UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07257

SEI Institutional Investments Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: May 31, 2019

Date of reporting period: May 31, 2019

Item 1.	Reports to Stockholders.

May 31, 2019

ANNUAL REPORT

SEI Institutional Investments Trust

› Large Cap Fund	› Emerging Markets Equity Fund
› Large Cap Disciplined Equity Fund	› Opportunistic Income Fund
› Large Cap Index Fund	› Core Fixed Income Fund
› S&P 500 Index Fund	› High Yield Bond Fund
› Extended Market Index Fund	› Long Duration Fund
› Small Cap Fund	› Long Duration Credit Fund
› Small Cap II Fund	› Ultra Short Duration Bond Fund
› Small/Mid Cap Equity Fund	› Emerging Markets Debt Fund
› U.S. Equity Factor Allocation Fund	› Real Return Fund
› U.S. Managed Volatility Fund	› Limited Duration Bond Fund
› Global Managed Volatility Fund	› Intermediate Duration Credit Fund
› World Equity Ex-US Fund	› Dynamic Asset Allocation Fund
› Screened World Equity Ex-US Fund	› Multi-Asset Real Return Fund
› World Select Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

May 31, 2019 (Unaudited)

To Our Shareholders:

After an extended period of historical calm and steady gains, volatility returned to financial markets during the fiscal year ending May 31, 2019, with a selloff toward the end of 2018 that sent most global indexes into or near bear market territory before a first-quarter rebound that saw the S&P 500 Index deliver its best first-quarter performance in 20 years. Trade war fears, ongoing Brexit discussions and the U.S. yield curve all weighed on investor expectations.

The pace of interest-rate increases by the Federal Reserve (“Fed”) mostly followed the market’s projections. Short-term rates rose by a greater magnitude than long-term rates after the Federal Reserve raised rates three times during the reporting period, and the yield-curve flattened to a post-recession low.

The European Central Bank ended its bond-buying program at the end of 2018 but made assurances that it would reinvest maturing securities for some time to help keep rates low. The Japanese yen, typically viewed as a safe-haven asset in risk-off environments, finished the period close to unchanged against the U.S. dollar as the Bank of Japan (“BOJ”) held monetary policy stable. Driven by trade-related tensions, China’s currency slid to a 10-year low against the U.S. dollar in the second half of the fiscal period.

Oil prices rose during the first half of the reporting period to a four-year high, supported by geopolitical tensions and news that Saudi Arabia and Russia would extend an agreement to curb output. However, growing concerns over falling demand and increasing global supply, along with a broad selloff in risk assets, helped drive a correction during the last three months of 2018 that sent the commodity down as much as 40% from its earlier highs. Support at the start of the new year saw a near-50% recovery from its lows, and oil closed the fiscal year down just over 15%.

Geopolitical Events

U.S. elections in November 2018 produced a partial shift in power away from Republicans and toward Democrats in Congress and statehouses across the country. The new balance of authority in Congress should substantially limit the ability of President Donald Trump and Republicans to pass meaningful legislation; it also enhances the investigatory powers available to Democrats, thereby adding to political risk for the Trump administration.

The partial shutdown of the U.S. government in December lasted over a month due to an impasse between Congress and President Trump’s administration about whether to fund a multi-billion dollar wall on the U.S.-Mexico border championed by the president. The Trump administration also received a measure of resolution in March, when the special counsel investigating the 2016 election “did not establish that members of the Trump campaign conspired or coordinated with the Russian government” to sway the election. The special counsel reportedly could not conclude that the president committed criminal obstruction of justice, although neither did it exonerate him. Congressional Democrats intend to review the special counsel’s report to make a separate determination in conjunction with information gathered through Congressional investigations.

A second meeting between Trump and North Korean Supreme Leader Kim Jong-Un garnered headlines but ended early after Trump concluded that North Korea was not making adequate denuclearization concessions that warranted the removal of sanctions. President Trump backed out of a multi-party nuclear disarmament agreement with the Iranian Republic and re-imposed sanctions on Iran despite the International Atomic Energy Agency’s assurance that Iran remained compliant with the terms of the accord; all other original signatories to the deal remained committed.

The U.S. announced an escalation in tariffs on Chinese imports in early May as a trade delegation headed to Washington, DC, and talks appeared to be in advanced stages. Tariffs on $200 billion of Chinese imports increased from 10% to 25% (joining $50 billion of Chinese imports that have been taxed at 25% since 2018). The Office of the United States Trade Representative also proposed additional tariffs of 25% on the remaining $300 billion in U.S. imports from China, which could take effect in the coming months. China responded with plans to raise the tariff rates on about $60 billion of imports from the U.S. in June.

NAFTA’s successor came into focus during the year—first when the U.S. and Mexico came to an agreement in August, and then when the U.S. and Canada finally ironed out their differences in the last few hours of September. Now called the United States-Mexico-Canada Agreement, the revised deal is expected to strengthen its predecessor’s provisions and improve labor standards. The U.S. is projected to offer Canada and Mexico relief from automobile-related trade barriers as a result of the new agreement, although aluminum and steel tariffs will remain.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	1

LETTER TO SHAREHOLDERS (Continued)

May 31, 2019 (Unaudited)

Prime Minister Theresa May announced on May 24 her intention to resign in early June following a poor showing for Conservatives in European Parliamentary elections. May’s inability to establish sufficient support for her Brexit deal or a viable alternative had become an impasse, and her recent overtures for a second referendum alienated a large subset of her party’s leadership. Since May’s announcement, more than a dozen candidates have announced plans to run as her replacement. Former foreign secretary and prominent Brexit proponent Boris Johnson was polling ahead of other candidates, offering campaign assurances that he would steer the U.K. out of the EU by the Brexit deadline of October 31—with or without a deal.

Elections for European Parliament exposed support for centrist parties shifting toward more polarizing alternatives on the left and right. Concerns about the impact of climate change bolstered the Green Party alliance, especially in Germany, where it outpaced the Social Democratic Party (which serves as the junior partner in Chancellor Angela Merkel’s coalition government). Eurosceptic nationalist parties also fared well, particularly in France and Italy, where they earned a plurality of votes.

Economic Performance

The U.S. economy grew 4.2% at the start of the fiscal period, its highest annualized growth rate since 2014, primarily on strong business expenditures and a jump in exports ahead of expected retaliatory tariffs. Consumer spending also accelerated, by 3.8%, after growing by the slowest rate in five years during the previous quarter. Third-quarter GDP was a still-solid 3.4%, pointing to a slight drop in consumer spending and a broader decline in exports. Economic growth slowed to 2.2% in the fourth quarter, primarily due to a softer environment for business investment that was only modestly affected by the partial government shutdown. Still, GDP for the 2018 calendar year finished at 2.9%, equaling growth in 2015 as the best in 10 years. The government shutdown that continued through most of January likely detracted from economic growth in 2019; however, growth rebounded to 3.1% in the first quarter, driven by increases in inventories and trade.

The labor market remained robust throughout the fiscal year: the unemployment rate fell, finishing the period at 3.6%, a 49-year low; the labor-force participation rate ended at 62.8%, unchanged from a year ago. Average hourly earnings gained 3.1% over the year, although a modest increase in price pressures weighed on real personal income growth as the period progressed. The historically strong labor market and improving wage growth helped boost the debt profile of the U.S. consumer. The Fed raised its target interest rate three times during the period but took a dovish turn toward the end of the fiscal year, with new economic projections that showed zero interest-rate increases in 2019. The central bank also unveiled a plan to start slowing the reduction of its balance sheet in May—before halting reduction altogether in September and converting its allocation of mortgage-related assets to Treasurys.

The European Central Bank (“ECB”) held its benchmark interest rate unchanged at a historic low through the fiscal year, while the Bank of England raised its official bank rate for only the second time since the global financial crisis, by 0.25%. Committee guidance noted a bias toward higher rates in the future, depending on the Brexit outcome, at its most recent policy meeting just before the end of the period. Broad economic growth in the eurozone slowed to its weakest pace in four years at the end of the fourth quarter of 2018, as tightening auto emission standards in Germany and a stagnating Italian economy hampered expansion; growth rebounded in the first quarter but likely did not weaken the case for continued accommodative policy by the ECB for some time. The U.K. economy grew 1.8% year-on-year through the first quarter of 2019, up from a six-year low of 1.4% in the fourth quarter of 2018.

Japanese GDP grew 0.6% year-on-year at the end of the first quarter of 2019; the BOJ maintained monetary stimulus in an attempt to counter slowing growth and weak productivity gains. Meanwhile, GDP in China expanded by 6.4% year-on-year in the first quarter of 2019, its weakest pace in 28 years, as a lack of consumer confidence due to the U.S. trade war continued to put pressure on economic growth.

Market Developments

For the fiscal year ending May 31, 2019, growth stocks, in general, outperformed value stocks. The U.S. equity market experienced a significant decline midway through the fiscal year as concerns about rising interest rates, trade issues, and softening global economic growth weighed on investor sentiment. The highly-cyclical materials and energy sectors experienced significant selloffs, while the healthcare and utilities sectors, in particular, outperformed and helped mitigate some damage in the falling market. However, January marked the best start for equities in thirty years, and the recovery rally continued through April before slightly retreating in May.

2	SEI Institutional Investments Trust / Annual Report / May 31, 2019

The Russell 1000® Growth Index finished up 5.39% during the fiscal year, while the Russell 1000® Value Index lagged, gaining 1.45% over the same period. The selloff in U.S. equities over the last month of the fiscal year fell disproportionately harder on small-cap stocks. Large caps (Russell 1000® Index) finished the reporting period up 3.47%, easily outpacing small caps (Russell 2000® Index), which lost 9.04%.

Looking back on market performance for the full period, the FTSE UK Series All-Share Index shed 8.28% in U.S. dollar terms, but only 3.17% in sterling, as Brexit concerns continued to overshadow the outlook for businesses. The MSCI ACWI Index, a proxy for global equities in both developed and emerging markets, moderated 1.29% in U.S. dollar terms; U.S. markets did better, as the S&P 500 Index returned 3.78%. Despite continued accommodative monetary policy from the ECB, European equities lagged, as fears over trade wars and policy uncertainty grew. The MSCI Europe Index finished down 5.17% in U.S. dollar terms and off 0.66% in euros; the euro finished down 4.81% versus the U.S. dollar for the year.

Emerging markets failed to keep pace. The MSCI Emerging Markets Index finished the fiscal year down 8.70% in U.S. dollar terms, despite paring its year-to-date losses over the final five months. Likewise, Asian markets ended the period lower as trade-related concerns drove market weakness in the region.

Led by the dovish tone of global central banks and better-than-expected earnings toward the end of the reporting period, global high-yield bonds outperformed global government bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve, as short-term yields fell less than long-term yields. In early December, the spread between 2-year and 10-year Treasury bonds compressed to 11 basis points, its narrowest point in more than 12 years. At the same time, the spread between 2-year and 5-year Treasurys inverted, as did the spread between 3-year and 5-year Treasurys. The Federal Open Market Committee increased the federal-funds rate in mid-December—the third hike of the reporting period and ninth during this tightening cycle—while softening its projections for future rate increases. The rate hike pushed short-term yields higher, while inflation and long-term economic growth expectations remained subdued. Yields for 10-year government bonds declined and ended the period 69 basis points lower at 2.14%, while 2-year yields rose to almost 3% during the first half of the fiscal year but finished the period down 45 basis points at 1.95%.

Inflation-sensitive assets, such as commodities and Treasury Inflation-Protected Securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) slid 12.37%, due to oil market headwinds, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) edged 3.94% higher.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, climbed 3.09% in U.S. dollar terms during the reporting period, while the high-yield market did slightly better, with the ICE BofAML US High Yield Constrained Index up 5.36%.

U.S. investment-grade corporate debt performed well, as the Bloomberg Barclays US Corporate Investment Grade Index returned 7.45%. Despite facing headwinds from rising interest rates, U.S. asset-backed and mortgage-backed securities both also managed gains during the fiscal year.

Emerging-market debt delivered strong performance. The JP Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, edged 0.35% higher in U.S. dollar terms but needed to rally over the final six months of the reporting period to finish positive. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), gained 7.46%, with all of its gains also coming over the second half of the fiscal year.

Our View

There’s no denying that a synchronized global growth slowdown is underway. However, it does not mean that the global economy is in (or near) recession. China and the U.K., for example, are the second and fourth worst-performing countries, respectively, according to the Organisation for Economic Co-operation and Development’s composite leading indicators. Yet China continues to post gross domestic product growth in the vicinity of 6%, while the U.K. recorded an increase of 1.3% last year (both in inflation-adjusted terms).

The spread between 3-month and 10-year Treasurys turned convincingly negative in May after narrowing throughout much of the expansion. Recession historically occurs within 12 to 18 months of the yield curve either narrowing to 25

SEI Institutional Investments Trust / Annual Report / May 31, 2019	3

LETTER TO SHAREHOLDERS (Concluded)

May 31, 2019 (Unaudited)

basis points or inverting. The only time recession did not follow a yield-curve inversion was during the 1966-to-1967 period—although U.S. economic growth did slow dramatically.

Deeper recessions usually cause sharper share-price declines (as was the case in 1973). More expensive stock markets (as seen following the 1998-to-2000 tech bubble) also are more vulnerable. But the time between an initial yield-curve inversion and the emergence of a bear market can be extremely long.

By stressing patience and data dependence, the Fed’s change in rhetoric at the start of the year certainly has been an essential catalyst in sparking the risk-asset rally and credit-spread narrowing. The central bank’s decision makers approvingly noted that the benefits of the long economic expansion are finally being distributed more evenly as the labor market tightens; they seem confident that the economy can grow without generating worrisome inflationary pressures, even as most measures of labor-market activity point toward accelerating wage inflation.

We see plenty of opportunities in emerging equities as investors gain confidence that the worst is behind us for the asset class. But a sustained improvement depends on better global growth. In our view, China is the linchpin; we are optimistic that the country’s economic conditions will improve as it begins to feel the lagged impact of easier economic and monetary policies. We also expect domestic political pressures will likely force the Chinese government to ease further. Those political pressures certainly have influenced China’s trade discussions with the U.S. Meanwhile, Trump is grappling with similar pressures; he does not want the U.S. economy to sputter or the stock market to turn down as the country heads into a presidential election year. To put it bluntly, the leaders of both countries need a “win”.

While it may seem like a remote possibility today given the recent acrimony between the U.S. and China, a comprehensive trade agreement would provide a much-needed boost to the Chinese economy. It also would benefit nations that have high export exposure to China, both directly and through the supply-chain network. MSCI Emerging Markets Index performance will depend on the economic fortunes of China, South Korea and Taiwan, which now account for 54% of its market capitalization.

Investor pessimism about Europe appears overwhelming. The European Central Bank recently cut its forecast for 2019 eurozone gross domestic product growth to 1.1% from 1.7% just three months earlier. It’s a wonder that the year-to-date performance of European equities managed to nearly keep pace with that of U.S. equities.

Many of Europe’s problems are structural and challenging to improve. Its demographic profile, for example, looks rather bleak. Europe is the only major region where the population is expected to contract between now and 2050. The unemployment rate for Europeans aged 25 to 29 is still in double digits (by comparison, the average annual unemployment rate in the U.S. for this age group is approximately 4%). Of course, demographics alone do not explain Europe’s poor economic performance. A well-developed welfare state has its costs in the form of high taxation, extensive work rules, and regulations.

The shadow of a looming trade war with the U.S. surely hasn’t helped sentiment in Europe. European autos appear safe from tariffs for the time being, but headline risks may continue to have negative impacts—and it’s still possible that Trump will turn his full attention to trade with Europe once his administration concludes negotiations with China. Speaking of which, China’s slowdown is an additional factor behind the slide in Europe’s exports. Not only was European industrial production in decline for the 2018 calendar year, but it started this year 23% below its January 2008 level.

In our view, the best-case Brexit scenario is one in which the U.K. maintains close ties to the EU through a customs union. Failing that, now that voters have a better understanding of the costs and consequences of leaving, we think a second referendum either on Brexit alternatives or on Brexit itself makes sense. However, a referendum on reversing Brexit would risk further political upheaval given the number of people who still support the divorce. It would be nice to say that a no-deal Brexit is off the table, but it may have increased with Prime Minister May’s approaching resignation.

The uncertainty surrounding Brexit outcomes and timing remains a depressant for economic growth in the U.K. and the rest of Europe. Bottom-up analysts expect U.K. earnings to decelerate to just 1.8% in 2019, which is in stark contrast with last year’s surprisingly strong rate of 10.9%.

4	SEI Institutional Investments Trust / Annual Report / May 31, 2019

The re-emergence of heightened volatility since the beginning of 2018 is a reminder that one should always expect the unexpected when it comes to investing. Cash was king in 2018, providing a 2.1% return, according to the ICE BofAML USD 3-Month Deposit Offered Rate Constant Maturity Index. However, cash was consistently one of the worst performers in most other years going back to 2009. Emerging-markets equities fell at the other end of the performance spectrum in 2018, sustaining a total-return loss of 14.6%—but was the strongest category in 2017 and posted a double-digit return in 2016.

In a world where the best- and worst-performing asset classes tend to dominate the headlines, it can be easy to forget that diversification has historically been the most reliable approach for meeting long-term investment goals—especially when looking through the lens of risk-adjusted returns.

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that trust, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

SEI Institutional Investments Trust / Annual Report / May 31, 2019	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: AJO, L.P. (“AJO”), Coho Partners, Ltd. (“Coho”), Fred Alger Management, Inc. (“Alger”), LSV Asset Management (“LSV”), Mar Vista Investment Partners, LLC (“Mar Vista”), and Schafer Cullen Capital Management, Inc. (“Schafer Cullen”). During the period, AQR Capital Management, LLC, Fiera Capital Inc. and Jackson Square Partners, LLC, were removed from the Fund, while Alger, Mar Vista and Schafer Cullen were added.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 1.49%. The Fund’s primary benchmark—the Russell 1000® Index—returned 3.47%.

IV. Fund Attribution

The fiscal year produced modestly positive returns for equity investors as the global economy expanded gradually, and U.S. long-term interest rates declined. As noted in the shareholder letter, heightened concerns about a potential trade war, along with signs that the pace of global economic expansion may be decreasing weighed on investors’ minds.

Interest-rate sensitive bond proxies, such as utilities, consumer staples and real-estate investment trusts, outperformed. These sectors represented a significant portion of the low-volatility stock universe and, as a result, low-volatility stocks outperformed. Economically-sensitive sectors, notably energy, materials and financials, underperformed. These stocks comprised a significant portion of the value stock universe and caused value indexes to lag relative to growth indexes. The information technology and healthcare sectors outperformed, helping propel growth indexes higher. Small- and mid-cap stocks lagged relative to the largest-capitalization stocks.

In this environment, the Fund underperformed relative to its benchmark due to underweights to the largest-capitalization stocks and underweights to real-estate investment trusts and utilities. The Fund’s value tilt and associated overweights to the energy, materials, and financials sectors also detracted.

LSV detracted due to its value exposure and overweight to economically-sensitive stocks. Coho also detracted due to its value orientation, as did Schafer Cullen after it was added to the Fund in December. AJO was in the Fund for the full year and produced performance similar to the benchmark. During their time in the Fund, Alger and Mar Vista contributed as a result of their growth focus.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Fund, Class A	1.49%	9.81%	7.66%	12.83%	7.92%
Russell 1000® Index	3.47%	11.68%	9.45%	14.02%	8.52%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A, versus the Russell 1000® Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Large Cap Disciplined Equity Fund

I. Objective

The Large Cap Disciplined Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: AJO, L.P. (“AJO”), AQR Capital Management, LLC (“AQR”), Ceredex Value Advisors LLC (“Ceredex”), Coho Partners, Ltd. (“Coho”), and Quantitative Management Associates LLC (“QMA”). During the fiscal period, OppenheimerFunds, Inc. (Oppenheimer), was removed from the Fund, while Coho was added.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned -0.14%. The Fund’s primary benchmark—the S&P 500 Index—returned 3.78%.

IV. Fund Attribution

The fiscal year produced modestly positive returns for equity investors as the global economy expanded gradually, and U.S. long-term interest rates declined. As noted in the shareholder letter, heightened concerns about a potential trade war, along with signs that the pace of global economic expansion may be decreasing weighed on investors’ minds.

Interest-rate sensitive bond proxies, such as utilities, consumer staples and real-estate investment trusts, outperformed. These sectors represented a significant portion of the low-volatility stock universe and, as a result, low-volatility stocks outperformed. Economically-sensitive sectors, notably energy, materials and financials, underperformed. These stocks comprised a significant portion of the value stock universe and caused value indexes to lag relative to growth indexes. The information technology and healthcare sectors outperformed, helping propel growth indexes higher. Small- and mid-cap stocks lagged relative to the largest-capitalization stocks.

In this environment, the Fund underperformed relative to its benchmark due to underweights to the largest-capitalization stocks and overweight to the energy sector. The Fund’s value tilt, along with poor security selection within the healthcare, energy and consumer discretionary sectors, also detracted.

AQR and QMA’s returns lagged significantly as the Fund’s multi-factor quantitative managers underweighted the largest-capitalization stocks and struggled to keep up during the fiscal year. Ceredex lagged due to its value orientation. Coho was added in December and lagged the S&P 500 Index due to its value tilt, as well as underweights to real-estate investment trusts and utilities. Oppenheimer produced returns similar to the S&P 500 Index during its time in the Fund. AJO’s returns were in line with the S&P 500 Index for the fiscal year.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Large Cap Disciplined Equity Fund, Class A	-0.14%	9.28%	8.22%	13.27%	7.80%
S&P 500 Index	3.78%	11.72%	9.66%	13.95%	8.83%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Disciplined Equity Fund, Class A, versus the S&P 500 Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 8/28/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Large Cap Index Fund

I. Objective

The Large Cap Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000® Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-advisor as of May 31, 2019 was SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 3.43%. The Fund’s primary benchmark—the Russell 1000® Index—returned 3.47%.

IV. Fund Attribution

The fiscal year produced modestly positive returns for equity investors as the global economy expanded gradually, and U.S. long-term interest rates declined. As noted in the shareholder letter, heightened concerns about a potential trade war, along with signs that the pace of global economic expansion may be decreasing weighed on investors’ minds.

Interest-rate sensitive bond proxies, such as utilities, consumer staples and real-estate investment trusts, outperformed. These sectors represented a significant portion of the low-volatility stock universe and, as a result, low-volatility stocks outperformed. Economically-sensitive sectors, notably energy, materials and financials, underperformed. These stocks comprised a significant portion of the value stock universe and caused value indexes to lag relative to growth indexes. The information technology and healthcare sectors outperformed, helping propel growth indexes higher. Small- and mid-cap stocks lagged relative to the largest-capitalization stocks.

From a style perspective, growth stocks trounced value stocks by a wide margin. With passive management, the Fund generally captured the broad performance of the U.S. large-cap equity market.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Large Cap Index Fund, Class A	3.43%	11.63%	9.42%	13.99%	7.56%
Russell 1000® Index	3.47%	11.68%	9.45%	14.02%	8.52%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Index Fund, Class A, versus the Russell 1000® Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 4/1/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-advisor as of May 31, 2019, was SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 3.77%. The Fund’s primary benchmark—the S&P 500 Index—returned 3.78%.

IV. Fund Attribution

The fiscal year produced modestly positive returns for equity investors as the global economy expanded gradually, and U.S. long-term interest rates declined. As noted in the shareholder letter, heightened concerns about a potential trade war, along with signs that the pace of global economic expansion may be decreasing weighed on investors’ minds.

Interest-rate sensitive bond proxies, such as utilities, consumer staples and real-estate investment trusts, outperformed. These sectors represented a significant portion of the low-volatility stock universe and, as a result, low-volatility stocks outperformed. Economically-sensitive sectors, notably energy, materials and financials, underperformed. These stocks comprised a significant portion of the value stock universe and caused value indexes to lag relative to growth indexes. The information technology and healthcare sectors outperformed, helping propel growth indexes higher. Small- and mid-cap stocks lagged relative to the largest-capitalization stocks.

From a style perspective, growth stocks trounced value stocks by a wide margin. With passive management, the Fund generally captured the broad performance of the U.S. large-cap equity market.

Derivatives were used for equitizing cash flows and hedging back to the Fund’s passive mandate. There was a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	Inception
	Return	Return	Return	to Date
S&P 500 Index Fund, Class A	3.77%	11.69%	9.61%	10.19%
S&P 500 Index	3.78%	11.72%	9.66%	10.23%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class A, versus the S&P 500 Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 12/18/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Extended Market Index Fund

I. Objective

The Extended Market Index Fund (the “Fund”) seeks investment results that approximate, as closely as practicable and before expenses, the performance of the Russell Small Cap Completeness Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-advisor as of May 31, 2019 was SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned -3.29%. The Fund’s primary benchmark—the Russell Small Cap Completeness Index—returned -3.42%.

IV. Fund Attribution

Despite positive returns in large-cap indexes, concerns about a potential trade war, along with signs that the pace of global economic expansion may be decreasing, caused a broad flight from risky assets during the fiscal year; as a result, small-cap equities were down during the one-year reporting period ending May 31, 2019.

Stocks perceived as safe havens, such as utilities and real-estate investment trusts, generally outperformed at the end of 2018 due to the broad de-risking in the market, and they continued to lead in the new year as their bond-proxy characteristics were attractive after the Fed hinted at a possible rate cut in 2019. These sectors represented a significant portion of the low-volatility stock universe and, as a result, low-volatility stocks outperformed.

Economically-sensitive sectors, notably energy, materials and consumer discretionary underperformed. These stocks comprised a meaningful portion of the value stock universe and caused value indexes to lag relative to growth indexes. As noted in the shareholder letter, the information technology and communication services sectors outperformed and helped growth indexes outperform their value counterparts.

The Fund was passively managed and generally captured the broad performance of its benchmark index, the Russell Small Cap Completeness Index.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	Inception
	Return	Return	Return	to Date
Extended Market Index Fund, Class A	-3.29%	10.93%	7.52%	10.52%
Russell Small Cap Completeness Index[2]	-3.42%	10.87%	7.46%	10.48%
Russell 3000® Index	2.50%	11.55%	9.25%	11.97%

Comparison of Change in the Value of a $100,000 Investment in the Extended Market Index Fund, Class A, versus the Russell Small Cap Completeness Index and the Russell 3000® Index

1

For the year ended May 31, 2019. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

2	The Fund changed its benchmark index from the Russell 3000® Index to the Russell Small Cap Completeness Index.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: Axiom International Investors, LLC (“Axiom”), EAM Investors, LLC (“EAM”), Falcon Point Capital, LLC (“Falcon Point”), LSV Asset Management (“LSV”), Martingale Asset Management, L.P. (“Martingale”), and William Blair Investment Management, LLC (“William Blair”). During the fiscal period, AQR Capital Management, LLC, was removed from the Fund, while Martingale was added.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned -7.71%. The Fund’s primary benchmark—the Russell 2000® Index—returned -9.04%.

IV. Fund Attribution

The one year ending May 31, 2019, was primarily defined by the extreme selloff during the fourth quarter of 2018 (most notably in December) and the nearly as severe market resurgence in the first quarter of 2019, the best first quarter for U.S. equities in 20 years. As noted in the shareholder letter, the volatility was sparked by a confluence of concerns around slowing global growth, tightening monetary policies and geopolitical tensions— notably trade talks between the U.S. and China. Most major indexes had been positive for the 2018 calendar year entering the fourth quarter but ended the year with negative returns after approaching bear-market territory during the final three months. The broad and deep risk-off climate saw investors flee cyclical sectors to the most defensive areas of the market like utilities and real estate. Unfortunately, these areas are typically unattractive to active managers and proved to be a challenging environment.

Sectors that were the worst performing at the end of 2018 (particularly energy, materials and healthcare) outperformed in the first quarter of 2019 and vice versa. Non-earning, high-beta companies performed the best, and growth returned to prominence over value, boosted by the information technology and biotech sectors. Investor sentiment radically shifted, apparently deciding that the concerns that manifested in the fourth quarter had been overblown. The Federal Reserve also adopted a more dovish “flexibility” during this period, announcing that no further rate hikes were projected for 2019. This pivot was detrimental to the financials sector, which was one of the worst-performing areas of the market in the first quarter of 2019.

The market moderately declined at the end of the fiscal year on stalled trade talks between the U.S. and China, re-emerging concerns of slowing global growth and a potential new set of tariffs levied on Mexico by the U.S.

The Fund outperformed over the fiscal year, though much of the outperformance came toward the end of the period. Strong security selection within the health care, consumer discretionary and energy sectors enhanced Fund performance. An overweight to information technology also contributed; positive security selection in energy mostly offset a slight overweight to the sector. Weak selection within industrials and financials were the largest detractors, though not enough to overcome the positive selection across the board.

The Russell 2000® Growth Index outperformed the Russell 2000® Value Index by approximately 4.5% during the fiscal year, and this was evident in how the Fund’s managers performed. EAM and Axiom contributed the most to excess return, mainly from strong stock selection, though its overweight to information technology and underweight to the energy sector also benefited. William Blair, despite being a value manager, positively contributed to excess return. Martingale was added as a sub-advisor in December and enhanced performance during its time in the Fund, aided by low-volatility-style tailwinds. LSV was the largest detractor, suffering from steep style headwinds and exposure to the more cyclical areas of the market, notably energy and materials, as well as its technology underweight.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Small Cap Fund, Class A	-7.71%	7.39%	5.27%	11.81%	7.75%
Russell 2000® Index	-9.04%	9.75%	6.71%	12.84%	7.79%

SEI Institutional Investments Trust / Annual Report / May 31, 2019	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Small Cap Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A, versus the Russell 2000® Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

12	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Small Cap II Fund

I. Objective

The Small Cap II Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: ArrowMark Colorado Holdings LLC (“ArrowMark”), Copeland Capital Management, LLC (“Copeland”), EAM Investors, LLC (“EAM”), LMCG Investments, LLC (“LMCG”), and Snow Capital Management L.P. (“Snow”). During the fiscal period, AQR Capital Management, LLC, and Falcon Point Capital, LLC, were removed from the Fund, while Copeland was added.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned -6.98%. The Fund’s primary benchmark—the Russell 2000® Index—returned -9.04%.

IV. Fund Attribution

The one year ending May 31, 2019, was primarily defined by the extreme selloff during the fourth quarter of 2018 (most notably in December) and the nearly as severe market resurgence in the first quarter of 2019, the best first quarter for U.S. equities in 20 years. As noted in the shareholder letter, the volatility was sparked by a confluence of concerns around slowing global growth, tightening monetary policies and geopolitical tensions— notably trade talks between the U.S. and China. Most major indexes had been positive for the 2018 calendar year entering the fourth quarter but ended the year with negative returns after approaching bear-market territory during the final three months. The broad and deep risk-off climate saw investors flee cyclical sectors to the most defensive areas of the market like utilities and real estate. Unfortunately, these areas are typically unattractive to active managers and proved to be a challenging environment.

Sectors that were the worst performing at the end of 2018 (particularly energy, materials and healthcare) outperformed in the first quarter of 2019 and vice versa. Non-earning, high-beta companies performed the best, and growth returned to prominence over value, boosted by the information technology and biotech sectors. Investor sentiment radically shifted, apparently deciding that the concerns that manifested in the fourth quarter had been overblown. The Federal Reserve also adopted a more dovish “flexibility” during this period, announcing that no further rate hikes were projected for 2019. This pivot was detrimental to the financials sector, which was one of the worst-performing areas of the market in the first quarter of 2019.

The market moderately declined at the end of the fiscal year on stalled trade talks between the U.S. and China, re-emerging concerns of slowing global growth and a potential new set of tariffs levied on Mexico by the U.S.

The Fund outperformed over the fiscal year, though much of the outperformance came toward the end of the period. Strong security selection within the healthcare, consumer staples and information technology sectors enhanced Fund performance, while underweights to real estate and utilities detracted.

The Russell 2000® Growth Index outperformed the Russell 2000® Value Index by approximately 4.5% during the fiscal year, and this was evident in how the Fund’s managers performed. EAM was the top contributor due to strong selection within information technology and healthcare, along with positive allocation effects from its overweight to technology and underweight to energy. Copeland was the next-strongest contributor, as its strong stability leaning was a tailwind during bouts of market volatility after the sub-advisor’s addition to the Fund in December. ArrowMark finished the reporting period with negative absolute performance but contributed positively to excess returns due to its growth mandate. Conversely, Snow was the largest detractor, suffering from steep style headwinds and exposure to the more cyclical areas of the market. LMCG slightly detracted from excess return as it also faced headwinds to its value style.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	Inception
	Return	Return	Return	to Date
Small Cap II Fund, Class A	-6.98%	8.44%	6.16%	9.86%
Russell 2000® Index	-9.04%	9.75%	6.71%	10.66%

SEI Institutional Investments Trust / Annual Report / May 31, 2019	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Small Cap II Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Small Cap II Fund, Class A, versus the Russell 2000® Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 4/10/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

14	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Small/Mid Cap Equity Fund

I. Objective

The Small/Mid Cap Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: 361 Capital, LLC (“361”), ArrowMark Colorado Holdings LLC (“ArrowMark”), Axiom International Investors LLC (“Axiom”), Cardinal Capital Management, LLC (“Cardinal”), Copeland Capital Management, LLC (“Copeland”), and LSV Asset Management (“LSV”). During the fiscal year, AQR Capital Management, LLC (“AQR”), CastleArk Management LLC (“CastleArk”), Falcon Point Capital, LLC, and Integrity Asset Management, LLC, were removed from the Fund, while 361 and Copeland were added.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned -6.58%. The Fund’s primary benchmark—the Russell 2500® Index—returned -4.29%.

IV. Fund Attribution

The one year ending May 31, 2019, was primarily defined by the extreme selloff during the fourth quarter of 2018 (most notably in December) and the nearly as severe market resurgence in the first quarter of 2019, the best first quarter for U.S. equities in 20 years. As noted in the shareholder letter, the volatility was sparked by a confluence of concerns around slowing global growth, tightening monetary policies and geopolitical tensions— notably trade talks between the U.S. and China. Most major indexes had been positive for the 2018 calendar year entering the fourth quarter but ended the year with negative returns after approaching bear-market territory during the final three months. The broad and deep risk-off climate saw investors flee cyclical sectors to the most defensive areas of the market like utilities and real estate. Unfortunately, these areas are typically unattractive to active managers and proved to be a challenging environment.

Sectors that were the worst performing at the end of 2018 (particularly energy, materials and healthcare) outperformed in the first quarter of 2019 and vice versa. Non-earning, high-beta companies performed the best, and growth returned to prominence over value, boosted by the information technology and biotech sectors. Investor sentiment radically shifted, apparently deciding that the concerns that manifested in the fourth quarter had been overblown. The Federal Reserve also adopted a more dovish “flexibility” during this period, announcing that no further rate hikes were projected for 2019. This pivot was detrimental to the financials sector, which was one of the worst-performing areas of the market in the first quarter of 2019.

The market moderately declined at the end of the fiscal year on stalled trade talks between the U.S. and China, re-emerging concerns of slowing global growth and a potential new set of tariffs levied on Mexico by the U.S.

The Fund underperformed during the reporting period, largely due to poor stock selection within information technology, healthcare and industrials. Underweights to real estate and utilities also detracted, mainly in the fourth quarter of 2018.

Copeland was the top contributor to excess return during the period, as its strong stability leaning was a tailwind during bouts of market volatility after the sub-advisor’s addition to the Fund in December. Axiom was the next strongest contributor, benefiting from the growth tailwinds that generally persisted through the fiscal year. Though value outperformed at the end of 2018, the Russell 2000® Growth Index outperformed the Russell 2000® Value Index by approximately 4.5% over the entire period. Axiom had strong selection within consumer discretionary and positive allocation effects from its overweight to technology and underweight to energy. CastleArk moderately contributed due to growth style tailwinds before it was removed from the Fund in December.

LSV was the largest detractor, suffering from steep style headwinds and exposure to the more cyclical areas of the market, like energy and materials, while its underweight to technology also suffered.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Small/Mid Cap Equity Fund, Class A	-6.58%	7.94%	5.76%	12.74%	8.03%
Russell 2500® Index	-4.29%	9.79%	7.19%	13.78%	8.99%

SEI Institutional Investments Trust / Annual Report / May 31, 2019	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Small/Mid Cap Equity Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Small/Mid Cap Equity Fund, Class A, versus the Russell 2500® Index

¹

For the year ended May 31, 2019. Past performance is no indication of future performance. Class A shares were offered beginning 12/15/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

16	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

U.S. Equity Factor Allocation Fund

I. Objective

The U.S. Equity Factor Allocation Fund (the “Fund”) seeks the long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund is directly managed by SEI Investments Management Corporation (“SIMC”). There were no manager changes made during the fiscal period. SIMC will invest directly in equity securities utilizing a quantitative style of investing which uses a model-based approach to facilitate investment decisions. The quantitative method used by the Fund categorizes and selects securities based on specific characteristics (factors) determined by the Investment Advisor. Such factors may include security characteristics such as volatility, value, size or share price performance. The Investment Advisor uses its judgment and model-based systems to assess the factors used and to determine the weights allotted to those factors in portfolio construction. Based on market opportunities, and at its discretion, the Investment Advisor may tilt the Fund’s factor exposures by changing its allocation to the factors. The Investment Advisor may add, remove or modify certain factors in its model depending on investment research or market conditions. Additionally, the Investment Advisor may also take into account environmental, social and governance (“ESG”) factors when constructing the Fund’s investment portfolio. The Investment Advisor’s use of ESG considerations is not primarily based on investment or market considerations.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 1.74%. The Fund’s primary benchmark—the Russell 3000® Index—returned 2.50%.

IV. Fund Attribution

The twelve months ending May 31, 2019, saw a significant increase in market volatility. In the second quarter of 2018, performance across global equity markets desynchronized, as concentrated outperformance in the U.S. large-cap information technology sector drove most growth. October marked a reversal in established market trends—U.S. equities succumbed to the risk-off sentiment, and global markets sold off dramatically over the last quarter of 2018. As noted in the shareholder letter, the market downturn was attributed to fears of a U.S. recession amid slowing earning growth, rich market valuations, monetary policy tightening and U.S.-China trade wars. Although the risk-on rally resumed in January, supported by the Federal

Reserve’s dovish pivot on interest rates, it did not prove to be sustainable. Market sentiment shifted again in May, reflecting investors’ nervousness about a deteriorating global macroeconomic picture. In terms of regional trends, the eurozone recovery decelerated; investor confidence sank to a four-year low in response to fragile economic indicators. In the U.K., equity markets proved more resilient despite ongoing political uncertainty associated with a delayed Brexit deal. The U.S.-China trade dispute and a notable slowdown of the Chinese economy hurt emerging markets.

The broad market selloff favored low-beta names. In contrast, value—particularly cyclical value—struggled as investors sought comfort in more stable businesses with better growth prospects.

The Fund faced factor-driven headwinds and underperformed its benchmark during the fiscal year. Value exposure was the primary detractor during the reporting period, followed by the Fund’s diversity exposure, which manifests as an underweight to mega-cap stocks. Exposure to momentum, particularly earnings-revision momentum was accretive, as was exposure to stability.

Active sector exposures resulting from factor tilts enhanced performance but were insufficient to offset factor headwinds. The Fund’s energy underweight and financials overweight were beneficial, while an underweight to communication services detracted.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized Inception to Date
U.S. Equity Factor Allocation Fund, Class A	1.74%	3.17%
Russell 3000® Index	2.50%	4.22%

SEI Institutional Investments Trust / Annual Report / May 31, 2019	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

U.S. Equity Factor Allocation Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the U.S. Equity Factor Allocation Fund, Class A, versus the Russell 3000® Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 4/26/18. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

18	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad U.S. equity markets.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: LSV Asset Management (“LSV”) and Wells Capital Management, Inc. (“Wells”)—formerly Analytic Investors, LLC. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 7.10%. The Fund’s primary benchmark—the Russell 3000® Index—returned 2.50%.

IV. Fund Attribution

The twelve months ending May 31, 2019, saw a significant increase in market volatility, an environment that was favorable for low-volatility investing. After a prolonged period of market growth, driven by concentrated outperformance of U.S. names in the information technology sector, market dynamics reversed, and global markets sold off dramatically over the last quarter of 2018. As noted in the shareholder letter, the market downturn was attributed to fears of a U.S. recession amid slowing earning growth, rich market valuations, monetary policy tightening and U.S.-China trade wars. Although the risk-on rally resumed in January, supported by the Federal Reserve’s dovish pivot on interest rates, it did not prove to be sustainable. Market sentiment shifted again in May, reflecting investors’ nervousness about a deteriorating global macroeconomic picture and undesirable developments in the U.S.-China trade relationship. In this market environment, low-volatility names benefited from strong style tailwinds, and more defensive areas of the market significantly outperformed their cyclical peers.

The Fund provided meaningful risk reduction in a falling market and delivered strong returns, each measured relative to the broad benchmark index. The Fund benefited from alpha source tailwinds and falling long-term bond yields in the second half of the reporting period, given its higher interest-rate sensitivity to lower-

beta sectors (consistent with the Fund’s philosophy by construction).

At the sector level, a focus on risk reduction translated into the Fund’s strategic overweight to defensive sectors, such as utilities and consumer staples, and an underweight to highly cyclical areas of the market, namely consumer discretionary, information technology, energy and industrials. It is worth mentioning that the performance of the information technology sector in the U.S. was unusual. The sector was more resilient during the periods of market stress and rallied strongly in the first quarter of this year, securing positive returns over the 12-month period unlike other cyclical sectors. The Fund’s large underweight to information technology was not beneficial to Fund performance, but the negative effect was neutralized by otherwise favorable sector positioning.

Both managers delivered strong benchmark-relative performance over the period. Wells performed better, given its greater exposure to low-beta securities. The benefit of tailwinds to LSV’s low-volatility style was partially offset by its less favorable value bias.

Any frictional cash positions in the portfolio were equitized through index futures in order to be fully invested in the market at all times. This had a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
U.S. Managed Volatility Fund, Class A	7.10%	9.57%	9.11%	14.09%	13.03%
Russell 3000® Index	2.50%	11.55%	9.25%	13.93%	13.75%

SEI Institutional Investments Trust / Annual Report / May 31, 2019	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

U.S. Managed Volatility Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class A, versus the Russell 3000® Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 12/31/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

20	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Global Managed Volatility Fund

I. Objective

The Global Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad global equity markets.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: Acadian Asset Management LLC (“Acadian”), LSV Asset Management (“LSV”) and Wells Capital Management, Inc. (“Wells”)— formerly Analytic Investors, LLC. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 3.14%. The Fund’s primary benchmark—the MSCI World Index (Net)—returned -0.29%.

IV. Fund Attribution

The twelve months ending May 31, 2019, saw a significant increase in market volatility, an environment that was favorable for low-volatility investing. After a prolonged period of market growth, driven by concentrated outperformance of U.S. names in the information technology sector, market dynamics reversed, and global markets sold off dramatically over the last quarter of 2018. As noted in the shareholder letter, the market downturn was attributed to fears of a U.S. recession amid slowing earning growth, rich market valuations, monetary policy tightening and U.S.-China trade wars. Although the risk-on rally resumed in January, supported by the Federal Reserve’s dovish pivot on interest rates, it did not prove to be sustainable. Market sentiment shifted again in May, reflecting investors’ nervousness about a deteriorating global macroeconomic picture. In this market environment, low-volatility names benefited from strong style tailwinds, and more defensive areas of the market significantly outperformed their cyclical peers.

The Fund provided meaningful risk reduction in a falling market and delivered strong returns, each measured relative to the broad benchmark index. The Fund benefited from alpha source tailwinds and falling long-term bond yields in the second half of the reporting period, given its higher interest-rate sensitivity to lower-

beta sectors (consistent with the Fund’s philosophy by construction).

At the sector level, a focus on risk reduction translated into the Fund’s strategic overweight to defensive sectors, such as utilities, consumer staples and healthcare, and an underweight to highly cyclical areas of the market, namely information technology, energy and industrials. Sector positioning was beneficial overall and contributed to the Fund outperformance.

All managers posted positive returns in absolute terms over the twelve months, benefiting from style tailwinds in the environment of spiked market volatility. Wells was the best performing manager within the Fund due to its significant low-beta exposure. In contrast, LSV lagged the other managers on the back of its relatively lower allocation to low-beta names, coupled with an unfavorable value bias, as investors turned their attention to more stable businesses.

The Fund also used derivatives to hedge currency risk. For the fiscal period, hedging the currency risk had a positive effect. In the environment of a strengthening U.S. dollar against major currencies, hedging back the exposure to non-U.S. countries was favorable.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized
	One Year	3 Year	Inception
	Return	Return	to Date
Global Managed Volatility Fund, Class A	3.14%	7.93%	9.54%
MSCI World Index (Net)	-0.29%	9.00%	10.66%

SEI Institutional Investments Trust / Annual Report / May 31, 2019	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Global Managed Volatility Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class A, versus the MSCI World Index (Net)

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 1/29/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

22	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

World Equity Ex-US Fund

I. Objective

The objective of the World Equity Ex-US Fund (the “Fund”) is to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: Acadian Asset Management LLC (“Acadian”), AllianceBernstein L.P. (“AllianceBernstein”), Baillie Gifford Overseas Ltd. (“Baillie Gifford”), BlackRock International Ltd. (“BlackRock”), EARNEST Partners, LLC (“EARNEST”), JO Hambro Capital Management Limited (“JO Hambro”), McKinley Capital Management, LLC (“McKinley”), and Wells Capital Management, Inc (“Wells”). During the year, Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”), was removed from the Fund, while AllianceBernstein was added.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned -7.34%. The Fund’s primary benchmark—the MSCI All Country World Ex-US Net Index—returned -6.26%.

IV. Fund Attribution

During the fiscal period, equity markets saw a V-shape return, with markets falling in the second half of 2018 on worries around trade, political uncertainty and slowing global growth before rising in the first half of 2019. Emerging markets declined sharply over the summer on concerns around tariffs placed on Chinese exports, a stronger U.S dollar and the Federal Reserve (“Fed”) raising rates and creating tighter market conditions in emerging markets (“EM”). These headwinds, combined with local-country turmoil in Turkey and Argentina, as well as rising oil prices, put pressure on many emerging-market countries and equity returns. At the same time, developed markets outside the U.S. dealt with their own issues around political instability and general market concern over European banks’ exposure to a weakening EM asset class. The threat of U.S. tariffs on EU and Japanese exports, as well as stricter emission standards in the EU, also put a dent on equity returns in developed markets. U.K. equity returns suffered due to Brexit concerns and general market unease. Concerns increased at the end of 2018 after markets realized that economic expansion in 2019 might be weaker than expected due to slower global growth, trade uncertainty and expectations for tighter monetary conditions. Even U.S. equities, which had remained strong until the final quarter of 2018, took a nosedive on concerns around the impact of trade amidst fading tax stimulus and expectations from tighter monetary conditions from the Fed. During the rest of 2018, investors sold off risk assets and snapped up defensive assets across all asset classes.

As noted in the shareholder letter, 2019 began on a more positive note after the Fed reversed its decision to continue rate hikes, a pivot that was supported by weaker expectations for global growth and the sharp, down move in U.S. equities at the end of 2018. Furthermore, progress on U.S./China trade talks also boosted investor confidence and the market outlook. Despite lingering concerns around global growth and Brexit uncertainty, stocks rallied globally in the first quarter of 2019 on looser monetary conditions and trade optimism. Both EM and developed markets rallied sharply, paring back some of 2018’s losses. However, the specters of weaker markets returned in May when trade talks suddenly broke down between the U.S. and China, and the U.S. threatened to impose tariffs on Mexico over immigration concerns. While the first quarter of 2019 saw a risk-on rally, markets fell at the end of the reporting period on renewed concerns around trade and growth.

The best performing region during the period was EM Latin America which, despite weak general market sentiment, still saw significant gains in 2018 due to optimism around new Brazilian president Jair Bolsonaro. Brazilian equities were one of the only sources of positive returns in the fourth quarter of 2018. The Pacific ex-Japan region also performed relatively well on a positive surprise from presidential election outcomes in May 2019. The worst-performing area was EM Asia due to trade concerns. Japan was the second-worst performer due to its dependency on and sensitivity to global growth.

The best-performing sectors were utilities and consumer staples, both of which offered investors shelter during the rocky period. Consumer discretionary and materials were the worst-performing sectors. Consumer discretionary stocks were hit hard due to the threat of tariffs on EU and Japanese autos, general tariffs placed on Chinese stocks and new emission standards in the EU.

From a sector perspective, the Fund outperformed through strong stock selection in diversified financial services companies and in Indian and Russian banks.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

World Equity Ex-US Fund (Concluded)

Selection in the consumer discretionary sector also helped, especially from Brazilian internet retailing stocks. The energy sector detracted significantly due to poor selection. Communication services was also a large detractor due to weak selection in Chinese internet stocks. From a regional standpoint, EM Latin America added the most value due to strong stock selection in Brazilian financials and consumer staples. The biggest detractor was EM Asia, where selection in Chinese and Korean stocks detracted.

The Fund underperformed its benchmark during the period. Value managers AllianceBernstein and Wells were the biggest detractors due to poor selection and a headwind against value managers. Acadian also underperformed with its quantitative-driven stock selection in an environment where value and momentum underperformed; momentum lagged as markets flip flopped between different return drivers. McKinley lagged as momentum had a tough time keeping up during the period. EARNEST lagged due to poor stock selection in energy, materials and it underweight to the utilities sector. BHMS was also a detractor as its value-oriented stock selection lessened performance in a tough environment for value.

JO Hambro was the best performing manager through strong stock selection in diversified financials and commodity stocks. Baillie Gifford was the next best performing manager due to strong selection in consumer discretionary, materials and industrial companies. BlackRock was neutral as poor stock selection in energy and materials was offset by strong selection in information technology and consumer discretionary.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
World Equity Ex-US Fund, Class A	-7.34%	7.24%	1.90%	6.45%	4.30%
MSCI All Country World Ex-US Net Index	-6.26%	6.72%	1.31%	5.80%	4.65%

Comparison of Change in the Value of a $100,000 Investment in the World Equity Ex-US Fund, Class A, versus the MSCI All Country World Ex-US Net Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 3/28/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

24	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Screened World Equity Ex-US Fund

I. Objective

The Screened World Equity Ex-US Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: Acadian Asset Management LLC (“Acadian”), Baillie Gifford Overseas Ltd (“Baillie Gifford”), EARNEST Partners LLC (“EARNEST”) and McKinley Capital Management, LLC (“McKinley”). There were no sub-advisor changes during the period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned -6.57%. The Fund’s primary benchmark—the MSCI All Country World Ex-US Net returned -6.26%.

IV. Fund Attribution

During the fiscal period, equity markets saw a V-shape return, with markets falling in the second half of 2018 on worries around trade, political uncertainty and slowing global growth before rising in the first half of 2019. Emerging markets declined sharply over the summer on concerns around tariffs placed on Chinese exports, a stronger U.S dollar and the Federal Reserve (“Fed”) raising rates and creating tighter market conditions in emerging markets (“EM”). These headwinds, combined with local-country turmoil in Turkey and Argentina, as well as rising oil prices, put pressure on many emerging-market countries and equity returns. At the same time, developed markets outside the U.S. dealt with their own issues around political instability and general market concern over European banks’ exposure to a weakening EM asset class. The threat of U.S. tariffs on EU and Japanese exports, as well as stricter emission standards in the EU, also put a dent on equity returns in developed markets. U.K. equity returns suffered due to Brexit concerns and general market unease. Concerns increased at the end of 2018 after markets realized that economic expansion in 2019 might be weaker than expected due to slower global growth, trade uncertainty and expectations for tighter monetary conditions. Even U.S. equities, which had remained strong until the final quarter of 2018, took a nosedive on concerns around the impact of trade amidst fading tax stimulus and expectations from tighter monetary conditions from the Fed. During the rest of 2018, investors sold off risk assets and snapped up defensive assets across all asset classes.

As noted in the shareholder letter, 2019 began on a more positive note after the Fed reversed its decision to continue rate hikes, a pivot that was supported by weaker expectations for global growth and the sharp, down move in U.S. equities at the end of 2018. Furthermore, progress on U.S./China trade talks also boosted investor confidence and the market outlook. Despite lingering concerns around global growth and Brexit uncertainty, stocks rallied globally in the first quarter of 2019 on looser monetary conditions and trade optimism. Both EM and developed markets rallied sharply, paring back some of 2018’s losses. However, the specters of weaker markets returned in May when trade talks suddenly broke down between the U.S. and China, and the U.S. threatened to impose tariffs on Mexico over immigration concerns. While the first quarter of 2019 saw a risk-on rally, markets fell at the end of the reporting period on renewed concerns around trade and growth.

The best-performing region during the period was EM Latin America which, despite weak general market sentiment, still saw significant gains in 2018 due to optimism around new Brazilian president Jair Bolsonaro. Brazilian equities were one of the only sources of positive returns in the fourth quarter of 2018. The Pacific ex-Japan region also performed relatively well on a positive surprise from presidential election outcomes in May 2019. The worst-performing area was EM Asia due to trade concerns. Japan was the second-worst performer due to its dependency on and sensitivity to global growth.

The best-performing sectors were utilities and consumer staples, both of which offered investors shelter during the rocky period. Consumer discretionary and materials were the worst-performing sectors. Consumer discretionary stocks were hit hard due to the threat of tariffs on EU and Japanese autos, general tariffs placed on Chinese stocks and new emission standards in the EU.

From a sector standpoint, healthcare, financials, and the consumer discretionary sector added the most value. Selection in retailing, banks and pharma biotech stocks helped. Energy detracted the most due to poor stock selection. Lack of exposure to utilities also detracted. From a regional standpoint, EM Latin America added the most value due to strong stock selection in Brazilian consumer staple stocks. The Pacific ex-Japan region

SEI Institutional Investments Trust / Annual Report / May 31, 2019	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Screened World Equity Ex-US Fund (Concluded)

was the biggest detractor as poor stock selection in Singapore and Australia detracted from results.

The Fund underperformed its benchmark. McKinley was the biggest detractor as its momentum-driven quantitative stock selection hurt in a market where constant rotation between risk-on and risk-off created a performance headwind. EARNEST detracted due to weak selection in North American and European stocks. Acadian detracted as its quant-driven stock selection model lagged as expected in an environment where value and momentum underperformed. Baillie Gifford was the only contributor due to strong stock selection in North American and German stocks.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Screened World Equity Ex-US Fund, Class A	-6.57%	9.47%	3.65%	6.99%	2.25%
MSCI All Country World Ex-US Net Index	-6.26%	6.72%	1.31%	5.80%	1.90%

Comparison of Change in the Value of a $100,000 Investment in the Screened World Ex-US Equity Fund, Class A, versus the MSCI All Country World Ex-US Net Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 6/30/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

26	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

World Select Equity Fund

I. Objective

The objective of the World Select Equity Fund (the “Fund”) is to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: AS Trigon Asset Management (“AS Trigon”), Fiera Capital Inc. (“Fiera”), Fondmaeglerselskabet Maj Invest A/S (“Maj Invest”), INTECH Investment Management LLC (“INTECH”), LSV Asset Management (“LSV”), Mackenzie Investments (“Mackenzie”), Metropole Gestion (“Metropole”), Poplar Forest Capital, LLC (“Poplar”), Rhicon Currency Management Pte Ltd (“Rhicon”), Sompo Japan Nipponkoa Asset Management Co., Ltd. (“Sompo”), and Towle & Co. (“Towle”). SIMC also directly manages a portion of the Fund’s assets. During the period, Jackson Square Partners, LLC (“Jackson”), was removed from the Fund, while Fiera, Mackenzie and Poplar were added. During the fiscal year, LSV’s U.S. Large Cap Value mandate was replaced by its Global Managed Volatility mandate.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned -8.81%. The Fund’s primary benchmark—the MSCI All Country World Net Index — returned -1.29%.

IV. Fund Attribution

The twelve months ending May 31, 2019, saw a significant increase in market volatility. In the second quarter of 2018, performance across global equity markets desynchronized, as concentrated outperformance in the U.S. large-cap information technology sector drove most growth. October marked a reversal in established market trends—U.S. equities succumbed to the risk-off sentiment, and global markets sold off dramatically over the last quarter of 2018. As noted in the shareholder letter, the market downturn was attributed to fears of a U.S. recession amid slowing earning growth, rich market valuations, monetary policy tightening and U.S.-China trade wars. Although the risk-on rally resumed in January, supported by the Federal Reserve’s dovish pivot on interest rates, it did not prove to be sustainable. Market sentiment shifted again in May, reflecting investors’ nervousness about a deteriorating global macroeconomic picture. In terms of regional trends, the eurozone recovery decelerated; investor confidence sank to a four-year low in response to fragile economic indicators. In the U.K., equity markets proved more resilient despite ongoing political uncertainty associated with a delayed Brexit deal. The U.S.-China trade dispute and a notable slowdown of the Chinese economy hurt emerging markets.

The broad market selloff favored low-beta names. In contrast, value—particularly cyclical value—struggled as investors sought comfort in more stable businesses with better growth prospects.

The Fund faced style headwinds and underperformed its benchmark over the fiscal year. Returns faced headwinds due to the Fund’s structural overweight to regional value-oriented managers, poor stock selection and an underweight to mega-cap stocks. The Fund’s positioning detracted most during the last quarter of 2018, when global markets plunged and investors sought comfort in large-cap defensive names. A dynamic shift in the Fund’s alpha source allocation away from momentum and towards-low volatility names partially mitigated the losses, but the effect was insufficient to make a tangible impact at the Fund level.

At the sector level, a large underweight to information technology and poor selection of consumer discretionary names were key detractors. At the country level, an underweight to China and an overweight to emerging Europe partially offset Japanese exposure and the Fund’s underweight to large-cap growth names in the U.S. market.

Global managers, except for LSV, underperformed the benchmark. Sompo, Towle and Metropole were the most noticeable detractors to Fund performance. Sompo, a Japan-based manager, was hurt by U.S.-China trade tensions, which had a significant impact on regional market performance. Metropole suffered from poor stock selection, particularly in the European banking sector and communication services, as well as an overall challenging regional market environment. Towle struggled due to style headwinds for its deep-value approach that were amplified by the manager’s small-cap tilt and poor stock selection in consumer discretionary. Local managers, being value-oriented by Fund construction, faced pronounced style headwinds and accounted for the larger portion of Fund underperformance. Finally, the Fund’s currency manager, Rhicon, had negative returns for the period.

LSV’s global managed-volatility strategy provided diversification to struggling INTECH and SIMC’s

SEI Institutional Investments Trust / Annual Report / May 31, 2019	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

World Select Equity Fund (Concluded)

momentum strategies during the broad market selloff. On the positive side, Fiera’s fundamental stability approach was in favor in the U.S. market and contributed to Fund performance. AS Trigon, an emerging-Europe manager, also delivered above-benchmark returns and benefited from favorable country positioning, namely its exposure to the Romanian market.

Any frictional cash positions in the portfolio were equitized through index futures to be fully invested in the market at all times. This had a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized
	One Year	Inception
	Return	to Date
World Select Equity Fund, Class A	-8.81%	2.45%
MSCI All Country World Net Index	-1.29%	6.84%

Comparison of Change in the Value of a $100,000 Investment in the World Select Equity Fund, Class A, versus the MSCI All Country World Net Index

¹

For the period ended May 31, 2019. Past performance is no indication of future performance. Class A shares were offered beginning 6/30/17. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

28	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Emerging Markets Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation. The Fund utilized the following sub-advisors as of May 31, 2019: AllianceBernstein L.P. (“AllianceBernstein”), Causeway Capital Management LLC (“Causeway”), JO Hambro Capital Management Limited (“JO Hambro”), KBI Global Investors (North America) Ltd. (“KBI”), RWC Asset Advisers (US) LLC (“RWC”) and WCM Investment Management (“WCM”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned -10.59%. The Fund’s primary benchmark—the MSCI Emerging + Frontier Markets Index—returned -8.53%.

IV. Fund Attribution

During the fiscal period, equity markets saw a V-shape return, with markets falling in the second half of 2018 on concerns around trade, political uncertainty and slowing global growth before rising in the first half of 2019. Emerging-market (“EM”) equities declined sharply over the summer on multiple concerns. Rising rates in the U.S. and a stronger dollar put pressure on EM assets broadly. As noted in the shareholder letter, trade tensions between the U.S. and China also put pressure on Chinese equities and the prospects for global growth. Finally, local issues in countries like Turkey and Argentina added to investor worries. The threat of Turkey’s central bank losing its independence caused Turkish assets to sell off, while Argentina grappled with a weak economy and concerns over more austerity from an International Monetary Fund bailout package. In the fall, worries around Apple’s iPhone put pressure on the Apple supply chain, causing Taiwan to underperform. As EM equities fell in 2018, high-flying growth and momentum stocks, driven by technology and Chinese stocks, led the decline.

2019 began on a more positive note after the Fed reversed its decision to continue rate hikes, a pivot that was supported by weaker expectations for global growth and the sharp, down move in U.S. equities at the end of 2018. Furthermore, progress on U.S./China trade talks also boosted investor confidence and the market outlook. Despite lingering concerns around global growth and Brexit uncertainty, stocks rallied globally in the first quarter of 2019 on looser monetary conditions and trade optimism. Both EM and developed markets rallied sharply, paring back some of 2018’s losses. However, the specters of weaker markets returned in May when trade talks suddenly broke down between the U.S. and China, and the U.S. threatened to impose tariffs on Mexico over immigration concerns.

EM small-cap stocks took a tumble, along with the whole asset class, as investors shied away from the riskier asset class. Frontier equities outperformed emerging markets in the latter half of 2018 and beginning of 2019, as the countries were somewhat more insulated from the trade woes affecting EM.

Energy was the best performing sector in the benchmark, followed by financials. Healthcare and consumer discretionary were the weakest performers. Frontier Latin America was the worst performing region in the index followed by EM Asia. EM Latin American and frontier Europe, Middle East and Africa (“EMEA”) were the best performers.

From a sector standpoint, the consumer discretionary sector added the most value through a combination of strong stock selection and underexposure to the larger Chinese consumer stocks caught in the trade crossfire. Communication services also added value through a selection-driven underweight to the large Chinese internet stocks. The financials sector was the biggest detractor due to weak selection in banks. Energy was also a big detractor due to weak stock selection. From a regional standpoint, EM Latin America was the biggest detractor due to weak stock selection in Argentina and the selection-driven underweight to Brazil, which rallied after Jair Bolsonaro won the Brazilian presidential election. The EMEA region was also a detractor due to a selection-driven underweight to Russian equities and poor stock selection in Qatar and Saudi Arabia.

The Fund lagged its benchmark primarily due to poor stock selection. JO Hambro was the biggest detractor due to a headwind against its small-cap focus, as small caps were punished during the risk-off selloff, and its momentum philosophy, which lagged as markets flip-flopped between risk-on and risk-off. RWC was also a big detractor due to weak selection in frontier markets like Argentina and Vietnam, as well as a selection-driven underweight to Brazil. Causeway was the next biggest

SEI Institutional Investments Trust / Annual Report / May 31, 2019	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Emerging Markets Equity Fund (Concluded)

detractor due to generally weak selection in EM Asia, particularly in China and India.

WCM was the most significant contributor due to strong stock selection in quality growth stocks in the information technology and consumer discretionary sectors. KBI outperformed slightly due to its dividend-focused stock selection that resulted in exposure to more defensive stocks during the risk-off environment. AllianceBernstein was neutral against the benchmark, as strong selection in frontier EMEA and EM Asia was offset by weak selection in frontier Asia and frontier Latin America, specifically Argentina.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized
	One Year	3 Year	Inception
	Return	Return	to Date
Emerging Markets Equity Fund, Class A	-10.59%	6.91%	1.54%
MSCI Emerging + Frontier Markets Index	-8.53%	9.79%	1.84%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class A, versus the MSCI Emerging + Frontier Markets Index

¹

For the year ended May 31, 2019. Past performance is no indication of future performance. Class A shares were offered beginning 10/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

30	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Opportunistic Income Fund

I. Objective

The Opportunistic Income Fund (the “Fund”) seeks capital appreciation and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: Ares Management LLC (“Ares”), Manulife Investment Management (US) LLC (“Manulife”), Schroder Investment Management North America Inc. (“Schroder”) and Wellington Management Company, LLP (“Wellington”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 3.90%. The Fund’s primary benchmark—the ICE BofAML USD 3-Month Deposit Offered Rate Constant Maturity Index—returned 2.54%.

IV. Fund Attribution

After three rate hikes by the Federal Reserve (“Fed”) during the first half of the reporting period, yields declined over the latter part of the fiscal year; as noted in the shareholder letter, the central bank made a dovish pivot as escalating trade tensions raised concerns about slowing global growth. U.S. 10-year Treasury yields peaked at 3.24% in November but ended the period at 2.13%. Short-term U.S. Treasury yields were higher as a result of the Fed’s increases. The yield curve flattened, and the three-month/10-year U.S. Treasury spread inverted. Yield curves have historically predicted recessionary periods, often with long lead times. Low global inflation, combined with trade tensions and political uncertainty, drove central banks towards easier monetary policy. The three-month London interbank offered rate (“Libor”) began the fiscal year at 2.32%; it reached a peak of 2.82% in December before declining to end the period at 2.50%. Demand at the front end was strong throughout the period due to the flatter yield curve.

Non-Treasury sectors generally outperformed during the reporting period. Despite selling off during the fourth quarter of 2018, institutional loans outperformed. Securitized sectors also did well, including asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”), as the economy continued to expand and wage growth moved higher. The housing market advanced but the pace slowed due to increasing rates throughout most of the period, which supported both agency and non-agency mortgages.

With the outperformance of institutional loans versus three-month Libor, the Fund’s allocation added to returns. Non-agency mortgages also enhanced returns, and the Fund’s positioning within the sector was positive. ABS and CMBS were also outperformers, and the Fund’s sector and security selection benefited.

Within bank loans, the industrial and services sectors outperformed given the reasonable economic growth during the year. Within the ABS sector, allocations to home-equity securitizations performed well as the housing market continued to strengthen. The Fund’s allocation to non-agency mortgages also added. Given the positive fundamental credit backdrop, higher-quality collateralized loan obligations (“CLO”) continued to outperform Libor.

All four sub-advisors outperformed the Fund’s benchmark. For Schroders and Manulife, non-agency mortgages and home-equity securitizations were meaningful contributors, while Ares’ focus on bank loans benefited returns. Wellington’s consumer-related ABS sectors and high-quality CLO positioning further added to relative performance.

The Fund used Treasury futures and to-be-announced (“TBA”) forward contracts to manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Opportunistic Income Fund, Class A	3.90%	3.94%	2.93%	4.35%	1.17%
ICE BofAML USD 3-Month Deposit Offered Rate Constant Maturity Index	2.54%	1.59%	1.08%	0.72%	1.39%

SEI Institutional Investments Trust / Annual Report / May 31, 2019	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Opportunistic Income Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Opportunistic Income Fund, Class A, versus the ICE BofAML USD 3-Month Deposit Offered Rate Constant Maturity Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

32	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: Jennison Associates LLC (“Jennison”), Logan Circle Partners, L.P. (“Logan”), Metropolitan West Asset Management LLC (“MetWest”), Wells Capital Management, Inc. (“Wells Capital”), and Western Asset Management Company (“Western”). During the period, Logan Circle Partners, L.P., was added to the Fund.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 6.72%. The Fund’s primary benchmark—the Bloomberg Barclays U.S. Aggregate Bond Index—returned 6.40%.

IV. Fund Attribution

After three rate hikes by the Federal Reserve (“Fed”) during the first half of the reporting period, yields declined over the latter part of the fiscal year; as noted in the shareholder letter, the central bank made a dovish pivot as escalating trade tensions raised concerns about slowing global growth. U.S. 10-year Treasury yields peaked at 3.24% in November but ended the period at 2.13%. Short-term U.S. Treasury yields were higher as a result of the Fed’s increases. The yield curve flattened, and the three-month/10-year U.S. Treasury spread inverted. Yield curves have historically predicted recessionary periods, often with long lead times. Low global inflation, combined with trade tensions and political uncertainty, drove central banks towards easier monetary policy.

Despite a sharp selloff in the fourth quarter of 2018, spread sectors generally had positive excess returns relative to comparable Treasury bonds. Investors focused on yield as the financial fundamentals remained constructive. Low global yields continued to make U.S. fixed-income assets attractive for foreign investors, even with increased hedging costs. Lower-quality bonds continued to outperform higher-quality bonds. Corporate bonds produced excess returns, with financials outperforming utilities and industrials.

Asset-backed securities (“ABS”) generated solid excess returns due to improving wages and a resilient consumer. Commercial mortgage-backed securities (“CMBS”) were strong as improving economic growth continued to support demand and high occupancies for commercial property, with lower-quality tranches outperforming higher-quality tranches.

The Fund’s modestly long duration posture and overweight to the long end of the yield curve enhanced relative performance; rates declined, and 30-year bonds outperformed. An overweight to ABS was positive as the sector outperformed; an allocation to student loans was additive from a security-selection perspective. The Fund’s overweight to CMBS contributed, although positioning in higher-quality tranches detracted. Rising home prices and low unemployment rates supported the non-agency mortgage market, and the Fund’s allocation was favorable. Corporate bonds outperformed, and the Fund maintained a small overweight, especially to bonds in the financial sector, which contributed to results.

Within corporates, an overweight to financials, particularly short-term financials, enhanced relative performance; improved capital ratios and a more favorable regulatory landscape served as tailwinds. The Fund is more neutral in the industrial and utility sectors, and selection within utilities was additive. Underweights to taxable munis and the non-corporate sector subtracted as both outperformed.

Western’s and MetWest’s non-agency holdings and longer duration posture, which included an overweight to the 30-year segment of the yield curve, added to returns. Overweights to ABS, particularly student loans, enhanced Wells Capital’s relative performance. Jennison’s more conservative corporate bond positioning detracted.

The Fund utilized U.S. Treasury futures and interest-rate swaps to assist in managing the duration and yield positioning of the Fund. Currency forward contracts were used to manage currency exposures within the Fund. The Treasury futures and interest-rate swap positions had limited impact on performance since they were primarily used for risk management purposes. The currency forward positions also had limited effect, as the dollar was generally stronger during the period.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Core Fixed Income Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Core Fixed Income Fund, Class A	6.72%	3.10%	3.21%	5.34%	5.73%
Bloomberg Barclays U.S. Aggregate Bond Index	6.40%	2.50%	2.70%	3.83%	5.24%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A, versus the Bloomberg Barclays U.S. Aggregate Bond Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

34	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: Ares Management LLC (“Ares”), Benefit Street Partners LLC (“Benefit”), Brigade Capital Management, LP (“Brigade”), J.P. Morgan Investment Management Inc. (“J.P. Morgan”) and T. Rowe Price Associates, Inc. (“T. Rowe”). SIMC also directly manages a portion of the Fund. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 5.32%. The Fund’s primary benchmark—the ICE BofAML U.S. High Yield Constrained Index—returned 5.36%.

IV. Fund Attribution

The Fund performed in line with its benchmark during the reporting period. Collateralized loan obligations (“CLO”) generated strong performance over the first six months of the period but saw markdowns, along with most other risk asset classes, toward the end of 2018. CLOs rebounded in the first quarter of 2019, resulting in a positive return over the full fiscal year. Within the energy sector, market preference was skewed towards upper-tier credits, with less appetite for mid-tier credits and very limited appetite for lower-tier credits. As noted in the shareholder letter, the yield-curve flattened to a post-recession low.

The Fund benefited from its overweight to structured credit due to the value opportunities in CLOs on an absolute basis, but even more so relative to high-yield bonds. The Fund’s allocation to CLOs was a positive contributor due to its concentration in lower-rated debt and equity, the latter of which saw good returns as a result of high quarterly distributions and a continuation of the low default environment that has been in place over the last few years. An allocation to Puerto Rico also enhanced returns due to the growing belief that the island’s economy would rebound after years of stagnation. Poor security selection in the energy, basic industry and services sectors detracted from Fund performance.

J.P. Morgan was the top performer, thanks to its overweight to and selection within media, as well as its underweight to energy, while security selection within consumer goods and capital goods detracted. Ares was the second-best performer, supported by its underweight to energy and overweight to leisure; security selection within basic industry, insurance and utilities all detracted. T. Rowe contributed with underweights to the automotive and transportation sectors, while its overweight to communication services and selection within healthcare mitigated returns.

Brigade was the largest detractor, primarily due to poor selection within the energy, services and retail sectors. Benefit also detracted, mostly due to poor selection within the basic industry and communication services sectors.

The Fund used derivatives throughout the one-year period ending May 31, 2019, as a way to manage duration, yield-curve positioning and spread duration in an efficient manner. Credit-related derivatives were used for this purpose, and they had a modestly negative impact on overall Fund performance.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
High Yield Bond Fund, Class A	5.32%	7.87%	4.74%	10.44%	7.54%
ICE BofAML U.S. High Yield Constrained Index	5.36%	7.06%	4.38%	9.29%	7.31%

SEI Institutional Investments Trust / Annual Report / May 31, 2019	35

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

High Yield Bond Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A, versus the ICE BofAML U.S. High Yield Constrained Index

¹

For the year ended May 31, 2019. Past performance is no indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

36	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Long Duration Fund

I. Objective

The Long Duration Fund (the “Fund”) seeks return characteristics similar to those of high- quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: Income Research & Management (“Income Research”), Jennison Associates LLC (“Jennison”), Legal & General Investment Management America Inc. (“Legal & General”) and Metropolitan West Asset Management LLC (“MetWest”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 10.21%. The Fund’s primary benchmark—the Bloomberg Barclays Long U.S. Government/Credit Index—returned 10.05%.

IV. Fund Attribution

As noted in the shareholder letter, the yield curve inverted during the fiscal year; U.S. Treasury yields rose at the short end and decreased at the long end, as a combination of policy, fundamental and political events influenced markets. The Federal Reserve (“Fed”) raised rates three times during the reporting period, all in 2018; as 2019 started, the Fed made a dovish pivot and adopted a patient, data-dependent approach to policy. This move eased investors’ concerns that the economy was headed for a recession after a volatile end to 2018 that saw corporate credit spreads widen from 106 basis points (“bps”) at the start of the fourth quarter of 2018 to 153 bps by the beginning of 2019. Investment-grade corporate spreads finished the fiscal year at 128 bps after reaching a low of 109 bps in April. The subsequent rise in corporate spreads since then has been caused by an escalation in trade tensions, as the United States increased tariffs from 10% to 25% on $200 billion of Chinese goods and later imitated the process to enact a 25% tariff on an additional $300 billion in Chinese imports.

Muted inflation, slowing growth, and the Fed’s dovish pivot contributed to a decline in intermediate and long rates along the curve. 10-year Treasury yields declined 73 bps over the fiscal period to end at 2.12%, and the 30-

year declined by 46 bps to end at 2.57%. The fall in rates during the period resulted in positive absolute returns for long-duration investment-grade fixed income. On a relative basis, the Fund’s duration was held relatively close to the benchmark and had a minimal impact on performance.

With global yields low, the higher yields of U.S. corporates supported investor demand and the sector, while a growing comfort with BBB rated issues enabled lower-quality investment-grade bonds to post the highest excess returns.

The Fund’s relative returns benefited from its overweight to corporate bonds; the Fund gradually reduced its position through the fiscal year as corporate bonds outperformed. Security selection within electric utilities and communications benefited relative returns. The Fund’s underweight to sovereign non-corporates and curve positioning detracted.

Over the full 12-month period, Income Research, MetWest and Legal & General outperformed the benchmark, while Jennison underperformed.

MetWest benefited from security selection within communications and its overweight to agency collateralized mortgage obligations. An underweight to non-corporate sovereigns detracted.

Legal & General outperformed the benchmark, driven by selection in electric utilities and energy. However, an overweight to government detracted as corporates outperformed.

Income Research outperformed, supported by selection within communications and energy and its overweight to the financials sector, while an underweight to non-corporate sovereigns detracted.

Jennison’s curve-flattener positioning at the long end of the curve detracted, as this portion of the curve steepened. Jennison was also hurt by its underweight to non-corporate sovereigns, while security selection within communications was additive.

The Fund used derivatives on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had a slightly negative impact on performance.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	37

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Long Duration Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1,2]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Long Duration Fund, Class A	10.21%	5.11%	5.44%	8.32%	5.78%
Bloomberg Barclays Long U.S. Government/ Credit Index	10.05%	4.48%	5.12%	7.61%	6.67%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Fund, Class A, versus the Bloomberg Barclays Long U.S. Government/Credit Index, the 70/30 Hybrid of the Bloomberg Barclays Long U.S. Credit & Bloomberg Barclays Long U.S. Government Index

1

For the year ended May 31, 2019. Past performance is no indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 70/30 Blended Benchmark, which consists of the Barclays U.S. Long Credit Index and the Barclays U.S. Long Government Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

38	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Long Duration Credit Fund

I. Objective

The Long Duration Credit Fund (the “Fund”) seeks return characteristics similar to those of high-quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: Income Research & Management (“Income Research”), Jennison Associates LLC (“Jennison”), Legal & General Investment Management America Inc. (“Legal & General”), Logan Circle Partners, L.P. (“Logan”), and Metropolitan West Asset Management LLC (“MetWest”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 9.50%. The Fund’s primary benchmark—the Bloomberg Barclays Long A+ U.S. Credit Index—returned 9.34%.

IV. Fund Attribution

As noted in the shareholder letter, the yield curve inverted during the fiscal year; U.S. Treasury yields rose at the short end and decreased at the long end, as a combination of policy, fundamental and political events influenced markets. The Federal Reserve (“Fed”) raised rates three times during the reporting period, all in 2018; as 2019 started, the Fed made a dovish pivot and adopted a patient, data-dependent approach to policy. This move eased investors’ concerns that the economy was headed for a recession after a volatile end to 2018 that saw corporate credit spreads widen from 106 basis points (“bps”) at the start of the fourth quarter of 2018 to 153 bps by the beginning of 2019. Investment-grade corporate spreads finished the fiscal year at 128 bps after reaching a low of 109 bps in April. The subsequent rise in corporate spreads since then has been caused by an escalation in trade tensions, as the United States increased tariffs from 10% to 25% on $200 billion of Chinese goods and later imitated the process to enact a 25% tariff on an additional $300 billion in Chinese imports.

Muted inflation, slowing growth, and the Fed’s dovish pivot contributed to a decline in intermediate and long rates along the curve. 10-year Treasury yields declined 73 bps over the fiscal period to end at 2.12%, and the 30-

year declined by 46 bps to end at 2.57%. The fall in rates during the period boosted investment-grade returns, as the Bloomberg Barclays Long A+ US Credit Index gained 9.34%. On a relative basis, the Fund’s duration was held relatively close to the benchmark and had a minimal impact on performance.

With global yields low, the higher yields of U.S. corporates supported investor demand and the sector, while a growing comfort with BBB rated issues enabled lower-quality investment-grade bonds to post the highest excess returns.

The Fund benefited from its allocation to and security selection within BBB corporates, particularly communications and capital goods. The Fund’s underweight to taxable municipals and curve positioning detracted.

Over the full 12-month period, Income Research, Logan Circle, MetWest, and Legal & General outperformed the benchmark, while Jennison underperformed.

Income Research benefited from selection within industrials, particularly communications and capital goods, and an overweight to the financials sector. However, its underweight to taxable munis detracted.

Logan Circle benefited from security selection within industrials, particularly technology and consumer non-cyclical, while its underweight to taxable munis detracted.

MetWest benefited from its overweight to BBB rated bonds and selection in consumer non-cyclical and capital goods. Curve positioning detracted, as MetWest was short 15- and 20-year maturities as rates fell.

Legal & General benefited from security selection within communications and an overweight to financials. Curve positioning detracted as it was short 15-, 20- and 25-year maturities as rates fell.

Jennison’s curve positioning detracted, as it had a long end flattener position; Jennison was short the 20-year maturity and long the 30-year maturity, while this part of the curve steepened over the year. An overweight to the financials sector added.

Derivatives were used on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had a slightly negative impact on performance.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	39

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Long Duration Credit Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	Inception
	Return	Return	Return	to Date
Long Duration Credit Fund, Class A	9.50%	4.86%	5.19%	5.46%
Bloomberg Barclays Long A+ U.S. Credit Index	9.34%	4.54%	5.23%	4.94%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Credit Fund, Class A, versus the Bloomberg Barclays Long A+ U.S. Credit Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 6/29/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

40	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Duration Fund (the “Fund”) seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: Logan Circle Partners, L.P. (“Logan”), and Wellington Management Company, LLP (“Wellington”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 3.12%. The Fund’s primary benchmark—the Bloomberg Barclays Short U.S. Treasury 9-12 Month Index—returned 2.62%.

IV. Fund Attribution

As noted in the shareholder letter, the yield curve inverted during the fiscal year; U.S. Treasury yields rose at the short end and decreased at the long end, as a combination of policy, fundamental and political events influenced markets. The Federal Reserve (“Fed”) raised rates three times during the reporting period, all in 2018; as 2019 started, the Fed made a dovish pivot and adopted a patient, data-dependent approach to policy. This move eased investors’ concerns that the economy was headed for a recession after a volatile end to 2018 that saw corporate credit spreads widen from 106 basis points (“bps”) at the start of the fourth quarter of 2018 to 153 bps by the beginning of 2019. Investment-grade corporate spreads finished the fiscal year at 128 bps after reaching a low of 109 bps in April. The subsequent rise in corporate spreads since then has been caused by an escalation in trade tensions, as the United States increased tariffs from 10% to 25% on $200 billion of Chinese goods and later imitated the process to enact a 25% tariff on an additional $300 billion in Chinese imports.

Muted inflation, slowing growth, and the Fed’s dovish pivot contributed to a decline in intermediate and long rates along the curve. 2-year yields fell 50 bps, and the 3-year yield fell 68 bps. 10-year Treasury yields declined

73 bps over the fiscal period to end at 2.12%, and the 30-year declined by 46 bps to end at 2.57%. The fall in rates during the period boosted investment-grade returns, as the Bloomberg Barclays Short US Treasury 9-12 Month Index gained 2.62%.

The Fund’s allocations to corporates, specifically financials, industrials and asset-backed securities (“ABS”), contributed to relative performance, while the Fund’s short duration posture detracted as rates fell.

Within corporates, overweights to banking and consumer non-cyclical added to relative performance. Within the ABS sector, auto-loan securitizations were the most significant contributor, as the U.S. auto market exhibited continued strength.

Both sub-advisors contributed to the Fund’s relative performance. Wellington’s allocations to financials and ABS contributed most, as did its curve positioning. Logan generated outperformance across several sectors, including banking and consumer non-cyclical industries, while its short duration posture detracted.

The Fund used Treasury futures to manage duration, yield-curve and market exposures. None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	Inception
	Return	Return	Return	to Date
Ultra Short Duration Bond Fund, Class A	3.12%	2.19%	1.65%	1.54%
Bloomberg Barclays Short U.S. Treasury 9-12 Month Index	2.62%	1.42%	0.98%	0.72%

SEI Institutional Investments Trust / Annual Report / May 31, 2019	41

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Ultra Short Duration Bond Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Ultra Short Duration Bond Fund, Class A, versus the Bloomberg Barclays Short U.S. Treasury 9-12 Month Index

¹

For the year ended May 31, 2019. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

42	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: Colchester Global Investors Limited (“Colchester”), Investec Asset Management Ltd. (“Investec”), Marathon Asset Management, L.P. (“Marathon”), Neuberger Berman Investment Advisers LLC (“Neuberger”) and Stone Harbor Investment Partners LP (“Stone Harbor”). During the year, Colchester and Marathon were added to the Fund.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares outperformed the J.P. Morgan EMBI Global Diversified Index (the “Index”), returning 1.63% versus the Index return of 7.46%.

IV. Fund Attribution

Emerging-market (“EM”) debt denominated in external currencies, according to the J.P. Morgan EMBI Global Diversified Index, returned 7.46% during the Fund’s fiscal year, whereas local-currency EM debt, according to the J.P. Morgan GBI-EM Global Diversified Index, returned 0.35%, in U.S. dollar terms. Combined into the Fund’s 50% hard-currency/50% local-currency blended benchmark, the index returned 3.90%.

As noted in the shareholder letter, the Federal Reserve (“Fed”) hiked the federal-funds rate three times during the period, taking the targeted range from 1.50%-1.75% to 2.25%-2.50%. For the first half of the period—while the Fed was hiking rates—the U.S. 10-year Treasury also rose, putting pressure on EM debt as the safer U.S. yield grew more attractive. There was a sharp reversal toward the end of 2018, however, as the Fed became more dovish and put a pause on its rate-hiking cycle. Hard-currency rates rallied early in 2019, and spreads fell from 415 basis points (bps) in December to 337 bps by the end of February. Towards the end of the fiscal year, market consensus grew that the Fed would cut rates at least once this year, driving the U.S. 10-year lower. This time, however, EM rates held steady, causing the hard-

currency spread to widen from 344 bps at the end of April to 378 bps at the end of May.

Although EM fundamentals have been strong and spreads look attractive, the global backdrop over the period was a source of volatility. The primary headwind during the period was the ongoing U.S.-China trade war. The spat with China had its ebbs and flows, sometimes being “days away from resolution” and other times devolving into threats of higher tariffs. As the fiscal year wore on and no resolution came, markets began to accept the idea that this conflict might be prolonged rather than quickly resolved, and some expect that the spat may continue into 2020. A new front in the trade war came late in the fiscal year when President Trump announced that he would impose incrementally increasing tariffs on Mexico until it resolved the problem of illegal immigration. This development injected fresh uncertainty into a market already overwhelmed by trade concerns.

The ongoing Brexit fight in the U.K. was also a headwind over the fiscal year. Former Prime Minister Theresa May brought several different Brexit arrangements to vote in U.K. Parliament, with each proposal failing to achieve 50% support from the group. Several deadlines for a “hard Brexit” were extended throughout the period in hopes that Parliament could reach a deal for an “orderly” or “soft Brexit.” As it stands, the deadline for Parliament to approve a Brexit agreement is October 31, 2019. Most recently, Prime Minister Theresa May stepped down from her post after watching all of her proposals rejected by Parliament, creating uncertainty as to the leadership of the ruling Conservative party.

The Fund underperformed its blended benchmark during the fiscal year. An overweight to Turkish local-currency assets detracted from overall Fund performance. The Turkish lira was the second worst-performing currency over the fiscal year, hurt by persistently high inflation and a central bank whose independence from Turkish President Erdogan was questionable. The Fund came into the period with a large overweight across all Turkish assets and then pared back that exposure during a volatile period for Turkey in the summer of 2018. An overweight to Argentina also hurt performance. The country has struggled to get inflation under control and saw its currency weaken by almost 50% to the U.S. dollar over the period. On top of weak economic numbers, the reform-oriented president Mauricio Macri is being challenged from the left in elections to take place in October 2019, adding to uncertainty over Argentina’s future.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	43

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Emerging Markets Debt Fund (Concluded)

An overweight to Egyptian local-currency debt was the largest contributor to fund performance over the period. Egypt has recovered strongly from a tumultuous period that followed the Arab Spring. Its current account deficit has improved immensely since late 2016, as petroleum exports have doubled in recent years and tourism has rebounded. Growth in the country remains strong, and revenues have increased as well. Overweight allocations to Gulf Cooperation Council (“GCC”) countries also contributed. Toward the end of 2018, J.P. Morgan announced that from January to September 2019, the JP Morgan EMBI Global Diversified (hard-currency) index would add these countries to a level of approximately 11.5% of the index. Since these countries would grow to represent a material portion of the index (forcing market participants to take positions in these countries), sub-advisors took advantage of this, as buying activity helped to bid the prices on these assets higher.

Three of the Fund’s sub-advisors underperformed relative to the Fund’s benchmark over the period. Investec was hurt by Brazilian security selection and an overweight to Argentina, while its overweight to local-currency debt in Egypt helped. Neuberger Berman had overweights to Turkey and Argentina detract from relative performance, while its overweight to Egypt and underweight to Hungary contributed. Stone Harbor’s overweights to Argentina and Turkey detracted, while its overweight to GCC countries helped.

The Fund added two new managers, Marathon, a hard-currency specialist, and Colchester, a local-currency specialist, during the fiscal year. At the same time, Investec and Stone Harbor’s mandates were changed from “generalist” blended EM debt mandates into “specialist” local-currency only and hard-currency only mandates, respectively. Although some transaction cost was incurred during this period, it was not a material detractor from performance. Since inception, Marathon benefited from its allocation to GCC countries and was hurt by underweights to higher-quality names like Philippines and Chile, while Colchester was helped by an underweight to Brazil and hurt by an underweight to Thailand.

Currency forwards and interest-rate swaps are the primary derivatives used within the Fund to efficiently optimize active-currency and duration exposures. Currency forwards had a material impact on the Fund during the period as 50% of the benchmark is directly affected by foreign currencies. Positive and negative impacts differed on a country-to-country basis, depending on whether the forward increased or decreased currency exposure and whether the currency strengthened or weakened relative to the U.S. dollar.

AVERAGE ANNUAL TOTAL RETURN[1],[2]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Emerging Markets Debt Fund, Class A	1.63%	4.89%	1.24%	6.06%	5.75%
Fund’s Blended Benchmark	3.90%	4.97%	1.71%	5.33%	5.93%
J.P. Morgan EMBI Global Diversified Index	7.46%	5.46%	4.67%	7.58%	6.93%
J.P. Morgan GBI-EM Global Diversified Index	0.35%	4.37%	-1.32%	2.98%	4.78%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Market Debt Fund, Class A, versus a 50/50 Hybrid of the Following Indexes: the J.P. Morgan EMBI Global Diversified Index, and the J.P. Morgan GBI-EM Global Diversified Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 50/50 Blended Benchmark, which consists of the J.P. Morgan EMBI Global Diversified Index (broad based) and the J.P. Morgan GBI-EM Global Diversified Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

44	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund is directly managed by SEI Investments Management Corporation (“SIMC”). There were no manager changes made during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 2.83%. The Fund’s primary benchmark—the Bloomberg Barclays 1-5 Year U.S. TIPS Index—returned 2.82%.

IV. Fund Attribution

The Fund’s performance was within expectations as the Fund manager aims to replicate the performance of the Barclays 1-5 Year U.S. TIPS Index. On an absolute basis, diminished global growth prospects and elevated financial market volatility drove real yields lower across the curve, resulting in a positive total return for Treasury inflation-protected securities (TIPS), as noted in the shareholder letter. On a relative basis, TIPS underperformed nominal Treasurys, as subdued realized inflation and the potential of tighter financial conditions drove inflation expectations lower.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Real Return Fund, Class A	2.83%	1.68%	0.79%	1.90%	2.72%
Bloomberg Barclays 1-5 Year U.S. TIPS Index	2.82%	1.72%	0.84%	1.94%	2.64%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class A, versus the Bloomberg Barclays 1-5 Year U.S. TIPS Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	45

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Limited Duration Bond Fund

I. Objective

The Limited Duration Bond Fund (the “Fund”) seeks preservation of capital and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: Logan Circle Partners, L.P. (“Logan”), and Metropolitan West Asset Management LLC (“MetWest”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 3.59%. The Fund’s primary benchmark—the ICE BofAML 1-3 Year U.S. Treasury Index—returned 3.44%.

IV. Fund Attribution

As noted in the shareholder letter, the yield curve inverted during the fiscal year; U.S. Treasury yields rose at the short end and decreased at the long end, as a combination of policy, fundamental and political events influenced markets. The Federal Reserve (“Fed”) raised rates three times during the reporting period, all in 2018; as 2019 started, the Fed made a dovish pivot and adopted a patient, data-dependent approach to policy. This move eased investors’ concerns that the economy was headed for a recession after a volatile end to 2018 that saw corporate credit spreads widen from 106 basis points (“bps”) at the start of the fourth quarter of 2018 to 153 bps by the beginning of 2019. Investment-grade corporate spreads finished the fiscal year at 128 bps after reaching a low of 109 bps in April. The subsequent rise in corporate spreads since then has been caused by an escalation in trade tensions, as the United States increased tariffs from 10% to 25% on $200 billion of Chinese goods and later imitated the process to enact a 25% tariff on an additional $300 billion in Chinese imports.

Muted inflation, slowing growth, and the Fed’s dovish pivot contributed to a decline in rates along the curve. 2-year yields fell 50 bps, and the 3-year yield fell 68 bps. 10-year Treasury yields declined 73 bps over the fiscal period to end at 2.12%, and the 30-year declined by 46 bps to end at 2.57%. The fall in rates during the period boosted investment-grade returns, as the ICE BofAML 1-3 Year US Treasury Index gained 3.44%.

The Fund benefited from its overweight to spread sectors relative to its all-Treasury benchmark. Overweights to financials, industrials and asset-backed securities (“ABS”) were particularly additive. The fund’s short duration posture detracted, as rates fell over the fiscal year.

Both sub-advisors contributed to the Fund’s relative performance. MetWest enhanced relative returns through its allocations to corporates, particularly financials and industrials; its curve positioning was also additive as MetWest was overweight 3- and 5-year maturities relative to the benchmark. An overweight to commercial mortgage-backed securities detracted.

Logan also benefited from its allocation to corporates, particularly financials and industrials, and an allocation to auto ABS. Its short duration posture detracted as rates fell.

The Fund used Treasury futures to manage duration, yield-curve and market exposures. These did not have a meaningful impact on the Fund’s performance. The Fund used to-be-announced (“TBA”) forward contracts to manage market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae). None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized
	One Year	3 Year	Inception
	Return	Return	to Date
Limited Duration Bond Fund, Class A	3.59%	1.86%	1.62%
ICE BofAML 1-3 Year U.S. Treasury Index	3.44%	1.32%	1.15%

46	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Comparison of Change in the Value of a $100,000 Investment in the Limited Duration Bond Fund, Class A, versus the ICE BofAML 1-3 Year U.S. Treasury Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 7/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	47

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Intermediate Duration Credit Fund

I. Objective

The Intermediate Duration Fund (the “Fund”) seeks current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: Income Research & Management (“Income Research”), Legal & General Investment Management America Inc. (“Legal & General”) and Logan Circle Partners, L.P (“Logan”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 7.00%. The Fund’s primary benchmark—the Bloomberg Barclays A+ U.S. Credit Index—returned 6.96%.

IV. Fund Attribution

As noted in the shareholder letter, the yield curve inverted during the fiscal year; U.S. Treasury yields rose at the short end and decreased at the long end, as a combination of policy, fundamental and political events influenced markets. The Federal Reserve (“Fed”) raised rates three times during the reporting period, all in 2018; as 2019 started, the Fed made a dovish pivot and adopted a patient, data-dependent approach to policy. This move eased investors’ concerns that the economy was headed for a recession after a volatile end to 2018 that saw corporate credit spreads widen from 106 basis points (“bps”) at the start of the fourth quarter of 2018 to 153 bps by the beginning of 2019. Investment-grade corporate spreads finished the fiscal year at 128 bps after reaching a low of 109 bps in April. The subsequent rise in corporate spreads since then has been caused by an escalation in trade tensions, as the United States increased tariffs from 10% to 25% on $200 billion of Chinese goods and later imitated the process to enact a 25% tariff on an additional $300 billion in Chinese imports.

Muted inflation, slowing growth, and the Fed’s dovish pivot contributed to a decline in intermediate and long rates along the curve. 10-year Treasury yields declined 73 bps over the fiscal period to end at 2.12%, and the 30-year declined by 46 bps to end at 2.57%. The fall in rates during the period boosted investment-grade returns, as the Bloomberg Barclays A+ US Credit Index gained 6.96%. On a relative basis, the Fund’s duration and curve positioning were held relatively close to the benchmark and had a minimal impact on performance.

While intermediate corporate spreads widened 6 bps over the period, they still provided investors with excess returns relative to comparable Treasury bonds. With global yields low, the higher yields of U.S. corporates supported investor demand and the sector, while a growing comfort with BBB rated issues enabled lower-quality investment-grade bonds to post the highest excess returns.

The Fund benefited from its allocation to and security selection within BBB corporates, particularly industrials. The Fund also benefited from an overweight to financials. An allocation to the utilities sector detracted from performance.

Over the full 12-month fiscal period, sub-advisors Income Research and Logan both outperformed the benchmark, while Legal & General underperformed.

Income Research benefited from its overweight to BBB corporate bonds; security selection within industrials, particularly consumer non-cyclical and an overweight to financials, was also additive, while its allocation to non-corporate sovereigns detracted.

Logan also benefited from its overweight to BBB corporate bonds and security selection within the capital goods and consumer non-cyclical sectors; its allocation to nominal Treasurys detracted from performance.

Legal & General’s security selection within financials detracted, while security selection within capital goods added.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized
	One Year	3 Year	Inception
	Return	Return	to Date
Intermediate Duration Credit Fund, Class A	7.00%	3.47%	3.13%
Bloomberg Barclays A+ U.S. Credit Index	6.96%	3.01%	2.91%

48	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Comparison of Change in the Value of a $100,000 Investment in the Intermediate Duration Credit Fund, Class A, versus the Bloomberg Barclays A+ U.S. Credit Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 3/31/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	49

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the “Fund”) seeks long-term total return.

II. Investment Approach

The Fund is managed by a sub-advisor under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisor as of May 31, 2019: SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 0.75%. The Fund’s primary benchmark—the S&P 500 Index (Gross)—returned 3.78%.

IV. Fund Attribution

A majority of the Fund’s volatility is typically driven by strategic exposure to the S&P 500 Index, which served as the most significant driver of the Fund’s return during the period. The S&P 500 Index’s positive performance—as noted in the shareholder letter—more than offset the negative aggregate performance of the Fund’s tactical trades, resulting in a positive absolute total return.

In addition to the Fund’s S&P 500 Index exposure, other positive contributors to performance included a long Japanese yen against short euro foreign-currency forward position. The yen rallied relative to the euro as its safe-haven status was supportive during a period of heightened market volatility. A U.S. yield-curve steepening position through constant maturity caps contributed to performance.

The largest detractor from relative performance was a position in the Bloomberg Commodity Index via total-return swaps. Driven mostly by weakness in the energy sector in the fourth quarter of 2018, commodities performed poorly over the past year. Also, agricultural commodities and industrial metals suffered in the third quarter of 2018 on concerns over a potential trade war between the U.S. and China. A long Japanese equity against short U.S. equity position through equity futures also detracted and was closed out during the year. The position suffered as the U.S. showed relative strength against the Japanese equity market. A long U.S. value equity against short U.S. growth equity position in total-return swaps was held on the belief that there should be some level of mean reversion between the two styles after meaningful recent outperformance of growth over value stocks. The momentum behind growth stocks continued over the period and detracted from performance. A long emerging-market equity and short developed-market equity position through equity futures also detracted over the fiscal year.

Derivatives are used to obtain the Fund’s tactical exposures. In the past year, these have included futures, foreign-currency forward contracts, options, caps and total-return swaps. The use of derivatives had a material impact on performance since all active trades are implemented through their use.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized
	One Year Return	3 Year Return	5 Year Return	Inception to Date
Dynamic Asset Allocation Fund, Class A	0.75%	9.99%	10.16%	12.16%
S&P 500 Index	3.78%	11.72%	9.66%	13.26%

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class A, versus the S&P 500 Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 7/30/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

50	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2019 (Unaudited)

Multi-Asset Real Return Fund

I. Objective

The Multi-Asset Real Return Fund (the “Fund”) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2019: AllianceBernstein L.P. (“AllianceBernstein”), Columbia Management Investments (“Columbia”), Credit Suisse Asset Management, LLC (“Credit Suisse”), and QS Investors, LLC (“QS”). During the year, Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), was removed from the Fund, while Credit Suisse was added.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2019, the Fund’s Class A shares returned 0.03%. The Fund’s primary benchmark—the Bloomberg Barclays 1-5 Year U.S. TIPS Index—returned 2.82%.

IV. Fund Attribution

As noted in the shareholder letter, inflation-sensitive assets, such as commodities and Treasury Inflation-Protected Securities, were mixed during the fiscal year. The Fund’s exposure to commodities detracted over the period, while its exposure to U.S. Treasury inflation-protected securities (“TIPS”) contributed positively to performance. The Fund’s exposure to inflation-sensitive equities also benefited Fund performance during the fiscal year.

All three commodities managers (Cohen & Steers, Columbia and Credit Suisse) detracted from Fund performance for the fiscal year. The majority of underperformance was from beta exposure to commodities as an asset class; however, all managers also underperformed their commodity benchmark during the reporting period. QS’s equity long/short strategy contributed to relative performance. Its strategy’s composition of favoring sectors with positive inflation sensitivity was beneficial. AllianceBernstein manages the U.S. TIPS portion of the Fund, which contributed to total return as TIPS were positive during the year; the manager, however, had only a modest impact on the Fund’s relative performance as allocations to plus sectors (investment-grade and high-yield credit) experienced mixed returns during the period.

The Fund used equity-index futures to hedge broad equity-market exposure, bond futures and interest-rate swaps to hedge duration, and commodity futures to obtain diversified strategic exposure to commodities. The equity-index futures, bond futures and interest-rate swap positions all detracted from performance, although each provided the intended hedging exposures. The exposure obtained via commodity futures detracted from total return.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	Inception
	Return	Return	Return	to Date
Multi-Asset Real Return Fund, Class A	0.03%	0.20%	-1.57%	-1.81%
Bloomberg Barclays 1-5 Year U.S. TIPS Index	2.82%	1.72%	0.84%	0.72%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Real Return Fund, Class A, versus the Bloomberg Barclays 1-5 Year U.S. TIPS Index

¹

For the year ended May 31, 2019. Past performance is not an indication of future performance. Class A shares were offered beginning 7/29/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	51

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.2%

Communication Services — 6.0%
Alphabet Inc, Cl A *	0.5%	4,671	$5,168
Alphabet Inc, Cl C *	1.2	12,296	13,570
AT&T Inc	0.7	254,400	7,780
Facebook Inc, Cl A *	0.9	55,599	9,867
Verizon Communications Inc	0.7	147,900	8,038
Other Securities (A)	2.0		20,819
			65,242

Consumer Discretionary — 10.1%
Amazon.com Inc *	2.0	12,242	21,730
Dollar General Corp	0.7	56,162	7,148
Lowe’s Cos Inc	0.6	69,617	6,494
Other Securities (A)	6.8		74,520
			109,892

Consumer Staples — 7.3%
JM Smucker Co/The	0.8	75,934	9,230
Kroger Co/The	0.7	341,284	7,785
Philip Morris International Inc	0.8	116,085	8,954
Unilever NV (A)	0.9	162,189	9,751
Other Securities	4.1		44,392
			80,112

Energy — 4.7%
Chevron Corp	1.5	139,072	15,833
ConocoPhillips	0.7	123,566	7,285
Exxon Mobil Corp	0.6	94,754	6,706
Royal Dutch Shell PLC ADR, Cl A	0.3	60,289	3,726
Royal Dutch Shell PLC ADR, Cl B (A)	0.3	51,550	3,240
Other Securities	1.3		14,566
			51,356

Financials — 16.5%
Aflac Inc	0.6	137,355	7,046
Bank of America Corp	0.6	229,598	6,107
Berkshire Hathaway Inc, Cl B *	0.8	46,920	9,263
Citigroup Inc	0.6	102,698	6,383
JPMorgan Chase & Co	1.3	131,900	13,976

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Markel Corp *	0.9%	8,915	$9,440
Marsh & McLennan Cos Inc	0.6	69,691	6,662
State Street Corp	0.6	111,089	6,138
SunTrust Banks Inc	0.7	130,600	7,837
Wells Fargo & Co	0.6	145,994	6,478
Other Securities ‡	9.2		101,098
			180,428

Health Care — 14.6%
Abbott Laboratories	0.8	109,162	8,311
Amgen Inc	0.9	61,806	10,303
Danaher Corp	0.6	48,238	6,368
Johnson & Johnson	2.0	161,747	21,213
Merck & Co Inc	1.3	181,892	14,408
Mettler-Toledo International Inc *	0.6	9,554	6,908
Pfizer Inc	1.2	311,092	12,917
Teleflex Inc	0.6	22,848	6,587
UnitedHealth Group Inc	1.0	42,830	10,356
Other Securities (A)	5.6		61,462
			158,833

Industrials — 10.7%
Honeywell International Inc	1.1	69,144	11,361
Raytheon Co	0.6	37,450	6,535
Roper Technologies Inc	0.6	19,997	6,877
Other Securities (A)	8.4		91,985
			116,758

Information Technology — 16.9%
Adobe Inc *	1.0	38,735	10,493
Apple Inc	0.9	53,157	9,306
Cisco Systems Inc	1.3	272,957	14,202
Intel Corp	0.9	229,100	10,090
Intuit Inc	0.9	39,359	9,637
Microchip Technology Inc (A)	0.8	101,852	8,151
Microsoft Corp	2.3	202,679	25,067
Oracle Corp	0.9	188,756	9,551
Visa Inc, Cl A	1.1	75,299	12,148
Other Securities (A)	6.8		75,253
			183,898

Materials — 3.3%
Ecolab Inc	0.6	35,031	6,449
Other Securities	2.7		29,028
			35,477

Real Estate — 4.4%
American Tower Corp, Cl A ‡	1.1	59,368	12,394
Other Securities ‡(A)	3.3		35,741
			48,135

Utilities — 1.7%
Exelon Corp	0.6	142,033	6,829
NextEra Energy Inc	0.5	30,550	6,055

52	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	0.6%		$5,610
			18,494

Total Common Stock (Cost $903,606) ($ Thousands)			1,048,625

AFFILIATED PARTNERSHIP — 2.5%
SEI Liquidity Fund, L.P.
2.440% **†(B)	2.5	26,524,770	26,526

Total Affiliated Partnership (Cost $26,525) ($ Thousands)			26,526

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 8.6%
SEI Daily Income Trust, Government Fund, Cl F
2.190% **†	8.6%	94,077,098	$94,077

Total Cash Equivalent (Cost $94,077) ($ Thousands)			94,077

Total Investments in Securities — 107.3% (Cost $1,024,208)($ Thousands)			$1,169,228

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	140	Jun-2019	$19,393	$19,268	$(125)
S&P Mid Cap 400 Index E-MINI	7	Jun-2019	1,282	1,267	(15)
			$20,675	$20,535	$(140)

Percentages are based on a Net Assets of $1,090,130 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019, was $25,591 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $26,526 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P —Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,048,625	$–	$–	$1,048,625
Affiliated Partnership	–	26,526	–	26,526
Cash Equivalent	94,077	–	–	94,077

Total Investments in Securities	$1,142,702	$26,526	$–	$1,169,228

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(140)	$–	$–	$(140)

Total Other Financial Instruments	$(140)	$–	$–	$(140)

*Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	53

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$61,123	$216,308	$(250,912)	$9	$(2)	$26,526	26,524,770	$59	$—
SEI Daily Income Trust, Government Fund, Cl F	42,140	524,801	(472,864)	—	—	94,077	94,077,098	886	—

Totals	$103,263	$741,109	$(723,776)	$9	$(2)	$120,603	120,601,868	$945	$—

The accompanying notes are an integral part of the financial statements.

54	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Disciplined Equity Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.7%

Communication Services — 8.5%
Alphabet Inc, Cl A *	1.2%	21,836	$24,161
Alphabet Inc, Cl C *	0.6	11,255	12,421
Comcast Corp, Cl A	0.6	285,538	11,707
Facebook Inc, Cl A *	1.6	186,211	33,047
Omnicom Group Inc (A)	0.9	243,311	18,822
Verizon Communications Inc	1.5	549,102	29,844
Other Securities (A)	2.1		39,482
			169,484

Consumer Discretionary — 9.3%
Amazon.com Inc *	1.9	21,652	38,434
Starbucks Corp	0.5	138,698	10,549
Other Securities (A)	6.9		137,683
			186,666

Consumer Staples — 8.1%
Altria Group Inc	0.8	329,712	16,176
JM Smucker Co/The	0.6	94,927	11,539
Kellogg Co	0.7	257,273	13,522
PepsiCo Inc	0.7	115,454	14,778
Philip Morris International Inc	1.0	263,558	20,328
Procter & Gamble Co/The	0.9	171,914	17,692
Other Securities (A)	3.4		67,184
			161,219

Energy — 4.1%
Chevron Corp	1.5	264,083	30,066
Marathon Petroleum Corp	0.7	307,033	14,120
Other Securities (A)	1.9		38,719
			82,905

Financials — 12.1%
Bank of America Corp	1.4	1,026,997	27,318
Berkshire Hathaway Inc, Cl B *	0.6	60,852	12,013
Citigroup Inc	1.1	351,070	21,819
JPMorgan Chase & Co	1.0	194,756	20,636
MetLife Inc	0.7	317,130	14,655
Wells Fargo & Co	1.5	696,900	30,921

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities ‡(A)	5.8%		$115,126
			242,488

Health Care — 16.8%
Abbott Laboratories	1.1	284,067	21,626
Biogen Inc *	0.6	56,655	12,424
Bristol-Myers Squibb Co	0.5	236,469	10,729
Cigna Corp	0.8	104,393	15,452
CVS Health Corp	0.5	207,905	10,888
HCA Healthcare Inc	0.9	143,439	17,350
Humana Inc	1.1	86,441	21,166
Johnson & Johnson	1.6	241,301	31,647
Merck & Co Inc	1.6	402,188	31,857
UnitedHealth Group Inc	0.7	56,134	13,573
Zimmer Biomet Holdings Inc	1.0	170,332	19,406
Other Securities (A)	6.4		130,385
			336,503

Industrials — 8.7%
Boeing Co/The	0.7	39,857	13,616
General Dynamics Corp	0.6	75,855	12,199
Honeywell International Inc	0.6	71,483	11,745
Other Securities (A)	6.8		136,449
			174,009

Information Technology — 20.1%
Apple Inc	1.8	202,551	35,461
Cisco Systems Inc	1.2	478,332	24,888
Fidelity National Information Services Inc	0.8	131,216	15,785
HP Inc	0.5	582,737	10,886
International Business Machines Corp	0.6	98,201	12,471
Intuit Inc	1.0	81,951	20,066
Microsoft Corp	3.9	629,628	77,872
QUALCOMM Inc	0.6	172,200	11,506
Other Securities (A)	9.7		194,144
			403,079

Materials — 1.7%
DowDuPont Inc	0.6	386,925	11,809
Other Securities	1.1		21,354
			33,163

Real Estate — 4.1%
Crown Castle International Corp ‡	0.9	144,616	18,801
Mid-America Apartment Communities Inc ‡	0.5	93,336	10,657
Other Securities ‡	2.7		53,256
			82,714

Utilities — 4.2%
AES Corp/VA	0.6	770,590	12,175
Exelon Corp	0.9	393,711	18,930
NextEra Energy Inc	0.6	64,431	12,771
Public Service Enterprise Group Inc	0.7	222,616	13,081

SEI Institutional Investments Trust / Annual Report / May 31, 2019	55

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Disciplined Equity Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	1.4%		$27,451
			84,408

Total Common Stock (Cost $1,771,534) ($ Thousands)			1,956,638

U.S. TREASURY OBLIGATION — 0.0%
Other Securities (B)	0.0		200

Total U.S. Treasury Obligation (Cost $200) ($ Thousands)			200

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 2.8%
SEI Liquidity Fund, L.P.
2.440% **†(C)	2.8%	56,766,623	$56,762

Total Affiliated Partnership (Cost $56,766) ($ Thousands)			56,762

CASH EQUIVALENT — 3.6%
SEI Daily Income Trust, Government Fund, Cl F
2.190% **†	3.6	72,384,701	72,385

Total Cash Equivalent (Cost $72,385) ($ Thousands)			72,385

Total Investments in Securities — 104.1% (Cost $1,900,885)($ Thousands)			$2,085,985

A list of the open futures contracts held by the Fund at May 31, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	120	Jun-2019	$16,707	$16,516	$(191)

			$16,707	$16,516	$(191)

Percentages are based on a Net Assets of $2,003,051 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019, was $54,663 ($ Thousands).

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $56,762 ($ Thousands).

Cl	— Class

L.P.	— Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,956,638	$–	$–	$1,956,638
U.S. Treasury Obligation	–	200	–	200
Affiliated Partnership	–	56,762	–	56,762
Cash Equivalent	72,385	–	–	72,385

Total Investments in Securities	$2,029,023	$56,962	$–	$2,085,985

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(191)	$—	$—	$(191)

Total Other Financial Instruments	$(191)	$—	$—	$(191)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

56	SEI Institutional Investments Trust / Annual Report / May 31, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$54,446	$ 346,988	$(344,685)	$17	$(4)	$56,762	56,766,623	$ 117	$—
SEI Daily Income Trust, Government Fund, Cl F	70,750	1,244,566	(1,242,931)	—	—	72,385	72,384,701	1,576	—

Totals	$125,196	$1,591,554	$(1,587,616)	$17	$(4)	$129,147	129,151,324	$1,693	$—

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	57

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.1%

Communication Services — 9.7%
Alphabet Inc, Cl A *	1.3%	18,729	$20,724
Alphabet Inc, Cl C *	1.3	19,199	21,189
AT&T Inc	0.9	453,685	13,874
Comcast Corp, Cl A	0.7	280,650	11,507
Facebook Inc, Cl A *	1.6	148,900	26,425
Netflix Inc *	0.6	26,100	8,960
Verizon Communications Inc	0.9	258,276	14,037
Walt Disney Co/The	0.9	110,150	14,544
Other Securities (A)	1.5		26,790
			158,050

Consumer Discretionary — 10.1%
Amazon.com Inc *	2.8	25,789	45,777
Home Depot Inc/The	0.8	70,515	13,387
McDonald’s Corp	0.6	48,580	9,632
Other Securities (A)	5.9		95,652
			164,448

Consumer Staples — 6.7%
Coca-Cola Co/The	0.7	238,940	11,739
Costco Wholesale Corp	0.4	27,081	6,488
PepsiCo Inc	0.7	88,452	11,322
Philip Morris International Inc	0.5	97,068	7,487
Procter & Gamble Co/The	1.0	156,254	16,080
Walmart Inc	0.5	87,679	8,894
Other Securities (A)	2.9		48,148
			110,158

Energy — 4.6%
Chevron Corp	0.8	118,902	13,537
Exxon Mobil Corp	1.2	265,638	18,799
Other Securities (A)	2.6		43,165
			75,501

Financials — 13.1%
Bank of America Corp	0.9	565,563	15,044
Berkshire Hathaway Inc, Cl B *	1.5	121,400	23,967
Citigroup Inc	0.6	148,004	9,198

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
JPMorgan Chase & Co	1.4%	207,334	$21,969
SEI Investments Co †	0.0	6,742	339
Wells Fargo & Co	0.7	257,566	11,428
Other Securities ‡(A)(B)	8.0		132,332
			214,277

Health Care — 13.6%
Abbott Laboratories	0.5	106,837	8,133
AbbVie Inc	0.4	94,561	7,254
Amgen Inc	0.4	39,858	6,644
Eli Lilly & Co	0.4	55,371	6,420
Johnson & Johnson	1.3	168,209	22,061
Medtronic PLC	0.5	84,426	7,816
Merck & Co Inc	0.8	162,543	12,875
Pfizer Inc	0.9	358,022	14,865
Thermo Fisher Scientific Inc	0.4	25,425	6,788
UnitedHealth Group Inc	0.9	60,320	14,585
Other Securities (A)	7.1		115,862
			223,303

Industrials — 9.5%
Boeing Co/The	0.7	33,491	11,441
Honeywell International Inc	0.5	45,190	7,425
Union Pacific Corp	0.5	45,132	7,527
United Technologies Corp	0.4	51,478	6,502
Other Securities (A)	7.4		122,918
			155,813

Information Technology — 21.0%
Accenture PLC, Cl A	0.4	39,900	7,105
Adobe Inc *	0.5	30,702	8,317
Apple Inc	3.2	298,525	52,263
Broadcom Inc	0.4	25,432	6,400
Cisco Systems Inc	0.9	283,127	14,731
Intel Corp	0.8	282,858	12,457
International Business Machines Corp	0.5	57,398	7,289
Mastercard Inc, Cl A	0.9	56,800	14,285
Microsoft Corp	3.6	476,300	58,909
Oracle Corp	0.5	150,620	7,621
PayPal Holdings Inc *	0.5	73,511	8,068
salesforce.com Inc *	0.4	45,552	6,897
Visa Inc, Cl A	1.1	110,500	17,827
Other Securities (A)	7.3		122,079
			344,248

Materials — 2.8%
Other Securities (A)	2.8		45,411

Real Estate — 3.8%
Other Securities ‡(A)	3.8		62,029

58	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 3.2%
Other Securities	3.2%		$52,399

Total Common Stock (Cost $627,409) ($ Thousands)			1,605,637

U.S. TREASURY OBLIGATION — 0.1%
Other Securities (C)	0.1		1,448

Total U.S. Treasury Obligation (Cost $1,448) ($ Thousands)			1,448

AFFILIATED PARTNERSHIP — 1.3%
SEI Liquidity Fund, L.P.
2.440% **†(D)	1.3	20,608,424	20,606

Total Affiliated Partnership (Cost $20,608) ($ Thousands)			20,606

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Government Fund, Cl F
2.190% **†	2.0	32,625,603	32,626

Total Cash Equivalent (Cost $32,626) ($ Thousands)			32,626

Total Investments in Securities — 101.5% (Cost $682,091) ($ Thousands)			$1,660,317

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	203	Jun-2019	$28,113	$27,939	$(174)
S&P Mid Cap 400 Index E-MINI	15	Jun-2019	2,816	2,715	(101)

			$30,929	$30,654	$(275)

Percentages are based on a Net Assets of $1,636,037 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019, was $19,927 ($ Thousands).

(B)	Security is a Master Limited Partnership at May 31, 2019, such securities amounted to $215 ($ Thousands), or 0.0% of Net Assets of the Fund (see Note 2).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $20,606 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	59

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Index Fund (Concluded)

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,605,637	$–	$–	$1,605,637
U.S. Treasury Obligation	–	1,448	–	1,448
Affiliated Partnership	–	20,606	–	20,606
Cash Equivalent	32,626	–	–	32,626

Total Investments in Securities	$1,638,263	$22,054	$–	$1,660,317

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(275)	$—	$—	$(275)

Total Other Financial Instruments	$(275)	$—	$—	$(275)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Investment Co.	$ 641	$—	$(175)	$105	$(232)	$ 339	6,742	$ 6	—
SEI Liquidity Fund, L.P.	44,400	138,951	(162,759)	16	(2)	20,606	20,608,424	136	—
SEI Daily Income Trust, Government Fund, Cl F	11,571	266,311	(245,256)	—	—	32,626	32,625,603	438	—

Totals	$56,612	$405,262	$(408,190)	$121	$(234)	$53,571	53,240,769	$580	$—

The accompanying notes are an integral part of the financial statements.

60	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

S&P 500 Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.1%

Communication Services — 10.1%
Alphabet Inc, Cl A *	1.4%	50,441	$55,813
Alphabet Inc, Cl C *	1.4	51,863	57,238
AT&T Inc	1.0	1,228,991	37,583
Comcast Corp, Cl A	0.8	762,348	31,256
Facebook Inc, Cl A *	1.8	402,078	71,357
Netflix Inc *	0.6	73,779	25,327
Verizon Communications Inc	1.0	697,052	37,885
Walt Disney Co/The	1.0	294,619	38,902
Other Securities (A)	1.1		46,625
			401,986

Consumer Discretionary — 9.9%
Amazon.com Inc *	3.1	69,560	123,474
Home Depot Inc/The	0.9	190,587	36,183
McDonald’s Corp	0.7	129,287	25,634
Other Securities (A)	5.2		207,254
			392,545

Consumer Staples — 7.2%
Coca-Cola Co/The	0.8	649,457	31,908
Costco Wholesale Corp	0.4	74,500	17,849
PepsiCo Inc	0.8	237,078	30,346
Philip Morris International Inc	0.5	262,678	20,260
Procter & Gamble Co/The	1.1	421,967	43,425
Walmart Inc	0.6	240,483	24,395
Other Securities (A)	3.0		117,769
			285,952

Energy — 4.8%
Chevron Corp	0.9	320,578	36,498
Exxon Mobil Corp	1.3	714,500	50,565
Other Securities (A)	2.6		103,134
			190,197

Financials — 12.8%
Bank of America Corp	1.0	1,515,283	40,307
Berkshire Hathaway Inc, Cl B *	1.6	327,828	64,720
Citigroup Inc	0.6	397,157	24,683
JPMorgan Chase & Co	1.5	552,057	58,496

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Wells Fargo & Co	0.8%	691,148	$30,666
Other Securities	7.3		289,171
			508,043

Health Care — 13.8%
Abbott Laboratories	0.6	296,748	22,591
AbbVie Inc	0.5	249,378	19,130
Amgen Inc	0.4	105,191	17,535
Eli Lilly & Co	0.4	146,045	16,932
Johnson & Johnson	1.5	448,970	58,882
Medtronic PLC	0.5	226,661	20,984
Merck & Co Inc	0.9	435,570	34,501
Pfizer Inc	1.0	936,635	38,889
Thermo Fisher Scientific Inc	0.5	68,091	18,179
UnitedHealth Group Inc	1.0	161,887	39,144
Other Securities (A)	6.5		263,338
			550,105

Industrials — 9.1%
Boeing Co/The	0.8	88,691	30,298
Honeywell International Inc	0.5	123,187	20,241
Union Pacific Corp	0.5	122,187	20,378
United Technologies Corp	0.4	137,085	17,314
Other Securities (A)	6.9		272,447
			360,678

Information Technology — 20.5%
Accenture PLC, Cl A	0.5	107,796	19,195
Adobe Inc *	0.6	82,395	22,321
Apple Inc	3.3	754,646	132,116
Broadcom Inc	0.4	66,959	16,850
Cisco Systems Inc	1.0	742,643	38,640
Intel Corp	0.8	758,952	33,424
International Business Machines Corp	0.5	150,451	19,106
Mastercard Inc, Cl A	1.0	152,247	38,289
Microsoft Corp	4.0	1,292,404	159,845
Oracle Corp	0.5	430,565	21,787
PayPal Holdings Inc *	0.5	198,283	21,762
salesforce.com Inc *	0.5	129,291	19,576
Visa Inc, Cl A	1.2	295,170	47,620
Other Securities (A)	5.7		227,332
			817,863

Materials — 2.5%
Other Securities (A)	2.5		99,873

Real Estate — 3.1%
Other Securities ‡(A)	3.1		122,604

Utilities — 3.3%
Other Securities	3.3		131,343

Total Common Stock (Cost $2,737,171) ($ Thousands)			3,861,189

SEI Institutional Investments Trust / Annual Report / May 31, 2019	61

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

S&P 500 Index Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.1%
Other Securities (B)	0.1%		$5,220

Total U.S. Treasury Obligation (Cost $5,218) ($ Thousands)			5,220

AFFILIATED PARTNERSHIP — 0.7%
SEI Liquidity Fund, L.P.
2.440% **†(C)	0.7	25,374,619	25,367

Total Affiliated Partnership (Cost $25,373) ($ Thousands)			25,367

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 2.5%
SEI Daily Income Trust, Government Fund, Cl F
2.190% **†	2.5%	99,297,097	$99,297

Total Cash Equivalent (Cost $99,297) ($ Thousands)			99,297

Total Investments in Securities — 100.4% (Cost $2,867,059)($ Thousands)			$3,991,073

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	814	Jun-2019	$112,729	$112,031	$(698)

Percentages are based on a Net Assets of $3,975,682 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019, was $24,427 ($ Thousands).

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $25,367 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,861,189	$–	$–	$3,861,189
U.S. Treasury Obligation	–	5,220	–	5,220
Affiliated Partnership	–	25,367	–	25,367
Cash Equivalent	99,297	–	–	99,297

Total Investments in Securities	$3,960,486	$30,587	$–	$3,991,073

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(698)	$–	$–	$(698)

Total Other Financial Instruments	$(698)	$–	$–	$(698)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$112,784	$ 387,594	$ (475,023)	$20	$(8)	$25,367	25,374,619	$ 214	$—
SEI Daily Income Trust, Government Fund, Cl F	78,091	736,367	(715,161)	—	—	99,297	99,297,097	1,955	—

Totals	$190,875	$ 1,123,961	$(1,190,184)	$20	$(8)	$124,664	124,671,716	$2,169	$—

The accompanying notes are an integral part of the financial statements.

62	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Extended Market Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.7%

Communication Services — 4.5%
IAC/InterActiveCorp *	0.4%	14,921	$3,295
Liberty Broadband Corp, Cl A *	0.1	5,083	496
Liberty Broadband Corp, Cl C *	0.2	21,368	2,097
Liberty Media Corp-Liberty Braves, Cl A *	0.0	1,803	48
Liberty Media Corp-Liberty Braves, Cl C *	0.0	6,565	175
Liberty Media Corp-Liberty Formula One, Cl A *	0.0	4,508	164
Liberty Media Corp-Liberty Formula One, Cl C *	0.2	38,342	1,431
Liberty Media Corp-Liberty SiriusXM, Cl A *	0.1	16,435	592
Liberty Media Corp-Liberty SiriusXM, Cl C *	0.1	32,170	1,163
Match Group Inc (A)	0.1	10,000	686
Sirius XM Holdings Inc (A)	0.2	341,481	1,813
T-Mobile US Inc *	0.5	61,505	4,517
Other Securities (A)	2.6		25,649
			42,126

Consumer Discretionary — 11.1%
Burlington Stores Inc *	0.2	13,500	2,114
Domino’s Pizza Inc	0.3	8,458	2,364
Las Vegas Sands Corp	0.4	71,504	3,933
Lululemon Athletica Inc *	0.4	19,200	3,179
NVR Inc *	0.2	640	2,049
Tesla Inc *(A)	0.6	27,479	5,088
Yum China Holdings Inc	0.3	73,000	2,921
Other Securities (A)	8.7		82,652
			104,300

Consumer Staples — 2.4%
Other Securities (A)	2.4		22,985

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Energy — 2.9%
Cheniere Energy Inc *	0.3%	46,465	$2,936
Other Securities (A)	2.6		24,517
			27,453

Financials — 15.7%
Ally Financial Inc	0.3	81,900	2,364
Annaly Capital Management Inc ‡	0.3	278,659	2,455
Arch Capital Group Ltd *	0.3	78,108	2,689
FactSet Research Systems Inc (A)	0.2	7,686	2,138
Fidelity National Financial Inc	0.2	53,558	2,065
Markel Corp *	0.3	2,733	2,894
MarketAxess Holdings Inc	0.3	7,452	2,219
SEI Investments Co †	0.2	25,619	1,287
TD Ameritrade Holding Corp	0.3	56,073	2,790
Other Securities ‡(A)(B)	13.3		126,023
			146,924

Health Care — 11.9%
BioMarin Pharmaceutical Inc *	0.3	35,546	2,923
DexCom Inc *	0.2	17,624	2,138
Elanco Animal Health Inc *	0.2	67,500	2,111
Exact Sciences Corp *	0.3	24,154	2,503
STERIS PLC	0.3	16,900	2,259
Veeva Systems Inc, Cl A *	0.4	25,000	3,857
Other Securities (A)	10.2		95,697
			111,488

Industrials — 13.2%
CoStar Group Inc *	0.4	7,163	3,651
HEICO Corp	0.1	7,618	926
HEICO Corp, Cl A	0.2	15,482	1,521
IDEX Corp	0.3	15,541	2,373
TransUnion	0.3	37,600	2,464
Other Securities (A)	11.9		112,884
			123,819

Information Technology — 20.0%
Atlassian Corp PLC, Cl A *	0.3	20,400	2,568
CDW Corp/DE	0.3	29,400	2,894
First Data Corp, Cl A *	0.3	109,600	2,786
GoDaddy Inc, Cl A *	0.3	34,000	2,530
Leidos Holdings Inc	0.2	28,650	2,158
Marvell Technology Group Ltd	0.3	112,057	2,499
NXP Semiconductors NV	0.6	68,600	6,048
Palo Alto Networks Inc *	0.4	18,233	3,649
Paycom Software Inc *	0.2	9,800	2,079
ServiceNow Inc *	1.0	35,869	9,395
Splunk Inc *	0.4	29,384	3,349
Square Inc, Cl A *	0.4	58,600	3,630
SS&C Technologies Holdings Inc	0.3	43,318	2,411
Trimble Inc *	0.2	50,520	2,016
Twilio Inc, Cl A *	0.2	18,016	2,378
VMware Inc, Cl A (A)	0.3	14,417	2,552
Workday Inc, Cl A *	0.6	28,989	5,917
Worldpay Inc, Cl A *	0.8	60,514	7,361

SEI Institutional Investments Trust / Annual Report / May 31, 2019	63

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Extended Market Index Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities (A)	12.9%		$121,186
			187,406

Materials — 4.0%
Other Securities (A)(C)	4.0		37,638

Real Estate — 9.1%
Equity LifeStyle Properties Inc ‡	0.2	17,532	2,133
Sun Communities Inc ‡	0.2	17,121	2,162
WP Carey Inc ‡	0.3	32,500	2,698
Other Securities ‡(A)	8.4		77,939
			84,932

Utilities — 2.9%
Other Securities (A)	2.9		27,503

Total Common Stock (Cost $748,961) ($ Thousands)			916,574

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.2%
Other Securities (D)(E)	0.2%		$1,498

Total U.S. Treasury Obligation (Cost $1,498) ($ Thousands)			1,498

RIGHTS — 0.0%
Other Securities (C)	0.0		18

Total Rights (Cost $3) ($ Thousands)			18

AFFILIATED PARTNERSHIP — 9.0%
SEI Liquidity Fund, L.P.
2.440% **†(F)	9.0	84,355,351	84,352

Total Affiliated Partnership (Cost $84,354) ($ Thousands)			84,352

CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F
2.190% **†	1.7	16,298,108	16,298

Total Cash Equivalent (Cost $16,298) ($ Thousands)			16,298

Total Investments in Securities — 108.6% (Cost $851,114)($ Thousands)			$1,018,740

A list of the open futures contracts held by the Fund at May 31, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Russell 2000 Index E-MINI	120	Jun-2019	$9,183	$8,799	$(384)
S&P Mid Cap 400 Index E-MINI	58	Jun-2019	10,873	10,499	(374)

			$20,056	$19,298	$(758)

Percentages are based on a Net Assets of $937,836 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019, was $80,842 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2019, such securities amounted to $749 ($ Thousands), or 0.1% of Net Assets (see Note 2).

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(E)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(F)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $84,352 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

64	SEI Institutional Investments Trust / Annual Report / May 31, 2019

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$916,574	$–	$–	$916,574
U.S. Treasury Obligation	–	1,498	–	1,498
Rights	–	–	18	18
Affiliated Partnership	–	84,352	–	84,352
Cash Equivalent	16,298	–	–	16,298

Total Investments in Securities	$932,872	$85,850	$18	$1,018,740

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(758)	$–	$–	$(758)

Total Other Financial Instruments	$(758)	$–	$–	$(758)

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Investments Co	$1,653	$99	$(111)	$(48)	$(306)	$1,287	25,619	$16	$—
SEI Liquidity Fund, L.P.	133,184	277,248	(326,133)	59	(6)	84,352	84,355,351	636	—
SEI Daily Income Trust, Government Fund, Cl F	19,314	198,925	(201,941)	—	—	16,298	16,298,108	417	—

Totals	$154,151	$476,272	$(528,185)	$11	$(312)	$101,937	100,679,078	$1,069	$—

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	65

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Small Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.1%

Communication Services — 2.6%
Vonage Holdings Corp *	0.4%	83,352	$987
Other Securities (A)	2.2		6,107
			7,094

Consumer Discretionary — 11.5%
Bright Horizons Family Solutions Inc *	0.7	12,726	1,744
Dana Inc	0.4	72,330	1,055
Eldorado Resorts Inc *(A)	0.5	28,064	1,380
Jack in the Box Inc (A)	0.4	14,247	1,185
Planet Fitness Inc, Cl A *	0.5	17,628	1,348
Strategic Education Inc	0.5	8,045	1,416
Other Securities (A)	8.5		22,548
			30,676

Consumer Staples — 3.4%
J&J Snack Foods Corp	0.4	6,905	1,111
Other Securities (A)	3.0		7,905
			9,016

Energy — 2.9%
Other Securities (A)	2.9		7,633

Financials — 19.3%
CNO Financial Group Inc	0.5	79,230	1,245
FNB Corp/PA	0.4	108,553	1,194
Hancock Whitney Corp	0.6	41,900	1,591
Hanover Insurance Group Inc/ The	0.4	9,900	1,209
Home BancShares Inc/AR	0.5	71,714	1,256
IBERIABANK Corp	0.5	17,300	1,237
Radian Group Inc	0.3	42,180	947
Selective Insurance Group Inc	0.4	14,990	1,074
Wintrust Financial Corp	0.5	18,282	1,238
Other Securities ‡(A)	15.2		40,535
			51,526

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care — 10.3%
Cardiovascular Systems Inc *	0.4%	28,361	$1,105
CONMED Corp	0.5	16,150	1,300
Encompass Health Corp	0.5	20,210	1,191
Ensign Group Inc/The	0.5	22,798	1,214
Integer Holdings Corp *	0.4	15,380	1,078
Masimo Corp *	0.5	10,574	1,382
Merit Medical Systems Inc *	0.4	20,916	1,080
NeoGenomics Inc *	0.4	47,960	1,041
Omnicell Inc *	0.5	16,836	1,338
Other Securities (A)	6.2		16,849
			27,578

Industrials — 13.8%
ICF International Inc	0.4	14,345	1,046
Matson Inc	0.3	26,985	923
Mercury Systems Inc *	0.6	22,164	1,524
WageWorks Inc *	0.4	20,451	1,022
Woodward	0.4	10,670	1,162
Other Securities (A)(B)	11.7		31,155
			36,832

Information Technology — 16.6%
Belden Inc	0.4	22,500	1,152
Euronet Worldwide Inc *	0.5	9,364	1,452
Everbridge Inc *	0.6	19,765	1,554
FireEye Inc *	0.5	87,897	1,282
j2 Global Inc	0.4	13,495	1,137
MAXIMUS Inc	0.5	20,277	1,445
Perficient Inc *	0.4	31,711	965
Proofpoint Inc *	0.4	8,309	934
Q2 Holdings Inc *	0.4	15,119	1,107
Viavi Solutions Inc *	0.4	97,616	1,176
Other Securities (A)	12.1		32,111
			44,315

Materials — 3.2%
Silgan Holdings Inc	0.4	32,548	944
Other Securities (A)(C)	2.8		7,503
			8,447

Real Estate — 8.4%
Americold Realty Trust ‡(A)	0.7	62,065	1,943
Healthcare Realty Trust Inc ‡	0.4	32,760	1,056
Highwoods Properties Inc ‡	0.4	22,685	995
Terreno Realty Corp ‡	0.4	22,060	1,008
Other Securities ‡(A)	6.5		17,446
			22,448

Utilities — 4.1%
ALLETE Inc	0.4	11,860	971
IDACORP Inc	0.4	9,929	996
ONE Gas Inc	0.4	12,175	1,066
Portland General Electric Co	0.4	19,400	1,026

66	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	2.5%		$6,860
			10,919

Total Common Stock (Cost $238,728) ($ Thousands)			256,484

RIGHTS — 0.0%
Other Securities (C)	0.0		—

Total Rights (Cost $—) ($ Thousands)			—

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 7.6%
SEI Liquidity Fund, L.P.
2.440% **†(D)	7.6%	20,292,394	$20,292

Total Affiliated Partnership (Cost $20,291) ($ Thousands)			20,292

CASH EQUIVALENT — 4.2%
SEI Daily Income Trust, Government Fund, Cl F
2.190% **†	4.2	11,271,412	11,271

Total Cash Equivalent (Cost $11,271) ($ Thousands)			11,271

Total Investments in Securities — 107.9% (Cost $270,290)($ Thousands)			$288,047

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)

Russell 2000 Index E-MINI	29	Jun-2019	$2,183	$2,127	$(56)

Percentages are based on Net Assets of $267,012 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019 was $19,558 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2019, such securities amounted to $891 ($ Thousands), or 0.3% of the net assets of the Fund.

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $20,292 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock	$256,484	$–	$–	$256,484
Rights	–	–	–	–
Affiliated Partnership	–	20,292	–	20,292
Cash Equivalent	11,271	–	–	11,271

Total Investments in Securities	$267,755	$20,292	$–	$288,047

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(56)	$–	$–	$(56)

Total Other Financial Instruments	$(56)	$–	$–	$(56)

^ A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	67

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Small Cap Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$41,302	$90,027	$(111,055)	$19	$(1)	$20,292	20,292,394	$103	$—
SEI Daily Income Trust, Government Fund, Cl F	14,209	130,972	(133,910)	—	—	11,271	11,271,412	208	—

Totals	$55,511	$220,999	$(244,965)	$19	$(1)	$31,563	31,563,806	$311	$—

The accompanying notes are an integral part of the financial statements.

68	SEI Institutional Investments Trust / Annual Report / March 31, 2019

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Small Cap II Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.6%

Communication Services — 3.2%
Cable One Inc	0.5%	1,444	$1,613
Cogent Communications Holdings Inc	0.6	32,264	1,887
Nexstar Media Group Inc, Cl A	0.6	20,090	2,012
Other Securities (A)	1.5		5,274
			10,786

Consumer Discretionary — 12.2%
Bloomin’ Brands Inc	0.6	106,672	2,060
Carter’s Inc	0.4	17,549	1,476
Grand Canyon Education Inc *	0.6	17,487	2,096
Modine Manufacturing Co *	0.9	221,192	2,842
Murphy USA Inc *	0.4	18,457	1,481
Skechers U.S.A. Inc, Cl A *	1.4	173,599	4,849
Urban Outfitters Inc *(A)	0.6	93,065	2,091
Other Securities (A)	7.3		24,081
			40,976

Consumer Staples — 4.8%
Church & Dwight Co Inc	0.4	18,939	1,409
Darling Ingredients Inc *	0.5	83,081	1,570
Hain Celestial Group Inc/The *(A)	0.5	86,373	1,761
Performance Food Group Co *	0.4	38,102	1,499
Other Securities (A)	3.0		10,084
			16,323

Energy — 2.4%
Gulfport Energy Corp *	0.4	271,885	1,487
Other Securities (A)(B)	2.0		6,714
			8,201

Financials — 17.8%
Affiliated Managers Group Inc	0.7	26,055	2,184
American Equity Investment Life Holding Co	1.0	118,075	3,343
BankUnited Inc	1.4	143,955	4,676

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Blackstone Mortgage Trust Inc, Cl A ‡(A)	0.5%	46,389	$1,636
CNO Financial Group Inc	0.9	202,660	3,184
First Commonwealth Financial Corp	0.8	204,453	2,570
FNB Corp/PA	1.4	442,088	4,863
Great Western Bancorp Inc	0.7	74,621	2,318
IBERIABANK Corp	0.5	21,220	1,517
MarketAxess Holdings Inc	0.5	5,881	1,751
National General Holdings Corp	0.9	138,365	3,144
Sterling Bancorp/DE	0.5	87,647	1,692
Umpqua Holdings Corp	1.0	207,735	3,318
Other Securities (A)	7.0		23,858
			60,054

Health Care — 12.1%
Ensign Group Inc/The	0.6	37,592	2,002
Magellan Health Inc *	0.9	47,620	3,144
Prestige Consumer Healthcare Inc *	0.5	55,471	1,610
STERIS PLC	0.4	10,790	1,442
Other Securities (A)	9.7		32,494
			40,692

Industrials — 18.7%
AECOM *	0.6	65,200	2,080
Apogee Enterprises Inc	0.7	68,740	2,492
Atlas Air Worldwide Holdings Inc *	0.8	76,010	2,690
BWX Technologies Inc	0.6	42,927	1,998
Clean Harbors Inc *	0.7	36,933	2,368
HEICO Corp	0.4	11,748	1,428
TriNet Group Inc *	0.4	22,066	1,399
Other Securities (A)	14.5		48,702
			63,157

Information Technology — 14.3%
CACI International Inc, Cl A *	0.6	9,524	1,938
LogMeIn Inc	0.8	36,984	2,657
MACOM Technology Solutions Holdings Inc *(A)	0.5	116,136	1,643
NCR Corp *	0.6	62,385	1,909
Super Micro Computer Inc *	0.9	168,990	3,211
Viavi Solutions Inc *	0.4	118,440	1,427
Other Securities (A) (C)	10.5		35,421
			48,206

Materials — 5.3%
Commercial Metals Co	0.6	160,335	2,140
Owens-Illinois Inc	0.9	181,603	2,906
Other Securities (A)	3.8		12,709
			17,755

Real Estate — 3.2%
Americold Realty Trust ‡(A)	0.7	72,048	2,255
Other Securities ‡(A)	2.5		8,535
			10,790

SEI Institutional Investments Trust / Annual Report / May 31, 2019	69

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Small Cap II Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 2.6%
American States Water Co	0.4%	20,085	$1,465
Portland General Electric Co	0.5	28,576	1,511
Other Securities	1.7		5,693
			8,669

Total Common Stock (Cost $321,697) ($ Thousands)			325,609

EXCHANGE TRADED FUND — 0.4%
Other Securities(A)	0.4		1,344

Total Exchange Traded Fund (Cost $1,416) ($ Thousands)			1,344

WARRANT — 0.0%
Other Securities	0.0		71

Total Warrant (Cost $59) ($ Thousands)			71

RIGHT — 0.0%
Other Securities	0.0		—

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

RIGHT
(Cost $–) ($ Thousands)			$—

AFFILIATED PARTNERSHIP — 13.2%
SEI Liquidity Fund, L.P.
2.440% **†(D)	13.2%	44,447,130	44,446

Total Affiliated Partnership (Cost $44,446) ($ Thousands)			44,446

CASH EQUIVALENT — 3.2%
SEI Daily Income Trust, Government Fund, Cl F 2.190% **†	3.2	10,903,089	10,903

Total Cash Equivalent (Cost $10,903) ($ Thousands)			10,903

Total Investments in Securities — 113.4% (Cost $378,521)($ Thousands)			$382,373

A list of open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Russell 2000 Index E-MINI	16	Jun-2019	$1,204	$1,173	$(31)

Percentages are based on a Net Assets of $337,113 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019, was $42,686 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2019, such securities amounted to $818 ($ Thousands), or 0.2% of Net Assets of the Fund (see Note 2).

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $44,446 ($ Thousands).

Cl — Class

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock	$325,584	$–	$25	$325,609
Exchange Traded Fund	1,344	–	–	1,344
Warrant	–	71	–	71
Right	–	–	–	–
Affiliated Partnership	–	44,446	–	44,446
Cash Equivalent	10,903	–	–	10,903

Total Investments in Securities	$337,831	$44,517	$25	$382,373

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(31)	$–	$–	$(31)

Total Other Financial Instruments	$(31)	$–	$–	$(31)

^ A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

70	SEI Institutional Investments Trust / Annual Report / May 31, 2019

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$83,111	$155,873	$(194,566)	$32	$(4)	$44,446	44,447,130	$307	$—
SEI Daily Income Trust, Government Fund, Cl F	28,708	204,338	(222,143)	—	—	10,903	10,903,089	280	—

Totals	$111,819	$360,211	$(416,709)	$32	$(4)	$55,349	55,350,219	$587	$—

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	71

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Small/Mid Cap Equity Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.2%

Communication Services — 2.7%
Cable One Inc	0.4%	4,378	$4,890
IAC/InterActiveCorp *	0.6	34,043	7,518
Other Securities (A)	1.7		19,380
			31,788

Consumer Discretionary — 12.5%
Bright Horizons Family Solutions Inc *	0.5	42,340	5,803
Fox Factory Holding Corp *	0.4	76,982	5,159
Grand Canyon Education Inc *(A)	0.6	57,450	6,886
Hanesbrands Inc (A)	0.4	299,630	4,450
Planet Fitness Inc, Cl A *	0.5	73,000	5,582
Six Flags Entertainment Corp	0.4	89,215	4,404
Skechers U.S.A. Inc, Cl A *	0.5	202,105	5,645
Other Securities (A)	9.2		108,926
			146,855

Consumer Staples — 3.6%
Church & Dwight Co Inc	0.4	58,399	4,345
Simply Good Foods Co/The *	0.4	208,912	4,490
Other Securities (A)	2.8		33,432
			42,267

Energy — 2.6%
Other Securities (A)(B)	2.6		30,720

Financials — 14.5%
Columbia Banking System Inc	0.4	142,767	4,761
First American Financial Corp	0.4	84,298	4,354
MarketAxess Holdings Inc	0.5	17,846	5,315
PacWest Bancorp	0.7	231,747	8,422
Starwood Property Trust Inc ‡	0.5	263,652	5,814
Other Securities ‡(A)(B)	12.0		142,350
			171,016

Health Care — 11.7%
Chemed Corp	0.4	14,617	4,794

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ensign Group Inc/The	0.9%	196,405	$10,461
Insulet Corp *(A)	0.4	39,327	4,318
Ligand Pharmaceuticals Inc *(A)	0.5	51,259	5,504
Masimo Corp *	0.4	39,173	5,121
STERIS PLC	0.6	57,473	7,683
Syneos Health Inc, Cl A *	0.5	156,194	6,440
Other Securities (A)	8.0		93,094
			137,415

Industrials — 17.5%
Exponent Inc	0.4	78,686	4,410
HEICO Corp	0.4	36,167	4,398
HEICO Corp, Cl A	0.1	16,934	1,664
John Bean Technologies Corp	0.5	55,456	5,687
KAR Auction Services Inc	0.9	180,630	10,155
Mercury Systems Inc *	0.6	109,572	7,534
Ryder System Inc	0.4	88,823	4,486
Sensata Technologies Holding PLC *	0.4	108,585	4,635
Snap-on Inc (A)	0.4	30,194	4,708
Teledyne Technologies Inc *	0.4	19,120	4,508
Tetra Tech Inc	0.4	74,389	5,023
Woodward Inc	0.6	63,637	6,931
Other Securities (A)	12.0		142,579
			206,718

Information Technology — 16.4%
ACI Worldwide Inc *	0.6	237,269	7,464
Belden Inc (A)	0.5	112,873	5,779
Euronet Worldwide Inc *	0.6	47,206	7,319
Everbridge Inc *	0.4	55,450	4,361
j2 Global Inc (A)	0.7	94,510	7,966
LogMeIn Inc	0.7	113,633	8,162
Q2 Holdings Inc *	0.4	59,470	4,356
SYNNEX Corp	0.4	58,017	5,031
Other Securities (A)	12.1		143,017
			193,455

Materials — 4.2%
FMC Corp	0.6	100,322	7,369
Silgan Holdings Inc	0.4	157,003	4,551
Other Securities (A)(C)	3.2		37,994
			49,914

Real Estate — 8.1%
Americold Realty Trust ‡(A)	0.7	279,779	8,757
Gaming and Leisure Properties Inc ‡	0.7	222,346	8,780
Medical Properties Trust Inc ‡(A)	0.6	425,039	7,557
Rexford Industrial Realty Inc ‡	0.4	120,396	4,551
Ryman Hospitality Properties Inc ‡	0.4	57,905	4,630
Other Securities ‡(A)	5.3		60,992
			95,267

Utilities — 2.4%
American States Water Co	0.4	61,937	4,518

72	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities (A)	2.0%		$23,732
			28,250

Total Common Stock (Cost $1,078,930) ($ Thousands)			1,133,665

AFFILIATED PARTNERSHIP — 9.8%
SEI Liquidity Fund, L.P.
2.440% **†(D)	9.8	115,600,547	115,595

Total Affiliated Partnership (Cost $115,600) ($ Thousands)			115,595

CASH EQUIVALENT — 6.7%
SEI Daily Income Trust, Government Fund, Cl F
2.190% **†	6.7	78,961,324	78,961

Total Cash Equivalent (Cost $78,961) ($ Thousands)			78,961

Total Investments in Securities — 112.7% (Cost $1,273,491)($ Thousands)			$1,328,221

Percentages are based on a Net Assets of $1,178,532 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019, was $111,303 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2019, such securities amounted to $6,140 ($ Thousands), or 0.5% of Net Assets (see Note 2).
(C)	Level 3 security in accordance with fair value hierarchy.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $115,595 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock	$1,133,665	$–	$–	$1,133,665
Affiliated Partnership	–	115,595	–	115,595
Cash Equivalent	78,961	–	–	78,961

Total Investments in Securities	$1,212,626	$115,595	$–	$1,328,221

^ A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$217,342	$ 354,237	$ (456,042)	$67	$(9)	$115,595	115,600,547	$344	$—
SEI Daily Income Trust, Government Fund, Cl F	70,669	676,600	(668,308)	—	—	78,961	78,961,324	1,017	—

Totals	$288,011	$1,030,837	$(1,124,350)	$67	$(9)	$194,556	194,561,871	$1,361	$—

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	73

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

U.S. Equity Factor Allocation Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.6%

Communication Services — 7.5%
Alphabet Inc, Cl A *	1.0%	7,931	$8,776
Alphabet Inc, Cl C *	1.2	9,801	10,817
AT&T Inc	0.8	228,840	6,998
Comcast Corp, Cl A	0.7	141,494	5,801
Facebook Inc, Cl A *	0.9	45,165	8,015
Omnicom Group Inc	0.8	95,434	7,383
Verizon Communications Inc	0.7	104,069	5,656
Other Securities	1.4		12,110
			65,556

Consumer Discretionary — 11.9%
Amazon.com Inc *	1.9	9,392	16,671
AutoZone Inc *	0.5	4,374	4,493
Best Buy Co Inc	0.6	80,759	5,061
eBay Inc	0.6	133,406	4,793
Starbucks Corp	0.6	68,623	5,219
Target Corp	0.7	78,069	6,281
TJX Cos Inc/The	0.6	95,569	4,806
Other Securities	6.4		56,980
			104,304

Consumer Staples — 8.0%
Estee Lauder Cos Inc/The, Cl A	0.8	44,025	7,089
PepsiCo Inc	0.9	57,776	7,395
Philip Morris International Inc	0.6	70,881	5,467
Procter & Gamble Co/The	1.7	140,750	14,485
Walmart Inc	1.3	115,478	11,714
Other Securities	2.7		23,495
			69,645

Energy — 3.9%
ConocoPhillips	1.0	153,378	9,043
Phillips 66	0.6	59,482	4,806
Other Securities	2.3		20,045
			33,894

Financials — 14.4%
Capital One Financial Corp	0.8	80,359	6,900

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Citigroup Inc	1.2%	167,489	$10,409
Fifth Third Bancorp	0.7	227,495	6,029
JPMorgan Chase & Co	0.9	71,094	7,533
MetLife Inc	0.8	151,283	6,991
Prudential Financial Inc	0.6	56,647	5,233
T Rowe Price Group Inc	1.4	124,620	12,604
Other Securities ‡	8.0		70,451
			126,150

Health Care — 12.7%
Amgen Inc	1.2	62,972	10,497
Baxter International Inc	1.2	141,277	10,375
Eli Lilly & Co	0.5	39,018	4,524
Johnson & Johnson	1.0	69,255	9,083
McKesson Corp	0.5	38,560	4,710
Merck & Co Inc	1.4	154,561	12,243
Pfizer Inc	1.2	251,636	10,448
UnitedHealth Group Inc	0.9	31,347	7,580
Other Securities	4.8		41,061
			110,521

Industrials — 10.0%
Expeditors International of Washington Inc	0.9	106,783	7,431
Honeywell International Inc	0.9	45,975	7,554
PACCAR Inc	1.0	130,773	8,607
Other Securities	7.2		63,526
			87,118

Information Technology — 22.9%
Accenture PLC, Cl A	1.0	50,852	9,055
Apple Inc	1.4	69,445	12,158
Cisco Systems Inc	1.7	287,091	14,937
Citrix Systems Inc	0.8	74,182	6,982
HP Inc	0.7	335,157	6,261
International Business Machines Corp	1.2	80,796	10,260
Microsoft Corp	2.8	197,464	24,422
NetApp Inc	0.6	88,972	5,267
Oracle Corp	1.3	228,051	11,539
Visa Inc, Cl A	1.0	52,825	8,522
Other Securities	10.4		90,293
			199,696

Materials — 2.4%
Other Securities	2.4		21,070

Real Estate — 2.9%
Prologis Inc ‡	0.7	78,929	5,815
Other Securities ‡	2.2		19,601
			25,416

Utilities — 2.0%
Exelon Corp	0.8	144,385	6,942

74	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	1.2%		$10,377
			17,319

Total Common Stock (Cost $849,389) ($ Thousands)			860,689

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 2.8%
SEI Daily Income Trust, Government Fund, Cl F
2.190% **†	2.8%	24,466,652	$24,467

Total Cash Equivalent (Cost $24,467) ($ Thousands)			24,467

Total Investments in Securities — 101.4% (Cost $873,856)($ Thousands)			$885,156

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	63	Jun-2019	$9,138	$8,671	$(467)

Percentages are based on a Net Assets of $873,180 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$860,689	$–	$–	$860,689
Cash Equivalent	24,467	–	–	24,467

Total Investments in Securities	$885,156	$–	$–	$885,156

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(467)	$–	$–	$(467)

Total Other Financial Instruments	$(467)	$–	$–	$(467)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$28,900	$92,557	$(96,990)	$-	$-	$24,467	24,466,652	$220	$-

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	75

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

U.S. Managed Volatility Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.7%

Communication Services — 9.0%
AT&T Inc	1.3%	489,800	$14,978
Comcast Corp, Cl A	1.0	287,600	11,792
Omnicom Group Inc	0.8	127,890	9,894
Verizon Communications Inc	2.0	438,044	23,808
Other Securities	3.9		45,468
			105,940

Consumer Discretionary — 6.9%
AutoZone Inc *	1.1	12,200	12,531
Target Corp	1.7	242,100	19,477
Other Securities	4.1		49,089
			81,097

Consumer Staples — 13.3%
Altria Group Inc	1.1	254,111	12,467
Coca-Cola Co/The	0.6	151,262	7,431
JM Smucker Co/The	1.2	112,400	13,663
Kroger Co/The	0.8	418,000	9,535
Tyson Foods Inc, Cl A	1.5	235,804	17,895
Walgreens Boots Alliance Inc	1.2	298,000	14,703
Walmart Inc	1.3	147,100	14,922
Other Securities	5.6		66,278
			156,894

Energy — 2.4%
Chevron Corp	0.7	69,100	7,867
Other Securities	1.7		21,029
			28,896

Financials — 15.6%
Aflac Inc	1.4	322,800	16,560
Allstate Corp/The	1.6	196,700	18,787
American Financial Group Inc/OH	1.0	124,601	12,236
Annaly Capital Management Inc ‡	0.9	1,234,080	10,872
Berkshire Hathaway Inc, Cl B *	1.6	96,300	19,012
CME Group Inc, Cl A	0.6	36,332	6,980
Starwood Property Trust Inc ‡	0.6	320,532	7,068
US Bancorp	0.6	137,200	6,887
Other Securities ‡	7.3		86,266
			184,668

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care — 10.8%
Eli Lilly & Co	1.4%	141,000	$16,348
HCA Healthcare Inc	0.6	62,100	7,512
Johnson & Johnson	2.1	192,000	25,181
Merck & Co Inc	1.9	281,400	22,290
Pfizer Inc	2.3	647,500	26,884
Other Securities	2.5		29,199
			127,414

Industrials — 9.0%
Allison Transmission Holdings Inc, Cl A	0.6	179,500	7,429
Raytheon Co	1.1	77,124	13,458
Republic Services Inc, Cl A	1.8	246,358	20,839
United Technologies Corp	0.8	76,600	9,675
Waste Management Inc	1.8	193,325	21,140
Other Securities	2.9		34,232
			106,773

Information Technology — 14.9%
Amdocs Ltd	1.8	359,891	21,385
Apple Inc	0.7	43,300	7,581
Cisco Systems Inc	2.1	463,800	24,131
Intel Corp	1.7	452,000	19,906
International Business Machines Corp	1.0	89,200	11,327
Motorola Solutions Inc	1.0	76,252	11,434
Oracle Corp	0.8	191,500	9,690
Paychex Inc	0.6	86,203	7,395
Western Union Co/The	0.6	372,900	7,234
Other Securities	4.6		55,410
			175,493

Materials — 2.6%
Sonoco Products Co	0.9	170,069	10,515
Other Securities	1.7		20,556
			31,071

Real Estate — 4.1%
VEREIT Inc ‡	0.6	825,700	7,332
Other Securities ‡	3.5		40,474
			47,806

Utilities — 10.1%
Ameren Corp	0.6	105,960	7,771
American Electric Power Co Inc	0.9	123,938	10,674
DTE Energy Co	1.1	107,366	13,471
Edison International	0.6	118,100	7,012
Entergy Corp	1.1	137,900	13,386
Exelon Corp	1.7	426,200	20,492
NextEra Energy Inc	0.6	36,571	7,249
Other Securities	3.5		39,630
			119,685

Total Common Stock (Cost $990,154) ($ Thousands)			1,165,737

76	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Government Fund, Cl F
2.190% **†	0.8%	9,925,845	$9,926

Total Cash Equivalent (Cost $9,926) ($ Thousands)			9,926

Total Investments in Securities — 99.5% (Cost $1,000,080)($ Thousands)			$1,175,663

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	34	Jun-2019	$4,683	$4,679	$(4)

Percentages are based on a Net Assets of $1,181,573 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

Ltd — Limited

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,165,737	$–	$–	$1,165,737
Cash Equivalent	9,926	–	–	9,926

Total Investments in Securities	$1,175,663	$–	$–	$1,175,663

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(4)	$–	$–	$(4)

Total Other Financial Instruments	$(4)	$–	$–	$(4)

*Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$15,317	$522,168	$(527,559)	$-	$-	$9,926	9,925,845	$641	$-

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	77

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Global Managed Volatility Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.9%

Australia — 2.8%
Other Securities ‡	2.8%		$69,832

Austria — 0.3%
Other Securities	0.3		8,324

Belgium — 0.6%
Other Securities	0.6		13,850

Canada — 5.6%
BCE Inc	0.1	77,100	3,471
Rogers Communications Inc, Cl B	0.8	377,096	19,835
TELUS Corp	0.4	296,001	10,930
Toronto-Dominion Bank/The	0.6	259,781	14,201
Other Securities ‡(A)	3.7		91,409
			139,846

Denmark — 0.4%
Other Securities	0.4		8,915

Finland — 0.2%
Other Securities	0.2		3,940

France — 1.8%
Sanofi	0.5	147,100	11,842
TOTAL SA	0.5	220,300	11,450
Other Securities	0.8		22,573
			45,865

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Germany — 1.6%
Other Securities	1.6%		$40,054

Hong Kong — 2.7%
CLP Holdings Ltd	0.7	1,567,691	17,725
Other Securities ‡	2.0		49,994
			67,719

Ireland — 0.1%
Other Securities	0.1		1,433

Israel — 1.2%
Other Securities	1.2		28,482

Italy — 0.5%
Other Securities	0.5		13,115

Japan — 9.4%
Astellas Pharma Inc	0.6	1,083,500	14,595
Japan Post Holdings Co Ltd	0.4	972,300	10,764
KDDI Corp	0.7	666,100	17,107
Mizuho Financial Group Inc	0.5	8,722,500	12,348
Nippon Telegraph & Telephone Corp	0.9	517,300	23,184
NTT DOCOMO Inc	0.5	482,742	11,095
Okinawa Cellular Telephone Co	0.0	3,311	104
Oracle Corp Japan	0.1	34,354	2,402
Other Securities ‡	5.7		142,917
			234,516

Netherlands — 0.8%
Other Securities (A)	0.8		19,261

New Zealand — 0.8%
Other Securities ‡	0.8		20,316

Norway — 0.8%
Other Securities	0.8		19,605

Portugal — 0.0%
Other Securities	0.0		738

78	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Singapore — 1.8%
Other Securities ‡	1.8%		$45,701

Spain — 0.6%
Other Securities (A)	0.6		15,613

Sweden — 1.0%
Other Securities	1.0		24,557

Switzerland — 3.7%
Roche Holding AG	1.3	121,734	31,842
Other Securities	2.4		61,254
			93,096

United Kingdom — 4.6%
GlaxoSmithKline PLC	0.5	700,700	13,486
Imperial Brands PLC	0.6	605,679	14,619
Other Securities ‡	3.5		86,043
			114,148

United States — 55.6%
Aflac Inc	0.7	329,214	16,889
Allstate Corp/The	0.6	166,865	15,937
Altria Group Inc	0.5	243,200	11,931
Amdocs Ltd	0.6	255,418	15,177
Ameren Corp	0.5	169,120	12,403
AT&T Inc	0.6	485,900	14,859
AutoZone Inc *	0.5	11,074	11,374
BCE Inc	0.4	238,486	10,739
Berkshire Hathaway Inc, Cl B *	0.8	103,923	20,516
Cisco Systems Inc	0.8	383,473	19,952
Coca-Cola Co/The	0.5	274,565	13,489
Entergy Corp	0.5	127,368	12,364
Exelon Corp	1.1	595,351	28,624
FirstEnergy Corp	0.7	409,884	16,904
HCA Healthcare Inc	0.7	152,832	18,487
Intel Corp	0.6	368,400	16,224
International Business Machines Corp	0.6	109,800	13,943
JM Smucker Co/The	0.6	119,300	14,502
Johnson & Johnson	1.1	213,100	27,948
Merck & Co Inc	1.1	349,952	27,720
Motorola Solutions Inc	0.5	78,639	11,792
Oracle Corp	0.6	302,400	15,301
PepsiCo Inc	0.5	91,213	11,675
Pfizer Inc	1.2	719,600	29,878
Procter & Gamble Co/The	0.8	193,748	19,939
Public Service Enterprise Group Inc	0.7	280,300	16,470
Raytheon Co	0.6	86,844	15,154

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United States (continued)
Starwood Property Trust Inc ‡	0.5%	529,967	$11,686
Target Corp	1.0	297,597	23,942
Tyson Foods Inc, Cl A	0.6	190,700	14,472
Universal Health Services Inc, Cl B	0.6	119,827	14,325
Verizon Communications Inc	1.3	587,655	31,939
Walmart Inc	0.7	170,659	17,312
Walt Disney Co/The	0.8	157,176	20,754
Waste Management Inc	0.9	212,169	23,201
Other Securities ‡	30.8		766,442
			1,384,264

Total Common Stock (Cost $2,321,057) ($ Thousands)			2,413,190

PREFERRED STOCK — 0.0%

Germany — 0.0%
Other Securities	0.0		666

Sweden — 0.0%
Other Securities	0.0		397

Total Preferred Stock (Cost $1,272) ($ Thousands)			1,063

RIGHTS — 0.0%

New Zealand — 0.0%
Other Securities	0.0		—

United Kingdom — 0.0%
Other Securities	0.0		125

Total Rights (Cost $–) ($ Thousands)			125

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F
2.190% **†	1.2	30,361,475	30,361

Total Cash Equivalent (Cost $30,361) ($ Thousands)			30,361

Total Investments in Securities — 98.1% (Cost $2,352,690)($ Thousands)			$2,444,739

SEI Institutional Investments Trust / Annual Report / May 31, 2019	79

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Global Managed Volatility Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Euro Stoxx 50	141	Jun-2019	$5,319	$5,146	$(153)
FTSE 100 Index	35	Jun-2019	3,274	3,155	(67)
Hang Seng Index	3	Jun-2019	515	511	(4)
S&P 500 Index E-MINI	182	Jun-2019	25,946	25,049	(897)
SPI 200 Index	14	Jun-2019	1,555	1,552	2
TOPIX Index	28	Jun-2019	4,006	3,884	(194)

			$40,615	$39,297	$(1,313)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/21/19	USD	124	NOK	1,084	$—
Brown Brothers Harriman	06/21/19	USD	60	NOK	93	—
Brown Brothers Harriman	06/21/19	USD	200	NZD	307	—
Brown Brothers Harriman	06/21/19	USD	41	NZD	62	—
Brown Brothers Harriman	06/21/19	USD	464	SGD	640	1
Brown Brothers Harriman	06/21/19	USD	90	SGD	123	—
Brown Brothers Harriman	06/21/19	USD	102	DKK	685	—
Brown Brothers Harriman	06/21/19	USD	9	DKK	60	—
Brown Brothers Harriman	06/21/19	USD	499	GBP	395	1
Brown Brothers Harriman	06/21/19	USD	507	GBP	401	(2)
Brown Brothers Harriman	06/21/19	USD	777	AUD	1,124	2
Brown Brothers Harriman	06/21/19	USD	232	AUD	309	—
Brown Brothers Harriman	06/21/19	USD	1,367	CHF	1,374	2
Brown Brothers Harriman	06/21/19	USD	1,761	EUR	1,579	2
Brown Brothers Harriman	06/21/19	USD	179	EUR	160	(1)
Brown Brothers Harriman	06/21/19	USD	642	CAD	770	—
Brown Brothers Harriman	06/21/19	USD	1,151	CAD	1,551	(3)
Brown Brothers Harriman	06/21/19	USD	788	HKD	6,181	1
Brown Brothers Harriman	06/21/19	USD	38,339	JPY	418,616	24
Brown Brothers Harriman	06/21/19	NZD	15,526	USD	10,135	12
Brown Brothers Harriman	06/21/19	NZD	160	USD	104	—
Brown Brothers Harriman	06/21/19	SGD	943	USD	686	—
Brown Brothers Harriman	06/21/19	SGD	33,270	USD	24,164	(20)
Brown Brothers Harriman	06/21/19	DKK	34,870	USD	5,224	9
Brown Brothers Harriman	06/21/19	GBP	43,405	USD	55,341	581
Brown Brothers Harriman	06/21/19	AUD	102	USD	71	—
Brown Brothers Harriman	06/21/19	AUD	46,419	USD	31,944	(234)
Brown Brothers Harriman	06/21/19	CHF	1,267	USD	1,267	5
Brown Brothers Harriman	06/21/19	CHF	45,704	USD	45,299	(247)
Brown Brothers Harriman	06/21/19	NOK	1,937	USD	223	1
Brown Brothers Harriman	06/21/19	NOK	76,407	USD	8,715	(23)
Brown Brothers Harriman	06/21/19	EUR	86,049	USD	96,271	215
Brown Brothers Harriman	06/21/19	CAD	88,116	USD	65,497	274
Brown Brothers Harriman	06/21/19	HKD	266,721	USD	33,998	(28)
Brown Brothers Harriman	06/21/19	JPY	12,506,476	USD	113,973	(1,430)

80	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/24/19	USD	270	SEK	2,577	$1
Brown Brothers Harriman	06/24/19	SEK	126,383	USD	13,150	(157)

						$(1,014)

Percentages are based on a Net Assets of $2,490,831 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2019, the value of these securities amounted to $4,212 ($ Thousands), representing 0.2% of the net assets of the Fund.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE— Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

Ltd. — Limited

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

REIT — Real Estate investment Trust

S&P — Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TOPIX — Tokyo Price Index

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets.

“Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,376,634	$36,556	$–	$2,413,190
Preferred Stock	1,063	–	–	1,063
Rights	125	–	–	125
Cash Equivalent	30,361	–	–	30,361

Total Investments in Securities	$2,408,183	$36,556	$–	$2,444,739

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$2	$–	$–	$2
Unrealized Depreciation	(1,315)	–	–	(1,315)
Forwards Contracts*
Unrealized Appreciation	–	1,131	–	1,131
Unrealized Depreciation	–	(2,145)	–	(2,145)

Total Other Financial Instruments	$(1,313)	$(1,014)	$–	$(2,327)

* Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 39,473	$ 422,699	$ (431,811)	$—	$—	$30,361	30,361,475	$1,108	$—

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	81

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

World Equity Ex-US Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.9%

Argentina — 0.6%
MercadoLibre Inc *	0.6%	87,151	$49,721
Other Securities	0.0		1,892
			51,613

Australia — 4.6%
a2 Milk Co Ltd *	0.5	3,716,842	37,804
BHP Group Ltd	0.4	1,295,296	33,888
BHP Group Ltd ADR (A)	0.2	277,512	14,406
Newcrest Mining Ltd	0.5	2,025,308	38,182
Rio Tinto Ltd	0.0	24,916	1,732
South32 Ltd	0.6	20,465,938	47,161
Other Securities ‡	2.4		206,483
			379,656

Austria — 0.7%
Other Securities	0.7		61,986

Belgium — 0.1%
Other Securities	0.1		12,269

Brazil — 2.7%
B3 SA - Brasil Bolsa Balcao	0.5	4,096,716	38,231
Notre Dame Intermedica Participacoes SA	0.5	3,799,638	39,798
Other Securities (A)	1.7		146,569
			224,598

Canada — 4.8%
Constellation Software Inc/Canada	0.5	47,981	41,538

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Canada (continued)
Rogers Communications Inc, Cl B (A)	0.6%	872,401	$45,886
Other Securities (A)	3.7		309,689
			397,113

Chile — 0.2%
Other Securities (A)	0.2		16,834

China — 2.7%
Ping An Insurance Group Co of China Ltd, Cl H	0.5	3,598,000	39,740
Other Securities (A)	2.2		185,576
			225,316

Colombia — 0.2%
Other Securities (A)	0.2		18,333

Czech Republic — 0.1%
Other Securities	0.1		10,546

Denmark — 2.0%
Orsted A/S	0.5	515,771	41,028
Vestas Wind Systems A/S	0.4	459,579	37,436
Other Securities	1.1		91,487
			169,951

Finland — 1.1%
Other Securities	1.1		89,379

France — 6.0%
Edenred	0.4	827,246	37,703
Euronext NV (B)	0.4	517,747	36,752
L’Oreal SA	0.5	154,642	41,427
Other Securities (A)	4.7		382,756
			498,638

Germany — 5.4%
Deutsche Boerse AG	0.8	500,705	69,048
Knorr-Bremse AG	0.5	351,363	38,587
SAP SE	1.0	657,070	80,851
Other Securities (B)	3.1		258,871
			447,357

82	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Hong Kong — 4.1%
Hong Kong Exchanges & Clearing Ltd	0.7%	1,902,373	$60,513
Other Securities (B)	3.4		281,422
			341,935

Hungary — 0.2%
Other Securities	0.1		12,932

India — 1.4%
ICICI Bank Ltd ADR	0.5	3,118,361	37,420
Other Securities	0.9		76,417
			113,837

Indonesia — 0.1%
Other Securities	0.1		8,894

Ireland — 1.5%
ICON PLC *	0.9	512,658	72,572
Other Securities	0.6		48,776
			121,348

Israel — 1.8%
Check Point Software Technologies Ltd *(A)	1.0	733,522	80,893
Other Securities (A)	0.8		66,493
			147,386

Italy — 1.8%
Other Securities	1.8		146,328

Japan — 11.9%
Mitsui & Co Ltd	0.4	2,365,750	36,551
PeptiDream Inc *	0.4	734,663	36,606
Rakuten Inc	0.5	3,569,357	37,313
Recruit Holdings Co Ltd	0.5	1,195,881	38,198
Sony Corp	0.9	1,490,700	72,177
Takeda Pharmaceutical Co Ltd	0.6	1,497,600	50,607
Other Securities	8.6		717,988
			989,440

Malaysia — 0.3%
Other Securities	0.3		24,663

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Mexico — 0.8%
Fomento Economico Mexicano SAB de CV	0.5%	4,179,405	$38,892
Other Securities	0.3		25,523
			64,415

Netherlands — 4.6%
ASML Holding NV	0.7	294,188	55,502
Koninklijke DSM NV	0.9	694,404	78,000
Royal Dutch Shell PLC, Cl A	0.6	1,698,431	52,729
Other Securities (A)	2.4		193,886
			380,117

New Zealand — 0.0%
Other Securities	0.0		4,314

Norway — 1.3%
DNB ASA	0.5	2,508,053	42,518
Other Securities (A)	0.8		66,835
			109,353

Panama — 0.2%
Other Securities (A)	0.2		15,767

Peru — 0.2%
Other Securities	0.2		16,799

Poland — 0.1%
Other Securities	0.1		12,771

Portugal — 0.6%
Other Securities	0.6		49,513

Russia — 0.8%
Other Securities	0.8		70,901

Singapore — 0.8%
DBS Group Holdings Ltd	0.5	2,107,600	37,195
Other Securities	0.3		32,358
			69,553

South Africa — 0.8%
Other Securities (A)	0.8		63,293

SEI Institutional Investments Trust / Annual Report / May 31, 2019	83

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

World Equity Ex-US Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

South Korea — 2.6%
Samsung Electronics Co Ltd	0.8%	1,899,078	$67,773
Other Securities (A)	1.8		150,896
			218,669

Spain — 2.4%
Amadeus IT Group SA, Cl A	0.8	909,907	69,314
Banco Bilbao Vizcaya Argentaria SA	0.5	7,255,583	39,355
Other Securities	1.1		93,648
			202,317

Sweden — 0.9%
Other Securities (A)	0.9		73,298

Switzerland — 6.1%
Credit Suisse Group AG	0.3	2,164,583	24,511
Credit Suisse Group AG ADR (A)	0.2	1,309,516	14,758
Idorsia Ltd *(A)	0.5	1,742,219	38,626
Nestle SA	1.4	1,149,041	113,722
Novartis AG	0.2	198,300	16,974
Novartis AG ADR (A)	0.4	356,961	30,570
Roche Holding AG	1.7	538,664	140,898
Other Securities	1.4		127,007
			507,066

Taiwan — 1.9%
Taiwan Semiconductor Manufacturing Co Ltd	0.4	4,220,000	31,437
Taiwan Semiconductor Manufacturing Co Ltd ADR	0.6	1,329,106	50,971
Other Securities	0.9		72,283
			154,691

Thailand — 0.6%
Other Securities	0.6		50,700

Turkey — 0.3%
Other Securities (A)	0.3		24,491

United Arab Emirates — 0.0%
Other Securities	0.0		1,889

United Kingdom — 9.3%
Associated British Foods PLC	0.5	1,324,359	41,196
BHP Group PLC	0.1	255,410	5,745
Burberry Group PLC	0.6	2,215,340	47,328
Diageo PLC	0.4	872,591	36,574
Rio Tinto PLC	0.9	1,326,333	75,837

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United Kingdom (continued)
Rio Tinto PLC ADR (A)	0.3%	400,533	$23,203
Royal Dutch Shell PLC, Cl A	0.0	120,089	3,725
Other Securities (A)	6.5		540,926
			774,534

United States — 4.3%
Accenture PLC, Cl A	0.4	207,415	36,934
Atlassian Corp PLC, Cl A *	0.6	365,820	46,049
Equinix Inc ‡	0.5	81,325	39,507
Other Securities (A)	2.8		237,140
			359,630

Total Common Stock (Cost $6,950,596) ($ Thousands)			7,734,433

PREFERRED STOCK — 0.4%

Brazil — 0.4%
Other Securities (A)(C)	0.4		28,984

Spain — 0.0%
Other Securities (C)	0.0		3,760

Total Preferred Stock (Cost $33,949) ($ Thousands)			32,744

AFFILIATED PARTNERSHIP — 3.7%
SEI Liquidity Fund, L.P.
2.440% **†(D)	3.7	308,142,925	308,147

Total Affiliated Partnership (Cost $308,131) ($ Thousands)			308,147

CASH EQUIVALENT — 3.6%
SEI Daily Income Trust,
Government Fund, Cl F
2.190% **†	3.6	296,412,773	296,413

Total Cash Equivalent (Cost $296,413) ($ Thousands)			296,413

Total Investments in Securities — 100.5% (Cost $7,589,089)($ Thousands)			$8,371,737

84	SEI Institutional Investments Trust / Annual Report / May 31, 2019

A list of the open futures contracts held by the Fund at May 31, 2019 is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Euro Stoxx 50	2,503	Jun-2019	$91,980	$91,347	$112
FTSE 100 Index	415	Jun-2019	38,823	37,404	3
Hang Seng Index	318	Jun-2019	54,693	54,180	(575)
S&P TSX 60 Index	264	Jun-2019	38,111	37,533	(271)
SPI 200 Index	250	Jun-2019	27,537	27,723	792
TOPIX Index	402	Jun-2019	57,578	55,760	(3,291)
			$308,722	$303,947	$(3,230)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2019 is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/10/19	IDR	2,175,448	USD	151	$(1)
Morgan Stanley	06/17/19	USD	1,458	EUR	1,295	(13)
Morgan Stanley	06/17/19	USD	2,430	JPY	267,105	33
Morgan Stanley	07/29/19	EUR	20,274	USD	22,734	36
Morgan Stanley	07/29/19	GBP	25,849	USD	33,437	770
RBS	06/17/19 - 09/13/19	EUR	32,757	USD	36,927	337
RBS	06/17/19	JPY	267,105	USD	2,442	(21)

						$1,141

Percentages are based on a Net Assets of $8,327,272 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2019.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019, was $294,466 ($ Thousands).

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2019, the value of these securities amounted to $89,004 ($ Thousands), representing 1.1% of the net assets of the Fund.

(C)	There is currently no rate available.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $308,147 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

EUR — Euro

FTSE— Financial Times and Stock Exchange

GBP — British Pound Sterling

IDR — Indonesian Rupiah

JPY — Japanese Yen

Ltd — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

Ser — Series

SPI — Share Price Index

TOPIX — Tokyo Stock Exchange

TSX — Toronto Stock Exchange

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$7,508,874	$225,559	$–	$7,734,433
Preferred Stock	28,984	3,760	–	32,744
Affiliated Partnership	–	308,147	–	308,147
Cash Equivalent	296,413	–	–	296,413

Total Investments in Securities	$7,834,271	$537,466	$–	$8,371,737

SEI Institutional Investments Trust / Annual Report / May 31, 2019	85

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

World Equity Ex-US Fund (Concluded)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$907	$–	$–	$907
Unrealized Depreciation	(4,137)	–	–	(4,137)
Forwards Contracts*
Unrealized Appreciation	–	1,176	–	1,176
Unrealized Depreciation	–	(35)	–	(35)

Total Other Financial Instruments	$(3,230)	$1,141	$–	$(2,089)

* Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$359,951	$2,198,410	$(2,250,392)	$189	$(11)	$308,147	308,142,925	$3,558	$—
SEI Daily Income Trust, Government Fund, Cl F	198,759	809,253	(711,599)	—	—	296,413	296,412,773	5,363	—

Totals	$558,710	$3,007,663	$(2,961,991)	$189	$(11)	$604,560	604,555,698	$8,921	$—

The accompanying notes are an integral part of the financial statements.

86	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Screened World Equity Ex-US Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.8%

Argentina — 1.0%
MercadoLibre Inc *	1.0%	1,771	$1,010
Other Securities	0.0		27
			1,037

Australia — 3.1%
BHP Group Ltd	0.6	21,727	569
BHP Group Ltd ADR	0.3	5,471	284
Cochlear Ltd	0.5	3,625	503
Other Securities ‡	1.7		1,703
			3,059

Austria — 1.7%
Erste Group Bank AG	0.6	16,713	591
Other Securities	1.1		1,045
			1,636

Brazil — 1.5%
Banco Bradesco SA ADR	0.4	46,174	432
Other Securities	1.1		1,050
			1,482

Canada — 5.6%
Bank of Montreal	0.6	7,700	559
Constellation Software Inc/Canada	0.9	1,028	890
Royal Bank of Canada	0.7	8,700	654
Tencent Music Entertainment Group ADR *	0.1	10,335	137
Toronto-Dominion Bank/The	0.8	13,900	760
Other Securities	2.5		2,518
			5,518

Chile — 0.3%
Other Securities	0.3		281

China — 2.9%
Alibaba Group Holding Ltd ADR *	0.7	4,665	696

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

China (continued)
Ping An Insurance Group Co of China Ltd, Cl H	0.5%	47,000	$519
Other Securities	1.7		1,650
			2,865

Colombia — 0.5%
Other Securities	0.5		460

Czech Republic — 0.2%
Other Securities	0.2		191

Denmark — 1.9%
Novo Nordisk A/S, Cl B	0.8	15,896	746
Other Securities	1.1		1,104
			1,850

Egypt — 0.0%
Other Securities	0.0		10

Finland — 1.6%
Neste OYJ	0.5	14,692	495
Other Securities	1.1		1,081
			1,576

France — 5.4%
Edenred	0.9	18,955	864
Safran SA	0.7	4,961	651
Other Securities	3.8		3,796
			5,311

Germany — 4.8%
Deutsche Boerse AG	0.7	4,818	664
MTU Aero Engines AG	0.6	2,549	550
SAP SE	0.7	5,753	708
Other Securities	2.8		2,832
			4,754

Greece — 0.3%
Other Securities	0.3		272

Hong Kong — 4.5%
AIA Group Ltd	0.7	75,000	705
Hong Kong Exchanges & Clearing Ltd	0.7	20,100	639
Industrial & Commercial Bank of China Ltd, Cl H	0.5	730,000	521
Tencent Holdings Ltd	0.6	14,800	615
Other Securities	2.0		1,985
			4,465

SEI Institutional Investments Trust / Annual Report / May 31, 2019	87

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Screened World Equity Ex-US Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Hungary — 0.2%
Other Securities	0.2%		$170

India — 1.8%
HDFC Bank Ltd ADR	0.5	3,967	493
Housing Development Finance Corp Ltd	0.5	15,857	497
Other Securities	0.8		786
			1,776

Indonesia — 0.4%
Other Securities	0.4		415

Ireland — 2.3%
ICON PLC *	1.5	10,403	1,473
Other Securities	0.8		786
			2,259

Israel — 2.0%
Check Point Software Technologies Ltd *	0.9	7,807	861
Nice Ltd *	0.5	3,700	514
Nice Ltd ADR *	0.2	1,070	150
Other Securities	0.4		460
			1,985

Italy — 1.4%
Other Securities	1.4		1,419

Japan — 11.3%
Denso Corp	0.7	16,600	642
Japan Exchange Group Inc	0.7	41,800	648
KDDI Corp	0.6	24,000	616
Okinawa Cellular Telephone Co	0.0	700	22
Secom Co Ltd	0.8	8,600	736
SoftBank Group Corp	0.8	7,900	746
Sony Corp	0.7	13,900	673
Other Securities	7.0		7,132
			11,215

Malaysia — 0.4%
Other Securities	0.4		423

Mexico — 0.5%
Other Securities	0.5		511

Netherlands — 2.6%
Heineken NV	0.5	4,801	503
Other Securities	2.1		2,071
			2,574

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

New Zealand — 0.2%
Other Securities	0.2%		$176

Norway — 2.1%
DNB ASA	0.5	30,516	517
Equinor ASA	0.3	16,565	317
Equinor ASA ADR	0.4	21,712	416
Other Securities	0.9		833
			2,083

Panama — 0.3%
Other Securities	0.3		322

Peru — 0.4%
Other Securities	0.4		361

Philippines — 0.0%
Other Securities	0.0		42

Poland — 0.1%
Other Securities	0.1		139

Portugal — 0.1%
Other Securities	0.1		127

Qatar — 0.1%
Other Securities	0.1		139

Russia — 0.7%
Other Securities	0.7		661

Singapore — 1.6%
DBS Group Holdings Ltd	0.7	40,500	715
Other Securities	0.9		899
			1,614

South Africa — 1.4%
Other Securities	1.4		1,412

South Korea — 2.6%
Samsung Electronics Co Ltd	1.3	35,919	1,282
Other Securities	1.3		1,339
			2,621

Spain — 1.9%
Amadeus IT Group SA, Cl A	0.8	9,913	755
Other Securities	1.1		1,124
			1,879

88	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Sweden — 1.9%
Atlas Copco AB, Cl A	0.4%	13,772	$370
Atlas Copco AB, Cl B	0.4	16,936	410
Other Securities	1.1		1,089
			1,869

Switzerland — 5.0%
Credit Suisse Group AG	0.3	22,065	250
Credit Suisse Group AG ADR	0.3	25,816	291
Nestle SA	1.0	10,130	1,003
Novartis AG	0.3	2,790	239
Novartis AG ADR	0.6	7,038	603
Roche Holding AG	1.5	5,612	1,468
Other Securities	1.0		1,056
			4,910

Taiwan — 2.5%
Taiwan Semiconductor Manufacturing Co Ltd	0.7	90,000	670
Taiwan Semiconductor Manufacturing Co Ltd ADR	0.9	22,208	852
Other Securities	0.9		934
			2,456

Thailand — 1.1%
Other Securities	1.1		1,103
			1,103

Turkey — 0.9%
Other Securities	0.9		902

United Kingdom — 10.9%
BHP Group PLC	0.2	8,090	182
Diageo PLC	0.7	17,203	721
HSBC Holdings PLC	0.7	81,899	666
Rio Tinto PLC	0.9	16,374	936
Rio Tinto PLC ADR	0.5	7,897	457
Unilever NV	0.9	14,122	850
Other Securities	7.0		6,977
			10,789

United States — 2.8%
Everest Re Group Ltd	0.5	2,039	505
Other Securities	2.3		2,227
			2,732

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United States (continued)

Total Common Stock (Cost $87,238) ($ Thousands)			$93,851

PREFERRED STOCK (A)— 0.8%

Brazil — 0.6%
Banco Bradesco SA	0.2%	17,860	168
Other Securities	0.4		422
			590

Germany — 0.1%
Other Securities	0.1		95

Spain — 0.1%
Other Securities	0.1		69

Total Preferred Stock (Cost $735) ($ Thousands)			754

CASH EQUIVALENT — 2.3%
SEI Daily Income Trust, Government Fund, Cl F
2.190% **†	2.3	2,275,650	2,276

Total Cash Equivalent (Cost $2,276) ($ Thousands)			2,276

Total Investments in Securities —97.9% (Cost $90,249)($ Thousands)			$96,881

SEI Institutional Investments Trust / Annual Report / May 31, 2019	89

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Screened World Equity Ex-US Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Euro Stoxx 50	21	Jun-2019	$786	$766	$(15)
FTSE 100 Index	5	Jun-2019	459	451	(7)
Hang Seng Index	2	Jun-2019	344	341	(4)
S&P TSX 60 Index	2	Jun-2019	288	284	(3)
SPI 200 Index	3	Jun-2019	332	333	–
TOPIX Index	3	Jun-2019	421	416	(9)

			$2,630	$2,591	$(38)

Percentages are based on a Net Assets of $98,969 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

FTSE — Financial Times and Stock Exchange

Ltd. — Limited

PLC — Public Limited Company

SPI — Share Price Index

S&P — Standard and Poor

TOPIX — Tokyo Price Index

TSX — Toronto Stock Exchange

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$91,125	$2,726	$–	$93,851
Preferred Stock	685	69	–	754
Cash Equivalent	2,276	–	–	2,276

Total Investments in Securities	$94,086	$2,795	$–	$96,881

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$–	$–	$–	$–
Unrealized Depreciation	(38)	–	–	(38)

Total Other Financial Instruments	$(38)	$–	$–	$(38)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$4,361	$14,836	$(16,921)	$—	$—	$2,276	2,275,650	$94	$—

The accompanying notes are an integral part of the financial statements.

90	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

World Select Equity Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.2%

Argentina — 0.1%
Other Securities	0.1%		$804

Australia — 0.5%
Other Securities ‡	0.5		5,105

Austria — 0.2%
Other Securities	0.2		1,964

Belgium — 0.2%
Other Securities	0.2		1,542

Bermuda — 0.0%
Other Securities	0.0		56

Brazil — 0.5%
Other Securities	0.5		4,919

Canada — 2.0%
Canadian National Railway Co	0.7	81,469	7,221
Other Securities	1.3		12,469

			19,690

China — 1.1%
Other Securities	1.1		10,395

Colombia — 0.0%
Other Securities	0.0		203

Croatia — 0.0%
Other Securities	0.0		285

Czech Republic — 0.1%
Other Securities	0.1		863

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Denmark — 0.4%
Other Securities	0.4%		$3,808

Estonia — 0.0%
Other Securities	0.0		354

Finland — 0.5%
Other Securities	0.5		5,202

France — 3.3%
Other Securities ‡	3.3		32,404

Germany — 1.5%
MTU Aero Engines AG	0.6	24,240	5,230
Other Securities	0.9		9,121

			14,351

Greece — 0.0%
Other Securities	0.0		473

Hong Kong — 1.0%
Other Securities ‡	1.0		10,310

Hungary — 0.2%
Other Securities	0.2		1,492

India — 0.7%
Other Securities	0.7		6,799

Indonesia — 0.1%
Other Securities	0.1		960

Israel — 0.2%
Other Securities	0.2		1,856

Italy — 0.7%
Other Securities	0.7		6,518

Japan — 17.6%
Asahi Group Holdings Ltd	0.9	197,414	8,686
Central Japan Railway Co	0.4	20,524	4,281
Daito Trust Construction Co Ltd	0.9	70,541	9,183
Honda Motor Co Ltd	0.5	202,300	4,939
JFE Holdings Inc	0.5	341,600	4,744
KDDI Corp	0.5	202,200	5,193
Mazda Motor Corp	0.5	495,000	4,839
Nippon Steel Corp	0.5	313,100	5,209
Nippon Telegraph & Telephone Corp	1.6	348,567	15,622
Nissan Motor Co Ltd	0.5	757,300	5,124
Nomura Holdings Inc	0.5	1,520,800	4,795
Sumitomo Electric Industries Ltd	0.5	427,600	5,165

SEI Institutional Investments Trust / Annual Report / May 31, 2019	91

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

World Select Equity Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Japan (continued)
Sumitomo Mitsui Financial Group Inc	0.5%	151,100	$5,265
Sumitomo Mitsui Trust Holdings Inc	0.6	148,400	5,447
Other Securities ‡	8.7		85,106

			173,598

Luxembourg — 0.3%
Other Securities	0.3		2,637

Malaysia — 0.2%
Other Securities	0.2		1,701

Mexico — 0.1%
Other Securities	0.1		1,216

Netherlands — 1.3%
Royal Dutch Shell PLC, Cl A	0.4	142,900	4,436
Other Securities	0.9		8,763

			13,199

New Zealand — 0.1%
Other Securities	0.1		1,358

Nigeria — 0.0%
Other Securities	0.0		230

Norway — 0.1%
Other Securities	0.1		535

Philippines — 0.1%
Other Securities	0.1		1,060

Poland — 0.6%
Other Securities	0.6		6,197

Puerto Rico — 0.0%
Other Securities	0.0		359

Qatar — 0.0%
Other Securities	0.0		446

Romania — 0.5%
Other Securities	0.5		5,241

Russia — 1.1%
Other Securities	1.1		10,568

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Singapore — 0.5%
Other Securities ‡	0.5%		$5,408

Slovenia — 0.3%
Other Securities	0.3		2,524

South Africa — 0.4%
Other Securities ‡	0.4		4,378

South Korea — 1.8%
Samsung Electronics Co Ltd GDR	0.8	8,852	7,898
Other Securities	1.0		9,965

			17,863

Spain — 0.5%
Other Securities	0.5		4,554

Sweden — 0.3%
Other Securities	0.3		3,201

Switzerland — 1.4%
Other Securities	1.4		13,464

Taiwan — 0.9%
Other Securities	0.9		8,567

Thailand — 0.3%
Other Securities	0.3		3,124

Turkey — 0.3%
Other Securities	0.4		3,445

United Kingdom — 5.7%
BP PLC	0.5	721,200	4,910
GlaxoSmithKline PLC	0.5	252,700	4,864
Next PLC	1.0	130,903	9,507
Other Securities ‡	3.7		36,877

			56,158

United States — 47.5%
Advance Auto Parts Inc	0.5	28,601	4,433
Aflac Inc	1.2	237,659	12,192
Ally Financial Inc	0.9	290,780	8,395
American International Group Inc	0.6	121,000	6,179
AmerisourceBergen Corp, Cl A	0.5	63,800	4,967
Aptiv PLC *	0.4	61,655	3,948
AT&T Inc	0.8	264,685	8,094
AutoZone Inc *	0.7	6,299	6,470
Bank of America Corp	0.5	172,400	4,586
Cigna Corp	0.6	42,171	6,242
Eli Lilly & Co	0.7	61,991	7,187
General Motors Co	0.8	235,193	7,841

92	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United States (continued)
Gentex Corp	0.6%	256,243	$5,473
Goldman Sachs Group Inc/The	0.9	49,104	8,961
Intel Corp	1.0	228,459	10,061
International Business Machines Corp	0.7	51,100	6,489
Johnson & Johnson	0.5	39,850	5,226
Kohl’s Corp	0.8	159,527	7,868
Kroger Co/The	0.5	233,844	5,334
Lincoln National Corp	0.5	80,000	4,756
Merck & Co Inc	1.0	120,469	9,542
MSC Industrial Direct Co Inc, Cl A	0.5	63,500	4,487
O’Reilly Automotive Inc *	0.8	20,792	7,722
Packaging Corp of America	0.9	95,646	8,520
Parker-Hannifin Corp	0.9	59,434	9,053
Reliance Steel & Aluminum Co	0.5	59,100	4,921
Southwest Airlines Co	1.0	205,085	9,762
Union Pacific Corp	0.8	48,075	8,018
UnitedHealth Group Inc	1.1	44,371	10,729
Other Securities ‡	26.3		259,237

			466,693

Total Common Stock (Cost $993,799) ($ Thousands)			938,077

EXCHANGE TRADED FUND — 0.2%
Other Securities	0.2		1,575
Total Exchange Traded Fund (Cost $1,810) ($ Thousands)			1,575

PREFERRED STOCK(A) — 0.1%

Brazil — 0.1%
Other Securities	0.1		1,212

Germany — 0.0%
Other Securities	0.0		21

Total Preferred Stock (Cost $1,281) ($ Thousands)			1,233

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Government Fund, Cl F
2.190% **†	1.4	13,997,659	13,998

Total Cash Equivalent (Cost $13,998) ($ Thousands)			13,998

Total Investments in Securities — 96.9% (Cost $1,010,888) ($ Thousands)			$954,883

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

PURCHASED OPTIONS* — 0.0%

Total Purchased Options(B) (Premiums Received $349) ($ Thousands)			$293

SEI Institutional Investments Trust / Annual Report / May 31, 2019	93

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

World Select Equity Fund (Continued)

A list of the open option contracts held by the Fund at May 31, 2019 is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
June 19 Call AUD Put JPY*	20,891,160	$1,568,007	$75.35	06/06/19	$95
June 19 Call USD Put JPY*	26,113,950	2,826,835	109.12	06/04/19	61
June 19 Put AUD Call USD*	20,891,160	14,478	0.69	06/05/19	8
June 19 Put EUR Call USD*	31,336,740	34,991	1.11	06/11/19	75
June 19 Put EUR Call USD*	15,668,370	17,495	1.11	06/10/19	41
June 19 Put EUR Call USD*	10,445,580	11,663	1.11	06/10/19	13

Total Purchased Options		$4,473,469			$293

A list of the open futures contracts held by the Fund at May 31, 2019 is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Euro Stoxx 50	291	Jun-2019	$11,112	$10,620	$(445)
FTSE 100 Index	56	Jun-2019	5,339	5,047	(160)
Hang Seng Index	37	Jun-2019	6,364	6,304	(67)
MSCI Emerging Markets	(273)	Jun-2019	(14,470)	(13,653)	817
MSCI Singapore Index	81	Jun-2019	2,063	2,054	(18)
OMX Stockholm 30	178	Jun-2019	2,956	2,824	(161)
S&P 500 Index E-MINI	538	Jun-2019	75,015	74,045	(970)
S&P TSX 60 Index	111	Jun-2019	15,717	15,781	188
SPI 200 Index	100	Jun-2019	10,996	11,089	365
TOPIX Index	(625)	Jun-2019	(89,369)	(86,691)	5,041

			$25,723	$27,420	$4,590

A list of the open forward foreign currency contracts held by the Fund at May 31, 2019 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/10/19	USD	88	TRY	514	$—

Brown Brothers Harriman	06/10/19	IDR	450,359	USD	31	—

Brown Brothers Harriman	06/21/19	USD	21	NZD	32	—

Brown Brothers Harriman	06/21/19	USD	763	NZD	1,170	(1)

Brown Brothers Harriman	06/21/19	NZD	2,158	USD	1,408	2

Brown Brothers Harriman	06/21/19	NZD	56	USD	36	—

Brown Brothers Harriman	06/21/19	USD	2,307	NOK	20,223	5

Brown Brothers Harriman	06/21/19	USD	37	NOK	318	—

Brown Brothers Harriman	06/21/19	SGD	81	USD	59	—

Brown Brothers Harriman	06/21/19	SGD	4,100	USD	2,978	(2)

Brown Brothers Harriman	06/21/19	USD	4,237	SGD	5,834	3

Brown Brothers Harriman	06/21/19	USD	38	SGD	52	—

Brown Brothers Harriman	06/21/19	USD	42	DKK	283	—

94	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/21/19	USD	5,790	DKK	38,652	$(12)

Brown Brothers Harriman	06/21/19	AUD	36	USD	25	—

Brown Brothers Harriman	06/21/19	AUD	9,009	USD	6,203	(41)

Brown Brothers Harriman	06/21/19	NOK	327	USD	38	—

Brown Brothers Harriman	06/21/19	NOK	10,884	USD	1,242	(3)

Brown Brothers Harriman	06/21/19	USD	13,043	HKD	102,324	10

Brown Brothers Harriman	06/21/19	USD	11	HKD	90	—

Brown Brothers Harriman	06/21/19	CHF	394	USD	394	2

Brown Brothers Harriman	06/21/19	CHF	14,179	USD	14,057	(67)

Brown Brothers Harriman	06/21/19	USD	22,035	AUD	32,024	162

Brown Brothers Harriman	06/21/19	USD	148	AUD	214	—

Brown Brothers Harriman	06/21/19	HKD	20	USD	3	—

Brown Brothers Harriman	06/21/19	HKD	26,631	USD	3,394	(3)

Brown Brothers Harriman	06/21/19	CAD	27,618	USD	20,529	89

Brown Brothers Harriman	06/21/19	CAD	454	USD	336	—

Brown Brothers Harriman	06/21/19	USD	28,527	CHF	28,781	141

Brown Brothers Harriman	06/21/19	USD	287	CHF	287	(1)

Brown Brothers Harriman	06/21/19	DKK	28,821	USD	4,318	9

Brown Brothers Harriman	06/21/19	DKK	553	USD	83	—

Brown Brothers Harriman	06/21/19	USD	116	CAD	157	—

Brown Brothers Harriman	06/21/19	USD	33,039	CAD	44,449	(143)

Brown Brothers Harriman	06/21/19	GBP	45,145	USD	57,557	612

Brown Brothers Harriman	06/21/19	GBP	335	USD	422	(1)

Brown Brothers Harriman	06/21/19	USD	347	GBP	275	—

Brown Brothers Harriman	06/21/19	USD	57,843	GBP	45,318	(617)

Brown Brothers Harriman	06/21/19	USD	84,504	JPY	9,268,924	994

Brown Brothers Harriman	06/21/19	EUR	88,476	USD	98,980	247

Brown Brothers Harriman	06/21/19	EUR	615	USD	685	(1)

Brown Brothers Harriman	06/21/19	USD	865	EUR	777	1

Brown Brothers Harriman	06/21/19	USD	101,818	EUR	91,011	(257)

Brown Brothers Harriman	06/21/19	JPY	20,769,010	USD	189,258	(2,319)

Brown Brothers Harriman	06/24/19	USD	8,445	SEK	81,165	98

Brown Brothers Harriman	06/24/19	USD	6	SEK	57	—

Brown Brothers Harriman	06/24/19	SEK	67	USD	7	—

Brown Brothers Harriman	06/24/19	SEK	38,587	USD	4,016	(46)

Standard Chartered	06/07/19	USD	18,802	KRW	22,291,070	(82)

Standard Chartered	06/07/19	KRW	21,906,880	USD	18,802	405

						$(816)

Percentages are based on Net Assets of $985,177 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	There is currently no rate available.

(B)	Refer to table below for details on Options Contracts.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE— Financial Times and Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

IDR — Indonesian Rupiah

JPY — Japanese Yen

KRW — Korean Won

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NOK — Norwegian Krone

SEI Institutional Investments Trust / Annual Report / May 31, 2019	95

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

World Select Equity Fund (Concluded)

NZD — New Zealand Dollar

PLC — Public Limited Company

S&P— Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TOPIX — Tokyo Price Index

TRY — Turkish Lira

TSX — Toronto Stock Exchange

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$936,479	$1,598	$–	$938,077
Exchange-Traded Fund	1,575	–	–	1,575
Preferred Stock	1,233	–	–	1,233
Cash Equivalent	13,998	–	–	13,998

Total Investments in Securities	$953,285	$1,598	$–	$954,883

Other Financial Instruments	Level 1	Level 2		Level 3	Total
Purchased Options	$293	$–		$–	$293
Futures Contracts*
Unrealized Appreciation	6,411	–		–	6,411
Unrealized Depreciation	(1,821)	–		–	(1,821)
Forwards Contracts*
Unrealized Appreciation	–	2,780		–	2,780
Unrealized Depreciation	–	(3,596)		–	(3,596)

Total Other Financial Instruments	$4,883		$(816)	$–	$4,067

* Futures contracts and Forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$14,640	$276,637	$(277,279)	$ —	$ —	$13,998	13,997,659	$403	$ —

The accompanying notes are an integral part of the financial statements.

96	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Equity Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 86.1%

Argentina — 2.4%
Grupo Financiero Galicia SA ADR	0.4%	167,509	$4,290
MercadoLibre Inc *	0.7	11,602	6,619
Other Securities	1.3		13,536
			24,445

Bangladesh — 0.5%
BRAC Bank Ltd *	0.4	4,557,273	3,482
Other Securities	0.1		1,072
			4,554

Botswana — 0.0%
Other Securities	0.0		222

Brazil — 3.6%
Banco do Brasil SA	0.4	315,400	4,162
Other Securities	3.2		32,087
			36,249

Canada — 0.8%
Other Securities	0.8		7,953

Chile — 0.7%
Other Securities	0.7		7,349

China — 9.5%
Alibaba Group Holding Ltd ADR *	1.8	124,107	18,524
China Construction Bank Corp, Cl H	1.3	15,993,000	12,647
China Mobile Ltd	0.2	211,000	1,842
China Mobile Ltd ADR	0.3	58,409	2,559
Ping An Insurance Group Co of China Ltd, Cl A	0.0	34,300	392

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

China (continued)
Ping An Insurance Group Co of China Ltd, Cl H	0.6%	562,000	$6,207
Other Securities	5.3		53,114
			95,285

Colombia — 0.7%
Other Securities	0.7		6,683

Columbia — 0.1%
Other Securities	0.1		1,356

Czech Republic — 0.3%
Other Securities	0.3		2,610

Egypt — 0.6%
Commercial International Bank Egypt SAE	0.3	650,159	2,781
Commercial International Bank Egypt SAE GDR	0.2	413,071	1,636
Other Securities	0.1		1,855
			6,272

Ghana — 0.0%
Other Securities	0.0		219

Greece — 0.8%
National Bank of Greece SA *	0.3	1,316,104	3,473
Other Securities	0.5		4,580
			8,053

Hong Kong — 9.0%
AIA Group Ltd	0.6	612,440	5,753
Anhui Conch Cement Co Ltd, Cl H	0.4	736,500	4,302
Bank of China Ltd, Cl H	0.5	12,982,000	5,381
CNOOC Ltd	0.5	3,226,000	5,258
Tencent Holdings Ltd	2.3	556,828	23,152
Other Securities	4.7		46,871
			90,717

Hungary — 0.3%
Other Securities	0.3		2,766

India — 7.9%
HDFC Bank Ltd ADR	0.7	59,776	7,422
Hindustan Unilever Ltd	0.4	174,179	4,470
Other Securities	6.8		67,776
			79,668

SEI Institutional Investments Trust / Annual Report / May 31, 2019	97

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Equity Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Indonesia — 2.6%
Bank Rakyat Indonesia Persero Tbk PT	0.1%	4,885,700	$1,404
PP Persero Tbk PT	0.1	6,195,000	855
Semen Indonesia Persero Tbk PT	0.1	1,334,400	1,080
Telekomunikasi Indonesia Persero Tbk PT ADR	0.2	71,257	1,922
Other Securities	2.1		20,497
			25,758

Ivory Coast — 0.1%
Other Securities	0.1		941

Kenya — 0.6%
Other Securities	0.6		6,351

Kuwait — 0.8%
National Bank of Kuwait SAKP	0.5	1,672,742	5,326
Other Securities	0.3		2,565
			7,891

Malaysia — 0.7%
Other Securities	0.7		6,625

Mauritius — 0.1%
Other Securities	0.1		1,332

Mexico — 2.2%
Wal-Mart de Mexico SAB de CV	0.4	1,598,590	4,495
Other Securities	1.8		18,194
			22,689

Morocco — 0.3%
Other Securities	0.3		3,167

Netherlands — 0.1%
Other Securities	0.1		1,261

Nigeria — 0.5%
Other Securities	0.5		4,929

Oman — 0.1%
Other Securities	0.1		1,056

Pakistan — 0.1%
Other Securities	0.1		1,219

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Panama — 0.3%
Other Securities	0.3%		$2,580

Peru — 1.4%
Credicorp Ltd	1.0	47,152	10,552
Other Securities	0.4		3,375
			13,927

Philippines — 3.8%
Alliance Global Group Inc	0.4	13,390,980	4,005
Ayala Corp	0.5	261,799	4,612
BDO Unibank Inc	0.5	1,803,544	4,772
Emperador Inc *	0.1	5,808,500	854
Robinsons Land Corp	0.6	11,904,032	5,934
Other Securities	1.7		17,704
			37,881

Poland — 1.0%
Other Securities	1.0		10,175

Qatar — 0.1%
Other Securities	0.1		1,274

Romania — 0.2%
Other Securities	0.2		2,421

Russia — 2.9%
Gazprom PJSC ADR	0.5	719,070	4,724
LUKOIL PJSC ADR	0.7	82,932	6,667
Sberbank of Russia PJSC ADR	0.7	467,775	6,750
Yandex NV, Cl A *	0.7	184,169	6,615
Other Securities	0.3		4,016
			28,772

Singapore — 0.1%
Other Securities	0.1		1,044

South Africa — 2.5%
Other Securities	2.5		25,673

South Korea — 8.5%
Douzone Bizon Co Ltd	0.4	82,569	4,548
KB Financial Group Inc	0.4	106,367	3,912
NCSoft Corp	0.4	9,662	3,870
Samsung Electronics Co Ltd	1.9	528,445	18,859
SK Telecom Co Ltd	0.5	21,846	4,595
Other Securities	4.9		50,340
			86,124

98	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Spain — 0.1%
Other Securities	0.1%		$1,519

Sri Lanka — 0.2%
Other Securities	0.2		2,136

Taiwan — 7.1%
Asia Cement Corp	0.4	2,547,000	3,634
Taiwan Semiconductor Manufacturing Co Ltd	0.7	953,000	7,099
Taiwan Semiconductor Manufacturing Co Ltd ADR	1.7	443,573	17,011
Other Securities	4.3		43,619
			71,363

Thailand — 3.3%
CP ALL PCL	0.4	1,643,800	4,142
Minor International PCL	0.1	804,000	984
Minor International PCL NVDR	0.4	3,184,436	3,899
Other Securities	2.4		24,456
			33,481

Turkey — 0.7%
Other Securities	0.7		6,681

United Arab Emirates — 1.7%
Emaar Development PJSC	0.5	5,237,801	5,587
Emaar Properties PJSC	0.5	3,979,050	4,834
Other Securities	0.7		6,387
			16,808

United Kingdom — 4.2%
Halyk Savings Bank of Kazakhstan JSC GDR	0.7	633,079	7,312
NAC Kazatomprom JSC GDR *	0.4	264,058	4,027
Network International Holdings PLC *	0.6	884,709	6,200
Tullow Oil PLC	0.4	1,584,638	3,994
Vivo Energy PLC	0.4	2,580,515	4,105
Wizz Air Holdings PLC *	0.4	107,380	4,242
Other Securities	1.3		12,299
			42,179

United States — 0.7%
Other Securities	0.7		6,875

Vietnam — 1.9%
Vietnam Dairy Products JSC	0.4	666,904	3,688
Vincom Retail JSC	0.3	2,186,159	3,249
Vinhomes JSC *	0.1	454,337	1,591
Other Securities	1.1		10,679
			19,207

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Vietnam (continued)

Total Common Stock (Cost $808,091) ($ Thousands)			$867,740

		Number of Warrants

WARRANTS * — 2.6%

China — 0.1%
Other Securities	0.1%		815

Egypt — 0.2%
Emaar Misr for Development SAE, Expires 02/10/22	0.2	9,394	1,706

India — 0.4%
Other Securities	0.4		3,883

Kuwait — 0.4%
National Bank of Kuwait SAKP, Expires 01/16/20	0.4	1,329	4,211

Luxembourg — 0.5%
Emirates NBD PJSC, Expires 01/03/22	0.1	378	1,130
Mouwasat Medical Services Co, Expires 12/09/21	0.2	108	2,456
Palm Hills Developments SAE, Expires 12/16/21	0.2	14,825	2,150
			5,736

Pakistan — 0.2%
Other Securities	0.2		1,751

Thailand — 0.0%
Other Securities	0.0		–

United States — 0.6%
FPT Corp, Expires 03/31/21	0.4	2,249	4,193
Other Securities	0.2		1,769
			5,962

Vietnam — 0.2%
Other Securities	0.2		2,289

SEI Institutional Investments Trust / Annual Report / May 31, 2019	99

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Equity Fund (Concluded)

Description	Percentage of Net Assets (%)	Number of Warrants	Market Value ($ Thousands)

WARRANTS (continued)

Total Warrants (Cost $22,463) ($ Thousands)			$26,353

		Shares

PREFERRED STOCK (A) — 1.9%

Brazil — 1.2%
Itausa - Investimentos Itau SA	0.6%	1,772,969	5,603
Other Securities	0.6		6,459
			12,062

Colombia — 0.6%
Banco Davivienda SA	0.6	576,917	6,532
Other Securities	0.0		310
			6,842

South Korea — 0.1%
Samsung Electronics Co Ltd	0.1	27,682	809

Total Preferred Stock (Cost $15,837) ($ Thousands)			19,713

		Number of Participation Notes

PARTICIPATION NOTES * — 0.9%

Luxembourg — 0.1%
Other Securities	0.1		1,193

Description	Percentage of Net Assets (%)	Number of Participation Notes	Market Value ($ Thousands)

PARTICIPATION NOTES (continued)

Saudi Arabia — 0.4%
Other Securities	0.4%		$3,703

United Kingdom — 0.4%
Other Securities	0.4		4,095

Total Participation Notes (Cost $8,991) ($ Thousands)			8,991

EXCHANGE TRADED FUND — 0.2%
Other Securities	0.2		2,189
Total Exchange Traded Fund (Cost $2,216) ($ Thousands)			2,189

		Shares

CASH EQUIVALENT — 5.1%
SEI Daily Income Trust, Government Fund, Cl F
2.190% **†	5.1	51,118,141	51,118

Total Cash Equivalent (Cost $51,118) ($ Thousands)			51,118

Total Investments in Securities — 96.8% (Cost $908,716) ($ Thousands)			$976,104

A list of the open futures contracts held by the Fund at May 31, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
MSCI Emerging Markets	1,211	Jun-2019	$61,737	$60,562	$(1,175)

Percentages are based on a Net Assets of $1,007,905 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2019.

†	Investment in Affiliated Security (see Note 6).

(A)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint Stock Company

PJSC — Public Joint Stock Company

PLC — Public Limited Company

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

100	SEI Institutional Investments Trust / Annual Report / May 31, 2019

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$832,867	$34,873	$–	$867,740
Warrants	20,225	6,128	–	26,353
Preferred Stock	19,713	–	–	19,713
Participation Notes	–	8,991	–	8,991
Exchange Traded Fund	2,189	–	–	2,189
Cash Equivalent	51,118	–	–	51,118

Total Investments in Securities	$926,112	$49,992	$–	$976,104

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(1,175)	$–	$–	$(1,175)

Total Other Financial Instruments	$(1,175)	$–	$–	$(1,175)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$6,520	$173,338	$(128,740)	$ —	$ —	$51,118	51,118,141	$500	$ —

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	101

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 41.9%

Agency Mortgage-Backed Obligations — 2.8%
FHLMC ARM
5.401%, VAR ICE LIBOR USD 12 Month+2.470%, 03/01/2036	$1,003	$1,070
4.349%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.250%, 06/01/2035	901	947
FHLMC CMO, Ser 2007-3311, Cl FN
2.740%, VAR LIBOR USD 1 Month+0.300%, 05/15/2037	433	433
FHLMC CMO, Ser 2011-3891, Cl BF
2.990%, VAR LIBOR USD 1 Month+0.550%, 07/15/2041	959	964
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2011-K010, Cl A1
3.320%, 07/25/2020	7	7
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2017-KT01, Cl A
2.757%, VAR LIBOR USD 1 Month+0.320%, 02/25/2020	255	255
FHLMC Multifamily Structured Pass-Through Certificates, Ser K011, Cl X1, IO
0.174%, 11/25/2020 (A)	98,271	293
FHLMC Multifamily Structured Pass-Through Certificates, Ser K018, Cl X1, IO
1.338%, 01/25/2022 (A)	13,679	378
FHLMC Multifamily Structured Pass-Through Certificates, Ser K028, Cl X1, IO
0.289%, 02/25/2023 (A)	145,614	1,299

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2010-83, Cl BA
5.000%, 08/25/2040	$306	$323
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
4.080%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	572	575
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M3
6.230%, VAR ICE LIBOR USD 1 Month+3.800%, 03/25/2025	678	708
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA1, Cl M1
3.630%, VAR ICE LIBOR USD 1 Month+1.200%, 08/25/2029	4,185	4,200
FNMA
6.000%, 10/01/2039 to 04/01/2040	515	578
6.000%, 09/01/2039 (B)	28	32
4.500%, 10/01/2024	830	854
3.000%, 05/01/2022	989	1,004
3.000%, 12/01/2030 (B)	778	790
FNMA ARM
4.828%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.332%, 04/01/2034	563	593
4.680%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.186%, 10/01/2024 to 07/01/2036	946	996
4.620%, VAR ICE LIBOR USD 12 Month+1.872%, 10/01/2033	249	261
4.592%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.139%, 10/01/2033	500	524
4.559%, VAR ICE LIBOR USD 12 Month+1.770%, 10/01/2033	230	241
4.557%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.207%, 05/01/2035	340	358
4.550%, VAR ICE LIBOR USD 12 Month+1.675%, 04/01/2033	188	197
4.527%, VAR ICE LIBOR USD 12 Month+1.777%, 09/01/2034	494	519
4.463%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.242%, 08/01/2034	883	929
4.425%, VAR ICE LIBOR USD 12 Month+1.565%, 05/01/2034 to 05/01/2037	1,124	1,173
4.401%, VAR ICE LIBOR USD 6 Month+1.581%, 07/01/2034	210	217
4.367%, VAR ICE LIBOR USD 12 Month+1.609%, 06/01/2035	375	391
4.327%, VAR ICE LIBOR USD 12 Month+1.561%, 06/01/2035	284	296

102	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
4.246%, VAR ICE LIBOR USD 6 Month+1.431%, 03/01/2035	$725	$746
4.244%, VAR ICE LIBOR USD 12 Month+1.490%, 10/01/2035	672	701
FNMA CMO, Ser 2010-87, Cl PF
2.830%, VAR LIBOR USD 1 Month+0.400%, 06/25/2040	1,203	1,205
FNMA CMO, Ser 2011-63, Cl FG
2.880%, VAR LIBOR USD 1 Month+0.450%, 07/25/2041	848	851
FNMA CMO, Ser 2012-112, Cl BI, IO
3.000%, 09/25/2031	6,956	574
FNMA CMO, Ser 2013-96, Cl FW
2.830%, VAR LIBOR USD 1 Month+0.400%, 09/25/2043	914	914
FNMA REMIC, Ser 2011-406, Cl 6, IO
4.000%, 01/25/2041 (A)	568	101
FNMA, Ser 2017-M13, Cl FA
2.880%, VAR LIBOR USD 1 Month+0.400%, 10/25/2024	457	455
FREMF Mortgage Trust, Ser 2012-K712, Cl B
3.350%, 05/25/2045 (C)	190	190
FREMF Mortgage Trust, Ser 2013-K712, Cl C
3.350%, 05/25/2045 (A)(C)	1,110	1,108
FREMF Mortgage Trust, Ser 2014-K503, Cl B
2.983%, 10/25/2047 (A)(C)	1,100	1,098
FREMF Mortgage Trust, Ser 2014-K503, Cl C
2.983%, 10/25/2047 (A)(C)	230	229
GNMA ARM
4.185%, VAR ICE LIBOR USD 1 Month+1.688%, 12/20/2060	2,030	2,099
3.960%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.410%, 09/20/2060 to 11/20/2060	1,635	1,671
3.672%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.123%, 11/20/2060	1,546	1,575
3.526%, VAR ICE LIBOR USD 1 Month+1.043%, 12/20/2060	2,065	2,110
GNMA CMO, Ser 2002-66, Cl FC
2.838%, VAR LIBOR USD 1 Month+0.400%, 07/16/2031	629	629
GNMA, Ser 2015-171, Cl IO, IO
0.869%, 11/16/2055 (A)	21,641	1,281
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 2A
3.027%, VAR LIBOR USD 1 Month+0.560%, 12/08/2020	275	276
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
2.917%, VAR ICE LIBOR USD 1 Month+0.450%, 01/08/2020	81	81

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
2.867%, VAR ICE LIBOR USD 1 Month+0.400%, 02/06/2020	$169	$170

		39,469

Non-Agency Mortgage-Backed Obligations — 39.1%
280 Park Avenue Mortgage Trust, Ser 2017- 280P, Cl D
3.976%, VAR LIBOR USD 1 Month+1.537%, 09/15/2034 (C)	3,000	3,000
ABFC Trust, Ser 2002-NC1, Cl M1
3.450%, VAR ICE LIBOR USD 1 Month+1.020%, 03/25/2032	3,160	3,167
ABFC Trust, Ser 2004-OPT5, Cl M1
3.555%, VAR ICE LIBOR USD 1 Month+1.125%, 03/25/2034	91	86
ABFC Trust, Ser 2005-OPT1, Cl M1
3.120%, VAR ICE LIBOR USD 1 Month+0.690%, 07/25/2035	1,747	1,751
ABFC Trust, Ser 2005-WF1, Cl M1
2.970%, VAR ICE LIBOR USD 1 Month+0.540%, 11/25/2034	2,436	2,437
Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
3.110%, VAR ICE LIBOR USD 1 Month+0.680%, 01/25/2035	48	48
Accredited Mortgage Loan Trust, Ser 2005-2, Cl M2
3.090%, VAR ICE LIBOR USD 1 Month+0.660%, 07/25/2035	471	471
Accredited Mortgage Loan Trust, Ser 2006-2, Cl A4
2.690%, VAR ICE LIBOR USD 1 Month+0.260%, 09/25/2036	6,007	5,888
Accredited Mortgage Loan Trust, Ser 2006-2, Cl M1
2.700%, VAR ICE LIBOR USD 1 Month+0.270%, 09/25/2036	1,230	1,030
ACE Securities Home Equity Loan Trust, Ser 2005-SD1, Cl M2
4.305%, VAR ICE LIBOR USD 1 Month+1.875%, 11/25/2050	2,530	2,524
Adjustable Rate Mortgage Trust, Ser 2005-1, Cl 5M1
3.480%, VAR ICE LIBOR USD 1 Month+1.050%, 05/25/2035	3,735	3,772
Adjustable Rate Mortgage Trust, Ser 2005-2, Cl 1A2
3.914%, 06/25/2035 (A)	48	48

SEI Institutional Investments Trust / Annual Report / May 31, 2019	103

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
3.150%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2034	$60	$60
Ajax Mortgage Loan Trust, Ser 2017-B, Cl A
3.163%, 09/25/2056 (A)(C)	508	509
Alternative Loan Trust, Ser 2007-8CB, Cl A5
2.930%, VAR ICE LIBOR USD 1 Month+0.500%, 05/25/2037	3,537	2,374
American Home Mortgage Investment Trust, Ser 2005-2, Cl 4A1
4.112%, VAR ICE LIBOR USD 6 Month+1.500%, 09/25/2045	515	519
Ameriquest Mortgage Securities Asset- Backed Pass-Through Certificates, Ser 2004-R2, Cl A1A
3.120%, VAR ICE LIBOR USD 1 Month+0.690%, 04/25/2034	1,122	1,126
Ameriquest Mortgage Securities Asset- Backed Pass-Through Certificates, Ser 2005-R11, Cl M1
2.880%, VAR ICE LIBOR USD 1 Month+0.450%, 01/25/2036	2,573	2,576
Ameriquest Mortgage Securities Asset- Backed Pass-Through Certificates, Ser 2005-R9, Cl AF6
5.325%, 11/25/2035	1	1
Angel Oak Mortgage Trust I LLC, Ser 2017-2, Cl A1
2.478%, 07/25/2047 (A)(C)	184	183
Angel Oak Mortgage Trust I LLC, Ser 2018-3, Cl A1
3.649%, 09/25/2048 (A)(C)	214	216
Angel Oak Mortgage Trust I LLC, Ser 2019-1, Cl A1
3.920%, 11/25/2048 (A)(C)	2,679	2,725
Angel Oak Mortgage Trust LLC, Ser 2017-1, Cl A1
2.810%, 01/25/2047 (A)(C)	35	35
Angel Oak Mortgage Trust LLC, Ser 2017-3, Cl A1
2.708%, 11/25/2047 (A)(C)	148	148
Arroyo Mortgage Trust, Ser 2018-1, Cl A1
3.763%, 04/25/2048 (A)(C)	2,207	2,256
Arroyo Mortgage Trust, Ser 2019-1, Cl A1
3.805%, 01/25/2049 (A)(C)	2,260	2,303
Asset-Backed Securities Home Equity Loan Trust, Ser 2003-HE7, Cl M1
3.415%, VAR ICE LIBOR USD 1 Month+0.975%, 12/15/2033	783	790

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
BAMLL Commercial Mortgage Securities Trust, Ser 2018-DSNY, Cl A
3.290%, VAR LIBOR USD 1 Month+0.850%, 09/15/2034 (C)	$700	$700
Banc of America Commercial Mortgage Trust, Ser 2007-5, Cl AJ
6.034%, 02/10/2051 (A)	1,931	1,815
Banc of America Funding, Ser 2004-C, Cl 2A2
5.110%, 12/20/2034 (A)	10	10
Banc of America Funding, Ser 2005-F, Cl 4A1
4.369%, 09/20/2035 (A)	78	73
Banc of America Funding, Ser 2006-D, Cl 3A1
4.299%, 05/20/2036 (A)	64	63
Banc of America Funding, Ser 2006-I, Cl 1A1
4.551%, 12/20/2036 (A)	2,780	2,886
Banc of America Funding, Ser 2010-R5, Cl 4A3
4.221%, 08/26/2036 (A)(C)	375	376
Banc of America Mortgage Trust, Ser 2003- K, Cl 2A1
4.674%, 12/25/2033 (A)	1,072	1,078
Banc of America Mortgage Trust, Ser 2004-A, Cl 2A2
4.820%, 02/25/2034 (A)	1,516	1,536
Banc of America Mortgage Trust, Ser 2004-C, Cl 2A1
4.992%, 04/25/2034 (A)	659	679
Banc of America Mortgage Trust, Ser 2004-D, Cl 2A1
4.866%, 05/25/2034 (A)	658	674
Banc of America Mortgage Trust, Ser 2004-L, Cl 1A1
5.081%, 01/25/2035 (A)	186	190
Banc of America Mortgage Trust, Ser 2005-A, Cl 2A1
4.494%, 02/25/2035 (A)	30	30
Bayview Commercial Asset Trust, Ser 2003- 2, Cl A
3.300%, VAR LIBOR USD 1 Month+0.870%, 12/25/2033 (C)	995	982
Bayview Commercial Asset Trust, Ser 2004-1, Cl A
2.970%, VAR LIBOR USD 1 Month+0.540%, 04/25/2034 (C)	4,555	4,515
Bayview Commercial Asset Trust, Ser 2004- 3, Cl A1
2.985%, VAR LIBOR USD 1 Month+0.555%, 01/25/2035 (C)	2,672	2,654
Bayview Commercial Asset Trust, Ser 2004- 3, Cl M2
3.930%, VAR LIBOR USD 1 Month+1.500%, 01/25/2035 (C)	209	208

104	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Bayview Commercial Asset Trust, Ser 2005- 1A, Cl A2
2.955%, VAR LIBOR USD 1 Month+0.525%, 04/25/2035 (C)	$1,576	$1,548
Bayview Commercial Asset Trust, Ser 2005- 3A, Cl M5
3.070%, VAR LIBOR USD 1 Month+0.640%, 11/25/2035 (C)	936	895
Bayview Commercial Asset Trust, Ser 2005- 4A, Cl A1
2.730%, VAR LIBOR USD 1 Month+0.300%, 01/25/2036 (C)	2,574	2,476
Bayview Commercial Asset Trust, Ser 2006- 2A, Cl A2
2.710%, VAR LIBOR USD 1 Month+0.280%, 07/25/2036 (C)	1,573	1,511
Bayview Commercial Asset Trust, Ser 2006- 2A, Cl A1
2.660%, VAR LIBOR USD 1 Month+0.230%, 07/25/2036 (C)	917	880
Bayview Commercial Asset Trust, Ser 2006- 4A, Cl A1
2.660%, VAR LIBOR USD 1 Month+0.230%, 12/25/2036 (C)	694	675
Bayview Commercial Asset Trust, Ser 2007-1, Cl A2
2.700%, VAR LIBOR USD 1 Month+0.270%, 03/25/2037 (C)	606	572
Bayview Commercial Asset Trust, Ser 2007-1, Cl A1
2.650%, VAR LIBOR USD 1 Month+0.220%, 03/25/2037 (C)	1,615	1,533
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, Cl A
3.500%, 10/28/2057 (A)(C)	765	779
BBCMS Mortgage Trust, Ser 2017-DELC, Cl A
3.290%, VAR LIBOR USD 1 Month+0.850%, 08/15/2036 (C)	1,000	997
BBCMS Mortgage Trust, Ser 2017-DELC, Cl B
3.470%, VAR LIBOR USD 1 Month+1.030%, 08/15/2036 (C)	5,000	4,980
BBCMS Mortgage Trust, Ser 2018-TALL, Cl C
3.561%, VAR LIBOR USD 1 Month+1.121%, 03/15/2037 (C)	3,000	2,985
Bear Stearns Alt-A Trust, Ser 2003-5, Cl 2A1
4.357%, 12/25/2033 (A)	1,407	1,426
Bear Stearns Alt-A Trust, Ser 2004-7, Cl 2A1
4.518%, 08/25/2034 (A)	2,259	2,325
Bear Stearns ARM Trust, Ser 2003-8, Cl 4A1
4.740%, 01/25/2034 (A)	2,934	3,018
Bear Stearns ARM Trust, Ser 2004-1, Cl 12A3
4.681%, 04/25/2034 (A)	1,614	1,645

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns ARM Trust, Ser 2004-1, Cl 21A1
4.630%, 04/25/2034 (A)	$343	$352
Bear Stearns ARM Trust, Ser 2004-2, Cl 12A2
4.015%, 05/25/2034 (A)	1,355	1,338
Bear Stearns ARM Trust, Ser 2004-3, Cl 2A
4.079%, 07/25/2034 (A)	1,384	1,404
Bear Stearns ARM Trust, Ser 2004-5, Cl 2A
4.442%, 07/25/2034 (A)	1,398	1,414
Bear Stearns ARM Trust, Ser 2004-9, Cl 22A1
4.713%, 11/25/2034 (A)	1,246	1,287
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PWR9, Cl E
5.143%, 09/11/2042 (A)	2,550	2,579
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PWR9, Cl C
5.055%, 09/11/2042 (A)	1,160	1,161
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-PW17, Cl C
5.751%, 06/11/2050 (A)(C)	1,842	1,849
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-T26, Cl AM
5.464%, 01/12/2045 (A)	723	721
Bear Stearns Mortgage Funding Trust, Ser 2006-SL5, Cl 1A
2.730%, VAR ICE LIBOR USD 1 Month+0.300%, 12/25/2036	20	19
Bellemeade Re, Ser 2019-2A, Cl M1B
3.880%, VAR ICE LIBOR USD 1 Month+1.450%, 04/25/2029 (C)	1,500	1,503
Benchmark Mortgage Trust, Ser 2018-B8, Cl A5
4.232%, 01/15/2052	2,381	2,629
BRAVO Residential Funding Trust, Ser 2019-1, Cl A1C
3.500%, 03/25/2058 (C)	2,876	2,918
Bunker Hill Loan Depositary Trust, Ser 2019- 1, Cl A1
3.613%, 10/26/2048 (C)	2,714	2,765
BX Commercial Mortgage Trust, Ser 2018- IND, Cl D
3.740%, VAR LIBOR USD 1 Month+1.300%, 11/15/2035 (C)	812	811
BX Commercial Mortgage Trust, Ser 2018- IND, Cl A
3.190%, VAR LIBOR USD 1 Month+0.750%, 11/15/2035 (C)	248	247
BX Trust, Ser 2017-APPL, Cl B
3.840%, VAR LIBOR USD 1 Month+1.150%, 07/15/2034 (C)	4,250	4,245
BX Trust, Ser 2017-SLCT, Cl C
3.590%, VAR LIBOR USD 1 Month+1.400%, 07/15/2034 (C)	4,250	4,250

SEI Institutional Investments Trust / Annual Report / May 31, 2019	105

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
BX Trust, Ser 2018-BIOA, Cl D
3.761%, VAR LIBOR USD 1 Month+1.321%, 03/15/2037 (C)	$2,000	$1,996
BX Trust, Ser 2018-BIOA, Cl C
3.594%, 03/15/2037	2,939	2,933
BX Trust, Ser 2018-MCSF, Cl A
3.016%, VAR LIBOR USD 1 Month+0.577%, 04/15/2035 (C)	565	560
BX Trust, Ser 2018-MCSF, Cl B
3.245%, VAR LIBOR USD 1 Month+0.806%, 04/15/2035 (C)	2,000	1,972
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, Cl B
3.690%, VAR LIBOR USD 1 Month+1.250%, 12/15/2037 (C)	3,000	3,004
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, Cl E
4.590%, VAR LIBOR USD 1 Month+2.150%, 12/15/2037 (C)	4,090	4,114
CGDBB Commercial Mortgage Trust, Ser 2017-BIOC, Cl B
3.410%, VAR LIBOR USD 1 Month+0.970%, 07/15/2032 (C)	2,400	2,396
CGDBB Commercial Mortgage Trust, Ser 2017-BIOC, Cl D
4.040%, VAR LIBOR USD 1 Month+1.600%, 07/15/2032 (C)	2,500	2,502
Chase Mortgage Finance Trust, Ser 2005-A1, Cl 2A3
4.285%, 12/25/2035 (A)	735	728
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 7A1
4.469%, 02/25/2037 (A)	549	562
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 1A3
4.778%, 02/25/2037 (A)	553	566
Chase Mortgage Finance Trust, Ser 2007-A2, Cl 2A3
4.509%, 07/25/2037 (A)	866	898
CHL Mortgage Pass-Through Trust, Ser 2003-46, Cl 2A1
4.420%, 01/19/2034 (A)	1,420	1,427
CHL Mortgage Pass-Through Trust, Ser 2004-11, Cl 2A1
3.774%, 07/25/2034 (A)	1,020	1,033
CHL Mortgage Pass-Through Trust, Ser 2004-8, Cl 2A1
4.500%, 06/25/2019	6	6
CHT Mortgage Trust, Ser 2017-CSMO, Cl B
3.840%, VAR LIBOR USD 1 Month+1.400%, 11/15/2036 (C)	2,000	1,998
CIM Trust, Ser 2017-7, Cl A
3.000%, 04/25/2057 (A)(C)	785	788

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CIT Mortgage Loan Trust, Ser 2007-1, Cl 1A
3.827%, VAR ICE LIBOR USD 1 Month+1.350%, 10/25/2037 (C)	$1,966	$1,989
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust, Ser 2005-4, Cl 2A1
5.000%, 07/25/2020	12	13
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl C
6.189%, 03/15/2049 (A)	1,443	1,491
Citigroup Commercial Mortgage Trust, Ser 2018-TBR, Cl A
3.270%, VAR LIBOR USD 1 Month+0.830%, 12/15/2036 (C)	4,000	3,983
Citigroup Commercial Mortgage Trust, Ser 2019-SST2, Cl A
3.360%, VAR LIBOR USD 1 Month+0.920%, 12/15/2036 (C)	700	700
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 1A2A
4.919%, 05/25/2035 (A)	988	1,022
Citigroup Mortgage Loan Trust, Ser 2007-AR5, Cl 1A2A
4.547%, 04/25/2037 (A)	432	410
Citigroup Mortgage Loan Trust, Ser 2007-WFH2, Cl A4
2.780%, VAR ICE LIBOR USD 1 Month+0.350%, 03/25/2037	440	440
Citigroup Mortgage Loan Trust, Ser 2015-2, Cl 5A1
2.727%, VAR ICE LIBOR USD 1 Month+0.250%, 03/25/2047 (C)	664	665
CLNS Trust, Ser 2017-IKPR, Cl C
3.570%, VAR LIBOR USD 1 Month+1.100%, 06/11/2032 (C)	4,000	3,996
COLT Mortgage Loan Trust, Ser 2017-1, Cl A1
2.614%, 05/27/2047 (A)(C)	3	3
COLT Mortgage Loan Trust, Ser 2017-2, Cl A1A
2.415%, 10/25/2047 (A)(C)	957	953
COLT Mortgage Loan Trust, Ser 2018-1, Cl A1
2.930%, 02/25/2048 (A)(C)	558	558
COLT Mortgage Loan Trust, Ser 2018-1, Cl A2
2.981%, 02/25/2048 (A)(C)	160	160
COLT Mortgage Loan Trust, Ser 2018-3, Cl A1
3.692%, 10/26/2048 (A)(C)	139	141
COLT Mortgage Loan Trust, Ser 2018-4, Cl A1
4.006%, 12/28/2048 (A)(C)	402	408
COLT Mortgage Loan Trust, Ser 2019-1, Cl A1
3.705%, 03/25/2049 (A)(C)	2,987	3,031
COLT Mortgage Loan Trust, Ser 2019-2, Cl A1
3.337%, 05/25/2049 (A)(C)	1,923	1,945

106	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2013-CR10, Cl XA, IO
0.681%, 08/10/2046 (A)	$38,908	$987
COMM Mortgage Trust, Ser 2014-CR14, Cl XA, IO
0.622%, 02/10/2047 (A)	26,854	654
COMM Mortgage Trust, Ser 2014-CR15, Cl A2
2.928%, 02/10/2047	391	390
Credit Suisse Commercial Mortgage Trust, Ser 2006-C1, Cl H
5.776%, 02/15/2039 (A)(C)	194	194
Credit Suisse Commercial Mortgage Trust, Ser 2007-C2, Cl AJ
5.653%, 01/15/2049 (A)	268	269
Credit Suisse First Boston Mortgage Securities, Ser 2004-AR8, Cl 6A1
4.365%, 09/25/2034 (A)	597	607
Credit Suisse First Boston Mortgage Securities, Ser 2004-C4, Cl E
5.135%, 10/15/2039 (A)(C)	114	114
Credit Suisse First Boston Mortgage Securities, Ser 2005-5, Cl 3A2
2.730%, VAR ICE LIBOR USD 1 Month+0.300%, 07/25/2035	1,981	1,908
CSABS, Ser 2018-LD1, Cl A
3.420%, 07/25/2024	55	55
CSFB Mortgage-Backed Pass-Through Certificates, Ser 2004-AR5, Cl 6A1
4.623%, 06/25/2034 (A)	3,148	3,247
DBCG Mortgage Trust, Ser 2017-BBG, Cl C
3.440%, VAR LIBOR USD 1 Month+1.000%, 06/15/2034 (C)	1,100	1,095
DBGS Mortgage Trust, Ser 2018-BIOD, Cl A
3.243%, VAR LIBOR USD 1 Month+0.803%, 05/15/2035 (C)	2,784	2,780
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl XA, IO
1.047%, 07/10/2044 (A)(C)	22,103	354
DBUBS Mortgage Trust, Ser 2011-LC3A, Cl A4
4.551%, 08/10/2044	1,426	1,465
Deephaven Residential Mortgage Trust, Ser 2017-1A, Cl A1
2.725%, 12/26/2046 (A)(C)	51	51
Deephaven Residential Mortgage Trust, Ser 2017-2A, Cl A1
2.453%, 06/25/2047 (A)(C)	137	136
Deephaven Residential Mortgage Trust, Ser 2017-3A, Cl A1
2.577%, 10/25/2047 (A)(C)	165	164
Deephaven Residential Mortgage Trust, Ser 2018-1A, Cl A1
2.976%, 12/25/2057 (A)(C)	230	230

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Deephaven Residential Mortgage Trust, Ser 2018-3A, Cl A1
3.789%, 08/25/2058 (A)(C)	$376	$380
Deutsche Mortgage Securities Mortgage Loan Trust, Ser 2004-4, Cl 2AR1
2.970%, VAR ICE LIBOR USD 1 Month+0.540%, 06/25/2034	821	822
Deutsche Mortgage Securities Re-REMIC Trust Certificates, Ser 2007-WM1, Cl A1
3.745%, 06/27/2037 (A)(C)	1,533	1,569
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ1, Cl M3
6.530%, VAR ICE LIBOR USD 1 Month+4.100%, 08/25/2024	1,281	1,381
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ2, Cl M3
6.180%, VAR ICE LIBOR USD 1 Month+3.750%, 09/25/2024	1,597	1,766
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ3, Cl M3
7.180%, VAR ICE LIBOR USD 1 Month+4.750%, 10/25/2024	2,406	2,633
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DN1, Cl M3
6.580%, VAR ICE LIBOR USD 1 Month+4.150%, 01/25/2025	2,326	2,464
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M2
5.030%, VAR ICE LIBOR USD 1 Month+2.600%, 12/25/2027	678	686
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M3
7.130%, VAR ICE LIBOR USD 1 Month+4.700%, 04/25/2028	1,550	1,759
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M3F
6.130%, VAR ICE LIBOR USD 1 Month+3.700%, 04/25/2028	992	1,103
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2, Cl M2
5.230%, VAR ICE LIBOR USD 1 Month+2.800%, 05/25/2028	584	595
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA3, Cl M2
4.430%, VAR ICE LIBOR USD 1 Month+2.000%, 12/25/2028	715	720
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M1
3.630%, VAR ICE LIBOR USD 1 Month+1.200%, 07/25/2029	1,437	1,442

SEI Institutional Investments Trust / Annual Report / May 31, 2019	107

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA2, Cl M1
3.630%, VAR ICE LIBOR USD 1 Month+1.200%, 10/25/2029	$3,103	$3,124
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA3, Cl M1
3.180%, VAR ICE LIBOR USD 1 Month+0.750%, 03/25/2030	3,333	3,334
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA2, Cl M1
3.230%, VAR ICE LIBOR USD 1 Month+0.800%, 12/25/2029	1,454	1,454
First Franklin Mortgage Loan Trust, Ser 2004-FF11, Cl M2
3.255%, VAR ICE LIBOR USD 1 Month+0.825%, 01/25/2035	1,253	1,257
First Franklin Mortgage Loan Trust, Ser 2005-FF3, Cl M4
3.330%, VAR ICE LIBOR USD 1 Month+0.900%, 04/25/2035	1,832	1,837
First Franklin Mortgage Loan Trust, Ser 2006-FFA, Cl A3
2.670%, VAR ICE LIBOR USD 1 Month+0.240%, 09/25/2026	29	28
First Horizon Alternative Mortgage Securities Trust, Ser 2005-AA3, Cl 3A1
4.341%, 05/25/2035 (A)	144	146
Flagstar Mortgage Trust, Ser 2018-5, Cl A7
4.000%, 09/25/2048 (A)(C)	328	333
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M1
3.380%, VAR ICE LIBOR USD 1 Month+0.950%, 05/25/2024	6	6
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 1M2
7.330%, VAR ICE LIBOR USD 1 Month+4.900%, 11/25/2024	3,933	4,417
FNMA Connecticut Avenue Securities, Ser 2016-C06, Cl 1M1
3.730%, VAR ICE LIBOR USD 1 Month+1.300%, 04/25/2029	2,251	2,262
FNMA Connecticut Avenue Securities, Ser 2017-C02, Cl 2M1
3.580%, VAR ICE LIBOR USD 1 Month+1.150%, 09/25/2029	257	258
FNMA Connecticut Avenue Securities, Ser 2017-C03, Cl 1M1
3.380%, VAR ICE LIBOR USD 1 Month+0.950%, 10/25/2029	2,510	2,516
FNMA Connecticut Avenue Securities, Ser 2017-C04, Cl 2M1
3.280%, VAR ICE LIBOR USD 1 Month+0.850%, 11/25/2029	2,915	2,920

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2018-C06, Cl 1M1
2.980%, VAR ICE LIBOR USD 1 Month+0.550%, 03/25/2031	$378	$378
GAHR Commercial Mortgage Trust, Ser 2015-NRF, Cl CFX
3.382%, 12/15/2034 (A)(C)	3,182	3,169
Galton Funding Mortgage Trust, Ser 2018-1, Cl A43
3.500%, 11/25/2057 (A)(C)	2,452	2,466
GMAC Mortgage Loan Trust, Ser 2003-AR2, Cl 4A1
4.691%, 12/19/2033 (A)	240	245
GMACM Home Equity Loan Trust, Ser 2007- HE2, Cl A3
6.193%, 12/25/2037 (A)	333	333
GMACM Home Equity Loan Trust, Ser 2007-HE2, Cl A2
6.054%, 12/25/2037 (A)	895	889
Great Wolf Trust, Ser 2017-WOLF, Cl C
3.760%, VAR LIBOR USD 1 Month+1.320%, 09/15/2034 (C)	5,000	4,998
Greenwich Capital Commercial Funding, Ser 2006-GG7, Cl AM
5.659%, 07/10/2038 (A)	1,103	1,109
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (C)	6	6
GS Mortgage Securities Trust, Ser 2010-C2, Cl XA, IO
0.074%, 12/10/2043 (A)(C)	33,915	55
GS Mortgage Securities Trust, Ser 2011-GC3, Cl X, IO
0.659%, 03/10/2044 (A)(C)	24,231	243
GS Mortgage Securities Trust, Ser 2012-ALOHA, Cl D
4.130%, 04/10/2034 (A)(C)	1,000	1,021
GS Mortgage Securities Trust, Ser 2017- 500K, Cl A
3.140%, VAR LIBOR USD 1 Month+0.700%, 07/15/2032 (C)	535	534
GS Mortgage Securities Trust, Ser 2017-500K, Cl D
3.740%, VAR LIBOR USD 1 Month+1.300%, 07/15/2032 (C)	3,750	3,735
GSAA Home Equity Trust, Ser 2005-11, Cl 2A2
2.750%, VAR ICE LIBOR USD 1 Month+0.320%, 10/25/2035	1,760	1,766
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 1A1
4.813%, 01/25/2035 (A)	125	127

108	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust, Ser 2005-AR2, Cl 1A2
4.463%, 04/25/2035 (A)	$457	$466
GSR Mortgage Loan Trust, Ser 2005-AR6, Cl 3A1
4.599%, 09/25/2035 (A)	304	311
HarborView Mortgage Loan Trust, Ser 2004-6, Cl 4A
4.777%, 08/19/2034 (A)	1,639	1,692
HarborView Mortgage Loan Trust, Ser 2004-7, Cl 2A1
4.414%, 11/19/2034 (A)	74	76
HarborView Mortgage Loan Trust, Ser 2005-9, Cl 2A1A
2.781%, VAR ICE LIBOR USD 1 Month+0.340%, 06/20/2035	2,488	2,484
Hilton Orlando Trust, Ser 2018-ORL, Cl B
3.490%, VAR LIBOR USD 1 Month+1.050%, 12/15/2034 (C)	2,900	2,892
Hilton USA Trust, Ser 2016-HHV, Cl D
4.330%, 11/05/2038 (A)(C)	3,910	3,995
HMH Trust, Ser 2017-NSS, Cl E
6.292%, 07/05/2031 (C)	3,613	3,782
Home Equity Asset Trust, Ser 2004-1, Cl M1
3.375%, VAR ICE LIBOR USD 1 Month+0.945%, 06/25/2034	4,056	4,054
Home Equity Asset Trust, Ser 2005-5, Cl M2
3.195%, VAR ICE LIBOR USD 1 Month+0.765%, 11/25/2035	1,418	1,422
Home Equity Asset Trust, Ser 2005-7, Cl M1
2.880%, VAR ICE LIBOR USD 1 Month+0.450%, 01/25/2036	3,121	3,133
Home Equity Asset Trust, Ser 2005-8, Cl M1
2.860%, VAR ICE LIBOR USD 1 Month+0.430%, 02/25/2036	2,054	2,061
Home Equity Asset Trust, Ser 2006-3, Cl M1
2.820%, VAR ICE LIBOR USD 1 Month+0.390%, 07/25/2036	4,060	4,056
Homeward Opportunities Fund I Trust, Ser 2018-1, Cl A1
3.766%, 06/25/2048 (A)(C)	1,576	1,604
Hudson’s Bay Simon JV Trust, Ser 2015-HBFL, Cl CFL
5.267%, VAR LIBOR USD 1 Month+2.550%, 08/05/2034 (C)	3,435	3,430
Hudson’s Bay Simon JV Trust, Ser 2015-HBFL, Cl BFL
4.867%, VAR LIBOR USD 1 Month+2.150%, 08/05/2034 (C)	2,000	2,007
Impac CMB Trust, Ser 2004-10, Cl 4M1
3.330%, VAR ICE LIBOR USD 1 Month+0.900%, 03/25/2035	94	89

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Impac CMB Trust, Ser 2004-6, Cl 1A2
3.210%, VAR ICE LIBOR USD 1 Month+0.780%, 10/25/2034	$2,283	$2,264
Impac Secured Assets Trust, Ser 2007-2, Cl 2A
2.680%, VAR ICE LIBOR USD 1 Month+0.250%, 04/25/2037	526	528
IndyMac INDA Mortgage Loan Trust, Ser 2007-AR3, Cl 1A1
4.552%, 07/25/2037 (A)	1,641	1,510
IndyMac INDX Mortgage Loan Trust, Ser 2007-FLX3, Cl A1
2.670%, VAR ICE LIBOR USD 1 Month+0.240%, 06/25/2037	642	635
Irwin Home Equity Loan Trust, Ser 2006-1, Cl 2A3
6.270%, 09/25/2035 (C)	1,562	1,615
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%, 07/15/2048	3,856	4,083
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-CB11, Cl E
5.568%, 08/12/2037 (A)	2,000	2,030
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-CB12, Cl AJ
4.987%, 09/12/2037 (A)	439	444
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CIBC15, Cl AM
5.855%, 06/12/2043 (A)	759	764
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP8, Cl E
5.446%, 05/15/2045 (A)(C)	847	848
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl XA, IO
0.944%, 02/15/2046 (A)(C)	14,318	197
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-UES, Cl A
2.933%, 09/05/2032 (C)	3,000	3,010
JPMorgan Mortgage Trust, Ser 2004-S1, Cl 1A4
4.500%, 09/25/2034	26	26
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 6A5
4.538%, 06/25/2035 (A)	797	812
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 6A2
4.538%, 06/25/2035 (A)	789	803
JPMorgan Mortgage Trust, Ser 2005-A4, Cl 4A2
4.745%, 07/25/2035 (A)	2,382	2,443
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
4.630%, 11/25/2033 (A)	269	279

SEI Institutional Investments Trust / Annual Report / May 31, 2019	109

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 1A1
4.435%, 07/25/2035 (A)	$1,701	$1,753
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 4A2
4.560%, 07/25/2035 (A)	370	383
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 5A2
4.684%, 07/25/2035 (A)	948	985
JPMorgan Mortgage Trust, Ser 2007-A4, Cl 1A1
4.310%, 06/25/2037 (A)	62	58
JPMorgan Mortgage Trust, Ser 2018-7FRB, Cl A2
3.227%, VAR ICE LIBOR USD 1 Month+0.750%, 04/25/2046 (C)	285	284
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
3.300%, VAR LIBOR USD 1 Month+0.800%, 05/15/2036 (C)	150	150
LB-UBS Commercial Mortgage Trust, Ser 2005-C5, Cl H
5.350%, 09/15/2040 (A)(C)	1,500	1,512
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl AM
6.114%, 07/15/2040 (A)	21	21
Long Beach Mortgage Loan Trust, Ser 2004- 1, Cl M1
3.180%, VAR ICE LIBOR USD 1 Month+0.750%, 02/25/2034	1,137	1,134
LSTAR Securities Investment, Ser 2019-4, Cl A1
3.930%, VAR ICE LIBOR USD 1 Month+1.500%, 05/01/2024 (C)	425	427
MASTR Adjustable Rate Mortgages Trust, Ser 2005-6, Cl 5A1
3.491%, 07/25/2035 (A)	42	40
MASTR Alternative Loan Trust, Ser 2003-5, Cl 4A1
5.500%, 07/25/2033	1,828	1,948
Mellon Residential Funding, Ser 1999-TBC3, Cl A2
3.142%, 10/20/2029 (A)	258	259
Mellon Residential Funding, Ser 2001-TBC1, Cl A1
3.140%, VAR ICE LIBOR USD 1 Month+0.700%, 11/15/2031	1,432	1,444
Merrill Lynch Mortgage Investors Trust, Ser 2003-E, Cl A1
3.050%, VAR ICE LIBOR USD 1 Month+0.620%, 10/25/2028	973	978

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust, Ser 2003-G, Cl A1
3.070%, VAR ICE LIBOR USD 1 Month+0.640%, 01/25/2029	$579	$576
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Cl 2A1
4.361%, 12/25/2034 (A)	1,284	1,297
Merrill Lynch Mortgage Investors Trust, Ser 2005-A, Cl A1
2.890%, VAR ICE LIBOR USD 1 Month+0.460%, 03/25/2030	1,122	1,099
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A3
4.455%, 02/25/2035 (A)	848	860
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A2
4.455%, 02/25/2035 (A)	3,033	3,070
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A5
4.455%, 02/25/2035 (A)	630	637
Merrill Lynch Mortgage Investors Trust, Ser 2005-A4, Cl 1A
4.532%, 07/25/2035 (A)	475	380
Merrill Lynch Mortgage Investors Trust, Ser 2005-SL3, Cl M1
3.120%, VAR ICE LIBOR USD 1 Month+0.690%, 07/25/2036	936	928
Merrill Lynch Mortgage Investors Trust, Ser 2006-FF1, Cl M4
2.800%, VAR ICE LIBOR USD 1 Month+0.370%, 08/25/2036	2,460	2,451
Merrill Lynch Mortgage Investors Trust, Ser 2007-1, Cl 2A1
4.770%, 01/25/2037 (A)	3,324	3,370
MetLife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055 (A)(C)	264	265
MFA Trust, Ser 2017-RPL1, Cl A1
2.588%, 02/25/2057 (A)(C)	154	154
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061 (A)(C)	555	554
Morgan Stanley Capital I Trust, Ser 2004- HE7, Cl M1
3.330%, VAR ICE LIBOR USD 1 Month+0.900%, 08/25/2034	2,627	2,639
Morgan Stanley Capital I Trust, Ser 2006- T23, Cl D
6.154%, 08/12/2041 (A)(C)	1,640	1,667
Morgan Stanley Capital I Trust, Ser 2007- T25, Cl AJ
5.574%, 11/12/2049 (A)	2,651	2,681

110	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust, Ser 2017- CLS, Cl D
3.840%, VAR LIBOR USD 1 Month+1.400%, 11/15/2034 (C)	$3,400	$3,393
Morgan Stanley Capital I Trust, Ser 2018- BOP, Cl E
4.390%, VAR LIBOR USD 1 Month+1.950%, 06/15/2035 (C)	3,442	3,442
Morgan Stanley Capital I Trust, Ser 2018-SUN, Cl A
3.340%, VAR LIBOR USD 1 Month+0.900%, 07/15/2035 (C)	3,000	3,000
Morgan Stanley Capital I Trust, Ser T27, Cl AJ
5.946%, 06/11/2042 (A)	1,924	2,039
Morgan Stanley Dean Witter Capital I Trust, Ser 2002-HE2, Cl A1
3.290%, VAR ICE LIBOR USD 1 Month+0.860%, 08/25/2032 (C)	2,720	2,708
Morgan Stanley Mortgage Loan Trust, Ser 2004-10AR, Cl 1A
4.625%, 11/25/2034 (A)	755	775
Morgan Stanley Mortgage Loan Trust, Ser 2004-8AR, Cl 4A2
4.533%, 10/25/2034 (A)	1,915	1,942
MortgageIT Trust, Ser 2005-1, Cl 2A
3.736%, VAR ICE LIBOR USD 1 Month+1.250%, 02/25/2035	1,223	1,225
Mortgage-Linked Amortizing Notes, Ser 2012-1, Cl A10
2.060%, 01/15/2022	649	647
Motel 6 Trust, Ser 2017-MTL6, Cl A
3.360%, VAR LIBOR USD 1 Month+0.920%, 08/15/2034 (C)	2,650	2,645
MRFC Mortgage Pass-Through Trust, Ser 2002-TBC2, Cl A
3.300%, VAR ICE LIBOR USD 1 Month+0.860%, 08/15/2032	529	519
MSCG Trust, Ser 2018-SELF, Cl A
3.340%, VAR LIBOR USD 1 Month+0.900%, 10/15/2037 (C)	245	245
MSCG Trust, Ser 2018-SELF, Cl D
4.090%, VAR LIBOR USD 1 Month+1.650%, 10/15/2037 (C)	2,102	2,103
MSSG Trust, Ser 2017-237P, Cl XA, IO
0.343%, 09/13/2039 (A)(C)	27,151	738
MSSG Trust, Ser 2017-237P, Cl D
3.865%, 09/13/2039 (C)	2,457	2,491
MSSG Trust, Ser 2017-237P, Cl XB, IO
0.050%, 09/13/2039 (A)(C)	16,790	122
MTRO Commercial Mortgage Trust, Ser 2019- TECH, Cl A
3.340%, VAR LIBOR USD 1 Month+0.900%, 12/15/2033 (C)	455	455

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
New Century Home Equity Loan Trust, Ser 2005-4, Cl M2
2.940%, VAR ICE LIBOR USD 1 Month+0.510%, 09/25/2035	$3,008	$3,011
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Ser 2016-T2, Cl AT2
2.575%, 10/15/2049 (C)	188	187
New Residential Mortgage LLC, Ser 2018- FNT1, Cl B
3.910%, 05/25/2023 (C)	1,891	1,914
New Residential Mortgage LLC, Ser 2018- FNT2, Cl A
3.790%, 07/25/2054 (C)	2,363	2,408
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057 (A)(C)	334	345
New Residential Mortgage Loan Trust, Ser 2017-5A, Cl A1
3.930%, VAR ICE LIBOR USD 1 Month+1.500%, 06/25/2057 (C)	2,867	2,924
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057 (A)(C)	821	846
New Residential Mortgage Loan Trust, Ser 2018-1A, Cl A1A
4.000%, 12/25/2057 (A)(C)	1,173	1,211
Newcastle Mortgage Securities Trust, Ser 2006-1, Cl M3
2.820%, VAR ICE LIBOR USD 1 Month+0.390%, 03/25/2036	5,593	5,509
Nomura Asset Acceptance Alternative Loan Trust, Ser 2004-AP3, Cl A6
5.293%, 10/25/2034	50	51
Nomura Asset Acceptance Alternative Loan Trust, Ser 2004-AR3, Cl M1
3.570%, VAR ICE LIBOR USD 1 Month+1.140%, 11/25/2034	1,935	1,980
Nomura Asset Acceptance Alternative Loan Trust, Ser 2004-AR4, Cl M1
3.530%, VAR ICE LIBOR USD 1 Month+1.100%, 12/25/2034	2,158	2,186
Nomura Resecuritization Trust, Ser 2014-6R, Cl 5A1
4.104%, 04/26/2037 (A)(C)	300	301
Nomura Resecuritization Trust, Ser 2015-1R, Cl 5A1
3.422%, VAR 12 Month Treas Avg+0.990%, 06/26/2046 (C)	2,204	2,204
Nomura Resecuritization Trust, Ser 2015-4R, Cl 3A2
4.593%, 02/26/2036 (A)(C)	1,438	1,440

SEI Institutional Investments Trust / Annual Report / May 31, 2019	111

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
NovaStar Mortgage Funding Trust, Ser 2004- 4, Cl M5
4.155%, VAR ICE LIBOR USD 1 Month+1.725%, 03/25/2035	$2,409	$2,429
OBX Trust, Ser 2018-1, Cl A2
3.080%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/2057 (C)	3,176	3,161
OBX Trust, Ser 2018-EXP2, Cl 1A1
4.000%, 11/25/2048 (A)(C)	1,731	1,756
OBX Trust, Ser 2019-INV1, Cl A8
4.000%, 11/25/2048 (A)(C)	564	575
One Market Plaza Trust, Ser 2017-1MKT, Cl D
4.146%, 02/10/2032 (C)	1,275	1,315
One Market Plaza Trust, Ser 2017-MKT, Cl C
4.016%, 02/10/2032 (C)	1,935	2,004
Option One Mortgage Loan Trust, Ser 2003- 4, Cl A1
3.070%, VAR ICE LIBOR USD 1 Month+0.640%, 07/25/2033	1,371	1,360
Option One Mortgage Loan Trust, Ser 2006- 3, Cl 2A2
2.530%, VAR ICE LIBOR USD 1 Month+0.100%, 02/25/2037	445	265
PHH Mortgage Capital, Ser 2008-CIM2, Cl 1A1
4.736%, VAR ICE LIBOR USD 1 Month+2.250%, 07/25/2038	692	690
Popular ABS Mortgage Pass-Through Trust, Ser 2005-B, Cl M2
3.090%, VAR ICE LIBOR USD 1 Month+0.660%, 08/25/2035	638	639
Provident Funding Mortgage Loan Trust, Ser 2003-1, Cl A
4.652%, 08/25/2033 (A)	1,172	1,207
Provident Funding Mortgage Loan Trust, Ser 2005-2, Cl 2A1A
4.592%, 10/25/2035 (A)	616	634
Provident Funding Mortgage Loan Trust, Ser 2005-2, Cl 3A
4.575%, 10/25/2035 (A)	695	706
RALI Trust, Ser 2007-QO3, Cl A1
2.590%, VAR ICE LIBOR USD 1 Month+0.160%, 03/25/2047	852	821
RASC Trust, Ser 2005-EMX3, Cl M3
2.890%, VAR ICE LIBOR USD 1 Month+0.460%, 09/25/2035	876	877
Residential Accredit Loans, Ser 2006-QO10, Cl A1
2.590%, VAR ICE LIBOR USD 1 Month+0.160%, 01/25/2037	3,044	2,919
Residential Asset Securitization Trust, Ser 2007-A8, Cl 3A1
6.197%, 08/25/2022 (A)	581	485

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust, Ser 2002-10, Cl 1A
3.241%, VAR ICE LIBOR USD 1 Month+0.800%, 10/20/2027	$837	$822
Sequoia Mortgage Trust, Ser 2002-9, Cl 1A
3.141%, VAR ICE LIBOR USD 1 Month+0.700%, 09/20/2032	921	889
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
2.981%, VAR ICE LIBOR USD 1 Month+0.540%, 01/20/2035	2,854	2,862
Sequoia Mortgage Trust, Ser 2004-3, Cl A
3.134%, VAR ICE LIBOR USD 6 Month+0.500%, 05/20/2034	1,444	1,420
Sequoia Mortgage Trust, Ser 2004-5, Cl A1
3.795%, 06/20/2034 (A)	1,644	1,647
Sequoia Mortgage Trust, Ser 2013-1, Cl 1A1
1.450%, 02/25/2043 (A)	825	779
SG Residential Mortgage Trust, Ser 2018-1, Cl A1
3.425%, 04/27/2048 (A)(C)	227	229
Spruce Hill Mortgage Loan Trust, Ser 2019-SH1
3.265%, 04/29/2049	350	350
Starwood Mortgage Residential Trust, Ser 2018-IMC1, Cl A1
3.793%, 03/25/2048 (A)(C)	2,271	2,304
Stonemont Portfolio Trust, Ser 2017-MONT, Cl B
3.541%, VAR LIBOR USD 1 Month+1.100%, 08/20/2030 (C)	1,414	1,413
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-2, Cl 4A2
4.406%, 03/25/2034 (A)	1,216	1,229
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-9XS, Cl A
2.800%, VAR ICE LIBOR USD 1 Month+0.370%, 07/25/2034	4,035	4,097
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-7, Cl 1A3
4.228%, 04/25/2035 (A)	1,068	1,064
Structured Asset Mortgage Investments II Trust, Ser 2004-AR5, Cl 1A1
3.101%, VAR ICE LIBOR USD 1 Month+0.660%, 10/19/2034	1,213	1,215
Structured Asset Mortgage Investments II Trust, Ser 2004-AR8, Cl A1
3.121%, VAR ICE LIBOR USD 1 Month+0.680%, 05/19/2035	2,346	2,338
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF3, Cl M1
3.150%, VAR ICE LIBOR USD 1 Month+0.720%, 07/25/2035	551	551

112	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF3, Cl A4
2.740%, VAR ICE LIBOR USD 1 Month+0.310%, 09/25/2036	$575	$575
Terwin Mortgage Trust, Ser 2005-7SL, Cl M1
3.120%, VAR ICE LIBOR USD 1 Month+0.690%, 07/25/2035 (C)	28	28
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
3.070%, VAR ICE LIBOR USD 1 Month+0.640%, 09/25/2043	1,033	1,042
Thornburg Mortgage Securities Trust, Ser 2004-3, Cl A
3.170%, VAR ICE LIBOR USD 1 Month+0.740%, 09/25/2044	832	832
Thornburg Mortgage Securities Trust, Ser 2005-1, Cl A3
4.672%, 04/25/2045 (A)	2,136	2,185
Thornburg Mortgage Securities Trust, Ser 2007-1, Cl A2B
3.945%, VAR ICE LIBOR USD 12 Month+1.300%, 03/25/2037	1,323	1,223
Thornburg Mortgage Securities Trust, Ser 2007-4, Cl 3A1
4.079%, 09/25/2037 (A)	1,681	1,694
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A)(C)	81	81
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(C)	104	103
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A)(C)	74	74
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 04/25/2056 (A)(C)	221	220
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)(C)	404	400
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057 (A)(C)	3,009	3,003
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057 (A)(C)	2,872	2,871
Towd Point Mortgage Trust, Ser 2018-3, Cl A1
3.750%, 05/25/2058 (A)(C)	1,737	1,797
UBS Commercial Mortgage Trust, Ser 2012- C1, Cl XA, IO
2.062%, 05/10/2045 (A)(C)	10,175	479
Velocity Commercial Capital Loan Trust, Ser 2016-1, Cl AFL
4.880%, VAR LIBOR USD 1 Month+2.450%, 04/25/2046 (C)	482	485

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Velocity Commercial Capital Loan Trust, Ser 2016-2, Cl AFL
4.230%, VAR LIBOR USD 1 Month+1.800%, 10/25/2046	$760	$765
Velocity Commercial Capital Loan Trust, Ser 2017-1, Cl AFL
3.680%, VAR LIBOR USD 1 Month+1.250%, 05/25/2047 (C)	1,620	1,625
Verus Securitization Trust, Ser 2017-2A, Cl A1
2.485%, 07/25/2047 (A)(C)	1,712	1,702
Verus Securitization Trust, Ser 2017-SG1A, Cl A1
2.690%, 11/25/2047 (A)(C)	1,722	1,709
Verus Securitization Trust, Ser 2018-1, Cl A1
2.929%, 02/25/2048 (A)(C)	148	148
Verus Securitization Trust, Ser 2019-2, Cl A1
3.211%, 04/25/2059 (A)(C)	307	307
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C34, Cl C
6.198%, 05/15/2046 (A)	1,500	1,515
Waldorf Astoria Boca Raton Trust, Ser 2016- BOCA, Cl B
4.490%, VAR LIBOR USD 1 Month+2.050%, 06/15/2029 (C)	3,000	2,998
Waldorf Astoria Boca Raton Trust, Ser 2016- BOCA, Cl E
6.790%, VAR LIBOR USD 1 Month+4.350%, 06/15/2029 (C)	4,000	3,995
WaMu Commercial Mortgage Securities Trust, Ser 2007-SL2, Cl D
4.318%, 12/27/2049 (A)(C)	1,500	1,586
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
4.491%, 10/25/2033 (A)	1,508	1,546
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
4.163%, 08/25/2033 (A)	931	951
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
4.345%, 09/25/2033 (A)	1,459	1,512
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR1, Cl A
4.808%, 03/25/2034 (A)	4,444	4,579
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR10, Cl A1B
2.850%, VAR ICE LIBOR USD 1 Month+0.420%, 07/25/2044	2,429	2,444
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR11, Cl A
4.152%, 10/25/2034 (A)	1,079	1,092

SEI Institutional Investments Trust / Annual Report / May 31, 2019	113

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR13, Cl A2A
3.170%, VAR ICE LIBOR USD 1 Month+0.740%, 11/25/2034	$1,621	$1,632
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR13, Cl A1A
3.150%, VAR ICE LIBOR USD 1 Month+0.720%, 11/25/2034	1,170	1,189
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR14, Cl A1
4.388%, 01/25/2035 (A)	2,205	2,279
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR2, Cl A
3.881%, VAR 12 Month Treas Avg+1.400%, 04/25/2044	3,265	3,283
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR8, Cl A2
2.830%, VAR ICE LIBOR USD 1 Month+0.400%, 06/25/2044	1,749	1,777
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR9, Cl A7
4.238%, 08/25/2034 (A)	3,859	3,985
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB2, Cl 1A
5.000%, 07/25/2034	518	540
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB4, Cl 22A
6.000%, 12/25/2019	10	10
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR1, Cl A1A
3.070%, VAR ICE LIBOR USD 1 Month+0.640%, 01/25/2045	1,300	1,303
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR11, Cl A1A
2.750%, VAR ICE LIBOR USD 1 Month+0.320%, 08/25/2045	1,606	1,616
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A2
3.931%, VAR 12 Month Treas Avg+1.450%, 10/25/2045	310	324
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A1
2.720%, VAR ICE LIBOR USD 1 Month+0.290%, 10/25/2045	1,725	1,723
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR14, Cl 1A4
4.185%, 12/25/2035 (A)	69	69
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR19, Cl A1A1
2.700%, VAR ICE LIBOR USD 1 Month+0.270%, 12/25/2045	579	585

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR6, Cl 2A1A
2.890%, VAR ICE LIBOR USD 1 Month+0.460%, 04/25/2045	$3,188	$3,149
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR8, Cl 2A1A
3.010%, VAR ICE LIBOR USD 1 Month+0.580%, 07/25/2045	1,815	1,806
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR9, Cl A1A
3.070%, VAR ICE LIBOR USD 1 Month+0.640%, 07/25/2045	1,172	1,198
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR1, Cl 2A1A
3.551%, VAR 12 Month Treas Avg+1.070%, 01/25/2046	1,387	1,418
WaMu Mortgage Pass-Through Certificates, Ser 2007-OA3, Cl 5A
2.208%, VAR Cost of Funds 11th District of San Fran+1.250%, 04/25/2047	2,546	2,299
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2005-3, Cl M4
3.315%, VAR ICE LIBOR USD 1 Month+0.885%, 11/25/2035	1,319	1,322
Wells Fargo Mortgage Backed Securities Trust, Ser 2004-Q, Cl 1A3
4.720%, 09/25/2034 (A)	357	365
Wells Fargo Mortgage Backed Securities Trust, Ser 2019-2, Cl A3
4.000%, 04/25/2049 (A)(C)	375	382
Wells Fargo Mortgage-Backed Securities Trust, Ser 2003-H, Cl A1
4.722%, 09/25/2033 (A)	785	805
Wells Fargo Mortgage-Backed Securities Trust, Ser 2003-K, Cl 1A1
4.679%, 11/25/2033 (A)	591	606
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-E, Cl A1
5.076%, 05/25/2034 (A)	164	170
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-K, Cl 1A2
4.528%, 07/25/2034 (A)	481	493
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-N, Cl A7
4.606%, 08/25/2034 (A)	1,265	1,299
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-O, Cl A1
4.682%, 08/25/2034 (A)	990	1,032
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Q, Cl 1A2
4.720%, 09/25/2034 (A)	1,250	1,295

114	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-R, Cl 2A1
4.733%, 09/25/2034 (A)	$105	$109
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-S, Cl A1
4.689%, 09/25/2034 (A)	338	350
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-U, Cl A1
4.842%, 10/25/2034 (A)	2,275	2,319
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Y, Cl 3A1
4.908%, 11/25/2034 (A)	1,507	1,552
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Z, Cl 2A1
4.972%, 12/25/2034 (A)	2,970	3,043
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Z, Cl 1A2
4.986%, 12/25/2034 (A)	536	545
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR1, Cl 1A1
5.084%, 02/25/2035 (A)	2,046	2,119
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR10, Cl 2A2
4.904%, 06/25/2035 (A)	1,325	1,379
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR10, Cl 2A17
4.904%, 06/25/2035 (A)	425	442
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR10, Cl 1A1
4.878%, 06/25/2035 (A)	2,011	2,136
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR11, Cl 1A1
4.849%, 06/25/2035 (A)	560	573
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR12, Cl 2A5
4.976%, 06/25/2035 (A)	1,145	1,187
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR16, Cl 2A1
5.018%, 02/25/2034 (A)	336	347
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR2, Cl 3A1
5.139%, 03/25/2035 (A)	796	819
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR3, Cl 2A1
4.693%, 03/25/2035 (A)	579	596
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR7, Cl 2A1
5.089%, 05/25/2035 (A)	57	57
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 1A1
4.930%, 06/25/2035 (A)	621	644

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 3A2
4.910%, 06/25/2035 (A)	$680	$708
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR9, Cl 3A1
4.885%, 06/25/2034 (A)	744	777
WFCG Commercial Mortgage Trust, Ser 2015- BXRP, Cl C
4.211%, VAR LIBOR USD 1 Month+1.772%, 11/15/2029 (C)	706	706
WFRBS Commercial Mortgage Trust, Ser 2011-C2, Cl XA, IO
0.783%, 02/15/2044 (A)(C)	13,965	148
		542,609
Total Mortgage-Backed Securities (Cost $571,984) ($ Thousands)		582,078

LOAN PARTICIPATIONS — 29.0%

Aerospace/Defense — 0.7%
Atlantic Aviation, Term Loan B, 1st Lien
6.190%, 12/06/2025	1,673	1,686
DAE Aviation, Term Loan B, 1st Lien
6.602%, 04/06/2026	2,795	2,799
Sequa Mezzanine Holdings L.L.C., Initial Loan, 2nd Lien
11.583%, VAR LIBOR+9.000%, 04/28/2022	409	397
Sequa Mezzanine Holdings LLC, Term Loan, 1st Lien
7.560%, VAR LIBOR+5.500%, 11/28/2021	2,164	2,126
7.494%, VAR LIBOR+5.000%, 11/28/2021	6	6
Transdigm Inc., New Tranche E Term Loan (2018), 1st Lien
4.939%, VAR LIBOR+2.500%, 05/30/2025	992	972
Transdigm Inc., New Tranche F Term Loan (2018), 1st Lien
4.939%, VAR LIBOR+2.500%, 06/09/2023 (D)	1,695	1,665
		9,651

Airlines — 0.5%
Air Medical Group Holdings Inc., Term Loan B, 1st Lien
5.690%, VAR LIBOR+3.250%, 04/28/2022	2,510	2,451

SEI Institutional Investments Trust / Annual Report / May 31, 2019	115

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Air Medical Group Holdings Inc., Term Loan, 1st Lien
6.680%, VAR LIBOR+4.250%, 03/14/2025 (D)	$870	$852
Air Methods Corporation, Initial Term Loan, 1st Lien
6.101%, VAR LIBOR+3.500%, 04/22/2024	3,358	2,919
		6,222

Automotive — 0.7%
ABRA Auto Body/Caliber Collision, Term Loan, 1st Lien
5.897%, 02/05/2026	1,512	1,514
Navistar Inc., Term Loan B, 1st Lien
5.960%, 11/06/2024	2,321	2,317
Panther BF Aggregator, Initial Term Loan, 1st Lien
5.929%, 04/30/2026	3,836	3,805
Truck Hero, Inc., Initial Term Loan, 1st Lien
6.189%, 04/22/2024	1,144	1,087
		8,723

Broadcasting — 0.1%
Cablevision Systems, Term Loan B, 1st Lien
4.690%, 01/15/2026	1,645	1,613

Building Materials — 0.8%
Forterra Finance LLC, Term Loan B, 1st Lien
5.439%, VAR LIBOR+3.000%, 10/25/2023	3,781	3,502
Hillman Group Inc., Term Loan B, 1st Lien
6.439%, VAR LIBOR+3.500%, 05/30/2025 (D)	3,769	3,669
SRS Distribution Inc., Initial Term Loan, 1st Lien
5.689%, VAR LIBOR+3.250%, 05/23/2025	1,316	1,265
TAMKO Building, Term Loan B, 1st Lien
5.689%, 05/01/2026 (D)	2,863	2,848
		11,284

Chemicals — 1.9%
Charter NEX US, Inc., Initial Term Loan, 1st Lien
5.939%, 05/16/2024	1,044	1,040
5.439%, VAR LIBOR+3.250%, 05/16/2024 (D)	3,726	3,648
HD Supply Waterworks, Initial Term Loan, 1st Lien
5.626%, VAR LIBOR+3.000%, 08/01/2024 (D)	1,186	1,183
HD Supply Waterworks, Term Loan
5.626%, 08/01/2024	611	609

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Pregis Holding I Corporation, Term Loan, 1st Lien
6.101%, VAR LIBOR+3.500%, 05/20/2021 (E)	$4,074	$3,952
Reynolds Group Holdings Inc., Incremental U.S. Term Loan, 1st Lien
5.189%, VAR LIBOR+2.750%, 02/05/2023	4,049	4,011
Ring Container Technologies Group, LLC, Initial Term Loan, 1st Lien
5.189%, VAR LIBOR+2.750%, 10/31/2024	3,897	3,866
Starfruit Finco BV, Term Loan B, 1st Lien
5.717%, VAR LIBOR+3.250%, 10/01/2025	4,191	4,153
Wilsonart LLC, Tranche D Term Loan, 1st Lien
5.860%, VAR LIBOR+3.250%, 12/19/2023	4,453	4,354
		26,816

Computers & Electronics — 3.1%
Applied Systems, Inc., Initial Term Loan, 1st Lien
5.439%, VAR LIBOR+3.000%, 09/19/2024	3,937	3,912
Applied Systems, Inc., Initial Term Loan, 2nd Lien
9.439%, VAR LIBOR+7.000%, 09/19/2025	1,064	1,071
Cvent, Inc., Term Loan, 1st Lien
6.189%, VAR LIBOR+3.750%, 11/29/2024	3,017	2,981
Cypress Intermediate Holdings III, Inc. (fka Jaguar Holding Inc.), Initial Term Loan, 1st Lien
5.190%, VAR LIBOR+3.000%, 04/29/2024	1,488	1,479
Cypress Intermediate Holdings III, Inc. (fka Jaguar Holding Inc.), Initial Term Loan, 2nd Lien
9.189%, VAR LIBOR+6.750%, 04/28/2025 (D)	1,247	1,251
Diebold Nixdorf Inc., Term Loan A, 1st Lien
11.750%, 08/31/2022	1,489	1,568
EIG Investors Corp., Refinancing Loan (2018), 1st Lien
6.271%, VAR LIBOR+3.750%, 02/09/2023	2,996	2,983
Epicor Software Corporation (fka Eagle Parent Inc.), Term B Loan, 1st Lien
5.690%, VAR LIBOR+3.750%, 06/01/2022	1,694	1,686

116	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Evergreen Skills Lux S.À R.L., Term Loan, 1st Lien
7.189%, VAR LIBOR+1.239%, 04/28/2021	$2,122	$1,786
Hyland Software, Inc., Initial Loan, 2nd Lien
9.439%, VAR LIBOR+7.000%, 07/07/2025	1,845	1,850
Hyland Software, Inc., Term Loan 3, 1st Lien
5.689%, 07/01/2024	1,134	1,132
MA Financeco LLC, Term Loan B2, 1st Lien
4.689%, 11/19/2021	1,234	1,219
MA Financeco., LLC, Tranche B-3 Term Loan, 1st Lien
4.939%, VAR LIBOR+2.750%, 06/21/2024	357	352
Micro Holding (Internet Brands), Term Loan (2017)
6.180%, 09/13/2024	2,347	2,327
Micro Holdings (Internet Brands), Term Loan, 2nd Lien
9.930%, 09/15/2025 (D)	173	174
Misys Limited, Dollar Term Loan, 1st Lien
6.101%, 06/13/2024	2,013	1,969
Misys Limited, Dollar Term Loan, 2nd Lien
9.851%, VAR LIBOR+7.250%, 06/13/2025	460	458
Optiv Inc., Initial Term Loan, 1st Lien
5.689%, VAR LIBOR+3.250%, 02/01/2024	1,261	1,171
Rocket Software, Inc., Term Loan, 1st Lien
6.689%, 11/28/2025 (D)	2,732	2,680
Seattle SpinCo, Inc., Initial Term Loan, 1st Lien
4.939%, VAR LIBOR+2.750%, 06/21/2024	2,414	2,377
Solera, LLC (Solera Finance, Inc.), Dollar Term Loan, 1st Lien
5.189%, VAR LIBOR+3.250%, 03/03/2023	2,721	2,700
Sophia, L.P., Term B Loan, 1st Lien
5.851%, VAR LIBOR+3.250%, 09/30/2022	900	894
SS&C Technologies Holdings, Inc., Term B-3 Loan, 1st Lien
4.689%, VAR LIBOR+2.250%, 04/16/2025 (D)	267	265
SS&C Technologies Holdings, Inc., Term B-4 Loan, 1st Lien
4.689%, VAR LIBOR+2.250%, 04/16/2025 (D)	203	202
SS&C Technologies, Term Loan B, 1st Lien
4.689%, 04/16/2025	1,744	1,732

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Uber Technologies, Inc., Term Loan, 1st Lien
6.453%, VAR LIBOR+4.000%, 04/04/2025	$4,684	$4,671

		44,890

Consumer Nondurables — 0.1%
Diamond B.V., Initial Term Loan
5.541%, 09/06/2024	3	3
NBTY (Nature’s Bounty), Term Loan
5.939%, 09/26/2024	1,389	1,330

		1,333

Containers & Packaging — 0.5%
Berry Global, Term Loan, 1st Lien
0.000%, 05/15/2026 (D)	4,375	4,350
Tank Holding Corp., Initial Term Loan, 1st Lien
6.787%, 03/26/2026	1,513	1,515
6.610%, 03/26/2026	504	505
6.439%, 03/26/2026	504	505

		6,875

Diversified Media — 0.1%
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC), Term B-1 Loan, 1st Lien
5.360%, 05/18/2025	1,292	1,250

		1,250

Education Services — 0.5%
Ascend Learning, Term Loan, 1st Lien
5.439%, VAR LIBOR+3.250%, 07/12/2024	985	975
Learning Care, Term Loan B, 1st Lien
5.833%, 03/13/2025	311	307
5.830%, 03/13/2025	1,245	1,226
5.689%, 03/13/2025	138	136
St. George’s University Scholastic Services, Term Loan
6.000%, 07/17/2025	237	238
St. George’s University Scholastic Services, Term Loan B
5.940%, 07/17/2025	3,818	3,824
St. George’s, Term Loan, 1st Lien
6.000%, 07/17/2025	95	95

		6,801

Electronics/Electric — 0.1%
GTT Communications, Inc., Term Loan, 1st Lien
5.190%, 05/31/2025 (D)	1,767	1,629

SEI Institutional Investments Trust / Annual Report / May 31, 2019	117

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Entertainment & Leisure — 0.4%
Cast & Crew Entertainment, Term Loan B, 1st Lien
6.440%, 02/09/2026	$2,860	$2,874
WMG Acquisition Corp., Tranche F Term Loan, 1st Lien
4.564%, VAR LIBOR+2.125%, 11/01/2023	3,462	3,420

		6,294

Financial Services — 1.0%
Advisor Group, Term Loan, 1st Lien
6.189%, 08/15/2025	845	845
Blackhawk Network Holdings, Inc., Term Loan, 1st Lien
5.439%, VAR LIBOR+3.000%, 06/15/2025	3,689	3,645
Focus Financial Partners, LLC, Term Loan, 1st Lien
4.939%, 07/03/2024	1,253	1,251
Jefferies Finance, Term Loan, 1st Lien
0.000%, 05/22/2026 (D)	1,133	1,131
Refinitiv US Holdings Inc., Term Loan B, 1st Lien
6.189%, VAR LIBOR+3.750%, 10/01/2025	2,364	2,303
Telenet Financing USD LLC, Term Loan
4.690%, VAR LIBOR+2.250%, 08/15/2026	2,528	2,493

		11,668

Gaming & Hotels — 1.2%
Caesars Resort Collection LLC, Term Loan, 1st Lien
5.189%, VAR LIBOR+2.750%, 12/23/2024	3,172	3,146
Golden Nugget Inc., Term Loan B, 1st Lien
5.190%, VAR LIBOR+2.750%, 10/04/2023	1,080	1,073
5.189%, VAR LIBOR+2.750%, 10/04/2023	1,354	1,344
Mohegan Tribal Gaming Authority, Term Loan B, 1st Lien
6.439%, VAR LIBOR+4.000%, 10/13/2023	3,810	3,572
Scientific Games International Inc., Term Loan B, 1st Lien
5.189%, VAR LIBOR+2.750%, 08/14/2024	671	660
2.481%, VAR LIBOR+2.750%, 08/14/2024	2,796	2,749

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Station Casinos LLC, Term B Facility Loan, 1st Lien
4.940%, VAR LIBOR+2.500%, 06/08/2023 (D)	$3,373	$3,346
Travelport Finance, Term Loan, 1st Lien
0.000%, 03/18/2026 (D)	1,365	1,303

		17,193

Health Care — 3.7%
Albany Molecular, Term Loan, 1st Lien
9.439%, VAR LIBOR+7.000%, 08/30/2025	573	568
Avantor, Term Loan
6.189%, 11/21/2024 (D)	2,178	2,177
BPA Laboratories, 2nd Lien
10.351%, VAR LIBOR+2.500%, 04/29/2020 (E)	3,418	3,247
Catalent Pharma, Term Loan, 1st Lien
4.682%, 05/18/2026 (D)	1,240	1,237
Cole-Parmer Term Loan B
6.083%, 03/21/2024	1,626	1,624
Concentra Inc., Initial Term Loan, 2nd Lien
8.970%, VAR LIBOR+6.500%, 06/01/2023	960	965
Envision Healthcare Corp, Term Loan, 1st Lien
6.189%, 10/10/2025	2,412	2,190
Equinox Fitness Clubs, Term Loan, 1st Lien
5.439%, 03/08/2024 (D)	2,421	2,411
Equinox Holdings, Initial Loan, 1st Lien
9.439%, VAR LIBOR+7.000%, 09/06/2024	2,050	2,055
ExamWorks Group, Inc. (fka Gold Merger Co, Inc.), Term B-1 Loan,
5.733%, 07/27/2023 (D)	1,420	1,415
Gentiva Health Services, Term Loan, 2nd Lien
9.500%, 07/02/2026	1,600	1,622
Hanger, Inc., Term B Loan, 1st Lien
5.939%, VAR LIBOR+3.500%, 03/06/2025	4,440	4,435
Immucor, Inc., Term B-3 Loan, 1st Lien
7.601%, VAR LIBOR+5.000%, 06/15/2021	3,473	3,456
Life Time Fitness Inc., Term Loan, 1st Lien
5.272%, VAR LIBOR+2.750%, 06/10/2022	2,573	2,560
Ortho-Clinical Diagnostics, Term Loan
5.695%, 06/30/2025	2,844	2,746
Radiology Partners, Term Loan, 1st Lien
9.842%, 07/09/2026 (D)	1,605	1,573
7.395%, 07/09/2025	1,294	1,295
7.342%, 07/09/2025 (D)	2,949	2,952

118	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Radnet Management, Inc., Term B-1 Loan, 1st Lien
6.360%, VAR LIBOR+3.750%, 06/30/2023	$3,534	$3,534
Regionalcare Hospital Partners Holdings Inc., Term Loan B, 1st Lien
6.930%, VAR LIBOR+4.500%, 11/16/2025	3,426	3,415
Sterigenics-Nordion Holdings, LLC, Incremental Term Loan, 1st Lien
5.439%, VAR LIBOR+3.000%, 05/15/2022	1,297	1,283
Surgery Center Holdings, Inc., Initial Term Loan, 1st Lien
5.690%, VAR LIBOR+3.250%, 09/02/2024	2,809	2,755
Universal Hospital, Term Loan B, 1st Lien
5.500%, 01/04/2026	3,113	3,102

		52,617

Industrials — 0.3%
Gates Global LLC, Initial B-2 Dollar Term Loan
5.189%, 04/01/2024	1,393	1,382
Sundyneus Purchaser, Initial Term Loan
6.439%, 05/15/2026	3,293	3,284

		4,666

Information Technology — 1.1%
BMC, Term Loan, 1st Lien
6.851%, 10/02/2025	2,293	2,250
Ceridian, Term Loan B, 1st Lien
5.486%, 04/30/2025	2,517	2,513
CommScope, Inc., Term Loan B, 1st Lien
5.689%, 04/06/2026	2,420	2,408
Infoblox Inc., Term Loan B1, 1st Lien
6.939%, 11/07/2023	2,260	2,255
Mitchell International, Inc., Initial Term Loan
5.689%, 11/29/2024	1,450	1,381
Restaurant Technologies, Term Loan, 1st Lien
5.689%, 10/01/2025	2,666	2,659

		13,466

Insurance — 1.2%
Acrisure LLC, Refinancing Term Loan, 1st Lien
6.772%, VAR LIBOR+4.250%, 11/22/2023	354	352
Acrisure, Term Loan B, 1st Lien
6.272%, VAR LIBOR+3.750%, 11/22/2023	1,504	1,485
Alliant Holdings Intermediate, LLC, Term Loan B, 1st Lien
5.430%, VAR LIBOR+3.000%, 05/09/2025	2,104	2,048

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Alliant Holdings Intermediate, LLC, Term Loan B2, 1st Lien
0.000%, 05/09/2025 (D)	$805	$794
AmWINS Group, Inc., Term Loan, 1st Lien
5.217%, VAR LIBOR+2.750%, 01/25/2024	616	610
5.189%, VAR LIBOR+2.750%, 01/25/2024	2,084	2,064
Asurion LLC, Term Loan B2, 2nd Lien
8.939%, VAR LIBOR+6.000%, 08/04/2025	2,509	2,548
Asurion LLC, Term Loan B6, 1st Lien
5.439%, VAR LIBOR+3.000%, 11/03/2023	2,040	2,031
Asurion LLC, Term Loan B7
5.439%, VAR LIBOR+3.000%, 11/03/2024	771	767
Asurion, LLC (fka Asurion Corporation),
Amendment No. 14 Replacement B-4 Term Loan, 1st Lien
5.439%, VAR LIBOR+2.750%, 08/04/2022	1,330	1,324
Hub International Limited, Term Loan, 1st Lien
5.336%, VAR LIBOR+3.000%, 04/25/2025	3,203	3,116
5.292%, VAR LIBOR+3.000%, 04/25/2025	8	8

		17,147

Leasing — 0.3%
AVSC Holding Corp., Initial Loan, 2nd Lien
9.833%, VAR LIBOR+7.250%, 09/01/2025	1,132	1,078
AVSC Holding Corp., Initial Term Loan, 1st Lien
5.879%, VAR LIBOR+3.250%, 03/03/2025	718	698
5.851%, 03/03/2025	92	89
5.736%, VAR LIBOR+3.250%, 03/03/2025	1,383	1,344
5.703%, VAR LIBOR+3.250%, 03/03/2025	672	653

		3,862

Manufacturing — 0.7%
American Axle & Manufacturing Inc. Term Loan
4.680%, 04/06/2024	940	913
American Axle & Manufacturing, Inc., Tranche B Term Loan, 1st Lien
4.840%, 04/06/2024	477	463

SEI Institutional Investments Trust / Annual Report / May 31, 2019	119

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Diversey, Term Loan
5.583%, VAR LIBOR+3.000%, 09/06/2024	$1,214	$1,077
ELO Touch Solutions, Term Loan B, 1st Lien
9.093%, 12/14/2025	2,969	2,943
Sivantos/Widex, Term Loan B, 1st Lien
6.189%, 02/27/2026	1,177	1,178
Tekni-Plex, Term Loan, 1st Lien
5.689%, 10/17/2024	1,839	1,765
Unifrax, Term Loan B
6.351%, 12/12/2025	844	824

		9,163

Materials — 0.1%
LBM Borrower LLC, Term Loan C, 1st Lien
6.189%, 08/20/2022	1,604	1,601

Media — 0.7%
Altice Financing S.A., Term Loan, 1st Lien
5.182%, VAR LIBOR+2.750%, 01/31/2026	2,424	2,315
Cumulus Media New Holdings Inc., Term Loan, 1st Lien
6.940%, VAR LIBOR+4.500%, 05/13/2022	3,000	2,987
Gray Television, Inc., Term B-2 Loan, 1st Lien
4.733%, VAR LIBOR+2.250%, 02/07/2024 (D)	1,322	1,311
Numericable U.S. LLC, Term Loan, 1st Lien
6.127%, VAR LIBOR+3.688%, 01/31/2026	580	557
5.189%, VAR LIBOR+2.750%, 07/31/2025	2,616	2,484
Townsquare Media, 1st Lien
5.439%, VAR LIBOR+3.000%, 04/01/2022	589	588

		10,242

Metals & Mining — 0.3%
BWAY Holding Co, Term Loan B, 1st Lien
5.854%, VAR LIBOR+3.250%, 04/03/2024	3,089	3,005
Dynacast International LLC, Term B-2 Loan, 1st Lien
5.851%, VAR LIBOR+3.250%, 01/28/2022 (E)	1,642	1,601

		4,606

Oil & Gas — 0.5%
California Resources Corp, Term Loan, 1st Lien
12.803%, VAR LIBOR+10.375%, 12/31/2021 (D)	349	352

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
7.178%, VAR LIBOR+4.750%, 12/31/2022	$567	$538
Equitrans Midstream Corp, Term Loan, 1st Lien
6.939%, 01/31/2024	2,551	2,566
FTS International, Inc. (fka Frac Tech International, LLC), Initial Term Loan, 1st Lien
7.189%, VAR LIBOR+4.750%, 04/16/2021	1,615	1,609
Ultra Resources Inc., Term Loan, 1st Lien
6.180%, VAR LIBOR+3.000%, 04/12/2024	1,082	896

		5,961

Other — 1.3%
Adient US LLC, Initial Term Loan
6.889%, 05/06/2024 (D)	739	726
AI Aqua Merger Sub, Inc., Term Loan B-1, 1st Lien
5.689%, 12/13/2023	2,500	2,422
AI Aqua Merger Sub, Inc., Term Loan, 1st Lien
5.689%, 12/13/2023	750	723
Big Ass Solutions, Term Loan, 1st Lien
0.000%, 05/21/2024 (D)	1,550	1,549
E.W. Scripps Company, Term Loan B-1
5.236%, 05/01/2026 (D)	2,054	2,048
Ellie Mae, Inc., Term Loan, 1st Lien
6.525%, 04/17/2026	1,954	1,955
Hexion, Term Loan, 1st Lien
5.350%, 10/01/2020	2,107	2,100
ION Trading, Term Loan, 1st Lien
6.651%, 11/21/2024	1,440	1,402
Packers Holdings, LLC, Initial Term Loan
4.737%, 11/18/2024 (D)	1,770	1,747
Power Borrower, LLC, Term Loan, 1st Lien
5.851%, 03/06/2025 (D)	1,050	1,000
UFC Holdings, LLC, Term Loan, 1st Lien
5.690%, 04/29/2026 (D)	2,477	2,470
Xperi Corporation, Term Loan B-1
4.939%, 12/01/2023	2,067	2,031

		20,173

Printing & Publishing — 0.1%
A-L Parent LLC, Initial Term Loan, 1st Lien
5.690%, VAR LIBOR+3.250%, 12/01/2023	1,664	1,657

Professional & Business Services — 2.6%
Albany Molecular, Term Loan, 1st Lien
5.689%, VAR LIBOR+3.250%, 08/30/2024	3,693	3,596

120	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Ancestry.com, 1st Lien
5.690%, 10/19/2023	$1,144	$1,142
Dun & Bradstreet, Term Loan, 1st Lien
7.430%, 02/06/2026	2,848	2,841
Envigo Laboratories, Inc. (fka BPA Laboratories Inc.), Dollar Term Loan, 1st Lien
11.040%, VAR US LIBOR+8.500%, 10/31/2021 (E)	1,421	1,414
Envigo Laboratories, Inc. (fka BPA Laboratories Inc.), Term Loan, 1st Lien
8.351%, VAR LIBOR+5.750%, 04/29/2020 (E)	2,000	1,930
Formula One Management Limited, Term Loan B, 1st Lien
4.939%, VAR LIBOR+2.500%, 02/01/2024	1,440	1,405
GFL Environmental, Incremental Term Loan
5.439%, 05/30/2025	1,260	1,232
GFL Environmental, Term Loan
5.439%, 05/30/2025	2,386	2,333
LegalZoom, Term Loan, 1st Lien
6.930%, 11/21/2024	1,965	1,965
NAB Holdings, LLC, 2018 Refinancing Term Loan, 1st Lien
5.601%, VAR LIBOR+3.000%, 07/01/2024	1,755	1,732
National Mentor/CIVI, Term Loan B, 1st Lien
6.690%, 03/09/2026	2,296	2,301
NEP, Term Loan, 1st Lien
5.689%, 10/20/2025	1,476	1,473
Parexel International, Term Loan B, 1st Lien
5.189%, VAR LIBOR+2.750%, 09/27/2024	948	901
PI UK Holdco II Limited, Facility B1, 1st Lien
5.939%, VAR LIBOR+3.500%, 01/03/2025	3,492	3,441
SAI Global, Term Loan B, 1st Lien
6.979%, VAR LIBOR+4.500%, 12/08/2023	1,569	1,365
Sedgwick CMS, Term Loan B, 1st Lien
5.689%, 12/31/2025	2,752	2,709
Tempo Acquisition, LLC, Initial Term Loan, 1st Lien
5.439%, VAR LIBOR+3.000%, 05/01/2024	2,366	2,353
West Corporation, Term B Loan, 1st Lien
6.439%, 10/10/2024	758	706
West Corporation., Term Loan, 1st Lien
6.439%, 10/10/2024	784	729

		35,568

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)

Real Estate — 0.5%
Blackstone Mortgage Trust, Inc., Initial Term Loan
4.939%, 04/23/2026	$1,444	$1,444
Forest City, Term Loan, 1st Lien
6.439%, 12/08/2025	3,987	3,995
RE/MAX, LLC (fka RE/MAX International, LLC), Term Loan, 1st Lien
5.189%, VAR LIBOR+2.750%, 12/15/2023	1,956	1,944

		7,383

Retail Food & Drug — 0.3%
Bass Pro Group, Term Loan B
7.439%, 09/25/2024	918	892
BJ’s Wholesale Club, Inc., Tranche B Term Loan, 1st Lien
5.453%, VAR LIBOR+3.750%, 02/03/2024	1,195	1,195
General Nutrition Centers Inc., FILO Term Loan, 1st Lien
9.440%, VAR LIBOR+7.000%, 12/31/2022	1,277	1,288

		3,375

Retailing — 1.5%
1011778 BC ULC, Term Loan B3, 1st Lien
4.689%, VAR LIBOR+2.250%, 02/16/2024	1,346	1,328
Belron Finance US LLC, Initial Term B Loan, 1st Lien
5.065%, VAR LIBOR+2.500%, 11/07/2024 (E)	1,633	1,627
Belron, Term Loan B, 1st Lien
5.035%, 11/13/2025	275	275
GGP/Brookfield Retail, Term Loan B, 1st Lien
4.939%, 08/27/2025	1,809	1,758
GGP/Brookfield Retail, Term Loan, 1st Lien
5.939%, 08/01/2025	2,043	2,037
4.939%, 08/27/2025	602	585
IRB Holding Corp., Term Loan B, 1st Lien
5.690%, VAR LIBOR+3.250%, 02/05/2025	3,168	3,133
LSF9 Atlantis Holdings, LLC, Senior Lien Term Loan, 1st Lien
8.467%, VAR LIBOR+6.000%, 05/01/2023	2,502	2,337
Mister Car Wash, Term Loan, 1st Lien
5.949%, 05/08/2026 (D)	3,734	3,724
0.500%, 05/08/2026 (D)	44	44

SEI Institutional Investments Trust / Annual Report / May 31, 2019	121

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Petco Animal Supplies Inc., Term Loan, 1st Lien
5.833%, VAR LIBOR+3.000%, 01/26/2023	$3,389	$2,581
Wand Newco 3, Inc., Initial Term Loan
5.967%, 02/05/2026	980	981

		20,410

Securities & Trusts — 0.1%
Titan Acquisition, Term Loan, 1st Lien
5.439%, VAR LIBOR+3.000%, 03/28/2025	1,710	1,639

Telecommunications — 1.6%
Avaya Inc., Term Loan B, 1st Lien
6.690%, VAR LIBOR+4.250%, 12/15/2024 (D)	1,100	1,076
CenturyLink Inc., Term Loan B, 1st Lien
5.189%, VAR LIBOR+2.750%, 01/31/2025	1,664	1,617
Greeneden U.S. Holdings I, LLC, Tranche B-3 Dollar Term Loan, 1st Lien
5.689%, VAR LIBOR+3.500%, 12/01/2023	1,393	1,378
Intelsat Jackson Holdings S.A., Term Loan B4, 1st Lien
6.930%, VAR LIBOR+4.500%, 01/02/2024	355	354
Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan, 1st Lien
6.180%, VAR LIBOR+3.750%, 11/27/2023	5,143	5,068
Level 3 Financing, Inc., Tranche B 2024 Term Loan, 1st Lien
4.754%, VAR LIBOR+2.250%, 02/22/2024	892	877
Sprint Communications Inc., Term Loan, 1st Lien
5.500%, 02/02/2024	3,305	3,265
Sprint Communications, Inc., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+2.500%, 02/02/2024	1,598	1,561
Syniverse Holdings Inc., Term Loan, 1st Lien
7.440%, VAR LIBOR+5.000%, 03/09/2023	933	867
Topco, Inc., Initial Term Loan
5.439%, 11/15/2024 (D)	1,100	1,091
VeriFone Systems, Inc., Term Loan, 1st Lien
6.520%, 08/20/2025	1,182	1,166

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
WideOpenWest Finance, LLC, Eighth Amendment Term B Loan, 1st Lien
5.680%, VAR LIBOR+3.250%, 08/18/2023	$2,641	$2,570

		20,890

Utilities — 0.4%
Distributed Power, Term Loan B, 1st Lien
5.736%, 10/31/2025	1,233	1,212
Edgewater Generation, Term Loan B
6.189%, 12/13/2025 (D)	2,795	2,790
Edgewater Generation, Term Loan B, 1st Lien
0.000%, 12/13/2025 (D)	568	566
Exgen Renewables IV, LLC, Loan, 1st Lien
5.530%, VAR LIBOR+3.000%, 11/28/2024	1,329	1,260

		5,828

Total Loan Participations (Cost $407,170) ($ Thousands)		402,496

ASSET-BACKED SECURITIES — 19.4%

Automotive — 1.6%

American Credit Acceptance Receivables Trust, Ser 2016-3, Cl B
2.870%, 08/12/2022 (C)	35	35
American Credit Acceptance Receivables Trust, Ser 2018-3, Cl A
2.920%, 08/12/2021 (C)	131	131
American Credit Acceptance Receivables Trust, Ser 2019-2, Cl A
2.850%, 07/12/2022 (C)	240	240
Americredit Automobile Receivables Trust, Ser 2014-4, Cl D
3.070%, 11/09/2020	1,293	1,293
AmeriCredit Automobile Receivables Trust, Ser 2015-2, Cl C
2.400%, 01/08/2021	954	953
AmeriCredit Automobile Receivables Trust, Ser 2016-3, Cl A3
1.460%, 05/10/2021	16	16
ARI Fleet Lease Trust, Ser 2017-A, Cl A2
1.910%, 04/15/2026 (C)	169	168
ARI Fleet Lease Trust, Ser 2018-A, Cl A2
2.550%, 10/15/2026 (C)	195	195
Avis Budget Rental Car Funding AESOP LLC, Ser 2019-1A, Cl A
3.450%, 03/20/2023 (C)	2,000	2,041
BMW Vehicle Lease Trust, Ser 2017-2, Cl A2A
1.800%, 02/20/2020	15	15

122	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl D
3.160%, 11/20/2020	$1,556	$1,556
CarMax Auto Owner Trust, Ser 2016-3, Cl C
2.200%, 06/15/2022	630	628
Chesapeake Funding II LLC, Ser 2017-2A, Cl A1
1.990%, 05/15/2029 (C)	278	276
Chesapeake Funding II LLC, Ser 2017-4A, Cl A1
2.120%, 11/15/2029 (C)	686	682
CIG Auto Receivables Trust, Ser 2017-1A, Cl A
2.710%, 05/15/2023 (C)	80	80
CPS Auto Receivables Trust, Ser 2017-D, Cl A
1.870%, 03/15/2021 (C)	18	18
CPS Auto Receivables Trust, Ser 2018-A, Cl A
2.160%, 05/17/2021 (C)	43	43
CPS Auto Receivables Trust, Ser 2018-D, Cl A
3.060%, 01/18/2022 (C)	251	251
Credit Acceptance Auto Loan Trust, Ser 2017-2A, Cl A
2.550%, 02/17/2026 (C)	660	659
Credit Acceptance Auto Loan Trust, Ser 2017-3A, Cl A
2.650%, 06/15/2026 (C)	290	290
Drive Auto Receivables Trust, Ser 2018-4, Cl A3
3.040%, 11/15/2021	230	230
DT Auto Owner Trust, Ser 2018-3A, Cl A
3.020%, 02/15/2022 (C)	380	380
DT Auto Owner Trust, Ser 2019-1A, Cl A
3.080%, 09/15/2022 (C)	256	257
Enterprise Fleet Financing LLC, Ser 2016-2, Cl A2
1.740%, 02/22/2022 (C)	59	59
Enterprise Fleet Financing LLC, Ser 2017-2, Cl A2
1.970%, 01/20/2023 (C)	143	143
Enterprise Fleet Financing LLC, Ser 2017-3, Cl A2
2.130%, 05/22/2023 (C)	259	258
Exeter Automobile Receivables Trust, Ser 2017-3A, Cl A
2.050%, 12/15/2021 (C)	46	46
Exeter Automobile Receivables Trust, Ser 2018-1A, Cl A
2.210%, 05/17/2021 (C)	14	14
Exeter Automobile Receivables Trust, Ser 2018-4A, Cl A
3.050%, 12/15/2021 (C)	465	465
Exeter Automobile Receivables Trust, Ser 2019-1A, Cl A
3.200%, 04/15/2022 (C)	498	500

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
First Investors Auto Owner Trust, Ser 2017-2A, Cl A1
1.860%, 10/15/2021 (C)	$21	$21
Flagship Credit Auto Trust, Ser 2017-2, Cl A
1.850%, 07/15/2021 (C)	62	62
Flagship Credit Auto Trust, Ser 2017-3, Cl A
1.880%, 10/15/2021 (C)	209	209
Flagship Credit Auto Trust, Ser 2018-3, Cl A
3.070%, 02/15/2023 (C)	194	195
Flagship Credit Auto Trust, Ser 2019-1, Cl A
3.110%, 08/15/2023 (C)	368	370
Flagship Credit Auto Trust, Ser 2019-2, Cl A
2.830%, 10/16/2023 (C)	600	602
GLS Auto Receivables Issuer Trust, Ser 2019-1A, Cl A
3.370%, 01/17/2023 (C)	271	273
GLS Auto Receivables Trust, Ser 2017-1A, Cl A2
2.670%, 04/15/2021 (C)	85	85
GLS Auto Receivables Trust, Ser 2018-1A, Cl A
2.820%, 07/15/2022 (C)	359	359
GLS Auto Receivables Trust, Ser 2018-3A, Cl A
3.350%, 08/15/2022 (C)	250	251
GM Financial Automobile Leasing Trust, Ser 2017-3, Cl A3
2.010%, 11/20/2020	176	176
GM Financial Automobile Leasing Trust, Ser 2019-1, Cl A2A
2.910%, 04/20/2021	380	381
Hertz Fleet Lease Funding, Ser 2019-1, Cl A2
2.700%, 01/10/2033 (C)	595	595
Mercedes-Benz Auto Lease Trust, Ser 2018-A, Cl A2
2.200%, 04/15/2020	64	64
Mercedes-Benz Auto Lease Trust, Ser 2019-A, Cl A2
3.010%, 02/16/2021	335	336
Prestige Auto Receivables Trust, Ser 2017-1A, Cl A3
2.050%, 10/15/2021 (C)	974	973
Prestige Auto Receivables Trust, Ser 2018-1A, Cl A2
2.970%, 12/15/2021 (C)	252	252
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl C
2.460%, 03/15/2022	600	600
Santander Drive Auto Receivables Trust, Ser 2019-1, Cl A2A
2.910%, 01/18/2022	1,025	1,027
Securitized Term Auto Receivables Trust, Ser 2019-1A, Cl A3
2.986%, 02/27/2023 (C)	650	658

SEI Institutional Investments Trust / Annual Report / May 31, 2019	123

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Skopos Auto Receivables Trust, Ser 2018-1A, Cl A
3.190%, 09/15/2021 (C)	$151	$151
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A3
1.300%, 04/15/2020	6	6
United Auto Credit Securitization Trust, Ser 2018-1, Cl B
2.760%, 10/13/2020 (C)	101	101
United Auto Credit Securitization Trust, Ser 2019-1, Cl A
2.820%, 07/12/2021 (C)	510	510
Westlake Automobile Receivables Trust, Ser 2018-1A, Cl A2B
2.690%, VAR ICE LIBOR USD 1 Month+0.250%, 12/15/2020 (C)	143	143
Westlake Automobile Receivables Trust, Ser 2018-3A, Cl A2A
2.980%, 01/18/2022 (C)	95	95
Westlake Automobile Receivables Trust, Ser 2019-1A, Cl A2A
3.060%, 05/16/2022 (C)	470	472
World Omni Auto Receivables Trust, Ser 2019-A, Cl A2
3.020%, 04/15/2022	560	563

		21,452

Credit Cards — 1.4%

Capital One Multi-Asset Execution Trust, Ser 2016-A4, Cl A4
1.330%, 06/15/2022	8,300	8,279
Capital One Multi-Asset Execution Trust, Ser 2017-A2, Cl A2
2.850%, VAR ICE LIBOR USD 1 Month+0.410%, 01/15/2025	2,639	2,645
Chase Issuance Trust, Ser 2012-A4, Cl A4
1.580%, 08/15/2021	6,349	6,337
Discover Card Execution Note Trust, Ser 2018-A4, Cl A4
3.110%, 01/16/2024	2,000	2,040
Master Credit Card Trust II, Ser 2018-1A, Cl A
2.932%, VAR ICE LIBOR USD 1 Month+0.490%, 07/21/2024 (C)	295	294

		19,595

Mortgage Related Securities — 0.4%

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-3, Cl M1
3.330%, VAR ICE LIBOR USD 1 Month+0.900%, 09/25/2034	2,180	2,192

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2005-4, Cl M1
2.880%, VAR ICE LIBOR USD 1 Month+0.450%, 10/25/2035	$2,361	$2,372
Renaissance Home Equity Loan Trust, Ser 2003-4, Cl A3
3.050%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2034	1,424	1,426

		5,990

Other Asset-Backed Securities — 16.0%

321 Henderson Receivables I LLC, Ser 2007- 1A, Cl A1
2.640%, VAR ICE LIBOR USD 1 Month+0.200%, 03/15/2042 (C)	2,272	2,191
Academic Loan Funding Trust, Ser 2012-1A, Cl A2
3.530%, VAR ICE LIBOR USD 1 Month+1.100%, 12/27/2044 (C)	2,088	2,088
AccessLex Institute, Ser 2005-1, Cl A4
2.817%, VAR ICE LIBOR USD 3 Month+0.210%, 06/22/2037	1,463	1,411
ACIS CLO, Ser 2017-7A, Cl B
4.329%, VAR ICE LIBOR USD 3 Month+1.750%, 05/01/2027 (C)	1,500	1,486
Allegro CLO I, Ser 2017-1A, Cl A2R
4.233%, VAR ICE LIBOR USD 3 Month+1.650%, 01/30/2026 (C)	2,500	2,497
AMMC CLO, Ser 2016-19A, Cl C
5.397%, VAR ICE LIBOR USD 3 Month+2.800%, 10/15/2028 (C)	1,500	1,498
AMMC CLO, Ser 2017-16A, Cl CR
4.947%, VAR ICE LIBOR USD 3 Month+2.350%, 04/14/2029 (C)	1,000	998
Apidos CLO XII, Ser 2018-12A, Cl AR
3.677%, VAR ICE LIBOR USD 3 Month+1.080%, 04/15/2031 (C)	725	722
Ares XXIX CLO, Ser 2017-1A, Cl A1R
3.778%, VAR ICE LIBOR USD 3 Month+1.190%, 04/17/2026 (C)	1,558	1,558
Ares XXXIII CLO, Ser 2016-1A, Cl A2R
4.549%, VAR ICE LIBOR USD 3 Month+1.950%, 12/05/2025 (C)	600	599
Argent Securities, Ser 2006-W2, Cl A2B
2.620%, VAR ICE LIBOR USD 1 Month+0.190%, 03/25/2036	1,164	732
Avant Loans Funding Trust, Ser 2019-A, Cl A
3.480%, 07/15/2022 (C)	248	249
Avery Point IV CLO, Ser 2017-1A, Cl AR
3.680%, VAR ICE LIBOR USD 3 Month+1.100%, 04/25/2026 (C)	363	363

124	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Avery Point IV CLO, Ser 2017-1A, Cl CR
4.930%, VAR ICE LIBOR USD 3 Month+2.350%, 04/25/2026 (C)	$2,000	$2,001
Barings BDC Static CLO, Ser 2019-1A, Cl A1
3.544%, VAR ICE LIBOR USD 3 Month+1.020%, 04/15/2027 (C)	375	375
Bayview Opportunity Master Fund IVa Trust, Ser 2017-RT1, Cl A1
3.000%, 03/28/2057 (A)(C)	2,428	2,445
Bear Stearns Asset-Backed Securities I Trust, Ser 2006-EC1, Cl M1
2.840%, VAR ICE LIBOR USD 1 Month+0.410%, 12/25/2035	115	115
Black Diamond CLO, Ser 2017-1A, Cl A1A
3.871%, VAR ICE LIBOR USD 3 Month+1.290%, 04/24/2029 (C)	2,000	1,998
Black Diamond CLO, Ser 2017-1A, Cl A2R
4.038%, VAR ICE LIBOR USD 3 Month+1.450%, 02/06/2026 (C)	1,000	995
BlueMountain CLO, Ser 2017-2A, Cl A1R
3.772%, VAR ICE LIBOR USD 3 Month+1.180%, 10/22/2030 (C)	2,425	2,427
BlueMountain CLO, Ser 2018-2A, Cl A
3.628%, VAR ICE LIBOR USD 3 Month+1.110%, 08/15/2031 (C)	3,500	3,482
Bravo Mortgage Asset Trust, Ser 2006-1A, Cl A2
2.670%, VAR ICE LIBOR USD 1 Month+0.240%, 07/25/2036 (C)	445	444
Brazos Student Finance, Ser 2010-1, Cl A1
3.502%, VAR ICE LIBOR USD 3 Month+0.900%, 06/25/2035	1,309	1,303
BRE Grand Islander Timeshare Issuer LLC, Ser 2019-A, Cl A
3.280%, 09/26/2033 (C)	1,968	1,996
Carlyle Global Market Strategies CLO, Ser 2018-1A, Cl A1R2
3.558%, VAR ICE LIBOR USD 3 Month+0.970%, 04/17/2031 (C)	650	644
Carlyle Global Market Strategies CLO, Ser 2018-2A, Cl A1R
3.362%, VAR ICE LIBOR USD 3 Month+0.780%, 04/27/2027 (C)	700	698
Cedar Funding VI CLO, Ser 2018-6A, Cl AR
3.682%, VAR ICE LIBOR USD 3 Month+1.090%, 10/20/2028 (C)	3,500	3,492
CIFC Funding, Ser 2017-1A, Cl A1R
3.851%, VAR ICE LIBOR USD 3 Month+1.250%, 07/16/2030 (C)	500	499
CLUB Credit Trust, Ser 2017-P2, Cl A
2.610%, 01/15/2024 (C)	141	140

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Cole Park CLO, Ser 2018-1A, Cl AR
3.642%, VAR ICE LIBOR USD 3 Month+1.050%, 10/20/2028 (C)	$700	$700
Columbia Cent CLO 27, Ser 2018-27A, Cl A1
3.730%, VAR ICE LIBOR USD 3 Month+1.150%, 10/25/2028 (C)	600	600
Credit-Based Asset Servicing & Securitization LLC, Ser 2005-CB7, Cl M1
3.045%, VAR ICE LIBOR USD 1 Month+0.615%, 11/25/2035	2,987	2,992
Crown Point CLO II, Ser 2017-2A, Cl B1LR
5.397%, VAR ICE LIBOR USD 3 Month+2.800%, 12/31/2023 (C)	1,000	1,001
CWABS Asset-Backed Certificates Trust, Ser 2004-5, Cl 2A
2.930%, VAR ICE LIBOR USD 1 Month+0.500%, 10/25/2034	2,678	2,665
CWABS Asset-Backed Certificates Trust, Ser 2004-5, Cl 3A
2.890%, VAR ICE LIBOR USD 1 Month+0.460%, 09/25/2034	4	4
CWABS Asset-Backed Certificates Trust, Ser 2006-11, Cl 3AV2
2.590%, VAR ICE LIBOR USD 1 Month+0.160%, 09/25/2046	2,392	2,359
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Ser 2006-RES, Cl 4L1A
2.720%, VAR ICE LIBOR USD 1 Month+0.280%, 02/15/2034 (C)	1,599	1,582
CWHEQ Revolving Home Equity Loan Trust, Ser 2006-I, Cl 2A
2.580%, VAR ICE LIBOR USD 1 Month+0.140%, 01/15/2037	1,939	1,840
DLL Securitization Trust, Ser 2017-A, Cl A2
1.890%, 07/15/2020 (C)	55	55
Domino’s Pizza Master Issuer LLC, Ser 2017-1A, Cl A2I
3.830%, VAR ICE LIBOR USD 3 Month+1.250%, 07/25/2047 (C)	3,930	3,929
Dryden 71 CLO, Ser 2019-71A, Cl A
3.843%, VAR ICE LIBOR USD 3 Month+1.150%, 01/15/2029 (C)	1,320	1,326
ECAF I, Ser 2015-1A, Cl A1
3.473%, 06/15/2040 (C)	657	659
Education Loan Asset-Backed Trust I, Ser 2013-1, Cl A1
3.230%, VAR ICE LIBOR USD 1 Month+0.800%, 06/25/2026 (C)	228	228
Educational Funding of the South, Ser 2011-1, Cl A2
3.230%, VAR ICE LIBOR USD 3 Month+0.650%, 04/25/2035	322	319

SEI Institutional Investments Trust / Annual Report / May 31, 2019	125

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Elara HGV Timeshare Issuer, Ser 2017-A, Cl A
2.690%, 03/25/2030 (C)	$1,230	$1,232
Element Rail Leasing II LLC, Ser 2015-1A, Cl A1
2.707%, 02/19/2045 (C)	2,142	2,134
Encore Credit Receivables Trust, Ser 2005-3, Cl M2
3.165%, VAR ICE LIBOR USD 1 Month+0.735%, 10/25/2035	11	11
Encore Credit Receivables Trust, Ser 2005-3, Cl M3
3.195%, VAR ICE LIBOR USD 1 Month+0.765%, 10/25/2035	2,600	2,616
Engs Commercial Finance Trust, Ser 2018-1A, Cl A1
2.970%, 02/22/2021 (C)	126	126
Finance of America Structured Securities Trust, Ser 2018-HB1, Cl A
3.375%, 09/25/2028 (A)(C)	228	228
Ford Credit Floorplan Master Owner Trust, Ser 2016-3, Cl B
1.750%, 07/15/2021	365	365
Ford Credit Floorplan Master Owner Trust, Ser 2016-5, Cl A1
1.950%, 11/15/2021	600	598
Ford Credit Floorplan Master Owner Trust, Ser 2016-5, Cl B
2.160%, 11/15/2021	325	324
Fremont Home Loan Trust, Ser 2004-D, Cl M1
3.300%, VAR ICE LIBOR USD 1 Month+0.870%, 11/25/2034	1,118	1,123
GCO Education Loan Funding Trust,
Ser 2006-1, Cl A9L
2.811%, VAR ICE LIBOR USD 3 Month+0.160%, 05/25/2026	3,178	3,168
Goal Capital Funding Trust, Ser 2005-2, Cl A4
2.721%, VAR ICE LIBOR USD 3 Month+0.200%, 08/25/2044	2,000	1,932
Great American Auto Leasing, Ser 2019-1, Cl A2
2.970%, 06/15/2021 (C)	530	533
Greenpoint Manufactured Housing, Ser 1999-5, Cl M1A
8.300%, 10/15/2026 (A)	703	738
Greenpoint Manufactured Housing, Ser 2000-4, Cl A3
4.442%, VAR ICE LIBOR USD 1 Month+2.000%, 08/21/2031	2,525	2,465
Greenwood Park CLO Ltd., Ser 2018-1A, Cl A2
3.607%, VAR ICE LIBOR USD 3 Month+1.010%, 04/15/2031 (C)	1,367	1,357

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
GSAMP Trust, Ser 2004-WF, Cl M1
3.300%, VAR ICE LIBOR USD 1 Month+0.870%, 10/25/2034	$1,334	$1,324
GSAMP Trust, Ser 2005-HE6, Cl M1
2.870%, VAR ICE LIBOR USD 1 Month+0.440%, 11/25/2035	110	111
GSAMP Trust, Ser 2005-SEA2, Cl B1
3.680%, VAR ICE LIBOR USD 1 Month+1.250%, 01/25/2045 (C)	1,442	1,454
GSAMP Trust, Ser 2005-SEA2, Cl M1
2.950%, VAR ICE LIBOR USD 1 Month+0.520%, 01/25/2045 (C)	650	650
Higher Education Funding I, Ser 2005-1, Cl A5
2.681%, VAR ICE LIBOR USD 3 Month+0.160%, 02/25/2032	255	255
Hilton Grand Vacations Trust, Ser 2014-AA, Cl A
1.770%, 11/25/2026 (C)	874	868
Home Partners of America Trust, Ser 2017-1, Cl A
3.249%, VAR LIBOR USD 1 Month+0.817%, 07/17/2034 (C)	5,203	5,179
Home Partners of America Trust, Ser 2017-1, Cl B
3.782%, VAR LIBOR USD 1 Month+1.350%, 07/17/2034 (C)	2,250	2,247
Home Partners of America Trust, Ser 2018-1, Cl A
3.332%, VAR LIBOR USD 1 Month+0.900%, 07/17/2037 (C)	2,788	2,769
Invitation Homes Trust, Ser 2017-SFR2, Cl B
3.582%, VAR LIBOR USD 1 Month+1.150%, 12/17/2036 (C)	1,000	997
Invitation Homes Trust, Ser 2018-SFR1, Cl C
3.682%, VAR LIBOR USD 1 Month+1.250%, 03/17/2037 (C)	2,000	1,987
Invitation Homes Trust, Ser 2018-SFR3, Cl C
3.732%, VAR LIBOR USD 1 Month+1.300%, 07/17/2037 (C)	2,000	1,995
Iowa State Student Loan Liquidity, Ser 2011-1, Cl A
3.860%, VAR ICE LIBOR USD 3 Month+1.250%, 06/25/2042	427	431
Keycorp Student Loan Trust, Ser 2000-B, Cl A2
2.890%, VAR ICE LIBOR USD 3 Month+0.310%, 07/25/2029	2,107	2,086
KKR CLO, Ser 2018-21, Cl A
3.597%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2031 (C)	580	575

126	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
LCM XXV, Ser 2017-25A, Cl A
3.802%, VAR ICE LIBOR USD 3 Month+1.210%, 07/20/2030 (C)	$3,828	$3,834
Madison Park Funding XII, Ser 2017-12A, Cl AR
3.852%, VAR ICE LIBOR USD 3 Month+1.260%, 07/20/2026 (C)	211	211
Madison Park Funding XV, Ser 2017-15A, Cl A2R
4.082%, VAR ICE LIBOR USD 3 Month+1.500%, 01/27/2026 (C)	550	550
Madison Park Funding XXX, Ser 2018-30A, Cl A
3.347%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2029 (C)	1,000	990
Magnetite VIII, Ser 2018-8A, Cl AR2
3.577%, VAR ICE LIBOR USD 3 Month+0.980%, 04/15/2031 (C)	780	775
Marlette Funding Trust, Ser 2017-3A, Cl A
2.360%, 12/15/2024 (C)	42	42
Marlette Funding Trust, Ser 2018-1A, Cl A
2.610%, 03/15/2028 (C)	97	97
Marlette Funding Trust, Ser 2018-4A, Cl A
3.710%, 12/15/2028 (C)	169	170
Marlette Funding Trust, Ser 2019-1A, Cl A
3.440%, 04/16/2029 (C)	329	332
Marlette Funding Trust, Ser 2019-2A, Cl A
3.130%, 07/16/2029 (C)	425	427
Master Asset-Backed Securities Trust, Ser 2006-NC3, Cl A3
2.530%, VAR ICE LIBOR USD 1 Month+0.100%, 10/25/2036	2,495	1,543
Michigan Finance Authority, Ser 2015-1, Cl A1
3.180%, VAR ICE LIBOR USD 1 Month+0.750%, 04/29/2030	2,738	2,742
Mid-State Capital Trust, Ser 2004-1, Cl M1
6.497%, 08/15/2037	774	835
Morgan Stanley Asset-Backed Security Capital I Trust, Ser 2006-HE8, Cl A2B
2.530%, VAR ICE LIBOR USD 1 Month+0.100%, 10/25/2036	2,402	1,465
Morgan Stanley Dean Witter Capital I Trust, Ser 2002-AM3, Cl M1
3.855%, VAR ICE LIBOR USD 1 Month+1.425%, 02/25/2033	12	12
Morgan Stanley Dean Witter Capital I Trust, Ser 2003-NC4, Cl M2
5.430%, VAR ICE LIBOR USD 1 Month+3.000%, 04/25/2033	15	15
MP CLO VIII, Ser 2018-2A, Cl BR
4.002%, VAR ICE LIBOR USD 3 Month+1.420%, 10/28/2027 (C)	2,000	1,986

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
MVW Owner Trust, Ser 2014-1A, Cl A
2.250%, 09/22/2031 (C)	$1,473	$1,464
MVW Owner Trust, Ser 2015-1A, Cl A
2.520%, 12/20/2032 (C)	2,038	2,032
Nationstar HECM Loan Trust, Ser 2018-1A, Cl A
2.760%, 02/25/2028 (A)(C)	101	101
Nationstar HECM Loan Trust, Ser 2018-2A, Cl A
3.188%, 07/25/2028 (A)(C)	70	70
Nelnet Student Loan Trust, Ser 2007-1, Cl B1
2.671%, VAR ICE LIBOR USD 3 Month+0.150%, 08/25/2037	1,467	1,451
Nelnet Student Loan Trust, Ser 2013-1, Cl A6
2.974%, VAR ICE LIBOR USD 3 Month+0.450%, 08/23/2036 (C)	1,357	1,323
New Century Home Equity Loan Trust, Ser 2005-C, Cl A2C
2.680%, VAR ICE LIBOR USD 1 Month+0.250%, 12/25/2035	138	138
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS1, Cl A
3.193%, 01/25/2023 (C)	3,112	3,119
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS2, Cl A
3.265%, 02/25/2023 (C)	2,365	2,374
NYCTL Trust, Ser 2017-A, Cl A
1.870%, 11/10/2030 (C)	118	116
OCP CLO, Ser 2017-8A, Cl A1R
3.438%, VAR ICE LIBOR USD 3 Month+0.850%, 04/17/2027 (C)	1,100	1,099
OCTR, Ser 2013-4A, Cl AR
3.435%, VAR ICE LIBOR USD 3 Month+0.900%, 08/13/2025 (C)	2,901	2,903
OneMain Financial Issuance Trust, Ser 2016- 1A, Cl B
4.570%, 02/20/2029 (C)	240	244
Origen Manufactured Housing Contract Trust, Ser 2002-A, Cl M1
7.870%, 05/15/2032 (A)	384	392
OZLM XII, Ser 2018-12A, Cl A1R
3.633%, VAR ICE LIBOR USD 3 Month+1.050%, 04/30/2027 (C)	500	499
Park Place Securities Asset-Backed Pass- Through Certificates, Ser 2005-WHQ1, Cl M5
3.555%, VAR ICE LIBOR USD 1 Month+1.125%, 03/25/2035	4,242	4,244
Prosper Marketplace Issuance Trust, Ser 2018-1A, Cl A
3.110%, 06/17/2024 (C)	252	252
PRPM LLC, Ser 2018-1A, Cl A1
3.750%, 04/25/2023 (A)(C)	222	223

SEI Institutional Investments Trust / Annual Report / May 31, 2019	127

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Riserva CLO, Ser 2016-3A, Cl A
4.061%, VAR ICE LIBOR USD 3 Month+1.460%, 10/18/2028 (C)	$2,500	$2,506
SACO I Trust, Ser 2005-9, Cl A1
2.930%, VAR ICE LIBOR USD 1 Month+0.500%, 12/25/2035	37	37
SACO I Trust, Ser 2005-GP1, Cl A1
2.790%, VAR ICE LIBOR USD 1 Month+0.360%, 08/25/2030	487	483
SACO I Trust, Ser 2005-WM3, Cl A1
2.950%, VAR ICE LIBOR USD 1 Month+0.520%, 09/25/2035	238	237
SACO I Trust, Ser 2006-6, Cl A
2.690%, VAR ICE LIBOR USD 1 Month+0.260%, 06/25/2036	592	576
Saxon Asset Securities Trust, Ser 2003-3, Cl AF6
4.713%, 12/25/2033	34	34
Saxon Asset Securities Trust, Ser 2006-2, Cl A3C
2.580%, VAR ICE LIBOR USD 1 Month+0.150%, 09/25/2036	1,126	1,123
Scholar Funding Trust, Ser 2010-A, Cl A
3.332%, VAR ICE LIBOR USD 3 Month+0.750%, 10/28/2041 (C)	4,700	4,668
Scholar Funding Trust, Ser 2011-A, Cl A
3.482%, VAR ICE LIBOR USD 3 Month+0.900%, 10/28/2043 (C)	2,702	2,693
Sierra Timeshare Receivables Funding, Ser 2014-3A, Cl A
2.300%, 10/20/2031 (C)	217	217
Sierra Timeshare Receivables Funding, Ser 2015-1A, Cl A
2.400%, 03/22/2032 (C)	597	596
SLC Student Loan Trust, Ser 2005-3, Cl A3
2.731%, VAR ICE LIBOR USD 3 Month+0.120%, 06/15/2029	3,736	3,715
SLC Student Loan Trust, Ser 2007-1, Cl A4
2.578%, VAR ICE LIBOR USD 3 Month+0.060%, 05/15/2029	1,938	1,901
SLM Student Loan Trust, Ser 2005-4, Cl A3
2.700%, VAR ICE LIBOR USD 3 Month+0.120%, 01/25/2027	297	295
SLM Student Loan Trust, Ser 2008-5, Cl A4
4.280%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	466	473
SLM Student Loan Trust, Ser 2008-9, Cl A
4.080%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	491	495
SLM Student Loan Trust, Ser 2013-6, Cl A3
3.080%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/2055	1,701	1,687

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SoFi Consumer Loan Program LLC, Ser 2017- 1, Cl A
3.280%, 01/26/2026 (C)	$317	$319
SoFi Consumer Loan Program LLC, Ser 2017- 6, Cl A1
2.200%, 11/25/2026 (C)	57	57
SoFi Consumer Loan Program Trust, Ser 2018-1, Cl A1
2.550%, 02/25/2027 (C)	160	160
SoFi Consumer Loan Program Trust, Ser 2018-2, Cl A1
2.930%, 04/26/2027 (C)	81	81
SoFi Consumer Loan Program Trust, Ser 2018-3, Cl A1
3.200%, 08/25/2027 (C)	57	57
SoFi Consumer Loan Program Trust, Ser 2019-1, Cl A
3.240%, 02/25/2028 (C)	362	365
SoFi Consumer Loan Program Trust, Ser 2019-3, Cl A
2.900%, 05/25/2028 (C)	600	602
SoFi Professional Loan Program LLC, Ser 2017-A, Cl A1
3.130%, VAR ICE LIBOR USD 1 Month+0.700%, 03/26/2040 (C)	454	455
SoFi Professional Loan Program, Ser 2017-C, Cl A1
3.030%, VAR ICE LIBOR USD 1 Month+0.600%, 07/25/2040 (C)	650	649
Soundview Home Equity Loan Trust, Ser 2005-4, Cl M2
2.900%, VAR ICE LIBOR USD 1 Month+0.470%, 03/25/2036	3,458	3,450
Springleaf Funding Trust, Ser 2016-AA, Cl A
2.900%, 11/15/2029 (C)	1,001	1,001
Structured Asset Investment Loan Trust, Ser 2003-BC11, Cl A3
3.380%, VAR ICE LIBOR USD 1 Month+0.950%, 10/25/2033	3,365	3,391
Structured Asset Investment Loan Trust, Ser 2003-BC12, Cl 2A
3.150%, VAR ICE LIBOR USD 1 Month+0.720%, 11/25/2033	3,093	3,108
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A8
3.430%, VAR ICE LIBOR USD 1 Month+1.000%, 09/25/2034	3,807	3,816
Structured Asset Investment Loan Trust, Ser 2004-BNC1, Cl A4
3.370%, VAR ICE LIBOR USD 1 Month+0.940%, 09/25/2034	1,400	1,402

128	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Student Loan ABS Repackaging Trust, Ser 2007-1, Cl 2A1
2.797%, VAR LIBOR USD 3 Month+0.215%, 07/27/2036 (C)	$2,005	$1,995
TCI-Flatiron CLO, Ser 2017-1A, Cl B
4.085%, VAR ICE LIBOR USD 3 Month+1.560%, 11/18/2030 (C)	500	494
Telos CLO, Ser 2017-3A, Cl AR
3.888%, VAR ICE LIBOR USD 3 Month+1.300%, 07/17/2026 (C)	3,000	3,002
Thacher Park CLO, Ser 2017-1A, Cl AR
3.752%, VAR ICE LIBOR USD 3 Month+1.160%, 10/20/2026 (C)	2,344	2,347
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (A)(C)	660	658
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
3.030%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (C)	2,944	2,934
Towd Point Mortgage Trust, Ser 2019-HY1, Cl A1
3.430%, VAR ICE LIBOR USD 1 Month+1.000%, 10/25/2048 (C)	1,857	1,865
Treman Park CLO, Ser 2018-1A, Cl ARR
3.662%, VAR ICE LIBOR USD 3 Month+1.070%, 10/20/2028 (C)	550	551
TRESTLES CLO, Ser 2017-1A, Cl A1A
3.870%, VAR ICE LIBOR USD 3 Month+1.290%, 07/25/2029 (C)	5,000	5,013
Triton Container Finance VI LLC, Ser 2017- 1A, Cl A
3.520%, 06/20/2042 (C)	761	768
Tryon Park CLO, Ser 2018-1A, Cl A1SR
3.487%, VAR ICE LIBOR USD 3 Month+0.890%, 04/15/2029 (C)	270	269
Venture VII CDO, Ser 2006-7A, Cl A1B
2.922%, VAR ICE LIBOR USD 3 Month+0.330%, 01/20/2022 (C)	1,647	1,642
Verizon Owner Trust, Ser 2017-2A, Cl B
2.220%, 12/20/2021 (C)	260	260
VOLT LXIV LLC, Ser 2017-NP11, Cl A1
3.375%, 10/25/2047 (C)	585	585
VOLT LXX LLC, Ser 2018-NPL6, Cl A1A
4.115%, 09/25/2048 (C)	321	323
Volvo Financial Equipment Master Owner Trust, Ser 2017-A, Cl A
2.940%, VAR ICE LIBOR USD 1 Month+0.500%, 11/15/2022 (C)	95	95
Voya CLO, Ser 2016-2A, Cl A2
4.692%, VAR ICE LIBOR USD 3 Month+2.100%, 07/19/2028 (C)	1,650	1,649
Voya CLO, Ser 2017-2A, Cl A1R
3.838%, VAR ICE LIBOR USD 3 Month+1.250%, 04/17/2030 (C)	4,404	4,407

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Voya CLO, Ser 2017-3A, Cl A1A
3.822%, VAR ICE LIBOR USD 3 Month+1.230%, 07/20/2030 (C)	$1,500	$1,505
Voya CLO, Ser 2017-3A, Cl A1R
3.300%, VAR ICE LIBOR USD 3 Month+0.720%, 07/25/2026 (C)	1,984	1,979
Voya CLO, Ser 2017-4A, Cl A1
3.727%, VAR ICE LIBOR USD 3 Month+1.130%, 10/15/2030 (C)	3,597	3,597
VSE VOI Mortgage, Ser 2017-A, Cl A
2.330%, 03/20/2035 (C)	1,907	1,894
Wachovia Student Loan Trust, Ser 2006-1, Cl A6
2.750%, VAR ICE LIBOR USD 3 Month+0.170%, 04/25/2040 (C)	4,000	3,884
Westgate Resorts, Ser 2015-2A, Cl B
4.000%, 07/20/2028 (C)	115	115

		222,133

Total Asset-Backed Securities (Cost $267,393) ($ Thousands)		269,170

CORPORATE OBLIGATIONS — 5.5%

Communication Services — 0.5%
AT&T
3.531%, VAR ICE LIBOR USD 3 Month+0.930%, 06/30/2020	750	755
Comcast
3.032%, VAR ICE LIBOR USD 3 Month+0.440%, 10/01/2021	700	703
Discovery Communications LLC
2.200%, 09/20/2019	185	185
Sinclair Television Group
5.625%, 08/01/2024 (C)	2,475	2,500
Sirius XM Radio
5.375%, 04/15/2025 (C)	79	79
Tribune Media
5.875%, 07/15/2022	2,400	2,426

		6,648

Consumer Discretionary — 0.7%
Alimentation Couche-Tard
3.108%, VAR ICE LIBOR USD 3 Month+0.500%, 12/13/2019 (C)	350	350
2.350%, 12/13/2019 (C)	600	598
Century Communities
6.750%, 06/01/2027 (C)	412	406
Churchill Downs
5.500%, 04/01/2027 (C)	375	381
4.750%, 01/15/2028 (C)	375	360
Dollar Tree
3.288%, VAR ICE LIBOR USD 3 Month+0.700%, 04/17/2020	660	660

SEI Institutional Investments Trust / Annual Report / May 31, 2019	129

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
eBay
3.453%, VAR ICE LIBOR USD 3 Month+0.870%, 01/30/2023	$1,000	$1,001
Ford Motor Credit LLC
3.867%, VAR ICE LIBOR USD 3 Month+1.270%, 03/28/2022	500	491
3.006%, VAR ICE LIBOR USD 3 Month+0.430%, 11/02/2020	500	495
General Motors Financial
3.527%, VAR ICE LIBOR USD 3 Month+0.930%, 04/13/2020	800	803
3.105%, VAR ICE LIBOR USD 3 Month+0.540%, 11/06/2020	500	498
Marriott International
3.245%, VAR ICE LIBOR USD 3 Month+0.650%, 03/08/2021	350	351
3.120%, VAR ICE LIBOR USD 3 Month+0.600%, 12/01/2020	475	476
Nissan Motor Acceptance MTN
3.487%, VAR ICE LIBOR USD 3 Month+0.890%, 01/13/2022 (C)	800	798
Panther BF Aggregator 2
8.500%, 05/15/2027 (C)	1,523	1,519
6.250%, 05/15/2026 (C)	690	704
Volkswagen Group of America Finance LLC
3.475%, VAR ICE LIBOR USD 3 Month+0.940%, 11/12/2021 (C)	300	302

		10,193

Consumer Staples – 0.2%
Conagra Brands
3.342%, VAR ICE LIBOR USD 3 Month+0.750%, 10/22/2020	700	700
Kraft Heinz Foods
3.365%, VAR ICE LIBOR USD 3 Month+0.820%, 08/10/2022	700	698
Reckitt Benckiser Treasury Services
3.162%, VAR ICE LIBOR USD 3 Month+0.560%, 06/24/2022 (C)	700	697

		2,095

Energy – 0.2%
Andeavor Logistics
5.500%, 10/15/2019	375	378
Blue Racer Midstream LLC
6.125%, 11/15/2022 (C)	795	791
FTS International
6.250%, 05/01/2022	270	255
Petroleos Mexicanos
6.000%, 03/05/2020	225	230
Phillips 66
3.347%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2020 (C)	790	790

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.121%, VAR ICE LIBOR USD 3 Month+0.600%, 02/26/2021	$400	$400

		2,844

Financials – 1.9%
ABN AMRO Bank MTN
3.002%, VAR ICE LIBOR USD 3 Month+0.410%, 01/19/2021 (C)	750	751
Assurant
3.860%, VAR ICE LIBOR USD 3 Month+1.250%, 03/26/2021	595	594
Bank of America MTN
3.772%, VAR ICE LIBOR USD 3 Month+1.180%, 10/21/2022	625	633
3.752%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	550	556
3.242%, VAR ICE LIBOR USD 3 Month+0.650%, 10/01/2021	500	502
Bank of Nova Scotia
3.247%, VAR ICE LIBOR USD 3 Month+0.640%, 03/07/2022	500	504
BB&T MTN
2.799%, VAR ICE LIBOR USD 3 Month+0.220%, 02/01/2021	1,000	999
BPCE MTN
3.743%, VAR ICE LIBOR USD 3 Month+1.220%, 05/22/2022 (C)	550	554
Canadian Imperial Bank of Commerce
3.335%, VAR ICE LIBOR USD 3 Month+0.720%, 06/16/2022	950	957
Capital One
3.733%, VAR ICE LIBOR USD 3 Month+1.150%, 01/30/2023	850	858
Capital One Financial
3.295%, VAR ICE LIBOR USD 3 Month+0.760%, 05/12/2020	550	552
Citibank
3.097%, VAR ICE LIBOR USD 3 Month+0.500%, 06/12/2020	525	527
2.885%, VAR ICE LIBOR USD 3 Month+0.350%, 02/12/2021	625	626
Citizens Bank
3.331%, VAR ICE LIBOR USD 3 Month+0.810%, 05/26/2022	1,025	1,028
3.060%, VAR ICE LIBOR USD 3 Month+0.540%, 03/02/2020	500	501
Cooperatieve Rabobank UA
3.414%, VAR ICE LIBOR USD 3 Month+0.830%, 01/10/2022	1,000	1,011
Credit Agricole MTN
3.571%, VAR ICE LIBOR USD 3 Month+0.970%, 06/10/2020 (C)	1,000	1,007

130	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Danske Bank MTN
3.030%, VAR ICE LIBOR USD 3 Month+0.510%, 03/02/2020 (C)	$500	$499
Deutsche Bank NY
3.407%, VAR ICE LIBOR USD 3 Month+0.815%, 01/22/2021	550	543
Goldman Sachs Group
3.696%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/2022	750	756
3.688%, VAR ICE LIBOR USD 3 Month+1.170%, 11/15/2021	930	938
HSBC Holdings
3.247%, VAR ICE LIBOR USD 3 Month+0.650%, 09/11/2021	550	551
ING Groep
3.751%, VAR ICE LIBOR USD 3 Month+1.150%, 03/29/2022	700	709
Intesa Sanpaolo NY
3.218%, VAR ICE LIBOR USD 3 Month+0.630%, 07/17/2019	225	225
Jackson National Life Global Funding
3.339%, VAR ICE LIBOR USD 3 Month+0.730%, 06/27/2022 (C)	500	504
JPMorgan Chase
3.787%, VAR ICE LIBOR USD 3 Month+1.205%, 10/29/2020	198	200
3.151%, VAR ICE LIBOR USD 3 Month+0.550%, 03/09/2021	600	601
Manufacturers & Traders Trust
3.130%, VAR ICE LIBOR USD 3 Month+0.610%, 05/18/2022	1,025	1,027
Marsh & McLennan
3.500%, 12/29/2020	95	96
Morgan Stanley
3.772%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/2022	625	631
Nordea Bank Abp
3.464%, VAR ICE LIBOR USD 3 Month+0.940%, 08/30/2023 (C)	525	517
Regions Bank
3.035%, VAR ICE LIBOR USD 3 Month+0.500%, 08/13/2021	400	399
Standard Chartered
3.742%, VAR ICE LIBOR USD 3 Month+1.150%, 01/20/2023 (C)	525	524
Synchrony Financial
3.806%, VAR ICE LIBOR USD 3 Month+1.230%, 02/03/2020	1,000	1,004
Toronto-Dominion Bank MTN
2.820%, VAR ICE LIBOR USD 3 Month+0.240%, 01/25/2021	500	500

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
UBS MTN
3.370%, VAR ICE LIBOR USD 3 Month+0.850%, 06/01/2020	$1,000	$1,007
UniCredit MTN
6.572%, 01/14/2022 (C)	350	366
Wells Fargo
3.691%, VAR ICE LIBOR USD 3 Month+1.110%, 01/24/2023	550	556
Zions Bancorp
3.350%, 03/04/2022	2,000	2,027

		26,340

Health Care — 0.2%
Becton Dickinson
3.476%, VAR ICE LIBOR USD 3 Month+0.875%, 12/29/2020	375	375
Cardinal Health
3.381%, VAR ICE LIBOR USD 3 Month+0.770%, 06/15/2022	975	969
Cigna
3.265%, VAR ICE LIBOR USD 3 Month+0.650%, 09/17/2021 (C)	400	400
3.200%, 09/17/2020 (C)	400	403
CVS Health
3.321%, VAR ICE LIBOR USD 3 Month+0.720%, 03/09/2021	540	542
HCA
6.500%, 02/15/2020	450	460

		3,149

Industrials — 0.9%
AerCap Ireland Capital DAC
4.450%, 12/16/2021	2,000	2,068
Air Lease
2.125%, 01/15/2020	500	498
Allison Transmission
5.875%, 06/01/2029 (C)	1,233	1,244
BAE Systems Holdings
6.375%, 06/01/2019 (C)	600	600
Builders FirstSource
6.750%, 06/01/2027 (C)	337	340
Fortive
1.800%, 06/15/2019	52	52
GFL Environmental
8.500%, 05/01/2027 (C)	1,564	1,596
Nielsen Luxembourg
5.000%, 02/01/2025 (C)	1,540	1,500
RBS Global
4.875%, 12/15/2025 (C)	1,450	1,425
Tutor Perini
6.875%, 05/01/2025 (C)	967	929

SEI Institutional Investments Trust / Annual Report / May 31, 2019	131

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
United Technologies
3.175%, VAR ICE LIBOR USD 3 Month+0.650%, 08/16/2021	$375	$375
XPO Logistics
6.750%, 08/15/2024 (C)	2,104	2,164

		12,791

Information Technology — 0.2%
Broadcom
2.375%, 01/15/2020	1,100	1,097
DXC Technology
2.875%, 03/27/2020	565	566
Hewlett Packard Enterprise
3.318%, VAR ICE LIBOR USD 3 Month+0.720%, 10/05/2021	300	300

		1,963

Materials — 0.2%
Berry Global (Escrow Security)
5.625%, 07/15/2027 (C)	327	330
4.875%, 07/15/2026 (C)	1,377	1,370
DowDuPont
3.228%, VAR ICE LIBOR USD 3 Month+0.710%, 11/15/2020	700	705
International Flavors & Fragrances
3.400%, 09/25/2020	200	202
Syngenta Finance
3.698%, 04/24/2020 (C)	525	527

		3,134

Real Estate — 0.4%
American Tower
2.800%, 06/01/2020	458	458
Brookfield Property REIT
5.750%, 05/15/2026 (C)	1,650	1,673
HCP
2.625%, 02/01/2020	450	449
Realogy Group LLC
4.875%, 06/01/2023 (C)	1,842	1,691
RHP Hotel Properties
5.000%, 04/15/2023	1,035	1,040

		5,311

Utilities — 0.1%
DTE Energy
1.500%, 10/01/2019	435	434
Emera US Finance
2.150%, 06/15/2019	230	230
Sempra Energy
1.625%, 10/07/2019	260	259

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southern
3.292%, VAR ICE LIBOR USD 3 Month+0.700%, 09/30/2020 (C)	$400	$400
Southern Power
3.183%, VAR ICE LIBOR USD 3 Month+0.550%, 12/20/2020 (C)	375	375
Texas Energy (Escrow Security)
3.962%, 12/31/2034 (E)	63	–

		1,698

Total Corporate Obligations (Cost $76,023) ($ Thousands)		76,166

U.S. TREASURY OBLIGATIONS — 0.9%
U.S. Treasury Notes
2.875%, 11/15/2021	4,000	4,090
2.375%, 03/15/2022	8,000	8,104

Total U.S. Treasury Obligations (Cost $12,040) ($ Thousands)		12,194

MUNICIPAL BONDS — 0.1%

California — 0.1%
California State, GO
Callable 10/01/2021 @ 100
3.260%, 04/01/2047 (F)	925	926

Utah — 0.0%
Utah State, Board of Regents, Ser 2016-1, Cl A, RB
3.180%, VAR ICE LIBOR USD 1 Month+0.750%, 09/25/2056	347	347

Total Municipal Bonds (Cost $1,269) ($ Thousands)		1,273

	Shares

COMMON STOCK — 0.0%
Boart Longyear *	4,626,675	11
TE Holdcorp *	102,547	—

Total Common Stock (Cost $3,176) ($ Thousands)		11

132	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS — 0.0%
Lion Holdings, Expires 12/30/2027
Strike Price $– *(E)	29,715	$–

Total Warrants (Cost $—) ($ Thousands)		–

	Shares

PREFERRED STOCK — 0.0%
TE Holdcorp, 0.000% (E)(G)	179,484	—

Total Preferred Stock (Cost $1,427) ($ Thousands)		—

CASH EQUIVALENT — 5.2%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	72,574,455	72,574

Total Cash Equivalent (Cost $72,574) ($ Thousands)		72,574

	Face Amount (Thousands)

REPURCHASE AGREEMENT — 0.1%
BNP Paribas 2.500%, dated 05/31/19, to be repurchased on 06/03/19, repurchase price $1,200,250 (collateralized by U.S. Government and Treasury obligations,ranging in par value $300 - $906,400, 2.500% - 5.000%, 09/30/20 - 12/20/45; total market value $1,224,000) (H)	$1,200	1,200

Total Repurchase Agreement (Cost $1,200) ($ Thousands)		1,200

Total Investments in Securities — 102.1% (Cost $1,414,256) ($ Thousands)		$1,417,162

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Notes	(117)	Sep-2019	$(14,679)	$(14,830)	$(151)
U.S. 2-Year Treasury Notes	(115)	Oct-2019	(24,600)	(24,688)	(88)
U.S. 5-Year Treasury Notes	124	Oct-2019	14,482	14,554	72
U.S. 5-Year Treasury Notes	(20)	Oct-2019	(2,333)	(2,347)	(14)
U.S. Long Treasury Bond	(1)	Sep-2019	(151)	(154)	(3)

			$(27,281)	$(27,465)	$(184)

SEI Institutional Investments Trust / Annual Report / May 31, 2019	133

SCHEDULE OF INVESTMENTS

May 31, 2019

Opportunistic Income Fund (Concluded)

Percentages are based on Net Assets of $1,388,921 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2019.

†	Investment in Affiliated Security (see Note 6).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2019, the value of these securities amounted to $422,114 ($ Thousands), representing 30.4% of the Net Assets of the Fund.

(D)	Unsettled bank loan. Interest rate may not be available.

(E)	Level 3 security in accordance with fair value hierarchy.

(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(G)	There is currently no rate available.

(H)	Tri-Party Repurchase Agreement.

ABS — Asset-Backed Security

ARM — Adjustable Rate Mortgage

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GMAC — General Motors Acceptance Corporation

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

NCUA — National Credit Union Association

RB — Revenue Bond

REIT — Real Estate investment Trust

REMIC — Real Estate Mortgage Investment Conduit

ULC — Unlimited Liability Company

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3†	Total
Mortgage-Backed Securities	$–	$582,078	$–	$582,078
Loan Participations	–	388,725	13,771	402,496
Asset-Backed Securities	–	269,170	–	269,170
Corporate Obligations	–	76,166	–	76,166
U.S. Treasury Obligations	–	12,194	–	12,194
Municipal Bonds	–	1,273	–	1,273
Common Stock	11	–	–	11
Preferred Stock	–	–	–	–
Warrants	–	–	–	–
Cash Equivalent	72,574	–	–	72,574
Repurchase Agreement	–	1,200	–	1,200

Total Investments in Securities	$72,585	$1,330,806	$13,771	$1,417,162

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$72	$–	$–	$72
Unrealized Depreciation	(256)	–	–	(256)

Total Other Financial Instruments	$(184)	$–	$–	$(184)

† A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

134	SEI Institutional Investments Trust / Annual Report / May 31, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$67,686	$835,586	$(830,698)	$—	$—	$72,574	72,574,455	$958	$—

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	135

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 39.2%

Agency Mortgage-Backed Obligations — 33.8%
FHLMC
10.000%, 03/17/2026	$11	$11
7.500%, 08/01/2030 to 12/01/2036	449	504
7.000%, 05/01/2024 to 03/01/2039	125	140
6.500%, 10/01/2031 to 09/01/2039	777	882
6.000%, 03/01/2020 to 08/01/2038	1,070	1,160
5.500%, 02/01/2035 to 12/01/2038	2,279	2,540
5.000%, 04/01/2020 to 04/01/2049	31,686	33,651
4.500%, 11/01/2025 to 11/01/2048	39,082	41,044
4.000%, 10/01/2025 to 06/01/2049	152,349	158,709
3.500%, 03/01/2033 to 04/01/2049	232,182	239,007
3.000%, 03/01/2031 to 04/30/2049	85,567	86,316
2.500%, 11/01/2031 to 07/01/2032	15,714	15,743
FHLMC ARM
5.202%, VAR ICE LIBOR USD 12 Month+2.330%, 05/01/2036	88	94
4.975%, VAR ICE LIBOR USD 12 Month+1.992%, 12/01/2036	132	140
4.345%, VAR ICE LIBOR USD 12 Month+1.595%, 10/01/2036	37	39
3.859%, VAR ICE LIBOR USD 12 Month+1.640%, 07/01/2048	1,077	1,121
FHLMC CMO, Ser 1999-2174, Cl PN 6.000%, 07/15/2029	15	16
FHLMC CMO, Ser 2001-2312, Cl Z 6.500%, 05/15/2031	154	170
FHLMC CMO, Ser 2002-2399, Cl XG 6.500%, 01/15/2032	40	45

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2003-2671, Cl S
10.286%, VAR LIBOR USD 1 Month+14.758%, 09/15/2033	$59	$72
FHLMC CMO, Ser 2003-2684, Cl ZN
4.000%, 10/15/2033	116	122
FHLMC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	296	327
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037 (A)	6	5
FHLMC CMO, Ser 2008-3451, Cl SB, IO
3.590%, VAR LIBOR USD 1 Month+6.030%, 05/15/2038	255	27
FHLMC CMO, Ser 2009-3546, Cl A
4.343%, 02/15/2039 (B)	88	91
FHLMC CMO, Ser 2010-3621, Cl SB, IO
3.790%, VAR LIBOR USD 1 Month+6.230%, 01/15/2040	117	18
FHLMC CMO, Ser 2012-4010, Cl KM
3.000%, 01/15/2042	767	782
FHLMC CMO, Ser 2012-4030, Cl HS, IO
4.170%, VAR LIBOR USD 1 Month+6.610%, 04/15/2042	69	13
FHLMC CMO, Ser 2012-4102, Cl TC
2.500%, 09/15/2041	2,899	2,892
FHLMC CMO, Ser 2012-4119, Cl IN, IO
3.500%, 10/15/2032	599	76
FHLMC CMO, Ser 2013-4161, Cl BA
2.500%, 12/15/2041	6,461	6,514
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	1,035	147
FHLMC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	1,641	1,586
FHLMC CMO, Ser 2013-4227, Cl VA
3.500%, 10/15/2037	1,300	1,336
FHLMC CMO, Ser 2014-4368, Cl CA
3.750%, 11/15/2036	1,081	1,106
FHLMC CMO, Ser 2017-4705, Cl A
4.500%, 09/15/2042	2,415	2,581
FHLMC CMO, Ser 2017-4742, Cl PA
3.000%, 10/15/2047	6,987	7,062
FHLMC CMO, Ser 2018-4763, Cl CA
3.000%, 09/15/2038	698	718
FHLMC CMO, Ser 2018-4767, Cl KA
3.000%, 03/15/2048	3,113	3,187
FHLMC CMO, Ser 2018-4786, Cl DP
4.500%, 07/15/2042	1,936	1,995
FHLMC CMO, Ser 2018-4787, Cl AK
3.000%, 05/15/2048	5,234	5,246
FHLMC CMO, Ser 2018-4796, Cl AK
3.000%, 05/15/2048	6,870	6,886
FHLMC CMO, Ser 2018-4802, Cl A
3.000%, 06/15/2048	6,567	6,588

136	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	$3,375	$3,395
FHLMC CMO, Ser 2018-4856, Cl FD
2.740%, VAR LIBOR USD 1 Month+0.300%, 08/15/2040	2,520	2,523
FHLMC Multifamily Structured Pass-Through Certificates, Ser J15F, Cl A2
2.710%, 12/25/2020	296	296
FHLMC Multifamily Structured Pass-Through Certificates, Ser K015, Cl X1, IO
1.564%, 07/25/2021 (B)	2,755	77
FHLMC Multifamily Structured Pass-Through Certificates, Ser K016, Cl X1, IO
1.478%, 10/25/2021 (B)	461	14
FHLMC Multifamily Structured Pass-Through Certificates, Ser K021, Cl A1
1.603%, 01/25/2022	196	194
FHLMC Multifamily Structured Pass-Through Certificates, Ser K029, Cl A1
2.839%, 10/25/2022	150	151
FHLMC Multifamily Structured Pass-Through Certificates, Ser K032, Cl X1, IO
0.101%, 05/25/2023 (B)	62,375	266
FHLMC Multifamily Structured Pass-Through Certificates, Ser K041, Cl X1, IO
0.548%, 10/25/2024 (B)	7,699	199
FHLMC Multifamily Structured Pass-Through Certificates, Ser K091, Cl X1, IO
0.559%, 03/25/2029 (B)	3,950	192
FHLMC Multifamily Structured Pass-Through Certificates, Ser K091, Cl A2
3.505%, 03/25/2029	1,700	1,813
FHLMC Multifamily Structured Pass-Through Certificates, Ser K092, Cl X1, IO
0.852%, 04/25/2029 (B)	10,000	600
FHLMC Multifamily Structured Pass-Through Certificates, Ser K157, Cl A3
3.990%, 08/25/2033 (B)	4,400	4,879
FHLMC Multifamily Structured Pass-Through Certificates, Ser K158, Cl A3
3.900%, 10/25/2033 (B)	3,345	3,675
FHLMC Multifamily Structured Pass-Through Certificates, Ser K726, Cl X1, IO
0.881%, 04/25/2024 (B)	13,359	462
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF12, Cl A
3.181%, VAR LIBOR USD 1 Month+0.700%, 09/25/2022	135	135
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF27, Cl A
2.901%, VAR LIBOR USD 1 Month+0.420%, 12/25/2026	119	118

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF42, Cl A
2.731%, VAR LIBOR USD 1 Month+0.250%, 12/25/2024	$2,335	$2,322
FHLMC Multifamily Structured Pass-Through Certificates, Ser KP03, Cl A2
1.780%, 07/25/2019	2	1
FHLMC Multifamily Structured Pass-Through Certificates, Ser X3FX, Cl A2FX
3.000%, 06/25/2027	2,210	2,240
FHLMC Reference REMIC CMO, Ser 2006- R007, Cl ZA
6.000%, 05/15/2036	1,155	1,315
FHLMC REMIC CMO, Ser 2011-3866, Cl SA, IO
3.510%, VAR LIBOR USD 1 Month+5.950%, 05/15/2041	706	86
FHLMC STRIPS CMO, Ser 2012-264, Cl 30
3.000%, 07/15/2042	5,403	5,467
FHLMC STRIPS CMO, Ser 2012-271, Cl 30
3.000%, 08/15/2042	2,153	2,180
FHLMC STRIPS CMO, Ser 2016-353, Cl S1, IO
3.560%, VAR LIBOR USD 1 Month+6.000%, 12/15/2046	1,090	175
FHLMC STRIPS CMO, Ser 2017-356, Cl 300
3.000%, 09/15/2047	7,079	7,140
FHLMC STRIPS CMO, Ser 2017-360, Cl 300
3.000%, 11/15/2047	3,917	3,979
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
4.080%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	3,919	3,945
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M2
5.377%, VAR ICE LIBOR USD 1 Month+2.900%, 07/25/2028	1,741	1,765
FNMA
8.000%, 05/01/2023 to 06/01/2031	44	49
7.500%, 06/01/2030 to 11/01/2038	188	214
7.000%, 09/01/2026 to 02/01/2039	1,161	1,344
6.500%, 12/01/2022 to 10/01/2037	652	722
6.000%, 10/01/2019 to 10/01/2040	3,187	3,554
5.500%, 06/01/2020 to 08/01/2038	3,029	3,319
5.000%, 02/01/2020 to 04/01/2049	96,235	103,539
4.500%, 07/01/2020 to 09/01/2057	209,619	220,698
4.381%, 06/01/2021	2,915	2,947
4.363%, 11/01/2021	4,713	4,836
4.050%, 01/01/2021	1,430	1,470
4.000%, 07/01/2020 to 06/01/2057	163,549	170,292
3.980%, 08/01/2021	4,080	4,233
3.900%, 06/01/2028	2,050	2,230
3.770%, 01/01/2029	760	822
3.740%, 07/01/2020 to 11/01/2028	2,312	2,400
3.500%, 07/01/2031 to 03/01/2057	138,824	142,368

SEI Institutional Investments Trust / Annual Report / May 31, 2019	137

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
3.490%, 02/01/2033	$3,000	$3,186
3.480%, 08/01/2028	5,520	5,862
3.380%, 05/01/2028	124	132
3.350%, 05/01/2029	160	169
3.310%, 05/01/2031	200	208
3.300%, 04/01/2029 to 02/01/2030	529	554
3.290%, 10/01/2020	901	909
3.260%, 05/01/2029	730	765
3.240%, 05/01/2029	770	806
3.210%, 11/01/2037	4,679	4,719
3.190%, 05/01/2029 to 05/01/2030	2,601	2,691
3.160%, 05/01/2029	430	447
3.150%, 03/01/2028	930	968
3.090%, 05/01/2029	600	622
3.080%, 01/01/2028	160	166
3.040%, 06/01/2029	1,000	1,008
3.010%, 05/01/2028	2,841	2,937
3.000%, 05/01/2029 to 11/01/2048	70,253	70,848
2.950%, 05/01/2031	3,248	3,313
2.820%, 06/01/2022	2,709	2,773
2.810%, 04/01/2025	250	257
2.705%, 04/01/2023	202	205
2.500%, 10/01/2042	3,211	3,171
FNMA ARM
4.565%, VAR ICE LIBOR USD 12 Month+1.565%, 05/01/2037	3	3
4.554%, VAR ICE LIBOR USD 12 Month+1.594%, 12/01/2035	27	28
3.752%, VAR ICE LIBOR USD 12 Month+1.620%, 08/01/2048	978	1,013
3.672%, VAR ICE LIBOR USD 12 Month+1.611%, 12/01/2048	1,303	1,347
3.132%, VAR ICE LIBOR USD 12 Month+1.620%, 03/01/2047	1,837	1,876
2.953%, VAR ICE LIBOR USD 12 Month+1.599%, 08/01/2047	1,445	1,470
FNMA CMO
3.300%, 05/25/2049	500	498
FNMA CMO, Ser 1992-143, Cl M
8.000%, 09/25/2022	44	46
FNMA CMO, Ser 1992-69, Cl Z
8.000%, 05/25/2022	38	40
FNMA CMO, Ser 1992-96, Cl B, PO
0.000%, 05/25/2022 (A)	–	–
FNMA CMO, Ser 1993-149, Cl SH
11.500%, VAR LIBOR USD 1 Month+65.406%, 08/25/2023	31	36
FNMA CMO, Ser 1993-99, Cl Z
7.000%, 07/25/2023	156	165
FNMA CMO, Ser 1994-31, Cl ZC
6.500%, 02/25/2024	116	122
FNMA CMO, Ser 1994-63, Cl PK
7.000%, 04/25/2024	115	124

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 1997-32, Cl PG
6.500%, 04/25/2027	$111	$123
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	135	139
FNMA CMO, Ser 2001-52, Cl YZ
6.500%, 10/25/2031	18	21
FNMA CMO, Ser 2003-124, Cl TS
9.800%, VAR LIBOR USD 1 Month+100.800%, 01/25/2034	11	13
FNMA CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	334	378
FNMA CMO, Ser 2005-74, Cl CS
13.338%, VAR LIBOR USD 1 Month+20.020%, 05/25/2035	91	110
FNMA CMO, Ser 2006-104, Cl MI, IO
4.320%, VAR LIBOR USD 1 Month+6.750%, 11/25/2036	901	85
FNMA CMO, Ser 2006-125, Cl SM, IO
4.770%, VAR LIBOR USD 1 Month+7.200%, 01/25/2037	482	74
FNMA CMO, Ser 2006-33, Cl LS
19.216%, VAR LIBOR USD 1 Month+30.150%, 05/25/2036	76	114
FNMA CMO, Ser 2006-46, Cl SW
15.291%, VAR LIBOR USD 1 Month+24.199%, 06/25/2036	64	93
FNMA CMO, Ser 2006-51, Cl SP, IO
4.220%, VAR LIBOR USD 1 Month+6.650%, 03/25/2036	81	11
FNMA CMO, Ser 2007-64, Cl FA
2.900%, VAR LIBOR USD 1 Month+0.470%, 07/25/2037	11	11
FNMA CMO, Ser 2007-68, Cl SC, IO
4.270%, VAR LIBOR USD 1 Month+6.700%, 07/25/2037	165	26
FNMA CMO, Ser 2008-22, Cl SI, IO
4.000%, VAR LIBOR USD 1 Month+6.430%, 03/25/2037	1,491	23
FNMA CMO, Ser 2008-24, Cl NA
6.750%, 06/25/2037	21	23
FNMA CMO, Ser 2009-103, Cl MB
4.588%, 12/25/2039 (B)	129	137
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037 (A)	1,342	1,170
FNMA CMO, Ser 2010-123, Cl PM
4.000%, 07/25/2040	3,508	3,640
FNMA CMO, Ser 2010-150, Cl SK, IO
4.100%, VAR LIBOR USD 1 Month+6.530%, 01/25/2041	652	119
FNMA CMO, Ser 2010-27, Cl AS, IO
4.050%, VAR LIBOR USD 1 Month+6.480%, 04/25/2040	792	149

138	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2011-2, Cl WA
5.836%, 02/25/2051 (B)	$113	$122
FNMA CMO, Ser 2011-75, Cl FA
2.980%, VAR LIBOR USD 1 Month+0.550%, 08/25/2041	126	127
FNMA CMO, Ser 2011-90, Cl QI, IO
5.000%, 05/25/2034	497	16
FNMA CMO, Ser 2011-96, Cl SA, IO
4.120%, VAR LIBOR USD 1 Month+6.550%, 10/25/2041	1,571	261
FNMA CMO, Ser 2012-133, Cl CS, IO
3.720%, VAR LIBOR USD 1 Month+6.150%, 12/25/2042	1,005	178
FNMA CMO, Ser 2012-134, Cl MS, IO
3.720%, VAR LIBOR USD 1 Month+6.150%, 12/25/2042	423	81
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	28	30
FNMA CMO, Ser 2012-35, Cl SC, IO
4.070%, VAR LIBOR USD 1 Month+6.500%, 04/25/2042	462	80
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	574	623
FNMA CMO, Ser 2012-70, Cl YS, IO
4.220%, VAR LIBOR USD 1 Month+6.650%, 02/25/2041	209	21
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042 (A)	51	45
FNMA CMO, Ser 2012-74, Cl SA, IO
4.220%, VAR LIBOR USD 1 Month+6.650%, 03/25/2042	734	103
FNMA CMO, Ser 2012-75, Cl NS, IO
4.170%, VAR LIBOR USD 1 Month+6.600%, 07/25/2042	266	48
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042 (A)	101	90
FNMA CMO, Ser 2013-101, Cl BO, PO
0.000%, 10/25/2043 (A)	1,319	1,137
FNMA CMO, Ser 2013-101, Cl CO, PO
0.000%, 10/25/2043 (A)	2,993	2,363
FNMA CMO, Ser 2013-124, Cl SB, IO
3.520%, VAR LIBOR USD 1 Month+5.950%, 12/25/2043	761	136
FNMA CMO, Ser 2013-26, Cl HI, IO
3.000%, 04/25/2032	859	59
FNMA CMO, Ser 2013-30, Cl CA
1.500%, 04/25/2043	645	606
FNMA CMO, Ser 2013-54, Cl BS, IO
3.720%, VAR LIBOR USD 1 Month+6.150%, 06/25/2043	479	96
FNMA CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	1,298	1,504

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	$1,453	$1,616
FNMA CMO, Ser 2016-60, Cl QS, IO
3.670%, VAR LIBOR USD 1 Month+6.100%, 09/25/2046	1,516	235
FNMA CMO, Ser 2017-13, Cl PA
3.000%, 08/25/2046	1,863	1,910
FNMA CMO, Ser 2017-76, Cl SB, IO
3.670%, VAR LIBOR USD 1 Month+6.100%, 10/25/2057	2,812	500
FNMA CMO, Ser 2017-85, Cl SC, IO
3.770%, 11/25/2017	892	137
FNMA CMO, Ser 2018-14, Cl KC
3.000%, 03/25/2048	3,568	3,693
FNMA CMO, Ser 2018-15, Cl AB
3.000%, 03/25/2048	818	824
FNMA CMO, Ser 2018-38, Cl LA
3.000%, 06/25/2048	7,739	7,747
FNMA CMO, Ser 2018-38, Cl PA
3.500%, 06/25/2047	4,681	4,815
FNMA CMO, Ser 2018-43, Cl CT
3.000%, 06/25/2048	6,529	6,541
FNMA CMO, Ser 2018-45, Cl GA
3.000%, 06/25/2048	14,173	14,198
FNMA CMO, Ser 2018-50, Cl BA
3.000%, 07/25/2048	14,562	14,576
FNMA CMO, Ser 2018-56, Cl CH
3.000%, 08/25/2048	3,201	3,206
FNMA CMO, Ser 2018-57, Cl PT
3.000%, 08/25/2048	2,440	2,443
FNMA CMO, Ser 2018-59, Cl DA
3.000%, 08/25/2048	6,983	6,993
FNMA CMO, Ser 2018-79, Cl FA
2.680%, VAR LIBOR USD 1 Month+0.250%, 11/25/2048	4,125	4,098
FNMA CMO, Ser 2018-8, Cl KL
2.500%, 03/25/2047	2,254	2,243
FNMA CMO, Ser 2018-86, Cl JA
4.000%, 05/25/2047	1,072	1,122
FNMA CMO, Ser 2019-1, Cl AB
3.500%, 02/25/2049	2,739	2,793
FNMA CMO, Ser 2019-14, Cl FB
2.902%, VAR LIBOR USD 1 Month+0.400%, 04/25/2059	1,549	1,546
FNMA CMO, Ser 2019-18, Cl FH
2.780%, VAR LIBOR USD 1 Month+0.350%, 05/25/2049	2,478	2,473
FNMA CMO, Ser 2019-25, Cl YF
2.933%, VAR LIBOR USD 1 Month+0.450%, 10/25/2046	4,861	4,866
FNMA Interest STRIPS CMO, Ser 2002-323, Cl 16, IO
7.000%, 01/25/2032	188	32

SEI Institutional Investments Trust / Annual Report / May 31, 2019	139

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Interest STRIPS CMO, Ser 2003-334, Cl 16, IO
6.500%, 02/25/2033	$245	$52
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C17, IO
4.000%, 11/25/2041	996	172
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C1, IO
3.000%, 11/25/2026	1,655	114
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	910	154
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	917	166
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	1,239	88
FNMA Interest STRIPS CMO, Ser 2012-411, Cl A3
3.000%, 08/25/2042	3,663	3,713
FNMA Interest STRIPS CMO, Ser 2012-414, Cl A35
3.500%, 10/25/2042	5,071	5,273
FNMA TBA
5.000%, 06/01/2038	11,355	11,987
4.500%, 06/14/2042	10,240	10,697
4.000%, 07/13/2039 to 06/15/2045	49,975	51,573
3.500%, 06/15/2026 to 06/15/2045	156,765	160,052
3.000%, 06/25/2027 to 06/13/2042	20,685	20,796
FNMA, Ser 141, Cl 1
2.964%, 05/01/2027	3,999	4,142
FNMA, Ser 2014-M12, Cl FA
2.780%, VAR LIBOR USD 1 Month+0.300%, 10/25/2021	368	367
FNMA, Ser 2014-M3, Cl X2, IO
0.083%, 01/25/2024 (B)	41,281	141
FNMA, Ser 2015-M8, Cl X2, IO
0.145%, 01/25/2025 (B)	80,561	554
FNMA, Ser 2016-M11, Cl AL
2.944%, 07/25/2039	851	859
FNMA, Ser 2017-M7, Cl A2
2.961%, 02/25/2027 (B)	751	766
FNMA, Ser 2018-M1, Cl A2
2.986%, 12/25/2027 (B)	8,400	8,615
FNMA, Ser M12, Cl A1
3.546%, 02/25/2030	734	780
FNMA, Ser M13, Cl A1
3.697%, 03/25/2030 (B)	1,788	1,937
FNMA, Ser M4, Cl A2
3.610%, 02/25/2031	730	782
FNMA, Ser M5, Cl A2
3.273%, 01/25/2029	1,370	1,434

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA, Ser M5, Cl FA
2.970%, VAR LIBOR USD 1 Month+0.490%, 04/25/2024	$394	$390
FNMA, Ser M6, Cl A2
3.450%, 01/01/2029	1,520	1,605
FNMA, Ser MS-2218, Cl A
3.000%, 06/01/2049	2,100	2,099
FNMA, Ser MS-2226, Cl A
3.000%, 06/01/2049	2,546	2,553
FREMF Mortgage Trust, Ser 2011-K11, Cl B
4.418%, 12/25/2048 (B)(C)	171	175
GNMA
9.500%, 12/15/2020	–	–
7.000%, 04/15/2026 to 05/15/2033	758	829
6.500%, 01/15/2024 to 07/15/2035	1,295	1,432
6.000%, 12/15/2023 to 10/20/2040	4,346	4,879
5.000%, 12/20/2039 to 06/20/2049	72,144	75,891
4.700%, 09/20/2061 (B)	1,716	1,777
4.500%, 01/20/2040 to 05/20/2049	77,311	81,019
4.493%, 01/20/2069 (B)	760	769
4.177%, 04/20/2063 (B)	1,028	1,047
4.000%, 09/20/2047 to 06/20/2049	68,895	71,393
3.500%, 06/20/2044 to 06/15/2048	78,883	81,196
3.000%, 09/15/2042 to 05/20/2049	71,672	72,804
GNMA ARM
3.990%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.440%, 01/20/2060	727	744
3.750%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 07/20/2034	8	9
GNMA CMO, Ser 2002-57, Cl SB
75.936%, VAR LIBOR USD 1 Month+112.500%, 08/16/2032	22	28
GNMA CMO, Ser 2003-60, Cl GS
8.354%, VAR LIBOR USD 1 Month+12.417%, 05/16/2033	17	18
GNMA CMO, Ser 2005-7, Cl JM
11.357%, VAR LIBOR USD 1 Month+16.720%, 05/18/2034	3	3
GNMA CMO, Ser 2006-16, Cl GS, IO
4.549%, VAR LIBOR USD 1 Month+6.990%, 04/20/2036	507	68
GNMA CMO, Ser 2007-78, Cl SA, IO
4.092%, VAR LIBOR USD 1 Month+6.530%, 12/16/2037	3,102	403
GNMA CMO, Ser 2009-106, Cl KS, IO
3.959%, VAR LIBOR USD 1 Month+6.400%, 11/20/2039	3,692	548
GNMA CMO, Ser 2009-66, Cl XS, IO
4.362%, VAR LIBOR USD 1 Month+6.800%, 07/16/2039	32	4

140	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2009-66, Cl LC
6.000%, 08/16/2039	$2,245	$2,479
GNMA CMO, Ser 2009-8, Cl PS, IO
3.862%, VAR LIBOR USD 1 Month+6.300%, 08/16/2038	29	3
GNMA CMO, Ser 2010-14, Cl AO, PO
0.000%, 12/20/2032 (A)	41	40
GNMA CMO, Ser 2010-31, Cl GS, IO
4.059%, VAR LIBOR USD 1 Month+6.500%, 03/20/2039	72	3
GNMA CMO, Ser 2010-4, Cl NS, IO
3.952%, VAR LIBOR USD 1 Month+6.390%, 01/16/2040	5,300	943
GNMA CMO, Ser 2010-4, Cl SL, IO
3.962%, VAR LIBOR USD 1 Month+6.400%, 01/16/2040	110	19
GNMA CMO, Ser 2010-59, Cl LB
4.500%, 10/20/2039	1,122	1,182
GNMA CMO, Ser 2010-85, Cl HS, IO
4.209%, VAR LIBOR USD 1 Month+6.650%, 01/20/2040	319	26
GNMA CMO, Ser 2010-H04, Cl CI, IO
1.631%, 04/20/2060 (B)	2,391	88
GNMA CMO, Ser 2010-H10, Cl FC
3.479%, VAR ICE LIBOR USD 1 Month+1.000%, 05/20/2060	2,498	2,525
GNMA CMO, Ser 2010-H26, Cl LF
2.843%, VAR ICE LIBOR USD 1 Month+0.350%, 08/20/2058	3,458	3,448
GNMA CMO, Ser 2011-146, Cl EI, IO
5.000%, 11/16/2041	57	11
GNMA CMO, Ser 2011-H09, Cl AF
2.993%, VAR ICE LIBOR USD 1 Month+0.500%, 03/20/2061	1,035	1,035
GNMA CMO, Ser 2012-112, Cl IO, IO
0.278%, 02/16/2053 (B)	6,039	116
GNMA CMO, Ser 2012-124, Cl AS, IO
3.762%, VAR LIBOR USD 1 Month+6.200%, 10/16/2042	778	142
GNMA CMO, Ser 2012-141, Cl WA
4.529%, 11/16/2041 (B)	632	693
GNMA CMO, Ser 2012-142, Cl IO, IO
0.972%, 04/16/2054 (B)	16,650	630
GNMA CMO, Ser 2012-27, Cl IO, IO
0.952%, 04/16/2053 (B)	9,261	270
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	741	43
GNMA CMO, Ser 2012-98, Cl SA, IO
3.662%, VAR LIBOR USD 1 Month+6.100%, 08/16/2042	602	100
GNMA CMO, Ser 2012-H07, Cl KI, IO
1.150%, 03/20/2062 (B)	7,295	126

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2013-145, Cl IO, IO
1.065%, 09/16/2044 (B)	$7,884	$377
GNMA CMO, Ser 2013-163, Cl IO, IO
1.238%, 02/16/2046 (B)	9,341	493
GNMA CMO, Ser 2013-H01, Cl TA
2.993%, VAR ICE LIBOR USD 1 Month+0.500%, 01/20/2063	69	69
GNMA CMO, Ser 2013-H01, Cl JA
2.813%, VAR ICE LIBOR USD 1 Month+0.320%, 01/20/2063	1,004	1,000
GNMA CMO, Ser 2014-186, Cl IO, IO
0.756%, 08/16/2054 (B)	14,199	661
GNMA CMO, Ser 2014-47, Cl IA, IO
0.126%, 02/16/2048 (B)	1,739	34
GNMA CMO, Ser 2014-50, Cl IO, IO
0.836%, 09/16/2055 (B)	4,957	265
GNMA CMO, Ser 2014-H04, Cl FB
3.143%, VAR ICE LIBOR USD 1 Month+0.650%, 02/20/2064	2,091	2,099
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	467	85
GNMA CMO, Ser 2016-128, Cl IO, IO
0.952%, 09/16/2056 (B)	12,376	922
GNMA CMO, Ser 2016-135, Cl SB, IO
3.662%, VAR LIBOR USD 1 Month+6.100%, 10/16/2046	569	168
GNMA CMO, Ser 2016-84, Cl IG, IO
4.500%, 11/16/2045	236	46
GNMA CMO, Ser 2017-167, Cl BQ
2.500%, 08/20/2044	2,597	2,628
GNMA CMO, Ser 2018-H04, Cl FJ
3.061%, VAR ICE LIBOR USD 12 Month+0.040%, 03/20/2068	489	481
GNMA CMO, Ser 2018-H06, Cl PF
2.793%, VAR ICE LIBOR USD 1 Month+0.300%, 02/20/2068	976	971
GNMA CMO, Ser 2018-H07, Cl FD
2.793%, VAR LIBOR USD 1 Month+0.300%, 05/20/2068	1,729	1,720
GNMA CMO, Ser 2018-H13, Cl DF
2.850%, VAR ICE LIBOR USD 12 Month+0.020%, 07/20/2068	7,128	6,986
GNMA CMO, Ser 2019-15, Cl GT
3.500%, 02/20/2049	4,475	4,559
GNMA CMO, Ser 2019-20, Cl JK
3.500%, 02/20/2049	7,288	7,422
GNMA TBA
4.500%, 06/01/2039	3,580	3,723
4.000%, 06/01/2039	20,900	21,617
3.500%, 06/15/2041	57,100	58,690
3.000%, 07/15/2042 to 06/01/2043	2,500	2,535
GNMA, Ser 118, Cl AC
3.200%, 05/16/2049	593	596

SEI Institutional Investments Trust / Annual Report / May 31, 2019	141

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 123, Cl AH
3.250%, 09/16/2052	$149	$150
GNMA, Ser 135, Cl AG
2.600%, 08/16/2058	1,042	1,014
GNMA, Ser 2012-33, Cl A
1.899%, 03/16/2040	67	67
GNMA, Ser 2017-190, Cl IO, IO
0.687%, 03/16/2060 (B)	7,195	446
GNMA, Ser 28, Cl AB
3.150%, 06/16/2060 (B)	1,669	1,676
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
2.917%, VAR ICE LIBOR USD 1 Month+0.450%, 10/07/2020	2,242	2,246
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 2A
3.027%, VAR LIBOR USD 1 Month+0.560%, 12/08/2020	223	224
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 1A
3.027%, VAR LIBOR USD 1 Month+0.560%, 12/08/2020	252	252
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
2.917%, VAR ICE LIBOR USD 1 Month+0.450%, 01/08/2020	16	16

		2,386,683

Non-Agency Mortgage-Backed Obligations — 5.4%
American Home Mortgage Investment Trust, Ser 2005-1, Cl 1A2
3.037%, VAR ICE LIBOR USD 1 Month+0.560%, 06/25/2045	3,434	3,456
Angel Oak Mortgage Trust I LLC, Ser 2019-2, Cl A1
3.628%, 03/25/2049 (B)(C)	1,207	1,219
Aventura Mall Trust, Ser 2013-AVM, Cl D
3.743%, 12/05/2032 (B)(C)	190	193
BAMLL Commercial Mortgage Securities Trust, Ser 2018-PARK, Cl A
4.091%, 08/10/2038 (B)(C)	2,640	2,895
Banc of America Alternative Loan Trust, Ser 2006-8, Cl 3A1
5.521%, 11/25/2021 (B)	23	21
Banc of America Alternative Loan Trust, Ser 2007-1, Cl 2A1
6.083%, 04/25/2037 (B)	97	98
Banc of America Funding, Ser 2003-2, Cl 1A1
6.500%, 06/25/2032	10	10
Banc of America Funding, Ser 2004-2, Cl 1CB1
5.750%, 09/20/2034	119	128

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding, Ser 2004-C, Cl 1A1
4.961%, 12/20/2034 (B)	$31	$31
Banc of America Funding, Ser 2005-B, Cl 2A1
4.594%, 04/20/2035 (B)	1,296	1,214
Banc of America Funding, Ser 2006-G, Cl 2A4
2.731%, VAR ICE LIBOR USD 1 Month+0.290%, 07/20/2036	2,842	2,851
Banc of America Funding, Ser 2015-R2, Cl 9A1
2.645%, VAR ICE LIBOR USD 1 Month+0.215%, 03/27/2036 (C)	1,872	1,875
BANK, Ser 2017-BNK7, Cl A5
3.435%, 09/15/2060	1,170	1,216
Barclays Commercial Mortgage Trust, Ser C3, Cl A4
3.583%, 05/15/2052	1,589	1,663
BBCMS Trust, Ser 2015-SRCH, Cl A1
3.312%, 08/10/2035 (C)	450	462
BBCMS Trust, Ser 2018-CBM, Cl A
3.440%, VAR LIBOR USD 1 Month+1.000%, 07/15/2037 (C)	3,500	3,490
BB-UBS Trust, Ser 2012-TFT, Cl A
2.892%, 06/05/2030 (C)	1,500	1,496
BCAP LLC Trust, Ser 2009-RR5, Cl 8A1
5.500%, 11/26/2034 (B)(C)	114	118
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
4.519%, 05/25/2034 (B)	30	30
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 24A
2.391%, 05/25/2034 (B)	69	66
Bear Stearns Alt-A Trust, Ser 2004-13, Cl A1
3.170%, VAR ICE LIBOR USD 1 Month+0.740%, 11/25/2034	2	2
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl X1, IO
0.335%, 06/11/2041 (B)(C)	123	–
Benchmark Mortgage Trust, Ser 2018-B1, Cl ASB
3.602%, 01/15/2051 (B)	582	611
Benchmark Mortgage Trust, Ser 2018-B8, Cl A5
4.232%, 01/15/2052	1,115	1,231
Benchmark Mortgage Trust, Ser 2019-B9, Cl A5
4.016%, 03/15/2052	2,935	3,190
Benchmark Mortgage Trust, Ser 2019-B9, Cl A4
3.751%, 03/15/2052	1,399	1,491
Benchmark Mortgage Trust, Ser B11, Cl A5
3.542%, 05/15/2052	723	758

142	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Bunker Hill Loan Depositary Trust, Ser 2019- 1, Cl A1
3.613%, 10/26/2048 (C)	$802	$817
Cali Mortgage Trust, Ser 2019-101C, Cl A
3.957%, 03/10/2029	1,905	2,063
CAMB Commercial Mortgage Trust, Ser 2019- LIFE, Cl A
3.510%, VAR LIBOR USD 1 Month+1.070%, 12/15/2037 (C)	1,295	1,297
CD Commercial Mortgage Trust, Ser 2006- CD2, Cl X, IO
0.023%, 01/15/2046 (B)(C)	2,018	–
CD Commercial Mortgage Trust, Ser 2007- CD4, Cl XC, IO
0.566%, 12/11/2049 (B)(C)	108	1
CD Commercial Mortgage Trust, Ser 2016- CD1, Cl A1
1.443%, 08/10/2049	327	323
CD Commercial Mortgage Trust, Ser 2017- CD3, Cl A4
3.631%, 02/10/2050	1,240	1,308
CD Commercial Mortgage Trust, Ser 2017- CD4, Cl ASB
3.317%, 05/10/2050	734	758
CD Commercial Mortgage Trust, Ser 2017- CD6, Cl ASB
3.332%, 11/13/2050	1,764	1,823
CD Mortgage Trust, Ser 2017-CD4, Cl A4
3.514%, 05/10/2050 (B)	945	988
CFCRE Commercial Mortgage Trust, Ser 2016-C3, Cl A1
1.793%, 01/10/2048	447	444
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl ASB
3.091%, 05/10/2058	988	1,008
CFCRE Commercial Mortgage Trust, Ser 2016-C7, Cl A2
3.585%, 12/10/2054	964	1,006
CFCRE Commercial Mortgage Trust, Ser 2016-C7, Cl A3
3.839%, 12/10/2054	1,247	1,322
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	763	789
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A1
1.965%, 06/15/2050	415	412
CGRBS Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.369%, 03/13/2035 (C)	1,835	1,904
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
4.630%, 02/25/2037 (B)	39	39

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
4.591%, 02/25/2037 (B)	$48	$50
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
4.728%, 07/25/2037 (B)	95	97
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2003-4X, Cl A2
3.210%, VAR ICE LIBOR USD 1 Month+0.780%, 10/25/2034	2,400	2,330
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl A
3.251%, 05/10/2035 (C)	1,465	1,501
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	880	923
Citigroup Commercial Mortgage Trust, Ser 2015-GC29, Cl A2
2.674%, 04/10/2048	1,690	1,689
Citigroup Commercial Mortgage Trust, Ser 2015-GC29, Cl AS
3.457%, 04/10/2048	500	516
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
4.740%, 09/25/2033 (B)	64	65
Citigroup Mortgage Loan Trust, Ser 2004- HYB1, Cl A41
4.181%, 02/25/2034 (B)	21	20
Citigroup Mortgage Loan Trust, Ser 2004- RR2, Cl A2
4.962%, 05/25/2034 (B)(C)	122	126
Citigroup Mortgage Loan Trust, Ser 2004- UST1, Cl A6
4.516%, 08/25/2034 (B)	47	46
Citigroup Mortgage Loan Trust, Ser 2009-10, Cl 1A1
4.345%, 09/25/2033 (B)(C)	110	112
CityLine Commercial Mortgage Trust, Ser 2016-CLNE, Cl A
2.778%, 11/10/2031 (B)(C)	1,290	1,308
COLT Mortgage Loan Trust, Ser 2017-2, Cl A1A
2.415%, 10/25/2047 (B)(C)	7,030	7,002
COLT Mortgage Loan Trust, Ser 2019-1, Cl A1
3.705%, 03/25/2049 (B)(C)	1,219	1,237
COLT Mortgage Loan Trust, Ser 2019-2, Cl A1
3.337%, 05/25/2049 (B)(C)	2,226	2,251
COMM Mortgage Trust, Ser 2012-CR4, Cl A2
1.801%, 10/15/2045	171	167
COMM Mortgage Trust, Ser 2013-300P, Cl A1
4.353%, 08/10/2030 (C)	1,345	1,435
COMM Mortgage Trust, Ser 2013-CR10, Cl A2
2.972%, 08/10/2046	23	24

SEI Institutional Investments Trust / Annual Report / May 31, 2019	143

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2013-CR12, Cl A2
2.904%, 10/10/2046	$190	$190
COMM Mortgage Trust, Ser 2013-LC13, Cl B
5.009%, 08/10/2046 (B)(C)	1,150	1,234
COMM Mortgage Trust, Ser 2013-LC6, Cl AM
3.282%, 01/10/2046	700	713
COMM Mortgage Trust, Ser 2014-CR15, Cl A2
2.928%, 02/10/2047	35	35
COMM Mortgage Trust, Ser 2014-UBS2, Cl XA, IO
1.201%, 03/10/2047 (B)	13,267	574
COMM Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047	345	365
COMM Mortgage Trust, Ser 2014-UBS3, Cl AM
4.012%, 06/10/2047	510	531
COMM Mortgage Trust, Ser 2015-DC1, Cl A2
2.870%, 02/10/2048	121	121
COMM Mortgage Trust, Ser 2015-LC19, Cl XA, IO
1.162%, 02/10/2048 (B)	16,982	875
COMM Mortgage Trust, Ser 2016-787S, Cl A
3.545%, 02/10/2036 (C)	1,470	1,535
COMM Mortgage Trust, Ser 2016-COR1, Cl ASB
2.972%, 10/10/2049	728	736
COMM Mortgage Trust, Ser 2017-PANW, Cl A
3.244%, 10/10/2029 (C)	1,780	1,827
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 10/15/2045	741	746
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (B)	190	202
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl C
5.084%, 10/10/2046 (B)	90	94
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	220	233
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl A4
4.046%, 10/10/2046	763	805
Commercial Mortgage Pass-Through Certificates, Ser 2014-277P, Cl A
3.611%, 08/10/2049 (B)(C)	1,350	1,422
Commercial Mortgage Pass-Through Certificates, Ser 2014-CR14, Cl B
4.642%, 02/10/2047 (B)	350	372
Commercial Mortgage Trust, Ser 2013- CCRE9, Cl A4
4.232%, 07/10/2045 (B)	1,859	1,982

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust, Ser 2018-COR3, Cl A3
4.228%, 05/10/2051	$1,234	$1,352
Connecticut Avenue Securities, Ser 2019- R02, Cl 1M1
3.340%, 09/25/2031	3,581	3,590
Core Industrial Trust, Ser 2015-CALW, Cl A
3.040%, 02/10/2034 (C)	1,599	1,627
Core Industrial Trust, Ser 2015-TEXW, Cl A
3.077%, 02/10/2034 (C)	1,752	1,785
Core Mortgage Trust, Ser 2019-CORE, Cl A
3.320%, VAR LIBOR USD 1 Month+0.880%, 12/15/2031 (C)	1,000	1,002
Countrywide Alternative Loan Trust, Ser 2004-27CB, Cl A1
6.000%, 12/25/2034	630	625
Countrywide Alternative Loan Trust, Ser 2004-J6, Cl 2A1
6.500%, 11/25/2031	222	233
Countrywide Alternative Loan Trust, Ser 2004-J6, Cl PO, PO
0.000%, 11/25/2031 (A)	48	45
Countrywide Home Loan Mortgage Pass- Through Trust, Ser 2004-14, Cl 4A1
3.804%, 08/25/2034 (B)	128	126
Countrywide Home Loan Mortgage Pass- Through Trust, Ser 2005-20, Cl A7
5.250%, 12/25/2027	171	157
Credit Suisse Commercial Mortgage Securities, Ser 2019-SKLZ, Cl A
3.690%, VAR LIBOR USD 1 Month+1.250%, 01/15/2034 (C)	3,660	3,661
Credit Suisse First Boston Mortgage Securities, Ser 2003-27, Cl 5A3
5.250%, 11/25/2033	129	133
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033	94	102
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl A
3.443%, VAR LIBOR USD 1 Month+0.980%, 05/15/2036 (C)	9,145	9,145
CSAIL Commercial Mortgage Trust, Ser 2015- C2, Cl A4
3.504%, 06/15/2057	938	974
CSAIL Commercial Mortgage Trust, Ser 2015- C3, Cl A3
3.447%, 08/15/2048	1,000	1,035
CSAIL Commercial Mortgage Trust, Ser 2015- C3, Cl A2
3.033%, 08/15/2048	875	877

144	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CSAIL Commercial Mortgage Trust, Ser 2015- C3, Cl A4
3.718%, 08/15/2048	$1,208	$1,269
CSAIL Commercial Mortgage Trust, Ser 2015- C4, Cl A4
3.808%, 11/15/2048	1,904	2,013
CSAIL Commercial Mortgage Trust, Ser 2016- C5, Cl ASB
3.533%, 11/15/2048	327	338
CSMC Trust, Ser 2014-USA, Cl A2
3.953%, 09/15/2037 (C)	3,410	3,578
CSMC Trust, Ser 2015-5R, Cl 1A1
3.365%, 09/27/2046 (B)(C)	3,387	3,405
CSMC Trust, Ser 2015-GLPA, Cl A
3.881%, 11/15/2037 (C)	203	217
CSMC Trust, Ser 2016-NXSR, Cl A4
3.795%, 12/15/2049 (B)	2,866	3,025
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048 (B)(C)	13,442	13,413
CSMC Trust, Ser 2018-RPL9, Cl A
3.850%, 09/25/2057 (B)(C)	7,373	7,577
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl A
4.238%, 01/10/2034 (C)	2,450	2,586
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl C
4.935%, 01/10/2034 (B)(C)	455	478
DBGS Mortgage Trust, Ser 2019-1735, Cl A
3.843%, 04/10/2037 (C)	1,790	1,892
DBJPM Mortgage Trust, Ser 2017-C6, Cl ASB
3.121%, 06/10/2050	433	443
DBRR Trust, Ser 2011-LC2, Cl A4A
4.537%, 07/12/2044 (B)(C)	2,841	2,936
DSLA Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
3.241%, VAR ICE LIBOR USD 1 Month+0.800%, 11/19/2044	616	586
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048 (B)(C)	3,381	3,391
First Horizon Alternative Mortgage Securities, Ser 2004-AA3, Cl A1
4.384%, 09/25/2034 (B)	96	96
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048 (B)(C)	5,400	5,433
FREMF Mortgage Trust, Ser K20, Cl X2A, IO
0.200%, 05/25/2045 (C)	25,756	127
GE Business Loan Trust, Ser 2007-1A, Cl A
2.610%, VAR LIBOR USD 1 Month+0.170%, 04/15/2035 (C)	370	363
GS Mortgage Securities II, Ser 2010-C1, Cl A2
4.592%, 08/10/2043 (C)	175	177
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (C)	235	235

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities II, Ser 2017-SLP, Cl C
3.924%, 10/10/2032 (C)	$4,610	$4,717
GS Mortgage Securities Trust, Ser 2006-GG8, Cl X, IO
0.871%, 11/10/2039 (B)(C)	977	7
GS Mortgage Securities Trust, Ser 2012-GC6, Cl C
5.652%, 01/10/2045 (B)(C)	1,073	1,134
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl AAB
2.935%, 05/10/2045	100	100
GS Mortgage Securities Trust, Ser 2013- GC16, Cl B
5.161%, 11/10/2046 (B)	390	426
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A3
3.801%, 01/10/2047	610	637
GS Mortgage Securities Trust, Ser 2015- GC32, Cl XA, IO
0.795%, 07/10/2048 (B)	36,949	1,371
GS Mortgage Securities Trust, Ser 2015- GC34, Cl A4
3.506%, 10/10/2048	4,504	4,696
GS Mortgage Securities Trust, Ser 2016-GS3, Cl AAB
2.777%, 10/10/2049	1,102	1,113
GS Mortgage Securities Trust, Ser 2017-GS7, Cl A4
3.430%, 08/10/2050	945	976
GS Mortgage Securities Trust, Ser 2018- SRP5, Cl A
3.281%, 06/09/2021	3,770	3,714
GS Mortgage Securities Trust, Ser 2018- SRP5, Cl B
4.481%, 06/09/2021	3,770	3,714
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057 (C)	7,821	8,025
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027 (B)(C)	1	1
GSMPS Mortgage Loan Trust, Ser 2005-RP3, Cl 1AS, IO
2.030%, 09/25/2035 (B)(C)	213	23
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034	61	63
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037	21	23
Impac CMB Trust, Ser 2005-4, Cl 2A1
3.030%, VAR ICE LIBOR USD 1 Month+0.600%, 05/25/2035	100	100

SEI Institutional Investments Trust / Annual Report / May 31, 2019	145

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Impac Funding, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (C)	$3,182	$3,438
Impac Secured Assets CMN Owner Trust, Ser 2006-2, Cl 2A1
2.780%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	553	554
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
3.290%, VAR ICE LIBOR USD 1 Month+0.860%, 09/25/2034	17	17
Indymac Index Mortgage Loan Trust, Ser 2004-AR8, Cl 2A2A
3.230%, VAR ICE LIBOR USD 1 Month+0.800%, 11/25/2034	29	28
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
4.891%, 01/15/2047 (B)	230	249
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.558%, 09/15/2047 (B)	750	758
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl A4
3.670%, 09/15/2047	844	882
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A2
2.773%, 10/15/2048	562	561
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	3,794	3,828
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C33, Cl A4
3.770%, 12/15/2048	492	521
JPMBB Commercial Mortgage Securities Trust, Ser 2016-C1, Cl A5
3.576%, 03/15/2049	630	660
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP5, Cl ASB
3.549%, 03/15/2050	2,149	2,244
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP6, Cl ASB
3.283%, 07/15/2050	813	839
JPMCC Commercial Mortgage Securities Trust, Ser 2019-COR4, Cl A5
4.029%, 03/10/2052	1,225	1,328
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl ASB
3.492%, 03/15/2050	291	303
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl A5
3.694%, 03/15/2050	1,585	1,676
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl A3
3.597%, 03/15/2050	550	570

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMDB Commercial Mortgage Securities Trust, Ser 2018-C8, Cl ASB
4.145%, 06/15/2051	$1,000	$1,082
JPMDB Commercial Mortgage Securities Trust, Ser 2018-C8, Cl A3
3.944%, 06/15/2051	802	863
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.229%, 06/12/2043 (B)	3,900	4
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A2
2.872%, 07/15/2047	113	113
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl A1
1.324%, 08/15/2049	645	638
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl ASB
2.713%, 08/15/2049	993	999
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl A4
2.822%, 08/15/2049	1,400	1,398
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-BCON, Cl B
3.756%, 01/05/2031 (B)(C)	2,415	2,497
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-PHH, Cl A
3.350%, VAR LIBOR USD 1 Month+0.910%, 06/15/2035 (C)	2,100	2,096
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-OSB, Cl A
3.397%, 06/05/2039 (C)	2,000	2,074
JPMorgan Mortgage Trust, Ser 2004-A3, Cl SF3
4.494%, 06/25/2034 (B)	401	410
JPMorgan Mortgage Trust, Ser 2005-A1, Cl 3A4
4.745%, 02/25/2035 (B)	130	134
JPMorgan Mortgage Trust, Ser 2005-A2, Cl 5A2
4.747%, 04/25/2035 (B)	42	43
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
4.630%, 11/25/2033 (B)	171	177
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
4.584%, 08/25/2034 (B)	202	210
JPMorgan Mortgage Trust, Ser 2016-5, Cl A1
2.640%, 12/25/2046 (B)(C)	1,023	1,019
JPMorgan Mortgage Trust, Ser 2017-5, Cl A1
3.174%, 10/26/2048 (B)(C)	8,398	8,442
JPMorgan Mortgage Trust, Ser 2017-5, Cl A2
3.174%, 10/26/2048 (B)(C)	3,361	3,409

146	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2018-3, Cl A1
3.500%, 09/25/2048 (B)(C)	$6,873	$6,911
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048 (B)(C)	2,693	2,711
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048 (B)(C)	9,178	9,241
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl XCL, IO
0.381%, 02/15/2041 (B)(C)	968	–
LMREC, Ser 2016-CRE2, Cl A
4.181%, VAR LIBOR USD 1 Month+1.700%, 11/24/2031 (C)	762	762
MASTR Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7A
4.545%, 11/21/2034 (B)	1,967	2,042
MASTR Adjustable Rate Mortgages Trust, Ser 2004-5, Cl 3A1
3.625%, 06/25/2034 (B)	7	7
MASTR Alternative Loans Trust, Ser 2004-4, Cl 1A1
5.500%, 05/25/2034	480	511
MASTR Alternative Loans Trust, Ser 2006-3, Cl 1A3
6.250%, 07/25/2036	260	223
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034 (C)	1,444	1,366
MASTR Reperforming Loan Trust, Ser 2005-2, Cl 1A1F
2.780%, VAR ICE LIBOR USD 1 Month+0.350%, 05/25/2035 (C)	269	195
MASTR Resecuritization Trust, Ser 2005-PO, Cl 3PO, PO
0.000%, 05/28/2035 (A)(C)	15	12
MASTR Seasoned Securities Trust, Ser 2004- 1, Cl 4A1
4.625%, 10/25/2032 (B)	5	5
MASTR Seasoned Securities Trust, Ser 2005- 1, Cl 4A1
4.586%, 10/25/2032 (B)	31	32
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
4.878%, 07/25/2033 (B)	46	46
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Cl 2A1
4.361%, 12/25/2034 (B)	128	130
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 2A1
4.613%, 02/25/2034 (B)	54	55
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
5.125%, 02/25/2034 (B)	43	45

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust, Ser 2004-A4, Cl A2
4.316%, 08/25/2034 (B)	$77	$80
Merrill Lynch Mortgage Investors Trust, Ser 2004-D, Cl A2
3.424%, VAR ICE LIBOR USD 6 Month+0.720%, 09/25/2029	105	104
Merrill Lynch Mortgage Investors Trust, Ser 2006-1, Cl 1A
4.501%, 02/25/2036 (B)	76	78
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl XC, IO
0.569%, 12/12/2049 (B)(C)	227	–
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-CKSV, Cl A2
3.277%, 10/15/2030 (C)	150	151
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C27, Cl A4
3.753%, 12/15/2047	268	283
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C30, Cl ASB
2.729%, 09/15/2049	3,493	3,514
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C30, Cl A4
2.600%, 09/15/2049	1,726	1,702
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C20, Cl A4
3.249%, 02/15/2048	262	269
Morgan Stanley Capital I Trust, Ser 2007-HQ11, Cl X, IO
0.314%, 02/12/2044 (B)(C)	244	–
Morgan Stanley Capital I Trust, Ser 2014-CPT, Cl A
3.350%, 07/13/2029 (C)	910	929
Morgan Stanley Capital I Trust, Ser 2016-BNK2, Cl XA, IO
1.087%, 11/15/2049 (B)	16,032	909
Morgan Stanley Capital I Trust, Ser 2016-UB11, Cl A1
1.445%, 08/15/2049	767	759
Morgan Stanley Capital I Trust, Ser 2016-UB11, Cl ASB
2.606%, 08/15/2049	756	756
Morgan Stanley Capital I Trust, Ser 2016-UBS9, Cl A1
1.711%, 03/15/2049	445	441
Morgan Stanley Capital I Trust, Ser 2019-BPR, Cl A
3.900%, VAR LIBOR USD 1 Month+1.400%, 05/15/2036 (C)	3,030	3,030
Morgan Stanley Capital I Trust, Ser T27, Cl AJ
5.946%, 06/11/2042 (B)	3,196	3,387

SEI Institutional Investments Trust / Annual Report / May 31, 2019	147

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Mortgage Loan Trust, Ser 2004-3, Cl 4A
5.625%, 04/25/2034 (B)	$153	$165
Mortgage Loan Resecuritization Trust, Ser 2009-RS1, Cl A85
2.826%, VAR ICE LIBOR USD 1 Month+0.340%, 04/16/2036 (C)	4,664	4,150
MSCG Trust, Ser 2015-ALDR, Cl A2
3.462%, 06/07/2035 (B)(C)	3,115	3,176
New Residential Mortgage Loan Trust, Ser 2017-4A, Cl A1
4.000%, 05/25/2057 (B)(C)	5,703	5,902
New Residential Mortgage Loan Trust, Ser 2019-NQM2, Cl A1
3.600%, 04/25/2049 (B)(C)	1,163	1,181
New York Mortgage Trust, Ser 2006-1, Cl 2A2
4.735%, 05/25/2036 (B)	154	151
OBX Trust, Ser 2018-1, Cl A2
3.080%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/2057 (C)	3,669	3,651
OBX Trust, Ser 2019-EXP1, Cl 1A3
4.000%, 01/25/2059 (B)(C)	978	992
OBX Trust, Ser 2019-INV1, Cl A8
4.000%, 11/25/2048 (B)(C)	2,835	2,890
Opteum Mortgage Acceptance Pass-Through Certificates, Ser 2005-1, Cl M6
3.735%, VAR ICE LIBOR USD 1 Month+1.305%, 02/25/2035	4,462	4,511
Prime Mortgage Trust, Ser 2004-CL1, Cl 1PO, PO
0.000%, 02/25/2034 (A)	11	9
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	55	59
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035 (C)	1,256	1,063
RALI Trust, Ser 2005-QO5, Cl A1
3.481%, VAR 12 Month Treas Avg+1.000%, 01/25/2046	518	486
RAMP Trust, Ser 2005-SL1, Cl A5
6.500%, 05/25/2032	11	10
RBS Commercial Funding Trust, Ser 2013-GSP, Cl A
3.834%, 01/15/2032 (B)(C)	1,380	1,438
Residential Accredit Loans, Ser 2005-QO2, Cl A1
3.841%, VAR 12 Month Treas Avg+1.360%, 09/25/2045	371	347
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	48	52
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031	178	188

Description	Face Amount (Thousands)		Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Residential Asset Mortgage Products, Ser 2004-SL3, Cl A2
6.500%, 12/25/2031		$29	$28
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
4.535%, 12/25/2034 (B)		362	365
Rosslyn Portfolio Trust, Ser 2017-ROSS, Cl A
3.390%, VAR LIBOR USD 1 Month+0.950%, 06/15/2033 (C)		1,340	1,338
Seasoned Loans Structured Transaction, Ser 2018-2, Cl A1
3.500%, 11/25/2028		1,497	1,556
Sequoia Mortgage Trust, Ser 2004-12, Cl A3
3.196%, VAR ICE LIBOR USD 6 Month+0.320%, 01/20/2035		171	162
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-19XS, Cl 1A1
2.750%, VAR ICE LIBOR USD 1 Month+0.320%, 10/25/2035		1,492	1,438
Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M2
4.630%, VAR ICE LIBOR USD 1 Month+2.200%, 02/25/2024		876	891
Structured Asset Mortgage Investments II Trust, Ser 2004-AR5, Cl 1A1
3.101%, VAR ICE LIBOR USD 1 Month+0.660%, 10/19/2034		108	108
Structured Asset Mortgage Investments II Trust, Ser 2005-AR1, Cl A1
2.921%, VAR ICE LIBOR USD 1 Month+0.480%, 04/19/2035		2,076	2,056
Structured Asset Securities, Ser 2003-31A, Cl 2A7
4.495%, 10/25/2033 (B)		2,073	2,120
Structured Asset Securities, Ser 2003-37A, Cl 2A
4.532%, 12/25/2033 (B)		52	53
Structured TCW Note, Ser TCW-1149
3.820%, 11/25/2030		4,450	4,861
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
3.070%, VAR ICE LIBOR USD 1 Month+0.640%, 09/25/2043		204	205
Towd Point Mortgage Funding, Ser 2016- V1A, Cl A1
2.004%, VAR ICE LIBOR GBP 3 Month+1.200%, 02/20/2054 (C)	GBP	1,182	1,493
UBS Commercial Mortgage Trust, Ser 2017-C3, Cl AS
3.739%, 08/15/2050 (B)		$1,930	2,001
Verus Securitization Trust, Ser 2019-1, Cl A1
3.836%, 02/25/2059 (B)(C)		1,049	1,066

148	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Verus Securitization Trust, Ser 2019-2, Cl A1
3.211%, 04/25/2059 (B)(C)	$4,354	$4,354
Verus Securitization Trust, Ser 2019-INV1, Cl A1
3.402%, 12/25/2059 (B)(C)	1,557	1,578
Visio Trust, Ser 2019-1, Cl A1
3.572%, 06/25/2054 (B)(C)	892	900
VNDO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (C)	100	102
VNDO Mortgage Trust, Ser 2013-PENN, Cl A
3.808%, 12/13/2029 (C)	1,110	1,128
VNDO Mortgage Trust, Ser 2016-350P, Cl A
3.805%, 01/10/2035 (C)	1,210	1,283
WaMu Mortgage Pass-Through Certificates, Ser 2002-AR18, Cl A
4.720%, 01/25/2033 (B)	102	106
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
4.491%, 10/25/2033 (B)	101	103
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR6, Cl A1
4.387%, 06/25/2033 (B)	86	89
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
4.163%, 08/25/2033 (B)	75	76
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
4.345%, 09/25/2033 (B)	189	196
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
10.781%, VAR ICE LIBOR USD 1 Month+17.463%, 06/25/2033	17	21
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033	320	328
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
4.507%, 06/25/2034 (B)	66	67
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR4, Cl A6
4.113%, 06/25/2034 (B)	6,570	6,668
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR7, Cl A6
4.201%, 07/25/2034 (B)	7,251	7,460
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A1
2.690%, VAR ICE LIBOR USD 1 Month+0.260%, 11/25/2045	7,576	7,646
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR19, Cl A1A1
2.700%, VAR ICE LIBOR USD 1 Month+0.270%, 12/25/2045	7,418	7,494

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR1, Cl 1A1B
3.551%, VAR 12 Month Treas Avg+1.070%, 01/25/2046	$1,638	$970
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR14, Cl 1A4
3.624%, 11/25/2036 (B)	125	119
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 2A
2.666%, VAR Cost of Funds 11th District of San Fran+1.500%, 12/25/2046	247	250
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 1A1B
3.256%, VAR 12 Month Treas Avg+0.810%, 12/25/2046	170	112
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser 2005-3, Cl CX, IO
5.500%, 05/25/2035	221	43
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS2, Cl 1A1
5.750%, 02/25/2033	7	7
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS8, Cl 1P, PO
0.000%, 05/25/2033 (A)	17	15
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS9, Cl 2P, PO
0.000%, 04/25/2033 (A)	55	52
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl B
4.142%, 10/15/2045	1,220	1,268
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-B, Cl A1
4.942%, 02/25/2034 (B)	64	66
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 3A2
4.767%, 12/25/2034 (B)	60	63
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A1
4.800%, 12/25/2034 (B)	94	98
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-I, Cl 1A1
4.866%, 07/25/2034 (B)	182	190
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-O, Cl A1
4.682%, 08/25/2034 (B)	30	31
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR14, Cl A1
4.593%, 08/25/2035 (B)	63	65

SEI Institutional Investments Trust / Annual Report / May 31, 2019	149

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 2A1
4.971%, 06/25/2035 (B)	$141	$147
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR9, Cl 2A1
4.692%, 10/25/2033 (B)	52	53
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR18, Cl 1A1
4.823%, 11/25/2036 (B)	124	127
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 1A3
4.931%, 04/25/2036 (B)	55	55
Wells Fargo Mortgage-Backed Securities Trust, Ser 2015-5R, Cl 2A1
4.504%, 03/26/2035 (B)(C)	1,469	1,508
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.366%, 06/15/2045 (B)(C)	2,636	83
WFRBS Commercial Mortgage Trust, Ser 2013-C12, Cl C
4.342%, 03/15/2048 (B)	490	508
WFRBS Commercial Mortgage Trust, Ser 2013-C12, Cl XA, IO
1.270%, 03/15/2048 (B)(C)	11,163	419
WFRBS Commercial Mortgage Trust, Ser 2013-C15, Cl A4
4.153%, 08/15/2046 (B)	150	159
WFRBS Commercial Mortgage Trust, Ser 2013-C17, Cl A4
4.023%, 12/15/2046	120	127
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl A2
2.927%, 03/15/2046	39	39
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047 (B)	210	224
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl XA, IO
1.046%, 03/15/2047 (B)	4,570	171
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047 (B)	2,180	2,266
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl AS
3.891%, 08/15/2047	1,320	1,365
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl XA, IO
1.059%, 08/15/2047 (B)	14,790	597
WFRBS Commercial Mortgage Trust, Ser 2014-C22, Cl B
4.371%, 09/15/2057 (B)	775	815

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.597%, 10/15/2057 (B)	$5,007	$126
WFRBS Commercial Mortgage Trust, Ser 2014-C24, Cl AS
3.931%, 11/15/2047	1,330	1,385

		380,529
Total Mortgage-Backed Securities (Cost $2,735,134) ($ Thousands)		2,767,212

CORPORATE OBLIGATIONS — 27.9%

Communication Services — 2.4%
America Movil
5.000%, 03/30/2020	240	245
4.375%, 04/22/2049	668	685
3.625%, 04/22/2029	853	865
AT&T
6.000%, 08/15/2040	2,875	3,315
5.700%, 03/01/2057	379	425
5.450%, 03/01/2047	458	503
5.250%, 03/01/2037	3,459	3,711
5.150%, 02/15/2050	1,756	1,839
4.850%, 03/01/2039	1,061	1,087
4.800%, 06/15/2044	6,125	6,125
4.750%, 05/15/2046	455	453
4.500%, 03/09/2048	687	660
4.450%, 05/15/2021	440	455
4.350%, 03/01/2029	986	1,030
4.350%, 06/15/2045	1,082	1,029
4.300%, 02/15/2030	2,714	2,806
3.950%, 01/15/2025	140	146
3.400%, 05/15/2025	5,794	5,865
3.000%, 02/15/2022	700	706
CBS
3.700%, 08/15/2024	1,505	1,535
3.375%, 02/15/2028	1,200	1,157
Charter Communications Operating LLC
6.484%, 10/23/2045	630	710
6.384%, 10/23/2035	1,910	2,139
5.750%, 04/01/2048	50	52
5.375%, 04/01/2038	730	747
5.375%, 05/01/2047	250	250
5.050%, 03/30/2029	2,800	2,989
4.908%, 07/23/2025	3,750	3,958
4.464%, 07/23/2022	622	645
4.200%, 03/15/2028	1,300	1,305
3.750%, 02/15/2028	3,550	3,468
3.579%, 07/23/2020	820	827
Comcast
7.050%, 03/15/2033	50	68

150	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.950%, 10/15/2058	$482	$553
4.750%, 03/01/2044	120	132
4.700%, 10/15/2048	522	580
4.600%, 10/15/2038	8,465	9,248
4.400%, 08/15/2035	3,055	3,301
4.250%, 10/15/2030	1,010	1,091
4.250%, 01/15/2033	360	388
4.200%, 08/15/2034	570	608
4.150%, 10/15/2028	4,931	5,295
4.000%, 03/01/2048	966	966
3.950%, 10/15/2025	2,102	2,228
3.900%, 03/01/2038	1,000	1,019
3.700%, 04/15/2024	3,844	4,011
3.450%, 10/01/2021	1,599	1,633
3.300%, 10/01/2020	3,611	3,649
3.200%, 07/15/2036	170	159
3.150%, 03/01/2026	280	284
2.350%, 01/15/2027	1,780	1,699
Comcast Cable Communications Holdings
9.455%, 11/15/2022	240	295
Comcast Cable Holdings LLC
10.125%, 04/15/2022	190	226
Cox Communications
4.800%, 02/01/2035 (C)	1,145	1,144
3.250%, 12/15/2022 (C)	1,010	1,024
Discovery Communications LLC
5.300%, 05/15/2049	998	1,007
5.200%, 09/20/2047	940	942
4.125%, 05/15/2029	1,576	1,588
Fox
5.576%, 01/25/2049 (C)	725	843
5.476%, 01/25/2039 (C)	200	228
4.709%, 01/25/2029 (C)	1,113	1,215
4.030%, 01/25/2024 (C)	1,178	1,234
Koninklijke
8.375%, 10/01/2030	1,000	1,287
Rogers Communications
4.100%, 10/01/2023	133	140
Sky
3.750%, 09/16/2024 (C)	2,045	2,137
Sprint Capital
8.750%, 03/15/2032	200	230
Sprint Spectrum LLC
5.152%, 03/20/2028 (C)	3,595	3,680
4.738%, 03/20/2025 (C)	2,370	2,417
3.360%, 09/20/2021 (C)	6,384	6,369
Telefonica Emisiones
5.877%, 07/15/2019	180	180
5.462%, 02/16/2021	69	72
5.134%, 04/27/2020	1,160	1,185
4.103%, 03/08/2027	1,380	1,422

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Tencent Holdings MTN
3.595%, 01/19/2028 (C)	$2,370	$2,342
TWDC Enterprises 18 MTN
4.125%, 06/01/2044	323	352
Verizon Communications
5.500%, 03/16/2047	1,040	1,258
5.250%, 03/16/2037	70	80
5.012%, 04/15/2049	315	355
4.672%, 03/15/2055	169	180
4.522%, 09/15/2048	535	563
4.500%, 08/10/2033	1,410	1,523
4.400%, 11/01/2034	6,354	6,722
4.329%, 09/21/2028	4,813	5,213
4.272%, 01/15/2036	4,439	4,575
4.125%, 03/16/2027	330	351
4.125%, 08/15/2046	1,874	1,880
4.016%, 12/03/2029 (C)	2,004	2,117
3.850%, 11/01/2042	1,660	1,594
3.376%, 02/15/2025	517	531
2.625%, 08/15/2026	940	912
Viacom
5.850%, 09/01/2043	537	602
4.250%, 09/01/2023	1,625	1,693
3.875%, 04/01/2024	230	237
Vodafone Group
5.250%, 05/30/2048	1,110	1,152
4.375%, 05/30/2028	3,020	3,149
3.750%, 01/16/2024	3,393	3,479
Walt Disney
8.875%, 04/26/2023 (C)	150	184
6.650%, 11/15/2037 (C)	260	362
6.200%, 12/15/2034 (C)	265	352
6.150%, 03/01/2037 (C)	2,050	2,705
4.950%, 10/15/2045 (C)	613	747
Warner Media LLC
6.250%, 03/29/2041	190	224
5.375%, 10/15/2041	1,070	1,155
5.350%, 12/15/2043	317	342
3.800%, 02/15/2027	516	526
3.550%, 06/01/2024	3,695	3,794
		168,760

Consumer Discretionary — 1.1%
Alimentation Couche-Tard
3.550%, 07/26/2027 (C)	2,200	2,202
2.700%, 07/26/2022 (C)	1,230	1,226
Amazon.com
5.200%, 12/03/2025	1,080	1,239
4.950%, 12/05/2044	600	732
4.800%, 12/05/2034	187	221
4.050%, 08/22/2047	570	619
3.875%, 08/22/2037	460	491

SEI Institutional Investments Trust / Annual Report / May 31, 2019	151

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.150%, 08/22/2027	$960	$986
AutoZone
2.500%, 04/15/2021	44	44
BMW US Capital LLC
3.100%, 04/12/2021 (C)	1,740	1,755
1.850%, 09/15/2021 (C)	180	177
Daimler Finance North America LLC
3.350%, 05/04/2021 (C)	1,740	1,757
2.700%, 08/03/2020 (C)	340	340
2.450%, 05/18/2020 (C)	150	149
2.300%, 01/06/2020 (C)	3,120	3,114
Ford Motor
5.291%, 12/08/2046	297	261
4.750%, 01/15/2043	2,794	2,309
Ford Motor Credit LLC
8.125%, 01/15/2020	1,225	1,262
5.875%, 08/02/2021	1,570	1,642
5.596%, 01/07/2022	2,908	3,043
5.113%, 05/03/2029	664	652
3.815%, 11/02/2027	601	552
3.813%, 10/12/2021	925	929
3.484%, VAR ICE LIBOR USD 3 Month+0.880%, 10/12/2021	3,020	2,961
3.339%, 03/28/2022	2,990	2,968
3.157%, 08/04/2020	200	200
3.096%, 05/04/2023	200	192
2.459%, 03/27/2020	2,500	2,489
2.343%, 11/02/2020	4,670	4,611
General Motors
6.600%, 04/01/2036	1,510	1,587
6.250%, 10/02/2043	940	948
5.950%, 04/01/2049	1,706	1,666
5.150%, 04/01/2038	150	138
4.875%, 10/02/2023	2,230	2,322
General Motors Financial
4.350%, 01/17/2027	180	178
3.450%, 04/10/2022	1,545	1,547
3.200%, 07/13/2020	159	160
3.150%, 01/15/2020	2,000	2,003
2.450%, 11/06/2020	320	317
Home Depot
4.500%, 12/06/2048	953	1,067
Kohl’s
5.550%, 07/17/2045	1,660	1,641
Lowe’s
3.650%, 04/05/2029	4,476	4,527
McDonald’s MTN
4.875%, 12/09/2045	1,070	1,178
4.450%, 09/01/2048	381	399
3.800%, 04/01/2028	2,575	2,698
3.700%, 01/30/2026	840	876
3.500%, 03/01/2027	20	21

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NBCUniversal Media LLC
5.950%, 04/01/2041	$375	$467
Newell Brands
4.200%, 04/01/2026	560	545
3.850%, 04/01/2023	570	574
NVR
3.950%, 09/15/2022	1,330	1,377
QVC
5.950%, 03/15/2043	50	49
4.375%, 03/15/2023	1,210	1,213
Sands China
5.125%, 08/08/2025	810	850
4.600%, 08/08/2023	700	728
Starbucks
4.500%, 11/15/2048	707	734
4.450%, 08/15/2049	1,066	1,095
3.800%, 08/15/2025	67	70
3.750%, 12/01/2047	225	209
Time Warner Cable LLC
7.300%, 07/01/2038	100	118
6.550%, 05/01/2037	450	497
5.875%, 11/15/2040	210	217
5.500%, 09/01/2041	1,862	1,861
Time Warner Entertainment
8.375%, 07/15/2033	1,380	1,819
TJX
2.250%, 09/15/2026	530	516
Toyota Motor Credit MTN
2.600%, 01/11/2022	930	933
		76,268

Consumer Staples — 3.0%
Aetna
3.875%, 08/15/2047	360	310
2.800%, 06/15/2023	3,648	3,624
Altria Group
9.250%, 08/06/2019	4,220	4,265
5.950%, 02/14/2049	425	464
5.800%, 02/14/2039	3,025	3,277
5.375%, 01/31/2044	190	193
4.800%, 02/14/2029	1,738	1,817
4.750%, 05/05/2021	490	509
4.400%, 02/14/2026	3,671	3,812
3.800%, 02/14/2024	540	555
3.490%, 02/14/2022	360	366
Anheuser-Busch InBev Finance
3.700%, 02/01/2024	97	101
3.300%, 02/01/2023	1,795	1,826
2.650%, 02/01/2021	416	417
Anheuser-Busch InBev Worldwide
5.800%, 01/23/2059	1,865	2,164
5.550%, 01/23/2049	3,690	4,173

152	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.450%, 01/23/2039	$2,795	$3,118
4.900%, 01/23/2031	1,133	1,254
4.750%, 01/23/2029	4,920	5,346
4.600%, 04/15/2048	1,705	1,694
4.150%, 01/23/2025	4,721	4,980
4.000%, 04/13/2028	2,160	2,252
3.500%, 01/12/2024	330	339
2.500%, 07/15/2022	1,236	1,233
Anheuser-Busch LLC
4.900%, 02/01/2046	6,039	6,248
4.700%, 02/01/2036	700	722
3.650%, 02/01/2026	3,304	3,362
Bacardi
4.700%, 05/15/2028 (C)	1,805	1,875
BAT Capital
4.540%, 08/15/2047	2,250	2,021
3.557%, 08/15/2027	4,720	4,537
3.222%, 08/15/2024	1,006	995
2.297%, 08/14/2020	977	972
Bayer US Finance II LLC
4.375%, 12/15/2028 (C)	3,705	3,757
3.621%, VAR ICE LIBOR USD 3 Month+1.010%, 12/15/2023 (C)	1,200	1,177
3.500%, 06/25/2021 (C)	1,150	1,160
Bayer US Finance LLC
3.375%, 10/08/2024 (C)	3,255	3,212
Campbell Soup
3.300%, 03/15/2021	2,685	2,708
Coca-Cola
3.300%, 09/01/2021	52	53
2.875%, 10/27/2025	185	188
Conagra Brands
4.850%, 11/01/2028	750	806
Constellation Brands
4.500%, 05/09/2047	191	192
4.400%, 11/15/2025	873	933
3.700%, 12/06/2026	540	551
3.600%, 02/15/2028	1,011	1,017
3.500%, 05/09/2027	458	459
3.200%, 02/15/2023	320	325
Costco Wholesale
3.000%, 05/18/2027	2,179	2,222
2.750%, 05/18/2024	1,649	1,669
CVS Health
2.750%, 12/01/2022	230	228
CVS Pass-Through Trust
6.036%, 12/10/2028	1,664	1,841
5.926%, 01/10/2034 (C)	159	179
5.880%, 01/10/2028	108	119
5.789%, 01/10/2026 (C)	892	969
Danone
2.947%, 11/02/2026 (C)	4,948	4,877

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.589%, 11/02/2023 (C)	$2,089	$2,069
2.077%, 11/02/2021 (C)	1,030	1,017
Diageo Investment
2.875%, 05/11/2022	3,730	3,772
DP World MTN
5.625%, 09/25/2048 (C)	2,990	3,169
EMD Finance LLC
2.400%, 03/19/2020 (C)	3,365	3,357
Fresenius Medical Care US Finance II
5.625%, 07/31/2019 (C)	4,500	4,515
General Mills
4.700%, 04/17/2048	525	539
Kraft Heinz Foods
6.500%, 02/09/2040	355	400
5.375%, 02/10/2020	1,827	1,860
5.200%, 07/15/2045	225	221
5.000%, 07/15/2035	200	200
5.000%, 06/04/2042	100	97
4.875%, 02/15/2025 (C)	3,830	3,950
4.625%, 01/30/2029	1,930	2,025
4.375%, 06/01/2046	3,384	2,969
4.000%, 06/15/2023	40	41
3.950%, 07/15/2025	1,520	1,544
3.500%, 06/06/2022	10	10
3.500%, 07/15/2022	300	305
3.000%, 06/01/2026	1,159	1,094
2.800%, 07/02/2020	1,927	1,927
Kroger
5.400%, 01/15/2049	1,760	1,875
Land O’ Lakes
6.000%, 11/15/2022 (C)	1,890	1,954
Maple Escrow Subsidiary
4.417%, 05/25/2025 (C)	380	401
Mars
4.125%, 04/01/2054 (C)	815	837
3.200%, 04/01/2030 (C)	1,625	1,645
Molson Coors Brewing
3.500%, 05/01/2022	220	226
Mondelez International Holdings Netherlands
2.000%, 10/28/2021 (C)	6,425	6,314
Nestle Holdings
4.000%, 09/24/2048 (C)	588	626
3.900%, 09/24/2038 (C)	764	810
3.625%, 09/24/2028 (C)	734	778
3.500%, 09/24/2025 (C)	2,255	2,356
3.350%, 09/24/2023 (C)	2,015	2,079
3.100%, 09/24/2021 (C)	737	749
PepsiCo
3.600%, 03/01/2024	150	158
Pernod Ricard
5.500%, 01/15/2042 (C)	1,180	1,366

SEI Institutional Investments Trust / Annual Report / May 31, 2019	153

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Philip Morris International
2.900%, 11/15/2021	$550	$555
2.875%, 05/01/2024	4,110	4,126
2.500%, 08/22/2022	1,530	1,520
2.500%, 11/02/2022	1,250	1,249
Procter & Gamble
3.100%, 08/15/2023	140	145
Providence St. Joseph Health Obligated Group
2.746%, 10/01/2026	3,295	3,225
Reckitt Benckiser Treasury Services
2.750%, 06/26/2024 (C)	3,675	3,647
Reynolds American
8.125%, 06/23/2019	1,795	1,801
8.125%, 05/01/2040	1,060	1,364
6.875%, 05/01/2020	2,500	2,591
6.150%, 09/15/2043	480	528
5.850%, 08/15/2045	2,345	2,424
3.250%, 06/12/2020	386	388
RWJ Barnabas Health
3.949%, 07/01/2046	2,445	2,582
Sanofi
3.375%, 06/19/2023	1,771	1,828
Shire Acquisitions Investments Ireland DAC
2.400%, 09/23/2021	1,000	992
1.900%, 09/23/2019	2,680	2,672
Sysco
3.550%, 03/15/2025	1,935	1,996
Takeda Pharmaceutical
5.000%, 11/26/2028 (C)	1,485	1,649
Tyson Foods Inc
4.000%, 03/01/2026	805	840
UBM
5.750%, 11/03/2020 (C)	850	880
Walgreens Boots Alliance
4.800%, 11/18/2044	1,430	1,368
3.450%, 06/01/2026	710	699
3.300%, 11/18/2021	888	901
Walmart
4.050%, 06/29/2048	325	353
3.950%, 06/28/2038	855	913
3.700%, 06/26/2028	4,879	5,191
3.550%, 06/26/2025	1,670	1,755
3.300%, 04/22/2024	175	181
3.250%, 07/08/2029	1,722	1,777
3.050%, 07/08/2026	2,460	2,523
Wm Wrigley Jr
2.900%, 10/21/2019 (C)	1,200	1,201
		208,582

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Energy — 3.1%
Anadarko Finance
7.500%, 05/01/2031	$574	$750
Anadarko Petroleum
6.600%, 03/15/2046	343	437
5.550%, 03/15/2026	2,250	2,496
4.850%, 03/15/2021	577	596
4.500%, 07/15/2044	1,000	994
Andeavor Logistics
5.200%, 12/01/2047	913	929
3.500%, 12/01/2022	736	749
Apache
5.100%, 09/01/2040	520	516
4.750%, 04/15/2043	420	398
4.375%, 10/15/2028	680	693
4.250%, 01/15/2044	1,130	1,012
3.250%, 04/15/2022	45	45
BG Energy Capital
4.000%, 10/15/2021 (C)	2,775	2,859
BP Capital Markets
3.561%, 11/01/2021	110	113
3.535%, 11/04/2024	150	156
3.506%, 03/17/2025	340	352
BP Capital Markets America
3.937%, 09/21/2028	3,968	4,199
3.796%, 09/21/2025	1,933	2,028
3.410%, 02/11/2026	1,755	1,799
3.245%, 05/06/2022	950	971
3.216%, 11/28/2023	4,715	4,806
3.119%, 05/04/2026	400	401
Canadian Natural Resources
6.450%, 06/30/2033	200	246
3.850%, 06/01/2027	644	653
Cenovus Energy
4.250%, 04/15/2027	2,360	2,353
Chevron
3.191%, 06/24/2023	95	97
2.954%, 05/16/2026	1,100	1,118
2.895%, 03/03/2024	2,570	2,615
2.355%, 12/05/2022	290	290
1.961%, 03/03/2020	81	81
Cimarex Energy
4.375%, 06/01/2024	1,180	1,234
4.375%, 03/15/2029	1,885	1,966
3.900%, 05/15/2027	550	561
CNOOC Finance 2013
3.000%, 05/09/2023	253	253
CNOOC Finance 2015 USA LLC
4.375%, 05/02/2028	1,510	1,611
3.500%, 05/05/2025	2,900	2,940
Concho Resources
4.375%, 01/15/2025	100	104

154	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.300%, 08/15/2028	$800	$845
3.750%, 10/01/2027	745	755
Conoco Funding
6.950%, 04/15/2029	995	1,293
ConocoPhillips
4.150%, 11/15/2034	753	765
Continental Resources
4.375%, 01/15/2028	340	350
3.800%, 06/01/2024	530	532
Devon Energy
5.850%, 12/15/2025	1,000	1,156
5.600%, 07/15/2041	1,561	1,775
5.000%, 06/15/2045	1,070	1,165
4.750%, 05/15/2042	157	163
3.250%, 05/15/2022	670	678
Devon Financing
7.875%, 09/30/2031	1,230	1,677
Ecopetrol
5.875%, 05/28/2045	5,492	5,638
4.125%, 01/16/2025	167	168
Enbridge
2.900%, 07/15/2022	1,366	1,367
Encana
6.625%, 08/15/2037	596	715
6.500%, 02/01/2038	658	783
Energy Transfer Operating
8.250%, 11/15/2029	3,795	4,757
6.250%, 04/15/2049	1,066	1,193
6.125%, 12/15/2045	327	358
5.875%, 01/15/2024	1,895	2,071
5.500%, 06/01/2027	1,149	1,243
5.250%, 04/15/2029	2,846	3,065
5.150%, 03/15/2045	1,004	971
4.950%, 06/15/2028	170	179
4.500%, 04/15/2024	2,360	2,475
4.050%, 03/15/2025	250	255
Eni
4.000%, 09/12/2023 (C)	3,600	3,713
Enterprise Products Operating LLC
4.150%, 10/16/2028	1,200	1,272
4.050%, 02/15/2022	14	14
3.750%, 02/15/2025	641	666
EOG Resources
4.150%, 01/15/2026	490	524
EQM Midstream Partners
5.500%, 07/15/2028	145	149
Equinor
3.700%, 03/01/2024	1,085	1,141
Exxon Mobil
4.114%, 03/01/2046	910	993
3.043%, 03/01/2026	1,140	1,164

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Halliburton
3.800%, 11/15/2025	$1,070	$1,102
Hess
6.000%, 01/15/2040	1,600	1,700
5.600%, 02/15/2041	2,000	2,020
KazMunayGas National JSC
6.375%, 10/24/2048 (C)	470	531
5.750%, 04/19/2047 (C)	1,390	1,482
5.375%, 04/24/2030 (C)	1,720	1,851
Kerr-McGee
6.950%, 07/01/2024	3,107	3,654
Kinder Morgan
5.550%, 06/01/2045	876	950
5.200%, 03/01/2048	1,045	1,096
5.000%, 02/15/2021 (C)	1,964	2,032
4.300%, 06/01/2025	1,105	1,159
4.300%, 03/01/2028	1,660	1,726
3.050%, 12/01/2019	93	93
Kinder Morgan Energy Partners
7.300%, 08/15/2033	101	128
5.500%, 03/01/2044	1,111	1,187
5.000%, 03/01/2043	50	50
3.500%, 03/01/2021	300	304
Kinder Morgan Energy Partners MTN
6.950%, 01/15/2038	327	403
Marathon Oil
6.600%, 10/01/2037	168	202
5.200%, 06/01/2045	672	728
4.400%, 07/15/2027	672	697
Marathon Petroleum
4.750%, 09/15/2044	696	708
Motiva Enterprises LLC
5.750%, 01/15/2020 (C)	608	617
MPLX
5.500%, 02/15/2049	1,438	1,531
4.800%, 02/15/2029	120	128
4.700%, 04/15/2048	1,706	1,620
4.500%, 04/15/2038	2,180	2,070
4.125%, 03/01/2027	773	783
4.000%, 03/15/2028	1,350	1,352
Murphy Oil
5.625%, 12/01/2042	71	63
National Oilwell Varco
2.600%, 12/01/2022	1,920	1,891
Noble Energy
5.250%, 11/15/2043	150	155
5.050%, 11/15/2044	186	189
4.950%, 08/15/2047	330	337
4.150%, 12/15/2021	2,080	2,142
3.850%, 01/15/2028	680	681
Occidental Petroleum
4.625%, 06/15/2045	400	414

SEI Institutional Investments Trust / Annual Report / May 31, 2019	155

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.400%, 04/15/2046	$200	$197
4.200%, 03/15/2048	390	377
4.100%, 02/15/2047	860	823
3.400%, 04/15/2026	100	100
3.125%, 02/15/2022	810	814
3.000%, 02/15/2027	510	495
2.700%, 02/15/2023	150	150
Panhandle Eastern Pipeline
8.125%, 06/01/2019	1,161	1,161
Pertamina Persero
6.000%, 05/03/2042 (C)	1,220	1,321
Petrobras Global Finance
6.850%, 06/05/2115	1,290	1,263
6.250%, 03/17/2024	1,930	2,091
Petroleos del Peru
4.750%, 06/19/2032 (C)	4,890	5,043
Petroleos Mexicanos
6.625%, 06/15/2035	2,202	2,065
6.500%, 03/13/2027	1,640	1,649
6.500%, 01/23/2029	3,115	3,066
6.350%, 02/12/2048	2,876	2,510
5.625%, 01/23/2046	1,650	1,343
5.350%, 02/12/2028	895	834
4.875%, 01/18/2024	81	81
3.500%, 01/30/2023	785	755
2.460%, 12/15/2025	2,192	2,203
2.378%, 04/15/2025	1,044	1,048
Petroleos Mexicanos MTN
6.875%, 08/04/2026	90	93
6.750%, 09/21/2047	2,101	1,899
4.625%, 09/21/2023	1,320	1,315
Plains All American Pipeline
4.650%, 10/15/2025	2,300	2,426
Rockies Express Pipeline LLC
4.950%, 07/15/2029 (C)	3,655	3,628
Ruby Pipeline
6.000%, 04/01/2022 (C)	2,364	2,402
Sabine Pass Liquefaction LLC
5.750%, 05/15/2024	2,480	2,723
5.625%, 03/01/2025	1,500	1,641
5.000%, 03/15/2027	700	747
Saudi Arabian Oil MTN
2.875%, 04/16/2024 (C)	1,770	1,758
Schlumberger Finance Canada
2.650%, 11/20/2022 (C)	1,289	1,290
Schlumberger Holdings
4.000%, 12/21/2025 (C)	660	680
3.900%, 05/17/2028 (C)	857	864
3.000%, 12/21/2020 (C)	3,975	3,996
Schlumberger Investment
3.650%, 12/01/2023	100	104
3.300%, 09/14/2021 (C)	317	321

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Shell International Finance BV
6.375%, 12/15/2038	$660	$905
4.550%, 08/12/2043	490	551
4.375%, 03/25/2020	260	264
4.375%, 05/11/2045	990	1,092
4.300%, 09/22/2019	500	503
4.125%, 05/11/2035	2,605	2,812
4.000%, 05/10/2046	170	178
3.750%, 09/12/2046	100	101
3.250%, 05/11/2025	1,366	1,406
Sinopec Group Overseas Development 2014
4.375%, 04/10/2024 (C)	1,020	1,080
Spectra Energy Partners
3.500%, 03/15/2025	1,025	1,039
Sunoco Logistics Partners Operations
5.400%, 10/01/2047	2,035	2,041
5.300%, 04/01/2044	822	808
TC PipeLines
3.900%, 05/25/2027	3,500	3,509
Tennessee Gas Pipeline
8.375%, 06/15/2032	4,200	5,564
TransCanada PipeLines
4.625%, 03/01/2034	2,820	2,968
Transcontinental Gas Pipe Line LLC
7.850%, 02/01/2026	1,390	1,763
4.600%, 03/15/2048	100	102
Western Midstream Operating
5.500%, 08/15/2048	670	643
Williams
8.750%, 03/15/2032	1,284	1,806
7.875%, 09/01/2021	1,324	1,466
7.750%, 06/15/2031	339	442
7.500%, 01/15/2031	9	12
5.750%, 06/24/2044	386	421
5.250%, 03/15/2020	580	591
4.550%, 06/24/2024	2,709	2,873
3.900%, 01/15/2025	1,963	2,020
3.600%, 03/15/2022	124	126
		219,587

Financials — 8.3%
ABN AMRO Bank
2.450%, 06/04/2020 (C)	340	339
Aegon
2.582%, VAR USD ICE Swap 11:00 NY 10 Yr+0.100%, 10/15/2167	2,180	1,537
Ally Financial
3.875%, 05/21/2024	1,517	1,509
American Campus Communities Operating Partnership
3.350%, 10/01/2020	1,000	1,008

156	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Express
3.700%, 08/03/2023	$1,305	$1,354
3.125%, 05/20/2026	2,148	2,156
2.750%, 05/20/2022	2,148	2,155
2.500%, 08/01/2022	3,890	3,871
American Express Credit MTN
2.375%, 05/26/2020	985	983
American International Group
6.250%, 05/01/2036	581	695
6.250%, VAR ICE LIBOR USD 3 Month+2.056%, 03/15/2037	2,578	2,584
4.750%, 04/01/2048	195	204
4.500%, 07/16/2044	542	547
4.375%, 01/15/2055	495	470
4.250%, 03/15/2029	655	683
4.200%, 04/01/2028	987	1,026
3.900%, 04/01/2026	1,300	1,332
Aon
3.750%, 05/02/2029	1,842	1,873
Apollo Management Holdings
5.000%, 03/15/2048 (C)	1,620	1,649
4.400%, 05/27/2026 (C)	1,065	1,103
Athene Global Funding
2.750%, 04/20/2020 (C)	2,032	2,034
Athene Holding
4.125%, 01/12/2028	1,540	1,510
AXA Equitable Holdings
3.900%, 04/20/2023	1,400	1,451
Banco Nacional de Comercio Exterior SNC
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026 (C)	1,390	1,371
Banco Santander
4.379%, 04/12/2028	1,000	1,025
3.848%, 04/12/2023	1,200	1,225
3.800%, 02/23/2028	1,200	1,179
3.724%, VAR ICE LIBOR USD 3 Month+1.120%, 04/12/2023	400	398
Bank of America
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	9,887	9,870
3.366%, VAR ICE LIBOR USD 3 Month+0.810%, 01/23/2026	1,660	1,674
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	4,334	4,350
2.738%, VAR ICE LIBOR USD 3 Month+0.370%, 01/23/2022	4,570	4,574
Bank of America MTN
5.000%, 01/21/2044	1,900	2,205
4.450%, 03/03/2026	5,035	5,306
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050	1,305	1,379

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/2029	$2,227	$2,356
4.244%, VAR ICE LIBOR USD 3 Month+1.814%, 04/24/2038	709	742
4.200%, 08/26/2024	3,720	3,894
4.100%, 07/24/2023	305	320
4.000%, 04/01/2024	2,110	2,211
4.000%, 01/22/2025	1,825	1,884
3.974%, VAR ICE LIBOR USD 3 Month+1.210%, 02/07/2030	609	631
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029	1,780	1,842
3.864%, VAR ICE LIBOR USD 3 Month+0.940%, 07/23/2024	1,225	1,268
3.772%, VAR ICE LIBOR USD 3 Month+1.180%, 10/21/2022	165	167
3.705%, VAR ICE LIBOR USD 3 Month+1.512%, 04/24/2028	3,245	3,308
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	4,765	4,812
3.559%, VAR ICE LIBOR USD 3 Month+1.060%, 04/23/2027	2,018	2,055
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024	1,310	1,339
3.500%, 04/19/2026	1,210	1,235
3.499%, VAR ICE LIBOR USD 3 Month+0.630%, 05/17/2022	2,305	2,339
3.458%, VAR ICE LIBOR USD 3 Month+0.970%, 03/15/2025	3,471	3,531
3.300%, 01/11/2023	3,643	3,708
3.248%, 10/21/2027	48	48
3.124%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	2,162	2,178
3.093%, VAR ICE LIBOR USD 3 Month+1.090%, 10/01/2025	1,150	1,150
2.625%, 04/19/2021	70	70
Bank of Montreal MTN
2.550%, 11/06/2022	200	201
Bank of New York Mellon
3.550%, 09/23/2021	144	147
3.400%, 05/15/2024	3,235	3,335
Bank of New York Mellon MTN
3.650%, 02/04/2024	150	156
3.250%, 09/11/2024	270	277
Bank of Nova Scotia
3.125%, 04/20/2021	2,860	2,899
Barclays
4.610%, VAR ICE LIBOR USD 3 Month+1.400%, 02/15/2023	2,066	2,115
3.932%, VAR ICE LIBOR USD 3 Month+1.610%, 05/07/2025	2,251	2,237

SEI Institutional Investments Trust / Annual Report / May 31, 2019	157

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Barclays MTN
4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/2029	$2,245	$2,328
4.338%, VAR ICE LIBOR USD 3 Month+1.356%, 05/16/2024	1,795	1,829
BB&T MTN
3.875%, 03/19/2029	4,391	4,576
3.050%, 06/20/2022	2,234	2,265
Berkshire Hathaway
3.750%, 08/15/2021	488	504
Berkshire Hathaway Finance
4.250%, 01/15/2049	3,401	3,649
4.200%, 08/15/2048	1,000	1,067
BFCM
2.200%, 07/20/2020 (C)	450	448
BGC Partners
5.375%, 07/24/2023	665	691
BlackRock
3.250%, 04/30/2029	667	682
BNP Paribas
5.198%, VAR ICE LIBOR USD 3 Month+2.567%, 01/10/2030 (C)	1,220	1,345
4.705%, VAR ICE LIBOR USD 3 Month+2.235%, 01/10/2025 (C)	2,850	2,991
4.400%, 08/14/2028 (C)	1,420	1,484
3.375%, 01/09/2025 (C)	420	417
BNP Paribas MTN
4.375%, VAR USD Swap Semi 30/360 5 Yr Curr+1.483%, 03/01/2033 (C)	1,370	1,363
BPCE
5.150%, 07/21/2024 (C)	1,550	1,640
Branch Banking & Trust
3.800%, 10/30/2026	250	260
Brighthouse Financial
4.700%, 06/22/2047	40	32
Canadian Imperial Bank of Commerce
3.500%, 09/13/2023	2,505	2,596
3.100%, 04/02/2024	3,571	3,607
Cantor Fitzgerald
4.875%, 05/01/2024 (C)	1,025	1,037
CC Holdings GS V LLC
3.849%, 04/15/2023	2,500	2,570
Charles Schwab
3.250%, 05/22/2029	3,155	3,196
Chubb INA Holdings
3.350%, 05/03/2026	420	432
2.300%, 11/03/2020	310	310
Citibank
3.123%, VAR ICE LIBOR USD 3 Month+0.600%, 05/20/2022	4,745	4,747
2.844%, VAR ICE LIBOR USD 3 Month+0.596%, 05/20/2022	3,920	3,932

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Citigroup
8.125%, 07/15/2039	$3,613	$5,582
5.500%, 09/13/2025	1,370	1,521
5.300%, 05/06/2044	255	292
4.750%, 05/18/2046	150	161
4.650%, 07/30/2045	1,140	1,251
4.650%, 07/23/2048	2,295	2,539
4.600%, 03/09/2026	2,785	2,943
4.500%, 01/14/2022	50	52
4.450%, 09/29/2027	1,680	1,757
4.400%, 06/10/2025	2,040	2,142
4.300%, 11/20/2026	590	612
4.125%, 07/25/2028	260	267
3.980%, VAR ICE LIBOR USD 3 Month+1.338%, 03/20/2030	1,901	1,967
3.875%, 10/25/2023	1,491	1,561
3.700%, 01/12/2026	625	644
3.668%, VAR ICE LIBOR USD 3 Month+1.390%, 07/24/2028	1,924	1,950
3.500%, 05/15/2023	930	947
3.352%, VAR ICE LIBOR USD 3 Month+0.897%, 04/24/2025	8,333	8,431
3.200%, 10/21/2026	1,245	1,239
3.142%, VAR ICE LIBOR USD 3 Month+0.722%, 01/24/2023	5,780	5,820
2.900%, 12/08/2021	2,075	2,082
CME Group
3.000%, 09/15/2022	400	408
Commonwealth Bank of Australia MTN
5.000%, 10/15/2019 (C)	900	908
Compass Bank
3.875%, 04/10/2025	910	923
Cooperatieve Rabobank UA
11.000%, VAR ICE LIBOR USD 3 Month+10.868%, 12/31/2167 (C)	1,893	1,902
5.250%, 08/04/2045	380	434
4.625%, 12/01/2023	2,060	2,167
4.375%, 08/04/2025	1,580	1,647
Cooperatieve Rabobank UA MTN
4.750%, 01/15/2020 (C)	340	344
3.875%, 02/08/2022	300	310
2.250%, 01/14/2020	250	250
Credit Agricole
8.375%, VAR ICE LIBOR USD 3 Month+6.982%, 04/13/2168 (C)	2,270	2,304
Credit Suisse Group
4.282%, 01/09/2028 (C)	2,945	3,022
4.207%, VAR ICE LIBOR USD 3 Month+1.240%, 06/12/2024 (C)	1,295	1,340
3.869%, VAR ICE LIBOR USD 3 Month+1.410%, 01/12/2029 (C)	740	739
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	1,090	1,209

158	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Credit Suisse NY MTN
3.625%, 09/09/2024	$1,360	$1,412
Danske Bank
5.375%, 01/12/2024 (C)	2,008	2,126
5.000%, 01/12/2022 (C)	1,070	1,108
3.875%, 09/12/2023 (C)	1,906	1,912
Discover Bank
4.650%, 09/13/2028	1,630	1,728
4.200%, 08/08/2023	1,000	1,051
Enstar Group
4.950%, 06/01/2029	861	858
Farmers Exchange Capital
7.200%, 07/15/2048 (C)	1,788	2,263
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (C)	4,120	4,534
Fifth Third Bancorp
3.650%, 01/25/2024	1,175	1,222
Fifth Third Bank
2.875%, 10/01/2021	1,870	1,885
First Union Capital II
7.950%, 11/15/2029	525	675
General Electric MTN
6.750%, 03/15/2032	190	228
GLP Capital
4.375%, 04/15/2021	885	893
Goldman Sachs Capital II
4.000%, VAR ICE LIBOR USD 3 Month+0.768%, 06/01/2043	595	467
Goldman Sachs Group
6.750%, 10/01/2037	1,629	2,049
6.250%, 02/01/2041	1,290	1,653
5.750%, 01/24/2022	3,125	3,359
5.250%, 07/27/2021	4,860	5,115
5.150%, 05/22/2045	1,870	2,036
4.750%, 10/21/2045	780	850
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	1,389	1,434
4.250%, 10/21/2025	1,090	1,129
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	1,400	1,455
3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/2029	2,845	2,873
3.750%, 05/22/2025	500	512
3.750%, 02/25/2026	1,445	1,473
3.696%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/2022	225	227
3.688%, VAR ICE LIBOR USD 3 Month+1.170%, 11/15/2021	220	222
3.625%, 01/22/2023	508	521
3.500%, 11/16/2026	4,654	4,664
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/2025	6,155	6,150

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.200%, 02/23/2023	$670	$677
2.876%, VAR ICE LIBOR USD 3 Month+0.821%, 10/31/2022	704	703
2.625%, 04/25/2021	3,500	3,499
Goldman Sachs Group MTN
6.000%, 06/15/2020	2,795	2,890
4.332%, VAR ICE LIBOR USD 3 Month+1.750%, 10/28/2027	2,500	2,536
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	1,060	1,059
Guardian Life Global Funding
1.950%, 10/27/2021 (C)	1,810	1,785
HSBC Bank PLC
7.650%, 05/01/2025	621	734
4.750%, 01/19/2021 (C)	250	258
4.125%, 08/12/2020 (C)	261	266
HSBC Bank USA
7.000%, 01/15/2039	510	696
5.875%, 11/01/2034	910	1,110
4.875%, 08/24/2020	1,000	1,025
HSBC Holdings
5.100%, 04/05/2021	170	177
4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/2029	6,685	7,076
4.300%, 03/08/2026	5,405	5,671
4.250%, 03/14/2024	1,190	1,230
4.250%, 08/18/2025	1,290	1,326
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	830	849
4.000%, 03/30/2022	390	404
3.973%, VAR ICE LIBOR USD 3 Month+1.610%, 05/22/2030	4,531	4,583
3.950%, VAR ICE LIBOR USD 3 Month+0.987%, 05/18/2024	1,075	1,108
3.803%, VAR ICE LIBOR USD 3 Month+1.211%, 03/11/2025	3,385	3,455
3.400%, 03/08/2021	360	364
ING Bank
5.800%, 09/25/2023 (C)	3,720	4,053
2.500%, 10/01/2019 (C)	440	440
ING Groep
4.050%, 04/09/2029	445	456
3.550%, 04/09/2024	1,920	1,946
Intesa Sanpaolo
3.375%, 01/12/2023 (C)	490	479
3.125%, 07/14/2022 (C)	900	877
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (C)	1,860	1,767
5.017%, 06/26/2024 (C)	3,370	3,194
JPMorgan Chase
8.750%, 09/01/2030	1,725	2,420
6.400%, 05/15/2038	385	512
4.950%, 06/01/2045	300	339

SEI Institutional Investments Trust / Annual Report / May 31, 2019	159

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.500%, 01/24/2022	$700	$733
4.452%, VAR ICE LIBOR USD 3 Month+1.330%, 12/05/2029	1,790	1,936
4.350%, 08/15/2021	340	353
4.250%, 10/01/2027	2,590	2,728
4.203%, VAR ICE LIBOR USD 3 Month+1.260%, 07/23/2029	940	995
4.125%, 12/15/2026	3,220	3,378
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	1,050	1,074
4.023%, VAR ICE LIBOR USD 3 Month+1.000%, 12/05/2024	8,915	9,342
4.005%, VAR ICE LIBOR USD 3 Month+1.120%, 04/23/2029	1,276	1,332
3.900%, 07/15/2025	2,200	2,307
3.882%, VAR ICE LIBOR USD 3 Month+1.360%, 07/24/2038	2,330	2,346
3.875%, 09/10/2024	2,170	2,255
3.797%, VAR ICE LIBOR USD 3 Month+0.890%, 07/23/2024	2,010	2,077
3.702%, VAR ICE LIBOR USD 3 Month+1.160%, 05/06/2030	1,701	1,739
3.625%, 05/13/2024	1,490	1,546
3.625%, 12/01/2027	1,560	1,574
3.509%, VAR ICE LIBOR USD 3 Month+0.945%, 01/23/2029	3,500	3,533
3.250%, 09/23/2022	220	224
3.220%, VAR ICE LIBOR USD 3 Month+1.155%, 03/01/2025	5,500	5,568
3.207%, VAR ICE LIBOR USD 3 Month+0.695%, 04/01/2023	4,140	4,188
2.972%, 01/15/2023	165	166
2.700%, 05/18/2023	2,625	2,617
KeyBank
3.300%, 02/01/2022	845	863
KKR Group Finance II LLC
5.500%, 02/01/2043 (C)	120	132
KKR Group Finance III LLC
5.125%, 06/01/2044 (C)	1,010	1,075
Lazard Group LLC
4.500%, 09/19/2028	1,318	1,383
4.375%, 03/11/2029	200	207
Lehman Brothers Holdings
6.500%, 07/19/2017 (D)	4,040	–
Lehman Brothers Holdings MTN
6.750%, 12/28/2017 (D)	10,370	–
Lehman Brothers Holdings Capital Trust VII MTN
5.857%, VAR ICE LIBOR USD 3 Month+0.840%, 11/29/2049 (D)	20,630	–
Liberty Mutual Group
4.569%, 02/01/2029 (C)	1,795	1,911
4.250%, 06/15/2023 (C)	143	150

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Lloyds Bank
3.500%, 05/14/2025	$825	$837
3.300%, 05/07/2021	2,775	2,806
2.700%, 08/17/2020	200	200
Lloyds Bank MTN
5.800%, 01/13/2020 (C)	200	204
Lloyds Banking Group
4.375%, 03/22/2028	1,490	1,534
3.900%, 03/12/2024	1,551	1,579
3.100%, 07/06/2021	2,610	2,623
2.907%, VAR ICE LIBOR USD 3 Month+0.810%, 11/07/2023	3,190	3,135
Macquarie Group
6.250%, 01/14/2021 (C)	200	210
Markel
5.000%, 05/20/2049	982	1,008
MassMutual Global Funding II
2.500%, 10/17/2022 (C)	261	262
MetLife
6.400%, 12/15/2036	1,400	1,547
Metropolitan Life Global Funding I
3.450%, 12/18/2026 (C)	2,865	2,947
2.400%, 01/08/2021 (C)	2,190	2,183
Mitsubishi UFJ Financial Group
3.407%, 03/07/2024	2,909	2,979
3.218%, 03/07/2022	2,462	2,499
Morgan Stanley
4.457%, VAR ICE LIBOR USD 3 Month+1.431%, 04/22/2039	606	647
3.737%, VAR ICE LIBOR USD 3 Month+0.847%, 04/24/2024	1,810	1,864
Morgan Stanley MTN
5.500%, 07/24/2020	140	144
5.500%, 07/28/2021	200	212
4.431%, VAR ICE LIBOR USD 3 Month+1.628%, 01/23/2030	1,040	1,117
4.350%, 09/08/2026	235	246
4.100%, 05/22/2023	110	114
4.000%, 07/23/2025	580	605
3.981%, VAR ICE LIBOR USD 3 Month+1.400%, 10/24/2023	1,965	1,999
3.875%, 04/29/2024	3,295	3,436
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	600	613
3.750%, 02/25/2023	1,489	1,537
3.700%, 10/23/2024	2,650	2,741
3.522%, VAR ICE LIBOR USD 3 Month+0.930%, 07/22/2022	4,000	4,022
3.125%, 07/27/2026	525	521
2.750%, 05/19/2022	9	9
2.625%, 11/17/2021	2,180	2,176

160	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nationwide Building Society
4.363%, VAR ICE LIBOR USD 3 Month+1.392%, 08/01/2024 (C)	$3,490	$3,586
Nationwide Financial Services
5.375%, 03/25/2021 (C)	150	156
Nationwide Mutual Insurance
4.901%, VAR ICE LIBOR USD 3 Month+2.290%, 12/15/2024 (C)	4,407	4,394
New York Life Global Funding
2.875%, 04/10/2024 (C)	2,155	2,183
2.150%, 06/18/2019 (C)	293	293
New York Life Insurance
6.750%, 11/15/2039 (C)	765	1,074
Nordea Bank Abp
4.875%, 05/13/2021 (C)	1,730	1,793
Northern Trust
2.375%, 08/02/2022	300	300
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (C)	1,796	2,366
Ontario Teachers’ Cadillac Fairview Properties Trust
4.125%, 02/01/2029 (C)	770	832
PNC Bank
3.800%, 07/25/2023	3,500	3,643
1.450%, 07/29/2019	1,000	998
PNC Financial Services Group
3.450%, 04/23/2029	2,713	2,759
Prudential Financial MTN
4.600%, 05/15/2044	318	351
4.350%, 02/25/2050	1,925	2,063
Raymond James Financial
4.950%, 07/15/2046	1,525	1,673
Reinsurance Group of America
3.900%, 05/15/2029	1,292	1,313
Reliance Standard Life Global Funding II MTN
2.500%, 01/15/2020 (C)	250	250
Royal Bank of Canada
2.813%, VAR LIMEAN 3 Month+0.250%, 06/29/2085	860	682
1.875%, 02/05/2020	3,200	3,189
Royal Bank of Canada MTN
3.200%, 04/30/2021	760	772
2.150%, 10/26/2020	660	657
Royal Bank of Scotland Group
6.100%, 06/10/2023	1,650	1,751
4.519%, VAR ICE LIBOR USD 3 Month+1.550%, 06/25/2024	820	841
3.875%, 09/12/2023	1,340	1,348
Santander Holdings USA
4.450%, 12/03/2021	2,480	2,563
Santander UK
3.400%, 06/01/2021	3,195	3,230

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.375%, 03/16/2020	$390	$389
Santander UK Group Holdings
5.625%, 09/15/2045 (C)	210	223
2.875%, 08/05/2021	6,100	6,070
Societe Generale
2.599%, VAR ICE LIBOR USD 6 Month+0.075%, 11/29/2049	860	559
Stadshypotek
1.875%, 10/02/2019 (C)	1,910	1,906
Standard Chartered
5.700%, 03/26/2044 (C)	1,037	1,153
5.200%, 01/26/2024 (C)	410	434
4.305%, VAR ICE LIBOR USD 3 Month+1.900%, 05/21/2030 (C)	1,160	1,154
3.950%, 01/11/2023 (C)	200	201
3.785%, VAR ICE LIBOR USD 3 Month+1.560%, 05/21/2025 (C)	1,668	1,666
State Street
3.300%, 12/16/2024	310	319
SunTrust Bank
4.050%, 11/03/2025	1,000	1,065
Synchrony Financial
5.150%, 03/19/2029	1,340	1,395
4.500%, 07/23/2025	655	670
4.375%, 03/19/2024	328	337
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (C)	148	210
4.900%, 09/15/2044 (C)	600	697
Torchmark
4.550%, 09/15/2028	1,933	2,093
Toronto-Dominion Bank MTN
3.250%, 06/11/2021	930	945
2.125%, 04/07/2021	1,500	1,493
Travelers
4.600%, 08/01/2043	50	57
UBS
2.450%, 12/01/2020 (C)	1,560	1,554
UBS MTN
4.500%, 06/26/2048 (C)	200	227
UBS Group Funding Switzerland
4.253%, 03/23/2028 (C)	2,688	2,815
4.125%, 09/24/2025 (C)	1,010	1,058
3.491%, 05/23/2023 (C)	1,710	1,731
US Bancorp MTN
3.600%, 09/11/2024	160	166
2.950%, 07/15/2022	497	504
US Bank
3.150%, 04/26/2021	750	760
Validus Holdings
8.875%, 01/26/2040	1,460	2,176

SEI Institutional Investments Trust / Annual Report / May 31, 2019	161

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Wachovia Capital Trust III
5.570%, VAR ICE LIBOR USD 3 Month+0.930%, 03/15/2168	$4,442	$4,411
WEA Finance LLC
4.750%, 09/17/2044 (C)	750	814
3.750%, 09/17/2024 (C)	1,370	1,416
Wells Fargo
5.606%, 01/15/2044	700	832
5.375%, 11/02/2043	220	255
4.480%, 01/16/2024	392	415
3.069%, 01/24/2023	1,340	1,349
3.000%, 04/22/2026	2,075	2,054
3.000%, 10/23/2026	6,590	6,513
2.100%, 07/26/2021	5,215	5,160
Wells Fargo MTN
4.900%, 11/17/2045	1,310	1,443
4.750%, 12/07/2046	3,745	4,062
4.650%, 11/04/2044	560	596
4.600%, 04/01/2021	500	517
4.400%, 06/14/2046	220	227
4.300%, 07/22/2027	3,100	3,252
4.150%, 01/24/2029	2,810	2,964
3.750%, 01/24/2024	360	374
3.550%, 09/29/2025	550	565
3.500%, 03/08/2022	250	255
3.450%, 02/13/2023	685	696
2.625%, 07/22/2022	8,840	8,818
Wells Fargo Bank
3.625%, 10/22/2021	3,130	3,200
Wells Fargo Capital X
5.950%, 12/15/2036	520	601
Westpac Banking
3.300%, 02/26/2024	1,604	1,646
2.600%, 11/23/2020	780	781
Willis North America
4.500%, 09/15/2028	1,494	1,583

		588,971

Health Care — 2.7%
Abbott Laboratories
4.900%, 11/30/2046	2,727	3,203
4.750%, 11/30/2036	440	500
3.875%, 09/15/2025	265	280
3.750%, 11/30/2026	1,353	1,428
3.400%, 11/30/2023	5,080	5,237
AbbVie
4.875%, 11/14/2048	1,470	1,477
4.500%, 05/14/2035	845	843
4.450%, 05/14/2046	34	32
4.400%, 11/06/2042	1,650	1,564
4.250%, 11/14/2028	2,260	2,341
3.600%, 05/14/2025	1,560	1,589

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.900%, 11/06/2022	$350	$351
2.500%, 05/14/2020	4,844	4,832
Allergan Finance LLC
3.250%, 10/01/2022	112	112
Allergan Funding SCS
3.850%, 06/15/2024	1,000	1,016
3.800%, 03/15/2025	1,700	1,711
3.450%, 03/15/2022	470	473
Amgen
5.150%, 11/15/2041	630	692
4.663%, 06/15/2051	389	403
4.400%, 05/01/2045	2,440	2,440
3.875%, 11/15/2021	200	205
3.625%, 05/22/2024	220	227
2.600%, 08/19/2026	2,000	1,929
2.125%, 05/01/2020	160	159
Anthem
4.650%, 01/15/2043	2,250	2,339
4.625%, 05/15/2042	219	228
3.700%, 08/15/2021	290	296
3.650%, 12/01/2027	780	787
3.500%, 08/15/2024	1,950	1,994
3.350%, 12/01/2024	1,190	1,212
3.300%, 01/15/2023	133	135
3.125%, 05/15/2022	740	747
2.950%, 12/01/2022	560	562
AstraZeneca
3.500%, 08/17/2023	1,735	1,786
AstraZeneca, Ser 2017-1, Cl A2
3.125%, 06/12/2027	875	872
Baxalta
3.600%, 06/23/2022	870	883
Becton Dickinson
4.685%, 12/15/2044	1,617	1,737
3.734%, 12/15/2024	3,337	3,440
3.700%, 06/06/2027	1,077	1,103
3.363%, 06/06/2024	1,905	1,933
3.250%, 11/12/2020	1,600	1,611
2.675%, 12/15/2019	2,000	1,999
2.404%, 06/05/2020	2,144	2,136
Biogen
3.625%, 09/15/2022	815	832
Boston Scientific
4.700%, 03/01/2049	702	767
4.000%, 03/01/2028	631	660
4.000%, 03/01/2029	776	817
3.750%, 03/01/2026	1,054	1,093
Bristol-Myers Squibb
4.250%, 10/26/2049 (C)	130	137
4.125%, 06/15/2039 (C)	2,015	2,101
3.400%, 07/26/2029 (C)	5,154	5,275
3.200%, 06/15/2026 (C)	3,970	4,060

162	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.900%, 07/26/2024 (C)	$4,108	$4,162
2.600%, 05/16/2022 (C)	3,663	3,688
Cardinal Health
3.079%, 06/15/2024	510	507
2.616%, 06/15/2022	390	387
Celgene
5.000%, 08/15/2045	3,130	3,640
4.350%, 11/15/2047	315	332
3.900%, 02/20/2028	3,177	3,333
3.875%, 08/15/2025	1,030	1,082
3.625%, 05/15/2024	166	172
3.550%, 08/15/2022	550	566
2.875%, 02/19/2021	635	639
2.750%, 02/15/2023	2,293	2,298
2.250%, 08/15/2021	660	656
Cigna
4.900%, 12/15/2048 (C)	1,858	1,898
4.800%, 08/15/2038 (C)	140	142
4.375%, 10/15/2028 (C)	3,693	3,871
4.125%, 11/15/2025 (C)	450	469
3.750%, 07/15/2023 (C)	3,347	3,434
3.400%, 09/17/2021 (C)	2,028	2,055
3.200%, 09/17/2020 (C)	750	755
Cigna Holding
3.250%, 04/15/2025	1,000	1,004
3.050%, 10/15/2027	2,510	2,427
CommonSpirit Health
4.350%, 11/01/2042	190	191
CVS Health
5.125%, 07/20/2045	170	173
5.050%, 03/25/2048	6,945	7,064
4.780%, 03/25/2038	2,488	2,488
4.300%, 03/25/2028	8,463	8,716
4.100%, 03/25/2025	3,096	3,203
4.000%, 12/05/2023	958	990
3.875%, 07/20/2025	929	952
3.700%, 03/09/2023	2,634	2,689
3.500%, 07/20/2022	850	865
3.375%, 08/12/2024	95	96
3.350%, 03/09/2021	1,670	1,687
Edwards Lifesciences
4.300%, 06/15/2028	924	981
Eli Lilly
3.100%, 05/15/2027	220	225
Forest Laboratories
5.000%, 12/15/2021 (C)	2,423	2,525
Gilead Sciences
4.750%, 03/01/2046	540	578
4.500%, 02/01/2045	95	99
4.150%, 03/01/2047	1,295	1,283
3.700%, 04/01/2024	1,540	1,604
3.650%, 03/01/2026	890	923

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.550%, 09/01/2020	$210	$210
1.850%, 09/20/2019	560	559
GlaxoSmithKline Capital
2.850%, 05/08/2022	410	414
HCA
5.250%, 04/15/2025	750	807
5.000%, 03/15/2024	1,600	1,700
Humana
4.950%, 10/01/2044	200	209
4.800%, 03/15/2047	50	51
3.950%, 03/15/2027	860	874
3.850%, 10/01/2024	2,530	2,608
2.900%, 12/15/2022	3,405	3,410
Johnson & Johnson
4.500%, 12/05/2043	300	346
3.700%, 03/01/2046	970	1,004
3.400%, 01/15/2038	1,500	1,506
Medtronic
4.625%, 03/15/2045	151	174
4.375%, 03/15/2035	176	196
3.625%, 03/15/2024	2,005	2,091
Medtronic Global Holdings SCA
3.350%, 04/01/2027	370	382
Merck
4.000%, 03/07/2049	1,080	1,151
3.400%, 03/07/2029	1,146	1,186
2.750%, 02/10/2025	520	523
Mylan
3.950%, 06/15/2026	1,115	1,047
Pfizer
4.200%, 09/15/2048	1,559	1,695
4.100%, 09/15/2038	363	390
4.000%, 12/15/2036	1,050	1,111
3.450%, 03/15/2029	1,408	1,466
2.800%, 03/11/2022	633	642
Takeda Pharmaceutical
4.400%, 11/26/2023 (C)	2,945	3,112
Teva Pharmaceutical Finance
3.650%, 11/10/2021	184	172
UnitedHealth Group
6.625%, 11/15/2037	200	272
5.800%, 03/15/2036	560	696
4.625%, 07/15/2035	940	1,049
4.450%, 12/15/2048	532	583
3.875%, 10/15/2020	870	883
3.875%, 12/15/2028	250	265
3.850%, 06/15/2028	1,000	1,058
3.700%, 12/15/2025	712	746
3.500%, 02/15/2024	1,070	1,110
3.375%, 11/15/2021	400	408
2.875%, 12/15/2021	450	454
2.875%, 03/15/2023	150	151

SEI Institutional Investments Trust / Annual Report / May 31, 2019	163

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.700%, 07/15/2020	$680	$682
Wyeth LLC
6.450%, 02/01/2024	365	429
5.950%, 04/01/2037	320	412
Zimmer Biomet Holdings
3.700%, 03/19/2023	2,025	2,075
2.700%, 04/01/2020	70	70

		189,814

Industrials — 2.5%
ABB Finance USA
4.375%, 05/08/2042	180	201
AerCap Ireland Capital DAC
5.000%, 10/01/2021	2,025	2,110
4.500%, 05/15/2021	3,340	3,430
Air 2 US
8.027%, 10/01/2019 (C)	13	13
Air Lease
3.500%, 01/15/2022	1,950	1,979
2.500%, 03/01/2021	3,500	3,487
2.125%, 01/15/2020	850	847
Amcor Finance USA
4.500%, 05/15/2028 (C)	865	911
3.625%, 04/28/2026 (C)	2,000	2,006
American Airlines, Pass-Through Trust, Ser 2011-1, Cl A
5.250%, 01/31/2021	40	41
American Airlines, Pass-Through Trust, Ser 2015-1, Cl A
3.375%, 05/01/2027	108	108
Aviation Capital Group LLC
6.750%, 04/06/2021 (C)	680	727
BAE Systems
4.750%, 10/11/2021 (C)	2,455	2,560
Boeing
7.250%, 06/15/2025	107	133
4.875%, 02/15/2020	2,440	2,480
3.900%, 05/01/2049	1,184	1,194
3.850%, 11/01/2048	127	127
3.550%, 03/01/2038	272	267
3.500%, 03/01/2039	686	667
3.200%, 03/01/2029	2,187	2,210
3.100%, 05/01/2026	2,012	2,040
2.800%, 03/01/2027	280	276
2.700%, 05/01/2022	1,393	1,403
Burlington Northern Santa Fe LLC
7.290%, 06/01/2036	200	284
4.900%, 04/01/2044	363	421
4.550%, 09/01/2044	1,220	1,357
4.100%, 06/01/2021	449	462
3.050%, 09/01/2022	300	305

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Canadian Pacific Railway
6.125%, 09/15/2115	$34	$45
Caterpillar
4.300%, 05/15/2044	50	55
Caterpillar Financial Services MTN
2.750%, 08/20/2021	1,915	1,927
Cintas No. 2
3.700%, 04/01/2027	590	617
2.900%, 04/01/2022	610	617
Continental Airlines, Pass-Through Trust, Ser 1999-2, Cl A
7.256%, 03/15/2020	57	58
Continental Airlines, Pass-Through Trust, Ser 2000-1, Cl A
8.048%, 11/01/2020	406	411
Continental Airlines, Pass-Through Trust, Ser 2007-1
6.903%, 04/19/2022	25	26
Continental Airlines, Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	5,282	5,562
Continental Airlines, Pass-Through Trust, Ser 2010-1, Cl A
4.750%, 01/12/2021	70	72
Continental Airlines, Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	54	56
Crowley Conro LLC
4.181%, 08/15/2043	923	1,007
CSX
4.750%, 11/15/2048	458	510
4.250%, 03/15/2029	651	701
Delta Air Lines
4.375%, 04/19/2028	442	444
Delta Air Lines, Pass-Through Trust, Ser 2007-1, Cl A
6.821%, 08/10/2022	770	842
Eaton
7.625%, 04/01/2024	325	380
4.150%, 11/02/2042	530	547
4.000%, 11/02/2032	99	107
2.750%, 11/02/2022	1,575	1,578
Equifax
3.950%, 06/15/2023	3,015	3,112
FedEx
4.950%, 10/17/2048	1,205	1,253
4.550%, 04/01/2046	709	701
4.050%, 02/15/2048	1,405	1,284
GE Capital International Funding Unlimited
4.418%, 11/15/2035	13,445	12,754
2.342%, 11/15/2020	13,150	13,018
General Electric
4.500%, 03/11/2044	3,575	3,352

164	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.125%, 10/09/2042	$91	$81
2.100%, 12/11/2019	356	355
General Electric MTN
6.875%, 01/10/2039	1,546	1,875
6.150%, 08/07/2037	537	611
5.875%, 01/14/2038	1,267	1,390
5.550%, 05/04/2020	2,269	2,324
5.500%, 01/08/2020	288	292
5.300%, 02/11/2021	230	239
4.650%, 10/17/2021	3,293	3,421
4.625%, 01/07/2021	3,479	3,564
4.375%, 09/16/2020	60	61
2.998%, VAR ICE LIBOR USD 3 Month+0.480%, 08/15/2036	3,035	2,276
Harris
5.054%, 04/27/2045	480	547
4.854%, 04/27/2035	210	229
IHS Markit
5.000%, 11/01/2022 (C)	2,000	2,106
4.750%, 02/15/2025 (C)	1,000	1,058
4.750%, 08/01/2028	1,000	1,059
4.250%, 05/01/2029	1,103	1,117
4.125%, 08/01/2023	500	514
3.625%, 05/01/2024	1,103	1,111
ILFC E-Capital Trust II
4.850%, VAR ICE LIBOR USD 3 Month+1.800%, 12/21/2065 (C)	1,200	900
Ingersoll-Rand Luxembourg Finance
2.625%, 05/01/2020	133	133
International Lease Finance
8.625%, 01/15/2022	650	739
John Deere Capital
1.700%, 01/15/2020	340	338
L3 Technologies
4.950%, 02/15/2021	537	556
4.400%, 06/15/2028	2,800	3,012
Lockheed Martin
4.090%, 09/15/2052	535	560
4.070%, 12/15/2042	1,130	1,188
3.550%, 01/15/2026	1,585	1,655
3.100%, 01/15/2023	110	112
Northrop Grumman
4.030%, 10/15/2047	535	541
3.250%, 08/01/2023	4,919	5,033
3.250%, 01/15/2028	1,362	1,360
2.930%, 01/15/2025	2,113	2,116
2.550%, 10/15/2022	5,606	5,585
Park Aerospace Holdings
5.250%, 08/15/2022 (C)	500	520
4.500%, 03/15/2023 (C)	3,630	3,671
Penske Truck Leasing LP
3.950%, 03/10/2025 (C)	225	232

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Raytheon
3.125%, 10/15/2020	$720	$727
Republic Services
4.750%, 05/15/2023	215	230
3.950%, 05/15/2028	1,255	1,330
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (C)	1,320	1,333
Union Pacific
4.500%, 09/10/2048	1,460	1,584
4.300%, 03/01/2049	1,432	1,518
3.950%, 09/10/2028	4,055	4,319
3.750%, 07/15/2025	530	558
3.700%, 03/01/2029	1,330	1,389
3.150%, 03/01/2024	744	758
2.950%, 03/01/2022	1,165	1,179
United Parcel Service
2.350%, 05/16/2022	235	235
United Technologies
8.875%, 11/15/2019	400	411
5.400%, 05/01/2035	640	749
4.625%, 11/16/2048	226	246
4.450%, 11/16/2038	860	925
4.125%, 11/16/2028	1,930	2,048
3.950%, 08/16/2025	3,822	4,033
3.650%, 08/16/2023	4,040	4,190
3.350%, 08/16/2021	1,780	1,811
US Airways, Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	31	34
US Airways, Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	3,443	3,654
Waste Management
4.150%, 07/15/2049	440	464
4.000%, 07/15/2039	160	166
3.900%, 03/01/2035	39	40
3.500%, 05/15/2024	845	874
3.450%, 06/15/2029	1,985	2,029
3.200%, 06/15/2026	1,205	1,228

		173,625

Information Technology — 1.1%
Apple
4.650%, 02/23/2046	3,090	3,506
4.375%, 05/13/2045	1,416	1,551
4.250%, 02/09/2047	889	949
3.450%, 05/06/2024	350	362
3.450%, 02/09/2045	156	148
3.200%, 05/13/2025	389	399
3.200%, 05/11/2027	2,412	2,479
2.450%, 08/04/2026	2,560	2,487
2.400%, 05/03/2023	95	95

SEI Institutional Investments Trust / Annual Report / May 31, 2019	165

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.150%, 02/09/2022	$90	$89
2.000%, 11/13/2020	710	707
Avnet
4.875%, 12/01/2022	1,570	1,662
Broadcom
4.750%, 04/15/2029 (C)	604	596
4.250%, 04/15/2026 (C)	5,504	5,436
3.125%, 04/15/2021 (C)	2,045	2,049
3.125%, 01/15/2025	600	572
Dell International LLC
8.350%, 07/15/2046 (C)	1,385	1,691
4.420%, 06/15/2021 (C)	3,380	3,463
Fidelity National Information Services
3.750%, 05/21/2029	1,178	1,203
Fiserv
4.200%, 10/01/2028	110	116
Hewlett Packard Enterprise
6.350%, 10/15/2045	953	1,021
Intel
3.734%, 12/08/2047	119	119
3.700%, 07/29/2025	875	921
3.300%, 10/01/2021	75	76
3.100%, 07/29/2022	75	77
International Business Machines
4.250%, 05/15/2049	828	843
4.150%, 05/15/2039	490	501
3.300%, 05/15/2026	1,072	1,085
3.000%, 05/15/2024	2,780	2,803
KLA-Tencor
4.100%, 03/15/2029	785	806
Lam Research
4.875%, 03/15/2049	289	312
3.800%, 03/15/2025	150	157
3.750%, 03/15/2026	2,706	2,780
2.750%, 03/15/2020	95	95
Marvell Technology Group
4.200%, 06/22/2023	1,800	1,856
Mastercard
3.650%, 06/01/2049	851	864
3.375%, 04/01/2024	720	749
2.950%, 06/01/2029	1,637	1,655
Microsoft
4.500%, 02/06/2057	778	912
4.250%, 02/06/2047	2,296	2,607
4.100%, 02/06/2037	1,301	1,437
4.000%, 02/12/2055	847	916
3.950%, 08/08/2056	340	363
3.750%, 02/12/2045	240	250
3.700%, 08/08/2046	948	986
3.500%, 02/12/2035	2,294	2,366
3.450%, 08/08/2036	50	51
3.300%, 02/06/2027	3,165	3,296

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.875%, 02/06/2024	$1,470	$1,518
2.700%, 02/12/2025	360	364
2.400%, 08/08/2026	2,510	2,468
2.375%, 02/12/2022	50	50
2.375%, 05/01/2023	50	50
Oracle
4.000%, 11/15/2047	656	665
3.900%, 05/15/2035	3,620	3,740
3.800%, 11/15/2037	477	479
2.950%, 11/15/2024	466	474
2.950%, 05/15/2025	695	700
2.625%, 02/15/2023	871	869
QUALCOMM
2.600%, 01/30/2023	1,700	1,684
salesforce.com
3.700%, 04/11/2028	2,350	2,498
3.250%, 04/11/2023	740	758
Texas Instruments
4.150%, 05/15/2048	1,250	1,362
3.875%, 03/15/2039	109	115
Visa
4.300%, 12/14/2045	810	919
3.150%, 12/14/2025	820	844
2.200%, 12/14/2020	480	479

		79,500

Materials — 0.9%
Air Liquide Finance
2.250%, 09/27/2023 (C)	1,215	1,197
Anglo American Capital
4.000%, 09/11/2027 (C)	280	274
3.625%, 09/11/2024 (C)	1,810	1,817
Barrick
5.250%, 04/01/2042	740	787
Barrick North America Finance LLC
5.750%, 05/01/2043	492	571
5.700%, 05/30/2041	1,238	1,404
BHP Billiton Finance USA
6.750%, VAR USD Swap Semi 30/360 5 Yr Curr+5.093%, 10/19/2075 (C)	1,610	1,807
5.000%, 09/30/2043	40	47
2.875%, 02/24/2022	79	80
Dow Chemical
4.800%, 05/15/2049 (C)	2,855	2,863
4.250%, 10/01/2034	450	453
4.125%, 11/15/2021	219	226
3.000%, 11/15/2022	2,880	2,899
DowDuPont
5.419%, 11/15/2048	728	825
4.725%, 11/15/2028	662	723
4.493%, 11/15/2025	4,540	4,878
4.205%, 11/15/2023	3,697	3,889

166	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Eastman Chemical
2.700%, 01/15/2020	$207	$207
Equate Petrochemical MTN
4.250%, 11/03/2026 (C)	1,640	1,673
Freeport-McMoRan
6.875%, 02/15/2023	49	51
4.000%, 11/14/2021	1,280	1,287
Glencore Funding LLC
4.125%, 05/30/2023 (C)	50	51
4.125%, 03/12/2024 (C)	180	183
4.000%, 03/27/2027 (C)	1,680	1,639
2.875%, 04/16/2020 (C)	220	221
Huntsman International LLC
5.125%, 11/15/2022	532	555
4.500%, 05/01/2029	1,767	1,789
International Flavors & Fragrances
5.000%, 09/26/2048	2,585	2,761
LYB International Finance II BV
3.500%, 03/02/2027	631	613
Mosaic
4.050%, 11/15/2027	740	747
Nacional del Cobre de Chile
3.625%, 08/01/2027 (C)	2,770	2,815
Nutrien
4.875%, 03/30/2020	10	10
OCP
4.500%, 10/22/2025 (C)	1,860	1,888
Rio Tinto Finance USA
7.125%, 07/15/2028	20	26
Southern Copper
5.875%, 04/23/2045	831	921
5.250%, 11/08/2042	4,600	4,749
3.875%, 04/23/2025	733	737
Suzano Austria GmbH
6.000%, 01/15/2029 (C)	2,740	2,922
Syngenta Finance
3.933%, 04/23/2021 (C)	370	375
Teck Resources
6.250%, 07/15/2041	2,441	2,555
Vale Overseas
6.875%, 11/21/2036	1,595	1,786
6.250%, 08/10/2026	2,340	2,552
Westlake Chemical
3.600%, 08/15/2026	383	379
WestRock MWV LLC
7.375%, 09/01/2019	2,500	2,527
WestRock RKT LLC
4.000%, 03/01/2023	330	342
3.500%, 03/01/2020	570	573

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
WRKCo
4.900%, 03/15/2029	$1,785	$1,934

		63,608

Real Estate — 0.8%
American Campus Communities Operating Partnership
3.750%, 04/15/2023	2,255	2,309
AvalonBay Communities MTN
3.950%, 01/15/2021	1,500	1,528
Boston Properties
3.800%, 02/01/2024	2,000	2,077
3.200%, 01/15/2025	1,630	1,647
Brixmor Operating Partnership
4.125%, 05/15/2029	700	710
Crown Castle International
5.200%, 02/15/2049	321	350
CubeSmart
4.375%, 02/15/2029	650	680
ERP Operating
4.625%, 12/15/2021	200	209
4.150%, 12/01/2028	715	782
GLP Capital
5.750%, 06/01/2028	1,250	1,359
5.375%, 04/15/2026	1,300	1,374
5.300%, 01/15/2029	2,441	2,597
5.250%, 06/01/2025	1,000	1,056
HCP
3.875%, 08/15/2024	4,926	5,111
Healthcare Realty Trust
3.750%, 04/15/2023	2,375	2,416
Healthcare Trust of America Holdings
3.700%, 04/15/2023	2,000	2,030
3.500%, 08/01/2026	1,010	1,008
Host Hotels & Resorts
6.000%, 10/01/2021	2,500	2,646
Life Storage
3.875%, 12/15/2027	1,950	1,956
Mid-America Apartments
4.300%, 10/15/2023	675	709
4.000%, 11/15/2025	807	843
3.950%, 03/15/2029	286	298
3.750%, 06/15/2024	1,575	1,623
3.600%, 06/01/2027	447	455
Piedmont Operating Partnership
4.450%, 03/15/2024	125	129
Public Storage
3.385%, 05/01/2029	945	970
3.094%, 09/15/2027	1,390	1,392
Realty Income
3.250%, 10/15/2022	150	153

SEI Institutional Investments Trust / Annual Report / May 31, 2019	167

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Reckson Operating Partnership
7.750%, 03/15/2020	$2,000	$2,075
Regency Centers
4.125%, 03/15/2028	436	459
SITE Centers
4.625%, 07/15/2022	561	582
4.250%, 02/01/2026	288	295
SL Green Realty
4.500%, 12/01/2022	500	522
STORE Capital
4.625%, 03/15/2029	829	868
4.500%, 03/15/2028	2,480	2,570
Tanger Properties
3.875%, 12/01/2023	860	870
UDR
3.700%, 10/01/2020	2,355	2,383
Ventas Realty
4.875%, 04/15/2049	641	697
4.125%, 01/15/2026	45	47
VEREIT Operating Partnership
4.125%, 06/01/2021	1,660	1,697
Welltower
4.950%, 01/15/2021	3,340	3,442
4.500%, 01/15/2024	183	195

		55,119

Utilities — 2.0%
AEP Texas Central Transition Funding II
5.306%, 07/01/2020	821	834
Alabama Power
3.700%, 12/01/2047	2,745	2,720
Alabama Power Capital Trust V
5.692%, VAR ICE LIBOR USD 3 Month+3.100%, 10/01/2042	100	99
Appalachian Power
4.450%, 06/01/2045	1,600	1,724
Berkshire Hathaway Energy
3.750%, 11/15/2023	488	510
Boston Gas
4.487%, 02/15/2042 (C)	140	149
CenterPoint Energy
4.250%, 11/01/2028	958	1,022
3.850%, 02/01/2024	445	464
3.600%, 11/01/2021	1,095	1,120
2.500%, 09/01/2022	132	131
CenterPoint Energy Resources
4.500%, 01/15/2021	246	253
4.000%, 04/01/2028	46	48
Comision Federal de Electricidad
4.875%, 01/15/2024 (C)	300	308
4.750%, 02/23/2027 (C)	1,410	1,437

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Commonwealth Edison
4.000%, 03/01/2049	$1,226	$1,275
3.400%, 09/01/2021	140	143
Consolidated Edison of New York
4.650%, 12/01/2048	2,000	2,266
4.450%, 03/15/2044	2,580	2,776
Dominion Energy
3.176%, VAR ICE LIBOR USD 3 Month+0.550%, 06/01/2019 (C)	2,000	2,000
2.000%, 08/15/2021	927	911
1.600%, 08/15/2019	1,208	1,205
DTE Energy
1.500%, 10/01/2019	1,805	1,798
Duke Energy
3.550%, 09/15/2021	722	735
3.150%, 08/15/2027	2,720	2,704
2.400%, 08/15/2022	1,380	1,372
1.800%, 09/01/2021	1,390	1,367
Duke Energy Carolinas LLC
4.250%, 12/15/2041	1,000	1,069
4.000%, 09/30/2042	1,512	1,576
Duke Energy Florida LLC
3.850%, 11/15/2042	720	735
3.200%, 01/15/2027	1,600	1,625
Duke Energy Indiana LLC
3.750%, 05/15/2046	315	313
Duke Energy Progress LLC
3.450%, 03/15/2029	1,046	1,076
3.250%, 08/15/2025	2,000	2,055
2.800%, 05/15/2022	215	217
Duquesne Light Holdings
6.400%, 09/15/2020 (C)	3,525	3,677
Electricite de France
5.000%, 09/21/2048 (C)	473	508
4.950%, 10/13/2045 (C)	625	666
4.500%, 09/21/2028 (C)	1,867	1,978
Enel Finance International
4.625%, 09/14/2025 (C)	2,420	2,506
Entergy Arkansas LLC
4.200%, 04/01/2049	191	205
Entergy Texas
3.450%, 12/01/2027	1,625	1,631
Evergy
5.292%, 06/15/2022	1,216	1,295
Eversource Energy
2.900%, 10/01/2024	3,730	3,748
Exelon
5.625%, 06/15/2035	1,720	2,022
3.950%, 06/15/2025	1,395	1,464
2.850%, 06/15/2020	2,000	2,002
FirstEnergy
4.850%, 07/15/2047	691	754

168	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.250%, 03/15/2023	$3,714	$3,892
3.900%, 07/15/2027	1,688	1,730
FirstEnergy, Ser C
7.375%, 11/15/2031	4,905	6,582
FirstEnergy Transmission LLC
5.450%, 07/15/2044 (C)	267	312
Florida Power & Light
3.250%, 06/01/2024	455	472
Indiana Michigan Power
4.550%, 03/15/2046	649	717
3.200%, 03/15/2023	1,330	1,354
ITC Holdings
5.500%, 01/15/2020 (C)	2,090	2,126
4.050%, 07/01/2023	2,075	2,156
Kansas City Power & Light
5.300%, 10/01/2041	250	298
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,894	3,254
KeySpan Gas East
2.742%, 08/15/2026 (C)	1,175	1,137
Metropolitan Edison
4.300%, 01/15/2029 (C)	1,040	1,109
4.000%, 04/15/2025 (C)	1,000	1,033
3.500%, 03/15/2023 (C)	5,050	5,170
MidAmerican Energy
4.800%, 09/15/2043	1,500	1,750
4.250%, 07/15/2049	295	323
3.650%, 04/15/2029	1,330	1,402
3.500%, 10/15/2024	100	105
Mid-Atlantic Interstate Transmission LLC
4.100%, 05/15/2028 (C)	1,318	1,374
Mississippi Power
3.950%, 03/30/2028	1,617	1,689
NextEra Energy Capital Holdings
5.650%, VAR ICE LIBOR USD 3 Month+3.156%, 05/01/2079	98	100
3.500%, 04/01/2029	311	317
3.150%, 04/01/2024	1,379	1,395
3.045%, VAR ICE LIBOR USD 3 Month+0.480%, 05/04/2021	7,300	7,286
NiSource Finance
5.800%, 02/01/2042	471	571
NSTAR Electric
3.250%, 05/15/2029	328	335
Ohio Power
4.000%, 06/01/2049	788	815
Oncor Electric Delivery LLC
5.750%, 03/15/2029	150	184
Pacific Gas & Electric
3.300%, 12/01/2027 (D)	560	493
PacifiCorp
4.150%, 02/15/2050	765	824

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
PECO Energy
4.150%, 10/01/2044	$1,985	$2,095
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (C)	2,090	2,313
5.450%, 05/21/2028 (C)	1,030	1,111
4.125%, 05/15/2027 (C)	1,990	1,963
PPL Capital Funding
5.000%, 03/15/2044	484	530
4.700%, 06/01/2043	127	136
4.000%, 09/15/2047	229	222
3.400%, 06/01/2023	194	197
3.100%, 05/15/2026	456	447
Progress Energy
6.000%, 12/01/2039	200	248
Public Service Electric & Gas MTN
3.850%, 05/01/2049	907	939
3.700%, 05/01/2028	3,090	3,290
3.200%, 05/15/2029	1,296	1,322
Public Service of New Hampshire
3.500%, 11/01/2023	960	996
San Diego Gas & Electric
4.150%, 05/15/2048	4	4
Sempra Energy
4.000%, 02/01/2048	1,350	1,256
3.400%, 02/01/2028	365	359
2.900%, 02/01/2023	1,992	1,993
Southern
4.400%, 07/01/2046	958	974
Southern California Edison
5.500%, 03/15/2040	820	936
4.650%, 10/01/2043	315	325
4.125%, 03/01/2048	2,115	2,064
3.700%, 08/01/2025	762	780
Southern Gas Capital
5.875%, 03/15/2041	430	521
3.250%, 06/15/2026	1,550	1,553
Southwestern Electric Power
3.900%, 04/01/2045	424	418
2.750%, 10/01/2026	1,000	970
Virginia Electric & Power
4.650%, 08/15/2043	1,205	1,348
3.450%, 02/15/2024	150	154
2.950%, 01/15/2022	1,720	1,734
2.750%, 03/15/2023	1,200	1,208
Wisconsin Public Service
3.350%, 11/21/2021	835	853

		144,057

Total Corporate Obligations (Cost $1,904,775) ($ Thousands)		1,967,891

SEI Institutional Investments Trust / Annual Report / May 31, 2019	169

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 23.6%
U.S. Treasury Bills
2.435%, 07/25/2019 (A)	$9,604	$9,572
2.413%, 06/20/2019 (A)(E)	2,278	2,275
2.391%, 07/09/2019 (A)	5,316	5,304
2.375%, 06/13/2019 (A)	59,410	59,373
2.323%, 07/23/2019 (A)	23,778	23,702
2.305%, 07/16/2019 (A)	17,913	17,864
U.S. Treasury Bonds
6.000%, 02/15/2026	2,150	2,682
3.000%, 02/15/2048	85,320	92,422
3.000%, 08/15/2048	36,450	39,528
3.000%, 02/15/2049	40,033	43,492
2.875%, 08/15/2028	16,223	17,227
2.875%, 05/15/2049	131,270	139,234
2.750%, 11/15/2042	12,770	13,239
2.750%, 08/15/2047	15,081	15,576
2.750%, 11/15/2047	15,444	15,947
2.500%, 02/15/2045 (E)	62,028	61,170
2.500%, 02/15/2046	60,270	59,354
2.500%, 05/15/2046	18,955	18,655
2.375%, 05/15/2029	42,919	43,804
2.250%, 08/15/2046	30,110	28,149
U.S. Treasury Inflation-Protected Securities
1.375%, 02/15/2044	4,156	4,743
1.000%, 02/15/2046	3,605	3,808
1.000%, 02/15/2049	13,820	14,582
0.875%, 01/15/2029	5,904	6,170
0.750%, 02/15/2042	2,385	2,402
0.625%, 02/15/2043	4,920	4,791
0.375%, 07/15/2025	4,245	4,266
0.125%, 07/15/2024	262	260
U.S. Treasury Notes
3.125%, 11/15/2028	14,578	15,805
2.875%, 05/31/2025	4,932	5,177
2.750%, 09/30/2020	18,857	19,014
2.750%, 11/30/2020	1,462	1,477
2.750%, 05/31/2023	8,981	9,264
2.750%, 08/31/2025	11,590	12,092
2.625%, 07/31/2020	32,342	32,501
2.625%, 08/31/2020	32,667	32,855
2.625%, 11/15/2020	1,299	1,309
2.625%, 02/15/2029	85,285	88,866
2.500%, 06/30/2020	1,680	1,685
2.500%, 12/31/2020	15,818	15,930
2.500%, 01/31/2021	16,759	16,889
2.500%, 02/28/2021	21,861	22,045
2.500%, 01/15/2022	240	243
2.500%, 02/15/2022	100	101
2.500%, 02/28/2026	11,805	12,157
2.375%, 04/15/2021	6,387	6,432
2.250%, 03/31/2021	8,225	8,263
2.250%, 04/30/2021	54,510	54,800

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
2.250%, 04/15/2022	$718	$725
2.250%, 04/30/2024	77,550	78,671
2.250%, 11/15/2024	28,142	28,539
2.250%, 11/15/2025	6,817	6,911
2.250%, 03/31/2026	2,350	2,383
2.250%, 11/15/2027	8,112	8,203
2.125%, 01/31/2021	9,663	9,679
2.125%, 05/31/2021	65,909	66,135
2.125%, 05/15/2022	5,233	5,267
2.125%, 02/29/2024	8,087	8,153
2.125%, 03/31/2024	18,210	18,361
2.125%, 11/30/2024	9,870	9,949
2.125%, 05/31/2026	4,226	4,251
2.000%, 05/31/2024	85,721	86,006
2.000%, 08/15/2025	30,963	30,951
1.625%, 06/30/2020	7,005	6,960
1.625%, 07/31/2020	48,535	48,222
1.625%, 08/31/2022	30,030	29,766
1.625%, 04/30/2023	2,411	2,384
1.500%, 05/31/2020	20,400	20,253
1.500%, 07/15/2020	6,944	6,891
1.375%, 05/31/2020	9,275	9,196
1.375%, 08/31/2020	31,873	31,577
1.375%, 09/30/2020	25,504	25,258
1.375%, 01/31/2021	5,469	5,411
1.125%, 02/28/2021	8,134	8,011

Total U.S. Treasury Obligations (Cost $1,612,493) ($ Thousands)		1,664,609

ASSET-BACKED SECURITIES — 8.5%

Automotive — 1.4%
Avis Budget Rental Car Funding AESOP LLC, Ser 2017-1A, Cl A
3.070%, 09/20/2023 (C)	610	618
Avis Budget Rental Car Funding AESOP LLC, Ser 2019-1A, Cl A
3.450%, 03/20/2023 (C)	396	404
Avis Budget Rental Car Funding AESOP LLC, Ser 2019-2A, Cl A
3.350%, 09/22/2025 (C)	3,289	3,368
BMW Vehicle Lease Trust, Ser 2019-1, Cl A2
2.790%, 03/22/2021	1,105	1,109
Capital Auto Receivables Asset Trust, Ser 2016-1, Cl A4
1.980%, 10/20/2020	169	169
Capital Auto Receivables Asset Trust, Ser 2016-2, Cl A4
1.630%, 01/20/2021	347	347

170	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Capital One Prime Auto Receivables Trust, Ser 2019-1, Cl A2
2.580%, 04/15/2022	$1,730	$1,734
Chesapeake Funding II LLC, Ser 2018-1A, Cl B
3.450%, 04/15/2030 (C)	2,380	2,429
Chesapeake Funding II LLC, Ser 2019-1A, Cl A1
2.950%, 04/15/2031 (C)	2,020	2,038
Drive Auto Receivables Trust, Ser 2018-3, Cl A3
3.010%, 11/15/2021	2,146	2,147
Ford Credit Auto Owner Trust, Ser 2014-2, Cl A
2.310%, 04/15/2026 (C)	3,685	3,680
Ford Credit Auto Owner Trust, Ser 2015-1, Cl A
2.120%, 07/15/2026 (C)	3,465	3,454
Ford Credit Auto Owner Trust, Ser 2017-1, Cl A
2.620%, 08/15/2028 (C)	827	832
Ford Credit Auto Owner Trust, Ser 2017-2, Cl A
2.360%, 03/15/2029 (C)	4,454	4,460
Ford Credit Auto Owner Trust, Ser 2018-1, Cl A
3.190%, 07/15/2031 (C)	4,839	4,942
Ford Credit Auto Owner Trust, Ser 2018-2, Cl A
3.470%, 01/15/2030 (C)	2,050	2,133
Ford Credit Auto Owner Trust, Ser 2019-A, Cl A2A
2.780%, 02/15/2022	3,385	3,396
Ford Credit Auto Owner Trust, Ser 2019- REV1, Cl A
3.520%, 07/15/2030 (C)	3,583	3,711
Foursight Capital Automobile Receivables Trust, Ser 2016-1, Cl A2
2.870%, 10/15/2021 (C)	158	158
GM Financial Automobile Leasing Trust, Ser 2019-1, Cl A2A
2.910%, 04/20/2021	710	713
GM Financial Automobile Leasing Trust, Ser 2019-2, Cl A2A
2.670%, 06/21/2021	795	797
GM Financial Automobile Leasing Trust, Ser 2019-2, Cl A4
2.720%, 03/20/2023	1,030	1,039
GM Financial Consumer Automobile Receivables Trust, Ser 2018-3, Cl A2A
2.740%, 07/16/2021	1,427	1,428
GM Financial Consumer Automobile Receivables Trust, Ser 2019-1, Cl A2
2.990%, 03/16/2022	2,441	2,448

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Hertz Fleet Lease Funding, Ser 2019-1, Cl D
3.440%, 01/10/2033 (C)	$2,900	$2,900
Hertz Vehicle Financing II, Ser 2015-1A, Cl A
2.730%, 03/25/2021 (C)	896	896
Hertz Vehicle Financing II, Ser 2015-3A, Cl A
2.670%, 09/25/2021 (C)	1,647	1,644
Hertz Vehicle Financing II, Ser 2016-2A, Cl A
2.950%, 03/25/2022 (C)	1,379	1,383
Hertz Vehicle Financing II, Ser 2016-3A, Cl B
3.110%, 07/25/2020 (C)	719	719
Hertz Vehicle Financing II, Ser 2017-1A, Cl A
2.960%, 10/25/2021 (C)	3,843	3,853
Hertz Vehicle Financing II, Ser 2017-2A, Cl A
3.290%, 10/25/2023 (C)	1,668	1,689
Hertz Vehicle Financing II, Ser 2018-1A, Cl A
3.290%, 02/25/2024 (C)	4,880	4,955
Hertz Vehicle Financing II, Ser 2019-1A, Cl A
3.710%, 03/25/2023 (C)	2,735	2,798
Hertz Vehicle Financing II, Ser 2019-2A, Cl A
3.420%, 05/25/2025 (C)	4,973	5,004
Hertz Vehicle Financing LLC, Ser 2018-2A, Cl A
3.650%, 06/27/2022 (C)	1,951	1,989
Hertz Vehicle Financing LLC, Ser 2018-3A, Cl A
4.030%, 07/25/2024 (C)	1,818	1,892
Honda Auto Receivables Owner Trust, Ser 2019-2, Cl A2
2.570%, 12/21/2021	2,805	2,811
Hyundai Auto Lease Securitization Trust, Ser 2019-A, Cl A2
2.920%, 07/15/2021 (C)	850	854
Hyundai Auto Receivables Trust, Ser 2018-B, Cl A2
3.040%, 06/15/2021	615	617
Hyundai Auto Receivables Trust, Ser 2019-A, Cl A2
2.670%, 12/15/2021	1,255	1,258
Mercedes-Benz Auto Lease Trust, Ser 2017-A, Cl A3
1.790%, 04/15/2020	957	957
Mercedes-Benz Auto Lease Trust, Ser 2019-A, Cl A3
3.100%, 11/15/2021	1,330	1,343
Nissan Auto Lease Trust, Ser 2019-A, Cl A2
2.710%, 07/15/2021	2,545	2,554
Nissan Auto Receivables Owner Trust, Ser 2019-B, Cl A2
2.560%, 03/15/2022	2,670	2,670
Santander Retail Auto Lease Trust, Ser 2019- A, Cl A2
2.720%, 01/20/2022 (C)	2,300	2,310

SEI Institutional Investments Trust / Annual Report / May 31, 2019	171

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Santander Retail Auto Lease Trust, Ser 2019- A, Cl A3
2.770%, 06/20/2022 (C)	$936	$946
Toyota Auto Receivables Owner Trust, Ser 2018-A, Cl A3
2.350%, 05/16/2022	2,220	2,221
Toyota Auto Receivables Owner Trust, Ser 2019-B, Cl A2A
2.590%, 02/15/2022	1,110	1,112
World Omni Auto Receivables Trust, Ser 2016-A, Cl A4
1.950%, 05/16/2022	1,919	1,909

		98,838

Credit Cards — 0.1%

Capital One Multi-Asset Execution Trust, Ser 2017-A1, Cl A1
2.000%, 01/17/2023	980	976
Citibank Credit Card Issuance Trust, Ser 2017-A3, Cl A3
1.920%, 04/07/2022	5,480	5,458
World Financial Network Credit Card Master Trust, Ser 2016-C, Cl A
1.720%, 08/15/2023	1,204	1,200
World Financial Network Credit Card Master Trust, Ser 2018-B, Cl A
3.460%, 07/15/2025	843	864

		8,498

Mortgage Related Securities — 0.3%

Aames Mortgage Trust, Ser 2002-1, Cl A3
7.396%, 06/25/2032	30	30
Argent Securities Asset-Backed Pass-Through Certificates, Ser 2004-W5, Cl AV2
3.470%, VAR ICE LIBOR USD 1 Month+1.040%, 04/25/2034	1,148	1,159
Argent Securities Asset-Backed Pass-Through Certificates, Ser 2005-W2, Cl A1
2.690%, VAR ICE LIBOR USD 1 Month+0.260%, 10/25/2035	1,146	1,147
Asset-Backed Funding Certificates, Ser 2005-AQ1, Cl A4
4.744%, 01/25/2034	146	149
Centex Home Equity, Ser 2005-A, Cl M1
3.150%, VAR ICE LIBOR USD 1 Month+0.720%, 01/25/2035	3,832	3,838
Centex Home Equity, Ser 2006-A, Cl AV4
2.680%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2036	23	23
Citigroup Global Markets Mortgage Securities VII, Ser 2003-UP1, Cl A
3.950%, 04/25/2032 (C)	15	15

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Delta Funding Home Equity Loan Trust, Ser 1999-3, Cl A1A
3.260%, VAR ICE LIBOR USD 1 Month+0.820%, 09/15/2029	$224	$222
GSAMP Trust, Ser 2006-HE2, Cl A3
2.690%, VAR ICE LIBOR USD 1 Month+0.260%, 03/25/2046	4,078	4,079
Master Asset-Backed Securities Trust, Ser 2006-WMC3, Cl A4
2.590%, VAR ICE LIBOR USD 1 Month+0.160%, 08/25/2036	840	404
Morgan Stanley Asset-Backed Securities Capital I Trust, Ser 2005-WMC3, Cl M4
3.360%, VAR ICE LIBOR USD 1 Month+0.930%, 03/25/2035	3,142	3,162
Morgan Stanley Mortgage Loan Trust, Ser 2007-3XS, Cl 2A3S
5.858%, 01/25/2047	16	9
Saxon Asset Securities Trust, Ser 2003-1, Cl AF6
4.680%, 06/25/2033	16	16
Soundview Home Loan Trust, Ser 2006- OPT3, Cl 2A3
2.600%, VAR ICE LIBOR USD 1 Month+0.170%, 06/25/2036	836	830
Structured Asset Securities Mortgage Pass- Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	83	81
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2004-2, Cl A33
3.430%, VAR ICE LIBOR USD 1 Month+1.000%, 10/25/2034	4,884	4,894

		20,058

Other Asset-Backed Securities — 6.7%

AccessLex Institute, Ser 2007-A, Cl A3
2.821%, VAR ICE LIBOR USD 3 Month+0.300%, 05/25/2036	4,314	4,255
ACIS CLO, Ser 2014-4A, Cl A
3.999%, VAR ICE LIBOR USD 3 Month+1.420%, 05/01/2026 (C)	150	150
ACIS CLO, Ser 2015-6A, Cl A1
4.169%, VAR ICE LIBOR USD 3 Month+1.590%, 05/01/2027 (C)	1,150	1,151
Allegro CLO V, Ser 2017-1A, Cl A
3.841%, VAR ICE LIBOR USD 3 Month+1.240%, 10/16/2030 (C)	3,100	3,107
American Tower Trust I, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (C)	1,045	1,057
AMMC CLO XI, Ser 2018-11A, Cl A1R2
3.593%, VAR ICE LIBOR USD 3 Month+1.010%, 04/30/2031 (C)	2,200	2,180

172	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
AMMC CLO XII, Ser 2017-12A, Cl AR
3.745%, VAR ICE LIBOR USD 3 Month+1.200%, 11/10/2030 (C)	$750	$751
Apidos CLO XXI, Ser 2018-21A, Cl A1R
3.531%, VAR ICE LIBOR USD 3 Month+0.930%, 07/18/2027 (C)	1,200	1,199
Apidos CLO XXII, Ser 2015-22A, Cl A1
4.092%, VAR ICE LIBOR USD 3 Month+1.500%, 10/20/2027 (C)	2,750	2,754
Applebee’s Funding LLC, Ser 2019-1A, Cl A2I
4.194%, 06/07/2049 (C)	2,000	2,011
ARES LII CLO, Ser 2019-52A, Cl B
4.459%, VAR ICE LIBOR USD 3 Month+1.850%, 04/22/2031 (C)	750	749
ARES XLVII CLO, Ser 2018-47A, Cl A1
3.517%, VAR ICE LIBOR USD 3 Month+0.920%, 04/15/2030 (C)	1,040	1,029
Atrium XII, Ser 2017-12A, Cl AR
3.422%, VAR ICE LIBOR USD 3 Month+0.830%, 04/22/2027 (C)	2,040	2,038
Babson CLO, Ser 2017-IA, Cl AR
3.392%, VAR ICE LIBOR USD 3 Month+0.800%, 01/20/2028 (C)	5,660	5,633
Ballyrock CLO, Ser 2018-1A, Cl A1
3.592%, VAR ICE LIBOR USD 3 Month+1.000%, 04/20/2031 (C)	500	495
Barings BDC Static CLO, Ser 2019-1A, Cl A1
3.544%, VAR ICE LIBOR USD 3 Month+1.020%, 04/15/2027 (C)	1,585	1,584
Brazos Education Loan Authority, Ser 2012-1, Cl A1
3.130%, VAR ICE LIBOR USD 1 Month+0.700%, 12/26/2035	1,890	1,873
Brazos Higher Education Authority, Ser 2010- 1, Cl A2
3.721%, VAR ICE LIBOR USD 3 Month+1.200%, 02/25/2035	4,835	4,930
Brazos Higher Education Authority, Ser 2011- 1, Cl A2
3.321%, VAR ICE LIBOR USD 3 Month+0.800%, 02/25/2030	785	786
Brazos Higher Education Authority, Ser 2011- 2, Cl A3
3.580%, VAR ICE LIBOR USD 3 Month+1.000%, 10/27/2036	3,520	3,551
Business Loan Express Business Loan Trust, Ser 2004-A, Cl A
2.860%, VAR ICE LIBOR USD 1 Month+0.430%, 02/25/2031 (C)	383	372
CARDS II Trust, Ser 2019-1A, Cl A
2.838%, 05/15/2024	1,550	1,550

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Carlyle Global Market Strategies CLO, Ser 2017-2A, Cl A1B
3.812%, VAR ICE LIBOR USD 3 Month+1.220%, 07/20/2031 (C)	$1,250	$1,254
Catskill Park CLO, Ser 2017-1A, Cl A2
4.292%, VAR ICE LIBOR USD 3 Month+1.700%, 04/20/2029 (C)	1,500	1,497
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
5.038%, 11/25/2034	222	232
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A7
5.038%, 11/25/2034	219	228
CIT Education Loan Trust, Ser 2007-1, Cl A
2.692%, VAR ICE LIBOR USD 3 Month+0.090%, 03/25/2042 (C)	1,910	1,810
Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A5
5.324%, 09/25/2036	5,129	5,293
Citicorp Residential Mortgage Securities, Ser 2007-1, Cl A5
5.297%, 03/25/2037	990	1,051
College Ave Student Loans LLC, Ser 2018-A, Cl A2
4.130%, 12/26/2047 (C)	890	935
College Avenue Student Loans LLC, Ser 2017- A, Cl A1
4.080%, VAR ICE LIBOR USD 1 Month+1.650%, 11/26/2046 (C)	1,453	1,478
Commonbond Student Loan Trust, Ser 2018- BGS, Cl A1
3.560%, 09/25/2045 (C)	4,695	4,808
Commonbond Student Loan Trust, Ser 2018- CGS, Cl A1
3.870%, 02/25/2046 (C)	2,536	2,622
Community Funding CLO, Ser 2015-1A, Cl A
5.750%, 11/01/2027 (C)	2,944	2,979
Conseco Finance, Ser 1998-2, Cl A5
6.240%, 12/01/2028	10	10
COOF Securitization Trust, Ser 2014-1, Cl A, IO
2.846%, 06/25/2040 (B)(C)	344	31
Countrywide Asset-Backed Certificates, Ser 2004-6, Cl 1A1
2.970%, VAR ICE LIBOR USD 1 Month+0.540%, 12/25/2034	3,450	3,448
Countrywide Asset-Backed Certificates, Ser 2006-15, Cl A3
4.665%, 10/25/2046 (B)	60	59
Countrywide Asset-Backed Certificates, Ser 2006-SD3, Cl A1
2.760%, VAR ICE LIBOR USD 1 Month+0.330%, 07/25/2036 (C)	88	83

SEI Institutional Investments Trust / Annual Report / May 31, 2019	173

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A1
3.330%, VAR ICE LIBOR USD 1 Month+0.900%, 10/25/2047	$365	$356
Countrywide Home Equity Loan Trust, Ser 2004-K, Cl 2A
2.740%, VAR ICE LIBOR USD 1 Month+0.300%, 02/15/2034	82	83
Credit-Based Asset Servicing & Securitization LLC, Ser 2003-CB3, Cl AF1
3.379%, 12/25/2032	37	38
Credit-Based Asset Servicing & Securitization LLC, Ser 2006-CB2, Cl AF2
3.432%, 12/25/2036	441	399
CSMC Trust, Ser 2017-RPL1, Cl A1
2.750%, 07/25/2057 (B)(C)	8,579	8,406
CVP CLO, Ser 2018-2A, Cl A
3.782%, VAR ICE LIBOR USD 3 Month+1.190%, 01/20/2031 (C)	1,500	1,492
CWHEQ Revolving Home Equity Loan Trust, Ser 2007-A, Cl A
2.560%, VAR ICE LIBOR USD 1 Month+0.120%, 04/15/2037	3,241	2,944
Denali Capital CLO X LLC, Ser 2017-1A, Cl A1LR
3.636%, VAR ICE LIBOR USD 3 Month+1.050%, 10/26/2027 (C)	1,500	1,497
DRB Prime Student Loan Trust, Ser 2015-D, Cl A2
3.200%, 01/25/2040 (C)	748	753
Dryden 61 CLO, Ser 2018-61A, Cl A1
3.748%, VAR ICE LIBOR USD 3 Month+1.160%, 01/17/2032 (C)	2,340	2,340
Dryden 71 CLO, Ser 2019-71A, Cl A
3.843%, VAR ICE LIBOR USD 3 Month+1.150%, 01/15/2029 (C)	3,100	3,113
Dryden XXVI Senior Loan Fund, Ser 2018- 26A, Cl AR
3.497%, VAR ICE LIBOR USD 3 Month+0.900%, 04/15/2029 (C)	4,120	4,090
Earnest Student Loan Program, Ser 2016-D, Cl A2
2.720%, 01/25/2041 (C)	923	923
Educational Funding of the South, Ser 2011- 1, Cl A2
3.230%, VAR ICE LIBOR USD 3 Month+0.650%, 04/25/2035	1,333	1,320
EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
3.430%, VAR ICE LIBOR USD 1 Month+1.000%, 04/25/2033 (C)	4,368	4,367
Equity One Mortgage Pass-Through Trust, Ser 2003-2, Cl M1
5.050%, 09/25/2033 (B)	62	64

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Finance of America Structured Securities Trust, Ser 2018-HB1, Cl M2
4.087%, 09/25/2028 (B)(C)	$2,330	$2,334
Ford Credit Floorplan Master Owner Trust A, Ser 2016-3, Cl A1
1.550%, 07/15/2021	2,620	2,617
Ford Credit Floorplan Master Owner Trust A, Ser 2018-4, Cl A
4.060%, 11/15/2030	2,740	2,920
Ford Credit Floorplan Master Owner Trust, Ser 2016-5, Cl A1
1.950%, 11/15/2021	810	808
Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (C)	1,423	1,415
GMF Floorplan Owner Revolving Trust, Ser 2019-1, Cl A
2.700%, 04/15/2024 (C)	1,746	1,761
Halcyon Loan Advisors Funding, Ser 2018- 2A, Cl AR
3.660%, VAR ICE LIBOR USD 3 Month+1.080%, 07/25/2027 (C)	1,360	1,356
Higher Education Funding I, Ser 2014-1, Cl A
3.571%, VAR ICE LIBOR USD 3 Month+1.050%, 05/25/2034 (C)	3,405	3,423
Hilton Grand Vacations Trust, Ser 2014-AA, Cl A
1.770%, 11/25/2026 (C)	4,583	4,551
HSI Asset Securitization Trust, Ser 2006- OPT1, Cl 2A4
2.730%, VAR ICE LIBOR USD 1 Month+0.300%, 12/25/2035	1,850	1,851
HSI Asset Securitization Trust, Ser 2006- OPT3, Cl 3A3
2.610%, VAR ICE LIBOR USD 1 Month+0.180%, 02/25/2036	466	465
Hyundai Floorplan Master Owner Trust, Ser 2019-1, Cl A
2.680%, 04/15/2024 (C)	3,212	3,240
Jamestown CLO IV, Ser 2017-4A, Cl A2R
3.947%, VAR ICE LIBOR USD 3 Month+1.350%, 07/15/2026 (C)	1,000	999
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (C)	1,642	1,738
JGWPT XXXII LLC, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (C)	2,170	2,236
KGS-Alpha SBA COOF Trust, Ser 2012-A, Cl A, IO
0.793%, 08/25/2038 (B)(C)	1,859	45
KGS-Alpha SBA COOF Trust, Ser 2014-2, Cl A, IO
3.060%, 04/25/2040 (B)(C)	290	24

174	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
KKR CLO 16, Ser 2019-16, Cl A1R
3.694%, VAR ICE LIBOR USD 3 Month+1.250%, 01/20/2029 (C)	$1,640	$1,639
KKR CLO 16, Ser 2019-16, Cl A2R
4.244%, VAR ICE LIBOR USD 3 Month+1.800%, 01/20/2029 (C)	730	730
KKR CLO 20, Ser 2017-20, Cl A
3.731%, VAR ICE LIBOR USD 3 Month+1.130%, 10/16/2030 (C)	1,250	1,245
LCM XXI, Ser 2018-21A, Cl AR
3.472%, VAR ICE LIBOR USD 3 Month+0.880%, 04/20/2028 (C)	1,950	1,944
LCM XXIV, Ser 2017-24A, Cl A
3.902%, VAR ICE LIBOR USD 3 Month+1.310%, 03/20/2030 (C)	1,500	1,503
Madison Park Funding XXX, Ser 2018-30A, Cl A
3.347%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2029 (C)	4,500	4,456
Magnetite IX, Ser 2017-9A, Cl A1R
3.580%, VAR ICE LIBOR USD 3 Month+1.000%, 07/25/2026 (C)	708	709
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	1,901	2,020
Mid-State Trust, Ser 2004-1, Cl A
6.005%, 08/15/2037	247	266
Mid-State Trust, Ser 2006-1, Cl A
5.787%, 10/15/2040 (C)	3,759	4,120
Mill City Mortgage Trust, Ser 2015-2, Cl A2
3.000%, 09/25/2057 (B)(C)	3,400	3,409
Morgan Stanley ABS Capital I Trust, Ser 2005-HE6, Cl M2
2.850%, VAR ICE LIBOR USD 1 Month+0.420%, 11/25/2035	8,510	8,470
Myers Park CLO, Ser 2018-1A, Cl B1
4.192%, VAR ICE LIBOR USD 3 Month+1.600%, 10/20/2030 (C)	890	880
Nationstar HECM Loan Trust, Ser 2018-1A, Cl M2
3.469%, 02/25/2028 (B)(C)	3,202	3,204
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3
4.040%, VAR ICE LIBOR USD 1 Month+1.600%, 10/15/2031 (C)	2,135	2,188
Navient Private Education Loan Trust, Ser 2014-CTA, Cl A
3.140%, VAR ICE LIBOR USD 1 Month+0.700%, 09/16/2024 (C)	358	359
Navient Private Education Loan Trust, Ser 2015-CA, Cl B
3.250%, 05/15/2040 (C)	466	466

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2B
4.590%, VAR ICE LIBOR USD 1 Month+2.150%, 12/15/2045 (C)	$939	$969
Navient Private Education Loan Trust, Ser 2017-A, Cl A2B
3.340%, VAR ICE LIBOR USD 1 Month+0.900%, 12/16/2058 (C)	2,143	2,154
Navient Private Education Loan Trust, Ser 2018-BA, Cl A2A
3.610%, 12/15/2059 (C)	765	789
Navient Private Education Refi Loan Trust, Ser 2018-A, Cl A2
3.190%, 02/18/2042 (C)	793	802
Navient Private Education Refi Loan Trust, Ser 2018-CA, Cl A2
3.520%, 06/16/2042 (C)	858	877
Navient Private Education Refi Loan Trust, Ser 2018-DA, Cl A2A
4.000%, 12/15/2059 (C)	3,318	3,456
Navient Private Education Refi Loan Trust, Ser 2019-A, Cl A2A
3.420%, 01/15/2043 (C)	5,319	5,449
Navient Private Education Refi Loan Trust, Ser 2019-CA, Cl A2
3.130%, 02/15/2068 (C)	2,846	2,896
Navient Student Loan Trust, Ser 2014-1, Cl A3
2.940%, VAR ICE LIBOR USD 1 Month+0.510%, 06/25/2031	5,845	5,765
Navient Student Loan Trust, Ser 2014-2, Cl A
3.070%, VAR ICE LIBOR USD 1 Month+0.640%, 03/25/2083	4,512	4,425
Navient Student Loan Trust, Ser 2014-3, Cl A
3.050%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	4,666	4,588
Navient Student Loan Trust, Ser 2014-4, Cl A
3.050%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	3,250	3,172
Navient Student Loan Trust, Ser 2015-1, Cl A2
3.030%, VAR ICE LIBOR USD 1 Month+0.600%, 04/25/2040	4,056	4,020
Navient Student Loan Trust, Ser 2016-1A, Cl A
3.130%, VAR ICE LIBOR USD 1 Month+0.700%, 02/25/2070 (C)	2,426	2,398
Navient Student Loan Trust, Ser 2016-3A, Cl A2
3.280%, VAR ICE LIBOR USD 1 Month+0.850%, 06/25/2065 (C)	703	706
Navient Student Loan Trust, Ser 2017-1A, Cl A3
3.580%, VAR ICE LIBOR USD 1 Month+1.150%, 07/26/2066 (C)	1,440	1,451

SEI Institutional Investments Trust / Annual Report / May 31, 2019	175

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2017-3A, Cl A3
3.480%, VAR ICE LIBOR USD 1 Month+1.050%, 07/26/2066 (C)	$4,000	$4,014
Navient Student Loan Trust, Ser 2017-5A, Cl A
3.230%, VAR ICE LIBOR USD 1 Month+0.800%, 07/26/2066 (C)	1,281	1,274
Navient Student Loan Trust, Ser 2018-EA, Cl A2
4.000%, 12/15/2059 (C)	2,181	2,289
Navient Student Loan Trust, Ser 2019-2A, Cl A2
3.480%, VAR ICE LIBOR USD 1 Month+1.000%, 02/27/2068 (C)	2,044	2,062
Navient Student Loan Trust, Ser 2019-BA, Cl A2A
3.390%, 12/15/2059 (C)	2,612	2,681
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
2.760%, VAR ICE LIBOR USD 3 Month+0.180%, 10/27/2036	1,290	1,262
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
2.740%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2037	2,630	2,574
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
2.690%, VAR ICE LIBOR USD 3 Month+0.110%, 10/25/2033	5,836	5,773
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
2.707%, VAR ICE LIBOR USD 3 Month+0.100%, 03/23/2037	6,273	6,198
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
2.727%, VAR ICE LIBOR USD 3 Month+0.120%, 12/24/2035	6,661	6,635
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
2.787%, VAR ICE LIBOR USD 3 Month+0.180%, 03/22/2032	966	933
Nelnet Student Loan Trust, Ser 2010-2A, Cl A
3.452%, VAR ICE LIBOR USD 3 Month+0.850%, 09/25/2048 (C)	5,365	5,381
Nelnet Student Loan Trust, Ser 2012-4A, Cl A
3.130%, VAR ICE LIBOR USD 1 Month+0.700%, 09/27/2038 (C)	4,179	4,151
Nelnet Student Loan Trust, Ser 2013-1A, Cl A
3.030%, VAR ICE LIBOR USD 1 Month+0.600%, 06/25/2041 (C)	1,365	1,350
Nelnet Student Loan Trust, Ser 2014-1A, Cl A
3.000%, VAR ICE LIBOR USD 1 Month+0.570%, 09/25/2041 (C)	831	826
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
3.380%, VAR ICE LIBOR USD 1 Month+0.950%, 11/25/2048 (C)	3,735	3,702

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Ser 2015-2A, Cl A2
3.030%, VAR ICE LIBOR USD 1 Month+0.600%, 09/25/2047 (C)	$1,724	$1,710
Nelnet Student Loan Trust, Ser 2016-1A, Cl A
3.230%, VAR ICE LIBOR USD 1 Month+0.800%, 09/25/2065 (C)	2,878	2,888
Nelnet Student Loan Trust, Ser 2017-2A, Cl A
3.200%, VAR ICE LIBOR USD 1 Month+0.770%, 09/25/2065 (C)	2,837	2,807
Nelnet Student Loan Trust, Ser 2017-3A, Cl A
3.280%, VAR ICE LIBOR USD 1 Month+0.850%, 02/25/2066 (C)	2,877	2,875
Nelnet Student Loan Trust, Ser 2018-3A, Cl A2
2.870%, VAR ICE LIBOR USD 1 Month+0.440%, 09/27/2066 (C)	907	902
Northstars Education Finance Authority, Ser 2007-1, Cl A2
3.332%, VAR ICE LIBOR USD 3 Month+0.750%, 01/29/2046	50	49
Octagon Investment Partners 25, Ser 2018- 1A, Cl AR
3.392%, VAR ICE LIBOR USD 3 Month+0.800%, 10/20/2026 (C)	1,415	1,412
Orange Lake Timeshare Trust, Ser 2019-A, Cl A
3.060%, 04/09/2038 (C)	1,760	1,771
Park Place Securities Pass-Through Certificates, Ser 2005-WCW2, Cl M1
3.180%, VAR ICE LIBOR USD 1 Month+0.750%, 07/25/2035	1,299	1,302
RR 3, Ser 2018-3A, Cl A1R2
3.687%, VAR ICE LIBOR USD 3 Month+1.090%, 01/15/2030 (C)	1,100	1,094
SBA Small Business Investment, Ser 2018- 10B, Cl 1
3.548%, 09/10/2028	2,801	2,955
SBA Small Business Investment, Ser 2019- 10A, Cl 1
3.113%, 03/10/2029	1,230	1,270
SLC Student Loan Trust, Ser 2005-2, Cl A4
2.771%, VAR ICE LIBOR USD 3 Month+0.160%, 12/15/2039	1,781	1,724
SLM Private Education Loan Trust, Ser 2013- B, Cl A2B
3.540%, VAR ICE LIBOR USD 1 Month+1.100%, 06/17/2030 (C)	60	61
SLM Student Loan EDC Repackaging Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (C)	826	816

176	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2003-1, Cl A5C
3.361%, VAR ICE LIBOR USD 3 Month+0.750%, 12/15/2032 (C)	$1,242	$1,222
SLM Student Loan Trust, Ser 2003-4, Cl A5D
3.361%, VAR ICE LIBOR USD 3 Month+0.750%, 03/15/2033 (C)	1,148	1,127
SLM Student Loan Trust, Ser 2003-7A, Cl A5A
3.811%, VAR ICE LIBOR USD 3 Month+1.200%, 12/15/2033 (C)	4,150	4,137
SLM Student Loan Trust, Ser 2005-3, Cl A6
2.730%, VAR ICE LIBOR USD 3 Month+0.150%, 04/25/2040	1,732	1,667
SLM Student Loan Trust, Ser 2006-1, Cl A5
2.690%, VAR ICE LIBOR USD 3 Month+0.110%, 07/26/2021	4,228	4,163
SLM Student Loan Trust, Ser 2006-10, Cl A6
2.730%, VAR ICE LIBOR USD 3 Month+0.150%, 03/25/2044	3,064	2,926
SLM Student Loan Trust, Ser 2006-2, Cl A6
2.750%, VAR ICE LIBOR USD 3 Month+0.170%, 01/25/2041	3,912	3,777
SLM Student Loan Trust, Ser 2006-3, Cl A5
2.680%, VAR ICE LIBOR USD 3 Month+0.100%, 01/25/2021	2,163	2,138
SLM Student Loan Trust, Ser 2006-8, Cl A6
2.740%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2041	4,250	4,047
SLM Student Loan Trust, Ser 2007-1, Cl A6
2.720%, VAR ICE LIBOR USD 3 Month+0.140%, 01/27/2042	3,731	3,535
SLM Student Loan Trust, Ser 2007-2, Cl A4
2.640%, VAR ICE LIBOR USD 3 Month+0.060%, 07/25/2022	2,727	2,653
SLM Student Loan Trust, Ser 2008-2, Cl B
3.780%, VAR ICE LIBOR USD 3 Month+1.200%, 01/25/2083	1,155	1,102
SLM Student Loan Trust, Ser 2008-3, Cl B
3.780%, VAR ICE LIBOR USD 3 Month+1.200%, 04/26/2083	1,155	1,097
SLM Student Loan Trust, Ser 2008-4, Cl B
4.430%, VAR ICE LIBOR USD 3 Month+1.850%, 04/25/2073	1,155	1,160
SLM Student Loan Trust, Ser 2008-5, Cl B
4.430%, VAR ICE LIBOR USD 3 Month+1.850%, 07/25/2073	1,155	1,166
SLM Student Loan Trust, Ser 2008-6, Cl A4
3.680%, VAR ICE LIBOR USD 3 Month+1.100%, 07/25/2023	5,771	5,733
SLM Student Loan Trust, Ser 2008-6, Cl B
4.430%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	1,155	1,167

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2008-7, Cl B
4.430%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	$1,155	$1,153
SLM Student Loan Trust, Ser 2008-8, Cl B
4.830%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2075	1,155	1,180
SLM Student Loan Trust, Ser 2008-9, Cl A
4.271%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	4,304	4,346
SLM Student Loan Trust, Ser 2008-9, Cl B
4.830%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2083	1,155	1,184
SLM Student Loan Trust, Ser 2010-1, Cl A
2.830%, VAR ICE LIBOR USD 1 Month+0.400%, 03/25/2025	159	154
SLM Student Loan Trust, Ser 2011-2, Cl A2
3.630%, VAR ICE LIBOR USD 1 Month+1.200%, 10/25/2034	495	503
SLM Student Loan Trust, Ser 2012-1, Cl A3
3.380%, VAR ICE LIBOR USD 1 Month+0.950%, 09/25/2028	4,100	4,059
SLM Student Loan Trust, Ser 2012-2, Cl A
3.130%, VAR ICE LIBOR USD 1 Month+0.700%, 01/25/2029	3,532	3,478
SLM Student Loan Trust, Ser 2012-6, Cl A3
3.180%, VAR ICE LIBOR USD 1 Month+0.750%, 05/26/2026	768	762
SLM Student Loan Trust, Ser 2013-C, Cl A2A
2.940%, 10/15/2031 (C)	81	81
SLM Student Loan Trust, Ser 2014-3A, Cl A6A
3.130%, VAR ICE LIBOR USD 3 Month+0.550%, 10/25/2064 (C)	4,350	4,276
SLM Student Loan Trust, Ser 2018-10, Cl A7A
3.180%, VAR ICE LIBOR USD 3 Month+0.600%, 10/25/2029 (C)	3,870	3,852
SMB Private Education Loan Trust, Ser 2015-A, Cl A2B
3.440%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2027 (C)	1,297	1,305
SMB Private Education Loan Trust, Ser 2015-C, Cl A2B
3.840%, VAR ICE LIBOR USD 1 Month+1.400%, 07/15/2027 (C)	683	691
SMB Private Education Loan Trust, Ser 2016-A, Cl A2A
2.700%, 05/15/2031 (C)	2,777	2,786
SMB Private Education Loan Trust, Ser 2016-A, Cl A2B
3.940%, VAR ICE LIBOR USD 1 Month+1.500%, 05/15/2031 (C)	3,900	3,974
SMB Private Education Loan Trust, Ser 2016-B, Cl A2A
2.430%, 02/17/2032 (C)	1,342	1,337

SEI Institutional Investments Trust / Annual Report / May 31, 2019	177

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2016- B, Cl A2B
3.890%, VAR ICE LIBOR USD 1 Month+1.450%, 02/17/2032 (C)	$4,215	$4,300
SMB Private Education Loan Trust, Ser 2016-C, Cl A2A
2.340%, 09/15/2034 (C)	3,378	3,358
SMB Private Education Loan Trust, Ser 2016-C, Cl A2B
3.540%, VAR ICE LIBOR USD 1 Month+1.100%, 09/15/2034 (C)	1,473	1,483
SMB Private Education Loan Trust, Ser 2017-A, Cl A2B
3.340%, VAR ICE LIBOR USD 1 Month+0.900%, 09/15/2034 (C)	1,095	1,100
SMB Private Education Loan Trust, Ser 2017-B, Cl A2B
3.190%, VAR ICE LIBOR USD 1 Month+0.750%, 10/15/2035 (C)	2,782	2,775
SMB Private Education Loan Trust, Ser 2018-A, Cl A2B
3.240%, VAR ICE LIBOR USD 1 Month+0.800%, 02/15/2036 (C)	686	684
SMB Private Education Loan Trust, Ser 2018-C, Cl A2A
3.630%, 11/15/2035 (C)	617	643
SMB Private Education Loan Trust, Ser 2018-C, Cl A2B
3.190%, VAR ICE LIBOR USD 1 Month+0.750%, 11/15/2035 (C)	1,540	1,531
SMB Private Education Loan Trust, Ser 2019-A, Cl A2A
3.440%, 07/15/2036 (C)	2,917	3,008
SoFi Consumer Loan Program LLC, Ser 2017-4, Cl A
2.500%, 05/26/2026 (C)	638	637
SoFi Consumer Loan Program Trust, Ser 2018-1, Cl A1
2.550%, 02/25/2027 (C)	688	687
SoFi Consumer Loan Program Trust, Ser 2018-1, Cl A2
3.140%, 02/25/2027 (C)	6,200	6,245
SoFi Consumer Loan Program Trust, Ser 2018-3, Cl A1
3.200%, 08/25/2027 (C)	2,270	2,275
SoFi Consumer Loan Program Trust, Ser 2018-4, Cl A
3.540%, 11/26/2027 (C)	5,434	5,493
SoFi Consumer Loan Program Trust, Ser 2019-3, Cl A
2.900%, 05/25/2028 (C)	2,460	2,469

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SoFi Professional Loan Program LLC, Ser 2015-B, Cl A2
2.510%, 09/27/2032 (C)	$581	$578
SoFi Professional Loan Program LLC, Ser 2016-A, Cl A2
2.760%, 12/26/2036 (C)	1,115	1,119
SoFi Professional Loan Program LLC, Ser 2016-D, Cl A1
3.380%, VAR ICE LIBOR USD 1 Month+0.950%, 01/25/2039 (C)	182	183
SoFi Professional Loan Program LLC, Ser 2016-E, Cl A1
3.280%, VAR ICE LIBOR USD 1 Month+0.850%, 07/25/2039 (C)	431	431
SoFi Professional Loan Program LLC, Ser 2016-E, Cl A2B
2.490%, 01/25/2036 (C)	490	489
SoFi Professional Loan Program LLC, Ser 2017-A, Cl A1
3.130%, VAR ICE LIBOR USD 1 Month+0.700%, 03/26/2040 (C)	398	399
SoFi Professional Loan Program LLC, Ser 2017-D, Cl A2FX
2.650%, 09/25/2040 (C)	245	246
SoFi Professional Loan Program LLC, Ser 2017-E, Cl A1
2.930%, VAR ICE LIBOR USD 1 Month+0.500%, 11/26/2040 (C)	314	314
SoFi Professional Loan Program LLC, Ser 2017-E, Cl A2B
2.720%, 11/26/2040 (C)	3,668	3,673
SoFi Professional Loan Program Trust, Ser 2018-B, Cl A2FX
3.340%, 08/25/2047 (C)	3,215	3,282
South Carolina Student Loan, Ser 2015-A, Cl A
3.930%, VAR ICE LIBOR USD 1 Month+1.500%, 01/25/2036	2,533	2,542
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
2.980%, VAR ICE LIBOR USD 1 Month+0.550%, 09/25/2034	3,364	3,328
Structured Asset Securities Mortgage Loan Trust, Ser 2006-BC5, Cl A4
2.600%, VAR ICE LIBOR USD 1 Month+0.170%, 12/25/2036	7,729	7,561
TCI-Flatiron CLO, Ser 2019-1A, Cl AR
3.808%, VAR ICE LIBOR USD 3 Month+1.220%, 07/17/2028 (C)	500	501
TCI-Symphony CLO, Ser 2018-1A, Cl BR
4.247%, VAR ICE LIBOR USD 3 Month+1.650%, 10/13/2029 (C)	1,500	1,491

178	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
TCW CLO AMR, Ser 2019-1A, Cl A
4.119%, VAR ICE LIBOR USD 1 Month+1.440%, 02/15/2029 (C)	$1,840	$1,845
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (B)(C)	1,349	1,347
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057 (B)(C)	7,236	7,225
Towd Point Mortgage Trust, Ser 2018-2, Cl A1
3.250%, 03/25/2058 (B)(C)	1,641	1,666
Tralee CLO V, Ser 2018-5A, Cl B
4.292%, VAR ICE LIBOR USD 3 Month+1.700%, 10/20/2028 (C)	990	980
U.S. Small Business Administration, Ser 2019-20D, Cl 1
2.980%, 04/01/2039	630	637
Venture 32 CLO, Ser 2018-32A, Cl A2A
3.671%, VAR ICE LIBOR USD 3 Month+1.070%, 07/18/2031 (C)	900	895
Venture XXIV CLO, Ser 2016-24A, Cl A1D
4.012%, VAR ICE LIBOR USD 3 Month+1.420%, 10/20/2028 (C)	1,000	1,001
Venture XXX CLO, Ser 2017-30A, Cl B
4.197%, VAR ICE LIBOR USD 3 Month+1.600%, 01/15/2031 (C)	2,000	1,969
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (C)	651	650
Verizon Owner Trust, Ser 2016-2A, Cl A
1.680%, 05/20/2021 (C)	2,836	2,828
Verizon Owner Trust, Ser 2017-1A, Cl A
2.060%, 09/20/2021 (C)	3,970	3,962
Verizon Owner Trust, Ser 2017-2A, Cl A
1.920%, 12/20/2021 (C)	3,550	3,540
Voya CLO, Ser 2016-2A, Cl A1
4.132%, VAR ICE LIBOR USD 3 Month+1.540%, 07/19/2028 (C)	430	432
Voya CLO, Ser 2017-2A, Cl A1R
3.838%, VAR ICE LIBOR USD 3 Month+1.250%, 04/17/2030 (C)	2,250	2,252
Voya CLO, Ser 2017-2A, Cl A2A
4.307%, VAR ICE LIBOR USD 3 Month+1.710%, 06/07/2030 (C)	1,000	996
Voya CLO, Ser 2018-3A, Cl A1A
3.747%, VAR ICE LIBOR USD 3 Month+1.150%, 10/15/2031 (C)	1,000	999
Whitehorse XII, Ser 2018-12A, Cl A
3.847%, VAR ICE LIBOR USD 3 Month+1.250%, 10/15/2031 (C)	1,180	1,175
Zais CLO 2, Ser 2017-2A, Cl A1BR
2.920%, 07/25/2026 (C)	2,149	2,139

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Zais CLO 5, Ser 2016-2A, Cl A1
4.127%, VAR ICE LIBOR USD 3 Month+1.530%, 10/15/2028 (C)		$1,000	$1,002

			469,560

Total Asset-Backed Securities (Cost $590,276) ($ Thousands)			596,954

SOVEREIGN DEBT — 1.4%

Abu Dhabi Government International Bond
2.500%, 10/11/2022 (C)		4,220	4,221
China Government Bond
3.310%, 11/30/2025	CNY	5,000	721
Colombia Government International Bond
5.625%, 02/26/2044		$2,570	2,871
5.200%, 05/15/2049		4,657	4,971
5.000%, 06/15/2045		1,840	1,918
4.500%, 03/15/2029		910	959
Export-Import Bank of India
3.375%, 08/05/2026 (C)		1,410	1,386
Indonesia Government International Bond
5.875%, 03/13/2020		190	195
5.875%, 01/15/2024 (C)		1,264	1,398
5.250%, 01/08/2047 (C)		1,210	1,335
5.125%, 01/15/2045 (C)		2,040	2,211
4.875%, 05/05/2021		500	517
4.750%, 07/18/2047 (C)		400	412
3.850%, 07/18/2027 (C)		1,610	1,627
3.750%, 04/25/2022 (C)		860	870
Israel Government AID Bond
5.500%, 09/18/2033		1,000	1,331
3.992%, 11/01/2024 (A)		1,000	882
3.385%, 02/15/2025 (A)		1,000	875
3.334%, 08/15/2025 (A)		1,000	863
Kazakhstan Government International Bond
4.875%, 10/14/2044 (C)		2,680	2,874
Kuwait International Government Bond
3.500%, 03/20/2027 (C)		1,810	1,883
Mexico Government International Bond
6.050%, 01/11/2040		4,798	5,488
4.750%, 03/08/2044		4,140	4,094
4.600%, 02/10/2048		1,139	1,116
4.500%, 04/22/2029		4,889	5,077
4.000%, 10/02/2023		810	837
3.600%, 01/30/2025		3,190	3,208
Panama Government International Bond
4.500%, 05/15/2047		2,630	2,836
Paraguay Government International Bond
5.400%, 03/30/2050 (C)		956	1,000
Peruvian Government International Bond
6.550%, 03/14/2037		2,280	3,101
5.625%, 11/18/2050		2,700	3,542

SEI Institutional Investments Trust / Annual Report / May 31, 2019	179

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Qatar Government International Bond
4.817%, 03/14/2049 (C)	$2,970	$3,267
4.000%, 03/14/2029 (C)	1,380	1,452
3.875%, 04/23/2023	3,070	3,185
3.375%, 03/14/2024 (C)	1,276	1,305
3.250%, 06/02/2026	220	222
Republic of Panama
6.700%, 01/26/2036	1,830	2,416
Republic of Poland Government International Bond
5.000%, 03/23/2022	380	404
4.000%, 01/22/2024	7,630	8,053
Russian Foreign Bond - Eurobond
5.625%, 04/04/2042	7,400	8,242
Saudi Government International Bond
5.250%, 01/16/2050 (C)	607	668
2.875%, 03/04/2023 (C)	530	529
Uruguay Government International Bond
5.100%, 06/18/2050	2,630	2,824
4.375%, 01/23/2031	3,580	3,750

Total Sovereign Debt (Cost $97,180) ($ Thousands)		100,936

COMMERCIAL PAPER — 0.5%
BNG Bank NV
2.541%, 07/16/2019 (A)	9,690	9,659
Mizuho
2.574%, 06/13/2019 (A)	3,570	3,567
Standard Chartered Bank
2.592%, 07/24/2019 (A)	15,170	15,115
Sumitomo Trust Bank
2.570%, 07/17/2019 (A)	7,030	7,008
Toronto Dominion Bank
2.536%, 07/25/2019 (A)	3,550	3,537

Total Commercial Paper (Cost $38,883) ($ Thousands)		38,886

MUNICIPAL BONDS — 0.4%
California — 0.1%
California State, Build America Project, GO
7.600%, 11/01/2040	570	910
6.650%, 03/01/2022	70	77
California State, GO
Callable 03/01/2020 @ 100
7.950%, 03/01/2036	2,750	2,862
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	1,665	2,618

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Metropolitan Water District of Southern California, RB
Callable 07/01/2019 @ 100
6.538%, 07/01/2039	$125	$125
San Jose, Redevelopment Agency Successor Agency, Ser A-T, RB
3.176%, 08/01/2026	1,000	1,041

		7,633

Georgia — 0.1%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057	163	205
6.637%, 04/01/2057	2,377	2,850

		3,055

Illinois — 0.0%
Illinois State, GO
5.100%, 06/01/2033	330	341

Nevada — 0.0%
Clark County, Airport System Revenue, Build America Project, Ser C-BUILD, RB
6.820%, 07/01/2045	1,170	1,824

New York — 0.2%
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	2,405	2,840
New York City, Build America Project, GO
Callable 12/01/2020 @ 100
6.646%, 12/01/2031	2,000	2,124
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser A-5, RB
Callable 08/01/2027 @ 100
3.280%, 08/01/2029	2,295	2,364
New York State, Dormitory Authority, Build America Project, RB
5.500%, 03/15/2030	2,500	2,953

		10,281

Ohio — 0.0%
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	689	831

Oregon — 0.0%
Oregon State, GO
5.762%, 06/01/2023	1,998	2,151

180	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Texas — 0.0%
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	$1,154	$1,795

Virginia — 0.0%
Virginia State, Housing Development Authority, Ser C, Cl CTFS, RB
6.000%, 06/25/2034	129	136

Total Municipal Bonds (Cost $25,091) ($ Thousands)		28,047

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
FHLB
2.125%, 02/11/2020	660	660
FHLMC
2.375%, 01/13/2022	565	571
1.250%, 10/02/2019	240	239
FNMA
2.625%, 09/06/2024	510	525
2.125%, 04/24/2026	515	513
2.000%, 01/05/2022	70	70
1.875%, 09/24/2026	250	244
Tennessee Valley Authority Principal STRIP, PO
0.000%, 11/01/2025 (A)	1,000	853

Total U.S. Government Agency Obligations (Cost $3,519) ($ Thousands)		3,675

LOAN PARTICIPATION — 0.0%
Carlyle
4.762%, VAR ICE LIBOR USD 3 Month+2.000%, 07/15/2019	7	7

Total Loan Participation (Cost $7) ($ Thousands)		7

CERTIFICATE OF DEPOSIT — 0.1%
Sumitomo Mitsui Bank
2.540%, 07/29/2019	6,140	6,141

Total Certificate of Deposit (Cost $6,140) ($ Thousands)		6,141

Description	Shares		Market Value ($ Thousands)

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	143,680,976		$143,681

Total Cash Equivalent (Cost $143,681) ($ Thousands)			143,681

	Face Amount (Thousands	)

REPURCHASE AGREEMENT — 0.4%
Deutsche Bank
2.470%, dated on 05/31/2019, to be repurchased on 06/03/2018, repurchase price $25,005,146 (collateralized by various U.S. Treasury Obligations, 1.000%, 02/15/2049, par value $23,762,000; total market value $25,500,000) (F)	$25,000		25,000

Total Repurchase Agreement (Cost $25,000) ($ Thousands)			25,000

Total Investments in Securities — 104.1% (Cost $7,182,179) ($ Thousands)			$7,343,039

	Contracts

PURCHASED OPTIONS* — 0.0%

Total Purchased Options(G) (Cost $1,250) ($ Thousands)	5,737		$1,538

WRITTEN OPTIONS* — 0.0%

Total Written Options(G) (Premiums Received $1,896) ($ Thousands)	(7,061)		$(1,376)

SEI Institutional Investments Trust / Annual Report / May 31, 2019	181

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Continued)

A list of the exchange traded option contracts held by the Fund at May 31, 2019 is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
July 2019, U.S. 10 Year Future Option*	254	$32,194	$123.50	06/22/19	$4
July 2019, U.S. 10 Year Future Option*	933	118,258	124.50	06/22/19	58
July 2019, U.S. 10 Year Future Option*	711	90,119	125.25	06/22/19	100
July 2019, U.S. 5 Year Future Option*	1,205	141,427	116.00	06/22/19	47
July 2019, U.S. 5 Year Future Option*	890	104,457	116.50	06/22/19	90
July 2019, U.S. Bond Future Option*	275	42,273	149.00	06/22/19	22
July 2019, U.S. Bond Future Option*	230	35,356	150.50	06/22/19	54

		564,084			375

Call Options
July 2019, U.S. 5 Year Future Option*	918	107,743	117.00	06/22/19	574
July 2019, U.S. Bond Future Option*	156	23,980	152.00	06/22/19	356
July 2019, U.S. Bond Future Option*	82	12,605	153.00	06/22/19	136
July 2019, U.S. Bond Future Option*	83	12,759	154.00	06/22/19	97

		157,087			1,163

Total Purchased Options		$721,171			$1,538

WRITTEN OPTIONS — 0.0%

Put Options
August 2019, U.S. 10 Year Future Option*	(689)	$(87,331)	124.50	07/20/19	$(140)
July 2019, U.S. 10 Year Future Option*	(254)	(32,194)	122.50	06/22/19	–
September 2019, U.S. 10 Year Future Option*	(1,952)	(247,416)	122.50	08/17/19	(183)
August 2019, U.S. 5 Year Future Option*	(964)	(113,142)	116.00	07/20/19	(135)
September 2019, U.S. 5 Year Future Option*	(2,122)	(249,053)	114.75	08/17/19	(133)
August 2019, U.S. Bond Future Option*	(367)	(56,415)	149.00	07/20/19	(138)

		(785,551)			(729)

Call Options
July 2019, U.S. 10 Year Future Option*	(254)	(32,194)	126.00	06/22/19	(274)
August 2019, U.S. 5 Year Future Option*	(459)	(53,872)	117.00	07/20/19	(373)

		(86,066)			(647)

Total Written Options		$(871,617)			$(1,376)

A list of the open futures contracts held by the Fund at May 31, 2019 is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)

30 Day Federal Funds Futures	(495)	Aug-2019	$(201,387)	$(201,419)	$(32)

30 Day Federal Funds Futures	(382)	Feb-2020	(155,850)	(156,226)	(376)

90-Day Euro$	1,300	Dec-2019	315,380	318,191	2,811

90-Day Euro$	348	Jun-2020	84,712	85,460	748

90-Day Euro$	112	Mar-2021	27,282	27,532	250

Euro-Bob	(70)	Sep-2019	(10,444)	(10,442)	(13)

Euro-Bob	(197)	Jun-2019	(29,416)	(29,399)	(413)

Euro-Bund	(242)	Sep-2019	(46,011)	(46,055)	(20)

Euro-Bund	(119)	Jun-2019	(21,979)	(22,323)	(719)

182	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)

U.S. 2-Year Treasury Note	4,026	Oct-2019	$860,799	$864,269	$3,470

U.S. 5-Year Treasury Note	1,990	Oct-2019	230,911	233,561	2,650

U.S. 5-Year Treasury Note	(4,000)	Oct-2019	(466,160)	(469,469)	(3,309)

U.S. 10-Year Treasury Note	652	Sep-2019	81,879	82,641	762

U.S. Long Treasury Bond	(1,468)	Sep-2019	(220,032)	(225,659)	(5,627)

U.S. Ultra Long Treasury Bond	(475)	Sep-2019	(81,350)	(83,496)	(2,146)

U.S. Ultra Long Treasury Bond	1,722	Sep-2019	293,676	302,695	9,019

Ultra 10-Year U.S. Treasury Note	1,179	Sep-2019	159,101	160,989	1,888

Ultra 10-Year U.S. Treasury Note	(238)	Sep-2019	(32,306)	(32,498)	(192)

			$788,805	$798,352	$8,751

A list of the open forward foreign currency contracts held by the Fund at May 31, 2019 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

BNP Paribas	07/17/19	EUR	250	USD	282	$2

BNP Paribas	07/17/19	EUR	200	USD	224	—

Citigroup	07/17/19	GBP	1,568	USD	2,062	81

Citigroup	07/17/19	USD	3,104	EUR	2,742	(36)

Citigroup	07/17/19	USD	3,668	AUD	5,148	(98)

Citigroup	07/17/19	EUR	5,800	USD	6,533	44

Citigroup	07/17/19	CNY	9,709	USD	1,445	40

Citigroup	07/17/19	USD	14,712	CAD	19,600	(193)

Citigroup	07/17/19	USD	34,722	BRL	135,480	(248)

						$(408)

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2019 is as follows:

Credit Default Swap
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.IG.32	Sell	1.00%	Quarterly	06/20/2024	(237,980)	$3,312	$3,707	$(395)

						$3,312	$3,707	$(395)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3 MONTH USD - LIBOR	2.2635	Semi-Annually	04/11/2022	USD	96,465	$925	$–	$925
3 MONTH USD - LIBOR	2.25%	Semi-Annually	04/26/2022	USD	172,139	795	38	757
3 MONTH USD - LIBOR	2.2825%	Semi-Annually	05/08/2022	USD	49,880	500	–	500
2.3%	3-MONTH USD - LIBOR	Quarterly	04/26/2023	USD	175,367	(702)	12	(714)
3 MONTH USD -LIBOR	D FEDL01	Quarterly	06/19/2024	USD	35,782	66	–	66
2.2635	3-MONTH USD - LIBOR	Quarterly	04/11/2025	USD	39,660	(814)	–	(814)
2.37%	3-MONTH USD - LIBOR	Quarterly	05/08/2025	USD	20,430	(447)	–	(447)
2.25%	ICAP US Federal Funds Rate	Annually	12/31/2025	USD	54,303	(1,705)	(322)	(1,383)
2.25%	3-MONTH USD - LIBOR	Quarterly	12/31/2025	USD	38,564	(639)	197	(836)
2.5%	3-MONTH USD - LIBOR	Quarterly	01/31/2026	USD	84,650	(2,732)	(1,110)	(1,622)

SEI Institutional Investments Trust / Annual Report / May 31, 2019	183

SCHEDULE OF INVESTMENTS

May 31, 2019

Core Fixed Income Fund (Concluded)

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3 MONTH USD - LIBOR	3.00%	Semi-Annually	02/15/2036	USD	27,248	$2,841	$15	$2,826
3.33%	3-MONTH USD - LIBOR	Quarterly	02/15/2044	USD	20,727	(4,062)	(1)	(4,061)
3.00%	3-MONTH USD - LIBOR	Quarterly	05/15/2044	USD	20,276	(2,694)	15	(2,709)
2.875%	3-MONTH USD - LIBOR	Quarterly	05/15/2044	USD	15,688	(1,701)	68	(1,769)
2.75%	3-MONTH USD - LIBOR	Quarterly	08/15/2044	USD	20,349	(1,717)	(89)	(1,628)

						$(12,086)	$(1,177)	$(10,909)

Percentages are based on Net Assets of $7,052,345 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2019.

†	Investment in Affiliated Security (see Note 6).

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2019, the value of these securities amounted to $943,183 ($ Thousands), representing 13.4% of the Net Assets of the Fund.

(D)	Security is in default on interest payment.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(F)	Tri-Party Repurchase Agreement.

(G)	Refer to table below for details on Options Contracts.

ABS — Asset-Backed Security

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CNY — Chinese Yuan

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

JSC — Joint-Stock Company

LIBOR— London Interbank Offered Rate

LIMEAN— London Interbank Mean Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

MTN — Medium Term Note

NCUA — National Credit Union Association

PLC — Public Limited Company

PO — Principal Only

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$–	$2,767,212	$–	$2,767,212
Corporate Obligations	–	1,967,891	–	1,967,891
U.S. Treasury Obligations	–	1,664,609	–	1,664,609
Asset-Backed Securities	–	596,954	–	596,954
Sovereign Debt	–	100,936	–	100,936
Commercial Paper	–	38,886	–	38,886
Municipal Bonds	–	28,047	–	28,047
U.S. Government Agency Obligations	–	3,675	–	3,675
Loan Participation	–	7	–	7
Certificate of Deposit	–	6,141	–	6,141
Cash Equivalent	143,681	–	–	143,681
Repurchase Agreement	–	25,000	–	25,000

Total Investments in Securities	$143,681	$7,199,358	$–	$7,343,039

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$1,538	$–	$–	$1,538
Written Options	(1,376)	–	–	(1,376)
Futures Contracts*
Unrealized Appreciation	21,598	–	–	21,598
Unrealized Depreciation	(12,847)	–	–	(12,847)
Forwards Contracts*
Unrealized Appreciation	–	167	–	167
Unrealized Depreciation	–	(575)	–	(575)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(395)	–	(395)
Interest Rate Swaps*
Unrealized Appreciation	–	5,074	–	5,074
Unrealized Depreciation	–	(15,983)	–	(15,983)

Total Other Financial Instruments	$8,913	$(11,712)	$–	$(2,799)

* Futures contracts, forward contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

184	SEI Institutional Investments Trust / Annual Report / May 31, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$189,983	$4,548,048	$(4,594,350)	$—	$—	$143,681	143,680,976	$3,559	$—

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	185

SCHEDULE OF INVESTMENTS

May 31, 2019

High Yield Bond Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 73.8%

Communication Services — 17.1%
Altice Financing
7.500%, 05/15/2026 (A)	$11,896	$11,631
6.625%, 02/15/2023 (A)	410	416
Altice France
8.125%, 02/01/2027 (A)	5,886	5,879
Altice Luxembourg
10.500%, 05/15/2027 (A)	3,442	3,440
7.750%, 05/15/2022 (A)	3,977	4,046
7.625%, 02/15/2025 (A)	8,761	8,066
AMC Entertainment Holdings
5.875%, 11/15/2026	36	32
5.750%, 06/15/2025	720	654
AMC Networks
5.000%, 04/01/2024	780	775
4.750%, 08/01/2025	7,145	6,984
C&W Senior Financing DAC
7.500%, 10/15/2026 (A)	1,270	1,302
CCO Holdings LLC
5.875%, 04/01/2024 (A)	3,211	3,311
5.750%, 02/15/2026 (A)	8,133	8,433
5.500%, 05/01/2026 (A)	5,140	5,255
5.375%, 05/01/2025 (A)	3,230	3,298
5.125%, 05/01/2027 (A)	8,157	8,162
5.000%, 02/01/2028 (A)	3,015	2,985
CenturyLink
7.500%, 04/01/2024	3,870	4,131
6.750%, 12/01/2023	4,315	4,516
5.800%, 03/15/2022	1,948	1,976
5.625%, 04/01/2025	3,053	2,954

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cincinnati Bell
8.000%, 10/15/2025 (A)	$4,044	$3,468
7.000%, 07/15/2024 (A)	295	254
Cinemark USA
4.875%, 06/01/2023	800	805
Clear Channel Communications (Escrow Security)
0.000%, 03/01/2021 (B)	22,682	–
Clear Channel Worldwide Holdings
9.250%, 02/15/2024 (A)	10,372	11,069
6.500%, 11/15/2022	5,050	5,151
Cogent Communications Finance
5.625%, 04/15/2021 (A)	1,170	1,176
Cogent Communications Group
5.375%, 03/01/2022 (A)	1,185	1,215
Consolidated Communications
6.500%, 10/01/2022	2,726	2,487
CSC Holdings LLC
10.875%, 10/15/2025 (A)	2,373	2,694
7.750%, 07/15/2025 (A)	2,430	2,585
7.500%, 04/01/2028 (A)	2,705	2,881
6.750%, 11/15/2021	1,000	1,066
6.625%, 10/15/2025 (A)	400	419
6.500%, 02/01/2029 (A)	5,001	5,287
5.500%, 05/15/2026 (A)	2,400	2,435
5.500%, 04/15/2027 (A)	2,244	2,280
5.375%, 07/15/2023 (A)	1,183	1,201
Digicel Group
6.750%, 03/01/2023 (A)	1,730	1,133
6.000%, 04/15/2021 (A)	2,830	2,384
Digicel International Finance
8.750%, 05/25/2024 (A)	1,363	1,343
DISH DBS
7.750%, 07/01/2026	3,510	3,221
5.875%, 11/15/2024	15,086	13,563
5.000%, 03/15/2023	6,320	5,909
DKT Finance ApS
9.375%, 06/17/2023 (A)	5,555	5,947
Entercom Media
7.250%, 11/01/2024 (A)	6,435	6,580
6.500%, 05/01/2027 (A)	325	330
EW Scripps
5.125%, 05/15/2025 (A)	2,791	2,623
Frontier Communications
8.000%, 04/01/2027 (A)	2,549	2,638
Frontier Communications Corp
11.000%, 09/15/2025	6,032	3,800
10.500%, 09/15/2022	8,001	5,821
8.500%, 04/01/2026 (A)	4,785	4,594
7.625%, 04/15/2024	3,292	1,909
7.125%, 01/15/2023	1,940	1,183
6.875%, 01/15/2025	8,525	4,838

186	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Getty Images
9.750%, 03/01/2027 (A)	$1,595	$1,627
Gray Television
7.000%, 05/15/2027 (A)	5,560	5,889
5.125%, 10/15/2024 (A)	3,740	3,758
iHeartCommunications
8.375%, 05/01/2027 (J)	1,723	1,803
6.375%, 05/01/2026 (J)	946	983
Inmarsat Finance
6.500%, 10/01/2024 (A)	3,272	3,440
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)	1,400	1,410
8.500%, 10/15/2024 (A)	2,895	2,815
8.000%, 02/15/2024 (A)	1,079	1,125
5.500%, 08/01/2023	6,732	6,025
Intelsat Luxembourg
8.125%, 06/01/2023	2,184	1,578
Lee Enterprises
9.500%, 03/15/2022 (A)	2,349	2,387
Level 3 Financing
5.625%, 02/01/2023	100	101
5.375%, 01/15/2024	3,745	3,754
5.375%, 05/01/2025	10,676	10,689
Level 3 Parent LLC
5.750%, 12/01/2022	705	707
Live Nation Entertainment
5.625%, 03/15/2026 (A)	888	913
4.875%, 11/01/2024 (A)	2,917	2,924
McClatchy
9.000%, 07/15/2026 (A)	3,233	3,176
McGraw-Hill Global Education Holdings LLC
7.875%, 05/15/2024 (A)	1,035	938
Meredith
6.875%, 02/01/2026	695	716
Netflix
5.875%, 02/15/2025	3,205	3,401
5.875%, 11/15/2028	863	906
5.375%, 11/15/2029 (A)	340	345
4.875%, 04/15/2028	5,040	4,978
Nexstar Broadcasting
6.125%, 02/15/2022 (A)	280	283
5.625%, 08/01/2024 (A)	5,472	5,513
Numericable Group
6.250%, 05/15/2024 (A)	1,690	1,713
Quebecor Media
5.750%, 01/15/2023	1,635	1,706
Qwest
6.875%, 09/15/2033	1,964	1,962
Radiate Holdco LLC
6.625%, 02/15/2025 (A)	5,069	4,955
Sable International Finance
5.750%, 09/07/2027 (A)	4,048	3,982

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
SFR Group
7.375%, 05/01/2026 (A)	$9,971	$9,740
Sinclair Television Group
5.625%, 08/01/2024 (A)	4,400	4,444
5.125%, 02/15/2027 (A)	4,762	4,536
Sirius XM Radio
6.000%, 07/15/2024 (A)	2,455	2,523
5.375%, 04/15/2025 (A)	4,820	4,854
5.375%, 07/15/2026 (A)	3,045	3,067
5.000%, 08/01/2027 (A)	1,145	1,128
Sprint
7.875%, 09/15/2023	15,698	16,836
7.625%, 02/15/2025	7,590	8,027
7.625%, 03/01/2026	3,478	3,685
7.250%, 09/15/2021	4,254	4,472
7.125%, 06/15/2024	4,935	5,132
Sprint Capital
8.750%, 03/15/2032	6,845	7,855
6.875%, 11/15/2028	3,767	3,922
Sprint Communications
6.000%, 11/15/2022	5,258	5,365
TEGNA
5.500%, 09/15/2024 (A)	2,500	2,541
Telecom Italia
5.303%, 05/30/2024 (A)	2,240	2,215
Telecom Italia Capital
6.375%, 11/15/2033	495	476
6.000%, 09/30/2034	2,585	2,411
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/2028 (A)	1,600	1,577
T-Mobile USA
6.500%, 01/15/2024	955	986
6.500%, 01/15/2026	2,195	2,316
6.375%, 03/01/2025	4,220	4,373
5.375%, 04/15/2027	510	531
4.750%, 02/01/2028	8,295	8,220
0.000%, 01/15/2024 (B)	955	–
0.000%, 03/01/2025 (B)	6,755	–
0.000%, 01/15/2026 (B)	5,459	–
Townsquare Media
6.500%, 04/01/2023 (A)	4,645	4,569
Tribune Media
5.875%, 07/15/2022	3,984	4,028
U.S. Cellular
6.700%, 12/15/2033	2,575	2,704
Uber Technologies
8.000%, 11/01/2026 (A)	4,418	4,678
Univision Communications
5.125%, 02/15/2025 (A)	2,123	1,944
UPCB Finance IV
5.375%, 01/15/2025 (A)	3,440	3,483

SEI Institutional Investments Trust / Annual Report / May 31, 2019	187

SCHEDULE OF INVESTMENTS

May 31, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Urban One
7.375%, 04/15/2022 (A)	$8,096	$7,954
Videotron
5.375%, 06/15/2024 (A)	475	494
5.125%, 04/15/2027 (A)	735	739
Virgin Media Secured Finance
5.500%, 08/15/2026 (A)	465	467
5.500%, 05/15/2029 (A)	3,369	3,348
5.250%, 01/15/2026 (A)	3,220	3,204
Wind Tre
5.000%, 01/20/2026 (A)	910	862
Windstream Services LLC
10.500%, 06/30/2024 (A)(C)	1,090	763
9.000%, 06/30/2025 (A)(C)	5,704	3,779
Zayo Group LLC
6.375%, 05/15/2025	4,791	4,929
6.000%, 04/01/2023	695	712
Ziggo Bond BV
6.000%, 01/15/2027 (A)	3,935	3,822
Ziggo BV
5.500%, 01/15/2027 (A)	7,167	6,988

		459,736

Consumer Discretionary — 10.5%
1011778 BC ULC / New Red Finance Inc
5.000%, 10/15/2025 (A)	3,899	3,841
4.250%, 05/15/2024 (A)	2,915	2,882
Adelphia Communications (Escrow Security)
10.250%, 06/15/2011 (B)(C)	125	1
7.875%, 01/15/2009 (B)(C)	250	–
7.750%, 05/01/2009 (B)(C)	75	–
Adelphia Communications (Escrow Security), Ser B
9.500%, 02/15/2004 (B)(C)	25	–
Adient Global Holdings, Ltd.
4.875%, 08/15/2026 (A)	1,290	958
Adient US LLC
7.000%, 05/15/2026 (A)	4,030	4,000
American Axle & Manufacturing
6.625%, 10/15/2022	92	93
6.500%, 04/01/2027	1,740	1,644
6.250%, 04/01/2025	1,205	1,157
6.250%, 03/15/2026	850	808
Aramark Services
5.000%, 02/01/2028 (A)	3,031	2,999
Aventine (Escrow Security)
0.000%, 10/15/2049 (B)(C)(D)(E)	2,600	–
Boyd Gaming
6.875%, 05/15/2023	520	536
6.000%, 08/15/2026	530	536
Boyne USA
7.250%, 05/01/2025 (A)	235	254

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cablevision Systems
5.875%, 09/15/2022	$1,947	$2,015
Caesars Resort Collection LLC
5.250%, 10/15/2025 (A)	2,700	2,641
Cedar Fair
5.375%, 06/01/2024	3,853	3,940
Cengage Learning
9.500%, 06/15/2024 (A)	5,695	5,268
Century Communities
6.750%, 06/01/2027 (A)	2,315	2,280
Churchill Downs
5.500%, 04/01/2027 (A)	2,295	2,335
4.750%, 01/15/2028 (A)	968	929
Cirsa Finance International Sarl
7.875%, 12/20/2023 (A)	2,775	2,875
Constellation Merger Sub
8.500%, 09/15/2025 (A)	870	820
Cooper-Standard Automotive
5.625%, 11/15/2026 (A)	1,485	1,277
Core & Main
6.125%, 08/15/2025 (A)	7,658	7,562
Dana
6.000%, 09/15/2023	980	997
Dana Financing Luxembourg Sarl
6.500%, 06/01/2026 (A)	1,245	1,285
Delphi Technologies
5.000%, 10/01/2025 (A)	11,815	10,043
Diamond Resorts International
10.750%, 09/01/2024 (A)	4,060	3,796
Enterprise Development Authority
12.000%, 07/15/2024 (A)	2,210	2,332
ESH Hospitality
5.250%, 05/01/2025 (A)	9,374	9,397
Fontainebleau Las Vegas
0.000%, 06/15/2015 (A)(C)	3,481	–
Ford Motor
7.450%, 07/16/2031	1,439	1,630
Ford Motor Credit LLC
4.687%, 06/09/2025	1,960	1,962
4.250%, 09/20/2022	1,786	1,808
Golden Entertainment
7.625%, 04/15/2026 (A)	2,485	2,483
Golden Nugget
8.750%, 10/01/2025 (A)	3,797	3,821
Goodyear Tire & Rubber
5.125%, 11/15/2023	1,363	1,353
Group 1 Automotive
5.250%, 12/15/2023 (A)	325	330
5.000%, 06/01/2022	3,347	3,364
Guitar Center
13.000%, 04/15/2022 (A)	13,453	10,830

188	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Guitar Center Escrow Issuer
9.500%, 10/15/2021 (A)	$2,150	$2,085
Hanesbrands
4.875%, 05/15/2026 (A)	370	363
Hillman Group
6.375%, 07/15/2022 (A)	5,578	5,090
Hilton Domestic Operating
5.125%, 05/01/2026 (A)	1,110	1,121
4.250%, 09/01/2024	110	109
Hilton Worldwide Finance LLC
4.875%, 04/01/2027	148	149
4.625%, 04/01/2025	587	589
IAA Spinco
5.500%, 06/15/2027 (A)	2,406	2,442
IHO Verwaltungs GmbH
6.375%, 05/15/2029 (A)	1,565	1,542
6.000%, 05/15/2027 (A)	4,300	4,235
4.500%, 09/15/2023 (A)	580	595
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2020 (B)	4,418	4,406
International Game Technology
6.500%, 02/15/2025 (A)	1,115	1,173
6.250%, 01/15/2027 (A)	4,570	4,713
IRB Holding
6.750%, 02/15/2026 (A)	7,474	7,287
Jack Ohio Finance LLC
6.750%, 11/15/2021 (A)	3,736	3,824
JC Penney
6.375%, 10/15/2036	6,820	1,841
KFC Holding
5.000%, 06/01/2024 (A)	2,797	2,832
L Brands
6.875%, 11/01/2035	631	549
6.750%, 07/01/2036	2,160	1,836
5.250%, 02/01/2028	1,781	1,594
Liberty Interactive LLC
8.250%, 02/01/2030	2,725	2,739
Lions Gate Capital Holdings LLC
6.375%, 02/01/2024 (A)	1,411	1,446
Marriott Ownership Resorts
6.500%, 09/15/2026 (A)	920	952
Mattamy Group
6.500%, 10/01/2025 (A)	3,780	3,837
Mattel
6.750%, 12/31/2025 (A)	5,984	5,892
Melco Resorts Finance
5.250%, 04/26/2026	1,360	1,352
Men’s Wearhouse
7.000%, 07/01/2022	3,778	3,627
MGM China Holdings
5.875%, 05/15/2026 (A)	1,150	1,171
5.375%, 05/15/2024 (A)	1,380	1,408

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
MGM Resorts International
6.000%, 03/15/2023	$2,885	$3,029
5.750%, 06/15/2025	4,920	5,160
5.500%, 04/15/2027	1,919	1,937
4.625%, 09/01/2026	2,819	2,735
Millennium (Escrow Security)
7.625%, 11/15/2026 (B)(C)	200	–
Monitronics International
9.125%, 04/01/2020 (C)	10,706	749
Neiman Marcus Group LLC
8.750%, 10/15/2021 (A)	3,549	1,828
8.000%, 10/15/2021 (A)	2,795	1,425
Newell Brands
4.200%, 04/01/2026	2,980	2,902
Panther BF Aggregator 2
8.500%, 05/15/2027 (A)	1,250	1,247
6.250%, 05/15/2026 (A)	4,867	4,964
Party City Holdings
6.625%, 08/01/2026 (A)	3,800	3,781
Penske Automotive Group
5.500%, 05/15/2026	1,736	1,719
PetSmart
8.875%, 06/01/2025 (A)	770	707
7.125%, 03/15/2023 (A)	2,130	1,900
5.875%, 06/01/2025 (A)	605	564
PulteGroup
5.000%, 01/15/2027	1,452	1,467
QVC
4.450%, 02/15/2025	1,640	1,629
Rivers Pittsburgh Borrower
6.125%, 08/15/2021 (A)	3,320	3,349
Sally Holdings LLC
5.625%, 12/01/2025	969	957
Scientific Games International
8.250%, 03/15/2026 (A)	1,403	1,411
5.000%, 10/15/2025 (A)	5,426	5,319
Service International
7.500%, 04/01/2027	2,070	2,412
5.125%, 06/01/2029	475	483
ServiceMaster LLC
5.125%, 11/15/2024 (A)	1,197	1,197
Six Flags Entertainment
5.500%, 04/15/2027 (A)	2,995	2,986
4.875%, 07/31/2024 (A)	5,905	5,833
Staples
10.750%, 04/15/2027 (A)	2,230	2,140
7.500%, 04/15/2026 (A)	2,363	2,269
Stars Group Holdings BV
7.000%, 07/15/2026 (A)	6,269	6,449
Station Casinos LLC
5.000%, 10/01/2025 (A)	2,925	2,815

SEI Institutional Investments Trust / Annual Report / May 31, 2019	189

SCHEDULE OF INVESTMENTS

May 31, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (A)	$4,870	$4,773
Tempur Sealy International
5.625%, 10/15/2023	840	849
5.500%, 06/15/2026	825	827
Tenneco
5.375%, 12/15/2024	415	355
5.000%, 07/15/2026	1,549	1,175
Twin River Worldwide Holdings
6.750%, 06/01/2027 (A)	3,060	3,105
Viking Cruises
6.250%, 05/15/2025 (A)	765	779
5.875%, 09/15/2027 (A)	2,870	2,783
Vista Outdoor
5.875%, 10/01/2023	1,970	1,854
Weight Watchers International
8.625%, 12/01/2025 (A)	3,899	3,665
William Carter
5.625%, 03/15/2027 (A)	340	347
Williams Scotsman International
6.875%, 08/15/2023 (A)	2,535	2,535
Wynn Las Vegas LLC
5.500%, 03/01/2025 (A)	1,945	1,906
Yum! Brands
6.875%, 11/15/2037	3,470	3,574
5.350%, 11/01/2043	180	158

		281,929

Consumer Staples — 5.8%
Albertsons LLC
7.500%, 03/15/2026 (A)	2,375	2,482
5.750%, 03/15/2025	2,166	2,090
AMN Healthcare
5.125%, 10/01/2024 (A)	1,410	1,399
Ashtead Capital
5.625%, 10/01/2024 (A)	280	289
4.375%, 08/15/2027 (A)	385	374
Avon International Operations
7.875%, 08/15/2022 (A)	2,654	2,763
B&G Foods
5.250%, 04/01/2025	4,920	4,757
Bausch Health
9.000%, 12/15/2025 (A)	2,648	2,850
7.250%, 05/30/2029 (A)	923	918
7.000%, 03/15/2024 (A)	885	924
7.000%, 01/15/2028 (A)	480	475
6.500%, 03/15/2022 (A)	1,600	1,654
6.125%, 04/15/2025 (A)	7,151	6,968
5.750%, 08/15/2027 (A)	1,383	1,396
Bausch Health Americas
9.250%, 04/01/2026 (A)	12,884	13,951
8.500%, 01/31/2027 (A)	4,676	4,908

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Central Garden & Pet
6.125%, 11/15/2023	$745	$769
5.125%, 02/01/2028	1,515	1,455
Clearwater Seafoods
6.875%, 05/01/2025 (A)	1,866	1,843
Cott Holdings
5.500%, 04/01/2025 (A)	3,628	3,574
Coty
6.500%, 04/15/2026 (A)	810	777
Eagle Holding II LLC
7.750%, 05/15/2022 (A)	1,385	1,394
Energizer Holdings
7.750%, 01/15/2027 (A)	805	839
5.500%, 06/15/2025 (A)	1,030	1,017
Envision Healthcare
8.750%, 10/15/2026 (A)	3,151	2,655
FAGE International
5.625%, 08/15/2026 (A)	155	128
First Quality Finance
5.000%, 07/01/2025 (A)	4,255	4,202
Fresh Market
9.750%, 05/01/2023 (A)	920	681
Global A&T Electronics
8.500%, 01/12/2023	8,762	8,206
Herc Rentals
7.750%, 06/01/2024 (A)	1,095	1,153
7.500%, 06/01/2022 (A)	132	136
High Ridge Brands
8.875%, 03/15/2025 (A)	800	76
HLF Financing Sarl LLC
7.250%, 08/15/2026 (A)	2,510	2,485
JBS Investments II GmbH
7.000%, 01/15/2026 (A)	2,415	2,533
Kronos Acquisition Holdings
9.000%, 08/15/2023 (A)	260	225
New Albertsons
8.700%, 05/01/2030	2,229	2,218
8.000%, 05/01/2031	7,329	6,889
7.750%, 06/15/2026	375	352
7.450%, 08/01/2029	5,265	4,923
Ortho-Clinical Diagnostics
6.625%, 05/15/2022 (A)	2,705	2,522
Pilgrim’s Pride
5.875%, 09/30/2027 (A)	5,300	5,331
Post Holdings
5.750%, 03/01/2027 (A)	1,792	1,801
5.625%, 01/15/2028 (A)	2,100	2,079
5.500%, 03/01/2025 (A)	1,050	1,059
5.000%, 08/15/2026 (A)	4,582	4,485
Prime Security Services Borrower LLC
5.250%, 04/15/2024 (A)	2,290	2,247

190	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Refinitiv US Holdings
6.250%, 05/15/2026 (A)	$4,674	$4,711
RegionalCare Hospital Partners Holdings
9.750%, 12/01/2026 (A)	2,855	3,005
Revlon Consumer Products
6.250%, 08/01/2024	525	344
5.750%, 02/15/2021	358	320
Rite Aid
7.700%, 02/15/2027	5,095	3,019
6.875%, 12/15/2028 (A)	1,425	812
6.125%, 04/01/2023 (A)	5,680	4,658
Sigma Holdco BV
7.875%, 05/15/2026 (A)	4,015	3,714
Simmons Foods
7.750%, 01/15/2024 (A)	800	848
5.750%, 11/01/2024 (A)	3,674	3,288
Sotera Health Holdings LLC
6.500%, 05/15/2023 (A)	3,143	3,151
Spectrum Brands
6.625%, 11/15/2022	557	568
6.125%, 12/15/2024	1,930	1,974
5.750%, 07/15/2025	745	756
Surgery Center Holdings
6.750%, 07/01/2025 (A)	727	660
Team Health Holdings
6.375%, 02/01/2025 (A)	1,384	1,141
TreeHouse Foods
6.000%, 02/15/2024 (A)	1,095	1,116
Vector Group
10.500%, 11/01/2026 (A)	5,055	4,739

		155,076

Energy — 10.0%
Andeavor Logistics
6.375%, 05/01/2024	465	487
6.250%, 10/15/2022	132	135
Antero Midstream Partners
5.750%, 03/01/2027 (A)	1,336	1,346
5.375%, 09/15/2024	525	518
Antero Resources
5.625%, 06/01/2023	1,065	1,053
5.125%, 12/01/2022	415	410
Archrock Partners
6.875%, 04/01/2027 (A)	1,629	1,674
Blue Racer Midstream LLC
6.125%, 11/15/2022 (A)	6,509	6,476
Brazos Valley Longhorn LLC
6.875%, 02/01/2025	1,020	997
Bruin E&P Partners LLC
8.875%, 08/01/2023 (A)	1,932	1,734
Calfrac Holdings
8.500%, 06/15/2026 (A)	4,876	3,535

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
California Resources
8.000%, 12/15/2022 (A)	$4,061	$2,833
Calumet Specialty Products Partners
6.500%, 04/15/2021	5,541	5,278
Carrizo Oil & Gas
8.250%, 07/15/2025	2,613	2,548
6.250%, 04/15/2023	445	411
Centennial Resource Production LLC
6.875%, 04/01/2027 (A)	4,455	4,422
5.375%, 01/15/2026 (A)	2,809	2,669
Cheniere Corpus Christi Holdings LLC
7.000%, 06/30/2024	1,460	1,627
5.875%, 03/31/2025	850	914
5.125%, 06/30/2027	7,672	7,941
Cheniere Energy Partners
5.625%, 10/01/2026 (A)	4,275	4,328
Chesapeake Energy
8.000%, 01/15/2025	4,109	3,780
8.000%, 06/15/2027	3,820	3,381
Citgo Holding
10.750%, 02/15/2020 (A)	1,176	1,207
CITGO Petroleum
6.250%, 08/15/2022 (A)	4,986	4,974
CNX Midstream Partners
6.500%, 03/15/2026 (A)	3,645	3,426
Continental Resources
4.375%, 01/15/2028	1,536	1,579
Covey Park Energy LLC
7.500%, 05/15/2025 (A)	2,510	2,234
Crestwood Midstream Partners
6.250%, 04/01/2023	755	761
5.750%, 04/01/2025	2,680	2,700
5.625%, 05/01/2027 (A)	435	427
CrownRock
5.625%, 10/15/2025 (A)	1,547	1,481
DCP Midstream Operating
8.125%, 08/16/2030	2,360	2,808
5.375%, 07/15/2025	268	279
5.125%, 05/15/2029	896	904
Delek Logistics Partners
6.750%, 05/15/2025	1,462	1,455
Denbury Resources
9.250%, 03/31/2022 (A)	864	834
9.000%, 05/15/2021 (A)	2,912	2,832
4.625%, 07/15/2023	2,285	1,428
Energy Transfer
5.500%, 06/01/2027	2,863	3,063
EnLink Midstream LLC
5.375%, 06/01/2029	5,361	5,322
EnLink Midstream Partners
4.850%, 07/15/2026	2,415	2,367
4.400%, 04/01/2024	1,065	1,046

SEI Institutional Investments Trust / Annual Report / May 31, 2019	191

SCHEDULE OF INVESTMENTS

May 31, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ensco Rowan
5.750%, 10/01/2044	$3,105	$1,801
Ensign Drilling
9.250%, 04/15/2024 (A)	2,695	2,577
EP Energy LLC
9.375%, 05/01/2020	1,728	372
9.375%, 05/01/2024 (A)	1,774	568
8.000%, 11/29/2024 (A)	685	425
8.000%, 02/15/2025 (A)	1,159	359
7.750%, 05/15/2026 (A)	3,000	2,542
6.375%, 06/15/2023	1,185	118
Exterran Energy Solutions
8.125%, 05/01/2025	5,155	5,219
Extraction Oil & Gas
7.375%, 05/15/2024 (A)	1,434	1,233
5.625%, 02/01/2026 (A)	5,846	4,589
FTS International
6.250%, 05/01/2022	4,706	4,447
Genesis Energy
6.500%, 10/01/2025	1,436	1,364
Great Western Petroleum LLC
9.000%, 09/30/2021 (A)	2,199	1,734
Gulfport Energy
6.375%, 05/15/2025	200	166
6.375%, 01/15/2026	1,705	1,390
6.000%, 10/15/2024	450	371
Halcon Resources
6.750%, 02/15/2025	5,860	2,534
Hess Infrastructure Partners
5.625%, 02/15/2026 (A)	2,773	2,856
Hilcorp Energy I
5.000%, 12/01/2024 (A)	2,520	2,438
Jagged Peak Energy LLC
5.875%, 05/01/2026	380	371
KCA Deutag UK Finance
9.875%, 04/01/2022 (A)	3,915	2,956
Laredo Petroleum
6.250%, 03/15/2023	1,805	1,606
McDermott Technology Americas
10.625%, 05/01/2024 (A)	721	613
MEG Energy
7.000%, 03/31/2024 (A)	1,720	1,535
6.500%, 01/15/2025 (A)	870	837
6.375%, 01/30/2023 (A)	300	265
Midstates Petroleum (Escrow Security)
10.750%, 10/01/2020	3,459	–
10.000%, 06/01/2020	1,250	–
9.250%, 06/01/2021	485	–
Moss Creek Resources Holdings
10.500%, 05/15/2027 (A)	1,757	1,623
7.500%, 01/15/2026 (A)	1,363	1,131

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Murphy Oil
5.750%, 08/15/2025	$1,567	$1,570
Murray Energy
12.000%, 04/15/2024 (A)	2,277	774
Nabors Industries
5.750%, 02/01/2025	2,270	1,847
NGL Energy Partners
7.500%, 11/01/2023	1,268	1,287
6.125%, 03/01/2025	2,165	2,127
NGPL PipeCo LLC
4.375%, 08/15/2022 (A)	690	698
Noble Holding International
8.950%, 04/01/2045	3,100	2,232
7.750%, 01/15/2024	4,056	3,174
Northern Oil and Gas
9.500%, 05/15/2023	3,500	3,605
Oasis Petroleum
6.875%, 03/15/2022	290	281
6.875%, 01/15/2023	1,300	1,248
6.250%, 05/01/2026 (A)	455	402
Parsley Energy LLC
5.375%, 01/15/2025 (A)	2,775	2,768
5.250%, 08/15/2025 (A)	3,290	3,224
PBF Holding LLC
7.000%, 11/15/2023	1,073	1,094
Peabody Energy
6.375%, 03/31/2025 (A)	7,702	7,471
Precision Drilling
7.750%, 12/15/2023	645	653
7.125%, 01/15/2026 (A)	530	502
6.500%, 12/15/2021	48	49
Pride International LLC
7.875%, 08/15/2040	1,561	1,069
Range Resources
5.000%, 03/15/2023	1,617	1,510
4.875%, 05/15/2025	2,667	2,324
Rowan
7.375%, 06/15/2025	8,456	6,476
5.850%, 01/15/2044	5,070	2,890
5.400%, 12/01/2042	720	414
SemGroup
5.625%, 07/15/2022	4,490	4,445
SESI LLC
7.750%, 09/15/2024	1,753	1,157
Seven Generations Energy
5.375%, 09/30/2025 (A)	3,241	3,071
Seventy Seven Energy (Escrow Security)
6.500%, 07/15/2022	395	–
Seventy Seven Operating LLC (Escrow Security)
0.000%, 11/15/2019 (B)	2,787	–

192	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Shelf Drilling Holdings
8.250%, 02/15/2025 (A)	$1,448	$1,339
SM Energy
6.625%, 01/15/2027	458	403
6.125%, 11/15/2022	520	503
5.625%, 06/01/2025	405	353
5.000%, 01/15/2024	2,328	2,037
Southwestern Energy
7.750%, 10/01/2027	2,253	2,152
7.500%, 04/01/2026	1,333	1,280
4.950%, 01/23/2025	637	592
SRC Energy
6.250%, 12/01/2025	2,431	2,267
Summit Midstream Holdings LLC
5.750%, 04/15/2025	2,985	2,649
5.500%, 08/15/2022	2,330	2,254
Sunoco
5.875%, 03/15/2028	2,791	2,833
5.500%, 02/15/2026	2,500	2,525
Targa Resources Partners
6.875%, 01/15/2029 (A)	516	550
6.750%, 03/15/2024	4,185	4,342
6.500%, 07/15/2027 (A)	3,099	3,227
5.875%, 04/15/2026	1,885	1,949
5.250%, 05/01/2023	1,000	1,003
5.000%, 01/15/2028	3,711	3,571
4.250%, 11/15/2023	350	344
Transocean
9.000%, 07/15/2023 (A)	2,380	2,445
7.500%, 01/15/2026 (A)	635	593
7.500%, 04/15/2031	3,453	2,858
7.250%, 11/01/2025 (A)	545	507
Transocean Guardian
5.875%, 01/15/2024 (A)	2,974	2,989
Transocean Pontus
6.125%, 08/01/2025 (A)	896	904
Transocean Poseidon
6.875%, 02/01/2027 (A)	3,084	3,173
Transocean Sentry
5.375%, 05/15/2023 (A)	914	906
USA Compression Partners
6.875%, 04/01/2026	3,315	3,398
6.875%, 09/01/2027 (A)	584	596
Vine Oil & Gas
9.750%, 04/15/2023 (A)	3,186	2,326
Weatherford International
9.875%, 02/15/2024	1,380	680
9.875%, 03/01/2039	880	422
5.950%, 04/15/2042	3,645	1,731
Whiting Petroleum
6.625%, 01/15/2026	395	362
6.250%, 04/01/2023	610	590

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.750%, 03/15/2021	$220	$217
WPX Energy
8.250%, 08/01/2023	990	1,092
6.000%, 01/15/2022	157	159
5.750%, 06/01/2026	356	353

		268,500

Financials — 4.3%
Acrisure LLC
8.125%, 02/15/2024 (A)	5,328	5,474
7.000%, 11/15/2025 (A)	1,983	1,800
Alliant Holdings Intermediate LLC
8.250%, 08/01/2023 (A)	3,438	3,507
Ally Financial
5.750%, 11/20/2025	3,165	3,387
4.625%, 05/19/2022	1,375	1,402
4.625%, 03/30/2025	315	322
3.875%, 05/21/2024	60	60
ASP AMC Merger Sub
8.000%, 05/15/2025 (A)	6,770	4,739
AssuredPartners
7.000%, 08/15/2025 (A)	2,904	2,752
BCD Acquisition
9.625%, 09/15/2023 (A)	3,055	3,193
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+3.905%, 12/31/2049	85	88
5.875%, VAR ICE LIBOR USD 3 Month+4.059%, 09/27/2167	515	520
5.800%, VAR ICE LIBOR USD 3 Month+4.093%, 11/29/2049	480	484
City National Bank
9.000%, 08/12/2019	4,062	4,106
CNG Holdings
12.500%, 06/15/2024 (A)	1,405	1,349
CTR Partnership
5.250%, 06/01/2025	3,260	3,342
Donnelley Financial Solutions
8.250%, 10/15/2024	1,871	1,913
Fidelity & Guaranty Life Holdings
5.500%, 05/01/2025 (A)	3,205	3,248
Freedom Mortgage
8.250%, 04/15/2025 (A)	6,070	5,053
8.125%, 11/15/2024 (A)	2,672	2,238
FS Energy & Power Fund
7.500%, 08/15/2023 (A)	3,465	3,500
Genworth Holdings
4.900%, 08/15/2023	1,368	1,136
GTCR AP Finance
8.000%, 05/15/2027 (A)	2,280	2,234
HUB International
7.000%, 05/01/2026 (A)	4,268	4,197

SEI Institutional Investments Trust / Annual Report / May 31, 2019	193

SCHEDULE OF INVESTMENTS

May 31, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Hunt
6.250%, 02/15/2026 (A)	$1,767	$1,641
Jefferies Finance LLC
6.250%, 06/03/2026 (A)	1,388	1,388
Lloyds Banking Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.760%, 06/27/2167	3,250	3,331
LPL Holdings
5.750%, 09/15/2025 (A)	3,032	3,047
MGM Growth Properties Operating Partnership
5.750%, 02/01/2027 (A)	1,057	1,089
5.625%, 05/01/2024	1,335	1,378
4.500%, 09/01/2026	4,501	4,387
4.500%, 01/15/2028	175	165
MSCI
5.375%, 05/15/2027 (A)	535	562
Nationstar Mortgage Holdings
9.125%, 07/15/2026 (A)	7,585	7,428
8.125%, 07/15/2023 (A)	1,749	1,745
Navient
7.250%, 09/25/2023	992	1,041
Quicken Loans
5.250%, 01/15/2028 (A)	6,759	6,284
Springleaf Finance
7.125%, 03/15/2026	5,515	5,782
6.875%, 03/15/2025	3,180	3,314
6.625%, 01/15/2028	825	835
6.125%, 05/15/2022	1,461	1,527
6.125%, 03/15/2024	2,337	2,425
Starwood Property Trust
4.750%, 03/15/2025	870	861
WeWork
7.875%, 05/01/2025 (A)	7,291	6,708

		114,982

Health Care — 6.1%
21st Century Oncology
10.000%, 04/30/2023 (B)(C)	583	460
Acadia Healthcare
5.625%, 02/15/2023	2,380	2,383
5.125%, 07/01/2022	2,430	2,442
AHP Health Partners
9.750%, 07/15/2026 (A)	1,748	1,848
Avantor
9.000%, 10/01/2025 (A)	2,045	2,242
6.000%, 10/01/2024 (A)	2,578	2,677
Bausch Health
5.875%, 05/15/2023 (A)	292	294
5.500%, 03/01/2023 (A)	2,915	2,922
BioScrip
8.875%, 02/15/2021	5,639	5,625

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Centene
6.125%, 02/15/2024	$710	$741
5.375%, 06/01/2026 (A)	4,048	4,199
4.750%, 01/15/2025	7,760	7,857
Charles River Laboratories International
5.500%, 04/01/2026 (A)	3,175	3,298
CHS
8.625%, 01/15/2024 (A)	3,700	3,700
8.000%, 03/15/2026 (A)	3,272	3,134
6.875%, 02/01/2022	935	622
6.250%, 03/31/2023	1,632	1,554
DaVita
5.000%, 05/01/2025	2,683	2,537
Encompass Health
5.750%, 11/01/2024	760	766
5.750%, 09/15/2025	931	945
Endo Dac
6.000%, 07/15/2023 (A)	4,529	3,250
Endo Finance LLC
5.750%, 01/15/2022 (A)	1,738	1,590
HCA
7.500%, 02/15/2022	865	946
5.875%, 05/01/2023	2,675	2,841
5.875%, 02/15/2026	7,520	7,971
5.875%, 02/01/2029	4,521	4,798
5.625%, 09/01/2028	227	237
5.375%, 02/01/2025	18,316	19,112
5.375%, 09/01/2026	3,520	3,652
Hill-Rom Holdings
5.750%, 09/01/2023 (A)	4,120	4,218
5.000%, 02/15/2025 (A)	1,214	1,220
Hologic
4.375%, 10/15/2025 (A)	805	796
IQVIA
5.000%, 10/15/2026 (A)	6,213	6,322
5.000%, 05/15/2027 (A)	4,100	4,159
4.875%, 05/15/2023 (A)	655	664
Kinetic Concepts
7.875%, 02/15/2021 (A)	1,077	1,105
Mallinckrodt International Finance
5.625%, 10/15/2023 (A)	850	582
5.500%, 04/15/2025 (A)	595	379
Molina Healthcare
5.375%, 11/15/2022	3,501	3,570
4.875%, 06/15/2025 (A)	6,789	6,730
MPH Acquisition Holdings LLC
7.125%, 06/01/2024 (A)	5,684	5,656
Par Pharmaceutical
7.500%, 04/01/2027 (A)	4,888	4,729
Prestige Brands
6.375%, 03/01/2024 (A)	735	755

194	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Syneos Health
7.500%, 10/01/2024 (A)	$763	$794
Tenet Healthcare
8.125%, 04/01/2022	930	972
7.000%, 08/01/2025	4,639	4,560
6.750%, 06/15/2023	6,204	6,173
6.250%, 02/01/2027 (A)	4,093	4,175
5.125%, 05/01/2025	2,752	2,731
4.625%, 07/15/2024	3,954	3,925
WellCare Health Plans
5.250%, 04/01/2025	3,300	3,344

		162,202

Industrials — 7.4%
ACCO Brands
5.250%, 12/15/2024 (A)	740	735
Air Medical Group Holdings
6.375%, 05/15/2023 (A)	6,293	5,868
Allison Transmission
5.875%, 06/01/2029 (A)	355	358
5.000%, 10/01/2024 (A)	520	516
4.750%, 10/01/2027 (A)	3,808	3,651
American Airlines Group
5.000%, 06/01/2022 (A)	2,820	2,852
American Woodmark
4.875%, 03/15/2026 (A)	815	793
Arconic
6.750%, 01/15/2028	628	658
5.900%, 02/01/2027	1,185	1,250
ARD Finance
7.125%, 09/15/2023	2,517	2,467
ARD Securities Finance SARL
8.750%, 01/31/2023 (A)	1,346	1,292
Ardagh Packaging Finance
7.250%, 05/15/2024 (A)	1,140	1,187
6.000%, 02/15/2025 (A)	4,010	3,971
Avis Budget Car Rental LLC
6.375%, 04/01/2024 (A)	2,205	2,271
5.250%, 03/15/2025 (A)	470	452
Avolon Holdings Funding
5.250%, 05/15/2024 (A)	1,602	1,664
5.125%, 10/01/2023 (A)	3,096	3,204
Bombardier
7.875%, 04/15/2027 (A)	2,812	2,698
7.500%, 12/01/2024 (A)	5,288	5,196
7.500%, 03/15/2025 (A)	845	819
Builders FirstSource
6.750%, 06/01/2027 (A)	415	419
5.625%, 09/01/2024 (A)	1,875	1,873
BWAY Holding Co
7.250%, 04/15/2025 (A)	1,743	1,678
5.500%, 04/15/2024 (A)	2,410	2,356

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BWX Technologies
5.375%, 07/15/2026 (A)	$2,548	$2,599
Cenveo (Escrow Security)
8.500%, 09/15/2022 (B)(F)	10,375	141
Cloud Crane LLC
10.125%, 08/01/2024 (A)	2,100	2,231
Colfax
6.000%, 02/15/2024 (A)	65	67
CPG LLC
8.000%, 10/01/2021 (A)	1,348	1,365
DAE Funding LLC
5.750%, 11/15/2023 (A)	1,955	2,021
EnPro Industries
5.750%, 10/15/2026	569	572
Flex Acquisition
7.875%, 07/15/2026 (A)	1,448	1,303
6.875%, 01/15/2025 (A)	3,809	3,409
Fortress Transportation & Infrastructure Investors LLC
6.750%, 03/15/2022 (A)	2,695	2,715
6.500%, 10/01/2025 (A)	1,105	1,111
Gates Global LLC
6.000%, 07/15/2022 (A)	659	655
GFL Environmental
8.500%, 05/01/2027 (A)	2,637	2,691
7.000%, 06/01/2026 (A)	5,381	5,177
5.375%, 03/01/2023 (A)	7,087	6,910
H&E Equipment Services
5.625%, 09/01/2025	3,706	3,676
Hertz
7.625%, 06/01/2022 (A)	1,035	1,049
6.250%, 10/15/2022	565	539
5.500%, 10/15/2024 (A)	2,525	2,096
James Hardie International Finance DAC
5.000%, 01/15/2028 (A)	2,268	2,189
4.750%, 01/15/2025 (A)	340	337
JELD-WEN
4.875%, 12/15/2027 (A)	3,260	3,064
4.625%, 12/15/2025 (A)	1,035	989
KAR Auction Services
5.125%, 06/01/2025 (A)	812	800
LTF Merger Sub
8.500%, 06/15/2023 (A)	1,385	1,416
New Enterprise Stone & Lime
10.125%, 04/01/2022 (A)	3,215	3,279
6.250%, 03/15/2026 (A)	5,135	5,097
Nielsen Finance LLC
5.000%, 04/15/2022 (A)	2,746	2,716
Nielsen Luxembourg
5.500%, 10/01/2021 (A)	300	301
5.000%, 02/01/2025 (A)	3,873	3,771

SEI Institutional Investments Trust / Annual Report / May 31, 2019	195

SCHEDULE OF INVESTMENTS

May 31, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Novelis
6.250%, 08/15/2024 (A)	$380	$389
5.875%, 09/30/2026 (A)	5,803	5,654
PGT Escrow Issuer
6.750%, 08/01/2026 (A)	510	529
RBS Global
4.875%, 12/15/2025 (A)	4,822	4,738
Remington Arms
0.000%, 12/31/2049 (B)	1,885	–
Reynolds Group Issuer
7.000%, 07/15/2024 (A)	2,171	2,186
6.875%, 02/15/2021	78	78
6.097%, VAR ICE LIBOR USD 3 Month+3.500%, 07/15/2021 (A)	800	803
5.750%, 10/15/2020	1,449	1,451
Sensata Technologies
5.625%, 11/01/2024 (A)	200	210
5.000%, 10/01/2025 (A)	2,816	2,816
4.875%, 10/15/2023 (A)(B)	1,000	1,018
Sensata Technologies UK Financing
6.250%, 02/15/2026 (A)	1,895	1,971
SPX FLOW
5.875%, 08/15/2026 (A)	625	645
5.625%, 08/15/2024 (A)	310	317
Standard Industries
4.750%, 01/15/2028 (A)	1,295	1,238
Stevens Holding
6.125%, 10/01/2026 (A)	370	385
Summit Materials LLC
6.125%, 07/15/2023	721	726
5.125%, 06/01/2025 (A)	3,285	3,228
Terex
5.625%, 02/01/2025 (A)	905	890
Titan International
6.500%, 11/30/2023	3,035	2,601
TransDigm
6.375%, 06/15/2026	929	908
6.250%, 03/15/2026 (A)	7,372	7,529
TransDigm UK Holdings
6.875%, 05/15/2026	1,388	1,350
Trident Merger Sub
6.625%, 11/01/2025 (A)	2,914	2,666
TriMas
4.875%, 10/15/2025 (A)	375	370
Triumph Group
7.750%, 08/15/2025	4,185	4,049
4.875%, 04/01/2021	625	612
Tutor Perini
6.875%, 05/01/2025 (A)	8,220	7,894
United Rentals North America
6.500%, 12/15/2026	5,779	6,126
5.875%, 09/15/2026	2,565	2,658

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.500%, 05/15/2027	$2,447	$2,468
4.875%, 01/15/2028	635	616
4.625%, 10/15/2025	3,490	3,429
Vertiv Group
9.250%, 10/15/2024 (A)	3,320	3,270
Wabash National
5.500%, 10/01/2025 (A)	630	594
Weekley Homes LLC
6.625%, 08/15/2025	5,610	5,512
Welbilt
9.500%, 02/15/2024	770	828
XPO Logistics
6.750%, 08/15/2024 (A)	2,664	2,740
6.500%, 06/15/2022 (A)	582	591
6.125%, 09/01/2023 (A)	150	151

		198,748

Information Technology — 3.5%
ACI Worldwide
5.750%, 08/15/2026 (A)	667	685
Amkor Technology
6.625%, 09/15/2027 (A)	2,502	2,390
Anixter
6.000%, 12/01/2025 (A)	410	434
5.500%, 03/01/2023	410	424
Ascend Learning LLC
6.875%, 08/01/2025 (A)	928	929
Banff Merger Sub
9.750%, 09/01/2026 (A)	3,993	3,734
CDK Global
5.875%, 06/15/2026	1,214	1,257
5.250%, 05/15/2029 (A)	313	312
CDW LLC
5.000%, 09/01/2025	914	924
CommScope Finance LLC
8.250%, 03/01/2027 (A)	7,517	7,442
6.000%, 03/01/2026 (A)	2,374	2,368
5.500%, 03/01/2024 (A)	3,620	3,638
CommScope Technologies LLC
6.000%, 06/15/2025 (A)	4,340	3,937
Dell International LLC
6.020%, 06/15/2026 (A)	3,069	3,316
5.875%, 06/15/2021 (A)	340	345
Entegris
4.625%, 02/10/2026 (A)	3,138	3,122
First Data
5.750%, 01/15/2024 (A)	4,000	4,095
5.375%, 08/15/2023 (A)	2,931	2,967
Gartner
5.125%, 04/01/2025 (A)	450	453
GCI LLC
6.875%, 04/15/2025	3,656	3,761

196	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.750%, 06/01/2021	$1,024	$1,024
Genesys Telecommunications Laboratories
10.000%, 11/30/2024 (A)	2,040	2,224
Go Daddy Operating LLC
5.250%, 12/01/2027 (A)	2,090	2,103
GTT Communications
7.875%, 12/31/2024 (A)	2,725	2,296
Harland Clarke Holdings
6.875%, 03/01/2020 (A)	1,741	1,711
Hughes Satellite Systems
7.625%, 06/15/2021	2,029	2,154
6.625%, 08/01/2026	200	200
5.250%, 08/01/2026	2,360	2,349
Infor US
6.500%, 05/15/2022	3,220	3,257
Informatica
7.125%, 07/15/2023 (A)	1,330	1,343
MagnaChip Semiconductor
6.625%, 07/15/2021	615	590
NCR
6.375%, 12/15/2023	2,495	2,549
5.000%, 07/15/2022	4,232	4,220
Nuance Communications
5.625%, 12/15/2026	3,401	3,473
Plantronics
5.500%, 05/31/2023 (A)	150	149
Rackspace Hosting
8.625%, 11/15/2024 (A)	7,695	6,677
Solera LLC
10.500%, 03/01/2024 (A)	1,670	1,797
SS&C Technologies
5.500%, 09/30/2027 (A)	2,767	2,788
Symantec
5.000%, 04/15/2025 (A)	2,570	2,568
TIBCO Software
11.375%, 12/01/2021 (A)	2,422	2,561
VeriSign
4.750%, 07/15/2027	970	987

		93,553

Materials — 6.2%
AK Steel
7.000%, 03/15/2027	2,658	2,050
Alcoa Nederland Holding
7.000%, 09/30/2026 (A)	415	435
6.750%, 09/30/2024 (A)	960	979
Alcoa Nederland Holding BV
6.125%, 05/15/2028 (A)	1,927	1,937
Aleris International
10.750%, 07/15/2023 (A)	1,155	1,207
Alpha 2 BV
8.750%, 06/01/2023 (A)	2,415	2,367

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Alpha 3 BV
6.250%, 02/01/2025 (A)	$3,100	$3,038
Axalta Coating Systems LLC
4.875%, 08/15/2024 (A)	275	274
Baffinland Iron Mines
8.750%, 07/15/2026 (A)	4,315	4,326
Berry Global
4.500%, 02/15/2026 (A)	4,548	4,299
Berry Global (Escrow Security)
5.625%, 07/15/2027 (A)	2,725	2,753
4.875%, 07/15/2026 (A)	2,277	2,265
Boart Longyear Management Pty
10.000%, 12/31/2022	3,251	2,845
Chemours
6.625%, 05/15/2023	1,360	1,355
5.375%, 05/15/2027	923	835
Clearwater Paper
5.375%, 02/01/2025 (A)	1,605	1,428
Cleveland-Cliffs
5.750%, 03/01/2025	1,850	1,804
4.875%, 01/15/2024 (A)	2,621	2,608
Constellium
6.625%, 03/01/2025 (A)	530	538
5.875%, 02/15/2026 (A)	3,275	3,226
Cornerstone Chemical
6.750%, 08/15/2024 (A)	7,798	7,233
Crown Americas LLC
4.750%, 02/01/2026	4,649	4,674
4.250%, 09/30/2026	1,489	1,441
CVR Partners
9.250%, 06/15/2023 (A)	2,225	2,292
Eldorado
9.500%, 06/01/2024 (A)	2,970	2,910
6.125%, 12/15/2020 (A)	3,600	3,602
Element Solutions
5.875%, 12/01/2025 (A)	3,686	3,737
First Quantum Minerals
7.500%, 04/01/2025 (A)	3,620	3,235
7.250%, 04/01/2023 (A)	1,725	1,574
6.875%, 03/01/2026 (A)	3,070	2,621
6.500%, 03/01/2024 (A)	1,075	943
FMG Resources August 2006 Pty
5.125%, 05/15/2024 (A)	2,667	2,676
Freeport-McMoRan
5.450%, 03/15/2043	6,863	5,854
5.400%, 11/14/2034	1,382	1,230
4.550%, 11/14/2024	680	657
3.875%, 03/15/2023	3,933	3,786
GCP Applied Technologies
5.500%, 04/15/2026 (A)	890	892
Greif
6.500%, 03/01/2027 (A)	580	583

SEI Institutional Investments Trust / Annual Report / May 31, 2019	197

SCHEDULE OF INVESTMENTS

May 31, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Hexion
10.000%, 04/15/2020 (C)	$2,213	$1,770
Hexion US Finance
6.625%, 04/15/2020 (C)	11,567	9,254
INEOS Group Holdings
5.625%, 08/01/2024 (A)	2,555	2,485
Kraton Polymers LLC
7.000%, 04/15/2025 (A)	2,430	2,430
LSB Industries
9.625%, 05/01/2023 (A)	4,335	4,470
Mineral Resources
8.125%, 05/01/2027 (A)	3,015	3,029
Mountain Province Diamonds
8.000%, 12/15/2022 (A)	4,010	4,000
Neon Holdings
10.125%, 04/01/2026 (A)	483	483
New Gold
6.250%, 11/15/2022 (A)	5,115	4,348
Noranda Aluminum Acquisition Escrow
11.000%, 06/01/2019 (B)(C)	385	–
NOVA Chemicals
5.250%, 06/01/2027 (A)	405	368
5.000%, 05/01/2025 (A)	3,127	2,885
4.875%, 06/01/2024 (A)	535	501
OI European Group BV
4.000%, 03/15/2023 (A)	2,172	2,134
Owens-Brockway Glass Container
6.375%, 08/15/2025 (A)	815	852
5.875%, 08/15/2023 (A)	1,696	1,772
Rain CII Carbon LLC
7.250%, 04/01/2025 (A)	9,235	8,450
Reichhold Industries
9.000%, 05/08/2017 (A)(B)(C)	1,056	–
Scotts Miracle-Gro
6.000%, 10/15/2023	1,115	1,152
5.250%, 12/15/2026	165	164
Starfruit Finco BV
8.000%, 10/01/2026 (A)	3,985	3,905
SunCoke Energy Partners
7.500%, 06/15/2025 (A)	2,375	2,339
Taseko Mines
8.750%, 06/15/2022 (A)	1,814	1,728
Teck Resources
6.125%, 10/01/2035	1,176	1,277
TPC Group
8.750%, 12/15/2020 (A)	5,721	5,621
Trinseo Materials Operating SCA
5.375%, 09/01/2025 (A)	975	904
Tronox
6.500%, 04/15/2026 (A)	1,639	1,541
Tronox Finance
5.750%, 10/01/2025 (A)	2,412	2,183

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
U.S. Steel
6.875%, 08/15/2025	$1,414	$1,224
6.250%, 03/15/2026	2,435	2,000
Venator Finance Sarl
5.750%, 07/15/2025 (A)	1,369	1,218
Warrior Met Coal
8.000%, 11/01/2024 (A)	2,330	2,417

		167,413

Real Estate — 1.4%
Brookfield Property REIT
5.750%, 05/15/2026 (A)	2,785	2,823
Equinix
5.875%, 01/15/2026	1,045	1,095
5.750%, 01/01/2025	100	103
GEO Group
6.000%, 04/15/2026	1,309	1,201
5.875%, 01/15/2022	1,715	1,694
5.875%, 10/15/2024	170	158
5.125%, 04/01/2023	2,591	2,435
GLP Capital
5.750%, 06/01/2028	730	793
5.250%, 06/01/2025	730	771
Iron Mountain
5.750%, 08/15/2024	2,400	2,381
5.250%, 03/15/2028 (A)	3,232	3,054
4.875%, 09/15/2027 (A)	2,722	2,559
Kennedy-Wilson
5.875%, 04/01/2024	500	498
MPT Operating Partnership
5.000%, 10/15/2027	1,018	1,005
Newmark Group
6.125%, 11/15/2023	1,923	1,967
Realogy Group LLC
4.875%, 06/01/2023 (A)	6,122	5,620
RHP Hotel Properties
5.000%, 04/15/2021	555	556
5.000%, 04/15/2023	830	834
Sabra Health Care
5.125%, 08/15/2026	691	701
SBA Communications
4.875%, 09/01/2024	850	842
Uniti Group
8.250%, 10/15/2023	1,450	1,293
7.125%, 12/15/2024 (A)	1,335	1,148
6.000%, 04/15/2023 (A)	1,280	1,197
VICI Properties 1 LLC
8.000%, 10/15/2023	1,542	1,673

		36,401

198	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Utilities — 1.5%
AES
6.000%, 05/15/2026	$125	$130
5.500%, 04/15/2025	390	403
AmeriGas Partners
5.875%, 08/20/2026	235	243
5.750%, 05/20/2027	2,089	2,142
5.500%, 05/20/2025	3,129	3,180
Calpine
5.250%, 06/01/2026 (A)	1,401	1,371
Clearway Energy Operating LLC
5.750%, 10/15/2025 (A)	1,449	1,445
FirstEnergy Solutions
6.050%, 08/15/2021 (C)	1,310	1,238
NextEra Energy Operating Partners
4.500%, 09/15/2027 (A)	3,872	3,756
NRG Energy
7.250%, 05/15/2026	2,620	2,826
5.250%, 06/15/2029 (A)	3,713	3,816
NSG Holdings LLC
7.750%, 12/15/2025 (A)	2,438	2,603
Talen Energy Supply LLC
7.250%, 05/15/2027 (A)	2,683	2,718
6.500%, 06/01/2025	221	188
TerraForm Power Operating LLC
5.000%, 01/31/2028 (A)	3,634	3,493
4.250%, 01/31/2023 (A)	2,570	2,487
Texas Energy (Escrow Security)
3.962%, 12/31/2034 (B)	226	–
Vistra Operations LLC
5.625%, 02/15/2027 (A)	1,488	1,530
5.500%, 09/01/2026 (A)	7,506	7,694

		41,263

Total Corporate Obligations (Cost $2,033,651) ($ Thousands)		1,979,803

LOAN PARTICIPATIONS — 11.1%
Academy Ltd., Term Loan, 1st Lien
6.483%, VAR LIBOR+4.000%, 07/01/2022	2,747	1,989
6.439%, VAR LIBOR+4.000%, 07/01/2022	5,761	4,172
Acrisure LLC, Refinancing Term Loan, 1st Lien
6.772%, VAR LIBOR+4.250%, 11/22/2023	2,330	2,316
Air Medical Group Holdings Inc., Term Loan B, 1st Lien
5.690%, VAR LIBOR+3.250%, 04/28/2022	1,556	1,519

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Air Medical Group Holdings Inc., Term Loan, 1st Lien
6.680%, VAR LIBOR+4.250%, 03/14/2025	$1,806	$1,768
Akorn, Term Loan B, 1st Lien
8.000%, VAR LIBOR+4.750%, 04/16/2021	1,473	1,374
Aleris International, Term Loan, 1st Lien
7.189%, VAR LIBOR+4.750%, 02/27/2023	3,431	3,432
Alvogen Pharma US Inc., Term Loan B, 1st Lien
7.190%, VAR LIBOR+4.750%, 04/01/2022	2,354	2,154
AMC Entertainment Holdings Inc., Term Loan
5.440%, 04/22/2026	2,630	2,618
American Tire Distributors, Term Loan, 1st Lien
9.981%, VAR LIBOR+4.250%, 09/02/2024	3,308	3,112
Ascend Learning, Term Loan, 1st Lien
5.439%, VAR LIBOR+3.250%, 07/12/2024	256	253
Asurion LLC, Term Loan B2, 2nd Lien
8.939%, VAR LIBOR+6.500%, 08/04/2025	4,023	4,085
Asurion LLC, Term Loan B6, 1st Lien
5.439%, VAR LIBOR+3.000%, 11/03/2023	74	74
Avaya Inc., Term Loan B, 1st Lien
6.690%, VAR LIBOR+4.250%, 12/15/2024	1,558	1,524
Bausch Health Companies Inc., Initial Term Loan, 1st Lien
5.467%, VAR LIBOR+3.000%, 06/02/2025	965	961
BCP Raptor LLC, Initial Term Loan, 1st Lien
6.689%, VAR LIBOR+4.250%, 06/24/2024	2,490	2,411
Berry Global, Term Loan, 1st Lien
0.000%, 05/15/2026 (G)	2,100	2,088
Big River Steel LLC, Term Loan, 1st Lien
7.601%, VAR LIBOR+5.000%, 08/23/2023	2,346	2,349
Bison Midstream, Term Loan B, 1st Lien
6.442%, 05/21/2025	2,591	2,460
Boardriders, Term Loan B, 1st Lien
8.939%, VAR LIBOR+6.500%, 04/23/2024	2,925	2,882
Boart Longyear Management, Term Loan, 1st Lien
11.000%, VAR LIBOR+0.000%, 10/23/2020 (B)(F)	165	165

SEI Institutional Investments Trust / Annual Report / May 31, 2019	199

SCHEDULE OF INVESTMENTS

May 31, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
BPA Laboratories, Term Loan, 2nd Lien
10.351%, VAR LIBOR+2.500%, 04/29/2020 (B)	$273	$259
Builders FirstSource Inc., Term Loan
5.601%, 02/29/2024	528	524
BWAY Holding Co, Term Loan B, 1st Lien
5.854%, VAR LIBOR+3.250%, 04/03/2024	7,220	7,023
Caesars Resort Collection LLC, Term Loan, 1st Lien
5.189%, VAR LIBOR+2.750%, 12/23/2024	2,335	2,316
California Resources Corp, Term Loan, 1st Lien
12.803%, VAR LIBOR+10.375%, 12/31/2021	5,297	5,333
7.178%, VAR LIBOR+4.750%, 12/31/2022	1,414	1,342
Carestream Health Inc., Term Loan, 1st Lien
8.189%, 02/28/2021	1,808	1,753
11.939%, 06/07/2021	30	29
Cengage Learning Inc., Term Loan B, 1st Lien
6.680%, VAR LIBOR+4.250%, 06/07/2023	5,396	5,131
Cenveo Corporation, Exit Term Loan, 1st Lien
11.436%, 06/07/2023	2,227	2,112
Ceridian, Term Loan B, 1st Lien
5.486%, 04/30/2025	1,861	1,858
CityCenter Holdings, Term Loan B, 1st Lien
4.689%, VAR LIBOR+2.250%, 04/18/2024	971	961
Claire’s Stores Inc, Term Loan, 1st Lien
9.938%, 10/12/2038 (B)(F)	1,044	1,619
Contura Energy, Term Loan, 1st Lien
7.453%, VAR LIBOR+5.000%, 11/10/2025	2,402	2,402
Cumulus Media New Holdings Inc., Term Loan, 1st Lien
6.940%, VAR LIBOR+4.500%, 05/13/2022	10,811	10,763
CWGS Group LLC, Term Loan B, 1st Lien
5.233%, VAR LIBOR+3.000%, 11/08/2023	578	523
5.189%, VAR LIBOR+3.000%, 11/08/2023	1	1
Diebold Nixdorf Inc., Term Loan A, 1st Lien
11.750%, 08/31/2022	1,638	1,725
East Valley Tourist Development Authority, Term Loan, 1st Lien
10.601%, VAR LIBOR+8.000%, 09/30/2020 (B)	3,979	3,939

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Envision Healthcare Corp, Term Loan, 1st Lien
6.189%, 10/10/2025	$5,362	$4,868
Epic Crude Services LP, Term Loan B, 1st Lien
7.440%, 03/02/2026	2,990	2,944
EPIC Y-Grade Services LP, Term Loan B, 1st Lien
7.939%, VAR LIBOR+5.500%, 06/13/2024	3,695	3,584
Equinox Fitness Clubs, Term Loan, 1st Lien
5.439%, 03/08/2024	3,177	3,163
Equitrans Midstream Corp, Term Loan, 1st Lien
6.939%, 01/31/2024	1,092	1,098
Evergreen Skills Lux S.À R.L., Term Loan, 1st Lien
7.189%, VAR LIBOR+4.750%, 04/28/2021	3,404	2,865
Flex Acquisition Company Inc., Term Loan, 1st Lien
5.626%, VAR LIBOR+3.000%, 12/29/2023	1,900	1,821
Foresight Energy LLC, Term Loan, 1st Lien
8.272%, VAR LIBOR+5.750%, 03/28/2022	2,269	1,974
Formula One Management Limited, Term Loan B, 1st Lien
4.939%, VAR LIBOR+2.500%, 02/01/2024	4,732	4,616
Forterra Finance LLC, Term Loan B, 1st Lien
5.439%, VAR LIBOR+3.000%, 10/25/2023	3,712	3,439
Frontier Communications Corp, Term Loan B1, 1st Lien
6.190%, VAR LIBOR+3.750%, 06/15/2024	3,280	3,213
Gardner Denver Inc., Term Loan B, 1st Lien
5.189%, VAR LIBOR+2.750%, 07/30/2024	782	781
General Nutrition Centers Inc., FILO Term Loan, 1st Lien
9.440%, VAR LIBOR+7.000%, 12/31/2022	1,024	1,033
GGP/Brookfield Retail, Term Loan B, 1st Lien
4.939%, 08/27/2025	2,231	2,168
GGP/Brookfield Retail, Term Loan, 1st Lien
4.939%, 08/27/2025	742	721
Go Wireless, Inc., Senior Term Loan
8.939%, 12/22/2024	1,904	1,850
Green Energy Partners/Stonewall LLC, Term Loan B1, 1st Lien
8.101%, VAR LIBOR+5.500%, 11/12/2021 (B)	728	706

200	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Gulf Finance LLC, Term Loan B, 1st Lien
7.860%, 08/25/2023	$893	$736
7.740%, VAR LIBOR+5.250%, 08/25/2023	1,492	1,228
Hillman Group Inc., Term Loan B, 1st Lien
6.439%, VAR LIBOR+3.500%, 05/30/2025	1,722	1,677
iHeartCommunications Inc., Initial Term Loan
6.579%, 05/01/2026	4,160	4,161
II-VI Inc., Term Loan B, 1st Lien
3.500%, 05/08/2026	1,830	1,815
Indivior Finance, Term Loan B, 1st Lien
7.090%, VAR LIBOR+4.500%, 12/19/2022	888	793
Intelsat Jackson Holdings S.A., Term Loan B4, 1st Lien
6.930%, VAR LIBOR+4.500%, 01/02/2024	577	577
Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan, 1st Lien
6.180%, VAR LIBOR+3.750%, 11/27/2023	570	562
IRB Holding Corp., Term Loan B, 1st Lien
5.690%, VAR LIBOR+3.250%, 02/05/2025	1,754	1,735
Iron Mountain, Term Loan, 1st Lien
4.213%, 06/04/2023	2,356	2,294
KCA, Term Loan, 1st Lien
9.351%, VAR LIBOR+6.750%, 02/28/2023	645	512
Knight Energy Services
8.500%, 02/09/2024	67	67
Kronos Acquisition Intermediate Inc., Term Loan B2, 1st Lien
6.428%, VAR LIBOR+4.000%, 05/15/2023	575	543
LBM Borrower LLC, Term Loan C, 1st Lien
6.189%, 08/20/2022	2,520	2,515
LifeScan Global Corp, Term Loan, 1st Lien
8.600%, VAR LIBOR+6.000%, 10/01/2024	3,458	3,337
Ligado Networks LLC (fka New LightSquared, LLC), Junior Loan, 2nd Lien
15.110%, VAR LIBOR+12.500%, 12/07/2020 (B)	50	13
MA Financeco LLC, Term Loan B2, 1st Lien
4.689%, 11/19/2021	2,608	2,575
Mashantucket Pequot, Term Loan A, 1st Lien
5.939%, VAR LIBOR+3.500%, 06/30/2020 (B)	214	212
Mashantucket Pequot, Term Loan B, 1st Lien
10.564%, VAR LIBOR+8.125%, 06/30/2020 (B)	11,857	11,769

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Mavenir, Term Loan B, 1st Lien
8.470%, VAR LIBOR+6.000%, 05/08/2025	$5,321	$5,288
McDermott International Inc., Term Loan B, 1st Lien
7.439%, VAR LIBOR+5.000%, 05/12/2025	2,426	2,352
McGraw-Hill Global Education Holdings LLC, Term Loan B, 1st Lien
6.439%, VAR LIBOR+1.239%, 05/04/2022	4,433	4,204
Medical Card Systems, Term Loan
5.500%, VAR LIBOR+4.500%, 09/02/2019 (B)	1,883	1,809
MEG Energy Corp, Term Loan B, 1st Lien
5.940%, VAR LIBOR+3.500%, 12/31/2023	94	93
Metroflag, Term Loan, 2nd Lien
14.000%, VAR LIBOR+0.000%, 01/06/2009 (B)(C)	325	—
MGM Resorts International, Term Loan A, 1st Lien
4.439%, 12/21/2023	655	649
MLN US HoldCo LLC, Term Loan, 1st Lien
6.939%, VAR LIBOR+4.500%, 11/30/2025	1,463	1,447
Mohegan Tribal Gaming Authority, Term Loan B, 1st Lien
6.439%, VAR LIBOR+4.000%, 10/13/2023	2,504	2,348
Moneygram International Inc., Term Loan, 1st Lien
5.689%, VAR LIBOR+3.250%, 03/27/2020	1,741	1,687
Monitronics International Inc., Term Loan B2, 1st Lien
10.101%, VAR LIBOR+5.500%, 09/30/2022	7,912	7,520
Murray Energy Corp, Term Loan B2, 1st Lien
9.772%, VAR LIBOR+7.250%, 10/17/2022	4,043	3,113
Navistar Inc., Term Loan B, 1st Lien
5.960%, 11/06/2024	4,748	4,740
Neiman Marcus Group Inc., Term Loan, 1st Lien
5.717%, VAR LIBOR+3.250%, 10/25/2020	2,501	2,249
New LightSquared, Term Loan, 1st Lien
11.357%, VAR LIBOR+0.000%, 12/07/2020	152	111
New Rue21 LLC, Term Loan, 1st Lien
12.500%, 09/22/2022	186	140

SEI Institutional Investments Trust / Annual Report / May 31, 2019	201

SCHEDULE OF INVESTMENTS

May 31, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Nielsen Finance LLC, Term Loan B4, 1st Lien
4.463%, 10/04/2023	$736	$723
Nine West Holdings Inc., Term Loan
10.633%, 03/19/2024	2,530	2,501
Onex Carestream Finance LP, Term Loan, 1st Lien
10.983%, VAR LIBOR+8.500%, 12/07/2019	3,003	2,938
P2 Upstream Acquisition Co., Term Loan, 1st Lien
6.560%, VAR LIBOR+4.000%, 10/30/2020	1,046	1,042
Panther BF Aggregator, Initial Term Loan, 1st Lien
5.929%, 04/30/2026	2,590	2,569
Paperworks Industries Inc., Term Loan, 1st Lien
13.000%, 02/22/2023 (B)	1,066	1,119
Patterson Medical Holdings Inc., Term Loan B, 1st Lien
7.333%, 08/29/2022	3,659	3,485
7.291%, 08/29/2022	6	6
Petco Animal Supplies Inc., Term Loan, 1st Lien
5.833%, VAR LIBOR+3.250%, 01/26/2023	4,478	3,410
PetSmart Inc., Term Loan B, 1st Lien
6.720%, VAR LIBOR+3.000%, 03/11/2022	2,930	2,815
Plantronics Inc., Term Loan B, 1st Lien
4.939%, VAR LIBOR+2.500%, 07/02/2025	1,098	1,091
PQ Corporation, Third Amendment Tranche B-1 Term Loan, 1st Lien
5.083%, VAR LIBOR+2.500%, 02/08/2025	2,540	2,526
Prairie ECI Acquiror LP, Initial Term Loan
7.366%, 03/11/2026	745	749
Quorum Health, Term Loan B, 1st Lien
9.189%, VAR LIBOR+6.750%, 04/29/2022	1,334	1,316
Refinitiv US Holdings Inc., Term Loan B, 1st Lien
6.189%, VAR LIBOR+3.750%, 10/01/2025	4,968	4,840
Regionalcare Hospital Partners Holdings Inc., Term Loan B, 1st Lien
6.930%, VAR LIBOR+4.500%, 11/16/2025	8,388	8,363
Revlon Consumer Products Corporation, Initial Term B Loan, 1st Lien
6.129%, VAR LIBOR+3.500%, 09/07/2023	3,561	2,882

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
6.101%, VAR LIBOR+3.500%, 09/07/2023	$18	$14
Schenectady International Group, Initial Term Loan
7.351%, 10/15/2025	91	89
Scientific Games International Inc., Term Loan B, 1st Lien
5.189%, VAR LIBOR+2.750%, 08/14/2024	944	927
2.481%, VAR LIBOR+2.750%, 08/14/2024	4,031	3,963
Sequa Mezzanine Holdings LLC, Term Loan, 1st Lien
7.560%, VAR LIBOR+5.000%, 11/28/2021	2,388	2,346
7.494%, VAR LIBOR+5.000%, 11/28/2021	6	6
SI Group/Addivant, Term Loan, 1st Lien
7.348%, VAR LIBOR+4.750%, 10/15/2025	3,271	3,181
SP PF Buyer LLC, Term Loan, 1st Lien
6.952%, 12/22/2025	2,830	2,689
Sprint Communications Inc., Term Loan, 1st Lien
5.500%, 02/02/2024	2,210	2,183
Staples Inc, Term Loan
7.601%, 04/16/2026	1,500	1,448
Starfruit Finco BV, Term Loan B, 1st Lien
5.717%, VAR LIBOR+3.250%, 10/01/2025	1,593	1,579
Steinway Musical Instruments, Term Loan B, 1st Lien
6.188%, VAR LIBOR+3.750%, 02/14/2025	2,510	2,459
Syniverse Holdings Inc., Term Loan, 1st Lien
7.440%, VAR LIBOR+5.000%, 03/09/2023	5,395	5,015
Team Health Holdings, Term Loan, 1st Lien
5.189%, VAR LIBOR+2.750%, 02/06/2024	3,522	3,167
Thor Industries Inc., Term Loan, 1st Lien
6.250%, 02/01/2026	2,516	2,447
Titan Acquisition, Term Loan, 1st Lien
5.439%, VAR LIBOR+3.000%, 03/28/2025	1,985	1,903
Traverse Midstream Partners LLC, Term Loan B, 1st Lien
6.590%, VAR LIBOR+4.000%, 09/27/2024	2,325	2,295
Ultra Resources Inc., Term Loan, 1st Lien
6.180%, VAR LIBOR+3.000%, 04/12/2024	2,578	2,135

202	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Weight Watchers International Inc., Term Loan B, 1st Lien
7.350%, 11/29/2024	$1,338	$1,311
Windstream Services (fka Windstream), Tranche B-7 Term Loan
9.750%, VAR LIBOR+3.250%, 02/17/2024	1,090	1,098
Windstream Services LLC, Term Loan B, 1st Lien
10.500%, VAR LIBOR+4.000%, 03/29/2021	3,544	3,609
Woodford Express LLC, Term Loan B, 1st Lien
7.439%, VAR LIBOR+5.000%, 01/27/2025	2,217	2,177

Total Loan Participations (Cost $300,333) ($ Thousands)		297,450

ASSET-BACKED SECURITIES (B) — 9.4%

Other Asset-Backed Securities — 9.4%
Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9
3.005%, VAR ICE LIBOR USD 1 Month+0.550%, 03/15/2019 (A)(C)	835	34
B&M CLO, Ser 2014-1A, Cl E
8.351%, VAR ICE LIBOR USD 3 Month+5.750%, 04/16/2026 (A)	2,520	2,177
Battalion CLO IV, Ser 2013-4A
0.000%, 10/22/2025 (A)(H)	1,560	8
Battalion CLO V, Ser 2014-5A
0.000%, 04/17/2026 (A)(H)	3,445	67
Battalion CLO VII, Ser 2014-7A
0.000%, 07/17/2028 (A)(H)	4,614	1,938
Battalion CLO VIII, Ser 2015-8A
0.000%, 04/18/2030 (A)(F)(H)	4,378	2,977
Battalion CLO VIII, Ser 2017-8A, Cl D1R
9.601%, VAR ICE LIBOR USD 3 Month+7.000%, 07/18/2030 (A)	5,000	4,913
Battalion CLO X, Ser 2016-10A
0.000%, 01/24/2029 (A)(F)(H)	6,380	5,742
Battalion CLO XI, Ser 2017-11A
0.000%, 10/24/2029 (A)(H)	10,431	8,136
Battalion CLO XII, Ser 2018-12A
0.000%, 05/17/2031 (A)(H)	8,633	7,079
Battalion CLO XIV
0.000%, 04/20/2032 (H)	6,147	5,494
Benefit Street Partners CLO III, Ser 2013-IIIA
0.000%, 07/20/2029 (A)(F)(H)	2,640	1,214
Benefit Street Partners CLO IV
0.000%, 07/20/2026 (A)(H)	3	1,822

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Benefit Street Partners CLO IX
0.000%, 07/20/2025 (A)(H)	$3,363	$2,892
Benefit Street Partners CLO V
0.000%, 10/20/2026 (A)(H)	6,413	192
Benefit Street Partners CLO V, Ser 2018-5BA
0.000%, 04/20/2031	10,301	7,922
Benefit Street Partners CLO VI, Ser 2015-VIA
0.000%, 10/18/2029 (A)(H)	9,535	6,754
Benefit Street Partners CLO VII, Ser 2015-VII
0.000%, 07/18/2027 (H)	9,035	6,749
Benefit Street Partners CLO VIII
0.000%, 01/20/2031 (A)(F)(H)	9,000	7,335
Benefit Street Partners CLO X, Ser 2016-10A
0.000%, 01/15/2029 (A)(H)	8,928	6,247
Benefit Street Partners CLO XII, Ser 2017-12A
0.000%, 10/15/2030 (A)(H)	10,091	7,972
Benefit Street Partners CLO XIV, Ser 2018-14A
0.000%, 04/20/2031 (A)(H)	6,857	5,554
Benefit Street Partners Static CLO, Warehouse Note
0.000% (I)	4,361	4,373
Cathedral Lake CLO III, Ser 2015-3A
0.000%, 01/15/2026 (A)(H)	2,506	1,917
Cathedral Lake V, Ser 2018-5A
0.000%, 10/21/2030 (A)(H)	5,673	4,595
CVP Cascade CLO-2, Ser 2014-2A, Cl D
7.401%, VAR ICE LIBOR USD 3 Month+4.800%, 07/18/2026 (A)	779	714
CVP Cascade CLO-2, Ser 2014-2A, Cl E
8.401%, VAR ICE LIBOR USD 3 Month+5.800%, 07/18/2026 (A)	2,531	2,127
Dryden 75 CLO, Ser 2019-75A
0.000%, 01/15/2029 (A)(H)	3,981	3,424
Figueroa CLO, Ser 2013-2A
0.000%, 06/20/2027 (A)(H)	3,046	1,279
Great Lakes CLO, Ser 2014-1A
0.000%, 10/15/2029 (A)(H)	4,940	4,045
Great Lakes CLO, Ser 2015-1
0.000%, 07/15/2026 (A)(H)	6,015	4,445
Great Lakes CLO, Ser 2017-1A, Cl ER
10.097%, VAR ICE LIBOR USD 3 Month+7.500%, 10/15/2029 (A)	3,376	3,291
Great Lakes CLO, Ser 2017-1A, Cl FR
12.597%, VAR ICE LIBOR USD 3 Month+10.000%, 10/15/2029 (A)	1,972	1,780
Great Lakes CLO, Ser 2018-1A, Cl ER
9.961%, VAR ICE LIBOR USD 3 Month+7.360%, 01/16/2030 (A)	4,328	4,063
Great Lakes CLO, Ser 2018-1A, Cl FR
12.601%, VAR ICE LIBOR USD 3 Month+10.000%, 01/16/2030 (A)	1,595	1,373

SEI Institutional Investments Trust / Annual Report / May 31, 2019	203

SCHEDULE OF INVESTMENTS

May 31, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
IVY Hill Middle Market Credit Fund XII, Ser 2017-12A
0.000%, 07/20/2029 (A)(H)	$1,149	$982
IVY Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl D
10.152%, VAR ICE LIBOR USD 3 Month+7.560%, 07/20/2029 (A)	5,687	5,418
IVY Hill Middle Market Credit Fund XIV, Ser 2018-14A
0.000%, 04/18/2030 (A)(H)	2,164	1,884
IVY Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl D
9.671%, VAR ICE LIBOR USD 3 Month+7.070%, 04/18/2030 (A)	2,886	2,684
Lockwood Grove CLO, Ser 2014-1A
0.000%, 01/25/2030 (A)(H)	4,865	3,697
Lockwood Grove CLO, Ser 2018-1A, Cl ERR
8.430%, VAR ICE LIBOR USD 3 Month+5.850%, 01/25/2030 (A)	3,201	2,985
Neuberger Berman CLO XVI-S, Ser 2018-16SA
0.000%, 01/15/2028 (A)(H)	1,563	1,376
Neuberger Berman CLO XXII, Ser 2016-22A
0.100%, 10/17/2030 (A)	161	72
0.000%, 10/17/2030 (A)(H)	5,235	3,351
NewStar Berkeley Fund CLO LLC, Ser 2016-1A
0.000%, 10/25/2028 (A)(F)(H)	21,812	15,268
NewStar Berkeley Fund CLO LLC, Ser 2016- 1A, Cl E
10.330%, VAR ICE LIBOR USD 3 Month+7.750%, 10/25/2028 (A)	15,428	15,250
NewStar Clarendon Fund CLO LLC, Ser 2015- 1A, Cl E
8.630%, VAR ICE LIBOR USD 3 Month+6.050%, 01/25/2027 (A)(F)	4,470	4,470
NewStar Exeter Fund CLO, Ser 2015-1RA, Cl E
9.792%, VAR ICE LIBOR USD 3 Month+7.200%, 01/20/2027 (A)	5,110	5,008
NewStar Fairfield Fund CLO, Ser 2015-2A
0.000%, 04/20/2030 (A)(H)	9,028	5,697
NewStar Fairfield Fund CLO, Ser 2018-2A, Cl DN
9.972%, VAR ICE LIBOR USD 3 Month+7.380%, 04/20/2030 (A)	4,200	3,809
OCP CLO, Ser 2012-2A
0.000%, 11/22/2023 (A)(H)	2,940	176
OCP CLO, Ser 2017-14A
0.000%, 11/20/2030 (A)(H)	3,012	2,289
Shackleton CLO, Ser 2014-6A
0.000%, 07/17/2026 (A)(H)	7,965	24
Shackleton CLO, Ser 2014-6RA
0.000%, 07/17/2028	6,412	4,937
TCP Whitney CLO, Ser 2017-1I
0.000%, 08/20/2029 (H)	13,119	11,283

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
TCW CLO, Ser 2017-1A
0.000%, 07/29/2029 (A)(H)	$7,377	$5,164
TCW CLO, Ser 2018-1A
0.000%, 04/25/2031 (A)(H)	5,509	4,187
Venture 35 CLO, Ser 2018-35A
0.000%, 10/22/2031 (A)(H)	15,819	11,943
Venture CDO, Ser 2016-25A
0.000%, 04/20/2029 (A)(H)	2,950	2,183
Venture XXVI CLO, Ser 2017-26A
0.000%, 01/20/2029 (A)(H)	2,865	2,063
Venture XXVIII CLO, Ser 2017-28A
0.000%, 07/20/2030 (A)(H)	5,750	4,543

Total Asset-Backed Securities (Cost $214,628) ($ Thousands)		251,387

	Shares

COMMON STOCK — 1.3%
21st Century Oncology *(B)(F)	2,205	80
Amplify Energy *	127,911	780
Aquity Equity *(B)	89,545	784
Aquity Equity (Escrow Security) *(B)	67,129	134
Aspect Software CR1 *(B)	40,500	—
Aspect Software CR2 *(B)	16,397	—
ATD New Holdings *	3,257	104
Avaya Holdings Corp *	48,910	615
Berry Petroleum Corp	444,303	4,776
Boart Longyear *	64,158,893	156
Caesars Entertainment Corp *	67,227	591
Cenveo Corp *(B)	66,991	904
CHC Group LLC *	3,887	1
Clear Channel Outdoor Holdings Inc, Cl A *	345,142	1,753
CUI Acquisition *(B)(F)	3	148
Cumulus Media, Cl A *(B)	109,292	1,749
Global Aviation Holdings, Cl A *(B)	101,199	—
Gymboree *(B)	18,542	9
Gymboree Holding *(B)	52,848	27
Halcon Resources Corp *	93,809	20
iHeartMedia, Cl A *(J)	154,791	2,554
Jupiter Resources *(B)	571,046	1,499
Knight Energy Services *	2,205	117
Medical Card Systems *(B)	395,653	—
Nine West	163,718	3,029
Paperworks Industries *(B)(F)	76,920	1,560
Parker Drilling *	144,366	2,763
Quad/Graphics Inc, Cl A	173	2
Reichhold Industries *(B)(F)	1,755	1,357
Remington Outdoor Company *(B)(F)	19,372	29
Rue 21 *	76,558	61
SandRidge Energy (Escrow Security) (B)	7,605,000	—
SandRidge Energy Inc *	10,878	75
TE Holdcorp *	67,771	—
Titan Energy LLC *	22,243	—

204	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
UCI International *(B)(F)	39,275	$903
VICI Properties Inc	171,848	3,812
Vistra Energy Corp	137,767	3,246

Total Common Stock (Cost $44,870) ($ Thousands)		33,638

	Face Amount (Thousands)

CONVERTIBLE BONDS — 0.5%
CHC Group LLC CV to 125.0000
13.119%, 10/01/2020 (B)	$200	60
Cheniere Energy CV to 7.2265
4.250%, 03/15/2045	908	699
Chesapeake Energy CV to 116.7134
5.500%, 09/15/2026	180	146
DISH Network CV to 12.163
2.375%, 03/15/2024	1,095	950
DISH Network CV to 15.3429
3.375%, 08/15/2026	770	708
Liberty Media CV to 16.7764
3.750%, 02/15/2030	7,235	4,929
Liberty Media CV to 22.9469
4.000%, 11/15/2029	2,190	1,533
MagnaChip Semiconductor CV to 121.1387
5.000%, 03/01/2021	500	594
MGIC Investment CV to 74.0741
9.000%, 04/01/2063 (A)	3,110	4,083

Total Convertible Bonds (Cost $13,649) ($ Thousands)		13,702

MUNICIPAL BONDS — 0.5%

Connecticut — 0.2%
Mohegan Tribal Finance Authority, RB Callable 02/01/2023 @ 100
7.000%, 02/01/2045 (A)(B)	4,735	4,924

Puerto Rico — 0.3%
Commonwealth of Puerto Rico, GDB Debt Recovery Authority, RB
7.500%, 08/20/2040	2,540	1,867
Commonwealth of Puerto Rico, Ser A, GO Callable 07/01/2022 @ 100
5.250%, 07/01/2023 (B)(C)	635	353
5.125%, 07/01/2037 (C)	465	259
5.000%, 07/01/2041 (C)	1,225	681
Puerto Rico, Electric Power Authority, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2042 (C)	475	379

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Puerto Rico, Electric Power Authority, Ser AAA, RB Callable 07/01/2020 @ 100
5.250%, 07/01/2025 (B)(C)	$335	$268
5.250%, 07/01/2027 (C)	435	348
Puerto Rico, Electric Power Authority, Ser CCC, RB
5.250%, 07/01/2026 (B)(C)	860	688
Puerto Rico, Electric Power Authority, Ser CCC, RB Callable 07/01/2020 @ 100
5.250%, 07/01/2027 (C)	570	456
Puerto Rico, Electric Power Authority, Ser NN, RB
5.500%, 07/01/2020 (B)(C)	690	554
Puerto Rico, Electric Power Authority, Ser TT, RB
5.000%, 07/01/2032 (C)	425	339
Puerto Rico, Electric Power Authority, Ser WW, RB
5.500%, 07/01/2020 (B)(C)	285	229
5.500%, 07/01/2021 (C)	285	229
5.500%, 07/01/2038 (C)	135	108
5.250%, 07/01/2033 (C)	190	152
Puerto Rico, Electric Power Authority, Ser XX, RB
5.250%, 07/01/2035 (B)(C)	110	88

		6,998

Total Municipal Bonds (Cost $11,199) ($ Thousands)		11,922

	Shares

PREFERRED STOCK — 0.2%
21st Century Oncology, 0.000% (B)(F)(H)	2,794	588
Claire’s Stores Inc, 0.000% (B)(F)(H)	1,364	1,368
Crestwood Equity Partners, 9.250%	150,000	1,410
FHLMC, 0.000% (H)	29,819	649
FNMA, 0.000% (H)	43,993	977
TE Holdcorp, 0.000% (B)(H)	118,617	—
VICI Properties, 0.000% (H)	57,906	1,284

Total Preferred Stock (Cost $5,502) ($ Thousands)		6,276

SEI Institutional Investments Trust / Annual Report / May 31, 2019	205

SCHEDULE OF INVESTMENTS

May 31, 2019

High Yield Bond Fund (Continued)

Description	Number of Warrants	Market Value ($Thousands)

WARRANTS — 0.0%
Cumulus Media, Expires 12/30/2027 Strike Price $– *	19,136	$287
Guitar Center Holdings, Expires 04/16/2025 Strike Price $– *(B)	29,435	–
iHeart Communications ‡‡ Strike Price *(B)	24,100	–
Jack Cooper Holdings, Expires 04/26/2027 Strike Price $– *(B)	3,400	–
Lion Holdings, Expires 12/30/2027 Strike Price $– *(B)	2,380	–
Remington Arms ‡‡ Strike Price $– *(B)	19,534	–
SandRidge Energy, Expires 10/07/2022 Strike Price $41 *	14,900	–
SandRidge Energy, Expires 10/07/2022 Strike Price $42 *	6,273	–

Total Warrants (Cost $774) ($ Thousands)		287

	Number of Rights

RIGHTS — 0.0%
TXU/Tech *‡‡	295,903	226

Total Rights (Cost $399) ($ Thousands)		226

	Shares

CASH EQUIVALENT — 3.3%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	88,776,889	88,777

Total Cash Equivalent (Cost $88,777) ($ Thousands)		88,777

Total Investments in Securities — 100.1% (Cost $2,713,782) ($ Thousands)		$2,683,468

206	SEI Institutional Investments Trust / Annual Report / May 31, 2019

A list of open centrally cleared swap agreements held by the Fund at May 31, 2019 is as follows:

Credit Default Swaps
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.HY.26	Sell	5.00%	Quarterly	06/20/2021	(3,100)	$152	$158	$(6)
CDX.NA.HY.27	Sell	5.00%	Quarterly	12/20/2021	(2,150)	109	(155)	264
CDX.NA.HY.28	Sell	5.00%	Quarterly	06/20/2022	(6,471)	381	508	(127)
CDX.NA.HY.29	Sell	5.00%	Quarterly	12/20/2022	(766)	45	60	(15)
CDX.NA.HY.30	Sell	5.00%	Quarterly	06/20/2023	(3,800)	234	290	(56)
CDX.NA.HY.31	Sell	5.00%	Quarterly	12/20/2023	(902)	49	53	(4)
CDX.NA.HY.32	Buy	5.00%	Quarterly	06/20/2024	11,445	(516)	(694)	178
CDX.NA.HY.32	Buy	5.00%	Quarterly	06/20/2024	3,815	(172)	(233)	61
CDX.NA.HY.32	Buy	5.00%	Quarterly	06/20/2024	3,465	(156)	(215)	59
CDX.NA.HY.32	Buy	5.00%	Quarterly	06/20/2024	3,815	(172)	(234)	62
CDX.NA.HY.32	Buy	5.00%	Quarterly	06/20/2024	7,745	(349)	(477)	128

						$(395)	$(939)	$544

A list of open OTC swap agreements held by the Fund at May 31, 2019 is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan	IBOXHY	IBOXX USD LIQUID HIGH YIELD	3-MONTH USD LIBOR	Quarterly	06/20/2019	USD	24,883	$(5)	$159	$(164)
JPMorgan	IBOXHY	IBOXX USD LIQUID HIGH YIELD	3-MONTH USD LIBOR	Quarterly	06/20/2019	USD	3,950	19	26	(7)
JPMorgan	IBOXHY	IBOXX USD LIQUID HIGH YIELD	3-MONTH USD LIBOR	Quarterly	06/20/2019	USD	3,950	19	26	(7)
								$33	$211	$(178)

Percentages are based on Net Assets of $2,681,510 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2019.

†	Investment in Affiliated Security (see Note 6).

‡‡	Expiration date not available.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2019, the value of these securities amounted to $1,454,849 ($ Thousands), representing 54.3% of the Net Assets of the Fund.

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	Security is in default on interest payment.

(D)	Securities considered illiquid. The total value of such securities as of May 31, 2019 was $0 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(E)	Securities considered restricted. The total market value of such securities as of May 31, 2019 was $0 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(F)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2019 was $44,966 ($ Thousands) and represented 1.7% of the Net Assets of the Fund.

(G)	Unsettled bank loan. Interest rate may not be available.

(H)	Interest rate unavailable.

(I)	Warehouse Note - Interest rate and maturity date are unavailable.

(J)	Security, or a portion thereof, is owned through a holding entity, Bamboo Temple, LLC.

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CV — Convertible Security

GO — General Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

Ltd. — Limited

Pty — Proprietary

RB — Revenue Bond

REIT — Real Estate investment Trust

Ser — Series

ULC — Unlimited Liability Company

USD — United States Dollar

VAR — Variable Rate

SEI Institutional Investments Trust / Annual Report / May 31, 2019	207

SCHEDULE OF INVESTMENTS

May 31, 2019

High Yield Bond Fund (Concluded)

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$–	$1,973,776	$6,027	$1,979,803
Loan Participations	–	275,840	21,610	297,450
Asset-Backed Securities	–	–	251,387	251,387
Common Stock	21,364	3,091	9,183	33,638
Convertible Bonds	–	13,642	60	13,702
Municipal Bonds	–	4,818	7,104	11,922
Preferred Stock	2,387	1,933	1,956	6,276
Warrants	–	287	–	287
Rights	–	226	–	226
Cash Equivalent	88,777	–	–	88,777

Total Investments in Securities	$112,528	$2,273,613	$297,327	$2,683,468

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	$–	$752	$–	$752
Unrealized Depreciation	–	(208)	–	(208)
OTC Swaps
Total Return Swaps*
Unrealized Depreciation	–	(178)	–	(178)

Total Other Financial Instruments	$–	$366	$–	$366

*	Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands).

	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Asset-Backed Securities	Investments in Common Stock	Investments in Convertible Bonds	Investments in Municipal Bonds	Investments in Preferred Stock	Investments in Warrants
Balance as of May 31, 2018	$13,866	$31,020	$279,726	$4,939	$200	$10,842	$4,834	$—
Accrued discounts/premiums	(150)	(35)	200	—	36	4	—	—
Realized gain/(loss)	—	(2,865)	8,240	159	—	74	1,845	—
Change in unrealized appreciation/ (depreciation)	49	1,808	50	(321)	(176)	(171)	(1,355)	(431)
Purchases	235	1,522	38,584	1,596	—	—	491	431
Sales	(71)	(7,535)	(75,413)	(462)	—	(5,533)	(3,859)	—
Net transfer into Level 3	5,480	15,302	—	5,186	—	2,180	—	—
Net transfer out of Level 3	(13,382)	(17,607)	—	(1,914)	—	(292)	—	—
Ending Balance as of May 31, 2019	$6,027	$21,610	$251,387	$9,183	$60	$7,104	$1,956	$—
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(321)	$2,796	$3,154	$(9,506)	$(206)	$290	$(689)	$(431)

(1) Of the $297,327 ($ Thousands) in Level 3 securities as of May 31, 2019, $14,267 ($ Thousands) or 0.5% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. The value of these securities is immaterial and no further disclosure is required.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$103,528	$1,214,938	$(1,229,689)	$ —	$ —	$88,777	88,776,889	$2,389	$ —

The accompanying notes are an integral part of the financial statements

208	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 63.9%

Communication Services — 9.2%
America Movil
6.375%, 03/01/2035	$315	$396
6.125%, 03/30/2040	715	906
4.375%, 04/22/2049	855	877
AT&T
6.000%, 08/15/2040	2,410	2,779
5.700%, 03/01/2057	1,333	1,494
5.550%, 08/15/2041	885	976
5.450%, 03/01/2047	1,790	1,966
5.350%, 09/01/2040	200	215
5.250%, 03/01/2037	1,150	1,234
5.150%, 11/15/2046	680	709
5.150%, 02/15/2050	2,940	3,079
4.800%, 06/15/2044	4,722	4,722
4.750%, 05/15/2046	990	985
4.550%, 03/09/2049	940	911
4.500%, 05/15/2035	4,410	4,443
4.500%, 03/09/2048	1,009	970
4.350%, 06/15/2045	8,587	8,167
CBS
4.600%, 01/15/2045	460	451
3.700%, 06/01/2028	1,543	1,531
Charter Communications Operating LLC
6.484%, 10/23/2045	2,658	2,996
6.384%, 10/23/2035	2,755	3,085
5.750%, 04/01/2048	455	478
Comcast
6.400%, 05/15/2038	994	1,312
4.950%, 10/15/2058	673	772
4.700%, 10/15/2048	4,293	4,772
4.600%, 10/15/2038	545	595
4.600%, 08/15/2045	835	901

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.400%, 08/15/2035	$2,200	$2,377
4.250%, 01/15/2033	545	588
4.049%, 11/01/2052	2,636	2,629
4.000%, 03/01/2048	465	465
3.999%, 11/01/2049	913	906
3.969%, 11/01/2047	3,403	3,366
3.900%, 03/01/2038	1,570	1,600
Deutsche Telekom International Finance
8.750%, 06/15/2030	395	555
4.875%, 03/06/2042 (A)	695	745
Deutsche Telekom International Finance BV
4.375%, 06/21/2028 (A)	750	796
Discovery Communications LLC
5.300%, 05/15/2049	530	535
5.200%, 09/20/2047	1,438	1,440
5.000%, 09/20/2037	675	676
4.875%, 04/01/2043	590	567
Fox
5.576%, 01/25/2049 (A)	1,350	1,571
5.476%, 01/25/2039 (A)	1,065	1,212
Interpublic Group of Companies
5.400%, 10/01/2048	1,208	1,286
Koninklijke
8.375%, 10/01/2030	805	1,036
NBCUniversal Media LLC
5.950%, 04/01/2041	786	979
Rogers Communications
5.000%, 03/15/2044	1,577	1,771
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (A)	2,203	2,107
Sprint Spectrum LLC
5.152%, 03/20/2028 (A)	1,780	1,822
Telefonica Emisiones SAU
5.213%, 03/08/2047	535	551
Tencent Holdings MTN
4.525%, 04/11/2049 (A)	550	582
Time Warner
4.650%, 06/01/2044	1,308	1,289
Verizon Communications
5.250%, 03/16/2037	2,595	2,979
5.012%, 04/15/2049	345	389
5.012%, 08/21/2054	3,331	3,735
4.862%, 08/21/2046	197	216
4.750%, 11/01/2041	510	550
4.672%, 03/15/2055	1,410	1,501
4.522%, 09/15/2048	3,548	3,732
4.500%, 08/10/2033	5,500	5,942
4.400%, 11/01/2034	3,000	3,174
4.272%, 01/15/2036	1,460	1,505
3.850%, 11/01/2042	3,192	3,066
Viacom
5.850%, 09/01/2043	2,115	2,372

SEI Institutional Investments Trust / Annual Report / May 31, 2019	209

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.850%, 12/15/2034	$1,000	$986
Vodafone Group
5.250%, 05/30/2048	2,061	2,139
5.000%, 05/30/2038	1,255	1,287
4.375%, 02/19/2043	865	812
Walt Disney
8.150%, 10/17/2036 (A)	1,695	2,635
7.850%, 03/01/2039 (A)	1,780	2,744
7.750%, 01/20/2024 (A)	125	152
7.625%, 11/30/2028 (A)	2,411	3,325
7.430%, 10/01/2026 (A)	775	1,005
6.550%, 03/15/2033 (A)	1,390	1,851
6.150%, 02/15/2041 (A)	728	982
Warner Media LLC
4.850%, 07/15/2045	505	514

		130,766

Consumer Discretionary — 2.5%
Alibaba Group Holding Ltd
4.200%, 12/06/2047	815	815
Alimentation Couche-Tard
4.500%, 07/26/2047 (A)	1,075	1,066
Amazon.com
4.950%, 12/05/2044	1,065	1,300
4.050%, 08/22/2047	4,623	5,017
Aptiv PLC
5.400%, 03/15/2049	1,721	1,782
Cox Enterprises
7.375%, 07/15/2027 (A)	640	787
Ford Holdings
9.300%, 03/01/2030	445	553
Ford Motor
7.400%, 11/01/2046	405	438
4.750%, 01/15/2043	540	446
Ford Motor Credit LLC
5.113%, 05/03/2029	1,740	1,708
General Motors
6.600%, 04/01/2036	960	1,009
6.250%, 10/02/2043	1,940	1,956
5.950%, 04/01/2049	1,105	1,079
5.150%, 04/01/2038	115	106
Home Depot
4.500%, 12/06/2048	205	230
4.250%, 04/01/2046	925	992
4.200%, 04/01/2043	645	685
Lowe’s
4.550%, 04/05/2049	1,105	1,116
4.050%, 05/03/2047	735	694
3.700%, 04/15/2046	1,365	1,231
McDonald’s MTN
4.600%, 05/26/2045	650	698
4.450%, 03/01/2047	1,985	2,077

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.450%, 09/01/2048	$345	$362
Newell Brands
5.500%, 04/01/2046	350	332
Starbucks
4.500%, 11/15/2048	610	633
4.450%, 08/15/2049	440	452
Time Warner Cable LLC
7.300%, 07/01/2038	595	700
6.750%, 06/15/2039	595	671
6.550%, 05/01/2037	845	934
5.875%, 11/15/2040	2,080	2,150
5.500%, 09/01/2041	2,935	2,933
4.500%, 09/15/2042	1,185	1,049

		36,001

Consumer Staples — 5.9%
Advocate Health & Hospitals
4.272%, 08/15/2048	921	1,029
Aetna
4.125%, 11/15/2042	550	499
3.875%, 08/15/2047	545	469
Altria Group
5.950%, 02/14/2049	975	1,065
5.800%, 02/14/2039	45	49
5.375%, 01/31/2044	850	864
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	3,610	4,082
5.450%, 01/23/2039	305	340
4.600%, 04/15/2048	1,995	1,982
4.439%, 10/06/2048	2,692	2,631
4.375%, 04/15/2038	680	674
Anheuser-Busch LLC
4.900%, 02/01/2046	10,469	10,832
4.700%, 02/01/2036	7,545	7,784
Bacardi
5.300%, 05/15/2048 (A)	1,045	1,053
BAT Capital
4.540%, 08/15/2047	1,765	1,585
4.390%, 08/15/2037	3,045	2,774
Bayer US Finance II LLC
4.875%, 06/25/2048 (A)	730	706
4.400%, 07/15/2044 (A)	940	823
3.950%, 04/15/2045 (A)	500	419
Bowdoin College
4.693%, 07/01/2112	753	831
Campbell Soup
4.800%, 03/15/2048	900	869
City of Hope
4.378%, 08/15/2048	650	712
Conagra Brands
5.400%, 11/01/2048	630	662

210	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Constellation Brands
4.650%, 11/15/2028	$220	$236
4.500%, 05/09/2047	670	675
4.100%, 02/15/2048	615	583
General Mills
4.700%, 04/17/2048	735	755
Kaiser Foundation Hospitals
4.150%, 05/01/2047	1,200	1,322
Keurig Dr Pepper
5.085%, 05/25/2048 (A)	470	502
Kraft Heinz Foods
6.875%, 01/26/2039	1,205	1,391
6.500%, 02/09/2040	165	186
5.200%, 07/15/2045	2,183	2,144
5.000%, 07/15/2035	480	480
5.000%, 06/04/2042	1,155	1,122
4.375%, 06/01/2046	2,860	2,509
Kroger
5.400%, 01/15/2049	405	432
4.650%, 01/15/2048	1,104	1,060
4.450%, 02/01/2047	3,425	3,209
Maple Escrow Subsidiary
4.985%, 05/25/2038 (A)	240	255
Mars
3.875%, 04/01/2039 (A)	305	312
3.200%, 04/01/2030 (A)	660	668
Massachusetts Institute of Technology
5.600%, 07/01/2111	665	981
Molson Coors Brewing
4.200%, 07/15/2046	750	687
Mondelez International
4.625%, 05/07/2048	575	603
Nestle Holdings
4.000%, 09/24/2048 (A)	1,575	1,678
3.900%, 09/24/2038 (A)	1,185	1,257
New York and Presbyterian Hospital
3.563%, 08/01/2036	750	756
Northwell Healthcare
4.260%, 11/01/2047	400	423
PepsiCo
3.450%, 10/06/2046	1,136	1,119
Philip Morris International
6.375%, 05/16/2038	210	268
4.500%, 03/20/2042	1,850	1,922
4.250%, 11/10/2044	430	432
4.125%, 03/04/2043	335	332
3.875%, 08/21/2042	795	760
Providence St. Joseph Health Obligated Group
3.744%, 10/01/2047	765	781
Reynolds American
5.850%, 08/15/2045	835	863

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sysco
4.450%, 03/15/2048	$505	$526
Tyson Foods
5.100%, 09/28/2048	880	932
University of Southern California
5.250%, 10/01/2111	1,590	2,173
Walgreen
4.400%, 09/15/2042	475	440
Walgreens Boots Alliance
4.800%, 11/18/2044	1,485	1,421
Walmart
4.300%, 04/22/2044	231	259
4.050%, 06/29/2048	3,334	3,621
4.000%, 04/11/2043	157	167
3.950%, 06/28/2038	675	721
3.625%, 12/15/2047	465	474

		84,171

Energy — 7.9%
Alta Wind Holdings
7.000%, 06/30/2035 (A)	595	645
Anadarko Finance
7.500%, 05/01/2031	985	1,287
Anadarko Petroleum
6.600%, 03/15/2046	50	64
5.027%, 10/10/2036 (B)	7,000	3,277
4.500%, 07/15/2044	755	750
Apache
4.750%, 04/15/2043	1,841	1,742
BG Energy Capital
5.125%, 10/15/2041 (A)	405	468
Burlington Resources LLC
7.200%, 08/15/2031	20	27
5.950%, 10/15/2036	190	243
Cenovus Energy
5.250%, 06/15/2037	620	607
Columbia Pipeline Group
5.800%, 06/01/2045	460	527
Concho Resources
4.875%, 10/01/2047	300	316
Conoco Funding
7.250%, 10/15/2031	380	524
ConocoPhillips
5.900%, 05/15/2038	1,888	2,419
4.300%, 11/15/2044	1,715	1,826
Continental Resources
4.900%, 06/01/2044	645	657
Devon Energy
5.600%, 07/15/2041	1,105	1,257
4.750%, 05/15/2042	1,120	1,160
Ecopetrol
5.875%, 05/28/2045	1,167	1,198

SEI Institutional Investments Trust / Annual Report / May 31, 2019	211

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
El Paso Natural Gas
8.375%, 06/15/2032	$310	$406
Enbridge Energy Partners
5.500%, 09/15/2040	400	465
Encana
6.500%, 02/01/2038	1,420	1,690
Energy Transfer Operating
6.250%, 04/15/2049	715	800
6.125%, 12/15/2045	1,758	1,924
5.950%, 10/01/2043	1,895	1,998
5.300%, 04/15/2047	845	835
5.150%, 02/01/2043	100	96
5.150%, 03/15/2045	200	193
4.900%, 03/15/2035	1,000	959
Eni
5.700%, 10/01/2040 (A)	940	1,035
4.250%, 05/09/2029 (A)	600	611
Enterprise Products Operating LLC
6.650%, 10/15/2034	1,630	2,114
6.125%, 10/15/2039	435	527
5.700%, 02/15/2042	540	626
5.100%, 02/15/2045	1,300	1,427
4.950%, 10/15/2054	675	727
4.900%, 05/15/2046	1,885	2,015
4.850%, 03/15/2044	575	610
4.800%, 02/01/2049	490	519
4.250%, 02/15/2048	365	358
EQM Midstream Partners
6.500%, 07/15/2048	500	516
Equinor
6.800%, 01/15/2028	120	151
3.950%, 05/15/2043	750	776
Equities
3.900%, 10/01/2027	540	515
Exxon Mobil
3.567%, 03/06/2045	1,245	1,259
Halliburton
5.000%, 11/15/2045	460	481
4.850%, 11/15/2035	460	492
Hess
5.600%, 02/15/2041	1,930	1,950
Kinder Morgan
5.550%, 06/01/2045	950	1,030
5.300%, 12/01/2034	3,131	3,408
5.200%, 03/01/2048	45	47
Kinder Morgan Energy Partners
6.375%, 03/01/2041	1,036	1,228
5.000%, 08/15/2042	700	708
Marathon Oil
6.600%, 10/01/2037	1,235	1,483
5.200%, 06/01/2045	505	547

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Marathon Petroleum
6.500%, 03/01/2041	$523	$635
Motiva Enterprises
6.850%, 01/15/2040 (A)	1,415	1,686
MPLX
5.500%, 02/15/2049	795	847
5.200%, 03/01/2047	170	173
4.500%, 04/15/2038	895	850
Noble Energy
5.250%, 11/15/2043	1,765	1,823
5.050%, 11/15/2044	1,475	1,496
Petro-Canada
6.800%, 05/15/2038	670	888
Petroleos Mexicanos
6.500%, 06/02/2041	1,145	1,035
6.375%, 01/23/2045	1,820	1,601
6.350%, 02/12/2048	1,970	1,720
Petroleos Mexicanos MTN
6.750%, 09/21/2047	2,755	2,490
Phillips 66
5.875%, 05/01/2042	1,160	1,388
4.875%, 11/15/2044	1,555	1,695
Phillips 66 Partners
4.900%, 10/01/2046	1,059	1,094
Plains All American Pipeline
4.900%, 02/15/2045	500	480
Rockies Express Pipeline LLC
6.875%, 04/15/2040 (A)	600	647
Sabal Trail Transmission LLC
4.832%, 05/01/2048 (A)	900	947
4.682%, 05/01/2038 (A)	570	598
Saudi Arabian Oil MTN
4.375%, 04/16/2049 (A)	315	312
Shell International Finance BV
6.375%, 12/15/2038	1,577	2,162
5.500%, 03/25/2040	390	485
4.550%, 08/12/2043	1,865	2,099
4.375%, 05/11/2045	800	882
3.750%, 09/12/2046	545	552
Southern Natural Gas
7.350%, 02/15/2031	1,223	1,528
Suncor Energy
6.850%, 06/01/2039	250	333
Sunoco Logistics Partners Operations
5.400%, 10/01/2047	3,010	3,018
5.350%, 05/15/2045	520	517
4.000%, 10/01/2027	280	279
TC PipeLines
4.375%, 03/13/2025	1,000	1,039
Tennessee Gas Pipeline
8.375%, 06/15/2032	1,780	2,358
7.000%, 10/15/2028	3,512	4,299

212	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Texas Eastern Transmission
7.000%, 07/15/2032	$1,695	$2,189
4.150%, 01/15/2048 (A)	840	853
TransCanada PipeLines
7.250%, 08/15/2038	1,175	1,546
5.100%, 03/15/2049	230	251
4.875%, 05/15/2048	1,645	1,727
4.750%, 05/15/2038	600	629
4.625%, 03/01/2034	900	947
Transcanada Trust
5.875%, VAR ICE LIBOR USD 3 Month+4.640%, 08/15/2076	1,494	1,528
Transcontinental Gas Pipe Line
5.400%, 08/15/2041	1,305	1,467
4.450%, 08/01/2042	830	840
Transcontinental Gas Pipe Line LLC
4.600%, 03/15/2048	861	878
Valero Energy
10.500%, 03/15/2039	1,397	2,253
Williams
7.500%, 01/15/2031	405	514
5.100%, 09/15/2045	200	205
4.850%, 03/01/2048	765	776
Williams Partners
6.300%, 04/15/2040	550	642

		112,721

Financials — 11.2%
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	2,412	3,245
American International Group
4.750%, 04/01/2048	1,170	1,224
4.500%, 07/16/2044	2,825	2,850
4.250%, 03/15/2029	435	453
3.875%, 01/15/2035	1,185	1,145
AXA Equitable Holdings
5.000%, 04/20/2048	1,117	1,125
Bank of America
6.110%, 01/29/2037	660	805
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	770	769
Bank of America MTN
5.875%, 02/07/2042	2,650	3,387
5.000%, 01/21/2044	1,890	2,193
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050	795	840
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/2029	460	487
4.078%, VAR ICE LIBOR USD 3 Month+1.320%, 04/23/2040	2,940	3,012
3.974%, VAR ICE LIBOR USD 3 Month+1.210%, 02/07/2030	440	456

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029	$160	$166
Bank of America NA
6.000%, 10/15/2036	3,505	4,442
Barclays
4.950%, 01/10/2047	898	895
Berkshire Hathaway
4.500%, 02/11/2043	908	1,011
Berkshire Hathaway Finance
4.400%, 05/15/2042	1,300	1,421
4.200%, 08/15/2048	2,950	3,149
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	1,769	2,195
BNP Paribas
4.400%, 08/14/2028 (A)	240	251
BPCE MTN
3.500%, 10/23/2027 (A)	510	502
Brighthouse Financial
4.700%, 06/22/2047	1,128	898
Capital One Financial
3.800%, 01/31/2028	620	619
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	2,026	2,154
Chubb INA Holdings
6.700%, 05/15/2036	627	871
4.350%, 11/03/2045	225	253
Cincinnati Financial
6.920%, 05/15/2028	1,984	2,502
Citigroup
8.125%, 07/15/2039	1,081	1,670
6.625%, 06/15/2032	1,255	1,567
4.750%, 05/18/2046	1,825	1,961
4.650%, 07/23/2048	735	813
4.400%, 06/10/2025	380	399
4.281%, VAR ICE LIBOR USD 3 Month+1.839%, 04/24/2048	914	961
4.125%, 07/25/2028	2,030	2,087
3.520%, VAR ICE LIBOR USD 3 Month+1.151%, 10/27/2028	1,500	1,500
Cooperatieve Rabobank UA
5.250%, 08/04/2045	160	183
Credit Suisse Group
4.282%, 01/09/2028 (A)	305	313
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	160	178
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	225	285
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (A)	1,625	1,788
FMR
5.150%, 02/01/2043 (A)	540	641

SEI Institutional Investments Trust / Annual Report / May 31, 2019	213

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
General Electric MTN
6.750%, 03/15/2032	$1,000	$1,201
Goldman Sachs Group
6.750%, 10/01/2037	1,570	1,974
6.250%, 02/01/2041	3,334	4,271
4.750%, 10/21/2045	275	300
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	2,275	2,350
4.017%, VAR ICE LIBOR USD 3 Month+1.373%, 10/31/2038	4,600	4,541
3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/2029	695	702
Goldman Sachs Group MTN
4.800%, 07/08/2044	845	926
Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	1,535	1,723
Hartford Financial Services Group
6.625%, 03/30/2040	480	618
HSBC Bank USA
7.000%, 01/15/2039	605	826
HSBC Bank USA MTN
5.625%, 08/15/2035	1,420	1,641
HSBC Holdings
6.800%, 06/01/2038	1,067	1,380
6.500%, 09/15/2037	2,400	3,008
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	145	148
3.973%, VAR ICE LIBOR USD 3 Month+1.610%, 05/22/2030	450	455
JPMorgan Chase
6.400%, 05/15/2038	996	1,325
5.600%, 07/15/2041	2,276	2,842
4.452%, VAR ICE LIBOR USD 3 Month+1.330%, 12/05/2029	730	790
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	1,530	1,564
3.964%, VAR ICE LIBOR USD 3 Month+1.380%, 11/15/2048	4,235	4,278
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	2,785	2,792
3.540%, VAR ICE LIBOR USD 3 Month+1.380%, 05/01/2028	1,330	1,348
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	1,895	2,087
Liberty Mutual Group
6.500%, 03/15/2035 (A)	265	319
6.500%, 05/01/2042 (A)	2,529	3,200
4.850%, 08/01/2044 (A)	125	134
Lloyds Banking Group
4.344%, 01/09/2048	791	737
3.574%, VAR ICE LIBOR USD 3 Month+1.205%, 11/07/2028	1,095	1,060

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Marsh & McLennan
4.750%, 03/15/2039	$909	$1,006
4.200%, 03/01/2048	800	812
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (A)	337	540
MetLife
6.400%, 12/15/2036	581	642
5.875%, 02/06/2041	280	358
4.875%, 11/13/2043	1,090	1,252
4.721%, 12/15/2044	255	286
4.050%, 03/01/2045	2,131	2,208
Mitsubishi UFJ Financial Group
4.153%, 03/07/2039	350	375
Moody’s
4.875%, 12/17/2048	1,055	1,191
Morgan Stanley
4.457%, VAR ICE LIBOR USD 3 Month+1.431%, 04/22/2039	451	481
4.375%, 01/22/2047	835	890
3.625%, 01/20/2027	370	377
Morgan Stanley MTN
6.375%, 07/24/2042	1,194	1,591
6.250%, 08/09/2026	1,490	1,748
4.431%, VAR ICE LIBOR USD 3 Month+1.628%, 01/23/2030	575	617
4.300%, 01/27/2045	2,105	2,214
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	545	545
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	1,830	1,869
Nationwide Building Society
4.302%, VAR ICE LIBOR USD 3 Month+1.452%, 03/08/2029 (A)	660	673
Nationwide Mutual Insurance
4.950%, 04/22/2044 (A)	125	134
New York Life Insurance
6.750%, 11/15/2039 (A)	1,040	1,460
5.875%, 05/15/2033 (A)	852	1,086
4.450%, 05/15/2069 (A)	1,150	1,202
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (A)	1,016	1,339
3.850%, 09/30/2047 (A)	281	280
Ontario Teachers’ Cadillac Fairview Properties Trust
4.125%, 02/01/2029 (A)	780	843
PNC Bank
4.050%, 07/26/2028	1,845	1,954
Prudential Financial MTN
5.700%, 12/14/2036	1,857	2,301
Raymond James Financial
4.950%, 07/15/2046	935	1,026

214	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Royal Bank of Scotland Group
5.076%, VAR ICE LIBOR USD 3 Month+1.905%, 01/27/2030	$1,703	$1,800
Santander UK Group Holdings
3.823%, VAR ICE LIBOR USD 3 Month+1.400%, 11/03/2028	835	816
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (A)	730	848
4.270%, 05/15/2047 (A)	1,010	1,085
Travelers
4.050%, 03/07/2048	290	308
4.000%, 05/30/2047	665	699
Wells Fargo
5.950%, 08/26/2036	1,000	1,244
5.606%, 01/15/2044	420	500
3.900%, 05/01/2045	1,500	1,524
3.000%, 04/22/2026	680	673
Wells Fargo MTN
4.900%, 11/17/2045	375	413
4.750%, 12/07/2046	265	288
4.650%, 11/04/2044	1,670	1,778
4.400%, 06/14/2046	1,455	1,501
4.150%, 01/24/2029	1,830	1,930
3.584%, VAR ICE LIBOR USD 3 Month+1.310%, 05/22/2028	1,747	1,774
Wells Fargo Bank
5.850%, 02/01/2037	3,790	4,720
XLIT
5.250%, 12/15/2043	587	702

		160,109

Health Care — 6.5%
Abbott Laboratories
4.900%, 11/30/2046	2,085	2,449
4.750%, 11/30/2036	700	795
AbbVie
4.875%, 11/14/2048	1,970	1,979
4.700%, 05/14/2045	1,485	1,449
4.500%, 05/14/2035	1,925	1,921
4.450%, 05/14/2046	800	753
4.400%, 11/06/2042	2,499	2,369
Allergan Funding SCS
4.850%, 06/15/2044	250	245
4.550%, 03/15/2035	1,895	1,838
Amgen
4.950%, 10/01/2041	825	884
4.563%, 06/15/2048	1,739	1,784
4.400%, 05/01/2045	3,392	3,391
Anthem
4.650%, 01/15/2043	140	146
4.650%, 08/15/2044	250	258

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.550%, 03/01/2048	$1,700	$1,738
4.375%, 12/01/2047	3,257	3,253
AstraZeneca
6.450%, 09/15/2037	2,371	3,065
4.375%, 08/17/2048	300	315
4.000%, 01/17/2029	300	317
Baylor Scott & White Holdings
4.185%, 11/15/2045	1,040	1,138
Boston Scientific
4.700%, 03/01/2049	590	645
4.550%, 03/01/2039	680	730
4.000%, 03/01/2029	250	263
Bristol-Myers Squibb
4.250%, 10/26/2049 (A)	3,005	3,173
Cardinal Health
4.500%, 11/15/2044	650	590
Celgene
5.000%, 08/15/2045	280	326
4.625%, 05/15/2044	1,505	1,646
4.550%, 02/20/2048	1,059	1,151
Cigna
4.900%, 12/15/2048 (A)	2,035	2,079
4.800%, 08/15/2038 (A)	740	752
4.375%, 10/15/2028 (A)	885	928
Cigna Holding
3.875%, 10/15/2047	500	436
Cleveland Clinic Foundation
4.858%, 01/01/2114	570	679
CVS Health
5.125%, 07/20/2045	1,425	1,452
5.050%, 03/25/2048	7,620	7,750
4.780%, 03/25/2038	2,195	2,195
EMD Finance LLC
3.250%, 03/19/2025 (A)	1,540	1,548
Express Scripts Holding
4.800%, 07/15/2046	2,539	2,537
Gilead Sciences
4.800%, 04/01/2044	858	927
4.750%, 03/01/2046	5	6
4.600%, 09/01/2035	1,330	1,439
4.500%, 02/01/2045	1,690	1,755
4.150%, 03/01/2047	1,000	991
GlaxoSmithKline Capital
6.375%, 05/15/2038	590	791
Hartford HealthCare
5.746%, 04/01/2044	1,200	1,451
Humana
4.950%, 10/01/2044	945	985
Johnson & Johnson
3.400%, 01/15/2038	2,800	2,811
Medtronic
4.625%, 03/15/2045	721	832

SEI Institutional Investments Trust / Annual Report / May 31, 2019	215

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.375%, 03/15/2035	$1,532	$1,703
Merck
4.150%, 05/18/2043	710	771
Mylan
5.250%, 06/15/2046	315	286
New York and Presbyterian Hospital
4.763%, 08/01/2116	859	968
NYU Langone Hospitals
4.428%, 07/01/2042	2,030	2,263
Pfizer
4.000%, 12/15/2036	1,020	1,079
4.000%, 03/15/2049	950	1,004
Stryker
4.625%, 03/15/2046	485	535
4.100%, 04/01/2043	1,165	1,188
Teva Pharmaceutical Finance Netherlands III
4.100%, 10/01/2046	2,840	1,842
Thermo Fisher Scientific
4.100%, 08/15/2047	630	649
UnitedHealth Group
6.875%, 02/15/2038	885	1,235
6.625%, 11/15/2037	555	754
4.625%, 07/15/2035	855	955
4.250%, 04/15/2047	1,075	1,134
4.200%, 01/15/2047	925	969
Wyeth
6.000%, 02/15/2036	2,255	2,912
5.950%, 04/01/2037	936	1,206
Zoetis
4.450%, 08/20/2048	405	433

		92,841

Industrials — 5.7%
3M MTN
3.625%, 10/15/2047	255	251
AerCap Ireland Capital DAC
3.875%, 01/23/2028	695	672
Air Lease
4.625%, 10/01/2028	525	541
Amcor Finance USA
4.500%, 05/15/2028 (A)	490	516
American Airlines, Pass-Through Trust, Ser 2011-1, Cl A
5.250%, 01/31/2021	2	2
BAE Systems Holdings
4.750%, 10/07/2044 (A)	828	897
BAE Systems PLC
5.800%, 10/11/2041 (A)	290	353
Burlington Northern Santa Fe LLC
6.200%, 08/15/2036	1,650	2,138
6.150%, 05/01/2037	810	1,060
5.750%, 05/01/2040	395	494

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.900%, 04/01/2044	$280	$325
4.400%, 03/15/2042	2,340	2,537
4.125%, 06/15/2047	800	846
4.050%, 06/15/2048	320	336
Canadian National Railway
6.200%, 06/01/2036	511	682
3.650%, 02/03/2048	1,260	1,279
Canadian Pacific Railway
6.125%, 09/15/2115	3,017	3,967
Continental Airlines, Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	3,938	4,147
Crane
4.200%, 03/15/2048	450	439
CSX
4.750%, 05/30/2042	1,670	1,833
FedEx
5.100%, 01/15/2044	275	291
4.950%, 10/17/2048	410	426
4.550%, 04/01/2046	1,873	1,852
4.400%, 01/15/2047	405	390
4.100%, 02/01/2045	275	253
4.050%, 02/15/2048	210	192
3.900%, 02/01/2035	700	681
GE Capital International Funding Unlimited
4.418%, 11/15/2035	9,526	9,036
General Electric MTN
5.875%, 01/14/2038	6,619	7,262
2.998%, VAR ICE LIBOR USD 3 Month+0.480%, 08/15/2036	1,250	938
Ingersoll-Rand Global Holding
4.300%, 02/21/2048	380	385
Johnson Controls International
4.950%, 07/02/2064	225	218
L3 Technologies
4.400%, 06/15/2028	660	710
Lockheed Martin
4.700%, 05/15/2046	2,585	2,976
4.070%, 12/15/2042	1,358	1,428
3.600%, 03/01/2035	1,085	1,100
Norfolk Southern
5.100%, 08/01/2118	2,285	2,432
4.800%, 08/15/2043	528	577
4.450%, 06/15/2045	632	679
4.050%, 08/15/2052	664	663
3.942%, 11/01/2047	906	898
Northrop Grumman
4.750%, 06/01/2043	1,275	1,425
4.030%, 10/15/2047	995	1,006
3.850%, 04/15/2045	1,100	1,084

216	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Northwest Airlines, Pass-Through Trust, Ser 2001-1, Cl A1
7.041%, 04/01/2022	$186	$196
Parker-Hannifin MTN
4.450%, 11/21/2044	405	434
Rockwell Collins
4.350%, 04/15/2047	900	931
TTX
4.600%, 02/01/2049 (A)	844	957
Union Pacific
4.500%, 09/10/2048	2,930	3,179
4.375%, 09/10/2038	605	645
3.799%, 10/01/2051	555	527
United Airlines, Pass-Through Trust, Ser 2019-1, Cl AA
4.150%, 08/25/2031	575	608
United Parcel Service
3.750%, 11/15/2047	980	950
United Technologies
5.700%, 04/15/2040	1,995	2,420
4.625%, 11/16/2048	715	778
4.500%, 06/01/2042	3,190	3,380
4.450%, 11/16/2038	470	506
4.125%, 11/16/2028	745	791
3.750%, 11/01/2046	1,615	1,550
US Airways, Pass-Through Trust, Ser 2010-1, Cl A
6.250%, 04/22/2023	967	1,043
Waste Management
4.150%, 07/15/2049	1,015	1,069
3.900%, 03/01/2035	500	516
WW Grainger
4.600%, 06/15/2045	340	372
4.200%, 05/15/2047	797	826

		81,895

Information Technology — 3.8%
Activision Blizzard
4.500%, 06/15/2047	395	402
Apple
4.650%, 02/23/2046	2,089	2,370
4.500%, 02/23/2036	785	881
4.450%, 05/06/2044	950	1,039
4.375%, 05/13/2045	2,950	3,231
3.850%, 05/04/2043	150	152
3.850%, 08/04/2046	750	756
3.750%, 09/12/2047	750	743
3.750%, 11/13/2047	1,455	1,449
Applied Materials
4.350%, 04/01/2047	966	1,033
Broadcom
3.500%, 01/15/2028	325	297

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cisco Systems
5.900%, 02/15/2039	$1,020	$1,355
Corning
5.850%, 11/15/2068	1,953	2,223
Dell International LLC
8.350%, 07/15/2046 (A)	335	409
Fidelity National Information Services
4.750%, 05/15/2048	720	773
Hewlett Packard Enterprise
6.350%, 10/15/2045	598	641
Intel
3.734%, 12/08/2047	2,677	2,670
Juniper Networks
5.950%, 03/15/2041	1,526	1,625
KLA-Tencor
5.000%, 03/15/2049	527	562
Mastercard
3.650%, 06/01/2049	540	549
Microsoft
4.875%, 12/15/2043	2,572	3,114
4.250%, 02/06/2047	1,954	2,219
4.100%, 02/06/2037	2,350	2,596
4.000%, 02/12/2055	3,146	3,401
3.950%, 08/08/2056	1,050	1,122
3.700%, 08/08/2046	3,025	3,147
3.450%, 08/08/2036	530	543
NXP BV
5.550%, 12/01/2028 (A)	355	389
Oracle
4.375%, 05/15/2055	1,260	1,340
4.300%, 07/08/2034	265	287
4.125%, 05/15/2045	1,700	1,741
4.000%, 07/15/2046	1,685	1,693
4.000%, 11/15/2047	1,143	1,159
3.800%, 11/15/2037	3,350	3,366
QUALCOMM
4.800%, 05/20/2045	1,416	1,529
Visa
4.300%, 12/14/2045	1,345	1,525
4.150%, 12/14/2035	1,210	1,324

		53,655

Materials — 1.1%
BHP Billiton Finance USA
5.000%, 09/30/2043	1,270	1,508
Dow Chemical
4.625%, 10/01/2044	580	580
4.375%, 11/15/2042	1,190	1,136
DowDuPont
5.419%, 11/15/2048	1,450	1,643
5.319%, 11/15/2038	1,175	1,335

SEI Institutional Investments Trust / Annual Report / May 31, 2019	217

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Glencore Finance Canada
6.000%, 11/15/2041 (A)	$1,526	$1,573
International Flavors & Fragrances
5.000%, 09/26/2048	735	785
International Paper
5.150%, 05/15/2046	695	723
4.350%, 08/15/2048	600	555
LyondellBasell Industries
4.625%, 02/26/2055	645	603
Newmont Goldcorp
6.250%, 10/01/2039	1,105	1,340
5.875%, 04/01/2035	190	221
Rohm & Haas
7.850%, 07/15/2029	1,095	1,421
Southern Copper
5.875%, 04/23/2045	280	310
Vulcan Materials
4.500%, 06/15/2047	280	265
WRKCo
4.900%, 03/15/2029	420	455
4.200%, 06/01/2032	675	684
		15,137

Real Estate — 1.2%
American Campus Communities Operating Partnership
3.625%, 11/15/2027	335	335
Crown Castle International
4.750%, 05/15/2047	500	515
GLP Capital
5.300%, 01/15/2029	965	1,027
HCP
6.750%, 02/01/2041	970	1,270
Healthcare Realty Trust
3.625%, 01/15/2028	700	693
Hospitality Properties Trust
4.375%, 02/15/2030	1,523	1,472
Hudson Pacific Properties
4.650%, 04/01/2029	745	785
Life Storage
4.000%, 06/15/2029	425	427
National Retail Properties
4.800%, 10/15/2048	805	891
Realty Income
4.650%, 03/15/2047	410	465
Regency Centers
4.650%, 03/15/2049	805	875
4.400%, 02/01/2047	395	414
Simon Property Group
6.750%, 02/01/2040	634	872
Ventas Realty
5.700%, 09/30/2043	2,780	3,259

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Welltower
5.125%, 03/15/2043	$3,456	$3,775
4.950%, 09/01/2048	722	795
		17,870

Utilities — 8.9%
AEP Texas
3.850%, 10/01/2025 (A)	890	919
Alabama Power
4.300%, 07/15/2048	745	813
4.150%, 08/15/2044	1,045	1,107
3.700%, 12/01/2047	1,546	1,532
American Water Capital
4.150%, 06/01/2049	2,250	2,314
3.750%, 09/01/2047	200	194
Appalachian Power
4.500%, 03/01/2049	620	681
4.450%, 06/01/2045	650	700
Baltimore Gas & Electric
5.200%, 06/15/2033	2,868	3,304
Berkshire Hathaway Energy
6.125%, 04/01/2036	5,931	7,670
Black Hills
4.350%, 05/01/2033	510	545
4.200%, 09/15/2046	500	499
Brooklyn Union Gas
4.273%, 03/15/2048 (A)	850	902
Bruce Mansfield Unit
6.850%, 06/01/2034 (C)	962	914
CenterPoint Energy Resources
6.250%, 02/01/2037	791	973
Cleco Power
6.000%, 12/01/2040	750	909
Commonwealth Edison
4.350%, 11/15/2045	1,530	1,673
4.000%, 03/01/2048	2,000	2,095
3.700%, 08/15/2028	1,285	1,360
Connecticut Light & Power
4.000%, 04/01/2048	620	661
Consolidated Edison of New York
6.750%, 04/01/2038	695	968
6.300%, 08/15/2037	865	1,145
4.500%, 05/15/2058	750	811
4.450%, 03/15/2044	945	1,017
4.125%, 05/15/2049	500	519
Dominion Energy
5.250%, 08/01/2033	2,830	3,269
4.900%, 08/01/2041	2,285	2,498
DTE Electric
4.050%, 05/15/2048	585	626
Duke Energy Carolinas LLC
6.100%, 06/01/2037	1,690	2,230

218	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.000%, 01/15/2038	$614	$817
5.300%, 02/15/2040	2,230	2,718
4.250%, 12/15/2041	1,500	1,604
3.750%, 06/01/2045	175	176
Duke Energy Florida LLC
6.400%, 06/15/2038	300	415
6.350%, 09/15/2037	565	755
Duke Energy Indiana LLC
6.350%, 08/15/2038	460	623
4.900%, 07/15/2043	930	1,080
3.750%, 05/15/2046	845	841
Duke Energy Progress LLC
4.375%, 03/30/2044	2,560	2,787
Duquesne Light Holdings
5.900%, 12/01/2021 (A)	750	799
Electricite de France
6.000%, 01/22/2114 (A)	1,231	1,344
5.000%, 09/21/2048 (A)	930	999
4.950%, 10/13/2045 (A)	765	816
4.750%, 10/13/2035 (A)	250	265
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	2,007	2,327
Enel Finance International
4.750%, 05/25/2047 (A)	575	561
Entergy Louisiana LLC
4.200%, 04/01/2050	975	1,034
Exelon
4.950%, 06/15/2035	1,380	1,531
Exelon Generation LLC
5.600%, 06/15/2042	1,365	1,478
FirstEnergy
4.850%, 07/15/2047	370	404
FirstEnergy Transmission LLC
5.450%, 07/15/2044 (A)	1,390	1,623
Florida Power & Light
5.960%, 04/01/2039	1,725	2,295
5.690%, 03/01/2040	1,401	1,807
5.400%, 09/01/2035	2,315	2,785
3.990%, 03/01/2049	610	650
Georgia Power
4.300%, 03/15/2042	755	781
Indianapolis Power & Light
6.050%, 10/01/2036 (A)	1,166	1,450
4.700%, 09/01/2045 (A)	1,105	1,227
Jersey Central Power & Light
6.400%, 05/15/2036	1,425	1,762
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,600	2,924
KeySpan Gas East
5.819%, 04/01/2041 (A)	1,185	1,470
MidAmerican Energy
4.800%, 09/15/2043	725	846

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.400%, 10/15/2044	$1,450	$1,618
4.250%, 05/01/2046	565	613
MidAmerican Energy MTN
5.800%, 10/15/2036	440	560
Narragansett Electric
4.170%, 12/10/2042 (A)	1,320	1,338
NiSource
5.950%, 06/15/2041	545	657
Northern States Power
5.350%, 11/01/2039	2,095	2,573
3.600%, 09/15/2047	400	403
3.400%, 08/15/2042	610	590
NSTAR Electric
4.400%, 03/01/2044	890	983
Oglethorpe Power
5.250%, 09/01/2050	1,236	1,481
5.050%, 10/01/2048	1,155	1,316
Oncor Electric Delivery LLC
5.300%, 06/01/2042	2,245	2,789
5.250%, 09/30/2040	1,200	1,476
PacifiCorp
6.000%, 01/15/2039	675	888
PECO Energy
3.900%, 03/01/2048	640	653
Piedmont Natural Gas
4.650%, 08/01/2043	330	365
PPL Electric Utilities
4.150%, 06/15/2048	530	581
Public Service Electric & Gas MTN
4.050%, 05/01/2048	480	513
Public Service of Colorado
6.500%, 08/01/2038	725	1,006
6.250%, 09/01/2037	930	1,237
4.050%, 09/15/2049	1,055	1,129
Puget Sound Energy
4.223%, 06/15/2048	880	958
Sempra Energy
6.000%, 10/15/2039	865	1,041
3.800%, 02/01/2038	785	740
Southern California Edison
6.050%, 03/15/2039	665	795
4.875%, 03/01/2049	410	447
4.650%, 10/01/2043	1,419	1,464
4.500%, 09/01/2040	1,415	1,445
3.900%, 03/15/2043	350	332
Southern California Gas
3.750%, 09/15/2042	785	769
Southern Gas Capital
5.875%, 03/15/2041	1,568	1,898
4.400%, 06/01/2043	395	412
Southwestern Electric Power
6.200%, 03/15/2040	2,000	2,539

SEI Institutional Investments Trust / Annual Report / May 31, 2019	219

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southwestern Public Service
4.400%, 11/15/2048	$795	$880
Tampa Electric
4.300%, 06/15/2048	1,260	1,316
Union Electric
8.450%, 03/15/2039	1,325	2,085
Virginia Electric & Power
4.450%, 02/15/2044	750	826
4.000%, 01/15/2043	450	460
		127,018

Total Corporate Obligations (Cost $852,032) ($ Thousands)		912,184

U.S. TREASURY OBLIGATIONS — 26.4%
U.S. Treasury Bills
2.481%, 06/20/2019 (B)(D)	2,238	2,235
2.386%, 06/04/2019 (B)	19,396	19,395
2.323%, 07/23/2019 (B)	13,397	13,354
U.S. Treasury Bonds
4.500%, 05/15/2038	29,549	39,225
4.250%, 05/15/2039	405	524
3.750%, 08/15/2041	1,915	2,325
3.750%, 11/15/2043	6,180	7,531
3.625%, 08/15/2043	9,897	11,824
3.625%, 02/15/2044	8,836	10,569
3.125%, 11/15/2041	6,650	7,359
3.125%, 02/15/2043	3,060	3,377
3.125%, 08/15/2044	1,215	1,342
3.041%, 08/15/2043 (B)	9,912	5,283
3.000%, 05/15/2045	5,845	6,329
3.000%, 05/15/2047	13,975	15,150
3.000%, 02/15/2048	50,525	54,731
3.000%, 08/15/2048	10,005	10,850
3.000%, 02/15/2049	22,810	24,781
2.875%, 11/15/2046	11,790	12,489
2.875%, 05/15/2049	25,865	27,434
2.750%, 11/15/2047	10,780	11,131
2.500%, 02/15/2045	8,601	8,482
2.500%, 05/15/2046 (D)	47,440	46,688
2.375%, 05/15/2029	3,775	3,853
2.250%, 08/15/2046	31,885	29,809

Total U.S. Treasury Obligations (Cost $343,568) ($ Thousands)		376,070

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 4.3%

California — 2.1%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	$600	$888
California State, Build America Project, GO
7.625%, 03/01/2040	790	1,238
7.550%, 04/01/2039	295	462
7.500%, 04/01/2034	3,965	5,912
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	590	928
Los Angeles, Department of Water & Power, Build America Project, RB
6.008%, 07/01/2039	3,000	3,915
Los Angeles, Unified School District, Build America Project, GO
5.750%, 07/01/2034	1,875	2,393
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	1,360	1,861
Regents of the University of California, Medical Center Pooled Revenue, Build America Project, Ser H, RB
6.548%, 05/15/2048	1,430	2,051
San Francisco, Public Utilities Commission Water Revenue, Build America Project, Ser DE, RB
6.000%, 11/01/2040	3,805	5,040
State of California, Build America Project, GO
7.350%, 11/01/2039	1,925	2,894
University of California, Ser AD, RB
4.858%, 05/15/2112	1,175	1,417
University of California, Ser AP, RB
3.931%, 05/15/2045	475	512

		29,511

District of Columbia — 0.1%
District of Columbia, Water & Sewer Authority, RB
4.814%, 10/01/2114	1,505	1,907

Florida — 0.3%
City of Gainesville, Build America Project, RB
6.024%, 10/01/2040	3,650	4,981

Georgia — 0.2%
Georgia State, Municipal Electric Authority, Build America Project, RB
6.637%, 04/01/2057	1,925	2,308

220	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Illinois — 0.3%
Illinois State, Finance Authority, RB
Callable 06/01/2022 @ 100
4.000%, 06/01/2047	$1,260	$1,294
Illinois State, GO
5.100%, 06/01/2033	780	805
Metropolitan Water Reclamation District of Greater Chicago, GO
5.720%, 12/01/2038	1,780	2,308

		4,407

Michigan — 0.2%
Michigan State University, Build America Project, RB
Callable 02/15/2030 @ 100
6.173%, 02/15/2050	2,000	2,451

Missouri — 0.0%
Missouri State, Joint Municipal Electric Utility Commission, Build America Project, Ser A, RB
6.890%, 01/01/2042	600	795

New Jersey — 0.0%
New Jersey State, Turnpike Authority, Build America Project, RB
7.414%, 01/01/2040	60	92

New York — 0.7%
Metropolitan Transportation Authority, Build America Project, RB
6.548%, 11/15/2031	500	645
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	950	1,122
New York City, Municipal Water Finance Authority, Build America Project, RB
5.440%, 06/15/2043	910	1,209
New York City, Municipal Water Finance Authority, RB
Callable 12/15/2020 @ 100
5.375%, 06/15/2043	600	635
New York City, Transitional Finance Authority, Build America Project, RB
5.572%, 11/01/2038	645	807
New York State, Dormitory Authority, Build America Project, RB
5.500%, 03/15/2030	2,645	3,123
5.289%, 03/15/2033	1,550	1,846

		9,387

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Ohio — 0.1%
Ohio State University, Build America Project, RB
4.910%, 06/01/2040	$535	$667
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	115	139

		806

Texas — 0.3%
Dallas, Convention Center Hotel Development, Build America Project, RB
7.088%, 01/01/2042	600	826
Grand Parkway Transportation, Sub-Ser E, RB
5.184%, 10/01/2042	930	1,162
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	490	762
Texas State, Build America Project, Transportation Commission Highway Fund, Ser B, RB
5.178%, 04/01/2030	815	973
University of Texas, Permanent University Fund, Build America Project, RB
5.262%, 07/01/2039	575	742
University of Texas, Permanent University Fund, Ser S, RB
Callable 01/01/2047 @ 100
3.376%, 07/01/2047	560	570

		5,035

Total Municipal Bonds (Cost $52,325) ($ Thousands)		61,680

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.9%
FNMA MTN, PO
0.000%, 05/15/2030 (B)	8,380	6,288
Residual Funding Corp
3.977%, 04/15/2030 (B)	17,770	13,384
Tennessee Valley Authority, PO
5.250%, 09/15/2039	4,490	5,953
0.000%, 01/15/2038 (B)	3,700	2,037

Total U.S. Government Agency Obligations (Cost $24,370) ($ Thousands)		27,662

SEI Institutional Investments Trust / Annual Report / May 31, 2019	221

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 1.2%

Agency Mortgage-Backed Obligations — 1.2%
FHLMC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	$119	$132
FHLMC CMO, Ser 2010-3756, Cl PZ
4.000%, 11/15/2040	7,021	7,524
FHLMC CMO, Ser 2748, Cl ZT
5.500%, 02/15/2024	665	682
FNMA CMO, Ser 2004-12, Cl ZX
6.000%, 03/25/2034	1,196	1,405
FNMA CMO, Ser 2004-80, Cl XZ
5.000%, 11/25/2034	641	709
FNMA CMO, Ser 2007-68, Cl SC, IO
4.270%, VAR LIBOR USD 1 Month+6.700%, 07/25/2037	23	3
GNMA ARM
3.625%, VAR US Treas Yield
Curve Rate T Note Const Mat 1 Yr+1.500%, 06/20/2032	43	44
GNMA CMO, Ser 2009-8, Cl PS, IO
3.862%, VAR LIBOR USD 1 Month+6.300%, 08/16/2038	64	6
GNMA CMO, Ser 2010-4, Cl NS, IO
3.952%, VAR LIBOR USD 1 Month+6.390%, 01/16/2040	88	16
GNMA CMO, Ser 2011-70, Cl BO, PO
0.000%, 05/20/2041 (B)	6,609	5,672

		16,193

Non-Agency Mortgage-Backed Obligations — 0.0%
DSLA Mortgage Loan Trust, Ser 2005-AR2, Cl 2A1A
2.651%, VAR ICE LIBOR USD 1 Month+0.210%, 03/19/2045	71	71
Harborview Mortgage Loan Trust, Ser 2004- 8, Cl 2A4A
3.241%, VAR ICE LIBOR USD 1 Month+0.800%, 11/19/2034	124	124
Indymac Index Mortgage Loan Trust, Ser 2004-AR12, Cl A1
3.210%, VAR ICE LIBOR USD 1 Month+0.780%, 12/25/2034	78	68
Indymac Index Mortgage Loan Trust, Ser 2004-AR5, Cl 2A1B
3.230%, VAR ICE LIBOR USD 1 Month+0.800%, 08/25/2034	34	32
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
3.290%, VAR ICE LIBOR USD 1 Month+0.860%, 09/25/2034	16	15
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	14	15

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Residential Asset Mortgage Products, Ser 2004-SL3, Cl A2
6.500%, 12/25/2031	$2	$2
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
4.535%, 12/25/2034 (E)	25	25
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR2, Cl 2A21
2.760%, VAR ICE LIBOR USD 1 Month+0.330%, 01/25/2045	84	85
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 1A3
4.931%, 04/25/2036 (E)	22	22

		459

Total Mortgage-Backed Securities (Cost $10,924) ($ Thousands)		16,652

SOVEREIGN DEBT — 0.6%

Colombia Government International Bond
5.625%, 02/26/2044	715	799
5.200%, 05/15/2049	980	1,046
Israel Government AID Bond
5.500%, 09/18/2033	1,400	1,863
Mexico Government International Bond
6.050%, 01/11/2040	156	178
5.750%, 10/12/2110	344	354
4.600%, 01/23/2046	1,525	1,482
4.600%, 02/10/2048	55	54
United Mexican States
5.550%, 01/21/2045	760	840
4.350%, 01/15/2047	760	712
Uruguay Government International Bond
5.100%, 06/18/2050	380	408

Total Sovereign Debt (Cost $7,220) ($ Thousands)		7,736

GLOBAL BOND — 0.0%
Nacional del Cobre de Chile
4.375%, 02/05/2049 (A)	220	226

Total Global Bond (Cost $210) ($ Thousands)		226

222	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 0.0%

Other Asset-Backed Securities — 0.0%

Citicorp Residential Mortgage Securities, Ser 2007-1, Cl A5
5.297%, 03/25/2037	$180	$191
Conseco Finance, Ser 1998-2, Cl A5
6.240%, 12/01/2028	8	8

Total Asset-Backed Securities (Cost $148) ($ Thousands)		199

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	16,325,639	$16,326
Total Cash Equivalent (Cost $16,326) ($ Thousands)		16,326

Total Investments in Securities — 99.4% (Cost $1,307,123) ($ Thousands)		$1,418,735

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Note	(56)	Sep-2019	$(7,080)	$(7,098)	$(18)
U.S. 2-Year Treasury Note	890	Oct-2019	190,303	191,058	755
U.S. 5-Year Treasury Note	(618)	Oct-2019	(71,953)	(72,533)	(580)
U.S. Long Treasury Bond	(361)	Sep-2019	(53,900)	(55,492)	(1,592)
U.S. Ultra Long Treasury Bond	450	Sep-2019	75,911	79,102	3,191
Ultra 10-Year U.S. Treasury Note	339	Sep-2019	45,741	46,289	548

			$179,022	$181,326	$2,304

Percentages are based on Net Assets of $1,427,817 ($ Thousands).
**	Rate shown is the 7-day effective yield as of May 31, 2019.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2019, the value of these securities amounted to $97,024 ($ Thousands), representing 6.8% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(C)	Security is in default on interest payment.
(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

ARM — Adjustable Rate Mortgage

Cl — Class

CMO — Collateralized Mortgage Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

PLC — Public Limited Company

PO — Principal Only

RB — Revenue Bond

Ser — Series

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$912,184	$–	$912,184
U.S. Treasury Obligations	–	376,070	–	376,070
Municipal Bonds	–	61,680	–	61,680
U.S. Government Agency Obligations	–	27,662	–	27,662
Mortgage-Backed Securities	–	16,652	–	16,652
Sovereign Debt	–	7,736	–	7,736
Global Bond	–	226	–	226
Asset-Backed Securities	–	199	–	199
Cash Equivalent	16,326	–	–	16,326

Total Investments in Securities	$16,326	$1,402,409	$–	$1,418,735

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$4,494	$–	$–	$4,494
Unrealized Depreciation	(2,190)	–	–	(2,190)

Total Other Financial Instruments	$2,304	$–	$–	$2,304

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	223

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Fund (Concluded)

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$26,628	$906,049	$(916,351)	$—	$—	$16,326	16,325,639	$416	$—

The accompanying notes are an integral part of the financial statements.

224	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Credit Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 86.2%

Communication Services — 6.1%
Alltel
7.875%, 07/01/2032	$1,315	$1,779
America Movil
6.125%, 03/30/2040	6,750	8,553
4.375%, 04/22/2049	4,720	4,842
AT&T
8.000%, 11/15/2031	1,391	1,934
6.350%, 03/15/2040	3,070	3,663
5.450%, 03/01/2047	245	269
5.250%, 03/01/2037	875	939
4.800%, 06/15/2044	979	979
4.750%, 05/15/2046	1,025	1,020
4.500%, 05/15/2035	3,024	3,047
4.500%, 03/09/2048	2,935	2,821
4.350%, 06/15/2045	3,379	3,213
Baidu
4.875%, 11/14/2028	1,010	1,066
CBS
5.900%, 10/15/2040	40	45
Charter Communications Operating LLC
6.834%, 10/23/2055	580	668
6.484%, 10/23/2045	1,330	1,499
6.384%, 10/23/2035	790	885
Comcast
6.550%, 07/01/2039	290	383
6.500%, 11/15/2035	2,096	2,722
6.400%, 05/15/2038	2,837	3,744
6.400%, 03/01/2040	735	960
5.650%, 06/15/2035	4,600	5,560
4.950%, 10/15/2058	29,897	34,301
4.750%, 03/01/2044	2,900	3,200
4.700%, 10/15/2048	8,305	9,232
4.650%, 07/15/2042	2,950	3,199

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.600%, 10/15/2038	$8,155	$8,909
4.600%, 08/15/2045	6,340	6,844
4.500%, 01/15/2043	6,380	6,883
4.400%, 08/15/2035	1,320	1,426
4.250%, 01/15/2033	5,330	5,749
4.200%, 08/15/2034	18,390	19,631
4.049%, 11/01/2052	16,243	16,201
4.000%, 03/01/2048	1,180	1,179
3.999%, 11/01/2049	2,259	2,242
3.969%, 11/01/2047	3,765	3,724
3.900%, 03/01/2038	4,010	4,086
3.400%, 07/15/2046	13,329	12,128
3.200%, 07/15/2036	1,000	933
Cox Communications
4.700%, 12/15/2042 (A)	880	839
Deutsche Telekom International Finance
9.250%, 06/01/2032	2,192	3,303
Discovery Communications LLC
6.350%, 06/01/2040	2	2
Fox
5.576%, 01/25/2049 (A)	775	902
5.476%, 01/25/2039 (A)	1,607	1,829
NBCUniversal Media LLC
6.400%, 04/30/2040	1,785	2,319
5.950%, 04/01/2041	3,575	4,451
4.450%, 01/15/2043	2,575	2,706
Sprint Spectrum LLC
5.152%, 03/20/2028 (A)	2,100	2,150
Tencent Holdings MTN
3.925%, 01/19/2038 (A)	1,325	1,294
3.595%, 01/19/2028 (A)	1,455	1,438
Time Warner
4.650%, 06/01/2044	1,100	1,084
TWDC Enterprises 18
4.125%, 12/01/2041	2,150	2,298
TWDC Enterprises 18 MTN
4.125%, 06/01/2044	1,104	1,204
Verizon Communications
6.400%, 09/15/2033	1,335	1,690
5.250%, 03/16/2037	1,230	1,412
5.012%, 04/15/2049	765	864
5.012%, 08/21/2054	1,680	1,884
4.862%, 08/21/2046	1,185	1,300
4.672%, 03/15/2055	640	681
4.522%, 09/15/2048	4,455	4,686
Viacom
5.850%, 09/01/2043	2,680	3,005
5.250%, 04/01/2044	190	194
4.850%, 12/15/2034	300	296
4.375%, 03/15/2043	1,620	1,506
Vodafone Group
5.250%, 05/30/2048	1,625	1,686

SEI Institutional Investments Trust / Annual Report / May 31, 2019	225

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Walt Disney
6.750%, 01/09/2038 (A)	$525	$741
6.400%, 12/15/2035 (A)	4,315	5,809
4.750%, 09/15/2044 (A)	475	558
		242,589

Consumer Discretionary — 3.0%
Alibaba Group Holding
4.400%, 12/06/2057	1,750	1,796
4.000%, 12/06/2037	1,130	1,115
Alibaba Group Holding Ltd
4.200%, 12/06/2047	5,570	5,568
Alimentation Couche-Tard
4.500%, 07/26/2047 (A)	900	892
Amazon.com
4.250%, 08/22/2057	1,240	1,358
4.050%, 08/22/2047	15,459	16,778
3.875%, 08/22/2037	8,187	8,733
Cox Communications
4.800%, 02/01/2035 (A)	1,400	1,399
Daimler Finance North America LLC
3.750%, 02/22/2028 (A)	6,015	6,180
Ford Motor Credit LLC
5.113%, 05/03/2029	4,820	4,732
General Motors
5.150%, 04/01/2038	285	262
Grupo Televisa
6.625%, 01/15/2040	20	24
Home Depot
5.950%, 04/01/2041	1,980	2,592
5.875%, 12/16/2036	2,383	3,077
4.875%, 02/15/2044	105	122
4.500%, 12/06/2048	7,510	8,412
4.400%, 03/15/2045	4,515	4,970
4.250%, 04/01/2046	10,431	11,190
4.200%, 04/01/2043	3,690	3,917
3.900%, 06/15/2047	12,135	12,524
Kohl’s
5.550%, 07/17/2045	1,309	1,294
Lowe’s
4.050%, 05/03/2047	2,581	2,437
3.700%, 04/15/2046	1,285	1,158
McDonald’s MTN
4.450%, 09/01/2048	825	865
NIKE
3.625%, 05/01/2043	1,545	1,575
QVC
5.950%, 03/15/2043	2,590	2,519
5.450%, 08/15/2034	495	488
Starbucks
4.450%, 08/15/2049	1,115	1,145

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Target
7.000%, 01/15/2038	$440	$632
6.500%, 10/15/2037	2,601	3,573
4.000%, 07/01/2042	3,351	3,484
Time Warner Cable LLC
5.875%, 11/15/2040	385	398
5.500%, 09/01/2041	500	500
4.500%, 09/15/2042	1,000	885
Time Warner Entertainment
8.375%, 07/15/2033	1,620	2,136
		118,730

Consumer Staples — 8.3%
Advocate Health & Hospitals
4.272%, 08/15/2048	2,717	3,036
Aetna
4.125%, 11/15/2042	3,350	3,042
3.875%, 08/15/2047	1,000	860
Allina Health System
3.887%, 04/15/2049	2,554	2,655
Altria Group
10.200%, 02/06/2039	2,501	3,807
9.950%, 11/10/2038	1,665	2,492
5.950%, 02/14/2049	1,775	1,939
5.800%, 02/14/2039	2,225	2,410
4.250%, 08/09/2042	420	374
3.875%, 09/16/2046	1,300	1,096
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039	4,750	6,898
8.000%, 11/15/2039	3,076	4,410
4.375%, 04/15/2038	4,365	4,328
3.750%, 07/15/2042	670	596
Anheuser-Busch LLC
4.900%, 02/01/2046	13,553	14,023
4.700%, 02/01/2036	3,985	4,111
Archer-Daniels-Midland
4.500%, 03/15/2049	2,606	2,951
Baptist Health South Florida
4.342%, 11/15/2041	610	660
BAT Capital
4.540%, 08/15/2047	2,505	2,250
4.390%, 08/15/2037	8,645	7,875
Bayer US Finance II LLC
4.875%, 06/25/2048 (A)	1,650	1,595
4.700%, 07/15/2064 (A)	3,530	3,073
4.625%, 06/25/2038 (A)	1,910	1,834
4.400%, 07/15/2044 (A)	1,275	1,116
3.950%, 04/15/2045 (A)	1,275	1,068
Baylor Scott & White Holdings
2.650%, 11/15/2026	1,235	1,207
Boston University
4.061%, 10/01/2048	1,800	2,017

226	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bowdoin College
4.693%, 07/01/2112	$1,531	$1,690
Clorox
3.100%, 10/01/2027	1,795	1,796
Coca-Cola Femsa
5.250%, 11/26/2043	3,070	3,638
Conagra Brands
5.400%, 11/01/2048	510	536
Constellation Brands
5.250%, 11/15/2048	535	588
4.650%, 11/15/2028	585	629
Dartmouth-Hitchcock Health
4.178%, 08/01/2048	5,910	6,311
Diageo Capital
5.875%, 09/30/2036	485	620
3.875%, 04/29/2043	4,225	4,368
Duke University Health System
3.920%, 06/01/2047	3,825	4,065
Ford Foundation
3.859%, 06/01/2047	2,500	2,631
General Mills
4.700%, 04/17/2048	510	524
Georgetown University
5.215%, 10/01/2118	3,159	3,908
4.315%, 04/01/2049	2,190	2,529
Heineken
4.350%, 03/29/2047 (A)	700	728
HJ Heinz Finance
7.125%, 08/01/2039 (A)	1,890	2,245
Indiana University Health Obligated Group
3.970%, 11/01/2048	2,310	2,525
Johns Hopkins Health System
3.837%, 05/15/2046	640	674
Johns Hopkins University
4.083%, 07/01/2053	2,000	2,247
Kaiser Foundation Hospitals
4.150%, 05/01/2047	5,325	5,868
Kimberly-Clark
5.300%, 03/01/2041	555	687
3.900%, 05/04/2047	4,275	4,458
Kraft Heinz Foods
6.750%, 03/15/2032	575	677
5.200%, 07/15/2045	2,320	2,278
5.000%, 07/15/2035	215	215
4.375%, 06/01/2046	1,060	930
Kroger
5.400%, 01/15/2049	2,871	3,058
Mars
4.200%, 04/01/2059 (A)	1,105	1,153
4.125%, 04/01/2054 (A)	3,330	3,421
3.950%, 04/01/2049 (A)	5,580	5,733
3.875%, 04/01/2039 (A)	2,020	2,065

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.600%, 04/01/2034 (A)	$2,450	$2,520
Massachusetts Institute of Technology
5.600%, 07/01/2111	3,400	5,016
3.959%, 07/01/2038	1,927	2,123
Nestle Holdings
4.000%, 09/24/2048 (A)	6,445	6,866
3.900%, 09/24/2038 (A)	7,030	7,456
New York and Presbyterian Hospital
4.063%, 08/01/2056	2,200	2,367
Northwell Healthcare
4.260%, 11/01/2047	790	836
Northwestern University
3.688%, 12/01/2038	2,070	2,161
Novartis Capital
4.000%, 11/20/2045	3,935	4,198
NYU Langone Hospitals
5.750%, 07/01/2043	2,040	2,708
4.368%, 07/01/2047	1,950	2,170
Partners Healthcare System
3.765%, 07/01/2048	1,000	1,024
PepsiCo
4.600%, 07/17/2045	3,965	4,631
4.250%, 10/22/2044	1,000	1,111
4.000%, 05/02/2047	4,109	4,386
3.450%, 10/06/2046	15,850	15,618
3.000%, 08/25/2021	16	16
Philip Morris International
6.375%, 05/16/2038	420	536
4.875%, 11/15/2043	3,595	3,935
4.500%, 03/20/2042	7,145	7,421
4.250%, 11/10/2044	500	502
4.125%, 03/04/2043	4,800	4,763
3.875%, 08/21/2042	3,030	2,897
3.375%, 08/15/2029	4,055	4,080
President & Fellows of Harvard College
3.619%, 10/01/2037	400	424
Princeton University
5.700%, 03/01/2039	1,399	1,906
Providence St. Joseph Health Obligated
Group
3.744%, 10/01/2047	1,640	1,674
Reynolds American
8.125%, 05/01/2040	2,010	2,586
5.850%, 08/15/2045	1,515	1,566
Roche Holdings
2.375%, 01/28/2027 (A)	3,815	3,708
Stanford Health Care
3.795%, 11/15/2048	9,287	9,858
Sysco
4.450%, 03/15/2048	960	1,001
Tyson Foods
5.100%, 09/28/2048	1,230	1,303

SEI Institutional Investments Trust / Annual Report / May 31, 2019	227

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
University of Chicago
4.411%, 10/01/2044	$715	$776
4.003%, 10/01/2053	2,475	2,714
University of Southern California
3.841%, 10/01/2047	1,580	1,739
3.028%, 10/01/2039	2,300	2,227
Walmart
4.050%, 06/29/2048	31,026	33,694
4.000%, 04/11/2043	5,690	6,064
3.950%, 06/28/2038	5,975	6,382
3.625%, 12/15/2047	6,935	7,069
		328,550

Energy — 4.9%
Anadarko Petroleum
5.747%, 10/10/2036 (B)	15,000	7,021
Apache
6.000%, 01/15/2037	1,239	1,397
Baker Hughes a GE LLC
4.080%, 12/15/2047	3,320	3,031
BG Energy Capital
5.125%, 10/15/2041 (A)	5,840	6,751
BP Capital Markets America
3.937%, 09/21/2028	3,075	3,254
Burlington Resources LLC
5.950%, 10/15/2036	360	460
Canadian Oil Sands
6.000%, 04/01/2042 (A)	2,375	2,638
Cenovus Energy
6.750%, 11/15/2039	1,295	1,446
Colonial Pipeline
4.250%, 04/15/2048 (A)	3,050	3,206
Concho Resources
4.850%, 08/15/2048	1,490	1,561
Conoco Funding
6.950%, 04/15/2029	2,593	3,369
ConocoPhillips
6.500%, 02/01/2039	10,162	13,797
5.900%, 05/15/2038	2,400	3,075
4.300%, 11/15/2044	7,490	7,974
Devon Financing
7.875%, 09/30/2031	1,315	1,793
Energy Transfer Operating
8.250%, 11/15/2029	95	119
6.250%, 04/15/2049	4,470	5,001
6.050%, 06/01/2041	1,460	1,564
5.300%, 04/15/2047	890	879
4.900%, 03/15/2035	82	79
Eni
5.700%, 10/01/2040 (A)	2,285	2,516
4.250%, 05/09/2029 (A)	1,415	1,441

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
EnLink Midstream Partners
5.050%, 04/01/2045	$3,170	$2,663
Enterprise Products Operating LLC
5.950%, 02/01/2041	1,280	1,523
EOG Resources
3.900%, 04/01/2035	3,698	3,818
Equinor
6.500%, 12/01/2028 (A)	2,305	2,938
5.100%, 08/17/2040	1,415	1,712
4.800%, 11/08/2043	2,284	2,708
3.950%, 05/15/2043	1,430	1,479
Exxon Mobil
3.567%, 03/06/2045	10,995	11,118
Hess
6.000%, 01/15/2040	560	595
Kinder Morgan
5.300%, 12/01/2034	500	544
Marathon Petroleum
5.000%, 09/15/2054	1,030	1,039
Motiva Enterprises
6.850%, 01/15/2040 (A)	4,340	5,170
MPLX
5.500%, 02/15/2049	1,125	1,198
5.200%, 03/01/2047	1,505	1,535
4.700%, 04/15/2048	3,240	3,076
4.500%, 04/15/2038	475	451
Noble Energy
6.000%, 03/01/2041	360	399
Northern Natural Gas
4.300%, 01/15/2049 (A)	465	495
Occidental Petroleum
4.200%, 03/15/2048	4,690	4,539
4.100%, 02/15/2047	1,815	1,736
Petroleos Mexicanos MTN
6.750%, 09/21/2047	1,745	1,577
Saudi Arabian Oil MTN
4.375%, 04/16/2049 (A)	2,265	2,242
4.250%, 04/16/2039 (A)	1,000	997
Shell International Finance BV
6.375%, 12/15/2038	6,081	8,338
5.500%, 03/25/2040	2,500	3,107
4.550%, 08/12/2043	5,145	5,790
4.375%, 05/11/2045	6,475	7,140
4.125%, 05/11/2035	6,131	6,618
4.000%, 05/10/2046	7,180	7,529
3.750%, 09/12/2046	8,599	8,717
3.625%, 08/21/2042	285	282
Suncor Energy
5.950%, 12/01/2034	3,570	4,456
Sunoco Logistics Partners Operations
5.400%, 10/01/2047	972	975

228	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TC PipeLines
4.375%, 03/13/2025	$1,300	$1,351
Tennessee Gas Pipeline
8.375%, 06/15/2032	2,200	2,914
TransCanada PipeLines
7.250%, 08/15/2038	1,765	2,323
6.200%, 10/15/2037	525	622
4.875%, 05/15/2048	2,140	2,246
4.625%, 03/01/2034	3,780	3,979
Williams Partners
6.300%, 04/15/2040	50	59
5.800%, 11/15/2043	220	246
5.400%, 03/04/2044	1,000	1,065
		193,681

Financials — 20.2%
Aflac
4.750%, 01/15/2049	3,540	3,995
AIA Group MTN
4.875%, 03/11/2044 (A)	2,572	3,030
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	5,560	7,481
Allstate
4.200%, 12/15/2046	2,010	2,153
American International Group
4.750%, 04/01/2048	1,260	1,318
4.500%, 07/16/2044	2,970	2,996
Apollo Management Holdings
5.000%, 03/15/2048 (A)	2,515	2,560
4.872%, 02/15/2029 (A)	1,895	1,990
Bank of America
7.750%, 05/14/2038	1,275	1,803
6.110%, 01/29/2037	3,965	4,840
Bank of America MTN
5.875%, 02/07/2042	12,048	15,401
5.000%, 01/21/2044	2,250	2,611
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050	15,465	16,345
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/2029	3,320	3,512
4.244%, VAR ICE LIBOR USD 3 Month+1.814%, 04/24/2038	4,150	4,342
4.078%, VAR ICE LIBOR USD 3 Month+1.320%, 04/23/2040	10,410	10,666
3.974%, VAR ICE LIBOR USD 3 Month+1.210%, 02/07/2030	21,840	22,631
Bank of America NA
6.000%, 10/15/2036	2,585	3,276
Bank of New York Mellon MTN
4.600%, 01/15/2020	50	51
BB&T MTN
3.875%, 03/19/2029	1,205	1,256

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Berkshire Hathaway
4.500%, 02/11/2043	$2,095	$2,332
3.400%, 01/31/2022	56	58
Berkshire Hathaway Finance
5.750%, 01/15/2040	3,080	3,917
4.400%, 05/15/2042	4,350	4,757
4.300%, 05/15/2043	2,420	2,618
4.250%, 01/15/2049	3,695	3,964
4.200%, 08/15/2048	5,670	6,052
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	1,313	1,629
5.000%, 06/15/2044 (A)	3,450	3,799
4.450%, 07/15/2045 (A)	700	716
BNP Paribas
4.400%, 08/14/2028 (A)	590	617
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	4,053	4,308
Chubb
6.500%, 05/15/2038	1,110	1,547
Chubb INA Holdings
6.700%, 05/15/2036	4,870	6,769
4.350%, 11/03/2045	6,695	7,522
Cincinnati Financial
6.920%, 05/15/2028	2,518	3,176
6.125%, 11/01/2034	3,553	4,513
Citigroup
8.125%, 07/15/2039	4,243	6,555
6.125%, 08/25/2036	690	813
4.650%, 07/30/2045	1,539	1,689
4.650%, 07/23/2048	8,467	9,368
4.281%, VAR ICE LIBOR USD 3 Month+1.839%, 04/24/2048	2,601	2,736
3.980%, VAR ICE LIBOR USD 3 Month+1.338%, 03/20/2030	13,950	14,435
3.520%, VAR ICE LIBOR USD 3 Month+1.151%, 10/27/2028	5,225	5,224
Citigroup Capital III
7.625%, 12/01/2036	890	1,161
CME Group
4.150%, 06/15/2048	11,644	12,652
Commonwealth Bank of Australia
4.316%, 01/10/2048 (A)	2,536	2,588
Cooperatieve Rabobank UA MTN
5.250%, 05/24/2041	115	142
Credit Suisse Group
4.282%, 01/09/2028 (A)	395	405
DaimlerChrysler
8.500%, 01/18/2031	150	220
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	800	1,013

SEI Institutional Investments Trust / Annual Report / May 31, 2019	229

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (A)	$3,970	$4,369
Farmers Exchange Capital III
5.454%, VAR ICE LIBOR USD 3 Month+3.454%, 10/15/2054 (A)	1,000	1,023
Fifth Third Bancorp
8.250%, 03/01/2038	1,795	2,574
First Union Capital II
7.950%, 11/15/2029	695	893
FMR
5.150%, 02/01/2043 (A)	260	308
4.950%, 02/01/2033 (A)	250	291
Goldman Sachs Group
6.750%, 10/01/2037	4,330	5,446
6.250%, 02/01/2041	9,616	12,319
4.750%, 10/21/2045	3,265	3,557
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	10,010	10,338
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	1,900	1,974
4.017%, VAR ICE LIBOR USD 3 Month+1.373%, 10/31/2038	5,680	5,608
3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/2029	3,205	3,237
3.750%, 05/22/2025	2,250	2,303
Goldman Sachs Group MTN
4.800%, 07/08/2044	13,838	15,170
Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	2,755	3,092
HSBC Bank PLC
7.650%, 05/01/2025	2,115	2,499
HSBC Bank USA
7.000%, 01/15/2039	5,770	7,879
5.875%, 11/01/2034	9,335	11,384
HSBC Holdings
6.800%, 06/01/2038	6,819	8,821
6.500%, 09/15/2037	6,970	8,734
5.250%, 03/14/2044	10,930	12,089
4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/2029	9,360	9,907
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	4,495	4,599
3.973%, VAR ICE LIBOR USD 3 Month+1.610%, 05/22/2030	2,620	2,650
Intercontinental Exchange
4.250%, 09/21/2048	7,050	7,567
JPMorgan Chase
8.750%, 09/01/2030	1,075	1,508
6.400%, 05/15/2038	11,845	15,756
5.600%, 07/15/2041	6,665	8,321
5.500%, 10/15/2040	9,070	11,182
5.400%, 01/06/2042	8,140	9,931

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.452%, VAR ICE LIBOR USD 3 Month+1.330%, 12/05/2029	$4,175	$4,517
4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/2048	90	95
4.250%, 10/15/2020	300	307
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	6,085	6,222
3.964%, VAR ICE LIBOR USD 3 Month+1.380%, 11/15/2048	13,874	14,016
3.900%, 07/15/2025	500	524
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	13,555	13,589
3.882%, VAR ICE LIBOR USD 3 Month+1.360%, 07/24/2038	18,405	18,528
3.625%, 12/01/2027	1,275	1,286
3.540%, VAR ICE LIBOR USD 3 Month+1.380%, 05/01/2028	1,230	1,247
3.200%, 01/25/2023	200	203
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	2,248	2,476
KKR Group Finance III LLC
5.125%, 06/01/2044 (A)	3,637	3,871
Lloyds Banking Group
3.574%, VAR ICE LIBOR USD 3 Month+1.205%, 11/07/2028	1,495	1,446
Macquarie Group
6.250%, 01/14/2021 (A)	40	42
Marsh & McLennan
4.900%, 03/15/2049	5,157	5,814
4.200%, 03/01/2048	1,585	1,608
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (A)	605	970
4.900%, 04/01/2077 (A)	530	600
MetLife
10.750%, 08/01/2039	185	288
6.500%, 12/15/2032	170	224
5.875%, 02/06/2041	1,675	2,141
5.700%, 06/15/2035	10,789	13,584
4.875%, 11/13/2043	4,465	5,131
4.721%, 12/15/2044	4,525	5,072
MetLife Capital Trust IV
7.875%, 12/15/2037 (A)	220	272
Moody’s
4.875%, 12/17/2048	2,745	3,098
Morgan Stanley
7.250%, 04/01/2032	155	211
4.457%, VAR ICE LIBOR USD 3 Month+1.431%, 04/22/2039	862	920
4.375%, 01/22/2047	3,380	3,602
Morgan Stanley MTN
6.375%, 07/24/2042	7,840	10,445
6.250%, 08/09/2026	3,402	3,991

230	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.431%, VAR ICE LIBOR USD 3 Month+1.628%, 01/23/2030	$3,755	$4,031
4.300%, 01/27/2045	13,310	13,997
3.981%, VAR ICE LIBOR USD 3 Month+1.400%, 10/24/2023	1,485	1,510
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	9,925	9,928
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	1,695	1,732
3.591%, VAR ICE LIBOR USD 3 Month+1.340%, 07/22/2028	280	282
3.125%, 07/27/2026	2,360	2,343
Mutual of Omaha Insurance
4.297%, VAR ICE LIBOR USD 3 Month+2.640%, 07/15/2054 (A)	595	599
National Rural Utilities Cooperative Finance
4.400%, 11/01/2048	2,795	3,126
4.300%, 03/15/2049	5,793	6,383
4.023%, 11/01/2032	502	554
3.400%, 02/07/2028	3,000	3,101
Nationwide Mutual Insurance
9.375%, 08/15/2039 (A)	1,260	2,027
4.950%, 04/22/2044 (A)	700	751
New York Life Insurance
6.750%, 11/15/2039 (A)	4,015	5,638
5.875%, 05/15/2033 (A)	4,447	5,668
4.450%, 05/15/2069 (A)	2,690	2,811
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (A)	1,827	2,407
3.850%, 09/30/2047 (A)	5,894	5,882
Nuveen LLC
4.000%, 11/01/2028 (A)	4,070	4,442
Pacific Life Insurance
4.300%, VAR ICE LIBOR USD 3 Month+2.796%, 10/24/2067 (A)	1,450	1,359
PNC Bank
4.050%, 07/26/2028	4,380	4,640
3.800%, 07/25/2023	450	468
PNC Financial Services Group
6.700%, 06/10/2019	100	100
Prudential Financial
3.935%, 12/07/2049	6,412	6,416
3.905%, 12/07/2047	2,135	2,131
Prudential Financial MTN
6.625%, 06/21/2040	285	385
5.700%, 12/14/2036	6,654	8,245
4.350%, 02/25/2050	4,280	4,587
Prudential Insurance of America
8.300%, 07/01/2025 (A)	1,000	1,275
Raymond James Financial
4.950%, 07/15/2046	1,250	1,372

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Royal Bank of Scotland Group
5.076%, VAR ICE LIBOR USD 3 Month+1.905%, 01/27/2030	$2,340	$2,473
Securian Financial Group
4.800%, 04/15/2048 (A)	2,236	2,408
State Street
4.141%, VAR ICE LIBOR USD 3 Month+1.030%, 12/03/2029	1,660	1,810
Swiss Re Treasury US
4.250%, 12/06/2042 (A)	4,581	4,909
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (A)	1,332	1,885
4.900%, 09/15/2044 (A)	2,355	2,737
4.270%, 05/15/2047 (A)	6,803	7,306
Travelers
5.350%, 11/01/2040	1,565	1,961
4.100%, 03/04/2049	5,653	6,024
4.050%, 03/07/2048	1,800	1,911
4.000%, 05/30/2047	1,555	1,635
Travelers MTN
6.250%, 06/15/2037	1,205	1,629
UBS MTN
4.500%, 06/26/2048 (A)	2,915	3,312
US Bancorp MTN
4.125%, 05/24/2021	22	23
Validus Holdings
8.875%, 01/26/2040	2,155	3,211
Wachovia
7.500%, 04/15/2035	440	586
Wachovia Bank
6.600%, 01/15/2038	5,585	7,503
WEA Finance LLC
4.625%, 09/20/2048 (A)	2,000	2,148
Wells Fargo
5.950%, 08/26/2036	7,070	8,794
5.606%, 01/15/2044	1,020	1,213
3.900%, 05/01/2045	9,649	9,804
3.000%, 04/22/2026	1,410	1,396
Wells Fargo MTN
4.900%, 11/17/2045	2,415	2,660
4.750%, 12/07/2046	14,456	15,678
4.650%, 11/04/2044	4,260	4,537
4.400%, 06/14/2046	5,615	5,792
4.300%, 07/22/2027	1,207	1,266
4.150%, 01/24/2029	8,090	8,533
3.584%, VAR ICE LIBOR USD 3 Month+1.310%, 05/22/2028	11,051	11,220
Wells Fargo Bank
5.850%, 02/01/2037	14,498	18,057
		801,832

SEI Institutional Investments Trust / Annual Report / May 31, 2019	231

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Health Care — 9.7%
Abbott Laboratories
4.900%, 11/30/2046	$1,745	$2,050
AbbVie
4.875%, 11/14/2048	1,285	1,291
4.450%, 05/14/2046	780	734
Allergan Funding SCS
4.850%, 06/15/2044	625	612
Allina Health System
4.805%, 11/15/2045	1,616	1,782
Amgen
6.375%, 06/01/2037	720	890
4.400%, 05/01/2045	1,975	1,974
Anthem
4.650%, 08/15/2044	900	929
4.625%, 05/15/2042	300	312
4.375%, 12/01/2047	2,475	2,472
Ascension Health
4.847%, 11/15/2053	520	636
3.945%, 11/15/2046	3,631	3,887
AstraZeneca
6.450%, 09/15/2037	4,305	5,564
4.375%, 11/16/2045	2,084	2,182
4.375%, 08/17/2048	740	778
4.000%, 01/17/2029	740	783
Barnabas Health
4.000%, 07/01/2028	2,240	2,329
Baylor Scott & White Holdings
4.185%, 11/15/2045	3,435	3,759
Bristol-Myers Squibb
4.250%, 10/26/2049 (A)	15,909	16,797
4.125%, 06/15/2039 (A)	925	965
3.400%, 07/26/2029 (A)	1,220	1,249
Cardinal Health
4.368%, 06/15/2047	2,595	2,319
Celgene
5.250%, 08/15/2043	670	777
4.625%, 05/15/2044	780	853
4.550%, 02/20/2048	1,405	1,527
Cigna
4.900%, 12/15/2048 (A)	4,301	4,394
4.800%, 08/15/2038 (A)	2,210	2,247
City of Hope
5.623%, 11/15/2043	850	1,104
Cleveland Clinic Foundation
4.858%, 01/01/2114	1,415	1,685
CVS Health
5.050%, 03/25/2048	8,015	8,152
4.780%, 03/25/2038	3,895	3,895
Eli Lilly
4.150%, 03/15/2059	2,395	2,541
3.950%, 05/15/2047	2,047	2,159

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.950%, 03/15/2049	$9,745	$10,196
3.875%, 03/15/2039	5,851	6,166
3.100%, 05/15/2027	2,445	2,503
Gilead Sciences
4.800%, 04/01/2044	7,210	7,789
4.750%, 03/01/2046	8,725	9,339
4.600%, 09/01/2035	2,745	2,970
4.500%, 02/01/2045	10,250	10,646
4.150%, 03/01/2047	4,950	4,906
4.000%, 09/01/2036	880	897
GlaxoSmithKline Capital
6.375%, 05/15/2038	11,654	15,621
3.875%, 05/15/2028	1,580	1,681
Hartford HealthCare
5.746%, 04/01/2044	2,130	2,575
Highmark
6.125%, 05/15/2041 (A)	550	631
4.750%, 05/15/2021 (A)	665	683
Humana
8.150%, 06/15/2038	1,510	2,082
4.950%, 10/01/2044	500	521
4.800%, 03/15/2047	310	319
4.625%, 12/01/2042	55	56
Johnson & Johnson
4.850%, 05/15/2041	5,652	6,728
4.500%, 12/05/2043	200	231
4.375%, 12/05/2033	7,440	8,398
3.625%, 03/03/2037	9,930	10,295
3.500%, 01/15/2048	750	753
3.400%, 01/15/2038	11,250	11,295
2.900%, 01/15/2028	2,575	2,595
Medtronic
4.625%, 03/15/2045	5,624	6,494
4.375%, 03/15/2035	11,248	12,501
Merck
5.750%, 11/15/2036	1,200	1,512
4.150%, 05/18/2043	2,675	2,906
4.000%, 03/07/2049	1,000	1,066
3.900%, 03/07/2039	5,010	5,299
3.700%, 02/10/2045	10,190	10,364
3.600%, 09/15/2042	2,840	2,854
3.400%, 03/07/2029	2,980	3,084
New York and Presbyterian Hospital
4.763%, 08/01/2116	1,705	1,921
NYU Langone Hospitals
4.428%, 07/01/2042	2,150	2,397
Pfizer
4.400%, 05/15/2044	5,495	6,065
4.300%, 06/15/2043	2,640	2,877
4.200%, 09/15/2048	2,465	2,679
4.100%, 09/15/2038	3,600	3,869
4.000%, 12/15/2036	8,946	9,466

232	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.000%, 03/15/2049	$6,170	$6,520
Pharmacia
6.600%, 12/01/2028	1,145	1,462
Roche Holdings
4.000%, 11/28/2044 (A)	230	251
Shands Teaching Hospital and Clinics
4.741%, 12/01/2042	1,750	1,867
Stryker
4.625%, 03/15/2046	315	348
4.375%, 05/15/2044	790	840
4.100%, 04/01/2043	785	800
Sutter Health
2.286%, 08/15/2053	2,000	2,098
Trinity Health
4.125%, 12/01/2045	4,685	5,051
UnitedHealth Group
6.875%, 02/15/2038	3,981	5,555
6.625%, 11/15/2037	1,915	2,603
6.500%, 06/15/2037	3,575	4,786
5.950%, 02/15/2041	1,130	1,449
5.800%, 03/15/2036	325	404
5.700%, 10/15/2040	935	1,163
4.750%, 07/15/2045	9,085	10,276
4.625%, 07/15/2035	1,095	1,222
4.450%, 12/15/2048	15,384	16,870
4.375%, 03/15/2042	30	32
4.250%, 03/15/2043	886	933
4.250%, 04/15/2047	2,530	2,669
4.250%, 06/15/2048	2,790	2,976
4.200%, 01/15/2047	5,927	6,211
3.950%, 10/15/2042	1,065	1,082
3.850%, 06/15/2028	2,425	2,565
3.750%, 10/15/2047	870	855
Wyeth
5.950%, 04/01/2037	16,763	21,597
Wyeth LLC
6.500%, 02/01/2034	3,140	4,305
		385,648

Industrials — 5.4%
3M MTN
3.625%, 10/15/2047	1,200	1,180
3.125%, 09/19/2046	2,110	1,905
Air Canada, Pass-Through Trust, Ser 2013-1, Cl A
4.125%, 05/15/2025 (A)	398	413
Airbus
3.950%, 04/10/2047 (A)	2,500	2,615
American Airlines, Pass-Through Trust, Ser 2016-2, Cl AA
3.200%, 06/15/2028	4,031	3,987

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Boeing
3.900%, 05/01/2049	$1,595	$1,608
3.850%, 11/01/2048	4,625	4,639
3.625%, 03/01/2048	2,500	2,398
3.550%, 03/01/2038	340	333
3.375%, 06/15/2046	700	644
3.300%, 03/01/2035	5,255	4,969
Burlington Northern Santa Fe
4.450%, 03/15/2043	560	617
Burlington Northern Santa Fe LLC
5.150%, 09/01/2043	1,580	1,887
4.900%, 04/01/2044	10,155	11,791
4.550%, 09/01/2044	5,070	5,640
4.400%, 03/15/2042	2,825	3,062
4.150%, 04/01/2045	8,850	9,395
4.150%, 12/15/2048	620	664
4.125%, 06/15/2047	3,815	4,034
4.050%, 06/15/2048	11,325	11,877
Canadian National Railway
6.200%, 06/01/2036	8,120	10,834
4.500%, 11/07/2043	3,800	4,246
4.450%, 01/20/2049	5,460	6,288
3.650%, 02/03/2048	2,000	2,031
3.200%, 08/02/2046	3,750	3,545
Canadian Pacific Railway
6.125%, 09/15/2115	1,405	1,848
Caterpillar
5.200%, 05/27/2041	395	481
4.750%, 05/15/2064	4,735	5,546
3.803%, 08/15/2042	5,890	6,075
Crane
4.200%, 03/15/2048	775	755
Deere
3.900%, 06/09/2042	4,030	4,272
FedEx
4.950%, 10/17/2048	2,001	2,080
4.050%, 02/15/2048	435	398
GE Capital International Funding Unlimited
4.418%, 11/15/2035	12,784	12,127
General Electric MTN
5.875%, 01/14/2038	8,622	9,460
Honeywell International
3.812%, 11/21/2047	1,085	1,121
Lockheed Martin
4.700%, 05/15/2046	1,000	1,151
Norfolk Southern
5.100%, 08/01/2118	1,900	2,022
4.050%, 08/15/2052	2,434	2,430
Parker-Hannifin
4.100%, 03/01/2047	4,579	4,699
Parker-Hannifin MTN
4.450%, 11/21/2044	1,755	1,881

SEI Institutional Investments Trust / Annual Report / May 31, 2019	233

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Raytheon
4.700%, 12/15/2041	$560	$661
Rockwell Automation
4.200%, 03/01/2049	2,500	2,740
Siemens Financieringsmaatschappij
3.300%, 09/15/2046 (A)	2,635	2,462
Snap-on
4.100%, 03/01/2048	2,845	3,059
Stanley Black & Decker
5.200%, 09/01/2040	280	333
TTX
4.600%, 02/01/2049 (A)	3,542	4,017
Union Pacific
4.800%, 09/10/2058	2,089	2,304
4.750%, 09/15/2041	2,829	3,094
4.500%, 09/10/2048	1,000	1,085
3.875%, 02/01/2055	730	688
3.799%, 10/01/2051	1,955	1,856
United Airlines, Pass-Through Trust, Ser 2019-1, Cl AA
4.150%, 08/25/2031	1,495	1,582
United Parcel Service
6.200%, 01/15/2038	3,152	4,155
4.250%, 03/15/2049	4,035	4,227
3.750%, 11/15/2047	2,715	2,630
3.625%, 10/01/2042	1,480	1,420
3.400%, 11/15/2046	3,925	3,639
United Parcel Service of America
8.375%, 04/01/2030	710	969
United Technologies
4.625%, 11/16/2048	1,225	1,332
4.500%, 06/01/2042	2,340	2,480
4.150%, 05/15/2045	1,750	1,769
3.750%, 11/01/2046	1,105	1,060
US Airways, Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	1,549	1,688
Vinci
3.750%, 04/10/2029 (A)	2,245	2,338
Waste Management
4.150%, 07/15/2049	2,660	2,802
WW Grainger
4.600%, 06/15/2045	1,328	1,455
4.200%, 05/15/2047	3,729	3,864
		216,657

Information Technology — 10.3%
Apple
4.650%, 02/23/2046	11,260	12,775
4.450%, 05/06/2044	780	853
4.375%, 05/13/2045	14,845	16,258
3.850%, 05/04/2043	3,065	3,106

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.850%, 08/04/2046	$20,287	$20,454
3.750%, 09/12/2047	7,610	7,541
3.750%, 11/13/2047	2,000	1,992
3.450%, 02/09/2045	9,840	9,316
2.900%, 09/12/2027	2,080	2,078
Applied Materials
4.350%, 04/01/2047	4,496	4,810
Cisco Systems
5.900%, 02/15/2039	9,028	11,993
5.500%, 01/15/2040	6,475	8,260
Dell International LLC
8.350%, 07/15/2046 (A)	1,985	2,423
8.100%, 07/15/2036 (A)	2,830	3,392
Hewlett Packard Enterprise
6.200%, 10/15/2035	1,505	1,643
Intel
4.100%, 05/19/2046	2,234	2,355
4.100%, 05/11/2047	5,020	5,280
4.000%, 12/15/2032	160	170
3.734%, 12/08/2047	16,067	16,022
International Business Machines
4.250%, 05/15/2049	11,810	12,022
4.150%, 05/15/2039	2,780	2,846
Lam Research
4.875%, 03/15/2049	1,065	1,151
Mastercard
3.950%, 02/26/2048	1,475	1,584
3.650%, 06/01/2049	3,930	3,992
Microsoft
5.300%, 02/08/2041	1,715	2,188
4.450%, 11/03/2045	1,315	1,521
4.100%, 02/06/2037	19,099	21,097
4.000%, 02/12/2055	15,538	16,795
3.750%, 02/12/2045	21,860	22,747
3.700%, 08/08/2046 (C)	41,768	43,454
3.500%, 02/12/2035	2,220	2,289
3.450%, 08/08/2036	10,295	10,552
2.400%, 08/08/2026	1,255	1,234
Oracle
6.500%, 04/15/2038	7,067	9,557
4.375%, 05/15/2055	3,515	3,740
4.300%, 07/08/2034	15,655	16,952
4.125%, 05/15/2045	13,105	13,425
4.000%, 07/15/2046	22,889	22,992
4.000%, 11/15/2047	6,945	7,040
3.800%, 11/15/2037	14,550	14,618
2.650%, 07/15/2026	4,680	4,589
QUALCOMM
4.800%, 05/20/2045	1,885	2,036
4.650%, 05/20/2035	3,305	3,588
4.300%, 05/20/2047	7,394	7,445

234	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Texas Instruments
4.150%, 05/15/2048	$10,572	$11,524
3.875%, 03/15/2039	1,900	2,002
Visa
4.300%, 12/14/2045	8,285	9,395
4.150%, 12/14/2035	4,385	4,799
3.650%, 09/15/2047	1,530	1,562
		409,457

Materials — 1.3%
Air Liquide Finance
3.500%, 09/27/2046 (A)	1,855	1,775
BHP Billiton Finance USA
6.420%, 03/01/2026	1,400	1,672
5.000%, 09/30/2043	8,305	9,861
Braskem America Finance
7.125%, 07/22/2041 (A)	1,020	1,155
Braskem Netherlands Finance BV
4.500%, 01/10/2028 (A)	1,160	1,125
Dow Chemical
5.550%, 11/30/2048 (A)	2,934	3,273
DowDuPont
5.419%, 11/15/2048	1,925	2,181
5.319%, 11/15/2038	2,760	3,135
ECOLAB
5.500%, 12/08/2041	3,257	4,113
Georgia Pacific
7.250%, 06/01/2028	330	426
Georgia-Pacific LLC
8.875%, 05/15/2031	1,735	2,661
International Flavors & Fragrances
5.000%, 09/26/2048	765	817
International Paper
8.700%, 06/15/2038	1,000	1,403
Rio Tinto Alcan
7.250%, 03/15/2031	1,790	2,422
Rio Tinto Finance USA
5.200%, 11/02/2040	4,047	4,858
4.125%, 08/21/2042	6,805	7,243
Vale Overseas
6.875%, 11/10/2039	2,180	2,441
		50,561

Real Estate — 1.3%
AvalonBay Communities MTN
4.150%, 07/01/2047	3,975	4,216
Crown Castle International
4.750%, 05/15/2047	255	262
Crown Castle Towers LLC
3.663%, 05/15/2025 (A)	2,925	3,014
ERP Operating
4.625%, 12/15/2021	33	35

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.500%, 07/01/2044	$3,705	$4,091
4.500%, 06/01/2045	1,450	1,619
4.000%, 08/01/2047	1,525	1,590
Essex Portfolio
4.500%, 03/15/2048	862	907
GLP Capital
5.300%, 01/15/2029	1,070	1,139
Nationwide Health Properties MTN
6.900%, 10/01/2037	1,600	2,057
Prologis
4.375%, 09/15/2048	1,905	2,133
Public Storage
3.385%, 05/01/2029	3,705	3,801
Realty Income
4.650%, 03/15/2047	4,655	5,279
Simon Property Group
6.750%, 02/01/2040	4,465	6,143
4.750%, 03/15/2042	4,885	5,554
4.375%, 03/01/2021	40	41
4.250%, 11/30/2046	2,000	2,153
3.300%, 01/15/2026	520	530
Ventas Realty
5.700%, 09/30/2043	2,530	2,966
4.875%, 04/15/2049	245	267
Welltower
5.125%, 03/15/2043	1,085	1,185
4.950%, 09/01/2048	1,000	1,101
		50,083

Utilities — 15.7%
AEP Texas
4.150%, 05/01/2049	2,025	2,107
AEP Transmission LLC
4.000%, 12/01/2046	5,703	5,910
AGL Capital
3.500%, 09/15/2021	68	69
Alabama Power
5.200%, 06/01/2041	155	179
4.300%, 07/15/2048	2,300	2,511
4.150%, 08/15/2044	135	143
3.850%, 12/01/2042	7,967	8,087
Ameren Illinois
3.700%, 12/01/2047	6,230	6,305
American Water Capital
4.150%, 06/01/2049	1,800	1,852
3.750%, 09/01/2047	1,750	1,695
Appalachian Power
6.700%, 07/15/2037	50	65
5.800%, 10/01/2035	125	149
4.600%, 03/30/2021	70	72
4.500%, 03/01/2049	500	549

SEI Institutional Investments Trust / Annual Report / May 31, 2019	235

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Aqua America
4.276%, 05/01/2049	$1,145	$1,189
Arizona Public Service
5.050%, 09/01/2041	50	58
4.500%, 04/01/2042	12	13
4.350%, 11/15/2045	1,735	1,885
Atmos Energy
4.125%, 10/15/2044	4,005	4,251
4.125%, 03/15/2049	3,120	3,336
Avista
4.350%, 06/01/2048	1,945	2,144
Baltimore Gas & Electric
6.350%, 10/01/2036	125	168
5.200%, 06/15/2033	1,500	1,728
3.500%, 08/15/2046	4,230	4,135
Berkshire Hathaway Energy
6.125%, 04/01/2036	2,242	2,899
5.150%, 11/15/2043	470	555
4.450%, 01/15/2049	4,010	4,361
3.800%, 07/15/2048	9,470	9,287
Black Hills
4.200%, 09/15/2046	1,100	1,097
Boston Gas
4.487%, 02/15/2042 (A)	3,472	3,704
Brooklyn Union Gas
4.273%, 03/15/2048 (A)	2,050	2,176
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/2044	500	564
4.250%, 02/01/2049	2,260	2,492
3.950%, 03/01/2048	500	524
CenterPoint Energy Resources
6.250%, 02/01/2037	1,095	1,347
4.500%, 01/15/2021	40	41
Cleco Power
6.000%, 12/01/2040	1,150	1,394
Commonwealth Edison
4.700%, 01/15/2044	6,023	6,852
4.600%, 08/15/2043	2,070	2,320
4.000%, 03/01/2048	5,010	5,249
4.000%, 03/01/2049	1,425	1,482
3.750%, 08/15/2047	5,680	5,743
3.700%, 03/01/2045	9,730	9,614
Connecticut Light & Power
4.150%, 06/01/2045	3,940	4,263
4.000%, 04/01/2048	4,747	5,064
3.200%, 03/15/2027	780	798
Consolidated Edison of New York
6.750%, 04/01/2038	1,915	2,667
6.200%, 06/15/2036	65	84
5.700%, 06/15/2040	40	50
5.500%, 12/01/2039	75	92
4.650%, 12/01/2048	6,480	7,342

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.625%, 12/01/2054	$2,685	$2,969
4.500%, 05/15/2058	750	811
4.450%, 03/15/2044	650	699
4.125%, 05/15/2049	1,320	1,370
4.000%, 11/15/2057	3,930	3,923
3.950%, 03/01/2043	5,840	5,922
3.875%, 06/15/2047	9,283	9,332
3.850%, 06/15/2046	4,817	4,767
Consumers Energy
4.350%, 04/15/2049	4,833	5,485
Dominion Energy
5.250%, 08/01/2033	20	23
Dominion Energy South Carolina
5.100%, 06/01/2065	1,795	2,200
4.350%, 02/01/2042	2,173	2,337
4.250%, 08/15/2028	800	874
DTE Electric
3.950%, 06/15/2042	80	81
3.900%, 06/01/2021	30	31
3.700%, 03/15/2045	7,540	7,557
Duke Energy
3.550%, 09/15/2021	17	17
Duke Energy Carolinas
6.450%, 10/15/2032	110	145
Duke Energy Carolinas LLC
6.100%, 06/01/2037	2,010	2,652
6.050%, 04/15/2038	2,035	2,687
6.000%, 01/15/2038	4,366	5,809
5.300%, 02/15/2040	7,605	9,270
4.250%, 12/15/2041	2,400	2,566
4.000%, 09/30/2042	13,590	14,159
3.900%, 06/15/2021	50	51
3.875%, 03/15/2046	5,590	5,713
3.750%, 06/01/2045	500	502
3.700%, 12/01/2047	3,360	3,359
Duke Energy Florida LLC
6.400%, 06/15/2038	3,015	4,166
4.200%, 07/15/2048	1,030	1,109
3.400%, 10/01/2046	1,315	1,245
Duke Energy Florida Project Finance LLC
3.112%, 09/01/2036	4,675	4,553
Duke Energy Indiana
6.450%, 04/01/2039	4,275	5,942
Duke Energy Indiana LLC
6.350%, 08/15/2038	2,950	3,997
4.900%, 07/15/2043	925	1,075
3.750%, 05/15/2046	1,750	1,740
Duke Energy Ohio
4.300%, 02/01/2049	1,980	2,153
Duke Energy Progress
4.150%, 12/01/2044	1,250	1,337

236	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Duke Energy Progress LLC
4.375%, 03/30/2044	$2,880	$3,136
4.200%, 08/15/2045	4,455	4,715
4.100%, 05/15/2042	530	556
3.700%, 10/15/2046	650	651
3.600%, 09/15/2047	850	822
Electricite de France
6.000%, 01/22/2114 (A)	6,368	6,955
5.000%, 09/21/2048 (A)	2,415	2,594
4.950%, 10/13/2045 (A)	1,980	2,112
4.875%, 09/21/2038 (A)	2,500	2,674
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	1,000	1,159
Enel Finance International
4.750%, 05/25/2047 (A)	615	600
Entergy Louisiana LLC
4.200%, 09/01/2048	2,440	2,613
4.200%, 04/01/2050	2,290	2,428
4.000%, 03/15/2033	1,745	1,896
3.250%, 04/01/2028	3,220	3,284
Entergy Mississippi LLC
2.850%, 06/01/2028	4,050	4,015
Exelon
4.950%, 06/15/2035	1,675	1,858
FirstEnergy
4.850%, 07/15/2047	35	38
Florida Power & Light
5.960%, 04/01/2039	2,470	3,286
5.690%, 03/01/2040	5,728	7,386
5.650%, 02/01/2037	1,000	1,251
4.050%, 06/01/2042	3,460	3,672
4.050%, 10/01/2044	2,715	2,919
3.990%, 03/01/2049	1,455	1,551
3.950%, 03/01/2048	4,225	4,427
3.800%, 12/15/2042	3,935	4,050
Georgia Power
4.300%, 03/15/2042	6,235	6,448
4.300%, 03/15/2043	2,945	3,019
Gulf Power
4.550%, 10/01/2044	700	760
Indiana Michigan Power
4.550%, 03/15/2046	780	862
4.250%, 08/15/2048	1,290	1,387
Indianapolis Power & Light
4.700%, 09/01/2045 (A)	3,845	4,269
4.650%, 06/01/2043 (A)	4,065	4,425
International Transmission
4.625%, 08/15/2043	2,525	2,744
Jersey Central Power & Light
6.150%, 06/01/2037	775	941
John Sevier Combined Cycle Generation
4.626%, 01/15/2042	6,523	7,541

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Kansas City Power & Light
4.200%, 06/15/2047	$500	$542
4.200%, 03/15/2048	1,000	1,068
Kentucky Utilities
5.125%, 11/01/2040	2,375	2,862
KeySpan Gas East
5.819%, 04/01/2041 (A)	2,117	2,626
Louisville Gas & Electric
4.650%, 11/15/2043	3,140	3,504
MidAmerican Energy
4.800%, 09/15/2043	5,260	6,139
4.400%, 10/15/2044	7,655	8,539
4.250%, 05/01/2046	2,775	3,011
4.250%, 07/15/2049	1,500	1,640
3.950%, 08/01/2047	2,005	2,087
3.650%, 08/01/2048	4,045	4,029
MidAmerican Energy MTN
5.800%, 10/15/2036	635	809
5.750%, 11/01/2035	640	813
Narragansett Electric
4.170%, 12/10/2042 (A)	1,000	1,013
Nevada Power
6.650%, 04/01/2036	100	136
Niagara Mohawk Power
4.278%, 10/01/2034 (A)	5,244	5,666
4.119%, 11/28/2042 (A)	2,000	2,026
NiSource
5.950%, 06/15/2041	220	265
5.800%, 02/01/2042	900	1,090
4.375%, 05/15/2047	2,440	2,517
Northern States Power
6.250%, 06/01/2036	3,755	4,986
6.200%, 07/07/2037	7,650	10,263
3.600%, 05/15/2046	500	496
3.400%, 08/15/2042	464	449
Oglethorpe Power
5.375%, 11/01/2040	2,535	3,015
5.250%, 09/01/2050	755	905
4.250%, 04/01/2046	1,615	1,603
4.200%, 12/01/2042	3,465	3,373
Ohio Edison
8.250%, 10/15/2038	655	1,007
Oklahoma Gas & Electric
4.550%, 03/15/2044	1,395	1,518
Oncor Electric Delivery LLC
5.750%, 03/15/2029	85	104
5.300%, 06/01/2042	1,440	1,789
5.250%, 09/30/2040	4,606	5,667
4.550%, 12/01/2041	4,675	5,276
4.100%, 11/15/2048	1,500	1,617
3.800%, 06/01/2049 (A)	4,175	4,277

SEI Institutional Investments Trust / Annual Report / May 31, 2019	237

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
PacifiCorp
6.250%, 10/15/2037	$3,360	$4,472
6.000%, 01/15/2039	4,915	6,467
4.100%, 02/01/2042	2,705	2,865
PECO Energy
4.800%, 10/15/2043	1,505	1,721
3.700%, 09/15/2047	290	290
Pennsylvania Electric
6.150%, 10/01/2038	100	124
Piedmont Natural Gas
4.650%, 08/01/2043	1,330	1,471
3.640%, 11/01/2046	1,300	1,212
Potomac Electric Power
4.950%, 11/15/2043	950	1,102
PPL Electric Utilities
4.750%, 07/15/2043	3,600	4,207
3.950%, 06/01/2047	3,715	3,901
Progress Energy
4.400%, 01/15/2021	25	26
Public Service Electric & Gas MTN
4.050%, 05/01/2048	2,176	2,325
4.000%, 06/01/2044	695	716
3.800%, 01/01/2043	2,000	2,084
3.800%, 03/01/2046	2,000	2,046
3.650%, 09/01/2042	1,765	1,759
3.600%, 12/01/2047	5,045	5,065
Public Service of Colorado
6.250%, 09/01/2037	1,815	2,415
4.300%, 03/15/2044	1,740	1,904
3.950%, 03/15/2043	5,415	5,530
Public Service of Oklahoma
4.400%, 02/01/2021	27	28
Puget Sound Energy
5.795%, 03/15/2040	130	167
4.223%, 06/15/2048	2,470	2,689
San Diego Gas & Electric
6.000%, 06/01/2026	340	387
4.100%, 06/15/2049	2,290	2,287
3.750%, 06/01/2047	2,380	2,261
Sempra Energy
4.000%, 02/01/2048	1,485	1,382
3.800%, 02/01/2038	1,375	1,296
Southern California Edison
5.950%, 02/01/2038	280	331
5.350%, 07/15/2035	2,240	2,462
4.875%, 03/01/2049	1,315	1,433
4.650%, 10/01/2043	6,449	6,655
4.125%, 03/01/2048	6,655	6,493
4.050%, 03/15/2042	5,355	5,214
4.000%, 04/01/2047	5,389	5,194
3.650%, 03/01/2028	3,165	3,196

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southern California Gas
4.300%, 01/15/2049	$1,485	$1,587
4.125%, 06/01/2048	4,025	4,179
3.750%, 09/15/2042	2,955	2,896
Southern Gas Capital
5.875%, 03/15/2041	600	726
4.400%, 06/01/2043	665	694
3.950%, 10/01/2046	400	390
Southern Natural Gas
7.350%, 02/15/2031	1,615	2,018
Southwest Gas
3.800%, 09/29/2046	1,025	986
Southwestern Electric Power
6.200%, 03/15/2040	1,204	1,529
3.850%, 02/01/2048	2,505	2,432
Southwestern Public Service
4.500%, 08/15/2041	10,725	12,021
3.700%, 08/15/2047	5,160	5,177
Tampa Electric
4.350%, 05/15/2044	1,225	1,286
Tucson Electric Power
4.850%, 12/01/2048	3,920	4,444
Union Electric
8.450%, 03/15/2039	2,575	4,052
Virginia Electric & Power
8.875%, 11/15/2038	1,962	3,147
6.350%, 11/30/2037	920	1,210
4.650%, 08/15/2043	4,010	4,485
4.600%, 12/01/2048	3,310	3,734
4.450%, 02/15/2044	7,250	7,986
4.000%, 01/15/2043	300	306
4.000%, 11/15/2046	1,720	1,760
Wisconsin Electric Power
3.650%, 12/15/2042	3,930	3,856
2.950%, 09/15/2021	3	3
Wisconsin Power & Light
4.100%, 10/15/2044	325	335
3.050%, 10/15/2027	2,630	2,643
Wisconsin Public Service
4.752%, 11/01/2044	2,725	3,208
Xcel Energy
4.800%, 09/15/2041	1,657	1,797
		625,124

Total Corporate Obligations (Cost $3,263,403) ($ Thousands)		3,422,912

238	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 6.1%

Alabama — 0.0%
Alabama State, Economic Settlement Authority, Ser B, RB
4.263%, 09/15/2032	$1,010	$1,094

California — 3.0%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	2,545	3,767
California State University, Ser B, RB
Callable 05/01/2047 @ 100
3.899%, 11/01/2047	2,450	2,635
California State, Build America Project, GO
7.625%, 03/01/2040	1,870	2,930
7.600%, 11/01/2040	410	654
7.550%, 04/01/2039	10,640	16,673
7.500%, 04/01/2034	18,535	27,636
7.300%, 10/01/2039	12,750	19,056
California State, GO
Callable 04/01/2028 @ 100
4.500%, 04/01/2033	2,000	2,241
East Bay, Municipal Utility District, RB
5.874%, 06/01/2040	1,255	1,700
Los Angeles County, Metropolitan Transportation Authority, RB
5.735%, 06/01/2039	680	875
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	1,025	1,612
Los Angeles, Community College District, Ser D, GO
6.680%, 08/01/2036	500	713
Los Angeles, Department of Airports, RB
3.887%, 05/15/2038	1,430	1,513
Los Angeles, Department of Water & Power, RB
5.716%, 07/01/2039	1,510	2,005
Los Angeles, Department of Water & Power, Ser C, RB
5.516%, 07/01/2027	955	1,150
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	7,000	9,580
Los Angeles, Unified School District, GO
5.755%, 07/01/2029	1,000	1,214
San Diego County, Water Authority, Build America Project, RB
6.138%, 05/01/2049	1,980	2,837
San Francisco, Public Utilities Commission Water Revenue, Build America Project, Ser DE, RB
6.000%, 11/01/2040	1,000	1,325

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
San Jose, Redevelopment Agency, Ser A-T, TA
Callable 08/01/2027 @ 100
3.375%, 08/01/2034	$1,250	$1,278
Santa Clara Valley, Transportation Authority, Build America Project, RB
5.876%, 04/01/2032	2,000	2,447
University of California, RB
5.946%, 05/15/2045	3,000	4,029
5.770%, 05/15/2043	5,100	6,808
University of California, Ser AP, RB
3.931%, 05/15/2045	950	1,023
University of California, Ser AQ, RB
4.767%, 05/15/2115	2,701	3,176
University of California, Ser J, RB
4.131%, 05/15/2045	1,000	1,098

		119,975

District of Columbia — 0.0%
District of Columbia, Water & Sewer Authority, RB
4.814%, 10/01/2114	530	672

Georgia — 0.2%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057	2,222	2,796
6.637%, 04/01/2057	3,721	4,462

		7,258

Illinois — 0.1%
Metropolitan Water Reclamation District of Greater Chicago, GO
5.720%, 12/01/2038	3,205	4,156

Kansas — 0.1%
Kansas State, Development Finance Authority, Ser H, RB
4.727%, 04/15/2037	2,310	2,689

Massachusetts — 0.2%
Massachusetts State, Build America Project, GO
5.456%, 12/01/2039	5,085	6,487

Michigan — 0.0%
Michigan State University, Build America Project, RB
Callable 02/15/2030 @ 100 6.173%, 02/15/2050	850	1,042

SEI Institutional Investments Trust / Annual Report / May 31, 2019	239

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Missouri — 0.0%
Missouri State, Health & Educational Facilities Authority, RB
3.086%, 09/15/2051	$1,555	$1,439
Missouri State, Health & Educational Facilities Authority, Ser A, RB
3.685%, 02/15/2047	675	699

		2,138

New Jersey — 0.2%
New Jersey State, Turnpike Authority, Build America Project, RB
7.414%, 01/01/2040	2,895	4,452
New Jersey State, Turnpike Authority, Ser F, RB
3.729%, 01/01/2036	2,000	2,087

		6,539

New York — 1.0%
Metropolitan Transportation Authority, Build America Project, RB
6.548%, 11/15/2031	1,210	1,562
New York & New Jersey, Port Authority, RB
4.926%, 10/01/2051	245	310
4.458%, 10/01/2062	7,225	8,531
New York & New Jersey, Port Authority, Ser 181, RB
4.960%, 08/01/2046	500	634
New York & New Jersey, Port Authority, Ser 20, RB
4.229%, 10/15/2057	500	579
New York City, Build America Project, GO
5.985%, 12/01/2036	1,625	2,088
5.206%, 10/01/2031	750	887
New York City, Municipal Water Finance Authority, Build America Project, RB
6.011%, 06/15/2042	750	1,060
5.882%, 06/15/2044	500	706
5.724%, 06/15/2042	3,720	5,169
5.440%, 06/15/2043	3,000	3,985
New York City, Ser B-3, GO
Callable 10/01/2027 @ 100
3.050%, 10/01/2029	1,000	1,006
New York City, Transitional Finance Authority, Build America Project, RB
5.572%, 11/01/2038	900	1,126
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
5.767%, 08/01/2036	3,140	3,889
5.508%, 08/01/2037	1,890	2,366
5.267%, 05/01/2027	1,000	1,179
New York State, Build America Project, RB
5.770%, 03/15/2039	1,970	2,391

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Dormitory Authority, Build America Project, RB
5.289%, 03/15/2033	$2,000	$2,382

		39,850

Ohio — 0.2%
Ohio State University, Build America Project, RB
4.910%, 06/01/2040	2,265	2,823
Ohio State University, Ser A, RB
4.048%, 12/01/2056	4,150	4,631
Ohio State, Hospital Facilities Revenue Authority, RB
3.700%, 01/01/2043	970	1,005

		8,459

Pennsylvania — 0.1%
Pennsylvania State, Commonwealth Financing Authority, Ser A, RB
4.144%, 06/01/2038	2,865	3,083

Texas — 0.8%
Dallas County, Hospital District, Build America Project, Ser C, GO
5.621%, 08/15/2044	2,000	2,607
Grand Parkway Transportation, Sub-Ser E, RB
5.184%, 10/01/2042	1,350	1,687
Houston, GO
3.961%, 03/01/2047	1,500	1,617
San Antonio, Electric & Gas Systems Revenue, RB
5.808%, 02/01/2041	3,800	5,175
Texas State, Build America Project, GO
5.517%, 04/01/2039	4,350	5,693
Texas State, Build America Project, Ser A, GO
4.631%, 04/01/2033	1,500	1,711
Texas State, Build America Project, Transportation Commission Highway Fund, Ser B, RB
5.178%, 04/01/2030	5,025	5,997
University of Texas, Build America Project, Ser B, RB
Callable 08/15/2019 @ 100
6.276%, 08/15/2041	60	60
University of Texas, Permanent University Fund, Build America Project, RB
5.262%, 07/01/2039	4,540	5,858
University of Texas, Permanent University Fund, Ser S, RB
Callable 01/01/2047 @ 100
3.376%, 07/01/2047	2,010	2,047

		32,452

240	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Virginia — 0.0%
Virginia State, Commonwealth University Health System Authority, Ser A, RB
4.956%, 01/01/2044	$475	$565

Washington — 0.2%
Washington State, Build America Project, GO
5.140%, 08/01/2040	4,495	5,604
5.040%, 08/01/2031	1,260	1,472

		7,076

Total Municipal Bonds (Cost $230,540) ($ Thousands)		243,535

U.S. TREASURY OBLIGATIONS — 5.1%
U.S. Treasury Bills
2.481%, 06/20/2019 (B)(C)	1,131	1,130
2.435%, 07/25/2019 (B)	1,460	1,455
2.423%, 07/18/2019 (B)	2,613	2,606
2.421%, 07/11/2019 (B)	2,135	2,130
2.386%, 06/04/2019 (B)	10,566	10,565
U.S. Treasury Bonds
4.500%, 05/15/2038	10,587	14,054
3.000%, 02/15/2048	48	52
3.000%, 08/15/2048	46,905	50,866
3.000%, 02/15/2049	62,900	68,335
2.875%, 08/15/2028	6,416	6,813
2.875%, 05/15/2049	8,145	8,639
2.750%, 08/15/2047 (C)	14,294	14,763
2.375%, 05/15/2029	19,420	19,821

Total U.S. Treasury Obligations (Cost $188,352) ($ Thousands)		201,229

ASSET-BACKED SECURITY — 0.1%

Other Asset-Backed Securities — 0.1%

American Tower Trust I, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (A)	3,034	3,069

Total Asset-Backed Security (Cost $2,962) ($ Thousands)		3,069

SOVEREIGN DEBT — 0.1%

Chile Government International Bond
3.860%, 06/21/2047	1,185	1,227

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Israel Government International Bond
4.125%, 01/17/2048	$1,490	$1,579

Total Sovereign Debt (Cost $2,660) ($ Thousands)		2,806

	Shares

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	52,203,466	52,203
Total Cash Equivalent (Cost $52,203) ($ Thousands)		52,203

Total Investments in Securities — 98.9% (Cost $3,740,120) ($ Thousands)		$3,925,754

SEI Institutional Investments Trust / Annual Report / May 31, 2019	241

SCHEDULE OF INVESTMENTS

May 31, 2019

Long Duration Credit Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Note	(155)	Sep-2019	$(19,549)	$(19,646)	$(97)
U.S. 2-Year Treasury Note	2,102	Oct-2019	449,376	451,240	1,864
U.S. 5-Year Treasury Note	(1,493)	Oct-2019	(173,827)	(175,229)	(1,402)
U.S. Long Treasury Bond	(1,266)	Sep-2019	(189,023)	(194,608)	(5,585)
U.S. Ultra Long Treasury Bond	670	Sep-2019	114,410	117,774	3,364
Ultra 10-Year U.S. Treasury Note	650	Sep-2019	87,704	88,755	1,051
			$269,091	$268,286	$(805)

Percentages are based on Net Assets of $3,968,559 ($ Thousands).
**	Rate shown is the 7-day effective yield as of May 31, 2019.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2019, the value of these securities amounted to $306,584 ($ Thousands), representing 7.7% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

GO — General Obligation

ICE— Intercontinental Exchange

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

Ltd. — Limited

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$3,422,912	$–	$3,422,912
Municipal Bonds	–	243,535	–	243,535
U.S. Treasury Obligations	–	201,229	–	201,229
Asset-Backed Security	–	3,069	–	3,069
Sovereign Debt	–	2,806	–	2,806
Cash Equivalent	52,203	–	–	52,203

Total Investments in Securities	$52,203	$3,873,551	$–	$3,925,754

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$6,279	$–	$–	$6,279
Unrealized Depreciation	(7,084)	–	–	(7,084)

Total Other Financial Instruments	$(805)	$–	$–	$(805)

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

242	SEI Institutional Investments Trust / Annual Report / May 31, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$36,260	$1,216,257	$(1,200,314)	$—	$—	$52,203	52,203,466	$849	$—

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	243

SCHEDULE OF INVESTMENTS

May 31, 2019

Ultra Short Duration Bond Fund

†Percentages based on total investments

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 46.1%

Communication Services — 1.8%

AT&T
3.531%, VAR ICE LIBOR USD 3 Month+0.930%, 06/30/2020	$1,250	$1,259
Comcast
3.300%, 10/01/2020	2,265	2,289
2.922%, VAR ICE LIBOR USD 3 Month+0.330%, 10/01/2020	800	801
Discovery Communications LLC
3.343%, VAR ICE LIBOR USD 3 Month+0.710%, 09/20/2019	760	761
2.200%, 09/20/2019	220	220
Fox
3.666%, 01/25/2022 (A)	120	123
Verizon Communications
2.888%, VAR ICE LIBOR USD 3 Month+0.370%, 08/15/2019	2,565	2,567
		8,020

Consumer Discretionary — 3.2%
Alimentation Couche-Tard
3.108%, VAR ICE LIBOR USD 3 Month+0.500%, 12/13/2019 (A)	793	793
Daimler Finance North America LLC
3.338%, VAR ICE LIBOR USD 3 Month+0.740%, 07/05/2019 (A)	1,810	1,811
2.973%, VAR ICE LIBOR USD 3 Month+0.450%, 02/22/2021 (A)	500	500
1.500%, 07/05/2019 (A)	670	669

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Dollar Tree
3.288%, VAR ICE LIBOR USD 3 Month+0.700%, 04/17/2020	$1,100	$1,100
eBay
3.453%, VAR ICE LIBOR USD 3 Month+0.870%, 01/30/2023	1,200	1,201
Ford Motor Credit LLC
3.867%, VAR ICE LIBOR USD 3 Month+1.270%, 03/28/2022	750	736
General Motors
3.365%, VAR ICE LIBOR USD 3 Month+0.800%, 08/07/2020	969	971
General Motors Financial
4.157%, VAR ICE LIBOR USD 3 Month+1.560%, 01/15/2020	500	503
3.527%, VAR ICE LIBOR USD 3 Month+0.930%, 04/13/2020	900	903
Hyundai Capital America
3.529%, VAR ICE LIBOR USD 3 Month+0.940%, 07/08/2021 (A)	725	725
Marriott International
3.245%, VAR ICE LIBOR USD 3 Month+0.650%, 03/08/2021	575	577
3.120%, VAR ICE LIBOR USD 3 Month+0.600%, 12/01/2020	800	802
Nissan Motor Acceptance MTN
3.487%, VAR ICE LIBOR USD 3 Month+0.890%, 01/13/2022 (A)	1,000	998
2.987%, VAR ICE LIBOR USD 3 Month+0.390%, 09/28/2020 (A)	850	847
Volkswagen Group of America Finance LLC
3.475%, VAR ICE LIBOR USD 3 Month+0.940%, 11/12/2021 (A)	1,150	1,157
		14,293

Consumer Staples — 3.3%
Anheuser-Busch InBev Finance
3.836%, VAR ICE LIBOR USD 3 Month+1.260%, 02/01/2021	800	813
BAT Capital
3.118%, VAR ICE LIBOR USD 3 Month+0.590%, 08/14/2020	2,500	2,502
Bayer US Finance II LLC
3.500%, 06/25/2021 (A)	775	782
3.232%, VAR ICE LIBOR USD 3 Month+0.630%, 06/25/2021 (A)	1,300	1,289
Conagra Brands
3.800%, 10/22/2021	575	588
3.342%, VAR ICE LIBOR USD 3 Month+0.750%, 10/22/2020	775	775
Constellation Brands
2.000%, 11/07/2019	900	897

244	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Kraft Heinz Foods
3.365%, VAR ICE LIBOR USD 3 Month+0.820%, 08/10/2022	$850	$847
Kroger MTN
1.500%, 09/30/2019	615	612
Molson Coors Brewing
1.450%, 07/15/2019	240	240
Mondelez International Holdings Netherlands BV
3.192%, VAR ICE LIBOR USD 3 Month+0.610%, 10/28/2019 (A)	1,645	1,647
Philip Morris International
2.942%, VAR ICE LIBOR USD 3 Month+0.420%, 02/21/2020	2,805	2,810
Reckitt Benckiser Treasury Services
3.162%, VAR ICE LIBOR USD 3 Month+0.560%, 06/24/2022 (A)	825	822
		14,624

Energy — 1.5%
Andeavor Logistics
5.500%, 10/15/2019	430	433
Panhandle Eastern Pipeline
8.125%, 06/01/2019	556	556
Petroleos Mexicanos
6.375%, 02/04/2021	895	931
6.000%, 03/05/2020	403	411
Phillips 66
3.347%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2020 (A)	955	956
3.121%, VAR ICE LIBOR USD 3 Month+0.600%, 02/26/2021	665	665
Saudi Arabian Oil MTN
2.750%, 04/16/2022 (A)	2,290	2,284
Schlumberger Finance Canada
2.200%, 11/20/2020 (A)	600	597
		6,833

Financials — 23.4%
ABN AMRO Bank MTN
3.002%, VAR ICE LIBOR USD 3 Month+0.410%, 01/19/2021 (A)	950	951
AIG Global Funding
3.080%, VAR ICE LIBOR USD 3 Month+0.480%, 07/02/2020 (A)	1,200	1,204
AIG Global Funding MTN
1.950%, 10/18/2019 (A)	1,500	1,497
American Express
3.140%, VAR ICE LIBOR USD 3 Month+0.620%, 05/20/2022	1,070	1,071
American Express Credit MTN
2.200%, 03/03/2020	2,050	2,046

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Assurant
3.860%, VAR ICE LIBOR USD 3 Month+1.250%, 03/26/2021	$795	$794
Athene Global Funding
3.732%, VAR ICE LIBOR USD 3 Month+1.140%, 04/20/2020 (A)	990	995
Bank of America
2.972%, VAR ICE LIBOR USD 3 Month+0.380%, 01/23/2022	1,200	1,196
Bank of America MTN
5.625%, 07/01/2020	3,300	3,408
3.752%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	700	708
Bank of Montreal MTN
3.051%, VAR ICE LIBOR USD 3 Month+0.440%, 06/15/2020	2,265	2,273
Bank of Nova Scotia
3.247%, VAR ICE LIBOR USD 3 Month+0.640%, 03/07/2022	800	806
Banque Federative du Credit Mutuel
3.082%, VAR ICE LIBOR USD 3 Month+0.490%, 07/20/2020 (A)	875	878
BB&T MTN
3.181%, VAR ICE LIBOR USD 3 Month+0.570%, 06/15/2020	650	652
BPCE MTN
3.743%, VAR ICE LIBOR USD 3 Month+1.220%, 05/22/2022 (A)	675	680
Branch Banking & Trust
3.047%, VAR ICE LIBOR USD 3 Month+0.450%, 01/15/2020	1,350	1,353
Canadian Imperial Bank of Commerce
2.891%, VAR ICE LIBOR USD 3 Month+0.315%, 02/02/2021	2,450	2,453
2.100%, 10/05/2020	1,705	1,698
Capital One
3.733%, VAR ICE LIBOR USD 3 Month+1.150%, 01/30/2023	1,000	1,009
Capital One Financial
3.295%, VAR ICE LIBOR USD 3 Month+0.760%, 05/12/2020	2,395	2,404
3.033%, VAR ICE LIBOR USD 3 Month+0.450%, 10/30/2020	725	726
Charles Schwab
2.842%, VAR ICE LIBOR USD 3 Month+0.320%, 05/21/2021	520	520
Citibank
3.097%, VAR ICE LIBOR USD 3 Month+0.500%, 06/12/2020	600	602
2.885%, VAR ICE LIBOR USD 3 Month+0.350%, 02/12/2021	3,535	3,539
Citigroup
2.650%, 10/26/2020	610	611

SEI Institutional Investments Trust / Annual Report / May 31, 2019	245

SCHEDULE OF INVESTMENTS

May 31, 2019

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Citizens Bank
3.331%, VAR ICE LIBOR USD 3 Month+0.810%, 05/26/2022	$1,250	$1,254
3.248%, VAR ICE LIBOR USD 3 Month+0.720%, 02/14/2022	800	802
3.091%, VAR ICE LIBOR USD 3 Month+0.570%, 05/26/2020	1,000	1,003
Compass Bank
3.331%, VAR ICE LIBOR USD 3 Month+0.730%, 06/11/2021	875	873
Cooperatieve Rabobank UA
3.414%, VAR ICE LIBOR USD 3 Month+0.830%, 01/10/2022	1,350	1,365
3.016%, VAR ICE LIBOR USD 3 Month+0.430%, 04/26/2021	1,300	1,304
Credit Agricole MTN
3.571%, VAR ICE LIBOR USD 3 Month+0.970%, 06/10/2020 (A)	500	504
Danske Bank
5.000%, 01/12/2022 (A)	850	880
Danske Bank MTN
3.030%, VAR ICE LIBOR USD 3 Month+0.510%, 03/02/2020 (A)	1,250	1,248
Deutsche Bank NY
3.407%, VAR ICE LIBOR USD 3 Month+0.815%, 01/22/2021	750	740
DNB Bank
2.970%, VAR ICE LIBOR USD 3 Month+0.370%, 10/02/2020 (A)	875	876
Fifth Third Bank
3.026%, VAR ICE LIBOR USD 3 Month+0.440%, 07/26/2021	600	601
2.833%, VAR ICE LIBOR USD 3 Month+0.250%, 10/30/2020	1,250	1,250
Goldman Sachs Bank USA NY
3.200%, 06/05/2020	2,050	2,062
3.000%, VAR United States Secured Overnight Financing Rate+0.600%, 05/24/2021	575	575
Goldman Sachs Group
3.696%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/2022	900	907
HSBC Holdings
3.247%, VAR ICE LIBOR USD 3 Month+0.650%, 09/11/2021	825	826
3.120%, VAR ICE LIBOR USD 3 Month+0.600%, 05/18/2021	890	891
Huntington National Bank
3.111%, VAR ICE LIBOR USD 3 Month+0.510%, 03/10/2020	375	376
Hyundai Capital America MTN
2.000%, 07/01/2019 (A)	500	500

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
ING Bank
3.282%, VAR ICE LIBOR USD 3 Month+0.690%, 10/01/2019 (A)	$1,300	$1,303
Intesa Sanpaolo NY
3.218%, VAR ICE LIBOR USD 3 Month+0.630%, 07/17/2019	375	375
Jackson National Life Global Funding
3.339%, VAR ICE LIBOR USD 3 Month+0.730%, 06/27/2022 (A)	600	604
3.081%, VAR ICE LIBOR USD 3 Month+0.480%, 06/11/2021 (A)	1,620	1,625
JPMorgan Chase
4.400%, 07/22/2020	1,650	1,686
3.787%, VAR ICE LIBOR USD 3 Month+1.205%, 10/29/2020	396	401
3.547%, VAR ICE LIBOR USD 3 Month+0.955%, 01/23/2020	700	704
KeyBank
3.333%, VAR ICE LIBOR USD 3 Month+0.810%, 11/22/2021	1,300	1,310
3.239%, VAR ICE LIBOR USD 3 Month+0.660%, 02/01/2022	2,250	2,258
KeyCorp MTN
2.900%, 09/15/2020	1,000	1,005
Manufacturers & Traders Trust
3.130%, VAR ICE LIBOR USD 3 Month+0.610%, 05/18/2022	1,250	1,252
2.850%, VAR ICE LIBOR USD 3 Month+0.270%, 01/25/2021	1,550	1,547
Marsh & McLennan
3.500%, 12/29/2020	170	172
Metropolitan Life Global Funding I
2.400%, 01/08/2021 (A)	1,595	1,590
Morgan Stanley
3.772%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/2022	800	808
MUFG Union Bank
3.207%, VAR ICE LIBOR USD 3 Month+0.600%, 03/07/2022	1,450	1,450
National Bank of Canada MTN
3.157%, VAR ICE LIBOR USD 3 Month+0.560%, 06/12/2020	3,500	3,514
New York Life Global Funding
2.752%, VAR ICE LIBOR USD 3 Month+0.160%, 10/01/2020 (A)	860	860
PNC Bank
2.880%, VAR ICE LIBOR USD 3 Month+0.360%, 05/19/2020	750	752
2.842%, VAR ICE LIBOR USD 3 Month+0.250%, 01/22/2021	1,650	1,652
Regions Bank
3.035%, VAR ICE LIBOR USD 3 Month+0.500%, 08/13/2021	600	599

246	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Royal Bank of Canada
2.100%, 10/14/2020	$1,500	$1,497
Royal Bank of Canada MTN
2.973%, VAR ICE LIBOR USD 3 Month+0.390%, 04/30/2021	810	812
Santander UK
3.140%, VAR ICE LIBOR USD 3 Month+0.620%, 06/01/2021	850	850
Standard Chartered
3.742%, VAR ICE LIBOR USD 3 Month+1.150%, 01/20/2023 (A)	825	823
Sumitomo Mitsui Banking
2.938%, VAR ICE LIBOR USD 3 Month+0.350%, 01/17/2020	1,200	1,202
SunTrust Bank
3.113%, VAR ICE LIBOR USD 3 Month+0.530%, 01/31/2020	2,615	2,621
2.590%, VAR ICE LIBOR USD 3 Month+0.298%, 01/29/2021	800	800
Svenska Handelsbanken MTN
2.995%, VAR ICE LIBOR USD 3 Month+0.470%, 05/24/2021	850	853
Synchrony Financial
3.806%, VAR ICE LIBOR USD 3 Month+1.230%, 02/03/2020	1,750	1,756
Toronto-Dominion Bank MTN
3.031%, VAR ICE LIBOR USD 3 Month+0.430%, 06/11/2021	2,260	2,269
UBS MTN
3.168%, VAR ICE LIBOR USD 3 Month+0.640%, 08/14/2019	1,750	1,752
2.200%, 06/08/2020 (A)	2,000	1,992
UniCredit MTN
6.572%, 01/14/2022 (A)	515	538
US Bank
2.875%, VAR ICE LIBOR USD 3 Month+0.310%, 02/04/2021	1,800	1,803
Wells Fargo
3.691%, VAR ICE LIBOR USD 3 Month+1.110%, 01/24/2023	700	708
Wells Fargo MTN
3.263%, VAR ICE LIBOR USD 3 Month+0.680%, 01/30/2020	1,250	1,255
2.600%, 07/22/2020	2,450	2,452
Wells Fargo Bank MTN
3.258%, VAR ICE LIBOR USD 3 Month+0.650%, 12/06/2019	1,000	1,003
2.880%, VAR United States Secured Overnight Financing Rate+0.480%, 03/25/2020	1,110	1,112
		104,476

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Health Care — 3.5%
Amgen
2.985%, VAR ICE LIBOR USD 3 Month+0.450%, 05/11/2020	$1,250	$1,253
Anthem
2.500%, 11/21/2020	900	899
Becton Dickinson
3.476%, VAR ICE LIBOR USD 3 Month+0.875%, 12/29/2020	713	713
Bristol-Myers Squibb
2.550%, 05/14/2021 (A)	1,300	1,305
Cardinal Health
3.381%, VAR ICE LIBOR USD 3 Month+0.770%, 06/15/2022	1,200	1,192
Cigna
3.265%, VAR ICE LIBOR USD 3 Month+0.650%, 09/17/2021 (A)	600	600
3.200%, 09/17/2020 (A)	3,095	3,116
CVS Health
3.321%, VAR ICE LIBOR USD 3 Month+0.720%, 03/09/2021	820	823
3.231%, VAR ICE LIBOR USD 3 Month+0.630%, 03/09/2020	1,725	1,730
Dignity Health
2.637%, 11/01/2019	2,060	2,060
HCA
6.500%, 02/15/2020	750	768
McKesson
3.650%, 11/30/2020	455	462
UnitedHealth Group
2.667%, VAR ICE LIBOR USD 3 Month+0.070%, 10/15/2020	800	799
		15,720

Industrials — 2.3%
Air Lease
2.125%, 01/15/2020	650	647
Aviation Capital Group LLC
3.253%, VAR ICE LIBOR USD 3 Month+0.670%, 07/30/2021 (A)	945	943
Caterpillar Financial Services MTN
2.887%, VAR ICE LIBOR USD 3 Month+0.280%, 09/07/2021	2,250	2,249
Equifax
3.388%, VAR ICE LIBOR USD 3 Month+0.870%, 08/15/2021	1,220	1,217
Fortive
1.800%, 06/15/2019	61	61
General Dynamics
2.875%, 05/11/2020	2,045	2,052

SEI Institutional Investments Trust / Annual Report / May 31, 2019	247

SCHEDULE OF INVESTMENTS

May 31, 2019

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
General Electric
3.007%, VAR ICE LIBOR USD 3 Month+0.410%, 03/28/2020	$200	$199
General Electric MTN
3.212%, VAR ICE LIBOR USD 3 Month+0.620%, 01/09/2020	200	200
John Deere Capital MTN
2.350%, 01/08/2021	685	685
PACCAR Financial MTN
2.805%, VAR ICE LIBOR USD 3 Month+0.260%, 05/10/2021	400	400
Penske Truck Leasing Lp
3.650%, 07/29/2021 (A)	575	585
United Technologies
2.929%, VAR ICE LIBOR USD 3 Month+0.350%, 11/01/2019	900	901
		10,139

Information Technology — 2.0%
Broadcom
3.125%, 04/15/2021 (A)	3,220	3,226
2.375%, 01/15/2020	1,400	1,396
DXC Technology
2.875%, 03/27/2020	610	610
Hewlett Packard Enterprise
3.318%, VAR ICE LIBOR USD 3 Month+0.720%, 10/05/2021	600	600
2.100%, 10/04/2019 (A)	1,225	1,223
IBM Credit LLC
2.994%, VAR ICE LIBOR USD 3 Month+0.470%, 11/30/2020	1,670	1,679
		8,734

Materials — 0.6%
Air Liquide Finance
1.375%, 09/27/2019 (A)	900	896
DowDuPont
3.766%, 11/15/2020	695	706
International Flavors & Fragrances
3.400%, 09/25/2020	380	383
Syngenta Finance
3.698%, 04/24/2020 (A)	750	753
		2,738

Real Estate — 0.1%
American Tower
2.800%, 06/01/2020	643	643

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Sovereign — 2.1%
European Investment Bank
2.753%, VAR United States Secured Overnight Financing Rate+0.320%, 10/08/2021	$2,870	$2,868
Inter-American Development Bank MTN
2.797%, VAR ICE LIBOR USD 3 Month+0.200%, 07/15/2021	2,440	2,449
International Bank for Reconstruction & Development
2.620%, VAR United States Secured Overnight Financing Rate+0.220%, 08/21/2020	4,090	4,091
		9,408

Utilities — 2.3%
American Electric Power
2.150%, 11/13/2020	750	746
Consolidated Edison of New York
3.002%, VAR ICE LIBOR USD 3 Month+0.400%, 06/25/2021	2,695	2,702
DTE Energy
1.500%, 10/01/2019	870	867
Duke Energy Progress LLC
2.775%, VAR ICE LIBOR USD 3 Month+0.180%, 09/08/2020	800	800
Emera US Finance
2.150%, 06/15/2019	340	340
Florida Power & Light
2.965%, VAR ICE LIBOR USD 3 Month+0.400%, 05/06/2022	1,300	1,300
Sempra Energy
2.847%, VAR ICE LIBOR USD 3 Month+0.250%, 07/15/2019	2,350	2,350
1.625%, 10/07/2019	395	394
Southern
3.292%, VAR ICE LIBOR USD 3 Month+0.700%, 09/30/2020 (A)	600	600
		10,099

Total Corporate Obligations (Cost $205,192) ($ Thousands)		205,727

ASSET-BACKED SECURITIES — 30.3%

Automotive — 10.7%

American Credit Acceptance Receivables Trust, Ser 2016-3, Cl B
2.870%, 08/12/2022 (A)	43	43
American Credit Acceptance Receivables Trust, Ser 2018-2, Cl A
2.940%, 01/10/2022 (A)	260	260

248	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
American Credit Acceptance Receivables Trust, Ser 2018-3, Cl A
2.920%, 08/12/2021 (A)	$203	$203
American Credit Acceptance Receivables Trust, Ser 2018-4, Cl A
3.380%, 12/13/2021 (A)	787	790
American Credit Acceptance Receivables Trust, Ser 2019-2, Cl A
2.850%, 07/12/2022 (A)	455	455
AmeriCredit Automobile Receivables Trust, Ser 2015-3, Cl C
2.730%, 03/08/2021	507	507
AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl C
2.870%, 11/08/2021	810	812
Americredit Automobile Receivables Trust, Ser 2019-1, Cl A2A
2.930%, 06/20/2022	700	703
ARI Fleet Lease Trust, Ser 2017-A, Cl A2
1.910%, 04/15/2026 (A)	244	243
ARI Fleet Lease Trust, Ser 2018-A, Cl A2
2.550%, 10/15/2026 (A)	261	261
CarMax Auto Owner Trust, Ser 2015-4, Cl A3
1.560%, 11/16/2020	47	47
CarMax Auto Owner Trust, Ser 2018-3, Cl A2A
2.880%, 10/15/2021	855	857
Carmax Auto Owner Trust, Ser 2019-2, Cl A2A
2.690%, 07/15/2022	560	562
Chesapeake Funding II LLC, Ser 2017-2A, Cl A1
1.990%, 05/15/2029 (A)	299	297
Chesapeake Funding II LLC, Ser 2017-3A, Cl A1
1.910%, 08/15/2029 (A)	324	322
Chesapeake Funding II LLC, Ser 2017-3A, Cl A2
2.780%, VAR ICE LIBOR USD 1 Month+0.340%, 08/15/2029 (A)	846	846
Chesapeake Funding II LLC, Ser 2017-4A, Cl A1
2.120%, 11/15/2029 (A)	405	403
Chesapeake Funding II LLC, Ser 2017-4A, Cl A2
2.780%, VAR ICE LIBOR USD 1 Month+0.340%, 11/15/2029 (A)	1,657	1,657
Chesapeake Funding II LLC, Ser 2018-2A, Cl A2
2.810%, VAR ICE LIBOR USD 1 Month+0.370%, 08/15/2030 (A)	754	755
Chesapeake Funding II LLC, Ser 2018-3A, Cl A1
3.390%, 01/15/2031 (A)	750	761

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
CIG Auto Receivables Trust, Ser 2017-1A, Cl A
2.710%, 05/15/2023 (A)	$89	$89
CPS Auto Receivables Trust, Ser 2017-D, Cl A
1.870%, 03/15/2021 (A)	20	20
CPS Auto Receivables Trust, Ser 2018-A, Cl A
2.160%, 05/17/2021 (A)	56	56
CPS Auto Receivables Trust, Ser 2019-B, Cl A
2.890%, 05/16/2022 (A)	388	388
CPS Auto Trust, Ser 2018-C, Cl A
2.870%, 09/15/2021 (A)	235	235
Credit Acceptance Auto Loan Trust, Ser 2017- 2A, Cl A
2.550%, 02/17/2026 (A)	690	689
Credit Acceptance Auto Loan Trust, Ser 2017- 3A, Cl A
2.650%, 06/15/2026 (A)	300	300
Drive Auto Receivables Trust, Ser 2015-DA, Cl D
4.590%, 01/17/2023 (A)	841	846
Drive Auto Receivables Trust, Ser 2017-3, Cl D
3.530%, 12/15/2023 (A)	1,150	1,160
Drive Auto Receivables Trust, Ser 2018-3, Cl A3
3.010%, 11/15/2021	1,032	1,033
Drive Auto Receivables Trust, Ser 2018-4, Cl A3
3.040%, 11/15/2021	350	350
Drive Auto Receivables Trust, Ser 2018-4, Cl B
3.360%, 10/17/2022	1,270	1,276
Drive Auto Receivables Trust, Ser 2018-5, Cl A2B
2.760%, VAR ICE LIBOR USD 1 Month+0.320%, 07/15/2021	283	283
Drive Auto Receivables Trust, Ser 2019-2, Cl A2A
2.930%, 03/15/2022	785	786
Drive Auto Receivables Trust, Ser 2019-2, Cl A3
3.040%, 03/15/2023	410	413
DT Auto Owner Trust, Ser 2018-3A, Cl A
3.020%, 02/15/2022 (A)	984	987
DT Auto Owner Trust, Ser 2018-3A, Cl B
3.560%, 09/15/2022 (A)	975	986
Enterprise Fleet Financing LLC, Ser 2016-2, Cl A2
1.740%, 02/22/2022 (A)	126	126
Enterprise Fleet Financing LLC, Ser 2017-2, Cl A2
1.970%, 01/20/2023 (A)	173	173

SEI Institutional Investments Trust / Annual Report / May 31, 2019	249

SCHEDULE OF INVESTMENTS

May 31, 2019

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Enterprise Fleet Financing LLC, Ser 2018-2, Cl A2
3.140%, 02/20/2024 (A)	$465	$468
Enterprise Fleet Financing LLC, Ser 2019-1, Cl A2
2.980%, 10/22/2024 (A)	725	731
Exeter Automobile Receivables Trust, Ser 2018-1A, Cl A
2.210%, 05/17/2021 (A)	19	19
Exeter Automobile Receivables Trust, Ser 2018-3A, Cl A
2.900%, 01/18/2022 (A)	369	370
Exeter Automobile Receivables Trust, Ser 2019-1A, Cl A
3.200%, 04/15/2022 (A)	849	851
First Investors Auto Owner Trust, Ser 2017- 2A, Cl A1
1.860%, 10/15/2021 (A)	26	26
First Investors Auto Owner Trust, Ser 2018- 1A, Cl A1
2.840%, 05/16/2022 (A)	123	123
First Investors Auto Owner Trust, Ser 2019- 1A, Cl A
2.890%, 03/15/2024 (A)	301	303
Flagship Credit Auto Trust, Ser 2017-2, Cl A
1.850%, 07/15/2021 (A)	77	77
Flagship Credit Auto Trust, Ser 2017-3, Cl A
1.880%, 10/15/2021 (A)	186	185
Flagship Credit Auto Trust, Ser 2018-3, Cl A
3.070%, 02/15/2023 (A)	427	428
Flagship Credit Auto Trust, Ser 2018-4, Cl A
3.410%, 05/15/2023 (A)	874	882
Flagship Credit Auto Trust, Ser 2019-1, Cl A
3.110%, 08/15/2023 (A)	426	429
Flagship Credit Auto Trust, Ser 2019-2, Cl A
2.830%, 10/16/2023 (A)	1,175	1,179
Ford Credit Auto Owner Trust, Ser 2015-2, Cl A
2.440%, 01/15/2027 (A)	885	885
GLS Auto Receivables Trust, Ser 2017-1A, Cl A2
2.670%, 04/15/2021 (A)	103	103
GLS Auto Receivables Trust, Ser 2018-1A, Cl A
2.820%, 07/15/2022 (A)	471	471
GLS Auto Receivables Trust, Ser 2018-2A, Cl A
3.250%, 04/18/2022 (A)	574	575
GLS Auto Receivables Trust, Ser 2019-2A, Cl A
3.060%, 04/17/2023 (A)	840	844
Hertz Fleet Lease Funding, Ser 2019-1, Cl A1
3.231%, VAR ICE LIBOR USD 1 Month+0.470%, 01/10/2033 (A)	1,570	1,570
Hertz Fleet Lease Funding, Ser 2019-1, Cl A2
2.700%, 01/10/2033 (A)	1,120	1,120

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Honda Auto Receivables Owner Trust, Ser 2018-1, Cl A2
2.360%, 06/15/2020	$327	$327
Mercedes-Benz Auto Lease Trust, Ser 2018-A, Cl A2
2.200%, 04/15/2020	83	83
Mercedes-Benz Auto Lease Trust, Ser 2019-A, Cl A3
3.100%, 11/15/2021	465	470
Mercedes-Benz Auto Receivables Trust, Ser 2016-1, Cl A4
1.460%, 12/15/2022	1,900	1,883
Nissan Auto Receivables Owner Trust, Ser 2016-A, Cl A3
1.340%, 10/15/2020	70	70
Nissan Auto Receivables Owner Trust, Ser 2018-B, Cl A2A
2.760%, 07/15/2021	506	506
Prestige Auto Receivables Trust, Ser 2017-1A, Cl A3
2.050%, 10/15/2021 (A)	1,197	1,196
Prestige Auto Receivables Trust, Ser 2018-1A, Cl A2
2.970%, 12/15/2021 (A)	775	776
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl C
2.460%, 03/15/2022	725	724
Santander Retail Auto Lease Trust, Ser 2017- A, Cl A3
2.220%, 01/20/2021 (A)	2,150	2,146
Securitized Term Auto Receivables Trust, Ser 2019-1A, Cl A3
2.986%, 02/27/2023 (A)	750	759
Skopos Auto Receivables Trust, Ser 2018-1A, Cl A
3.190%, 09/15/2021 (A)	207	207
Tesla Auto Lease Trust, Ser 2018-A, Cl A
2.320%, 12/20/2019 (A)	234	234
Tesla Auto Lease Trust, Ser 2018-B, Cl A
3.710%, 08/20/2021 (A)	1,638	1,660
Tidewater Auto Receivables Trust, Ser 2018- AA, Cl A2
3.120%, 07/15/2022 (A)	470	470
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A3
1.300%, 04/15/2020	11	11
United Auto Credit Securitization Trust, Ser 2018-1, Cl B
2.760%, 10/13/2020 (A)	145	145
United Auto Credit Securitization Trust, Ser 2019-1, Cl A
2.820%, 07/12/2021 (A)	960	960

250	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust, Ser 2018-1A, Cl A2B
2.690%, VAR ICE LIBOR USD 1 Month+0.250%, 12/15/2020 (A)	$184	$184
Westlake Automobile Receivables Trust, Ser 2018-2A, Cl A2A
2.840%, 09/15/2021 (A)	307	307
Wheels SPV 2 LLC, Ser 2017-1A, Cl A2
1.880%, 04/20/2026 (A)	100	99
Wheels SPV 2 LLC, Ser 2018-1A, Cl A2
3.060%, 04/20/2027 (A)	294	295
World Omni Auto Receivables Trust, Ser 2019-A, Cl A2
3.020%, 04/15/2022	960	965
World Omni Select Auto Trust, Ser 2018-1A, Cl B
3.680%, 07/15/2023 (A)	465	475

Credit Cards — 4.8%

BA Credit Card Trust, Ser 2017-A1, Cl A1
1.950%, 08/15/2022	2,330	2,323
BA Credit Card Trust, Ser 2018-A1, Cl A1
2.700%, 07/17/2023	850	855
Cabela’s Credit Card Master Note Trust, Ser 2016-1, Cl A1
1.780%, 06/15/2022	640	640
Capital One Multi-Asset Execution Trust, Ser 2015-A3, Cl A3
2.840%, VAR ICE LIBOR USD 1 Month+0.400%, 03/15/2023	780	782
Capital One Multi-Asset Execution Trust, Ser 2016-A3, Cl A3
1.340%, 04/15/2022	2,750	2,749
Capital One Multi-Asset Execution Trust, Ser 2016-A6, Cl A6
1.820%, 09/15/2022	2,167	2,161
Discover Card Execution Note Trust, Ser 2015-A2, Cl A
1.900%, 10/17/2022	3,420	3,407
Discover Card Execution Note Trust, Ser 2016-A4, Cl A4
1.390%, 03/15/2022	360	359
Evergreen Credit Card Trust, Ser 2019-1, Cl A
2.920%, VAR ICE LIBOR USD 1 Month+0.480%, 01/15/2023 (A)	945	948
GE Capital Credit Card Master Note Trust, Ser 2012-7, Cl A
1.760%, 09/15/2022	1,110	1,108
Golden Credit Card Trust, Ser 2016-5A, Cl A
1.600%, 09/15/2021 (A)	550	548
Golden Credit Card Trust, Ser 2019-1A, Cl A
2.890%, VAR ICE LIBOR USD 1 Month+0.450%, 12/15/2022 (A)	980	982

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Master Credit Card Trust II, Ser 2018-1A, Cl A
2.932%, VAR ICE LIBOR USD 1 Month+0.490%, 07/21/2024 (A)	$355	$354
Master Credit Card Trust, Ser 2019-1A, Cl A
2.922%, VAR ICE LIBOR USD 1 Month+0.480%, 07/21/2022 (A)	530	531
Penarth Master Issuer, Ser 2018-1A, Cl A1
2.821%, VAR ICE LIBOR USD 1 Month+0.380%, 03/18/2022 (A)	1,220	1,219
Synchrony Credit Card Master Note Trust, Ser 2016-3, Cl B
1.910%, 09/15/2022	1,254	1,250
Trillium Credit Card Trust II, Ser 2019-1A, Cl A
2.910%, VAR ICE LIBOR USD 1 Month+0.480%, 01/26/2024 (A)	1,100	1,103

Other Asset-Backed Securities — 14.8%

Ally Master Owner Trust, Ser 2018-2, Cl A
3.290%, 05/15/2023	1,055	1,074
ALM VI, Ser 2018-6A, Cl A1B3
3.797%, VAR ICE LIBOR USD 3 Month+1.200%, 07/15/2026 (A)	975	966
Apidos CLO XII, Ser 2018-12A, Cl AR
3.677%, VAR ICE LIBOR USD 3 Month+1.080%, 04/15/2031 (A)	925	921
Atlas Senior Loan Fund IX LLC, Ser 2018-9A, Cl A
3.462%, VAR ICE LIBOR USD 3 Month+0.870%, 04/20/2028 (A)	1,375	1,369
Avant Loans Funding Trust, Ser 2019-A, Cl A
3.480%, 07/15/2022 (A)	776	778
Barings BDC Static CLO, Ser 2019-1A, Cl A1
3.544%, VAR ICE LIBOR USD 3 Month+1.020%, 04/15/2027 (A)	1,095	1,094
BlueMountain CLO, Ser 2018-2A, Cl A1R
3.531%, VAR ICE LIBOR USD 3 Month+0.930%, 07/18/2027 (A)	1,275	1,268
Carlyle Global Market Strategies CLO, Ser 2017-2A, Cl AR
3.491%, VAR ICE LIBOR USD 3 Month+0.890%, 01/18/2029 (A)	335	334
Carlyle Global Market Strategies CLO, Ser 2018-1A, Cl A1R2
3.558%, VAR ICE LIBOR USD 3 Month+0.970%, 04/17/2031 (A)	1,000	991
CIFC Funding, Ser 2017-1A, Cl A1R
3.851%, VAR ICE LIBOR USD 3 Month+1.250%, 07/16/2030 (A)	1,060	1,059
Cloud Pass-Through Trust, Ser 2019-1A, Cl CLOU
3.554%, 12/05/2022 (A)(B)	1,572	1,589
CLUB Credit Trust, Ser 2017-P2, Cl A
2.610%, 01/15/2024 (A)	156	155

SEI Institutional Investments Trust / Annual Report / May 31, 2019	251

SCHEDULE OF INVESTMENTS

May 31, 2019

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
CNH Equipment Trust, Ser 2017-C, Cl A2
1.840%, 03/15/2021	$676	$675
Cole Park CLO, Ser 2018-1A, Cl AR
3.642%, VAR ICE LIBOR USD 3 Month+1.050%, 10/20/2028 (A)	1,150	1,150
Columbia Cent CLO 27, Ser 2018-27A, Cl A1
3.730%, VAR ICE LIBOR USD 3 Month+1.150%, 10/25/2028 (A)	720	719
Credit-Based Asset Servicing & Securitization LLC, Ser 2005-CB3, Cl M2
3.360%, VAR ICE LIBOR USD 1 Month+0.930%, 05/25/2035	461	463
Daimler Trucks Retail Trust, Ser 2019-1, Cl A2
2.770%, 04/15/2021 (A)	405	405
Dell Equipment Finance Trust, Ser 2018-1, Cl A2A
2.970%, 10/22/2020 (A)	484	485
Dell Equipment Finance Trust, Ser 2019-1, Cl A2
2.780%, 08/23/2021 (A)	330	331
DLL Securitization Trust, Ser 2017-A, Cl A2
1.890%, 07/15/2020 (A)	47	47
Engs Commercial Finance Trust, Ser 2018-1A, Cl A1
2.970%, 02/22/2021 (A)	172	172
Finance of America Structured Securities Trust, Ser 2018-HB1, Cl A
3.375%, 09/25/2028 (A)(B)	349	348
Finance of America Structured Securities Trust, Ser 2019-HB1, Cl A
3.279%, 04/25/2029 (A)(B)	483	483
Ford Credit Floorplan Master Owner Trust, Ser 2016-5, Cl A1
1.950%, 11/15/2021	1,200	1,196
Ford Credit Floorplan Master Owner Trust, Ser 2016-5, Cl B
2.160%, 11/15/2021	475	474
GreatAmerica Leasing Receivables Funding, Ser 2018-1, Cl A2
2.350%, 05/15/2020 (A)	156	156
GSAMP Trust, Ser 2006-HE1, Cl A2D
2.740%, VAR ICE LIBOR USD 1 Month+0.310%, 01/25/2036	360	360
KKR CLO, Ser 2018-21, Cl A
3.597%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2031 (A)	775	768
Madison Park Funding XII, Ser 2017-12A, Cl AR
3.852%, VAR ICE LIBOR USD 3 Month+1.260%, 07/20/2026 (A)	211	211

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Madison Park Funding XXX, Ser 2018-30A, Cl A
3.347%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2029 (A)	$1,350	$1,337
Magnetite VII, Ser 2018-7A, Cl A1R2
3.397%, VAR ICE LIBOR USD 3 Month+0.800%, 01/15/2028 (A)	1,250	1,240
Magnetite VIII, Ser 2018-8A, Cl AR2
3.577%, VAR ICE LIBOR USD 3 Month+0.980%, 04/15/2031 (A)	685	681
Marlette Funding Trust, Ser 2017-3A, Cl A
2.360%, 12/15/2024 (A)	46	46
Marlette Funding Trust, Ser 2018-1A, Cl A
2.610%, 03/15/2028 (A)	127	127
Marlette Funding Trust, Ser 2018-2A, Cl A
3.060%, 07/17/2028 (A)	191	191
Marlette Funding Trust, Ser 2018-4A, Cl A
3.710%, 12/15/2028 (A)	432	435
Marlette Funding Trust, Ser 2019-1A, Cl A
3.440%, 04/16/2029 (A)	1,271	1,280
Marlette Funding Trust, Ser 2019-2A, Cl A
3.130%, 07/16/2029 (A)	855	858
Mercedes-Benz Master Owner Trust, Ser 2019-AA, Cl A
2.786%, VAR ICE LIBOR USD 1 Month+0.350%, 05/15/2023 (A)	625	625
Mill City Mortgage Trust, Ser 2015-2, Cl A2
3.000%, 09/25/2057 (A)(B)	718	720
MMAF Equipment Finance LLC, Ser 2013-AA, Cl A5
2.570%, 06/09/2033 (A)	422	422
MMAF Equipment Finance LLC, Ser 2017-AA, Cl A3
2.040%, 02/16/2022 (A)	408	407
MMAF Equipment Finance LLC, Ser 2019-A, Cl A2
2.840%, 01/10/2022 (A)	900	905
Morgan Stanley Capital 1 Trust, Ser 2012-STAR, Cl A1
2.084%, 08/05/2034 (A)	140	138
Nationstar HECM Loan Trust, Ser 2018-1A, Cl A
2.760%, 02/25/2028 (A)(B)	136	135
Nationstar HECM Loan Trust, Ser 2018-2A, Cl A
3.188%, 07/25/2028 (A)(B)	180	180
Navient Student Loan Trust, Ser 2017-3A, Cl A1
2.730%, VAR ICE LIBOR USD 1 Month+0.300%, 07/26/2066 (A)	159	158

252	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2018-1A, Cl A2
2.780%, VAR ICE LIBOR USD 1 Month+0.350%, 03/25/2067 (A)	$890	$887
Navient Student Loan Trust, Ser 2019-2A, Cl A1
2.750%, VAR ICE LIBOR USD 1 Month+0.270%, 02/27/2068 (A)	845	844
NextGear Floorplan Master Owner Trust, Ser 2017-2A, Cl A1
3.120%, VAR ICE LIBOR USD 1 Month+0.680%, 10/17/2022 (A)	1,530	1,536
NextGear Floorplan Master Owner Trust, Ser 2019-1A, Cl A1
3.090%, VAR ICE LIBOR USD 1 Month+0.650%, 02/15/2024 (A)	955	958
Nissan Master Owner Trust Receivables, Ser 2017-C, Cl A
2.760%, VAR ICE LIBOR USD 1 Month+0.320%, 10/17/2022	2,000	2,001
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS1, Cl A
3.193%, 01/25/2023 (A)	480	481
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS2, Cl A
3.265%, 02/25/2023 (A)	297	298
NYCTL Trust, Ser 2017-A, Cl A
1.870%, 11/10/2030 (A)	147	146
NYCTL Trust, Ser 2018-A, Cl A
3.220%, 11/10/2031 (A)	1,119	1,125
OCP CLO, Ser 2017-8A, Cl A1R
3.438%, VAR ICE LIBOR USD 3 Month+0.850%, 04/17/2027 (A)	700	699
OneMain Financial Issuance Trust, Ser 2016-1A, Cl B
4.570%, 02/20/2029 (A)	340	345
Onemain Financial Issuance Trust, Ser 2018-1A, Cl A
3.300%, 03/14/2029 (A)	395	402
OneMain Financial Issuance Trust, Ser 2019-1A, Cl A
3.480%, 02/14/2031 (A)	800	814
OZLM VII, Ser 2018-7RA, Cl A1R
3.598%, VAR ICE LIBOR USD 3 Month+1.010%, 07/17/2029 (A)	965	959
OZLM XII, Ser 2018-12A, Cl A1R
3.633%, VAR ICE LIBOR USD 3 Month+1.050%, 04/30/2027 (A)	650	649
Palmer Square CLO, Ser 2018-3A, Cl A2
3.868%, VAR ICE LIBOR USD 3 Month+1.350%, 08/15/2026 (A)	820	816
PFS Financing, Ser 2016-BA, Cl A
1.870%, 10/15/2021 (A)	595	593

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Prosper Marketplace Issuance Trust, Ser 2018-1A, Cl A
3.110%, 06/17/2024 (A)	$98	$99
PRPM LLC, Ser 2018-1A, Cl A1
3.750%, 04/25/2023 (A)(B)	424	425
Regional Management Issuance Trust, Ser 2018-1, Cl A
3.830%, 07/15/2027 (A)	470	472
Shackleton CLO, Ser 2018-6RA, Cl A
3.608%, VAR ICE LIBOR USD 3 Month+1.020%, 07/17/2028 (A)	725	724
SLC Student Loan Trust, Ser 2005-1, Cl A3
2.618%, VAR ICE LIBOR USD 3 Month+0.100%, 02/15/2025	707	706
SLC Student Loan Trust, Ser 2006-1, Cl A5
2.721%, VAR ICE LIBOR USD 3 Month+0.110%, 03/15/2027	1,265	1,261
SLM Student Loan Trust, Ser 2004-3, Cl A5
2.750%, VAR ICE LIBOR USD 3 Month+0.170%, 07/25/2023	96	96
SLM Student Loan Trust, Ser 2004-8A, Cl A5
3.080%, VAR ICE LIBOR USD 3 Month+0.500%, 04/25/2024 (A)	135	135
SLM Student Loan Trust, Ser 2005-3, Cl A5
2.670%, VAR ICE LIBOR USD 3 Month+0.090%, 10/25/2024	199	199
SLM Student Loan Trust, Ser 2005-4, Cl A3
2.700%, VAR ICE LIBOR USD 3 Month+0.120%, 01/25/2027	364	361
SLM Student Loan Trust, Ser 2007-6, Cl A4
2.960%, VAR ICE LIBOR USD 3 Month+0.380%, 10/25/2024	1,169	1,169
SLM Student Loan Trust, Ser 2008-5, Cl A4
4.280%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	600	608
SLM Student Loan Trust, Ser 2008-9, Cl A
4.080%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	631	637
SLM Student Loan Trust, Ser 2011-1, Cl A1
2.950%, VAR ICE LIBOR USD 1 Month+0.520%, 03/25/2026	188	188
SoFi Consumer Loan Program LLC, Ser 2016-2A, Cl A
3.090%, 10/27/2025 (A)	499	500
SoFi Consumer Loan Program LLC, Ser 2016-3, Cl A
3.050%, 12/26/2025 (A)	540	541
SoFi Consumer Loan Program LLC, Ser 2017-1, Cl A
3.280%, 01/26/2026 (A)	514	517
SoFi Consumer Loan Program LLC, Ser 2017-6, Cl A1
2.200%, 11/25/2026 (A)	62	62

SEI Institutional Investments Trust / Annual Report / May 31, 2019	253

SCHEDULE OF INVESTMENTS

May 31, 2019

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SoFi Consumer Loan Program Trust, Ser 2018-1, Cl A1
2.550%, 02/25/2027 (A)	$223	$223
SoFi Consumer Loan Program Trust, Ser 2018-2, Cl A1
2.930%, 04/26/2027 (A)	236	236
SoFi Consumer Loan Program Trust, Ser 2018-3, Cl A1
3.200%, 08/25/2027 (A)	194	195
SoFi Consumer Loan Program Trust, Ser 2019-1, Cl A
3.240%, 02/25/2028 (A)	1,618	1,631
SoFi Consumer Loan Program Trust, Ser 2019-2, Cl A
3.010%, 04/25/2028 (A)	1,130	1,136
SoFi Consumer Loan Program Trust, Ser 2019-3, Cl A
2.900%, 05/25/2028 (A)	2,425	2,433
SoFi Professional Loan Program LLC, Ser 2017-A, Cl A1
3.130%, VAR ICE LIBOR USD 1 Month+0.700%, 03/26/2040 (A)	183	183
Springleaf Funding Trust, Ser 2016-AA, Cl A
2.900%, 11/15/2029 (A)	1,123	1,123
SPS Servicer Advance Receivables Trust, Ser 2016-T2, Cl AT2
2.750%, 11/15/2049 (A)	920	919
SPS Servicer Advance Receivables Trust, Ser 2018 -T1
3.620%, 10/17/2050	800	810
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (A)(B)	840	838
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057 (A)(B)	381	380
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
3.030%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (A)	661	659
Tryon Park CLO, Ser 2018-1A, Cl A1SR
3.487%, VAR ICE LIBOR USD 3 Month+0.890%, 04/15/2029 (A)	735	733
Verizon Owner Trust, Ser 2016-2A, Cl A
1.680%, 05/20/2021 (A)	282	282
Verizon Owner Trust, Ser 2017-2A, Cl B
2.220%, 12/20/2021 (A)	300	299
VOLT LXIV LLC, Ser 2017-NP11, Cl A1
3.375%, 10/25/2047 (A)	532	532
VOLT LXX LLC, Ser 2018-NPL6, Cl A1A
4.115%, 09/25/2048 (A)	489	491
Voya CLO, Ser 2017-1A, Cl A1R
3.501%, VAR ICE LIBOR USD 3 Month+0.900%, 01/18/2029 (A)	420	417

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Voya CLO, Ser 2017-3A, Cl A1R
3.300%, VAR ICE LIBOR USD 3 Month+0.720%, 07/25/2026 (A)	$602	$600
Total Asset-Backed Securities (Cost $134,878) ($ Thousands)		135,189

MORTGAGE-BACKED SECURITIES — 16.4%

Agency Mortgage-Backed Obligations — 4.0%
FHLMC
5.000%, 06/01/2026	152	157
1.500%, 01/17/2020	1,850	1,841
FHLMC ARM
4.260%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+ 2.008%, 02/01/2030	40	41
4.233%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.946%, 02/01/2022	10	10
FHLMC Multifamily Structured Pass Through Certificates, Ser KI03, Cl A
2.731%, VAR LIBOR USD 1 Month+0.250%, 02/25/2023	1,615	1,611
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2017-KT01, Cl A
2.757%, VAR LIBOR USD 1 Month+0.320%, 02/25/2020	605	604
FHLMC Multifamily Structured Pass-Through Certificates, Ser K020, Cl A1
1.573%, 01/25/2022	231	228
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
4.080%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	198	199
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M3
6.230%, VAR ICE LIBOR USD 1 Month+3.800%, 03/25/2025	841	879
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA1, Cl M1
3.630%, VAR ICE LIBOR USD 1 Month+1.200%, 08/25/2029	1,782	1,788
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2018-SPI2, Cl M1
3.818%, 05/25/2048 (A)(B)	572	573
FNMA
6.000%, 01/01/2027 to 04/01/2040	187	209
5.000%, 04/01/2020 to 03/01/2025	207	212
2.470%, VAR United States Secured Overnight Financing Rate+0.070%, 10/30/2019	1,100	1,100
1.900%, 10/01/2019	575	573

254	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA ARM
4.965%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.215%, 01/01/2029	$12	$12
4.691%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.197%, 11/01/2023	5	5
4.672%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.120%, 11/01/2025	4	4
4.592%, VAR ICE LIBOR USD 6 Month+1.771%, 09/01/2024	19	20
4.588%, VAR ICE LIBOR USD 6 Month+1.841%, 09/01/2024	52	53
4.234%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.084%, 05/01/2028	3	3
3.725%, VAR ICE LIBOR USD 6 Month+1.000%, 11/01/2021	3	3
FNMA CMO, Ser 2011-24, Cl PC
4.000%, 10/25/2039	814	825
FNMA, Ser 2017-M13, Cl FA
2.880%, VAR LIBOR USD 1 Month+0.400%, 10/25/2024	549	546
FREMF Mortgage Trust, Ser 2011-K12, Cl B
4.345%, 01/25/2046 (A)(B)	1,435	1,467
FREMF Mortgage Trust, Ser 2012-K712, Cl B
3.350%, 05/25/2045 (A)	190	190
FREMF Mortgage Trust, Ser 2013-K712, Cl C
3.350%, 05/25/2045 (A)(B)	1,610	1,607
FREMF Mortgage Trust, Ser 2014-K503, Cl C
2.983%, 10/25/2047 (A)(B)	350	348
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
2.917%, VAR ICE LIBOR USD 1 Month+0.450%, 10/07/2020	1,791	1,794
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
2.917%, VAR ICE LIBOR USD 1 Month+0.450%, 01/08/2020	1,008	1,010
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
2.867%, VAR ICE LIBOR USD 1 Month+0.400%, 02/06/2020	59	59
		17,971

Non-Agency Mortgage-Backed Obligations — 12.4%
Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
3.110%, VAR ICE LIBOR USD 1 Month+0.680%, 01/25/2035	173	173

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
3.150%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2034	$207	$207
Ajax Mortgage Loan Trust, Ser 2017-B, Cl A
3.163%, 09/25/2056 (A)(B)	636	638
Angel Oak Mortgage Trust I LLC, Ser 2017-2, Cl A1
2.478%, 07/25/2047 (A)(B)	227	226
Angel Oak Mortgage Trust I LLC, Ser 2018-3, Cl A1
3.649%, 09/25/2048 (A)(B)	472	477
Angel Oak Mortgage Trust I LLC, Ser 2019-1, Cl A1
3.920%, 11/25/2048 (A)(B)	991	1,008
Angel Oak Mortgage Trust I LLC, Ser 2019-2, Cl A1
3.628%, 03/25/2049 (A)(B)	469	473
Angel Oak Mortgage Trust LLC, Ser 2017-1, Cl A1
2.810%, 01/25/2047 (A)(B)	44	44
Angel Oak Mortgage Trust LLC, Ser 2017-3, Cl A1
2.708%, 11/25/2047 (A)(B)	171	171
BAMLL Commercial Mortgage Securities Trust, Ser 2018-DSNY, Cl A
3.290%, VAR LIBOR USD 1 Month+0.850%, 09/15/2034 (A)	1,150	1,150
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
4.238%, 07/25/2035 (B)	120	119
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
4.500%, 11/25/2035 (B)	14	14
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, Cl A
3.500%, 10/28/2057 (A)(B)	595	606
BBCMS Mortgage Trust, Ser 2017-DELC, Cl A
3.290%, VAR LIBOR USD 1 Month+0.850%, 08/15/2036 (A)	1,250	1,247
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-3, Cl 2A1
4.498%, 06/25/2035 (B)	61	64
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-6, Cl 3A1
4.572%, 08/25/2035 (B)	130	130
Bunker Hill Loan Depositary Trust, Ser 2019- 1, Cl A1
3.613%, 10/26/2048 (A)	296	301

SEI Institutional Investments Trust / Annual Report / May 31, 2019	255

SCHEDULE OF INVESTMENTS

May 31, 2019

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust, Ser 2018-IND, Cl A
3.190%, VAR LIBOR USD 1 Month+0.750%, 11/15/2035 (A)	$406	$406
BX Trust, Ser 2018-MCSF, Cl A
3.016%, VAR LIBOR USD 1 Month+0.577%, 04/15/2035 (A)	800	793
CGDBB Commercial Mortgage Trust, Ser 2017-BIOC, Cl A
3.230%, VAR LIBOR USD 1 Month+0.790%, 07/15/2032 (A)	500	500
CHL Mortgage Pass-Through Trust, Ser 2004-29, Cl 1A1
2.970%, VAR ICE LIBOR USD 1 Month+0.540%, 02/25/2035	18	17
CHL Mortgage Pass-Through Trust, Ser 2005-HY10, Cl 3A1A
4.260%, 02/20/2036 (B)	92	85
CIM Trust, Ser 2017-7, Cl A
3.000%, 04/25/2057 (A)(B)	818	821
Citigroup Commercial Mortgage Trust, Ser 2019-SST2, Cl A
3.360%, VAR LIBOR USD 1 Month+0.920%, 12/15/2036 (A)	1,150	1,150
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, Cl 1A
4.513%, 09/25/2034 (B)	21	21
Citigroup Mortgage Loan Trust, Ser 2006-AR2, Cl 1A1
4.814%, 03/25/2036 (B)	101	96
Citigroup Mortgage Loan Trust, Ser 2018-RP2, Cl A1
3.500%, 02/25/2058 (A)(B)	534	545
COLT Mortgage Loan Trust, Ser 2018-1, Cl A1
2.930%, 02/25/2048 (A)(B)	204	204
COLT Mortgage Loan Trust, Ser 2018-2, Cl A1
3.470%, 07/27/2048 (A)(B)	551	554
COLT Mortgage Loan Trust, Ser 2018-3, Cl A1
3.692%, 10/26/2048 (A)(B)	151	153
COLT Mortgage Loan Trust, Ser 2018-4, Cl A1
4.006%, 12/28/2048 (A)(B)	677	688
COLT Mortgage Loan Trust, Ser 2019-1, Cl A1
3.705%, 03/25/2049 (A)(B)	364	369
COMM Mortgage Trust, Ser 2014-LC17, Cl A2
3.164%, 10/10/2047	565	565
COMM Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/2047	355	355
COMM Mortgage Trust, Ser 2015-CR22, Cl A2
2.856%, 03/10/2048	1,080	1,079
COMM Mortgage Trust, Ser CR23, Cl A2
2.852%, 05/10/2048	960	960

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl B
3.693%, VAR LIBOR USD 1 Month+1.230%, 05/15/2036 (A)	$1,150	$1,142
CSABS, Ser 2018-LD1, Cl A
3.420%, 07/25/2024	155	155
Deephaven Residential Mortgage Trust, Ser 2017-1A, Cl A1
2.725%, 12/26/2046 (A)(B)	58	58
Deephaven Residential Mortgage Trust, Ser 2017-2A, Cl A1
2.453%, 06/25/2047 (A)(B)	158	158
Deephaven Residential Mortgage Trust, Ser 2017-3A, Cl A1
2.577%, 10/25/2047 (A)(B)	187	186
Deephaven Residential Mortgage Trust, Ser 2018-1A, Cl A1
2.976%, 12/25/2057 (A)(B)	298	298
Deephaven Residential Mortgage Trust, Ser 2018-2A, Cl A1
3.479%, 04/25/2058 (A)(B)	582	587
Deephaven Residential Mortgage Trust, Ser 2018-3A, Cl A1
3.789%, 08/25/2058 (A)(B)	800	809
FDIC Guaranteed Notes Trust, Ser 2010-S4, Cl A
3.213%, VAR LIBOR USD 1 Month+0.720%, 12/04/2020 (A)	988	970
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2, Cl M2
5.230%, VAR ICE LIBOR USD 1 Month+2.800%, 05/25/2028	670	682
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA3, Cl M2
4.430%, VAR ICE LIBOR USD 1 Month+2.000%, 12/25/2028	634	639
Flagstar Mortgage Trust, Ser 2018-5, Cl A7
4.000%, 09/25/2048 (A)(B)	490	498
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M1
3.380%, VAR ICE LIBOR USD 1 Month+0.950%, 05/25/2024	10	10
FNMA Connecticut Avenue Securities, Ser 2017-C02, Cl 2M1
3.580%, VAR ICE LIBOR USD 1 Month+1.150%, 09/25/2029	346	347
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
4.094%, 11/19/2035 (B)	140	135
GS Mortgage Securities II, Ser 2015-GC30, Cl A2
2.726%, 05/10/2050	400	399

256	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (A)	$200	$201
GS Mortgage Securities Trust, Ser 2015- GC28, Cl A2
2.898%, 02/10/2048	645	645
GS Mortgage Securities Trust, Ser 2017- 500K, Cl A
3.140%, VAR LIBOR USD 1 Month+0.700%, 07/15/2032 (A)	665	663
GS Mortgage Securities Trust, Ser 2018- FBLU, Cl B
3.640%, VAR LIBOR USD 1 Month+1.200%, 11/15/2035 (A)	1,880	1,872
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
4.658%, 07/25/2035 (B)	159	140
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
4.304%, 05/25/2037 (B)	150	130
Impac CMB Trust, Ser 2004-9, Cl 1A1
3.190%, VAR ICE LIBOR USD 1 Month+0.760%, 01/25/2035	53	53
Impac CMB Trust, Ser 2005-2, Cl 1A1
2.950%, VAR ICE LIBOR USD 1 Month+0.520%, 04/25/2035	55	55
Impac CMB Trust, Ser 2005-3, Cl A1
2.910%, VAR ICE LIBOR USD 1 Month+0.480%, 08/25/2035	52	51
Impac CMB Trust, Ser 2005-5, Cl A1
3.070%, VAR ICE LIBOR USD 1 Month+0.640%, 08/25/2035	42	41
Impac CMB Trust, Ser 2005-8, Cl 1A
2.950%, VAR ICE LIBOR USD 1 Month+0.520%, 02/25/2036	136	133
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C14, Cl A2
3.019%, 08/15/2046	394	393
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl A2
3.181%, 09/15/2047	167	167
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, Cl A2
2.949%, 11/15/2047	809	809
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A2
2.773%, 10/15/2048	898	897
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C29, Cl A2
2.921%, 05/15/2048	1,887	1,889
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
4.309%, 08/25/2035 (B)	64	63

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
4.348%, 05/25/2037 (B)	$100	$91
JPMorgan Mortgage Trust, Ser 2018-7FRB, Cl A2
3.227%, VAR ICE LIBOR USD 1 Month+0.750%, 04/25/2046 (A)	605	604
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
3.300%, VAR LIBOR USD 1 Month+0.800%, 05/15/2036 (A)	290	290
Lanark Master Issuer, Ser 2019-1A, Cl 1A1
3.295%, VAR ICE LIBOR USD 3 Month+0.770%, 12/22/2069 (A)	200	201
LSTAR Securities Investment, Ser 2019-4, Cl A1
3.930%, VAR ICE LIBOR USD 1 Month+1.500%, 05/01/2024 (A)	800	804
Merrill Lynch Mortgage Investors, Ser 2005- A3, Cl A1
2.700%, VAR ICE LIBOR USD 1 Month+0.270%, 04/25/2035	20	20
Merrill Lynch Mortgage-Backed Securities Trust, Ser 2007-3, Cl 2A1
4.297%, 06/25/2037 (B)	136	111
MetLife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055 (A)(B)	295	296
MFA Trust, Ser 2017-RPL1, Cl A1
2.588%, 02/25/2057 (A)(B)	180	179
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061 (A)(B)	618	617
Mill City Mortgage Loan Trust, Ser 2018-1, Cl A1
3.250%, 05/25/2062 (A)(B)	325	329
Mill City Mortgage Loan Trust, Ser 2018-2, Cl A1
3.500%, 05/25/2058 (A)(B)	1,064	1,088
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C14, Cl A3
3.669%, 02/15/2047	2,306	2,342
MortgageIT Trust, Ser 2005-5, Cl A1
2.950%, VAR ICE LIBOR USD 1 Month+0.520%, 12/25/2035	153	152
Mortgage-Linked Amortizing Notes, Ser 2012-1, Cl A10
2.060%, 01/15/2022	310	309
MTRO Commercial Mortgage Trust, Ser 2019- TECH, Cl A
3.340%, VAR LIBOR USD 1 Month+0.900%, 12/15/2033 (A)	775	776

SEI Institutional Investments Trust / Annual Report / May 31, 2019	257

SCHEDULE OF INVESTMENTS

May 31, 2019

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Ser 2016-T2, Cl AT2
2.575%, 10/15/2049 (A)	$256	$256
New Residential Mortgage LLC, Ser 2018- FNT1, Cl A
3.610%, 05/25/2023 (A)	860	871
New Residential Mortgage LLC, Ser 2018- FNT2, Cl A
3.790%, 07/25/2054 (A)	654	666
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057 (A)(B)	392	405
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057 (A)(B)	892	919
New Residential Mortgage Loan Trust, Ser 2018-1A, Cl A1
4.000%, 09/25/2057 (A)(B)	398	407
OBX Trust, Ser 2018-1, Cl A2
3.080%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/2057 (A)	111	110
OBX Trust, Ser 2018-EXP2, Cl 2A1A
3.180%, VAR ICE LIBOR USD 1 Month+0.750%, 07/25/2058 (A)	923	923
OBX Trust, Ser 2019-INV1, Cl A8
4.000%, 11/25/2048 (A)(B)	961	980
Paragon Mortgages, Ser 2006-12A, Cl A2C
2.738%, VAR ICE LIBOR USD 3 Month+0.220%, 11/15/2038 (A)	114	107
Paragon Mortgages, Ser 2007-15A, Cl A2C
2.831%, VAR ICE LIBOR USD 3 Month+0.220%, 12/15/2039 (A)	272	257
Residential Funding Mortgage Securities, Ser 2007-SA3, Cl 2A1
5.184%, 07/27/2037 (B)	124	111
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
2.981%, VAR ICE LIBOR USD 1 Month+0.540%, 01/20/2035	15	15
Sequoia Mortgage Trust, Ser 2017-CH2, Cl A10
4.000%, 12/25/2047 (A)(B)	320	324
Sequoia Mortgage Trust, Ser 2018-CH3, Cl A1
4.500%, 08/25/2048 (A)(B)	641	666
SG Residential Mortgage Trust, Ser 2018-1, Cl A1
3.425%, 04/27/2048 (A)(B)	541	545
Spruce Hill Mortgage Loan Trust, Ser 2019-SH1
3.265%, 04/29/2049	650	650
Stanwich Mortgage Loan Trust, Ser 2018-NPB1, Cl A1
4.016%, 05/16/2023 (A)	576	578

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A)(B)	$161	$161
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(B)	173	172
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A)(B)	146	146
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 04/25/2056 (A)(B)	321	318
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)(B)	516	511
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057 (A)(B)	726	725
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057 (A)(B)	296	296
Verus Securitization Trust, Ser 2018-1, Cl A1
2.929%, 02/25/2048 (A)(B)	190	190
Verus Securitization Trust, Ser 2018-2, Cl A1
3.677%, 06/01/2058 (A)(B)	627	633
Verus Securitization Trust, Ser 2019-2, Cl A1
3.211%, 04/25/2059 (A)(B)	575	575
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
4.230%, 03/25/2036 (B)	193	189
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, Cl A2
2.855%, 05/15/2048	271	271
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS2, Cl A2
3.020%, 07/15/2058	1,520	1,520
Wells Fargo Mortgage Backed Securities Trust, Ser 2019-2, Cl A3
4.000%, 04/25/2049 (A)(B)	675	687
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, Cl A2
4.949%, 01/25/2035 (B)	47	48
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR10, Cl 2A1
4.830%, 07/25/2036 (B)	98	101
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl A2
2.927%, 03/15/2046	25	25
WFRBS Commercial Mortgage Trust, Ser 2014-LC14, Cl A2
2.862%, 03/15/2047	41	41

		55,292
Total Mortgage-Backed Securities (Cost $72,820) ($ Thousands)		73,263

258	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 4.5%
U.S. Treasury Notes
2.463%, VAR US Treasury 3 Month Bill Money Market Yield+0.139%, 04/30/2021	$1,500	$1,500
2.439%, VAR US Treasury 3 Month Bill Money Market Yield+0.115%, 01/31/2021	1,400	1,400
1.500%, 10/31/2019	2,105	2,098
1.500%, 11/30/2019	3,800	3,784
1.250%, 08/31/2019	3,280	3,270
1.125%, 12/31/2019	8,000	7,943
Total U.S. Treasury Obligations (Cost $19,981) ($ Thousands)		19,995

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.8%
FHLMC
2.700%, 09/27/2021	1,750	1,752
2.600%, 04/01/2021	3,500	3,501
FHLMC CMO, Ser 2010-3745, Cl GP
4.000%, 06/15/2039	1,237	1,269
FHLMC CMO, Ser 2013-4206, Cl CA
3.000%, 05/15/2037	1,255	1,268
FNMA
2.560%, VAR United States Secured Overnight Financing Rate+0.160%, 01/30/2020	1,150	1,151
FNMA CMO, Ser 1993-58, Cl H
5.500%, 04/25/2023	15	15
FNMA CMO, Ser 2001-33, Cl FA
2.880%, VAR LIBOR USD 1 Month+0.450%, 07/25/2031	14	14
FNMA CMO, Ser 2002-64, Cl FG
2.691%, VAR LIBOR USD 1 Month+0.250%, 10/18/2032	9	9
FNMA CMO, Ser 2008-47, Cl FA
2.930%, VAR LIBOR USD 1 Month+0.500%, 06/25/2023	28	28
FNMA CMO, Ser 2011-38, Cl BA
4.000%, 02/25/2035	954	954
FNMA CMO, Ser 2012-63, Cl FE
2.830%, VAR LIBOR USD 1 Month+0.400%, 06/25/2038	542	542
GNMA CMO, Ser 2010-81, Cl PM
3.750%, 04/20/2039	793	800
GNMA CMO, Ser 2012-31, Cl KA
1.500%, 12/20/2038	1,175	1,173

Total U.S. Government Agency Obligations (Cost $12,421) ($ Thousands)		12,476

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 0.8%

California — 0.2%
California State, GO
Callable 10/01/2021 @ 100
3.260%, 04/01/2047 (C)	$1,150	$1,151

New Jersey — 0.3%
Monmouth County, Improvement Authority, RB
2.500%, 11/14/2019	1,165	1,163

Pennsylvania — 0.2%
Pennsylvania State, Turnpike Commission, Sub-Ser B, RB
1.760%, 12/01/2019	770	767

Utah — 0.1%
Utah State, Board of Regents, Ser 2016-1, Cl A, RB
3.180%, VAR ICE LIBOR USD 1 Month+0.750%, 09/25/2056	452	452

Total Municipal Bonds (Cost $3,536) ($ Thousands)		3,533

SOVEREIGN DEBT — 0.4%

Province of Ontario Canada
2.550%, 02/12/2021	1,750	1,761

Total Sovereign Debt (Cost $1,745) ($ Thousands)		1,761

	Shares

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	2,370,705	2,371
Total Cash Equivalent (Cost $2,371) ($ Thousands)		2,371

SEI Institutional Investments Trust / Annual Report / May 31, 2019	259

SCHEDULE OF INVESTMENTS

May 31, 2019

Ultra Short Duration Bond Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

REPURCHASE AGREEMENT — 0.4%
BNP Paribas
2.500%, dated on 05/31/2019, to be repurchased on 06/03/2019, repurchase price $2,000,417 (collateralized by various U.S. Government Agency and Treasury Obligations, 2.416% - 4.000%, 07/01/2036 - 12/01/2048, ranging in par value from $1,259 - $1,246,003; with total market value of $2,040,000) (D)	$2,000	$2,000

Total Repurchase Agreement (Cost $2,000) ($ Thousands)		2,000

Total Investments in Securities — 102.2% (Cost $454,944) ($ Thousands)		$456,315

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Notes	(38)	Sep-2019	$(4,758)	$(4,817)	$(59)
U.S. 2-Year Treasury Notes	35	Oct-2019	7,488	7,514	26
U.S. 5-Year Treasury Notes	24	Oct-2019	2,801	2,817	16
U.S. Long Treasury Bond	(1)	Sep-2019	(152)	(154)	(2)

			$5,379	$5,360	$(19)

Percentages are based on Net Assets of $446,319 ($ Thousands).
**	Rate shown is the 7-day effective yield as of May 31, 2019.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2019, the value of these securities amounted to $185,167 ($ Thousands), representing 41.5% of the Net Assets of the Fund.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(D)	Tri-Party Repurchase Agreement.

ARM — Adjustable Rate Mortgage

BAN— Bond Anticipation Note

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

FDIC — Federal Deposit Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

GMAC — General Motors Acceptance Corporation

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

MTN — Medium Term Note

NCUA — National Credit Union Association

RB — Revenue Bond

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$205,727	$–	$205,727
Asset-Backed Securities	–	135,189	–	135,189
Mortgage-Backed Securities	–	73,263	–	73,263
U.S. Treasury Obligations	–	19,995	–	19,995
U.S. Government Agency Obligations	–	12,476	–	12,476
Municipal Bonds	–	3,533	–	3,533
Sovereign Debt	–	1,761	–	1,761
Cash Equivalent	2,371	–	–	2,371
Repurchase Agreement	–	2,000	–	2,000

Total Investments in Securities	$2,371	$453,944	$–	$456,315

260	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$42	$–	$–	$42
Unrealized Depreciation	(61)	–	–	(61)

Total Other Financial Instruments	$(19)	$–	$–	$(19)

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$6,941	$191,874	$(196,444)	$—	$—	$2,371	2,370,705	$59	$—

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	261

SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Debt Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 94.8%

Albania — 0.0%
Albania Government International Bond
3.500%, 10/09/2025	EUR	579	$681

Angola — 0.7%
Angola Via Avenir II BV MTN
10.373%, VAR ICE LIBOR USD 6 Month+7.500%, 07/01/2023		$5,006	5,491
Angolan Government International Bond
9.500%, 11/12/2025		2,261	2,465
9.375%, 05/08/2048 (A)		2,204	2,214
9.375%, 05/08/2048		2,183	2,192
8.250%, 05/09/2028		2,829	2,846
Republic of Angola Via Avenir II BV MTN
7.391%, VAR ICE LIBOR USD 6 Month+4.500%, 12/11/2023		960	911
			16,119

Argentina — 2.9%
Adecoagro
6.000%, 09/21/2027 (A)		1,555	1,440
Agua y Saneamientos Argentinos
6.625%, 02/01/2023		1,820	1,163
Argentina Treasury Bond BONCER
2.500%, 07/22/2021	ARS	4,000	132
Argentine Bonos del Tesoro
18.200%, 10/03/2021		8,653	117
Argentine Republic Government International Bond
8.280%, 12/31/2033		$1,066	777
8.280%, 12/31/2033		897	680
7.820%, 12/31/2033	EUR	8,297	7,042
7.820%, 12/31/2033		20,636	17,620
7.125%, 07/06/2036		$1,937	1,322
6.875%, 04/22/2021		7,373	6,101
6.875%, 01/11/2048		609	406
5.875%, 01/11/2028		8,077	5,573
5.000%, 01/15/2027	EUR	2,240	1,671
3.380%, 4.740%, 03/31/2029, 12/31/2038 (B)		10,182	5,940

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.380%, 4.740%, 03/31/2029, 12/31/2038 (B)	EUR	1,468	$840
3.375%, 01/15/2023		990	792
Autonomous City of Buenos Aires Argentina
56.633%, VAR 30-35d Argentina BADLAR Private Banks+3.750%, 02/22/2028	ARS	43,883	751
22.625%, VAR 30-35d Argentina BADLAR Private Banks+3.250%, 03/29/2024		109,700	1,826
Bonos de la Nacion Argentina con Ajuste por CER
4.000%, 03/06/2020		37,682	1,169
4.000%, 03/06/2020		40	1
Bonos De La Nacion Argentina En Moneda Dua
4.500%, 06/21/2019		$543	555
4.500%, 02/13/2020		3,473	2,995
Provincia de Buenos Aires
7.875%, 06/15/2027		3,964	2,760
5.375%, 01/20/2023	EUR	910	722
Provincia de Cordoba
7.125%, 06/10/2021 (A)		$709	592
Provincia del Chaco Argentina
9.375%, 08/18/2024		979	624
Rio Energy
6.875%, 02/01/2025 (A)		2,378	1,656
6.875%, 02/01/2025		128	89
Transportadora de Gas del Sur
6.750%, 05/02/2025 (A)		359	333
YPF MTN
48.750%, VAR 30-35d Argentina BADLAR Private Banks+4.000%, 07/07/2020		536	185
			65,874

Azerbaijan — 1.1%
Republic of Azerbaijan International Bond
5.125%, 09/01/2029		2,996	3,043
4.750%, 03/18/2024		200	208
Southern Gas Corridor CJSC
6.875%, 03/24/2026 (A)		2,102	2,393
6.875%, 03/24/2026 (A)		1,720	1,959
6.875%, 03/24/2026		5,067	5,770
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030		868	998
6.950%, 03/18/2030		4,370	5,024
State Oil of the Azerbaijan Republic MTN
4.750%, 03/13/2023		2,290	2,344
4.750%, 03/13/2023		1,679	1,719
			23,458

262	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

Bahrain — 0.6%
Bahrain Government International Bond
7.500%, 09/20/2047 (A)		$2,198	$2,251
7.000%, 01/26/2026 (A)		400	423
7.000%, 10/12/2028 (A)		2,322	2,447
6.750%, 09/20/2029 (A)		1,923	1,983
6.125%, 08/01/2023		849	887
6.000%, 09/19/2044		300	267
Kingdom of Bahrain
6.000%, 09/19/2044 (A)		1,009	898
Oil and Gas Holding BSCC
8.375%, 11/07/2028		1,948	2,143
8.375%, 11/07/2028 (A)		810	891
7.625%, 11/07/2024 (A)		304	326
			12,516

Belarus — 0.2%
Belarus Government International Bond
7.625%, 06/29/2027		1,176	1,272
6.200%, 02/28/2030		505	505
Development Bank of Belarus
6.750%, 05/02/2024		1,097	1,116
Republic of Belarus International Bond
6.875%, 02/28/2023 (A)		694	726
			3,619

Belize — 0.1%
Belize Government International Bond
4.938%, –%, 0, 02/20/2038 (B)		2,905	1,779

Benin — 0.1%
Benin Government International Bond
5.750%, 03/26/2026 (A)	EUR	1,323	1,449

Bermuda — 0.2%
Bermuda Government International Bond
4.750%, 02/15/2029		$1,764	1,889
3.717%, 01/25/2027		2,093	2,098
			3,987

Bolivia — 0.1%
Bolivian Government International Bond
4.500%, 03/20/2028		2,655	2,536

Brazil — 6.7%
Brazil Letras do Tesouro Nacional (C)
11.646%, 07/01/2021	BRL	2,000	445
10.263%, 01/01/2022		11,000	2,351
7.828%, 04/01/2020		11,000	2,670
7.814%, 07/01/2020		62,182	14,873
7.452%, 01/01/2020		14,000	3,449
Brazil Loan Trust 1
5.477%, 07/24/2023 (A)		$2,030	2,090

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		$2,125	$2,189
5.333%, 02/15/2028		1,392	1,434
5.333%, 02/15/2028 (A)		294	303
Brazil Notas do Tesouro Nacional, Ser B
6.000%, 05/15/2045	BRL	1,442	1,529
3.169%, 08/15/2020		3,394	2,900
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2021		111,222	29,827
10.000%, 01/01/2023		90,453	24,802
10.000%, 01/01/2025		28,975	8,024
10.000%, 01/01/2027		35,219	9,794
10.000%, 01/01/2029		8,549	2,485
Brazilian Government International Bond
8.250%, 01/20/2034		$563	720
6.000%, 04/07/2026		2,929	3,267
5.625%, 01/07/2041		494	502
5.625%, 02/21/2047		726	729
5.000%, 01/27/2045		5,799	5,357
4.625%, 01/13/2028		443	449
4.500%, 05/30/2029		6,815	6,747
CSN Resources
7.625%, 02/13/2023 (A)		967	994
7.625%, 04/17/2026 (A)		1,063	1,068
ESAL GmbH
6.250%, 02/05/2023 (A)		685	694
Gol Finance
7.000%, 01/31/2025 (A)		2,537	2,397
JBS Investments GmbH
7.250%, 04/03/2024		1,501	1,552
Minerva Luxembourg
6.500%, 09/20/2026 (A)		2,854	2,825
6.500%, 09/20/2026		323	320
NBM US Holdings
7.000%, 05/14/2026 (A)		1,162	1,200
Nexa Resources
5.375%, 05/04/2027 (A)		4,041	4,148
Petrobras Global Finance BV
6.900%, 03/19/2049		2,414	2,412
Rumo Luxembourg Sarl
7.375%, 02/09/2024 (A)		1,315	1,410
Suzano Austria GmbH
7.000%, 03/16/2047 (A)		572	620
6.000%, 01/15/2029 (A)		1,006	1,073
5.000%, 01/15/2030 (A)		687	671
Ultrapar International
5.250%, 06/06/2029 (A)		1,730	1,720
			150,040

Cameroon — 0.1%
Cameroon International Bond
9.500%, 11/19/2025 (A)		1,785	1,885

SEI Institutional Investments Trust / Annual Report / May 31, 2019	263

SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

Cayman Islands — 0.0%
Bioceanico Sovereign Certificate Ltd
3.010%, 06/05/2034 (C)		$1,246	$809

Chile — 2.4%
Banco de Credito e Inversiones
3.500%, 10/12/2027 (A)		1,691	1,673
Bonos de la Tesoreria de la Republica en pesos
6.000%, 01/01/2020	CLP	90,000	133
6.000%, 01/01/2043		4,305,000	8,007
5.100%, 07/15/2050		395,000	645
5.000%, 03/01/2035		7,405,000	11,735
4.700%, 09/01/2030 (A)		2,565,000	3,942
4.500%, 02/28/2021		510,000	747
4.500%, 03/01/2021		1,410,000	2,067
4.500%, 03/01/2026		1,400,000	2,125
4.000%, 03/01/2023 (A)		175,000	256
Celulosa Arauco y Constitucion
5.500%, 04/30/2049 (A)		$1,097	1,109
Cencosud
4.375%, 07/17/2027 (A)		2,283	2,188
Chile Government International Bond
5.500%, 08/05/2020	CLP	413,000	596
3.250%, 09/14/2021		$1,771	1,807
Empresa Electrica Angamos
4.875%, 05/25/2029 (A)		1,581	1,609
Empresa Nacional del Petroleo
4.750%, 12/06/2021		2,750	2,840
Geopark Ltd
6.500%, 09/21/2024 (A)		729	731
Nacional del Cobre de Chile
5.625%, 10/18/2043		629	765
4.500%, 09/16/2025 (A)		3,379	3,630
4.375%, 02/05/2049 (A)		5,660	5,804
3.625%, 08/01/2027		500	508
Republic of Chile
2.250%, 10/30/2022		838	835
			53,752

China — 1.7%
Alibaba Group Holding Ltd
4.200%, 12/06/2047		456	456
Charming Light Investments Ltd MTN
4.375%, 12/21/2027		2,300	2,359
China Government International Bond
3.250%, 10/19/2023		5,529	5,723
China Minmetals Corp
4.450%, VAR US Treas Yield Curve Rate T Note Const Mat 3 Yr+6.070%, 11/13/2167		940	948

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.717%, 05/13/2168		$3,389	$3,315
Chinalco Capital Holdings Ltd
4.250%, 04/21/2022		900	892
CNAC HK Finbridge Co Ltd
5.125%, 03/14/2028		5,406	5,814
4.625%, 03/14/2023		2,309	2,398
Dianjian International Finance Ltd
4.600%, 07/19/2167 (D)		448	454
HBIS Group Hong Kong Co Ltd
4.250%, 04/07/2020		1,027	1,023
Huarong Finance 2017 Co Ltd
4.750%, 04/27/2027		1,581	1,619
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.773%, 07/24/2167		2,161	2,151
Leader Goal International
4.250%, 07/19/2167		263	261
Sinopec Group Overseas Development 2016
2.750%, 09/29/2026		701	673
Sinopec Group Overseas Development 2017
3.625%, 04/12/2027		5,698	5,780
Sinopec Group Overseas Development 2018
4.250%, 09/12/2028		4,733	5,022
			38,888

Colombia — 5.2%
Colombia Government International Bond
9.850%, 06/28/2027	COP	7,914,000	2,900
9.850%, 06/28/2027		994,000	364
8.125%, 05/21/2024		$1,120	1,357
7.750%, 04/14/2021	COP	3,729,000	1,153
7.375%, 09/18/2037		$3,061	3,979
6.125%, 01/18/2041		2,470	2,893
5.625%, 02/26/2044		330	369
5.200%, 05/15/2049		1,453	1,551
5.000%, 06/15/2045		6,186	6,449
4.500%, 01/28/2026		1,022	1,076
4.500%, 03/15/2029		4,756	5,013
4.375%, 03/21/2023	COP	4,586,000	1,309
Colombian TES
10.000%, 07/24/2024		55,109,300	19,405
7.750%, 09/18/2030		4,835,100	1,558
7.500%, 08/26/2026		41,143,800	13,132
7.250%, 10/18/2034		17,379,800	5,278
7.000%, 05/04/2022		42,070,600	13,072
7.000%, 06/30/2032		16,471,500	4,961
6.250%, 11/26/2025		37,736,600	11,326
6.000%, 04/28/2028		37,150,900	10,714
4.750%, 04/04/2035		1,645,600	1,491
Ecopetrol
5.875%, 09/18/2023		$1,385	1,508

264	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Emgesa ESP
8.750%, 01/25/2021	COP	940,000	$291
Empresas Publicas de Medellin ESP
8.375%, 02/01/2021		4,738,000	1,439
8.375%, 11/08/2027 (A)		4,600,000	1,390
7.625%, 09/10/2024 (A)		2,224,000	656
7.625%, 09/10/2024 (A)		1,827,000	539
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (A)		1,408,000	438
7.875%, 08/12/2024		1,095,000	340
Millicom International Cellular
6.250%, 03/25/2029 (A)		$1,443	1,510
			117,461

Costa Rica — 0.4%
Costa Rica Government International Bond
7.158%, 03/12/2045		3,043	2,918
7.158%, 03/12/2045		1,001	960
7.158%, 03/12/2045 (A)		625	599
7.000%, 04/04/2044		1,860	1,762
7.000%, 04/04/2044		780	739
4.250%, 01/26/2023		1,449	1,391
Instituto Costarricense de Electricidad
6.375%, 05/15/2043		290	232
			8,601

Croatia — 0.4%
Croatia Government International Bond
6.625%, 07/14/2020		3,560	3,699
3.000%, 03/20/2027	EUR	1,203	1,512
2.750%, 01/27/2030		3,728	4,584
			9,795

Czech Republic — 1.3%
Czech Republic Government Bond
4.200%, 12/04/2036	CZK	41,410	2,319
2.750%, 07/23/2029		162,390	7,677
2.500%, 08/25/2028		61,450	2,816
2.400%, 09/17/2025		206,270	9,304
2.000%, 10/13/2033		52,140	2,243
1.000%, 06/26/2026		46,170	1,910
0.950%, 05/15/2030		96,860	3,848
			30,117

Dominican Republic — 1.1%
Dominican Republic Government Bond
11.250%, 02/05/2027	DOP	20,700	447
Dominican Republic International Bond
9.750%, 06/05/2026		126,200	2,481
7.450%, 04/30/2044 (A)		$1,087	1,213
6.875%, 01/29/2026		2,362	2,612
6.850%, 01/27/2045		1,510	1,588
6.850%, 01/27/2045		525	552
6.850%, 01/27/2045 (A)		352	370

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.500%, 02/15/2048		$5,759	$5,831
6.400%, 06/05/2049 (A)		2,400	2,381
6.400%, 06/05/2049		710	704
6.000%, 07/19/2028 (A)		1,980	2,087
6.000%, 07/19/2028		1,681	1,772
5.950%, 01/25/2027		2,802	2,953
			24,991

Ecuador — 1.0%
Ecuador Government International Bond
10.750%, 01/31/2029		1,143	1,253
10.500%, 03/24/2020		2,832	2,967
9.650%, 12/13/2026 (A)		2,232	2,341
9.625%, 06/02/2027		1,148	1,198
8.875%, 10/23/2027		2,865	2,879
7.950%, 06/20/2024		3,542	3,577
7.875%, 01/23/2028 (A)		2,056	1,960
7.875%, 01/23/2028		6,475	6,174
Petroamazonas EP
4.625%, 02/16/2020 (A)		465	464
			22,813

Egypt — 3.0%
Egypt Government Bond
18.000%, 11/06/2028	EGP	44,214	2,886
17.700%, 08/07/2025		42,975	2,727
16.300%, 04/09/2024		21,507	1,293
16.100%, 05/07/2029		21,345	1,271
14.800%, 01/30/2023		90,188	5,200
Egypt Government International Bond
8.700%, 03/01/2049 (A)		$484	482
7.903%, 02/21/2048 (A)		1,031	964
6.588%, 02/21/2028 (A)		2,914	2,772
5.577%, 02/21/2023 (A)		834	826
Egypt Government International Bond MTN
8.500%, 01/31/2047		8,677	8,522
7.600%, 03/01/2029 (A)		4,516	4,508
6.375%, 04/11/2031 (A)	EUR	2,709	2,877
6.375%, 04/11/2031		613	651
6.125%, 01/31/2022 (A)		$1,290	1,304
5.625%, 04/16/2030 (A)	EUR	1,456	1,487
5.625%, 04/16/2030		6,176	6,305
4.750%, 04/11/2025		633	692
4.750%, 04/16/2026		3,009	3,218
Egypt Treasury Bills (C)
22.317%, 08/13/2019	EGP	109,700	6,343
21.100%, 11/26/2019		113,025	6,225
17.297%, 10/08/2019		88,200	4,961
16.641%, 11/12/2019		24,200	1,341
14.997%, 05/12/2020		24,225	1,243
			68,098

SEI Institutional Investments Trust / Annual Report / May 31, 2019	265

SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

El Salvador — 0.5%
El Salvador Government International Bond
8.250%, 04/10/2032 (A)		$1,157	$1,237
7.750%, 01/24/2023		2,390	2,509
7.650%, 06/15/2035		1,363	1,375
7.625%, 02/01/2041		885	883
7.375%, 12/01/2019		2,742	2,776
5.875%, 01/30/2025		2,960	2,864
			11,644

Gabon — 0.0%
Gabon Government International Bond
6.950%, 06/16/2025 (A)		670	646

Ghana — 1.1%
Ghana Government International Bond
10.750%, 10/14/2030 (A)		1,086	1,325
10.750%, 10/14/2030		6,734	8,213
8.950%, 03/26/2051 (A)		1,214	1,154
8.950%, 03/26/2051		356	338
8.627%, 06/16/2049		1,810	1,681
8.125%, 03/26/2032 (A)		3,514	3,369
7.875%, 03/26/2027 (A)		1,214	1,214
7.875%, 03/26/2027		710	710
7.625%, 05/16/2029		942	904
Republic of Ghana Government Bonds
24.750%, 07/19/2021	GHS	–	–
19.750%, 03/25/2024		7,745	1,438
19.000%, 11/02/2026		16,120	2,867
Tullow Oil
7.000%, 03/01/2025 (A)		$988	992
			24,205

Guatemala — 0.3%
Comunicaciones Celulares Via Comcel Trust
6.875%, 02/06/2024 (A)		770	793
Guatemala Government Bond
6.125%, 06/01/2050 (A)		732	726
4.900%, 06/01/2030 (A)		3,331	3,293
Industrial Senior Trust
5.500%, 11/01/2022		806	816
			5,628

Honduras — 0.0%
Honduras Government International Bond
6.250%, 01/19/2027		479	504

Hungary — 2.3%
Hungary Government Bond
5.500%, 06/24/2025	HUF	1,271,510	5,232
3.000%, 06/26/2024		883,260	3,217
3.000%, 10/27/2027		4,225,910	15,050
2.750%, 12/22/2026		1,630,390	5,751
2.500%, 10/24/2024		3,275,510	11,614

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Hungary Government International Bond
7.625%, 03/29/2041		$686	$1,049
6.375%, 03/29/2021		5,530	5,884
5.375%, 03/25/2024		1,956	2,164
Republic of Hungary
6.750%, 10/22/2028	HUF	506,520	2,327
			52,288

India — 0.1%
Delhi International Airport
6.450%, 06/04/2029 (A)		$390	398
State Bank of India
4.000%, 01/24/2022		1,345	1,368
Vedanta Resources
8.250%, 06/07/2021		1,220	1,252
			3,018

Indonesia — 6.8%
Eterna Capital Pte Ltd
8.000%, 12/11/2022		169	148
7.500%, 12/11/2022		859	859
Indika Energy Capital III Pte Ltd
5.875%, 11/09/2024		489	451
5.875%, 11/09/2024		352	325
Indo Energy Finance II BV
6.375%, 01/24/2023		1,554	1,529
Indonesia Asahan Aluminium Persero
6.757%, 11/15/2048		2,270	2,585
6.757%, 11/15/2048 (A)		272	310
6.530%, 11/15/2028 (A)		1,614	1,822
5.710%, 11/15/2023 (A)		866	932
Indonesia Government International Bond
8.500%, 10/12/2035		1,453	2,114
8.500%, 10/12/2035		400	582
7.750%, 01/17/2038		3,240	4,526
5.350%, 02/11/2049		1,136	1,282
5.250%, 01/08/2047 (A)		240	265
4.750%, 02/11/2029		2,211	2,380
4.450%, 02/11/2024		2,828	2,960
4.350%, 01/08/2027 (A)		3,838	3,990
Indonesia Government International Bond MTN
5.250%, 01/17/2042		2,066	2,258
5.125%, 01/15/2045		480	520
3.850%, 07/18/2027		6,434	6,501
3.750%, 06/14/2028	EUR	2,636	3,396
Indonesia Treasury Bond
9.000%, 03/15/2029	IDR	193,859,000	14,454
8.750%, 05/15/2031		100,643,000	7,310
8.375%, 03/15/2024		226,801,000	16,366
8.375%, 09/15/2026		23,567,000	1,700
8.375%, 03/15/2034		106,301,000	7,429
8.375%, 04/15/2039		90,927,000	6,339

266	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
8.250%, 05/15/2029	IDR	71,014,000	$5,088
8.250%, 06/15/2032		19,060,000	1,319
8.250%, 05/15/2036		119,021,000	8,268
8.125%, 05/15/2024		108,414,000	7,786
7.500%, 08/15/2032		45,947,000	2,990
7.500%, 05/15/2038		80,596,000	5,149
7.000%, 05/15/2022		36,771,000	2,557
7.000%, 05/15/2027		108,555,000	7,179
6.625%, 05/15/2033		55,003,000	3,297
6.125%, 05/15/2028		100,073,000	6,224
5.625%, 05/15/2023		4,890,000	322
Perusahaan Listrik Negara
6.250%, 01/25/2049		$926	1,044
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (A)		1,265	1,400
6.150%, 05/21/2048		350	388
5.450%, 05/21/2028 (A)		714	770
Perusahaan Penerbit SBSN Indonesia III
4.400%, 03/01/2028		868	896
Perusahaan Penerbit SBSN Indonesia III MTN
4.450%, 02/20/2029 (A)		3,162	3,287
Star Energy Geothermal Wayang Windu
6.750%, 04/24/2033		1,561	1,536
			152,833

Iraq — 0.2%
Iraq Government International Bond
6.752%, 03/09/2023 (A)		1,192	1,185
5.800%, 01/15/2028		1,578	1,480
5.800%, 01/15/2028		1,730	1,623
			4,288

Ivory Coast — 0.9%
Ivory Coast Government International Bond
6.625%, 03/22/2048	EUR	1,577	1,604
6.375%, 03/03/2028		$918	864
6.125%, 06/15/2033 (A)		2,961	2,594
6.125%, 06/15/2033		416	365
5.750%, 12/31/2032		3,521	3,234
5.750%, 12/31/2032		2,005	1,841
5.750%, 12/31/2032		6,467	5,939
5.250%, 03/22/2030	EUR	2,391	2,466
5.125%, 06/15/2025		1,037	1,160
			20,067

Jamaica — 0.1%
Jamaica Government International Bond
7.875%, 07/28/2045		$2,306	2,773

Jordan — 0.1%
Jordan Government International Bond
7.375%, 10/10/2047 (A)		2,927	2,786

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

Kazakhstan — 1.4%
Development Bank of Kazakhstan
4.125%, 12/10/2022		$880	$887
Kazakhstan Government International Bond MTN
6.500%, 07/21/2045		480	625
2.375%, 11/09/2028	EUR	819	957
KazMunayGas National JSC
6.375%, 10/24/2048 (A)		$1,947	2,198
5.750%, 04/19/2047 (A)		4,842	5,162
5.375%, 04/24/2030 (A)		2,105	2,266
5.375%, 04/24/2030		4,565	4,914
4.750%, 04/24/2025 (A)		3,295	3,443
4.750%, 04/19/2027 (A)		2,419	2,536
3.875%, 04/19/2022		4,006	4,054
KazTransGas JSC
4.375%, 09/26/2027 (A)		3,919	3,907
Nostrum Oil & Gas Finance BV
7.000%, 02/16/2025 (A)		655	431
			31,380

Kenya — 0.4%
Kenya Government International Bond
8.250%, 02/28/2048		950	896
8.000%, 05/22/2032 (A)		1,548	1,513
8.000%, 05/22/2032		1,690	1,651
7.250%, 02/28/2028 (A)		397	383
7.000%, 05/22/2027 (A)		2,410	2,371
6.875%, 06/24/2024 (A)		982	1,001
6.875%, 06/24/2024		650	663
			8,478

Lebanon — 0.8%
Lebanon Government International Bond
7.250%, 03/23/2037		764	569
6.850%, 03/23/2027		839	657
6.750%, 11/29/2027		203	156
6.000%, 01/27/2023		942	785
Lebanon Government International Bond MTN
8.250%, 04/12/2021		8,339	7,902
6.650%, 11/03/2028		3,654	2,784
6.600%, 11/27/2026		136	106
6.250%, 05/27/2022		358	307
6.150%, 06/19/2020		1,997	1,924
6.100%, 10/04/2022		2,105	1,794
5.450%, 11/28/2019		331	325
			17,309

Lithuania — 0.1%
Lithuania Government International Bond
7.375%, 02/11/2020		2,076	2,140

SEI Institutional Investments Trust / Annual Report / May 31, 2019	267

SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

Malaysia — 4.6%
1MDB Energy
5.990%, 05/11/2022		$3,000	$3,120
1MDB Global Investments Ltd
4.400%, 03/09/2023		14,500	13,630
Malaysia Government Bond
5.248%, 09/15/2028	MYR	1,050	277
4.935%, 09/30/2043		2,000	506
4.642%, 11/07/2033		13,900	3,519
4.392%, 04/15/2026		5,125	1,267
4.378%, 11/29/2019		800	192
4.232%, 06/30/2031		4,500	1,095
4.181%, 07/15/2024		22	5
4.160%, 07/15/2021		19,522	4,735
4.059%, 09/30/2024		17,428	4,244
4.048%, 09/30/2021		1,000	242
3.955%, 09/15/2025		37,110	8,963
3.899%, 11/16/2027		3,000	719
3.889%, 07/31/2020		11,798	2,836
3.885%, 08/15/2029		400	96
3.882%, 03/10/2022		12,032	2,907
3.844%, 04/15/2033		3,000	696
3.800%, 08/17/2023		42,602	10,247
3.795%, 09/30/2022		4,800	1,157
3.757%, 04/20/2023		24,445	5,876
3.733%, 06/15/2028		5,500	1,301
3.654%, 10/31/2019		28,500	6,814
3.620%, 11/30/2021		30,507	7,318
3.502%, 05/31/2027		1,050	245
3.492%, 03/31/2020		37,843	9,050
3.480%, 03/15/2023		854	203
3.418%, 08/15/2022		13,965	3,328
Malaysia Government Investment Issue
4.369%, 10/31/2028		2,000	498
4.070%, 09/30/2026		14,000	3,398
Malaysia Sukuk Global
3.179%, 04/27/2026		$4,728	4,799
			103,283

Mauritius — 0.1%
Liquid Telecommunications Financing PLC
8.500%, 07/13/2022 (A)		1,819	1,768

Mexico — 7.6%
America Movil
7.125%, 12/09/2024	MXN	23,310	1,086
Axtel
6.375%, 11/14/2024 (A)		$704	704
Banco Nacional de Comercio Exterior SNC
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 3.000%, 08/11/2026 (A)		3,115	3,073

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 3.000%, 08/11/2026		$1,062	$1,048
Cemex
7.750%, 04/16/2026		990	1,063
Cometa Energia
6.375%, 04/24/2035 (A)		927	933
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	52,305	2,326
5.750%, 02/14/2042 (A)		$570	587
4.750%, 02/23/2027 (A)		684	697
Elementia
5.500%, 01/15/2025		970	946
Grupo Televisa
5.250%, 05/24/2049		2,734	2,717
Mexican Bonos
10.000%, 12/05/2024	MXN	407,897	22,769
8.500%, 05/31/2029		6,176	324
8.500%, 11/18/2038		57,032	2,943
8.000%, 11/07/2047		20,060	973
7.750%, 05/29/2031		79,896	3,956
7.750%, 11/23/2034		20,069	979
7.750%, 11/13/2042		97,249	4,622
7.500%, 06/03/2027		611,738	30,292
6.500%, 06/10/2021		104,387	5,180
6.500%, 06/09/2022		186,400	9,156
5.750%, 03/05/2026		75,293	3,405
5.750%, 03/05/2026		786	35
Mexican Bonos, Ser M20
8.000%, 12/07/2023		146,136	7,499
Mexico City Airport Trust
5.500%, 07/31/2047 (A)		$1,068	1,031
5.500%, 07/31/2047		587	566
Mexico Government International Bond
4.500%, 04/22/2029		4,152	4,312
4.150%, 03/28/2027		3,721	3,793
3.750%, 01/11/2028		2,146	2,123
Mexico Government International Bond MTN
5.750%, 10/12/2110		5,360	5,514
Petroleos Mexicanos
9.500%, 09/15/2027		215	249
7.470%, 11/12/2026	MXN	260,354	10,703
7.190%, 09/12/2024		150,856	6,500
6.625%, 06/15/2035		$7,384	6,924
6.500%, 01/23/2029		6,309	6,210
6.500%, 01/23/2029 (A)		1,111	1,094
6.500%, 06/02/2041		610	551
6.375%, 01/23/2045		1,300	1,144
6.350%, 02/12/2048		437	382
5.625%, 01/23/2046		581	473
5.350%, 02/12/2028 (A)		2,536	2,362
4.875%, 01/24/2022		1,938	1,963

268	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Petroleos Mexicanos MTN
6.750%, 09/21/2047		$810	$732
6.375%, 01/23/2045 (A)		1,016	894
4.875%, 02/21/2028	EUR	5,491	6,121
			170,954

Mongolia — 0.4%
Development Bank of Mongolia LLC
7.250%, 10/23/2023 (A)		$1,149	1,169
Mongolia Government International Bond
5.625%, 05/01/2023		4,433	4,389
Mongolia Government International Bond MTN
8.750%, 03/09/2024		2,696	2,972
Trade & Development Bank of Mongolia MTN
9.375%, 05/19/2020		470	486
9.375%, 05/19/2020 (A)		453	468
			9,484

Montenegro — 0.0%
Montenegro Government International Bond
3.375%, 04/21/2025	EUR	831	957

Morocco — 0.1%
OCP
6.875%, 04/25/2044 (A)		$908	1,013

Namibia — 0.0%
Namibia International Bonds
5.250%, 10/29/2025		500	486

Netherlands — 0.1%
Minejesa Capital BV
5.625%, 08/10/2037 (A)		138	136
4.625%, 08/10/2030 (A)		861	835
Petrobras Global Finance
5.750%, 02/01/2029		1,338	1,350
			2,321

Nigeria — 1.9%
Nigeria Government Bond
13.980%, 02/23/2028	NGN	1,124,239	3,055
Nigeria Government International Bond
9.248%, 01/21/2049		$444	459
8.747%, 01/21/2031		4,688	4,936
8.747%, 01/21/2031 (A)		423	445
7.875%, 02/16/2032		5,827	5,734
7.696%, 02/23/2038		2,588	2,433
7.625%, 11/21/2025		557	583
7.143%, 02/23/2030		1,222	1,166
7.143%, 02/23/2030 (A)		240	229
Nigeria Government International Bond MTN
7.625%, 11/28/2047 (A)		2,215	1,998
6.500%, 11/28/2027 (A)		5,912	5,592

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.500%, 11/28/2027		$60	$57
Nigeria OMO Bill (C)
16.418%, 12/12/2019	NGN	786,314	2,046
16.418%, 12/19/2019		786,314	2,040
16.418%, 12/26/2019		786,195	2,034
16.294%, 12/05/2019		2,380,558	6,207
15.958%, 01/30/2020		1,103,695	2,821
Nigeria Treasury Bill
14.495%, 02/27/2020 (C)		332,994	843
			42,678

Oman — 0.8%
Oman Government International Bond
6.750%, 01/17/2048		$5,305	4,497
6.750%, 01/17/2048 (A)		814	690
6.500%, 03/08/2047		7,542	6,246
5.625%, 01/17/2028 (A)		4,013	3,654
5.625%, 01/17/2028		597	544
4.750%, 06/15/2026 (A)		540	484
3.625%, 06/15/2021		1,296	1,264
			17,379

Pakistan — 0.2%
Pakistan Government International Bond
8.250%, 09/30/2025 (A)		335	356
7.875%, 03/31/2036		285	276
6.875%, 12/05/2027 (A)		4,277	4,145
			4,777

Panama — 0.5%
Aeropuerto Internacional de Tocumen
6.000%, 11/18/2048		1,286	1,459
6.000%, 11/18/2048 (A)		593	673
Empresa de Transmision Electrica
5.125%, 05/02/2049 (A)		873	901
Panama Government International Bond
9.375%, 04/01/2029		975	1,432
8.125%, 04/28/2034		699	972
4.500%, 05/15/2047		2,045	2,205
Panama Notas del Tesoro
3.750%, 04/17/2026 (A)		2,843	2,910
			10,552

Papua New Guinea — 0.1%
Papua New Guinea Government International Bond
8.375%, 10/04/2028 (A)		1,794	1,873
8.375%, 10/04/2028		400	417
			2,290

Paraguay — 0.2%
Paraguay Government International Bond
6.100%, 08/11/2044		1,150	1,298
6.100%, 08/11/2044 (A)		883	997
5.600%, 03/13/2048		2,423	2,590

SEI Institutional Investments Trust / Annual Report / May 31, 2019	269

SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.400%, 03/30/2050		$530	$554
			5,439

Peru — 2.6%
ABY Transmission Sur
6.875%, 04/30/2043 (A)		322	361
Consorcio Transmantaro
4.700%, 04/16/2034 (A)		961	988
Financiera de Desarrollo
3.250%, 07/15/2019		5,463	5,463
Fondo MIVIVIENDA
7.000%, 02/14/2024 (A)	PEN	5,422	1,713
Inkia Energy
5.875%, 11/09/2027 (A)		$330	330
Kallpa Generacion SA
4.125%, 08/16/2027 (A)		1,075	1,078
Peru Government Bond
8.200%, 08/12/2026	PEN	1,404	505
6.900%, 08/12/2037		19,493	6,531
6.350%, 08/12/2028		2,235	726
6.150%, 08/12/2032 (A)		21,502	6,787
Peru Government International Bond
5.940%, 02/12/2029 (A)		13,807	4,359
Peru LNG Srl
5.375%, 03/22/2030 (A)		$1,134	1,203
Peruvian Government International Bond
8.200%, 08/12/2026	PEN	2,845	1,025
8.200%, 08/12/2026		15,037	5,416
6.950%, 08/12/2031		15,478	5,251
6.950%, 08/12/2031		895	304
6.900%, 08/12/2037		15,459	5,179
6.850%, 02/12/2042		882	293
6.350%, 08/12/2028		5,599	1,819
6.350%, 08/12/2028 (A)		1,999	649
5.700%, 08/12/2024 (A)		6,317	2,002
5.625%, 11/18/2050		$1,156	1,517
Petroleos del Peru
5.625%, 06/19/2047		3,233	3,463
5.625%, 06/19/2047 (A)		539	578
4.750%, 06/19/2032 (A)		904	932
4.750%, 06/19/2032		650	670
			59,142

Philippines — 0.4%
Philippine Government International Bond
4.000%, 01/15/2021		3,526	3,599
3.900%, 11/26/2022	PHP	52,000	959
3.750%, 01/14/2029		$3,713	3,949
			8,507

Poland — 2.6%
Poland Government Bond
5.750%, 04/25/2029	PLN	1,539	511
3.250%, 07/25/2025		35,497	9,747

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
2.750%, 04/25/2028	PLN	18,795	$4,956
2.500%, 01/25/2023		52,697	13,967
2.500%, 04/25/2024		10,365	2,746
2.500%, 07/25/2026		40,030	10,416
2.500%, 07/25/2027		1,981	515
2.250%, 04/25/2022		29,692	7,822
1.522%, 07/25/2020 (C)		7,630	1,951
Poland Government International Bond
6.375%, 07/15/2019		$5,780	5,804
			58,435

Qatar — 1.2%
Qatar Government International Bond
5.103%, 04/23/2048 (A)		1,381	1,581
5.103%, 04/23/2048		3,403	3,896
4.817%, 03/14/2049		2,988	3,287
4.817%, 03/14/2049 (A)		9,668	10,635
4.500%, 04/23/2028 (A)		925	1,009
4.000%, 03/14/2029 (A)		5,898	6,208
			26,616

Romania — 1.1%
Romania Government Bond
5.800%, 07/26/2027	RON	5,490	1,386
4.850%, 04/22/2026		6,990	1,662
4.250%, 06/28/2023		20,545	4,819
4.000%, 10/27/2021		14,745	3,474
3.250%, 04/29/2024		5,060	1,131
Romanian Government International Bond
5.125%, 06/15/2048		$2,520	2,601
Romanian Government International Bond MTN
6.750%, 02/07/2022		2,894	3,158
4.625%, 04/03/2049 (A)	EUR	1,260	1,519
4.625%, 04/03/2049		747	901
4.125%, 03/11/2039		455	537
3.875%, 10/29/2035		2,119	2,482
3.375%, 02/08/2038		1,170	1,281
			24,951

Russia — 6.0%
Credit Bank of Moscow Via CBOM Finance
5.875%, 11/07/2021 (A)		$1,626	1,608
Gazprom OAO Via Gaz Capital
5.150%, 02/11/2026 (A)		2,347	2,412
GTH Finance BV
6.250%, 04/26/2020		560	567
GTLK Europe DAC
5.950%, 07/19/2021		640	658
Ritekro
10.490%, 11/07/2022 (C)(E)		538	398
Rusal Capital DAC
5.125%, 02/02/2022		1,280	1,266

270	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Russian Federal Bond - OFZ
8.500%, 09/17/2031	RUB	176,075	$2,856
8.150%, 02/03/2027		1,165,890	18,364
7.950%, 10/07/2026		668,343	10,377
7.750%, 09/16/2026		56,262	866
7.700%, 03/23/2033		316,977	4,794
7.500%, 08/18/2021		57,927	893
7.250%, 05/10/2034		560,545	8,076
7.100%, 10/16/2024		131,150	1,976
7.050%, 01/19/2028		1,638,940	24,133
7.000%, 08/16/2023		427,978	6,456
6.900%, 05/23/2029		696,696	10,063
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030		$3	4
5.875%, 09/16/2043		3,200	3,692
5.625%, 04/04/2042		1,200	1,337
5.250%, 06/23/2047		6,200	6,498
5.100%, 03/28/2035 (A)		10,400	10,882
5.100%, 03/28/2035		1,200	1,252
4.875%, 09/16/2023		2,200	2,335
4.750%, 05/27/2026		6,200	6,494
4.250%, 06/23/2027		3,400	3,443
SCF Capital Designated Activity
5.375%, 06/16/2023 (A)		1,068	1,094
Vnesheconombank Via VEB Finance
6.902%, 07/09/2020		1,635	1,680
6.800%, 11/22/2025 (A)		600	651
6.800%, 11/22/2025		240	261
			135,386

Saudi Arabia — 1.2%
Saudi Arabian Oil MTN
4.375%, 04/16/2049 (A)		3,479	3,444
4.250%, 04/16/2039 (A)		8,813	8,789
3.500%, 04/16/2029 (A)		2,350	2,345
2.875%, 04/16/2024 (A)		863	857
Saudi Government International Bond
5.250%, 01/16/2050 (A)		1,188	1,308
4.375%, 04/16/2029 (A)		1,454	1,534
Saudi Government International Bond MTN
5.000%, 04/17/2049 (A)		854	905
5.000%, 04/17/2049		3,235	3,430
4.500%, 04/17/2030		2,768	2,944
4.500%, 10/26/2046		521	516
			26,072

Senegal — 0.3%
Senegal Government International Bond
6.750%, 03/13/2048		1,384	1,202
6.250%, 05/23/2033 (A)		242	221
4.750%, 03/13/2028	EUR	3,961	4,225
			5,648

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

Serbia — 0.8%
Serbia International Bond
7.250%, 09/28/2021		$2,100	$2,284
7.250%, 09/28/2021		1,330	1,446
7.250%, 09/28/2021 (A)		300	326
Serbia Treasury Bonds
5.875%, 02/08/2028	RSD	626,620	6,407
4.500%, 01/11/2026		310,300	2,952
3.750%, 01/17/2022		511,560	4,857
			18,272

South Africa — 4.0%
Eskom Holdings SOC
5.750%, 01/26/2021		$1,140	1,138
Eskom Holdings SOC MTN
6.750%, 08/06/2023		2,940	3,009
Eskom Holdings SOC Ltd
7.125%, 02/11/2025 (A)		2,023	2,065
7.125%, 02/11/2025		1,870	1,909
5.750%, 01/26/2021 (A)		942	940
Eskom Holdings SOC Ltd MTN
7.500%, 09/15/2033	ZAR	52,500	2,727
6.350%, 08/10/2028 (A)		$456	477
Fields Orogen Holdings BVI
6.125%, 05/15/2029 (A)		840	876
5.125%, 05/15/2024 (A)		560	571
SASOL Financing USA LLC
5.875%, 03/27/2024		661	699
South Africa Government Bond
10.500%, 12/21/2026	ZAR	201,761	15,377
9.000%, 01/31/2040		127,316	8,129
8.875%, 02/28/2035		53,937	3,480
8.750%, 01/31/2044		72,370	4,479
8.750%, 02/28/2048		101,944	6,302
8.500%, 01/31/2037		26,315	1,625
8.250%, 03/31/2032		74,910	4,722
8.000%, 01/31/2030		36,605	2,327
7.000%, 02/28/2031		161,877	9,348
6.500%, 02/28/2041		15,177	736
6.250%, 03/31/2036		93,224	4,646
South Africa Government International Bond
6.300%, 06/22/2048		$2,533	2,611
5.875%, 09/16/2025		2,378	2,524
5.875%, 06/22/2030		2,049	2,116
5.650%, 09/27/2047		284	272
4.875%, 04/14/2026		4,862	4,869
4.850%, 09/27/2027		1,190	1,168
4.300%, 10/12/2028		456	429
Standard Bank Group
5.950%, VAR USD Swap Semi 30/360 5 Yr Curr+3.754%, 05/31/2029		200	203

SEI Institutional Investments Trust / Annual Report / May 31, 2019	271

SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Transnet SOC MTN
9.500%, 05/13/2021 (A)	ZAR	8,760	$610
			90,384

South Korea — 0.1%
Export-Import Bank of Korea MTN
8.400%, 11/30/2021	IDR	35,600,000	2,481

Spain — 0.1%
AI Candelaria Spain SLU
7.500%, 12/15/2028 (A)		$1,825	1,923

Sri Lanka — 1.3%
Sri Lanka Government International Bond
7.850%, 03/14/2029		2,219	2,219
6.850%, 03/14/2024 (A)		2,468	2,461
6.850%, 03/14/2024		1,745	1,740
6.850%, 11/03/2025		1,565	1,531
6.825%, 07/18/2026 (A)		1,612	1,556
6.825%, 07/18/2026		800	772
6.750%, 04/18/2028 (A)		7,829	7,363
6.750%, 04/18/2028		294	277
6.250%, 07/27/2021		2,202	2,207
6.200%, 05/11/2027		851	783
5.875%, 07/25/2022		1,844	1,815
5.875%, 07/25/2022 (A)		1,496	1,472
5.750%, 04/18/2023		1,798	1,748
5.750%, 04/18/2023 (A)		4,330	4,211
			30,155

Supranational — 0.4%
Banque Ouest Africaine de Developpement
5.000%, 07/27/2027 (A)		1,274	1,290
European Investment Bank MTN
8.500%, 09/17/2024	ZAR	11,350	809
7.200%, 07/09/2019	IDR	14,620,000	1,019
Inter-American Development Bank MTN
7.875%, 03/14/2023		73,150,000	5,177
			8,295

Thailand — 2.7%
PTTEP Treasury Center Co Ltd
4.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.177%, 12/18/2167 (A)		$866	864
Thailand Government Bond
5.670%, 03/13/2028	THB	3,000	119
4.875%, 06/22/2029		38,846	1,492
3.775%, 06/25/2032		411,459	14,583
3.650%, 06/20/2031		133,000	4,663
3.625%, 06/16/2023		94,000	3,159
3.400%, 06/17/2036		354,813	12,211
3.300%, 06/17/2038		80,600	2,717
2.875%, 12/17/2028		489,059	16,124

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
2.875%, 06/17/2046	THB	4,865	$149
2.550%, 06/26/2020		35,000	1,114
2.400%, 12/17/2023		65,000	2,086
2.125%, 12/17/2026		25,000	782
			60,063

Tunisia — 0.2%
Banque Centrale de Tunisie International Bond
5.750%, 01/30/2025		$928	821
5.625%, 02/17/2024	EUR	2,510	2,669
			3,490

Turkey — 4.4%
Export Credit Bank of Turkey
8.250%, 01/24/2024 (A)		$627	615
6.125%, 05/03/2024 (A)		831	744
5.375%, 10/24/2023 (A)		1,487	1,309
5.000%, 09/23/2021 (A)		674	627
Export Credit Bank of Turkey MTN
5.375%, 02/08/2021 (A)		1,206	1,152
Hazine Mustesarligi Varlik Kiralama
5.800%, 02/21/2022 (A)		2,936	2,866
QNB Finansbank
6.875%, 09/07/2024 (A)		898	871
TC Ziraat Bankasi
4.250%, 07/03/2019 (A)		1,710	1,706
TC Ziraat Bankasi MTN
5.125%, 05/03/2022 (A)		1,561	1,393
5.125%, 09/29/2023 (A)		996	848
4.750%, 04/29/2021 (A)		756	701
Turkey Government Bond
16.200%, 06/14/2023	TRY	22,762	3,405
12.200%, 01/18/2023		31,877	4,261
11.000%, 03/02/2022		49,834	6,554
11.000%, 02/24/2027		3,423	405
10.700%, 02/17/2021		10,220	1,448
10.700%, 08/17/2022		36,882	4,732
10.600%, 02/11/2026		18,446	2,216
10.500%, 08/11/2027		15,927	1,815
10.400%, 03/20/2024		2,700	322
9.500%, 01/12/2022		19,328	2,461
9.400%, 07/08/2020		17,440	2,600
9.200%, 09/22/2021		14,692	1,933
9.000%, 07/24/2024		6,620	749
8.500%, 09/14/2022		5,781	703
7.400%, 02/05/2020		7,215	1,111
7.100%, 03/08/2023		99,356	10,981
5.750%, 03/22/2024		$600	556
3.000%, 08/02/2023	TRY	12,224	2,055
Turkey Government International Bond
7.625%, 04/26/2029		$5,112	4,982
7.375%, 02/05/2025		920	903

272	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
7.250%, 12/23/2023		$4,866	$4,781
6.875%, 03/17/2036		1,946	1,735
6.125%, 10/24/2028		4,358	3,895
6.000%, 03/25/2027		1,830	1,643
6.000%, 01/14/2041		3,110	2,524
5.625%, 03/30/2021		769	756
5.200%, 02/16/2026	EUR	2,194	2,339
5.125%, 02/17/2028		$7,967	6,712
4.875%, 10/09/2026		1,697	1,444
4.625%, 03/31/2025	EUR	1,014	1,067
4.250%, 04/14/2026		$1,449	1,204
Turkiye Garanti Bankasi
6.125%, VAR USD Swap Semi 30/360 5 Yr Curr+4.220%, 05/24/2027 (A)		1,730	1,365
Turkiye Sise ve Cam Fabrikalari AS
6.950%, 03/14/2026		725	689
Yapi ve Kredi Bankasi MTN
5.850%, 06/21/2024 (A)		632	542
			97,720

Ukraine — 1.4%
Government of Ukraine
2.075%, 05/31/2040 (D)		143	90
Ukraine Government International Bond
15.700%, 01/20/2021 (A)	UAH	65,000	2,346
9.750%, 11/01/2028		$1,874	1,929
8.994%, 02/01/2024		368	370
7.750%, 09/01/2020 (A)		1,996	2,009
7.750%, 09/01/2021 (A)		312	313
7.750%, 09/01/2022		1,632	1,627
7.750%, 09/01/2025 (A)		2,768	2,623
7.750%, 09/01/2026 (A)		7,428	6,982
7.750%, 09/01/2026		790	743
7.750%, 09/01/2027		2,686	2,502
7.750%, 09/01/2027 (A)		1,379	1,284
7.375%, 09/25/2032		2,314	2,053
2.942%, 05/31/2040 (A)(D)		7,603	4,763
Ukreximbank Via Biz Finance
9.625%, 04/27/2022 (A)		1,106	1,113
			30,747

United Arab Emirates — 0.7%
Abu Dhabi Crude Oil Pipeline LLC
4.600%, 11/02/2047		1,730	1,830
4.600%, 11/02/2047 (A)		5,382	5,692
3.650%, 11/02/2029 (A)		1,673	1,715
Abu Dhabi Government International Bond
3.125%, 10/11/2027		2,108	2,134
Acwa Power Management And Investments One Ltd
5.950%, 12/15/2039 (A)		2,135	2,191

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Emirate of Dubai Government International Bonds MTN
5.250%, 01/30/2043		$1,340	$1,414
MDC-GMTN BV MTN
4.500%, 11/07/2028 (A)		796	867
			15,843

United Kingdom — 0.3%
Standard Chartered Bank MTN
8.250%, 05/17/2029 (A)	IDR	88,081,000	6,310

United States — 0.2%
JBS Investments II GmbH
7.000%, 01/15/2026 (A)		$860	902
U.S. Treasury Bonds
2.875%, 05/15/2049		3,195	3,389
			4,291

Uruguay — 0.7%
Uruguay Government International Bond
5.100%, 06/18/2050		1,059	1,137
4.375%, 10/27/2027		7,223	7,584
4.375%, 01/23/2031		6,849	7,174
4.125%, 11/20/2045		367	358
			16,253

Uzbekistan — 0.1%
Uzbekistan Goverment Bond MTN
5.375%, 02/20/2029		339	344
4.750%, 02/20/2024		931	945
			1,289

Venezuela — 0.8%
Petroleos de Venezuela
9.750%, 05/17/2035 (F)		3,202	833
6.000%, 05/16/2024 (F)		7,900	1,580
6.000%, 05/16/2024 (F)		16,821	3,364
6.000%, 05/16/2024 (F)		1,777	355
6.000%, 11/15/2026 (F)		24,577	5,100
5.500%, 04/12/2037 (F)		1,620	340
5.375%, 04/12/2027 (F)		7,825	1,526
Venezuela Government International Bond
9.250%, 09/15/2027 (F)		3,400	1,028
9.250%, 05/07/2028 (F)		4,965	1,403
8.250%, 10/13/2024 (F)		4,151	1,183
7.750%, 10/13/2019 (F)		7,816	2,110
			18,822

Zambia — 0.2%
Zambia Government International Bond
8.970%, 07/30/2027		1,590	1,032
8.500%, 04/14/2024 (A)		3,180	2,067
8.500%, 04/14/2024		30	19

SEI Institutional Investments Trust / Annual Report / May 31, 2019	273

SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.375%, 09/20/2022 (A)	$2,021	$1,294
		4,412

Total Global Bonds (Cost $2,225,336) ($ Thousands)		2,128,143

Total Investments in Securities — 94.8% (Cost $2,225,336) ($ Thousands)		$2,128,143

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
R023 Bond Future	1,115	Aug-2019	$8,052	$7,950	$31
Euro-Bund	(15)	Sep-2019	(2,847)	(2,855)	(7)
Euro-Bund	(175)	Jun-2019	(32,312)	(32,828)	(1,037)
Euro-Buxl 30 Year Bond	2	Sep-2019	433	437	3
Euro-Buxl 30 Year Bond	(28)	Jun-2019	(5,790)	(6,161)	(465)
R186 Bond Future	2,080	Aug-2019	16,212	16,005	63
R2032 Bond Future	966	Aug-2019	6,385	6,254	(25)
R2035 Bond Future	725	Aug-2019	4,970	4,853	(34)
R208 Bond Future	93	Aug-2019	664	656	3
R209 Bond Future	907	Aug-2019	4,756	4,635	(41)
U.S. 10-Year Treasury Note	233	Sep-2019	29,296	29,533	237
U.S. Ultra Long Treasury Bond	56	Sep-2019	9,650	9,844	193

			$39,469	$38,323	$(1,079)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	06/19/19	USD	21,195	HUF	5,884,783	$(984)
Barclays PLC	06/19/19	TWD	145,851	USD	4,728	114
Citigroup	06/04/19	BRL	12,455	USD	3,204	22
Citigroup	06/19/19	BRL	16,657	USD	4,218	(32)
Citigroup	06/04/19 - 07/17/19	USD	48,374	BRL	187,960	(449)
Citigroup	06/05/19 - 06/19/19	USD	9,050	EUR	8,052	(67)
Citigroup	06/07/19	RON	5,592	EUR	1,160	(21)
Citigroup	06/07/19 - 07/09/19	USD	3,789	ZAR	55,402	12
Citigroup	06/07/19	USD	2,679	ZAR	38,705	(22)
Citigroup	06/07/19	ZAR	62,445	USD	4,408	120
Citigroup	06/10/19 - 06/19/19	TRY	8,296	USD	1,394	(21)
Citigroup	06/13/19	IDR	7,989,721	USD	556	(3)
Citigroup	06/17/19 - 06/19/19	COP	33,896,668	USD	10,432	381
Citigroup	09/18/19	COP	10,919,887	USD	3,206	(17)
Citigroup	08/06/19	USD	766	TRY	5,000	60
Citigroup	06/19/19	USD	779	TRY	4,420	(27)
Citigroup	06/19/19	RON	5,087	USD	1,191	(4)

274	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	06/19/19	USD	8,354	CZK	189,128	$(190)
Citigroup	06/19/19	USD	8,986	CLP	6,090,292	(373)
Citigroup	06/19/19	USD	9,954	RUB	658,730	135
Citigroup	08/23/19	USD	2,722	ILS	9,830	2
Citigroup	06/19/19	USD	7,240	ILS	25,996	(67)
Citigroup	06/19/19	USD	14,036	COP	44,107,427	(958)
Citigroup	06/19/19 - 07/03/19	EUR	14,487	USD	16,440	274
Citigroup	10/18/19	USD	537	CNH	3,774	6
Citigroup	06/19/19	USD	14,399	CNH	96,704	(451)
Citigroup	06/19/19 - 06/28/19	USD	5,068	THB	161,889	50
Citigroup	06/19/19	USD	13,775	THB	434,985	(24)
Citigroup	07/03/19	USD	1,752	MXN	34,607	4
Citigroup	06/19/19 - 07/03/19	USD	26,681	MXN	515,235	(537)
Citigroup	06/19/19 - 07/03/19	MXN	172,919	USD	8,906	133
Citigroup	06/19/19	THB	22,076	USD	698	–
Citigroup	06/28/19	THB	169,788	USD	5,299	(70)
Citigroup	06/19/19	HUF	3,187,412	USD	11,030	83
Citigroup	06/19/19 - 07/31/19	CLP	9,743,966	USD	14,577	796
Citigroup	06/21/19	EUR	2,486	CZK	64,000	(12)
Citigroup	06/21/19	CZK	29,000	EUR	1,125	4
Citigroup	06/21/19	ARS	135,291	USD	2,823	(108)
Citigroup	07/10/19	USD	3,811	KRW	4,349,731	(154)
Citigroup	07/24/19	EUR	1,246	HUF	402,901	(6)
Citigroup	07/24/19	HUF	532,082	EUR	1,636	(1)
Citigroup	08/07/19 - 10/09/19	USD	1,893	GHS	10,898	108
Citigroup	08/07/19	PLN	2,000	EUR	465	(1)
Citigroup	08/21/19 - 02/03/20	USD	10,863	NGN	4,110,719	338
Citigroup	08/23/19	ILS	12,864	USD	3,598	32
Citigroup	09/13/19	USD	614	UYU	21,270	(22)
Citigroup	09/18/19	EUR	6,337	RON	30,800	95
Citigroup	10/18/19	CNY	–	USD	–	–
Citigroup	10/18/19	CNH	967	USD	144	4
Citigroup	12/19/19	NGN	2,218,860	USD	5,726	(270)
Goldman Sachs	06/03/19	PHP	190,225	USD	3,638	(9)
Goldman Sachs	06/19/19	BRL	15,876	USD	4,072	21
Goldman Sachs	06/04/19 - 09/04/19	BRL	62,327	USD	15,367	(542)
Goldman Sachs	06/05/19 - 06/21/19	USD	5,321	ARS	244,234	64
Goldman Sachs	06/05/19	EUR	15,226	USD	17,030	61
Goldman Sachs	06/07/19 - 09/18/19	EUR	7,240	RON	35,058	85
Goldman Sachs	06/07/19	RON	20,523	EUR	4,256	(77)
Goldman Sachs	06/19/19 - 09/04/19	USD	31,711	ZAR	465,378	157
Goldman Sachs	06/07/19	USD	3,015	ZAR	43,131	(53)
Goldman Sachs	06/07/19 - 06/19/19	ZAR	128,724	USD	9,038	206
Goldman Sachs	06/07/19	ZAR	59,901	USD	4,083	(31)
Goldman Sachs	06/10/19 - 06/19/19	USD	13,873	IDR	199,968,261	103
Goldman Sachs	06/10/19 - 07/31/19	IDR	167,115,409	USD	11,627	(56)
Goldman Sachs	06/11/19	USD	10,155	THB	322,491	37
Goldman Sachs	06/17/19	USD	1,911	COP	6,033,614	(122)
Goldman Sachs	06/17/19 - 06/19/19	COP	35,284,353	USD	11,153	690
Goldman Sachs	07/17/19	USD	1,465	BRL	5,845	22
Goldman Sachs	06/19/19	USD	2,577	BRL	10,045	(14)

SEI Institutional Investments Trust / Annual Report / May 31, 2019	275

SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	06/19/19	USD	6,100	PLN	23,270	$(39)
Goldman Sachs	09/23/19	USD	1,378	CLP	976,244	2
Goldman Sachs	06/19/19 - 07/18/19	USD	13,486	CLP	9,081,479	(643)
Goldman Sachs	06/19/19 - 07/03/19	USD	28,586	EUR	25,368	(262)
Goldman Sachs	06/19/19 - 08/23/19	ILS	38,807	USD	10,818	94
Goldman Sachs	06/19/19	CZK	40	USD	2	–
Goldman Sachs	06/19/19	CZK	55,330	USD	2,382	(6)
Goldman Sachs	06/19/19 - 12/18/19	TRY	126,891	USD	19,924	(861)
Goldman Sachs	06/19/19	HUF	227,108	USD	787	7
Goldman Sachs	06/19/19	MXN	442,332	USD	22,864	367
Goldman Sachs	06/21/19	CZK	162,000	EUR	6,285	19
Goldman Sachs	06/21/19 - 08/28/19	CZK	161,609	EUR	6,228	(12)
Goldman Sachs	07/03/19	USD	1,185	MXN	22,891	(24)
Goldman Sachs	07/10/19	USD	3,795	KRW	4,414,140	(83)
Goldman Sachs	07/24/19	EUR	2,937	HUF	958,338	13
Goldman Sachs	07/24/19	EUR	3,273	HUF	1,061,716	(7)
Goldman Sachs	07/25/19	USD	6,221	RUB	410,751	35
Goldman Sachs	07/25/19	USD	532	RUB	34,948	–
Goldman Sachs	07/25/19	RUB	135,571	USD	2,081	16
Goldman Sachs	09/04/19	RUB	239,540	USD	3,612	(16)
Goldman Sachs	07/31/19	KZT	180,596	USD	468	(2)
Goldman Sachs	07/31/19	CLP	1,998,038	USD	2,887	62
Goldman Sachs	08/06/19	USD	826	KZT	320,000	9
Goldman Sachs	08/06/19 - 09/18/19	USD	5,165	TRY	32,653	120
Goldman Sachs	08/07/19	PLN	6,164	EUR	1,424	(12)
Goldman Sachs	08/07/19	EUR	8,436	PLN	36,423	50
Goldman Sachs	08/21/19 - 08/26/19	TWD	225,592	USD	7,190	45
Goldman Sachs	08/21/19 - 11/20/19	NGN	1,486,710	USD	3,779	(289)
Goldman Sachs	08/23/19	USD	755	ILS	2,729	2
Goldman Sachs	10/18/19	USD	3,978	CNH	27,648	1
Goldman Sachs	11/20/19	USD	5,924	NGN	2,233,442	143
JPMorgan Chase Bank	06/03/19 - 07/02/19	USD	6,923	TRY	42,310	274
JPMorgan Chase Bank	06/03/19 - 07/02/19	USD	10,539	CZK	242,970	(51)
JPMorgan Chase Bank	06/05/19 - 07/23/19	USD	11,887	EUR	10,597	(74)
JPMorgan Chase Bank	06/05/19 - 07/23/19	EUR	87,672	USD	98,886	941
JPMorgan Chase Bank	07/23/19	EUR	2	USD	2	–
JPMorgan Chase Bank	06/07/19	EUR	4,897	RON	23,330	22
JPMorgan Chase Bank	06/07/19	USD	1,918	ZAR	28,000	4
JPMorgan Chase Bank	06/07/19 - 07/09/19	USD	18,784	ZAR	269,584	(300)
JPMorgan Chase Bank	06/07/19 - 06/28/19	ZAR	231,255	USD	15,934	79
JPMorgan Chase Bank	06/10/19 - 08/06/19	TRY	38,814	USD	6,136	(307)
JPMorgan Chase Bank	06/11/19	USD	258	THB	8,192	1
JPMorgan Chase Bank	07/05/19	USD	4,084	THB	129,068	(2)
JPMorgan Chase Bank	06/11/19 - 06/28/19	THB	317,317	USD	9,927	(105)
JPMorgan Chase Bank	06/13/19	USD	3,962	INR	276,516	3
JPMorgan Chase Bank	06/13/19	IDR	45,449,597	USD	3,177	–
JPMorgan Chase Bank	07/31/19	IDR	16,009,906	USD	1,091	(16)
JPMorgan Chase Bank	06/17/19	USD	1,446	COP	4,751,572	(37)
JPMorgan Chase Bank	06/17/19	COP	5,727,524	USD	1,711	13
JPMorgan Chase Bank	06/19/19	BRL	5,695	USD	1,477	24
JPMorgan Chase Bank	07/17/19	BRL	3,625	USD	919	(3)

276	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	06/19/19 - 06/28/19	USD	9,345	THB	297,623	$65
JPMorgan Chase Bank	06/19/19	USD	13,734	CNH	92,154	(442)
JPMorgan Chase Bank	06/19/19	TWD	296,123	USD	9,633	264
JPMorgan Chase Bank	06/19/19	PHP	708,661	USD	13,275	(296)
JPMorgan Chase Bank	06/19/19	IDR	199,974,670	USD	13,753	(200)
JPMorgan Chase Bank	06/21/19	CZK	5,836	EUR	225	–
JPMorgan Chase Bank	06/21/19	EUR	8,170	CZK	210,795	(17)
JPMorgan Chase Bank	06/24/19	THB	152,618	USD	4,777	(48)
JPMorgan Chase Bank	06/25/19	USD	31	IDR	460,301	–
JPMorgan Chase Bank	06/25/19 - 07/03/19	USD	3,505	ARS	167,554	60
JPMorgan Chase Bank	06/25/19	USD	3,512	PHP	185,744	44
JPMorgan Chase Bank	06/25/19 - 06/28/19	PEN	23,782	USD	7,129	76
JPMorgan Chase Bank	06/25/19 - 06/28/19	BRL	63,707	USD	15,688	(559)
JPMorgan Chase Bank	06/25/19	RUB	539,976	USD	8,323	60
JPMorgan Chase Bank	06/25/19	CLP	2,733,764	USD	3,943	77
JPMorgan Chase Bank	06/25/19	COP	17,999,254	USD	5,466	130
JPMorgan Chase Bank	06/28/19	USD	380	HUF	111,449	3
JPMorgan Chase Bank	06/28/19	USD	29,279	PLN	113,167	206
JPMorgan Chase Bank	06/28/19 - 07/03/19	MXN	132,541	USD	6,900	171
JPMorgan Chase Bank	06/28/19 - 07/30/19	PHP	382,964	USD	7,292	(27)
JPMorgan Chase Bank	07/02/19	USD	540	BRL	2,205	22
JPMorgan Chase Bank	07/03/19	USD	2,154	MXN	42,000	(23)
JPMorgan Chase Bank	07/03/19	PEN	8,474	USD	2,529	16
JPMorgan Chase Bank	07/10/19	USD	157	PHP	8,256	1
JPMorgan Chase Bank	07/17/19	USD	2,367	BRL	9,580	72
JPMorgan Chase Bank	07/24/19	EUR	2,142	HUF	694,807	(4)
JPMorgan Chase Bank	07/24/19	HUF	3,097,906	EUR	9,613	89
JPMorgan Chase Bank	07/24/19	HUF	1,079,950	EUR	3,314	(11)
JPMorgan Chase Bank	07/25/19	USD	259	RON	1,103	–
JPMorgan Chase Bank	07/25/19	USD	13,372	RON	56,819	(32)
JPMorgan Chase Bank	07/25/19	RUB	136,633	USD	2,098	17
JPMorgan Chase Bank	07/31/19	USD	1,066	IDR	15,419,600	–
JPMorgan Chase Bank	07/31/19 - 08/06/19	USD	3,186	KZT	1,246,254	64
JPMorgan Chase Bank	07/31/19	USD	5,983	CLP	3,966,802	(374)
JPMorgan Chase Bank	07/31/19	CLP	3,828,159	USD	5,571	159
JPMorgan Chase Bank	08/06/19	USD	428	TRY	2,800	35
JPMorgan Chase Bank	09/18/19	RON	23,330	EUR	4,840	(27)
JPMorgan Chase Bank	10/18/19	CNH	30,237	USD	4,320	(32)
JPMorgan Chase Bank	02/03/20	NGN	984,612	USD	2,553	(84)
JPMorgan Chase Bank	10/19/20	USD	240	UYU	9,000	(3)
Merrill Lynch	06/19/19	USD	392	ZAR	5,584	(9)
Merrill Lynch	06/19/19	USD	920	RUB	59,939	(3)
Merrill Lynch	06/19/19	EUR	4,672	USD	5,345	132
Merrill Lynch	06/19/19	USD	10,588	PLN	40,263	(102)
Merrill Lynch	06/19/19	PHP	455,491	USD	8,528	(194)
Merrill Lynch	12/19/19	USD	3,477	NGN	1,311,610	67
Standard Bank	06/04/19	USD	609	BRL	2,302	(21)
Standard Bank	06/05/19 - 06/19/19	USD	7,605	EUR	6,802	(22)
Standard Bank	06/07/19	USD	1,997	ZAR	29,136	3
Standard Bank	06/07/19 - 06/19/19	USD	1,564	ZAR	22,492	(22)

SEI Institutional Investments Trust / Annual Report / May 31, 2019	277

SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Standard Bank	06/07/19	ZAR	17,000	USD	1,167	$–
Standard Bank	06/10/19 - 06/13/19	USD	4,451	IDR	64,257,689	43
Standard Bank	07/31/19	IDR	7,980,342	USD	553	1
Standard Bank	06/10/19 - 07/31/19	IDR	170,477,337	USD	11,823	(72)
Standard Bank	06/11/19	USD	1,305	MYR	5,404	(16)
Standard Bank	06/11/19 - 08/30/19	MYR	61,926	USD	14,867	129
Standard Bank	06/28/19	THB	35,770	USD	1,134	3
Standard Bank	06/11/19 - 07/05/19	THB	225,607	USD	7,108	(25)
Standard Bank	06/13/19	INR	276,516	USD	3,926	(39)
Standard Bank	06/19/19	EUR	3,752	USD	4,252	66
Standard Bank	06/19/19	USD	4,793	PLN	18,190	(55)
Standard Bank	06/19/19	USD	6,043	TRY	34,774	(131)
Standard Bank	06/19/19 - 06/28/19	USD	6,211	THB	197,688	38
Standard Bank	06/19/19	CZK	30,783	USD	1,345	16
Standard Bank	07/25/19	RUB	57,423	USD	881	6
Standard Bank	06/19/19 - 07/25/19	RUB	391,194	USD	5,969	(1)
Standard Bank	07/03/19	USD	791	PEN	2,637	(10)
Standard Bank	07/10/19	KRW	4,410,870	USD	3,881	172
Standard Bank	07/17/19	UGX	29,526,173	USD	7,733	(93)
Standard Bank	07/24/19	EUR	300	HUF	97,689	1
Standard Bank	07/25/19	USD	2,826	RUB	184,285	(19)
Standard Bank	08/07/19 - 09/11/19	USD	4,180	GHS	23,877	202
Standard Bank	08/07/19	EUR	4,310	PLN	18,598	24
Standard Bank	08/21/19 - 11/20/19	NGN	2,964,950	USD	7,622	(488)
Standard Bank	09/23/19	USD	626	CLP	445,096	2
State Street	06/05/19	EUR	7,625	USD	8,585	88
State Street	06/05/19	USD	11,846	EUR	10,521	(122)
State Street	07/03/19	USD	3,201	MXN	61,525	(79)
State Street	07/17/19	BRL	6,351	USD	1,581	(35)
						$(3,494)

A list of open centrally cleared swap agreements held by the Fund at May 31, 2019, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
7.45%	1-DAY BRL - CETIP	Annually	01/02/2020	BRL	92,681	$ (149)	$ –	$ (149)
2.265%	6-MONTH HUF - BUBOR	Semi-Annually	04/24/2029	HUF	150,000	(9)	–	(9)
5.81%	1-DAY-IBRCOL	Quarterly	04/03/2029	COP	7,450,804	(16)	–	(16)
2.969% FIXED	6-MONTH HUF - BUBOR	Semi-Annually	02/08/2029	HUF	1,800,000	(52)	–	(52)
2.70%	6-MONTH HUF - BUBOR	Semi-Annually	06/13/2028	HUF	667,750	(152)	–	(152)
2.439%	6-MONTH HUF - BUBOR	Semi-Annually	06/08/2028	HUF	319,300	(48)	–	(48)
2.379%	6-MONTH HUF - BUBOR	Semi-Annually	06/07/2028	HUF	405,700	199	–	199
1-DAY BRL - CETIP	12.34%	Annually	01/02/2028	BRL	7,521	268	–	268
28-DAY MXN - TIIE	7.51%	Monthly	04/20/2027	MXN	11,913	(16)	–	(16)
28-DAY MXN - TIIE	7.915%	Monthly	01/22/2027	MXN	60,251	(3)	–	(3)
28-DAY MXN - TIIE	8.155%	Monthly	12/28/2026	MXN	21,000	14	–	14
28-DAY MXN - TIIE	7.72%	Monthly	12/03/2026	MXN	16,200	(10)	–	(10)
28-DAY MXN - TIIE	7.755%	Monthly	02/24/2025	MXN	30,000	(6)	–	(6)
1.992%	6-MONTH PLN - WIBOR	Annually	03/25/2024	PLN	31,000	(33)	–	(33)
5.915%	1D COOIS + 0 BPS IBRCOL	Quarterly	05/15/2029	COP	6,500,000	(30)	–	(30)

278	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1.9865%	6-MONTH PLN - WIBOR	Semi-Annually	03/25/2024	PLN	31,000	$(31)	$–	$(31)
1-DAY BRL - CETIP	9.255%	Annually	01/02/2023	BRL	2,474	30	–	30
28-DAY MXN - TIIE	6.71%	Monthly	07/07/2022	MXN	198,683	(334)	–	(334)
28-DAY MXN - TIIE	6.745%	Monthly	06/23/2022	MXN	49,636	(80)	–	(80)
3-MONTH HUF - BUBOR	1.48	Annually	04/12/2022	HUF	1,486,760	11	–	11
3-MONTH HUF - BUBOR	1.471	Annually	04/12/2022	HUF	1,513,240	11	–	11
28-DAY MXN - TIIE	7.575%	Monthly	01/28/2022	MXN	99,598	(46)	–	(46)
28-DAY MXN - TIIE	7.705%	Monthly	01/21/2022	MXN	6,000	(2)	–	(2)
1.785%	6-MONTH PLN - WIBOR	Semi-Annually	03/25/2021	PLN	75,000	4	–	4
8.09%	28-DAY MXN - TIIE	Monthly	01/28/2021	MXN	193,370	(13)	–	(13)
8.145%	28-DAY MXN - TIIE	Monthly	01/28/2021	MXN	197,867	(19)	–	(19)
7.8875%	1-DAY BRL - CETIP	Annually	01/04/2021	BRL	16,834	83	–	83
1-DAY BRL - CETIP	7.06%	Annually	01/04/2021	BRL	18,171	37	–	37
1-DAY BRL - CETIP	7.065%	Annually	01/04/2021	BRL	44,094	92	–	92
1-DAY BRL - CETIP	11.475%	Annually	01/02/2023	BRL	7,562	194	–	194
28-DAY MXN - TIIE	8.08	Monthly	05/21/2029	MXN	15,000	–	–	–

						$(106)	$–	$(106)

A list of open OTC swap agreements held by the Fund at May 31, 2019, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase	0.845%	6-MONTH HUF - BUBOR	Semi-Annually	10/10/2019	HUF	4,000,000	$(99)	$–	$(99)
Goldman Sachs	1-DAY BRL - CETIP	9.73%	Annually	01/02/2020	BRL	6,161	122	–	122
JPMorgan Chase	1-DAY BRL - CETIP	9.605%	Annually	01/02/2020	BRL	5,083	95	–	95
JPMorgan Chase	1-DAY BRL - CETIP	9.065%	Annually	01/02/2020	BRL	11,157	167	–	167
JPMorgan Chase	1-DAY BRL - CETIP	11.46%	Annually	01/02/2020	BRL	6,073	201	–	201
JPMorgan Chase	0.6925%	6-MONTH HUF - BUBOR	Semi-Annually	04/20/2020	HUF	2,100,000	(22)	–	(22)
Goldman Sachs	1-DAY BRL - CETIP	12.725%	Annually	01/04/2021	BRL	13,491	977	–	977
JPMorgan Chase	1-DAY BRL - CETIP	10.23%	Annually	01/04/2021	BRL	250	9	–	9
JPMorgan Chase	1-DAY BRL - CETIP	10.04%	Annually	01/04/2021	BRL	9,579	306	–	306
JPMorgan Chase	1-DAY BRL - CETIP	9.61%	Annually	01/04/2021	BRL	6,884	190	–	190
JPMorgan Chase	1-DAY BRL - CETIP	9.275%	Annually	01/04/2021	BRL	7,587	183	–	183
JPMorgan Chase	1-DAY BRL - CETIP	8.87%	Annually	01/04/2021	BRL	11,980	244	–	244
JPMorgan Chase	1-DAY BRL - CETIP	8.655%	Annually	01/04/2021	BRL	4,925	90	–	90
Goldman Sachs	3-MONTH MPOR - RUB	9.005%	Annually	02/21/2021	RUB	1,677,896	247	–	247
Goldman Sachs	28-DAY MXN - TIIE	5.370%	Monthly	03/17/2021	MXN	62,000	(188)	–	(188)
JPMorgan Chase	1.3775%	6-MONTH HUF - BUBOR	Semi-Annually	06/17/2021	HUF	875,267	(81)	–	(81)
Goldman Sachs	6-MONTH PLN - WIBOR	2.208%	Annually	11/16/2021	PLN	10,048	55	–	55
Citigroup	6-MONTH PLN - WIBOR	2.431%	Annually	12/14/2021	PLN	15,500	75	–	75
Goldman Sachs	1.265%	6-MONTH HUF - BUBOR	Semi-Annually	01/10/2022	HUF	2,251,935	(121)	–	(121)
Goldman Sachs	3-MONTH MPOR - RUB	8.11%	Quarterly	03/23/2022	RUB	1,057,550	25	–	25
JPMorgan Chase	1.30%	6-MONTH HUF - BUBOR	Semi-Annually	04/06/2022	HUF	400,000	(20)	–	(20)
JPMorgan Chase	1-DAY-CLP - SCIRA	3.43%	Semi-Annually	05/10/2022	CLP	933,434	25	–	25
Goldman Sachs	28-DAY MXN - TIIE	5.900%	Monthly	09/12/2022	MXN	99,662	(343)	–	(343)
Goldman Sachs	6-MONTH HUF - BUBOR	0.8385%	Annually	09/21/2022	HUF	2,000,000	10	–	10
Goldman Sachs	1-DAY BRL - CETIP	11.985%	Annually	01/02/2023	BRL	3,000	250	–	250
Goldman Sachs	1-YEAR BRL- CDI	10.89%	Quarterly	01/03/2023	BRL	6,139	323	–	323
JPMorgan Chase	3M CNY 7D	2.985	Quarterly	05/20/2024	CNY	27,000	7	–	7
Goldman Sachs	28-DAY MXN - TIIE	6.355%	Monthly	05/21/2025	MXN	29,801	(122)	–	(122)
Goldman Sachs	28-DAY MXN - TIIE	6.205%	Monthly	12/08/2025	MXN	21,174	(102)	–	(102)
Goldman Sachs	28-DAY MXN - TIIE	6.165%	Monthly	03/05/2026	MXN	63,199	(327)	–	(327)
JPMorgan Chase	28-DAY MXN - TIIE	6.13%	Monthly	06/18/2026	MXN	47,000	(255)	–	(255)

SEI Institutional Investments Trust / Annual Report / May 31, 2019	279

SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Debt Fund (Concluded)

Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	28-DAY MXN - TIIE	6.381%	Monthly	09/16/2026	MXN	35,000	$(170)	$–	$(170)

							$1,751	$–	$1,751

Credit Default Swaps
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Credit Suisse	Ecuador Republic of Government	Sell	5.00%	Quarterly	12/20/2019	$(3,400)	$47	$(31)	$78
JPMorgan Chase	Argentina Republic of Government	Sell	5.00%	Quarterly	06/20/2023	(2,769)	(552)	185	(737)
Citigroup	Argentina Republic of Government	Buy	5.00%	Quarterly	06/20/2024	1,110	245	162	83
Citigroup	Argentina Republic of Government	Buy	5.00%	Quarterly	06/20/2024	900	198	152	46
Citigroup	Argentina Republic of Government	Sell	5.00%	Quarterly	06/20/2024	(900)	(199)	(185)	(14)
Goldman Sachs	CDX.EM.31.V1	Buy	1.00%	Quarterly	06/20/2024	25,425	1,230	1,067	163
JPMorgan Chase	Argentina Republic of Government	Sell	5.00%	Quarterly	06/20/2024	(530)	(117)	(139)	22

							$852	$1,211	$(359)

Cross-Currency Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payment (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	18.23%	3-MONTH HUF - LIBOR	Quarterly	12/09/2024	TRY	2,983	$(21)	$–	$(21)

							$(21)	$–	$(21)

Percentages are based on Net Assets of $2,245,266 ($ Thousands).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2019, the value of these securities amounted to $360,796 ($ Thousands), representing 16.1% of the Net Assets of the Fund.

(B)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(E)	Level 3 security in accordance with fair value hierarchy.

(F)	Security is in default on interest payment.

ARS — Argentine Peso

BADLAR — Buenos Aires Deposits of Large Amount Rate

BRL — Brazilian Real

BUBOR — Budapest Interbank Offered Rate

CETIP — Central of Custody and Financial Settlement of Securities

CJSC — Closed Joint-Stock Company

CLP — Chilean Peso

CNH — Chinese Yuan Offshore

CNY — Chinese Yuan Onshore

COP — Colombian Peso

COOIS — Columbia Overnight Index Swap

CZK — Czech Koruna

DAC — Designated Activity Company

DOP — Dominican Peso

EGP — Egyptian Pound

EUR — Euro

GHS — Ghanaian Cedi

HUF — Hungarian Forint

IBRCOL — Colombia Overnight Interbank Reference Rate

ICE— Intercontinental Exchange

IDR — Indonesian Rupiah

INR — Indian Rupee

ILS — Israeli New Sheckels

JSC — Joint-Stock Company

KRW — Korean Won

KZT— Kazakhstani Tenge

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

Ltd. — Limited

MPOR — Moscow Prime Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NGN — Nigerian Naira

OMO — Open Market Operation

PEN — Peruvian Nuevo Sol

PHP— Philippine Peso

PLC — Public Limited Company

280	SEI Institutional Investments Trust / Annual Report / May 31, 2019

PLN — Polish Zloty

RON — Romanian Leu

RUB — Russian Ruble

SCIRA — Sinacofi Chile Interbank Average Rate

THB — Thai Bhat

TIIE — Interbank Equilibrium Interest Rate

TRY — Turkish Lira

TWD — Taiwan Dollar

UAH — Ukrainian Hryvnia

UGX — Uganda Dollar

USD — United States Dollar

UYU — Uruguay Dollar

VAR — Variable Rate

WIBOR — Warsaw Interbank Offered Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3†	Total
Global Bonds	$–	$2,127,745	$398	$2,128,143

Total Investments in Securities	$–	$2,127,745	$398	$2,128,143

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$530	$–	$–	$530
Unrealized Depreciation	(1,609)	–	–	(1,609)
Forwards Contracts*
Unrealized Appreciation	–	9,189	–	9,189
Unrealized Depreciation	–	(12,683)	–	(12,683)
OTC Swaps
Credit Default Swaps*
Unrealized Appreciation	–	392	–	392
Unrealized Depreciation	–	(751)	–	(751)
Interest Rate Swaps*
Unrealized Appreciation	–	3,601	–	3,601
Unrealized Depreciation	–	(1,850)	–	(1,850)
Cross Currency Swaps*
Unrealized Appreciation	–	–	–	–
Unrealized Depreciation	–	(21)	–	(21)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	943	–	943
Unrealized Depreciation	–	(1,049)	–	(1,049)

Total Other Financial Instruments	$(1,079)	$(2,229)	$–	$(3,308)

† A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	281

SCHEDULE OF INVESTMENTS

May 31, 2019

Real Return Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 99.5%
U.S. Treasury Inflation-Protected Securities
1.250%, 07/15/2020	$18,679	$18,839
1.125%, 01/15/2021	21,354	21,532
0.625%, 07/15/2021	22,661	22,795
0.625%, 04/15/2023	25,878	26,128
0.625%, 01/15/2024	25,640	25,994
0.500%, 04/15/2024	9,765	9,841
0.375%, 07/15/2023	25,719	25,866
0.125%, 04/15/2021	27,134	26,871
0.125%, 01/15/2022	25,029	24,859
0.125%, 04/15/2022	26,433	26,202
0.125%, 07/15/2022	25,821	25,722
0.125%, 01/15/2023	25,945	25,739

Total U.S. Treasury Obligations (Cost $278,903) ($ Thousands)		280,388

Total Investments in Securities — 99.5% (Cost $278,903) ($ Thousands)		$280,388

Percentages are based on Net Assets of $281,804 ($ Thousands).

As of May 31, 2019, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

282	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SCHEDULE OF INVESTMENTS

May 31, 2019

Limited Duration Bond Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 40.2%

Communication Services — 1.9%
AT&T
3.247%, VAR ICE LIBOR USD 3 Month+0.650%, 01/15/2020	$6,720	$6,741
CBS
4.300%, 02/15/2021	2,470	2,524
Comcast
3.450%, 10/01/2021	1,000	1,021
Discovery Communications LLC
4.375%, 06/15/2021	3,310	3,419
2.750%, 11/15/2019	600	599
2.200%, 09/20/2019	4,595	4,585
Interpublic Group of Companies
3.500%, 10/01/2020	4,840	4,890
Sprint Spectrum LLC
3.360%, 09/20/2021 (A)	1,609	1,605
Verizon Communications
3.073%, VAR ICE LIBOR USD 3 Month+0.550%, 05/22/2020	3,370	3,384
		28,768

Consumer Discretionary — 0.9%
Alimentation Couche-Tard
2.350%, 12/13/2019 (A)	1,000	998
BMW US Capital LLC
2.969%, VAR ICE LIBOR USD 3 Month+0.380%, 04/06/2020 (A)	1,600	1,603
Daimler Finance North America LLC
1.500%, 07/05/2019 (A)	750	749
Dollar Tree
3.288%, VAR ICE LIBOR USD 3 Month+0.700%, 04/17/2020	1,200	1,200
Ford Motor Credit LLC
5.875%, 08/02/2021	130	136
5.750%, 02/01/2021	1,000	1,036
5.596%, 01/07/2022	1,450	1,517

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.656%, VAR ICE LIBOR USD 3 Month+1.080%, 08/03/2022	$400	$390
3.484%, VAR ICE LIBOR USD 3 Month+0.880%, 10/12/2021	500	490
2.681%, 01/09/2020	750	749
General Motors Financial
3.527%, VAR ICE LIBOR USD 3 Month+0.930%, 04/13/2020	4,120	4,135
3.150%, 01/15/2020	750	751
		13,754

Consumer Staples — 2.3%
Anheuser-Busch InBev Worldwide
6.875%, 11/15/2019	1,000	1,016
BAT Capital
2.764%, 08/15/2022	1,509	1,496
2.297%, 08/14/2020	9,960	9,910
Bayer US Finance LLC
2.375%, 10/08/2019 (A)	850	848
Bayer US Finance II LLC
3.500%, 06/25/2021 (A)	1,500	1,512
Campbell Soup
3.300%, 03/15/2021	625	630
3.241%, VAR ICE LIBOR USD 3 Month+0.630%, 03/15/2021	500	499
Conagra Brands
3.092%, VAR ICE LIBOR USD 3 Month+0.500%, 10/09/2020	1,100	1,097
Constellation Brands
3.218%, VAR ICE LIBOR USD 3 Month+0.700%, 11/15/2021	665	665
2.000%, 11/07/2019	1,000	997
Danone
1.691%, 10/30/2019 (A)	1,000	996
Fresenius Medical Care US Finance II
5.625%, 07/31/2019 (A)	1,000	1,003
General Mills
3.141%, VAR ICE LIBOR USD 3 Month+0.540%, 04/16/2021	6,000	6,000
Kraft Heinz Foods
5.375%, 02/10/2020	1,100	1,120
3.115%, VAR ICE LIBOR USD 3 Month+0.570%, 02/10/2021	3,096	3,094
Mondelez International Holdings Netherlands
1.625%, 10/28/2019 (A)	1,200	1,195
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/2019	1,000	997
Smithfield Foods
2.700%, 01/31/2020 (A)	1,000	997
Tyson Foods
2.650%, 08/15/2019	785	785

SEI Institutional Investments Trust / Annual Report / May 31, 2019	283

SCHEDULE OF INVESTMENTS

May 31, 2019

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Walgreens Boots Alliance
2.700%, 11/18/2019	$900	$899
		35,756

Energy — 1.4%
Energy Transfer Partners
5.875%, 03/01/2022	250	267
5.750%, 09/01/2020	1,468	1,510
Kinder Morgan
5.000%, 02/15/2021 (A)	5,000	5,173
Petroleos Mexicanos
5.500%, 01/21/2021	4,945	5,081
Saudi Arabian Oil MTN
2.875%, 04/16/2024 (A)	9,270	9,210
Williams
3.600%, 03/15/2022	250	254
		21,495

Financials — 22.0%
American Campus Communities Operating Partnership
3.350%, 10/01/2020	1,500	1,512
American Express
3.140%, VAR ICE LIBOR USD 3 Month+0.620%, 05/20/2022	5,300	5,304
American Express Credit MTN
2.200%, 03/03/2020	10,600	10,581
Athene Global Funding
2.750%, 04/20/2020 (A)	7,535	7,542
Bank of America
7.625%, 06/01/2019	750	750
3.335%, VAR ICE LIBOR USD 3 Month+0.650%, 01/25/2023	1,000	1,019
2.738%, VAR ICE LIBOR USD 3 Month+0.370%, 01/23/2022	1,455	1,456
Bank of America MTN
2.369%, VAR ICE LIBOR USD 3 Month+0.660%, 07/21/2021	2,515	2,507
2.328%, VAR ICE LIBOR USD 3 Month+0.630%, 10/01/2021	11,335	11,283
Bank of Montreal
1.750%, 06/15/2021 (A)	14,800	14,642
Bank of Montreal MTN
2.992%, VAR ICE LIBOR USD 3 Month+0.400%, 01/22/2021	10,980	11,004
Bank of New York Mellon MTN
2.300%, 09/11/2019	1,500	1,499
Bank of Nova Scotia
1.875%, 04/26/2021	13,050	12,961
Canadian Imperial Bank of Commerce
2.100%, 10/05/2020	7,360	7,328

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Capital One Financial
3.450%, 04/30/2021	$8,155	$8,267
2.500%, 05/12/2020	4,630	4,621
Citibank
3.400%, 07/23/2021	250	254
3.050%, 05/01/2020	1,610	1,616
Citigroup
2.900%, 12/08/2021	9,200	9,231
2.700%, 03/30/2021	2,845	2,847
2.650%, 10/26/2020	5,394	5,404
2.500%, 07/29/2019	1,000	1,000
Citizens Bank
3.248%, VAR ICE LIBOR USD 3 Month+0.720%, 02/14/2022	4,310	4,323
2.250%, 10/30/2020	6,550	6,518
Fifth Third Bank
2.200%, 10/30/2020	3,020	3,009
General Electric MTN
6.000%, 08/07/2019	4,536	4,559
Goldman Sachs Bank USA NY
3.200%, 06/05/2020	3,530	3,550
Goldman Sachs Group
5.250%, 07/27/2021	6,905	7,267
2.550%, 10/23/2019	3,500	3,499
Goldman Sachs Group MTN
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	500	499
HSBC Bank PLC
4.125%, 08/12/2020 (A)	2,418	2,462
Jackson National Life Global Funding
3.081%, VAR ICE LIBOR USD 3 Month+0.480%, 06/11/2021 (A)	8,255	8,280
JPMorgan Chase
2.550%, 03/01/2021	4,036	4,030
JPMorgan Chase Bank
3.086%, VAR ICE LIBOR USD 3 Month+0.350%, 04/26/2021	735	738
2.926%, VAR ICE LIBOR USD 3 Month+0.340%, 04/26/2021	5,030	5,033
2.604%, VAR ICE LIBOR USD 3 Month+0.280%, 02/01/2021	2,085	2,084
KeyBank
3.239%, VAR ICE LIBOR USD 3 Month+0.660%, 02/01/2022	12,340	12,386
Lloyds Bank
6.375%, 01/21/2021	1,250	1,324
3.300%, 05/07/2021	1,025	1,036
Macquarie Bank MTN
2.600%, 06/24/2019 (A)	650	650
Manufacturers & Traders Trust
2.050%, 08/17/2020	9,590	9,550
MassMutual Global Funding II
1.550%, 10/11/2019 (A)	5,774	5,754

284	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Morgan Stanley
5.750%, 01/25/2021	$6,943	$7,281
Morgan Stanley MTN
5.625%, 09/23/2019	1,000	1,009
3.095%, VAR ICE LIBOR USD 3
Month+0.550%, 02/10/2021	2,000	2,002
2.625%, 11/17/2021	7,180	7,165
MUFG Union Bank
3.207%, VAR ICE LIBOR USD 3 Month+0.600%, 03/07/2022	6,450	6,450
Nationwide Building Society MTN
3.622%, VAR ICE LIBOR USD 3 Month+1.181%, 04/26/2023 (A)	685	692
New York Life Global Funding
2.885%, VAR ICE LIBOR USD 3 Month+0.320%, 08/06/2021 (A)	500	501
2.862%, VAR ICE LIBOR USD 3 Month+0.280%, 01/28/2021 (A)	3,570	3,577
2.752%, VAR ICE LIBOR USD 3 Month+0.160%, 10/01/2020 (A)	3,550	3,552
1.950%, 09/28/2020 (A)	6,300	6,269
New York Life Global Funding MTN
2.000%, 04/13/2021 (A)	1,000	992
PNC Bank MTN
2.300%, 06/01/2020	3,465	3,459
Principal Life Global Funding II
2.625%, 11/19/2020 (A)	7,170	7,181
Prudential Financial MTN
5.375%, 06/21/2020	2,000	2,057
4.500%, 11/15/2020	6,447	6,630
2.350%, 08/15/2019	1,152	1,151
Royal Bank of Canada
1.875%, 02/05/2020	7,280	7,256
Royal Bank of Canada MTN
2.973%, VAR ICE LIBOR USD 3 Month+0.390%, 04/30/2021	3,550	3,559
Santander UK
3.400%, 06/01/2021	585	591
2.350%, 09/10/2019	1,500	1,499
SunTrust Bank
3.525%, VAR ICE LIBOR USD 3 Month+0.500%, 10/26/2021	4,500	4,555
3.115%, VAR ICE LIBOR USD 3 Month+0.590%, 05/17/2022	2,710	2,713
2.900%, 03/03/2021	4,995	5,026
Toronto-Dominion Bank MTN
3.031%, VAR ICE LIBOR USD 3 Month+0.430%, 06/11/2021	2,388	2,397
UBS MTN
2.200%, 06/08/2020 (A)	8,015	7,983
US Bank
3.050%, 07/24/2020	2,160	2,175

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.875%, VAR ICE LIBOR USD 3 Month+0.310%, 02/04/2021	$8,310	$8,324
WEA Finance LLC
2.700%, 09/17/2019 (A)	1,145	1,145
Wells Fargo
3.465%, VAR ICE LIBOR USD 3 Month+0.930%, 02/11/2022	6,170	6,206
Wells Fargo MTN
2.625%, 07/22/2022	225	224
2.600%, 07/22/2020	6,330	6,336
2.150%, 01/30/2020	2,000	1,996
Wells Fargo Bank
3.625%, 10/22/2021	1,000	1,022
3.325%, VAR ICE LIBOR USD 3 Month+0.490%, 07/23/2021	615	620
2.400%, 01/15/2020	5,040	5,035
		337,809

Health Care — 3.7%
AbbVie
3.750%, 11/14/2023	550	567
2.500%, 05/14/2020	7,860	7,840
Allergan Sales LLC
5.000%, 12/15/2021 (A)	500	521
Amgen
2.200%, 05/11/2020	1,530	1,524
Becton Dickinson
2.675%, 12/15/2019	1,000	999
Bristol-Myers Squibb
2.550%, 05/14/2021 (A)	6,760	6,786
Celgene
2.750%, 02/15/2023	1,400	1,403
Cigna
3.200%, 09/17/2020 (A)	11,910	11,991
Cigna Holding
4.500%, 03/15/2021	850	872
CVS Health
3.321%, VAR ICE LIBOR USD 3 Month+0.720%, 03/09/2021	8,875	8,911
Humana
2.500%, 12/15/2020	855	852
Mylan
2.500%, 06/07/2019	8,590	8,589
Sutter Health
2.286%, 08/15/2053	1,000	1,049
Teva Pharmaceutical Finance Netherlands III BV
1.700%, 07/19/2019	4,188	4,176
Zimmer Biomet Holdings
2.700%, 04/01/2020	750	749
		56,829

SEI Institutional Investments Trust / Annual Report / May 31, 2019	285

SCHEDULE OF INVESTMENTS

May 31, 2019

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Industrials — 1.3%
Air Lease
3.500%, 01/15/2022	$690	$700
2.125%, 01/15/2020	825	822
BAE Systems Holdings
6.375%, 06/01/2019 (A)	800	800
2.850%, 12/15/2020 (A)	500	501
Caterpillar Financial Services MTN
2.915%, VAR ICE LIBOR USD 3 Month+0.390%, 05/17/2021	6,000	6,011
GE Capital International Funding Unlimited
2.342%, 11/15/2020	1,825	1,807
General Electric MTN
5.550%, 05/04/2020	1,815	1,859
4.650%, 10/17/2021	800	831
2.200%, 01/09/2020	1,000	996
IHS Markit
5.000%, 11/01/2022 (A)	1,500	1,579
Ingersoll-Rand
9.000%, 08/15/2021	750	833
Park Aerospace Holdings
5.250%, 08/15/2022 (A)	205	213
4.500%, 03/15/2023 (A)	460	465
3.625%, 03/15/2021 (A)	250	250
Siemens Financieringsmaatschappij
1.300%, 09/13/2019 (A)	1,000	997
United Technologies
3.175%, VAR ICE LIBOR USD 3 Month+0.650%, 08/16/2021	1,300	1,301
		19,965

Information Technology — 1.1%
Analog Devices
2.850%, 03/12/2020	625	626
Broadcom
3.125%, 04/15/2021 (A)	9,960	9,978
2.375%, 01/15/2020	1,250	1,246
Dell International LLC
4.420%, 06/15/2021 (A)	3,900	3,996
Hewlett Packard Enterprise
2.100%, 10/04/2019 (A)	1,500	1,497
		17,343

Materials — 0.2%
Bemis
6.800%, 08/01/2019	1,000	1,006
Georgia-Pacific LLC
2.539%, 11/15/2019 (A)	1,250	1,249
WestRock MWV LLC
7.375%, 09/01/2019	1,050	1,062
		3,317

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Real Estate — 1.2%
Alexandria Real Estate Equities
2.750%, 01/15/2020	$1,000	$1,000
Boston Properties
4.125%, 05/15/2021	1,000	1,025
Camden Property Trust
2.950%, 12/15/2022	1,490	1,503
Digital Realty Trust
3.950%, 07/01/2022	500	518
3.625%, 10/01/2022	460	471
Duke Realty
3.875%, 02/15/2021	700	714
Essex Portfolio
5.200%, 03/15/2021	1,000	1,037
GLP Capital
4.875%, 11/01/2020	1,408	1,432
HCP
3.150%, 08/01/2022	585	591
2.625%, 02/01/2020	500	500
Healthcare Realty Trust
3.750%, 04/15/2023	750	763
Highwoods Realty
3.200%, 06/15/2021	1,166	1,171
Host Hotels & Resorts
6.000%, 10/01/2021	650	688
Liberty Property
4.125%, 06/15/2022	200	207
National Retail Properties
3.800%, 10/15/2022	708	730
Realty Income
3.250%, 10/15/2022	1,000	1,018
Reckson Operating Partnership
7.750%, 03/15/2020	1,000	1,037
UDR MTN
4.625%, 01/10/2022	1,400	1,460
Ventas Realty
2.700%, 04/01/2020	1,000	1,000
VEREIT Operating Partnership
4.125%, 06/01/2021	500	511
Welltower
3.750%, 03/15/2023	500	516
		17,892

Sovereign — 3.0%
European Investment Bank
2.753%, VAR United States Secured Overnight Financing Rate+0.320%, 10/08/2021	16,105	16,094
Inter-American Development Bank MTN
2.797%, VAR ICE LIBOR USD 3 Month+0.200%, 07/15/2021	11,325	11,367

286	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
International Bank for Reconstruction & Development
2.620%, VAR United States Secured Overnight Financing Rate+0.220%, 08/21/2020	$17,847	$17,851
		45,312

Utilities — 1.2%
DTE Energy
2.400%, 12/01/2019	1,000	998
Duke Energy Florida LLC
2.100%, 12/15/2019	563	562
LG&E & KU Energy LLC
3.750%, 11/15/2020	1,000	1,013
NextEra Energy Capital Holdings
2.900%, 04/01/2022	7,390	7,449
Oncor Electric Delivery LLC
5.750%, 09/30/2020	500	519
Public Service Enterprise Group
1.600%, 11/15/2019	7,290	7,258
		17,799

Total Corporate Obligations (Cost $613,150) ($ Thousands)		616,039

U.S. TREASURY OBLIGATIONS — 20.7%
U.S. Treasury Bills
2.481%, 06/20/2019 (B)(C)	382	382
2.391%, 07/09/2019 (C)	2,006	2,001
2.305%, 07/16/2019 (C)	13,465	13,428
2.323%, 07/23/2019 (C)	4,071	4,058
U.S. Treasury Inflation-Protected Securities
0.625%, 04/15/2023	8,187	8,266
0.125%, 01/15/2022	22,653	22,499
0.125%, 01/15/2023	22,163	21,987
U.S. Treasury Notes
2.367%, VAR US Treasury 3 Month Bill Money Market Yield+0.043%, 07/31/2020	10,550	10,548
2.250%, 04/30/2021	14,125	14,200
2.250%, 04/15/2022	71,745	72,434
2.250%, 04/30/2024	9,835	9,977
2.125%, 01/31/2021	56,865	56,958
2.125%, 05/31/2021	24,870	24,956
2.000%, 05/31/2024	13,040	13,083
1.250%, 08/31/2019	20,500	20,440
1.125%, 12/31/2019	21,980	21,824

Total U.S. Treasury Obligations (Cost $315,134) ($ Thousands)		317,041

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 18.5%

Automotive — 6.7%

Americredit Automobile Receivables Trust, Ser 2019-1, Cl A2A
2.930%, 06/20/2022	$4,330	$4,346
Carmax Auto Owner Trust, Ser 2019-2, Cl A2A
2.690%, 07/15/2022	3,125	3,138
Chesapeake Funding II LLC, Ser 2016-2A, Cl A2
3.473%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2028 (A)	598	599
Chesapeake Funding II LLC, Ser 2016-2A, Cl B
2.700%, 06/15/2028 (A)	900	899
Chesapeake Funding II LLC, Ser 2017-4A, Cl A2
2.780%, VAR ICE LIBOR USD 1 Month+0.340%, 11/15/2029 (A)	1,205	1,205
Chesapeake Funding II LLC, Ser 2017-4A, Cl B
2.590%, 11/15/2029 (A)	2,395	2,391
Chesapeake Funding II LLC, Ser 2019-1A, Cl A1
2.950%, 04/15/2031 (A)	6,660	6,718
Chrysler Capital Auto Receivables Trust, Ser 2016-BA, Cl A4
1.870%, 02/15/2022 (A)	4,255	4,232
CPS Auto Receivables Trust, Ser 2019-B, Cl A
2.890%, 05/16/2022 (A)	2,830	2,832
Credit Acceptance Auto Loan Trust, Ser 2017- 3A, Cl A
2.650%, 06/15/2026 (A)	2,650	2,651
Credit Acceptance Auto Loan Trust, Ser 2018- 1A, Cl A
3.010%, 02/16/2027 (A)	1,250	1,255
Drive Auto Receivables Trust, Ser 2015-DA, Cl D
4.590%, 01/17/2023 (A)	1,942	1,955
Drive Auto Receivables Trust, Ser 2018-2, Cl B
3.220%, 04/15/2022	5,565	5,571
Drive Auto Receivables Trust, Ser 2018-3, Cl B
3.370%, 09/15/2022	8,070	8,098
Drive Auto Receivables Trust, Ser 2018-4, Cl B
3.360%, 10/17/2022	5,895	5,922
Drive Auto Receivables Trust, Ser 2019-2, Cl A3
3.040%, 03/15/2023	3,430	3,458
Drive Auto Receivables Trust, Ser 2019-2, Cl B
3.170%, 11/15/2023	2,250	2,276

SEI Institutional Investments Trust / Annual Report / May 31, 2019	287

SCHEDULE OF INVESTMENTS

May 31, 2019

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
DT Auto Owner Trust, Ser 2018-3A, Cl B
3.560%, 09/15/2022 (A)	$4,900	$4,956
Enterprise Fleet Financing LLC, Ser 2018-2, Cl A2
3.140%, 02/20/2024 (A)	3,880	3,902
First Investors Auto Owner Trust, Ser 2018- 1A, Cl A2
3.220%, 01/17/2023 (A)	2,660	2,679
GM Financial Automobile Leasing Trust, Ser 2018-3, Cl B
3.480%, 07/20/2022	2,105	2,136
Nissan Master Owner Trust Receivables, Ser 2016-A, Cl A2
1.540%, 06/15/2021	3,000	2,999
Nissan Master Owner Trust Receivables, Ser 2017-B, Cl A
2.870%, VAR ICE LIBOR USD 1 Month+0.430%, 04/18/2022	6,896	6,909
Prestige Auto Receivables Trust, Ser 2018-1A, Cl A3
3.290%, 09/15/2022 (A)	2,325	2,344
Santander Retail Auto Lease Trust, Ser 2017- A, Cl A3
2.220%, 01/20/2021 (A)	2,000	1,996
Santander Retail Auto Lease Trust, Ser 2017- A, Cl B
2.680%, 01/20/2022 (A)	3,725	3,729
Tesla Auto Lease Trust, Ser 2018-A, Cl A
2.320%, 12/20/2019 (A)	912	911
Tesla Auto Lease Trust, Ser 2018-B, Cl A
3.710%, 08/20/2021 (A)	7,527	7,630
Tidewater Auto Receivables Trust, Ser 2018- AA, Cl A2
3.120%, 07/15/2022 (A)	2,475	2,479
Westlake Automobile Receivables Trust, Ser 2018-2A, Cl A2A
2.840%, 09/15/2021 (A)	1,476	1,476
World Omni Select Auto Trust, Ser 2018-1A, Cl B
3.680%, 07/15/2023 (A)	1,660	1,697
		103,389

Credit Cards — 1.8%

Evergreen Credit Card Trust, Ser 2019-1, Cl A
2.920%, VAR ICE LIBOR USD 1 Month+0.480%, 01/15/2023 (A)	5,000	5,018
GE Capital Credit Card Master Note Trust, Ser 2012-7, Cl A
1.760%, 09/15/2022	2,000	1,996
Golden Credit Card Trust, Ser 2016-5A, Cl A
1.600%, 09/15/2021 (A)	6,575	6,556

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Golden Credit Card Trust, Ser 2019-1A, Cl A
2.890%, VAR ICE LIBOR USD 1 Month+0.450%, 12/15/2022 (A)	$4,535	$4,545
Master Credit Card Trust, Ser 2019-1A, Cl A
2.922%, VAR ICE LIBOR USD 1 Month+0.480%, 07/21/2022 (A)	2,400	2,406
Synchrony Credit Card Master Note Trust, Ser 2015-4, Cl A
2.380%, 09/15/2023	2,400	2,401
Trillium Credit Card Trust II, Ser 2019-1A, Cl A
2.910%, VAR ICE LIBOR USD 1 Month+0.480%, 01/26/2024 (A)	4,900	4,912
		27,834

Mortgage Related Securities — 0.3%

ACE Securities Home Equity Loan Trust, Ser 2006-NC1, Cl A1
2.870%, VAR ICE LIBOR USD 1 Month+0.440%, 12/25/2035	115	115
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
3.197%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2034	154	154
Aegis Asset-Backed Securities Trust, Ser 2005-5, Cl 2A
2.727%, VAR ICE LIBOR USD 1 Month+0.250%, 12/25/2035	709	709
New Century Home Equity Loan Trust, Ser 2005-2, Cl M2
3.105%, VAR ICE LIBOR USD 1 Month+0.675%, 06/25/2035	619	619
Option One Mortgage Loan Trust, Ser 2005- 4, Cl M1
2.917%, VAR ICE LIBOR USD 1 Month+0.440%, 11/25/2035	1,818	1,821
Terwin Mortgage Trust, Ser 2006-3, Cl 1A2
2.660%, VAR ICE LIBOR USD 1 Month+0.230%, 04/25/2037 (A)	1,344	1,343
		4,761

Other Asset-Backed Securities — 9.7%

Ally Master Owner Trust, Ser 2018-3, Cl A
2.760%, VAR ICE LIBOR USD 1 Month+0.320%, 07/15/2022	6,635	6,635
Ameriquest Asset-Backed Pass-Through Certificates, Ser 2004-R12, Cl M1
3.285%, VAR ICE LIBOR USD 1 Month+0.855%, 01/25/2035	1,442	1,444
Ameriquest Asset-Backed Pass-Through Certificates, Ser 2004-R2, Cl A4
3.210%, VAR ICE LIBOR USD 1 Month+0.780%, 04/25/2034	563	566

288	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Babson CLO, Ser 2017-IA, Cl AR
3.392%, VAR ICE LIBOR USD 3 Month+0.800%, 01/20/2028 (A)	$1,000	$995
Barings BDC Static CLO, Ser 2019-1A, Cl A1
3.544%, VAR ICE LIBOR USD 3 Month+1.020%, 04/15/2027 (A)	1,950	1,949
Bravo Mortgage Asset Trust, Ser 2006-1A, Cl A2
2.670%, VAR ICE LIBOR USD 1 Month+0.240%, 07/25/2036 (A)	601	601
Citigroup Mortgage Loan Trust, Ser 2006- WFH3, Cl M1
2.720%, VAR ICE LIBOR USD 1 Month+0.290%, 10/25/2036	1,582	1,579
Citigroup Mortgage Loan Trust, Ser 2007- WFH1, Cl A4
2.630%, VAR ICE LIBOR USD 1 Month+0.200%, 01/25/2037	485	484
Citigroup Mortgage Loan Trust, Ser 2007- WFH3, Cl A3
2.680%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2037	1,682	1,679
Countrywide Asset-Backed Certificates, Ser 2004-12, Cl MV4
3.855%, VAR ICE LIBOR USD 1 Month+1.425%, 03/25/2035	410	411
Countrywide Asset-Backed Certificates, Ser 2005-6, Cl M3
2.990%, VAR ICE LIBOR USD 1 Month+0.560%, 12/25/2035	202	202
Credit-Based Asset Servicing & Securitization LLC, Ser 2005-CB3, Cl M2
3.407%, VAR ICE LIBOR USD 1 Month+0.930%, 05/25/2035	957	961
Credit-Based Asset Servicing & Securitization LLC, Ser 2005-CB3, Cl M3
3.405%, VAR ICE LIBOR USD 1 Month+0.975%, 05/25/2035	1,000	1,008
CWABS Asset-Backed Certificates Trust, Ser 2004-13, Cl MV4
3.280%, VAR ICE LIBOR USD 1 Month+0.850%, 04/25/2035	88	88
Daimler Trucks Retail Trust, Ser 2019-1, Cl A2
2.770%, 04/15/2021 (A)	2,990	2,993
Dell Equipment Finance Trust, Ser 2018-1, Cl A2A
2.970%, 10/22/2020 (A)	1,821	1,825
Dell Equipment Finance Trust, Ser 2019-1, Cl A2
2.780%, 08/23/2021 (A)	3,010	3,022
Dryden 71 CLO, Ser 2019-71A, Cl A
3.843%, VAR ICE LIBOR USD 3 Month+1.150%, 01/15/2029 (A)	450	452

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
3.430%, VAR ICE LIBOR USD 1 Month+1.000%, 04/25/2033 (A)	$760	$760
Encore Credit Receivables Trust, Ser 2005-2, Cl M2
3.120%, VAR ICE LIBOR USD 1 Month+0.690%, 11/25/2035	652	654
Encore Credit Receivables Trust, Ser 2005-3, Cl M2
3.212%, VAR ICE LIBOR USD 1 Month+0.735%, 10/25/2035	26	26
Flatiron CLO, Ser 2017-1A, Cl AR
3.487%, VAR ICE LIBOR USD 3 Month+0.890%, 04/15/2027 (A)	1,100	1,100
GMF Floorplan Owner Revolving Trust, Ser 2017-2, Cl A2
2.870%, VAR ICE LIBOR USD 1 Month+0.430%, 07/15/2022 (A)	850	852
Goal Capital Funding Trust, Ser 2005-2, Cl A3
2.691%, VAR ICE LIBOR USD 3 Month+0.170%, 05/28/2030	53	53
GSAMP Trust, Ser 2006-HE1, Cl A2D
2.740%, VAR ICE LIBOR USD 1 Month+0.310%, 01/25/2036	319	319
HSI Asset Securitization Trust, Ser 2006- OPT1, Cl M1
2.790%, VAR ICE LIBOR USD 1 Month+0.360%, 12/25/2035	2,070	2,063
JPMorgan Mortgage Acquisition Trust, Ser 2007-CH3, Cl A4
2.640%, VAR ICE LIBOR USD 1 Month+0.210%, 03/25/2037	720	718
Magnetite XVI, Ser 2018-16A, Cl AR
3.401%, VAR ICE LIBOR USD 3 Month+0.800%, 01/18/2028 (A)	750	746
Mill City Mortgage Trust, Ser 2015-2, Cl A2
3.000%, 09/25/2057 (A)(D)	4,020	4,032
MMAF Equipment Finance LLC, Ser 2019-A, Cl A2
2.840%, 01/10/2022 (A)	5,065	5,091
Morgan Stanley Capital, Ser 2011-C1, Cl A4
5.033%, 09/15/2047	538	550
Navient Student Loan Trust, Ser 2015-2, Cl A3
3.000%, VAR ICE LIBOR USD 1 Month+0.570%, 11/26/2040	1,050	1,039
Navient Student Loan Trust, Ser 2016-3A, Cl A2
3.287%, VAR ICE LIBOR USD 1 Month+0.850%, 06/25/2065 (A)	514	516
Navient Student Loan Trust, Ser 2016-6A, Cl A2
3.180%, VAR ICE LIBOR USD 1 Month+0.750%, 03/25/2066 (A)	1,092	1,099

SEI Institutional Investments Trust / Annual Report / May 31, 2019	289

SCHEDULE OF INVESTMENTS

May 31, 2019

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2016-7A, Cl A
3.580%, VAR ICE LIBOR USD 1 Month+1.150%, 03/25/2066 (A)	$2,146	$2,170
Navient Student Loan Trust, Ser 2017-1A, Cl A2
3.180%, VAR ICE LIBOR USD 1 Month+0.750%, 07/26/2066 (A)	1,109	1,111
Navient Student Loan Trust, Ser 2017-2A, Cl A
3.480%, VAR ICE LIBOR USD 1 Month+1.050%, 12/27/2066 (A)	848	854
Navient Student Loan Trust, Ser 2017-3A, Cl A2
3.030%, VAR ICE LIBOR USD 1 Month+0.600%, 07/26/2066 (A)	2,000	2,000
Navient Student Loan Trust, Ser 2018-1A, Cl A1
2.620%, VAR ICE LIBOR USD 1 Month+0.190%, 03/25/2067 (A)	409	409
Navient Student Loan Trust, Ser 2018-3A, Cl A2
2.850%, VAR ICE LIBOR USD 1 Month+0.420%, 03/25/2067 (A)	1,105	1,099
Navient Student Loan Trust, Ser 2019-2A, Cl A1
2.750%, VAR ICE LIBOR USD 1 Month+0.270%, 02/27/2068 (A)	845	844
Nelnet Student Loan Trust, Ser 2006-1, Cl A5
2.634%, VAR ICE LIBOR USD 3 Month+0.110%, 08/23/2027	2,140	2,136
Nelnet Student Loan Trust, Ser 2012-5A, Cl A
3.077%, VAR ICE LIBOR USD 1 Month+0.600%, 10/27/2036 (A)	464	460
NextGear Floorplan Master Owner Trust, Ser 2017-2A, Cl A2
2.560%, 10/17/2022 (A)	1,065	1,066
NextGear Floorplan Master Owner Trust, Ser 2019-1A, Cl A1
3.090%, VAR ICE LIBOR USD 1 Month+0.650%, 02/15/2024 (A)	4,455	4,471
Octagon Investment Partners 25, Ser 2018- 1A, Cl AR
3.392%, VAR ICE LIBOR USD 3 Month+0.800%, 10/20/2026 (A)	430	429
PFS Financing, Ser 2017-C, Cl A
2.910%, VAR ICE LIBOR USD 1 Month+0.470%, 10/15/2021 (A)	995	995
PFS Financing, Ser 2018-B, Cl A
2.890%, 02/15/2023 (A)	1,500	1,509
PFS Financing, Ser 2019-A, Cl A1
2.990%, VAR ICE LIBOR USD 1 Month+0.550%, 04/15/2024 (A)	1,740	1,739

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
PHEAA Student Loan Trust, Ser 2016-1A, Cl A
3.580%, VAR ICE LIBOR USD 1 Month+1.150%, 09/25/2065 (A)	$2,096	$2,118
RAMP Trust, Ser 2004-RS12, Cl MII3
3.930%, VAR ICE LIBOR USD 1 Month+1.500%, 12/25/2034	85	85
RAMP Trust, Ser 2006-RZ1, Cl M1
2.830%, VAR ICE LIBOR USD 1 Month+0.400%, 03/25/2036	118	118
Securitized Asset-Backed Receivables Trust, Ser 2006-OP1, Cl M1
2.847%, VAR ICE LIBOR USD 1 Month+0.370%, 10/25/2035	49	49
SLC Student Loan Trust, Ser 2006-1, Cl A5
2.721%, VAR ICE LIBOR USD 3 Month+0.110%, 03/15/2027	2,300	2,292
SLC Student Loan Trust, Ser 2007-1, Cl A4
2.578%, VAR ICE LIBOR USD 3 Month+0.060%, 05/15/2029	1,401	1,374
SLM Student Loan Trust, Ser 2003-10A, Cl A3
3.081%, VAR LIBOR USD 3 Month+0.470%, 12/15/2027 (A)	2,096	2,092
SLM Student Loan Trust, Ser 2003-11, Cl A6
3.161%, VAR ICE LIBOR USD 3 Month+0.550%, 12/15/2025 (A)	908	908
SLM Student Loan Trust, Ser 2004-1, Cl A4
2.840%, VAR ICE LIBOR USD 3 Month+0.260%, 10/27/2025	4,753	4,738
SLM Student Loan Trust, Ser 2004-3, Cl A5
2.941%, VAR ICE LIBOR USD 3 Month+0.170%, 07/25/2023	704	704
SLM Student Loan Trust, Ser 2005-3, Cl A5
2.670%, VAR ICE LIBOR USD 3 Month+0.090%, 10/25/2024	524	524
SLM Student Loan Trust, Ser 2005-4, Cl A3
2.891%, VAR ICE LIBOR USD 3 Month+0.120%, 01/25/2027	1,807	1,793
SLM Student Loan Trust, Ser 2005-5, Cl A4
2.720%, VAR ICE LIBOR USD 3 Month+0.140%, 10/25/2028	7,229	7,193
SLM Student Loan Trust, Ser 2005-7, Cl A4
2.730%, VAR ICE LIBOR USD 3 Month+0.150%, 10/25/2029	316	313
SLM Student Loan Trust, Ser 2006-5, Cl A5
2.690%, VAR ICE LIBOR USD 3 Month+0.110%, 01/25/2027	862	860
SLM Student Loan Trust, Ser 2006-8, Cl A5
2.690%, VAR ICE LIBOR USD 3 Month+0.110%, 01/27/2025	794	791
SLM Student Loan Trust, Ser 2006-9, Cl A5
2.680%, VAR ICE LIBOR USD 3 Month+0.100%, 01/26/2026	961	959

290	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2007-1, Cl A5
2.670%, VAR ICE LIBOR USD 3 Month+0.090%, 01/26/2026	$4,182	$4,170
SLM Student Loan Trust, Ser 2007-6, Cl A4
3.151%, VAR ICE LIBOR USD 3 Month+0.380%, 10/25/2024	7,358	7,361
SLM Student Loan Trust, Ser 2011-1, Cl A1
2.950%, VAR ICE LIBOR USD 1 Month+0.520%, 03/25/2026	441	441
SLM Student Loan Trust, Ser 2011-2, Cl A1
3.030%, VAR ICE LIBOR USD 1 Month+0.600%, 11/25/2027	862	863
SLM Student Loan Trust, Ser 2012-2, Cl A
3.130%, VAR ICE LIBOR USD 1 Month+0.700%, 01/25/2029	1,160	1,142
SLM Student Loan Trust, Ser 2013-2, Cl A
2.880%, VAR ICE LIBOR USD 1 Month+0.450%, 09/25/2043	1,441	1,430
SLM Student Loan Trust, Ser 2013-4, Cl A
2.987%, VAR ICE LIBOR USD 1 Month+0.550%, 06/25/2043	392	389
SoFi Consumer Loan Program Trust, Ser 2018-3, Cl A1
3.200%, 08/25/2027 (A)	1,073	1,076
SoFi Consumer Loan Program Trust, Ser 2019-3, Cl A
2.900%, 05/25/2028 (A)	6,250	6,272
SPS Servicer Advance Receivables Trust, Ser 2016-T2, Cl AT2
2.750%, 11/15/2049 (A)	3,250	3,247
SPS Servicer Advance Receivables Trust, Ser 2018-T1
3.620%, 10/17/2050	5,756	5,826
Structured Asset Investment Loan Trust, Ser 2004-10, Cl A7
3.537%, VAR ICE LIBOR USD 1 Month+1.060%, 11/25/2034	439	441
Structured Asset Investment Loan Trust, Ser 2005-3, Cl M2
3.137%, VAR ICE LIBOR USD 1 Month+0.660%, 04/25/2035	470	470
Structured Asset Investment Loan Trust, Ser 2005-HE2, Cl M1
3.150%, VAR ICE LIBOR USD 1 Month+0.720%, 07/25/2035	636	638
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF3, Cl A5
2.570%, VAR ICE LIBOR USD 1 Month+0.140%, 09/25/2036	573	573
Structured Asset Securities, Ser 2005-WF1, Cl A3
3.137%, VAR ICE LIBOR USD 1 Month+0.660%, 02/25/2035	295	295

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
3.030%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (A)	$5,787	$5,768
Towd Point Mortgage Trust, Ser 2019-HY1, Cl A1
3.430%, VAR ICE LIBOR USD 1 Month+1.000%, 10/25/2048 (A)	5,517	5,539
Towd Point Mortgage Trust, Ser 2019-HY2, Cl A1
3.430%, VAR ICE LIBOR USD 1 Month+1.000%, 05/25/2058 (A)	4,963	4,995
Treman Park CLO, Ser 2018-1A, Cl ARR
3.662%, VAR ICE LIBOR USD 3 Month+1.070%, 10/20/2028 (A)	1,100	1,102
Voya CLO, Ser 2017-3A, Cl A1R
3.300%, VAR ICE LIBOR USD 3 Month+0.720%, 07/25/2026 (A)	704	703
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2005-4, Cl M1
2.890%, VAR ICE LIBOR USD 1 Month+0.460%, 12/25/2035	474	475
		147,931
Total Asset-Backed Securities (Cost $282,933) ($ Thousands)		283,915

MORTGAGE-BACKED SECURITIES — 17.9%

Agency Mortgage-Backed Obligations — 8.3%
FHLMC
5.000%, 06/01/2019	1	1
FHLMC ARM
2.259%, VAR ICE LIBOR USD 12 Month+1.631%, 03/01/2037	89	93
FHLMC CMO, Ser 2004-2761, Cl FT
2.790%, VAR LIBOR USD 1 Month+0.350%, 12/15/2033	527	528
FHLMC CMO, Ser 2005-2922, Cl FE
2.690%, VAR LIBOR USD 1 Month+0.250%, 02/15/2035	1,134	1,130
FHLMC CMO, Ser 2005-2990, Cl LK
2.810%, VAR LIBOR USD 1 Month+0.370%, 10/15/2034	1,507	1,509
FHLMC CMO, Ser 2005-3066, Cl PF
2.740%, VAR LIBOR USD 1 Month+0.300%, 04/15/2035	1,149	1,150
FHLMC CMO, Ser 2006-3102, Cl FB
2.740%, VAR LIBOR USD 1 Month+0.300%, 01/15/2036	966	967
FHLMC CMO, Ser 2006-3136, Cl KF
2.740%, VAR LIBOR USD 1 Month+0.300%, 04/15/2036	900	900

SEI Institutional Investments Trust / Annual Report / May 31, 2019	291

SCHEDULE OF INVESTMENTS

May 31, 2019

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2008-3419, Cl FA
3.010%, VAR LIBOR USD 1 Month+0.570%, 08/15/2037	$416	$417
FHLMC CMO, Ser 2009-3616, Cl FG
3.090%, VAR LIBOR USD 1 Month+0.650%, 03/15/2032	713	720
FHLMC CMO, Ser 2010-3747, Cl PA
4.000%, 04/15/2038	117	118
FHLMC CMO, Ser 2010-3762, Cl FP
2.890%, VAR LIBOR USD 1 Month+0.450%, 03/15/2040	213	214
FHLMC CMO, Ser 2011-3820, Cl GJ
3.500%, 12/15/2039	385	393
FHLMC CMO, Ser 2011-3867, Cl FN
2.790%, VAR LIBOR USD 1 Month+0.350%, 04/15/2040	315	315
FHLMC CMO, Ser 2011-3895, Cl FM
2.790%, VAR LIBOR USD 1 Month+0.350%, 12/15/2040	1,283	1,284
FHLMC CMO, Ser 2011-3896, Cl PA
4.000%, 03/15/2040	430	445
FHLMC CMO, Ser 2011-3940, Cl PF
2.790%, VAR LIBOR USD 1 Month+0.350%, 05/15/2040	1,825	1,826
FHLMC CMO, Ser 2011-3946, Cl FG
2.790%, VAR LIBOR USD 1 Month+0.350%, 10/15/2039	244	244
FHLMC CMO, Ser 2011-3960, Cl JF
2.890%, VAR LIBOR USD 1 Month+0.450%, 04/15/2041	730	733
FHLMC CMO, Ser 2012-4046, Cl PA
2.500%, 05/15/2027	916	920
FHLMC CMO, Ser 2012-4048, Cl GF
2.790%, VAR LIBOR USD 1 Month+0.350%, 10/15/2040	536	536
FHLMC CMO, Ser 2012-4094, Cl BF
2.840%, VAR LIBOR USD 1 Month+0.400%, 08/15/2032	1,102	1,108
FHLMC CMO, Ser 2012-4095, Cl FB
2.840%, VAR LIBOR USD 1 Month+0.400%, 04/15/2039	448	451
FHLMC CMO, Ser 2012-4102, Cl LF
2.690%, VAR LIBOR USD 1 Month+0.250%, 01/15/2040	381	381
FHLMC CMO, Ser 2012-4145, Cl UC
1.500%, 12/15/2027	3,719	3,639
FHLMC CMO, Ser 2013-4247, Cl AK
4.500%, 12/15/2042	441	461
FHLMC CMO, Ser 2013-4253, Cl PA
3.500%, 08/15/2041	848	864
FHLMC CMO, Ser 2013-4262, Cl AB
2.500%, 01/15/2031	1,627	1,630

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2014-4387, Cl JA
3.000%, 06/15/2040	$2,537	$2,561
FHLMC Multifamily Structured Pass-Through Certificates, Ser J22F, Cl A1
3.454%, 05/25/2023	1,885	1,931
FHLMC Multifamily Structured Pass-Through Certificates, Ser K049, Cl A1
2.475%, 03/25/2025	2,271	2,280
FHLMC Multifamily Structured Pass-Through Certificates, Ser K504, Cl A2
2.566%, 09/25/2020 (D)	2,376	2,371
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF17, Cl A
3.031%, VAR LIBOR USD 1 Month+0.550%, 03/25/2023	657	657
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF19, Cl A
2.931%, VAR LIBOR USD 1 Month+0.450%, 06/25/2023	2,103	2,102
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF34, Cl A
2.841%, VAR LIBOR USD 1 Month+0.360%, 08/25/2024	506	503
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ03, Cl A1
1.669%, 01/25/2021	1,873	1,853
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ08, Cl A2
2.356%, 08/25/2022	2,195	2,198
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ14, Cl A1
2.197%, 11/25/2023	1,799	1,796
FHLMC Multifamily Structured Pass-Through Certificates, Ser KP02, Cl A2
2.355%, 04/25/2021 (D)	725	722
FHLMC Multifamily Structured Pass-Through Certificates, Ser KP04, Cl AG1
2.701%, VAR LIBOR USD 1 Month+0.220%, 07/25/2020	3,370	3,367
FHLMC Multifamily Structured Pass-Through Certificates, Ser KS05, Cl A
2.981%, VAR LIBOR USD 1 Month+0.500%, 01/25/2023	2,504	2,504
FHLMC Multifamily Structured Pass-Through Certificates, Ser Q004, Cl AFL
3.221%, VAR 12 Month Treas Avg+ 0.740%, 05/25/2044	1,520	1,522
FNMA
6.000%, 02/01/2023	975	1,012
4.500%, 05/01/2024	561	580
4.380%, 04/01/2021	224	233
4.360%, 01/01/2020	2,675	2,690
4.330%, 04/01/2021	725	745

292	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
4.160%, 07/01/2021	$2,695	$2,800
3.850%, 01/01/2021	1,919	1,952
3.771%, 12/01/2020	2,281	2,321
3.020%, 02/01/2022	1,080	1,099
2.990%, 03/01/2022	1,376	1,396
2.500%, 07/01/2049	4,620	4,638
2.010%, 06/01/2020	1,220	1,213
1.740%, 11/01/2019	2,400	2,396
1.640%, 07/01/2021	2,418	2,391
FNMA CMO, Ser 2004-100, Cl FA
2.630%, VAR LIBOR USD 1 Month+0.200%, 01/25/2035	2,196	2,182
FNMA CMO, Ser 2004-94, Cl HF
2.730%, VAR LIBOR USD 1 Month+0.300%, 10/25/2034	384	384
FNMA CMO, Ser 2005-45, Cl PF
2.680%, VAR LIBOR USD 1 Month+0.250%, 10/25/2034	1,529	1,530
FNMA CMO, Ser 2005-83, Cl FP
2.760%, VAR LIBOR USD 1 Month+0.330%, 10/25/2035	1,268	1,266
FNMA CMO, Ser 2006-31, Cl FP
2.730%, VAR LIBOR USD 1 Month+0.300%, 05/25/2036	247	246
FNMA CMO, Ser 2006-56, Cl FE
2.860%, VAR LIBOR USD 1 Month+0.430%, 07/25/2036	1,076	1,079
FNMA CMO, Ser 2007-98, Cl FD
2.880%, VAR LIBOR USD 1 Month+0.450%, 06/25/2037	502	504
FNMA CMO, Ser 2008-24, Cl PF
3.080%, VAR LIBOR USD 1 Month+0.650%, 02/25/2038	375	378
FNMA CMO, Ser 2010-35, Cl EF
2.980%, VAR LIBOR USD 1 Month+0.550%, 04/25/2040	1,682	1,686
FNMA CMO, Ser 2010-43, Cl VF
2.980%, VAR LIBOR USD 1 Month+0.550%, 05/25/2040	824	829
FNMA CMO, Ser 2011-124, Cl DF
2.880%, VAR LIBOR USD 1 Month+0.450%, 08/25/2040	1,296	1,301
FNMA CMO, Ser 2011-23, Cl AB
2.750%, 06/25/2020	1	1
FNMA CMO, Ser 2011-24, Cl PC
4.000%, 10/25/2039	1,013	1,027
FNMA CMO, Ser 2012-111, Cl NF
2.780%, VAR LIBOR USD 1 Month+0.350%, 05/25/2042	1,411	1,407
FNMA CMO, Ser 2012-137, Cl CF
2.730%, VAR LIBOR USD 1 Month+0.300%, 08/25/2041	1,009	1,005

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2012-54, Cl CF
3.130%, VAR LIBOR USD 1 Month+0.700%, 05/25/2042	$630	$639
FNMA CMO, Ser 2012-93, Cl GF
2.680%, VAR LIBOR USD 1 Month+0.250%, 07/25/2040	284	284
FNMA CMO, Ser 2013-135, Cl KM
2.500%, 03/25/2028	1,175	1,183
FNMA CMO, Ser 2013-85, Cl AG
2.500%, 08/25/2028	1,131	1,135
FNMA CMO, Ser 2013-91, Cl CA
4.000%, 04/25/2039	1,975	2,016
FNMA CMO, Ser 2014-33, Cl AH
3.000%, 06/25/2029	1,028	1,044
FNMA CMO, Ser 2016-48, Cl UF
2.830%, VAR LIBOR USD 1 Month+0.400%, 08/25/2046	461	461
FNMA TBA
3.000%, 06/25/2027	730	740
FNMA, Ser 2010-M7, Cl A2
3.655%, 11/25/2020	278	280
FNMA, Ser 2014-M2, Cl ASV2
2.777%, 06/25/2021 (D)	1,079	1,084
FNMA, Ser M2, Cl AV1
1.470%, 01/25/2023	824	812
FNMA, Ser M7, Cl FA
3.030%, VAR LIBOR USD 1 Month+0.600%, 11/25/2020	362	362
FREMF Mortgage Trust, Ser 2011-K11, Cl B
4.418%, 12/25/2048 (A)(D)	3,518	3,599
FREMF Mortgage Trust, Ser 2011-K12, Cl B
4.345%, 01/25/2046 (A)(D)	5,605	5,730
FRESB Mortgage Trust, Ser 2016-SB17, Cl A5F
1.860%, 06/25/2021	2,435	2,412
GNMA ARM
4.125%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 10/20/2042	339	349
4.000%, VAR US Treas Yield
Curve Rate T Note Const Mat
1 Yr+1.500%, 02/20/2041 to 01/20/2042	930	958
GNMA CMO, Ser 2007-1, Cl F
2.741%, VAR LIBOR USD 1 Month+0.300%, 01/20/2037	785	784
GNMA CMO, Ser 2010-162, Cl PQ
4.500%, 06/16/2039	29	29
GNMA CMO, Ser 2010-98, Cl QF
2.841%, VAR LIBOR USD 1 Month+0.400%, 01/20/2040	1,820	1,823
GNMA CMO, Ser 2011-151, Cl BF
2.791%, VAR LIBOR USD 1 Month+0.350%, 04/20/2041	809	806

SEI Institutional Investments Trust / Annual Report / May 31, 2019	293

SCHEDULE OF INVESTMENTS

May 31, 2019

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2012-31, Cl QJ
3.000%, 12/20/2039	$6	$6
GNMA CMO, Ser 2012-77, Cl FM
3.108%, VAR LIBOR USD 1 Month+0.670%, 11/16/2039	1,327	1,340
GNMA, Ser 2013-12, Cl AB
1.826%, 11/16/2052	1,214	1,145
GNMA, Ser 67, Cl C
3.985%, 09/16/2051 (D)	1,268	1,282
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
2.917%, VAR ICE LIBOR USD 1 Month+0.450%, 10/07/2020	6,017	6,027
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 1A
3.027%, VAR LIBOR USD 1 Month+0.560%, 12/08/2020	1,013	1,015
		126,980

Non-Agency Mortgage-Backed Obligations — 9.6%
Agate Bay Mortgage Trust, Ser 2015-2, Cl A7
3.500%, 03/25/2045 (A)(D)	939	949
Agate Bay Mortgage Trust, Ser 2015-5, Cl A5
3.500%, 07/25/2045 (A)(D)	1,971	1,990
Americold 2010 LLC, Ser 2010-ARTA, Cl A1
3.847%, 01/14/2029 (A)	1,543	1,558
Aventura Mall Trust, Ser 2013-AVM, Cl A
3.743%, 12/05/2032 (A)(D)	5,810	5,893
BBCMS Trust, Ser 2013-TYSN, Cl A2
3.756%, 09/05/2032 (A)	2,931	2,970
BBCMS Trust, Ser TYSN, Cl A1
2.152%, 09/05/2032 (A)	918	915
BCAP LLC Trust, Ser 2015-RR5, Cl 1A3
1.445%, 08/26/2036 (A)(D)	1,628	1,602
BENCHMARK Mortgage Trust, Ser 2018-B1, Cl A2
3.571%, 01/15/2051	2,153	2,232
BENCHMARK, Ser 2018-B4, Cl A1
3.125%, 07/15/2051	699	710
BX Commercial Mortgage Trust, Ser 2018- IND, Cl A
3.190%, VAR LIBOR USD 1 Month+0.750%, 11/15/2035 (A)	1,835	1,834
CIM Trust, Ser 2017-2, Cl A1
4.486%, VAR ICE LIBOR USD 1 Month+2.000%, 12/25/2057 (A)	2,097	2,105
Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl AAB
3.431%, 06/10/2048	1,900	1,960
Citigroup Commercial Mortgage Trust, Ser 2016-C1, Cl A1
1.506%, 05/10/2049	1,657	1,642

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2013-CR11, Cl ASB
3.660%, 08/10/2050	$395	$405
COMM Mortgage Trust, Ser 2014-LC17, Cl A2
3.164%, 10/10/2047	3,160	3,159
COMM Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/2047	1,994	1,993
COMM Mortgage Trust, Ser 2015-CR22, Cl A2
2.856%, 03/10/2048	4,909	4,905
COMM Mortgage Trust, Ser 2015-LC23, Cl A1
1.811%, 10/10/2048	83	82
COMM Mortgage Trust, Ser 2015-PC1, Cl A2
3.148%, 07/10/2050	9,025	9,054
Commercial Mortgage Pass-Through Certificates, Ser LC6, Cl ASB
2.478%, 01/10/2046	1,903	1,905
Commercial Mortgage Pass-Through
Certificates, Ser UBS6, Cl ASB
3.387%, 12/10/2047	2,000	2,054
Core Industrial Trust, Ser 2015-CALW, Cl A
3.040%, 02/10/2034 (A)	825	840
Core Industrial Trust, Ser 2015-TEXW, Cl A
3.077%, 02/10/2034 (A)	903	920
CORE Mortgage Trust, Ser 2019-CORE, Cl A
3.320%, VAR LIBOR USD 1 Month+0.880%, 12/15/2031 (A)	500	501
Credit Suisse Commercial Mortgage Securities, Ser 2019-SKLZ, Cl A
3.690%, VAR LIBOR USD 1 Month+1.250%, 01/15/2034 (A)	2,925	2,926
Credit Suisse Mortgage Capital Certificates, Ser 2015-GLPB, Cl A
3.639%, 11/15/2034 (A)	2,840	2,953
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl B
3.693%, VAR LIBOR USD 1 Month+1.230%, 05/15/2036 (A)	5,520	5,481
CSMLT Trust, Ser 2015-1, Cl A3
3.500%, 05/25/2045 (A)(D)	1,342	1,352
DBRR Trust, Ser 2011-LC2, Cl A4A
4.537%, 07/12/2044 (A)(D)	1,248	1,290
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A1FL
3.801%, VAR LIBOR USD 1 Month+1.350%, 07/12/2044 (A)	886	891
FDIC Guaranteed Notes Trust, Ser 2010-S4, Cl A
3.213%, VAR LIBOR USD 1 Month+0.720%, 12/04/2020 (A)	3,606	3,541
FHLMC Whole Loan Securities Trust, Ser 2017-SC02, Cl 2A1
3.500%, 05/25/2047	1,582	1,594

294	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Ser 2006-4TS, Cl A
5.401%, 12/13/2028 (A)	$608	$631
Gosforth Funding, Ser 2018-1A, Cl A1
2.971%, VAR ICE LIBOR USD 3 Month+0.450%, 08/25/2060 (A)	917	915
GRACE Mortgage Trust, Ser 2014-GRCE, Cl A
3.369%, 06/10/2028 (A)	1,565	1,591
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (A)	920	919
GS Mortgage Securities II, Ser 2015-GC30, Cl A2
2.726%, 05/10/2050	1,185	1,183
GS Mortgage Securities II, Ser GS10, Cl A1
3.199%, 07/10/2051	1,532	1,559
GS Mortgage Securities Trust, Ser 2010-C1, Cl A1
3.679%, 08/10/2043 (A)	37	37
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (A)	11	11
GS Mortgage Securities Trust, Ser 2012- SHOP, Cl A
2.933%, 06/05/2031 (A)	500	500
GS Mortgage Securities Trust, Ser 2013- GC13, Cl AAB
3.719%, 07/10/2046 (D)	876	897
GS Mortgage Securities Trust, Ser 2015- GC28, Cl A2
2.898%, 02/10/2048	1,755	1,755
GS Mortgage Securities Trust, Ser 2017-GS5, Cl A1
2.045%, 03/10/2050	1,071	1,066
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057 (A)	1,908	1,957
Holmes Master Issuer, Ser 2018-1A, Cl A2
2.957%, VAR ICE LIBOR USD 3 Month+0.360%, 10/15/2054 (A)	2,183	2,180
HSI Asset Securitization Trust, Ser 2005-NC1, Cl M1
3.195%, VAR ICE LIBOR USD 1 Month+0.765%, 07/25/2035	1,674	1,688
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl ASB
3.705%, 01/15/2047	365	377
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl ASB
3.428%, 08/15/2047	1,045	1,069

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C24, Cl A2
2.940%, 11/15/2047	$1,169	$1,167
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C26, Cl ASB
3.288%, 01/15/2048	2,490	2,547
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C27, Cl A2
2.734%, 02/15/2048	3,705	3,701
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A3
4.070%, 11/15/2043 (A)	969	981
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-LC11, Cl ASB
2.554%, 04/15/2046	1,534	1,538
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-A5, Cl A5
3.500%, 01/25/2047 (A)(D)	4,912	4,950
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-PHH, Cl A
3.350%, VAR LIBOR USD 1 Month+0.910%, 06/15/2035 (A)	1,860	1,856
JPMorgan Mortgage Trust, Ser 2015-3, Cl A5
3.500%, 05/25/2045 (A)(D)	1,934	1,956
JPMorgan Mortgage Trust, Ser 2017-2, Cl A5
3.500%, 05/25/2047 (A)(D)	1,243	1,256
JPMorgan Mortgage Trust, Ser 2017-4, Cl A6
3.000%, 11/25/2048 (A)(D)	2,451	2,455
Lanark Master Issuer, Ser 2019-1A, Cl 1A1
3.295%, VAR ICE LIBOR USD 3 Month+0.770%, 12/22/2069 (A)	400	401
Merrill Lynch Mortgage Investors Trust, Ser 2004-A, Cl A1
2.937%, VAR ICE LIBOR USD 1 Month+0.460%, 04/25/2029	571	568
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C13, Cl ASB
3.557%, 11/15/2046	486	497
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl A2
2.849%, 06/15/2047	114	114
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C19, Cl ASB
3.326%, 12/15/2047	870	891
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C26, Cl ASB
3.323%, 10/15/2048	780	802
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C27, Cl A1
1.980%, 12/15/2047	9	9
Morgan Stanley Capital Barclays Bank Trust, Ser 2016-MART, Cl A
2.200%, 09/13/2031 (A)	900	895

SEI Institutional Investments Trust / Annual Report / May 31, 2019	295

SCHEDULE OF INVESTMENTS

May 31, 2019

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust, Ser 2014- CPT, Cl A
3.350%, 07/13/2029 (A)	$4,375	$4,467
Morgan Stanley Capital I Trust, Ser 2014- MP, Cl A
3.469%, 08/11/2033 (A)	3,390	3,458
MTRO Commercial Mortgage Trust, Ser 2019- TECH, Cl A
3.340%, VAR LIBOR USD 1 Month+0.900%, 12/15/2033 (A)	4,060	4,063
New Residential Mortgage Loan Trust, Ser 2018-4A, Cl A1S
3.180%, VAR ICE LIBOR USD 1 Month+0.750%, 01/25/2048 (A)	1,337	1,335
Sequoia Mortgage Trust, Ser 2017-CH1, Cl A11
3.500%, 08/25/2047 (A)(D)	1,222	1,229
Sequoia Mortgage Trust, Ser 2018-CH1, Cl A10
4.000%, 02/25/2048 (A)(D)	1,838	1,868
Tharaldson Hotel Portfolio Trust, Ser 2018- THPT, Cl A
3.217%, VAR LIBOR USD 1 Month+0.750%, 11/11/2034 (A)	2,973	2,967
UBS Commercial Mortgage Trust, Ser 2019- C16, Cl A1
2.739%, 04/15/2052	2,228	2,241
Vornado DP LLC Trust, Ser 2010-VNO, Cl A1
2.970%, 09/13/2028 (A)	629	630
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A1
2.690%, VAR ICE LIBOR USD 1 Month+0.260%, 11/25/2045	1,966	1,984
Wells Fargo Commercial Mortgage Trust, Ser 2010-C1, Cl A1
3.349%, 11/15/2043 (A)	388	389
Wells Fargo Commercial Mortgage Trust, Ser 2016-C33, Cl A2
2.785%, 03/15/2059	1,000	1,003
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS5, Cl A2
2.711%, 01/15/2059	1,124	1,125
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl A3
3.998%, 03/15/2044 (A)	559	561
WFRBS Commercial Mortgage Trust, Ser 2013-C11, Cl A4
3.037%, 03/15/2045	1,750	1,784
WFRBS Commercial Mortgage Trust, Ser 2014-LC14, Cl A3FL
3.182%, VAR LIBOR USD 1 Month+0.750%, 03/15/2047 (A)	1,045	1,042

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WinWater Mortgage Loan Trust, Ser 2014-3, Cl A7
3.000%, 11/20/2044 (A)(D)	$1,066	$1,062

		148,333

Total Mortgage-Backed Securities (Cost $274,800) ($ Thousands)		275,313

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.4%
FHLMC
2.700%, 09/27/2021	8,000	8,008
2.600%, 04/01/2021	13,000	13,003

Total U.S. Government Agency Obligations (Cost $21,001) ($ Thousands)		21,011

MUNICIPAL BONDS — 0.7%

California — 0.5%
California State, Department of Water Resources, Power Supply Revenue, Ser P, RB
1.713%, 05/01/2021	7,439	7,401

Illinois — 0.1%
Waukegan City, Ser B, GO
2.566%, 12/30/2019	1,045	1,043

North Carolina — 0.1%
North Carolina State, Eastern Municipal Power Agency, RB
2.928%, 07/01/2020	2,210	2,223

Washington — 0.0%
Franklin County, Public Utility District No. 1, Ser B, RB
1.980%, 09/01/2021	1,000	993

Total Municipal Bonds (Cost $11,686) ($ Thousands)		11,660

296	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	19,768,371	$19,768
Total Cash Equivalent (Cost $19,768) ($ Thousands)		19,768

Total Investments in Securities — 100.7% (Cost $1,538,472) ($ Thousands)		$1,544,747

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
U.S. 2-Year Treasury Note	421	Oct-2019	$89,908	$90,377	$469

Percentages are based on Net Assets of $1,533,947 ($ Thousands).

**	Rate shown is the 7-day effective yield as of May 31, 2019.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2019, the value of these securities amounted to $396,661 ($ Thousands), representing 25.9% of the Net Assets of the Fund.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

FDIC — Federal Deposit Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

NCUA — National Credit Union Association

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

TBA — To Be Announced

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$616,039	$–	$616,039
U.S. Treasury Obligations	–	317,041	–	317,041
Asset-Backed Securities	–	283,915	–	283,915
Mortgage-Backed Securities	–	275,313	–	275,313
U.S. Government Agency Obligations	–	21,011	–	21,011
Municipal Bonds	–	11,660	–	11,660
Cash Equivalent	19,768	–	–	19,768

Total Investments in Securities	$19,768	$1,524,979	$–	$1,544,747

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$469	$–	$–	$469

Total Other Financial Instruments	$469	$–	$–	$469

*Futures contracts are valued at the unrealized appreciation on the instruments.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	297

SCHEDULE OF INVESTMENTS

May 31, 2019

Limited Duration Bond Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$12,304	$1,502,750	$(1,495,286)	$ —	$ —	$19,768	19,768,371	$565	$—

The accompanying notes are an integral part of the financial statements.

298	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SCHEDULE OF INVESTMENTS

May 31, 2019

Intermediate Duration Credit Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 86.6%

Communication Services — 5.1%
America Movil
6.125%, 03/30/2040	$630	$798
5.000%, 03/30/2020	1,040	1,061
3.625%, 04/22/2029	6,995	7,095
3.125%, 07/16/2022	12,185	12,321
AT&T
8.750%, 11/15/2031	1,150	1,573
6.800%, 05/15/2036	2,915	3,496
5.450%, 03/01/2047	1,390	1,526
5.250%, 03/01/2037	995	1,068
5.150%, 11/15/2046	2,100	2,189
4.750%, 05/15/2046	1,165	1,159
4.550%, 03/09/2049	1,115	1,081
4.500%, 03/09/2048	1,075	1,033
4.300%, 02/15/2030	1,655	1,711
3.839%, 11/27/2022 (A)(B)	6,000	5,429
3.400%, 05/15/2025	3,500	3,543
Charter Communications Operating LLC
6.484%, 10/23/2045	95	107
6.384%, 10/23/2035	3,855	4,317
4.908%, 07/23/2025	2,505	2,644
4.464%, 07/23/2022	50	52
Comcast
5.650%, 06/15/2035	255	308
4.950%, 10/15/2058	2,370	2,719
4.700%, 10/15/2048	6,790	7,548
4.600%, 10/15/2038	2,960	3,234
4.200%, 08/15/2034	7,700	8,220
4.049%, 11/01/2052	1,800	1,795
3.969%, 11/01/2047	2,563	2,535
3.950%, 10/15/2025	6,285	6,662
3.900%, 03/01/2038	1,095	1,116
3.700%, 04/15/2024	2,135	2,228
3.600%, 03/01/2024	920	955
3.400%, 07/15/2046	1,040	946

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.375%, 02/15/2025	$8,030	$8,254
3.150%, 03/01/2026	3,180	3,225
3.150%, 02/15/2028	765	764
Comcast Cable Communications Holdings
9.455%, 11/15/2022	3,850	4,727
Discovery Communications LLC
5.300%, 05/15/2049	1,625	1,640
2.950%, 03/20/2023	4,500	4,498
NBCUniversal Media LLC
6.400%, 04/30/2040	2,555	3,319
5.950%, 04/01/2041	1,669	2,078
SES
3.600%, 04/04/2023 (B)	5,399	5,421
Sprint Spectrum LLC
5.152%, 03/20/2028 (B)	1,620	1,658
4.738%, 03/20/2025 (B)	6,250	6,375
3.360%, 09/20/2021 (B)	1,391	1,388
Verizon Communications
7.750%, 12/01/2030	1,750	2,405
5.012%, 04/15/2049	2,175	2,455
4.672%, 03/15/2055	2,570	2,736
4.522%, 09/15/2048	4,966	5,224
Viacom
5.850%, 09/01/2043	545	611
4.375%, 03/15/2043	2,595	2,413
Walt Disney
8.150%, 10/17/2036 (B)	4,390	6,824
6.900%, 08/15/2039 (B)	965	1,378
		157,862

Consumer Discretionary — 3.7%
Air Canada, Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (B)	3,988	4,028
Alibaba Group Holding
2.800%, 06/06/2023	2,060	2,050
Amazon.com
5.200%, 12/03/2025	4,890	5,611
3.875%, 08/22/2037	5,310	5,664
2.800%, 08/22/2024	2,740	2,779
American Honda Finance MTN
1.950%, 07/20/2020	3,500	3,481
1.200%, 07/12/2019	1,030	1,029
AutoNation
3.800%, 11/15/2027	1,700	1,634
BMW US Capital LLC
2.800%, 04/11/2026 (B)	3,555	3,487
Daimler Finance North America LLC
2.200%, 05/05/2020 (B)	3,770	3,751
Ferguson Finance
4.500%, 10/24/2028 (B)	4,400	4,519

SEI Institutional Investments Trust / Annual Report / May 31, 2019	299

SCHEDULE OF INVESTMENTS

May 31, 2019

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ford Motor Credit LLC
5.113%, 05/03/2029	$5,485	$5,384
3.813%, 10/12/2021	7,470	7,506
General Motors
5.150%, 04/01/2038	310	284
General Motors Financial
3.550%, 07/08/2022	4,670	4,693
3.450%, 04/10/2022	3,500	3,504
Harley-Davidson Financial Services MTN
2.400%, 09/15/2019 (B)	170	170
2.150%, 02/26/2020 (B)	4,500	4,475
Home Depot
5.875%, 12/16/2036	3,889	5,023
4.500%, 12/06/2048	1,835	2,055
4.400%, 03/15/2045	840	925
3.900%, 06/15/2047	1,505	1,553
3.750%, 02/15/2024	2,300	2,425
3.500%, 09/15/2056	2,835	2,656
3.350%, 09/15/2025	1,640	1,707
2.800%, 09/14/2027	3,055	3,045
Kohl’s
5.550%, 07/17/2045	4,905	4,850
Lowe’s
4.050%, 05/03/2047	1,500	1,416
Newell Brands
5.000%, 11/15/2023	1,435	1,479
NVR
3.950%, 09/15/2022	2,365	2,449
QVC
4.375%, 03/15/2023	1,720	1,725
Resorts World Las Vegas LLC
4.625%, 04/16/2029 (B)	3,875	3,899
Target
6.500%, 10/15/2037	2,650	3,641
4.000%, 07/01/2042	1,700	1,767
2.500%, 04/15/2026	1,770	1,749
Toyota Motor Credit MTN
2.800%, 07/13/2022	2,450	2,470
Volkswagen Group of America Finance LLC
2.450%, 11/20/2019 (B)	3,665	3,663
		112,546

Consumer Staples — 8.7%
Advocate Health & Hospitals
4.272%, 08/15/2048	2,984	3,334
Altria Group
9.950%, 11/10/2038	1,708	2,556
5.800%, 02/14/2039	2,880	3,119
4.800%, 02/14/2029	1,875	1,960
4.400%, 02/14/2026	3,310	3,437
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039	2,653	3,853

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
8.000%, 11/15/2039	$4,665	$6,688
5.800%, 01/23/2059	160	186
5.550%, 01/23/2049	955	1,080
4.600%, 04/15/2048	4,960	4,927
4.150%, 01/23/2025	3,090	3,259
Anheuser-Busch LLC
4.900%, 02/01/2046	1,300	1,345
4.700%, 02/01/2036	6,843	7,060
Archer-Daniels-Midland
4.500%, 03/15/2049	4,605	5,214
3.375%, 03/15/2022	5,600	5,754
BAT Capital
4.390%, 08/15/2037	4,215	3,840
2.764%, 08/15/2022	4,195	4,160
BAT International Finance
2.750%, 06/15/2020 (B)	5,540	5,538
Bayer US Finance II LLC
4.700%, 07/15/2064 (B)	2,915	2,538
Bayer US Finance LLC
3.375%, 10/08/2024 (B)	1,820	1,796
Blue Cross & Blue Shield of Minnesota
3.790%, 05/01/2025 (B)	2,086	2,116
Bowdoin College
4.693%, 07/01/2112	1,454	1,605
Coca-Cola
1.550%, 09/01/2021	3,930	3,871
Constellation Brands
4.400%, 11/15/2025	1,305	1,394
Coventry Health Care
5.450%, 06/15/2021	1,480	1,550
CVS Pass-Through Trust
8.353%, 07/10/2031 (B)	2,145	2,667
7.507%, 01/10/2032 (B)	1,486	1,781
6.036%, 12/10/2028	3,011	3,330
Georgetown University
4.315%, 04/01/2049	2,360	2,725
Hershey
3.100%, 05/15/2021	4,705	4,777
2.300%, 08/15/2026	3,900	3,801
JM Smucker
2.200%, 12/06/2019	4,615	4,606
Kaiser Foundation Hospitals
4.150%, 05/01/2047	2,830	3,119
3.150%, 05/01/2027	2,005	2,050
Kimberly-Clark
3.200%, 04/25/2029	11,205	11,494
Kraft Heinz Foods
6.875%, 01/26/2039	1,485	1,715
5.200%, 07/15/2045	2,645	2,597
5.000%, 07/15/2035	245	245
3.500%, 06/06/2022	2,550	2,595

300	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Kroger
3.400%, 04/15/2022	$2,774	$2,822
2.800%, 08/01/2022	3,455	3,469
Land O’ Lakes
6.000%, 11/15/2022 (B)	640	662
Mars
4.200%, 04/01/2059 (B)	1,520	1,586
4.125%, 04/01/2054 (B)	1,810	1,860
3.950%, 04/01/2049 (B)	2,810	2,887
3.600%, 04/01/2034 (B)	1,790	1,841
3.200%, 04/01/2030 (B)	2,435	2,465
2.700%, 04/01/2025 (B)	7,465	7,502
Massachusetts Institute of Technology
5.600%, 07/01/2111	3,235	4,773
Nestle Holdings
4.000%, 09/24/2048 (B)	1,425	1,518
3.900%, 09/24/2038 (B)	1,085	1,151
3.500%, 09/24/2025 (B)	6,080	6,351
Northwell Healthcare
4.260%, 11/01/2047	1,915	2,026
Northwestern University
3.662%, 12/01/2057	1,820	1,935
Novartis Capital
3.000%, 11/20/2025	4,030	4,096
PepsiCo
3.450%, 10/06/2046	4,851	4,780
2.375%, 10/06/2026	5,960	5,806
Philip Morris International
4.500%, 03/20/2042	4,140	4,300
3.875%, 08/21/2042	3,895	3,724
2.500%, 11/02/2022	4,545	4,541
2.375%, 08/17/2022	3,045	3,029
2.000%, 02/21/2020	3,805	3,796
Procter & Gamble
1.900%, 10/23/2020	4,250	4,233
Reynolds American
8.125%, 05/01/2040	980	1,261
4.450%, 06/12/2025	1,540	1,599
Roche Holdings
2.625%, 05/15/2026 (B)	3,145	3,115
Sanofi
3.375%, 06/19/2023	2,979	3,076
Shire Acquisitions Investments Ireland DAC
2.400%, 09/23/2021	665	659
SSM Health Care
3.688%, 06/01/2023	7,331	7,624
Takeda Pharmaceutical
5.000%, 11/26/2028 (B)	4,145	4,602
Tyson Foods Inc
4.000%, 03/01/2026	1,060	1,107
University of Southern California
5.250%, 10/01/2111	3,250	4,442

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Walmart
4.050%, 06/29/2048	$5,284	$5,738
3.550%, 06/26/2025	4,090	4,297
3.250%, 07/08/2029	4,435	4,577
2.550%, 04/11/2023	7,430	7,467
2.350%, 12/15/2022	4,560	4,556
		264,955

Energy — 5.6%
Anadarko Petroleum
6.450%, 09/15/2036	1,700	2,046
5.027%, 10/10/2036 (A)	11,000	5,149
Baker Hughes a GE LLC
2.773%, 12/15/2022	2,320	2,326
BP Capital Markets
3.723%, 11/28/2028	2,159	2,246
3.279%, 09/19/2027	1,785	1,796
BP Capital Markets America
3.937%, 09/21/2028	2,160	2,286
3.790%, 02/06/2024	8,295	8,672
3.216%, 11/28/2023	5,420	5,524
3.119%, 05/04/2026	485	486
2.520%, 09/19/2022	4,340	4,344
Canadian Oil Sands
4.500%, 04/01/2022 (B)	1,950	2,015
Cenovus Energy
4.250%, 04/15/2027	3,185	3,175
Chevron
2.895%, 03/03/2024	3,915	3,983
Concho Resources
4.300%, 08/15/2028	1,977	2,089
ConocoPhillips
6.500%, 02/01/2039	3,065	4,161
3.418%, VAR ICE LIBOR USD 3 Month+0.900%, 05/15/2022	3,955	4,001
Continental Resources
5.000%, 09/15/2022	1,280	1,289
Devon Financing
7.875%, 09/30/2031	1,506	2,054
Energy Transfer Operating
4.650%, 06/01/2021	2,982	3,071
Eni
4.000%, 09/12/2023 (B)	6,800	7,014
EnLink Midstream Partners
5.050%, 04/01/2045	1,830	1,537
Enterprise Products Operating LLC
3.900%, 02/15/2024	4,250	4,430
EQM Midstream Partners
5.500%, 07/15/2028	920	947
Exxon Mobil
3.043%, 03/01/2026	1,985	2,026

SEI Institutional Investments Trust / Annual Report / May 31, 2019	301

SCHEDULE OF INVESTMENTS

May 31, 2019

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Hess
6.000%, 01/15/2040	$2,630	$2,794
Kinder Morgan
6.500%, 09/15/2020	1,535	1,607
5.550%, 06/01/2045	1,870	2,028
Lukoil International Finance BV
6.125%, 11/09/2020 (B)	2,030	2,105
MPLX
5.500%, 02/15/2049	1,285	1,368
4.800%, 02/15/2029	2,935	3,121
4.500%, 07/15/2023	1,350	1,417
4.500%, 04/15/2038	4,900	4,654
National Oilwell Varco
2.600%, 12/01/2022	615	606
Northern Natural Gas
4.250%, 06/01/2021 (B)	720	741
Occidental Petroleum
4.200%, 03/15/2048	330	319
Petroleos Mexicanos MTN
6.750%, 09/21/2047	875	791
4.625%, 09/21/2023	3,405	3,391
Rockies Express Pipeline LLC
4.950%, 07/15/2029 (B)	2,085	2,070
Sabal Trail Transmission LLC
4.246%, 05/01/2028 (B)	3,345	3,533
Sabine Pass Liquefaction LLC
5.750%, 05/15/2024	1,775	1,949
5.000%, 03/15/2027	2,290	2,443
Saudi Arabian Oil MTN
4.375%, 04/16/2049 (B)	985	975
3.500%, 04/16/2029 (B)	1,920	1,915
2.750%, 04/16/2022 (B)	2,985	2,978
Schlumberger Holdings
3.900%, 05/17/2028 (B)	2,444	2,466
Shell International Finance BV
6.375%, 12/15/2038	1,435	1,968
4.125%, 05/11/2035	6,945	7,496
4.000%, 05/10/2046	3,115	3,267
3.750%, 09/12/2046	2,600	2,636
3.400%, 08/12/2023	5,525	5,708
2.500%, 09/12/2026	310	302
2.250%, 11/10/2020	3,990	3,984
Spectra Energy Partners
3.375%, 10/15/2026	1,795	1,787
Sunoco Logistics Partners Operations
5.400%, 10/01/2047	1,710	1,715
Tennessee Gas Pipeline
8.375%, 06/15/2032	535	709
Total Capital
3.883%, 10/11/2028	12,360	13,250
TransCanada PipeLines
3.750%, 10/16/2023	5,000	5,170

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Williams
4.550%, 06/24/2024	$2,090	$2,217
Williams Partners
5.800%, 11/15/2043	1,280	1,433
		171,580

Financials — 32.0%
Aflac
4.750%, 01/15/2049	2,215	2,499
AIA Group
3.600%, 04/09/2029 (B)	9,500	9,721
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (B)	1,406	1,892
American Express
3.700%, 11/05/2021	10,350	10,598
3.700%, 08/03/2023	6,415	6,655
2.500%, 08/01/2022	15,971	15,892
2.200%, 10/30/2020	1,730	1,721
American International Group
4.750%, 04/01/2048	2,340	2,448
4.500%, 07/16/2044	2,765	2,789
Ameriprise Financial
4.000%, 10/15/2023	2,450	2,576
Apollo Management Holdings
5.000%, 03/15/2048 (B)	2,825	2,876
4.400%, 05/27/2026 (B)	1,195	1,238
4.000%, 05/30/2024 (B)	6,353	6,509
Athene Global Funding
2.750%, 04/20/2020 (B)	3,960	3,963
Athene Holding
4.125%, 01/12/2028	1,160	1,137
AXA Equitable Holdings
3.900%, 04/20/2023	2,440	2,529
Banco Santander
3.125%, 02/23/2023	3,165	3,149
Bancolombia
5.950%, 06/03/2021	2,040	2,142
Bank of America
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	70	70
3.366%, VAR ICE LIBOR USD 3 Month+0.810%, 01/23/2026	12,335	12,435
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	6,072	6,095
Bank of America MTN
4.450%, 03/03/2026	900	948
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050	2,235	2,362
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/2029	19,665	20,804
4.183%, 11/25/2027	6,735	6,944

302	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029	$1,170	$1,211
3.705%, VAR ICE LIBOR USD 3 Month+1.512%, 04/24/2028	13,945	14,218
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	55	56
3.458%, VAR ICE LIBOR USD 3 Month+0.970%, 03/15/2025	9,300	9,461
3.248%, 10/21/2027	7,165	7,132
2.328%, VAR ICE LIBOR USD 3 Month+0.630%, 10/01/2021	4,405	4,385
Bank of America NA
6.000%, 10/15/2036	430	545
Bank of Montreal MTN
3.300%, 02/05/2024	4,395	4,490
1.900%, 08/27/2021	4,875	4,817
Bank of New York Mellon MTN
4.600%, 01/15/2020	1,675	1,697
3.450%, 08/11/2023	6,615	6,820
2.450%, 08/17/2026	630	614
2.150%, 02/24/2020	2,825	2,818
Bank of Nova Scotia
3.125%, 04/20/2021	14,110	14,305
Barclays
4.610%, VAR ICE LIBOR USD 3 Month+1.400%, 02/15/2023	2,690	2,753
3.932%, VAR ICE LIBOR USD 3 Month+1.610%, 05/07/2025	7,995	7,946
BB&T MTN
3.875%, 03/19/2029	5,600	5,836
3.050%, 06/20/2022	11,280	11,435
2.850%, 10/26/2024	2,315	2,340
Berkshire Hathaway
3.125%, 03/15/2026	1,978	2,009
2.750%, 03/15/2023	1,860	1,877
Berkshire Hathaway Finance
4.400%, 05/15/2042	105	115
BGC Partners
5.375%, 07/24/2023	1,135	1,179
Blackstone Holdings Finance LLC
5.000%, 06/15/2044 (B)	738	813
4.750%, 02/15/2023 (B)	2,014	2,151
4.450%, 07/15/2045 (B)	1,534	1,569
BNP Paribas
4.400%, 08/14/2028 (B)	600	627
Branch Banking & Trust
3.800%, 10/30/2026	1,780	1,850
2.850%, 04/01/2021	5,282	5,309
Canadian Imperial Bank of Commerce
3.500%, 09/13/2023	8,260	8,560
Cantor Fitzgerald
4.875%, 05/01/2024 (B)	4,000	4,047

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Capital One Bank USA
3.375%, 02/15/2023	$1,390	$1,402
Capital One Financial
3.300%, 10/30/2024	4,618	4,652
Carlyle Holdings Finance LLC
3.875%, 02/01/2023 (B)	861	883
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (B)	681	724
CDP Financial
5.600%, 11/25/2039 (B)	700	925
4.400%, 11/25/2019 (B)	3,790	3,823
Charles Schwab
4.450%, 07/22/2020	1,720	1,758
3.850%, 05/21/2025	5,330	5,628
2.650%, 01/25/2023	8,551	8,576
Chubb INA Holdings
4.350%, 11/03/2045	1,138	1,278
2.875%, 11/03/2022	1,925	1,949
2.300%, 11/03/2020	7,290	7,285
Cincinnati Financial
6.125%, 11/01/2034	2,882	3,660
Citibank
3.165%, VAR ICE LIBOR USD 3 Month+0.530%, 02/19/2022	8,095	8,143
2.100%, 06/12/2020	2,000	1,991
Citigroup
8.125%, 07/15/2039	3,189	4,927
5.500%, 09/13/2025	860	955
4.650%, 07/23/2048	5,718	6,327
4.450%, 09/29/2027	830	868
3.980%, VAR ICE LIBOR USD 3
Month+1.338%, 03/20/2030	6,110	6,322
3.400%, 05/01/2026	6,375	6,444
2.900%, 12/08/2021	4,200	4,214
CME Group
4.150%, 06/15/2048	6,449	7,007
Cooperatieve Rabobank UA
4.625%, 12/01/2023	2,940	3,092
3.875%, 09/26/2023 (B)	3,000	3,115
3.470%, VAR ICE LIBOR USD 3 Month+0.860%, 09/26/2023 (B)	6,790	6,768
Credit Agricole MTN
3.750%, 04/24/2023 (B)	4,640	4,739
Credit Suisse NY
3.000%, 10/29/2021	3,680	3,705
Discover Bank
4.650%, 09/13/2028	3,215	3,409
Farmers Exchange Capital III
5.454%, VAR ICE LIBOR USD 3 Month+3.454%, 10/15/2054 (B)	1,750	1,791
Fifth Third Bank
3.350%, 07/26/2021	3,120	3,178

SEI Institutional Investments Trust / Annual Report / May 31, 2019	303

SCHEDULE OF INVESTMENTS

May 31, 2019

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.875%, 10/01/2021	$3,570	$3,599
First Republic Bank
2.500%, 06/06/2022	1,718	1,713
Five Corners Funding Trust
4.419%, 11/15/2023 (B)	4,190	4,454
Goldman Sachs Group
6.750%, 10/01/2037	1,605	2,018
5.750%, 01/24/2022	435	468
4.750%, 10/21/2045	190	207
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	3,190	3,295
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	8,077	8,394
3.850%, 01/26/2027	140	143
3.691%, VAR ICE LIBOR USD 3 Month+1.510%, 06/05/2028	1,150	1,156
3.688%, VAR ICE LIBOR USD 3 Month+1.170%, 05/15/2026	1,125	1,111
3.500%, 01/23/2025	2,220	2,248
3.500%, 11/16/2026	6,983	6,997
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/2025	9,475	9,467
3.000%, 04/26/2022	5,905	5,925
2.908%, VAR ICE LIBOR USD 3 Month+1.053%, 06/05/2023	1,025	1,025
2.876%, VAR ICE LIBOR USD 3
Month+0.821%, 10/31/2022	4,463	4,457
Goldman Sachs Group MTN
4.800%, 07/08/2044	6,645	7,285
4.332%, VAR ICE LIBOR USD 3 Month+1.750%, 10/28/2027	1,680	1,704
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	4,060	4,055
HSBC Bank PLC
7.650%, 05/01/2025	2,665	3,149
HSBC Bank USA
5.875%, 11/01/2034	6,510	7,939
HSBC Holdings
6.500%, 09/15/2037	495	620
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	11,362	11,625
3.973%, VAR ICE LIBOR USD 3 Month+1.610%, 05/22/2030	2,950	2,984
3.900%, 05/25/2026	1,170	1,197
3.803%, VAR ICE LIBOR USD 3 Month+1.211%, 03/11/2025	3,685	3,761
3.262%, VAR ICE LIBOR USD 3 Month+1.055%, 03/13/2023	12,675	12,772
Huntington National Bank
2.375%, 03/10/2020	2,295	2,292
ING Bank
5.800%, 09/25/2023 (B)	2,845	3,100

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
ING Groep
4.625%, 01/06/2026 (B)	$3,375	$3,589
4.100%, 10/02/2023	3,950	4,104
3.550%, 04/09/2024	4,365	4,423
Intercontinental Exchange
4.250%, 09/21/2048	4,577	4,913
2.750%, 12/01/2020	5,325	5,328
JPMorgan Chase
8.750%, 09/01/2030	1,291	1,811
6.400%, 05/15/2038	3,152	4,193
5.500%, 10/15/2040	1,000	1,233
4.625%, 05/10/2021	885	920
4.452%, VAR ICE LIBOR USD 3 Month+1.330%, 12/05/2029	9,350	10,115
4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/2048	1,265	1,341
3.964%, VAR ICE LIBOR USD 3 Month+1.380%, 11/15/2048	365	369
3.960%, VAR ICE LIBOR USD 3 Month+1.245%, 01/29/2027	5,380	5,611
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	4,740	4,752
3.875%, 09/10/2024	10,841	11,264
3.509%, VAR ICE LIBOR USD 3 Month+0.945%, 01/23/2029	15,247	15,389
3.250%, 09/23/2022	3,629	3,695
3.220%, VAR ICE LIBOR USD 3 Month+1.155%, 03/01/2025	2,230	2,257
3.200%, 01/25/2023	3,400	3,455
3.200%, 06/15/2026	15,395	15,498
2.700%, 05/18/2023	3,735	3,723
KeyBank
3.300%, 02/01/2022	1,985	2,027
KKR Group Finance III LLC
5.125%, 06/01/2044 (B)	3,943	4,196
Kreditanstalt fuer Wiederaufbau
2.500%, 02/15/2022	24,730	25,056
2.125%, 01/17/2023	3,320	3,336
Kreditanstalt fuer Wiederaufbau MTN
1.750%, 03/31/2020	4,060	4,042
1.500%, 04/20/2020	3,685	3,661
Macquarie Group
3.189%, VAR ICE LIBOR USD 3 Month+1.023%, 11/28/2023 (B)	7,108	7,088
MetLife
4.050%, 03/01/2045	1,250	1,295
3.000%, 03/01/2025	2,500	2,537
Metropolitan Life Global Funding I
2.400%, 01/08/2021 (B)	6,350	6,330
Metropolitan Life Global Funding I MTN
3.600%, 01/11/2024 (B)	5,645	5,891
Mitsubishi UFJ Financial Group
2.998%, 02/22/2022	4,965	5,013

304	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Morgan Stanley
3.625%, 01/20/2027	$12,885	$13,118
2.650%, 01/27/2020	2,900	2,900
Morgan Stanley MTN
6.375%, 07/24/2042	2,070	2,758
4.431%, VAR ICE LIBOR USD 3 Month+1.628%, 01/23/2030	3,480	3,736
4.300%, 01/27/2045	4,600	4,837
4.000%, 07/23/2025	2,915	3,042
3.981%, VAR ICE LIBOR USD 3 Month+1.400%, 10/24/2023	4,730	4,811
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	1,800	1,801
3.750%, 02/25/2023	14,607	15,079
2.500%, 04/21/2021	3,850	3,840
MUFG Americas Holdings
3.000%, 02/10/2025	2,915	2,918
MUFG Union Bank
3.150%, 04/01/2022	6,130	6,240
National Rural Utilities Cooperative Finance
4.750%, VAR ICE LIBOR USD 3 Month+2.910%, 04/30/2043	2,056	2,005
4.400%, 11/01/2048	4,055	4,535
4.300%, 03/15/2049	2,558	2,819
4.023%, 11/01/2032	385	424
Nationwide Mutual Insurance
9.375%, 08/15/2039 (B)	1,360	2,188
New York Life Global Funding
3.250%, 08/06/2021 (B)	4,985	5,075
1.950%, 02/11/2020 (B)	3,500	3,487
New York Life Global Funding MTN
2.000%, 04/13/2021 (B)	11,500	11,410
New York Life Insurance
4.450%, 05/15/2069 (B)	3,030	3,167
Ontario Teachers’ Cadillac Fairview Properties Trust
4.125%, 02/01/2029 (B)	2,710	2,928
Pacific Life Insurance
4.300%, VAR ICE LIBOR USD 3 Month+2.796%, 10/24/2067 (B)	1,455	1,363
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (B)	4,431	4,564
PNC Bank
3.300%, 10/30/2024	1,840	1,891
2.250%, 07/02/2019	945	945
2.150%, 04/29/2021	5,505	5,468
Pricoa Global Funding I
3.450%, 09/01/2023 (B)	4,750	4,909
2.200%, 06/03/2021 (B)	3,330	3,303
Principal Financial Group
3.700%, 05/15/2029	1,335	1,369

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Principal Life Global Funding II
2.625%, 11/19/2020 (B)	$3,038	$3,043
2.375%, 11/21/2021 (B)	3,000	2,991
Prudential Financial MTN
5.700%, 12/14/2036	1,660	2,057
4.350%, 02/25/2050	4,695	5,032
Royal Bank of Canada MTN
2.500%, 01/19/2021	2,165	2,171
2.125%, 03/02/2020	2,455	2,450
Royal Bank of Scotland Group
5.076%, VAR ICE LIBOR USD 3 Month+1.905%, 01/27/2030	60	64
4.269%, VAR ICE LIBOR USD 3 Month+1.762%, 03/22/2025	3,880	3,933
3.498%, VAR ICE LIBOR USD 3 Month+1.480%, 05/15/2023	7,340	7,316
Santander UK Group Holdings
3.823%, VAR ICE LIBOR USD 3 Month+1.400%, 11/03/2028	245	240
Securian Financial Group
4.800%, 04/15/2048 (B)	1,938	2,087
Standard Chartered
4.247%, VAR ICE LIBOR USD 3 Month+1.150%, 01/20/2023 (B)	4,602	4,683
SunTrust Bank
4.050%, 11/03/2025	4,330	4,610
4.000%, 05/01/2025	7,580	8,024
3.525%, VAR ICE LIBOR USD 3 Month+0.500%, 10/26/2021	2,803	2,837
3.200%, 04/01/2024	6,235	6,352
2.900%, 03/03/2021	2,240	2,254
Svenska Handelsbanken
1.950%, 09/08/2020	2,364	2,349
Svenska Handelsbanken MTN
3.350%, 05/24/2021	2,200	2,237
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (B)	1,775	2,063
4.270%, 05/15/2047 (B)	835	897
Travelers
3.750%, 05/15/2046	1,505	1,531
UBS
2.450%, 12/01/2020 (B)	2,930	2,919
UBS MTN
4.500%, 06/26/2048 (B)	3,010	3,420
UBS Group Funding Switzerland
4.253%, 03/23/2028 (B)	1,395	1,461
4.125%, 09/24/2025 (B)	1,240	1,299
3.491%, 05/23/2023 (B)	3,805	3,851
US Bancorp
3.375%, 02/05/2024	5,620	5,809
US Bancorp MTN
2.950%, 07/15/2022	2,110	2,138

SEI Institutional Investments Trust / Annual Report / May 31, 2019	305

SCHEDULE OF INVESTMENTS

May 31, 2019

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.625%, 01/24/2022	$2,184	$2,195
Validus Holdings
8.875%, 01/26/2040	1,760	2,623
WEA Finance LLC
3.250%, 10/05/2020 (B)	150	151
2.700%, 09/17/2019 (B)	2,500	2,499
Wells Fargo
5.606%, 01/15/2044	3,571	4,246
3.069%, 01/24/2023	12,595	12,681
3.000%, 04/22/2026	8,965	8,875
2.500%, 03/04/2021	3,595	3,588
Wells Fargo MTN
4.900%, 11/17/2045	1,385	1,526
4.750%, 12/07/2046	12,183	13,213
4.400%, 06/14/2046	3,445	3,553
4.300%, 07/22/2027	939	985
4.150%, 01/24/2029	7,185	7,579
3.584%, VAR ICE LIBOR USD 3 Month+1.310%, 05/22/2028	6,541	6,641
Wells Fargo Bank
3.625%, 10/22/2021	9,405	9,615
Wells Fargo Capital X
5.950%, 12/15/2036	975	1,127
		978,275

Health Care — 6.5%
Abbott Laboratories
2.950%, 03/15/2025	1,710	1,728
AbbVie
2.500%, 05/14/2020	7,270	7,252
Amgen
6.375%, 06/01/2037	1,799	2,223
Ascension Health
3.945%, 11/15/2046	4,194	4,490
AstraZeneca
3.375%, 11/16/2025	2,625	2,655
Becton Dickinson
3.700%, 06/06/2027	2,205	2,257
Boston Scientific
3.750%, 03/01/2026	2,670	2,768
Bristol-Myers Squibb
3.400%, 07/26/2029 (B)	6,340	6,488
3.200%, 06/15/2026 (B)	3,010	3,079
2.900%, 07/26/2024 (B)	4,245	4,300
2.550%, 05/14/2021 (B)	3,550	3,564
Celgene
4.550%, 02/20/2048	250	272
Cigna
4.900%, 12/15/2048 (B)	2,305	2,355
4.125%, 11/15/2025 (B)	4,459	4,648
Cigna Holding
3.050%, 10/15/2027	1,095	1,059

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
CVS Health
5.050%, 03/25/2048	$2,291	$2,330
4.780%, 03/25/2038	725	725
4.100%, 03/25/2025	4,157	4,301
3.700%, 03/09/2023	2,100	2,144
3.350%, 03/09/2021	2,115	2,136
Dignity Health
2.637%, 11/01/2019	4,364	4,364
Eli Lilly
3.375%, 03/15/2029	3,155	3,270
3.100%, 05/15/2027	2,355	2,411
Gilead Sciences
4.800%, 04/01/2044	1,300	1,404
4.750%, 03/01/2046	1,625	1,740
4.000%, 09/01/2036	1,120	1,142
3.250%, 09/01/2022	5,645	5,757
2.550%, 09/01/2020	6,970	6,977
GlaxoSmithKline Capital
3.875%, 05/15/2028	2,040	2,171
3.125%, 05/14/2021	4,875	4,937
2.875%, 06/01/2022	4,750	4,806
Humana
3.150%, 12/01/2022	1,675	1,692
Johnson & Johnson
2.900%, 01/15/2028	2,435	2,454
2.625%, 01/15/2025	7,063	7,110
Medtronic
4.625%, 03/15/2045	1,474	1,702
4.375%, 03/15/2035	4,146	4,608
3.150%, 03/15/2022	2,585	2,639
Merck
3.900%, 03/07/2039	2,805	2,966
3.600%, 09/15/2042	2,000	2,010
3.400%, 03/07/2029	4,305	4,456
2.750%, 02/10/2025	955	960
2.350%, 02/10/2022	3,555	3,562
New York and Presbyterian Hospital
4.763%, 08/01/2116	1,395	1,571
Pfizer
4.000%, 03/15/2049	2,550	2,695
3.000%, 12/15/2026	2,020	2,044
Pharmacia
6.600%, 12/01/2028	1,000	1,277
UnitedHealth Group
6.875%, 02/15/2038	2,300	3,209
6.500%, 06/15/2037	1,645	2,202
4.700%, 02/15/2021	4,480	4,620
4.625%, 07/15/2035	5,070	5,660
4.200%, 01/15/2047	1,432	1,501
3.875%, 12/15/2028	4,330	4,598
3.850%, 06/15/2028	2,500	2,644
3.750%, 07/15/2025	3,700	3,884

306	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.700%, 12/15/2025	$1,705	$1,787
3.500%, 02/15/2024	6,660	6,906
2.875%, 03/15/2023	3,300	3,330
2.375%, 10/15/2022	4,155	4,133
2.125%, 03/15/2021	6,980	6,940
Wyeth
5.950%, 04/01/2037	3,700	4,767
		197,680

Industrials — 7.7%
3M MTN
3.375%, 03/01/2029	2,295	2,357
3.250%, 02/14/2024	4,102	4,232
Air Lease
3.875%, 07/03/2023	4,406	4,503
Airbus
3.950%, 04/10/2047 (B)	2,800	2,929
American Airlines, Pass-Through Trust, Ser 2013-1
4.000%, 07/15/2025	2,081	2,133
American Airlines, Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	5,172	5,369
Aviation Capital Group LLC
2.875%, 01/20/2022 (B)	2,055	2,055
BAE Systems Holdings
3.800%, 10/07/2024 (B)	1,700	1,754
BAE Systems PLC
5.800%, 10/11/2041 (B)	1,940	2,361
Boeing
3.850%, 11/01/2048	2,180	2,187
3.550%, 03/01/2038	1,115	1,094
3.100%, 05/01/2026	6,030	6,114
2.700%, 05/01/2022	3,350	3,374
1.875%, 06/15/2023	2,840	2,751
Burlington Northern Santa Fe LLC
6.150%, 05/01/2037	2,440	3,193
4.900%, 04/01/2044	2,563	2,976
4.550%, 09/01/2044	3,855	4,289
4.150%, 04/01/2045	2,410	2,558
4.150%, 12/15/2048	1,065	1,140
4.050%, 06/15/2048	1,220	1,279
Canadian National Railway
4.450%, 01/20/2049	3,000	3,455
Caterpillar
3.803%, 08/15/2042	1,390	1,434
3.400%, 05/15/2024	3,050	3,155
Caterpillar Financial Services MTN
3.150%, 09/07/2021	3,270	3,316
2.950%, 05/15/2020	9,405	9,457
2.950%, 02/26/2022	5,605	5,676
2.550%, 11/29/2022	7,975	8,003

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.250%, 12/01/2019	$200	$200
2.000%, 11/29/2019	4,030	4,022
Continental Airlines, Pass-Through Trust, Ser 2009-2, Cl A
7.250%, 11/10/2019	114	115
Continental Airlines, Pass-Through Trust, Ser 2012-1
4.150%, 04/11/2024	2,805	2,897
Continental Airlines, Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	3,529	3,631
Delta Air Lines, Pass-Through Trust, Ser 2012-1, Cl A
4.750%, 05/07/2020	2,002	2,034
Delta Air Lines, Pass-Through Trust, Ser 2015-1, Cl A
3.875%, 07/30/2027	1,334	1,354
Fortive
2.350%, 06/15/2021	1,720	1,710
GE Capital International Funding Unlimited
4.418%, 11/15/2035	9,460	8,974
2.342%, 11/15/2020	11,471	11,356
General Dynamics
2.875%, 05/11/2020	5,020	5,036
1.875%, 08/15/2023	2,445	2,391
General Electric
2.700%, 10/09/2022	3,900	3,858
John Deere Capital
3.650%, 10/12/2023	4,902	5,120
2.550%, 01/08/2021	2,500	2,504
John Deere Capital MTN
3.450%, 06/07/2023	4,705	4,873
3.125%, 09/10/2021	2,615	2,652
2.950%, 04/01/2022	5,600	5,681
2.800%, 03/04/2021	3,340	3,361
2.650%, 06/24/2024	4,430	4,432
2.650%, 06/10/2026	320	314
Norfolk Southern
3.800%, 08/01/2028	3,180	3,360
Northrop Grumman
2.930%, 01/15/2025	4,495	4,501
PACCAR Financial MTN
2.200%, 09/15/2019	4,000	3,996
1.650%, 08/11/2021	1,200	1,182
1.200%, 08/12/2019	1,425	1,421
Penske Truck Leasing LP
3.950%, 03/10/2025 (B)	2,752	2,839
3.450%, 07/01/2024 (B)	5,540	5,603
Raytheon
2.500%, 12/15/2022	6,107	6,108
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (B)	1,880	1,898

SEI Institutional Investments Trust / Annual Report / May 31, 2019	307

SCHEDULE OF INVESTMENTS

May 31, 2019

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.700%, 09/15/2021 (B)	$3,850	$3,782
SMBC Aviation Capital Finance DAC
3.000%, 07/15/2022 (B)	2,035	2,042
Snap-on
4.100%, 03/01/2048	570	613
Southwest Airlines, Pass-Through Trust, Ser 2007-1
6.150%, 08/01/2022	515	543
TTX
4.600%, 02/01/2049 (B)	2,100	2,381
TTX MTN
2.600%, 06/15/2020 (B)	2,620	2,619
United Airlines, Pass-Through Trust, Ser 2016-1, Cl B
3.650%, 01/07/2026	2,236	2,230
United Airlines, Pass-Through Trust, Ser 2018-1, Cl B
4.600%, 03/01/2026	1,285	1,326
United Airlines, Pass-Through Trust, Ser 2019-1, Cl AA
4.150%, 08/25/2031	1,640	1,735
United Parcel Service
3.750%, 11/15/2047	3,396	3,290
United Technologies
4.500%, 06/01/2042	2,300	2,437
US Airways, Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	131	139
Vinci
3.750%, 04/10/2029 (B)	3,310	3,447
Waste Management
3.450%, 06/15/2029	2,230	2,279
2.950%, 06/15/2024	2,445	2,478
WW Grainger
4.200%, 05/15/2047	2,510	2,601
		234,509

Information Technology — 6.6%
Apple
4.650%, 02/23/2046	4,690	5,321
4.500%, 02/23/2036	2,335	2,619
4.375%, 05/13/2045	515	564
3.850%, 08/04/2046	7,080	7,138
3.350%, 02/09/2027	3,730	3,833
3.250%, 02/23/2026	19,645	20,130
3.000%, 02/09/2024	3,720	3,791
2.850%, 05/06/2021	2,722	2,749
2.850%, 05/11/2024	1,055	1,067
Applied Materials
3.900%, 10/01/2025	3,155	3,339
2.625%, 10/01/2020	2,312	2,319

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Broadcom
2.650%, 01/15/2023	$3,066	$2,985
Cisco Systems
5.900%, 02/15/2039	2,007	2,666
2.450%, 06/15/2020	5,995	5,994
2.200%, 02/28/2021	4,035	4,021
2.200%, 09/20/2023	3,970	3,932
Corning
4.375%, 11/15/2057	2,163	2,034
Dell International LLC
8.350%, 07/15/2046 (B)	2,525	3,082
8.100%, 07/15/2036 (B)	645	773
Genpact Luxembourg Sarl
3.700%, 04/01/2022	3,310	3,296
Hewlett Packard Enterprise
3.500%, 10/05/2021	1,845	1,876
IBM Credit LLC
3.450%, 11/30/2020	3,750	3,806
Intel
4.000%, 12/15/2032	4,300	4,571
3.734%, 12/08/2047	2,461	2,454
2.875%, 05/11/2024	5,830	5,906
International Business Machines
4.150%, 05/15/2039	2,080	2,129
3.500%, 05/15/2029	5,250	5,346
3.300%, 05/15/2026	1,805	1,827
Juniper Networks
3.300%, 06/15/2020	3,427	3,442
Lam Research
3.750%, 03/15/2026	2,255	2,316
Marvell Technology Group
4.200%, 06/22/2023	1,175	1,211
Mastercard
2.950%, 06/01/2029	2,420	2,446
Microsoft
4.100%, 02/06/2037	6,243	6,896
4.000%, 02/12/2055	1,100	1,189
3.700%, 08/08/2046	9,164	9,534
3.500%, 02/12/2035	1,265	1,305
3.450%, 08/08/2036	115	118
3.300%, 02/06/2027	4,705	4,899
2.400%, 08/08/2026	5,820	5,721
2.000%, 08/08/2023	4,475	4,416
NXP BV
4.875%, 03/01/2024 (B)	3,252	3,428
Oracle
4.300%, 07/08/2034	3,260	3,530
4.125%, 05/15/2045	320	328
4.000%, 07/15/2046	6,140	6,168
4.000%, 11/15/2047	1,750	1,774
3.800%, 11/15/2037	1,315	1,321
2.950%, 05/15/2025	2,160	2,174

308	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.650%, 07/15/2026	$5,610	$5,500
2.500%, 05/15/2022	4,700	4,702
2.400%, 09/15/2023	3,760	3,723
QUALCOMM
4.300%, 05/20/2047	2,943	2,963
2.600%, 01/30/2023	5,375	5,326
Texas Instruments
4.150%, 05/15/2048	3,579	3,902
Visa
3.150%, 12/14/2025	375	386
2.200%, 12/14/2020	2,755	2,750
		201,036

Materials — 0.5%
BHP Billiton Finance USA
6.420%, 03/01/2026	1,510	1,803
5.000%, 09/30/2043	1,400	1,663
Braskem Netherlands Finance BV
3.500%, 01/10/2023 (B)	2,370	2,319
Celanese US Holdings LLC
5.875%, 06/15/2021	785	830
DowDuPont
5.319%, 11/15/2038	2,330	2,647
Nacional del Cobre de Chile
3.625%, 08/01/2027 (B)	1,935	1,966
Praxair
3.200%, 01/30/2026	2,315	2,381
Rio Tinto Finance USA
5.200%, 11/02/2040	1,185	1,422
Suzano Austria GmbH
7.000%, 03/16/2047 (B)	1,120	1,214
		16,245

Real Estate — 2.2%
AvalonBay Communities MTN
3.350%, 05/15/2027	2,980	3,059
2.950%, 05/11/2026	2,182	2,189
Boston Properties
4.500%, 12/01/2028	2,630	2,855
3.850%, 02/01/2023	2,780	2,883
Brixmor Operating Partnership
4.125%, 05/15/2029	2,255	2,288
Camden Property Trust
4.100%, 10/15/2028	1,780	1,910
Crown Castle Towers LLC
3.663%, 05/15/2025 (B)	3,600	3,709
ERP Operating
4.150%, 12/01/2028	1,855	2,029
HCP
4.250%, 11/15/2023	4,200	4,417
Kimco Realty
3.300%, 02/01/2025	2,000	2,021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Newmark Group
6.125%, 11/15/2023	$2,835	$2,900
Realty Income
3.250%, 10/15/2022	4,970	5,058
Regency Centers
4.650%, 03/15/2049	420	457
4.400%, 02/01/2047	1,845	1,934
Sabra Health Care
4.800%, 06/01/2024	940	946
Simon Property Group
6.750%, 02/01/2040	470	646
4.375%, 03/01/2021	2,300	2,363
4.250%, 11/30/2046	1,864	2,007
3.375%, 10/01/2024	5,488	5,649
Ventas Realty
4.400%, 01/15/2029	5,598	5,965
3.125%, 06/15/2023	1,560	1,582
Vornado Realty
3.500%, 01/15/2025	3,895	3,929
Welltower
4.950%, 09/01/2048	2,632	2,898
WP Carey
4.600%, 04/01/2024	2,670	2,821
		66,515

Utilities — 8.0%
Alabama Power
3.850%, 12/01/2042	600	609
3.700%, 12/01/2047	2,800	2,775
2.450%, 03/30/2022	2,490	2,491
Ameren Illinois
4.500%, 03/15/2049	6,945	7,986
2.700%, 09/01/2022	2,000	2,013
Aqua America
3.566%, 05/01/2029	1,695	1,727
Atmos Energy
4.125%, 03/15/2049	3,375	3,609
Berkshire Hathaway Energy
3.800%, 07/15/2048	1,065	1,044
3.250%, 04/15/2028	1,720	1,738
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/2044	2,215	2,500
CMS Energy
3.000%, 05/15/2026	4,285	4,235
Commonwealth Edison
4.700%, 01/15/2044	2,000	2,275
4.000%, 08/01/2020	35	36
4.000%, 03/01/2048	3,560	3,730
2.550%, 06/15/2026	4,665	4,593
Consolidated Edison
2.000%, 03/15/2020	1,985	1,976

SEI Institutional Investments Trust / Annual Report / May 31, 2019	309

SCHEDULE OF INVESTMENTS

May 31, 2019

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Consolidated Edison of New York
3.875%, 06/15/2047	$3,000	$3,016
3.800%, 05/15/2028	5,645	6,027
Dominion Energy
5.250%, 08/01/2033	2,231	2,577
1.600%, 08/15/2019	6,020	6,005
Dominion Energy South Carolina
4.600%, 06/15/2043	1,000	1,113
4.250%, 08/15/2028	5,318	5,813
Duke Energy Carolinas LLC
5.300%, 02/15/2040	1,700	2,072
3.900%, 06/15/2021	230	236
3.875%, 03/15/2046	3,800	3,883
3.350%, 05/15/2022	11,290	11,618
Duke Energy Florida LLC
3.100%, 08/15/2021	4,530	4,582
Duke Energy Indiana LLC
6.350%, 08/15/2038	335	454
4.900%, 07/15/2043	235	273
Duke Energy Progress LLC
4.200%, 08/15/2045	2,125	2,249
4.100%, 05/15/2042	946	992
3.000%, 09/15/2021	3,745	3,802
2.800%, 05/15/2022	4,400	4,441
Edison International
2.950%, 03/15/2023	1,450	1,371
2.400%, 09/15/2022	4,055	3,851
Electricite de France
4.950%, 10/13/2045 (B)	1,975	2,106
4.750%, 10/13/2035 (B)	900	954
Enel Finance International
4.750%, 05/25/2047 (B)	265	259
4.625%, 09/14/2025 (B)	6,385	6,612
Entergy Louisiana LLC
4.200%, 09/01/2048	4,565	4,889
Entergy Mississippi LLC
2.850%, 06/01/2028	3,595	3,564
Evergy
5.292%, 06/15/2022	1,190	1,267
Eversource Energy
3.800%, 12/01/2023	2,905	3,034
2.900%, 10/01/2024	4,420	4,442
2.750%, 03/15/2022	1,245	1,252
Exelon
3.950%, 06/15/2025	1,846	1,938
Florida Power & Light
5.960%, 04/01/2039	135	180
5.690%, 03/01/2040	1,621	2,090
4.125%, 02/01/2042	3,325	3,588
Georgia Power
4.300%, 03/15/2043	3,825	3,920

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Indiana Michigan Power
4.250%, 08/15/2048	$515	$554
Indianapolis Power & Light
4.700%, 09/01/2045 (B)	2,275	2,526
4.050%, 05/01/2046 (B)	60	63
Kentucky Utilities
5.125%, 11/01/2040	300	362
NextEra Energy Capital Holdings
3.500%, 04/01/2029	7,615	7,761
Niagara Mohawk Power
4.278%, 10/01/2034 (B)	1,959	2,117
3.508%, 10/01/2024 (B)	125	130
Northern States Power
7.125%, 07/01/2025	3,220	3,961
NSTAR Electric
3.250%, 05/15/2029	2,684	2,741
Oglethorpe Power
5.375%, 11/01/2040	1,435	1,707
4.250%, 04/01/2046	1,125	1,116
4.200%, 12/01/2042	165	161
Oncor Electric Delivery LLC
5.300%, 06/01/2042	2,990	3,714
3.750%, 04/01/2045	3,130	3,217
PacifiCorp
6.250%, 10/15/2037	2,195	2,921
6.000%, 01/15/2039	4,235	5,572
2.950%, 06/01/2023	4,940	5,005
PPL Electric Utilities
4.150%, 06/15/2048	2,400	2,632
3.950%, 06/01/2047	1,802	1,892
Public Service Electric & Gas MTN
4.050%, 05/01/2048	2,792	2,982
3.700%, 05/01/2028	1,180	1,257
3.250%, 09/01/2023	1,450	1,501
1.800%, 06/01/2019	4,198	4,198
Public Service of Colorado
6.250%, 09/01/2037	205	273
Public Service of Oklahoma
6.625%, 11/15/2037	960	1,263
San Diego Gas & Electric
4.500%, 08/15/2040	2,025	2,136
3.600%, 09/01/2023	1,224	1,259
3.000%, 08/15/2021	3,840	3,867
Sempra Energy
4.000%, 02/01/2048	470	437
3.800%, 02/01/2038	1,135	1,070
3.400%, 02/01/2028	1,680	1,654
2.900%, 02/01/2023	4,104	4,106
Southern California Edison
3.875%, 06/01/2021	8,795	8,956
1.845%, 02/01/2022	2,342	2,296

310	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southern California Gas
5.125%, 11/15/2040	$10	$11
4.300%, 01/15/2049	1,025	1,096
3.750%, 09/15/2042	175	172
Tucson Electric Power
4.850%, 12/01/2048	4,440	5,033
Union Electric
4.000%, 04/01/2048	1,930	2,030
Virginia Electric & Power
4.000%, 11/15/2046	1,175	1,202
Wisconsin Power & Light
3.050%, 10/15/2027	2,300	2,311
		245,069

Total Corporate Obligations (Cost $2,581,691) ($ Thousands)		2,646,272

U.S. TREASURY OBLIGATIONS — 9.1%
U.S. Treasury Bill
2.300%, 06/25/2019 (A)	45,670	45,606
U.S. Treasury Bonds
4.500%, 05/15/2038	899	1,193
3.000%, 08/15/2048	17,035	18,474
3.000%, 02/15/2049	37,880	41,153
2.375%, 05/15/2029	21,640	22,086
U.S. Treasury Notes
2.875%, 10/31/2020	17,835	18,028
2.875%, 11/15/2021 (C)	3,090	3,159
2.750%, 09/15/2021	15,981	16,279
2.500%, 01/31/2021	19,765	19,918
2.375%, 01/31/2023	3,553	3,610
2.375%, 04/30/2026	6,695	6,845
2.250%, 04/30/2021	13,230	13,300
2.250%, 04/30/2024	21,370	21,679
2.125%, 05/15/2022	12,270	12,350
2.125%, 03/31/2024	5,305	5,349
2.000%, 05/31/2024	27,835	27,927

Total U.S. Treasury Obligations (Cost $271,481) ($ Thousands)		276,956

MUNICIPAL BONDS — 1.7%

California — 0.6%
Bay Area, Toll Authority, Build America Project, Sub-Ser S1, RB
6.793%, 04/01/2030	1,222	1,504
California State, Build America Project, GO
7.600%, 11/01/2040	560	894
7.550%, 04/01/2039	2,205	3,455
7.500%, 04/01/2034	5,125	7,642

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, GO
Callable 10/01/2019 @ 100
2.193%, 04/01/2047 (D)	$2,000	$1,998
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	1,070	1,464
Regents of the University of California, Medical Center Pooled Revenue, Build America Project, Ser H, RB
6.548%, 05/15/2048	120	172
University of California, RB
5.770%, 05/15/2043	1,505	2,009

		19,138

Florida — 0.1%
Miami-Dade County, Aviation Revenue, Ser D, RB
1.917%, 10/01/2020	2,800	2,784

Georgia — 0.3%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057	2,732	3,438
6.637%, 04/01/2057	3,731	4,473

		7,911

Illinois — 0.1%
Metropolitan Water Reclamation District of Greater Chicago, GO
5.720%, 12/01/2038	2,580	3,346

Kansas — 0.1%
Kansas State, Development Finance Authority, Ser H, RB
4.727%, 04/15/2037	1,455	1,694

Massachusetts — 0.0%
Massachusetts State, Build America Project, GO
4.910%, 05/01/2029	100	117
Massachusetts State, Build America Project, RB
5.731%, 06/01/2040	80	104

		221

New Jersey — 0.3%
New Jersey State, Economic Development Authority, Ser B, RB, AGM
3.269%, 02/15/2020 (A)	4,500	4,420
New Jersey State, Economic Development Authority, Ser C, GO
3.882%, 06/15/2019	1,325	1,325

SEI Institutional Investments Trust / Annual Report / May 31, 2019	311

SCHEDULE OF INVESTMENTS

May 31, 2019

Intermediate Duration Credit Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Turnpike Authority, Build America Project, RB
7.102%, 01/01/2041	$2,500	$3,737

		9,482

New York — 0.2%
New York & New Jersey, Port Authority, RB
4.926%, 10/01/2051	165	209
4.458%, 10/01/2062	195	230
New York & New Jersey, Port Authority, Ser 181, RB
4.960%, 08/01/2046	1,280	1,623
New York State, Build America Project, RB
5.770%, 03/15/2039	4,400	5,340

		7,402

Texas — 0.0%
Grand Parkway Transportation, Sub-Ser E, RB
5.184%, 10/01/2042	530	662
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	160	249
Texas State, Build America Project, GO
5.517%, 04/01/2039	540	707

		1,618

Total Municipal Bonds (Cost $51,401) ($ Thousands)		53,596

SOVEREIGN DEBT — 1.2%
European Bank for Reconstruction & Development MTN
2.125%, 03/07/2022	3,060	3,070
European Investment Bank
2.250%, 03/15/2022	3,695	3,722
1.375%, 06/15/2020	4,370	4,333
Export-Import Bank of Korea
2.750%, 01/25/2022	3,250	3,262
Inter-American Development Bank MTN
1.750%, 10/15/2019	4,155	4,145
International Bank for Reconstruction & Development MTN
1.625%, 03/09/2021	4,705	4,671
Korea Gas MTN
2.750%, 07/20/2022 (B)	4,490	4,497
Province of Quebec Canada
6.350%, 01/30/2026	270	325

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
2.500%, 04/09/2024	$8,670	$8,800

Total Sovereign Debt (Cost $36,540) ($ Thousands)		36,825

ASSET-BACKED SECURITY — 0.2%

Other Asset-Backed Securities — 0.2%

American Tower Trust I, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (B)	4,900	4,957

Total Asset-Backed Security (Cost $4,914) ($ Thousands)		4,957

	Shares

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	42,289,961	42,290

Total Cash Equivalent (Cost $42,290) ($ Thousands)		42,290

Total Investments in Securities — 100.2% (Cost $2,988,317) ($ Thousands)		$3,060,896

312	SEI Institutional Investments Trust / Annual Report / May 31, 2019

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
U.S. 10-Year Treasury Note	(179)	Sep-2019	$(22,478)	$(22,688)	$(210)

Percentages are based on Net Assets of $3,054,258 ($ Thousands).

**	Rate shown is the 7-day effective yield as of May 31, 2019.

†	Investment in Affiliated Security (see Note 6).

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2019, the value of these securities amounted to $399,689 ($ Thousands), representing 13.1% of the Net Assets of the Fund.

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

AGM— Assured Guaranty Municipal

Cl — Class

GO — General Obligation

ICE— Intercontinental Exchange

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$2,646,272	$–	$2,646,272
U.S. Treasury Obligations	–	276,956	–	276,956
Municipal Bonds	–	53,596	–	53,596
Sovereign Debt	–	36,825	–	36,825
Asset-Backed Security	–	4,957	–	4,957
Cash Equivalent	42,290	–	–	42,290

Total Investments in Securities	$42,290	$3,018,606	$–	$3,060,896

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(210)	$–	$–	$(210)

Total Other Financial Instruments	$(210)	$–	$–	$(210)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$74,514	$1,891,761	$(1,923,985)	$—	$—	$42,290	42,289,961	$1,435	$—

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	313

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Dynamic Asset Allocation Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.1%

Communication Services — 9.6%
Alphabet Inc, Cl A *	1.3%	27,545	$30,479
Alphabet Inc, Cl C *	1.4	28,322	31,257
AT&T Inc	0.9	669,819	20,483
Comcast Corp, Cl A	0.8	415,100	17,019
Facebook Inc, Cl A *	1.7	219,600	38,972
Netflix Inc *	0.6	40,100	13,766
Verizon Communications Inc	0.9	380,000	20,653
Walt Disney Co/The	0.9	160,577	21,203
Other Securities	1.1		25,623
			219,455

Consumer Discretionary — 9.4%
Amazon.com Inc *	2.9	38,000	67,453
Home Depot Inc/The	0.9	103,832	19,713
McDonald’s Corp	0.6	70,300	13,938
Other Securities	5.0		114,135
			215,239

Consumer Staples — 6.8%
Coca-Cola Co/The	0.8	353,700	17,377
Costco Wholesale Corp	0.4	40,400	9,679
PepsiCo Inc	0.7	129,062	16,520
Philip Morris International Inc	0.5	142,700	11,006
Procter & Gamble Co/The	1.0	230,136	23,683
Walmart Inc	0.6	130,765	13,265
Other Securities	2.8		64,888
			156,418

Energy — 4.5%
Chevron Corp	0.9	174,700	19,890
Exxon Mobil Corp	1.2	389,800	27,586
Other Securities	2.4		56,886
			104,362

Financials — 12.0%
Bank of America Corp	1.0	826,100	21,974
Berkshire Hathaway Inc, Cl B *	1.5	179,000	35,338
Citigroup Inc	0.6	216,000	13,424
JPMorgan Chase & Co	1.4	301,300	31,926
Wells Fargo & Co	0.7	376,300	16,696

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	6.8%		$156,263
			275,621

Health Care — 13.1%
Abbott Laboratories	0.5	161,239	12,275
AbbVie Inc	0.5	135,400	10,387
Amgen Inc	0.4	57,100	9,519
Eli Lilly & Co	0.4	79,167	9,179
Johnson & Johnson	1.4	245,100	32,145
Medtronic PLC	0.5	123,155	11,402
Merck & Co Inc	0.8	237,300	18,797
Pfizer Inc	0.9	510,496	21,196
Thermo Fisher Scientific Inc	0.4	36,900	9,852
UnitedHealth Group Inc	0.9	88,200	21,327
Other Securities	6.4		143,967
			300,046

Industrials — 8.6%
Boeing Co/The	0.7	48,300	16,500
Honeywell International Inc	0.5	66,900	10,992
Union Pacific Corp	0.5	66,400	11,074
United Technologies Corp	0.4	74,379	9,394
Other Securities	6.5		149,652
			197,612

Information Technology — 19.5%
Accenture PLC, Cl A	0.5	58,500	10,417
Adobe Inc *	0.5	44,800	12,136
Apple Inc	3.2	412,500	72,216
Cisco Systems Inc	0.9	404,800	21,062
Intel Corp	0.8	413,400	18,206
International Business Machines Corp	0.5	81,658	10,370
Mastercard Inc, Cl A	0.9	83,000	20,874
Microsoft Corp	3.8	706,600	87,392
Oracle Corp	0.5	234,000	11,840
PayPal Holdings Inc *	0.5	107,700	11,820
Salesforce.com *	0.5	70,200	10,629
Visa Inc, Cl A	1.1	161,000	25,974
Other Securities	5.8		133,839
			446,775

Materials — 2.4%
Other Securities	2.4		55,513

Real Estate — 3.0%
Other Securities ‡	3.0		67,960

Utilities — 3.2%
Other Securities	3.2		72,311

Total Common Stock (Cost $1,164,564) ($ Thousands)			2,111,312

314	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 4.2%
SPDR S&P 500 ETF Trust (A)	4.2%	348,063	$95,811
Total Exchange Traded Fund (Cost $90,149) ($ Thousands)			95,811

Total Investments in Securities — 96.3% (Cost $1,254,713)($ Thousands)			$2,207,123

		Contracts

PURCHASED SWAPTION(B) — 0.4%
Total Purchased Swaption (Premiums Received $6,951) ($ Thousands)		2,550,870,000	$9,187

A list of the open OTC swaption contracts held by the Fund at May 31, 2019, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED SWAPTION — 0.4%

Call Swaptions — 0.4%
CMS One Look*	Bank of America Merrill Lynch	2,550,870,000	$0.14	07/31/2021	$9,187

Total Purchased Swaption					$9,187

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Amsterdam Index	(192)	Jun-2019	$(23,471)	$(23,119)	$141
CAC40 Index	(399)	Jun-2019	(23,371)	(23,054)	107
DAX Index	(70)	Jun-2019	(22,585)	(22,867)	(453)
FTSE MIB Index	(209)	Jun-2019	(23,543)	(23,052)	311
IBEX	(230)	Jun-2019	(23,296)	(23,005)	82
MSCI EAFE Index	(1,022)	Jun-2019	(94,270)	(92,895)	1,375
MSCI Emerging Markets	7,028	Jun-2019	369,922	351,470	(18,452)
S&P 500 Index E-MINI	(610)	Jun-2019	(86,624)	(83,954)	2,670

			$72,762	$59,524	$(14,219)

SEI Institutional Investments Trust / Annual Report / May 31, 2019	315

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2019

Dynamic Asset Allocation Fund (Concluded)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2019 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	07/09/19	USD	118,987	JPY	13,060,738	$1,712
Bank of America	01/09/20	USD	7,730	SAR	29,013	1
Bank of America	01/09/20	USD	2,682	SAR	10,063	—
Bank of America	01/09/20	SAR	476,065	USD	126,598	(263)
Goldman Sachs	07/09/19	EUR	321,996	USD	365,068	5,083
JPMorgan Chase Bank	07/09/19	EUR	11,858	USD	13,383	126
RBC	07/09/19	JPY	1,327,468	USD	12,240	(28)
Societe Generale	07/09/19	EUR	97,100	USD	108,845	289
Standard Chartered	07/09/19	USD	13,458	EUR	12,036	(2)
UBS	07/09/19	USD	240,965	JPY	26,663,072	5,437

						$12,355

A list of the open OTC swap agreements held by the Fund at May 31, 2019 is as follows:

Total Return Swaps

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas(A)	Bloomberg Commodity Index Total Return	USD T-BILL AUCTION HIGH RATE + 10 BPS	BLOOMBERG COMMODITY INDEX TOTAL RETURN	Quarterly	05/12/2020	USD	242,017	$(2,968)	$–	$(2,968)

								$(2,968)	$–	$(2,968)

Percentages are based on a Net Assets of $2,291,808 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Security, or a portion thereof, is held by the DAA Commodity Strategy Subsidiary, Ltd. as of May 31, 2019.

(B)	Refer to table below for details on Swaption Contracts.

Cl — Class

BPS — Basis Points

DAX — German Stock Index

EAFE — Europe, Australasia and Far East

ETF — Exchange-Traded Fund

EUR — Euro

FTSE— Financial Times and Stock Exchange

JPY — Japanese Yen

Ltd. — Limited

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

S&P— Standard & Poor’s

SAR— Saudi Riyal

SPDR — Standard & Poor’s Depository Receipt

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,111,312	$–	$–	$2,111,312
Exchange Traded Fund	95,811	–	–	95,811

Total Investments in Securities	$2,207,123	$–	$–	$2,207,123

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Swaption	$–	$9,187	$–	$9,187
Futures Contracts*
Unrealized Appreciation	4,686	–	–	4,686
Unrealized Depreciation	(18,905)	–	–	(18,905)
Forwards Contracts*
Unrealized Appreciation	–	12,648	–	12,648
Unrealized Depreciation	–	(293)	–	(293)
OTC Swaps
Total Return Swaps*
Unrealized Depreciation	–	(2,968)	–	(2,968)

Total Other Financial Instruments	$(14,219)	$18,574	$–	$4,355

* Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

316	SEI Institutional Investments Trust / Annual Report / May 31, 2019

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	317

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Multi-Asset Real Return Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 64.4%
U.S. Treasury Bills **
2.500%, 07/18/2019 (A)	$33,500	$33,404
2.448%, 08/15/2019 (A)	40,500	40,313
2.390%, 07/05/2019 (A)	1,500	1,497
U.S. Treasury Inflation-Protected Securities
2.375%, 01/15/2025	10,141	11,288
1.250%, 07/15/2020 (E)	63,930	64,480
0.625%, 07/15/2021 (E)	115,333	116,016
0.625%, 04/15/2023 (E)	56,854	57,401
0.625%, 01/15/2024	21,740	22,040
0.375%, 07/15/2023 (E)	9,749	9,805
0.375%, 07/15/2025	29,070	29,215
0.125%, 04/15/2020	24,195	24,001
0.125%, 04/15/2021	14,815	14,671
0.125%, 04/15/2022 (E)	32,568	32,284
0.125%, 07/15/2022	53,487	53,282
0.125%, 01/15/2023	15,276	15,155
0.125%, 07/15/2024 (E)	23,858	23,704
0.125%, 07/15/2026	16,791	16,568
U.S. Treasury Notes
2.439%, VAR US Treasury 3 Month Bill Money Market Yield+0.115%, 01/31/2021 (F)	9,700	9,700
2.367%, VAR US Treasury 3 Month Bill Money Market Yield+0.043%, 07/31/2020	5,300	5,299
2.298%, VAR US Treasury 3 Month Bill Money Market Yield+0.045%, 10/31/2020 (F)	5,000	4,997
2.286%, VAR US Treasury 3 Month Bill Money Market Yield+0.033%, 04/30/2020	2,000	2,000

Total U.S. Treasury Obligations (Cost $585,436) ($ Thousands)		587,120

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 28.7%

Communication Services — 2.2%
Activision Blizzard Inc	7,980	$346
Alphabet Inc, Cl A *	1,901	2,104
Alphabet Inc, Cl C *	1,836	2,026
AT&T Inc (G)	107,774	3,296
CenturyLink Inc	14,647	153
Cinemark Holdings Inc	2,300	87
Cogent Communications Holdings Inc	700	41
Consolidated Communications Holdings Inc	3,034	12
Electronic Arts Inc *	3,181	296
Facebook Inc, Cl A *	15,688	2,784
IAC/InterActiveCorp *	300	66
Iridium Communications Inc *	2,800	60
Liberty Media Corp-Liberty Formula One, Cl C *	3,200	119
Live Nation Entertainment Inc *	1,700	103
Madison Square Garden Co/The, Cl A *	300	89
Netflix Inc *	4,218	1,448
Shenandoah Telecommunications Co	1,300	52
Sprint Corp *	8,992	62
Take-Two Interactive Software Inc *	1,100	119
Telephone & Data Systems Inc	1,478	43
T-Mobile US Inc *	4,530	333
TripAdvisor Inc *	800	34
Twitter Inc *	4,698	171
Verizon Communications Inc	62,686	3,407
Viacom Inc, Cl B	4,100	119
Vonage Holdings Corp *	4,800	57
Walt Disney Co/The	18,190	2,402
World Wrestling Entertainment Inc, Cl A	400	29
Zayo Group Holdings Inc *	4,039	132
Zynga Inc, Cl A *	15,600	98

		20,088

Consumer Staples — 7.2%
Altria Group Inc (G)	68,106	3,341
Andersons Inc/The	1,800	49
Archer-Daniels-Midland Co	19,205	736
B&G Foods Inc, Cl A	2,371	52
BJ’s Wholesale Club Holdings Inc *	5,100	127
Boston Beer Co Inc/The, Cl A *	350	110
Brown-Forman Corp, Cl A	1,899	94
Brown-Forman Corp, Cl B	10,277	514
Bunge Ltd	5,544	290
Calavo Growers Inc	956	84
Cal-Maine Foods Inc	550	20
Campbell Soup Co	7,102	258
Casey’s General Stores Inc	1,403	181
Central Garden & Pet Co, Cl A *	3,000	77
Church & Dwight Co Inc	9,173	683
Clorox Co/The	4,691	698
Coca-Cola Co/The (G)	134,954	6,630

318	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Coca-Cola Consolidated Inc	200	$60
Colgate-Palmolive Co	30,388	2,116
Conagra Brands Inc	16,706	447
Constellation Brands Inc, Cl A	5,476	966
Costco Wholesale Corp	15,692	3,760
Coty Inc, Cl A	13,768	170
Darling Ingredients Inc *	6,464	122
Edgewell Personal Care Co *	1,866	53
Energizer Holdings Inc	2,887	118
Estee Lauder Cos Inc/The, Cl A	7,732	1,245
Flowers Foods Inc	8,013	179
Fresh Del Monte Produce Inc	1,211	30
Freshpet Inc *	1,300	60
General Mills Inc	20,837	1,030
Hain Celestial Group Inc/The *	2,866	58
Herbalife Nutrition Ltd *	4,012	168
Hershey Co/The	4,999	660
Hormel Foods Corp	10,030	396
Hostess Brands Inc, Cl A *	3,430	46
Ingles Markets Inc, Cl A	1,647	49
Ingredion Inc	2,285	174
Inter Parfums Inc	900	58
J&J Snack Foods Corp	753	121
JM Smucker Co/The	3,927	477
Kellogg Co	8,717	458
Keurig Dr Pepper Inc	7,095	200
Kimberly-Clark Corp	12,695	1,624
Kraft Heinz Co/The	23,444	648
Kroger Co/The	27,576	629
Lamb Weston Holdings Inc	5,609	332
Lancaster Colony Corp	650	94
McCormick & Co Inc/MD	4,271	667
Medifast Inc	500	65
MGP Ingredients Inc	300	18
Molson Coors Brewing Co, Cl B	5,724	315
Mondelez International Inc, Cl A	50,299	2,558
Monster Beverage Corp *	13,952	863
Nu Skin Enterprises Inc, Cl A	1,898	89
PepsiCo Inc	50,266	6,434
Performance Food Group Co *	4,505	177
Philip Morris International Inc	57,041	4,400
Pilgrim’s Pride Corp *	1,222	31
Post Holdings Inc *	2,445	257
PriceSmart Inc	1,750	85
Procter & Gamble Co/The (G)	88,851	9,144
Rite Aid Corp *	3,159	24
Sanderson Farms Inc	599	82
Seaboard Corp	7	29
Simply Good Foods Co/The *	1,900	41
Spectrum Brands Holdings Inc	1,868	98
Sprouts Farmers Market Inc *	5,301	106
Sysco Corp	16,654	1,146

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tootsie Roll Industries Inc	2,200	$84
TreeHouse Foods Inc *	2,053	107
Tyson Foods Inc, Cl A (G)	10,437	792
Universal Corp/VA	978	55
US Foods Holding Corp *	8,164	282
USANA Health Sciences Inc *	500	35
Vector Group Ltd	5,066	45
Walgreens Boots Alliance Inc	29,302	1,446
Walmart Inc	50,228	5,095
WD-40 Co	673	105
Weis Markets Inc	1,400	53

		65,220

Energy — 7.1%
Anadarko Petroleum Corp	26,389	1,857
Antero Resources Corp *	10,353	68
Apache Corp	21,889	571
Apergy Corp *	3,700	115
Arch Coal Inc	700	62
Archrock Inc	6,600	59
Baker Hughes a GE Co, Cl A	28,562	611
Berry Petroleum Corp	7,200	77
C&J Energy Services Inc *	1,814	21
Cabot Oil & Gas Corp, Cl A	22,848	572
Cactus Inc, Cl A *	2,200	72
California Resources Corp *	1,200	19
Callon Petroleum Co *	9,327	58
Carrizo Oil & Gas Inc *	3,100	32
Centennial Resource Development Inc/DE, Cl A *	8,179	65
Cheniere Energy Inc *	12,390	783
Chesapeake Energy Corp *	72,668	139
Chevron Corp (G)	97,794	11,134
Cimarex Energy Co	5,162	295
CNX Resources Corp *	9,838	76
Concho Resources Inc	10,457	1,025
ConocoPhillips	59,235	3,492
CONSOL Energy Inc *	1,139	30
Continental Resources Inc/OK *	4,406	154
CVR Energy Inc	1,700	72
Delek US Holdings Inc	4,057	124
Denbury Resources Inc *	15,200	22
Devon Energy Corp	26,365	663
DHT Holdings Inc	15,800	88
Diamond Offshore Drilling Inc *	2,200	17
Diamondback Energy Inc	8,406	824
DMC Global Inc	500	34
Dril-Quip Inc *	1,412	58
Encana Corp	3,437	18
EOG Resources Inc	30,617	2,507
EQT Corp	12,209	223
Equitrans Midstream Corp	12,327	245

SEI Institutional Investments Trust / Annual Report / May 31, 2019	319

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Exxon Mobil Corp (G)	215,068	$15,220
Frontline Ltd/Bermuda *	8,500	67
GasLog Ltd	3,100	45
Golar LNG Ltd	4,823	88
Green Plains Inc	4,100	53
Gulfport Energy Corp *	7,242	40
Halliburton Co	47,574	1,013
Helix Energy Solutions Group Inc *	7,800	53
Helmerich & Payne Inc	5,239	256
Hess Corp	14,167	791
HollyFrontier Corp	8,047	306
Jagged Peak Energy Inc *	5,900	49
Kinder Morgan Inc/DE	99,550	1,986
Kosmos Energy Ltd	13,416	83
Laredo Petroleum Inc *	6,709	18
Liberty Oilfield Services Inc, Cl A	1,800	23
Marathon Oil Corp	46,328	609
Marathon Petroleum Corp	35,609	1,638
Matador Resources Co *	4,236	70
McDermott International Inc *	7,525	45
Murphy Oil Corp	8,242	205
Nabors Industries Ltd	13,249	31
National Oilwell Varco Inc	22,649	472
Newpark Resources Inc *	6,134	43
Noble Corp plc *	12,800	25
Noble Energy Inc	26,875	575
Oasis Petroleum Inc *	10,721	56
Occidental Petroleum Corp	38,912	1,937
Oceaneering International Inc *	4,332	71
Oil States International Inc *	2,330	39
ONEOK Inc	20,946	1,333
Par Pacific Holdings Inc *	4,700	92
Parsley Energy Inc, Cl A *	14,405	257
Patterson-UTI Energy Inc	11,065	118
PBF Energy Inc, Cl A	7,571	200
PDC Energy Inc *	2,517	77
Peabody Energy Corp	3,975	93
Penn Virginia Corp *	600	18
Phillips 66	20,682	1,671
Pioneer Natural Resources Co	8,984	1,275
ProPetro Holding Corp *	4,500	87
QEP Resources Inc *	13,006	90
Range Resources Corp	9,071	71
Renewable Energy Group Inc *	2,300	36
RPC Inc	4,572	34
Schlumberger Ltd	73,588	2,553
Scorpio Tankers Inc	2,141	56
SEACOR Holdings Inc *	1,100	46
SemGroup Corp, Cl A	3,210	40
Ship Finance International Ltd	5,800	72
SM Energy Co	4,537	53
Southwestern Energy Co *	31,478	113

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SRC Energy Inc *	9,836	$47
Superior Energy Services Inc *	7,819	13
Talos Energy Inc *	2,400	56
Targa Resources Corp	11,254	433
Tellurian Inc *	6,800	52
Tidewater Inc *	2,600	55
Transocean Ltd * (G)	28,964	180
Unit Corp *	3,329	32
US Silica Holdings Inc	3,469	36
Valero Energy Corp (G)	22,136	1,558
W&T Offshore Inc *	3,400	14
Whiting Petroleum Corp *	6,958	128
Williams Cos Inc/The	61,039	1,610
World Fuel Services Corp	2,926	85
WPX Energy Inc *	19,530	210

		65,083

Health Care — 5.7%
Abbott Laboratories	22,659	1,725
AbbVie Inc	21,125	1,620
ABIOMED Inc *	526	138
Acadia Healthcare Co Inc *	1,145	37
ACADIA Pharmaceuticals Inc *	1,000	24
Acceleron Pharma Inc *	2,900	116
Agilent Technologies Inc	4,744	318
Agios Pharmaceuticals Inc *	800	37
Alexion Pharmaceuticals Inc *	3,207	365
Align Technology Inc *	1,069	304
Alkermes PLC *	2,589	56
Allergan PLC	4,577	558
Allscripts Healthcare Solutions Inc *	6,200	60
Alnylam Pharmaceuticals Inc *	1,199	81
Amedisys Inc *	500	56
AmerisourceBergen Corp, Cl A	2,638	205
Amgen Inc (G)	8,763	1,461
Amicus Therapeutics Inc *	3,207	36
AMN Healthcare Services Inc *	400	19
Anthem Inc	3,481	968
Arena Pharmaceuticals Inc *	1,200	64
Array BioPharma Inc *	2,437	64
Arrowhead Pharmaceuticals Inc *	4,200	100
Baxter International Inc (G)	6,959	511
Becton Dickinson and Co	3,676	858
Biogen Inc *	2,727	598
BioMarin Pharmaceutical Inc *	2,852	235
Bio-Rad Laboratories Inc, Cl A *	318	91
Bio-Techne Corp	550	109
Bluebird Bio Inc *	603	72
Blueprint Medicines Corp *	560	43
Boston Scientific Corp *	18,180	698
Bristol-Myers Squibb Co	21,530	977
Bruker Corp	900	38

320	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cambrex Corp *	1,000	$40
Cantel Medical Corp	400	27
Cardinal Health Inc	4,081	172
Catalent Inc *	2,744	125
Celgene Corp *	9,419	883
Centene Corp *	5,704	329
Cerner Corp	4,214	295
Charles River Laboratories International Inc *	847	106
Chemed Corp	220	72
Cigna Corp	5,130	759
CONMED Corp	1,700	137
Cooper Cos Inc/The	828	247
CVS Health Corp	17,053	893
Danaher Corp	8,288	1,094
DaVita Inc *	2,162	94
DENTSPLY SIRONA Inc	3,848	207
DexCom Inc *	1,100	133
Edwards Lifesciences Corp *	2,960	505
Elanco Animal Health Inc *	4,800	150
Eli Lilly & Co	12,421	1,440
Emergent BioSolutions Inc *	1,100	44
Encompass Health Corp	1,322	78
Endo International PLC *	2,500	12
Ensign Group Inc/The	1,421	76
Exact Sciences Corp *	2,261	234
Exelixis Inc *	4,199	82
FibroGen Inc *	1,314	48
Gilead Sciences Inc (G)	17,226	1,072
Global Blood Therapeutics Inc *	800	49
Globus Medical Inc, Cl A *	800	31
Haemonetics Corp *	672	65
Halozyme Therapeutics Inc *	3,832	57
HCA Healthcare Inc	3,657	442
HealthEquity Inc *	600	39
Henry Schein Inc *	2,303	148
Hill-Rom Holdings Inc	1,449	139
HMS Holdings Corp *	1,600	49
Hologic Inc *	3,720	164
Horizon Therapeutics Plc *	1,672	40
Humana Inc	1,780	436
ICU Medical Inc *	326	69
IDEXX Laboratories Inc *	1,150	287
Illumina Inc *	1,921	590
Immunomedics Inc *	2,256	29
Incyte Corp *	2,745	216
Insmed Inc *	1,800	44
Insulet Corp *	622	68
Integra LifeSciences Holdings Corp *	672	31
Intercept Pharmaceuticals Inc *	200	17
Intuitive Surgical Inc *	1,539	715
Ionis Pharmaceuticals Inc *	2,124	139

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Iovance Biotherapeutics Inc *	6,000	$98
IQVIA Holdings Inc *	2,382	324
Jazz Pharmaceuticals PLC *	1,431	180
Johnson & Johnson (G)	35,494	4,655
Laboratory Corp of America Holdings *	1,610	262
LHC Group Inc *	400	45
Ligand Pharmaceuticals Inc *	222	24
LivaNova PLC *	543	39
Magellan Health Inc *	700	46
Masimo Corp *	908	119
McKesson Corp	2,763	337
Medicines Co/The *	3,100	111
Medidata Solutions Inc *	571	52
MEDNAX Inc *	1,219	30
Medtronic PLC	18,130	1,678
Merck & Co Inc	34,901	2,764
Merit Medical Systems Inc *	700	36
Mettler-Toledo International Inc *	371	268
Molina Healthcare Inc *	762	108
Mylan NV *	7,295	123
Myriad Genetics Inc *	2,300	57
National HealthCare Corp	1,000	78
Nektar Therapeutics, Cl A *	2,316	73
Neogen Corp *	597	34
Neurocrine Biosciences Inc *	1,213	103
Novocure Ltd *	1,100	58
NuVasive Inc *	1,200	70
Omnicell Inc *	650	52
Patterson Cos Inc	2,478	52
Penumbra Inc *	350	50
PerkinElmer Inc	1,848	160
Perrigo Co PLC	2,329	98
Pfizer Inc	77,710	3,227
Portola Pharmaceuticals Inc, Cl A *	3,800	106
PRA Health Sciences Inc *	902	78
PTC Therapeutics Inc *	2,400	96
QIAGEN NV *	4,506	172
Quest Diagnostics Inc	2,041	196
Regeneron Pharmaceuticals Inc *	1,053	318
Repligen Corp *	512	36
ResMed Inc	2,138	244
Sage Therapeutics Inc *	803	138
Sarepta Therapeutics Inc *	911	104
Seattle Genetics Inc *	1,848	120
Spark Therapeutics Inc *	700	76
STERIS PLC	1,900	254
Stryker Corp	4,413	809
Supernus Pharmaceuticals Inc *	1,600	48
Syneos Health Inc, Cl A *	1,227	51
Tandem Diabetes Care Inc *	400	27
Teladoc Health Inc *	1,100	64
Teleflex Inc	675	195

SEI Institutional Investments Trust / Annual Report / May 31, 2019	321

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tenet Healthcare Corp *	1,900	$38
Thermo Fisher Scientific Inc	5,450	1,455
Ultragenyx Pharmaceutical Inc *	424	23
United Therapeutics Corp *	878	74
UnitedHealth Group Inc	12,931	3,127
Universal Health Services Inc, Cl B	1,002	120
US Physical Therapy Inc	600	67
Varian Medical Systems Inc *	1,198	151
Veeva Systems Inc, Cl A *	1,479	228
Vertex Pharmaceuticals Inc *	3,324	552
Waters Corp *	1,176	236
WellCare Health Plans Inc *	778	215
West Pharmaceutical Services Inc	1,449	166
Wright Medical Group NV *	1,423	44
Zimmer Biomet Holdings Inc	3,003	342
Zoetis Inc, Cl A	6,603	667

		51,908

Information Technology — 2.1%
Accenture PLC, Cl A	3,170	564
Adobe Inc *	2,549	691
Akamai Technologies Inc *	663	50
Alliance Data Systems Corp	280	39
Amdocs Ltd	2,047	122
ANSYS Inc *	699	125
Aspen Technology Inc *	424	48
Atlassian Corp PLC, Cl A *	800	101
Autodesk Inc *	1,198	193
Automatic Data Processing Inc	2,462	394
Black Knight Inc *	1,000	57
Booz Allen Hamilton Holding Corp, Cl A	700	44
Broadridge Financial Solutions Inc	700	87
Cadence Design Systems Inc *	2,218	141
Cass Information Systems Inc	1,200	54
CDK Global Inc	1,035	50
Citrix Systems Inc	900	85
Cognizant Technology Solutions Corp, Cl A	3,547	220
Conduent Inc *	3,252	29
DXC Technology Co	1,298	62
EPAM Systems Inc *	3,350	578
Euronet Worldwide Inc *	273	42
Fair Isaac Corp *	200	59
Fidelity National Information Services Inc	1,639	197
First Data Corp, Cl A *	2,050	52
Fiserv Inc *	2,054	176
FleetCor Technologies Inc *	548	142
Fortinet Inc *	750	54
Gartner Inc *	500	76
Global Payments Inc	1,150	177
GoDaddy Inc, Cl A *	505	38
Guidewire Software Inc *	500	50
International Business Machines Corp (G)	4,794	609

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Intuit Inc	1,406	$344
Jack Henry & Associates Inc	549	72
Leidos Holdings Inc	1,200	90
Mastercard Inc, Cl A	4,742	1,193
Microsoft Corp	39,749	4,916
Nuance Communications Inc *	3,500	60
Nutanix Inc, Cl A *	1,100	31
Oracle Corp	12,475	631
Palo Alto Networks Inc *	694	139
Paychex Inc	2,025	174
Paycom Software Inc *	2,900	615
PayPal Holdings Inc *	5,996	658
PTC Inc *	600	50
Red Hat Inc *	1,063	196
RingCentral Inc, Cl A *	700	84
Sabre Corp	2,600	53
salesforce.com Inc *	3,884	588
ServiceNow Inc *	887	232
Splunk Inc *	895	102
Square Inc, Cl A *	1,923	119
SS&C Technologies Holdings Inc	1,340	75
Symantec Corp	3,494	65
Synopsys Inc *	1,057	123
Tableau Software Inc, Cl A *	500	56
Teradata Corp *	1,100	38
Total System Services Inc	939	116
Twilio Inc, Cl A *	4,600	607
Tyler Technologies Inc *	171	37
VeriSign Inc *	309	60
Visa Inc, Cl A	9,223	1,488
VMware Inc, Cl A	480	85
Western Union Co/The	4,688	91
WEX Inc *	200	38
Workday Inc, Cl A *	849	173
Worldpay Inc, Cl A *	1,643	200
Zendesk Inc *	700	59

		19,064

Real Estate — 2.9%
Acadia Realty Trust ‡	2,673	73
Agree Realty Corp ‡	900	60
Alexander & Baldwin Inc ‡	2,532	58
Alexandria Real Estate Equities Inc ‡	2,418	354
American Assets Trust Inc ‡	1,665	76
American Campus Communities Inc ‡	3,330	154
American Homes 4 Rent, Cl A ‡	6,506	159
American Tower Corp, Cl A	9,748	2,035
Americold Realty Trust ‡	2,300	72
Apartment Investment & Management Co, Cl A	3,947	197
Apple Hospitality Inc ‡	4,086	63
Ashford Hospitality Trust Inc ‡	9,113	41

322	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
AvalonBay Communities Inc	3,163	$642
Boston Properties Inc	3,516	460
Brandywine Realty Trust ‡	5,779	87
Brixmor Property Group Inc ‡	6,981	120
Brookfield Property Inc, Cl A ‡	3,100	57
Camden Property Trust ‡	2,107	218
CareTrust Inc ‡	2,400	58
CBRE Group Inc, Cl A *	7,089	324
Chatham Lodging Trust ‡	3,500	67
Chesapeake Lodging Trust ‡	1,950	56
Colony Capital Inc ‡	14,834	77
Columbia Property Trust Inc ‡	4,772	102
CoreCivic Inc ‡	3,873	85
CoreSite Realty Corp ‡	1,014	118
Corporate Office Properties Trust ‡	3,060	85
Cousins Properties Inc ‡	10,638	96
Crown Castle International Corp	9,203	1,196
CubeSmart ‡	4,919	166
CyrusOne Inc ‡	2,364	140
DiamondRock Hospitality Co ‡	6,558	65
Digital Realty Trust Inc	4,408	519
Douglas Emmett Inc ‡	3,531	142
Duke Realty Corp	9,269	279
Easterly Government Properties Inc ‡	3,625	67
EastGroup Properties Inc ‡	1,124	125
Empire State Realty Trust Inc, Cl A ‡	4,809	74
EPR Properties ‡	1,447	113
Equinix Inc	1,836	892
Equity Commonwealth ‡	3,381	110
Equity LifeStyle Properties Inc ‡	2,030	247
Equity Residential	7,683	588
Essex Property Trust Inc	1,454	424
Extra Space Storage Inc	2,485	266
Federal Realty Investment Trust	1,821	238
First Industrial Realty Trust Inc ‡	3,570	124
Four Corners Property Trust Inc ‡	2,300	66
Gaming and Leisure Properties Inc ‡	5,464	216
GEO Group Inc/The ‡	3,953	87
Getty Realty Corp ‡	2,700	84
Gladstone Commercial Corp ‡	3,262	69
HCP Inc	11,828	375
Healthcare Realty Trust Inc ‡	3,496	113
Healthcare Trust of America Inc, Cl A ‡	5,249	151
HFF Inc, Cl A	700	30
Highwoods Properties Inc ‡	2,749	121
Hospitality Properties Trust ‡	3,848	96
Host Hotels & Resorts Inc	17,806	322
Howard Hughes Corp/The *	1,391	143
Hudson Pacific Properties Inc ‡	3,618	121
Investors Real Estate Trust ‡	1,336	77
Invitation Homes Inc ‡	7,286	187
Iron Mountain Inc	6,780	208

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
JBG SMITH Properties ‡	1,950	$77
Jones Lang LaSalle Inc	990	123
Kennedy-Wilson Holdings Inc	2,615	54
Kilroy Realty Corp ‡	2,614	193
Kimco Realty Corp	9,343	163
Lamar Advertising Co, Cl A ‡	1,916	150
Lexington Realty Trust ‡	4,319	40
Liberty Property Trust ‡	4,187	199
Life Storage Inc ‡	1,383	133
LTC Properties Inc ‡	1,521	68
Macerich Co/The	3,418	124
Mack-Cali Realty Corp ‡	2,976	68
Medical Properties Trust Inc ‡	8,542	152
Mid-America Apartment Communities Inc	2,426	277
Monmouth Real Estate Investment Corp, Cl A ‡	2,127	30
National Health Investors Inc ‡	1,059	83
National Retail Properties Inc ‡	3,795	203
National Storage Affiliates Trust ‡	1,900	57
Office Properties Income Trust ‡	2,046	49
Omega Healthcare Investors Inc ‡	4,426	158
Outfront Media Inc ‡	4,125	102
Paramount Group Inc ‡	6,393	91
Park Hotels & Resorts Inc ‡	4,507	124
Pebblebrook Hotel Trust ‡	2,847	79
Pennsylvania Real Estate Investment Trust ‡	5,739	37
Physicians Realty Trust ‡	6,113	112
Piedmont Office Realty Trust Inc, Cl A ‡	3,834	78
PotlatchDeltic Corp ‡	1,759	59
Preferred Apartment Communities Inc, Cl A ‡	3,676	58
Prologis Inc	14,063	1,036
PS Business Parks Inc ‡	498	80
Public Storage	3,030	721
QTS Realty Trust Inc, Cl A ‡	1,698	78
Rayonier Inc ‡	3,719	105
Realogy Holdings Corp	4,199	30
Realty Income Corp	6,812	477
Redfin Corp *	2,869	45
Regency Centers Corp	3,665	242
Retail Opportunity Investments Corp ‡	5,411	91
Retail Properties of America Inc, Cl A ‡	7,610	90
Rexford Industrial Realty Inc ‡	1,272	48
RLJ Lodging Trust ‡	4,589	79
Ryman Hospitality Properties Inc ‡	1,028	82
Sabra Health Care Inc ‡	5,075	98
Saul Centers Inc ‡	866	46
SBA Communications Corp, Cl A *	2,656	575
Senior Housing Properties Trust ‡	6,456	51
Simon Property Group Inc	7,043	1,142
SITE Centers Corp ‡	4,565	58
SL Green Realty Corp	2,074	178
Spirit Realty Capital Inc ‡	2,678	114

SEI Institutional Investments Trust / Annual Report / May 31, 2019	323

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
STAG Industrial Inc ‡	1,722	$50
STORE Capital Corp ‡	4,545	156
Summit Hotel Properties Inc ‡	5,600	64
Sun Communities Inc ‡	1,948	246
Sunstone Hotel Investors Inc ‡	5,694	76
Tanger Factory Outlet Centers Inc ‡	2,522	43
Taubman Centers Inc ‡	1,765	78
Terreno Realty Corp ‡	1,122	51
Tier Inc ‡	1,472	40
UDR Inc	6,466	290
Uniti Group Inc ‡	4,338	42
Urban Edge Properties ‡	2,952	51
Ventas Inc	7,594	488
VEREIT Inc ‡	22,753	202
VICI Properties Inc ‡	8,600	191
Vornado Realty Trust	4,084	270
Washington Real Estate Investment Trust ‡	2,522	67
Weingarten Realty Investors ‡	3,199	90
Welltower Inc	8,632	701
Weyerhaeuser Co	18,662	425
WP Carey Inc ‡	3,521	292
Xenia Hotels & Resorts Inc ‡	4,472	93

		26,848

Utilities — 1.5%
AES Corp/VA	8,958	142
ALLETE Inc	650	53
Alliant Energy Corp	4,142	197
Ameren Corp	3,687	270
American Electric Power Co Inc	7,096	611
American States Water Co	600	44
American Water Works Co Inc	2,169	245
Aqua America Inc	2,997	119
Atmos Energy Corp	1,463	149
Avista Corp	700	29
Black Hills Corp	1,400	107
California Water Service Group	1,400	69
CenterPoint Energy Inc	7,902	225
Clearway Energy Inc, Cl C	3,481	52
CMS Energy Corp	4,276	240
Consolidated Edison Inc	3,956	341
Dominion Energy Inc	9,951	748
DTE Energy Co	2,638	331
Duke Energy Corp	9,756	835
Edison International	4,887	290
El Paso Electric Co	600	35
Entergy Corp	2,799	272
Evergy Inc	3,614	210
Eversource Energy	4,110	304
Exelon Corp	13,379	643
FirstEnergy Corp	7,034	290
Hawaiian Electric Industries Inc	1,450	60

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
IDACORP Inc	1,159	$116
MDU Resources Group Inc	3,955	98
MGE Energy Inc	1,500	99
National Fuel Gas Co	1,463	78
New Jersey Resources Corp	2,028	96
NextEra Energy Inc	6,577	1,304
NiSource Inc	5,354	149
Northwest Natural Holding Co	600	41
NorthWestern Corp	599	43
NRG Energy Inc	4,295	146
OGE Energy Corp	3,610	150
ONE Gas Inc	1,206	106
Ormat Technologies Inc	900	53
Otter Tail Corp	450	22
Pattern Energy Group Inc, Cl A	1,558	33
PG&E Corp *	8,375	143
Pinnacle West Capital Corp	1,726	162
PNM Resources Inc	2,148	101
Portland General Electric Co	2,124	112
PPL Corp	9,790	291
Public Service Enterprise Group Inc	6,952	409
Sempra Energy	3,981	523
South Jersey Industries Inc	2,600	82
Southern Co/The	13,736	735
Southwest Gas Holdings Inc	1,024	87
Spire Inc	506	42
UGI Corp	2,653	137
Unitil Corp	1,400	80
Vistra Energy Corp	5,945	140
WEC Energy Group Inc	4,213	339
Xcel Energy Inc	7,508	431

		13,259

Total Common Stock (Cost $242,407) ($ Thousands)		261,470

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 8.9%

Communication Services — 0.8%
AT&T Inc
4.125%, 02/17/2026	$487	507
3.400%, 05/15/2025	2,468	2,498
CBS
3.500%, 01/15/2025	625	633
CCO Holdings LLC
5.000%, 02/01/2028 (B)	599	593
4.000%, 03/01/2023 (B)	596	590
Cox Communications
2.950%, 06/30/2023 (B)	173	173
CSC Holdings LLC
6.750%, 11/15/2021	125	133

324	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Millicom International Cellular
6.625%, 10/15/2026 (B)		$470	$508
Verizon Communications
4.862%, 08/21/2046		465	510
Vodafone Group
4.125%, 05/30/2025		884	917
3.750%, 01/16/2024		405	415
			7,477

Consumer Discretionary — 0.3%
Expedia Group
3.800%, 02/15/2028		756	756
General Motors Financial
5.100%, 01/17/2024		936	977
International Game Technology
6.250%, 02/15/2022 (B)		380	393
Panther BF Aggregator 2
4.375%, 05/15/2026 (B)	EUR	161	179
Time Warner Cable LLC
4.500%, 09/15/2042		$245	217
4.125%, 02/15/2021		65	66
			2,588

Consumer Staples — 0.3%
Adani Ports & Special Economic Zone
3.950%, 01/19/2022 (B)		570	579
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049		285	322
BRF
3.950%, 05/22/2023		260	250
Minerva Luxembourg
6.500%, 09/20/2026 (B)		233	231
Spectrum Brands
5.750%, 07/15/2025		685	695
Tyson Foods Inc
4.350%, 03/01/2029		129	137
4.000%, 03/01/2026		235	245
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (B)(C)		500	21
			2,480

Energy — 1.0%
Antero Resources
5.125%, 12/01/2022		126	124
Cenovus Energy
5.700%, 10/15/2019		66	66
3.000%, 08/15/2022		36	36
Cosan Luxembourg
7.000%, 01/20/2027		250	268
Energy Transfer Operating
5.200%, 02/01/2022		465	489
4.650%, 06/01/2021		85	88

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.500%, 04/15/2024		$278	$291
Energy Transfer Partners
4.500%, 11/01/2023		72	75
Eni
4.250%, 05/09/2029 (B)		950	967
Enterprise Products Operating LLC
3.700%, 02/15/2026		810	831
Hess
4.300%, 04/01/2027		653	656
Kinder Morgan Energy Partners
4.150%, 03/01/2022		48	50
Marathon Petroleum
5.125%, 03/01/2021		47	49
Noble Energy
4.150%, 12/15/2021		710	731
3.900%, 11/15/2024		463	475
Pertamina Persero MTN
6.450%, 05/30/2044		475	542
Plains All American Pipeline
3.600%, 11/01/2024		660	661
Sabine Pass Liquefaction LLC
5.625%, 03/01/2025		909	994
5.000%, 03/15/2027		486	519
Sunoco
4.875%, 01/15/2023		586	591
Transocean Poseidon
6.875%, 02/01/2027 (B)		313	322
Western Midstream Operating
4.750%, 08/15/2028		189	189
4.500%, 03/01/2028		280	277
Williams
3.900%, 01/15/2025		176	181
			9,472

Financials — 4.3%
ABN AMRO Bank
4.750%, 07/28/2025 (B)		200	210
AIB Group MTN
4.750%, 10/12/2023 (B)		325	337
4.263%, VAR ICE LIBOR USD 3 Month+1.874%, 04/10/2025 (B)		635	643
Alfa
5.250%, 03/25/2024 (B)		814	849
American Express
4.900%, VAR ICE LIBOR USD 3 Month+3.285%, 12/31/2049		364	362
Banco Santander
5.179%, 11/19/2025		200	212
3.500%, 04/11/2022		600	608
Banco Santander MTN
3.250%, 04/04/2026	EU	R 400	483

SEI Institutional Investments Trust / Annual Report / May 31, 2019	325

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bank of America
5.125%, VAR ICE LIBOR USD 3 Month+3.387%, 12/17/2167	$300	$299
Bank of America MTN
3.950%, 04/21/2025	2,163	2,218
3.124%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	1,225	1,234
Banque Federative du Credit Mutuel MTN
2.750%, 10/15/2020 (B)	475	476
Barclays
6.860%, VAR ICE LIBOR USD 6 Month+1.730%, 12/15/2167 (B)	106	115
3.684%, 01/10/2023	755	757
BB&T MTN
2.625%, 06/29/2020	407	407
BNP Paribas
2.375%, 05/21/2020	200	200
BNP Paribas MTN
4.375%, 05/12/2026 (B)	700	718
BPCE MTN
2.750%, 01/11/2023 (B)	405	403
Capital One Financial
3.300%, 10/30/2024	1,080	1,088
CIT Group
5.250%, 03/07/2025	487	514
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+4.068%, 07/30/2167	232	239
5.950%, VAR ICE LIBOR USD 3 Month+4.095%, 12/29/2049	320	324
5.875%, VAR ICE LIBOR USD 3 Month+4.059%, 09/27/2167	374	378
3.875%, 03/26/2025	1,128	1,156
Compass Bank
2.875%, 06/29/2022	780	781
Cooperatieve Rabobank UA
4.375%, 08/04/2025	425	443
Credit Agricole MTN
2.750%, 06/10/2020 (B)	400	401
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.600%, 01/17/2168 (B)	330	343
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026	375	397
3.800%, 06/09/2023	810	830
Discover Bank
4.682%, VAR USD Swap Semi 30/360 5 Yr Curr+1.730%, 08/09/2028	450	458
Goldman Sachs Group
5.000%, VAR ICE LIBOR USD 3 Month+2.874%, 05/10/2168	300	282
3.750%, 05/22/2025	1,890	1,935

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Goldman Sachs Group MTN
4.125%, VAR ICE LIBOR USD 3 Month+1.600%, 11/29/2023	$660	$675
Guardian Life Insurance of America
4.850%, 01/24/2077 (B)	155	172
HSBC Bank USA
4.875%, 08/24/2020	460	471
HSBC Holdings
4.292%, VAR ICE LIBOR USD 3 Month+1.348%, 09/12/2026	476	495
4.250%, 03/14/2024	1,054	1,089
ING Groep
6.875%, VAR USD Swap Semi 30/360 5 Yr Curr+5.124%, 04/16/2168	725	747
3.550%, 04/09/2024	1,000	1,013
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (B)	332	315
JPMorgan Chase MTN
2.295%, 08/15/2021	375	373
Lincoln National
4.200%, 03/15/2022	110	115
Lloyds Banking Group
4.582%, 12/10/2025	807	823
Manufacturers & Traders Trust
2.625%, 01/25/2021	801	802
MetLife
5.700%, 06/15/2035	65	82
Morgan Stanley
5.550%, VAR ICE LIBOR USD 3 Month+3.810%, 07/15/2167	160	162
Morgan Stanley MTN
5.000%, 11/24/2025	250	272
4.350%, 09/08/2026	742	777
Nationwide Building Society
4.000%, 09/14/2026 (B)	510	499
Nationwide Financial Services
5.375%, 03/25/2021 (B)	320	333
Nationwide Mutual Insurance
9.375%, 08/15/2039 (B)	321	516
Navient
6.625%, 07/26/2021	560	581
Navient MTN
7.250%, 01/25/2022	15	16
Royal Bank of Scotland Group
8.625%, VAR USD Swap Semi 30/360 5 Yr Curr+7.598%, 12/31/2049	560	591
4.921%, VAR ICE LIBOR USD 3 Month+2.320%, 03/31/2168	500	466
Santander Holdings USA
4.400%, 07/13/2027	990	1,007
Santander UK
5.000%, 11/07/2023 (B)	1,000	1,037

326	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
SBA Tower Trust
3.156%, 10/08/2020 (B)	$753	$755
Standard Chartered
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+6.301%, 12/29/2049	385	399
4.093%, VAR ICE LIBOR USD 3 Month+1.510%, 07/30/2167 (B)	400	332
Synchrony Financial
4.500%, 07/23/2025	931	952
UBS Group Funding Switzerland
4.125%, 09/24/2025 (B)	1,666	1,746
US Bancorp
5.300%, VAR ICE LIBOR USD 3 Month+2.914%, 04/15/2168	408	424
Voya Financial
5.650%, VAR ICE LIBOR USD 3 Month+3.580%, 05/15/2053	258	261
Wells Fargo MTN
3.750%, 01/24/2024	778	808
		39,206

Health Care — 0.6%
AmerisourceBergen
4.300%, 12/15/2047	600	555
Baxalta
3.600%, 06/23/2022	222	225
Cigna
4.375%, 10/15/2028 (B)	384	403
4.125%, 11/15/2025 (B)	288	300
3.750%, 07/15/2023 (B)	228	234
Gilead Sciences
2.550%, 09/01/2020	1,159	1,160
Mylan
3.125%, 01/15/2023 (B)	1,000	963
Takeda Pharmaceutical
4.400%, 11/26/2023 (B)	861	910
Zimmer Biomet Holdings
2.700%, 04/01/2020	480	479
		5,229

Industrials — 0.3%
Embraer Netherlands Finance BV
5.400%, 02/01/2027	575	624
Odebrecht Finance
7.125%, 06/26/2042 (B)	371	46
5.250%, 06/27/2029 (B)	369	54
Rumo Luxembourg Sarl
5.875%, 01/18/2025 (B)	431	444
TransDigm
6.250%, 03/15/2026 (B)	448	458
United Technologies
3.950%, 08/16/2025	570	601

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
XPO Logistics
6.750%, 08/15/2024 (B)	$475	$489
		2,716

Information Technology — 0.7%
Broadcom
4.250%, 04/15/2026 (B)	380	375
3.875%, 01/15/2027	413	393
3.625%, 01/15/2024	193	191
3.625%, 10/15/2024 (B)	380	373
CommScope Finance LLC
6.000%, 03/01/2026 (B)	335	334
5.500%, 03/01/2024 (B)	243	244
Dell International LLC
6.020%, 06/15/2026 (B)	313	338
4.420%, 06/15/2021 (B)	530	543
Hewlett Packard Enterprise
2.100%, 10/04/2019 (B)	742	741
KLA-Tencor
4.650%, 11/01/2024	691	740
Lam Research
2.800%, 06/15/2021	437	439
Seagate HDD Cayman
4.750%, 01/01/2025	343	340
Total System Services
4.000%, 06/01/2023	419	434
Western Digital Corp
4.750%, 02/15/2026	780	740
		6,225

Materials — 0.3%
DowDuPont
4.493%, 11/15/2025	710	763
4.205%, 11/15/2023	710	747
Suzano Austria GmbH
6.000%, 01/15/2029 (B)	713	760
Vale Overseas
6.250%, 08/10/2026	472	515
		2,785

Real Estate — 0.0%
Host Hotels & Resorts
3.750%, 10/15/2023	13	13
Welltower
4.000%, 06/01/2025	414	433
		446

Utilities — 0.3%
Enel Chile
4.875%, 06/12/2028	689	735
Exelon Generation LLC
2.950%, 01/15/2020	626	626

SEI Institutional Investments Trust / Annual Report / May 31, 2019	327

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Genneia
8.750%, 01/20/2022 (B)	$336	$288
Israel Electric
5.000%, 11/12/2024 (B)	581	624
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048	245	271
Terraform Global Operating LLC
6.125%, 03/01/2026 (B)	192	191
		2,735
Total Corporate Obligations (Cost $80,217) ($ Thousands)		81,359

MORTGAGE-BACKED SECURITIES — 7.0%

Agency Mortgage-Backed Obligations — 0.6%
FHLMC CMO, Ser 2012-4116, Cl LS, IO
3.760%, VAR LIBOR USD 1 Month+6.200%, 10/15/2042	1,702	349
FHLMC CMO, Ser 2016-4585, Cl DS, IO
3.560%, VAR LIBOR USD 1 Month+6.000%, 05/15/2046	1,356	271
FHLMC CMO, Ser 2017-4693, Cl SL, IO
3.710%, VAR LIBOR USD 1 Month+6.150%, 06/15/2047	2,209	433
FHLMC CMO, Ser 2017-4719, Cl JS, IO
3.710%, VAR LIBOR USD 1 Month+6.150%, 09/15/2047	2,450	402
FHLMC CMO, Ser 2017-4727, Cl SA, IO
3.760%, VAR LIBOR USD 1 Month+6.200%, 11/15/2047	2,504	455
FNMA CMO, Ser 2011-131, Cl ST, IO
4.110%, VAR LIBOR USD 1 Month+6.540%, 12/25/2041	1,063	220
FNMA CMO, Ser 2014-17, Cl SA, IO
3.620%, VAR LIBOR USD 1 Month+6.050%, 04/25/2044	2,902	570
FNMA CMO, Ser 2014-78, Cl SE, IO
3.670%, VAR LIBOR USD 1 Month+6.100%, 12/25/2044	2,001	358
FNMA CMO, Ser 2014-92, Cl SX, IO
3.670%, VAR LIBOR USD 1 Month+6.100%, 01/25/2045	2,396	461
FNMA CMO, Ser 2016-77, Cl DS, IO
3.570%, VAR LIBOR USD 1 Month+6.000%, 10/25/2046	2,051	366
FNMA CMO, Ser 2017-62, Cl AS, IO
3.720%, VAR LIBOR USD 1 Month+6.150%, 08/25/2047	2,323	406
FNMA CMO, Ser 2017-81, Cl SA, IO
3.770%, VAR LIBOR USD 1 Month+6.200%, 10/25/2047	2,330	461

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2017-122, Cl SA, IO
3.759%, VAR LIBOR USD 1 Month+6.200%, 08/20/2047	$1,746	$345

		5,097

Non-Agency Mortgage-Backed Obligations — 6.4%
Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%, 07/25/2035	68	64
Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%, 08/01/2036	307	254
Alternative Loan Trust, Ser 2006-28CB, Cl A14
6.250%, 10/25/2036	227	182
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%, 02/25/2036	163	147
Ashford Hospitality Trust, Ser 2018-ASHF, Cl A
3.340%, VAR LIBOR USD 1 Month+0.900%, 04/15/2035 (B)	930	925
Ashford Hospitality Trust, Ser 2018-KEYS, Cl A
3.440%, VAR LIBOR USD 1 Month+1.000%, 05/15/2035 (B)	1,000	1,000
BAMLL Commercial Mortgage Securities Trust, Ser 2017-SCH, Cl AF
3.440%, VAR LIBOR USD 1 Month+1.000%, 11/15/2033 (B)	1,535	1,514
Bellemeade Re, Ser 2018-2A, Cl M1B
3.780%, VAR ICE LIBOR USD 1 Month+1.350%, 08/25/2028 (B)	285	286
Bellemeade Re, Ser 2018-3A, Cl M1B
4.280%, VAR ICE LIBOR USD 1 Month+1.850%, 10/25/2027 (B)	570	572
Bellemeade Re, Ser 2019-2A, Cl M1C
4.430%, VAR ICE LIBOR USD 1 Month+2.000%, 04/25/2029 (B)	516	517
BHMS, Ser 2018-ATLS, Cl A
3.690%, VAR LIBOR USD 1 Month+1.250%, 07/15/2035 (B)	940	938
Braemar Hotels & Resorts Trust, Ser 2018-PRME, Cl A
3.260%, VAR LIBOR USD 1 Month+0.820%, 06/15/2035 (B)	750	747
BX Trust, Ser 2018-EXCL, Cl A
3.527%, VAR LIBOR USD 1 Month+1.088%, 09/15/2037 (B)	862	858
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl A4
3.283%, 05/10/2058	625	639
CGRBS Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.369%, 03/13/2035 (B)	285	296

328	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A17
6.000%, 07/25/2037	$108	$82
CHL Mortgage Pass-Through Trust, Ser 2006- 10, Cl 1A8
6.000%, 05/25/2036	165	131
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A19
6.250%, 09/25/2036	83	63
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl D
4.422%, 04/10/2046 (B)(D)	250	254
Citigroup Commercial Mortgage Trust, Ser 2015-GC27, Cl A5
3.137%, 02/10/2048	779	796
Citigroup Commercial Mortgage Trust, Ser 2015-GC35, Cl A4
3.818%, 11/10/2048	390	414
Citigroup Commercial Mortgage Trust, Ser 2016-GC36, Cl A5
3.616%, 02/10/2049	950	998
COMM Mortgage Trust, Ser 2010-C1, Cl D
6.127%, 07/10/2046 (B)(D)	690	708
COMM Mortgage Trust, Ser 2013-SFS, Cl A1
1.873%, 04/12/2035 (B)	710	703
COMM Mortgage Trust, Ser 2015-CR24, Cl A5
3.696%, 08/10/2048	490	516
COMM Mortgage Trust, Ser 2015-DC1, Cl A5
3.350%, 02/10/2048	700	721
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl A4
4.046%, 10/10/2046	920	971
Connecticut Avenue Securities Trust, Ser 2018-R07, Cl 1M2
4.830%, VAR ICE LIBOR USD 1 Month+2.400%, 04/25/2031 (B)	549	554
Connecticut Avenue Securities Trust, Ser 2019-R02, Cl 1M2
4.730%, VAR ICE LIBOR USD 1 Month+2.300%, 08/25/2031 (B)	375	378
Connecticut Avenue Securities Trust, Ser 2019-R03, Cl 1M2
4.580%, VAR ICE LIBOR USD 1 Month+2.150%, 09/25/2031 (B)	179	181
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl A4
3.504%, 06/15/2057	421	438
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A4
3.718%, 08/15/2048	401	421
CSAIL Commercial Mortgage Trust, Ser 2015-C4, Cl A4
3.808%, 11/15/2048	1,070	1,131

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CSMC, Ser 2010-6R, Cl 3A2
5.875%, 01/26/2038 (B)	$2	$2
DBWF Mortgage Trust, Ser 2018-GLKS, Cl A
3.471%, VAR LIBOR USD 1 Month+1.030%, 11/19/2035 (B)	798	798
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
2.620%, VAR ICE LIBOR USD 1 Month+0.190%, 12/25/2036	204	113
Eagle RE, Ser 2018-1, Cl M1
4.130%, VAR ICE LIBOR USD 1 Month+1.700%, 11/25/2028 (B)	253	253
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M3
6.430%, VAR ICE LIBOR USD 1 Month+4.000%, 08/25/2024	668	716
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ3, Cl M3
7.180%, VAR ICE LIBOR USD 1 Month+4.750%, 10/25/2024	495	541
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M3
6.330%, VAR ICE LIBOR USD 1 Month+3.900%, 12/25/2027	685	736
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M2
5.030%, VAR ICE LIBOR USD 1 Month+2.600%, 12/25/2027	269	272
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA1, Cl M2
5.080%, VAR ICE LIBOR USD 1 Month+2.650%, 03/25/2028	186	188
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
7.080%, VAR ICE LIBOR USD 1 Month+4.650%, 10/25/2028	900	987
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M2
5.680%, VAR ICE LIBOR USD 1 Month+3.250%, 07/25/2029	250	264
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA3, Cl M2
4.930%, VAR ICE LIBOR USD 1 Month+2.500%, 03/25/2030	705	722
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%, 07/25/2036	64	51
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M2
5.430%, VAR ICE LIBOR USD 1 Month+3.000%, 07/25/2024	343	364

SEI Institutional Investments Trust / Annual Report / May 31, 2019	329

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 1M2
7.330%, VAR ICE LIBOR USD 1 Month+4.900%, 11/25/2024	$398	$447
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
7.430%, VAR ICE LIBOR USD 1 Month+5.000%, 11/25/2024	122	134
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 2M2
6.980%, VAR ICE LIBOR USD 1 Month+4.550%, 02/25/2025	242	257
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 1M2
6.730%, VAR ICE LIBOR USD 1 Month+4.300%, 02/25/2025	823	890
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 2M2
6.430%, VAR ICE LIBOR USD 1 Month+4.000%, 05/25/2025	260	276
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M2
6.430%, VAR ICE LIBOR USD 1 Month+4.000%, 05/25/2025	422	453
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 2M2
7.430%, VAR ICE LIBOR USD 1 Month+5.000%, 07/25/2025	459	501
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M2
7.430%, VAR ICE LIBOR USD 1 Month+5.000%, 07/25/2025	497	552
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2
8.130%, VAR ICE LIBOR USD 1 Month+5.700%, 04/25/2028	164	184
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 2M2
7.980%, VAR ICE LIBOR USD 1 Month+5.550%, 04/25/2028	514	568
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 1M2
9.180%, VAR ICE LIBOR USD 1 Month+6.750%, 08/25/2028	630	724
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 2M2
9.380%, VAR ICE LIBOR USD 1 Month+6.950%, 08/25/2028	425	486
FNMA Connecticut Avenue Securities, Ser 2016-C02, Cl 1M2
8.430%, VAR ICE LIBOR USD 1 Month+6.000%, 09/25/2028	545	613

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
8.330%, VAR ICE LIBOR USD 1 Month+5.900%, 10/25/2028	$1,098	$1,226
FNMA Connecticut Avenue Securities, Ser 2016-C05, Cl 2M2
6.880%, VAR ICE LIBOR USD 1 Month+4.450%, 01/25/2029	980	1,057
FNMA Connecticut Avenue Securities, Ser 2016-C07, Cl 2M2
6.780%, VAR ICE LIBOR USD 1 Month+4.350%, 05/25/2029	588	636
FNMA Connecticut Avenue Securities, Ser 2017-C03, Cl 1M2
5.430%, VAR ICE LIBOR USD 1 Month+3.000%, 10/25/2029	450	473
Great Wolf Trust, Ser 2017-WOLF, Cl A
3.290%, VAR LIBOR USD 1 Month+0.850%, 09/15/2034 (B)	1,157	1,156
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%,12/10/2027 (B)	222	222
GS Mortgage Securities Trust, Ser 2013-G1, Cl A1
2.059%, VAR ICE LIBOR USD 1 Month+0.000%, 04/10/2031 (B)	107	106
GS Mortgage Securities Trust, Ser 2013-G1, Cl A2
3.557%, 04/10/2031 (B)(D)	1,485	1,514
GS Mortgage Securities Trust, Ser 2014-GC18, Cl D
4.990%, 01/10/2047 (B)(D)	431	376
GS Mortgage Securities Trust, Ser 2018-GS9, Cl A4
3.992%, 03/10/2051 (D)	1,400	1,511
Home Re, Ser 2018-1, Cl M1
4.030%, VAR ICE LIBOR USD 1 Month+1.600%, 10/25/2028 (B)	445	447
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
2.680%, VAR ICE LIBOR USD 1 Month+0.250%, 03/25/2035	64	56
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl A5
3.775%, 08/15/2047	955	1,004
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl XA, IO
0.859%, 09/15/2047 (D)	17,575	631
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%, 07/15/2048	485	514
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	845	891

330	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C32, Cl C
4.666%, 11/15/2048 (D)	$585	$618
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP7, Cl XA, IO
1.080%, 09/15/2050 (D)	6,923	443
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C8, Cl AS
3.424%, 10/15/2045 (B)	1,200	1,225
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A5
3.805%, 07/15/2047	900	948
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl AJ
5.452%, 09/15/2039 (D)	154	106
LSTAR Commercial Mortgage Trust, Ser 2015-3, Cl A2
2.729%, 04/20/2048 (B)(D)	327	327
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049 (B)	642	639
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl A5
3.892%, 06/15/2047	950	1,005
Morgan Stanley Capital I Trust, Ser 2005-IQ9, Cl D
5.000%, 07/15/2056	369	365
Morgan Stanley Capital I Trust, Ser 2015-XLF2, Cl SNMA
4.390%, VAR LIBOR USD 1 Month+1.950%, 11/15/2026 (B)	114	114
Morgan Stanley Capital I Trust, Ser 2016-UB12, Cl A4
3.596%, 12/15/2049	755	791
PMT Credit Risk Transfer Trust, Ser 2019-1R, Cl A
4.499%, 03/27/2024	329	329
Radnor Re, Ser 2019-1, Cl M1B
4.387%, VAR ICE LIBOR USD 1 Month+1.950%, 02/25/2029 (B)	333	336
Starwood Retail Property Trust, Ser 2014-STAR, Cl A
3.660%, VAR LIBOR USD 1 Month+1.220%, 11/15/2027 (B)	1,094	1,091
UBS Commercial Mortgage Trust, Ser 2017-C1, Cl A4
3.544%, 11/15/2050 (D)	1,070	1,118
UBS Commercial Mortgage Trust, Ser 2018-C10, Cl A4
4.313%, 05/15/2051	1,000	1,103
UBS Commercial Mortgage Trust, Ser 2018-C8, Cl A4
3.983%, 02/15/2051	855	921

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust, Ser 2018-C9, Cl A4
4.117%, 03/15/2051 (D)	$1,500	$1,630
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A5
2.850%, 12/10/2045	194	197
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl C
4.468%, 09/15/2048 (D)	527	535
Wells Fargo Commercial Mortgage Trust, Ser 2016-LC25, Cl C
4.420%, 12/15/2059 (D)	370	382
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS6, Cl C
4.305%, 11/15/2049 (D)	620	649
Wells Fargo Commercial Mortgage Trust, Ser 2018-C43, Cl A4
4.012%, 03/15/2051 (D)	750	810
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
7.930%, VAR ICE LIBOR USD 1 Month+5.500%, 11/25/2025 (B)	118	127
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
7.680%, VAR ICE LIBOR USD 1 Month+5.250%, 11/25/2025 (B)	370	410
Wells Fargo Mortgage-Backed Securities Trust, Ser 2007-8, Cl 2A5
5.750%, 07/25/2037	64	64

		58,594
Total Mortgage-Backed Securities (Cost $62,233) ($ Thousands)		63,691

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.5%
FFCB
2.700%, VAR Fed Res Daily Prime-2.800%, 11/23/2021 **	4,000	4,010
2.700%, VAR Fed Res Daily Prime-2.800%, 03/14/2022 **	2,500	2,505
2.690%, VAR Fed Res Daily Prime-2.810%, 05/20/2022 **	2,800	2,803
2.643%, VAR ICE LIBOR USD 3 Month+0.010%, 09/20/2021 **	2,400	2,401
2.590%, VAR US Federal Funds Effective Rate+0.220%, 10/12/2021 **	3,000	3,001
2.570%, VAR Fed Res Daily Prime-2.930%, 09/24/2020 **	3,000	3,003

SEI Institutional Investments Trust / Annual Report / May 31, 2019	331

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.570%, VAR United States Secured Overnight Financing Rate+0.200%, 04/22/2022 **	$4,700	$4,699
2.570%, VAR US Federal Funds Effective Rate+0.200%, 06/21/2021 **	1,000	1,001
2.523%, VAR US Treasury 3 Month Bill Money Market Yield+0.270%, 05/16/2022 **	2,000	1,998
2.495%, VAR ICE LIBOR USD 1 Month+0.065%, 12/28/2020 **	1,000	1,001
2.393%, VAR US Treasury 3 Month Bill Money Market Yield+0.140%, 09/17/2021 **	3,500	3,495
2.393%, VAR US Treasury 3 Month Bill Money Market Yield+0.140%, 11/08/2021 **	2,000	1,997
FHLB
0.875%, 08/05/2019 **	1,800	1,795
FHLMC
2.650%, 04/08/2021 **	2,000	2,001
2.520%, 04/15/2020 **	3,000	3,002
FNMA
2.560%, VAR United States Secured Overnight Financing Rate+0.160%, 01/30/2020 **	5,000	5,005
2.470%, VAR United States Secured Overnight Financing Rate+0.100%, 04/30/2020 **	2,300	2,301
2.445%, VAR United States Secured Overnight Financing Rate+0.075%, 10/30/2020 **	4,500	4,499

Total U.S. Government Agency Obligations (Cost $50,496) ($ Thousands)		50,517

ASSET-BACKED SECURITIES — 2.1%

Automotive — 1.3%

Avis Budget Rental Car Funding AESOP LLC, Ser 2016-1A, Cl A
2.990%, 06/20/2022 (B)	438	442
Avis Budget Rental Car Funding AESOP LLC, Ser 2018-1A, Cl A
3.700%, 09/20/2024 (B)	1,000	1,036
Avis Budget Rental Car Funding AESOP LLC, Ser 2018-2A, Cl A
4.000%, 03/20/2025 (B)	1,100	1,156
CPS Auto Receivables Trust, Ser 2017-D, Cl A
1.870%, 03/15/2021 (B)	75	75

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Exeter Automobile Receivables Trust, Ser 2016-1A, Cl D
8.200%, 02/15/2023 (B)	$280	$292
Exeter Automobile Receivables Trust, Ser 2017-3A, Cl A
2.050%, 12/15/2021 (B)	135	135
Flagship Credit Auto Trust, Ser 2016-2, Cl D
8.560%, 11/15/2023 (B)	365	391
Flagship Credit Auto Trust, Ser 2016-4, Cl D
3.890%, 11/15/2022 (B)	375	381
Flagship Credit Auto Trust, Ser 2017-4, Cl A
2.070%, 04/15/2022 (B)	115	114
Flagship Credit Auto Trust, Ser 2018-3, Cl B
3.590%, 12/16/2024 (B)	705	718
Ford Credit Auto Owner Trust, Ser 2014-2, Cl A
2.310%, 04/15/2026 (B)	640	639
Ford Credit Floorplan Master Owner Trust, Ser 2015-2, Cl A2
3.010%, VAR ICE LIBOR USD 1 Month+0.570%, 01/15/2022	741	743
Hertz Vehicle Financing II, Ser 2015-1A, Cl A
2.730%, 03/25/2021 (B)	580	580
Hertz Vehicle Financing II, Ser 2015-1A, Cl B
3.520%, 03/25/2021 (B)	425	427
Hertz Vehicle Financing II, Ser 2015-3A, Cl A
2.670%, 09/25/2021 (B)	390	389
Hertz Vehicle Financing II, Ser 2017-1A, Cl A
2.960%, 10/25/2021 (B)	760	762
Hertz Vehicle Financing II, Ser 2018-1A, Cl A
3.290%, 02/25/2024 (B)	1,220	1,239
Hertz Vehicle Financing II, Ser 2019-1A, Cl A
3.710%, 03/25/2023 (B)	955	977
Hertz Vehicle Financing II, Ser 2019-2A, Cl A
3.420%, 05/25/2025 (B)	600	604
Westlake Automobile Receivables Trust, Ser 2016-3A, Cl E
5.690%, 10/16/2023 (B)	495	501
		11,601

Credit Cards — 0.2%

World Financial Network Credit Card Master Trust, Ser 2018-A, Cl A
3.070%, 12/16/2024	1,435	1,451
World Financial Network Credit Card Master Trust, Ser 2018-B, Cl M
3.810%, 07/15/2025	715	732
		2,183

332	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Other Asset-Backed Securities — 0.6%

Consumer Loan Underlying Bond Credit Trust, Ser 2018-P1, Cl A
3.390%, 07/15/2025 (B)		$354	$355
Marlette Funding Trust, Ser 2017-3A, Cl A
2.360%, 12/15/2024 (B)		42	42
Marlette Funding Trust, Ser 2017-3A, Cl B
3.010%, 12/15/2024 (B)		270	270
Marlette Funding Trust, Ser 2018-1A, Cl A
2.610%, 03/15/2028 (B)		221	221
Marlette Funding Trust, Ser 2018-3A, Cl A
3.200%, 09/15/2028 (B)		608	609
Marlette Funding Trust, Ser 2018-4A, Cl A
3.710%, 12/15/2028 (B)		353	356
Prosper Marketplace Issuance Trust, Ser 2017-2A, Cl B
3.480%, 09/15/2023 (B)		91	91
Prosper Marketplace Issuance Trust, Ser 2019-3A, Cl A
3.190%, 07/15/2025 (B)		530	530
SoFi Consumer Loan Program LLC, Ser 2016-2A, Cl A
3.090%, 10/27/2025 (B)		84	84
SoFi Consumer Loan Program LLC, Ser 2016-3, Cl A
3.050%, 12/26/2025 (B)		166	166
SoFi Consumer Loan Program LLC, Ser 2017-2, Cl A
3.280%, 02/25/2026 (B)		182	183
SoFi Consumer Loan Program LLC, Ser 2017-5, Cl A2
2.780%, 09/25/2026 (B)		730	731
SoFi Consumer Loan Program LLC, Ser 2017-6, Cl A2
2.820%, 11/25/2026 (B)		1,090	1,091
SoFi Consumer Loan Program Trust, Ser 2018-3, Cl A2
3.670%, 08/25/2027 (B)		495	502
			5,231

Total Asset-Backed Securities (Cost $18,757) ($ Thousands)			19,015

SOVEREIGN DEBT — 1.8%

Egypt Government International Bond MTN
6.125%, 01/31/2022 (B)		251	253
Japanese Government CPI Linked Bond
0.100%, 03/10/2027	JPY	415,911	3,986
Peru Government International Bond
5.940%, 02/12/2029 (B)	PEN	15,000	4,736

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Spain Government International Bond
1.400%, 07/30/2028 (B)	EUR	6,109	$7,287

Total Sovereign Debt (Cost $16,183) ($ Thousands)			16,262

Total Investments in Securities — 118.4% (Cost $1,055,729) ($ Thousands)			$1,079,434

		Shares

COMMON STOCK SOLD SHORT— (12.8)%

Communication Services — (0.6)%
AMC Networks Inc, Cl A *		(900)	(47)
Cable One Inc		(100)	(112)
CBS Corp, Cl B		(4,100)	(198)
Charter Communications Inc, Cl A *		(2,200)	(829)
Comcast Corp, Cl A		(57,500)	(2,357)
Discovery Inc, Cl A *		(2,200)	(60)
Discovery Inc, Cl C *		(4,900)	(126)
DISH Network Corp, Cl A *		(3,200)	(116)
Fox Corp		(7,401)	(259)
GCI Liberty Inc *		(2,300)	(134)
Interpublic Group of Cos Inc/The		(5,100)	(108)
John Wiley & Sons Inc, Cl A		(1,100)	(46)
Liberty Broadband Corp, Cl C *		(1,500)	(147)
Liberty Latin America Ltd, Cl C *		(2,600)	(45)
Liberty Media Corp-Liberty SiriusXM, Cl A *		(1,300)	(47)
Liberty Media Corp-Liberty SiriusXM, Cl C *		(2,000)	(72)
Meredith Corp		(1,000)	(52)
New York Times Co/The, Cl A		(2,100)	(67)
News Corp		(4,200)	(49)
News Corp, Cl A		(4,700)	(54)
Nexstar Media Group Inc, Cl A		(700)	(70)
Omnicom Group Inc		(3,300)	(255)
Sinclair Broadcast Group Inc, Cl A		(900)	(48)
Sirius XM Holdings Inc		(18,500)	(98)
TEGNA Inc		(2,800)	(42)
Tribune Media Co, Cl A		(1,400)	(65)

			(5,503)

Consumer Discretionary — (8.5)%
Aaron’s Inc		(1,100)	(59)
Acushnet Holdings Corp		(2,200)	(52)
Adient PLC		(11,029)	(190)
Adtalem Global Education Inc *		(1,453)	(64)
Advance Auto Parts Inc		(871)	(135)
Amazon.com Inc *		(3,625)	(6,435)
American Axle & Manufacturing Holdings Inc *		(10,843)	(110)
American Eagle Outfitters Inc		(1,500)	(26)

SEI Institutional Investments Trust / Annual Report / May 31, 2019	333

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
American Outdoor Brands Corp *	(4,200)	$(35)
Aramark	(7,658)	(266)
AutoZone Inc *	(291)	(299)
Bed Bath & Beyond Inc	(2,673)	(34)
Best Buy Co Inc	(2,957)	(185)
BJ’s Restaurants Inc	(900)	(38)
Bloomin’ Brands Inc	(3,620)	(70)
Booking Holdings Inc *	(591)	(979)
BorgWarner Inc	(22,489)	(798)
Boyd Gaming Corp	(2,119)	(51)
Bright Horizons Family Solutions Inc *	(1,921)	(263)
Brinker International Inc	(823)	(31)
Brunswick Corp/DE	(4,247)	(176)
Burlington Stores Inc *	(816)	(128)
Caesars Entertainment Corp *	(18,157)	(160)
Callaway Golf Co	(5,767)	(85)
Capri Holdings Ltd *	(7,510)	(244)
Career Education Corp *	(2,800)	(53)
CarMax Inc *	(1,807)	(141)
Carnival Corp, Cl A	(12,389)	(634)
Carter’s Inc	(2,466)	(207)
Carvana Co, Cl A *	(900)	(52)
Cavco Industries Inc *	(500)	(72)
Century Communities Inc *	(600)	(16)
Cheesecake Factory Inc/The	(1,766)	(76)
Chegg Inc *	(3,700)	(139)
Chipotle Mexican Grill Inc, Cl A *	(660)	(436)
Choice Hotels International Inc	(1,402)	(115)
Churchill Downs Inc	(954)	(94)
Columbia Sportswear Co	(1,748)	(164)
Cooper Tire & Rubber Co	(4,992)	(138)
Cooper-Standard Holdings Inc *	(1,749)	(68)
Core-Mark Holding Co Inc	(1,400)	(52)
Cracker Barrel Old Country Store Inc	(794)	(125)
Crocs Inc *	(3,400)	(66)
Dana Inc	(16,639)	(243)
Darden Restaurants Inc	(3,784)	(440)
Dave & Buster’s Entertainment Inc	(1,463)	(73)
Deckers Outdoor Corp *	(1,508)	(229)
Delphi Automotive PLC *	(28,303)	(1,813)
Dick’s Sporting Goods Inc	(1,500)	(52)
Dine Brands Global Inc	(800)	(76)
Dollar General Corp	(3,335)	(425)
Dollar Tree Inc *	(2,573)	(261)
Domino’s Pizza Inc	(1,179)	(330)
Dorman Products Inc *	(2,648)	(216)
DR Horton Inc	(18,223)	(779)
Dunkin’ Brands Group Inc	(2,382)	(177)
eBay Inc	(11,950)	(429)
Eldorado Resorts Inc *	(2,107)	(104)
Etsy Inc *	(1,300)	(81)
Expedia Group Inc	(1,577)	(181)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Five Below Inc *	(600)	$(77)
Foot Locker Inc	(1,320)	(52)
Ford Motor Co	(421,299)	(4,011)
Fossil Group Inc *	(1,771)	(17)
Fox Factory Holding Corp *	(3,678)	(247)
frontdoor Inc *	(3,100)	(125)
Gap Inc/The	(3,496)	(65)
Garmin Ltd	(6,029)	(461)
Garrett Motion Inc *	(8,700)	(134)
General Motors Co	(144,049)	(4,803)
Gentex Corp	(28,596)	(611)
Gentherm Inc *	(4,354)	(163)
Genuine Parts Co	(2,142)	(212)
G-III Apparel Group Ltd *	(2,227)	(57)
Goodyear Tire & Rubber Co/The	(26,298)	(353)
GoPro Inc, Cl A *	(8,151)	(51)
Graham Holdings Co, Cl B	(89)	(61)
Grand Canyon Education Inc *	(1,255)	(150)
Groupon Inc, Cl A *	(11,000)	(39)
GrubHub Inc *	(1,068)	(70)
H&R Block Inc	(5,803)	(152)
Hanesbrands Inc	(18,759)	(279)
Harley-Davidson Inc	(17,643)	(577)
Hasbro Inc	(6,399)	(609)
Helen of Troy Ltd *	(1,388)	(185)
Hilton Grand Vacations Inc *	(4,000)	(102)
Hilton Worldwide Holdings Inc	(8,678)	(776)
Home Depot Inc/The	(13,779)	(2,616)
Houghton Mifflin Harcourt Co *	(2,300)	(13)
Hyatt Hotels Corp, Cl A	(1,506)	(109)
Installed Building Products Inc *	(1,522)	(78)
International Game Technology PLC	(3,822)	(50)
iRobot Corp *	(1,653)	(144)
Jack in the Box Inc	(587)	(49)
K12 Inc *	(1,700)	(52)
KB Home	(5,023)	(126)
Kohl’s Corp	(1,861)	(92)
Kontoor Brands Inc *	(57,513)	(1,685)
L Brands Inc	(2,933)	(66)
Las Vegas Sands Corp	(11,397)	(627)
Laureate Education Inc, Cl A *	(4,000)	(64)
La-Z-Boy Inc, Cl Z	(1,909)	(61)
LCI Industries	(2,413)	(200)
Lear Corp	(7,061)	(840)
Leggett & Platt Inc	(6,412)	(228)
Lennar Corp, Cl A	(15,835)	(786)
Lennar Corp, Cl B	(601)	(24)
LGI Homes Inc *	(828)	(56)
Liberty Expedia Holdings Inc, Cl A *	(1,200)	(49)
Lithia Motors Inc, Cl A	(500)	(57)
LKQ Corp *	(3,552)	(91)
Lowe’s Cos Inc	(9,749)	(909)

334	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Lululemon Athletica Inc *	(5,231)	$(866)
M/I Homes Inc *	(2,300)	(63)
Macy’s Inc	(3,807)	(78)
Malibu Boats Inc, Cl A *	(1,000)	(36)
Marriott International Inc/MD, Cl A	(8,956)	(1,118)
Marriott Vacations Worldwide Corp	(1,289)	(116)
Mattel Inc *	(18,587)	(183)
McDonald’s Corp	(23,499)	(4,659)
MDC Holdings Inc	(3,087)	(97)
Meritage Homes Corp *	(1,597)	(80)
MGM Resorts International	(15,748)	(391)
Modine Manufacturing Co *	(4,672)	(60)
Mohawk Industries Inc *	(3,477)	(471)
Monro Inc	(600)	(48)
Motorcar Parts of America Inc *	(2,800)	(50)
Movado Group Inc	(1,300)	(34)
Newell Brands Inc	(23,939)	(321)
NIKE Inc, Cl B	(68,114)	(5,254)
Nordstrom Inc	(1,346)	(42)
Norwegian Cruise Line Holdings Ltd *	(6,453)	(353)
NVR Inc *	(183)	(586)
Ollie’s Bargain Outlet Holdings Inc *	(800)	(79)
O’Reilly Automotive Inc *	(999)	(371)
Oxford Industries Inc	(1,124)	(80)
Papa John’s International Inc	(1,000)	(48)
Penn National Gaming Inc *	(3,076)	(58)
Planet Fitness Inc, Cl A *	(2,563)	(196)
Polaris Industries Inc	(3,414)	(273)
Pool Corp	(350)	(63)
PulteGroup Inc	(13,848)	(429)
PVH Corp	(4,906)	(418)
Qurate Retail Inc *	(4,910)	(62)
Ralph Lauren Corp, Cl A	(3,060)	(322)
Red Rock Resorts Inc, Cl A	(1,887)	(39)
Roku Inc, Cl A *	(2,251)	(204)
Ross Stores Inc	(4,198)	(390)
Royal Caribbean Cruises Ltd	(5,475)	(667)
Scientific Games Corp, Cl A *	(1,622)	(31)
SeaWorld Entertainment Inc *	(1,700)	(54)
Service Corp International/US	(5,933)	(260)
ServiceMaster Global Holdings Inc *	(4,384)	(237)
Shake Shack Inc, Cl A *	(900)	(55)
Shutterfly Inc *	(700)	(33)
Shutterstock Inc	(1,400)	(53)
Six Flags Entertainment Corp	(2,448)	(121)
Skechers U.S.A. Inc, Cl A *	(7,567)	(211)
Skyline Champion Corp	(2,200)	(51)
Sotheby’s *	(1,541)	(52)
Standard Motor Products Inc	(1,605)	(68)
Starbucks Corp	(36,454)	(2,773)
Steven Madden Ltd	(4,261)	(129)
Stoneridge Inc *	(3,422)	(89)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Strategic Education Inc	(689)	$(121)
Sturm Ruger & Co Inc	(800)	(40)
Tapestry Inc	(16,318)	(466)
Target Corp	(6,185)	(498)
Taylor Morrison Home Corp, Cl A *	(6,467)	(129)
Tempur Sealy International Inc *	(2,589)	(165)
Tenneco Inc, Cl A	(4,756)	(47)
Tesla Inc *	(14,968)	(2,771)
Texas Roadhouse Inc, Cl A	(1,772)	(91)
Thor Industries Inc	(4,933)	(255)
Tiffany & Co	(1,209)	(108)
TJX Cos Inc/The	(14,650)	(737)
Toll Brothers Inc	(8,058)	(280)
TopBuild Corp *	(1,630)	(129)
Tower International Inc	(773)	(13)
Tractor Supply Co	(1,471)	(148)
TRI Pointe Group Inc *	(7,741)	(95)
Tupperware Brands Corp	(2,948)	(55)
Ulta Beauty Inc *	(743)	(248)
Under Armour Inc, Cl A *	(9,754)	(222)
Under Armour Inc, Cl C *	(9,914)	(201)
Universal Electronics Inc *	(1,200)	(47)
Urban Outfitters Inc *	(1,300)	(29)
Vail Resorts Inc	(1,248)	(268)
VF Corp	(18,091)	(1,481)
Vista Outdoor Inc *	(3,900)	(30)
Visteon Corp *	(2,629)	(117)
Wayfair Inc, Cl A *	(724)	(104)
Wendy’s Co/The	(6,872)	(126)
Whirlpool Corp	(3,308)	(380)
William Lyon Homes, Cl A *	(2,900)	(54)
Williams-Sonoma Inc	(1,671)	(98)
Wingstop Inc	(1,100)	(88)
Winnebago Industries Inc	(3,997)	(128)
Wolverine World Wide Inc	(5,626)	(157)
Wyndham Destinations Inc	(3,515)	(140)
Wyndham Hotels & Resorts Inc	(3,605)	(192)
Wynn Resorts Ltd	(3,291)	(353)
YETI Holdings Inc *	(2,000)	(48)
Yum China Holdings Inc	(10,496)	(420)
Yum! Brands Inc	(9,407)	(963)

		(77,845)

Information Technology — (2.3)%
Advanced Micro Devices Inc *	(8,654)	(237)
Amphenol Corp, Cl A	(3,099)	(270)
Analog Devices Inc	(3,515)	(340)
Apple Inc	(37,085)	(6,492)
Applied Materials Inc	(8,573)	(332)
Arista Networks Inc *	(656)	(160)
Arrow Electronics Inc *	(1,498)	(94)
Avnet Inc	(1,173)	(48)

SEI Institutional Investments Trust / Annual Report / May 31, 2019	335

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Broadcom Inc	(3,544)	$(892)
CDW Corp/DE	(1,902)	(187)
Ciena Corp *	(900)	(31)
Cisco Systems Inc	(41,217)	(2,144)
Cognex Corp	(1,800)	(73)
Coherent Inc *	(500)	(55)
CommScope Holding Co Inc *	(2,119)	(34)
Corning Inc	(6,511)	(188)
Cree Inc *	(450)	(25)
Cypress Semiconductor Corp	(2,400)	(43)
Dell Technologies Inc, Cl C *	(2,044)	(122)
Dolby Laboratories Inc, Cl A	(1,116)	(69)
Entegris Inc	(600)	(21)
ePlus Inc *	(700)	(49)
F5 Networks Inc *	(603)	(80)
Finisar Corp *	(2,400)	(50)
First Solar Inc *	(1,011)	(59)
FLIR Systems Inc	(1,019)	(49)
Hewlett Packard Enterprise Co	(13,264)	(182)
HP Inc	(14,711)	(275)
Intel Corp	(40,023)	(1,763)
IPG Photonics Corp *	(131)	(16)
Jabil Inc	(1,578)	(39)
Juniper Networks Inc	(4,266)	(105)
Keysight Technologies Inc *	(1,747)	(131)
KLA-Tencor Corp	(1,598)	(165)
Lam Research Corp	(1,570)	(274)
Littelfuse Inc	(200)	(33)
Lumentum Holdings Inc *	(1,200)	(49)
Marvell Technology Group Ltd	(6,164)	(137)
Maxim Integrated Products Inc	(2,354)	(124)
Microchip Technology Inc	(1,953)	(156)
Micron Technology Inc *	(10,279)	(335)
MKS Instruments Inc	(424)	(30)
Monolithic Power Systems Inc	(478)	(56)
Motorola Solutions Inc	(1,529)	(229)
National Instruments Corp	(1,000)	(39)
NCR Corp *	(2,623)	(80)
NetApp Inc	(2,860)	(169)
NETGEAR Inc *	(1,016)	(26)
NVIDIA Corp	(5,052)	(684)
NXP Semiconductors NV	(2,828)	(249)
ON Semiconductor Corp *	(5,277)	(94)
PC Connection Inc	(1,600)	(51)
Pure Storage Inc, Cl A *	(1,900)	(30)
Qorvo Inc *	(794)	(49)
QUALCOMM Inc	(10,175)	(680)
Semtech Corp *	(1,300)	(52)
Silicon Laboratories Inc *	(138)	(13)
Skyworks Solutions Inc	(1,205)	(80)
SYNNEX Corp	(400)	(35)
Tech Data Corp *	(611)	(55)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Teradyne Inc	(1,766)	$(74)
Texas Instruments Inc	(9,382)	(979)
Trimble Inc *	(2,026)	(81)
Universal Display Corp	(378)	(55)
Versum Materials Inc	(1,000)	(51)
ViaSat Inc *	(903)	(79)
Western Digital Corp	(3,083)	(115)
Xerox Corp	(3,101)	(95)
Xilinx Inc	(2,104)	(215)
Zebra Technologies Corp, Cl A *	(650)	(111)

		(20,484)

Materials — (1.4)%
Air Products & Chemicals Inc	(3,879)	(790)
Albemarle Corp	(1,760)	(111)
Alcoa Corp *	(3,360)	(71)
Allegheny Technologies Inc *	(1,250)	(27)
AptarGroup Inc	(1,110)	(126)
Ashland Global Holdings Inc	(1,049)	(79)
Avery Dennison Corp	(1,732)	(180)
Axalta Coating Systems Ltd *	(2,573)	(60)
Balchem Corp	(700)	(63)
Ball Corp	(5,772)	(354)
Bemis Co Inc	(2,500)	(146)
Berry Global Group Inc *	(1,898)	(89)
Cabot Corp	(447)	(18)
Carpenter Technology Corp	(1,200)	(49)
Celanese Corp, Cl A	(2,071)	(197)
CF Industries Holdings Inc	(3,297)	(133)
Chemours Co/The	(2,701)	(57)
Cleveland-Cliffs Inc	(7,608)	(66)
Commercial Metals Co	(3,000)	(40)
Crown Holdings Inc *	(2,537)	(141)
Domtar Corp	(1,200)	(50)
Dow Inc	(13,065)	(611)
DowDuPont Inc	(38,196)	(1,166)
Eagle Materials Inc	(858)	(74)
Eastman Chemical Co	(2,770)	(180)
Ecolab Inc	(4,670)	(860)
Element Solutions Inc *	(4,300)	(41)
Ferro Corp *	(2,400)	(32)
FMC Corp	(2,067)	(152)
Freeport-McMoRan Inc, Cl B	(26,075)	(253)
Graphic Packaging Holding Co	(5,548)	(72)
Huntsman Corp	(3,581)	(62)
Ingevity Corp *	(424)	(37)
International Flavors & Fragrances Inc	(1,549)	(210)
International Paper Co	(7,581)	(314)
Linde PLC	(9,516)	(1,718)
Livent Corp *	(1,933)	(12)
Louisiana-Pacific Corp	(2,974)	(68)
LyondellBasell Industries NV, Cl A	(4,881)	(362)

336	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Martin Marietta Materials Inc	(906)	$(191)
Mosaic Co/The	(4,861)	(104)
NewMarket Corp	(200)	(77)
Newmont Goldcorp Corp	(13,233)	(438)
Nucor Corp	(5,067)	(243)
Olin Corp	(2,068)	(41)
Owens-Illinois Inc	(2,220)	(36)
Packaging Corp of America	(1,498)	(133)
PolyOne Corp	(1,600)	(40)
PPG Industries Inc	(4,088)	(428)
Quaker Chemical Corp	(300)	(54)
Reliance Steel & Aluminum Co	(1,302)	(108)
Royal Gold Inc	(1,540)	(136)
RPM International Inc	(2,464)	(132)
Scotts Miracle-Gro Co/The, Cl A	(900)	(81)
Sealed Air Corp	(2,148)	(90)
Sensient Technologies Corp	(1,000)	(68)
Sherwin-Williams Co/The	(1,380)	(579)
Sonoco Products Co	(2,200)	(136)
Southern Copper Corp	(2,179)	(74)
Steel Dynamics Inc	(3,346)	(84)
Trinseo SA	(932)	(34)
United States Steel Corp	(2,300)	(27)
Valvoline Inc	(3,659)	(64)
Vulcan Materials Co	(2,428)	(303)
Westlake Chemical Corp	(425)	(24)
Westrock Co	(3,794)	(124)
WR Grace & Co	(577)	(41)

		(12,961)

Total Common Stock Sold Short (Proceeds $118,120) ($ Thousands)		(116,793)

Total Investments Sold Short — (12.8)% (Proceeds $118,120) ($ Thousands)		$(116,793)

	Contracts
PURCHASED OPTIONS* — 0.0%

Total Purchased Options (H)** (Cost $296) ($ Thousands)	481	$499

WRITTEN OPTIONS* — 0.0%

Total Written Options (H)** (Premiums Received $61) ($ Thousands)	(501)	$(113)

SEI Institutional Investments Trust / Annual Report / May 31, 2019	337

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Multi-Asset Real Return Fund (Continued)

A list of the open centrally cleared options contracts held by the Fund at May 31, 2019, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
July 2019, Corn Future*	80	$1,708	$400.00	06/22/19	$19
July 2019, HG Copper Future*	27	1,775	280.00	06/22/19	111
September 2019, Silver Future*	57	4,153	14.25	08/17/19	66
September 2019, Silver Future*	57	4,152	14.50	08/17/19	95
		11,788			291

Call Options
December 2019, Corn Future*	64	1,419	500.00	11/16/19	69
July 2019, Corn Future*	105	2,242	450.00	06/22/19	53
August 2019, Gold Future*	15	1,965	1,350.00	07/20/19	18
March 20Y , Primary Aluminum Future*	36	6	1,900.00	07/20/19	4
July 2019, Soy Bean Future*	20	876	840.00	06/22/19	44
November 2019, Soy Bean Future*	20	904	1,000.00	10/28/19	20
		7,412			208
Total Purchased Options		$19,200			$499

WRITTEN OPTIONS — 0.0%

Put Options
July 2019, Corn Future*	(160)	$(3,416)	375.00	06/22/19	$(7)
July 2019, HG Copper Future *	(27)	(1,775)	260.00	06/22/19	(19)
March 20Y , Primary Aluminum Future *	(36)	(27)	1,800.00	07/20/19	(35)
July 2019, Soy Bean Future*	(20)	(876)	770.00	06/22/19	–
November 2019, Soy Bean Future*	(8)	(361)	800.00	10/19/19	(4)
		(6,455)			(65)

Call Options
July 2019, Corn Future*	(210)	(4,484)	500.00	06/22/19	(32)
July 2019, Soy Bean Future*	(20)	(876)	900.00	06/22/19	(12)
November 2019, Soy Bean Future*	(20)	(904)	1,200.00	10/28/19	(4)
		(6,264)			(48)

Total Written Options		$(12,719)			$(113)

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
10-Year Japan Government Bond E-MINI	(31)	Jun-2019	$(4,240)	$(4,374)	$(18)
Brent Crude**	100	Aug-2019	6,875	6,116	(759)
Brent Crude**	57	Oct-2019	3,535	3,442	(93)
Coffee C**	78	Jul-2019	2,837	3,060	223
Coffee C**	22	Sep-2019	844	884	40
Copper**	136	Aug-2019	9,887	8,976	(911)
Corn**	245	Jul-2019	4,556	5,231	675
Cotton No. 2**	(37)	Jul-2019	(1,225)	(1,259)	(34)
Cotton No. 2**	17	Dec-2019	578	570	(8)
Cotton No. 2**	14	Jul-2019	547	477	(70)
Euro-Buxl 30 Year Bond	(12)	Jun-2019	(2,517)	(2,640)	(159)

338	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Feeder Cattle**	(22)	Aug-2019	$(1,577)	$(1,464)	$113
Gasoline**	81	Jul-2019	6,615	6,026	(589)
Gasoline**	12	Aug-2019	971	877	(94)
Gold**	44	Dec-2019	5,737	5,819	82
Gold**	59	Aug-2019	7,636	7,735	99
Gold**	(7)	Aug-2019	(911)	(918)	(7)
KC HRW Wheat**	41	Jul-2019	893	970	77
KC HRW Wheat**	12	Mar-2020	273	315	42
KC HRW Wheat**	(13)	Jul-2019	(284)	(307)	(23)
Lean Hogs**	122	Jul-2019	4,428	4,193	(235)
Live Cattle**	106	Sep-2019	4,553	4,370	(183)
LME Lead**	(29)	Jul-2019	(1,364)	(1,310)	54
LME Nickel**	(33)	Sep-2019	(2,429)	(2,383)	46
LME Nickel**	36	Jul-2019	2,838	2,589	(249)
LME Primary Aluminum**	(29)	Jul-2019	(1,298)	(1,294)	4
LME Primary Aluminum**	70	Jul-2019	3,275	3,123	(152)
LME Zinc**	12	Jul-2019	869	772	(97)
LME Zinc**	4	Sep-2019	259	251	(8)
LME Zinc**	75	Dec-2019	5,106	4,651	(455)
Low Sulphur Gasoil**	3	Sep-2019	184	174	(10)
Low Sulphur Gasoil**	66	Jul-2019	4,033	3,812	(221)
Low Sulphur Gasoil**	(27)	Aug-2019	(1,576)	(1,561)	15
MSCI EAFE Index	(149)	Jun-2019	(13,737)	(13,543)	194
Natural Gas**	476	Jun-2019	12,891	11,681	(1,210)
NY Harbor ULSD**	9	Jul-2019	787	696	(91)
NY Harbor ULSD**	(23)	Jul-2019	(1,845)	(1,778)	67
NYMEX Cocoa**	124	Jul-2019	3,019	2,976	(43)
Palladium**	2	Sep-2019	266	266	–
Platinum**	106	Aug-2019	4,620	4,209	(411)
S&P 500 Index E-MINI	(195)	Jun-2019	(27,195)	(26,838)	357
Silver**	121	Aug-2019	8,892	8,813	(79)
Soybean**	136	Jul-2019	5,961	5,969	8
Soybean**	(60)	Nov-2019	(2,574)	(2,714)	(140)
Soybean**	(4)	Jul-2019	(167)	(176)	(9)
Soybean Meal**	94	Jul-2019	2,918	3,020	102
Soybean Meal**	(44)	Jul-2019	(1,328)	(1,414)	(86)
Soybean Oil**	268	Jul-2019	4,590	4,436	(154)
Sugar No. 11**	239	Jul-2019	3,383	3,239	(144)
U.S. 2-Year Treasury Notes	(8)	Oct-2019	(1,708)	(1,717)	(9)
U.S. 5-Year Treasury Notes	9	Oct-2019	1,055	1,056	1
U.S. 10-Year Treasury Notes	(416)	Sep-2019	(51,899)	(52,728)	(829)
U.S. Ultra Long Treasury Bond	(17)	Sep-2019	(2,917)	(2,988)	(71)
Ultra 10-Year U.S. Treasury Notes	(32)	Sep-2019	(4,279)	(4,370)	(91)
Wheat**	189	Jul-2019	4,480	4,753	273
WTI Crude Oil**	92	Jun-2019	5,670	4,922	(748)

			$10,791	$4,693	$(6,018)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
ANZ	06/26/19	NZD	1,401	USD	932	$19
Barclays PLC	07/16/19	USD	73	INR	5,200	–

SEI Institutional Investments Trust / Annual Report / May 31, 2019	339

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Multi-Asset Real Return Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	07/16/19	INR	65,321	USD	933	$2
BNP Paribas	06/13/19	CHF	1,021	USD	1,005	(11)
BNP Paribas	07/24/19	CAD	3,046	USD	2,263	7
Brown Brothers Harriman	06/24/19	AUD	695	USD	487	5
Brown Brothers Harriman	06/27/19	USD	58	JPY	6,380	1
Brown Brothers Harriman	06/27/19	USD	274	NOK	2,325	(8)
Brown Brothers Harriman	07/10/19	USD	279	EUR	249	—
Brown Brothers Harriman	07/10/19	EUR	327	USD	371	6
Brown Brothers Harriman	07/11/19	USD	1,162	PLN	4,436	(5)
Citigroup	06/12/19	USD	963	CNH	6,471	(30)
Citigroup	06/13/19	MXN	12,917	USD	670	13
Citigroup	07/16/19	USD	1,490	INR	104,831	5
Citigroup	07/29/19	JPY	453,391	USD	4,159	(37)
Deutsche Bank	06/13/19	CHF	928	USD	927	3
Deutsche Bank	07/10/19	EUR	6,471	USD	7,271	36
Goldman Sachs	07/16/19	INR	84,329	USD	1,201	(2)
HSBC	06/12/19	CNH	3,160	USD	464	9
HSBC	06/13/19	USD	1,214	MXN	23,295	(29)
HSBC	07/16/19	USD	259	INR	18,197	1
JPMorgan Chase	07/10/19	EUR	1,053	USD	1,181	3
JPMorgan Chase	07/11/19	PLN	4,447	USD	1,158	(1)
Morgan Stanley	07/10/19	EUR	648	USD	728	3
Morgan Stanley	07/12/19	PEN	15,996	USD	4,812	72
RBS	06/13/19	USD	1,948	CHF	1,955	(1)
RBS	06/14/19	GBP	897	USD	1,173	41
Standard Chartered	06/13/19	USD	687	MXN	13,100	(21)
Standard Chartered	07/16/19	USD	1,512	INR	106,867	12
						$93

340	SEI Institutional Investments Trust / Annual Report / May 31, 2019

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2019, is as follows:

			Credit Default Swap
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
CDX.HA.HY.32 Index	Buy	1.00%	Quarterly	06/20/2024	$7,310	$(102)	$(135)	$33

						$(102)	$(135)	$33

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6-MONTH NOK - NIBOR	1.38%	Annually	06/22/2020	NOK	449,960	$(199)	$–	$(199)
2.1495%	3 MONTH USD - LIBOR	Quarterly	06/04/2029	USD	6,530	(23)	–	(23)
1.501%	6-MONTH GBP - LIBOR	Semi-Annually	03/01/2029	GBP	1,265	(62)	–	(62)
1.515%	6-MONTH GBP - LIBOR	Semi-Annually	03/01/2029	GBP	4,880	(238)	–	(238)
2.18625%	6-MONTH NOK - NIBOR	Semi-Annually	08/31/2028	NOK	45,930	(122)	–	(122)
2.3545	3-MONTH USD - LIBOR	Quarterly	07/12/2027	USD	1,860	(54)	–	(54)
2.44	3-MONTH USD - LIBOR	Quarterly	04/04/2027	USD	3,640	(106)	–	(106)
1.67	3-MONTH USD - LIBOR	Quarterly	11/09/2026	USD	1,230	29	–	29
1.66	3-MONTH USD - LIBOR	Quarterly	11/08/2026	USD	1,040	25	–	25
1.487	3-MONTH USD - LIBOR	Quarterly	10/04/2026	USD	7,010	267	–	267
2.293%	3-MONTH USD - LIBOR	Quarterly	08/04/2025	USD	1,833	(44)	–	(44)
2.4875%	3-MONTH USD - LIBOR	Quarterly	06/09/2025	USD	1,240	(44)	–	(44)
1.9905	3-MONTH USD - LIBOR	Quarterly	04/21/2025	USD	2,040	(2)	–	(2)
3 MONTH USD - LIBOR	2.896%	Semi-Annually	09/10/2023	USD	7,430	301	–	301
2.033%	3MLIBOR	Quarterly	06/04/2021	USD	4,177	(10)	–	(10)
3-MONTH - STIBOR	2.00%	Annually	06/04/2021	SEK	139,071	(5)	–	(5)
2.2875%	3-MONTH USD - LIBOR	Quarterly	05/24/2021	USD	10,910	(61)	–	(61)
3-MONTH CAD-CDOR	1.9975%	Semi-Annually	05/22/2021	CAD	18,810	54	–	54
6-MONTH NOK - NIBOR	1.78%	Annually	04/23/2021	NOK	309,780	2	–	2
3-MONTH USD - LIBOR	2.51%	Quarterly	04/18/2021	USD	1,930	(17)	–	(17)
2.403%	3-MONTH USD - LIBOR	Quarterly	04/02/2021	USD	8,250	(53)	–	(53)
2.3935%	3-MONTH USD - LIBOR	Quarterly	04/02/2021	USD	8,250	(52)	–	(52)
2.631%	3-MONTH USD - LIBOR	Semi-Annually	03/05/2021	USD	8,735	(205)	–	(205)
6-MONTH GBP - LIBOR	1.1125%	Semi-Annually	03/01/2021	GBP	19,800	100	–	100
2.631%	3-MONTH USD - LIBOR	Quarterly	11/10/2035	USD	1,300	(67)	–	(67)
.6725	6-MONTH JPY - LIBOR	Semi-Annually	01/08/2049	JPY	191,000	(103)	–	(103)

						$(689)	$–	$(689)

A list of the open OTC swap agreements held by the Fund at May 31, 2019 is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Credit Suisse	CMBX.NA.A.6 Index	Sell	2.00%	Monthly	05/11/2063	$(1,125)	$(2)	$(25)	$23
Goldman Sachs	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	836	(4)	11	(15)
Deutsche Bank	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	901	(4)	9	(13)
Deutsche Bank	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	3,003	(13)	31	(44)
Deutsche Bank	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	763	(3)	10	(13)
Credit Suisse	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	22	—	—	—
Credit Suisse	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	63	—	1	(1)

SEI Institutional Investments Trust / Annual Report / May 31, 2019	341

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Multi-Asset Real Return Fund (Continued)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Credit Suisse	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	$2,287	$(10)	$28	$(38)
Goldman Sachs	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	196	(1)	2	(3)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2049	(528)	(57)	(43)	(14)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(217)	(23)	(14)	(9)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(172)	(19)	(21)	2
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(565)	(61)	(43)	(18)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(29)	(3)	(2)	(1)
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(162)	(17)	(11)	(6)
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(778)	(84)	(54)	(30)
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Quarterly	12/31/2049	(900)	(97)	(42)	(55)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(163)	(18)	(25)	7
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(182)	(20)	(30)	10
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(254)	(27)	(43)	16
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(16)	(2)	(2)	—
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Quarterly	05/11/2063	(1,000)	(105)	(134)	29
Citigroup	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(165)	(18)	(23)	5
Citigroup	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(223)	(24)	(30)	6
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(965)	(104)	(145)	41
Citigroup	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(148)	(16)	(23)	7
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(28)	(3)	(3)	—
Citigroup	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(226)	(24)	(34)	10
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(638)	(69)	(74)	5
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(289)	(31)	(40)	9
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Quarterly	05/11/2063	(55)	(6)	(6)	—
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(28)	(3)	(3)	—
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(14)	(2)	(1)	(1)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(190)	(20)	(21)	1
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(166)	(18)	(15)	(3)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(284)	(31)	(31)	—
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(100)	(11)	(12)	1
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(100)	(11)	(12)	1
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(28)	(3)	(3)	—
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(243)	(26)	(36)	10
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(552)	(59)	(36)	(23)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(750)	(81)	(60)	(21)
Citigroup	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(33)	(4)	(5)	1
Goldman Sachs	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(20)	(2)	(3)	1
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(253)	(27)	(34)	7
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Quarterly	05/11/2063	(360)	(38)	(46)	8
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Quarterly	05/11/2063	(224)	(23)	(29)	6
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Quarterly	05/11/2063	(257)	(27)	(33)	6
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Quarterly	05/11/2063	(282)	(29)	(31)	2
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(711)	(76)	(81)	5
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(967)	(104)	(105)	1
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(711)	(76)	(79)	3
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(53)	(6)	(7)	1
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(1,018)	(109)	(115)	6
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(509)	(55)	(59)	4
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(355)	(38)	(41)	3
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(500)	(54)	(61)	7
JPMorgan Chase	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(185)	(20)	(23)	3
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(761)	(82)	(83)	1
JPMorgan Chase	CMBX.NA.BBB-.6 Index	Sell	3.00%	Quarterly	05/11/2063	(91)	(10)	(12)	2
Credit Suisse	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(108)	(12)	(14)	2
Credit Suisse	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(4)	—	(1)	1
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(150)	(16)	(18)	2

342	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	$(535)	$(55)	$(64)	$9
Citigroup	CMBX.NA.BBB-.9 Index	Buy	3.00%	Monthly	09/17/2058	251	15	18	(3)
Citigroup	CMBX.NA.BBB-.9 Index	Buy	3.00%	Quarterly	09/17/2058	265	15	18	(3)
Citigroup	CMBX.NA.BBB-.9 Index	Buy	3.00%	Quarterly	09/17/2058	264	15	18	(3)
Citigroup	CMBX.NA.BBB-.9 Index	Buy	3.00%	Monthly	09/17/2058	1,255	72	88	(16)
Citigroup	CMBX.NA.BBB-.9 Index	Buy	3.00%	Monthly	09/17/2058	1,018	59	75	(16)
Citigroup	CMBX.NA.BBB-.9 Index	Buy	3.00%	Monthly	09/17/2058	1,018	59	78	(19)
Citigroup	CMBX.NA.BBB-.9 Index	Buy	3.00%	Monthly	09/17/2058	509	29	41	(12)
Citigroup	Sprint Communications Inc.	Buy	5.00%	Quarterly	06/20/2019	571	(7)	—	(7)
Citigroup	Sprint Communications Inc.	Buy	5.00%	Quarterly	06/20/2019	499	(6)	—	(6)

							$(1,742)	$(1,613)	$(129)

Total Return Swaps**
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Macquarie Bank Limited	MACQUARIE COMMODITY PRODUCT 251E	0.32%	Index Return	Monthly	06/08/2019	USD	1,291	$—	$—	$—
Macquarie Bank Limited	BLOOMBERG COMMODITY INDEX TOTAL RETURN	US T-BILL HIGH DISCOUNT RATE + 9 BPS	Index Return	Monthly	06/26/2019	USD	12,746	(269)	—	(269)
Macquarie Bank Limited	BLOOMBERG COMMODITY INDEX 2 MONTH FORWARD TR	US T-BILL HIGH DISCOUNT RATE + 16.5 BPS	Index Return	Monthly	06/26/2019	USD	992	(21)	—	(21)
Merrill Lynch	BOFA MERRILL LYNCH COMMODITY MLBXCS3E EXCESS	3-Month U.S. Treasury rate plus 46 BPS	Index Return	Monthly	06/08/2019	USD	2,802	—	—	—
Merrill Lynch	BLOOMBERG COMMODITY INDEX TOTAL RETURN	US T-BILL HIGH DISCOUNT RATE + 12 BPS	Index Return	Monthly	06/26/2019	USD	12,140	(257)	—	(257)
Merrill Lynch	BLOOMBERG COMMODITY INDEX 2 MONTH FORWARD TR	US T-BILL HIGH DISCOUNT RATE + 13 BPS	Index Return	Monthly	06/26/2019	USD	1,618	(34)	—	(34)
Societe Generale	SOCIETE GENERALE COMMODITIES CUSTOM ALPHA 061	0.35%	Index Return	Monthly	06/08/2019	USD	3,726	—	—	–
Societe Generale	BLOOMBERG COMMODITY INDEX TOTAL RETURN	US T-BILL HIGH DISCOUNT RATE + 11 BPS	Index Return	Monthly	06/26/2019	USD	7,431	(157)	—	(157)
Societe Generale	BLOOMBERG COMMODITY INDEX 2 MONTH FORWARD TR	US T-BILL HIGH DISCOUNT RATE + 14 BPS	Index Return	Monthly	06/26/2019	USD	1,763	(37)	—	(37)

								$(775)	$—	$(775)

As of May 31, 2019, the Reverse Repurchase Agreements held by the Fund are listed below:

Principal Amount ($ Thousands)	Counterparty	Rate	Maturity	Value ($ Thousands)
$(11,591)	Chase Securities	2.65%	Open Ended	$(11,591)
(25,579)	Chase Securities	2.65%	06/11/2019	(25,579)
(25,448)	Chase Securities	2.65%	06/06/2019	(25,448)
(24,590)	Chase Securities	2.62%	Open Ended	(24,590)
(38,816)	Chase Securities	2.57%	07/11/2019	(38,816)
(37,430)	HSBC	2.51%	Open Ended	(37,430)
(25,944)	HSBC	2.46%	Open Ended	(25,944)

				$(189,398)

Percentages are based on Net Assets of $911,520 ($ Thousands).

*	Non-income producing security.
**	Security, or a portion thereof, is held by the MARR Commodity Strategy Subsidiary, Ltd. as of May 31, 2019.

‡	Real Estate Investment Trust.

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2019, the value of these securities amounted to $71,807 ($ Thousands), representing 7.9% of the Net Assets of the Fund.

(C)	Security is in default on interest payment.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(E)	Security, or a portion thereof, has been pledged as collateral for open swap contracts and/or reverse repurchase agreements.

(F)	Security, or a portion thereof, has been pledged as collateral for open futures contracts.

(G)	Security, or a portion thereof, has been pledged as collateral for open short positions.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	343

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Multi-Asset Real Return Fund (Concluded)

(H) Refer to table below for details on Options Contracts.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CMBX — Commercial Mortgage-Backed Index

CMO — Collateralized Mortgage Obligation

CNH — Chinese Yuan Offshore

CPI — Consumer Price Index

EAFE — Europe, Australasia and Far East

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

HRW — Hard Red Winter

ICE— Intercontinental Exchange

INR — Indian Rupee

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LME — London Metal Exchange

Ltd. — Limited

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MXN — Mexican Peso

NOK — Norwegian Krone

NYMEX — New York Mercantile Exchange

NZD — New Zealand Dollar

PEN — Peruvian Nuevo Sol

PLC — Public Limited Company

PLN — Polish Zloty

S&P— Standard & Poor’s

SEK — Swedish Krona

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$–	$587,120	$–	$587,120
Common Stock	261,470	–	–	261,470
Corporate Obligations	–	81,359	–	81,359
Mortgage-Backed Securities	–	63,691	–	63,691
U.S. Government Agency
Obligations	–	50,517	–	50,517
Asset-Backed Securities	–	19,015	–	19,015
Sovereign Debt	–	16,262	–	16,262

Total Investments in Securities	$261,470	$817,964	$–	$1,079,434

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(116,793)	$–	$–	$(116,793)

Total Securities Sold Short	$(116,793)	$–	$–	$(116,793)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$499	$–	$–	$499
Written Options	(113)	–	–	(113)
Futures Contracts *
Unrealized Appreciation	2,472	–	–	2,472
Unrealized Depreciation	(8,490)	–	–	(8,490)
Forwards Contracts *
Unrealized Appreciation	–	238	–	238
Unrealized Depreciation	–	(145)	–	(145)
Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Appreciation	–	33	–	33
Interest Rate Swaps *
Unrealized Appreciation	–	778	–	778
Unrealized Depreciation	–	(1,467)	–	(1,467)
OTC Swaps
Credit Default Swaps *
Unrealized Appreciation	–	264	–	264
Unrealized Depreciation	–	(393)	–	(393)
Total Return Swaps *
Unrealized Depreciation	–	(775)	–	(775)
Reverse Repurchase Agreements	–	(189,398)	–	(189,398)

Total Other Financial Instruments	$(5,632)	$(190,865)	$–	$(196,497)

* Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

344	SEI Institutional Investments Trust / Annual Report / May 31, 2019

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STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2019

	Large Cap Fund	Large Cap Disciplined Equity Fund
Assets:
Investments, at value †	$1,048,625*	$1,956,838*
Affiliated investments, at value ††	120,603	129,147
Cash and cash equivalents	–	–
Cash pledged as collateral on futures contracts	3,609	6,357
Receivable for fund shares sold	6,870	161
Receivable for investment securities sold	5,727	103,621
Dividends and interest receivable	2,735	4,520
Foreign tax reclaim receivable	14	70
Prepaid expenses	7	18
Total Assets	1,188,190	2,200,732
Liabilities:
Payable upon return on securities loaned	26,526	56,766
Payable for fund shares redeemed	65,058	124,159
Payable for investment securities purchased	5,187	14,400
Payable for variation margin	1,065	1,938
Payable to custodian	1	22
Investment advisory fees payable	171	305
Trustees fees payable	6	2
CCO fees payable	1	2
Accrued expense payable	45	87
Total Liabilities	98,060	197,681
Net Assets	$1,090,130	$2,003,051
† Cost of investments	$903,606	$1,771,734
†† Cost of affiliated investments	120,602	129,151
* Includes market value of securities on loan	25,591	54,663
Net Assets:
Paid-in Capital – (unlimited authorization – no par value)	$898,271	$1,744,527
Total distributable earnings (loss)	191,859	258,524
Net Assets	$1,090,130	$2,003,051
Net Asset Value, Offering and Redemption Price Per Share — Class A	$14.73	$10.27
	($1,090,130,462 ÷	($2,003,051,059 ÷
	73,994,667 shares)	195,099,021 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

346	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund	Small Cap Fund		Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Equity Factor Allocation Fund

$ 1,606,746*	$3,866,409*	$916,803*	$256,484*		$327,024*	$1,133,665*	$860,689
53,571	124,664	101,937	31,563		55,349	194,556	24,467
–	–	–	–		–	1	1,213
–	–	–	107		57	1,737	1,282
9,305	61,479	14,926	19		1,142	3,744	56,941
–	–	–	463		766	2,464	22,060
3,097	8,044	773	333		291	1,499	1,679
15	67	–	–		–	–	4
13	28	7	2		3	10	4
1,672,747	4,060,691	1,034,446	288,971		384,632	1,337,676	968,339

20,610	25,374	84,357	20,292		44,448	115,605	–
863	26,474	4,786	249		1,736	39,427	747
14,400	31,123	6,997	1,273		1,177	3,196	94,033
410	1,538	223	30		16	434	336
–	–	1	–		–	–	–
14	35	25	103		127	426	–
8	20	5	1		2	6	4
2	4	1	–		–	1	1
403	441	215	11		13	49	38
36,710	85,009	96,610	21,959		47,519	159,144	95,159
$ 1,636,037	$3,975,682	$937,836	$267,012		$337,113	$1,178,532	$873,180
$ 628,742	$2,742,389	$749,540	$238,728		$323,172	$1,078,930	$849,389
53,349	124,670	101,574	31,562		55,349	194,561	24,467
19,927	24,427	80,842	19,558		42,686	111,303	–

$ 535,705	$2,853,540	$772,531	$248,055		$338,425	$1,103,601	$873,072
1,100,332	1,122,142	165,305	18,957		(1,312)	74,931	108
$ 1,636,037	$3,975,682	$937,836	$267,012		$337,113	$1,178,532	$873,180
$173.92	$14.78	$14.52	$13.66		$9.93	$10.27	$10.18
($1,636,037,422 ÷	($3,975,682,426 ÷	($937,835,758 ÷	($267,012,277 ÷		($337,113,175 ÷	($1,178,531,696 ÷	($873,180,445 ÷
9,406,870 shares)	269,049,485 shares)	64,594,100 shares)	19,543,593 shares	)	33,935,987 shares)	114,764,051 shares)	85,774,094 shares)

SEI Institutional Investments Trust / Annual Report / May 31, 2019	347

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2019

	U.S. Managed Volatility Fund	Global Managed Volatility Fund
Assets:
Investments, at value †	$1,165,737	$2,414,378
Affiliated investments, at value ††	9,926	30,361
Repurchase agreements†	–	–
Cash and cash equivalents	2	7,079
Cash pledged as collateral on swap contracts	–	–
Cash pledged as collateral on futures contracts	302	1,183
Cash pledged as collateral on forward foreign currency contracts	–	–
Foreign currency, at value †††	916	5,559
Receivable for fund shares sold	2,336	137,228
Dividends and interest receivable	3,523	8,729
Receivable for investment securities sold	76	51
Foreign tax reclaim receivable	1	3,194
Unrealized gain on forward foreign currency contracts	–	1,131
Unrealized gain on foreign spot currency contracts	–	23
Due from Custodian	–	–
Swap contracts, at value ††††	–	–
Options purchased, at value †††††	–	–
Receivable for variation margin	–	4
Prepaid expenses	9	19
Total Assets	1,182,828	2,608,939
Liabilities:
Payable upon return on securities loaned	–	–
Payable for fund shares redeemed	929	12,268
Payable for variation margin	86	286
Payable for investment securities purchased	–	102,803
Income distribution payable	–	–
Swap contracts, at value ††††	–	–
Options written, at value †††††	–	–
Payable to custodian	–	–
Unrealized loss on foreign currency spot contracts	–	37
Unrealized loss on forward foreign currency contracts	–	2,145
Investment advisory fees payable	187	440
Trustees fees payable	6	11
CCO fees payable	1	2
Due to broker	–	–
Accrued expense payable	46	116
Accrued foreign capital gains tax on appreciated securities	–	–
Total Liabilities	1,255	118,108
Net Assets	$1,181,573	$2,490,831
† Cost of investments	$990,154	$2,322,329
†† Cost of affiliated investments	9,926	30,361
††† Cost of foreign currency	922	5,621
†††† Cost (Premiums received)	–	–
††††† Cost (Premiums received)	–	–
* Includes market value of securities on loan	–	–
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$975,796	$2,336,258
Total distributable earnings (loss)	205,777	154,573
Net Assets	$1,181,573	$2,490,831
Net Asset Value, Offering and Redemption Price Per Share — Class A	$13.01	$11.53
	($1,181,573,273 ÷	($2,490,831,422 ÷
	90,796,790 shares)	215,990,734 shares)
Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

348	SEI Institutional Investments Trust / Annual Report / May 31, 2019

World Equity Ex-US Fund	Screened World Equity Ex-US Fund	World Select Equity Fund	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund

$ 7,767,177*	$ 94,605	$ 940,885	$ 924,986	$ 1,343,388	$ 7,174,358	$ 2,594,691
604,560	2,276	13,998	51,118	72,574	143,681	88,777
–	–	–	–	1,200	25,000	–
196,623	1,291	10,256	21,474	158	17	–
–	–	–	–	–	8,859	–
18,098	154	9,968	3,075	161	3,043	3,457
–	–	4,435	–	–	–	–
12,493	249	2,221	1,922	51	1,902	35
33,497	147	2	6,710	4,416	111,027	3,888
25,091	285	4,322	2,657	4,586	35,455	35,795
24,176	17	3,025	562	24,471	282,378	26,292
12,578	178	826	52	12	271	165
1,176	–	2,780	–	–	167	–
15	–	349	1	–	1	–
–	–	17	–	–	–	–
–	–	–	–	–	–	38
–	–	293	–	–	1,538	–
39	1	1,417	259	51	10,296	198
57	1	8	7	11	34	19
8,695,580	99,204	994,802	1,012,823	1,451,079	7,798,027	2,753,355

308,151	–	–	–	–	–	–
46,359	21	350	482	22,661	3,350	27,309
2,960	23	1,437	–	161	9,270	52
7,867	134	3,215	3,144	39,020	729,826	43,093
–	–	–	–	–	462	259
–	–	–	–	–	–	5
–	–	–	–	–	1,376	–
–	–	–	–	–	–	382
36	–	233	1	–	1	–
35	–	3,596	–	–	575	–
2,044	21	236	481	252	556	627
41	1	5	5	7	32	13
8	–	1	1	1	6	2
–	–	312	–	–	–	–
584	35	195	383	56	228	103
223	–	45	421	–	–	–
368,308	235	9,625	4,918	62,158	745,682	71,845
$ 8,327,272	$ 98,969	$ 985,177	$ 1,007,905	$ 1,388,921	$ 7,052,345	$ 2,681,510
$ 6,984,545	$ 87,973	$ 996,890	$ 857,598	$ 1,341,682	$ 7,038,498	$ 2,625,005
604,544	2,276	13,998	51,118	72,574	143,681	88,777
12,477	240	2,214	1,936	57	1,917	36
–	–	–	–	–	–	211
–	–	349	–	–	(646)	–
294,466	–	–	–	–	–	–

$ 7,593,234	$ 94,097	$ 1,061,767	$ 976,926	$ 1,393,637	$ 6,995,223	$ 2,887,912
734,038	4,872	(76,590)	30,979	(4,716)	57,122	(206,402)
$ 8,327,272	$ 98,969	$ 985,177	$ 1,007,905	$ 1,388,921	$ 7,052,345	$ 2,681,510
$12.08	$10.31	$9.38	$8.99	$8.24	$10.35	$8.65
($8,327,271,926 ÷ 689,303,171 shares)	($98,968,691 ÷ 9,598,274 shares)	($985,177,338 ÷ 105,068,110 shares)	($1,007,905,000 ÷ 112,058,057 shares)	($1,388,920,761 ÷ 168,615,481 shares)	($7,052,344,820 ÷ 681,530,310 shares)	($2,681,510,098 ÷ 310,115,892 shares)

SEI Institutional Investments Trust / Annual Report / May 31, 2019	349

STATEMENTS OF ASSETS AND LIABILITIES / CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2019

	Long Duration Fund	Long Duration Credit Fund
Assets:
Investments, at value †	$1,402,409	$3,873,551
Affiliated investments, at value ††	16,326	52,203
Repurchase agreements†	–	–
Cash and cash equivalents	–	–
Cash pledged as collateral on swap contracts	–	–
Cash pledged as collateral on futures contracts	–	–
Cash pledged as collateral on forward foreign currency contracts	–	–
Foreign currency, at value †††	–	–
Receivable for fund shares sold	793	10,427
Dividends and interest receivable	12,280	40,851
Receivable for investment securities sold	1,873	4,290
Receivable for variation margin	1,707	3,087
Foreign tax reclaim receivable	48	557
Unrealized gain on forward foreign currency contracts	–	–
Unrealized gain on foreign spot currency contracts	–	–
Swap contracts, at value ††††	–	–
Options purchased, at value †††††	–	–
Due from broker	–	–
Prepaid expenses	12	26
Total Assets	1,435,448	3,984,992
Liabilities:
Payable for investment securities purchased	3,400	6,715
Payable for fund shares redeemed	3,143	6,634
Payable for variation margin	815	2,491
Payable to custodian	51	–
Payable for securities sold short@	–	–
Income distribution payable	–	–
Swap contracts, at value ††††	–	–
Options written, at value †††††	–	–
Reverse repurchase agreements	–	–
Deposits from counterparty	–	–
Unrealized loss on foreign currency spot contracts	–	–
Unrealized loss on forward foreign currency contracts	–	–
Investment advisory fees payable	154	427
Trustees fees payable	6	18
CCO fees payable	1	3
Accrued expense payable	61	145
Total Liabilities	7,631	16,433
Net Assets	$1,427,817	$3,968,559
† Cost of investments	$1,290,797	$3,687,917
†† Cost of affiliated investments	16,326	52,203
††† Cost of foreign currency	–	–
†††† Cost (Premiums received)	–	–
††††† Cost (Premiums received)	–	–
@Proceeds from securities sold short	–	–
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$1,341,959	$3,847,321
Total distributable earnings (loss)	85,858	121,238
Net Assets	$1,427,817	$3,968,559
Net Asset Value, Offering and Redemption Price Per Share — Class A	$8.59	$10.42
	($1,427,817,067 ÷	($3,968,559,341 ÷
	166,266,965 shares)	380,959,996 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

350	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Ultra Short Duration Bond Fund	Emerging Markets Debt Fund	Real Return Fund	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund

$451,944	$2,128,143	$280,388	$1,524,979	$3,018,606	$2,207,123	$1,079,434
2,371	–	–	19,768	42,290	–	–
2,000	–	–	–	–	–	–
39	95,732	683	–	–	22,112	128,803
–	1,592	–	–	–	–	1,429
28	2,458	–	–	–	32,836	6,915
–	5,010	–	–	–	–	280
–	10,082	–	–	–	–	1
3,348	5,803	7,210	3,959	8,474	1,640	10,419
1,612	39,496	392	5,906	23,695	4,396	2,640
1,249	8,502	–	20,969	1,790	31,633	12,632
31	394	–	227	198	4,893	2,379
16	–	–	53	–	58	21
–	9,189	–	–	–	12,648	238
–	88	–	–	–	–	–
–	5,322	–	–	–	–	264
–	–	–	–	–	9,187	499
–	2,207	–	–	–	–	–
3	15	2	10	20	17	6
462,641	2,314,033	288,675	1,575,871	3,095,073	2,326,543	1,245,960

3,575	39,141	6,415	20,549	29,563	–	12,734
12,657	12,678	447	21,130	10,662	31,265	5,870
29	373	–	–	131	–	4,489
–	–	–	–	–	–	–
–	–	–	–	–	–	116,793
3	–	–	60	–	–	–
–	2,739	–	–	–	2,968	2,781
–	–	–	–	–	–	113
–	–	–	–	–	–	189,398
–	–	–	–	–	–	1,406
–	133	–	–	–	–	–
–	12,683	–	–	–	293	145
39	687	–	118	333	123	140
2	10	1	7	14	12	4
–	2	–	1	3	2	1
17	321	8	59	109	72	566
16,322	68,767	6,871	41,924	40,815	34,735	334,440
$446,319	$2,245,266	$281,804	$1,533,947	$3,054,258	$2,291,808	$911,520
$452,573	$2,225,336	$278,903	$1,518,704	$2,946,027	$1,254,713	$1,055,729
2,371	–	–	19,768	42,290	–	–
–	9,030	–	–	–	–	1
–	1,211	–	–	–	–	(1,613)
–	–	–	–	–	6,951	235
–	–	–	–	–	–	118,120

$449,734	$2,420,646	$285,164	$1,535,319	$3,017,552	$1,324,006	$1,032,618
(3,415)	(175,380)	(3,360)	(1,372)	36,706	967,802	(121,098)
$446,319	$2,245,266	$281,804	$1,533,947	$3,054,258	$2,291,808	$911,520
$10.00	$9.66	$9.60	$9.96	$10.10	$19.62	$7.78
($446,318,994 ÷	($2,245,265,894 ÷	($281,804,185 ÷	($1,533,946,882 ÷	($3,054,257,557 ÷	($2,291,808,267 ÷	($911,520,330 ÷
44,649,183 shares)	232,504,727 shares)	29,363,786 shares)	153,943,044 shares)	302,343,554 shares)	116,811,661 shares)	117,176,201 shares)

SEI Institutional Investments Trust / Annual Report / May 31, 2019	351

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2019

	Large Cap Fund	Large Cap Disciplined Equity Fund
Investment Income:
Dividends	$26,951	$49,585
Income from affiliated investments(1)	886	1,576
Interest income	–	4
Security lending income — net(1)(2)	59	117
Less: foreign taxes withheld	(241)	(60)
Total Investment Income	27,655	51,222
Expenses:
Investment advisory fees	5,378	10,333
Administration fees	672	1,292
Trustees’ fees	26	56
Chief compliance officer fees	7	13
Custodian/wire agent fees	53	102
Professional fees	52	101
Registration fees	21	45
Printing fees	12	24
Licensing fees	–	–
Other expenses	84	161
Total Expenses	6,305	12,127
Less:
Waiver of investment advisory fees	(3,098)	(6,037)
Waiver of administration fees	(672)	(1,292)
Fees paid indirectly(1)	–	(1)
Net Expenses	2,535	4,797
Net Investment Income	25,120	46,425
Net Realized Gain (Loss) on:
Investments	139,128	271,871
Affiliated investments	9	17
Futures contracts	(1,128)	(2,440)
Foreign currency transactions	–	(50)
Foreign forward currency contracts	–	2
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(135,170)	(288,812)
Affiliated investments	(2)	(4)
Futures contracts	(156)	(153)
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	(1)
Foreign forward currency contracts	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	$27,801	$26,855

(1) See Note 6 in the Notes to Financial Statements.

(2) Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

352	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund	Small Cap Fund	Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Equity Factor Allocation Fund

$40,265	$91,346	$14,219	$4,654	$4,097	$21,249	$12,399
444	1,955	433	208	280	1,017	220
27	111	28	–	–	–	55
136	214	636	103	307	344	–
–	–	(13)	(3)	(9)	(29)	(5)
40,872	93,626	15,303	4,962	4,675	22,581	12,669

920	1,229	1,168	2,102	2,620	9,156	1,439
920	2,048	487	162	202	704	288
35	79	19	6	8	27	11
9	21	5	2	2	7	3
73	164	40	13	16	55	36
71	161	38	13	15	55	23
30	61	13	6	6	23	7
17	42	9	1	2	13	7
–	959	–	–	–	–	–
250	251	142	21	27	89	33
2,325	5,015	1,921	2,326	2,898	10,129	1,847

(736)	(819)	(876)	(724)	(944)	(3,512)	(1,439)
(920)	(2,048)	(487)	(162)	(202)	(704)	(288)
–	–	–	(4)	(1)	(18)	–
669	2,148	558	1,436	1,751	5,895	120
40,203	91,478	14,745	3,526	2,924	16,686	12,549

208,114	97,813	31,549	27,749	29,753	140,264	(14,066)
121	20	11	19	32	67	–
1,123	(183)	(54)	(789)	1,812	(3,026)	134
–	–	–	–	–	–	–
–	–	–	–	–	–	–

(185,358)	(38,453)	(78,021)	(54,752)	(64,939)	(242,158)	9,331
(234)	(8)	(312)	(1)	(4)	(9)	–
6	1,782	(1,018)	(68)	(31)	–	(530)
–	–	–	–	–	–	–
–	–	–	–	–	–	–
$63,975	$152,449	$(33,100)	$(24,316)	$(30,453)	$(88,176)	$7,418

SEI Institutional Investments Trust / Annual Report / May 31, 2019	353

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2019

	U.S. Managed Volatility Fund		Global Managed Volatility Fund	World Equity Ex-US Fund
Investment Income:
Dividends	$35,556	$	74,804	$221,885
Income from affiliated investments(1)	641		1,108	5,363
Interest income	–		178	4,086
Security lending income — net(1)(2)	–		–	3,558
Less: foreign taxes withheld	(283)		(3,797)	(23,048)
Total Investment Income	35,914		72,293	211,844
Expenses:
Investment advisory fees	8,473		15,040	45,510
Administration fees	652		1,157	4,137
Trustees’ fees	25		44	160
Chief compliance officer fees	7		12	43
Custodian/wire agent fees	53		140	852
Professional fees	50		90	340
Registration fees	19		33	121
Printing fees	12		22	85
Commission fees	–		–	–
Other expenses	81		142	522
Total Expenses	9,372		16,680	51,770
Less:
Waiver of investment advisory fees	(6,138)		(9,949)	(21,870)
Waiver of administration fees	(652)		(1,157)	(4,137)
Fees paid indirectly(1)	–		–	(80)
Net Expenses	2,582		5,574	25,683
Net Investment Income	33,332		66,719	186,161
Net Realized Gain (Loss) on:
Investments	60,093		46,414	(123,120)
Affiliated investments	–		–	189
Futures contracts	2,430		4,498	13,860
Foreign currency transactions	(37)		(718)	(3,455)
Foreign forward currency contracts	–		29,105	2,476
Purchased and written options	–		–	–
Swap contracts	–		–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,235)		(69,393)	(661,963)
Affiliated investments	–		–	(11)
Futures contracts	(213)		(607)	(9,160)
Purchased and written options	–		–	–
Swap contracts	–		–	–
Foreign capital gains tax on appreciated securities	–		–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	(4)		(83)	(61)
Foreign forward currency contracts	–		(1,188)	(639)
Net Increase (Decrease) in Net Assets Resulting from Operations	$94,366	$	74,747	$(595,723)

(1) See Note 6 in the Notes to Financial Statements.

(2) Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

354	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Screened World Equity Ex-US Fund	World Select Equity Fund	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund

$3,002	$30,147	$26,902	$36	$–	$1,760
94	403	500	958	3,559	2,389
24	166	859	70,167	219,589	182,117
–	–	–	–	–	–
(350)	(2,296)	(2,406)	–	(83)	–
2,770	28,420	25,855	71,161	223,065	186,266

704	6,264	10,528	7,321	19,723	13,766
54	569	501	813	3,138	1,412
2	21	19	31	125	54
1	6	5	8	34	14
77	357	856	65	263	115
4	44	41	63	258	110
1	34	16	28	101	41
–	10	9	14	67	28
–	–	36	–	–	–
16	71	97	101	405	174
859	7,376	12,108	8,444	24,114	15,714

(443)	(3,221)	(4,913)	(3,766)	(13,149)	(6,142)
(54)	(569)	(501)	(813)	(3,138)	(1,412)
–	–	–	–	–	–
362	3,586	6,694	3,865	7,827	8,160
2,408	24,834	19,161	67,296	215,238	178,106

(1,601)	(341)	(35,129)	(5,117)	6,935	(35,048)
–	–	–	–	–	–
367	5,176	481	(359)	6,738	–
(31)	1,925	(351)	(11)	(676)	(13)
(16)	1,151	(62)	–	1,081	–
–	(9,571)	–	–	5,416	–
–	–	–	–	9,708	132

(7,900)	(131,411)	(101,022)	(2,711)	196,108	(1,314)
–	–	–	–	–	–
–	6,157	(1,175)	89	7,249	–
–	361	–	–	(471)	–
–	–	–	–	(11,248)	203
–	–	626	–	–	–

3	77	1	(4)	(51)	–
–	384	–	–	(1,789)	–
$(6,770)	$(101,258)	$(117,470)	$59,183	$434,238	$142,066

SEI Institutional Investments Trust / Annual Report / May 31, 2019	355

STATEMENTS OF OPERATIONS / CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2019

	Long Duration Fund	Long Duration Credit Fund	Ultra Short Duration Bond Fund
Investment Income:
Dividends	$ –	$ –	$ –
Income from affiliated investments(1)	416	849	59
Interest income	73,892	161,468	13,217
Less: foreign taxes withheld	–	(11)	–
Total Investment Income	74,308	162,306	13,276
Expenses:
Investment advisory fees	5,306	11,646	695
Administration fees	884	1,941	232
Trustees' fees	33	75	9
Chief compliance officer fees	9	20	2
Custodian/wire agent fees	75	161	19
Professional fees	65	148	18
Registration fees	27	58	7
Printing fees	16	39	3
Interest expense on reverse repurchase agreements	–	–	–
Dividend expense on securities sold short	–	–	–
Other expenses	112	239	30
Total Expenses	6,527	14,327	1,015
Less:
Waiver of investment advisory fees	(3,007)	(6,600)	(232)
Waiver of administration fees	(884)	(1,941)	(232)
Net Expenses	2,636	5,786	551
Net Investment Income	71,672	156,520	12,725
Net Realized Gain (Loss) on:
Investments	(2,206)	(50,531)	(163)
Securities sold short	–	–	–
Futures contracts	2,018	(2,202)	(95)
Foreign currency transactions	–	–	–
Foreign forward currency contracts	–	–	–
Purchased and written options	–	–	–
Swap contracts	–	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	69,300	236,612	1,675
Securities sold short	–	–	–
Futures contracts	2,056	1,152	1
Purchased and written options	–	–	–
Purchased and written swaptions	–	–	–
Swap contracts	–	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	–
Foreign forward currency contracts	–	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 142,840	$ 341,551	$ 14,143

(1) See Note 6 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

356	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Emerging Markets Debt Fund	Real Return Fund	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund

$ –	$ –	$ –	$ –	$ 50,492	$ 7,317
–	–	565	1,435	–	–
148,825	5,491	40,279	95,548	380	23,685
(2,574)	–	–	–	(398)	(2)
146,251	5,491	40,844	96,983	50,474	31,000

19,056	555	3,730	7,132	14,728	5,063
1,121	126	746	1,427	1,227	460
43	5	29	54	47	17
11	1	8	15	13	5
641	3	63	121	36	35
89	10	58	110	96	36
35	3	20	46	36	15
21	1	14	28	24	7
–	–	–	–	–	4,762
–	–	–	–	–	2,700
169	21	96	174	162	64
21,186	725	4,764	9,107	16,369	13,164

(10,668)	(547)	(2,388)	(3,424)	(13,255)	(3,453)
(1,121)	(126)	(746)	(1,427)	(1,227)	(460)
9,397	52	1,630	4,256	1,887	9,251
136,854	5,439	39,214	92,727	48,587	21,749

(55,203)	(1,028)	(1,231)	(13,713)	108,240	(3,635)
–	–	–	–	–	(12,199)
(515)	–	840	(842)	(20,904)	(25,826)
(80,732)	–	–	–	260	(831)
(1,425)	–	–	–	5,969	1,421
–	–	–	–	(1,424)	(712)
2,105	–	–	–	(59,824)	(1,602)
31,686	3,222	14,751	121,786	(62,402)	13,397
–	–	–	–	–	17,539
1,029	–	222	(210)	(19,295)	(5,962)
–	–	–	–	–	151
–	–	–	–	2,236	–
3,153	–	–	–	6,937	(3,253)
784	–	–	–	–	47
552	–	–	–	13,040	(525)
$ 38,288	$ 7,633	$ 53,796	$ 199,748	$ 21,420	$ (241)

SEI Institutional Investments Trust / Annual Report / May 31, 2019	357

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Large Cap Fund		Large Cap Disciplined Equity Fund
	06/01/18 to 05/31/19	06/01/17 to 05/31/18	06/01/18 to 05/31/19		06/01/17 to 05/31/18
Operations:
Net investment income	$25,120	$28,091	$46,425	$	57,907
Net realized gain from investments, securities sold short, futures contracts, options, swaptions and swap contracts	138,009	276,007	269,448		505,500
Net realized loss on foreign currency transactions and forward currency contracts	–	–	(48)		(9)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	(135,328)	(36,891)	(288,969)		(159,344)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign forward currency contracts	–	–	(1)		7
Net Increase (Decrease) in Net Assets Resulting from Operations	27,801	267,207	26,855		404,061
Distributions:(1)
Class A	(298,894)	(346,687)	(568,095)		(444,736)
Total Distributions	(298,894)	(346,687)	(568,095)		(444,736)
Capital Share Transactions:(2)
Class A:
Proceeds from shares issued	190,034	107,316	227,198		391,718
Reinvestment of dividends & distributions	294,237	339,323	556,494		436,426
Cost of shares redeemed	(491,440)	(1,018,049)	(1,273,358)		(1,469,243)
Net Increase (Decrease) from Class A Transactions	(7,169)	(571,410)	(489,666)		(641,099)
Net Increase (Decrease) in Net Assets	(278,262)	(650,890)	(1,030,906)		(681,774)
Net Assets
Beginning of Year	1,368,392	2,019,282	3,033,957		3,715,731
End of Year(3)	$1,090,130	$1,368,392	$2,003,051	$	3,033,957

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
(2)	See Note 7 in the Notes to Financial Statements for additional information.
(3)

Includes undistributed net investment income of $3,608, $67, $6,255, $14,031, $827, $58 and $521, as of year ended May 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

358	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Large Cap Index Fund				S&P 500 Index Fund				Extended Market Index Fund				Small Cap Fund				Small Cap II Fund
	06/01/18 to 05/31/19		06/01/17 to 05/31/18		06/01/18 to 05/31/19		06/01/17 to 05/31/18		06/01/18 to 05/31/19		06/01/17 to 05/31/18		06/01/18 to 05/31/19		06/01/17 to 05/31/18		06/01/18 to 05/31/19		06/01/17 to 05/31/18

$	40,203	$	42,052	$	91,478	$	82,731	$	14,745	$	11,707	$	3,526	$	3,108	$	2,924	$	2,704

	209,358		208,420		97,650		32,282		31,506		29,731		26,979		57,357		31,597		61,127
	–		–		–		–		–		–		–		–		–		–

	(185,586)		63,556		(36,679)		452,131		(79,351)		116,742		(54,821)		8,573		(64,974)		19,733

	–		–		–		–		–		–		–		–		–		–
	63,975		314,028		152,449		567,144		(33,100)		158,180		(24,316)		69,038		(30,453)		83,564

	(282,875)		(99,808)		(179,565)		(110,128)		(52,969)		(46,160)		(62,204)		(45,901)		(70,490)		(55,135)
	(282,875)		(99,808)		(179,565)		(110,128)		(52,969)		(46,160)		(62,204)		(45,901)		(70,490)		(55,135)

	230,861		229,333		730,147		1,186,354		226,995		376,268		41,054		24,598		38,687		66,868
	276,634		97,838		175,363		107,277		51,653		44,799		60,568		43,312		69,933		53,505
	(642,175)		(905,943)		(1,160,884)		(1,593,338)		(250,878)		(454,859)		(123,697)		(228,968)		(112,849)		(169,247)
	(134,680)		(578,772)		(255,374)		(299,707)		27,770		(33,792)		(22,075)		(161,058)		(4,229)		(48,874)
	(353,580)		(364,552)		(282,490)		157,309		(58,299)		78,228		(108,595)		(137,921)		(105,172)		(20,445)

	1,989,617		2,354,169		4,258,172		4,100,863		996,135		917,907		375,607		513,528		442,285		462,730
$	1,636,037	$	1,989,617	$	3,975,682	$	4,258,172	$	937,836	$	996,135	$	267,012	$	375,607	$	337,113	$	442,285

SEI Institutional Investments Trust / Annual Report / May 31, 2019	359

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years or period ended May 31,

	Small/Mid Cap Equity Fund		U.S. Equity Factor Allocation Fund(1)		U.S. Managed Volatility Fund
	06/01/18 to 05/31/19	06/01/17 to 05/31/18	06/01/18 to 05/31/19	04/26/18 to 05/31/18	06/01/18 to 05/31/19	06/01/17 to 05/31/18
Operations:
Net investment income	$16,686	$13,157	$12,549	$352	$33,332	$33,891
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	137,305	223,643	(13,932)	(138)	62,523	180,409
Net realized gain (loss) on foreign currency transactions and forward currency contracts	–	–	–	–	(37)	(12)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	(242,167)	22,750	8,801	2,032	(1,448)	(95,035)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign forward currency contracts	–	–	–	–	(4)	(4)
Net change in foreign capital gains tax on appreciated securities	–	–	–	–	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	(88,176)	259,550	7,418	2,246	94,366	119,249
Distributions:(3)
Class A	(244,007)	(196,880)	(9,556)	–	(198,964)	(158,679)
Total Distributions	(244,007)	(196,880)	(9,556)	–	(198,964)	(158,679)
Capital Share Transactions:(4)
Class A:
Proceeds from shares issued	156,446	302,677	672,232	255,129	193,514	407,942
Reinvestment of dividends & distributions	240,805	194,600	8,956	–	194,425	157,061
Cost of shares redeemed	(483,364)	(693,352)	(61,420)	(1,825)	(389,215)	(719,207)
Net Increase (Decrease) from Class A Transactions	(86,113)	(196,075)	619,768	253,304	(1,276)	(154,204)
Net Increase (Decrease) in Net Assets	(418,296)	(133,405)	617,630	255,550	(105,874)	(193,634)
Net Assets
Beginning of Year or Period	1,596,828	1,730,233	255,550	–	1,287,447	1,481,081
End of Year or Period(5)	$1,178,532	$1,596,828	$873,180	$255,550	$1,181,573	$1,287,447

(1)	The Fund commenced operations on April 26, 2018.
(2)	The Fund commenced operations on June 30, 2017.
(3)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
(4)	See Note 7 in the Notes to Financial Statements for additional information.
(5)

Includes undistributed net investment income of $628, $352, $4,238, $23,211, $88,743, $1,162 and $19,002, as of year ended May 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

360	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Global Managed Volatility Fund		World Equity Ex-US Fund		Screened World Equity Ex-US Fund		World Select Equity Fund(2)
06/01/18 to 05/31/19	06/01/17 to 05/31/18	06/01/18 to 05/31/19	06/01/17 to 05/31/18	06/01/18 to 05/31/19	06/01/17 to 05/31/18	06/01/18 to 05/31/19	06/30/17 to 05/31/18

$ 66,719	$ 51,745	$186,161	$172,873	$ 2,408	$ 1,973	$ 24,834	$ 18,630

50,912	84,369	(109,071)	394,438	(1,234)	8,572	(4,736)	41,667

28,387	(1,470)	(979)	(1,148)	(47)	(8)	3,076	8,281

(70,000)	(9,860)	(671,134)	338,807	(7,900)	923	(124,893)	73,422

(1,271)	456	(700)	1,697	3	(6)	461	(1,152)

–	–	–	220	–	–	–	(45)
74,747	125,240	(595,723)	906,887	(6,770)	11,454	(101,258)	140,803

(159,072)	(86,400)	(405,015)	(195,406)	(3,880)	(2,086)	(97,067)	(19,068)
(159,072)	(86,400)	(405,015)	(195,406)	(3,880)	(2,086)	(97,067)	(19,068)

687,183	906,158	1,686,023	2,080,909	14,429	25,363	79,145	1,193,344
156,801	84,760	396,443	190,649	2,316	1,187	97,067	19,068
(525,606)	(406,663)	(1,313,479)	(2,598,370)	(18,708)	(29,762)	(231,805)	(95,052)
318,378	584,255	768,987	(326,812)	(1,963)	(3,212)	(55,593)	1,117,360
234,053	623,095	(231,751)	384,669	(12,613)	6,156	(253,918)	1,239,095

2,256,778	1,633,683	8,559,023	8,174,354	111,582	105,426	1,239,095	–
$ 2,490,831	$ 2,256,778	$8,327,272	$8,559,023	$ 98,969	$ 111,582	$ 985,177	$ 1,239,095

SEI Institutional Investments Trust / Annual Report / May 31, 2019	361

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Emerging Markets Equity Fund		Opportunistic Income Fund		Core Fixed Income Fund
	06/01/18 to 05/31/19	06/01/17 to 05/31/18	06/01/18 to 05/31/19	06/01/17 to 05/31/18	06/01/18 to 05/31/19	06/01/17 to 05/31/18
Operations:
Net investment income	$19,161	$20,544	$67,296	$69,476	$215,238	$163,605
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	(34,648)	107,174	(5,476)	3,126	28,797	(46,348)
Net realized gain (loss) on foreign currency transactions and forward currency contracts	(413)	(491)	(11)	—	405	339
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	(102,197)	19,716	(2,622)	(1,166)	191,638	(114,057)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign forward currency contracts	1	(60)	(4)	—	(1,840)	2,023
Net change in foreign capital gains tax on appreciated securities	626	(498)	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(117,470)	146,385	59,183	71,436	434,238	5,562
Distributions:(1)
Class A	(96,859)	(32,051)	(60,320)	(84,466)	(222,818)	(179,674)
Total Distributions	(96,859)	(32,051)	(60,320)	(84,466)	(222,818)	(179,674)
Capital Share Transactions:(2)
Class A:
Proceeds from shares issued	205,947	208,494	137,059	387,626	1,200,405	2,166,403
Reinvestment of dividends & distributions	91,781	30,439	58,833	82,737	218,178	175,856
Cost of shares redeemed	(169,788)	(509,438)	(656,423)	(810,773)	(1,163,992)	(1,353,118)
Net Increase (Decrease) from Class A Transactions	127,940	(270,505)	(460,531)	(340,410)	254,591	989,141
Net Increase (Decrease) in Net Assets	(86,389)	(156,171)	(461,668)	(353,440)	466,011	815,029
Net Assets
Beginning of Year	1,094,294	1,250,465	1,850,589	2,204,029	6,586,334	5,771,305
End of Year(3)	$1,007,905	$1,094,294	$1,388,921	$1,850,589	$7,052,345	$6,586,334

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
(2)	See Note 7 in the Notes to Financial Statements for additional information.
(3)

Includes undistributed (distributed in excess of) net investment income of $8,255, $12,941, $(2,762), $8,299, $(1,777), $(1,101) and $(6), as of year ended May 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

362	SEI Institutional Investments Trust / Annual Report / May 31, 2019

High Yield Bond Fund		Long Duration Fund		Long Duration Credit Fund		Ultra Short Duration Bond Fund
06/01/18 to 05/31/19	06/01/17 to 05/31/18	06/01/18 to 05/31/19	06/01/17 to 05/31/18	06/01/18 to 05/31/19	06/01/17 to 05/31/18	06/01/18 to 05/31/19	06/01/17 to 05/31/18

$ 178,106	$186,261	$71,672	$76,901	$156,520	$145,142	$12,725	$9,627

(34,916)	23,484	(188)	39,664	(52,733)	33,449	(258)	(17)

(13)	(3)	–	–	–	–	–	–

(1,111)	(103,601)	71,356	(92,907)	237,764	(158,731)	1,676	(1,537)

–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–
142,066	106,141	142,840	23,658	341,551	19,860	14,143	8,073

(197,603)	(210,047)	(83,879)	(89,911)	(162,348)	(172,957)	(12,835)	(9,823)
(197,603)	(210,047)	(83,879)	(89,911)	(162,348)	(172,957)	(12,835)	(9,823)

272,396	485,626	384,971	725,969	604,892	830,350	179,104	268,801
193,449	205,365	81,257	84,579	161,203	172,866	12,767	9,685
(632,297)	(624,402)	(1,062,789)	(939,164)	(833,448)	(605,516)	(229,757)	(280,586)
(166,452)	66,589	(596,561)	(128,616)	(67,353)	397,700	(37,886)	(2,100)
(221,989)	(37,317)	(537,600)	(194,869)	111,850	244,603	(36,578)	(3,850)

2,903,499	2,940,816	1,965,417	2,160,286	3,856,709	3,612,106	482,897	486,747
$ 2,681,510	$2,903,499	$1,427,817	$1,965,417	$3,968,559	$3,856,709	$446,319	$482,897

SEI Institutional Investments Trust / Annual Report / May 31, 2019	363

STATEMENTS OF CHANGES IN NET ASSESTS / CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

($ Thousands)

For the years ended May 31,

	Emerging Markets Debt Fund		Real Return Fund
	06/01/18 to 05/31/19	06/01/17 to 05/31/18	06/01/18 to 05/31/19	06/01/17 to 05/31/18
Operations:
Net investment income	$136,854	$137,454	$5,439	$3,939
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	(53,613)	24,132	(1,028)	(573)
Net realized gain (loss) on foreign currency transactions and forward currency contracts	(82,157)	(9,879)	–	–
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	35,868	(117,805)	3,222	(2,440)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign forward currency contracts	1,336	(9,939)	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	38,288	23,963	7,633	926
Distributions:(1)
Class A	(36,600)	(148,794)	(4,593)	(3,375)
Total Distributions	(36,600)	(148,794)	(4,593)	(3,375)
Capital Share Transactions:(2)
Class A:
Proceeds from shares issued	384,983	469,431	151,446	73,937
Reinvestment of dividends & distributions	35,575	144,984	4,572	3,342
Cost of shares redeemed	(454,289)	(423,939)	(48,097)	(64,125)
Net Increase (Decrease) from Class A Transactions	(33,731)	190,476	107,921	13,154
Net Increase (Decrease) in Net Assets	(32,043)	65,645	110,961	10,705
Net Assets
Beginning of Year	2,277,309	2,211,664	170,843	160,138
End of Year(3)	$2,245,266	$2,277,309	$281,804	$170,843

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.

(2) See Note 7 in the Notes to Financial Statements for additional information.

(3)

Includes undistributed (distributed in excess) net investment income of $(27,752), $1,158, $(10), $134, $(5,500) and $(5,658), as of year ended May 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

364	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Limited Duration Bond Fund		Intermediate Duration Credit Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
06/01/18 to 05/31/19	06/01/17 to 05/31/18	06/01/18 to 05/31/19	06/01/17 to 05/31/18	06/01/18 to 05/31/19	06/01/17 to 05/31/18	06/01/18 to 05/31/19	06/01/17 to 05/31/18

$39,214	$24,505	$92,727	$59,909	$48,587	$46,764	$21,749	$19,676

(391)	(5,727)	(14,555)	(7,029)	26,088	(10,889)	(43,974)	(2,363)
–	–	–	–	6,229	(9,342)	590	(322)

14,973	(7,753)	121,576	(62,190)	(72,524)	223,562	21,872	(3,992)

–	–	–	–	13,040	6,615	(478)	583
53,796	11,025	199,748	(9,310)	21,420	256,710	(241)	13,582

(39,239)	(24,919)	(92,910)	(60,200)	(40,805)	(95,152)	(31,060)	(14,386)
(39,239)	(24,919)	(92,910)	(60,200)	(40,805)	(95,152)	(31,060)	(14,386)

388,978	510,014	844,728	1,409,263	169,372	415,944	142,578	322,032
38,477	24,613	91,963	59,672	39,502	91,939	28,948	13,505
(305,675)	(470,335)	(664,466)	(412,791)	(401,046)	(640,265)	(208,614)	(121,042)
121,780	64,292	272,225	1,056,144	(192,172)	(132,382)	(37,088)	214,495
136,337	50,398	379,063	986,634	(211,557)	29,176	(68,389)	213,691
1,397,610	1,347,212	2,675,195	1,688,561	2,503,365	2,474,189	979,909	766,218
$1,533,947	$1,397,610	$3,054,258	$2,675,195	$2,291,808	$2,503,365	$911,520	$979,909

SEI Institutional Investments Trust / Annual Report / May 31, 2019	365

CONSOLIDATED STATEMENT OF CASH FLOWS ($ Thousands)

For the year ended May 31, 2019

Multi-Asset Real Return Fund
Cash Flows from Operating Activities:
Net Decrease in Net Assets from Operations	$(241)
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchase of investment securities	(645,555)
Proceeds from disposition of investment securities	714,712
Purchased options/purchases to cover written options and securities sold short	(52,709)
Proceeds from sale of options/expired options and securities sold short	44,693
Amortization (Accretion of Market Discount)	(9,973)
Net Realized Loss on:
Investments	3,635
Options	712
Securities sold short	12,199
Net Change in Unrealized (Appreciation) Depreciation on:
Investments	(13,397)
Options	(151)
Securities sold short	(17,539)
Changes in Assets:
Cash pledged as collateral on futures contracts	139
Cash pledged as collateral on swap contracts	(1,201)
Cash pledged as collateral on foreign forward currency contracts	(280)
Dividends and interest receivable	45
Receivable for investment securities sold	3,772
Receivable for variation margin	(1,286)
Foreign tax reclaim receivable	1
Unrealized gain on forward foreign currency contracts	826
Unrealized gain of spot currency contracts	13
Foreign currency, at value	208
Swap contracts., at value	(264)
Changes in Liabilities:
Payable for investment securities purchased	(35,068)
Payable for variation margin	3,479
Swap contracts, at value	1,528
Unrealized loss on forward foreign currency contracts	(301)
Unrealized loss on spot currency contracts	(14)
Investment advisory fees payable	(10)
CCO fees payable	(1)
Due to broker	1,406
Accrued expenses payable	207

Net Cash Provided by Operating Activities	9,585
Cash Flows from Financing Activities
Reverse repurchase agreements	(13,447)
Proceeds from shares issued	135,227
Distributions from net investment income	(2,112)
Cost of shares redeemed	(210,749)

Net Cash used in Financing Activities	(91,081)
Net Change in Cash	(81,496)
Cash at Beginning of Year	$210,299

Cash at End of Year	$128,803
Supplemental Disclosure of Cash Flow Information
Interest paid	$4,762
The accompanying notes are an integral part of the financial statements.

366	SEI Institutional Investments Trust / Annual Report / May 31, 2019

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund

Class A
2019	$18.93	$0.32	$ (0.28)	$ 0.04	$ (0.31)	$ (3.93)	$(4.24)	$14.73	1.49%	$1,090,130	0.19%	0.19%	0.47%	1.87%	102%
2018	20.42	0.33	2.63	2.96	(0.39)	(4.06)	(4.45)	18.93	15.00	1,368,392	0.20	0.20	0.47	1.64	68
2017	18.90	0.29	2.19	2.48	(0.25)	(0.71)	(0.96)	20.42	13.44	2,019,282	0.20	0.20	0.47	1.49	97
2016	22.89	0.33	(0.96)	(0.63)	(0.32)	(3.04)	(3.36)	18.90	(2.41)	2,086,522	0.20(2)	0.20(2)	0.47(2)	1.60	73
2015	22.72	0.30	2.27	2.57	(0.31)	(2.09)	(2.40)	22.89	11.95	2,366,204	0.19	0.19	0.47	1.30	60

Large Cap Disciplined Equity Fund

Class A
2019	$13.58	$0.22	$ (0.39)	$ (0.17)	$ (0.22)	$ (2.92)	$(3.14)	$10.27	(0.14)%	$2,003,051	0.19%	0.19%	0.47%	1.80%	125%
2018	13.87	0.24	1.43	1.67	(0.25)	(1.71)	(1.96)	13.58	12.43	3,033,957	0.19	0.19	0.47	1.71	134
2017	12.57	0.23	1.75	1.98	(0.24)	(0.44)	(0.68)	13.87	16.23	3,715,731	0.19	0.19	0.47	1.74	104
2016	14.38	0.24	(0.14)	0.10	(0.25)	(1.66)	(1.91)	12.57	1.34	3,592,226	0.19(2)	0.19(2)	0.47(2)	1.82	102
2015	14.79	0.24	1.45	1.69	(0.23)	(1.87)	(2.10)	14.38	12.23	4,198,645	0.18(3)	0.18(3)	0.47(3)	1.61	113

Large Cap Index Fund

Class A
2019	$200.41	$4.18	$ 0.70	$ 4.88	$ (4.27)	$ (27.10)	$(31.37)	$173.92	3.43%	$1,636,037	0.04%	0.04%	0.13%	2.19%	16%
2018	182.82	3.63	22.56	26.19	(4.13)	(4.47)	(8.60)	200.41	14.53	1,989,617	0.03	0.03	0.12	1.87	16
2017	160.22	3.30	24.18	27.48	(2.83)	(2.05)	(4.88)	182.82	17.44	2,354,169	0.03	0.03	0.24	1.94	12
2016	169.36	3.26	(2.45)	0.81	(3.32)	(6.63)	(9.95)	160.22	0.76	2,061,670	0.03(2)	0.03(2)	0.25(2)	2.06	18
2015	164.21	3.14	15.63	18.77	(3.23)	(10.39)	(13.62)	169.36	11.89	1,972,254	0.03	0.03	0.24	1.87	12

S&P 500 Index Fund

Class A
2019	$14.92	$0.34	$ 0.19	$ 0.53	$ (0.34)	$ (0.33)	$(0.67)	$14.78	3.77%	$3,975,682	0.05%	0.05%	0.12%	2.23%	21%
2018	13.39	0.28	1.62	1.90	(0.30)	(0.07)	(0.37)	14.92	14.36	4,258,172	0.05	0.05	0.12	1.92	25
2017	11.60	0.24	1.76	2.00	(0.21)	—	(0.21)	13.39	17.42	4,100,863	0.06	0.06	0.12	1.98	8
2016	11.69	0.24	(0.06)	0.18	(0.24)	(0.03)	(0.27)	11.60	1.66	3,384,560	0.05(2)	0.05(2)	0.12(2)	2.11	13
2015	10.68	0.23	1.01	1.24	(0.21)	(0.02)	(0.23)	11.69	11.71	3,194,844	0.04	0.04	0.11	2.03	15

Extended Market Index Fund

Class A
2019	$15.94	$0.23	$ (0.80)	$ (0.57)	$ (0.23)	$ (0.62)	$(0.85)	$14.52	(3.29)%	$937,836	0.06%	0.06%	0.20%	1.51%	46%
2018	14.16	0.19	2.39	2.58	(0.21)	(0.59)	(0.80)	15.94	18.58	996,135	0.06	0.06	0.20	1.27	64
2017	12.30	0.19	2.13	2.32	(0.19)	(0.27)	(0.46)	14.16	19.03	917,907	0.06	0.06	0.19	1.43	20
2016	13.69	0.18	(0.98)	(0.80)	(0.18)	(0.41)	(0.59)	12.30	(5.66)	714,258	0.07(2)	0.07(2)	0.20(2)	1.49	27
2015	12.74	0.17	1.27	1.44	(0.19)	(0.30)	(0.49)	13.69	11.61	737,363	0.06	0.06	0.19	1.30	19

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside the cap.

(3)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.18%, 0.18% and 0.47%, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	367

FINANCIAL HIGHLIGHTS

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Small Cap Fund

Class A
2019	$18.76	$0.18	$(1.81)		$(1.63)	$(0.16)	$(3.31)	$(3.47)	$13.66	(7.71)%	$267,012	0.44%	0.44%	0.72%	1.09%	109%
2018	17.83	0.12	2.64		2.76	(0.12)	(1.71)	(1.83)	18.76	16.30	375,607	0.43	0.43	0.72	0.68	115
2017	15.99	0.13	2.33		2.46	(0.15)	(0.47)	(0.62)	17.83	15.40	513,528	0.44	0.44	0.72	0.77	114
2016	19.06	0.17	(1.18)		(1.01)	(0.19)	(1.87)	(2.06)	15.99	(4.99)	502,222	0.46(2)	0.46(2)	0.72(2)	0.99	115
2015	17.95	0.11	1.62		1.73	(0.13)	(0.49)	(0.62)	19.06	9.86	683,624	0.48	0.48	0.72	0.61	113

Small Cap II Fund

Class A
2019	$13.22	$0.09	$(1.14)		$(1.05)	$(0.08)	$(2.16)	$(2.24)	$9.93	(6.98)%	$337,113	0.43%	0.43%	0.72%	0.73%	129%
2018	12.65	0.08	2.27		2.35	(0.08)	(1.70)	(1.78)	13.22	19.97	442,285	0.42	0.42	0.72	0.60	127
2017	11.14	0.07	1.52		1.59	(0.08)	—^	(0.08)	12.65	14.27	462,730	0.43	0.43	0.72	0.61	111
2016	12.95	0.08	(0.89)		(0.81)	(0.08)	(0.92)	(1.00)	11.14	(6.07)	455,742	0.45(2)	0.45(2)	0.72(2)	0.70	134
2015	12.50	0.06	1.42		1.48	(0.07)	(0.96)	(1.03)	12.95	12.58	373,858	0.46	0.46	0.72	0.49	107

Small/Mid Cap Equity Fund

Class A
2019	$13.63	$0.14	$(1.17)		$(1.03)	$(0.10)	$(2.23)	$(2.33)	$10.27	(6.58)%	$1,178,532	0.42%	0.42%	0.72%	1.18%	116%
2018	13.19	0.10	1.97		2.07	(0.14)	(1.49)	(1.63)	13.63	16.52	1,596,828	0.42	0.42	0.72	0.76	107
2017	11.98	0.10	1.75		1.85	(0.11)	(0.53)	(0.64)	13.19	15.53	1,730,233	0.44	0.44	0.72	0.80	84
2016	14.89	0.12	(0.99)		(0.87)	(0.13)	(1.91)	(2.04)	11.98	(5.33)	1,642,784	0.46(2)	0.46(2)	0.72(2)	0.93	104
2015	15.58	0.10	1.47		1.57	(0.10)	(2.16)	(2.26)	14.89	11.16	1,859,609	0.47	0.47	0.72	0.66	95

U.S. Equity Factor Allocation Fund

Class A
2019	$10.17	$0.23	$(0.05)		$0.18	$(0.17)	$—	$(0.17)	$10.18	1.74%	$873,180	0.02%	0.02%	0.32%	2.18%	43%
2018(3)	10.00	0.03	0.14		0.17	—	—	—	10.17	1.70	255,550	0.04	0.04	0.34	2.66	–

U.S. Managed Volatility Fund

Class A
2019	$14.34	$0.36	$0.56		$0.92	$(0.36)	$(1.89)	$(2.25)	$13.01	7.10%	$1,181,573	0.20%	0.20%	0.72%	2.56%	39%
2018	14.83	0.34	0.82		1.16	(0.39)	(1.26)	(1.65)	14.34	7.81	1,287,447	0.23	0.23	0.72	2.31	58
2017	13.92	0.34	1.54		1.88	(0.30)	(0.67)	(0.97)	14.83	13.93	1,481,081	0.24	0.24	0.72	2.38	40
2016	14.64	0.34	0.13		0.47	(0.35)	(0.84)	(1.19)	13.92	3.71	1,524,568	0.24(2)	0.24(2)	0.72(2)	2.47	62
2015	14.74	0.34	1.52		1.86	(0.34)	(1.62)	(1.96)	14.64	13.33	1,414,638	0.24	0.24	0.72	2.27	58

Global Managed Volatility Fund

Class A
2019	$12.05	$0.35	$(0.02)		$0.33	$(0.44)	$(0.41)	$(0.85)	$11.53	3.14%	$2,490,831	0.24%	0.24%	0.72%	2.88%	42%
2018	11.72	0.32	0.55		0.87	(0.27)	(0.27)	(0.54)	12.05	7.41	2,256,778	0.24	0.24	0.72	2.68	37
2017	10.78	0.31	1.10		1.41	(0.26)	(0.21)	(0.47)	11.72	13.50	1,633,683	0.25	0.25	0.73	2.80	36
2016(4)	10.00	0.12	0.66		0.78	—	—	—	10.78	7.80	1,061,014	0.26(2)	0.26(2)	0.73(2)	3.34	42

World Equity Ex-US Fund

Class A
2019	$13.78	$0.29	$(1.35)		$(1.06)	$(0.28)	$(0.36)	$(0.64)	$12.08	(7.34)%	$8,327,272	0.31%	0.31%	0.62%	2.25%	75%
2018	12.63	0.28	1.19		1.47	(0.28)	(0.04)	(0.32)	13.78	11.60	8,559,023	0.32	0.32	0.62	2.03	75
2017	10.80	0.25	1.80		2.05	(0.22)	—	(0.22)	12.63	19.28	8,174,354	0.32	0.32	0.62	2.20	71
2016	12.68	0.23	(1.83)		(1.60)	(0.23)	(0.05)	(0.28)	10.80	(12.60)	6,923,937	0.33(2)	0.33(2)	0.63(2)	2.11	50
2015	12.86	0.25	(0.03	)(5)	0.22	(0.25)	(0.15)	(0.40)	12.68	1.93	7,644,844	0.34	0.34	0.62	2.00	45

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

^	Amount represents less than $0.01.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside the cap.

(3)	Commenced operations on April 26, 2018. All ratios for the period have been annualized.

(4)	Commenced operations on January 29, 2016. All ratios for the period have been annualized.

(5)

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

368	SEI Institutional Investments Trust / Annual Report / May 31, 2019

FINANCIAL HIGHLIGHTS

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Screened World Equity Ex-US Fund

Class A
2019	$11.48	$0.24	$(1.03)	$(0.79)	$(0.21)	$(0.17)	$(0.38)	$10.31	(6.57)%	$98,969	0.33%	0.33%	0.79%	2.22%	52%
2018	10.36	0.22	1.15	1.37	(0.25)	—	(0.25)	11.48	13.24	111,582	0.36	0.36	0.80	1.95	56
2017	8.50	0.19	1.82	2.01	(0.15)	—	(0.15)	10.36	23.99	105,426	0.35	0.35	0.79	2.03	52
2016	9.52	0.17	(1.01)	(0.84)	(0.18)	—	(0.18)	8.50	(8.78)	82,836	0.35(2)	0.35(2)	0.79(2)	2.01	41
2015	9.69	0.18	(0.19)	(0.01)	(0.16)	—	(0.16)	9.52	(0.04)	83,879	0.36	0.36	0.78	1.96	63

World Select Equity Fund

Class A
2019	$11.30	$0.23	$(1.26)	$(1.03)	$(0.31)	$(0.58)	$(0.89)	$9.38	(8.81)%	$985,177	0.31%	0.31%	0.65%	2.18%	93%
2018(3)	10.00	0.18	1.30	1.48	(0.08)	(0.10)	(0.18)	11.30	14.88	1,239,095	0.30	0.30	0.63	1.82	68

Emerging Markets Equity Fund

Class A
2019	$11.21	$0.19	$(1.43)	$(1.24)	$(0.19)	$(0.79)	$(0.98)	$8.99	(10.59)%	$1,007,905	0.66%	0.66%	1.20%	1.91%	59%
2018	10.25	0.19	1.08	1.27	(0.22)	(0.09)	(0.31)	11.21	12.37	1,094,294	0.63	0.63	1.17	1.70	97
2017	8.61	0.14	1.69	1.83	(0.19)	—	(0.19)	10.25	21.62	1,250,465	0.65	0.65	1.19	1.51	84
2016	10.01	0.14	(1.40)	(1.26)	(0.12)	(0.02)	(0.14)	8.61	(12.53)	935,399	0.70(2)	0.70(2)	1.24(2)	1.67	105
2015(4)	10.00	0.10	(0.07)	0.03	(0.02)	—	(0.02)	10.01	0.33	591,963	0.65	0.65	1.16	1.57	103

Opportunistic Income Fund

Class A
2019	$8.23	$0.34	$(0.03)	$0.31	$(0.30)	$—	$(0.30)	$8.24	3.90%	$1,388,921	0.24%	0.24%	0.52%	4.14%	26%
2018	8.29	0.27	—	0.27	(0.33)	—	(0.33)	8.23	3.36	1,850,589	0.24	0.24	0.52	3.25	45
2017	8.11	0.23	0.14	0.37	(0.19)	—	(0.19)	8.29	4.57	2,204,029	0.26	0.26	0.52	2.83	37
2016	8.25	0.22	(0.15)	0.07	(0.21)	—	(0.21)	8.11	0.93	2,129,669	0.26(2)	0.26(2)	0.52(2)	2.67	35
2015	8.31	0.22	(0.06)	0.16	(0.22)	—	(0.22)	8.25	1.91	2,167,478	0.26	0.26	0.52	2.64	42

Core Fixed Income Fund

Class A
2019	$10.03	$0.33	$0.33	$0.66	$(0.34)	$—	$(0.34)	$10.35	6.72%	$7,052,345	0.12%	0.12%	0.37%	3.26%	368%
2018	10.31	0.27	(0.25)	0.02	(0.30)	—	(0.30)	10.03	0.18	6,586,334	0.12	0.12	0.37	2.67	388
2017	10.44	0.27	(0.02)	0.25	(0.27)	(0.11)	(0.38)	10.31	2.51	5,771,305	0.12	0.12	0.37	2.57	343
2016	10.62	0.28	0.02	0.30	(0.28)	(0.20)	(0.48)	10.44	2.97	5,264,859	0.13(2)	0.13(2)	0.37(2)	2.66	364
2015	10.54	0.27	0.12	0.39	(0.28)	(0.03)	(0.31)	10.62	3.79	5,600,807	0.13	0.13	0.37	2.59	316

High Yield Bond Fund

Class A
2019	$8.81	$0.55	$(0.10)	$0.45	$(0.55)	$(0.06)	$(0.61)	$8.65	5.32%	$2,681,510	0.29%	0.29%	0.56%	6.31%	60%
2018	9.13	0.57	(0.25)	0.32	(0.56)	(0.08)	(0.64)	8.81	3.59	2,903,499	0.29	0.29	0.55	6.29	59
2017	8.53	0.59	0.66	1.25	(0.58)	(0.07)	(0.65)	9.13	15.05	2,940,816	0.30	0.30	0.55	6.61	65
2016	9.41	0.58	(0.81)	(0.23)	(0.58)	(0.07)	(0.65)	8.53	(2.17)	2,639,919	0.30(2)	0.30(2)	0.56(2)	6.81	50
2015	9.96	0.58	(0.34)	0.24	(0.58)	(0.21)	(0.79)	9.41	2.63	2,516,770	0.30	0.30	0.56	6.09	55

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside the cap.

(3)	Commenced operations on June 30, 2017. All ratios for the period have been annualized.

(4)	Commenced operations on October 31, 2014. All ratios for the period have been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	369

FINANCIAL HIGHLIGHTS

For the years ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Long Duration Fund

Class A
2019	$8.17	$0.33	$0.47	$0.80	$(0.33)	$(0.05)	$(0.38)	$8.59	10.21%	$1,427,817	0.15%	0.15%	0.37%	4.05%	102%
2018	8.47	0.33	(0.24)	0.09	(0.33)	(0.06)	(0.39)	8.17	0.92	1,965,417	0.15	0.15	0.37	3.88	104
2017	8.68	0.34	0.02	0.36	(0.34)	(0.23)	(0.57)	8.47	4.41	2,160,286	0.15	0.15	0.37	3.94	76
2016	8.92	0.36	0.14	0.50	(0.36)	(0.38)	(0.74)	8.68	6.19	2,775,237	0.15(2)	0.15(2)	0.37(2)	4.23	72
2015	8.88	0.36	0.14	0.50	(0.36)	(0.10)	(0.46)	8.92	5.68	3,343,845	0.15	0.15	0.37	4.00	73

Long Duration Credit Fund

Class A
2019	$9.92	$0.39	$0.51	$0.90	$(0.39)	$(0.01)	$(0.40)	$10.42	9.50%	$3,968,559	0.15%	0.15%	0.37%	4.03%	77%
2018	10.31	0.39	(0.32)	0.07	(0.39)	(0.07)	(0.46)	9.92	0.64	3,856,709	0.15	0.15	0.37	3.81	79
2017	10.26	0.40	0.07	0.47	(0.40)	(0.02)	(0.42)	10.31	4.63	3,612,106	0.15	0.15	0.37	3.87	68
2016	10.18	0.41	0.30	0.71	(0.41)	(0.22)	(0.63)	10.26	7.37	3,333,806	0.15(2)	0.15(2)	0.37(2)	4.15	74
2015	10.20	0.43	(0.02)	0.41	(0.43)	—	(0.43)	10.18	4.02	3,465,228	0.15	0.15	0.37	4.16	151

Ultra Short Duration Bond Fund

Class A
2019	$9.97	$0.27	$0.04	$0.31	$(0.28)	$—	$(0.28)	$10.00	3.12%	$446,319	0.12%	0.12%	0.22%	2.74%	75%
2018	10.00	0.19	(0.02)	0.17	(0.20)	—	(0.20)	9.97	1.70	482,897	0.12	0.12	0.22	1.94	90
2017	9.98	0.14	0.03	0.17	(0.15)	—	(0.15)	10.00	1.76	486,747	0.12	0.12	0.22	1.42	93
2016	10.01	0.11	(0.01)	0.10	(0.13)	—	(0.13)	9.98	1.01	535,629	0.12(2)	0.12(2)	0.22(2)	1.08	103
2015	10.05	0.09	(0.02)	0.07	(0.11)	—	(0.11)	10.01	0.72	645,872	0.12	0.12	0.22	0.95	112

Emerging Markets Debt Fund

Class A
2019	$9.66	$0.57	$(0.41)	$0.16	$(0.16)	$—	$(0.16)	$9.66	1.63%	$2,245,266	0.42%	0.42%	0.95%	6.11%	96%
2018	10.17	0.61	(0.46)	0.15	(0.66)	—	(0.66)	9.66	1.22	2,277,309	0.42	0.42	0.94	5.87	83
2017	9.39	0.58	0.53	1.11	(0.33)	—	(0.33)	10.17	12.19	2,211,664	0.43	0.43	0.94	5.89	82
2016	9.65	0.56	(0.73)	(0.17)	(0.09)	—	(0.09)	9.39	(1.77)	1,935,751	0.43(2)	0.43(2)	0.95(2)	6.19	77
2015	10.68	0.57	(1.22)	(0.65)	(0.38)	—	(0.38)	9.65	(6.17)	1,836,776	0.40	0.40	0.93	5.69	78

Real Return Fund

Class A
2019	$9.51	$0.20	$0.06	$0.26	$(0.17)	$—	$(0.17)	$9.60	2.83%	$281,804	0.02%	0.02%	0.29%	2.15%	40%
2018	9.65	0.22	(0.18)	0.04	(0.18)	—	(0.18)	9.51	0.48	170,843	0.08(3)	0.08(3)	0.29(3)	2.27	55
2017	9.64	0.21	(0.04)	0.17	(0.16)	—	(0.16)	9.65	1.76	160,138	0.08	0.08	0.29	2.17	47
2016	9.59	0.08	(0.03)	0.05	—	—	—	9.64	0.52	149,972	0.08(2)	0.08(2)	0.29(2)	0.87	80
2015	9.82	(0.07)	(0.09)	(0.16)	(0.07)	—	(0.07)	9.59	(1.60)	227,335	0.08	0.08	0.29	(0.77)	41

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside the cap.
(3)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.08%, 0.08% and 0.29%, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

370	SEI Institutional Investments Trust / Annual Report / May 31, 2019

FINANCIAL HIGHLIGHTS / CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Limited Duration Bond Fund

Class A
2019	$9.87	$0.26	$0.09	$0.35	$(0.26)		$—	$(0.26)	$9.96	3.59%	$1,533,947	0.11%		0.11%	0.32%	2.63%	155%
2018	9.97	0.18	(0.10)	0.08	(0.18)		—	(0.18)	9.87	0.81	1,397,610	0.11		0.11	0.32	1.79	150
2017	10.00	0.14	(0.02)	0.12	(0.15)		—^	(0.15)	9.97	1.21	1,347,212	0.11		0.11	0.32	1.42	92
2016	10.01	0.12	0.01	0.13	(0.13)		(0.01)	(0.14)	10.00	1.26	1,156,258	0.12		0.12	0.32	1.25	134
2015(2)	10.00	0.09	0.01	0.10	(0.09)		—	(0.09)	10.01	0.98	670,579	0.15		0.15	0.34	1.03	62

Intermediate Duration Credit Fund

Class A
2019	$9.75	$0.32	$0.35	$0.67	$(0.32)		$—	$(0.32)	$10.10	7.00%	$3,054,258	0.15%		0.15%	0.32%	3.25%	122%
2018	10.02	0.29	(0.27)	0.02	(0.29)		—	(0.29)	9.75	0.14	2,675,195	0.15		0.15	0.32	2.87	155
2017	9.96	0.27	0.06	0.33	(0.27)		—	(0.27)	10.02	3.38	1,688,561	0.15		0.15	0.32	2.72	151
2016	9.82	0.26	0.14	0.40	(0.26)		—	(0.26)	9.96	4.16	1,440,434	0.15		0.15	0.32	2.66	181
2015(3)	10.00	0.03	(0.18)	(0.15)	(0.03	)**	—	(0.03)	9.82	(1.46)	1,600,117	0.20		0.20	0.35	2.03	122

Dynamic Asset Allocation Fund

Class A
2019	$19.83	$0.40	$(0.27)	$0.13	$(0.13)		$(0.21)	$(0.34)	$19.62	0.75%	$2,291,808	0.08%		0.08%	0.67%	1.98%	5%
2018	18.57	0.36	1.65	2.01	(0.50)		(0.25)	(0.75)	19.83	10.83	2,503,365	0.07		0.07	0.66	1.85	12
2017	15.83	0.34	2.67	3.01	(0.27)		—	(0.27)	18.57	19.17	2,474,189	0.08		0.08	0.66	2.00	8
2016	16.97	0.33	(0.41)	(0.08)	(0.91)		(0.15)	(1.06)	15.83	(0.32)	2,079,154	0.08		0.08	0.67	2.08	12
2015	14.53	0.31	2.88	3.19	(0.75)		—	(0.75)	16.97	22.32	1,993,576	0.07		0.07	0.66	1.92	9

Multi-Asset Real Return Fund

Class A
2019	$8.06	$0.19	$(0.20)	$(0.01)	$(0.27)		$—	$(0.27)	$7.78	0.03%	$911,520	1.00	%(4)	1.00%(4)	1.43%(4)	2.36%	22%
2018	8.07	0.18	(0.06)	0.12	(0.13)		—	(0.13)	8.06	1.45	979,909	0.72	(5)	0.72(5)	1.14(5)	2.23	22
2017	8.28	0.17	(0.24)	(0.07)	(0.14)		—	(0.14)	8.07	(0.85)	766,218	0.53	(6)	0.53(6)	0.90(6)	2.02	58
2016	8.64	0.10	(0.38)	(0.28)	(0.08)		—	(0.08)	8.28	(3.19)	733,029	0.54	(7)	0.54(7)	0.90(7)	1.17	91
2015	9.30	0.03	(0.51)	(0.48)	(0.18	)***	—	(0.18)	8.64	(5.16)	730,812	0.43	(8)	0.43(8)	0.80(8)	0.29	99

**	Includes a return of capital of less than $0.01 per share.
***	Includes a return of capital of less than $0.02 per share.
†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

^	Amount represents less than $0.01.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Commenced operations on July 31, 2014. All ratios for the period have been annualized.
(3)	Commenced operations on March 31, 2015. All ratios for the period have been annualized.
(4)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.19%, 0.19% and 0.62%, respectively.

(5)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.20%, 0.20% and 0.62%, respectively.

(6)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.25%, 0.25% and 0.62%, respectively.

(7)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.31%, 0.31% and 0.67%, respectively.

(8)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.30%, 0.30% and 0.67%, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	371

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

May 31, 2019

1. ORGANIZATION

SEI Institutional Investments Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Trust commenced operations on June 14, 1996.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 27 registered funds: Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond, Intermediate Duration Credit, Dynamic Asset Allocation and Multi-Asset Real Return (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds with the exception of the Emerging Markets Debt and Multi-Asset Real Return Funds. The Trust is registered to offer Class A shares of all Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment goals, principal strategies and risks.

The DAA Commodity Strategy Subsidiary, Ltd. and the MARR Commodity Strategy Subsidiary, Ltd. are wholly-owned subsidiaries of the Dynamic Asset Allocation and Multi-Asset Real Return Funds (the “Subsidiaries”) respectively. The Subsidiaries are organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Dynamic Asset Allocation and Multi-Asset Real Return Funds and their respective subsidiary has been consolidated on the Consolidated Summary Schedule of Investments, Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming

372	SEI Institutional Investments Trust / Annual Report / May 31, 2019

a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its Net Asset Value (“NAV”), the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’

administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations

SEI Institutional Investments Trust / Annual Report / May 31, 2019	373

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Emerging Markets Debt and Multi-Asset Real Return Funds that hold international securities also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where

374	SEI Institutional Investments Trust / Annual Report / May 31, 2019

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended May 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs. For details of the investment classification, reference the Summary Schedules of Investments/Schedules of Investments.

For the year ended May 31, 2019, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income and expense is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income. Consent fees and amendment income received from Bank Loans is recorded as interest income in the accompanying Statement of Operations.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities and Consolidated Statement of Cash Flows. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Assets are then segregated to cover the requirements to repurchase the assets. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of commodities or commodity indices. The Dynamic Asset Allocation and Multi-Asset Real Return

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May 31, 2019

Funds may also invest in equity securities of issuers in commodity-related industries.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. The Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Dynamic Asset Allocation and Multi-Asset Real Return Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investments.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Schedule of Investments or Consolidated Summary Schedule of Investments for details regarding open forward foreign currency contracts as of May 31, 2019, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk

376	SEI Institutional Investments Trust / Annual Report / May 31, 2019

that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of May 31, 2019, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The World Select Equity, Core Fixed Income, Dynamic Asset Allocation and Multi-Asset Real Return Funds had options/swaption contracts as of May 31, 2019, as disclosed in the Funds’ Schedule of Investments or Consolidated Summary Schedule of Investments.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Summary Schedule of Investments for details regarding open option/swaption contracts as of May 31, 2019, if applicable.

Securities Sold Short—To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Fund’s short position as required by the 1940 Act. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of May 31, 2019, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may

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May 31, 2019

buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss on the Statements of Operations or Consolidated Statements of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of May 31, 2019, if applicable.

Forward Treasury Commitments — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the

378	SEI Institutional Investments Trust / Annual Report / May 31, 2019

purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the- counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in Loan Participations. Loan Participations include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund. The interest rate indicated in the Fund’s Schedule of Investments is the rate in effect at May 31, 2019. Pursuant to the terms of certain loan agreements, the Funds may hold unfunded commitments in loan participations which are disclosed on the Statement of Assets and Liabilities. Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. The Funds disclosed consent fees and amendment income in the Statement of Operations as “Interest income”. As of May 31, 2019, the Funds had no unfunded commitments in loan participations.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of

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May 31, 2019

the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Opportunistic Income, Emerging Markets Debt and Real Return Funds; declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond and Intermediate Duration Credit Funds; declared and paid at least annually for the Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Limited Duration Bond, Dynamic Asset Allocation and Multi-Asset Real Return Funds. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — As of May 31, 2019, the following Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, this Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these private placement investments. The acquisition dates of these investments, the enforceable right to acquire these private placement investments, along with the cost and values at May 31, 2019, were as follows:

	Face Amount ($ Thousands)	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets
High Yield Bond Fund

Aventine (Escrow Security)	2,600	11/30/2010	11/30/2010	$0	$0	0.00%

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Funds, with the exception of the World Equity Ex-US, Screened World Equity Ex-US and Real Return Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Investment in Subsidiary — The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in their own Subsidiary. By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Dynamic Asset Allocation and Multi-Asset Real Return Funds, as investors in their own Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that the Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors

380	SEI Institutional Investments Trust / Annual Report / May 31, 2019

(“Board”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of May 31, 2019, the High Yield Bond, Emerging Markets Debt and Multi-Asset Real Return Funds are the buyers (“receiving protection”) on a total notional amount of $30.3 million, $27.4 million and $21.0 million, respectively. Additionally, the Core Fixed Income, High Yield Bond, Emerging Markets Debt and Multi-Asset Real Return Funds are the sellers (“providing protection”) on a total notional amount of $238.0 million, $17.2 million, $7.6 million and $19.4 million, respectively. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

Core Fixed Income Fund

Written Credit Derivative Contracts		Single Name CDS	CDS Index

Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$ –	$ –	$ –	$ 3,312,292	$ 3,312,292

Maximum potential amount of future payments	–	–	–	237,980,000	237,980,000

Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)(1)	–	–	–	–	–

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May 31, 2019

Core Fixed Income Fund

Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total
Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	–	–	–	–	–

(1)

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term

	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total

Current credit spread* on underlying (in basis points)

0-100	$–	$–	$–	$237,980,000	$–	$237,980,000

Greater than 100	–	–	–	–	–	–

Total	$–	$–	$–	$237,980,000	$–	$237,980,000

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

High Yield Bond Fund

Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$–	$–	$–	$970,418	$970,418

Maximum potential amount of future payments	–	–	–	17,189,000	17,189,000

Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)(1)	–	–	–	–	–

Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	–	–	–	–	–

(1)

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term

	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total

Current credit spread* on underlying (in basis points)

0-100	$–	$–	$–	$–	$–	$–

101-200	–	–	–	–	–	–

201-300	–	–	11,721,000	–	–	11,721,000

301-400	–	–	5,468,000	–	–	5,468,000

Greater than 400	–	–	–	–	–	–

Total	$–	$–	$17,189,000	$–	$–	$17,189,000

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

Emerging Markets Debt

Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$–	$(820,847)	$–	$–	$(820,847)

Maximum potential amount of future payments	–	7,598,900	–	–	7,598,900

Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)(1)	–	–	–	–	–

Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	–	–	–	–	–

(1)

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

382	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Maximum Potential Amount of Future Payments by Contract Term

	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total

Current credit spread* on underlying (in basis points)

0-100	$–	$–	$–	$–	$–	$–

101-200	–	–	–	–	–	–

201-300	–	–	–	–	–	–

301-400	3,400,000	–	–	–	–	3,400,000

Greater than 400	–	–	2,768,900	1,430,000	–	4,198,900

Total	$3,400,000	$–	$2,768,900	$1,430,000	$–	$7,598,900

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

Multi-Asset Real Return Fund

Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$–	$–	$(1,956,104)	$–	$(1,956,104)

Maximum potential amount of future payments	–	–	19,370,000	–	19,370,000

Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)(1)	–	–	–	–	–

Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	–	–	–	–	–

(1)

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term

	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total

Current credit spread* on underlying (in basis points)

0-100	$–	$–	$–	$–	$–	$–

101-200	–	–	–	–	–	–

201-300	–	–	–	–	1,125,000	1,125,000

301-400	–	–	–	–	–	–

Greater than 400	–	–	–	–	18,245,000	18,245,000

Total	$–	$–	$–	$–	$19,370,000	$19,370,000

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments and the Statements of Operations or Consolidated Statements of Operations.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	383

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

The fair value of derivative instruments as of May 31, 2019 was as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value
Global Managed Volatility Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts		$2*	Net Assets — Unrealized depreciation on futures contracts	$1,315*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts		1,131	Unrealized loss on forward foreign currency contracts	2,145

Total derivatives not accounted for as hedging instruments			$1,133		$3,460

World Equity Ex-US Fund
Equity rate contracts	Net Assets — Unrealized appreciation on futures contracts		$907*	Net Assets — Unrealized depreciation on futures contracts	$4,137*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts		1,176	Unrealized loss on forward foreign currency contracts	35

Total derivatives not accounted for as hedging instruments			$2,083		$4,172

World Select Equity Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts		$6,411*	Net Assets — Unrealized depreciation on futures contracts	$1,821*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts		2,780	Unrealized loss on forward foreign currency contracts	3,596
	Options purchased, at value		293	Options written, at value	—

Total derivatives not accounted for as hedging instruments			$9,484		$5,417

Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts		$21,598*	Net Assets — Unrealized depreciation on futures contracts	$12,847*
	Net Assets — Unrealized appreciation on swap contracts		5,074†	Net Assets — Unrealized depreciation on swap contracts	15,983†
	Options purchased, at value		1,538	Options written, at value	1,376
Credit contracts	Net Assets — Unrealized appreciation on swap contracts		—†	Net Assets — Unrealized depreciation on swap contracts	395†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts		167	Unrealized loss on forward foreign currency contracts	575

Total derivatives not accounted for as hedging instruments			$28,377		$31,176

High Yield Bond Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	$	—†	Net Assets — Unrealized depreciation on swap contracts	$178†
Credit contracts	Net Assets — Unrealized appreciation on swap contracts		752†	Net Assets — Unrealized depreciation on swap contracts	208†

Total derivatives not accounted for as hedging instruments			$752		$386

Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swaps contracts		$4,544†	Net Assets — Unrealized depreciation on swap contracts	$2,899†
	Net Assets — Unrealized appreciation			Net Assets — Unrealized depreciation
	on future contracts		530*	on future contracts	1,609*

384	SEI Institutional Investments Trust / Annual Report / May 31, 2019

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Net Assets — Unrealized appreciation on swap contracts		392†	Net Assets — Unrealized depreciation on swap contracts	751†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts		9,189	Unrealized loss on forward foreign currency contracts	12,683
	Net Assets — Unrealized appreciation on swap contracts		–	Net Assets — Unrealized depreciation on swap contracts	21†

Total derivatives not accounted for as hedging instruments			$14,655		$17,963

Dynamic Asset Allocation Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swaps contracts	$	–†	Net Assets — Unrealized depreciation on swaps contracts	$2,968†
	Swaptions purchased, at value		9,187	Swaptions written, at value	–
Equity contracts	Net Assets — Unrealized appreciation on futures contracts		4,686*	Net Assets — Unrealized depreciation on futures contracts	18,905*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts		12,648	Unrealized loss on forward foreign currency contracts	293

Total derivatives not accounted for as hedging instruments			$26,521		$22,166

Multi-Asset Real Return Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts		$1*	Net Assets — Unrealized depreciation on futures contracts	$1,177*
	Net Assets — Unrealized appreciation on swap contracts		778†	Net Assets — Unrealized depreciation on swap contracts	1,467†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts		551*	Net Assets — Unrealized depreciation on futures contracts	–*
Credit contracts	Net Assets — Unrealized appreciation on swaps contracts		297†	Net Assets — Unrealized depreciation on swaps contracts	393†
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts		1,920*	Net Assets — Unrealized depreciation on futures contracts	7,313*
	Net Assets — Unrealized appreciation on swap contracts		–†	Net Assets — Unrealized depreciation on swap contracts	775†
	Options purchased, at value		499	Options written, at value	113
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts		238	Unrealized loss on forward foreign currency contracts	145

Total derivatives not accounted for as hedging instruments			$4,284		$11,383

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

†

Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments. Market Value is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations or Consolidated Statements of Operations for the year ended May 31, 2019.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Foreign exchange contracts	$–	$–	$–	$29,105	$–	$29,105
Equity contracts	–	–	4,498	–	–	4,498
Total	$–	$–	$4,498	$29,105	$–	$33,603

SEI Institutional Investments Trust / Annual Report / May 31, 2019	385

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
World Equity Ex-US Fund

Foreign exchange contracts	$–	$–	$–	$2,476	$–	$2,476

Equity contracts	–	–	13,860	–	–	13,860
Total	$–	$–	$13,860	$2,476	$–	$16,336
World Select Equity Fund

Foreign exchange contracts	$–	$(9,571)	$–	$1,151	$–	$(8,420)

Equity contracts	–	–	5,176	–	–	5,176
Total	$–	$(9,571)	$5,176	$1,151	$–	$(3,244)
Core Fixed Income Fund

Interest rate contracts	$–	$5,581	$1,722	$–	$5,997	$13,300

Foreign exchange contracts	–	(164)	322	1,081	–	1,239

Credit contracts	–	(1)	–	–	3,711	3,710

Equity contracts	–	–	4,694	–	–	4,694
Total	$–	$5,416	$6,738	$1,081	$9,708	$22,943
High Yield Bond Fund

Interest rate contracts	$–	$–	$–	$–	$(728)	$(728)

Credit contracts	–	–	–	–	860	860
Total	$–	$–	$–	$–	$132	$132
Emerging Markets Debt Fund

Interest rate contracts	$–	$–	$(2,906)	$–	$489	$(2,417)

Foreign exchange contracts	–	–	–	(1,425)	1,229	(196)

Credit contracts	–	–	–	–	387	387

Equity contracts	–	–	2,391	–	–	2,391
Total	$–	$–	$(515)	$(1,425)	$2,105	$165
Dynamic Asset Allocation Fund

Interest rate contracts	$–	$–	$–	$–	$–	$–

Foreign exchange contracts	–	(1,424)	–	5,969	–	4,545

Equity contracts	–	–	(20,904)	–	(59,824)	(80,728)

Commodity contracts	–	–	–	–	–	–
Total	$–	$(1,424)	$(20,904)	$5,969	$(59,824)	$(76,183)
Multi-Asset Real Return Fund

Interest rate contracts	$–	$(24)	$(3,483)	$–	$(1,788)	$(5,295)

Foreign exchange contracts	–	–	–	1,421	–	1,421

Credit contracts	–	–	–	–	186	186

Equity contracts	–	–	955	–	–	955

Commodity contracts	–	(688)	(23,298)	–	–	(23,986)
Total	$–	$(712)	$(25,826)	$1,421	$(1,602)	$(26,719)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
Global Managed Volatility Fund

Foreign exchange contracts	$–	$–	$–	$(1,188)	$–	$(1,188)

Equity contracts	–	–	(607)	–	–	(607)
Total	$–	$–	$(607)	$(1,188)	$–	$(1,795)
World Equity Ex-US Fund

Foreign exchange contracts	$–	$–	$–	$(639)	$–	$(639)

Equity contracts	–	–	(9,160)	–	–	(9,160)
Total	$–	$–	$(9,160)	$(639)	$–	$(9,799)
World Select Equity Fund

Foreign exchange contracts	$–	$361	$–	$384	$–	$745

Equity contracts	–	–	6,157	–	–	6,157
Total	$–	$361	$6,157	$384	$–	$6,902
Core Fixed Income Fund

Interest rate contracts	$–	$(471)	$7,608	$–	$(11,189)	$(4,052)

Foreign exchange contracts	–	–	(359)	(1,789)	–	(2,148)

Credit contracts	–	–	–	–	(59)	(59)

386	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
Total	$–	$(471)	$7,249	$(1,789)	$(11,248)	$(6,259)
High Yield Bond Fund
Interest rate contracts	$–	$–	$–	$–	$(107)	$(107)
Credit contracts	–	–	–	–	310	310
Total	$–	$–	$–	$–	$203	$203
Emerging Markets Debt Fund
Interest rate contracts	$–	$–	$1,029	$–	$3,449	$4,478
Foreign exchange contracts	–	–	–	552	–	552
Credit contracts	–	–	–	–	(296)	(296)
Total	$–	$–	$1,029	$552	$3,153	$4,734
Dynamic Asset Allocation Fund
Interest rate contracts	$2,236	$–	$–	$–	$–	$2,236
Foreign exchange contracts	–	–	–	13,040	–	13,040
Equity contracts	–	–	(19,295)	–	6,937	(12,560)
Total	$2,236	$–	$(19,295)	$13,040	$6,937	$2,918
Multi-Asset Real Return Fund
Interest rate contracts	$–	$–	$(361)	$–	$(3,338)	$(3,699)
Foreign exchange contracts	–	–	–	(525)	–	(525)
Credit contracts	–	–	–	–	85	85
Equity contracts	–	–	(538)	–	–	(538)
Commodity contracts	–	151	(5,063)	–	–	(4,912)
Total	$–	$151	$(5,962)	$(525)	$(3,253)	$(9,589)

The following table discloses the volume of the Funds’ futures contracts, option contracts, forward foreign currency contracts and swap contracts activity during the year ended May 31, 2019 ($ Thousands):

		Large Cap Disciplined		Extended Market
	Large Cap Fund	Equity Fund	Large Cap Index Fund	S&P 500 Index Fund	Index Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$21,929	$26,300	$23,699	$108,806	$20,460
Ending Notional Balance Long	20,675	16,707	30,929	112,729	20,056

			Small/Mid Cap Equity	U.S. Equity Factor	U.S. Managed
	Small Cap Fund	Small Cap II Fund	Fund	Allocation Fund	Volatility Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$3,451	$879	$547	$9,857	$13,171
Ending Notional Balance Long	2,183	1,204	–	9,138	4,683

		Global Managed	World Equity Ex-US	Screened World Equity	World Select Equity
		Volatility Fund	Fund	Ex-US Fund	Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long		$29,000	$294,527	$4,051	$129,596
Average Notional Balance Short		–	–	–	98,740
Ending Notional Balance Long		40,615	308,722	2,630	129,562
Ending Notional Balance Short		–	–	–	103,839
Forward Foreign Currency Contracts:
Average Notional Balance Long		524,215	80,143	–	1,040,368
Average Notional Balance Short		524,650	79,802	–	1,040,706
Ending Notional Balance Long		558,786	103,842	–	828,491
Ending Notional Balance Short		559,816	102,709	–	829,303
Options:
Currency
Average Notional Balance Long†		–	–	–	271
Ending Notional Balance Long†		–	–	–	349

SEI Institutional Investments Trust / Annual Report / May 31, 2019	387

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

	Emerging Markets	Opportunistic Income	Core Fixed Income
	Equity Fund	Fund	Fund	High Yield Bond Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$32,247	$–	$–	$–
Ending Notional Balance Long	61,737	–	–	–
Interest Contracts
Average Notional Balance Long	–	7,912	1,920,226	–
Average Notional Balance Short	–	33,622	939,754	–
Ending Notional Balance Long	–	14,482	2,053,740	–
Ending Notional Balance Short	–	41,763	1,264,935	–
Currency Contracts
Average Notional Balance Short	–	–	1,430	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	66,197	–
Average Notional Balance Short	–	–	66,331	–
Ending Notional Balance Long	–	–	66,176	–
Ending Notional Balance Short	–	–	66,584	–
Swaps:
Total Return Contracts
Average Notional Balance Long	–	–	–	29,311
Average Notional Balance Short	–	–	–	8,262
Ending Notional Balance Short	–	–	–	32,783
Credit Contracts
Average Notional Balance Long	–	–	–	7,571
Average Notional Balance Short	–	–	201,138	19,523
Ending Notional Balance Long	–	–	–	30,285
Ending Notional Balance Short	–	–	237,980	17,189
Interest Contracts
Average Notional Balance Long	–	–	651,267	–
Average Notional Balance Short	–	–	651,267	–
Ending Notional Balance Long	–	–	871,528	–
Ending Notional Balance Short	–	–	871,528	–
Options:
Interest
Average Notional Balance Long†	–	–	1,298	–
Average Notional Balance Short†	–	–	1,362	–
Ending Notional Balance Long†	–	–	1,250	–
Ending Notional Balance Short†	–	–	1,896	–
Currency
Average Notional Balance Long†	–	–	41	–

		Long Duration Credit	Ultra Short Duration	Emerging Markets
	Long Duration Fund	Fund	Bond Fund	Debt Fund
Futures Contracts:
Interest Contracts
Average Notional Balance Long	$231,967	$448,515	$9,374	$106,347
Average Notional Balance Short	97,223	282,444	5,488	74,271
Ending Notional Balance Long	311,955	651,490	10,289	80,418
Ending Notional Balance Short	132,933	382,399	4,910	40,949
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	–	1,814,876
Average Notional Balance Short	–	–	–	1,817,311
Ending Notional Balance Long	–	–	–	1,307,933
Ending Notional Balance Short	–	–	–	1,311,898
Swaps:
Credit Contracts
Average Notional Balance Long	–	–	–	6,859
Average Notional Balance Short	–	–	–	5,676
Ending Notional Balance Long	–	–	–	27,435

388	SEI Institutional Investments Trust / Annual Report / May 31, 2019

		Long Duration Credit	Ultra Short Duration	Emerging Markets
	Long Duration Fund	Fund	Bond Fund	Debt Fund
Swaps: (continued)
Ending Notional Balance Short	$–	$–	$–	$7,599
Interest Contracts
Average Notional Balance Long	–	–	–	347,347
Average Notional Balance Short	–	–	–	347,347
Ending Notional Balance Long	–	–	–	291,376
Ending Notional Balance Short	–	–	–	291,376
Foreign Exchange Contracts
Average Notional Balance Long	–	–	–	11,285
Average Notional Balance Short	–	–	–	11,208
Ending Notional Balance Long	–	–	–	2,983
Ending Notional Balance Short	–	–	–	2,999

	Limited Duration	Intermediate Duration	Dynamic Asset	Multi-Asset Real
	Bond Fund	Credit Fund	Allocation Fund	Return Fund
Futures Contracts:
Commodity Contracts
Average Notional Balance Long	$–	$–	$–	$147,940
Average Notional Balance Short	–	–	–	21,247
Ending Notional Balance Long	–	–	–	134,806
Ending Notional Balance Short	–	–	–	16,578
Equity Contracts
Average Notional Balance Long	–	–	191,510	693
Average Notional Balance Short	–	–	150,554	44,214
Ending Notional Balance Long	–	–	369,922	–
Ending Notional Balance Short	–	–	297,160	40,932
Interest Contracts
Average Notional Balance Long	97,880	–	–	30,000
Average Notional Balance Short	–	9,131	–	125,021
Ending Notional Balance Long	89,908	–	–	1,055
Ending Notional Balance Short	–	22,478	–	67,560
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	802,097	55,827
Average Notional Balance Short	–	–	800,491	55,935
Ending Notional Balance Long	–	–	1,017,105	39,766
Ending Notional Balance Short	–	–	1,004,749	39,859
Swaps:
Total Return Contracts
Average Notional Balance Long	–	–	291,251	–
Average Notional Balance Short	–	–	300,943	–
Credit Contracts
Average Notional Balance Long	–	–	–	19,886
Average Notional Balance Short	–	–	–	17,325
Ending Notional Balance Long	–	–	–	21,031
Ending Notional Balance Short	–	–	–	19,370
Interest Contracts
Average Notional Balance Long	–	–	–	157,217
Average Notional Balance Short	–	–	–	157,217
Ending Notional Balance Long	–	–	–	232,429
Ending Notional Balance Short	–	–	–	232,429
Commodity Contracts
Average Notional Balance Long	–	–	231,232	11,127
Average Notional Balance Short	–	–	–	–
Ending Notional Balance Long	–	–	242,017	44,509

SEI Institutional Investments Trust / Annual Report / May 31, 2019	389

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

	Limited Duration	Intermediate Duration	Dynamic Asset	Multi-Asset Real
	Bond Fund	Credit Fund	Allocation Fund	Return Fund
Swaps: (continued)
Ending Notional Balance Short	$–	$–	$–	$–
Options:
Commodity
Average Notional Balance Long†	–	–	–	312
Average Notional Balance Short†	–	–	–	87
Ending Notional Balance Long†	–	–	–	296
Ending Notional Balance Short†	–	–	–	61
Interest
Average Notional Balance Long†	–	–	6,951	–
Ending Notional Balance Long†	–	–	6,951	–
Currency
Average Notional Balance Long†	–	–	356	–

† Represents cost.

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of May 31, 2019 ($ Thousands):

		Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
Fund	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Large Cap Fund	$–	$–	$–	$–	$–	$ 1,065	$–	$1,065

390	SEI Institutional Investments Trust / Annual Report / May 31, 2019

	Financial Derivative Assets				Financial Derivative Liabilities

	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability

Fund	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total

Large Cap Disciplined Equity Fund	—	—	—	—	—	1,938	—	1,938
Large Cap Index Fund	—	—	—	—	—	410	—	410
S&P 500 Index Fund	—	—	—	—	—	1,538	—	1,538
Extended Market Index Fund	—	—	—	—	—	223	—	223
Small Cap Fund	—	—	—	—	—	30	—	30
Small Cap II Fund	—	—	—	—	—	16	—	16
Small/Mid Cap Equity Fund	—	—	—	—	—	434	—	434
U.S. Equity Factor Allocation Fund	—	—	—	—	—	336	—	336
U.S. Managed Volatility Fund	—	—	—	—	—	86	—	86
Global Managed Volatility Fund	—	4	—	4	—	286	—	286
World Equity Ex-US Fund	—	39	—	39	—	2,960	—	2,960
Screened World Equity Ex-US Fund	—	1	—	1	—	23	—	23
World Select Equity Fund	293	1,417	—	1,710	—	1,437	—	1,437
Emerging Markets Equity Fund	—	259	—	259	—	—	—	—
Opportunistic Income Fund	—	51	—	51	—	161	—	161
Core Fixed Income Fund	1,538	9,399	897	11,834	1,376	5,938	3,332	10,646
High Yield Bond Fund	—	—	198	198	—	—	52	52
Long Duration Fund	—	1,707	—	1,707	—	815	—	815
Long Duration Credit Fund	—	3,087	—	3,087	—	2,491	—	2,491
Ultra Short Duration Bond Fund	—	31	—	31	—	29	—	29
Emerging Markets Debt Fund	—	323	71	394	—	119	254	373
Limited Duration Bond Fund	—	227	—	227	—	—	—	—
Intermediate Duration Credit Fund	—	198	—	198	—	131	—	131
Dynamic Asset Allocation Fund	—	4,893	—	4,893	—	—	—	—
Multi-Asset Real Return Fund	—	880	1,499	2,379	—	3,100	1,389	4,489

Securities with an aggregate market value of $27,216

($ Thousands) have been pledged and $116,432 ($ Thousands) in cash has been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of May 31, 2019.

The table below summarizes the collateral pledged by Fund:

	Securities at Aggregate Market Value ($ Thousands)	Cash ($ Thousands)	Total ($ Thousands)
Large Cap Fund	$–	$3,609	$3,609
Large Cap Disciplined Equity Fund	200	6,357	6,557
Large Cap Index Fund	1,448	–	1,448
S&P 500 Index Fund	5,219	–	5,219
Extended Market Index Fund	1,498	–	1,498
Small Cap Fund	–	107	107
Small Cap II Fund	–	57	57
Small/Mid Cap Equity Fund	–	1,737	1,737
U.S. Equity Factor Allocation Fund	–	1,282	1,282
U.S. Managed Volatility Fund	–	302	302
Global Managed Volatility Fund	–	1,183	1,183
World Equity Ex-US Fund	–	18,098	18,098
Screened World Equity Ex-US Fund	–	154	154
World Select Equity Fund	–	14,403	14,403
Emerging Markets Equity Fund	–	3,075	3,075
Opportunistic Income Fund	331	161	492
Core Fixed Income Fund	3,625	11,902	15,527

	Securities at Aggregate Market Value ($ Thousands)	Cash ($ Thousands)	Total ($ Thousands)
High Yield Bond Fund	$–	$3,457	$3,457
Long Duration Fund	3,062	–	3,062
Long Duration Credit Fund	5,113	–	5,113
Ultra Short Duration Bond Fund	–	28	28
Emerging Markets Debt Fund	–	9,060	9,060
Limited Duration Bond Fund	382	–	382
Intermediate Duration Credit Fund	205	–	205
Dynamic Asset Allocation Fund	–	32,836	32,836
Multi-Asset Real Return Fund	6,133	8,624	14,757

Total	$27,216	$116,432	$143,648

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	391

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received) pledged as of May 31, 2019 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Global Managed Volatility Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Brown Brothers Harriman	$ 1,131	$ –	$ –	$ 1,131	$ 2,145	$ –	$ –	$ –	$ 2,145	$ (1,014)	$ –	$(1,014)
Total Over the Counter	$ 1,131	$ –	$ –	$ 1,131	$ 2,145	$ –	$ –	$ –	$ 2,145

	Financial Derivative Assets				Financial Derivative Liabilities
World Equity Ex-US Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Brown Brothers Harriman	$ –	$ –	$ –	$ –	$1	$ –	$ –	$ –	$ 1	$ (1)	$ –	$(1)
Morgan Stanley	839	–	–	839	13	–	–	–	13	826	–	826
RBS	337	–	–	337	21	–	–	–	21	316	–	316
Total Over the Counter	$ 1,176	$ –	$ –	$ 1,176	$ 35	$ –	$ –	$ –	$ 35

	Financial Derivative Assets				Financial Derivative Liabilities
World Select Equity Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Brown Brothers Harriman	$ 2,375	$ –	$ –	$ 2,375	$ 3,514	$ –	$ –	$ –	$ 3,514	$(1,139)	$ –	$(1,139)
Standard Chartered	405	–	–	405	82	–	–	–	82	323	–	323
Total Over the Counter	$ 2,780	$ –	$ –	$ 2,780	$ 3,596	$ –	$ –	$ –	$ 3,596

	Financial Derivative Assets				Financial Derivative Liabilities
Core Fixed Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
BNP Paribas	$ 2	$ –	$ –	$ 2	$ –	$ –	$ –	$ –	$ –	$ 2	$ –	$2
Citigroup	165	–	–	165	575	–	–	–	575	(410)	–	(410)
Total Over the Counter	$ 167	$ –	$ –	$167	$575	$ –	$ –	$ –	$ 575

	Financial Derivative Assets				Financial Derivative Liabilities
High Yield Bond Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
JPMorgan	$ –	$ –	$ 38	$ 38	$ –	$ –	$ 5	$ –	$ 5	$ 33	$ –	$33
Total Over the Counter	$ –	$ –	$ 38	$ 38	$ –	$ –	$ 5	$ –	$ 5

	Financial Derivative Assets				Financial Derivative Liabilities
Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Barclays PLC	$ 114	$ –	$ –	$ 114	$ 984	$ –	$ –	$ –	$ 984	$(870)	$ –	$ (870)
Citigroup	2,659	–	518	3,177	3,907	–	199	–	4,106	(929)	–	(929)
Credit Suisse	–	–	47	47	–	–	–	–	–	47	–	47
Goldman Sachs	2,431	–	3,239	5,670	3,160	–	1,394	–	4,554	1,116	–	1,116
JPMorgan Chase Bank	2,992	–	1,517	4,509	3,074	–	1,146	–	4,220	289	–	289
Merrill Lynch	199	–	–	199	308	–	–	–	308	(109)	–	(109)

392	SEI Institutional Investments Trust / Annual Report / May 31, 2019

	Financial Derivative Assets				Financial Derivative Liabilities
Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Standard Bank	706	—	—	706	1,014	—	—	—	1,014	(308)	290	(18)
State Street	88	—	—	88	236	—	—	—	236	(148)	—	(148)
Total Over the Counter	$ 9,189	$ —	$ 5,321	$ 14,510	$ 12,683	$ —	$ 2,739	$ —	$ 15,422

	Financial Derivative Assets				Financial Derivative Liabilities
Dynamic Asset Allocation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Bank of America	$ 1,713	$ 9,187	$ —	$ 10,900	$ 263	$ —	$ —	$ —	$ 263	$ 10,637	$ —	$ 10,637
BNP Paribas	—	—	—	—	—	—	2,968	—	2,968	(2,968)	—	(2,968)
Goldman Sachs	5,083	—	—	5,083	—	—	—	—	—	5,083	—	5,083
JPMorgan Chase Bank	126	—	—	126	—	—	—	—	—	126	—	126
RBC	—	—	—	—	28	—	—	—	28	(28)	—	(28)
Societe Generale	289	—	—	289	—	—	—	—	—	289	—	289
Standard Bank	—	—	—	—	2	—	—	—	2	(2)	—	(2)
UBS	5,437	—	—	5,437	—	—	—	—	—	5,437	—	5,437
Total Over the Counter	$ 12,648	$ 9,187	$ —	$ 21,835	$ 293	$ —	$ 2,968	$ —	$ 3,261

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Real Return Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
ANZ	$ 19	$ —	$ —	$ 19	$ —	$ —	$ —	$ —	$ —	$ 19	$ —	$ 19
Barclays PLC	2	—	—	2	—	—	—	—	—	2	—	2
BNP Paribas	7	—	—	7	11	—	—	—	11	(4)	—	(4)
Brown Brothers Harriman	12	—	—	12	13	—	—	—	13	(1)	—	(1)
Chase Securities	—	—	—	—	—	—	—	126,024	126,024	(126,024)	126,024	—
Citigroup	18	—	264	282	67	—	859	—	926	(644)	—	(644)
Credit Suisse	—	—	—	—	—	—	411	—	411	(411)	—	(411)
Deutsche Bank	39	—	—	39	—	—	155	—	155	(116)	116	—
Goldman Sachs	—	—	—	—	2	—	496	—	498	(498)	—	(498)
HSBC	10	—	—	10	29	—	—	63,374	63,403	(63,393)	63,393	—
JPMorgan Chase	3	—	—	3	1	—	85	—	86	(83)	—	(83)
Macquarie Bank Limited	—	—	—	—	—	—	290	—	290	(290)	290	—
Merrill Lynch	—	—	—	—	—	—	291	—	291	(291)	—	(291)
Morgan Stanley	75	—	—	75	—	—	—	—	—	75	—	75
RBS	41	—	—	41	1	—	—	—	1	40	—	40
Societe Generale	—	—	—	—	—	—	194	—	194	(194)	—	(194)
Standard Chartered	12	—	—	12	21	—	—	—	21	(9)	—	(9)
Total Over the Counter	$ 238	$ —	$ 264	$ 502	$ 145	$ —	$ 2,781	$ 189,398	$ 192,414

(1)	Excess collateral pledged is not shown for financial reporting purposes.

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

5. BASIS FOR CONSOLIDATION FOR THE DYNAMIC ASSET ALLOCATION AND MULTI-ASSET REAL RETURN FUNDS

The Consolidated Summary Schedule of Investments, Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights

of the Dynamic Asset Allocation and Multi-Asset Real Return Funds include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. The Subsidiaries have a fiscal year end of May 31 for financial statement consolidation purposes and a nonconforming tax year end of April 30.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986

SEI Institutional Investments Trust / Annual Report / May 31, 2019	393

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

(“IRC”). The Subsidiaries taxable income is included in the calculation of the Funds’ taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest up to 25% of their total assets in their respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at May 31, 2019 ($ Thousands)	% of Total Net Assets at May 31, 2019
Dynamic Asset Allocation

Commodity Strategy Subsidiary, Ltd.	January 28, 2014	$94,878	4.1%

Multi-Asset Real Return

Commodity Strategy Subsidiary, Ltd.	June 27, 2013	$153,723	16.9%

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Global Funds Services (the “Administrator”) serves as administrator to the Funds. The Administrator provides certain administrative and shareholder servicing for an annual fee of 0.05% of the average daily net assets of each Fund. For the year ended May 31, 2019, the Administrator has voluntarily agreed to waive all of its fee. The Funds’ Administrator may discontinue all or part of these voluntary waiver at any time.

SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC plans to voluntarily waive a portion of its fees in order to keep investment advisory fees at a specified level. The Funds’ Adviser may discontinue all or part of these voluntary waivers at any time. Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:

	Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.40%	0.17%
Large Cap Disciplined Equity Fund	0.40	0.17
Large Cap Index Fund	0.05	0.01
S&P 500 Index Fund	0.03	0.01

	Advisory Fees	Investment Advisory Fees After Fee Waivers
Extended Market Index Fund	0.12	0.03
Small Cap Fund	0.65	0.43
Small Cap II Fund	0.65	0.42
Small/Mid Cap Equity Fund	0.65	0.40
U.S. Equity Factor Allocation Fund	0.25	0.00
U.S. Managed Volatility Fund	0.65	0.18
Global Managed Volatility Fund	0.65	0.22
World Equity Ex-US Fund	0.55	0.29
Screened World Equity Ex-US Fund	0.65	0.24
World Select Equity Fund	0.55	0.27
Emerging Markets Equity Fund	1.05	0.56
Opportunistic Income Fund	0.45	0.22
Core Fixed Income Fund	0.30	0.10
High Yield Bond Fund	0.4875	0.27
Long Duration Fund	0.30	0.13
Long Duration Credit Fund	0.30	0.13
Ultra Short Duration Bond Fund	0.15	0.10
Emerging Markets Debt Fund	0.85	0.37
Real Return Fund	0.22	0.00
Limited Duration Bond Fund	0.25	0.09
Intermediate Duration Credit Fund	0.25	0.13
Dynamic Asset Allocation Fund	0.60	0.06
Multi-Asset Real Return Fund	0.55	0.17

As of May 31, 2019, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser

Large Cap Fund

AJO, L.P.

Coho Partners, Ltd.

Fred Alger Management, Inc

LSV Asset Management*

Mar Vista Investment Partners, LLC

Schafer Cullen Capital Management

Large Cap Disciplined Equity Fund

AJO, L.P.

AQR Capital Management, LLC

Ceredex Value Advisors, LLC

Coho Partners, Ltd.

Quantitative Management Associates, LLC

Large Cap Index Fund

SSGA Funds Management, Inc.

S&P 500 Index Fund

SSGA Funds Management, Inc.

Extended Market Index Fund

SSGA Funds Management, Inc.

Small Cap Fund

Axiom International Investors, LLC

EAM Investors, LLC

Falcon Point Capital, LLC

LSV Asset Management*

394	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Martingale Asset Management L.P.

William Blair Investment Management, LLC

Small Cap II Fund

ArrowMark Colorado Holdings, LLC

Copeland Capital Management, LLC

EAM Investors, LLC

LMCG Investments, LLC

Snow Capital Management, L.P.

Small/Mid Cap Equity Fund

361 Capital LLC

ArrowMark Colorado Holdings, LLC

Axiom International Investors, LLC

Cardinal Capital Management LLC

Copeland Capital Management, LLC

LSV Asset Management*

U.S. Managed Volatility Fund

LSV Asset Management*

Wells Capital Management, Inc.

Global Managed Volatility Fund

Acadian Asset Management, LLC

LSV Asset Management*

Wells Capital Management, Inc.

World Equity Ex-US Fund

Acadian Asset Management, LLC

AllianceBernstein, L.P.

Bailie Gifford Overseas Ltd.

BlackRock International, Ltd.

EARNEST Partners LLC

J O Hambro Capital Management Limited

McKinley Capital Management, LLC

Wells Capital Management, Inc.

Screened World Equity Ex-US Fund

Acadian Asset Management LLC

Baillie Gifford Overseas Ltd.

EARNEST Partners LLC

McKinley Capital Management, LLC

World Select Equity Fund

AS Trigon Asset Management

Fiera Capital Inc.

Fondmaeglerselskabet Maj Invest A/S

INTECH Investment Management LLC

LSV Asset Management*

Mackenzie Investments

Metropole Gestion SA

Poplar Forest Capital LLC

Rhicon Currency Management Pte Ltd.

Sompo Japan Nipponkoa Asset Management Co., Ltd.

Towle & Co.

Emerging Markets Equity Fund

AllianceBernstein L.P.

Causeway Capital Management LLC

J O Hambro Capital Management Limited

KBI Global Investors (North America) Ltd.

RWC Asset Advisor (US) LLC

WCM Investment Management

Opportunistic Income Fund

Ares Management, LLC

Manulife Investment Management (US), LLC

Schroder Investment Management North America, Inc.

Wellington Management Company, LLP

Core Fixed Income Fund

Jennison Associates LLC

Logan Circle Partners L.P.

Metropolitan West Asset Management, LLC

Wells Capital Management, Inc.

Western Asset Management Company Limited

High Yield Bond Fund

Ares Management, LLC

Benefit Street Partners, LLC

Brigade Capital Management, LP

J.P. Morgan Investment Management, Inc.

T. Rowe Price Associates, Inc.

Long Duration Fund

Income Research & Management

Jennison Associates LLC

Legal & General Investment Management Americas, Inc.

Metropolitan West Asset Management LLC

Long Duration Credit Fund

Income Research & Management

Jennison Associates LLC

Legal & General Investment Management America, Inc.

Logan Circle Partners, L.P.

Metropolitan West Asset Management LLC

Ultra Short Duration Bond Fund

Logan Circle Partners, L.P.

Wellington Management Company, LLP

Emerging Markets Debt Fund

Colchester Global Investors Limited

Investec Asset Management Ltd.

Marathon Asset Management L.P.

Neuberger Berman Investment Advisers, LLC

Stone Harbor Investment Partners, L.P.

Limited Duration Bond Fund

Logan Circle Partners, L.P.

Metropolitan West Asset Management LLC

Intermediate Duration Credit Fund

Income Research & Management

Legal & General Investment Management America, Inc.

Logan Circle Partners, L.P.

Dynamic Asset Allocation Fund

SSGA Funds Management, Inc.

Multi-Asset Real Return Fund

AllianceBernstein L.P.

Columbia Management Investments

Credit Suisse Asset Management, LLC

QS Investors, LLC

* Affiliated

SEI Institutional Investments Trust / Annual Report / May 31, 2019	395

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor pursuant to a Distribution Agreement with the Trust.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended May 31, 2019, were as follows ($ Thousands):

Large Cap Fund	$57
Large Cap Disciplined Equity Fund	67
Small Cap Fund	118
Small Cap II Fund	17
Small/Mid Cap Equity Fund	3
U.S. Equity Factor Allocation Fund	95
World Equity Ex-US Fund	299
World Select Equity Fund	54

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Distributor, the Adviser and/or the Administrator. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Distributor or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

LSV Asset Management (partially-owned subsidiary of SIMC) serves as a sub-adviser to the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and Intermediate Duration Credit Funds. For this service, LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended May 31, 2019, were as follows ($ Thousands):

Large Cap Fund	$415
Small Cap Fund	394
Small/Mid Cap Equity Fund	1,380
Global Managed Volatility Fund	2,809
U.S. Managed Volatility Fund	1,852
World Select Equity Fund	256

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced,

which were used to pay third party expenses, can be found on the Statements of Operations or Consolidated Statement of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended May 31, 2019, can be found on the Financial Highlights or Consolidated Financial Highlights.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust (“SDIT”) Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

A Fund may purchase companies with which it is affiliated to the extent these companies are represented in its benchmark index.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the SEI Funds’ Board of Trustees. The interest rate imposed on inter fund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended May 31, 2019, the Trust borrowed from SEI Institutional Managed Trust, Multi-Asset Accumulation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

		Amount	Interest
Fund	Date	Borrowed	Paid	Rate
World Select Equity Fund	10/3/2018	$9,000	$2	3.24%
Limited Duration Bond Fund	7/3/2018	24,000	4	2.94

At May 31, 2019, the Trust had no outstanding borrowings.

396	SEI Institutional Investments Trust / Annual Report / May 31, 2019

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

	Large Cap Fund		Large Cap Disciplined Equity Fund		Large Cap Index Fund		S&P 500 Index Fund
	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018
Class A:
Shares Issued	11,152	5,231	19,510	28,194	1,213	1,188	48,473	82,115
Shares Issued in Lieu of Dividends and Distributions	20,723	18,011	55,692	32,358	1,655	503	12,171	7,494
Shares Redeemed	(30,186)	(49,820)	(103,456)	(105,043)	(3,389)	(4,640)	(76,938)	(110,499)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	1,689	(26,578)	(28,254)	(44,491)	(521)	(2,949)	(16,294)	(20,890)

	Extended Market Index Fund		Small Cap Fund		Small Cap II Fund		Small/Mid Cap Equity Fund
	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018
Class A:
Shares Issued	14,879	24,849	2,457	1,342	3,415	5,284	12,969	22,423
Shares Issued in Lieu of Dividends and Distributions	3,703	2,986	4,613	2,478	7,369	4,424	24,522	15,135
Shares Redeemed	(16,491)	(30,144)	(7,553)	(12,601)	(10,293)	(12,837)	(39,901)	(51,594)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	2,091	(2,309)	(483)	(8,781)	491	(3,129)	(2,410)	(14,036)

	U.S. Equity Factor Allocation Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund		World Equity Ex-US Fund
	6/1/2018 to 5/31/2019	4/26/2018 to 5/31/2018^	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018
Class A:
Shares Issued	65,721	25,304	13,680	27,362	58,552	74,769	137,216	151,705
Shares Issued in Lieu of Dividends and Distributions	884	—	15,196	10,744	14,165	6,931	34,987	13,727
Shares Redeemed	(5,954)	(181)	(27,874)	(48,201)	(44,054)	(33,810)	(104,014)	(191,630)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	60,651	25,123	1,002	(10,095)	28,663	47,890	68,189	(26,198)

	Screened World Equity Ex-US Fund		World Select Equity Fund		Emerging Markets Equity Fund		Opportunistic Income Fund
	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/30/2017 to 5/31/2018 *	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018
Class A:
Shares Issued	1,396	2,221	8,205	116,481	21,718	18,718	16,715	46,758
Shares Issued in Lieu of Dividends and Distributions	241	103	10,571	1,719	10,554	2,671	7,210	10,049
Shares Redeemed	(1,761)	(2,782)	(23,361)	(8,547)	(17,820)	(45,750)	(80,038)	(97,884)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	(124)	(458)	(4,585)	109,653	14,452	(24,361)	(56,113)	(41,077)

	Core Fixed Income Fund		High Yield Bond Fund		Long Duration Fund		Long Duration Credit Fund
	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018
Class A:
Shares Issued	119,337	212,304 †	31,311	53,865 †	48,306	87,004	61,447	80,647
Shares Issued in Lieu of Dividends and Distributions	21,747	17,258	22,357	22,803	10,139	9,953	16,457	16,674
Shares Redeemed	(116,431)	(132,472)	(72,997)	(69,457)	(132,696)	(111,476)	(85,717)	(59,011)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	24,653	97,090	(19,329)	7,211	(74,251)	(14,519)	(7,813)	38,310

SEI Institutional Investments Trust / Annual Report / May 31, 2019	397

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

	Ultra Short Duration Bond Fund		Emerging Markets Debt Fund		Real Return Fund		Limited Duration Bond Fund
	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018
Class A:
Shares Issued	17,984	26,917	41,207	45,360	16,015	7,738	39,439	51,399
Shares Issued in Lieu of Dividends and Distributions	1,281	970	3,730	14,103	487	351	3,893	2,483
Shares Redeemed	(23,065)	(28,108)	(48,257)	(41,119)	(5,100)	(6,716)	(30,958)	(47,406)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	(3,800)	(221)	(3,320)	18,344	11,402	1,373	12,374	6,476

			Intermediate Duration Credit Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
			6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018	6/1/2018 to 5/31/2019	6/1/2017 to 5/31/2018
Class A:
Shares Issued			86,774	141,776	8,555	21,282	18,097	39,934
Shares Issued in Lieu of Dividends and Distributions			9,426	6,003	2,153	4,607	3,834	1,677
Shares Redeemed			(68,334)	(41,887)	(20,120)	(32,873)	(26,271)	(15,018)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions			27,866	105,892	(9,412)	(6,984)	(4,340)	26,593

^ Fund commenced operations on April 26, 2018.

* Fund commenced operations on June 30, 2017.

† Includes subscriptions as a result of an in-kind transfer of securities (See Note 11).

8. INVESTMENT TRANSACTIONS

 The cost of security purchases and proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended May 31, 2019, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund(1)
Purchases	$—	$1,334,204	$1,334,204
Sales	—	1,659,172	1,659,172
Large Cap Disciplined Equity Fund(2)
Purchases	—	3,169,598	3,169,598
Sales	—	4,177,779	4,177,779
Large Cap Index Fund
Purchases	—	291,059	291,059
Sales	—	698,088	698,088
S&P 500 Index Fund
Purchases	—	852,208	852,208
Sales	—	1,294,296	1,294,296
Extended Market Index Fund
Purchases	—	487,080	487,080
Sales	—	546,188	546,188
Small Cap Fund(3)
Purchases	—	372,658	372,658
Sales	—	473,154	473,154
Small Cap II Fund(4)
Purchases	—	575,612	575,612
Sales	—	684,478	684,478
Small/Mid Cap Equity Fund(5)
Purchases	—	1,738,227	1,738,227
Sales	—	2,160,119	2,160,119
U.S. Equity Factor Allocation Fund
Purchases	—	866,168	866,168
Sales	—	244,388	244,388
U.S. Managed Volatility Fund
Purchases	—	496,887	496,887

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Sales	—	645,550	645,550
Global Managed Volatility Fund
Purchases	—	1,188,562	1,188,562
Sales	—	936,377	936,377
World Equity Ex-US Fund
Purchases	—	6,570,838	6,570,838
Sales	—	6,083,365	6,083,365
Screened World Equity Ex-US Fund
Purchases	—	53,026	53,026
Sales	—	52,764	52,764
World Select Equity Fund
Purchases	—	1,025,933	1,025,933
Sales	—	1,147,005	1,147,005
Emerging Markets Equity Fund
Purchases	—	569,065	569,065
Sales	—	580,060	580,060
Opportunistic Income Fund
Purchases	47,843	218,969	266,812
Sales	70,819	576,877	647,696
Core Fixed Income Fund
Purchases	21,653,470	2,438,656	24,092,126
Sales	21,715,033	2,429,564	24,144,597
High Yield Bond Fund
Purchases	—	1,413,519	1,413,519
Sales	—	1,555,329	1,555,329
Long Duration Fund
Purchases	1,299,536	433,441	1,732,977
Sales	1,492,305	778,593	2,270,898
Long Duration Credit Fund
Purchases	1,597,644	1,284,317	2,881,961
Sales	1,603,742	1,368,408	2,972,150
Ultra Short Duration Bond Fund
Purchases	31,748	167,032	198,780
Sales	45,465	152,194	197,659
Emerging Markets Debt Fund
Purchases	3,377	1,953,410	1,956,787

398	SEI Institutional Investments Trust / Annual Report / May 31, 2019

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Sales	25,615	1,837,614	1,863,229
Real Return Fund
Purchases	203,892	—	203,892
Sales	98,423	—	98,423
Limited Duration Bond Fund
Purchases	1,298,297	697,718	1,996,015
Sales	1,384,276	578,050	1,962,326
Intermediate Duration Credit Fund
Purchases	2,051,497	1,504,583	3,556,080
Sales	2,013,848	1,225,832	3,239,680
Dynamic Asset Allocation Fund
Purchases	—	127,447	127,447
Sales	—	419,946	419,946
Multi-Asset Real Return Fund
Purchases	179,186	43,105	222,291
Sales	207,778	50,413	258,191

(1) Includes 17a-7 related transactions of $16,425 (thousands).

(2) Includes 17a-7 related transactions of $(16,425) (thousands).

(3) Includes 17a-7 related transactions of $(6,566) (thousands).

(4) Includes 17a-7 related transactions of $2,801 (thousands).

(5) Includes 17a-7 related transactions of $1,336 (thousands).

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify for or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The Dynamic Asset Allocation and Multi-Asset Real Return Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income”. The Treasury released a proposed regulation in October of 2016 stating that income inclusion from a controlled foreign corporation is treated as dividends i.e. qualifying income only to the extent that the Funds received cash distributions from the subsidiary. The distribution requirement is consistent with the Funds’ policy. The Treasury released a final regulation in March 2019 reversing its position on the proposed regulation by removing the cash distribution requirement. As a conservative measure, the Funds will continue to follow their existing distribution policy.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings (loss), as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for basis adjustments for investments in partnerships, and expired capital losses have been reclassified to/from the following accounts as of May 31, 2019:

	Distributable Earnings (Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)
Large Cap Disciplined Equity Fund	$5	$(5)
Opportunistic Income Fund	19,071	(19,071)
High Yield Bond Fund	1	(1)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two years or periods ended May 31, 2019 were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Large Cap Fund
	2019	$83,505	$215,389	$—	$298,894
	2018	73,253	273,434	—	346,687
Large Cap Disciplined Equity Fund
	2019	108,507	459,588	—	568,095
	2018	155,301	289,435	—	444,736
Large Cap Index Fund

SEI Institutional Investments Trust / Annual Report / May 31, 2019	399

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
	2019	$45,210	$237,665	$—	$282,875
	2018	53,158	46,650	—	99,808
S&P 500 Index Fund
	2019	92,740	86,825	—	179,565
	2018	95,618	14,510	—	110,128
Extended Market Index Fund
	2019	22,120	30,849	—	52,969
	2018	20,019	26,141	—	46,160
Small Cap Fund
	2019	16,389	45,815	—	62,204
	2018	8,555	37,346	—	45,901
Small Cap II Fund
	2019	17,362	53,128	—	70,490
	2018	9,556	45,579	—	55,135
Small/Mid Cap Equity Fund
	2019	48,058	195,949	—	244,007
	2018	56,713	140,167	—	196,880
U.S. Equity Factor Allocation Fund
	2019	9,556	—	—	9,556
	2018	—	—	—	—
U.S. Managed Volatility Fund
	2019	52,640	146,324	—	198,964
	2018	51,841	106,838	—	158,679
Global Managed Volatility Fund
	2019	95,851	63,221	—	159,072
	2018	59,293	27,107	—	86,400
World Equity Ex-US Fund
	2019	181,960	223,055	—	405,015
	2018	170,185	25,221	—	195,406
Screened World Equity Ex-US Fund
	2019	3,880	—	—	3,880
	2018	2,086	—	—	2,086
World Select Equity Fund
	2019	68,984	28,083	—	97,067
	2018	16,274	2,794	—	19,068
Emerging Markets Equity Fund
	2019	41,349	55,510	—	96,859
	2018	32,051	—	—	32,051
Opportunistic Income Fund
	2019	60,320	—	—	60,320
	2018	84,466	—	—	84,466
Core Fixed Income Fund
	2019	222,818	—	—	222,818
	2018	179,674	—	—	179,674
High Yield Bond Fund
	2019	197,603	—	—	197,603
	2018	210,047	—	—	210,047
Long Duration Fund
	2019	77,501	6,378	—	83,879
	2018	78,788	11,123	—	89,911
Long Duration Credit Fund
	2019	159,278	3,070	—	162,348
	2018	152,524	20,433	—	172,957
Ultra Short Duration Bond Fund
	2019	12,835	—	—	12,835
	2018	9,823	—	—	9,823

400	SEI Institutional Investments Trust / Annual Report / May 31, 2019

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Emerging Markets Debt Fund
	2019	$36,600	$—	$—	$36,600
	2018	148,794	—	—	148,794
Real Return Fund
	2019	4,593	—	—	4,593
	2018	3,375	—	—	3,375
Limited Duration Bond Fund
	2019	39,239	—	—	39,239
	2018	24,919	—	—	24,919
Intermediate Duration Credit Fund
	2019	92,910	—	—	92,910
	2018	60,200	—	—	60,200
Dynamic Asset Allocation Fund
	2019	15,590	25,215	—	40,805
	2018	74,881	20,271	—	95,152
Multi-Asset Real Return Fund
	2019	31,060	—	—	31,060
	2018	14,386	—	—	14,386

As of May 31, 2019, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$1,851	$57,722	$—	$—	$—	$132,286	$—	$191,859
Large Cap Disciplined Equity Fund	—	94,141	—	—	—	164,388	(5)	258,524
Large Cap Index Fund	4,860	132,610	—	—	—	962,863	(1)	1,100,332
S&P 500 Index Fund	13,485	48,108	—	—	—	1,060,550	(1)	1,122,142
Extended Market Index Fund	885	15,137	—	—	—	149,282	1	165,305
Small Cap Fund	658	11,484	—	(6,993)	—	13,808	—	18,957
Small Cap II Fund	729	3,931	—	—	—	(5,973)	1	(1,312)
Small/Mid Cap Equity Fund	—	66,182	—	(24,626)	—	33,375	—	74,931
U.S. Equity Factor Allocation Fund	3,381	—	(11,177)	—	—	7,904	—	108
U.S. Managed Volatility Fund	748	35,087	—	—	—	169,942	—	205,777
Global Managed Volatility Fund	44,202	28,836	—	—	—	81,539	(4)	154,573
World Equity Ex-US Fund	108,118	—	(38,065)	(76,977)	—	740,965	(3)	734,038
Screened World Equity Ex-US Fund	81	—	(455)	(825)	—	6,071	—	4,872
World Select Equity Fund	12,623	—	—	(29,629)	—	(59,581)	(3)	(76,590)
Emerging Markets Equity Fund	8,171	—	(34,257)	—	—	57,065	—	30,979
Opportunistic Income Fund	18,613	—	(23,670)	—	—	339	2	(4,716)
Core Fixed Income Fund	17,776	—	(32,013)	—	—	143,526	(72,167)	57,122
High Yield Bond Fund	28,889	—	(100,547)	—	—	(121,396)	(13,348)	(206,402)
Long Duration Fund	11,319	—	—	—	—	102,808	(28,269)	85,858
Long Duration Credit Fund	11,548	—	(19,451)	(24,995)	—	179,724	(25,588)	121,238
Ultra Short Duration Bond Fund	1,122	—	(4,393)	(350)	—	1,344	(1,138)	(3,415)
Emerging Markets Debt Fund	4,646	—	(28,365)	(23,670)	—	(110,167)	(17,824)	(175,380)
Real Return Fund	2,008	—	(5,680)	—	—	908	(596)	(3,360)
Limited Duration Bond Fund	87	—	(7,618)	—	—	6,219	(60)	(1,372)
Intermediate Duration Credit Fund	134	—	(29,086)	—	—	70,502	(4,844)	36,706
Dynamic Asset Allocation Fund	29,221	35,970	—	—	—	935,364	(32,753)	967,802
Multi-Asset Real Return Fund	4,403	—	(30,305)	(12,750)	—	10,684	(93,130)	(121,098)

Post-October losses represent losses realized on investment transactions from November 1, 2018 through May 31, 2019 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	401

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

During the year ended May 31, 2019, the Core Fixed Income Fund, Ultra Short Duration Bond Fund, and Real Return Fund utilized capital loss carryforwards to offset capital gains of $114,603 ($ Thousands), $13 ($ Thousands) and $175 ($ Thousands), respectively. The Opportunistic Income Fund had expired capital losses in the amount of $19,071 ($ Thousands) for the year ended May 31, 2019.

Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
U.S. Equity Factor Allocation Fund	$10,614	$563	$11,177
World Equity Ex-US Fund	38,065	–	38,065
Screened World Equity Ex-US Fund	455	–	455
Emerging Markets Equity Fund	34,257	–	34,257
Opportunistic Income Fund	1,188	22,482	23,670
Core Fixed Income Fund	–	32,013	32,013
High Yield Bond Fund	6,332	94,215	100,547
Long Duration Credit Fund	–	19,451	19,451
Ultra Short Duration Bond Fund	1,303	3,090	4,393
Emerging Markets Debt Fund	21,209	7,156	28,365
Real Return Fund	617	5,063	5,680
Limited Duration Bond Fund	3,314	4,304	7,618
Intermediate Duration Credit Fund	–	29,086	29,086
Multi-Asset Real Return Fund	30,305	–	30,305

*This table should be used in conjunction with the capital loss carryforwards table.

For Federal income tax purposes, the cost of investments owned at May 31, 2019, and the net realized gains or losses on investments sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bond and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at May 31, 2019, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$1,036,942	$187,095	$(54,809)	$132,286
Large Cap Disciplined Equity Fund	1,921,597	277,068	(112,680)	164,388
Large Cap Index Fund	697,453	991,817	(28,954)	962,863
S&P 500 Index Fund	2,930,523	1,296,713	(236,163)	1,060,550

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Extended Market Index Fund	$869,458	$264,134	$(114,852)	$149,282
Small Cap Fund	274,239	38,227	(24,419)	13,808
Small Cap II Fund	388,345	34,747	(40,719)	(5,972)
Small/Mid Cap Equity Fund	1,294,845	155,020	(121,644)	33,376
U.S. Equity Factor Allocation Fund	877,252	45,838	(37,934)	7,904
U.S. Managed Volatility Fund	1,005,714	225,973	(56,031)	169,942
Global Managed Volatility Fund	2,362,842	229,715	(148,176)	81,539
World Equity Ex-US Fund	7,627,009	1,273,470	(532,506)	740,964
Screened World Equity Ex-US Fund	90,790	13,229	(7,158)	6,071
World Select Equity Fund	1,019,881	63,064	(122,645)	(59,581)
Emerging Markets Equity Fund	919,017	144,902	(87,837)	57,065
Opportunistic Income Fund	1,416,816	17,086	(16,740)	346
Core Fixed Income Fund	7,188,195	185,995	(42,469)	143,526
High Yield Bond Fund	2,805,229	85,115	(206,511)	(121,396)
Long Duration Fund	1,315,936	117,585	(14,786)	102,799
Long Duration Credit Fund	3,746,030	196,234	(16,510)	179,724
Ultra Short Duration Bond Fund	454,971	1,805	(461)	1,344
Emerging Markets Debt Fund	2,237,854	42,359	(152,526)	(110,167)
Real Return Fund	279,479	1,703	(795)	908
Limited Duration Bond Fund	1,538,528	7,896	(1,677)	6,219
Intermediate Duration Credit Fund	2,990,394	77,932	(7,430)	70,502
Dynamic Asset Allocation Fund	1,271,401	1,018,944	(83,580)	935,364
Multi-Asset Real Return Fund	1,063,317	66,303	(55,619)	10,684

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of May 31, 2019, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s

402	SEI Institutional Investments Trust / Annual Report / May 31, 2019

maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Limited Duration Bond, Intermediate Duration Credit and Multi-Asset Real Return Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity and Emerging Markets Debt Funds concentrate their investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The following descriptions provide additional information about some of the risks of investing in the Funds:

American Depositary Receipts (ADRs) Risk — ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk—With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO’s or CLO’s expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or

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May 31, 2019

other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — To the extent a Fund takes positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund’s use of futures contracts and swaps is subject to leverage risk, correlation risk, liquidity risk and market risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated

404	SEI Institutional Investments Trust / Annual Report / May 31, 2019

with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Exchange-Traded Notes Risk — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or on the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Issuer Risk — The risk that issuers in foreign countries face political and economic events unique to those countries. These events will not necessarily affect the U.S. economy or similar issuer located in the U.S.

Foreign Investment/Emerging and Frontier Markets Risk — The risk that non-U.S. securities may be subject to additional price volatility, illiquidity and decreases in value due to, among other things, political, social and economic developments abroad, government ownership or control of portions of the private sector or certain companies, trade barriers and currency movements, exchange controls and managed adjustments in relative currency values, and different or new and unsettled securities and tax markets, laws and regulations. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. These risks may be magnified further with respect to “frontier market countries,” which are a subset of emerging market countries with even smaller national economies.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund,

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May 31, 2019

as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Funds’ share price and make the Funds’ returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the

406	SEI Institutional Investments Trust / Annual Report / May 31, 2019

value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Participation Notes (P-Notes) Risk — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Quantitative Investing Risk — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direst ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Redemption Risk — The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. This could have a significant adverse effect on the Fund’s ability to maintain a stable $1.00 share price, and, in extreme circumstances, could cause the Fund to suspend redemptions and liquidate completely.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Sampling Risk — The Fund may not fully replicate the benchmark index and may hold securities not included in the index. As a result, the Fund may not track the return of its benchmark index as well as it would have if the Fund purchased all of the securities in its benchmark index.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the

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May 31, 2019

Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — The small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Social Investment Criteria Risk — The Fund’s portfolio is subject to certain social investment criteria. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund’s social investment criteria may affect the Fund’s exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Tracking Error Risk — The risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the index’s components and other factors.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

11. IN-KIND TRANSFERS OF SECURITIES

During the year ended May 31, 2019, there were no In-Kind transactions.

During the year ended May 31, 2018, the Core Fixed Income Fund, High Yield Bond Fund and Intermediate Duration Credit Fund issued/(redeemed) shares of beneficial interest in exchange for securities. These securities were transferred at their current value on the date of such transactions.

	Shares Issued (Thousands)	Value ($ Thousands)	Gain ($ Thousands)
Core Fixed Income Fund
07/24/2017	9,131	$ 9,201	$ —
01/02/2018	17,856	18,785	—
High Yield Bond Fund
01/02/2018	18,948	20,000	—
Intermediate Duration Credit Fund
01/02/2018	5,600	5,656	—
01/08/2018	21,488	23,296	—

408	SEI Institutional Investments Trust / Annual Report / May 31, 2019

12. SECURITIES LENDING

To the extent consistent with its Investment Objective and Strategies, a Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking-to-market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity.

Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund, L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of May 31, 2019 ($ Thousands):

Fund	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Large Cap Fund	$25,591	$25,591	$-
Large Cap Disciplined Equity Fund	54,663	54,663	-
Large Cap Index Fund	19,927	19,927	-
S&P 500 Index Fund	25,294	25,294	-
Extended Market Index Fund	80,842	80,842	-
Small Cap Fund	18,538	18,538	-
Small Cap II Fund	43,701	43,701	-
Small/Mid Cap Equity Fund	111,303	111,303	-
World Equity Ex-US Fund	294,466	294,466	-
(1)

Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Summary Schedule of Investments or Schedule of Investments for the total collateral received.

13. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of May 31, 2019, SPTC held of record the following:

Fund	% Held
Large Cap Fund	54.16%
Large Cap Disciplined Equity Fund	64.23%
Large Cap Index Fund	57.97%
S&P 500 Index Fund	55.27%
Extended Market Index Fund	69.38%
Small Cap Fund	36.85%
Small Cap II Fund	43.92%
Small/Mid Cap Equity Fund	46.76%
U.S. Equity Factor Allocation Fund	72.26%
U.S. Managed Volatility Fund	45.94%
Global Managed Volatility Fund	51.28%
World Equity Ex-US Fund	58.59%
Screened World Equity Ex-US Fund	100.00%
World Select Equity Fund	77.05%
Emerging Markets Equity Fund	61.96%
Opportunistic Income Fund	70.28%
Core Fixed Income Fund	59.21%
High Yield Bond Fund	53.13%
Long Duration Fund	76.95%
Long Duration Credit Fund	38.63%
Ultra Short Duration Bond Fund	70.76%
Emerging Markets Debt Fund	58.11%
Real Return Fund	66.43%
Limited Duration Bond Fund	64.67%
Intermediate Duration Credit Fund	58.06%
Dynamic Asset Allocation Fund	66.51%
Multi-Asset Real Return Fund	60.99%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

14. REGULATORY MATTERS

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities. The update also impacted the

SEI Institutional Investments Trust / Annual Report / May 31, 2019	409

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Concluded)

May 31, 2019

presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets/Consolidated Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets/Consolidated Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statements of Changes/Consolidated Statements of Changes in Net Assets for the prior fiscal year end represents distributions of net investment income.

	Net Investment Income	Net Realized Gains	Total
Large Cap Fund	$33,574	$313,113	$346,687
Large Cap Disciplined Equity Fund	62,193	382,543	444,736
Large Cap Index Fund	48,151	51,657	99,808
S&P 500 Index Fund	90,271	19,857	110,128
Extended Market Index Fund	12,396	33,764	46,160
Small Cap Fund	2,955	42,946	45,901
Small Cap II Fund	2,858	52,277	55,135
Small/Mid Cap Equity Fund	17,110	179,770	196,880
U.S. Managed Volatility Fund	38,279	120,400	158,679
Global Managed Volatility Fund	43,427	42,973	86,400
World Equity Ex-US Fund	170,185	25,221	195,406
World Select Equity Fund	8,688	10,380	19,068
Emerging Markets Equity Fund	22,376	9,675	32,051
Core Fixed Income Fund	178,015	1,659	179,674
High Yield Bond Fund	183,431	26,616	210,047
Long Duration Fund	76,934	12,977	89,911
Long Duration Credit Fund	145,168	27,789	172,957
Dynamic Asset Allocation Fund	63,308	31,844	95,152

15. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

16. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of May 31, 2019.

410	SEI Institutional Investments Trust / Annual Report / May 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees SEI Institutional Investments Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund and Emerging Markets Equity Fund and the statements of assets and liabilities, including the schedules of investments, of the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-five of the twenty-seven funds comprising the SEI Institutional Investments Trust (the Trust)), as of May 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, except for the U.S. Equity Factor Allocation Fund for which the date is the year ended May 31, 2019 and the period from April 26, 2018 (commencement of operations) through May 31, 2018 and World Select Equity Fund for which the date is the year ended May 31, 2019 and the period from June 30, 2017 (commencement of operations) through May 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated summary schedule of investments, of the Dynamic Asset Allocation Fund, and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Multi-Asset Real Return Fund (two of the twenty-seven funds comprising the Trust) (the twenty-seven funds collectively, the “Funds”), as of May 31, 2019, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2019, the results of their operations and their cash flows for the Multi-Asset Real Return Fund, for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, except for the U.S. Equity Factor Allocation Fund for which the date is the year ended May 31, 2019 and the period from April 26, 2018 (commencement of operations) through May 31, 2018 and World Select Equity Fund for which the date is the year ended May 31, 2019 and the period from June 30, 2017 (commencement of operations) through May 31, 2018, and the financial highlights and consolidated financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds Investment Companies since 2005.

Philadelphia, Pennsylvania

July 26, 2019

SEI Institutional Investments Trust / Annual Report / May 31, 2019	411

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of May 31, 2019.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	100	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 79 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	100	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Trustee of Winton Series Trust from 2014 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	100	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

412	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 61 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	100	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 71 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	100	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	100	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998-August 2003.	100	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	100	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	100	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	413

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 48 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 51 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A
1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

414	SEI Institutional Investments Trust / Annual Report / May 31, 2019

DISCLOSURE OF FUND EXPENSES (Unaudited)

May 31, 2019

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2018 through May 31, 2019).

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 12/1/18	Ending Account Value 5/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Large Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$992.50	0.18%	$0.89
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.03	0.18%	$0.91
Large Cap Disciplined Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$984.90	0.18%	$0.89
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.03	0.18%	$0.91
Large Cap Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,008.90	0.03%	$0.15
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.78	0.03%	$0.15
S&P 500 Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,007.60	0.05%	$0.25
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.68	0.05%	$0.25

	Beginning Account Value 12/1/18	Ending Account Value 5/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Extended Market Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,000.00	0.06%	$0.30
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.63	0.06%	$0.30
Small Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$965.80	0.45%	$2.21
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.69	0.45%	$2.27
Small Cap II Fund
Actual Fund Return
Class A Shares	$1,000.00	$966.60	0.44%	$2.16
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.74	0.44%	$2.22
Small/Mid Cap Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$972.20	0.42%	$2.07
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.84	0.42%	$2.12

SEI Institutional Investments Trust / Annual Report / May 31, 2019	415

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

May 31, 2019

	Beginning Account Value 12/1/18	Ending Account Value 5/31/19	Annualized Expense Ratios	Expenses Paid During Period*
U.S. Equity Factor Allocation Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,003.50	0.02%	$0.10
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.83	0.02%	$0.10
U.S. Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,002.40	0.20%	$1.00
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.93	0.20%	$1.01
Global Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,003.10	0.24%	$1.20
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.73	0.24%	$1.21
World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,029.70	0.31%	$1.57
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.39	0.31%	$1.56
Screened World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,030.40	0.34%	$1.72
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.24	0.34%	$1.72
World Select Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$972.10	0.33%	$1.62
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.29	0.33%	$1.66
Emerging Markets Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,025.90	0.67%	$3.38
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.59	0.67%	$3.38
Opportunistic Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,026.60	0.24%	$1.21
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.73	0.24%	$1.21
Core Fixed Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,071.00	0.12%	$0.62
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.33	0.12%	$0.61
High Yield Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,047.80	0.29%	$1.48
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.49	0.29%	$1.46

	Beginning Account Value 12/1/18	Ending Account Value 5/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Long Duration Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,145.90	0.15%	$0.80
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Long Duration Credit Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,138.40	0.15%	$0.80
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Ultra Short Duration Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,020.90	0.12%	$0.60
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.33	0.12%	$0.61
Emerging Markets Debt Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,068.70	0.41%	$2.11
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.89	0.41%	$2.07
Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,031.10	0.02%	$0.10
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.83	0.02%	$0.10
Limited Duration Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,027.40	0.11%	$0.56
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.38	0.11%	$0.56
Intermediate Duration Credit Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,079.50	0.15%	$0.78
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Dynamic Asset Allocation Fund
Actual Fund Return
Class A Shares	$1,000.00	$993.40	0.08%	$0.40
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.53	0.08%	$0.40
Multi-Asset Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,004.10	0.85%	$4.25
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.69	0.85%	$4.28

*

Expenses are equal to the Fund’s annualized expense ratio, including dividend expense, if applicable, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

416	SEI Institutional Investments Trust / Annual Report / May 31, 2019

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited)

SEI Institutional Investments Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the December 4-5, 2018 meeting of the Board, the Trustees approved a brief extension of the Advisory Agreement and certain Sub-Advisory Agreements already in effect (unless operating under an initial two-year term) to accommodate a revised meeting schedule. Accordingly, at the April 2–3, 2019 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless

SEI Institutional Investments Trust / Annual Report / May 31, 2019	417

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited) (Concluded)

operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on June 26–27, 2018, September 10–12, 2018, December 4–5, 2018 and April 2–3, 2019. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds (except when such metric was not available due to a limited operating history) and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s waiver of management and other fees and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

418	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	419

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a May 31, 2019 taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2019 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended May 31, 2019, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

Fund	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction(1)
Large Cap Fund	72.06%	0.00%	27.94%	100.00%	43.14%
Large Cap Disciplined Equity Fund	80.90%	0.00%	19.10%	100.00%	57.18%
Large Cap Index Fund	84.02%	0.00%	15.98%	100.00%	76.74%
S&P 500 Index Fund	48.35%	0.00%	51.65%	100.00%	77.36%
Extended Market Index Fund	58.24%	0.00%	41.76%	100.00%	36.51%
Small Cap Fund	73.65%	0.00%	26.35%	100.00%	22.49%
Small Cap II Fund	75.37%	0.00%	24.63%	100.00%	21.98%
Small/Mid Cap Equity Fund	80.30%	0.00%	19.70%	100.00%	31.66%
U.S. Equity Factor Allocation Fund	0.00%	0.00%	100.00%	100.00%	85.19%
U.S. Managed Volatility Fund	73.54%	0.00%	26.46%	100.00%	71.93%
Global Managed Volatility Fund	39.74%	0.00%	60.26%	100.00%	27.58%
World Equity Ex-US Fund	53.10%	0.00%	46.90%	100.00%	0.00%
Screened World Equity Ex-US Fund	0.00%	0.00%	100.00%	100.00%	0.00%
World Select Equity Fund	28.93%	0.00%	71.07%	100.00%	15.39%
Emerging Markets Equity Fund	55.94%	0.00%	44.06%	100.00%	0.00%
Opportunistic Income Fund	0.00%	0.00%	100.00%	100.00%	0.01%
Core Fixed Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Long Duration Fund	7.45%	0.00%	92.55%	100.00%	0.00%
Long Duration Credit Fund	1.89%	0.00%	98.11%	100.00%	0.00%
Ultra Short Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Limited Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Intermediate Duration Credit Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	61.79%	0.00%	38.21%	100.00%	100.00%
Multi-Asset Real Return Fund	0.00%	0.00%	100.00%	100.00%	18.99%

420	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Fund	(E) Qualifying Dividend Income (15% Tax Rate for QDI)(2)	(F) U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Qualifying Business Income Deduction(6)
Large Cap Fund	45.79%	0.00%	0.01%	100.00%	1.05%
Large Cap Disciplined Equity Fund	59.09%	0.00%	0.31%	100.00%	2.08%
Large Cap Index Fund	79.82%	0.06%	0.06%	100.00%	5.11%
S&P 500 Index Fund	80.67%	0.00%	0.00%	100.00%	3.40%
Extended Market Index Fund	38.52%	0.12%	0.02%	100.00%	15.08%
Small Cap Fund	22.39%	0.00%	0.00%	100.00%	5.81%
Small Cap II Fund	22.61%	0.00%	0.00%	100.00%	2.44%
Small/Mid Cap Equity Fund	33.67%	0.00%	0.00%	100.00%	8.22%
U.S. Equity Factor Allocation Fund	86.76%	0.00%	0.42%	0.00%	2.78%
U.S. Managed Volatility Fund	77.78%	0.00%	0.00%	100.00%	8.75%
Global Managed Volatility Fund	60.49%	0.00%	0.11%	100.00%	4.15%
World Equity Ex-US Fund	38.16%	0.00%	0.00%	0.00%	0.16%
Screened World Equity Ex-US Fund	60.62%	0.00%	0.00%	0.00%	0.00%
World Select Equity Fund	46.20%	0.00%	0.14%	100.00%	0.33%
Emerging Markets Equity Fund	44.57%	0.00%	0.54%	100.00%	0.00%
Opportunistic Income Fund	0.01%	0.52%	80.82%	0.00%	0.00%
Core Fixed Income Fund	0.00%	17.71%	92.40%	0.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	78.60%	0.00%	0.00%
Long Duration Fund	0.00%	17.65%	0.00%	100.00%	0.00%
Long Duration Credit Fund	0.00%	3.57%	98.92%	100.00%	0.00%
Ultra Short Duration Bond Fund	0.00%	4.72%	92.27%	0.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Real Return Fund	0.00%	100.00%	0.59%	0.00%	0.00%
Limited Duration Bond Fund	0.00%	24.23%	98.61%	0.00%	0.00%
Intermediate Duration Credit Fund	0.00%	0.00%	83.24%	0.00%	0.00%
Dynamic Asset Allocation Fund	97.89%	0.00%	0.00%	0.00%	2.11%
Multi-Asset Real Return Fund	19.01%	25.86%	19.97%	0.00%	2.07%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended May 31, 2019, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
Screened World Equity Ex-US Fund	$2,628,006	$294,647
World Equity Ex-US Fund	198,885,027	15,031,102
Emerging Markets Equity Fund	21,408,389	2,377,220

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. With the exception of The Real Return Fund, shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary dividend income that qualifed for 20% Business Income Deduction.

Items (A), (B) and (C) are based on the percentage of each Fund’s total distribution.

Items (D) and (E) are based on the percentage of ordinary income distributions of each Fund.

Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	421

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SEI Institutional Investments Trust / Annual Report / May 31, 2019

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-140 (5/19)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan Cote, George J. Sullivan, Jr. and Hubert L. Harris. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2019 and 2018 as follows:

		Fiscal Year 2019			Fiscal Year 2018
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$1,019,780	$0	N/A	$1,028,105	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$273,762	$0	$0	$479,513	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4 (g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services  rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2019	Fiscal Year 2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2019 and 2018 were $273,762 and $479,513, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a) The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Small/Mid Cap Equity Fund, Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Small Cap Fund, Extended Market Index Fund, Small Cap II Fund, U.S Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Emerging Markets Equity Fund, and the Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Dynamic Asset Allocation Fund, and the Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the World Select Equity Fund and Screened World Equity Ex-US Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund and the Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Multi-Asset Real Return Fund are included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

May 31, 2019

Small/Mid Cap Equity Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.2%

Communication Services — 2.7%
AMC Networks Inc, Cl A *(A)	33,600	$1,773
Cable One Inc	4,378	4,890
Cargurus Inc, Cl A *(A)	31,908	1,090
Cinemark Holdings Inc	68,185	2,590
Cogent Communications Holdings Inc	62,271	3,643
Entercom Communications Corp, Cl A (A)	173,700	1,006
Gannett Co Inc (A)	62,400	491
Glu Mobile Inc *	136,597	1,090
IAC/InterActiveCorp *	34,043	7,518
IMAX Corp *	52,332	1,139
Marcus Corp/The	32,031	1,120
National CineMedia Inc	243,955	1,598
Nexstar Media Group Inc, Cl A	12,984	1,300
Rosetta Stone Inc *	46,380	1,144
TEGNA Inc	92,200	1,396

		31,788

Consumer Discretionary — 12.5%
Abercrombie & Fitch Co, Cl A (A)	—	—
American Axle & Manufacturing Holdings Inc *	90,600	916
American Eagle Outfitters Inc	63,000	1,096
Asbury Automotive Group Inc *	17,880	1,327
Big Lots Inc (A)	32,600	900
Bloomin’ Brands Inc	217,862	4,207
BorgWarner Inc	34,400	1,221
Boyd Gaming Corp	39,811	952
Bright Horizons Family Solutions Inc *	42,340	5,803
Brinker International Inc (A)	43,042	1,617
Capri Holdings Ltd *	31,200	1,013
Carter’s Inc	26,161	2,200
Children’s Place Inc/The (A)	10,965	1,016
Cooper Tire & Rubber Co	27,500	758
Cooper-Standard Holdings Inc *	13,900	537
Core-Mark Holding Co Inc	76,460	2,820
Dana Inc	68,039	993
Dave & Buster’s Entertainment Inc	23,758	1,182
Dick’s Sporting Goods Inc (A)	38,000	1,311
Dillard’s Inc, Cl A (A)	20,600	1,167
Dine Brands Global Inc (A)	12,373	1,168
Domino’s Pizza Inc	13,555	3,789
Ethan Allen Interiors Inc	42,200	896
Express Inc *	66,800	201
Extended Stay America Inc	172,381	2,955
Foot Locker Inc	47,100	1,853
Fox Factory Holding Corp *	76,982	5,159
frontdoor Inc *	78,211	3,145
Funko Inc, Cl A *(A)	55,147	1,145
GameStop Corp, Cl A (A)	37,900	287
G-III Apparel Group Ltd *	28,772	740
Goodyear Tire & Rubber Co/The	69,900	937

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Grand Canyon Education Inc *(A)	57,450	$6,886
Group 1 Automotive Inc	34,407	2,484
Hanesbrands Inc (A)	299,630	4,450
Harley-Davidson Inc (A)	36,500	1,194
Haverty Furniture Cos Inc (A)	52,200	909
Hibbett Sports Inc *	50,237	1,111
Installed Building Products Inc *	21,560	1,109
Kohl’s Corp	36,700	1,810
La-Z-Boy Inc, Cl Z	37,193	1,197
Lear Corp	9,400	1,119
Lithia Motors Inc, Cl A	35,652	4,070
Malibu Boats Inc, Cl A *	26,302	944
MDC Holdings Inc	43,956	1,382
National Vision Holdings Inc *	46,650	1,270
Nautilus Inc *	76,923	207
Office Depot Inc	437,200	857
Ollie’s Bargain Outlet Holdings Inc *(A)	22,475	2,219
Planet Fitness Inc, Cl A *	73,000	5,582
Polaris Industries Inc (A)	29,649	2,368
Pool Corp	18,991	3,414
PulteGroup Inc	68,200	2,114
PVH Corp	12,100	1,031
Sally Beauty Holdings Inc *(A)	282,930	4,295
SeaWorld Entertainment Inc *	45,195	1,446
Service Corp International/US	83,070	3,644
ServiceMaster Global Holdings Inc *	18,384	993
Shutterstock Inc *	70,212	2,672
Six Flags Entertainment Corp	89,215	4,404
Skechers U.S.A. Inc, Cl A*	202,105	5,645
Sonic Automotive Inc, Cl A	60,600	1,056
Steven Madden Ltd	34,723	1,051
Tenneco Inc, Cl A *	31,200	310
Toll Brothers Inc	57,400	1,996
Tractor Supply Co	40,525	4,084
Under Armour Inc, Cl C *	72,398	1,465
Wendy’s Co/The	193,405	3,557
Whirlpool Corp (A)	11,600	1,333
Williams-Sonoma Inc (A)	32,100	1,878
Wolverine World Wide Inc	44,130	1,233
Wyndham Destinations Inc	40,500	1,611
Wyndham Hotels & Resorts Inc	58,937	3,144

		146,855

Consumer Staples — 3.6%
B&G Foods Inc, Cl A	114,438	2,512
Boston Beer Co Inc/The, Cl A *	4,001	1,258
Calavo Growers Inc (A)	41,284	3,610
Casey’s General Stores Inc	21,835	2,818
Chefs’ Warehouse Inc/The *	36,502	1,156
Church & Dwight Co Inc	58,399	4,345
Freshpet Inc *	75,320	3,500
Hostess Brands Inc, Cl A *	263,130	3,523

SEI Insitutional Investments Trust / Annual Report / May 31, 2019	427

SCHEDULE OF INVESTMENTS

May 31, 2019

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ingles Markets Inc, Cl A	23,000	$686
Ingredion Inc	22,100	1,683
J&J Snack Foods Corp	22,335	3,593
JM Smucker Co/The	15,600	1,896
Medifast Inc	5,804	748
Pilgrim’s Pride Corp *	43,200	1,105
Simply Good Foods Co/The *	208,912	4,490
SpartanNash Co	35,000	404
Spectrum Brands Holdings Inc	54,760	2,884
Universal Corp/VA	24,400	1,379
Weis Markets Inc	17,900	677

		42,267

Energy — 2.6%
Antero Midstream Corp (A)	234,070	2,860
Arch Coal Inc (A)	16,200	1,428
Archrock Inc	118,074	1,047
Cabot Oil & Gas Corp, Cl A	122,822	3,073
Callon Petroleum Co *	128,898	806
Carrizo Oil & Gas Inc *(A)	80,900	824
Encana Corp	359	2
Gulfport Energy Corp *	160,200	876
HollyFrontier Corp	39,200	1,489
Laredo Petroleum Inc *	47,800	126
McDermott International Inc *(A)	25,329	153
Oceaneering International Inc *	65,298	1,071
Parsley Energy Inc, Cl A *	143,099	2,551
PBF Energy Inc, Cl A	51,100	1,349
Phillips 66 Partners LP (B)	52,484	2,518
ProPetro Holding Corp *	61,593	1,196
Rattler Midstream *	34,500	646
RigNet Inc *	62,574	522
Southwestern Energy Co *	270,000	969
SRC Energy Inc *	472,473	2,240
Talos Energy Inc *	42,009	981
Viper Energy Partners LP (B)	66,218	1,854
W&T Offshore Inc *(A)	185,500	779
WPX Energy Inc *	126,400	1,360

		30,720

Financials — 14.5%
AG Mortgage Investment Trust Inc ‡	69,000	1,064
Ally Financial Inc	107,800	3,112
American Equity Investment Life Holding Co	45,500	1,288
American Financial Group Inc/OH	15,100	1,483
Annaly Capital Management Inc ‡	149,200	1,314
Ares Capital Corp	97,500	1,712
Argo Group International Holdings Ltd	17,559	1,238
Artisan Partners Asset Management Inc, Cl A	45,294	1,071
Associated Banc-Corp	142,700	2,827
Assured Guaranty Ltd	37,800	1,545

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Banco Latinoamericano de Comercio Exterior SA, Cl E	30,600	$610
Bank OZK	134,367	3,883
BankUnited Inc	51,300	1,666
BGC Partners Inc, Cl A	681,946	3,205
Brookline Bancorp Inc	77,103	1,106
Cadence BanCorp, Cl A	55,518	1,027
Capstead Mortgage Corp ‡	148,056	1,171
Central Pacific Financial Corp	38,400	1,067
Chimera Investment Corp ‡	65,600	1,197
CIT Group Inc	67,600	3,214
CNA Financial Corp	37,900	1,704
CNO Financial Group Inc	79,400	1,247
Cohen & Steers Inc	71,229	3,648
Columbia Banking System Inc	142,767	4,761
Community Bank System Inc	19,090	1,180
Donnelley Financial Solutions Inc *	5,407	67
Enova International Inc *	48,430	1,034
Essent Group Ltd *	26,129	1,227
Evercore Inc, Cl A	30,275	2,338
Everest Re Group Ltd	4,800	1,189
FactSet Research Systems Inc (A)	11,273	3,136
FGL Holdings	141,956	1,129
First American Financial Corp	84,298	4,354
First BanCorp/Puerto Rico	106,269	1,058
First Commonwealth Financial Corp	92,563	1,164
First Horizon National Corp	254,700	3,416
First Merchants Corp	52,732	1,753
Flushing Financial Corp	52,400	1,102
FNB Corp/PA	141,100	1,552
Fulton Financial Corp	65,500	1,032
Hamilton Lane Inc, Cl A	28,900	1,421
Hancock Whitney Corp	37,500	1,424
Hanmi Financial Corp	43,000	887
Health Insurance Innovations Inc, Cl A *(A)	36,576	943
Hilltop Holdings Inc	59,914	1,206
Home BancShares Inc/AR	127,249	2,229
Invesco Mortgage Capital Inc	72,904	1,122
KeyCorp	98,500	1,573
Kinsale Capital Group Inc	25,490	2,136
Lazard Ltd, Cl A (B)	36,000	1,122
Legg Mason Inc	35,500	1,265
Lincoln National Corp	37,500	2,229
LPL Financial Holdings Inc	36,670	2,942
Maiden Holdings Ltd *	20,300	11
MarketAxess Holdings Inc	17,846	5,315
MFA Financial Inc ‡	243,100	1,711
MGIC Investment Corp *	228,195	3,092
MSCI Inc, Cl A	14,498	3,190
National General Holdings Corp	51,600	1,172
Navient Corp	92,300	1,204
Nelnet Inc, Cl A	17,300	1,025

428	SEI Insitutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NMI Holdings Inc, Cl A *	44,898	$1,224
Northwest Bancshares Inc	70,830	1,188
Oaktree Specialty Lending Corp	218,200	1,161
OFG Bancorp	143,097	2,687
PacWest Bancorp	231,747	8,422
Popular Inc	29,100	1,519
Preferred Bank/Los Angeles CA	28,690	1,256
Prospect Capital Corp	159,000	994
Prosperity Bancshares Inc	47,939	3,107
Radian Group Inc	53,592	1,203
Regions Financial Corp	142,400	1,969
Reinsurance Group of America Inc, Cl A	11,600	1,717
Republic Bancorp Inc/KY, Cl A	31,200	1,430
RLI Corp	15,658	1,345
Starwood Property Trust Inc ‡	263,652	5,814
Sterling Bancorp/DE	63,544	1,227
Stifel Financial Corp	45,514	2,441
TCF Financial Corp	116,100	2,213
Trustmark Corp	35,193	1,118
Two Harbors Investment Corp ‡	58,546	715
UMB Financial Corp	18,251	1,127
United Community Banks Inc/GA	120,920	3,206
Universal Insurance Holdings Inc (A)	27,000	784
Unum Group	68,500	2,157
Washington Federal Inc	78,745	2,486
Westamerica Bancorporation (A)	19,510	1,168
Wintrust Financial Corp	26,470	1,793
WisdomTree Investments Inc (A)	258,501	1,554
Zions Bancorp NA (A)	90,100	3,881

		171,016

Health Care — 11.7%
Addus HomeCare Corp *	17,880	1,223
Agios Pharmaceuticals Inc *(A)	33,009	1,524
Amedisys Inc *	9,656	1,084
Array BioPharma Inc *(A)	111,373	2,942
Axogen Inc *(A)	70,265	1,471
BioTelemetry Inc *	44,973	2,152
Blueprint Medicines Corp *	10,930	831
Cantel Medical Corp	43,370	2,981
CareDx Inc *	77,800	2,460
Catalent Inc *	33,882	1,542
Chemed Corp	14,617	4,794
ChemoCentryx Inc *	89,846	1,013
CONMED Corp	14,047	1,131
Cooper Cos Inc/The	6,940	2,067
DBV Technologies SA ADR *(A)	97,017	875
DexCom Inc *	9,778	1,186
Eagle Pharmaceuticals Inc/DE *(A)	33,900	1,722
Editas Medicine Inc *(A)	43,367	891
Encompass Health Corp	50,602	2,981
Endologix Inc *(A)	108,803	766

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ensign Group Inc/The	196,405	$10,461
Exact Sciences Corp *	16,183	1,677
Genomic Health Inc *	14,176	741
Haemonetics Corp *	20,400	1,979
Halozyme Therapeutics Inc *	75,300	1,111
HealthEquity Inc *	15,776	1,031
Heron Therapeutics Inc *(A)	66,306	1,129
HMS Holdings Corp *	33,859	1,030
Immunomedics Inc *(A)	73,027	954
Innoviva Inc *(A)	107,400	1,468
Insulet Corp *(A)	39,327	4,318
Integer Holdings Corp *	14,497	1,016
Integra LifeSciences Holdings Corp *	31,015	1,445
Jazz Pharmaceuticals PLC *	14,700	1,846
Lannett Co Inc *(A)	35,947	189
Lantheus Holdings Inc *	63,500	1,523
Ligand Pharmaceuticals Inc *(A)	51,259	5,504
MacroGenics Inc *	47,689	875
Mallinckrodt PLC *(A)	48,400	421
Masimo Corp *	39,173	5,121
Medidata Solutions Inc *(A)	34,826	3,174
MEDNAX Inc *	80,344	1,981
Merit Medical Systems Inc *	50,155	2,590
Neurocrine Biosciences Inc *	9,856	836
Nevro Corp *(A)	21,483	1,270
Omnicell Inc *	47,908	3,806
Owens & Minor Inc (A)	56,000	151
Pacira BioSciences Inc *	26,129	1,137
PRA Health Sciences Inc *	28,460	2,468
Precision BioSciences Inc *(A)	26,912	361
Prestige Consumer Healthcare Inc *	67,340	1,955
Quest Diagnostics Inc	31,057	2,979
Quidel Corp *	26,762	1,480
Repligen Corp *	17,633	1,225
ResMed Inc	32,675	3,729
Revance Therapeutics Inc *	94,294	1,016
Spectrum Pharmaceuticals Inc *	121,360	893
STERIS PLC	57,473	7,683
Syneos Health Inc, Cl A *	156,194	6,440
Tandem Diabetes Care Inc *	48,500	3,325
Teladoc Health Inc *(A)	15,330	891
Tenet Healthcare Corp *	44,972	898
United Therapeutics Corp *	10,300	865
Universal Health Services Inc, Cl B	12,200	1,459
US Physical Therapy Inc	11,731	1,310
Veracyte Inc *	45,590	1,033
Vericel Corp *	61,371	960
Viking Therapeutics Inc *(A)	128,931	991
Xencor Inc *	33,513	1,034

		137,415

SEI Insitutional Investments Trust / Annual Report / May 31, 2019	429

SCHEDULE OF INVESTMENTS

May 31, 2019

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Industrials — 17.5%
ABM Industries Inc	77,415	$2,806
Acuity Brands Inc	6,700	829
ADT Inc (A)	409,309	2,394
AGCO Corp	24,200	1,611
Air Transport Services Group Inc *	70,680	1,551
Aircastle Ltd	54,700	1,062
Allegiant Travel Co, Cl A	8,990	1,260
Allegion PLC	21,646	2,101
Allison Transmission Holdings Inc, Cl A	62,000	2,566
Altra Industrial Motion Corp	33,069	1,037
Apogee Enterprises Inc	31,100	1,127
Atkore International Group Inc *	47,985	1,122
Briggs & Stratton Corp	64,000	602
BWX Technologies Inc	64,546	3,004
Chart Industries Inc *	14,497	1,111
Cimpress NV *(A)	20,786	1,819
Clean Harbors Inc *	61,986	3,975
Colfax Corp *	102,341	2,569
Cornerstone Building Brands Inc *	109,600	481
Deluxe Corp	35,400	1,317
EMCOR Group Inc	17,362	1,399
Ennis Inc	55,100	1,020
Evoqua Water Technologies Corp *(A)	71,177	838
Exponent Inc	78,686	4,410
Federal Signal Corp	49,813	1,190
Forward Air Corp	28,671	1,601
Generac Holdings Inc *	24,697	1,362
Genesee & Wyoming Inc, Cl A *	33,002	3,142
Greenbrier Cos Inc/The	27,400	746
H&E Equipment Services Inc	41,169	1,001
Harris Corp	21,426	4,011
Harsco Corp *	45,442	1,136
Healthcare Services Group Inc (A)	55,069	1,741
Heartland Express Inc	121,664	2,175
HEICO Corp	36,167	4,398
HEICO Corp, Cl A	16,934	1,664
Heidrick & Struggles International Inc	34,007	1,032
Hertz Global Holdings Inc *(A)	68,953	970
Huntington Ingalls Industries Inc	13,100	2,687
Insperity Inc	33,540	3,820
JetBlue Airways Corp *	134,700	2,321
John Bean Technologies Corp	55,456	5,687
Kaman Corp	37,457	2,083
KAR Auction Services Inc	180,630	10,155
Kennametal Inc	78,300	2,408
Kirby Corp *	51,354	3,974
Korn Ferry	22,795	982
Kratos Defense & Security Solutions Inc *	46,250	1,020
LSC Communications Inc	5,407	26
ManpowerGroup Inc	27,800	2,377
MasTec Inc *(A)	24,894	1,157

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Matson Inc	77,378	$2,648
McGrath RentCorp	23,141	1,301
Mercury Systems Inc *	109,572	7,534
Meritor Inc *	155,015	3,125
Middleby Corp/The *(A)	27,452	3,582
MSA Safety Inc	15,080	1,499
MSC Industrial Direct Co Inc, Cl A	52,414	3,704
Multi-Color Corp	35,059	1,744
Nordson Corp	25,153	3,160
Oshkosh Corp	22,300	1,588
Owens Corning	24,100	1,168
Pitney Bowes Inc (A)	103,400	377
Proto Labs Inc *(A)	9,635	967
Quad/Graphics Inc, Cl A (A)	53,700	449
Quanta Services Inc	60,800	2,113
Regal Beloit Corp	28,400	2,065
Resideo Technologies Inc *	77,155	1,518
Ritchie Bros Auctioneers Inc	66,104	2,206
RR Donnelley & Sons Co	85,200	189
Rush Enterprises Inc, Cl A	28,722	1,013
Ryder System Inc	88,823	4,486
Sensata Technologies Holding PLC *	108,585	4,635
SkyWest Inc	46,951	2,757
Snap-on Inc (A)	30,194	4,708
Spirit AeroSystems Holdings Inc, Cl A	27,300	2,212
Teledyne Technologies Inc*	19,120	4,508
Tennant Co	42,446	2,445
Terex Corp	60,400	1,617
Tetra Tech Inc	74,389	5,023
Timken Co/The	26,300	1,157
Toro Co/The	42,474	2,768
Trex Co Inc *	45,140	2,700
TriNet Group Inc *	50,783	3,219
Trinity Industries Inc	159,846	3,082
Triton International Ltd/Bermuda	42,600	1,259
United Rentals Inc *	15,300	1,684
Vectrus Inc *	29,300	1,034
Wabash National Corp	57,200	773
Wabtec Corp (A)	14,308	893
Woodward Inc	63,637	6,931

		206,718

Information Technology — 16.4%
2U Inc *(A)	58,079	2,206
3D Systems Corp *(A)	110,703	896
Acacia Communications Inc *	22,424	1,045
ACI Worldwide Inc *	237,269	7,464
Altair Engineering Inc, Cl A *	12,800	488
Amkor Technology Inc *	160,900	1,043
Avalara Inc *	35,725	2,416
Avnet Inc	44,600	1,821
Badger Meter Inc	65,987	3,484

430	SEI Insitutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Belden Inc (A)	112,873	$5,779
Broadridge Financial Solutions Inc	29,866	3,729
Cabot Microelectronics Corp	26,639	2,596
CACI International Inc, Cl A *	6,717	1,367
Carbonite Inc *(A)	109,103	2,582
Cardtronics PLC *(A)	35,094	1,060
CDW Corp/DE	17,046	1,678
ChannelAdvisor Corp *	66,803	615
Ciena Corp *	35,100	1,226
Cirrus Logic Inc *	37,100	1,386
Cognex Corp (A)	63,953	2,596
Cornerstone OnDemand Inc *	35,129	1,870
Coupa Software Inc *	8,380	915
CSG Systems International Inc	26,327	1,181
Cypress Semiconductor Corp	91,147	1,624
Diodes Inc *	81,627	2,525
Ebix Inc (A)	24,376	1,144
Euronet Worldwide Inc *	47,206	7,319
Everbridge Inc *	55,450	4,361
Fabrinet *	24,227	1,033
FireEye Inc *	88,014	1,284
Five9 Inc *	23,709	1,217
Flex Ltd *	74,900	670
Gartner Inc *	12,644	1,913
Insight Enterprises Inc *	39,100	2,013
InterXion Holding NV *	47,800	3,523
Itron Inc *	24,458	1,386
j2 Global Inc (A)	94,510	7,966
Jabil Inc	127,900	3,145
Jack Henry & Associates Inc	21,267	2,791
Juniper Networks Inc	59,700	1,469
KBR Inc	61,914	1,376
Kulicke & Soffa Industries Inc	103,096	1,999
Lattice Semiconductor Corp *	91,032	1,165
Littelfuse Inc	22,306	3,641
LogMeIn Inc	113,633	8,162
MAXIMUS Inc	16,473	1,174
Monolithic Power Systems Inc	8,400	978
NCR Corp *	38,500	1,178
New Relic Inc *	29,810	2,991
NIC Inc	69,644	1,111
Nova Measuring Instruments *(A)	27,370	694
Novanta Inc *	42,668	3,414
Nuance Communications Inc*	73,501	1,262
ON Semiconductor Corp *	221,936	3,942
Perficient Inc *	41,836	1,273
Power Integrations Inc	48,709	3,174
Presidio Inc	169,274	2,243
PROS Holdings Inc *	24,178	1,371
Q2 Holdings Inc *	59,470	4,356
Rambus Inc *	108,146	1,229
Rapid7 Inc *	53,361	2,788

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
RealPage Inc *	16,402	$957
RingCentral Inc, Cl A *	24,670	2,957
Sanmina Corp *	87,310	2,322
Seagate Technology PLC	44,900	1,879
Silicon Motion Technology Corp ADR	60,058	2,289
SolarWinds Corp *(A)	169,699	2,970
SPS Commerce Inc*	11,188	1,140
SS&C Technologies Holdings Inc	50,493	2,810
Switch Inc, Cl A (A)	276,494	3,420
SYNNEX Corp	58,017	5,031
Tech Data Corp *	34,841	3,158
Teradyne Inc	28,500	1,201
Trimble Inc *	98,812	3,943
TTM Technologies Inc *	123,400	1,053
Tyler Technologies Inc *	4,290	915
Verint Systems Inc *	20,523	1,165
Viavi Solutions Inc *	134,030	1,615
Western Digital Corp	10,300	383
Western Union Co/The (A)	80,800	1,567
Xerox Corp	107,400	3,287
Xperi Corp	55,493	1,166
Zendesk Inc *	46,050	3,880

		193,455

Materials — 4.2%
Ashland Global Holdings Inc	39,663	2,970
Balchem Corp	13,633	1,236
Cabot Corp	48,600	1,941
Chemours Co/The	52,200	1,101
Cleveland-Cliffs Inc (A)	106,640	928
Compass Minerals International Inc	22,276	1,136
Domtar Corp	36,200	1,522
Eastman Chemical Co	33,400	2,168
Ferroglobe*(C)	141,200	—
FMC Corp	100,322	7,369
Graphic Packaging Holding Co	191,767	2,493
Greif Inc, Cl A	30,426	1,078
Huntsman Corp	103,400	1,796
Ingevity Corp *	15,330	1,344
International Flavors & Fragrances Inc (A)	17,247	2,336
Kraton Corp *	34,304	839
Livent Corp *	206,576	1,306
Materion Corp	17,880	1,081
Owens-Illinois Inc	95,900	1,534
Quaker Chemical Corp	15,302	2,768
Reliance Steel & Aluminum Co	26,600	2,215
Schweitzer-Mauduit International Inc	9,300	291
Silgan Holdings Inc	157,003	4,551
Steel Dynamics Inc	100,000	2,515
Trinseo SA	32,100	1,183
United States Steel Corp (A)	55,400	655

SEI Insitutional Investments Trust / Annual Report / May 31, 2019	431

SCHEDULE OF INVESTMENTS

May 31, 2019

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Westrock Co	47,800	$1,558

		49,914

Real Estate — 8.1%
Alexandria Real Estate Equities Inc ‡	25,206	3,690
Americold Realty Trust ‡(A)	279,779	8,757
Ashford Hospitality Trust Inc ‡	134,100	598
Braemar Hotels & Resorts Inc ‡	3,000	31
Brixmor Property Group Inc ‡	133,300	2,286
CareTrust REIT Inc ‡	49,887	1,213
CBL & Associates Properties Inc ‡(A)	70,700	58
Chatham Lodging Trust ‡	53,400	1,017
City Office REIT Inc ‡	72,700	857
CoreCivic Inc ‡	123,026	2,694
CoreSite Realty Corp ‡	29,972	3,498
Cousins Properties Inc ‡	139,412	1,262
DiamondRock Hospitality Co ‡	167,400	1,659
EastGroup Properties Inc ‡	13,139	1,458
Franklin Street Properties Corp ‡	150,900	1,093
Gaming and Leisure Properties Inc ‡	222,346	8,780
Hannon Armstrong Sustainable Infrastructure Capital Inc ‡	49,220	1,275
Hospitality Properties Trust ‡	68,900	1,714
Howard Hughes Corp/The *	20,673	2,126
Industrial Logistics Properties Trust ‡	47,668	899
Invitation Homes Inc ‡	92,622	2,374
Kennedy-Wilson Holdings Inc	128,808	2,647
Kite Realty Group Trust ‡	96,900	1,473
Lexington Realty Trust ‡	266,800	2,447
Medical Properties Trust Inc ‡(A)	425,039	7,557
Newmark Group Inc, Cl A	76,200	608
Office Properties Income Trust ‡	68,800	1,645
Omega Healthcare Investors Inc ‡(A)	35,500	1,265
Outfront Media Inc ‡	107,800	2,657
Piedmont Office Realty Trust Inc, Cl A ‡(A)	55,300	1,124
PS Business Parks Inc ‡	7,656	1,232
Realogy Holdings Corp (A)	88,500	627
Retail Properties of America Inc, Cl A ‡	96,000	1,141
Retail Value Inc ‡	5,822	186
Rexford Industrial Realty Inc ‡	120,396	4,551
RPT Realty ‡(A)	116,900	1,423
Ryman Hospitality Properties Inc ‡	57,905	4,630
Sabra Health Care REIT Inc ‡(A)	60,000	1,157
Senior Housing Properties Trust ‡	151,600	1,195
SITE Centers Corp ‡	56,700	724
Spirit Realty Capital Inc ‡	54,320	2,317
Terreno Realty Corp ‡	30,377	1,389
VEREIT Inc ‡	328,300	2,915
Xenia Hotels & Resorts Inc ‡	144,308	3,018

		95,267

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Utilities — 2.4%
AES Corp/VA	58,800	$929
Algonquin Power & Utilities Corp (A)	304,363	3,546
American States Water Co	61,937	4,518
American Water Works Co Inc	32,480	3,671
Black Hills Corp	17,164	1,308
FirstEnergy Corp	63,100	2,602
National Fuel Gas Co	51,800	2,761
New Jersey Resources Corp	24,005	1,139
NorthWestern Corp	18,004	1,277
ONE Gas Inc	13,040	1,142
PNM Resources Inc	25,166	1,186
Spire Inc	14,892	1,241
UGI Corp	56,781	2,930

		28,250

Total Common Stock (Cost $1,078,930) ($ Thousands)		1,133,665

AFFILIATED PARTNERSHIP — 9.8%
SEI Liquidity Fund, L.P.
2.440% **†(D)	115,600,547	115,595

Total Affiliated Partnership (Cost $115,600) ($ Thousands)		115,595

CASH EQUIVALENT — 6.7%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	78,961,324	78,961

Total Cash Equivalent (Cost $78,961) ($ Thousands)		78,961

Total Investments in Securities — 112.7% (Cost $1,273,491) ($ Thousands)		$1,328,221

Percentages are based on a Net Assets of $1,178,532 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2019.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019, was $111,303 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2019, such securities amounted to $6,140 ($ Thousands), or 0.5% of Net Assets (see Note 2).
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $115,595 ($ Thousands).

432	SEI Institutional Investments Trust / Annual Report / May 31, 2019

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

REIT — Real Estate investment Trust

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried a value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock	$1,133,665	$—	$—	$1,133,665
Affiliated Partnership	—	115,595	—	115,595
Cash Equivalent	78,961	—	—	78,961

Total Investments in Securities	$1,212,626	$115,595	$—	$1,328,221

^ A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$217,342	$ 354,237	$(456,042)	$67	$(9)	$115,595	115,600,547	$ 344	$—
SEI Daily Income Trust, Government Fund, Cl F	70,669	676,600	(668,308)	—	—	78,961	78,961,324	1,017	—

Totals	$288,011	$1,030,837	$(1,124,350)	$67	$(9)	$194,556	194,561,871	$1,361	$—

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	433

SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.2%

Communication Services — 6.0%
Alphabet Inc, Cl A *	4,671	$5,168
Alphabet Inc, Cl C *	12,296	13,570
AT&T Inc	254,400	7,780
BCE Inc	95,300	4,291
CBS Corp, Cl B	18,141	876
Charter Communications Inc, Cl A *	865	326
Facebook Inc, Cl A *	55,599	9,867
Gannett Co Inc (A)	78,550	617
IAC/InterActiveCorp *	2,869	634
Live Nation Entertainment Inc *	9,560	581
Madison Square Garden Co/The, Cl A *	4,582	1,356
Netflix Inc *	5,956	2,045
Omnicom Group Inc (A)	66,373	5,135
TEGNA Inc	82,100	1,243
Telephone & Data Systems Inc	18,827	542
T-Mobile US Inc *	23,872	1,753
Verizon Communications Inc	147,900	8,038
Viacom Inc, Cl B	48,900	1,420

		65,242

Consumer Discretionary — 10.1%
Advance Auto Parts Inc	5,638	874
Alibaba Group Holding Ltd ADR *	20,038	2,991
Amazon.com Inc *	12,242	21,730
American Eagle Outfitters Inc	75,600	1,315
AutoZone Inc *	687	706
Best Buy Co Inc	23,000	1,441
Big Lots Inc (A)	17,400	480
Booking Holdings Inc *	2,293	3,798
Bright Horizons Family Solutions Inc *	13,002	1,782
CarMax Inc *	52,211	4,087
Cooper Tire & Rubber Co	32,100	885
Delphi Automotive PLC *	27,531	1,763
Dillard’s Inc, Cl A (A)	15,300	867
Dollar General Corp	56,162	7,148
Dollar Tree Inc *	9,950	1,011
Dunkin’ Brands Group Inc	4,830	359
Etsy Inc *	3,285	205
Foot Locker Inc	44,000	1,731
Ford Motor Co	204,000	1,942
General Motors Co	98,100	3,271
Genuine Parts Co	46,850	4,634
Goodyear Tire & Rubber Co/The	77,400	1,038
Harley-Davidson Inc (A)	25,500	834
Home Depot Inc/The	18,758	3,561
KB Home	37,600	945
Kohl’s Corp	37,400	1,845
Lear Corp	11,600	1,381
Lowe’s Cos Inc	69,617	6,494
Macy’s Inc	53,200	1,094
McDonald’s Corp	8,675	1,720

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NIKE Inc, Cl B	4,379	$338
O’Reilly Automotive Inc *	16,215	6,022
Pinterest Inc*(A)	25,881	645
Ross Stores Inc	62,822	5,842
Royal Caribbean Cruises Ltd	19,380	2,360
ServiceMaster Global Holdings Inc *	12,984	701
Target Corp	67,630	5,441
Tenneco Inc, Cl A	28,400	282
TJX Cos Inc/The	26,689	1,342
Vail Resorts Inc	5,093	1,096
Whirlpool Corp (A)	17,400	1,999
Wolverine World Wide Inc	16,326	456
Wyndham Destinations Inc	8,100	322
Yum! Brands Inc	10,888	1,114

		109,892

Consumer Staples — 7.3%
Altria Group Inc	121,783	5,975
Archer-Daniels-Midland Co	33,000	1,265
Coca-Cola Co/The	4,416	217
Colgate-Palmolive Co	22,224	1,547
Conagra Brands Inc	149,908	4,013
Costco Wholesale Corp	2,685	643
Darling Ingredients Inc *	26,017	492
Diageo PLC ADR	23,950	4,025
JM Smucker Co/The	75,934	9,230
Kimberly-Clark Corp	29,600	3,785
Kroger Co/The	341,284	7,785
Molson Coors Brewing Co, Cl B	24,900	1,369
Mondelez International Inc, Cl A	57,968	2,948
PepsiCo Inc	40,140	5,138
Performance Food Group Co *	27,283	1,074
Philip Morris International Inc	116,085	8,954
Procter & Gamble Co/The	22,045	2,269
Tyson Foods Inc, Cl A	39,300	2,982
Unilever NV (A)	162,189	9,751
US Foods Holding Corp *	30,687	1,060
Walgreens Boots Alliance Inc	113,300	5,590

		80,112

Energy — 4.7%
Chevron Corp	139,072	15,833
CNX Resources Corp *	142,100	1,097
ConocoPhillips	123,566	7,285
Encana Corp	1,045	6
Exxon Mobil Corp	94,754	6,706
Gulfport Energy Corp *	141,700	775
Marathon Petroleum Corp	53,200	2,447
Occidental Petroleum Corp	66,577	3,314
Phillips 66	38,500	3,111
Royal Dutch Shell PLC ADR, Cl A	60,289	3,726
Royal Dutch Shell PLC ADR, Cl B (A)	51,550	3,240

434	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Valero Energy Corp	54,200	$3,816
		51,356

Financials — 16.5%
Aflac Inc	137,355	7,046
Allstate Corp/The	25,800	2,464
Ally Financial Inc	77,000	2,223
American Express Co	21,522	2,469
American International Group Inc	18,600	950
Ameriprise Financial Inc	23,000	3,179
Annaly Capital Management Inc ‡	121,900	1,074
Arch Capital Group Ltd *	61,677	2,123
Arthur J Gallagher & Co	32,733	2,756
Bank of America Corp	229,598	6,107
Berkshire Hathaway Inc, Cl B *	46,920	9,263
Capital One Financial Corp	18,700	1,606
Chubb Ltd	36,000	5,258
CIT Group Inc	44,100	2,096
Citigroup Inc	102,698	6,383
Citizens Financial Group Inc	80,300	2,616
CNA Financial Corp	34,700	1,560
Discover Financial Services	31,400	2,341
Essent Group Ltd *	33,294	1,563
Everest Re Group Ltd	6,600	1,635
Fifth Third Bancorp	64,200	1,701
First Republic Bank/CA	52,439	5,088
Goldman Sachs Group Inc/The	7,900	1,442
Hartford Financial Services Group Inc/The	36,700	1,933
HSBC Holdings PLC ADR	64,850	2,644
Intercontinental Exchange Inc	39,745	3,267
JPMorgan Chase & Co	131,900	13,976
KeyCorp	92,100	1,471
Legg Mason Inc	27,700	987
Lincoln National Corp	49,300	2,931
Markel Corp *	8,915	9,440
Marsh & McLennan Cos Inc	69,691	6,662
MetLife Inc	30,300	1,400
MGIC Investment Corp *	82,300	1,115
Moody’s Corp	27,137	4,963
Morgan Stanley	74,309	3,024
MSCI Inc, Cl A	9,408	2,070
Navient Corp	86,700	1,131
PNC Financial Services Group Inc/The	11,600	1,476
Progressive Corp/The	36,878	2,924
Prudential Financial Inc	35,500	3,279
Radian Group Inc	52,200	1,172
Regions Financial Corp	194,400	2,688
S&P Global Inc	16,873	3,609
Starwood Property Trust Inc ‡	64,800	1,429
State Street Corp	111,089	6,138
SunTrust Banks Inc	130,600	7,837
Travelers Cos Inc/The	34,300	4,993

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Unum Group	38,400	$1,209
US Bancorp	104,109	5,226
Wells Fargo & Co	145,994	6,478
White Mountains Insurance Group Ltd	359	352
WR Berkley Corp	26,700	1,661
		180,428

Health Care — 14.6%
Abbott Laboratories	109,162	8,311
AbbVie Inc	41,500	3,183
ABIOMED Inc *	5,390	1,412
Agilent Technologies Inc	21,536	1,444
Alcon Inc *(A)	9,950	579
Allergan PLC	12,075	1,472
Alnylam Pharmaceuticals Inc *	9,495	641
AmerisourceBergen Corp, Cl A	60,648	4,722
Amgen Inc	61,806	10,303
Biogen Inc *	9,900	2,171
Bio-Techne Corp	1,008	200
Blueprint Medicines Corp *	5,899	448
Boston Scientific Corp *	64,259	2,468
Bruker Corp	44,225	1,847
Cardinal Health Inc	29,900	1,258
Chemed Corp	1,932	634
CVS Health Corp	97,838	5,124
Danaher Corp	48,238	6,368
DexCom Inc *	1,166	141
Eli Lilly & Co	32,300	3,745
Exact Sciences Corp *	14,133	1,465
Gilead Sciences Inc	23,500	1,463
HCA Healthcare Inc	38,520	4,659
Horizon Therapeutics Plc *	17,687	421
ICON PLC *	4,109	582
Illumina Inc *	9,214	2,828
IQVIA Holdings Inc *	5,989	814
Johnson & Johnson	161,747	21,213
Mallinckrodt PLC *(A)	39,800	346
McKesson Corp	18,700	2,284
Merck & Co Inc	181,892	14,408
Mettler-Toledo International Inc *	9,554	6,908
Novartis AG ADR	49,700	4,256
PerkinElmer Inc	18,928	1,634
Pfizer Inc	311,092	12,917
QIAGEN NV *	34,909	1,329
Sarepta Therapeutics Inc *(A)	5,586	636
Teleflex Inc	22,848	6,587
Thermo Fisher Scientific Inc	6,644	1,774
Ultragenyx Pharmaceutical Inc *	8,303	456
UnitedHealth Group Inc	42,830	10,356
Universal Health Services Inc, Cl B	18,009	2,153
Vertex Pharmaceuticals Inc *	7,022	1,167

SEI Institutional Investments Trust / Annual Report / May 31, 2019	435

SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zoetis Inc, Cl A	16,880	$1,706

		158,833

Industrials — 10.7%
3M Co	35,937	5,741
AGCO Corp	22,600	1,504
Allison Transmission Holdings Inc, Cl A	40,300	1,668
American Airlines Group Inc	42,100	1,146
AMETEK Inc	32,588	2,669
Boeing Co/The	10,405	3,554
CAE Inc	28,113	717
Canadian National Railway Co (A)	6,166	546
Canadian Pacific Railway Ltd (A)	5,372	1,179
Cintas Corp	11,772	2,611
Cummins Inc	26,000	3,920
Curtiss-Wright Corp	13,626	1,519
Delta Air Lines Inc	40,300	2,075
Eaton Corp PLC	37,300	2,779
EMCOR Group Inc	14,282	1,151
FedEx Corp	9,500	1,466
Fortive Corp	53,913	4,106
Honeywell International Inc	69,144	11,361
Huntington Ingalls Industries Inc	7,400	1,518
Illinois Tool Works Inc	41,887	5,849
Ingersoll-Rand PLC	22,215	2,629
Johnson Controls International plc	105,400	4,060
LSC Communications Inc	8,862	43
ManpowerGroup Inc	21,000	1,796
nVent Electric PLC	41,242	951
Oshkosh Corp	20,000	1,424
Pitney Bowes Inc (A)	85,200	311
Raytheon Co	37,450	6,535
Republic Services Inc, Cl A	33,141	2,803
Roper Technologies Inc	19,997	6,877
RR Donnelley & Sons Co	23,633	52
Ryder System Inc	24,700	1,247
Sensata Technologies Holding PLC *	103,567	4,421
Siemens AG ADR	60,140	3,414
Southwest Airlines Co	27,200	1,295
Spirit AeroSystems Holdings Inc, Cl A	32,442	2,629
Teledyne Technologies Inc *	9,860	2,325
TransDigm Group Inc *	11,249	4,960
Trinity Industries Inc	58,500	1,128
Union Pacific Corp	6,868	1,145
United Continental Holdings Inc *	39,500	3,067
Waste Connections Inc	8,026	760
Waste Management Inc	13,699	1,498
WW Grainger Inc	16,466	4,309

		116,758

Information Technology — 16.9%
ACI Worldwide Inc *	7,063	222

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Adobe Inc *	38,735	$10,493
ANSYS Inc *	3,975	714
Apple Inc	53,157	9,306
Applied Materials Inc	70,807	2,740
Arrow Electronics Inc *	27,137	1,700
Automatic Data Processing Inc	19,088	3,056
Avalara Inc *	7,103	480
Avnet Inc	6,356	260
Booz Allen Hamilton Holding Corp, Cl A	16,391	1,035
Broadcom Inc	3,943	992
Cadence Design Systems Inc *	39,789	2,529
CDW Corp/DE	25,353	2,496
Cisco Systems Inc	272,957	14,202
Cornerstone OnDemand Inc *	9,936	529
Corning Inc	167,200	4,822
Dolby Laboratories Inc, Cl A	16,717	1,036
DXC Technology Co	28,400	1,350
Endava PLC ADR	3,047	114
EPAM Systems Inc *	1,033	178
Fair Isaac Corp *	5,089	1,506
Five9 Inc *	2,785	143
Genpact Ltd	33,362	1,206
Global Payments Inc	28,739	4,427
Hewlett Packard Enterprise Co	174,006	2,387
HP Inc	117,200	2,189
Intel Corp	229,100	10,090
International Business Machines Corp	16,600	2,108
Intuit Inc	39,359	9,637
Juniper Networks Inc	60,300	1,484
Lam Research Corp	17,682	3,087
Mastercard Inc, Cl A	5,082	1,278
Microchip Technology Inc (A)	101,852	8,151
Micron Technology Inc *	39,500	1,288
Microsoft Corp	202,679	25,067
MKS Instruments Inc	4,435	317
NCR Corp *	41,000	1,255
NXP Semiconductors NV	682	60
ON Semiconductor Corp *	53,500	950
Oracle Corp	188,756	9,551
Paylocity Holding Corp *	14,256	1,429
PayPal Holdings Inc *	20,783	2,281
QUALCOMM Inc	28,365	1,895
RingCentral Inc, Cl A *	7,025	842
salesforce.com *	38,629	5,849
Seagate Technology PLC	36,100	1,511
Semtech Corp *	24,931	993
SYNNEX Corp	6,870	596
Synopsys Inc *	22,213	2,587
Taiwan Semiconductor Manufacturing Co Ltd ADR	4,692	180
Tech Data Corp *	15,100	1,369
Visa Inc, Cl A	75,299	12,148

436	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vishay Intertechnology Inc (A)	76,400	$1,164
Western Union Co/The (A)	62,500	1,213
Worldpay Inc, Cl A *	24,525	2,983
Xerox Corp	54,900	1,681
Zendesk Inc *	8,801	742

		183,898

Materials — 3.3%
Air Products & Chemicals Inc	3,701	754
Celanese Corp, Cl A	18,900	1,794
Chemours Co/The	46,300	977
Domtar Corp	24,000	1,009
Dow Inc	34,000	1,590
DowDuPont Inc	101,900	3,110
Eastman Chemical Co	33,800	2,194
Ecolab Inc	35,031	6,449
Huntsman Corp	95,000	1,650
International Paper Co	43,000	1,783
Linde PLC	20,516	3,704
LyondellBasell Industries NV, Cl A	28,700	2,131
Owens-Illinois Inc	65,000	1,040
Packaging Corp of America	13,700	1,220
Reliance Steel & Aluminum Co	15,300	1,274
Sherwin-Williams Co/The	2,561	1,074
Steel Dynamics Inc	48,300	1,215
Vulcan Materials Co	9,649	1,205
Westrock Co	40,000	1,304

		35,477

Real Estate — 4.4%
American Campus Communities Inc ‡	22,285	1,032
American Tower Corp, Cl A ‡	59,368	12,394
Americold Realty Trust ‡	26,683	835
Apartment Investment & Management Co, Cl A	37,988	1,898
AvalonBay Communities Inc	9,379	1,904
CBL & Associates Properties Inc ‡(A)	65,600	53
Crown Castle International Corp	39,592	5,147
EastGroup Properties Inc ‡	6,359	706
First Industrial Realty Trust Inc ‡	39,989	1,388
Gaming and Leisure Properties Inc ‡	41,300	1,631
HCP Inc	118,300	3,751
Hospitality Properties Trust ‡	53,800	1,338
Lexington Realty Trust ‡	130,200	1,194
Park Hotels & Resorts Inc ‡	9,618	266
SBA Communications Corp, Cl A *	13,414	2,903
Spirit Realty Capital Inc ‡	26,300	1,122
UDR Inc	39,359	1,763
VEREIT Inc ‡	208,600	1,852
Welltower Inc	71,100	5,775

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Xenia Hotels & Resorts Inc ‡	56,579	$1,183

		48,135

Utilities — 1.7%
Entergy Corp	17,900	1,738
Exelon Corp	142,033	6,829
FirstEnergy Corp	42,000	1,732
IDACORP Inc	12,156	1,219
NextEra Energy Inc	30,550	6,055
PNM Resources Inc	19,548	921

		18,494

Total Common Stock (Cost $903,606) ($ Thousands)		1,048,625

AFFILIATED PARTNERSHIP — 2.5%
SEI Liquidity Fund, L.P.
2.440% **†(B)	26,524,770	26,526

Total Affiliated Partnership (Cost $26,525) ($ Thousands)		26,526

CASH EQUIVALENT — 8.6%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	94,077,098	94,077

Total Cash Equivalent (Cost $94,077) ($ Thousands)		94,077

Total Investments in Securities — 107.3% (Cost $1,024,208) ($ Thousands)		$1,169,228

SEI Institutional Investments Trust / Annual Report / May 31, 2019	437

SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Fund(Concluded)

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	140	Jun-2019	$19,393	$19,268	$(125)
S&P Mid Cap 400 Index E-MINI	7	Jun-2019	1,282	1,267	(15)

			$20,675	$20,535	$(140)

Percentages are based on Net Assets of $1,090,130 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019 was $25,591 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $26,526 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,048,625	$—	$—	$1,048,625
Affiliated Partnership	—	26,526	—	26,526
Cash Equivalent	94,077	—	—	94,077

Total Investments in Securities	$1,142,702	$26,526	$—	$1,169,228

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts* Unrealized Depreciation	$(140)	$—	$—	$(140)

Total Other Financial Instruments	$(140)	$—	$—	$(140)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

438	SEI Institutional Investments Trust / Annual Report / May 31, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$61,123	$216,308	$(250,912)	$9	$(2)	$26,526	26,524,770	$59	$—
SEI Daily Income Trust, Government Fund, Cl F	42,140	524,801	(472,864)	—	—	94,077	94,077,098	886	—

Totals	$103,263	$741,109	$(723,776)	$9	$(2)	$120,603	120,601,868	$945	$—

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	439

SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Disciplined Equity Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.7%

Communication Services — 8.5%
Alphabet Inc, Cl A *	21,836	$24,161
Alphabet Inc, Cl C *	11,255	12,421
AT&T Inc	215,100	6,578
CBS Corp, Cl B	26,352	1,272
CenturyLink Inc	195,000	2,038
Comcast Corp, Cl A	285,538	11,707
Discovery Inc, Cl C *	45,200	1,159
Facebook Inc, Cl A *	186,211	33,047
IAC/InterActiveCorp *	7,797	1,722
Madison Square Garden Co/The, Cl A *	3,950	1,169
Omnicom Group Inc (A)	243,311	18,822
Telephone & Data Systems Inc	33,870	976
T-Mobile US Inc *	91,405	6,713
TripAdvisor Inc *(A)	77,865	3,291
Verizon Communications Inc	549,102	29,844
Viacom Inc, Cl B	175,783	5,103
Walt Disney Co/The	71,654	9,461

		169,484

Consumer Discretionary — 9.3%
Advance Auto Parts Inc	13,909	2,156
Amazon.com Inc *	21,652	38,434
Asbury Automotive Group Inc *	6,100	453
AutoZone Inc *	5,154	5,294
Best Buy Co Inc	61,253	3,839
Big Lots Inc	37,600	1,038
Bloomin’ Brands Inc	78,100	1,508
Booking Holdings Inc *	4,200	6,956
Bright Horizons Family Solutions Inc *	24,406	3,345
Capri Holdings Ltd *	122,645	3,984
Dana Inc	16,100	235
Dollar General Corp	76,257	9,706
Dunkin’ Brands Group Inc	26,994	2,004
eBay Inc	238,661	8,575
Expedia Group Inc	11,400	1,311
Foot Locker Inc	185,267	7,290
Ford Motor Co	617,800	5,881
frontdoor Inc *	5,800	233
General Motors Co	159,300	5,311
Home Depot Inc/The	37,839	7,184
Honda Motor ADR (A)	231,545	5,698
Kohl’s Corp	6,400	316
L Brands Inc	35,400	795
LKQ Corp *	31,400	805
Lowe’s Cos Inc	109,746	10,237
Macy’s Inc	142,300	2,927
Newell Brands Inc	9,900	133
NIKE Inc, Cl B	29,419	2,269
O’Reilly Automotive Inc *	8,766	3,255
Qurate Retail Inc *	117,600	1,474
Ralph Lauren Corp, Cl A	55,395	5,824

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ross Stores Inc	85,299	$7,932
Royal Caribbean Cruises Ltd	1,900	231
ServiceMaster Global Holdings Inc *	28,160	1,521
Starbucks Corp	138,698	10,549
Tapestry Inc	66,600	1,902
TJX Cos Inc/The	179,422	9,023
Tractor Supply Co	29,203	2,943
Yum! Brands Inc	40,010	4,095

		186,666

Consumer Staples — 8.1%
Altria Group Inc	329,712	16,176
Archer-Daniels-Midland Co	135,600	5,196
Bunge Ltd	12,100	633
Coca-Cola Co/The	127,275	6,253
Colgate-Palmolive Co	66,525	4,632
Conagra Brands Inc	229,444	6,142
Costco Wholesale Corp	7,366	1,765
JM Smucker Co/The	94,927	11,539
Kellogg Co	257,273	13,522
Keurig Dr Pepper Inc	60,400	1,703
Kimberly-Clark Corp	17,216	2,202
Kroger Co/The	371,538	8,475
Mondelez International Inc, Cl A	99,688	5,069
Monster Beverage Corp *	78,675	4,867
PepsiCo Inc	115,454	14,778
Philip Morris International Inc	263,558	20,328
Pilgrim’s Pride Corp *	15,800	404
Procter & Gamble Co/The	171,914	17,692
Tyson Foods Inc, Cl A	123,509	9,373
US Foods Holding Corp *	59,648	2,061
Walgreens Boots Alliance Inc	61,700	3,044
Walmart Inc	52,890	5,365

		161,219

Energy — 4.1%
Anadarko Petroleum Corp	11,223	790
BP PLC ADR	93,234	3,797
Chevron Corp	264,083	30,066
ConocoPhillips	123,396	7,275
CONSOL Energy Inc *	13,500	354
Diamondback Energy Inc	56,346	5,525
Exxon Mobil Corp	26,454	1,872
HollyFrontier Corp	86,495	3,285
Kinder Morgan Inc/DE	266,500	5,317
Marathon Petroleum Corp	307,033	14,120
Occidental Petroleum Corp	90,398	4,499
Pioneer Natural Resources Co	3,600	511
Royal Dutch Shell PLC ADR, Cl A (A)	81,859	5,060
Superior Energy Services Inc *	41,400	67

440	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
World Fuel Services Corp	12,600	$367

		82,905

Financials — 12.1%
Affiliated Managers Group Inc	9,300	780
Aflac Inc	200,521	10,287
Allstate Corp/The	65,578	6,263
Ally Financial	17,257	498
American Express Co	40,448	4,640
American International Group Inc	198,077	10,116
Ameriprise Financial Inc	9,048	1,251
Arch Capital Group Ltd *	108,177	3,725
Arthur J Gallagher & Co	55,565	4,679
Bank of America Corp	1,026,997	27,318
Berkshire Hathaway Inc, Cl B *	60,852	12,013
Capital One Financial Corp	82,100	7,050
Citigroup Inc	351,070	21,819
Discover Financial Services	57,244	4,268
First Hawaiian Inc	74,413	1,852
Goldman Sachs Group Inc/The	25,200	4,599
Intercontinental Exchange Inc	40,340	3,316
Invesco Ltd	15,300	299
JPMorgan Chase & Co	194,756	20,636
Ladder Capital Corp, Cl A ‡	99,590	1,583
Marsh & McLennan Cos Inc	94,626	9,046
MetLife Inc	317,130	14,655
Moody’s Corp	3,700	677
Morgan Stanley	161,600	6,575
MSCI Inc, Cl A	19,762	4,348
OneMain Holdings Inc, Cl A	83,300	2,488
Principal Financial Group Inc	5,567	287
S&P Global Inc	23,684	5,066
State Street Corp	129,382	7,148
SunTrust Banks Inc	11,145	669
Synchrony Financial	214,734	7,222
Unum Group	74,000	2,330
Wells Fargo & Co	696,900	30,921
White Mountains Insurance Group Ltd	1,110	1,087
WR Berkley Corp	47,864	2,977

		242,488

Health Care — 16.8%
Abbott Laboratories	284,067	21,626
AbbVie Inc	44,000	3,375
Agilent Technologies Inc	24,241	1,625
Alexion Pharmaceuticals Inc *	54,087	6,149
Allergan PLC	43,300	5,279
AmerisourceBergen Corp, Cl A	82,347	6,412
Amgen Inc	52,555	8,761
Anthem Inc	30,082	8,362
Baxter International Inc	15,000	1,102
Biogen Inc *	56,655	12,424

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bristol-Myers Squibb Co	236,469	$10,729
Bruker Corp	69,087	2,886
Celgene Corp *	18,554	1,740
Chemed Corp	4,499	1,475
Cigna Corp	104,393	15,452
Cooper Cos Inc/The	3,200	953
CVS Health Corp	207,905	10,888
Danaher Corp	42,828	5,654
Eli Lilly & Co	17,628	2,044
Exact Sciences Corp *	43,318	4,489
Gilead Sciences Inc	161,386	10,046
HCA Healthcare Inc	143,439	17,350
Hologic Inc *	55,900	2,460
Humana Inc	86,441	21,166
Illumina Inc *	8,215	2,521
IQVIA Holdings Inc *	31,400	4,266
Johnson & Johnson	241,301	31,647
Masimo Corp *	6,586	861
McKesson Corp	24,070	2,940
Medtronic PLC	99,400	9,202
Merck & Co Inc	402,188	31,857
Mettler-Toledo International Inc *	4,757	3,440
Mylan NV *	75,979	1,276
PerkinElmer Inc	16,174	1,397
Perrigo Co PLC	1,700	71
Pfizer Inc	237,785	9,873
PRA Health Sciences Inc *	7,659	664
Regeneron Pharmaceuticals Inc *	9,300	2,806
Thermo Fisher Scientific Inc	36,292	9,689
UnitedHealth Group Inc	56,134	13,573
Universal Health Services Inc, Cl B	14,705	1,758
Varian Medical Systems Inc *	9,820	1,240
Vertex Pharmaceuticals Inc *	13,111	2,179
Zimmer Biomet Holdings Inc	170,332	19,406
Zoetis Inc, Cl A	33,544	3,390

		336,503

Industrials — 8.7%
3M Co	20,960	3,348
AMERCO	2,201	810
AMETEK Inc	55,672	4,559
Arconic Inc	243,800	5,339
Armstrong World Industries Inc	3,546	315
Atkore International Group Inc *	34,400	805
BMC Stock Holdings Inc *	44,600	893
Boeing Co/The	39,857	13,616
Carlisle Cos Inc	10,120	1,349
Caterpillar Inc	5,619	673
Continental Building Products Inc *	8,700	199
Cummins Inc	27,483	4,143
Curtiss-Wright Corp	27,735	3,092
Delta Air Lines Inc	21,967	1,131

SEI Institutional Investments Trust / Annual Report / May 31, 2019	441

SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Disciplined Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eaton Corp PLC	27,527	$2,051
EMCOR Group Inc	29,400	2,369
Emerson Electric Co	90,828	5,472
Fluor Corp	58,200	1,613
General Dynamics Corp	75,855	12,199
General Electric Co	948,000	8,949
Genesee & Wyoming Inc, Cl A *	23,928	2,278
Harris Corp	22,833	4,274
Honeywell International Inc	71,483	11,745
Huntington Ingalls Industries Inc	1,106	227
Illinois Tool Works Inc	56,873	7,942
Ingersoll-Rand PLC	37,779	4,471
Johnson Controls International PLC	25,400	978
Korn Ferry	10,100	435
L3 Technologies Inc	4,515	1,093
Lockheed Martin Corp	14,100	4,773
ManpowerGroup Inc	2,532	217
Masco Corp	113,781	3,973
nVent Electric PLC	119,697	2,760
Oshkosh Corp	10,100	719
PACCAR Inc	65,358	4,302
Quanta Services Inc	44,900	1,561
Raytheon Co	4,304	751
Republic Services Inc, Cl A	55,435	4,689
Robert Half International Inc	86,903	4,663
Rockwell Automation Inc	15,163	2,257
Southwest Airlines Co	71,963	3,425
Spirit AeroSystems Holdings Inc, Cl A	48,443	3,926
Teledyne Technologies Inc *	15,457	3,645
Union Pacific Corp	4,769	795
United Rentals Inc *	31,207	3,436
United Technologies Corp	57,877	7,310
Universal Forest Products Inc	21,700	700
Waste Management Inc	43,124	4,716
WESCO International Inc *	67,730	3,172
WW Grainger Inc	22,357	5,851

		174,009

Information Technology — 20.1%
Accenture PLC, Cl A	19,271	3,432
Adobe Inc *	37,639	10,196
Akamai Technologies Inc *	89,409	6,738
Analog Devices Inc	99,897	9,652
Anixter International Inc *	22,600	1,206
ANSYS Inc *	10,007	1,796
Apple Inc	202,551	35,461
Applied Materials Inc	162,737	6,296
Arrow Electronics Inc *	39,286	2,462
Automatic Data Processing Inc	25,917	4,150
Avnet Inc	24,563	1,003
Booz Allen Hamilton Holding Corp, Cl A	29,890	1,888
Broadridge Financial Solutions Inc	5,609	700

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cadence Design Systems Inc *	65,078	$4,137
CDW Corp/DE	61,377	6,042
Cisco Systems Inc	478,332	24,888
Cognizant Technology Solutions Corp, Cl A	112,344	6,957
CommScope Holding Co Inc *	58,800	950
Dell Technologies Inc, Cl C *	6,100	363
Dolby Laboratories Inc, Cl A	20,502	1,271
DXC Technology Co	100,400	4,773
EPAM Systems Inc *	17,328	2,991
F5 Networks Inc *	3,778	499
Fair Isaac Corp *	14,579	4,314
Fidelity National Information Services Inc	131,216	15,785
Fortinet Inc *	40,907	2,965
Genpact Ltd	45,662	1,651
Global Payments Inc	45,541	7,015
Hewlett Packard Enterprise Co	449,376	6,165
HP Inc	582,737	10,886
Intel Corp	232,341	10,232
International Business Machines Corp	98,201	12,471
Intuit Inc	81,951	20,066
Juniper Networks Inc	94,901	2,336
Keysight Technologies Inc *	116,150	8,726
Mastercard Inc, Cl A	28,302	7,118
Microchip Technology Inc (A)	72,719	5,820
Micron Technology Inc *	124,028	4,045
Microsoft Corp	629,628	77,872
MKS Instruments Inc	16,980	1,213
Monolithic Power Systems Inc	13,313	1,550
Motorola Solutions Inc	43,077	6,459
Nuance Communications Inc *	73,356	1,260
NXP Semiconductors NV	18,800	1,657
Oracle Corp	159,542	8,073
Paycom Software Inc *	8,808	1,868
Presidio Inc	23,600	313
QUALCOMM Inc	172,200	11,506
Red Hat Inc *	3,805	701
RingCentral Inc, Cl A *	24,594	2,948
ScanSource Inc *	7,800	228
Skyworks Solutions Inc	22,700	1,512
Symantec Corp	17,300	324
SYNNEX Corp	3,900	338
Synopsys Inc *	51,387	5,983
Tech Data Corp *	600	54
VeriSign Inc *	35,143	6,852
Visa Inc, Cl A	18,600	3,001
Xerox Corp	245,929	7,528
Xilinx Inc	42,935	4,393

		403,079

Materials — 1.7%
Ashland Global Holdings Inc	24,736	1,852
Dow	160,798	7,519

442	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
DowDuPont Inc	386,925	$11,809
Greif Inc, Cl A	9,900	351
LyondellBasell Industries NV, Cl A	80,977	6,012
Mosaic Co/The	22,397	481
Silgan Holdings Inc	25,824	749
Steel Dynamics Inc	81,200	2,042
Vulcan Materials Co	18,800	2,348

		33,163

Real Estate — 4.1%
American Campus Communities Inc ‡	78,758	3,648
American Tower Corp, Cl A	26,271	5,484
Apartment Investment & Management Co,
Cl A	82,940	4,143
Apple Hospitality Inc ‡	23,000	355
AvalonBay Communities Inc	1,300	264
CBRE Group Inc, Cl A *	112,600	5,146
CoreCivic Inc ‡	28,400	622
Crown Castle International Corp	144,616	18,801
Equinix Inc	3,533	1,716
Equity LifeStyle Properties Inc ‡	23,931	2,911
Equity Residential	6,500	498
Franklin Street Properties Corp ‡	22,900	166
GEO Group Inc/The ‡	79,150	1,736
Host Hotels & Resorts Inc	204,900	3,711
Mid-America Apartment Communities Inc	93,336	10,657
Outfront Media Inc ‡	18,728	462
Park Hotels & Resorts Inc ‡	39,652	1,095
Prologis Inc	28,297	2,085
Public Storage	12,615	3,001
Ryman Hospitality Properties Inc ‡	26,900	2,151
SBA Communications Corp, Cl A *	22,902	4,956
Simon Property Group Inc	12,800	2,075
Sun Communities Inc ‡	12,317	1,555
UDR Inc	84,879	3,801
Welltower Inc	9,200	747
Xenia Hotels & Resorts Inc ‡	44,400	928

		82,714

Utilities — 4.2%
AES Corp/VA	770,590	12,175
Ameren Corp	82,920	6,081
American Electric Power Co Inc	50,102	4,315
Dominion Energy Inc	93,600	7,037
Exelon Corp	393,711	18,930
NextEra Energy Inc	64,431	12,771
NRG Energy Inc	133,900	4,558
Pinnacle West Capital Corp	8,511	799
Public Service Enterprise Group Inc	222,616	13,081
SJW Group	16,000	986

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Southern Co/The	68,700	$3,675

		84,408

Total Common Stock (Cost $1,771,534) ($ Thousands)		1,956,638

	Face Amount (Thousands)

U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bills
2.432%, 06/20/2019 (B)(C)	$200	200

Total U.S. Treasury Obligation (Cost $200) ($ Thousands)		200

	Shares

AFFILIATED PARTNERSHIP — 2.8%
SEI Liquidity Fund, L.P.
2.440% **†(D)	56,766,623	56,762

Total Affiliated Partnership (Cost $56,766) ($ Thousands)		56,762

CASH EQUIVALENT — 3.6%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	72,384,701	72,385

Total Cash Equivalent (Cost $72,385) ($ Thousands)		72,385

Total Investments in Securities — 104.1% (Cost $1,900,885) ($ Thousands)		$2,085,985

SEI Institutional Investments Trust / Annual Report / May 31, 2019	443

SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Disciplined Equity Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	120	Jun-2019	$16,707	$16,516	$(191)

			$16,707	$16,516	$(191)

Percentages are based on Net Assets of $2,003,051 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2019.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019 was $54,663 ($ Thousands).
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $56,762 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,956,638	$–	$–	$1,956,638
U.S. Treasury Obligation	–	200	–	200
Affiliated Partnership	–	56,762	–	56,762
Cash Equivalent	72,385	–	–	72,385

Total Investments in Securities	$2,029,023	$56,962	$–	$2,085,985

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts * Unrealized Depreciation	$ (191)	$—	$—	$(191)

Total Other Financial Instruments	$ (191)	$—	$—	$(191)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 54,446	$ 346,988	$ (344,685)	$17	$(4)	$ 56,762	56,766,623	$ 117	$—
SEI Daily Income Trust, Government Fund, Cl F	70,750	1,244,566	(1,242,931)	—	—	72,385	72,384,701	1,576	—

Totals	$125,196	$1,591,554	$(1,587,616)	$17	$(4)	$129,147	129,151,324	$1,693	$—

The accompanying notes are an integral part of the financial statements.

444	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Index Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.1%

Communication Services — 9.7%
Activision Blizzard Inc	46,156	$2,002
Alphabet Inc, Cl A *	18,729	20,724
Alphabet Inc, Cl C *	19,199	21,189
AMC Networks Inc, Cl A *	2,185	115
AT&T Inc	453,685	13,874
Cable One Inc	257	287
CBS Corp, Cl B	21,070	1,017
CenturyLink Inc	62,106	649
Charter Communications Inc, Cl A *	10,497	3,955
Cinemark Holdings Inc	8,100	308
Comcast Corp, Cl A	280,650	11,507
Discovery Inc, Cl A *	8,000	218
Discovery Inc, Cl C *	21,800	559
DISH Network Corp, Cl A *	13,662	493
Electronic Arts Inc *	17,765	1,654
Facebook Inc, Cl A *	148,900	26,425
Fox Corp	32,527	1,140
GCI Liberty Inc *	4,949	288
IAC/InterActiveCorp *	4,432	979
Interpublic Group of Cos Inc/The	23,275	494
John Wiley & Sons Inc, Cl A	4,042	169
Liberty Broadband Corp, Cl A *	1,280	125
Liberty Broadband Corp, Cl C *	5,808	570
Liberty Media Corp-Liberty Formula One, Cl A *	1,600	58
Liberty Media Corp-Liberty Formula One, Cl C *	12,200	455
Liberty Media Corp-Liberty SiriusXM, Cl A *	4,020	145
Liberty Media Corp-Liberty SiriusXM, Cl C *	11,740	424
Lions Gate Entertainment Corp, Cl A (A)	4,900	72
Lions Gate Entertainment Corp, Cl B	10,883	150
Live Nation Entertainment Inc *	9,100	553
Madison Square Garden Co/The, Cl A *	1,086	321
Match Group Inc *(A)	3,400	233
Netflix Inc *	26,100	8,960
News Corp	10,800	126
News Corp, Cl A	25,546	291
Omnicom Group Inc (A)	14,244	1,102
Sirius XM Holdings Inc (A)	119,000	632
Sprint Corp *(A)	46,115	317
Take-Two Interactive Software Inc *	7,800	844
Telephone & Data Systems Inc	4,280	123
T-Mobile US Inc *	20,200	1,484
Tribune Media Co, Cl A	7,200	333
TripAdvisor Inc *	5,767	244
Twitter Inc *	46,260	1,686
United States Cellular Corp *	831	36
Verizon Communications Inc	258,276	14,037
Viacom Inc, Cl A	1,200	41
Viacom Inc, Cl B	22,669	658
Walt Disney Co/The	110,150	14,544

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zayo Group Holdings Inc *	16,400	$536
Zillow Group Inc, Cl A *	5,443	230
Zillow Group Inc, Cl C *(A)	8,286	356
Zynga Inc, Cl A *	50,500	318

		158,050

Consumer Discretionary — 10.1%
Adient PLC *	6,626	114
Advance Auto Parts Inc	4,508	699
Amazon.com Inc *	25,789	45,777
Aramark	15,300	532
AutoNation Inc *	3,032	120
AutoZone Inc *	1,607	1,651
Best Buy Co Inc	15,147	949
Booking Holdings Inc *	2,932	4,856
BorgWarner Inc	12,764	453
Bright Horizons Family Solutions Inc *	3,700	507
Brunswick Corp/DE	5,800	241
Burlington Stores Inc *	4,500	705
Caesars Entertainment Corp *	44,700	393
Capri Holdings Ltd *	7,300	237
CarMax Inc *(A)	9,760	764
Carnival Corp, Cl A	26,600	1,362
Carter’s Inc	3,300	278
Chipotle Mexican Grill Inc, Cl A *	1,619	1,068
Choice Hotels International Inc	1,884	155
Columbia Sportswear Co	2,300	216
Darden Restaurants Inc	7,822	910
Delphi Automotive PLC *	16,000	1,025
Dick’s Sporting Goods Inc	5,258	181
Dollar General Corp	16,300	2,075
Dollar Tree Inc *	15,134	1,537
Domino’s Pizza Inc	2,700	755
DR Horton Inc	20,068	858
Dunkin’ Brands Group Inc	5,600	416
eBay Inc	53,411	1,919
Expedia Group Inc	7,822	900
Extended Stay America Inc	7,600	130
Floor & Decor Holdings Inc, Cl A *	4,800	170
Foot Locker Inc	5,869	231
Ford Motor Co	240,184	2,287
frontdoor Inc *	4,700	189
Gap Inc/The	15,021	281
Garmin Ltd	7,800	597
Garrett Motion Inc *	5,339	82
General Motors Co	82,400	2,747
Gentex Corp	20,164	431
Genuine Parts Co	9,011	891
Goodyear Tire & Rubber Co/The	15,552	209
Graham Holdings Co, Cl B	157	107
Grand Canyon Education Inc *	2,300	276
GrubHub Inc *(A)	4,800	313

SEI Institutional Investments Trust / Annual Report / May 31, 2019	445

SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
H&R Block Inc (A)	11,725	$308
Hanesbrands Inc	19,972	297
Harley-Davidson Inc (A)	10,003	327
Hasbro Inc	7,067	672
Hilton Grand Vacations Inc *	5,170	131
Hilton Worldwide Holdings Inc	18,233	1,631
Home Depot Inc/The	70,515	13,387
Hyatt Hotels Corp, Cl A	2,600	188
International Game Technology PLC	8,400	109
Kohl’s Corp	10,319	509
Kontoor Brands Inc *	2,767	81
L Brands Inc	11,357	255
Las Vegas Sands Corp	21,693	1,193
Lear Corp	3,600	429
Leggett & Platt Inc (A)	7,212	256
Lennar Corp, Cl A	17,090	849
Lennar Corp, Cl B	1,713	68
LKQ Corp *	19,900	510
Lowe’s Cos Inc	50,710	4,730
Lululemon Athletica Inc *	5,500	911
Macy’s Inc	18,430	379
Marriott International Inc/MD, Cl A	17,494	2,184
Mattel Inc *(A)	19,842	195
McDonald’s Corp	48,580	9,632
MGM Resorts International	31,539	783
Michaels Cos Inc/The *	9,500	87
Mohawk Industries Inc *	3,866	524
Newell Brands Inc (A)	26,593	357
NIKE Inc, Cl B	77,168	5,953
Nordstrom Inc (A)	8,512	266
Norwegian Cruise Line Holdings Ltd *	12,400	678
NVR Inc *	184	589
O’Reilly Automotive Inc *	4,840	1,797
Penske Automotive Group Inc	1,800	77
Polaris Industries Inc	4,100	328
Pool Corp	2,500	449
PulteGroup Inc	18,245	566
PVH Corp	4,900	417
Qurate Retail Inc *	28,230	354
Ralph Lauren Corp, Cl A	3,780	397
Ross Stores Inc	22,576	2,099
Royal Caribbean Cruises Ltd	10,100	1,230
Service Corp International/US	10,894	478
ServiceMaster Global Holdings Inc *	9,400	508
Six Flags Entertainment Corp	3,500	173
Skechers U.S.A. Inc, Cl A *	8,500	237
Starbucks Corp	75,312	5,728
Tapestry Inc	20,267	579
Target Corp	32,385	2,605
Tempur Sealy International Inc *(A)	4,200	268
Tesla Inc *(A)	8,537	1,581
Thor Industries Inc	3,300	170

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tiffany & Co	7,725	$688
TJX Cos Inc/The	78,116	3,928
Toll Brothers Inc	8,951	311
Tractor Supply Co	7,800	786
Ulta Beauty Inc *	3,652	1,217
Under Armour Inc, Cl A *(A)	10,700	244
Under Armour Inc, Cl C *	8,821	178
Urban Outfitters Inc *	3,820	86
Vail Resorts Inc	2,800	602
VF Corp	19,368	1,586
Visteon Corp *	2,400	107
Wayfair Inc, Cl A *(A)	3,800	547
Wendy’s Co/The	13,075	240
Whirlpool Corp	3,716	427
Williams-Sonoma Inc (A)	5,162	302
Wyndham Destinations Inc	7,668	305
Wyndham Hotels & Resorts Inc	5,768	308
Wynn Resorts Ltd	6,596	708
Yum China Holdings Inc	21,148	846
Yum! Brands Inc	18,848	1,929

		164,448

Consumer Staples — 6.7%
Altria Group Inc	117,440	5,762
Archer-Daniels-Midland Co	34,179	1,310
Brown-Forman Corp, Cl A	2,200	108
Brown-Forman Corp, Cl B	17,717	886
Bunge Ltd	8,800	460
Campbell Soup Co (A)	8,978	326
Casey’s General Stores Inc (A)	1,900	245
Church & Dwight Co Inc	15,614	1,162
Clorox Co/The	8,403	1,250
Coca-Cola Co/The	238,940	11,739
Colgate-Palmolive Co	53,650	3,735
Conagra Brands Inc	28,376	760
Constellation Brands Inc, Cl A	9,331	1,646
Costco Wholesale Corp	27,081	6,488
Coty Inc, Cl A (A)	26,022	321
Energizer Holdings Inc	2,941	120
Estee Lauder Cos Inc/The, Cl A	13,208	2,127
Flowers Foods Inc	10,325	231
General Mills Inc	35,792	1,770
Hain Celestial Group Inc/The *	3,300	67
Herbalife Nutrition Ltd *	8,200	343
Hershey Co/The	9,298	1,227
Hormel Foods Corp (A)	16,756	662
Ingredion Inc	4,100	312
JM Smucker Co/The	6,311	767
Kellogg Co	16,103	846
Keurig Dr Pepper Inc (A)	13,900	392
Kimberly-Clark Corp	21,618	2,765
Kraft Heinz Co/The	40,002	1,106

446	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kroger Co/The	51,946	$1,185
Lamb Weston Holdings Inc	8,362	495
McCormick & Co Inc/MD	7,793	1,216
Molson Coors Brewing Co, Cl B	11,662	641
Mondelez International Inc, Cl A	90,206	4,587
Monster Beverage Corp *	26,287	1,626
Nu Skin Enterprises Inc, Cl A	3,900	182
PepsiCo Inc	88,452	11,322
Philip Morris International Inc	97,068	7,487
Pilgrim’s Pride Corp *	5,700	146
Post Holdings Inc *	3,800	399
Procter & Gamble Co/The	156,254	16,080
Seaboard Corp	16	66
Spectrum Brands Holdings Inc	2,500	132
Sprouts Farmers Market Inc *	9,000	180
Sysco Corp	29,448	2,027
TreeHouse Foods Inc *	3,000	156
Tyson Foods Inc, Cl A	18,865	1,432
US Foods Holding Corp *	13,000	449
Walgreens Boots Alliance Inc	51,125	2,523
Walmart Inc	87,679	8,894

		110,158

Energy — 4.6%
Anadarko Petroleum Corp	31,240	2,198
Antero Resources Corp *	18,400	121
Apache Corp	25,859	674
Apergy Corp *	6,628	206
Baker Hughes a GE Co, Cl A	30,940	662
Cabot Oil & Gas Corp, Cl A	29,900	748
Centennial Resource Development Inc/DE, Cl A *	11,100	88
Cheniere Energy Inc *	15,700	992
Chesapeake Energy Corp *(A)	61,266	118
Chevron Corp	118,902	13,537
Cimarex Energy Co	6,900	395
CNX Resources Corp *	10,644	82
Concho Resources Inc	12,724	1,247
ConocoPhillips	70,676	4,167
Continental Resources Inc/OK *	5,300	186
Devon Energy Corp	27,213	685
Diamondback Energy Inc	10,617	1,041
EOG Resources Inc	36,490	2,988
EQT Corp	11,619	213
Equitrans Midstream Corp	16,495	328
Extraction Oil & Gas Inc *(A)	12,000	41
Exxon Mobil Corp	265,638	18,799
Halliburton Co	54,036	1,150
Helmerich & Payne Inc	6,550	320
Hess Corp	15,012	839
HollyFrontier Corp	10,026	381
Kinder Morgan Inc/DE	126,122	2,516

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kosmos Energy Ltd	17,200	$106
Marathon Oil Corp	48,376	636
Marathon Petroleum Corp	42,019	1,932
Murphy Oil Corp	11,754	292
Nabors Industries Ltd	26,800	63
National Oilwell Varco Inc	25,380	529
Noble Energy Inc	31,424	673
Occidental Petroleum Corp	47,454	2,362
ONEOK Inc	25,158	1,601
Parsley Energy Inc, Cl A *	17,300	308
Patterson-UTI Energy Inc	13,832	147
PBF Energy Inc, Cl A	6,900	182
Phillips 66	25,788	2,084
Pioneer Natural Resources Co	10,344	1,468
QEP Resources Inc *	24,346	168
Range Resources Corp	20,614	161
RPC Inc (A)	5,550	41
Schlumberger Ltd	87,555	3,037
SM Energy Co	8,800	102
Targa Resources Corp	14,900	573
Transocean Ltd *(A)	33,900	210
Valero Energy Corp	26,236	1,847
Whiting Petroleum Corp *	5,337	98
Williams Cos Inc/The	72,196	1,905
WPX Energy Inc *	23,648	254

		75,501

Financials — 13.1%
Affiliated Managers Group Inc	3,220	270
Aflac Inc	47,212	2,422
AGNC Investment Corp ‡	34,059	559
Alleghany Corp *	899	596
Allstate Corp/The	21,325	2,037
Ally Financial Inc	23,500	678
American Express Co	43,234	4,959
American Financial Group Inc/OH	4,114	404
American International Group Inc	54,723	2,795
American National Insurance Co	822	93
Ameriprise Financial Inc	8,480	1,172
Annaly Capital Management Inc ‡	90,611	798
Aon PLC	14,944	2,691
Arch Capital Group Ltd *	23,700	816
Arthur J Gallagher & Co	11,904	1,002
Associated Banc-Corp	7,284	144
Assurant Inc	3,093	309
Assured Guaranty Ltd	4,700	192
Athene Holding Ltd, Cl A *	10,100	411
AXA Equitable Holdings Inc	15,600	321
Axis Capital Holdings Ltd	4,800	286
Bank of America Corp	565,563	15,044
Bank of Hawaii Corp	2,282	173
Bank of New York Mellon Corp/The	55,209	2,357

SEI Institutional Investments Trust / Annual Report / May 31, 2019	447

SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bank OZK	6,400	$185
BankUnited Inc	5,700	185
BB&T Corp	48,006	2,244
Berkshire Hathaway Inc, Cl B *	121,400	23,967
BGC Partners Inc, Cl A	22,900	108
BlackRock Inc, Cl A	7,585	3,152
BOK Financial Corp	2,475	185
Brighthouse Financial Inc *	7,728	274
Brown & Brown Inc	17,148	541
Capital One Financial Corp	29,725	2,553
Cboe Global Markets Inc	6,900	749
Charles Schwab Corp/The	75,685	3,149
Chimera Investment Corp ‡	8,380	153
Chubb Ltd	28,991	4,235
Cincinnati Financial Corp	9,886	971
CIT Group Inc	5,103	243
Citigroup Inc	148,004	9,198
Citizens Financial Group Inc	30,300	987
CME Group Inc, Cl A	22,370	4,298
CNA Financial Corp	3,100	139
Comerica Inc	9,353	644
Commerce Bancshares Inc/MO	7,259	416
Credit Acceptance Corp *	800	365
Cullen/Frost Bankers Inc	3,568	326
Discover Financial Services	20,389	1,520
E*TRADE Financial Corp	16,400	735
East West Bancorp Inc	9,000	385
Eaton Vance Corp	8,810	337
Erie Indemnity Co, Cl A	1,419	302
Evercore Inc, Cl A	3,100	239
Everest Re Group Ltd	2,500	619
FactSet Research Systems Inc (A)	2,400	668
Fidelity National Financial Inc	18,152	700
Fifth Third Bancorp	51,082	1,354
First American Financial Corp	6,900	356
First Citizens BancShares Inc/NC, Cl A	600	252
First Hawaiian Inc	8,000	199
First Horizon National Corp	21,756	292
First Republic Bank/CA	10,600	1,028
FNB Corp/PA	17,100	188
Franklin Resources Inc	18,749	597
Goldman Sachs Group Inc/The	22,175	4,047
Hanover Insurance Group Inc/The	2,493	305
Hartford Financial Services Group Inc/The	22,510	1,185
Huntington Bancshares Inc/OH	68,134	862
Interactive Brokers Group Inc, Cl A	5,600	284
Intercontinental Exchange Inc	35,100	2,886
Invesco Ltd	25,700	502
Jefferies Financial Group Inc	16,706	295
JPMorgan Chase & Co	207,334	21,969
KeyCorp	61,351	980
Lazard Ltd, Cl A (B)	6,900	215

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Legg Mason Inc	4,781	$170
Lincoln National Corp	13,688	814
Loews Corp	15,936	818
LPL Financial Holdings Inc	4,800	385
M&T Bank Corp	8,457	1,350
Markel Corp *	900	953
MarketAxess Holdings Inc	2,500	745
Marsh & McLennan Cos Inc	31,765	3,037
Mercury General Corp	2,396	138
MetLife Inc	51,209	2,366
MFA Financial Inc ‡	33,700	237
Moody’s Corp	10,027	1,834
Morgan Stanley	75,678	3,079
Morningstar Inc	1,000	140
MSCI Inc, Cl A	5,100	1,122
Nasdaq Inc	7,000	634
Navient Corp	10,214	133
New Residential Investment Corp ‡	24,100	368
New York Community Bancorp Inc (A)	32,272	320
Northern Trust Corp	13,305	1,138
Old Republic International Corp	17,490	386
OneMain Holdings Inc, Cl A	4,700	140
PacWest Bancorp	8,200	298
People’s United Financial Inc	24,934	383
Pinnacle Financial Partners Inc	4,100	217
PNC Financial Services Group Inc/The	28,422	3,617
Popular Inc	5,853	306
Principal Financial Group Inc	16,308	841
Progressive Corp/The	35,980	2,853
Prosperity Bancshares Inc	3,900	253
Prudential Financial Inc	25,363	2,343
Raymond James Financial Inc	8,621	712
Regions Financial Corp	59,787	827
Reinsurance Group of America Inc, Cl A	3,999	592
RenaissanceRe Holdings Ltd	2,600	454
S&P Global Inc	15,756	3,370
Santander Consumer USA Holdings Inc	4,900	110
SEI Investments Co †	6,742	339
Signature Bank/New York NY	3,100	355
SLM Corp	25,914	246
Starwood Property Trust Inc ‡	14,100	311
State Street Corp	23,179	1,281
Sterling Bancorp/DE	9,300	180
SunTrust Banks Inc	27,746	1,665
SVB Financial Group *	3,200	644
Synchrony Financial	47,518	1,598
Synovus Financial Corp	7,896	252
T Rowe Price Group Inc	14,330	1,449
TCF Financial Corp	9,401	179
TD Ameritrade Holding Corp	17,345	863
Texas Capital Bancshares Inc *	3,800	218
TFS Financial Corp	6,200	106

448	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Torchmark Corp	6,487	$555
Travelers Cos Inc/The	16,375	2,384
Two Harbors Investment Corp ‡	15,900	194
Umpqua Holdings Corp	16,800	268
Unum Group	11,905	375
US Bancorp	94,897	4,764
Virtu Financial Inc, Cl A	2,600	60
Voya Financial Inc	9,600	489
Webster Financial Corp	5,600	248
Wells Fargo & Co	257,566	11,428
Western Alliance Bancorp *	7,100	292
White Mountains Insurance Group Ltd	179	175
Willis Towers Watson PLC	8,600	1,509
Wintrust Financial Corp	4,300	291
WR Berkley Corp	8,121	505
Zions Bancorp NA	11,002	474

		214,277

Health Care — 13.6%
Abbott Laboratories	106,837	8,133
AbbVie Inc	94,561	7,254
ABIOMED Inc *	2,800	733
Acadia Healthcare Co Inc *	7,100	229
Agilent Technologies Inc	19,464	1,305
Agios Pharmaceuticals Inc *(A)	3,700	171
Alexion Pharmaceuticals Inc *	13,300	1,512
Align Technology Inc *	4,700	1,336
Alkermes PLC *	9,200	198
Allergan PLC	21,316	2,599
Alnylam Pharmaceuticals Inc *	7,100	479
AmerisourceBergen Corp, Cl A	8,624	671
Amgen Inc	39,858	6,644
Anthem Inc	16,631	4,623
Baxter International Inc	30,915	2,270
Becton Dickinson and Co	16,770	3,915
Biogen Inc *	12,000	2,631
BioMarin Pharmaceutical Inc *	11,300	929
Bio-Rad Laboratories Inc, Cl A *	1,300	373
Bio-Techne Corp	2,641	523
Bluebird Bio Inc *(A)	3,800	456
Boston Scientific Corp *	86,639	3,328
Bristol-Myers Squibb Co	102,659	4,658
Bruker Corp	5,700	238
Cantel Medical Corp	2,800	192
Cardinal Health Inc	19,929	838
Catalent Inc *	10,200	464
Celgene Corp *	44,360	4,161
Centene Corp *	25,656	1,482
Cerner Corp	20,596	1,441
Charles River Laboratories International Inc *	3,443	432
Chemed Corp	1,200	394

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cigna Corp	23,602	$3,494
Cooper Cos Inc/The	3,004	895
Covetrus Inc *	3,907	96
CVS Health Corp	80,599	4,221
Danaher Corp	39,102	5,162
DaVita Inc *	6,885	299
DENTSPLY SIRONA Inc	15,266	822
DexCom Inc *	5,100	619
Edwards Lifesciences Corp *	13,028	2,224
Elanco Animal Health Inc *	18,437	577
Eli Lilly & Co	55,371	6,420
Encompass Health Corp	5,800	342
Exact Sciences Corp *	7,000	725
Exelixis Inc *	14,900	292
Gilead Sciences Inc	80,934	5,038
HCA Healthcare Inc	17,000	2,056
Henry Schein Inc *	9,768	630
Hill-Rom Holdings Inc	4,124	397
Hologic Inc *	17,400	766
Humana Inc	8,575	2,100
ICU Medical Inc *	1,200	255
IDEXX Laboratories Inc *	5,604	1,400
Illumina Inc *	9,105	2,794
Incyte Corp *	11,800	928
Insulet Corp *	4,400	483
Integra LifeSciences Holdings Corp *	5,600	261
Intuitive Surgical Inc *	7,071	3,287
Ionis Pharmaceuticals Inc *(A)	8,300	544
IQVIA Holdings Inc *	10,613	1,442
Jazz Pharmaceuticals PLC *	3,100	389
Johnson & Johnson	168,209	22,061
Laboratory Corp of America Holdings *	6,490	1,055
Masimo Corp *	3,500	458
McKesson Corp	11,966	1,462
MEDNAX Inc *	5,500	136
Medtronic PLC	84,426	7,816
Merck & Co Inc	162,543	12,875
Mettler-Toledo International Inc *	1,436	1,038
Moderna Inc *	1,700	35
Molina Healthcare Inc *	3,400	484
Mylan NV *	32,919	553
Nektar Therapeutics, Cl A *	8,700	272
Neurocrine Biosciences Inc *	6,000	509
Penumbra Inc *(A)	2,400	342
PerkinElmer Inc	6,534	564
Perrigo Co PLC (A)	9,300	391
Pfizer Inc	358,022	14,865
PRA Health Sciences Inc *	3,900	338
Premier Inc, Cl A *	5,000	184
QIAGEN NV *	11,940	455
Quest Diagnostics Inc	8,844	848
Regeneron Pharmaceuticals Inc *	4,900	1,478

SEI Institutional Investments Trust / Annual Report / May 31, 2019	449

SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ResMed Inc	9,182	$1,048
Sage Therapeutics Inc *	3,100	533
Sarepta Therapeutics Inc *(A)	3,900	444
Seattle Genetics Inc *	6,700	436
STERIS PLC	4,900	655
Stryker Corp	21,604	3,959
Teleflex Inc	2,840	819
Thermo Fisher Scientific Inc	25,425	6,788
United Therapeutics Corp *	2,400	202
UnitedHealth Group Inc	60,320	14,585
Universal Health Services Inc, Cl B	5,076	607
Varian Medical Systems Inc *	5,630	711
Veeva Systems Inc, Cl A *	7,800	1,203
Vertex Pharmaceuticals Inc *	15,900	2,642
Waters Corp *	4,646	932
WellCare Health Plans Inc *	3,400	939
West Pharmaceutical Services Inc	4,700	539
Zimmer Biomet Holdings Inc	12,425	1,416
Zoetis Inc, Cl A	30,244	3,056

		223,303

Industrials – 9.5%
3M Co	34,933	5,581
Acuity Brands Inc	1,900	235
ADT Inc (A)	6,700	39
AECOM *	11,416	364
AGCO Corp	3,700	246
Air Lease Corp, Cl A	5,300	191
Alaska Air Group Inc	8,400	489
Allegion PLC	5,766	560
Allison Transmission Holdings Inc, Cl A	8,600	356
AMERCO	600	221
American Airlines Group Inc	27,500	749
AMETEK Inc	14,028	1,149
AO Smith Corp	10,300	417
Arconic Inc	24,667	540
Arcosa Inc	4,066	138
Armstrong World Industries Inc	2,900	257
Boeing Co/The	33,491	11,441
BWX Technologies Inc	7,150	333
Carlisle Cos Inc	3,566	475
Caterpillar Inc	36,388	4,360
CH Robinson Worldwide Inc	8,786	700
Cintas Corp	5,557	1,233
Clean Harbors Inc *	2,000	128
Colfax Corp *	4,700	118
Copa Holdings SA, Cl A	1,300	116
Copart Inc *	13,836	989
CoStar Group Inc *	2,300	1,172
Crane Co	2,600	199
CSX Corp	47,596	3,544
Cummins Inc	9,012	1,359

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Curtiss-Wright Corp	3,500	$390
Deere & Co	20,319	2,848
Delta Air Lines Inc	39,200	2,019
Donaldson Co Inc	8,844	420
Dover Corp	8,357	747
Eaton Corp PLC	26,916	2,005
Emerson Electric Co	38,910	2,344
Equifax Inc	6,956	841
Expeditors International of Washington Inc	11,048	769
Fastenal Co	34,248	1,048
FedEx Corp	15,244	2,352
Flowserve Corp	8,100	376
Fluor Corp	10,208	283
Fortive Corp	19,153	1,458
Fortune Brands Home & Security Inc	8,420	405
Gardner Denver Holdings Inc *	5,600	190
Gates Industrial Corp PLC *	2,800	32
General Dynamics Corp	15,672	2,520
General Electric Co	540,706	5,104
Genesee & Wyoming Inc, Cl A *	4,200	400
Graco Inc	11,472	542
GrafTech International Ltd	3,700	37
Harris Corp	7,154	1,339
HD Supply Holdings Inc *	11,700	485
HEICO Corp	2,210	269
HEICO Corp, Cl A	5,421	533
Hexcel Corp	5,600	408
Honeywell International Inc	45,190	7,425
Hubbell Inc, Cl B	3,792	434
Huntington Ingalls Industries Inc	2,437	500
IDEX Corp	4,293	656
IHS Markit Ltd *	24,700	1,418
Illinois Tool Works Inc	20,680	2,888
Ingersoll-Rand PLC	15,400	1,822
ITT Inc	5,051	291
Jacobs Engineering Group Inc	7,984	601
JB Hunt Transport Services Inc	4,852	413
JetBlue Airways Corp *	22,200	382
Johnson Controls International plc	57,166	2,202
Kansas City Southern	6,200	702
KAR Auction Services Inc	8,100	455
Kirby Corp *	3,500	271
Knight-Swift Transportation Holdings Inc, Cl A (A)	9,900	274
L3 Technologies Inc	4,677	1,132
Landstar System Inc	2,365	228
Lennox International Inc	2,300	607
Lincoln Electric Holdings Inc	3,800	289
Lockheed Martin Corp	15,273	5,171
Macquarie Infrastructure Corp	4,500	179
ManpowerGroup Inc	2,984	255
Masco Corp	20,679	722

450	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Middleby Corp/The *(A)	4,000	$522
MSC Industrial Direct Co Inc, Cl A	2,720	192
Nielsen Holdings PLC	23,700	539
Nordson Corp	3,100	389
Norfolk Southern Corp	16,933	3,304
Northrop Grumman Corp	10,078	3,056
nVent Electric PLC	7,173	165
Old Dominion Freight Line Inc	4,200	556
Oshkosh Corp	4,359	310
Owens Corning	7,900	383
PACCAR Inc	20,770	1,367
Parker-Hannifin Corp	8,004	1,219
Pentair PLC	8,873	309
Quanta Services Inc	10,700	372
Raytheon Co	18,068	3,153
Regal Beloit Corp	2,500	182
Republic Services Inc, Cl A	14,042	1,188
Resideo Technologies Inc *	8,898	175
Robert Half International Inc	7,376	396
Rockwell Automation Inc	7,904	1,177
Rollins Inc	9,225	347
Roper Technologies Inc	6,300	2,167
Ryder System Inc	2,706	137
Schneider National Inc, Cl B	3,000	50
Sensata Technologies Holding PLC *	10,100	431
Snap-on Inc (A)	3,791	591
Southwest Airlines Co	30,320	1,443
Spirit AeroSystems Holdings Inc, Cl A	6,600	535
Stanley Black & Decker Inc	9,593	1,220
Stericycle Inc *	6,326	293
Teledyne Technologies Inc *	2,400	566
Terex Corp	5,148	138
Textron Inc	16,522	748
Timken Co/The	3,769	166
Toro Co/The	6,340	413
TransDigm Group Inc *	3,093	1,364
TransUnion	11,200	734
Trinity Industries Inc	12,200	235
Union Pacific Corp	45,132	7,527
United Continental Holdings Inc *	14,800	1,149
United Parcel Service Inc, Cl B	43,641	4,055
United Rentals Inc *	5,300	584
United Technologies Corp	51,478	6,502
Univar Inc *	10,400	208
Valmont Industries Inc	800	90
Verisk Analytics Inc, Cl A	10,400	1,456
WABCO Holdings Inc *	3,924	514
Wabtec Corp (A)	8,937	557
Waste Management Inc	26,594	2,908
Watsco Inc	1,900	299
Welbilt Inc *	3,000	46
WESCO International Inc *	2,500	117

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WW Grainger Inc	2,987	$782
XPO Logistics Inc *(A)	8,700	453
Xylem Inc/NY	11,502	854

		155,813

Information Technology — 21.0%
2U Inc *(A)	4,100	156
Accenture PLC, Cl A	39,900	7,105
Adobe Inc *	30,702	8,317
Advanced Micro Devices Inc *(A)	56,800	1,557
Akamai Technologies Inc *	10,118	762
Alliance Data Systems Corp	3,312	455
Amdocs Ltd	8,500	505
Amphenol Corp, Cl A	18,284	1,591
Analog Devices Inc	22,879	2,211
ANSYS Inc *	4,900	880
Apple Inc	298,525	52,263
Applied Materials Inc	61,555	2,382
Arista Networks Inc *	3,700	905
Arrow Electronics Inc *	6,189	388
Aspen Technology Inc *	3,800	432
Atlassian Corp PLC, Cl A *	6,400	806
Autodesk Inc *	13,437	2,162
Automatic Data Processing Inc	27,092	4,338
Avnet Inc	7,710	315
Black Knight Inc *	10,000	567
Booz Allen Hamilton Holding Corp, Cl A	8,600	543
Broadcom Inc	25,432	6,400
Broadridge Financial Solutions Inc	7,473	933
Cadence Design Systems Inc *	16,263	1,034
CDK Global Inc	7,597	368
CDW Corp/DE	9,000	886
Ceridian HCM Holding Inc *	3,000	148
Cisco Systems Inc	283,127	14,731
Citrix Systems Inc	7,787	733
Cognex Corp	11,800	479
Cognizant Technology Solutions Corp, Cl A	36,476	2,259
Coherent Inc *	1,800	198
CommScope Holding Co Inc *	13,300	215
Conduent Inc *	14,439	128
CoreLogic Inc/United States *	4,584	180
Corning Inc	48,358	1,395
Cypress Semiconductor Corp	27,000	481
Dell Technologies Inc, Cl C *	9,142	544
DocuSign Inc, Cl A *(A)	5,100	286
Dolby Laboratories Inc, Cl A	2,643	164
DXC Technology Co	16,636	791
EchoStar Corp, Cl A *	1,132	48
Elastic NV *	500	41
EPAM Systems Inc *	2,800	483
Euronet Worldwide Inc *	3,500	543
F5 Networks Inc *	3,938	520

SEI Institutional Investments Trust / Annual Report / May 31, 2019	451

SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Fair Isaac Corp *	2,100	$621
Fidelity National Information Services Inc	20,290	2,441
FireEye Inc *	15,800	231
First Data Corp, Cl A *	36,300	923
First Solar Inc *	5,100	296
Fiserv Inc *	24,776	2,127
FleetCor Technologies Inc *	5,200	1,343
FLIR Systems Inc	9,400	454
Fortinet Inc *	9,000	652
Gartner Inc *	5,100	772
Genpact Ltd	9,000	325
Global Payments Inc	10,068	1,551
GoDaddy Inc, Cl A *	10,800	803
Guidewire Software Inc *	4,300	432
Hewlett Packard Enterprise Co	88,270	1,211
HP Inc	97,270	1,817
Intel Corp	282,858	12,457
International Business Machines Corp	57,398	7,289
Intuit Inc	15,352	3,759
IPG Photonics Corp *	2,700	338
Jabil Inc	10,374	255
Jack Henry & Associates Inc	5,300	695
Juniper Networks Inc	22,525	554
Keysight Technologies Inc *	10,932	821
KLA-Tencor Corp	10,309	1,063
Lam Research Corp	9,552	1,668
Leidos Holdings Inc	9,073	683
Littelfuse Inc	1,900	310
LogMeIn Inc	3,500	251
Manhattan Associates Inc *	4,700	308
Marvell Technology Group Ltd	35,202	785
Mastercard Inc, Cl A	56,800	14,285
Maxim Integrated Products Inc	18,000	947
Microchip Technology Inc (A)	14,715	1,178
Micron Technology Inc *	70,816	2,309
Microsoft Corp	476,300	58,909
MKS Instruments Inc	3,200	229
Monolithic Power Systems Inc	2,400	279
Motorola Solutions Inc	10,514	1,577
National Instruments Corp	6,604	255
NCR Corp *	5,189	159
NetApp Inc	15,455	915
Nuance Communications Inc *	21,700	373
Nutanix Inc, Cl A *	8,200	230
NVIDIA Corp	36,356	4,925
NXP Semiconductors NV	20,800	1,834
Okta Inc, Cl A *	5,600	634
ON Semiconductor Corp *	22,400	398
Oracle Corp	150,620	7,621
Palo Alto Networks Inc *	5,500	1,101
Paychex Inc	19,407	1,665
Paycom Software Inc *	2,700	573

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PayPal Holdings Inc *	73,511	$8,068
Pegasystems Inc	2,900	209
Pluralsight Inc, Cl A *	3,400	108
Proofpoint Inc *	2,800	315
PTC Inc *	6,900	580
Pure Storage Inc, Cl A *	12,600	200
Qorvo Inc *	7,800	477
QUALCOMM Inc	75,959	5,076
RealPage Inc *	5,400	315
Red Hat Inc *	10,927	2,014
RingCentral Inc, Cl A *	4,900	587
Sabre Corp	20,400	414
salesforce.com Inc *	45,552	6,897
ServiceNow Inc *	11,000	2,881
Skyworks Solutions Inc	10,400	693
SolarWinds Corp *	1,600	28
Splunk Inc *	8,800	1,003
Square Inc, Cl A *	17,900	1,109
SS&C Technologies Holdings Inc	13,700	762
Switch Inc, Cl A	2,400	30
Symantec Corp	40,648	761
Synopsys Inc *	9,382	1,092
Tableau Software Inc, Cl A *	4,200	472
Teradata Corp *	7,889	271
Teradyne Inc	10,463	441
Texas Instruments Inc	61,108	6,374
Total System Services Inc	11,091	1,370
Trimble Inc *	15,728	628
Twilio Inc, Cl A *	5,500	726
Tyler Technologies Inc *	2,300	491
Ubiquiti Networks Inc	1,200	144
Universal Display Corp (A)	3,100	455
VeriSign Inc *	6,285	1,225
Versum Materials Inc	7,147	367
Visa Inc, Cl A	110,500	17,827
VMware Inc, Cl A *	4,500	796
Western Digital Corp	18,896	703
Western Union Co/The (A)	27,128	526
WEX Inc *	2,600	491
Workday Inc, Cl A *	9,000	1,837
Worldpay Inc, Cl A *	18,153	2,208
Xerox Corp	12,399	380
Xilinx Inc	15,357	1,571
Zebra Technologies Corp, Cl A *	3,425	587
Zendesk Inc *	5,700	480

		344,248

Materials – 2.8%
Air Products & Chemicals Inc	13,594	2,768
Albemarle Corp (A)	7,273	460
Alcoa Corp *	9,188	195
AptarGroup Inc	4,600	521

452	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ardagh Group SA, Cl A	1,200	$17
Ashland Global Holdings Inc	4,776	358
Avery Dennison Corp	4,710	490
Axalta Coating Systems Ltd *	14,700	346
Ball Corp	21,600	1,326
Bemis Co Inc	6,374	372
Berry Global Group Inc *	8,500	400
Cabot Corp	4,273	171
Celanese Corp, Cl A	8,583	815
CF Industries Holdings Inc	15,530	625
Chemours Co/The	12,700	268
Crown Holdings Inc *	6,651	369
Domtar Corp	2,300	97
Dow Inc	47,676	2,229
DowDuPont Inc	143,029	4,365
Eagle Materials Inc	2,100	181
Eastman Chemical Co	9,228	599
Ecolab Inc	15,908	2,928
Element Solutions Inc *	16,800	159
FMC Corp	7,620	560
Freeport-McMoRan Inc, Cl B	94,024	913
Graphic Packaging Holding Co	25,000	325
Huntsman Corp	15,729	273
International Flavors & Fragrances Inc (A)	6,291	852
International Paper Co	23,955	993
Linde PLC	34,425	6,215
LyondellBasell Industries NV, Cl A	18,900	1,403
Martin Marietta Materials Inc	4,063	855
Mosaic Co/The	22,478	483
NewMarket Corp	300	116
Newmont Goldcorp Corp	51,333	1,699
Nucor Corp	19,090	916
Olin Corp	12,700	249
Owens-Illinois Inc	8,891	142
Packaging Corp of America	5,499	490
PPG Industries Inc	14,846	1,554
Reliance Steel & Aluminum Co	4,800	400
Royal Gold Inc	4,300	378
RPM International Inc	8,169	437
Scotts Miracle-Gro Co/The, Cl A	3,206	287
Sealed Air Corp	8,568	359
Sherwin-Williams Co/The	5,137	2,155
Silgan Holdings Inc	3,808	110
Sonoco Products Co	5,746	355
Southern Copper Corp	5,768	195
Steel Dynamics Inc	11,900	299
United States Steel Corp	7,983	94
Valvoline Inc	11,204	196
Vulcan Materials Co	8,457	1,056
Westlake Chemical Corp	2,000	115
Westrock Co	17,645	575

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WR Grace & Co	4,300	$303

		45,411

Real Estate — 3.8%
Alexandria Real Estate Equities Inc ‡	7,500	1,098
American Campus Communities Inc ‡	8,000	371
American Homes 4 Rent, Cl A ‡	17,200	420
American Tower Corp, Cl A	27,522	5,746
Apartment Investment & Management Co, Cl A	10,003	500
Apple Hospitality REIT Inc ‡	16,700	258
AvalonBay Communities Inc	8,541	1,734
Boston Properties Inc	9,684	1,267
Brandywine Realty Trust ‡	15,500	234
Brixmor Property Group Inc ‡	17,300	297
Brookfield Property REIT Inc, Cl A ‡	6,465	119
Camden Property Trust ‡	6,047	625
CBRE Group Inc, Cl A *	19,817	906
Colony Capital Inc ‡	21,023	109
Columbia Property Trust Inc ‡	4,000	85
CoreSite Realty Corp ‡	2,100	245
Corporate Office Properties Trust ‡	4,600	128
Crown Castle International Corp	25,996	3,380
CubeSmart ‡	10,700	361
CyrusOne Inc ‡	6,900	407
Digital Realty Trust Inc	13,396	1,577
Douglas Emmett Inc ‡	9,200	371
Duke Realty Corp	20,309	611
Empire State Realty Trust Inc, Cl A ‡	12,600	194
EPR Properties ‡	4,500	351
Equinix Inc	5,042	2,449
Equity Commonwealth *‡	5,325	173
Equity LifeStyle Properties Inc ‡	4,700	572
Equity Residential	22,177	1,698
Essex Property Trust Inc	3,854	1,124
Extra Space Storage Inc	7,500	804
Federal Realty Investment Trust	3,996	522
Gaming and Leisure Properties Inc ‡	12,491	493
HCP Inc	31,674	1,004
Healthcare Trust of America Inc, Cl A ‡	11,800	340
Highwoods Properties Inc ‡	5,400	237
Hospitality Properties Trust ‡	9,166	228
Host Hotels & Resorts Inc	46,040	834
Howard Hughes Corp/The *	2,773	285
Hudson Pacific Properties Inc ‡	9,100	304
Invitation Homes Inc ‡	27,100	695
Iron Mountain Inc	19,503	598
JBG SMITH Properties ‡	8,518	336
Jones Lang LaSalle Inc	3,300	411
Kilroy Realty Corp ‡	5,200	383
Kimco Realty Corp	22,344	389
Lamar Advertising Co, Cl A ‡	4,740	371

SEI Institutional Investments Trust / Annual Report / May 31, 2019	453

SCHEDULE OF INVESTMENTS

May 31, 2019

Large Cap Index Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Liberty Property Trust ‡	9,206	$437
Life Storage Inc ‡	3,300	318
Macerich Co/The	7,511	273
Medical Properties Trust Inc ‡	20,800	370
Mid-America Apartment Communities Inc	6,950	794
National Retail Properties Inc ‡	9,300	498
Omega Healthcare Investors Inc ‡(A)	11,700	417
Outfront Media Inc ‡	6,580	162
Paramount Group Inc ‡	11,600	165
Park Hotels & Resorts Inc ‡	14,488	400
Prologis Inc	39,130	2,883
Public Storage	9,068	2,157
Rayonier Inc ‡	7,504	211
Realogy Holdings Corp (A)	6,900	49
Realty Income Corp	19,300	1,353
Regency Centers Corp	9,658	637
Retail Properties of America Inc, Cl A ‡	14,900	177
Retail Value Inc ‡	1,581	50
SBA Communications Corp, Cl A *	7,300	1,580
Senior Housing Properties Trust ‡	12,300	97
Simon Property Group Inc	19,381	3,141
SITE Centers Corp ‡	3,400	43
SL Green Realty Corp	5,768	496
Spirit Realty Capital Inc ‡	4,120	176
STORE Capital Corp ‡	10,600	363
Sun Communities Inc ‡	4,900	619
Taubman Centers Inc ‡	3,300	146
UDR Inc	18,993	850
Uniti Group Inc ‡	12,529	120
Ventas Inc	23,192	1,491
VEREIT Inc ‡	68,100	605
VICI Properties Inc ‡	25,200	559
Vornado Realty Trust	9,936	658
Weingarten Realty Investors ‡	6,767	191
Welltower Inc	24,383	1,980
Weyerhaeuser Co	48,846	1,114
WP Carey Inc ‡	9,700	805

		62,029

Utilities — 3.2%
AES Corp/VA	37,624	594
Alliant Energy Corp	16,552	786
Ameren Corp	15,790	1,158
American Electric Power Co Inc	30,350	2,614
American Water Works Co Inc	11,800	1,334
Aqua America Inc	12,046	476
Atmos Energy Corp	6,591	671
Avangrid Inc	3,094	155
CenterPoint Energy Inc	30,115	856
CMS Energy Corp	17,742	995
Consolidated Edison Inc	19,216	1,658
Dominion Energy Inc	47,370	3,561

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
DTE Energy Co	11,964	$1,501
Duke Energy Corp	45,016	3,854
Edison International	18,679	1,109
Entergy Corp	10,598	1,029
Evergy Inc	16,149	939
Eversource Energy	21,008	1,551
Exelon Corp	60,476	2,908
FirstEnergy Corp	31,327	1,292
Hawaiian Electric Industries Inc	7,546	313
MDU Resources Group Inc	10,421	257
National Fuel Gas Co	4,789	255
NextEra Energy Inc	29,973	5,941
NiSource Inc	23,521	655
NRG Energy Inc	18,700	637
OGE Energy Corp	13,436	558
PG&E Corp *	31,618	541
Pinnacle West Capital Corp	6,992	657
PPL Corp	43,826	1,304
Public Service Enterprise Group Inc	30,952	1,819
Sempra Energy	17,823	2,343
Southern Co/The	64,703	3,462
UGI Corp	11,725	605
Vistra Energy Corp	25,100	591
WEC Energy Group Inc	20,757	1,672
Xcel Energy Inc	30,481	1,748

		52,399
Total Common Stock (Cost $627,409) ($ Thousands)		1,605,637

	Face Amount (Thousands)

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
2.413%, 06/20/2019 (C)	$1,450	1,448

Total U.S. Treasury Obligation (Cost $1,448) ($ Thousands)		1,448

	Shares

AFFILIATED PARTNERSHIP — 1.3%
SEI Liquidity Fund, L.P.
2.440% **†(D)	20,608,424	20,606

Total Affiliated Partnership (Cost $20,608) ($ Thousands)		20,606

454	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	32,625,603	$32,626

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT (continued)
Total Cash Equivalent (Cost $32,626) ($ Thousands)		$32,626

Total Investments in Securities — 101.5% (Cost $682,091) ($ Thousands)		$1,660,317

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	203	Jun-2019	$28,113	$27,939	$(174)
S&P Mid Cap 400 Index E-MINI	15	Jun-2019	2,816	2,715	(101)
			$30,929	$30,654	$(275)

Percentages are based on Net Assets of $1,636,037 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2019.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019 was $19,927 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2019, such securities amounted to $215 ($ Thousands), or 0.0% of the net assets of the Fund (see Note 2).
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $20,606 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,605,637	$–	$–	$1,605,637
U.S. Treasury Obligation	–	1,448	–	1,448
Affiliated Partnership	–	20,606	–	20,606
Cash Equivalent	32,626	–	–	32,626

Total Investments in Securities	$1,638,263	$22,054	$–	$1,660,317

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$ (275)	$–	$–	$(275)

Total Investments in Securities	$ (275)	$–	$–	$(275)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Investment Co.	$ 641	$ —	$ (175)	$105	$(232)	$ 339	6,742	$ 6	—
SEI Liquidity Fund, L.P.	44,400	138,951	(162,759)	16	(2)	20,606	20,608,424	136	—
SEI Daily Income Trust, Government Fund, Cl F	11,571	266,311	(245,256)	—	—	32,626	32,625,603	438	—

Totals	$56,612	$405,262	$(408,190)	$121	$(234)	$53,571	53,240,769	$580	$—

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	455

SCHEDULE OF INVESTMENTS

May 31, 2019

S&P 500 Index Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.1%

Communication Services — 10.1%
Activision Blizzard Inc	126,700	$5,495
Alphabet Inc, Cl A *	50,441	55,813
Alphabet Inc, Cl C *	51,863	57,238
AT&T Inc	1,228,991	37,583
CBS Corp, Cl B	57,837	2,792
CenturyLink Inc	154,174	1,611
Charter Communications Inc, Cl A *	29,000	10,927
Comcast Corp, Cl A	762,348	31,256
Discovery Inc, Cl A *(A)	24,700	673
Discovery Inc, Cl C *	59,845	1,534
DISH Network Corp, Cl A *	39,000	1,408
Electronic Arts Inc *	51,500	4,794
Facebook Inc, Cl A *	402,078	71,357
Fox Corp	88,257	3,095
Interpublic Group of Cos Inc/The	68,400	1,452
Netflix Inc *	73,779	25,327
News Corp	23,200	270
News Corp, Cl A	62,283	709
Omnicom Group Inc	36,700	2,839
Take-Two Interactive Software Inc *	19,100	2,066
TripAdvisor Inc *	17,795	752
Twitter Inc *	125,200	4,562
Verizon Communications Inc	697,052	37,885
Viacom Inc, Cl B	56,700	1,646
Walt Disney Co/The	294,619	38,902

		401,986

Consumer Discretionary — 9.9%
Advance Auto Parts Inc	12,000	1,860
Amazon.com Inc *	69,560	123,474
AutoZone Inc *	4,145	4,257
Best Buy Co Inc	38,987	2,443
Booking Holdings Inc *	7,584	12,561
BorgWarner Inc	34,800	1,235
Capri Holdings Ltd *	24,000	780
CarMax Inc *(A)	27,600	2,161
Carnival Corp, Cl A	65,800	3,368
Chipotle Mexican Grill Inc, Cl A *	4,020	2,653
Darden Restaurants Inc	21,595	2,512
Delphi Automotive PLC *	43,000	2,754
Dollar General Corp	44,900	5,715
Dollar Tree Inc *	40,969	4,162
DR Horton Inc	59,291	2,535
eBay Inc	146,983	5,281
Expedia Group Inc	20,395	2,345
Foot Locker Inc	18,400	724
Ford Motor Co	652,543	6,212
Gap Inc/The	36,800	687
Garmin Ltd	20,395	1,560
General Motors Co	219,087	7,304
Genuine Parts Co	25,500	2,522

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
H&R Block Inc	33,591	$882
Hanesbrands Inc (A)	57,600	855
Harley-Davidson Inc (A)	25,300	828
Hasbro Inc	19,895	1,893
Hilton Worldwide Holdings Inc	48,700	4,356
Home Depot Inc/The	190,587	36,183
Kohl’s Corp	27,091	1,336
Kontoor Brands Inc *	–	—
L Brands Inc	38,200	858
Leggett & Platt Inc	20,695	735
Lennar Corp, Cl A	47,191	2,344
LKQ Corp *	53,100	1,362
Lowe’s Cos Inc	135,187	12,610
Macy’s Inc	48,100	989
Marriott International Inc/MD, Cl A	48,136	6,009
Mattel Inc *(A)	54,387	536
McDonald’s Corp	129,287	25,634
MGM Resorts International	82,400	2,045
Mohawk Industries Inc *	10,300	1,396
Newell Brands Inc (A)	60,890	817
NIKE Inc, Cl B	212,882	16,422
Nordstrom Inc (A)	16,595	519
Norwegian Cruise Line Holdings Ltd *	35,100	1,920
O’Reilly Automotive Inc *	13,100	4,865
PulteGroup Inc	42,083	1,305
PVH Corp	12,300	1,048
Ralph Lauren Corp, Cl A	8,695	914
Ross Stores Inc	61,500	5,719
Royal Caribbean Cruises Ltd	29,200	3,555
Starbucks Corp	210,382	16,002
Tapestry Inc	48,791	1,393
Target Corp	87,191	7,015
Tiffany & Co	18,095	1,612
TJX Cos Inc/The	206,582	10,389
Tractor Supply Co	21,200	2,137
Ulta Beauty Inc *	9,400	3,134
Under Armour Inc, Cl A *(A)	29,195	666
Under Armour Inc, Cl C *	34,832	705
VF Corp	53,691	4,396
Whirlpool Corp (A)	10,300	1,183
Wynn Resorts Ltd	15,600	1,674
Yum! Brands Inc	50,800	5,199

		392,545

Consumer Staples — 7.2%
Altria Group Inc	317,183	15,561
Archer-Daniels-Midland Co	92,791	3,556
Brown-Forman Corp, Cl B	27,190	1,359
Campbell Soup Co (A)	30,091	1,093
Church & Dwight Co Inc	40,900	3,043
Clorox Co/The	21,300	3,170
Coca-Cola Co/The	649,457	31,908

456	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Colgate-Palmolive Co	146,191	$10,178
Conagra Brands Inc	79,787	2,136
Constellation Brands Inc, Cl A	28,500	5,029
Costco Wholesale Corp	74,500	17,849
Coty Inc, Cl A (A)	43,621	538
Estee Lauder Cos Inc/The, Cl A	36,400	5,861
General Mills Inc	98,896	4,889
Hershey Co/The	22,900	3,022
Hormel Foods Corp (A)	47,892	1,891
JM Smucker Co/The	18,995	2,309
Kellogg Co	43,600	2,292
Kimberly-Clark Corp	57,596	7,366
Kraft Heinz Co/The	102,491	2,834
Kroger Co/The	130,882	2,985
Lamb Weston Holdings Inc	24,700	1,463
McCormick & Co Inc/MD	20,895	3,260
Molson Coors Brewing Co, Cl B	30,095	1,655
Mondelez International Inc, Cl A	243,878	12,401
Monster Beverage Corp *	65,231	4,035
PepsiCo Inc	237,078	30,346
Philip Morris International Inc	262,678	20,260
Procter & Gamble Co/The	421,967	43,425
Sysco Corp	78,800	5,423
Tyson Foods Inc, Cl A	50,187	3,809
Walgreens Boots Alliance Inc	133,987	6,611
Walmart Inc	240,483	24,395

		285,952

Energy — 4.8%
Anadarko Petroleum Corp	83,395	5,869
Apache Corp	61,500	1,603
Baker Hughes a GE Co, Cl A	90,000	1,927
Cabot Oil & Gas Corp, Cl A	70,187	1,756
Chevron Corp	320,578	36,498
Cimarex Energy Co	16,396	938
Concho Resources Inc	32,900	3,225
ConocoPhillips	192,283	11,337
Devon Energy Corp	71,000	1,786
Diamondback Energy Inc	25,600	2,510
EOG Resources Inc	96,691	7,917
Exxon Mobil Corp	714,500	50,565
Halliburton Co	144,591	3,078
Helmerich & Payne Inc	17,795	870
Hess Corp	41,300	2,307
HollyFrontier Corp	25,700	976
Kinder Morgan Inc/DE	325,083	6,486
Marathon Oil Corp	136,500	1,795
Marathon Petroleum Corp	115,211	5,299
National Oilwell Varco Inc	64,400	1,343
Noble Energy Inc (A)	80,900	1,731
Occidental Petroleum Corp	127,695	6,355
ONEOK Inc	70,791	4,504

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Phillips 66	69,596	$5,623
Pioneer Natural Resources Co	28,996	4,116
Schlumberger Ltd	231,166	8,019
TechnipFMC PLC	68,900	1,433
Valero Energy Corp	71,500	5,034
Williams Cos Inc/The	200,796	5,297

		190,197

Financials — 12.8%
Affiliated Managers Group Inc	8,300	696
Aflac Inc	125,282	6,427
Allstate Corp/The	56,900	5,435
American Express Co	117,087	13,431
American International Group Inc	145,278	7,419
Ameriprise Financial Inc	23,500	3,248
Aon PLC	40,100	7,221
Arthur J Gallagher & Co	30,600	2,577
Assurant Inc	10,495	1,049
Bank of America Corp	1,515,283	40,307
Bank of New York Mellon Corp/The	149,687	6,390
BB&T Corp	126,691	5,923
Berkshire Hathaway Inc, Cl B *	327,828	64,720
BlackRock Inc, Cl A	20,696	8,600
Capital One Financial Corp	78,196	6,715
Cboe Global Markets Inc	18,700	2,030
Charles Schwab Corp/The	197,791	8,230
Chubb Ltd	77,747	11,357
Cincinnati Financial Corp	26,296	2,583
Citigroup Inc	397,157	24,683
Citizens Financial Group Inc	76,600	2,496
CME Group Inc, Cl A	60,695	11,661
Comerica Inc	26,291	1,809
Discover Financial Services	56,300	4,197
E*TRADE Financial Corp	39,591	1,774
Everest Re Group Ltd	6,500	1,610
Fifth Third Bancorp	127,800	3,387
First Republic Bank/CA	27,400	2,658
Franklin Resources Inc	48,095	1,530
Goldman Sachs Group Inc/The	57,191	10,437
Hartford Financial Services Group Inc/The	62,400	3,286
Huntington Bancshares Inc/OH	173,561	2,196
Intercontinental Exchange Inc	95,000	7,810
Invesco Ltd	66,000	1,290
Jefferies Financial Group Inc	42,187	745
JPMorgan Chase & Co	552,057	58,496
KeyCorp	175,200	2,798
Lincoln National Corp	35,700	2,122
Loews Corp	46,187	2,372
M&T Bank Corp	23,923	3,818
Marsh & McLennan Cos Inc	84,491	8,077
MetLife Inc	159,987	7,393
Moody’s Corp	27,500	5,029

SEI Institutional Investments Trust / Annual Report / May 31, 2019	457

SCHEDULE OF INVESTMENTS

May 31, 2019

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Morgan Stanley	216,700	$8,818
MSCI Inc, Cl A	14,600	3,212
Nasdaq Inc	19,200	1,740
Northern Trust Corp	36,396	3,113
People’s United Financial Inc	60,500	930
PNC Financial Services Group Inc/The	75,691	9,632
Principal Financial Group Inc	43,391	2,238
Progressive Corp/The	97,583	7,736
Prudential Financial Inc	69,700	6,439
Raymond James Financial Inc	21,100	1,742
Regions Financial Corp	176,900	2,447
S&P Global Inc	41,500	8,876
State Street Corp	62,300	3,442
SunTrust Banks Inc	76,200	4,573
SVB Financial Group *	8,500	1,712
Synchrony Financial	112,821	3,794
T Rowe Price Group Inc	40,700	4,116
Torchmark Corp	16,546	1,415
Travelers Cos Inc/The	43,996	6,404
Unum Group	36,391	1,146
US Bancorp	254,883	12,795
Wells Fargo & Co	691,148	30,666
Willis Towers Watson PLC	21,345	3,746
Zions Bancorp NA	29,700	1,279

		508,043

Health Care — 13.8%
Abbott Laboratories	296,748	22,591
AbbVie Inc	249,378	19,130
ABIOMED Inc *	7,300	1,912
Agilent Technologies Inc	52,391	3,513
Alexion Pharmaceuticals Inc *	37,000	4,206
Align Technology Inc *	12,600	3,583
Allergan PLC	52,199	6,364
AmerisourceBergen Corp, Cl A	25,896	2,016
Amgen Inc	105,191	17,535
Anthem Inc	43,596	12,119
Baxter International Inc	81,329	5,973
Becton Dickinson and Co	44,939	10,491
Biogen Inc *	32,900	7,215
Boston Scientific Corp *	231,600	8,896
Bristol-Myers Squibb Co	276,583	12,549
Cardinal Health Inc	49,096	2,065
Celgene Corp *	119,087	11,169
Centene Corp *	70,300	4,060
Cerner Corp	56,100	3,925
Cigna Corp	63,407	9,386
Cooper Cos Inc/The	8,600	2,561
CVS Health Corp	219,857	11,514
Danaher Corp	106,000	13,993
DaVita Inc *	21,395	929
DENTSPLY SIRONA Inc	40,091	2,160

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Edwards Lifesciences Corp *	34,700	$5,923
Eli Lilly & Co	146,045	16,932
Gilead Sciences Inc	215,978	13,445
HCA Healthcare Inc	44,595	5,394
Henry Schein Inc *	25,600	1,650
Hologic Inc *	46,900	2,064
Humana Inc	22,496	5,508
IDEXX Laboratories Inc *	14,800	3,697
Illumina Inc *	24,600	7,550
Incyte Corp *	29,300	2,304
Intuitive Surgical Inc *	19,100	8,879
IQVIA Holdings Inc *	26,200	3,559
Johnson & Johnson	448,970	58,882
Laboratory Corp of America Holdings *	16,800	2,732
McKesson Corp	33,100	4,043
Medtronic PLC	226,661	20,984
Merck & Co Inc	435,570	34,501
Mettler-Toledo International Inc *	4,300	3,109
Mylan NV *	85,796	1,441
Nektar Therapeutics, Cl A *	28,100	880
PerkinElmer Inc	17,600	1,520
Perrigo Co PLC (A)	21,296	895
Pfizer Inc	936,635	38,889
Quest Diagnostics Inc	22,200	2,129
Regeneron Pharmaceuticals Inc *	13,500	4,073
ResMed Inc	24,500	2,796
Stryker Corp	51,596	9,454
Teleflex Inc	7,900	2,278
Thermo Fisher Scientific Inc	68,091	18,179
UnitedHealth Group Inc	161,887	39,144
Universal Health Services Inc, Cl B	13,900	1,662
Varian Medical Systems Inc *	14,795	1,868
Vertex Pharmaceuticals Inc *	42,700	7,096
Waters Corp *	12,200	2,449
WellCare Health Plans Inc *	8,100	2,237
Zimmer Biomet Holdings Inc	35,195	4,010
Zoetis Inc, Cl A	80,100	8,094

		550,105

Industrials — 9.1%
3M Co	97,391	15,558
Alaska Air Group Inc	21,000	1,222
Allegion PLC	15,096	1,465
American Airlines Group Inc	66,791	1,819
AMETEK Inc	37,900	3,104
AO Smith Corp	23,100	936
Arconic Inc	67,566	1,480
Boeing Co/The	88,691	30,298
Caterpillar Inc	97,591	11,692
CH Robinson Worldwide Inc	23,995	1,911
Cintas Corp	14,395	3,193
Copart Inc *	34,900	2,495

458	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CSX Corp	129,278	$9,627
Cummins Inc	24,996	3,768
Deere & Co	54,196	7,597
Delta Air Lines Inc	102,487	5,278
Dover Corp	23,800	2,128
Eaton Corp PLC	70,195	5,229
Emerson Electric Co	104,791	6,313
Equifax Inc	20,995	2,538
Expeditors International of Washington Inc	27,991	1,948
Fastenal Co	98,982	3,028
FedEx Corp	39,900	6,156
Flowserve Corp	22,100	1,027
Fluor Corp	24,000	665
Fortive Corp	48,825	3,718
Fortune Brands Home & Security Inc	23,300	1,120
General Dynamics Corp	45,296	7,284
General Electric Co	1,473,888	13,913
Harris Corp	20,400	3,819
Honeywell International Inc	123,187	20,241
Huntington Ingalls Industries Inc	6,900	1,415
IHS Markit Ltd *	62,900	3,610
Illinois Tool Works Inc	50,395	7,037
Ingersoll-Rand PLC	40,296	4,769
Jacobs Engineering Group Inc	18,596	1,400
JB Hunt Transport Services Inc	14,100	1,200
Johnson Controls International plc	151,446	5,834
Kansas City Southern	16,500	1,869
L3 Technologies Inc	13,200	3,195
Lockheed Martin Corp	41,656	14,102
Masco Corp	49,600	1,732
Nielsen Holdings PLC	56,000	1,273
Norfolk Southern Corp	44,696	8,722
Northrop Grumman Corp	28,396	8,611
PACCAR Inc	57,400	3,778
Parker-Hannifin Corp	22,300	3,397
Pentair PLC	25,600	891
Quanta Services Inc	22,600	786
Raytheon Co	47,195	8,236
Republic Services Inc, Cl A	37,400	3,164
Robert Half International Inc	19,695	1,057
Rockwell Automation Inc	19,896	2,962
Rollins Inc	25,500	958
Roper Technologies Inc	17,700	6,087
Snap-on Inc (A)	9,100	1,419
Southwest Airlines Co	85,587	4,074
Stanley Black & Decker Inc	24,795	3,154
Textron Inc	37,691	1,707
TransDigm Group Inc *	8,400	3,704
Union Pacific Corp	122,187	20,378
United Continental Holdings Inc *	38,800	3,013
United Parcel Service Inc, Cl B	117,987	10,963
United Rentals Inc *	13,200	1,453

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
United Technologies Corp	137,085	$17,314
Verisk Analytics Inc, Cl A	26,900	3,766
Wabtec Corp (A)	27,253	1,700
Waste Management Inc	65,100	7,119
WW Grainger Inc	7,400	1,936
Xylem Inc/NY	31,300	2,323

		360,678

Information Technology — 20.5%
Accenture PLC, Cl A	107,796	19,195
Adobe Inc *	82,395	22,321
Advanced Micro Devices Inc *	145,300	3,983
Akamai Technologies Inc *	26,496	1,997
Alliance Data Systems Corp	7,900	1,086
Amphenol Corp, Cl A	49,491	4,306
Analog Devices Inc	61,106	5,904
ANSYS Inc *	13,600	2,441
Apple Inc	754,646	132,116
Applied Materials Inc	161,800	6,260
Arista Networks Inc *	9,100	2,226
Autodesk Inc *	36,600	5,889
Automatic Data Processing Inc	73,591	11,783
Broadcom Inc	66,959	16,850
Broadridge Financial Solutions Inc	19,400	2,422
Cadence Design Systems Inc *	48,600	3,090
Cisco Systems Inc	742,643	38,640
Citrix Systems Inc	20,300	1,911
Cognizant Technology Solutions Corp, Cl A	98,295	6,087
Corning Inc	135,370	3,904
DXC Technology Co	46,652	2,218
F5 Networks Inc *	9,700	1,281
Fidelity National Information Services Inc	53,900	6,484
Fiserv Inc *	65,300	5,607
FleetCor Technologies Inc *	14,300	3,692
FLIR Systems Inc	23,400	1,131
Fortinet Inc *	23,500	1,703
Gartner Inc *	15,600	2,360
Global Payments Inc	26,782	4,125
Hewlett Packard Enterprise Co	237,974	3,265
HP Inc	253,874	4,742
Intel Corp	758,952	33,424
International Business Machines Corp	150,451	19,106
Intuit Inc	43,800	10,724
IPG Photonics Corp *	5,700	713
Jack Henry & Associates Inc	13,500	1,771
Juniper Networks Inc	58,200	1,432
Keysight Technologies Inc *	30,500	2,291
KLA-Tencor Corp	27,400	2,824
Lam Research Corp	26,195	4,574
Mastercard Inc, Cl A	152,247	38,289
Maxim Integrated Products Inc	47,500	2,498
Microchip Technology Inc (A)	39,396	3,153

SEI Institutional Investments Trust / Annual Report / May 31, 2019	459

SCHEDULE OF INVESTMENTS

May 31, 2019

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Micron Technology Inc *	191,400	$6,242
Microsoft Corp	1,292,404	159,845
Motorola Solutions Inc	27,188	4,077
NetApp Inc	42,191	2,498
NVIDIA Corp	102,583	13,896
Oracle Corp	430,565	21,787
Paychex Inc	54,987	4,717
PayPal Holdings Inc *	198,283	21,762
Qorvo Inc *	20,400	1,248
QUALCOMM Inc	204,078	13,636
Red Hat Inc *	30,000	5,529
salesforce.com Inc *	129,291	19,576
Seagate Technology PLC	42,200	1,766
Skyworks Solutions Inc	28,896	1,925
Symantec Corp	104,700	1,961
Synopsys Inc *	25,900	3,016
TE Connectivity Ltd	58,191	4,901
Texas Instruments Inc	158,783	16,563
Total System Services Inc	27,791	3,433
VeriSign Inc *	18,200	3,549
Visa Inc, Cl A	295,170	47,620
Western Digital Corp	47,231	1,758
Western Union Co/The	74,178	1,439
Xerox Corp	33,450	1,024
Xilinx Inc	41,800	4,277

		817,863

Materials — 2.5%
Air Products & Chemicals Inc	36,700	7,472
Albemarle Corp (A)	17,300	1,095
Avery Dennison Corp	13,800	1,436
Ball Corp	55,892	3,431
Celanese Corp, Cl A	21,300	2,022
CF Industries Holdings Inc	37,200	1,497
Dow Inc	124,665	5,829
DowDuPont Inc	376,596	11,494
Eastman Chemical Co	22,496	1,460
Ecolab Inc	42,296	7,786
FMC Corp	21,600	1,586
Freeport-McMoRan Inc, Cl B	235,500	2,287
International Flavors & Fragrances Inc (A)	17,700	2,397
International Paper Co	66,496	2,758
Linde PLC	93,160	16,820
LyondellBasell Industries NV, Cl A	50,396	3,742
Martin Marietta Materials Inc	10,400	2,189
Mosaic Co/The	57,691	1,239
Newmont Goldcorp Corp	134,883	4,463
Nucor Corp	52,087	2,500
Packaging Corp of America	15,000	1,336
PPG Industries Inc	40,600	4,249
Sealed Air Corp	25,100	1,052
Sherwin-Williams Co/The	13,600	5,704

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vulcan Materials Co	21,500	$2,686
Westrock Co	41,182	1,343

		99,873

Real Estate — 3.1%
Alexandria Real Estate Equities Inc ‡	18,800	2,753
American Tower Corp, Cl A	74,700	15,595
Apartment Investment & Management Co, Cl A	24,611	1,229
AvalonBay Communities Inc	22,900	4,649
Boston Properties Inc	26,300	3,441
CBRE Group Inc, Cl A *	54,291	2,481
Crown Castle International Corp	69,396	9,022
Digital Realty Trust Inc	35,800	4,214
Duke Realty Corp	61,800	1,860
Equinix Inc ‡	13,957	6,780
Equity Residential	61,196	4,686
Essex Property Trust Inc	10,800	3,151
Extra Space Storage Inc	20,600	2,208
Federal Realty Investment Trust	12,000	1,569
HCP Inc	78,700	2,496
Host Hotels & Resorts Inc	120,674	2,185
Iron Mountain Inc (A)	46,301	1,419
Kimco Realty Corp	72,187	1,256
Macerich Co/The	16,196	588
Mid-America Apartment Communities Inc	19,900	2,272
Prologis Inc	105,400	7,765
Public Storage	25,395	6,041
Realty Income Corp	50,100	3,511
Regency Centers Corp	27,100	1,788
SBA Communications Corp, Cl A *	18,600	4,025
Simon Property Group Inc	51,696	8,379
SL Green Realty Corp	14,400	1,238
UDR Inc	44,800	2,006
Ventas Inc	61,200	3,935
Vornado Realty Trust	28,896	1,914
Welltower Inc	66,000	5,361
Weyerhaeuser Co	122,245	2,787

		122,604

Utilities — 3.3%
AES Corp/VA	107,200	1,694
Alliant Energy Corp	38,200	1,813
Ameren Corp	40,691	2,984
American Electric Power Co Inc	82,400	7,096
American Water Works Co Inc	31,300	3,538
Atmos Energy Corp	19,400	1,975
CenterPoint Energy Inc	81,183	2,309
CMS Energy Corp	48,391	2,715
Consolidated Edison Inc	53,100	4,583
Dominion Energy Inc	133,385	10,028
DTE Energy Co	31,400	3,940

460	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Duke Energy Corp	123,291	$10,555
Edison International	53,396	3,170
Entergy Corp	31,400	3,048
Evergy Inc	44,500	2,587
Eversource Energy	53,900	3,980
Exelon Corp	162,091	7,793
FirstEnergy Corp	83,587	3,447
NextEra Energy Inc	80,900	16,035
NiSource Inc	62,487	1,740
NRG Energy Inc	45,987	1,566
Pinnacle West Capital Corp	18,100	1,700
PPL Corp	124,000	3,690
Public Service Enterprise Group Inc	83,600	4,912
Sempra Energy	45,795	6,020
Southern Co/The	172,500	9,229
WEC Energy Group Inc	53,531	4,312
Xcel Energy Inc	85,183	4,884

		131,343

Total Common Stock (Cost $2,737,171) ($ Thousands)		3,861,189

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
2.481%, 06/20/2019 (B)(C)	$5,225	$5,220

Total U.S. Treasury Obligation (Cost $5,218) ($ Thousands)		5,220

	Shares

AFFILIATED PARTNERSHIP — 0.7%
SEI Liquidity Fund, L.P.
2.440% **†(D)	25,374,619	25,367

Total Affiliated Partnership (Cost $25,373) ($ Thousands)		25,367

CASH EQUIVALENT — 2.5%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	99,297,097	99,297

Total Cash Equivalent (Cost $99,297) ($ Thousands)		99,297

Total Investments in Securities — 100.4% (Cost $2,867,059) ($ Thousands)		$3,991,073

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized
S&P 500 Index E-MINI	814	Jun-2019	$112,729	$112,031	$(698)

Percentages are based on Net Assets of $3,975,682 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2019.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019 was $24,427 ($ Thousands).
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $25,367 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

NASDAQ – National Association of Securities Dealers and Automated Quotations

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,861,189	$–	$–	$3,861,189
U.S. Treasury Obligation	–	5,220	–	5,220
Affiliated Partnership	–	25,367	–	25,367
Cash Equivalent	99,297	–	–	99,297

Total Investments in Securities	$3,960,486	$30,587	$–	$3,991,073

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(698)	$–	$–	$(698)

Total Other Financial Instruments	$(698)	$–	$–	$(698)

* Futures contracts are valued at the unrealized depreciation on the instrument.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	461

SCHEDULE OF INVESTMENTS

May 31, 2019

S&P 500 Index Fund (Concluded)

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 112,784	$ 387,594	$ (475,023)	$ 20	$ (8)	$ 25,367	25,374,619	$ 214	$ —
SEI Daily Income Trust, Government Fund, Cl F	78,091	736,367	(715,161)	—	—	99,297	99,297,097	1,955	—

Totals	$ 190,875	$ 1,123,961	$ (1,190,184)	$ 20	$ (8)	$ 124,664	124,671,716	$ 2,169	$ —

The accompanying notes are an integral part of the financial statements.

462	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SCHEDULE OF INVESTMENTS

May 31, 2019

Small Cap Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.1%

Communication Services — 2.6%
AMC Networks Inc, Cl A *(A)	12,200	$644
Bandwidth Inc, Cl A *	1,850	134
Boingo Wireless Inc *	28,053	530
Cable One Inc	250	279
Cinemark Holdings Inc	23,485	892
Cogent Communications Holdings	2,400	140
DHI Group Inc *	37,500	129
Entercom Communications Corp, Cl A (A)	54,900	318
IMAX Corp *	15,505	337
Live Nation Entertainment Inc *	1,400	85
Marcus Corp/The	2,000	70
Meredith Corp (A)	14,235	737
National CineMedia Inc	8,200	54
New York Times Co/The, Cl A	2,990	95
Nexstar Media Group Inc, Cl A	1,333	134
Pareteum Corp *(A)	27,098	106
Rosetta Stone Inc *	6,341	156
Shenandoah Telecommunications Co	3,300	133
Sinclair Broadcast Group Inc, Cl A	12,905	693
Telephone & Data Systems Inc	6,300	182
United States Cellular Corp *	1,300	57
Vonage Holdings Corp *	83,352	987
Zynga Inc, Cl A *	32,172	202

		7,094

Consumer Discretionary — 11.5%
1-800-Flowers.com Inc, Cl A *	4,000	73
Aaron’s Inc	6,816	363
Abercrombie & Fitch Co, Cl A	22,845	395
Adtalem Global Education Inc *	14,710	647
American Axle & Manufacturing Holdings Inc *	33,200	336
American Public Education Inc *	1,900	53
America’s Car-Mart Inc/TX *	2,192	189
Aramark	5,500	191
Asbury Automotive Group Inc *	1,500	111
Beazer Homes USA Inc *	18,700	170
Big Lots Inc (A)	7,300	202
BJ’s Restaurants Inc	1,800	75
Bloomin’ Brands Inc	7,700	149
Bright Horizons Family Solutions Inc *	12,726	1,744
Brinker International Inc (A)	8,600	323
Brunswick Corp/DE	8,200	340
Career Education Corp *	7,581	142
Carriage Services Inc, Cl A	2,300	42
Carrols Restaurant Group Inc *	4,400	38
Carter’s Inc	6,880	579
Cato Corp/The, Cl A	2,600	32
Cavco Industries Inc *	3,946	567
Cheesecake Factory Inc/The	3,700	160
Chegg Inc *	2,967	111

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Choice Hotels International Inc	700	$58
Chuy’s Holdings Inc *	1,600	35
Columbia Sportswear Co	600	56
Conn’s Inc *(A)	32,135	577
Cooper Tire & Rubber Co	9,600	265
Cooper-Standard Holdings Inc *	3,200	124
Core-Mark Holding Co Inc	700	26
Cracker Barrel Old Country Store Inc	1,300	204
Dana Inc	72,330	1,055
Dave & Buster’s Entertainment Inc (A)	10,935	544
Deckers Outdoor Corp *	2,397	365
Del Taco Restaurants Inc *	6,000	65
Denny’s Corp *	6,200	122
Dick’s Sporting Goods Inc (A)	20,929	722
Domino’s Pizza Inc	1,100	307
Dunkin’ Brands Group Inc	4,100	304
El Pollo Loco Holdings Inc *	3,200	34
Eldorado Resorts Inc *(A)	28,064	1,380
Ethan Allen Interiors Inc	17,400	369
Etsy Inc *	1,562	97
Everi Holdings Inc *	14,278	159
Express Inc *	40,600	122
Fiesta Restaurant Group Inc *	2,800	40
Foot Locker Inc	900	35
Fox Factory Holding Corp *	12,532	840
frontdoor Inc *	3,542	142
Genesco Inc *	3,900	175
Graham Holdings Co, Cl B	250	170
Group 1 Automotive Inc	9,200	664
H&R Block Inc	11,600	305
Haverty Furniture Cos Inc (A)	18,500	322
Helen of Troy Ltd *	1,648	220
Jack in the Box Inc (A)	14,247	1,185
K12 Inc *	3,900	119
Kohl’s Corp	4,100	202
La-Z-Boy Inc, Cl Z	11,100	357
Liberty Expedia Holdings Inc, Cl A *	4,200	173
Lovesac Co/The *	3,717	134
MDC Holdings Inc	15,336	482
Meritage Homes Corp *	6,200	311
Modine Manufacturing Co *	24,600	316
Monro Muffler Brake	1,292	103
Murphy USA Inc *	2,300	185
National Vision Holdings Inc *	10,170	277
Office Depot Inc	130,200	255
Ollie’s Bargain Outlet Holdings Inc *	4,900	484
Oxford Industries Inc	900	64
Penske Automotive Group Inc	2,700	115
PetMed Express Inc (A)	9,900	173
Planet Fitness Inc, Cl A *	17,628	1,348
PlayAGS Inc *	33,813	647
Pool Corp	1,200	216

SEI Institutional Investments Trust / Annual Report / May 31, 2019	463

SCHEDULE OF INVESTMENTS

May 31, 2019

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Rent-A-Center Inc/TX, Cl A *	11,298	$270
Rubicon Project Inc/The *	17,640	97
Ruth’s Hospitality Group Inc	3,600	82
Sally Beauty Holdings Inc *(A)	29,800	452
Service Corp International/US	700	31
ServiceMaster Global Holdings Inc *	2,975	161
Shoe Carnival Inc (A)	10,200	262
Signet Jewelers Ltd	4,900	92
Sonic Automotive Inc, Cl A	16,000	279
Strategic Education Inc	8,045	1,416
Sturm Ruger & Co Inc	1,800	90
Texas Roadhouse Inc, Cl A	4,100	210
TopBuild Corp *	6,876	545
Tower International Inc	18,700	326
Tupperware Brands Corp	9,000	168
Wendy’s Co/The	12,900	237
Williams-Sonoma Inc (A)	14,800	866
Wingstop Inc (A)	2,079	166
Winmark Corp	200	33
Wolverine World Wide Inc	19,810	554
YETI Holdings Inc *(A)	6,472	155
ZAGG *	15,500	103

		30,676

Consumer Staples — 3.4%
Boston Beer Co Inc/The, Cl A *	500	157
Cal-Maine Foods Inc	2,500	92
Casey’s General Stores Inc	200	26
Central Garden & Pet Co, Cl A *	22,669	580
Coca-Cola Consolidated Inc	300	91
Darling Ingredients Inc *	39,985	756
Farmer Brothers *	1,600	29
Flowers Foods Inc	12,500	280
Fresh Del Monte Produce Inc *	2,700	67
Freshpet Inc *	19,316	898
Hostess Brands Inc, Cl A *	1,200	16
Ingles Markets Inc, Cl A	7,500	224
Ingredion Inc	3,300	251
J&J Snack Foods Corp	6,905	1,111
John B Sanfilippo & Son Inc	800	61
Lamb Weston Holdings Inc	4,800	284
Lancaster Colony Corp	1,300	187
Landec Corp *	3,200	32
Performance Food Group Co *	11,491	452
Post Holdings Inc *	2,800	294
Primo Water Corp *	3,200	37
Seaboard Corp	12	49
Simply Good Foods Co/The *	39,417	847
SpartanNash Co	44,676	516
Tootsie Roll Industries Inc	1,554	59
TreeHouse Foods Inc *	3,400	177
Universal Corp/VA	10,600	599

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
US Foods Holding Corp *	8,600	$297
USANA Health Sciences Inc *	900	64
Village Super Market Inc, Cl A (A)	12,100	320
WD-40 Co	800	125
Weis Markets Inc	1,000	38

		9,016

Energy — 2.9%
Arch Coal Inc (A)	5,900	520
Archrock Inc	66,215	587
Bonanza Creek Energy Inc *	12,400	242
Callon Petroleum Co *(A)	85,802	536
Carrizo Oil & Gas Inc *(A)	46,787	476
Delek US Holdings Inc	13,100	401
Denbury Resources Inc *(A)	103,900	150
DMC Global Inc	2,276	154
Helix Energy Solutions Group Inc *	41,315	279
Laredo Petroleum *	12,600	33
McDermott International Inc *(A)	38,700	234
Newpark Resources Inc *	59,080	413
Par Pacific Holdings Inc *	4,300	84
PBF Energy Inc, Cl A	19,200	507
PDC Energy Inc *	19,405	592
ProPetro Holding Corp *	4,946	96
Range Resources Corp	40,805	319
Renewable Energy Group Inc *(A)	14,500	227
REX American Resources Corp *	500	34
Solaris Oilfield Infrastructure Inc, Cl A (A)	33,980	484
Southwestern Energy Co *	110,400	396
SRC Energy Inc *	64,300	305
VAALCO Energy Inc *	30,600	49
W&T Offshore Inc *	52,200	219
WPX Energy Inc *	27,505	296

		7,633

Financials — 19.3%
AG Mortgage Investment Trust Inc ‡	22,100	341
AGNC Investment Corp ‡	16,400	269
Alleghany Corp *	400	265
American Equity Investment Life Holding Co	10,900	309
American Financial Group Inc/OH	2,800	275
American National Insurance Co	3,300	374
AMERISAFE Inc	1,600	95
Anworth Mortgage Asset Corp	10,900	41
Apollo Commercial Real Estate Finance Inc	18,100	333
Apollo Investment Corp	21,366	332
Arbor Realty Trust Inc ‡(A)	54,700	673
Ares Commercial Real Estate Corp	4,200	62
Associated Banc-Corp	45,900	909
Assured Guaranty Ltd	3,300	135
Axis Capital Holdings Ltd	4,500	268
Banc of California Inc	32,160	425

464	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
BancFirst Corp	1,200	$63
Bank of Marin Bancorp	1,400	57
BankUnited Inc	19,100	620
Banner Corp	13,220	667
Berkshire Hills Bancorp Inc	10,300	301
BlackRock Capital Investment Corp	44,000	267
Boston Private Financial Holdings Inc	44,700	458
Brown & Brown Inc	1,900	60
Byline Bancorp Inc *	2,200	41
Cadence BanCorp, Cl A	10,295	190
Camden National Corp	11,400	483
Cathay General Bancorp	18,900	636
Central Pacific Financial Corp	1,300	36
City Holding Co	100	7
CNB Financial Corp/PA	1,100	27
CNO Financial Group Inc	79,230	1,245
Community Trust Bancorp Inc	8,600	340
Customers Bancorp Inc *	13,100	258
CVB Financial Corp	23,295	479
Dime Community Bancshares Inc	16,900	300
Dynex Capital Inc	48,600	267
eHealth Inc *	1,611	114
Employers Holdings Inc	2,500	104
Enterprise Financial Services Corp	1,600	63
Erie Indemnity Co, Cl A	1,500	319
Essent Group Ltd *	6,300	296
Everest Re Group Ltd	1,200	297
Exantas Capital Corp ‡	3,500	38
FactSet Research Systems Inc	600	167
FB Financial Corp	1,900	66
Federal Agricultural Mortgage Corp, Cl C	7,700	527
Financial Institutions Inc	10,210	276
First American Financial Corp	3,700	191
First Busey Corp	11,000	272
First Business Financial Services Inc	9,400	215
First Citizens BancShares Inc/NC, Cl A	400	168
First Commonwealth Financial Corp	57,800	727
First Defiance Financial Corp	2,600	70
First Financial Corp/IN	1,200	45
First Horizon National Corp	58,600	786
First Interstate BancSystem Inc, Cl A	2,900	107
Flagstar Bancorp Inc	11,300	356
Flushing Financial Corp	8,600	181
FNB Corp/PA	108,553	1,194
Fulton Financial Corp	34,200	539
Glacier Bancorp Inc (A)	9,985	394
Goosehead Insurance Inc, Cl A *	3,734	137
Great Southern Bancorp Inc	1,000	55
Great Western Bancorp Inc	9,500	295
Green Dot Corp, Cl A *	7,679	356
Hamilton Lane Inc, Cl A	6,300	310
Hancock Whitney Corp	41,900	1,591

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hanmi Financial Corp	20,300	$419
Hanover Insurance Group Inc/The	9,900	1,209
Health Insurance Innovations Inc, Cl A *(A)	16,793	433
Heritage Commerce Corp	3,200	38
Heritage Insurance Holdings Inc	23,100	338
Home BancShares Inc/AR	71,714	1,256
HomeTrust Bancshares Inc	1,700	42
Hope Bancorp Inc	59,400	764
Horace Mann Educators Corp	1,830	74
IBERIABANK Corp	17,300	1,237
Independent Bank Corp/MI	26,700	565
Invesco Mortgage Capital Inc	9,500	146
James River Group Holdings Ltd	5,710	255
Kinsale Capital Group Inc	8,996	754
KKR Real Estate Finance Trust Inc	2,300	45
Ladder Capital Corp, Cl A ‡	34,500	549
Lakeland Bancorp Inc	20,700	319
Legg Mason Inc	4,910	175
LPL Financial Holdings Inc	1,902	153
Mercantile Bank Corp	11,200	346
Merchants Bancorp/IN	1,500	27
Mercury General Corp	1,400	81
Meridian Bancorp Inc	5,000	86
Morningstar Inc	1,200	168
National Bank Holdings Corp, Cl A	21,345	749
National General Holdings Corp	5,400	123
National Western Life Group Inc, Cl A	100	27
Nelnet Inc, Cl A	3,600	213
New Mountain Finance Corp	22,600	315
New York Mortgage Trust Inc ‡	57,400	347
Nicolet Bankshares Inc *	800	47
NMI Holdings Inc, Cl A *	5,885	160
Northwest Bancshares Inc	7,200	121
OceanFirst Financial Corp	31,100	741
OFG Bancorp	21,400	402
Old National Bancorp/IN	14,400	230
Old Republic International Corp	11,000	243
PacWest Bancorp	17,490	636
PCSB Financial Corp	2,000	39
PennantPark Investment Corp	55,400	360
PennyMac Mortgage Investment Trust ‡	19,000	395
Peoples Bancorp Inc/OH	1,700	53
People’s United Financial Inc	17,800	274
People’s Utah Bancorp	1,100	31
PJT Partners Inc	2,000	74
Popular Inc	14,500	757
Prospect Capital Corp	43,500	272
Provident Financial Services Inc	5,700	136
QCR Holdings Inc	1,300	42
Radian Group Inc	42,180	947
Ready Capital Corp	3,200	47
Regional Management Corp *	7,800	192

SEI Institutional Investments Trust / Annual Report / May 31, 2019	465

SCHEDULE OF INVESTMENTS

May 31, 2019

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Reinsurance Group of America Inc, Cl A	2,100	$311
RenaissanceRe Holdings Ltd	1,800	314
Renasant Corp	20,815	704
Republic Bancorp Inc/KY, Cl A	8,000	367
Safety Insurance Group Inc	1,200	109
Sandy Spring Bancorp Inc	22,940	738
Seacoast Banking Corp of Florida *	26,345	611
Selective Insurance Group Inc	14,990	1,074
Sierra Bancorp	1,500	37
Southern National Bancorp of Virginia Inc	2,200	30
Sterling Bancorp/DE	40,020	773
Stifel Financial Corp	5,285	283
TCF Financial Corp	36,600	698
TPG RE Finance Trust Inc	3,400	65
TPG Specialty Lending Inc	20,900	408
TriCo Bancshares	2,500	93
TrustCo Bank Corp NY	9,700	72
Two Harbors Investment Corp ‡	17,200	210
Umpqua Holdings Corp	33,755	539
United Community Banks Inc/GA	16,950	449
United Community Financial Corp/OH	5,800	53
United Financial Bancorp Inc	4,900	64
United Fire Group Inc	1,800	84
Universal Insurance Holdings Inc (A)	8,900	258
Univest Financial Corp	3,200	76
Washington Federal Inc	17,500	552
Washington Trust Bancorp Inc	1,300	64
Waterstone Financial Inc	3,200	53
West Bancorporation Inc	200	4
Western Alliance Bancorp *	15,410	634
Western Asset Mortgage Capital Corp ‡	5,200	50
Westwood Holdings Group Inc	900	26
White Mountains Insurance Group Ltd	200	196
Wintrust Financial Corp	18,282	1,238
WSFS Financial Corp	16,955	673

		51,526

Health Care — 10.3%
Addus HomeCare Corp *	900	62
Agios Pharmaceuticals Inc *(A)	2,630	121
Amphastar Pharmaceuticals Inc *	3,600	69
AngioDynamics Inc *	4,500	85
ANI Pharmaceuticals Inc *	700	49
Arena Pharmaceuticals Inc *	2,543	135
ArQule Inc *	21,562	155
Array BioPharma Inc *	17,369	459
AtriCure Inc *	3,300	97
Atrion Corp	100	88
Axonics Modulation Technologies Inc *	3,540	116
Axsome Therapeutics Inc *(A)	6,602	152
BioDelivery Sciences International Inc *	26,264	114
Biohaven Pharmaceutical Holding Co Ltd *	2,661	150

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bio-Rad Laboratories Inc, Cl A *	700	$201
BioSpecifics Technologies Corp *	500	30
BioTelemetry Inc *	8,588	411
Blueprint Medicines Corp *	2,380	181
Bruker Corp	1,000	42
Cardiovascular Systems Inc *	28,361	1,105
CareDx Inc *	16,945	536
Catalent Inc *	2,500	114
Chemed Corp	800	262
Coherus Biosciences Inc *	6,613	125
Collegium Pharmaceutical Inc *	1,300	15
Computer Programs & Systems Inc	2,000	52
CONMED Corp	16,150	1,300
Cooper Cos Inc/The	1,200	357
CorVel Corp *	800	59
CryoLife Inc *	3,000	86
CryoPort Inc *	7,789	130
Dermira Inc *	9,771	91
Eidos Therapeutics Inc *	3,623	113
Encompass Health Corp	20,210	1,191
Ensign Group Inc/The	22,798	1,214
Evolus Inc *	4,283	58
Fluidigm Corp *	10,508	138
Glaukos Corp *	1,702	110
Globus Medical Inc, Cl A *	4,200	165
Guardant Health Inc *	1,495	115
Haemonetics Corp *	6,335	614
HealthStream Inc *	3,400	85
Heska Corp *	600	42
Hill-Rom Holdings Inc	2,900	279
Horizon Therapeutics Plc *	6,301	150
ICU Medical Inc *	900	192
Innoviva Inc *	29,700	406
Inspire Medical Systems Inc *	2,186	123
Insulet Corp *(A)	5,677	623
Integer Holdings Corp *	15,380	1,078
Integra LifeSciences Holdings Corp *	5,212	243
Iovance Biotherapeutics Inc *	7,663	125
Jazz Pharmaceuticals PLC *	2,300	289
Lannett Co Inc *(A)	15,700	83
Lantheus Holdings Inc *	9,900	238
LHC Group Inc *	1,164	132
Ligand Pharmaceuticals Inc *(A)	6,656	715
Luminex Corp	4,000	84
Magellan Health Inc *	7,710	509
Masimo Corp *	10,574	1,382
Medidata Solutions Inc *	2,560	233
Merit Medical Systems Inc *	20,916	1,080
Mesa Laboratories Inc	300	75
Mirati Therapeutics Inc *	1,576	107
NanoString Technologies Inc *	5,533	157
National HealthCare Corp	1,100	85

466	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
National Research Corp, Cl A	1,100	$56
Natus Medical Inc *	3,200	80
Neogen Corp *	1,200	68
NeoGenomics Inc *	47,960	1,041
NextGen Healthcare Inc *	4,500	87
Novocure Ltd *	2,477	132
Omnicell Inc *	16,836	1,338
Orthofix Medical Inc *	1,900	94
Oxford Immunotec Global PLC *	4,000	58
Patterson Cos Inc	18,700	393
Phibro Animal Health Corp, Cl A	2,100	62
PRA Health Sciences Inc *	6,200	538
Premier Inc, Cl A *	3,900	143
Prestige Consumer Healthcare Inc *	12,879	374
Providence Service Corp/The *	1,000	65
QIAGEN NV *	4,600	175
R1 RCM Inc *	32,809	385
Ra Pharmaceuticals Inc *	4,846	105
Reata Pharmaceuticals Inc, Cl A *	1,198	102
Repligen Corp *	2,382	165
SeaSpine Holdings Corp *	40,036	546
Select Medical Holdings Corp *	9,500	133
Shockwave Medical Inc *(A)	1,889	113
Simulations Plus Inc	1,800	45
STERIS PLC	2,300	307
Tandem Diabetes Care Inc *	13,027	893
Teladoc Health Inc *(A)	3,340	194
Tricida Inc *	3,189	117
US Physical Therapy Inc	900	101
Veracyte Inc *	7,817	177
West Pharmaceutical Services Inc	2,700	309

		27,578

Industrials — 13.8%
AAON Inc	3,330	151
ACCO Brands Corp	33,500	246
Acuity Brands Inc	4,070	503
Advanced Disposal Services Inc, Cl A *	3,900	125
Advanced Drainage Systems Inc	3,400	98
Air Lease Corp, Cl A	10,400	374
Air Transport Services Group Inc *	15,375	337
Aircastle Ltd	26,200	509
Alaska Air Group Inc	4,000	233
Apogee Enterprises Inc	8,468	307
Applied Industrial Technologies Inc	1,500	82
ArcBest Corp	9,000	226
Arcosa Inc	4,134	140
Armstrong World Industries Inc	1,675	149
ASGN Inc *	8,578	435
Astronics Corp *	1,900	77
Atkore International Group Inc *	7,600	178
Atlas Air Worldwide Holdings Inc *	7,700	273

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Barrett Business Services Inc	700	$50
Brady Corp, Cl A	16,013	741
Briggs & Stratton Corp	21,100	198
BrightView Holdings Inc *	14,038	235
Brink’s Co/The	11,437	881
Builders FirstSource Inc *	21,300	300
Casella Waste Systems Inc, Cl A *	5,002	194
CBIZ Inc *	5,600	111
Chart Industries Inc *	1,185	91
Clean Harbors Inc *	2,900	186
Continental Building Products Inc *	22,175	506
Covanta Holding Corp	8,000	135
CRA International Inc	800	30
CSW Industrials Inc	1,400	90
Curtiss-Wright Corp	8,274	922
Deluxe Corp	7,700	286
Ducommun Inc *	1,600	72
Dycom Industries Inc *	7,915	413
EMCOR Group Inc	400	32
Ennis Inc	6,600	122
Enphase Energy Inc *(A)	10,064	153
ESCO Technologies Inc	10,039	702
Exponent Inc	15,275	856
Federal Signal Corp	5,539	132
Forrester Research Inc *	1,500	68
Fortress Transportation & Infrastructure
Investors LLC (B)	57,921	891
Franklin Covey Co *	800	25
FTI Consulting Inc *	4,778	401
Gardner Denver Holdings Inc *	14,840	504
Global Brass & Copper Holdings Inc	2,400	105
Great Lakes Dredge & Dock Corp *	21,239	226
Hawaiian Holdings Inc	19,200	480
Heidrick & Struggles International Inc	2,100	64
Heritage-Crystal Clean Inc *	2,000	50
Herman Miller Inc	10,600	376
Hillenbrand Inc	1,100	41
Huntington Ingalls Industries Inc	1,100	226
Huron Consulting Group Inc *	2,000	98
Hyster-Yale Materials Handling Inc	3,600	158
ICF International Inc	14,345	1,046
Insperity Inc	7,305	832
JetBlue Airways Corp *	30,300	522
John Bean Technologies Corp	3,620	371
Kadant Inc	900	73
Kaman Corp	2,400	133
Kelly Services Inc, Cl A	22,400	526
Kennametal Inc	12,585	387
Kforce Inc	10,400	361
Knoll Inc	18,300	359
Kratos Defense & Security Solutions Inc *	17,976	396
Landstar System Inc	500	48

SEI Institutional Investments Trust / Annual Report / May 31, 2019	467

SCHEDULE OF INVESTMENTS

May 31, 2019

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Macquarie Infrastructure Corp	5,700	$227
MasTec Inc *(A)	18,537	862
Matson Inc	26,985	923
McGrath RentCorp	2,200	124
Mercury Systems Inc *	22,164	1,524
Meritor Inc *	30,637	618
Miller Industries Inc/TN	700	19
Moog Inc, Cl A	5,370	443
MSA Safety Inc	5,580	555
MYR Group Inc *	2,000	65
National Presto Industries Inc	500	49
Park-Ohio Holdings Corp	7,900	247
Quad/Graphics Inc, Cl A	21,039	176
Quanex Building Products Corp	1,600	25
Resources Connection Inc	4,000	61
Robert Half International Inc	3,100	166
Rush Enterprises Inc, Cl A	3,000	106
Saia Inc *	6,811	402
Simpson Manufacturing Co Inc	10,228	622
SkyWest Inc	7,200	423
SP Plus Corp *	2,200	68
Steelcase Inc, Cl A	23,300	374
Sterling Construction Co Inc *	2,800	33
Systemax Inc	1,500	31
Teledyne Technologies Inc *	1,200	283
Terex Corp	24,700	661
Tetra Tech Inc	4,100	277
Trex Co Inc *	9,815	587
TriMas Corp *	4,400	126
TriNet Group Inc *	2,420	153
Triton International Ltd/Bermuda	12,200	361
TrueBlue Inc *	3,800	81
UniFirst Corp/MA	900	143
US Ecology Inc	1,800	107
Viad Corp	1,700	107
Wabash National Corp	28,900	390
WageWorks Inc *	20,451	1,022
Watsco Inc	4,540	715
Watts Water Technologies Inc, Cl A	10,242	834
Werner Enterprises Inc (A)	15,900	443
WillScot Corp, Cl A *	43,397	589
Woodward	10,670	1,162

		36,832

Information Technology — 16.6%
Acacia Communications Inc *	1,990	93
ACI Worldwide Inc *	3,356	106
Agilysys Inc *	2,000	44
Alarm.com Holdings Inc *	2,054	120
Altair Engineering Inc, Cl A *	2,785	106
Alteryx Inc, Cl A *(A)	1,429	124
American Software Inc/GA, Cl A	3,800	48

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Amkor Technology Inc *	56,100	$364
Anaplan Inc *	3,978	173
Appfolio Inc, Cl A *	1,300	125
Aspen Technology Inc *	2,200	250
Avalara Inc *	10,570	715
Avnet Inc	17,860	729
AVX Corp	25,500	377
Bel Fuse Inc, Cl B	10,088	174
Belden Inc	22,500	1,152
Benchmark Electronics Inc	14,000	309
Black Knight Inc *	2,500	142
Booz Allen Hamilton Holding Corp, Cl A	13,931	880
Box Inc, Cl A *	36,970	684
CACI International Inc, Cl A *	761	155
Cadence Design Systems Inc *	6,600	420
CalAmp Corp *	38,538	392
Cass Information Systems Inc	1,600	72
CDW Corp/DE	2,900	285
ChannelAdvisor Corp *	3,300	30
Ciena Corp *	26,260	918
CommVault Systems Inc *	300	14
Cornerstone OnDemand Inc *	14,849	790
Coupa Software Inc *	3,632	397
Cree Inc *	1,698	94
CSG Systems International Inc	13,000	583
Diodes Inc *	19,600	606
Dolby Laboratories Inc, Cl A	3,400	211
Envestnet Inc *	2,002	134
EPAM Systems Inc *	600	104
Euronet Worldwide Inc *	9,364	1,452
Everbridge Inc *	19,765	1,554
EVERTEC Inc	5,400	155
Fabrinet *	3,100	132
Fair Isaac Corp *	1,538	455
FireEye Inc *	87,897	1,282
Five9 Inc *	15,550	798
Fortinet Inc *	2,700	196
Genpact Ltd	12,966	469
Hackett Group Inc/The	3,000	48
Ichor Holdings Ltd *	6,600	139
II-VI Inc *(A)	8,336	262
Inphi Corp *	14,004	614
Insight Enterprises Inc *	12,634	650
InterXion Holding NV *	10,400	767
j2 Global Inc	13,495	1,137
KEMET Corp	17,900	285
Keysight Technologies Inc *	4,100	308
Kulicke & Soffa Industries Inc	22,800	442
Lattice Semiconductor Corp *	10,119	130
Leidos Holdings Inc	2,600	196
Limelight Networks Inc *	158,243	487
Littelfuse Inc	1,150	188

468	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
LivePerson Inc *	4,515	$126
LiveRamp Holdings Inc *	14,495	745
Manhattan Associates Inc *	2,395	157
ManTech International Corp/VA, Cl A	2,300	141
MAXIMUS Inc	20,277	1,445
Methode Electronics Inc	13,200	325
MicroStrategy Inc, Cl A *	900	120
Model N Inc *	3,100	56
MongoDB Inc, Cl A *	690	97
Monolithic Power Systems Inc	1,830	213
Monotype Imaging Holdings Inc	5,400	88
MTS Systems Corp	1,400	76
Napco Security Technologies Inc *	6,424	172
National Instruments Corp	5,700	220
New Relic Inc *	6,490	651
NIC Inc	7,600	121
Nova Measuring Instruments *	5,950	151
Novanta Inc *	5,540	443
NVE Corp	500	36
Paylocity Holding Corp *	1,774	178
PC Connection Inc	1,400	44
Pegasystems Inc	2,290	165
Perficient Inc *	31,711	965
Photronics Inc *	7,000	57
Progress Software Corp	4,000	164
Proofpoint Inc *	8,309	934
PROS Holdings Inc *	3,402	193
Q2 Holdings Inc *	15,119	1,107
QAD Inc, Cl A	1,400	60
Rapid7 Inc *	13,746	718
RingCentral Inc, Cl A *	6,402	767
Rogers Corp *	656	90
Sabre Corp	12,700	258
Sanmina Corp *	14,000	372
ScanSource Inc *	11,900	348
Semtech Corp *	12,040	480
SolarWinds Corp *(A)	27,038	473
SPS Commerce Inc *	2,713	277
SVMK Inc *	8,099	139
Switch Inc, Cl A (A)	59,652	738
Sykes Enterprises Inc *	16,200	401
Tech Data Corp *	7,600	689
Telaria Inc *	24,628	185
Trade Desk Inc/The, Cl A *	647	129
TTM Technologies Inc *	28,300	241
Tucows Inc, Cl A *	900	53
Tyler Technologies Inc *	2,234	477
Universal Display Corp	716	105
Upland Software Inc *	3,426	160
Verint Systems Inc *	7,278	413
Verra Mobility Corp *	11,676	163
ViaSat Inc *	1,910	166

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Viavi Solutions Inc *	97,616	$1,176
Vishay Intertechnology Inc (A)	23,300	355
Vishay Precision Group Inc *	10,200	365
Workiva Inc, Cl A *	3,723	207
Xperi Corp	4,600	97
Zendesk Inc *	8,618	726
Zix Corp *	12,705	114
Zscaler Inc *	1,706	117

		44,315

Materials — 3.2%
Balchem Corp	2,100	190
Boise Cascade Co	17,500	388
Cabot Corp	9,000	359
Carpenter Technology Corp	13,645	553
Domtar Corp	7,600	320
Ferroglobe *(C)	55,400	—
Greif Inc, Cl A	17,700	627
Hawkins Inc	1,400	50
Ingevity Corp *	3,340	293
Kronos Worldwide Inc (A)	20,500	259
Louisiana-Pacific Corp	14,600	333
Materion Corp	4,241	256
Minerals Technologies Inc	9,002	468
Owens-Illinois Inc	19,700	315
PolyOne Corp	15,815	397
Rayonier Advanced Materials Inc (A)	34,300	224
Resolute Forest Products Inc *	48,200	310
Royal Gold Inc	3,200	282
Schnitzer Steel Industries Inc, Cl A	24,500	517
Schweitzer-Mauduit International Inc	8,200	257
Sensient Technologies Corp	9,525	645
Silgan Holdings Inc	32,548	944
Tredegar Corp	3,000	47
Trinseo SA	11,200	413

		8,447

Real Estate — 8.4%
Acadia Realty Trust ‡	28,685	785
Agree Realty Corp ‡(A)	8,799	589
Alexander’s Inc ‡	200	74
American Assets Trust Inc ‡	17,750	806
Americold Realty Trust ‡(A)	62,065	1,943
Apartment Investment & Management Co, Cl A	6,603	330
Armada Hoffler Properties Inc ‡	5,800	96
Ashford Hospitality Trust Inc ‡	51,500	230
Braemar Hotels & Resorts Inc ‡	21,200	221
Camden Property Trust ‡	3,300	341
CareTrust Inc ‡	6,624	161
CBL & Associates Properties Inc ‡(A)	25,200	21
Chatham Lodging Trust ‡	24,000	457

SEI Institutional Investments Trust / Annual Report / May 31, 2019	469

SCHEDULE OF INVESTMENTS

May 31, 2019

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
City Office REIT Inc ‡	4,800	$57
Columbia Property Trust Inc ‡	30,840	659
CoreCivic Inc ‡	22,000	482
CorEnergy Infrastructure Trust Inc ‡(A)	12,300	475
DiamondRock Hospitality Co ‡	31,700	314
EastGroup Properties Inc ‡	1,100	122
EPR Properties ‡	4,000	312
Equity Commonwealth *‡	14,520	473
Equity LifeStyle Properties Inc ‡	3,000	365
Franklin Street Properties Corp ‡	45,400	329
Getty Realty Corp ‡	3,400	105
Gladstone Commercial Corp ‡	3,900	82
Global Net Lease Inc ‡	23,400	431
Healthcare Realty Trust Inc ‡	32,760	1,056
Hersha Hospitality Trust, Cl A ‡	11,600	198
Highwoods Properties Inc ‡	22,685	995
Hospitality Properties Trust ‡	32,500	808
Independence Realty Trust Inc ‡	9,700	106
Industrial Logistics Properties Trust ‡	15,494	292
Investors Real Estate Trust ‡	1,240	72
Jernigan Capital Inc ‡	7,600	160
Kite Realty Group Trust ‡	26,500	403
Life Storage Inc ‡	1,400	135
LTC Properties Inc ‡	3,400	152
Marcus & Millichap Inc *	1,600	49
Medical Properties Trust Inc ‡	35,886	638
Monmouth Real Estate Investment Corp, Cl A ‡	5,800	81
National Storage Affiliates Trust ‡	400	12
NexPoint Residential Trust Inc ‡	2,968	119
Office Properties Income Trust ‡	8,554	205
Outfront Media Inc ‡	22,500	555
Pebblebrook Hotel Trust ‡(A)	20,144	561
Piedmont Office Realty Trust Inc, Cl A ‡	11,400	232
Preferred Apartment Communities Inc, Cl A ‡	15,000	235
PS Business Parks Inc ‡	1,600	257
Realogy Holdings Corp (A)	16,700	118
Retail Properties of America Inc, Cl A ‡	13,200	157
Retail Value Inc ‡	1,800	57
Rexford Industrial Realty Inc ‡	18,585	702
RLJ Lodging Trust ‡	200	3
RMR Group Inc/The	1,100	53
RPT Realty ‡	5,900	72
Sabra Health Care ‡	13,200	255
Saul Centers Inc ‡	1,300	70
SITE Centers Corp ‡	19,600	250
Spirit Realty Capital Inc ‡	2,300	98
Summit Hotel Properties Inc ‡	27,500	314
Sun Communities Inc ‡	2,900	366
Sunstone Hotel Investors Inc ‡	44,365	595
Terreno Realty Corp ‡	22,060	1,008
Tier Inc ‡	5,400	145

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
UMH Properties Inc ‡	4,100	$55
Uniti Group Inc ‡(A)	32,300	310
Universal Health Realty Income Trust ‡	1,300	107
Urstadt Biddle Properties Inc, Cl A ‡	4,000	88
Whitestone REIT, Cl B ‡	3,500	44

		22,448

Utilities — 4.1%
ALLETE Inc	11,860	971
American States Water Co	200	15
Atmos Energy Corp	3,200	326
Black Hills Corp	9,685	738
Chesapeake Utilities Corp	6,325	574
Hawaiian Electric Industries Inc	500	21
IDACORP Inc	9,929	996
MDU Resources Group Inc	8,400	207
Middlesex Water Co	1,600	95
National Fuel Gas Co	15,800	842
New Jersey Resources Corp	5,400	256
NorthWestern Corp	9,200	653
NRG Energy Inc	7,900	269
OGE Energy Corp	4,600	191
ONE Gas Inc	12,175	1,066
Pinnacle West Capital Corp	3,400	319
PNM Resources Inc	16,790	791
Portland General Electric Co	19,400	1,026
South Jersey Industries Inc	18,015	568
Southwest Gas Holdings Inc	3,100	264
Spire Inc	3,500	292
UGI Corp	5,800	299
Unitil Corp	1,800	102
York Water Co/The	1,100	38

		10,919

Total Common Stock (Cost $238,728) ($ Thousands)		256,484

	Number of Rights

RIGHTS — 0.0%
Media General Inc CVR ‡‡(C)	1,155	–

Allos Therapeutics ‡‡	81,300	–

Total Rights (Cost $—) ($ Thousands)		–

470	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 7.6%
SEI Liquidity Fund, L.P.
2.440% **†(D)	20,292,394	$20,292

Total Affiliated Partnership (Cost $20,291) ($ Thousands)		20,292

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 4.2%
SEI Daily Income Trust, Government Fund,
Cl F 2.190%**†	11,271,412	$11,271

Total Cash Equivalent (Cost $11,271) ($ Thousands)		11,271

Total Investments in Securities — 107.9% (Cost $270,290) ($ Thousands)		$288,047

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Russell 2000 Index E-MINI	29	Jun-2019	$2,183	$2,127	$(56)

Percentages are based on Net Assets of $267,012 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2019.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019 was $19,558 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2019, such securities amounted to $891 ($ Thousands), or 0.3% of the net assets of the Fund.
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $20,292 ($ Thousands).

Cl — Class

CVR — Contingent Value Rights

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

REIT — Real Estate investment Trust

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock	$256,484	$–	$–	$256,484
Rights	–	–	–	–
Affiliated Partnership	–	20,292	–	20,292
Cash Equivalent	11,271	–	–	11,271

Total Investments in Securities	$267,755	$20,292	$–	$288,047

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(56)	$–	$–	$(56)

Total Investments in Securities	$(56)	$–	$–	$(56)

^

A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	471

SCHEDULE OF INVESTMENTS

May 31, 2019

Small Cap Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$41,302	$ 90,027	$(111,055)	$19	$(1)	$20,292	20,292,394	$103	$—
SEI Daily Income Trust, Government Fund, Cl F	14,209	130,972	(133,910)	—	—	11,271	11,271,412	208	—

Totals	$55,511	$220,999	$(244,965)	$19	$(1)	$31,563	31,563,806	$311	$—

The accompanying notes are an integral part of the financial statements.

472	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SCHEDULE OF INVESTMENTS

May 31, 2019

Extended Market Index Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.7%

Communication Services — 4.5%
AMC Entertainment Holdings Inc, Cl A (A)	11,994	$144
AMC Networks Inc, Cl A *	9,260	489
ATN International Inc	2,267	133
Boingo Wireless Inc *	9,200	174
Cable One Inc	900	1,005
Care.com Inc *	3,200	46
Cargurus Inc, Cl A *(A)	9,400	321
Cars.com Inc *(A)	15,200	322
Central European Media Enterprises Ltd, Cl A *	23,106	85
Cincinnati Bell Inc *	9,904	63
Cinemark Holdings Inc	20,940	796
Clear Channel Outdoor Holdings Inc, Cl A *	6,796	35
Cogent Communications Holdings Inc	8,304	486
Consolidated Communications Holdings Inc	13,612	54
Daily Journal Corp *	100	21
Emerald Expositions Events Inc	5,700	67
Entercom Communications Corp, Cl A	30,782	178
Entravision Communications Corp, Cl A	14,200	42
Eros International PLC *(A)	5,900	46
EW Scripps Co/The, Cl A	8,496	129
Frontier Communications Corp *(A)	17,073	32
Gannett Co Inc	18,500	145
GCI Liberty Inc *	19,647	1,141
Glu Mobile Inc *	25,600	204
Gogo Inc *(A)	13,900	68
Gray Television Inc *	17,800	307
Hemisphere Media Group Inc, Cl A *	3,500	47
IAC/InterActiveCorp *	14,921	3,295
IMAX Corp *	11,800	257
Intelsat SA *(A)	8,900	161
Iridium Communications Inc *	19,946	427
John Wiley & Sons Inc, Cl A	9,572	400
Liberty Broadband Corp, Cl A *	5,083	496
Liberty Broadband Corp, Cl C *	21,368	2,097
Liberty Latin America Ltd, Cl A *	8,300	142
Liberty Latin America Ltd, Cl C *	21,800	375
Liberty Media Corp-Liberty Braves, Cl A *	1,803	48
Liberty Media Corp-Liberty Braves, Cl C *	6,565	175
Liberty Media Corp-Liberty Formula One, Cl A *	4,508	164
Liberty Media Corp-Liberty Formula One, Cl C *	38,342	1,431
Liberty Media Corp-Liberty SiriusXM, Cl A *	16,435	592
Liberty Media Corp-Liberty SiriusXM, Cl C *	32,170	1,163
Liberty TripAdvisor Holdings Inc, Cl A *	13,392	143
Lions Gate Entertainment Corp, Cl A (A)	9,155	135
Lions Gate Entertainment Corp, Cl B	19,675	271
Live Nation Entertainment Inc *	27,103	1,648
LiveXLive Media Inc *	5,200	20
Loral Space & Communications Inc *	2,700	92

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Madison Square Garden Co/The, Cl A *	3,779	$1,118
Marcus Corp/The	4,061	142
Match Group Inc (A)	10,000	686
MDC Partners Inc, Cl A *	8,576	24
Meet Group Inc/The *	10,200	39
Meredith Corp (A)	7,444	385
MSG Networks Inc *	11,940	252
National CineMedia Inc	15,007	98
New Media Investment Group Inc	8,900	82
New York Times Co/The, Cl A	27,682	881
Nexstar Media Group Inc, Cl A	9,244	926
NII Holdings Inc *	17,100	32
Ooma Inc *	6,900	80
ORBCOMM Inc *	12,086	81
pdvWireless Inc *	2,000	97
QuinStreet Inc *	9,586	147
Reading International Inc, Cl A *	3,800	50
Rosetta Stone Inc *	5,200	128
Saga Communications Inc, Cl A	593	17
Scholastic Corp	5,667	188
Shenandoah Telecommunications Co	9,304	374
Sinclair Broadcast Group Inc, Cl A	12,711	682
Sirius XM Holdings Inc (A)	341,481	1,813
Spok Holdings Inc	4,132	64
Sprint Corp *(A)	138,390	951
TechTarget Inc *	4,700	89
TEGNA Inc	45,700	692
Telephone & Data Systems Inc	20,555	592
T-Mobile US Inc *	61,505	4,517
Tribune Media Co, Cl A	18,400	852
Tribune Publishing Co *	4,100	40
TrueCar Inc *	13,700	89
United States Cellular Corp *	2,952	129
Vonage Holdings Corp *	46,720	553
WideOpenWest Inc *	5,500	41
World Wrestling Entertainment Inc, Cl A (A)	8,734	635
Yelp Inc, Cl A *	17,198	528
Zayo Group Holdings Inc *	44,900	1,468
Zillow Group Inc, Cl A *	10,691	453
Zillow Group Inc, Cl C *(A)	23,782	1,023
Zynga Inc, Cl A *	155,174	976

		42,126

Consumer Discretionary — 11.1%
1-800-Flowers.com Inc, Cl A *	7,300	133
Aaron’s Inc	13,116	699
Abercrombie & Fitch Co, Cl A	14,600	253
Acushnet Holdings Corp (A)	8,600	202
Adient PLC	18,200	314
Adtalem Global Education Inc *	10,781	474
American Axle & Manufacturing Holdings Inc *	19,898	201

SEI Institutional Investments Trust / Annual Report / May 31, 2019	473

SCHEDULE OF INVESTMENTS

May 31, 2019

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
American Eagle Outfitters Inc	33,022	$575
American Outdoor Brands Corp *	12,383	104
American Public Education Inc *	2,727	76
America’s Car-Mart Inc/TX *	850	73
Aramark	50,400	1,753
Asbury Automotive Group Inc *	4,498	334
Ascena Retail Group Inc *	33,727	35
At Home Group Inc *	8,700	166
AutoNation Inc *	11,100	438
Barnes & Noble Education Inc *	5,894	19
Barnes & Noble Inc	12,727	56
Bassett Furniture Industries Inc	2,700	40
BBX Capital Corp, Cl A	12,600	52
Beazer Homes USA Inc *	7,161	65
Bed Bath & Beyond Inc (A)	26,200	332
Big 5 Sporting Goods Corp	4,423	9
Big Lots Inc	8,446	233
Biglari Holdings Inc, Cl A *	18	9
Biglari Holdings Inc, Cl B *	182	16
BJ’s Restaurants Inc	4,642	194
Bloomin’ Brands Inc	16,050	310
Boot Barn Holdings Inc *	7,200	188
Boyd Gaming Corp	17,545	420
Bright Horizons Family Solutions Inc *	11,335	1,554
Brinker International Inc (A)	8,482	319
Brunswick Corp/DE	16,983	704
Buckle Inc/The	4,851	73
Burlington Stores Inc *	13,500	2,114
Caesars Entertainment Corp *(A)	114,208	1,004
Caleres Inc	8,576	162
Callaway Golf Co	17,606	259
Camping World Holdings Inc, Cl A (A)	7,000	74
Career Education Corp *	16,254	305
Carriage Services Inc, Cl A	2,006	37
Carrols Restaurant Group Inc *	7,900	67
Carter’s Inc	8,970	754
Carvana Co, Cl A *	7,100	411
Cato Corp/The, Cl A	6,296	78
Cavco Industries Inc *	1,831	263
Century Casinos Inc *	4,000	35
Century Communities Inc *	4,200	112
Cheesecake Factory Inc/The (A)	9,323	403
Chegg Inc *	20,400	764
Chico’s FAS Inc	26,951	91
Children’s Place Inc/The (A)	3,433	318
Choice Hotels International Inc	6,877	566
Churchill Downs Inc	6,831	673
Chuy’s Holdings Inc *	2,335	52
Citi Trends Inc	3,097	42
Clarus Corp	5,100	65
Columbia Sportswear Co	6,544	614
Conn’s Inc *	3,909	70

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Container Store Group Inc/The *	1,600	$11
Cooper Tire & Rubber Co	9,532	263
Cooper-Standard Holdings Inc *	3,300	128
Core-Mark Holding Co Inc	9,436	348
Cracker Barrel Old Country Store Inc (A)	3,544	557
Crocs Inc *	11,403	220
Culp Inc	2,861	49
Dana Inc	28,898	422
Dave & Buster’s Entertainment Inc (A)	8,500	423
Deckers Outdoor Corp *	5,904	898
Del Frisco’s Restaurant Group Inc *	3,900	27
Del Taco Restaurants Inc *	4,500	49
Denny’s Corp *	14,463	285
Designer Brands Inc, Cl A	12,192	221
Dick’s Sporting Goods Inc (A)	14,835	512
Dillard’s Inc, Cl A (A)	2,562	145
Dine Brands Global Inc (A)	3,272	309
Domino’s Pizza Inc	8,458	2,364
Dorman Products Inc *	5,340	436
Drive Shack Inc *	5,800	26
Duluth Holdings Inc, Cl B *	2,900	43
Dunkin’ Brands Group Inc	16,030	1,190
Eastman Kodak Co *(A)	2,100	5
El Pollo Loco Holdings Inc *	3,900	41
Eldorado Resorts Inc *	12,600	620
Ethan Allen Interiors Inc	5,276	112
Etsy Inc *	24,300	1,514
Everi Holdings Inc *	12,900	144
Express Inc *	14,962	45
Extended Stay America Inc	36,100	619
Fiesta Restaurant Group Inc *	2,905	41
Five Below Inc *	10,805	1,391
Flexsteel Industries Inc	1,700	29
Floor & Decor Holdings Inc, Cl A *(A)	11,100	394
Fossil Group Inc *(A)	8,500	83
Fox Factory Holding Corp *	6,500	436
Francesca’s Holdings Corp *(A)	8,224	4
frontdoor Inc *	16,150	649
Funko Inc, Cl A *	4,400	91
Gaia Inc, Cl A *	2,200	16
GameStop Corp, Cl A (A)	21,400	162
Garrett Motion Inc *	14,500	223
Genesco Inc *	4,069	183
Gentex Corp	52,490	1,121
Gentherm Inc *	7,748	290
G-III Apparel Group Ltd *	8,106	209
GNC Holdings Inc, Cl A *(A)	13,278	19
Golden Entertainment Inc *	2,100	27
Goodyear Tire & Rubber Co/The	46,000	617
GoPro Inc, Cl A *	21,400	135
Graham Holdings Co, Cl B	800	544
Grand Canyon Education Inc *	9,215	1,104

474	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Green Brick Partners Inc *	6,200	$54
Group 1 Automotive Inc	3,535	255
Groupon Inc, Cl A *	79,941	282
GrubHub Inc *(A)	18,000	1,173
Guess? Inc	11,317	183
Habit Restaurants Inc/The, Cl A *	1,600	16
Hamilton Beach Brands Holding Co, Cl A	2,010	35
Haverty Furniture Cos Inc	4,363	76
Helen of Troy Ltd *	4,848	648
Hibbett Sports Inc *	4,012	89
Hilton Grand Vacations Inc *	18,370	467
Hooker Furniture Corp	2,700	72
Houghton Mifflin Harcourt Co *	18,000	101
Hovnanian Enterprises Inc, Cl A *	688	7
Hudson Ltd, Cl A *	7,500	102
Hyatt Hotels Corp, Cl A	7,427	536
Installed Building Products Inc *	5,200	267
International Game Technology PLC (A)	21,600	281
International Speedway Corp, Cl A	4,298	192
iRobot Corp *(A)	5,302	462
J Alexander’s Holdings Inc *	2,756	29
Jack in the Box Inc	5,321	443
JC Penney Co Inc *(A)	61,395	52
Johnson Outdoors Inc, Cl A	700	52
K12 Inc *	8,088	247
KB Home	18,185	457
Kirkland’s Inc *	2,028	8
Kontoor Brands Inc *	9,200	270
Lands’ End Inc *	4,362	54
Las Vegas Sands Corp	71,504	3,933
Laureate Education Inc, Cl A *	16,200	260
La-Z-Boy Inc, Cl Z	8,926	287
LCI Industries	4,949	410
Lear Corp	12,671	1,508
LGI Homes Inc *(A)	4,400	300
Liberty Expedia Holdings Inc, Cl A *	11,731	484
Lifetime Brands Inc	3,300	26
Lindblad Expeditions Holdings Inc *	4,100	67
Liquidity Services Inc *	2,222	12
Lithia Motors Inc, Cl A	4,589	524
Lovesac Co/The *	2,200	79
Lululemon Athletica Inc *	19,200	3,179
Lumber Liquidators Holdings Inc *(A)	4,026	39
M/I Homes Inc *	5,394	148
Malibu Boats Inc, Cl A *	4,600	165
MarineMax Inc *	3,996	62
Marriott Vacations Worldwide Corp	8,072	726
MasterCraft Boat Holdings Inc *	5,000	99
MDC Holdings Inc	9,415	296
Meritage Homes Corp *	7,811	391
Michaels Cos Inc/The *	22,100	201
Modine Manufacturing Co *	9,874	127

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Monarch Casino & Resort Inc *	1,200	$52
Monro Inc (A)	5,928	472
Motorcar Parts of America Inc *(A)	3,700	66
Movado Group Inc	2,720	70
Murphy USA Inc *	6,300	506
Nathan’s Famous Inc	900	61
National Vision Holdings Inc *	13,400	365
Nautilus Inc *	6,200	17
Noodles & Co, Cl A *	700	5
NVR Inc *	640	2,049
Office Depot Inc	107,247	210
Ollie’s Bargain Outlet Holdings Inc *	9,800	967
Overstock.com Inc *(A)	3,100	30
Oxford Industries Inc	2,854	203
Papa John’s International Inc (A)	4,642	225
Party City Holdco Inc *	10,300	81
Penn National Gaming Inc *	23,273	439
Penske Automotive Group Inc (A)	7,288	311
PetMed Express Inc (A)	3,796	66
Pier 1 Imports Inc *(A)	18,189	11
Planet Fitness Inc, Cl A *	17,500	1,338
PlayAGS Inc *	3,100	59
Polaris Industries Inc	11,507	919
Pool Corp	8,070	1,451
Potbelly Corp *	5,900	30
Quotient Technology Inc *	12,000	127
Qurate Retail Inc *	85,022	1,065
RCI Hospitality Holdings Inc	2,800	46
Red Robin Gourmet Burgers Inc *	2,967	76
Red Rock Resorts Inc, Cl A	13,800	288
Regis Corp *	6,527	122
Rent-A-Center Inc/TX, Cl A *	9,840	235
RH*(A)	4,011	342
Roku Inc, Cl A *(A)	8,300	750
Ruth’s Hospitality Group Inc	5,172	118
Sally Beauty Holdings Inc *(A)	23,591	358
Scientific Games Corp, Cl A *(A)	10,962	209
SeaWorld Entertainment Inc *	10,500	336
Service Corp International/US	35,589	1,561
ServiceMaster Global Holdings Inc *	28,000	1,512
Shake Shack Inc, Cl A *	4,900	301
Shoe Carnival Inc (A)	2,076	53
Shutterfly Inc *	6,725	319
Shutterstock Inc	3,297	125
Signet Jewelers Ltd	11,400	215
Six Flags Entertainment Corp	14,758	728
Skechers U.S.A. Inc, Cl A *	27,546	769
Skyline Champion Corp	8,700	203
Sleep Number Corp *	6,909	240
Sonic Automotive Inc, Cl A	5,064	88
Sotheby’s*(A)	6,661	225
Speedway Motorsports Inc	1,635	30

SEI Institutional Investments Trust / Annual Report / May 31, 2019	475

SCHEDULE OF INVESTMENTS

May 31, 2019

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sportsman’s Warehouse Holdings Inc *	5,400	$20
Stamps.com Inc *	3,555	119
Standard Motor Products Inc	3,966	168
Steven Madden Ltd	18,151	549
Stoneridge Inc *	5,930	154
Strategic Education Inc	4,487	790
Sturm Ruger & Co Inc	3,542	176
Superior Group of Cos Inc	2,000	32
Superior Industries International Inc	5,323	20
Tailored Brands Inc	10,068	53
Taylor Morrison Home Corp, Cl A *	23,000	459
Tempur Sealy International Inc *(A)	9,523	608
Tenneco Inc, Cl A	11,263	112
Tesla Inc *(A)	27,479	5,088
Texas Roadhouse Inc, Cl A	14,166	726
Thor Industries Inc	10,390	537
Tile Shop Holdings Inc	7,600	32
Tilly’s Inc, Cl A	843	7
Toll Brothers Inc	27,139	944
TopBuild Corp *	6,500	515
Tower International Inc	4,800	84
TRI Pointe Group Inc *	28,173	347
Tupperware Brands Corp	8,524	159
Unifi Inc *	2,480	47
Universal Electronics Inc *	3,887	153
Urban Outfitters Inc *	14,900	335
Vail Resorts Inc	8,112	1,745
Vera Bradley Inc *	2,470	27
Vista Outdoor Inc *	12,288	94
Visteon Corp *	5,865	261
Wayfair Inc, Cl A *(A)	11,600	1,670
Weight Watchers International Inc *	7,174	124
Wendy’s Co/The	35,775	658
Weyco Group Inc	263	7
William Lyon Homes, Cl A *	6,700	124
Williams-Sonoma Inc (A)	16,737	979
Wingstop Inc (A)	5,900	470
Winmark Corp	391	64
Winnebago Industries Inc	5,835	188
Wolverine World Wide Inc	17,696	494
Wyndham Destinations Inc	18,100	720
Wyndham Hotels & Resorts Inc	20,300	1,083
YETI Holdings Inc *	4,500	108
Yum China Holdings Inc	73,000	2,921
ZAGG Inc *	3,700	25
Zumiez Inc *	3,903	77

		104,300

Consumer Staples — 2.4%
22nd Century Group Inc *(A)	22,300	43
Alico Inc	143	4
Andersons Inc/The	5,399	147

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
B&G Foods Inc, Cl A (A)	11,811	$259
BJ’s Wholesale Club Holdings Inc *	24,200	605
Boston Beer Co Inc/The, Cl A *	1,783	560
Bunge Ltd	28,943	1,513
Calavo Growers Inc (A)	3,226	282
Cal-Maine Foods Inc	5,728	212
Casey’s General Stores Inc (A)	7,559	976
Central Garden & Pet Co, Cl A *	12,129	317
Chefs’ Warehouse Inc/The *	3,921	124
Coca-Cola Consolidated Inc	889	269
Craft Brew Alliance Inc *	1,600	22
Darling Ingredients Inc *	31,657	598
Dean Foods Co	18,050	20
Edgewell Personal Care Co *	10,345	295
elf Beauty Inc *	3,300	34
Energizer Holdings Inc (A)	12,445	509
Farmer Brothers Co *	900	17
Flowers Foods Inc	35,908	803
Fresh Del Monte Produce Inc	6,581	165
Freshpet Inc *	6,200	288
Hain Celestial Group Inc/The *(A)	20,360	415
Herbalife Nutrition Ltd *	22,844	954
Hostess Brands Inc, Cl A *	16,200	217
Ingles Markets Inc, Cl A	3,545	106
Ingredion Inc	13,865	1,056
Inter Parfums Inc	3,806	247
J&J Snack Foods Corp	3,264	525
John B Sanfilippo & Son Inc	1,519	116
Keurig Dr Pepper Inc	35,900	1,012
Lancaster Colony Corp	3,729	536
Landec Corp *	4,693	47
Limoneira Co	1,295	25
Medifast Inc	2,064	266
MGP Ingredients Inc (A)	2,300	138
National Beverage Corp (A)	2,352	106
Natural Grocers by Vitamin Cottage Inc *	1,085	11
Natural Health Trends Corp	2,100	21
Nature’s Sunshine Products Inc *	437	4
Nu Skin Enterprises Inc, Cl A	10,505	490
Oil-Dri Corp of America	1,010	30
Performance Food Group Co *	21,500	846
Pilgrim’s Pride Corp *	10,507	269
Post Holdings Inc *	12,769	1,342
PriceSmart Inc	4,023	196
Primo Water Corp *	4,100	47
Pyxus International Inc *(A)	2,800	50
Revlon Inc, Cl A *(A)	2,920	62
Rite Aid Corp *	10,111	77
Sanderson Farms Inc	3,941	539
Seaboard Corp	57	234
Seneca Foods Corp, Cl A *	2,462	61
Simply Good Foods Co/The *	11,600	249

476	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Smart & Final Stores Inc *	3,500	$23
SpartanNash Co	7,336	85
Spectrum Brands Holdings Inc (A)	8,302	437
Sprouts Farmers Market Inc *	24,200	485
Tootsie Roll Industries Inc	3,406	129
TreeHouse Foods Inc *	11,209	584
Turning Point Brands Inc	1,500	74
United Natural Foods Inc *	10,498	107
Universal Corp/VA	5,245	296
US Foods Holding Corp *	44,100	1,524
USANA Health Sciences Inc *	2,132	151
Vector Group Ltd	20,278	182
Village Super Market Inc, Cl A	1,962	52
WD-40 Co	2,786	436
Weis Markets Inc	1,704	64

		22,985

Energy — 2.9%
Abraxas Petroleum Corp *	16,494	16
Adams Resources & Energy Inc	300	10
Alta Mesa Resources Inc, Cl A *(A)	18,400	3
Antero Resources Corp *(A)	49,200	323
Apergy Corp *	15,600	484
Arch Coal Inc (A)	3,500	309
Archrock Inc	29,383	261
Ardmore Shipping Corp *	2,100	15
Basic Energy Services Inc *	1,800	3
Berry Petroleum Corp	10,500	113
Bonanza Creek Energy Inc *	4,100	80
C&J Energy Services Inc *	14,700	174
Cactus Inc, Cl A *	8,800	286
California Resources Corp *	7,500	121
Callon Petroleum Co *(A)	48,785	305
CARBO Ceramics Inc *	2,350	3
Carrizo Oil & Gas Inc *	17,309	176
Centennial Resource Development Inc/DE, Cl A *	38,500	304
Cheniere Energy Inc *	46,465	2,936
Chesapeake Energy Corp *(A)	212,947	409
Clean Energy Fuels Corp *	20,388	54
CNX Resources Corp *	41,400	320
CONSOL Energy Inc *	5,075	133
Continental Resources Inc/OK *	16,796	588
Covia Holdings Corp *	7,520	22
CVR Energy Inc	4,697	199
Delek US Holdings Inc	15,046	461
Denbury Resources Inc *(A)	96,500	139
DHT Holdings Inc	14,000	78
Diamond Offshore Drilling Inc *(A)	12,200	96
DMC Global Inc	3,400	230
Dorian LPG Ltd *	6,747	48
Dril-Quip Inc *	7,687	317

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Earthstone Energy Inc, Cl A *	8,700	$48
Energy Fuels Inc/Canada *	30,500	83
EQT Corp	49,500	906
Equitrans Midstream Corp	41,600	826
Era Group Inc *	2,093	15
Evolution Petroleum Corp	4,027	25
Exterran Corp *	7,541	104
Extraction Oil & Gas Inc *(A)	24,500	83
Forum Energy Technologies Inc *	20,705	79
Frank’s International NV *	20,900	119
Frontline Ltd/Bermuda *(A)	20,320	159
FTS International Inc *	4,300	26
GasLog Ltd	8,650	125
Golar LNG Ltd	17,702	322
Green Plains Inc	7,690	100
Gulfport Energy Corp *	33,781	185
Halcon Resources Corp *(A)	27,800	6
Helix Energy Solutions Group Inc *	29,969	203
HighPoint Resources Corp *	19,564	37
Independence Contract Drilling Inc *	10,200	20
International Seaways Inc *	5,366	95
Jagged Peak Energy Inc *	13,700	114
Keane Group Inc *	13,900	102
KLX Energy Services Holdings Inc *	3,786	75
Kosmos Energy Ltd	46,475	286
Laredo Petroleum Inc *	29,589	78
Liberty Oilfield Services Inc, Cl A	10,800	138
Mammoth Energy Services Inc	2,721	29
Matador Resources Co *(A)	19,800	325
Matrix Service Co *	4,781	87
McDermott International Inc *(A)	35,675	215
Montage Resources Corp *	253	2
Murphy Oil Corp	31,200	775
Nabors Industries Ltd	69,562	164
NACCO Industries Inc, Cl A	1,005	50
Natural Gas Services Group Inc *	3,044	46
NCS Multistage Holdings Inc *	100	—
Newpark Resources Inc *	18,020	126
Nine Energy Service Inc *	1,500	25
Noble Corp plc *	51,900	101
Nordic American Tankers Ltd	16,977	35
Northern Oil and Gas Inc *	49,800	99
Oasis Petroleum Inc *	55,797	290
Oceaneering International Inc *	20,846	342
Oil States International Inc *	11,199	186
Overseas Shipholding Group Inc, Cl A *	8,900	13
Panhandle Oil and Gas Inc, Cl A	3,182	42
Par Pacific Holdings Inc *	6,786	133
Parsley Energy Inc, Cl A *	52,500	936
Patterson-UTI Energy Inc	44,122	469
PBF Energy Inc, Cl A	24,277	641
PDC Energy Inc *	12,293	375

SEI Institutional Investments Trust / Annual Report / May 31, 2019	477

SCHEDULE OF INVESTMENTS

May 31, 2019

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Peabody Energy Corp	15,500	$365
Penn Virginia Corp *	2,900	88
Pioneer Energy Services Corp *	9,836	3
ProPetro Holding Corp *	16,000	311
QEP Resources Inc *	44,300	306
Range Resources Corp	40,800	319
Renewable Energy Group Inc *	6,900	108
REX American Resources Corp *	1,300	88
RigNet Inc *	1,441	12
Ring Energy Inc *	10,100	36
RPC Inc (A)	10,999	82
SandRidge Energy Inc *	7,100	49
Scorpio Tankers Inc	7,494	195
SEACOR Holdings Inc *	3,374	140
SEACOR Marine Holdings Inc *	3,391	47
Select Energy Services Inc, Cl A *	12,200	131
SemGroup Corp, Cl A (A)	17,444	220
Ship Finance International Ltd	19,676	244
SM Energy Co	20,713	241
Smart Sand Inc *(A)	4,700	16
Solaris Oilfield Infrastructure Inc, Cl A	5,400	77
Southwestern Energy Co *	121,400	436
SRC Energy Inc *	43,962	208
Superior Energy Services Inc *	26,860	43
Talos Energy Inc *	4,900	114
Targa Resources Corp	45,859	1,764
Teekay Corp (A)	18,654	60
Teekay Tankers Ltd, Cl A *	18,023	20
Tellurian Inc *(A)	21,300	164
TETRA Technologies Inc *	16,405	25
Tidewater Inc *	4,600	98
Transocean Ltd *(A)	99,334	616
Ultra Petroleum Corp *(A)	39,500	15
Unit Corp *	9,995	96
Uranium Energy Corp *	51,500	70
US Silica Holdings Inc	15,626	162
W&T Offshore Inc *	15,938	67
Whiting Petroleum Corp *(A)	16,940	311
World Fuel Services Corp	12,941	377
WPX Energy Inc *	78,800	848

		27,453

Financials — 15.7%
1st Source Corp	4,158	182
ACNB Corp	900	32
AG Mortgage Investment Trust Inc ‡	2,988	46
AGNC Investment Corp ‡	104,821	1,719
Alleghany Corp *	2,867	1,902
Allegiance Bancshares Inc *	2,100	68
Ally Financial Inc	81,900	2,364
Ambac Financial Group Inc *	8,400	128
American Equity Investment Life Holding Co	17,078	483

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
American Financial Group Inc/OH	13,953	$1,370
American National Bankshares Inc	1,206	42
American National Insurance Co	1,331	151
Ameris Bancorp	7,852	277
AMERISAFE Inc	3,933	234
Ames National Corp	1,097	29
Annaly Capital Management Inc ‡	278,659	2,455
Anworth Mortgage Asset Corp	20,368	77
Apollo Commercial Real Estate Finance Inc	26,819	493
Arbor Realty Trust Inc ‡(A)	17,902	220
Arch Capital Group Ltd *	78,108	2,689
Ares Commercial Real Estate Corp	4,800	70
Argo Group International Holdings Ltd	6,816	480
Arlington Asset Investment Corp, Cl A	3,412	23
ARMOUR Residential REIT Inc ‡	7,624	133
Arrow Financial Corp	2,251	72
Artisan Partners Asset Management Inc, Cl A	8,800	208
Associated Banc-Corp	31,036	615
Assured Guaranty Ltd	20,287	829
Athene Holding Ltd, Cl A *	33,000	1,341
Atlantic Capital Bancshares Inc *	4,300	70
Atlantic Union Bankshares Corp	14,682	474
AXA Equitable Holdings Inc	47,700	980
Axis Capital Holdings Ltd	17,068	1,017
Axos Financial Inc *(A)	11,936	326
B. Riley Financial Inc	2,800	56
Banc of California Inc	8,800	116
BancFirst Corp	3,650	191
Banco Latinoamericano de Comercio Exterior SA, Cl E	5,312	106
Bancorp Inc/The *	10,004	89
BancorpSouth Bank	18,682	506
Bank of Hawaii Corp	8,724	660
Bank of Marin Bancorp	1,814	73
Bank of NT Butterfield & Son Ltd/The	10,900	360
Bank OZK	23,170	670
BankFinancial Corp	4,897	68
BankUnited Inc	20,096	653
Bankwell Financial Group Inc	300	9
Banner Corp	6,251	315
Bar Harbor Bankshares	2,850	67
Baycom Corp *	2,800	61
Berkshire Hills Bancorp Inc	8,091	236
BGC Partners Inc, Cl A	57,136	269
Blackstone Mortgage Trust Inc, Cl A ‡	21,800	769
Blucora Inc *	10,529	326
BOK Financial Corp	6,982	523
Boston Private Financial Holdings Inc	17,215	176
Bridge Bancorp Inc	3,412	95
Bridgewater Bancshares Inc *	6,100	67
Brighthouse Financial Inc *	22,900	813
BrightSphere Investment Group PLC	15,300	164

478	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Brookline Bancorp Inc	14,374	$206
Brown & Brown Inc	47,752	1,508
Bryn Mawr Bank Corp	4,522	165
Business First Bancshares Inc	1,800	44
Byline Bancorp Inc *	3,200	60
C&F Financial Corp	300	14
Cadence BanCorp, Cl A	25,814	478
Cambridge Bancorp	700	58
Camden National Corp	3,058	130
Cannae Holdings Inc *	14,962	380
Capital City Bank Group Inc	2,861	67
Capitol Federal Financial Inc	26,187	348
Capstead Mortgage Corp ‡	18,718	148
Carolina Financial Corp	3,500	116
Cathay General Bancorp	15,415	519
CBTX Inc	3,600	98
CenterState Bank Corp	26,108	572
Central Pacific Financial Corp	6,810	189
Central Valley Community Bancorp	1,500	29
Century Bancorp Inc/MA, Cl A	300	27
Chemical Financial Corp	13,649	517
Cherry Hill Mortgage Investment Corp	5,700	93
Chimera Investment Corp ‡	39,365	718
CIT Group Inc	20,061	954
Citizens & Northern Corp	1,840	51
Citizens Inc/TX, Cl A *	7,833	50
City Holding Co	2,885	211
Civista Bancshares Inc	1,900	41
CNA Financial Corp	5,975	269
CNB Financial Corp/PA	2,048	51
CNO Financial Group Inc	31,225	491
Codorus Valley Bancorp Inc	1,852	39
Cohen & Steers Inc (A)	3,936	202
Colony Credit Real Estate Inc ‡	16,100	245
Columbia Banking System Inc	15,729	525
Columbia Financial Inc *	9,500	145
Commerce Bancshares Inc/MO	20,517	1,176
Community Bank System Inc	10,151	627
Community Trust Bancorp Inc	3,393	134
ConnectOne Bancorp Inc	6,383	134
Cowen Inc, Cl A *	3,630	55
Crawford & Co, Cl B	3,520	29
Credit Acceptance Corp *(A)	2,212	1,010
Cullen/Frost Bankers Inc	10,905	995
Curo Group Holdings Corp *	2,300	22
Customers Bancorp Inc *	7,470	147
CVB Financial Corp	22,479	462
Diamond Hill Investment Group Inc	554	80
Dime Community Bancshares Inc	5,583	99
Donnelley Financial Solutions Inc *	4,957	61
Dynex Capital Inc	6,593	36
Eagle Bancorp Inc	6,806	361

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
East West Bancorp Inc	29,466	$1,259
Eaton Vance Corp	21,425	819
eHealth Inc *	4,174	295
EMC Insurance Group Inc	1,050	38
Employers Holdings Inc	7,074	294
Encore Capital Group Inc *	5,075	174
Enova International Inc *	5,566	119
Enstar Group Ltd *	2,251	370
Enterprise Bancorp Inc/MA	1,148	32
Enterprise Financial Services Corp	4,749	186
Equity Bancshares Inc, Cl A *	1,600	40
Erie Indemnity Co, Cl A	5,087	1,082
Essent Group Ltd *	18,500	869
Evercore Inc, Cl A	8,476	655
Exantas Capital Corp ‡	7,276	79
EZCORP Inc, Cl A *(A)	7,457	65
FactSet Research Systems Inc (A)	7,686	2,138
Farmers & Merchants Bancorp Inc/Archbold OH	1,800	53
Farmers National Banc Corp	4,900	66
FB Financial Corp	3,100	108
FBL Financial Group Inc, Cl A	1,682	104
Federal Agricultural Mortgage Corp, Cl C	1,988	136
Federated Investors Inc, Cl B	18,970	579
FedNat Holding Co	1,300	18
FGL Holdings	27,200	216
Fidelity National Financial Inc	53,558	2,065
Fidelity Southern Corp	3,513	99
Financial Institutions Inc	3,243	88
First American Financial Corp	22,672	1,171
First Bancorp Inc/ME	3,052	77
First BanCorp/Puerto Rico	46,316	461
First Bancorp/Southern Pines NC	6,545	232
First Bancshares Inc/The	2,600	77
First Busey Corp	7,792	193
First Business Financial Services Inc	1,000	23
First Citizens BancShares Inc/NC, Cl A	1,491	626
First Commonwealth Financial Corp	22,901	288
First Community Bankshares Inc	4,442	146
First Defiance Financial Corp	4,584	124
First Financial Bancorp	17,633	394
First Financial Bankshares Inc (A)	13,556	768
First Financial Corp/IN	1,612	61
First Foundation Inc	5,100	67
First Hawaiian Inc	24,700	615
First Horizon National Corp	65,657	880
First Internet Bancorp	1,100	22
First Interstate BancSystem Inc, Cl A	5,691	210
First Merchants Corp	10,333	344
First Mid Bancshares Inc	2,100	70
First Midwest Bancorp Inc/IL	23,142	451
First Northwest Bancorp	3,500	56

SEI Institutional Investments Trust / Annual Report / May 31, 2019	479

SCHEDULE OF INVESTMENTS

May 31, 2019

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
First of Long Island Corp/The	4,995	$107
FirstCash Inc	8,520	807
Flagstar Bancorp Inc	4,600	145
Flushing Financial Corp	6,070	128
FNB Corp/PA	67,889	747
Focus Financial Partners Inc, Cl A *	6,500	182
Franklin Financial Network Inc	2,800	74
Fulton Financial Corp	31,812	501
GAIN Capital Holdings Inc (A)	5,300	21
GAMCO Investors Inc, Cl A	1,931	33
Genworth Financial Inc, Cl A *	101,800	296
German American Bancorp Inc	3,966	111
Glacier Bancorp Inc	15,880	626
Global Indemnity Ltd	1,002	30
Goosehead Insurance Inc, Cl A	1,900	70
Granite Point Mortgage Trust Inc	10,941	203
Great Ajax Corp	2,900	37
Great Southern Bancorp Inc	2,499	138
Great Western Bancorp Inc	12,300	382
Green Dot Corp, Cl A *	8,955	416
Greenhill & Co Inc	2,071	31
Greenlight Capital Re Ltd, Cl A *	6,409	65
Guaranty Bancshares Inc/TX	3,000	88
Hallmark Financial Services Inc *	2,900	34
Hamilton Lane Inc, Cl A	2,700	133
Hancock Whitney Corp	17,814	677
Hanmi Financial Corp	5,678	117
Hanover Insurance Group Inc/The	8,817	1,077
HarborOne Bancorp Inc *	4,300	77
HCI Group Inc (A)	1,115	45
Health Insurance Innovations Inc, Cl A *(A)	2,300	59
Heartland Financial USA Inc	4,975	205
Heritage Commerce Corp	7,300	87
Heritage Financial Corp/WA	8,071	227
Heritage Insurance Holdings Inc	3,800	56
Hilltop Holdings Inc	13,438	271
Hingham Institution for Savings	300	54
Home Bancorp Inc	1,200	43
Home BancShares Inc/AR	33,332	584
HomeStreet Inc *	4,372	124
HomeTrust Bancshares Inc	4,102	100
Hope Bancorp Inc	26,995	347
Horace Mann Educators Corp	7,114	288
Horizon Bancorp Inc/IN	5,625	87
Houlihan Lokey Inc, Cl A	7,600	344
Howard Bancorp Inc *	2,500	35
IBERIABANK Corp	10,784	771
Impac Mortgage Holdings Inc *	4,500	13
Independent Bank Corp/MI	5,400	114
Independent Bank Corp/Rockland MA	7,086	491
Independent Bank Group Inc	6,502	336
Interactive Brokers Group Inc, Cl A	14,427	733

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
International Bancshares Corp	11,450	$417
INTL. FCStone Inc *	3,268	114
Invesco Mortgage Capital Inc	28,571	440
Investar Holding Corp	1,700	41
Investors Bancorp Inc	44,243	461
Investors Title Co	400	62
James River Group Holdings Ltd	4,800	214
Kearny Financial Corp/MD	17,129	230
Kemper Corp	10,073	836
Kinsale Capital Group Inc	3,700	310
KKR Real Estate Finance Trust Inc	2,900	57
Ladder Capital Corp, Cl A ‡	19,962	317
Ladenburg Thalmann Financial Services Inc	12,600	40
Lakeland Bancorp Inc	8,293	128
Lakeland Financial Corp	4,957	218
Lazard Ltd, Cl A (B)	24,031	749
LCNB Corp	2,500	42
LegacyTexas Financial Group Inc	8,510	311
Legg Mason Inc	17,700	630
LendingClub Corp *	56,500	170
LendingTree Inc *(A)	1,700	639
Live Oak Bancshares Inc	6,500	101
LPL Financial Holdings Inc	16,462	1,321
Macatawa Bank Corp	5,200	53
Maiden Holdings Ltd	15,823	9
Markel Corp *	2,733	2,894
MarketAxess Holdings Inc	7,452	2,219
Marlin Business Services Corp	1,822	41
MBIA Inc *	21,782	193
MBT Financial Corp	1,400	13
Mercantile Bank Corp	3,557	110
Merchants Bancorp/IN	3,100	56
Mercury General Corp	5,578	322
Meridian Bancorp Inc	12,127	209
Meta Financial Group Inc	6,300	165
Metropolitan Bank Holding Corp *	1,300	52
MFA Financial Inc ‡	94,897	668
MGIC Investment Corp *	68,118	923
Midland States Bancorp Inc	5,600	137
MidWestOne Financial Group Inc	2,369	66
Moelis & Co, Cl A	7,700	245
Morningstar Inc	3,920	549
Mr Cooper Group Inc *	15,771	119
MutualFirst Financial Inc	700	21
National Bank Holdings Corp, Cl A	4,600	161
National Bankshares Inc	1,036	39
National General Holdings Corp	13,900	316
National Western Life Group Inc, Cl A	510	136
Navient Corp	48,100	627
NBT Bancorp Inc	9,608	345
Nelnet Inc, Cl A	4,531	268
New Residential Investment Corp ‡	78,250	1,193

480	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
New York Community Bancorp Inc	91,639	$910
New York Mortgage Trust Inc ‡	36,938	223
Nicolet Bankshares Inc *	2,000	117
NMI Holdings Inc, Cl A *	11,900	324
Northfield Bancorp Inc	8,705	131
Northrim BanCorp Inc	1,300	43
Northwest Bancshares Inc	18,499	310
OceanFirst Financial Corp	7,568	180
Ocwen Financial Corp *	20,161	31
OFG Bancorp	10,925	205
Old Line Bancshares Inc	3,000	74
Old National Bancorp/IN	32,594	520
Old Republic International Corp	54,744	1,207
Old Second Bancorp Inc	8,600	105
On Deck Capital Inc *	11,400	46
OneMain Holdings Inc, Cl A	16,500	493
Oppenheimer Holdings Inc, Cl A	2,164	53
Opus Bank	3,100	62
Orchid Island Capital Inc, Cl A ‡(A)	6,800	41
Origin Bancorp Inc	3,100	103
Oritani Financial Corp	7,124	114
Orrstown Financial Services Inc	100	2
Pacific Premier Bancorp Inc	8,176	231
PacWest Bancorp	24,612	894
Park National Corp	2,805	265
PCSB Financial Corp	4,700	92
Peapack Gladstone Financial Corp	2,654	72
Penns Woods Bancorp Inc	652	27
PennyMac Financial Services Inc	1,900	40
PennyMac Mortgage Investment Trust ‡	14,063	293
Peoples Bancorp Inc/OH	3,010	93
Peoples Financial Services Corp	900	39
People’s Utah Bancorp	2,500	70
Pinnacle Financial Partners Inc	15,627	827
Piper Jaffray Cos	3,277	232
PJT Partners Inc	3,200	118
Popular Inc	19,256	1,005
PRA Group Inc *(A)	9,058	250
Preferred Bank/Los Angeles CA	3,037	133
Premier Financial Bancorp Inc	625	10
Primerica Inc	8,429	968
ProAssurance Corp	11,525	432
Prosperity Bancshares Inc (A)	14,069	912
Protective Insurance Corp	1,481	25
Provident Financial Services Inc	11,979	286
QCR Holdings Inc	2,200	71
Radian Group Inc	44,748	1,005
RBB Bancorp	2,600	48
Ready Capital Corp	6,000	87
Redwood Trust Inc ‡	16,405	261
Regional Management Corp *	2,800	69
Reinsurance Group of America Inc, Cl A	12,816	1,898

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Reliant Bancorp Inc	1,900	$41
RenaissanceRe Holdings Ltd	8,206	1,431
Renasant Corp	9,660	327
Republic Bancorp Inc/KY, Cl A	1,298	60
Republic First Bancorp Inc *	9,800	47
RLI Corp (A)	7,982	685
S&T Bancorp Inc	5,632	212
Safeguard Scientifics Inc *	3,396	41
Safety Insurance Group Inc	2,931	267
Sandy Spring Bancorp Inc	6,110	196
Santander Consumer USA Holdings Inc	22,300	499
Seacoast Banking Corp of Florida *	7,698	179
SEI Investments Co †	25,619	1,287
Selective Insurance Group Inc	11,284	809
ServisFirst Bancshares Inc	9,400	295
Shore Bancshares Inc	3,000	46
Sierra Bancorp	2,978	74
Signature Bank/New York NY	10,370	1,188
Simmons First National Corp, Cl A	19,348	441
SLM Corp	82,700	786
SmartFinancial Inc *	2,200	45
South State Corp	7,421	489
Southern First Bancshares Inc *	400	14
Southern Missouri Bancorp Inc	600	20
Southern National Bancorp of Virginia Inc	6,000	83
Southside Bancshares Inc	6,162	201
Starwood Property Trust Inc ‡	51,880	1,144
State Auto Financial Corp	3,690	126
Sterling Bancorp/DE	45,215	873
Stewart Information Services Corp	4,241	174
Stifel Financial Corp	14,482	777
Stock Yards Bancorp Inc	4,702	157
Summit Financial Group Inc	1,700	42
Synovus Financial Corp	33,092	1,058
TCF Financial Corp	32,339	616
TD Ameritrade Holding Corp	56,073	2,790
Territorial Bancorp Inc	773	21
Texas Capital Bancshares Inc *	9,423	540
TFS Financial Corp	12,343	212
Third Point Reinsurance Ltd *	17,500	178
Tiptree Inc	9,700	59
Tompkins Financial Corp	2,905	230
Towne Bank/Portsmouth VA	14,467	367
TPG RE Finance Trust Inc	9,200	176
TriCo Bancshares	4,209	157
TriState Capital Holdings Inc *	6,500	134
Triumph Bancorp Inc *	4,500	126
Trupanion Inc *(A)	6,500	191
TrustCo Bank Corp NY	21,626	160
Trustmark Corp	11,739	373
Two Harbors Investment Corp ‡	52,142	637
UMB Financial Corp	9,645	595

SEI Institutional Investments Trust / Annual Report / May 31, 2019	481

SCHEDULE OF INVESTMENTS

May 31, 2019

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Umpqua Holdings Corp	43,631	$697
Union Bankshares Inc/Morrisville VT	400	13
United Bankshares Inc/WV (A)	19,137	685
United Community Banks Inc/GA	15,374	408
United Community Financial Corp/OH	6,700	61
United Financial Bancorp Inc	11,373	148
United Fire Group Inc	4,071	191
United Insurance Holdings Corp	1,900	26
Universal Insurance Holdings Inc	5,300	154
Univest Financial Corp	4,715	113
Valley National Bancorp	68,170	669
Veritex Holdings Inc	7,039	179
Virtu Financial Inc, Cl A	10,000	230
Virtus Investment Partners Inc	1,300	132
Voya Financial Inc	30,800	1,569
Waddell & Reed Financial Inc, Cl A (A)	16,402	265
Walker & Dunlop Inc	4,923	247
Washington Federal Inc	15,236	481
Washington Trust Bancorp Inc	2,370	116
Waterstone Financial Inc	4,000	66
Webster Financial Corp	18,051	799
WesBanco Inc	9,756	347
West Bancorporation Inc	3,785	79
Westamerica Bancorporation	4,755	285
Western Alliance Bancorp *	19,861	817
Western Asset Mortgage Capital Corp ‡	6,644	64
Western New England Bancorp Inc	5,000	46
Westwood Holdings Group Inc	1,828	54
White Mountains Insurance Group Ltd	662	649
Wintrust Financial Corp	10,949	742
WisdomTree Investments Inc	20,675	124
World Acceptance Corp *	976	129
WR Berkley Corp	29,386	1,828
WSFS Financial Corp	10,043	399

		146,924

Health Care — 11.9%
AAC Holdings Inc *	1,600	1
Abeona Therapeutics Inc *	7,000	38
Acadia Healthcare Co Inc *(A)	17,087	551
ACADIA Pharmaceuticals Inc *(A)	21,500	516
Accelerate Diagnostics Inc *(A)	4,900	93
Acceleron Pharma Inc *	9,800	391
Accuray Inc *	14,863	55
Achillion Pharmaceuticals Inc *	23,198	64
Aclaris Therapeutics Inc *	4,000	19
Acorda Therapeutics Inc *	9,642	90
Adamas Pharmaceuticals Inc *	3,000	14
Addus HomeCare Corp *	2,200	150
Aduro Biotech Inc *	7,800	25
Adverum Biotechnologies Inc *	10,500	106
Aerie Pharmaceuticals Inc *	7,700	280

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Agenus Inc *	16,000	$41
AgeX Therapeutics Inc *	1,960	6
Agios Pharmaceuticals Inc *(A)	10,900	503
Aimmune Therapeutics Inc *	10,300	202
Akcea Therapeutics Inc *(A)	3,800	80
Akebia Therapeutics Inc *	16,285	72
Akorn Inc *	16,827	69
Albireo Pharma Inc *	1,800	59
Alder Biopharmaceuticals Inc *(A)	11,200	121
Alkermes PLC *	32,053	690
Allakos Inc *(A)	4,000	157
Allogene Therapeutics Inc *(A)	4,800	126
Allscripts Healthcare Solutions Inc *	37,453	364
Alnylam Pharmaceuticals Inc *	19,189	1,296
AMAG Pharmaceuticals Inc *(A)	6,003	57
Amedisys Inc *	5,671	637
American Renal Associates Holdings Inc *	1,700	11
Amicus Therapeutics Inc *	37,300	420
AMN Healthcare Services Inc *	9,809	475
Amneal Pharmaceuticals Inc *	16,788	127
Amphastar Pharmaceuticals Inc *	7,300	141
AnaptysBio Inc *(A)	4,800	349
AngioDynamics Inc *	7,370	138
ANI Pharmaceuticals Inc *	1,000	70
Anika Therapeutics Inc *	3,070	117
Antares Pharma Inc *	41,800	117
Apellis Pharmaceuticals Inc *	9,400	189
Apollo Medical Holdings Inc *	600	11
Aptinyx Inc *	2,600	8
Aratana Therapeutics Inc *	6,400	30
Arbutus Biopharma Corp *	12,900	23
Arcus Biosciences Inc *	7,700	65
Ardelyx Inc *	4,600	13
Arena Pharmaceuticals Inc *	10,765	571
ArQule Inc *	16,700	120
Array BioPharma Inc *(A)	43,660	1,154
Arrowhead Pharmaceuticals Inc *(A)	20,600	488
Assembly Biosciences Inc *	2,900	41
Assertio Therapeutics Inc *	11,355	33
Atara Biotherapeutics Inc *	9,300	207
Athenex Inc *	8,100	117
Athersys Inc *(A)	15,300	25
AtriCure Inc *	6,020	176
Atrion Corp	330	291
Audentes Therapeutics Inc *	8,600	302
Avanos Medical Inc *	9,200	347
AVEO Pharmaceuticals Inc *	37,200	32
Avid Bioservices Inc *	18,600	72
Avrobio Inc *	4,600	65
Axogen Inc *	6,100	128
Bellicum Pharmaceuticals Inc *	6,500	13
BioCryst Pharmaceuticals Inc *	16,200	57

482	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Biohaven Pharmaceutical Holding Co Ltd *	6,000	$339
BioMarin Pharmaceutical Inc *	35,546	2,923
Bio-Rad Laboratories Inc, Cl A *	4,153	1,192
BioScrip Inc *	21,711	45
BioSpecifics Technologies Corp *	1,400	83
Bio-Techne Corp	7,325	1,451
BioTelemetry Inc *	7,100	340
BioTime Inc *(A)	19,600	19
Bluebird Bio Inc *(A)	10,700	1,283
Blueprint Medicines Corp *	9,200	699
Brookdale Senior Living Inc, Cl A *	37,509	232
Bruker Corp	19,632	820
Calithera Biosciences Inc *	6,200	33
Cambrex Corp *	6,360	253
Cantel Medical Corp	7,777	535
Capital Senior Living Corp *	5,312	22
Cara Therapeutics Inc *(A)	4,500	93
Cardiovascular Systems Inc *	6,125	239
CareDx Inc *	6,200	196
CASI Pharmaceuticals Inc *	9,300	29
Castlight Health Inc, Cl B *	24,900	81
Catalent Inc *	28,100	1,279
Catalyst Pharmaceuticals Inc *	23,400	82
Cerus Corp *	24,297	114
Charles River Laboratories International Inc*	9,706	1,218
Chemed Corp	3,245	1,064
ChemoCentryx Inc *	2,000	23
Chimerix Inc *	7,900	27
Clearside Biomedical Inc *	3,600	4
Clovis Oncology Inc *	9,766	144
Codexis Inc *	11,400	206
Coherus Biosciences Inc *	8,700	164
Collegium Pharmaceutical Inc *	6,400	74
Community Health Systems Inc *(A)	21,729	58
Computer Programs & Systems Inc	1,702	44
Concert Pharmaceuticals Inc *	3,900	40
CONMED Corp	5,608	451
Corbus Pharmaceuticals Holdings Inc *(A)	9,100	64
Corcept Therapeutics Inc *(A)	17,500	171
CorVel Corp *	1,434	106
Covetrus Inc *(A)	12,000	296
Cross Country Healthcare Inc *	9,179	65
CryoLife Inc *	8,545	246
CryoPort Inc *	4,800	80
CTI BioPharma Corp *	3,614	3
Cutera Inc *	2,900	49
Cyclerion Therapeutics Inc *	2,425	34
Cymabay Therapeutics Inc *	11,300	137
Cytokinetics Inc *	8,500	88
CytomX Therapeutics Inc *	7,600	73
CytoSorbents Corp *	5,500	35

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Deciphera Pharmaceuticals Inc *	2,900	$66
Denali Therapeutics Inc *	8,900	170
Dermira Inc *	7,200	67
DexCom Inc *	17,624	2,138
Dicerna Pharmaceuticals Inc *	8,500	105
Diplomat Pharmacy Inc *	9,800	45
Dova Pharmaceuticals Inc *(A)	2,300	20
Durect Corp *	31,600	17
Dynavax Technologies Corp *(A)	11,689	56
Eagle Pharmaceuticals Inc/DE *	2,700	137
Editas Medicine Inc *	8,000	164
Eidos Therapeutics Inc *(A)	3,100	97
Elanco Animal Health Inc *	67,500	2,111
Eloxx Pharmaceuticals Inc *	4,100	37
Emergent BioSolutions Inc *	8,584	343
Enanta Pharmaceuticals Inc *(A)	3,300	299
Encompass Health Corp	19,341	1,140
Endo International PLC *	43,900	217
Endologix Inc *	1,600	11
Ensign Group Inc/The	10,436	556
Enzo Biochem Inc *	10,000	32
Epizyme Inc *	9,700	133
Esperion Therapeutics Inc *	3,900	186
Evolent Health Inc, Cl A *	14,800	157
Exact Sciences Corp *	24,154	2,503
Exelixis Inc *	60,500	1,185
Fate Therapeutics Inc *	10,300	199
FibroGen Inc *	14,200	515
Five Prime Therapeutics Inc *	5,300	45
Flexion Therapeutics Inc *	6,800	75
Fluidigm Corp *	4,553	60
Forty Seven Inc *	5,300	60
G1 Therapeutics Inc *	3,900	82
Genesis Healthcare Inc, Cl A *	2,900	3
GenMark Diagnostics Inc *	4,900	33
Genomic Health Inc *	4,697	245
Geron Corp *(A)	23,970	35
Glaukos Corp *	6,500	419
Global Blood Therapeutics Inc *(A)	11,401	693
Globus Medical Inc, Cl A *	15,100	593
GlycoMimetics Inc *	6,500	77
Guardant Health Inc *	3,300	254
Haemonetics Corp *	10,147	984
Halozyme Therapeutics Inc *	26,858	396
HealthEquity Inc *	11,300	739
HealthStream Inc *	5,964	149
Heron Therapeutics Inc *	12,700	216
Heska Corp *	1,500	105
Hill-Rom Holdings Inc	13,001	1,250
HMS Holdings Corp *	17,331	527
Homology Medicines Inc *	4,100	83
Horizon Therapeutics Plc *	37,300	889

SEI Institutional Investments Trust / Annual Report / May 31, 2019	483

SCHEDULE OF INVESTMENTS

May 31, 2019

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ICU Medical Inc *	3,127	$665
Idera Pharmaceuticals Inc *	4,037	10
ImmunoGen Inc *	25,252	45
Immunomedics Inc *(A)	27,957	365
Innovate Biopharmaceuticals Inc *(A)	5,900	8
Innoviva Inc *	14,009	192
Inogen Inc *	3,600	232
Inovalon Holdings Inc, Cl A *	10,600	146
Inovio Pharmaceuticals Inc *(A)	16,000	38
Insmed Inc *	14,400	349
Inspire Medical Systems Inc *	2,800	158
Insulet Corp *(A)	12,121	1,331
Insys Therapeutics Inc *(A)	3,800	3
Integer Holdings Corp *	6,230	437
Integra LifeSciences Holdings Corp *	14,004	653
Intellia Therapeutics Inc *(A)	5,300	74
Intercept Pharmaceuticals Inc *(A)	4,876	404
Intersect ENT Inc *	4,900	116
Intra-Cellular Therapies Inc, Cl A *	7,100	92
Intrexon Corp *(A)	11,400	55
IntriCon Corp *	1,200	31
Invacare Corp	6,889	41
Invitae Corp *	15,900	277
Ionis Pharmaceuticals Inc *(A)	24,494	1,607
Iovance Biotherapeutics Inc *	24,900	407
iRhythm Technologies Inc *(A)	4,600	315
Ironwood Pharmaceuticals Inc, Cl A *(A)	24,254	265
Jazz Pharmaceuticals PLC *	12,000	1,507
Jounce Therapeutics Inc *	1,600	7
Kadmon Holdings Inc *	13,400	30
Karyopharm Therapeutics Inc *	7,000	39
Kezar Life Sciences Inc *	4,800	45
Kindred Biosciences Inc *	4,400	35
Kura Oncology Inc *	4,900	78
La Jolla Pharmaceutical Co *	3,000	16
Lannett Co Inc *(A)	5,200	27
Lantheus Holdings Inc *	7,300	175
LeMaitre Vascular Inc	3,200	83
Lexicon Pharmaceuticals Inc *(A)	9,305	50
LHC Group Inc *	6,247	708
Ligand Pharmaceuticals Inc *(A)	4,028	433
LivaNova PLC *	10,300	741
Luminex Corp	8,555	181
MacroGenics Inc *	5,400	99
Madrigal Pharmaceuticals Inc *	1,600	148
Magellan Health Inc *	4,540	300
Mallinckrodt PLC *	16,100	140
MannKind Corp *	26,900	31
Marinus Pharmaceuticals Inc *	3,800	16
Masimo Corp *	8,993	1,176
Medicines Co/The *(A)	14,857	530
MediciNova Inc *	5,900	59

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Medidata Solutions Inc *(A)	11,894	$1,084
MEDNAX Inc *	17,856	440
Medpace Holdings Inc *	4,200	227
MeiraGTx Holdings plc *	4,500	99
Melinta Therapeutics Inc (A)	340	1
Meridian Bioscience Inc	7,741	87
Merit Medical Systems Inc *	10,275	531
Mesa Laboratories Inc	600	150
Minerva Neurosciences Inc *	3,700	19
Mirati Therapeutics Inc *(A)	4,900	332
Moderna Inc *	5,000	104
Molina Healthcare Inc *	12,736	1,812
Momenta Pharmaceuticals Inc *	22,554	262
MyoKardia Inc *	6,600	307
Myriad Genetics Inc *	13,626	338
NanoString Technologies Inc *	3,500	100
NantKwest Inc *	4,700	5
Natera Inc *	7,200	165
National HealthCare Corp	2,094	163
National Research Corp, Cl A	3,212	164
Natus Medical Inc *	6,558	163
Neogen Corp *	9,706	547
NeoGenomics Inc *	18,500	402
Neos Therapeutics Inc *	8,500	12
Neurocrine Biosciences Inc *	18,600	1,577
Nevro Corp *(A)	6,200	366
NewLink Genetics Corp *	3,916	7
NextGen Healthcare Inc *	11,815	227
Novavax Inc (A)	2,762	16
Novocure Ltd *	15,500	823
NuVasive Inc *	10,078	584
Nuvectra Corp *	2,700	10
Ocular Therapeutix Inc *(A)	1,700	5
Omeros Corp *(A)	9,100	162
Omnicell Inc *	7,212	573
OPKO Health Inc *(A)	72,584	130
Optinose Inc *(A)	3,100	24
OraSure Technologies Inc *	11,339	94
Organovo Holdings Inc *	16,500	9
Orthofix Medical Inc *	3,940	194
OrthoPediatrics Corp *	1,900	74
Owens & Minor Inc	9,539	26
Oxford Immunotec Global PLC *	5,400	79
Pacific Biosciences of California Inc *	30,100	202
Pacira BioSciences Inc *	8,445	367
Palatin Technologies Inc *	79,700	107
Paratek Pharmaceuticals Inc *(A)	3,300	12
Patterson Cos Inc (A)	15,400	324
PDL BioPharma Inc *	31,600	89
Penumbra Inc *(A)	6,100	870
PetIQ Inc, Cl A *	4,700	123
Phibro Animal Health Corp, Cl A	3,700	109

484	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pieris Pharmaceuticals Inc *	12,800	$53
PolarityTE Inc *	1,700	11
Portola Pharmaceuticals Inc, Cl A *(A)	13,700	382
PRA Health Sciences Inc *	12,100	1,049
Premier Inc, Cl A *	9,700	356
Prestige Consumer Healthcare Inc *(A)	11,479	333
Progenics Pharmaceuticals Inc *	11,596	49
Prothena Corp PLC *	7,600	71
Providence Service Corp/The *	2,458	159
PTC Therapeutics Inc *	11,400	457
Pulse Biosciences Inc *	1,900	23
Puma Biotechnology Inc *(A)	6,700	99
QIAGEN NV *	43,383	1,652
Quidel Corp *	6,312	349
R1 RCM Inc *	24,700	290
Ra Pharmaceuticals Inc *	3,600	78
Radius Health Inc *	6,600	137
RadNet Inc *	11,000	133
Reata Pharmaceuticals Inc, Cl A *(A)	4,300	367
REGENXBIO Inc *	6,300	271
Repligen Corp *	8,322	578
Retrophin Inc *	7,400	137
Revance Therapeutics Inc *	7,200	78
Rhythm Pharmaceuticals Inc *	3,100	78
Rigel Pharmaceuticals Inc *	43,059	92
Rocket Pharmaceuticals Inc *	4,000	65
Rockwell Medical Inc *(A)	10,000	46
RTI Surgical Holdings Inc *	6,918	29
Rubius Therapeutics Inc *(A)	4,600	67
Sage Therapeutics Inc *(A)	9,900	1,702
Sangamo Therapeutics Inc *	17,270	151
Sarepta Therapeutics Inc *(A)	13,600	1,548
Savara Inc *	4,800	52
Scholar Rock Holding Corp *	5,200	95
SeaSpine Holdings Corp *	3,900	53
Seattle Genetics Inc *	21,400	1,393
Select Medical Holdings Corp *	22,565	317
Selecta Biosciences Inc *	3,600	7
Senseonics Holdings Inc *(A)	12,800	25
Seres Therapeutics Inc *(A)	3,300	11
Sienna Biopharmaceuticals Inc *	5,200	6
Sientra Inc *	4,500	26
SIGA Technologies Inc *	10,000	53
Simulations Plus Inc	4,400	110
Solid Biosciences Inc *	1,700	9
Sorrento Therapeutics Inc *(A)	16,700	47
Spark Therapeutics Inc *	6,300	687
Spectrum Pharmaceuticals Inc *	18,779	138
STAAR Surgical Co *	8,078	187
Stemline Therapeutics Inc *	8,200	108
STERIS PLC	16,900	2,259
Supernus Pharmaceuticals Inc *	10,400	312

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Surgery Partners Inc *(A)	3,500	$30
Surmodics Inc *	2,444	99
Syneos Health Inc, Cl A *	12,000	495
Syros Pharmaceuticals Inc *	500	3
Tabula Rasa HealthCare Inc *(A)	2,900	131
Tactile Systems Technology Inc *	3,300	159
Tandem Diabetes Care Inc *	10,800	740
Teladoc Health Inc *(A)	13,000	756
Teligent Inc/NJ *(A)	6,200	4
Tenet Healthcare Corp *	16,500	329
Tetraphase Pharmaceuticals Inc *	5,400	4
TG Therapeutics Inc *(A)	7,600	48
TherapeuticsMD Inc *(A)	30,100	92
Theravance Biopharma Inc *	7,945	132
Tivity Health Inc *	9,768	179
TransEnterix Inc *(A)	30,000	40
Translate Bio Inc *	2,600	27
Tricida Inc *	2,300	85
Triple-S Management Corp, Cl B *	5,566	136
Tyme Technologies Inc *	25,200	29
Ultragenyx Pharmaceutical Inc *	10,000	549
United Therapeutics Corp *	8,564	719
UNITY Biotechnology Inc *	5,800	47
US Physical Therapy Inc	2,726	305
Utah Medical Products Inc	300	24
Vanda Pharmaceuticals Inc *	9,100	134
Varex Imaging Corp *	7,500	200
Veeva Systems Inc, Cl A *	25,000	3,857
Veracyte Inc *	7,300	165
Verastem Inc *(A)	10,200	13
Vericel Corp *	7,100	111
ViewRay Inc *	11,600	97
Viking Therapeutics Inc *(A)	8,400	65
Vocera Communications Inc *	6,142	199
Voyager Therapeutics Inc *	2,400	52
WaVe Life Sciences Ltd *	4,000	92
West Pharmaceutical Services Inc	15,030	1,722
Wright Medical Group NV *(A)	26,278	807
Xencor Inc *	10,700	330
Xeris Pharmaceuticals Inc *	7,900	87
Zafgen Inc *	10,800	20
ZIOPHARM Oncology Inc *(A)	30,346	130
Zogenix Inc *(A)	8,300	313

		111,488

Industrials — 13.2%
AAON Inc	9,050	411
AAR Corp	7,429	224
ABM Industries Inc	14,255	517
Acacia Research Corp *	8,749	27
ACCO Brands Corp	15,729	116
Actuant Corp, Cl A	10,442	231

SEI Institutional Investments Trust / Annual Report / May 31, 2019	485

SCHEDULE OF INVESTMENTS

May 31, 2019

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Acuity Brands Inc	7,800	$965
ADT Inc (A)	19,900	116
Advanced Disposal Services Inc, Cl A *	14,400	463
Advanced Drainage Systems Inc	7,000	201
AECOM*	32,448	1,035
Aegion Corp, Cl A *	5,003	72
Aerojet Rocketdyne Holdings Inc *	15,279	589
Aerovironment Inc *	3,825	248
AGCO Corp	12,823	854
Air Lease Corp, Cl A	20,531	739
Air Transport Services Group Inc *	10,936	240
Aircastle Ltd	12,157	236
Alamo Group Inc	1,535	146
Albany International Corp, Cl A	5,898	413
Allegiant Travel Co, Cl A	2,650	371
Allied Motion Technologies Inc	1,300	42
Allison Transmission Holdings Inc, Cl A	23,676	980
Altra Industrial Motion Corp	12,889	404
AMERCO	1,400	516
Ameresco Inc, Cl A *	779	11
American Woodmark Corp *	2,984	216
Apogee Enterprises Inc	6,011	218
Applied Industrial Technologies Inc	7,261	395
ArcBest Corp	5,590	140
Arcosa Inc	9,912	336
Argan Inc	2,979	137
Armstrong Flooring Inc *	6,267	66
Armstrong World Industries Inc	8,777	779
ASGN Inc *	10,769	546
Astec Industries Inc	4,063	120
Astronics Corp *	974	40
Astronics Corp, Cl B *	2,395	97
Atkore International Group Inc *	7,500	175
Atlas Air Worldwide Holdings Inc *	4,769	169
Avis Budget Group Inc *	13,960	396
Axon Enterprise Inc *	11,169	746
AZZ Inc	4,796	202
Babcock & Wilcox Enterprises Inc *	6,115	3
Barnes Group Inc	9,652	499
Barrett Business Services Inc	1,634	118
Beacon Roofing Supply Inc *	14,670	507
Blue Bird Corp *	4,392	83
BlueLinx Holdings Inc *(A)	1,700	34
BMC Stock Holdings Inc *	12,900	258
Brady Corp, Cl A	9,427	436
Briggs & Stratton Corp	7,149	67
BrightView Holdings Inc *	4,800	80
Brink’s Co/The	10,606	817
Builders FirstSource Inc *	22,870	322
BWX Technologies Inc	20,624	960
Caesarstone Ltd (A)	4,600	64
CAI International Inc *	1,672	38

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Carlisle Cos Inc	12,077	$1,610
Casella Waste Systems Inc, Cl A *	9,891	383
CBIZ Inc *	11,445	227
CECO Environmental Corp *	5,647	50
Chart Industries Inc *	6,372	488
Cimpress NV *	4,199	367
CIRCOR International Inc *	3,715	157
Clean Harbors Inc *	9,676	620
Colfax Corp *(A)	17,089	429
Columbus McKinnon Corp/NY	3,565	129
Comfort Systems USA Inc	6,991	330
Commercial Vehicle Group Inc *	1,600	10
Continental Building Products Inc *	6,600	151
Copa Holdings SA, Cl A (A)	6,228	558
Cornerstone Building Brands Inc	6,048	27
Costamare Inc	5,100	26
CoStar Group Inc *	7,163	3,651
Covanta Holding Corp	20,858	352
Covenant Transportation Group Inc, Cl A *	3,300	50
CRA International Inc	2,105	79
Crane Co	10,429	797
CSW Industrials Inc	2,600	166
Cubic Corp	5,889	332
Curtiss-Wright Corp	8,478	945
Daseke Inc *	7,700	33
Deluxe Corp	8,354	311
Donaldson Co Inc	26,246	1,245
Douglas Dynamics Inc	4,222	157
Ducommun Inc *	1,500	68
DXP Enterprises Inc/TX *	4,162	134
Dycom Industries Inc *	6,107	319
Eagle Bulk Shipping Inc *	9,200	43
Echo Global Logistics Inc *	4,586	90
EMCOR Group Inc	11,487	925
Encore Wire Corp	4,403	220
Energous Corp *(A)	3,000	12
Energy Recovery Inc *(A)	10,200	96
EnerSys	9,183	516
Ennis Inc	5,288	98
Enphase Energy Inc *(A)	16,600	252
EnPro Industries Inc	3,768	209
ESCO Technologies Inc	4,877	341
Evoqua Water Technologies Corp *	17,200	202
Exponent Inc	10,972	615
Federal Signal Corp	11,947	285
Forrester Research Inc	1,564	71
Forward Air Corp	5,718	319
Foundation Building Materials Inc *	5,300	80
Franklin Covey Co *	3,304	103
Franklin Electric Co Inc	9,781	429
FreightCar America Inc *	1,733	10
FTI Consulting Inc *	7,468	627

486	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Gardner Denver Holdings Inc *	26,500	$900
Gates Industrial Corp PLC *	8,400	95
GATX Corp (A)	8,052	562
Generac Holdings Inc *	12,445	686
Genesee & Wyoming Inc, Cl A *	11,974	1,140
Gibraltar Industries Inc *	6,160	220
Global Brass & Copper Holdings Inc	5,100	223
GMS Inc *	8,200	138
Gorman-Rupp Co/The	4,077	121
GP Strategies Corp *	2,500	34
Graco Inc	33,705	1,592
GrafTech International Ltd	11,400	113
Graham Corp	796	16
Granite Construction Inc	9,134	367
Great Lakes Dredge & Dock Corp *	9,180	98
Greenbrier Cos Inc/The	7,123	194
Griffon Corp	9,137	131
H&E Equipment Services Inc	5,625	137
Harsco Corp *	16,328	408
Hawaiian Holdings Inc	8,980	224
HC2 Holdings Inc *	11,000	25
HD Supply Holdings Inc *	36,300	1,506
Healthcare Services Group Inc (A)	13,339	422
Heartland Express Inc	9,772	175
HEICO Corp	7,618	926
HEICO Corp, Cl A	15,482	1,521
Heidrick & Struggles International Inc	2,952	90
Herc Holdings Inc *	5,667	193
Heritage-Crystal Clean Inc *	1,200	30
Herman Miller Inc	11,643	413
Hertz Global Holdings Inc *(A)	9,202	129
Hexcel Corp	17,398	1,266
Hillenbrand Inc	12,085	450
HNI Corp	8,849	293
Hub Group Inc, Cl A *	5,862	228
Hubbell Inc, Cl B	11,389	1,305
Hurco Cos Inc	1,235	43
Huron Consulting Group Inc *	4,011	197
Hyster-Yale Materials Handling Inc	2,002	88
ICF International Inc	3,668	267
IDEX Corp	15,541	2,373
IES Holdings Inc *	3,000	54
InnerWorkings Inc *	7,387	25
Insperity Inc	7,624	868
Insteel Industries Inc	2,941	54
Interface Inc, Cl A	14,045	203
ITT Inc	17,463	1,006
JELD-WEN Holding Inc *	13,900	263
JetBlue Airways Corp *	59,381	1,023
John Bean Technologies Corp	6,631	680
Kadant Inc	1,825	148
Kaman Corp	5,573	310

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
KAR Auction Services Inc	26,229	$1,475
Kelly Services Inc, Cl A	6,795	160
Kennametal Inc	15,914	489
KeyW Holding Corp/The *	8,468	95
Kforce Inc	4,537	158
Kimball International Inc, Cl B	7,025	108
Kirby Corp *	11,426	884
Knight-Swift Transportation Holdings Inc, Cl A (A)	23,827	659
Knoll Inc	11,763	231
Korn Ferry	11,558	498
Kratos Defense & Security Solutions Inc *	16,316	360
Landstar System Inc	8,044	774
Lawson Products Inc/DE *	1,800	66
LB Foster Co, Cl A *	1,900	46
Lennox International Inc	7,229	1,909
Lincoln Electric Holdings Inc	12,233	929
Lindsay Corp	2,327	185
LSC Communications Inc	4,957	24
Lydall Inc *	3,632	66
Macquarie Infrastructure Corp	16,900	674
Manitowoc Co Inc/The *	5,987	82
ManpowerGroup Inc	12,756	1,091
Marten Transport Ltd	7,153	126
Masonite International Corp *	5,600	266
MasTec Inc *(A)	12,462	579
Matson Inc	8,552	293
Matthews International Corp, Cl A	6,813	232
Maxar Technologies Inc (A)	10,900	74
McGrath RentCorp	4,348	244
Mercury Systems Inc *	11,223	772
Meritor Inc *	17,795	359
Middleby Corp/The *(A)	11,325	1,478
Milacron Holdings Corp *	16,100	185
Miller Industries Inc/TN	2,311	61
Mistras Group Inc *	2,697	37
Mobile Mini Inc	8,883	272
Moog Inc, Cl A	6,524	538
MRC Global Inc *	18,112	268
MSA Safety Inc	6,544	650
MSC Industrial Direct Co Inc, Cl A	8,403	594
Mueller Industries Inc	11,208	302
Mueller Water Products Inc, Cl A	32,712	302
Multi-Color Corp	2,557	127
MYR Group Inc *	4,079	132
National Presto Industries Inc	1,091	107
Navigant Consulting Inc	10,241	225
Navistar International Corp *	10,491	326
NN Inc	5,587	43
Nordson Corp	12,012	1,509
Northwest Pipe Co *	2,600	60
NOW Inc *	21,600	281

SEI Institutional Investments Trust / Annual Report / May 31, 2019	487

SCHEDULE OF INVESTMENTS

May 31, 2019

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NV5 Global Inc *	1,400	$109
nVent Electric PLC	33,600	775
Old Dominion Freight Line Inc	13,590	1,800
Omega Flex Inc	600	51
Orion Group Holdings Inc *	6,324	16
Oshkosh Corp	14,617	1,041
Owens Corning	22,560	1,093
Park-Ohio Holdings Corp	1,118	35
Patrick Industries Inc *	5,225	213
PGT Innovations Inc *	10,000	150
PICO Holdings Inc *	4,621	49
Pitney Bowes Inc	39,400	144
Plug Power Inc *(A)	55,300	142
Powell Industries Inc	1,364	47
Preformed Line Products Co	90	4
Primoris Services Corp	7,847	143
Proto Labs Inc *	5,099	512
Quad/Graphics Inc, Cl A	6,862	57
Quanex Building Products Corp	6,965	108
Radiant Logistics Inc *	12,400	79
Raven Industries Inc	6,255	205
RBC Bearings Inc *	4,795	682
Regal Beloit Corp	9,125	663
Resideo Technologies Inc *	24,500	482
Resources Connection Inc	3,581	55
REV Group Inc	8,400	93
Rexnord Corp *	22,226	585
RR Donnelley & Sons Co	13,219	29
Rush Enterprises Inc, Cl A	5,399	190
Rush Enterprises Inc, Cl B	1,800	65
Ryder System Inc	11,000	556
Saia Inc *	5,392	318
Schneider National Inc, Cl B	10,500	176
Scorpio Bulkers Inc	15,916	67
Sensata Technologies Holding PLC *	33,100	1,413
Simpson Manufacturing Co Inc	8,943	544
SiteOne Landscape Supply Inc *(A)	8,400	545
SkyWest Inc	9,922	583
SP Plus Corp *	4,298	133
Spartan Motors Inc	6,500	56
Spirit AeroSystems Holdings Inc, Cl A	20,775	1,684
Spirit Airlines Inc *	13,447	620
SPX Corp *	8,894	265
SPX FLOW Inc *	9,294	332
Standex International Corp	2,429	158
Steelcase Inc, Cl A	17,557	282
Stericycle Inc *(A)	16,300	756
Sterling Construction Co Inc *	2,700	32
Sun Hydraulics Corp	6,577	275
Sunrun Inc *(A)	21,900	343
Systemax Inc	1,400	29
Team Inc *	5,757	84

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Teledyne Technologies Inc *	6,937	$1,636
Tennant Co	3,238	187
Terex Corp	14,170	379
Tetra Tech Inc	10,842	732
Textainer Group Holdings Ltd	3,853	36
Thermon Group Holdings Inc *	6,882	151
Timken Co/The	13,409	590
Titan International Inc	10,772	45
Titan Machinery Inc *	3,312	55
Toro Co/The	20,400	1,329
TPI Composites Inc *	4,300	90
TransUnion	37,600	2,464
Trex Co Inc *	11,480	687
TriMas Corp *	9,876	283
TriNet Group Inc *	8,800	558
Trinity Industries Inc	29,742	573
Triton International Ltd/Bermuda	11,284	333
Triumph Group Inc	9,696	188
TrueBlue Inc *	8,328	177
Tutor Perini Corp *	8,051	117
Twin Disc Inc *	3,100	45
UniFirst Corp/MA	3,340	530
Univar Inc *	26,050	521
Universal Forest Products Inc	13,165	425
Universal Logistics Holdings Inc	700	13
Upwork Inc *	3,200	48
US Ecology Inc	4,640	276
Valmont Industries Inc	4,614	522
Vectrus Inc *	1,379	49
Veritiv Corp *	2,000	35
Viad Corp	4,271	268
Vicor Corp *	2,500	76
Vivint Solar Inc *	4,900	32
VSE Corp	2,000	48
Wabash National Corp	11,741	159
WABCO Holdings Inc *	10,110	1,324
WageWorks Inc *	7,771	388
Watsco Inc	6,359	1,001
Watts Water Technologies Inc, Cl A	5,856	477
Welbilt Inc *	24,950	385
Werner Enterprises Inc (A)	9,390	262
Wesco Aircraft Holdings Inc *	12,046	118
WESCO International Inc *	8,666	406
Willdan Group Inc *	1,300	40
WillScot Corp, Cl A *	6,300	86
Woodward Inc	10,642	1,159
XPO Logistics Inc *(A)	24,490	1,276
YRC Worldwide Inc *	4,500	19

		123,819

Information Technology — 20.0%
2U Inc *(A)	10,300	391

488	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
3D Systems Corp *(A)	18,747	$152
8x8 Inc *	20,614	497
A10 Networks Inc *	9,800	60
Acacia Communications Inc *	6,000	280
ACI Worldwide Inc *	22,912	721
ADTRAN Inc	9,897	155
Advanced Energy Industries Inc *	6,919	347
Aerohive Networks Inc *	4,800	16
Agilysys Inc *	5,200	113
Alarm.com Holdings Inc *(A)	5,900	344
Alpha & Omega Semiconductor Ltd *	5,600	48
Altair Engineering Inc, Cl A *	4,800	183
Alteryx Inc, Cl A *(A)	6,300	547
Ambarella Inc *	6,900	262
Amber Road Inc *	1,900	25
Amdocs Ltd	28,368	1,686
American Software Inc/GA, Cl A	2,872	36
Amkor Technology Inc *	20,913	136
Anaplan Inc *	4,100	178
Anixter International Inc *	6,041	322
Appfolio Inc, Cl A *	3,600	347
Applied Optoelectronics Inc *(A)	3,800	33
Aquantia Corp *	4,100	54
Arlo Technologies Inc *	13,252	45
Arrow Electronics Inc *	16,725	1,048
Aspen Technology Inc *	14,167	1,610
Atlassian Corp PLC, Cl A *	20,400	2,568
Avalara Inc *	5,300	358
Avaya Holdings Corp *	20,100	253
Avid Technology Inc *	5,000	39
Avnet Inc	22,299	911
AVX Corp	8,778	130
Axcelis Technologies Inc *	5,550	82
AXT Inc *	6,600	26
Badger Meter Inc	5,724	302
Bel Fuse Inc, Cl B	888	15
Belden Inc	8,823	452
Benchmark Electronics Inc	9,930	219
Benefitfocus Inc *	5,300	150
Black Knight Inc *	28,037	1,589
Blackbaud Inc	9,455	727
Blackline Inc *(A)	7,000	360
Booz Allen Hamilton Holding Corp, Cl A	26,965	1,703
Bottomline Technologies DE Inc *	7,571	331
Box Inc, Cl A *	24,400	451
Brightcove Inc *	6,800	68
Brooks Automation Inc	15,003	532
Cabot Microelectronics Corp	5,305	517
CACI International Inc, Cl A *	4,932	1,004
CalAmp Corp *	8,156	83
Calix Inc *	4,945	30
Carbon Black Inc *	8,700	131

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Carbonite Inc *	4,600	$109
Cardtronics PLC *	8,885	268
Casa Systems Inc *	2,800	16
Cass Information Systems Inc	3,154	142
CDK Global Inc	25,500	1,234
CDW Corp/DE	29,400	2,894
Ceridian HCM Holding Inc *(A)	12,300	605
CEVA Inc *	3,838	88
ChannelAdvisor Corp *	2,400	22
Ciena Corp *	29,886	1,044
Cirrus Logic Inc *	12,095	452
Cision Ltd *	16,500	181
Clearfield Inc *	1,400	19
Cloudera Inc *	36,968	339
Cognex Corp	32,316	1,312
Coherent Inc *	4,653	512
Cohu Inc	6,836	99
CommScope Holding Co Inc *	36,800	594
CommVault Systems Inc *	7,284	335
Comtech Telecommunications Corp	4,332	92
Conduent Inc *	38,300	341
Control4 Corp *	3,700	88
CoreLogic Inc/United States *	15,283	599
Cornerstone OnDemand Inc *	11,599	617
Coupa Software Inc *	11,500	1,256
Cray Inc *	7,570	265
Cree Inc *	21,123	1,165
CSG Systems International Inc	6,917	310
CTS Corp	6,245	165
Cypress Semiconductor Corp	73,935	1,318
Daktronics Inc	4,580	28
Dell Technologies Inc, Cl C *	30,772	1,832
Diebold Nixdorf Inc *	14,133	120
Digi International Inc *	3,601	39
Digimarc Corp *(A)	2,076	109
Diodes Inc *	7,842	243
DocuSign Inc, Cl A *(A)	16,500	925
Dolby Laboratories Inc, Cl A	12,404	769
Domo Inc, Cl B *	3,200	107
Ebix Inc (A)	4,825	226
EchoStar Corp, Cl A *	10,503	449
Elastic NV *	1,800	148
Electronics For Imaging Inc *	9,328	342
Endurance International Group Holdings Inc *	9,100	41
Entegris Inc	27,508	945
Envestnet Inc *	8,552	572
EPAM Systems Inc *	10,400	1,795
ePlus Inc *	2,288	162
Euronet Worldwide Inc *	10,088	1,564
Everbridge Inc *	6,400	503
EVERTEC Inc	12,100	347

SEI Institutional Investments Trust / Annual Report / May 31, 2019	489

SCHEDULE OF INVESTMENTS

May 31, 2019

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Evo Payments Inc, Cl A *	6,500	$191
Exela Technologies Inc *	9,100	20
ExlService Holdings Inc *	6,623	392
Extreme Networks Inc *	19,687	111
Fabrinet*	7,315	312
Fair Isaac Corp *	5,891	1,743
FARO Technologies Inc *	2,508	111
Finisar Corp *	22,054	463
FireEye Inc *	41,300	603
First Data Corp, Cl A *	109,600	2,786
First Solar Inc *	17,100	992
Fitbit Inc, Cl A *(A)	35,000	162
Five9 Inc *	12,200	626
ForeScout Technologies Inc *	5,500	177
FormFactor Inc *	12,919	186
Genpact Ltd	34,250	1,238
GoDaddy Inc, Cl A *	34,000	2,530
GTT Communications Inc *(A)	9,500	226
Guidewire Software Inc *	15,969	1,605
Hackett Group Inc/The	3,300	53
Harmonic Inc *	14,394	75
HubSpot Inc *	7,500	1,300
I3 Verticals Inc, Cl A *	3,600	92
Ichor Holdings Ltd *(A)	4,100	87
II-VI Inc *	13,643	429
Immersion Corp *	3,567	27
Impinj Inc *	3,600	89
Infinera Corp *	28,784	90
Inphi Corp *	7,762	341
Insight Enterprises Inc *	7,198	371
Instructure Inc *	7,300	304
InterDigital Inc	7,130	453
Internap Corp *(A)	4,075	11
Itron Inc *	6,411	363
j2 Global Inc	9,857	831
Jabil Inc	28,900	711
KBR Inc	28,845	641
KEMET Corp	9,300	148
Kimball Electronics Inc *	2,893	41
Knowles Corp *	15,500	244
Kopin Corp *	8,823	10
KVH Industries Inc *	1,997	19
Lattice Semiconductor Corp *	22,462	288
Leidos Holdings Inc	28,650	2,158
Limelight Networks Inc *	15,000	46
Littelfuse Inc	4,631	756
LivePerson Inc *	11,191	311
LiveRamp Holdings Inc *	12,874	661
LogMeIn Inc	9,813	705
Lumentum Holdings Inc *	15,270	618
MACOM Technology Solutions Holdings Inc *	7,125	101
Manhattan Associates Inc *	12,780	837

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ManTech International Corp/VA, Cl A	4,922	$302
Marvell Technology Group Ltd	112,057	2,499
MAXIMUS Inc	12,816	913
MaxLinear Inc, Cl A *	11,844	251
Methode Electronics Inc	6,984	172
MicroStrategy Inc, Cl A *	1,553	206
Mitek Systems Inc *	5,800	59
MKS Instruments Inc	11,023	788
MobileIron Inc *	11,500	64
Model N Inc *	7,600	137
MoneyGram International Inc *	7,705	11
Monolithic Power Systems Inc	7,951	926
Monotype Imaging Holdings Inc	9,060	148
MTS Systems Corp	3,089	168
Nanometrics Inc *	5,744	163
Napco Security Technologies Inc *	4,200	112
National Instruments Corp	22,867	882
NCR Corp *	22,783	697
NeoPhotonics Corp *	7,500	29
NETGEAR Inc *	6,692	169
NetScout Systems Inc *	15,158	372
New Relic Inc *	9,500	953
NIC Inc	13,222	211
nLight Inc *	6,800	127
Novanta Inc *	6,962	557
Nuance Communications Inc *	59,981	1,030
Nutanix Inc, Cl A *	27,700	778
NVE Corp	694	51
NXP Semiconductors NV	68,600	6,048
Okta Inc, Cl A *	17,700	2,004
ON Semiconductor Corp *	84,900	1,508
OneSpan Inc *	4,254	59
OSI Systems Inc *	3,768	390
Palo Alto Networks Inc *	18,233	3,649
PAR Technology Corp *	4,100	115
Park City Group Inc *	3,600	19
Park Electrochemical Corp	5,082	76
Paycom Software Inc *	9,800	2,079
Paylocity Holding Corp *	5,600	561
PC Connection Inc	2,231	71
PDF Solutions Inc *	4,653	57
Pegasystems Inc	6,936	500
Perficient Inc *	6,700	204
Perspecta Inc	27,900	606
Photronics Inc *	13,129	106
Plantronics Inc	7,169	294
Plexus Corp *	5,628	279
Pluralsight Inc, Cl A *	10,300	328
Power Integrations Inc	5,689	371
Presidio Inc	7,700	102
Progress Software Corp	9,358	383
Proofpoint Inc *	9,700	1,090

490	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PROS Holdings Inc *	5,899	$334
PTC Inc *	23,690	1,991
Pure Storage Inc, Cl A *	31,800	504
Q2 Holdings Inc *	7,500	549
QAD Inc, Cl A	2,900	125
Qualys Inc *	6,800	603
Quantenna Communications Inc *	8,400	204
Rambus Inc *	21,110	240
Rapid7 Inc *	6,900	361
RealPage Inc *	14,946	872
Ribbon Communications Inc *	13,520	58
RingCentral Inc, Cl A *	14,100	1,690
Rogers Corp *	3,693	510
Rudolph Technologies Inc *	5,507	127
Sabre Corp	57,600	1,168
SailPoint Technologies Holding Inc *	14,200	250
Sanmina Corp *	13,366	355
ScanSource Inc *	4,796	140
Science Applications International Corp	10,276	789
Semtech Corp *	13,675	545
ServiceNow Inc *	35,869	9,395
ServiceSource International Inc *	9,746	10
ShotSpotter Inc *	1,400	64
Silicon Laboratories Inc *	8,682	812
SMART Global Holdings Inc *	1,100	19
SolarWinds Corp *	6,100	107
Splunk Inc *	29,384	3,349
SPS Commerce Inc *	3,029	309
Square Inc, Cl A *	58,600	3,630
SS&C Technologies Holdings Inc	43,318	2,411
Stratasys Ltd *	9,769	214
SunPower Corp, Cl A *(A)	10,636	79
SVMK Inc *	5,900	101
Switch Inc, Cl A	6,600	82
Sykes Enterprises Inc *	8,011	198
Synaptics Inc *	6,887	182
SYNNEX Corp	8,781	761
Tableau Software Inc, Cl A *	14,000	1,575
Tech Data Corp *	7,565	686
Telaria Inc *	15,100	113
Telenav Inc *	3,400	25
Tenable Holdings Inc *	5,700	159
Teradata Corp *	23,400	804
Teradyne Inc	36,400	1,534
TiVo Corp	27,958	201
Trade Desk Inc/The, Cl A *(A)	6,800	1,352
Trimble Inc *	50,520	2,016
TTEC Holdings Inc	3,427	136
TTM Technologies Inc *	21,287	182
Tucows Inc, Cl A *(A)	1,800	107
Twilio Inc, Cl A *	18,016	2,378
Tyler Technologies Inc *	7,887	1,683

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ubiquiti Networks Inc (A)	3,300	$397
Ultra Clean Holdings Inc *	7,052	90
Unisys Corp *(A)	9,183	89
Universal Display Corp (A)	8,708	1,279
Upland Software Inc *	3,000	140
USA Technologies Inc *	7,200	48
Varonis Systems Inc *	5,300	331
Veeco Instruments Inc *	9,910	114
Verint Systems Inc *	13,550	769
Versum Materials Inc	22,400	1,150
ViaSat Inc *(A)	10,756	936
Viavi Solutions Inc *	48,400	583
VirnetX Holding Corp *	4,742	28
Virtusa Corp *	5,149	218
Vishay Intertechnology Inc	27,317	416
Vishay Precision Group Inc *	3,164	113
VMware Inc, Cl A (A)	14,417	2,552
WEX Inc *	8,376	1,583
Workday Inc, Cl A *	28,989	5,917
Workiva Inc, Cl A *	6,600	367
Worldpay Inc, Cl A *	60,514	7,361
Xperi Corp	9,930	209
Yext Inc *	15,600	286
Zebra Technologies Corp, Cl A *	10,664	1,828
Zendesk Inc *	21,400	1,803
Zix Corp *	11,213	100
Zscaler Inc *(A)	12,200	837

		187,406

Materials — 4.0%
Advanced Emissions Solutions Inc	7,300	87
AdvanSix Inc *	5,900	144
AgroFresh Solutions Inc *	4,600	11
AK Steel Holding Corp *(A)	63,900	110
Alcoa Corp *	36,300	769
Allegheny Technologies Inc *(A)	23,400	501
American Vanguard Corp	8,099	108
AptarGroup Inc	12,066	1,367
Ardagh Group SA, Cl A	5,500	79
Ashland Global Holdings Inc	13,108	981
Axalta Coating Systems Ltd *	41,400	973
Balchem Corp	6,788	616
Bemis Co Inc	18,800	1,097
Berry Global Group Inc *	26,641	1,253
Boise Cascade Co	7,270	161
Cabot Corp	12,332	493
Carpenter Technology Corp	9,601	389
Century Aluminum Co *	8,259	46
Chase Corp	1,300	132
Chemours Co/The	33,300	702
Clearwater Paper Corp *	2,951	48
Cleveland-Cliffs Inc (A)	60,000	522

SEI Institutional Investments Trust / Annual Report / May 31, 2019	491

SCHEDULE OF INVESTMENTS

May 31, 2019

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Coeur Mining Inc *	35,661	$101
Commercial Metals Co	22,941	306
Compass Minerals International Inc	6,740	344
Crown Holdings Inc *	25,135	1,393
Domtar Corp	11,650	490
Eagle Materials Inc	9,083	782
Element Solutions Inc *	40,800	386
Ferro Corp *	16,505	223
Ferroglobe *(C)	11,102	—
Flotek Industries Inc *	10,196	31
Forterra Inc *	5,600	27
FutureFuel Corp	3,876	40
GCP Applied Technologies Inc *	14,924	390
Gold Resource Corp	12,400	35
Graphic Packaging Holding Co	62,717	815
Greif Inc, Cl A	4,519	160
Greif Inc, Cl B	1,300	57
Hawkins Inc	1,773	63
Haynes International Inc	2,823	82
HB Fuller Co	10,933	431
Hecla Mining Co	100,168	131
Huntsman Corp	42,124	732
Ingevity Corp *	8,800	772
Innophos Holdings Inc	4,189	111
Innospec Inc	4,813	388
Intrepid Potash Inc *	19,600	62
Kaiser Aluminum Corp	3,554	317
Koppers Holdings Inc *	4,473	119
Kraton Corp *	7,080	173
Kronos Worldwide Inc	3,484	44
Livent Corp *	29,000	183
Louisiana-Pacific Corp	29,142	665
LSB Industries Inc *	2,939	10
Materion Corp	3,474	210
Minerals Technologies Inc	6,924	360
Myers Industries Inc	7,018	119
Neenah Inc	3,393	194
NewMarket Corp	1,497	579
Olin Corp	31,016	608
Olympic Steel Inc	1,927	24
OMNOVA Solutions Inc *	7,567	43
Owens-Illinois Inc	31,200	499
PH Glatfelter Co	7,871	115
PolyOne Corp	16,832	423
PQ Group Holdings Inc *	5,400	82
Quaker Chemical Corp	2,734	494
Rayonier Advanced Materials Inc	9,817	64
Reliance Steel & Aluminum Co	13,338	1,111
Royal Gold Inc	13,602	1,197
RPM International Inc	25,188	1,348
Ryerson Holding Corp *	1,400	11
Schnitzer Steel Industries Inc, Cl A	4,656	98

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Schweitzer-Mauduit International Inc	6,138	$192
Scotts Miracle-Gro Co/The, Cl A (A)	8,059	722
Sensient Technologies Corp	8,535	578
Silgan Holdings Inc	16,960	492
Sonoco Products Co	20,321	1,256
Southern Copper Corp (A)	16,529	558
Steel Dynamics Inc	45,237	1,138
Stepan Co	3,825	325
Summit Materials Inc, Cl A *	23,906	334
SunCoke Energy Inc *	14,846	109
TimkenSteel Corp *	7,904	56
Trecora Resources *	2,517	24
Tredegar Corp	5,341	83
Trinseo SA	8,600	317
Tronox Holdings PLC	19,200	178
UFP Technologies Inc *	1,800	66
United States Lime & Minerals Inc	400	33
United States Steel Corp (A)	33,800	400
US Concrete Inc *	3,000	140
Valvoline Inc	37,836	660
Verso Corp *	6,500	112
Warrior Met Coal Inc	8,000	207
Westlake Chemical Corp	7,610	436
Worthington Industries Inc	8,002	273
WR Grace & Co	13,024	918

		37,638

Real Estate — 9.1%
Acadia Realty Trust ‡	16,439	450
Agree Realty Corp ‡(A)	6,747	452
Alexander & Baldwin Inc ‡	12,891	297
Alexander’s Inc ‡	488	180
Altisource Portfolio Solutions SA *	1,700	34
American Assets Trust Inc ‡	7,991	363
American Campus Communities Inc ‡	26,762	1,240
American Homes 4 Rent, Cl A ‡	53,400	1,303
Americold Realty Trust ‡	32,600	1,020
Apple Hospitality Inc ‡	45,800	707
Armada Hoffler Properties Inc ‡	7,500	124
Ashford Hospitality Trust Inc ‡	14,971	67
Bluerock Residential Growth REIT Inc, Cl A ‡	5,800	66
Braemar Hotels & Resorts Inc ‡	4,381	46
Brandywine Realty Trust ‡	37,939	573
Brixmor Property Group Inc ‡	58,300	1,000
Brookfield Property Inc, Cl A ‡	23,000	424
Camden Property Trust ‡	18,038	1,864
CareTrust Inc ‡	15,453	376
CatchMark Timber Trust Inc, Cl A ‡	7,800	73
CBL & Associates Properties Inc ‡(A)	33,182	27
Cedar Realty Trust Inc ‡	18,338	52
Chatham Lodging Trust ‡	7,735	147
Chesapeake Lodging Trust ‡	13,167	379

492	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
City Office REIT Inc ‡	4,700	$55
Colony Capital Inc ‡	94,094	488
Columbia Property Trust Inc ‡	25,600	547
Community Healthcare Trust Inc ‡	3,900	153
Consolidated-Tomoka Land Co	500	30
CoreCivic Inc ‡	24,402	534
CorEnergy Infrastructure Trust Inc ‡(A)	2,140	83
CorePoint Lodging Inc ‡	8,250	100
CoreSite Realty Corp ‡	7,173	837
Corporate Office Properties Trust ‡	22,230	619
Cousins Properties Inc ‡	89,073	806
CubeSmart ‡	38,622	1,302
Cushman & Wakefield PLC *	14,600	246
CyrusOne Inc ‡	20,929	1,236
DiamondRock Hospitality Co ‡	43,307	429
Douglas Emmett Inc ‡	31,885	1,285
Easterly Government Properties Inc ‡	11,100	204
EastGroup Properties Inc ‡	7,385	820
Empire State Realty Trust Inc, Cl A ‡	29,200	448
EPR Properties ‡	15,251	1,191
Equity Commonwealth ‡	22,644	737
Equity LifeStyle Properties Inc ‡	17,532	2,133
Essential Properties Realty Trust Inc ‡	6,900	147
Farmland Partners Inc ‡	9,000	56
First Industrial Realty Trust Inc ‡	26,153	908
Forestar Group Inc *	1,067	19
Four Corners Property Trust Inc ‡	12,719	366
Franklin Street Properties Corp ‡	19,396	140
Front Yard Residential Corp ‡	11,300	129
FRP Holdings Inc *	838	39
Gaming and Leisure Properties Inc ‡	41,615	1,643
GEO Group Inc/The ‡	22,285	489
Getty Realty Corp ‡	6,289	195
Gladstone Commercial Corp ‡	4,519	95
Global Medical REIT Inc ‡	8,900	95
Global Net Lease Inc ‡	15,033	277
Hannon Armstrong Sustainable Infrastructure Capital Inc ‡	11,500	298
Healthcare Realty Trust Inc ‡	23,355	753
Healthcare Trust of America Inc, Cl A ‡	39,850	1,147
Hersha Hospitality Trust, Cl A ‡	9,019	154
HFF Inc, Cl A	7,895	341
Highwoods Properties Inc ‡	20,168	885
Hospitality Properties Trust ‡	34,541	859
Howard Hughes Corp/The *	8,117	835
Hudson Pacific Properties Inc ‡	32,070	1,071
Independence Realty Trust Inc ‡	20,300	223
Industrial Logistics Properties Trust ‡	13,609	257
Innovative Industrial Properties Inc, Cl A ‡(A)	2,200	185
Investors Real Estate Trust ‡	2,403	139
Invitation Homes Inc ‡	78,481	2,011
iStar Inc ‡	16,418	181

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
JBG SMITH Properties ‡	23,600	$932
Jernigan Capital Inc ‡	3,300	70
Jones Lang LaSalle Inc	9,359	1,165
Kennedy-Wilson Holdings Inc	25,929	533
Kilroy Realty Corp ‡	20,243	1,492
Kite Realty Group Trust ‡	15,455	235
Lamar Advertising Co, Cl A ‡	17,297	1,353
Lexington Realty Trust ‡	43,090	395
Liberty Property Trust ‡	30,275	1,437
Life Storage Inc ‡	9,193	885
LTC Properties Inc ‡	8,817	394
Mack-Cali Realty Corp ‡	19,967	454
Marcus & Millichap Inc *	5,100	156
Medical Properties Trust Inc ‡	75,762	1,347
Monmouth Real Estate Investment Corp, Cl A ‡	21,146	295
National Health Investors Inc ‡	7,764	610
National Retail Properties Inc ‡	32,243	1,726
National Storage Affiliates Trust ‡	12,800	381
New Senior Investment Group Inc ‡	16,600	109
Newmark Group Inc, Cl A	30,905	247
NexPoint Residential Trust Inc ‡	4,900	196
NorthStar Realty Europe Corp ‡	10,009	165
Office Properties Income Trust ‡	9,591	229
Omega Healthcare Investors Inc ‡	43,058	1,534
One Liberty Properties Inc ‡	2,524	72
Outfront Media Inc ‡	29,409	725
Paramount Group Inc ‡	39,000	556
Park Hotels & Resorts Inc ‡	38,891	1,074
Pebblebrook Hotel Trust ‡(A)	25,325	705
Pennsylvania Real Estate Investment Trust ‡(A)	13,699	88
Physicians Realty Trust ‡	38,700	709
Piedmont Office Realty Trust Inc, Cl A ‡(A)	24,666	501
PotlatchDeltic Corp ‡	13,912	468
Preferred Apartment Communities Inc, Cl A ‡	6,000	94
PS Business Parks Inc ‡	4,228	680
QTS Realty Trust Inc, Cl A ‡	9,400	434
Rayonier Inc ‡	25,853	728
RE/MAX Holdings Inc, Cl A	3,200	95
Realogy Holdings Corp (A)	24,502	174
Redfin Corp *	16,700	263
Retail Opportunity Investments Corp ‡	22,759	381
Retail Properties of America Inc, Cl A ‡	41,703	496
Retail Value Inc ‡	3,029	97
Rexford Industrial Realty Inc ‡	17,200	650
RLJ Lodging Trust ‡	36,854	633
RMR Group Inc/The	1,170	56
RPT Realty ‡	16,337	199
Ryman Hospitality Properties Inc ‡	8,360	668
Sabra Health Care Inc ‡	34,720	670
Saul Centers Inc ‡	2,144	115

SEI Institutional Investments Trust / Annual Report / May 31, 2019	493

SCHEDULE OF INVESTMENTS

May 31, 2019

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Senior Housing Properties Trust ‡	43,307	$341
Seritage Growth Properties ‡	7,500	314
SITE Centers Corp ‡	29,507	377
Spirit MTA REIT ‡	8,556	60
Spirit Realty Capital Inc ‡	17,113	730
St Joe Co/The *	8,100	129
STAG Industrial Inc ‡	20,956	611
STORE Capital Corp ‡	37,900	1,297
Stratus Properties Inc *	1,900	53
Summit Hotel Properties Inc ‡	19,629	224
Sun Communities Inc ‡	17,121	2,162
Sunstone Hotel Investors Inc ‡	43,138	579
Tanger Factory Outlet Centers Inc ‡(A)	17,549	298
Taubman Centers Inc ‡	11,887	527
Tejon Ranch Co *	1,976	32
Terreno Realty Corp ‡	12,463	570
Tier Inc ‡	9,500	256
Trinity Place Holdings Inc *	5,200	21
UMH Properties Inc ‡	5,400	72
Uniti Group Inc ‡(A)	33,960	326
Universal Health Realty Income Trust ‡	2,216	182
Urban Edge Properties ‡	23,600	407
Urstadt Biddle Properties Inc, Cl A ‡	6,156	135
VEREIT Inc ‡	197,900	1,757
VICI Properties Inc ‡	82,400	1,828
Washington Prime Group Inc ‡(A)	37,502	154
Washington Real Estate Investment Trust ‡	16,313	434
Weingarten Realty Investors ‡	24,368	687
Whitestone REIT, Cl B ‡	7,077	90
WP Carey Inc ‡	32,500	2,698
Xenia Hotels & Resorts Inc ‡	20,400	426

		84,932

Utilities — 2.9%
ALLETE Inc	10,770	882
American States Water Co	7,674	560
Aqua America Inc	42,937	1,698
Artesian Resources Corp, Cl A	2,184	78
Atlantic Power Corp *	12,421	29
Avangrid Inc	12,150	608
Avista Corp	12,852	537
Black Hills Corp	11,202	854
Cadiz Inc *(A)	4,300	45
California Water Service Group	9,641	474
Chesapeake Utilities Corp	2,915	265
Clearway Energy Inc, Cl A	7,000	100
Clearway Energy Inc, Cl C	12,100	181
Connecticut Water Service Inc	1,906	133
Consolidated Water Co Ltd	3,000	41
El Paso Electric Co	8,036	468
Hawaiian Electric Industries Inc	21,758	904
IDACORP Inc	9,624	965

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MDU Resources Group Inc	40,332	$995
MGE Energy Inc	7,614	504
Middlesex Water Co	2,701	160
National Fuel Gas Co (A)	16,888	900
New Jersey Resources Corp	18,194	863
Northwest Natural Holding Co	6,376	439
NorthWestern Corp	10,646	755
OGE Energy Corp	40,676	1,690
ONE Gas Inc	10,800	946
Ormat Technologies Inc (A)	8,334	492
Otter Tail Corp	7,746	385
Pattern Energy Group Inc, Cl A	18,000	382
PG&E Corp *	104,500	1,787
PNM Resources Inc	16,717	787
Portland General Electric Co	18,500	978
SJW Group	4,164	257
South Jersey Industries Inc (A)	17,596	555
Southwest Gas Holdings Inc	11,041	940
Spark Energy Inc, Cl A	2,000	20
Spire Inc	10,303	858
TerraForm Power Inc, Cl A	11,976	162
UGI Corp	33,796	1,744
Unitil Corp	3,058	174
Vistra Energy Corp	77,568	1,827
York Water Co/The	2,352	81

		27,503

Total Common Stock
(Cost $748,961) ($ Thousands)		916,574

	Face Amount (Thousands)

U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bills
2.413%, 06/20/2019 (D)(F)	$1,500	1,498

Total U.S. Treasury Obligation
(Cost $1,498) ($ Thousands)		1,498

	Number of Rights

RIGHTS — 0.0%
A Schulman Inc CVR *‡‡(C)	6,129	12

Corium International CVR *‡‡(C)	6,300	3

NewStar Financial Inc CVR *‡‡(C)	3,393	2

Media General Inc CVR *‡‡(C)	20,200	1

494	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Number of Rights	Market Value ($ Thousands)

RIGHTS (continued)
Tobira Therapeutics CVR *‡‡(C)	2,300	$–

Total Rights
(Cost $3) ($ Thousands)		18

	Shares

AFFILIATED PARTNERSHIP — 9.0%
SEI Liquidity Fund, L.P.
2.440% **†(E)	84,355,351	84,352

Total Affiliated Partnership
(Cost $84,354) ($ Thousands)		84,352

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	16,298,108	$16,298

Total Cash Equivalent
(Cost $16,298) ($ Thousands)		16,298

Total Investments in Securities — 108.6%
(Cost $851,114) ($ Thousands)		$1,018,740

A list of the open futures contracts held by the Fund at May 31, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Russell 2000 Index E-MINI	120	Jun-2019	$9,183	$8,799	$(384)
S&P Mid Cap 400 Index E-MINI	58	Jun-2019	10,873	10,499	(374)

			$20,056	$19,298	$(758)

Percentages are based on Net Assets of $937,836 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2019.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019 was $80,842 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2019, such securities amounted to $749 ($ Thousands), or 0.1% of Net Assets (see Note 2).
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(E)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $84,352 ($ Thousands).
(F)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

CVR — Contingent Value Rights

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

REIT — Real Estate investment Trust

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried a value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$916,574	$–	$–	$916,574
U.S. Treasury Obligation	–	1,498	–	1,498
Rights	–	–	18	18
Affiliated Partnership	–	84,352	–	84,352
Cash Equivalent	16,298	–	–	16,298

Total Investments in Securities	$932,872	$85,850	$18	$1,018,740

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(758)	$–	$–	$(758)

Total Other Financial Instruments	$(758)	$–	$–	$(758)

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*Futures contracts are value at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	495

SCHEDULE OF INVESTMENTS

May 31, 2019

Extended Market Index Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Investments Co	$1,653	$ 99	$ (111)	$(48)	$(306)	$1,287	25,619	$16	$—
SEI Liquidity Fund, L.P.	133,184	277,248	(326,133)	59	(6)	84,352	84,355,351	636	—
SEI Daily Income Trust, Government Fund, Cl F	19,314	198,925	(201,941)	—	—	16,298	16,298,108	417	—

Totals	$154,151	$476,272	$(528,185)	$11	$(312)	$101,937	100,679,078	$1,069	$—

The accompanying notes are an integral part of the financial statements.

496	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SCHEDULE OF INVESTMENTS

May 31, 2019

Small Cap II Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.6%

Communication Services — 3.2%
Bandwidth Inc, Cl A *	4,545	$330
Cable One Inc	1,444	1,613
Cinemark Holdings Inc	19,748	750
Cogent Communications Holdings Inc	32,264	1,887
Eventbrite Inc, Cl A *(A)	19,255	301
National CineMedia Inc	68,364	448
New York Times Co/The, Cl A	7,378	235
Nexstar Media Group Inc, Cl A	20,090	2,012
Pareteum Corp *(A)	66,852	262
Rosetta Stone Inc *	15,646	386
Sinclair Broadcast Group Inc, Cl A	8,123	436
TechTarget Inc *	22,476	425
Tribune Media Co, Cl A	20,164	934
TrueCar Inc *	40,627	265
Zynga Inc, Cl A *	79,849	502

		10,786

Consumer Discretionary — 12.2%
Aaron’s Inc	6,208	331
America’s Car-Mart Inc/TX *	3,927	338
Big Lots Inc	22,745	628
Bloomin’ Brands Inc	106,672	2,060
Bright Horizons Family Solutions Inc *	2,722	373
Callaway Golf Co	31,857	468
Career Education Corp *	18,632	350
Carter’s Inc	17,549	1,476
Cheesecake Factory Inc/The (A)	21,890	947
Chegg Inc *	7,292	273
Chuy’s Holdings Inc *	17,674	391
Clarus Corp	27,661	353
Cooper Tire & Rubber Co	33,995	938
Cooper-Standard Holdings Inc *	6,962	269
Core-Mark Holding Co Inc	25,315	934
Deckers Outdoor Corp *	3,195	486
Del Frisco’s Restaurant Group Inc *(A)	47,642	327
Domino’s Pizza Inc	4,486	1,254
Etsy Inc *	3,845	240
Everi Holdings Inc *	35,230	392
frontdoor Inc *	8,716	350
Gentherm Inc *	10,728	401
Grand Canyon Education Inc *	17,487	2,096
Helen of Troy Ltd *	2,573	344
Lovesac Co/The *(A)	9,146	330
Malibu Boats Inc, Cl A *	7,163	257
Michaels Cos Inc/The *	34,529	315
Modine Manufacturing Co *	221,192	2,842
Monro Inc (A)	3,186	254
Murphy USA Inc *	18,457	1,481
Oxford Industries Inc	7,527	536
Planet Fitness Inc, Cl A *	4,344	332
Playa Hotels & Resorts NV *	69,821	562

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PlayAGS Inc *	49,178	$941
Pool Corp	6,134	1,103
Rent-A-Center Inc/TX, Cl A *	15,042	359
Rubicon Project Inc/The *	43,411	239
Sally Beauty Holdings Inc *(A)	86,155	1,308
Service Corp International/US	27,456	1,204
ServiceMaster Global Holdings Inc *	7,342	396
Shutterstock Inc	20,856	794
Skechers U.S.A. Inc, Cl A *	173,599	4,849
Steven Madden Ltd	14,429	437
Strategic Education Inc	2,679	471
Tractor Supply Co	13,379	1,348
Urban Outfitters Inc *(A)	93,065	2,091
Vista Outdoor Inc *	38,897	298
Wingstop Inc (A)	5,118	408
Wolverine World Wide Inc	13,723	383
Wyndham Hotels & Resorts Inc	19,454	1,038
YETI Holdings Inc *	15,945	381

		40,976

Consumer Staples — 4.8%
Andersons Inc/The	25,090	682
BJ’s Wholesale Club Holdings Inc *	15,195	380
Calavo Growers Inc (A)	14,016	1,226
Casey’s General Stores Inc	7,096	916
Church & Dwight Co Inc	18,939	1,409
Darling Ingredients Inc *	83,081	1,570
Freshpet Inc *	7,286	339
Hain Celestial Group Inc/The *(A)	86,373	1,761
Hostess Brands Inc, Cl A *(A)	79,126	1,059
J&J Snack Foods Corp	7,330	1,179
Performance Food Group Co *	38,102	1,499
Pilgrim’s Pride Corp *	54,975	1,406
Sanderson Farms Inc (A)	4,169	570
Simply Good Foods Co/The *	16,250	349
Spectrum Brands Holdings Inc (A)	11,052	582
TreeHouse Foods Inc *	26,786	1,396

		16,323

Energy — 2.4%
Antero Midstream Corp (A)	76,746	938
Cabot Oil & Gas Corp, Cl A	40,092	1,003
Callon Petroleum Co *(A)	101,834	637
Carrizo Oil & Gas Inc *(A)	45,197	460
DMC Global Inc	5,616	380
Evolution Petroleum Corp	28,505	174
Gulfport Energy Corp *	271,885	1,487
NCS Multistage Holdings Inc *(A)	62,352	167
PBF Energy Inc, Cl A	26,615	703
Phillips 66 Partners LP (B)	17,056	818
ProPetro Holding Corp *	12,169	236
Range Resources Corp (A)	53,110	415

SEI Institutional Investments Trust / Annual Report / May 31, 2019	497

SCHEDULE OF INVESTMENTS

May 31, 2019

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
RigNet Inc *	20,555	$171
Select Energy Services Inc, Cl A *(A)	34,089	365
SRC Energy Inc *	52,164	247

		8,201

Financials — 17.8%
Affiliated Managers Group Inc	26,055	2,184
American Equity Investment Life Holding Co	118,075	3,343
Banc of California Inc	32,888	435
Bancorp Inc/The *	61,711	549
Bank of NT Butterfield & Son Ltd/The	34,000	1,123
Bank OZK	33,534	969
BankUnited Inc	143,955	4,676
Blackstone Mortgage Trust Inc, Cl A ‡(A)	46,389	1,636
Chemical Financial Corp	13,039	494
CNO Financial Group Inc	202,660	3,184
Cohen & Steers Inc	23,148	1,186
Cowen Inc, Cl A *(A)	65,600	994
Eagle Bancorp Inc	15,106	802
eHealth Inc *	3,960	279
Evercore Inc, Cl A	9,839	760
FactSet Research Systems Inc (A)	3,699	1,029
Federated Investors Inc, Cl B	10,869	332
First American Financial Corp	18,296	945
First Commonwealth Financial Corp	204,453	2,570
First Horizon National Corp	65,559	879
FNB Corp/PA	442,088	4,863
Goosehead Insurance Inc, Cl A (A)	9,189	337
Great Western Bancorp Inc	74,621	2,318
GS Acquisition Holdings Corp *	72,021	758
Hanover Insurance Group Inc/The	3,813	466
Hercules Capital	99,646	1,271
Home BancShares Inc/AR	41,353	724
IBERIABANK Corp	21,220	1,517
James River Group Holdings Ltd	8,137	363
Kinsale Capital Group Inc	4,283	359
Legg Mason Inc	12,115	432
LPL Financial Holdings Inc	4,720	379
MarketAxess Holdings Inc	5,881	1,751
MSCI Inc, Cl A	4,756	1,046
National General Holdings Corp	138,365	3,144
NMI Holdings Inc, Cl A *	14,499	395
OFG Bancorp	21,379	401
One Madison Corp *	70,593	766
PennantPark Investment Corp	61,911	402
ProAssurance Corp	16,661	625
Prosperity Bancshares Inc	15,820	1,025
Sterling Bancorp/DE	87,647	1,692
TPG Pace Holdings Corp *	67,270	720
Trupanion Inc *(A)	13,326	391
Umpqua Holdings Corp	207,735	3,318
United Bankshares Inc/WV (A)	21,935	785

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Univest Financial Corp	38,080	$909
WisdomTree Investments Inc (A)	87,815	528

		60,054

Health Care — 12.1%
Accelerate Diagnostics Inc *(A)	16,865	319
Albireo Pharma Inc *	12,561	413
Arena Pharmaceuticals Inc *	6,251	331
Argenx SE ADR *	3,142	388
ArQule Inc *(A)	53,046	381
Array BioPharma Inc *	12,556	332
Axogen Inc *	22,710	475
Axonics Modulation Technologies Inc *(A)	8,701	286
Axsome Therapeutics Inc *(A)	16,242	373
BioDelivery Sciences International Inc *	64,587	280
Biohaven Pharmaceutical Holding Co Ltd *	6,560	370
BioTelemetry Inc *	13,764	659
Cantel Medical Corp	14,225	978
CareDx Inc *	14,816	469
Charles River Laboratories International Inc*	6,540	820
Chemed Corp	3,527	1,157
Chimerix Inc *	101,991	347
Coherus Biosciences Inc *(A)	16,268	307
CryoLife Inc *	12,071	347
CryoPort Inc *	19,469	326
DBV Technologies SA ADR *(A)	33,338	301
Deciphera Pharmaceuticals Inc *(A)	13,073	298
Dermira Inc *(A)	24,107	225
Eidos Therapeutics Inc *	8,917	278
Encompass Health Corp	16,714	985
Endologix Inc *	32,695	230
Ensign Group Inc/The	37,592	2,002
Evolus Inc *(A)	10,552	144
Fluidigm Corp *	25,827	338
Glaukos Corp *(A)	4,184	270
Guardant Health Inc *(A)	3,689	284
HealthEquity Inc *	4,933	322
Heron Therapeutics Inc *(A)	21,788	371
Horizon Therapeutics Plc *	15,523	370
ImmunoGen Inc *	69,888	126
Immunomedics Inc *(A)	22,554	295
Inspire Medical Systems Inc *	5,395	305
Insulet Corp *(A)	3,239	356
Iovance Biotherapeutics Inc *	18,859	308
Kiniksa Pharmaceuticals Ltd, Cl A *(A)	18,225	278
Kodiak Sciences Inc *	47,935	474
LHC Group Inc *	2,872	325
Liquidia Technologies Inc *	30,908	307
Magellan Health Inc *	47,620	3,144
Masimo Corp *	3,384	442
Medidata Solutions Inc *(A)	7,030	641

498	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Merit Medical Systems Inc *	6,418	$331
Mersana Therapeutics Inc *	70,850	307
Mirati Therapeutics Inc *(A)	3,891	264
NanoString Technologies Inc *	13,653	388
NeoGenomics Inc *	22,012	478
Neon Therapeutics Inc *	21,601	105
Nevro Corp *(A)	7,007	414
Novocure Ltd *(A)	6,114	325
Omnicell Inc *	4,348	345
Orchard Therapeutics plc ADR (A)	21,209	401
Pacific Biosciences of California Inc *	59,106	396
Patterson Cos Inc (A)	26,398	555
Precision BioSciences Inc *	13,835	186
Prestige Consumer Healthcare Inc *	55,471	1,610
Quest Diagnostics Inc	10,154	974
Quidel Corp *	8,729	483
R1 RCM Inc *	29,975	352
Ra Pharmaceuticals Inc *	11,925	258
Reata Pharmaceuticals Inc, Cl A *(A)	2,955	252
Repligen Corp *	5,877	408
ResMed Inc	10,786	1,231
Revance Therapeutics Inc *	27,780	299
Rhythm Pharmaceuticals Inc *(A)	13,495	340
Shockwave Medical Inc *(A)	4,643	278
Silk Road Medical Inc *	3,704	158
STERIS PLC	10,790	1,442
Syneos Health Inc, Cl A *	18,749	773
Tandem Diabetes Care Inc *	6,063	416
TCR2 Therapeutics Inc *	18,925	284
Tivity Health Inc *(A)	66,080	1,209
TransMedics Group Inc *	8,818	240
Tricida Inc *(A)	7,871	289
Veracyte Inc *	19,291	437
Viking Therapeutics Inc *(A)	47,818	368
Vocera Communications Inc *	8,491	275
WaVe Life Sciences Ltd *(A)	13,718	315
Xencor Inc *	11,215	346
Xeris Pharmaceuticals Inc *(A)	34,939	383

		40,692

Industrials — 18.7%
AAON Inc	8,220	373
ABM Industries Inc	25,044	908
ACCO Brands Corp	80,745	593
Actuant Corp, Cl A	24,761	548
ADT Inc (A)	135,063	790
AECOM*	65,200	2,080
Altra Industrial Motion Corp	22,809	716
Apogee Enterprises Inc	68,740	2,492
Arcosa Inc	10,161	344
Armstrong World Industries Inc	4,129	366
ASGN Inc *	6,185	314

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Astec Industries Inc	26,305	$774
Atlas Air Worldwide Holdings Inc *	76,010	2,690
BWX Technologies Inc	42,927	1,998
Casella Waste Systems Inc, Cl A *	10,346	401
Chart Industries Inc *	2,911	223
Cimpress NV *(A)	6,354	556
CIRCOR International Inc *	11,116	470
Clean Harbors Inc *	36,933	2,368
Construction Partners Inc, Cl A *	50,311	655
Echo Global Logistics Inc *	17,285	340
EMCOR Group Inc	7,430	599
Enphase Energy Inc *(A)	24,757	376
EnPro Industries Inc	12,780	709
Federal Signal Corp	13,667	327
Forrester Research Inc	12,873	586
Forward Air Corp	9,094	508
FTI Consulting Inc *	4,590	385
Generac Holdings Inc *	17,922	988
Graham Corp	18,620	380
Great Lakes Dredge & Dock Corp *	34,749	370
Harris Corp	7,028	1,316
Healthcare Services Group Inc (A)	18,181	575
Heartland Express Inc	39,523	707
HEICO Corp	11,748	1,428
Heritage-Crystal Clean Inc *	53,332	1,333
Hexcel Corp	14,811	1,078
Hudson Technologies Inc *(A)	117,144	187
Huron Consulting Group Inc *	20,304	1,000
InnerWorkings Inc *	228,221	774
ITT Inc	20,924	1,206
JetBlue Airways Corp *	59,550	1,026
John Bean Technologies Corp	8,444	866
KAR Auction Services Inc	12,037	677
Kelly Services Inc, Cl A	22,896	538
Kennametal Inc	38,037	1,170
Kirby Corp *	16,411	1,270
Korn Ferry	22,473	968
Kratos Defense & Security Solutions Inc *	19,420	428
LB Foster Co, Cl A *	18,468	446
Lydall Inc *	40,735	737
Masonite International Corp *	8,864	421
Matson Inc	28,315	969
Matthews International Corp, Cl A	15,081	513
Mercury Systems Inc *	5,799	399
Meritor Inc *	15,390	310
Milacron Holdings Corp *	85,970	987
MSC Industrial Direct Co Inc, Cl A	10,615	750
Multi-Color Corp	11,105	552
Nordson Corp	8,272	1,039
Proto Labs Inc *(A)	2,891	290
Regal Beloit Corp	11,987	871
REV Group Inc (A)	100,830	1,117

SEI Institutional Investments Trust / Annual Report / May 31, 2019	499

SCHEDULE OF INVESTMENTS

May 31, 2019

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ritchie Bros Auctioneers Inc	20,057	$669
Ryder System Inc	19,195	969
Snap-on Inc (A)	5,588	871
SP Plus Corp *	23,204	720
SPX FLOW Inc *	9,535	340
Standex International Corp	12,530	815
Team Inc *(A)	67,394	979
Tennant Co	14,865	856
Tetra Tech Inc	17,096	1,154
Toro Co/The	14,122	920
TriMas Corp *	24,959	715
TriNet Group Inc *	22,066	1,399
TrueBlue Inc *	49,465	1,051
Woodward Inc	4,815	524

		63,157

Information Technology — 14.3%
2U Inc *(A)	19,981	759
3D Systems Corp *(A)	31,796	257
Acacia Communications Inc *	4,897	228
ACI Worldwide Inc *	8,260	260
Actua Corp *(C)	39,640	25
Alarm.com Holdings Inc *	5,049	294
Alteryx Inc, Cl A *(A)	3,527	306
American Software Inc/GA, Cl A	28,755	364
Anaplan Inc *(A)	9,783	426
Asure Software Inc *(A)	50,576	325
Avalara Inc *	6,870	465
Badger Meter Inc	21,776	1,150
Belden Inc	10,556	540
Benefitfocus Inc *	12,650	359
Booz Allen Hamilton Holding Corp, Cl A	4,180	264
Broadridge Financial Solutions Inc	9,840	1,229
Cabot Microelectronics Corp	8,772	855
CACI International Inc, Cl A *	9,524	1,938
Carbonite Inc *	53,588	1,268
ChannelAdvisor Corp *	23,513	216
Cognex Corp (A)	21,234	862
Conduent Inc *	94,904	845
Cornerstone OnDemand Inc *	8,372	446
Coupa Software Inc *	4,452	486
Cree Inc *	4,180	230
CTS Corp	13,311	352
Cypress Semiconductor Corp	42,210	752
Domo Inc, Cl B *(A)	7,937	266
Envestnet Inc *	4,928	330
Euronet Worldwide Inc *	5,019	778
Everbridge Inc *	8,729	686
ExlService Holdings Inc *	17,509	1,038
Fair Isaac Corp *	1,076	318
Five9 Inc *	5,794	297
Genpact Ltd	10,035	363

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Inphi Corp *	5,466	$240
Insight Enterprises Inc *	4,515	232
Jack Henry & Associates Inc	6,911	907
Lattice Semiconductor Corp *	24,897	319
Littelfuse Inc	5,485	895
LivePerson Inc *	27,695	771
LiveRamp Holdings Inc *	4,399	226
LogMeIn Inc	36,984	2,657
MACOM Technology Solutions Holdings Inc*(A)	116,136	1,643
Manhattan Associates Inc *	5,912	387
ManTech International Corp/VA, Cl A	18,827	1,155
Model N Inc *	27,835	502
MongoDB Inc, Cl A *	1,701	239
Napco Security Technologies Inc *	13,577	363
NCR Corp *	62,385	1,909
Paylocity Holding Corp *	4,371	438
Pegasystems Inc	5,652	408
Perficient Inc *	11,641	354
Power Integrations Inc	15,830	1,031
Presidio Inc	62,103	823
PROS Holdings Inc *	8,381	475
Q2 Holdings Inc *	5,319	390
QAD Inc, Cl A	8,685	375
Rapid7 Inc *	5,236	274
RingCentral Inc, Cl A *	2,525	303
Rogers Corp *	1,614	223
Semtech Corp *	9,002	358
SPS Commerce Inc *	2,985	304
Super Micro Computer Inc *	168,990	3,211
SVMK Inc *	37,786	650
SYNNEX Corp	11,852	1,028
Telaria Inc *	60,759	456
Trade Desk Inc/The, Cl A *(A)	1,591	316
Tufin Software Technologies Ltd *	8,564	193
Universal Display Corp (A)	1,762	259
Upland Software Inc *	8,454	396
Verint Systems Inc *	6,117	347
Verra Mobility Corp *(A)	28,811	403
ViaSat Inc *(A)	4,709	410
Viavi Solutions Inc *	118,440	1,427
Workiva Inc, Cl A *	9,161	510
Zendesk Inc *	3,000	253
Zix Corp *	31,225	280
Zscaler Inc *(A)	4,212	289

		48,206

Materials — 5.3%
Allegheny Technologies Inc *(A)	38,052	815
B2Gold Corp *	151,520	411
Cabot Corp	11,861	474
Century Aluminum Co *	58,245	326

500	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Commercial Metals Co	160,335	$2,140
Ferroglobe *(C)	2,398	–
HB Fuller Co	15,635	616
Ingevity Corp *	7,119	624
International Flavors & Fragrances Inc (A)	5,605	759
Livent Corp *(A)	125,747	795
Materion Corp	5,263	318
Olin Corp	38,948	764
Owens-Illinois Inc	181,603	2,906
Quaker Chemical Corp	4,945	894
Sensient Technologies Corp	18,871	1,278
Silgan Holdings Inc	22,109	641
United States Steel Corp (A)	108,580	1,283
Valvoline Inc	60,846	1,062
Venator Materials PLC *	137,425	598
WR Grace & Co	14,917	1,051

		17,755

Real Estate — 3.2%
Agree Realty Corp ‡(A)	3,616	242
Alexandria Real Estate Equities Inc ‡	8,396	1,229
Americold Realty Trust ‡(A)	72,048	2,255
CareTrust Inc ‡	16,318	397
Columbia Property Trust Inc ‡	46,125	986
CoreSite Realty Corp ‡	9,740	1,137
Corporate Office Properties Trust ‡	34,377	957
Jernigan Capital Inc ‡	18,844	398
Kennedy-Wilson Holdings Inc	42,673	877
Lexington Realty Trust ‡	57,315	526
NexPoint Residential Trust Inc ‡	7,321	293
Ryman Hospitality Properties Inc ‡	13,820	1,105
Terreno Realty Corp ‡	8,490	388

		10,790

Utilities — 2.6%
Algonquin Power & Utilities Corp	100,445	1,170
American States Water Co	20,085	1,465
American Water Works Co Inc	10,717	1,211
Black Hills Corp	10,239	780
Hawaiian Electric Industries Inc	17,356	721
IDACORP Inc	8,473	850
Portland General Electric Co	28,576	1,511
UGI Corp	18,617	961

		8,669
Total Common Stock
(Cost $321,697) ($ Thousands)		325,609

Description	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 0.4%
iShares Russell 2000 Value ETF (A)	11,773	$1,344

Total Exchange Traded Fund
(Cost $1,416) ($ Thousands)		1,344

	Number of Warrants

WARRANT — 0.0%
Magnolia Oil & Gas Corp, Expires 08/03/2023 Strike Price *	24,852	71

Total Warrant
(Cost $59) ($ Thousands)		71

	Number of Rights

RIGHTS — 0.0%
Media General Inc CVR ‡‡(C)	3,306	–

Total Rights
(Cost $—) ($ Thousands)		–

	Shares

AFFILIATED PARTNERSHIP — 13.2%
SEI Liquidity Fund, L.P.
2.440% **†(D)	44,447,130	44,446

Total Affiliated Partnership
(Cost $44,446) ($ Thousands)		44,446

CASH EQUIVALENT — 3.2%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	10,903,089	10,903

Total Cash Equivalent
(Cost $10,903) ($ Thousands)		10,903

Total Investments in Securities — 113.4%
(Cost $378,521) ($ Thousands)		$382,373

SEI Institutional Investments Trust / Annual Report / May 31, 2019	501

SCHEDULE OF INVESTMENTS

May 31, 2019

Small Cap II Fund (Concluded)

A list of open futures contracts held by the Fund at May 31, 2019, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Russell 2000 Index E-MINI	16	Jun-2019	$1,204	$1,173	$(31)

Percentages are based on Net Assets of $337,113 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2019.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019 was $42,686 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2019, such securities amounted to $818 ($ Thousands), or 0.2% of the net assets of the Fund.
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $44,446 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

CVR — Contingent Value Rights

ETF — Exchange-Traded Fund

L.P. — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

PIK — Payment-in-Kind

PLC — Public Limited Company

REIT — Real Estate investment Trust

SPX — Standard & Poor’s 500 Index

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock	$325,584	$–	$25	$325,609
Exchange Traded Fund	1,344	–	–	1,344
Warrant	–	71	–	71
Right	–	–	–	–
Affiliated Partnership	–	44,446	–	44,446
Cash Equivalent	10,903	–	–	10,903

Total Investments in Securities	$337,831	$44,517	$25	$382,373

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(31)	$–	$–	$(31)

Total Other Financial Instruments	$(31)	$–	$–	$(31)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

^

A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$83,111	$155,873	$(194,566)	$32	$(4)	$44,446	44,447,130	$307	$—
SEI Daily Income Trust, Government Fund, Cl F	28,708	204,338	(222,143)	—	—	10,903	10,903,089	280	—

Totals	$111,819	$360,211	$(416,709)	$32	$(4)	$55,349	55,350,219	$587	$—

The accompanying notes are an integral part of the financial statements.

502	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SCHEDULE OF INVESTMENTS

May 31, 2019

U.S. Equity Factor Allocation Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.6%

Communication Services — 7.5%
Alphabet Inc, Cl A *	7,931	$8,776
Alphabet Inc, Cl C *	9,801	10,817
AT&T Inc	228,840	6,998
Cargurus Inc, Cl A *	8,911	304
Central European Media Enterprises Ltd, Cl A *	15,745	58
CenturyLink Inc	23,841	249
Comcast Corp, Cl A	141,494	5,801
Facebook Inc, Cl A *	45,165	8,015
Gogo Inc *	10,409	51
IAC/InterActiveCorp *	1,305	288
Interpublic Group of Cos Inc/The	19,989	424
John Wiley & Sons Inc, Cl A	12,328	515
Liberty Media Corp-Liberty Braves, Cl C *	6,440	171
Liberty TripAdvisor Holdings Inc, Cl A *	16,423	175
Match Group Inc	2,366	162
Meet Group Inc/The *	11,251	44
MSG Networks Inc *	6,019	127
News Corp	37,300	435
News Corp, Cl A	112,214	1,278
Omnicom Group Inc	95,434	7,383
Rosetta Stone Inc *	3,601	89
Scholastic Corp	6,704	222
Sinclair Broadcast Group Inc, Cl A	11,145	598
Sirius XM Holdings Inc	215,348	1,143
Telephone & Data Systems Inc	46,032	1,326
Tribune Media Co, Cl A	25,511	1,181
TripAdvisor Inc *	14,352	607
United States Cellular Corp *	2,313	101
Verizon Communications Inc	104,069	5,656
Viacom Inc, Cl B	23,622	686
Walt Disney Co/The	13,425	1,773
Yelp Inc, Cl A *	3,365	103

		65,556

Consumer Discretionary — 11.9%
Abercrombie & Fitch Co, Cl A	11,248	195
Amazon.com Inc *	9,392	16,671
American Public Education Inc *	2,772	78
AutoZone Inc *	4,374	4,493
Bed Bath & Beyond Inc	36,670	465
Best Buy Co Inc	80,759	5,061
Booking Holdings Inc *	1,125	1,863
Bright Horizons Family Solutions Inc *	3,663	502
Career Education Corp *	12,275	230
Carnival Corp, Cl A	52,238	2,674
Core-Mark Holding Co Inc	8,227	303
Cracker Barrel Old Country Store Inc	2,969	466
Crocs Inc *	11,960	231
Darden Restaurants Inc	28,834	3,354
Deckers Outdoor Corp *	9,017	1,372

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Denny’s Corp *	7,666	$151
Dine Brands Global Inc	321	30
eBay Inc	133,406	4,793
Ethan Allen Interiors Inc	4,311	92
Everi Holdings Inc *	11,986	134
Expedia Group Inc	24,297	2,794
Five Below Inc *	2,891	372
Foot Locker Inc	8,963	353
Fox Factory Holding Corp *	4,758	319
GameStop Corp, Cl A	21,282	161
Gap Inc/The	8,099	151
Garmin Ltd	25,726	1,968
General Motors Co	55,015	1,834
Genesco Inc *	5,585	251
Genuine Parts Co	4,276	423
Graham Holdings Co, Cl B	675	459
Group 1 Automotive Inc	3,338	241
Groupon Inc, Cl A *	105,870	374
Haverty Furniture Cos Inc	5,259	92
Helen of Troy Ltd *	1,498	200
Hibbett Sports Inc *	204	5
Home Depot Inc/The	16,789	3,187
Hyatt Hotels Corp, Cl A	5,077	367
International Speedway Corp, Cl A	5,444	244
iRobot Corp *	4,863	424
Jack in the Box Inc	3,407	283
K12 Inc *	15,724	481
KB Home	9,944	250
Kohl’s Corp	8,729	431
Liberty Expedia Holdings Inc, Cl A *	15,208	627
Lowe’s Cos Inc	18,042	1,683
Lululemon Athletica Inc *	12,538	2,076
Macy’s Inc	9,629	198
Malibu Boats Inc, Cl A *	3,654	131
Marriott International Inc/MD, Cl A	15,715	1,962
MasterCraft Boat Holdings Inc *	1,605	32
McDonald’s Corp	12,181	2,415
NIKE Inc, Cl B	23,970	1,849
NVR Inc *	180	576
Office Depot Inc	41,850	82
Planet Fitness Inc, Cl A *	15,955	1,220
PulteGroup Inc	94,658	2,934
Ralph Lauren Corp, Cl A	15,647	1,645
Red Robin Gourmet Burgers Inc *	2,814	72
Rent-A-Center Inc/TX, Cl A *	18,133	433
Ross Stores Inc	38,659	3,595
Starbucks Corp	68,623	5,219
Sturm Ruger & Co Inc	1,061	53
Target Corp	78,069	6,281
TJX Cos Inc/The	95,569	4,806
Toll Brothers Inc	24,252	843
Ulta Beauty Inc *	158	53

SEI Institutional Investments Trust / Annual Report / May 31, 2019	503

SCHEDULE OF INVESTMENTS

May 31, 2019

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Williams-Sonoma Inc	25,061	$1,466
Wingstop Inc	5,178	413
Winmark Corp	447	74
Yum China Holdings Inc	49,422	1,977
Yum! Brands Inc	27,038	2,767

		104,304

Consumer Staples — 8.0%
Boston Beer Co Inc/The, Cl A *	1,498	471
Bunge Ltd	14,713	769
Church & Dwight Co Inc	688	51
Clorox Co/The	15,910	2,368
Coca-Cola Co/The	32,829	1,613
Colgate-Palmolive Co	36,887	2,568
Costco Wholesale Corp	10,956	2,625
Edgewell Personal Care Co *	2,025	58
Estee Lauder Cos Inc/The, Cl A	44,025	7,089
Herbalife Nutrition Ltd *	10,120	423
Ingredion Inc	1,935	147
Inter Parfums Inc	3,102	201
Kimberly-Clark Corp	20,103	2,571
Lamb Weston Holdings Inc	2,129	126
Lancaster Colony Corp	5,733	825
Medifast Inc	1,919	247
Monster Beverage Corp *	18,058	1,117
Nu Skin Enterprises Inc, Cl A	15,253	712
PepsiCo Inc	57,776	7,395
Philip Morris International Inc	70,881	5,467
Procter & Gamble Co/The	140,750	14,485
Simply Good Foods Co/The *	11,014	237
Sysco Corp	63,015	4,337
TreeHouse Foods Inc *	8,504	443
Universal Corp/VA	2,880	163
US Foods Holding Corp *	21,330	737
USANA Health Sciences Inc *	3,195	226
Vector Group Ltd	12,845	115
Walmart Inc	115,478	11,714
WD-40 Co	1,704	266
Weis Markets Inc	2,080	79

		69,645

Energy — 3.9%
Arch Coal Inc	8,058	710
Cabot Oil & Gas Corp, Cl A	20,213	506
Cactus Inc, Cl A *	6,860	223
Chevron Corp	39,281	4,472
Cimarex Energy Co	2,576	147
ConocoPhillips	153,378	9,043
CONSOL Energy Inc *	5,939	156
Delek US Holdings Inc	10,259	314
DHT Holdings Inc	16,586	92
DMC Global Inc	390	26

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
EOG Resources Inc	7,386	$605
Exxon Mobil Corp	43,017	3,044
Helix Energy Solutions Group Inc *	25,050	169
Hess Corp	7,071	395
HollyFrontier Corp	21,822	829
Jagged Peak Energy Inc *	10,102	84
Occidental Petroleum Corp	76,833	3,824
PBF Energy Inc, Cl A	36,895	974
Peabody Energy Corp	22,722	535
Phillips 66	59,482	4,806
ProPetro Holding Corp *	12,801	249
Renewable Energy Group Inc *	8,054	126
SEACOR Holdings Inc *	3,554	148
Valero Energy Corp	32,260	2,271
W&T Offshore Inc *	16,560	70
World Fuel Services Corp	2,611	76

		33,894

Financials — 14.4%
Aflac Inc	38,383	1,969
Allstate Corp/The	22,352	2,135
Ally Financial Inc	100,163	2,892
American Equity Investment Life Holding Co	15,955	452
American International Group Inc	26,636	1,360
Arbor Realty Trust Inc ‡	9,778	120
Arch Capital Group Ltd *	51,784	1,783
Argo Group International Holdings Ltd	3,186	225
Artisan Partners Asset Management Inc, Cl A	20,147	476
Associated Banc-Corp	48,233	955
Athene Holding Ltd, Cl A *	14,352	583
AXA Equitable Holdings Inc	63,616	1,307
Axis Capital Holdings Ltd	33,989	2,025
Bank of America Corp	30,622	815
Bridge Bancorp Inc	2,997	83
Brighthouse Financial Inc *	6,524	232
BrightSphere Investment Group PLC	14,536	156
Cambridge Bancorp	596	49
Cannae Holdings Inc *	12,433	316
Capital One Financial Corp	80,359	6,900
Capitol Federal Financial Inc	16,168	215
CBTX Inc	2,981	81
Central Pacific Financial Corp	5,099	142
Cincinnati Financial Corp	10,251	1,007
CIT Group Inc	31,316	1,489
Citigroup Inc	167,489	10,409
Citizens Financial Group Inc	50,176	1,635
Cohen & Steers Inc	8,566	439
Comerica Inc	29,282	2,015
Cowen Inc, Cl A *	3,100	47
Diamond Hill Investment Group Inc	990	142
Enova International Inc *	5,940	127
Everest Re Group Ltd	5,111	1,266

504	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Exantas Capital Corp ‡	4,722	$51
FactSet Research Systems Inc	4,719	1,313
FGL Holdings	70,839	563
Fifth Third Bancorp	227,495	6,029
Financial Institutions Inc	4,769	129
First BanCorp/Puerto Rico	14,431	144
First Hawaiian Inc	23,920	595
First Internet Bancorp	25	1
Flagstar Bancorp Inc	7,109	224
Franklin Resources Inc	92,597	2,946
Hartford Financial Services Group Inc/The	23,899	1,259
Health Insurance Innovations Inc, Cl A *	986	25
HomeStreet Inc *	5,759	164
JPMorgan Chase & Co	71,094	7,533
Kearny Financial Corp/MD	11,449	154
Kemper Corp	9,384	779
Legg Mason Inc	26,321	938
LPL Financial Holdings Inc	15,324	1,229
Meridian Bancorp Inc	6,031	104
MetLife Inc	151,283	6,991
Metropolitan Bank Holding Corp *	1,009	40
MGIC Investment Corp *	38,166	517
Morningstar Inc	2,300	322
National General Holdings Corp	10,987	250
Navient Corp	8,201	107
New York Community Bancorp Inc	199,782	1,984
NMI Holdings Inc, Cl A *	10,278	280
OneMain Holdings Inc, Cl A	12,827	383
PCSB Financial Corp	2,567	50
PennyMac Mortgage Investment Trust ‡	10,672	222
Popular Inc	25,242	1,318
Progressive Corp/The	33,071	2,622
Prudential Financial Inc	56,647	5,233
Radian Group Inc	38,482	864
Reinsurance Group of America Inc, Cl A	7,289	1,079
RenaissanceRe Holdings Ltd	4,574	798
Republic Bancorp Inc/KY, Cl A	848	39
S&P Global Inc	14,349	3,069
Santander Consumer USA Holdings Inc	20,713	464
SLM Corp	79,014	751
Southern National Bancorp of Virginia Inc	3,607	50
Synchrony Financial	127,332	4,282
T Rowe Price Group Inc	124,620	12,604
TFS Financial Corp	6,252	107
Travelers Cos Inc/The	16,304	2,373
TriState Capital Holdings Inc *	5,219	107
Unum Group	20,517	646
US Bancorp	88,593	4,447
Voya Financial Inc	47,198	2,404
Waddell & Reed Financial Inc, Cl A	33,128	535
Wells Fargo & Co	15,703	697
WR Berkley Corp	16,713	1,040

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zions Bancorp NA	33,619	$1,448

		126,150

Health Care — 12.7%
AbbVie Inc	1,104	85
Agilent Technologies Inc	28,068	1,882
Alexion Pharmaceuticals Inc *	4,206	478
AmerisourceBergen Corp, Cl A	12,238	953
Amgen Inc	62,972	10,497
Baxter International Inc	141,277	10,375
Biogen Inc *	8,322	1,825
BioSpecifics Technologies Corp *	1,025	61
Bristol-Myers Squibb Co	90,595	4,110
Bruker Corp	18,242	762
Cardinal Health Inc	32,170	1,353
Cardiovascular Systems Inc *	6,019	234
Celgene Corp *	7,360	690
Centene Corp *	3,554	205
Cerner Corp	7,604	532
Chemed Corp	1,975	648
DENTSPLY SIRONA Inc	3,312	178
Eli Lilly & Co	39,018	4,524
Exelixis Inc *	21,228	416
Genomic Health Inc *	3,759	196
Gilead Sciences Inc	53,497	3,330
IDEXX Laboratories Inc *	2,366	591
Incyte Corp *	3,575	281
Jazz Pharmaceuticals PLC *	611	77
Johnson & Johnson	69,255	9,083
MannKind Corp *	22,525	26
Masimo Corp *	14,459	1,890
McKesson Corp	38,560	4,710
Medpace Holdings Inc *	3,102	168
Medtronic PLC	39,729	3,678
Merck & Co Inc	154,561	12,243
Meridian Bioscience Inc	10,484	119
Merit Medical Systems Inc *	3,522	182
Molina Healthcare Inc *	9,962	1,417
National HealthCare Corp	1,575	122
Orthofix Medical Inc *	1,713	85
Pacira BioSciences Inc *	1,525	66
PDL BioPharma Inc *	31,897	90
Pfizer Inc	251,636	10,448
Premier Inc, Cl A *	20,614	758
UnitedHealth Group Inc	31,347	7,580
Varian Medical Systems Inc *	32,870	4,150
Veeva Systems Inc, Cl A *	8,779	1,355
Veracyte Inc *	2,523	57
Vericel Corp *	5,415	85
Vertex Pharmaceuticals Inc *	14,247	2,368
Waters Corp *	20,408	4,096
WellCare Health Plans Inc *	3,680	1,016

SEI Institutional Investments Trust / Annual Report / May 31, 2019	505

SCHEDULE OF INVESTMENTS

May 31, 2019

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zoetis Inc, Cl A	4,416	$446

		110,521

Industrials — 10.0%
3M Co	8,905	1,423
Aerovironment Inc *	3,733	242
AGCO Corp	653	43
Allison Transmission Holdings Inc, Cl A	34,993	1,448
ArcBest Corp	6,164	155
Arconic Inc	78,593	1,721
Armstrong World Industries Inc	7,807	692
Astronics Corp *	2,865	117
Atkore International Group Inc *	5,967	140
Barrett Business Services Inc	1,346	97
BMC Stock Holdings Inc *	28,795	577
Boeing Co/The	3,233	1,104
Brady Corp, Cl A	22,802	1,056
Carlisle Cos Inc	18,052	2,407
CH Robinson Worldwide Inc	17,741	1,413
Chart Industries Inc *	4,521	346
Cintas Corp	11,023	2,445
CSW Industrials Inc	4,656	298
Cummins Inc	12,966	1,955
EMCOR Group Inc	16,828	1,356
Emerson Electric Co	20,638	1,243
Encore Wire Corp	3,680	184
Energy Recovery Inc *	6,414	61
Ennis Inc	6,445	119
Expeditors International of Washington Inc	106,783	7,431
FTI Consulting Inc *	7,764	652
Generac Holdings Inc *	10,803	596
Graco Inc	19,387	915
Great Lakes Dredge & Dock Corp *	10,172	108
Harris Corp	2,930	548
HD Supply Holdings Inc *	8,779	364
HEICO Corp	447	54
Heidrick & Struggles International Inc	7,811	237
Herman Miller Inc	26,881	954
Hillenbrand Inc	9,036	336
Honeywell International Inc	45,975	7,554
Hurco Cos Inc	1,616	57
IDEX Corp	9,149	1,397
Illinois Tool Works Inc	15,009	2,096
Insperity Inc	6,545	745
John Bean Technologies Corp	1,682	173
Kaman Corp	3,458	192
Kimball International Inc, Cl B	11,111	172
Kratos Defense & Security Solutions Inc *	7,649	169
L3 Technologies Inc	2,828	685
Landstar System Inc	17,736	1,707
Lennox International Inc	4,515	1,192
Lockheed Martin Corp	6,644	2,249

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ManpowerGroup Inc	18,852	$1,612
Meritor Inc *	14,431	291
National Presto Industries Inc	816	80
Navigant Consulting Inc	8,954	197
Norfolk Southern Corp	3,680	718
PACCAR Inc	130,773	8,607
Raytheon Co	23,945	4,178
Republic Services Inc, Cl A	26,952	2,280
Robert Half International Inc	20,920	1,123
Rockwell Automation Inc	11,622	1,730
Simpson Manufacturing Co Inc	11,608	706
SkyWest Inc	8,070	474
Snap-on Inc	6,695	1,044
Steelcase Inc, Cl A	33,171	532
Thomson Reuters Corp	11,176	712
Timken Co/The	2,786	123
Toro Co/The	12,317	803
TrueBlue Inc *	5,849	124
UniFirst Corp/MA	6,161	978
United Continental Holdings Inc *	26,504	2,058
United Technologies Corp	25,871	3,268
Universal Logistics Holdings Inc	1,284	24
Vectrus Inc *	3,420	121
Waste Management Inc	24,467	2,675
WW Grainger Inc	5,485	1,435

		87,118

Information Technology — 22.9%
Acacia Communications Inc *	4,942	230
Accenture PLC, Cl A	50,852	9,055
Amdocs Ltd	11,159	663
Amkor Technology Inc *	7,668	50
Amphenol Corp, Cl A	18,297	1,592
Apple Inc	69,445	12,158
Applied Materials Inc	11,293	437
Aspen Technology Inc *	7,071	803
Automatic Data Processing Inc	14,292	2,288
Avnet Inc	32,125	1,312
AVX Corp	8,306	123
Benchmark Electronics Inc	5,444	120
Booz Allen Hamilton Holding Corp, Cl A	17,582	1,111
Broadridge Financial Solutions Inc	14,617	1,825
Cadence Design Systems Inc *	61,351	3,900
ChannelAdvisor Corp *	4,150	38
Ciena Corp *	24,156	844
Cisco Systems Inc	287,091	14,937
Citrix Systems Inc	74,182	6,982
Cognizant Technology Solutions Corp, Cl A	33,835	2,095
CommVault Systems Inc *	4,004	184
Dell Technologies Inc, Cl C *	18,873	1,124
Diodes Inc *	15,297	473
Dolby Laboratories Inc, Cl A	18,582	1,152

506	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
DXC Technology Co	76,849	$3,653
EVERTEC Inc	10,803	310
F5 Networks Inc *	3,259	430
Fabrinet *	6,414	274
Fiserv Inc *	22,236	1,909
Fortinet Inc *	24,204	1,754
Hewlett Packard Enterprise Co	74,824	1,027
HP Inc	335,157	6,261
Insight Enterprises Inc *	10,227	527
Intel Corp	62,612	2,757
International Business Machines Corp	80,796	10,260
Intuit Inc	17,223	4,217
j2 Global Inc	13,363	1,126
Jabil Inc	45,669	1,123
Jack Henry & Associates Inc	9,029	1,185
Juniper Networks Inc	75,665	1,862
Keysight Technologies Inc *	16,665	1,252
KLA-Tencor Corp	7,611	785
Lam Research Corp	14,308	2,498
Lattice Semiconductor Corp *	16,560	212
Mastercard Inc, Cl A	16,956	4,264
MAXIMUS Inc	8,684	619
Micron Technology Inc *	103,035	3,360
Microsoft Corp	197,464	24,422
MobileIron Inc *	12,906	72
Monotype Imaging Holdings Inc	7,360	120
Motorola Solutions Inc	6,252	938
Nanometrics Inc *	8,142	232
Napco Security Technologies Inc *	2,103	56
National Instruments Corp	2,692	104
NetApp Inc	88,972	5,267
NIC Inc	14,398	230
Oracle Corp	228,051	11,539
Paychex Inc	29,489	2,530
PayPal Holdings Inc *	30,596	3,358
Photronics Inc *	14,218	115
Progress Software Corp	8,774	359
QUALCOMM Inc	35,148	2,349
Quantenna Communications Inc *	5,940	144
salesforce.com Inc *	28,835	4,366
SPS Commerce Inc *	2,997	306
Sykes Enterprises Inc *	9,224	228
Symantec Corp	12,778	239
Tech Data Corp *	17,392	1,577
Teradata Corp *	13,678	470
Teradyne Inc	43,654	1,840
Texas Instruments Inc	9,745	1,017
Unisys Corp *	15,523	151
VeriSign Inc *	21,639	4,219
Viavi Solutions Inc *	19,872	239
Visa Inc, Cl A	52,825	8,522
Vishay Intertechnology Inc	32,061	489

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
VMware Inc, Cl A	13,414	$2,374
Western Union Co/The	17,173	333
Xerox Corp	89,494	2,739
Xilinx Inc	32,936	3,370
Zebra Technologies Corp, Cl A *	1,288	221

		199,696

Materials — 2.4%
Air Products & Chemicals Inc	12,864	2,619
Avery Dennison Corp	10,477	1,090
Ball Corp	40,325	2,476
Bemis Co Inc	10,614	619
Boise Cascade Co	11,968	266
Cleveland-Cliffs Inc	14,326	125
Domtar Corp	17,637	742
FMC Corp	687	50
FutureFuel Corp	2,529	26
Huntsman Corp	28,841	501
Innospec Inc	4,363	352
Intrepid Potash Inc *	15,199	48
Kronos Worldwide Inc	4,364	55
Linde PLC	5,678	1,025
Louisiana-Pacific Corp	42,024	959
LyondellBasell Industries NV, Cl A	53,092	3,942
Nucor Corp	44,994	2,160
PPG Industries Inc	14,413	1,508
Silgan Holdings Inc	9,063	263
Sonoco Products Co	11,534	713
Stepan Co	6,254	531
Trinseo SA	6,569	242
Verso Corp *	3,549	61
Warrior Met Coal Inc	19,613	506
WR Grace & Co	2,707	191

		21,070

Real Estate — 2.9%
Americold Realty Trust ‡	11,408	357
Brandywine Realty Trust ‡	20,247	306
CareTrust Inc ‡	14,431	351
CBRE Group Inc, Cl A *	2,970	136
CorEnergy Infrastructure Trust Inc ‡	1,264	49
Cushman & Wakefield PLC *	8,148	137
Duke Realty Corp	14,398	433
EastGroup Properties Inc ‡	6,308	700
Equity Commonwealth ‡	38,351	1,249
Essential Properties Realty Trust Inc ‡	6,387	136
First Industrial Realty Trust Inc ‡	24,843	862
Four Corners Property Trust Inc ‡	6,659	191
Gladstone Commercial Corp ‡	5,047	106
Hannon Armstrong Sustainable Infrastructure Capital Inc ‡	10,751	279
HCP Inc	26,469	839

SEI Institutional Investments Trust / Annual Report / May 31, 2019	507

SCHEDULE OF INVESTMENTS

May 31, 2019

U.S. Equity Factor Allocation Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Healthcare Trust of America Inc, Cl A ‡	6,659	$192
Hospitality Properties Trust ‡	14,548	362
Host Hotels & Resorts Inc	45,658	827
JBG SMITH Properties ‡	20,581	813
Liberty Property Trust ‡	8,459	402
Medical Properties Trust Inc ‡	112,889	2,007
Mid-America Apartment Communities Inc	2,475	283
NorthStar Realty Europe Corp ‡	7,964	131
Paramount Group Inc ‡	22,227	317
Park Hotels & Resorts Inc ‡	59,527	1,644
Piedmont Office Realty Trust Inc, Cl A ‡	17,188	349
Prologis Inc	78,929	5,815
PS Business Parks Inc ‡	1,446	233
Public Storage	408	97
Realogy Holdings Corp	32,440	230
Realty Income Corp	2,115	148
RMR Group Inc/The	1,346	65
SL Green Realty Corp	2,250	193
Spirit Realty Capital Inc ‡	7,829	334
STAG Industrial Inc ‡	17,664	515
UDR Inc	3,496	157
Ventas Inc	2,025	130
VEREIT Inc ‡	346,304	3,075
Weingarten Realty Investors ‡	527	15
Welltower Inc	9,179	746
Weyerhaeuser Co	8,999	205

		25,416

Utilities — 2.0%
AES Corp/VA	118,494	1,872
CenterPoint Energy Inc	115,267	3,278
Exelon Corp	144,385	6,942
National Fuel Gas Co	5,309	283
NRG Energy Inc	38,271	1,303
OGE Energy Corp	36,011	1,497
Portland General Electric Co	21,462	1,134
UGI Corp	19,572	1,010

		17,319
Total Common Stock (Cost $849,389) ($ Thousands)		860,689

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 2.8%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	24,466,652	$24,467
Total Cash Equivalent (Cost $24,467) ($ Thousands)		24,467

Total Investments in Securities — 101.4% (Cost $873,856) ($ Thousands)		$885,156

508	SEI Institutional Investments Trust / Annual Report / May 31, 2019

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized (Depreciation) (Thousands)
S&P 500 Index E-MINI	63	Jun-2019	$ 9,138	$ 8,671	$ (467)

Percentages are based on Net Assets of $873,180 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2019.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$ 860,689	$ –	$ –	$ 860,689
Cash Equivalent	24,467	–	–	24,467

Total Investments in Securities	$ 885,156	$ –	$ –	$ 885,156

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$ (467)	$ –	$ –	$ (467)

Total Other Financial Instruments	$ (467)	$ –	$ –	$ (467)

*Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 28,900	$ 92,557	$ (96,990)	$ -	$ -	$ 24,467	24,466,652	$ 220	$ -

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	509

SCHEDULE OF INVESTMENTS

May 31, 2019

U.S. Managed Volatility Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.7%

Communication Services — 9.0%
AT&T Inc	489,800	$14,978
BCE Inc	86,000	3,871
Cable One Inc	4,495	5,021
CBS Corp, Cl B	15,261	737
China Mobile Ltd ADR	87,300	3,825
Cinemark Holdings Inc	116,744	4,435
Cogeco Communications Inc	13,400	919
Comcast Corp, Cl A	287,600	11,792
Emerald Expositions Events Inc	26,260	307
Fluent Inc *	41,724	204
IAC/InterActiveCorp *	9,438	2,084
John Wiley & Sons Inc, Cl A	6,787	284
Liberty Latin America Ltd, Cl A *	7,450	127
Madison Square Garden Co/The, Cl A *	15,518	4,591
MSG Networks Inc *	22,623	478
Nippon Telegraph & Telephone Corp ADR	86,900	3,877
NTT DOCOMO Inc ADR	146,600	3,370
Omnicom Group Inc	127,890	9,894
SK Telecom Co Ltd ADR	172,800	4,014
Verizon Communications Inc	438,044	23,808
Walt Disney Co/The	42,750	5,645
World Wrestling Entertainment Inc, Cl A	5,641	410
Zynga Inc, Cl A *	201,703	1,269

		105,940

Consumer Discretionary — 6.9%
AutoZone Inc *	12,200	12,531
Barnes & Noble Education Inc *	9,025	29
Bed Bath & Beyond Inc	90,600	1,150
Big Lots Inc	28,000	773
Booking Holdings Inc *	2,377	3,937
Bright Horizons Family Solutions Inc *	4,784	656
Brinker International Inc	99,200	3,727
Callaway Golf Co	12,885	189
Canadian Tire Corp Ltd, Cl A	51,400	5,140
Career Education Corp *	5,534	104
Cavco Industries Inc *	1,199	172
Cheesecake Factory Inc/The	12,902	558
Churchill Downs Inc	7,038	694
Chuy’s Holdings Inc *	2,344	52
Cracker Barrel Old Country Store Inc	5,530	869
Crocs Inc *	17,911	346
Del Taco Restaurants Inc *	15,961	173
eBay Inc	94,011	3,378
Ford Motor Co	452,900	4,311
Graham Holdings Co, Cl B	1,197	814
H&R Block Inc	153,678	4,034
Hamilton Beach Brands Holding Co, Cl A	1,818	32
Hilton Grand Vacations Inc *	12,842	326
K12 Inc *	7,976	244
Kohl’s Corp	74,400	3,669

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MasterCraft Boat Holdings Inc *	2,234	$44
NVR Inc *	440	1,409
PetMed Express Inc	16,142	282
Potbelly Corp *	4,739	24
Regis Corp *	2,719	51
Sally Beauty Holdings Inc *	137,600	2,089
Six Flags Entertainment Corp	20,451	1,009
Target Corp	242,100	19,477
Texas Roadhouse Inc, Cl A	2,218	114
Toyota Motor Corp ADR	20,000	2,351
Tupperware Brands Corp	14,205	264
Ulta Beauty Inc *	13,767	4,590
Wingstop Inc	5,443	434
Wyndham Destinations Inc	26,426	1,051

		81,097

Consumer Staples — 13.3%
Altria Group Inc	254,111	12,467
Boston Beer Co Inc/The, Cl A *	460	145
Calavo Growers Inc	6,242	546
Cal-Maine Foods Inc	15,889	588
Clorox Co/The	30,988	4,611
Coca-Cola Co/The	151,262	7,431
Colgate-Palmolive Co	4,678	326
Costco Wholesale Corp	17,047	4,084
Craft Brew Alliance Inc *	1,281	18
Flowers Foods Inc	114,300	2,557
Freshpet Inc *	4,429	206
General Mills Inc	11,249	556
Hershey Co/The	46,959	6,197
Hostess Brands Inc, Cl A *	28,891	387
Ingredion Inc	46,100	3,511
J&J Snack Foods Corp	3,485	560
JM Smucker Co/The	112,400	13,663
John B Sanfilippo & Son Inc	1,360	104
Kellogg Co	72,400	3,805
Keurig Dr Pepper Inc	67,902	1,914
Kimberly-Clark Corp	43,965	5,623
Kroger Co/The	418,000	9,535
Lamb Weston Holdings Inc	66,221	3,924
Lancaster Colony Corp	5,520	794
MGP Ingredients Inc	3,708	223
PepsiCo Inc	51,146	6,547
Performance Food Group Co *	16,083	633
Philip Morris International Inc	55,055	4,246
Procter & Gamble Co/The	64,473	6,635
Simply Good Foods Co/The *	2,845	61
Sysco Corp	89,792	6,179
Tootsie Roll Industries Inc	7,500	285
Tyson Foods Inc, Cl A	235,804	17,895
Universal Corp/VA	8,471	479
USANA Health Sciences Inc *	4,307	305

510	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vector Group Ltd	25,555	$229
Walgreens Boots Alliance Inc	298,000	14,703
Walmart Inc	147,100	14,922

		156,894

Energy — 2.4%
Arch Coal Inc	4,051	357
Baker Hughes a GE Co, Cl A	23,857	511
Chevron Corp	69,100	7,867
Exxon Mobil Corp	94,700	6,702
NACCO Industries Inc, Cl A	1,599	80
Par Pacific Holdings Inc *	30,727	602
Phillips 66	85,200	6,884
REX American Resources Corp *	1,363	92
Valero Energy Corp	82,400	5,801

		28,896

Financials — 15.6%
ACNB Corp	799	29
Aflac Inc	322,800	16,560
AG Mortgage Investment Trust Inc ‡	1,368	21
Allstate Corp/The	196,700	18,787
American Financial Group Inc/OH	124,601	12,236
American National Insurance Co	13,130	1,489
Annaly Capital Management Inc ‡	1,234,080	10,872
Anworth Mortgage Asset Corp	11,203	42
Apollo Commercial Real Estate Finance Inc	258,351	4,748
Arch Capital Group Ltd *	84,105	2,896
Ares Commercial Real Estate Corp	11,694	172
ARMOUR Residential REIT Inc ‡	25,283	440
B. Riley Financial Inc	5,528	110
Bank of NT Butterfield & Son Ltd/The	18,833	622
Baycom Corp *	2,265	50
BB&T Corp	51,900	2,426
BCB Bancorp Inc	6,000	73
Berkshire Hathaway Inc, Cl B *	96,300	19,012
Blackstone Mortgage Trust Inc, Cl A ‡	21,410	755
Brown & Brown Inc	17,423	550
Canadian Imperial Bank of Commerce	50,500	3,828
Capitol Federal Financial Inc	21,608	287
Cboe Global Markets Inc	49,938	5,420
Century Bancorp Inc/MA, Cl A	1,445	129
Civista Bancshares Inc	3,060	66
CME Group Inc, Cl A	36,332	6,980
CNA Financial Corp	72,000	3,237
Codorus Valley Bancorp Inc	174	4
Community Bankers Trust Corp	12,396	90
Community Financial Corp/The	121	4
Dynex Capital Inc	25,208	139
Eagle Bancorp Inc	7,673	407
Employers Holdings Inc	1,991	83
Essent Group Ltd *	16,657	782

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Exantas Capital Corp ‡	9,860	$107
FactSet Research Systems Inc	5,014	1,395
FBL Financial Group Inc, Cl A	1,362	84
FGL Holdings	39,810	316
First Bancshares Inc/The	986	29
First Business Financial Services Inc	1,975	45
Global Indemnity Ltd	2,058	61
Granite Point Mortgage Trust Inc	15,421	287
Hartford Financial Services Group Inc/The	104,800	5,519
HomeTrust Bancshares Inc	4,794	117
Houlihan Lokey Inc, Cl A	7,822	354
Invesco Mortgage Capital Inc	6,836	105
Investar Holding Corp	568	14
JPMorgan Chase & Co	37,900	4,016
Kemper Corp	2,167	180
Kingstone Cos Inc	4,620	41
Kinsale Capital Group Inc	1,519	127
Loblaw Cos Ltd	76,100	3,904
Malvern Bancorp Inc *	301	6
MarketAxess Holdings Inc	17,145	5,106
Mercury General Corp	11,902	686
Meta Financial Group Inc	3,437	90
MFA Financial Inc ‡	505,099	3,556
Moelis & Co, Cl A	10,296	327
Morningstar Inc	9,883	1,384
Mr Cooper Group Inc *	17,131	130
National Bank of Canada	73,600	3,305
National General Holdings Corp	9,924	225
Nicolet Bankshares Inc *	4,126	241
Northeast Bank	12,337	255
Ohio Valley Banc Corp	1,257	46
Old Line Bancshares Inc	11,517	284
Old Second Bancorp Inc	4,746	58
Orrstown Financial Services Inc	3,826	81
Parke Bancorp Inc	3,058	62
PCSB Financial Corp	13,753	270
Peoples Bancorp of North Carolina Inc	429	12
Popular Inc	10,251	535
Progressive Corp/The	44,949	3,564
Ready Capital Corp	17,951	262
Reinsurance Group of America Inc, Cl A	28,600	4,235
Riverview Bancorp Inc	3,807	30
Safety Insurance Group Inc	5,732	522
Southern National Bancorp of Virginia Inc	11,477	158
Starwood Property Trust Inc ‡	320,532	7,068
Stock Yards Bancorp Inc	1,481	49
TFS Financial Corp	6,993	120
Third Point Reinsurance Ltd *	47,335	481
Timberland Bancorp Inc/WA	9,702	237
Toronto-Dominion Bank/The	75,600	4,133
TPG RE Finance Trust Inc	8,808	169
Travelers Cos Inc/The	38,400	5,590

SEI Institutional Investments Trust / Annual Report / May 31, 2019	511

SCHEDULE OF INVESTMENTS

May 31, 2019

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Two Harbors Investment Corp ‡	250,500	$3,061
United Security Bancshares/Fresno CA	569	6
Unity Bancorp Inc	3,935	79
US Bancorp	137,200	6,887
Veritex Holdings Inc	22,980	584
Virtu Financial Inc, Cl A	30,054	692
Waterstone Financial Inc	2,139	35

		184,668

Health Care — 10.8%
AbbVie Inc	71,100	5,454
Amedisys Inc *	650	73
Amgen Inc	30,300	5,051
Amphastar Pharmaceuticals Inc *	12,377	238
Anika Therapeutics Inc *	3,588	136
Anthem Inc	2,646	736
Bio-Rad Laboratories Inc, Cl A *	13,390	3,842
CareDx Inc *	4,253	134
Codexis Inc *	1,106	20
Computer Programs & Systems Inc	1,184	31
Dova Pharmaceuticals Inc *	5,617	50
Eli Lilly & Co	141,000	16,348
Emergent BioSolutions Inc *	3,739	149
Enzo Biochem Inc *	33,146	107
Gilead Sciences Inc	92,000	5,727
Haemonetics Corp *	5,506	534
HCA Healthcare Inc	62,100	7,512
Humana Inc	17,146	4,198
Intersect ENT Inc *	641	15
Johnson & Johnson	192,000	25,181
Kindred Biosciences Inc *	2,506	20
LeMaitre Vascular Inc	13,778	356
Luminex Corp	6,874	145
Merck & Co Inc	281,400	22,290
Myriad Genetics Inc *	8,153	202
NanoString Technologies Inc *	15,978	454
PDL BioPharma Inc *	20,520	58
Pfizer Inc	647,500	26,884
Phibro Animal Health Corp, Cl A	6,636	196
Prestige Consumer Healthcare Inc *	8,186	238
Tactile Systems Technology Inc *	3,756	180
US Physical Therapy Inc	1,378	154
Veracyte Inc *	1,080	24
West Pharmaceutical Services Inc	5,912	677

		127,414

Industrials — 9.0%
ADT Inc	181,086	1,059
Advanced Disposal Services Inc, Cl A *	24,341	782
Aerovironment Inc *	2,415	156
Allison Transmission Holdings Inc, Cl A	179,500	7,429
BWX Technologies Inc	60,991	2,839

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Carlisle Cos Inc	17,659	$2,354
Eaton Corp PLC	88,900	6,622
Expeditors International of Washington Inc	21,597	1,503
FedEx Corp	10,400	1,605
Forrester Research Inc	2,078	95
General Dynamics Corp	1,605	258
Honeywell International Inc	13,005	2,137
Huntington Ingalls Industries Inc	27,000	5,538
Lawson Products Inc/DE *	998	37
Lockheed Martin Corp	15,898	5,382
National Presto Industries Inc	4,186	410
Omega Flex Inc	926	79
Raytheon Co	77,124	13,458
Republic Services Inc, Cl A	246,358	20,839
Schneider National Inc, Cl B	16,470	277
Toro Co/The	41,894	2,730
United Technologies Corp	76,600	9,675
Vectrus Inc *	10,467	369
Waste Management Inc	193,325	21,140

		106,773

Information Technology — 14.9%
Alpha & Omega Semiconductor Ltd *	5,151	44
Amdocs Ltd	359,891	21,385
Apple Inc	43,300	7,581
Aspen Technology Inc *	1,383	157
Automatic Data Processing Inc	31,430	5,033
Booz Allen Hamilton Holding Corp, Cl A	90,205	5,698
Cadence Design Systems Inc *	17,173	1,092
Calix Inc *	5,434	33
Canon Inc ADR	94,900	2,659
CDK Global Inc	79,188	3,833
CDW Corp/DE	13,121	1,292
Cisco Systems Inc	463,800	24,131
CommVault Systems Inc *	555	26
Corning Inc	138,500	3,994
Cree Inc *	2,322	128
CSG Systems International Inc	108,472	4,865
Diodes Inc *	3,981	123
Dolby Laboratories Inc, Cl A	893	55
Ebix Inc	10,245	481
F5 Networks Inc *	35,600	4,702
FLIR Systems Inc	28,064	1,356
Genpact Ltd	114,371	4,134
Intel Corp	452,000	19,906
International Business Machines Corp	89,200	11,327
Jack Henry & Associates Inc	3,312	435
KLA-Tencor Corp	39,800	4,102
Maxim Integrated Products Inc	44,737	2,353
Monotype Imaging Holdings Inc	10,766	175
Motorola Solutions Inc	76,252	11,434
MTS Systems Corp	3,567	194

512	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
National Instruments Corp	99,522	$3,841
NVE Corp	1,291	94
Oracle Corp	191,500	9,690
Paychex Inc	86,203	7,395
PRGX Global Inc *	3,016	20
Ribbon Communications Inc *	4,682	20
Science Applications International Corp	8,377	643
SecureWorks Corp *	13,089	191
Sykes Enterprises Inc *	4,403	109
Symantec Corp	149,283	2,796
Teradata Corp *	16,403	563
TTEC Holdings Inc	3,563	141
Viavi Solutions Inc *	2,306	28
Western Union Co/The	372,900	7,234

		175,493

Materials — 2.6%
Ardagh Group SA, Cl A	18,640	267
Eastman Chemical Co	62,390	4,050
Gold Resource Corp	71,120	202
Hawkins Inc	2,052	73
Materion Corp	2,217	134
NewMarket Corp	697	270
Newmont Goldcorp Corp	90,944	3,009
Royal Gold Inc	47,896	4,214
Sealed Air Corp	120,900	5,066
Silgan Holdings Inc	106,000	3,073
Sonoco Products Co	170,069	10,515
Valvoline Inc	11,330	198

		31,071

Real Estate — 4.1%
Apple Hospitality REIT Inc ‡	275,637	4,256
CareTrust REIT Inc ‡	19,576	476
CoreCivic Inc ‡	28,880	633
Cousins Properties Inc ‡	3,461	31
Gaming and Leisure Properties Inc ‡	154,200	6,089
Getty Realty Corp ‡	73,785	2,284
Gladstone Commercial Corp ‡	4,868	103
Kennedy-Wilson Holdings Inc	2,930	60
Maui Land & Pineapple Co Inc *	1,950	20
National Health Investors Inc ‡	53,702	4,218
Omega Healthcare Investors Inc ‡	140,100	4,990
Piedmont Office Realty Trust Inc, Cl A ‡	226,600	4,607
PS Business Parks Inc ‡	6,892	1,109
Retail Properties of America Inc, Cl A ‡	248,400	2,954
RMR Group Inc/The	4,225	204
Senior Housing Properties Trust ‡	239,000	1,883
St Joe Co/The *	68	1
Terreno Realty Corp ‡	22,599	1,033
VEREIT Inc ‡	825,700	7,332

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
VICI Properties Inc ‡	248,988	$5,523

		47,806

Utilities — 10.1%
ALLETE Inc	8,574	702
Ameren Corp	105,960	7,771
American Electric Power Co Inc	123,938	10,674
Atlantic Power Corp *	55,311	129
Avista Corp	12,213	510
CenterPoint Energy Inc	91,147	2,592
Chesapeake Utilities Corp	7,671	696
CMS Energy Corp	92,263	5,177
Dominion Energy Inc	12,869	967
DTE Energy Co	107,366	13,471
Edison International	118,100	7,012
El Paso Electric Co	13,909	809
Entergy Corp	137,900	13,386
Exelon Corp	426,200	20,492
FirstEnergy Corp	165,900	6,842
Hawaiian Electric Industries Inc	77,367	3,214
IDACORP Inc	8,567	859
MGE Energy Inc	11,012	729
New Jersey Resources Corp	572	27
NextEra Energy Inc	36,571	7,249
Northwest Natural Holding Co	10,385	715
NorthWestern Corp	10,765	764
Pinnacle West Capital Corp	64,010	6,011
PNM Resources Inc	12,663	597
Portland General Electric Co	13,382	707
PPL Corp	38,577	1,148
Public Service Enterprise Group Inc	70,900	4,166
Southwest Gas Holdings Inc	7,482	637
Spire Inc	10,622	885
Unitil Corp	13,129	747

		119,685

Total Common Stock (Cost $990,154) ($ Thousands)		1,165,737

CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	9,925,845	9,926

Total Cash Equivalent (Cost $9,926) ($ Thousands)		9,926

Total Investments in Securities — 99.5% (Cost $1,000,080) ($ Thousands)		$1,175,663

SEI Institutional Investments Trust / Annual Report / May 31, 2019	513

SCHEDULE OF INVESTMENTS

May 31, 2019

U.S. Managed Volatility Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	34	Jun-2019	$4,683	$4,679	$(4)

Percentages are based on Net Assets of $1,181,573 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2019.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

Cl — Class

Ltd. — Limited

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,165,737	$–	$–	$1,165,737
Cash Equivalent	9,926	–	–	9,926

Total Investments in Securities	$1,175,663	$–	$–	$1,175,663

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(4)	$–	$–	$(4)

Total Other Financial Instruments	$(4)	$–	$–	$(4)

*Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 15,317	$ 522,168	$ (527,559)	$ -	$ -	$ 9,926	9,925,845	$ 641	$ —

The accompanying notes are an integral part of the financial statements.

514	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SCHEDULE OF INVESTMENTS

May 31, 2019

Global Managed Volatility Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.9%

Australia — 2.8%
AGL Energy Ltd	605,003	$8,614
Alkane Resources Ltd *	116,713	28
Aurizon Holdings Ltd	654,778	2,350
AusNet Services	147,846	182
Coca-Cola Amatil Ltd	1,105,421	7,299
Cochlear Ltd	18,337	2,543
Computershare Ltd	223,176	2,579
Crown Resorts Ltd	154,973	1,345
CSL Ltd	35,901	5,111
Evolution Mining Ltd	128,884	346
Flight Centre Travel Group Ltd	5,190	157
Harvey Norman Holdings Ltd	131,398	379
Mirvac Group ‡	2,693,100	5,654
Newcrest Mining Ltd	380,667	7,177
Orica Ltd	2	–
QBE Insurance Group Ltd	132,660	1,073
Regis Resources Ltd	191,805	591
Rio Tinto Ltd	130,950	9,100
South32 Ltd	154,322	355
Stockland ‡	1,589,700	4,879
Tabcorp Holdings Ltd	240,977	753
Telstra Corp Ltd	2,106,117	5,326
Washington H Soul Pattinson & Co Ltd	16,621	257
Wesfarmers Ltd	139,308	3,576
Woolworths Group Ltd	7,288	158
		69,832

Austria — 0.3%
Agrana Beteiligungs AG	12,840	273
Erste Group Bank AG	65,259	2,309
EVN AG	7,223	104
Flughafen Wien AG	5,537	229
Oberbank AG	175	18
Oesterreichische Post AG	110,402	3,691
Telekom Austria AG, Cl A	52,295	397
UNIQA Insurance Group AG	7,500	67
Verbund AG, Cl A	17,700	884
Vienna Insurance Group AG Wiener Versicherung Gruppe	14,448	352
		8,324

Belgium — 0.6%
Ageas	186,638	9,085
Colruyt SA	44,027	3,263
Proximus SADP	37,879	1,095
UCB SA	5,331	407
		13,850

Canada — 5.6%
Argonaut Gold Inc *	40,700	50
Atco Ltd/Canada, Cl I	48,261	1,660
B2Gold Corp *	329,600	900
Bank of Montreal	141,593	10,277

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bank of Nova Scotia/The	106,000	$5,376
BCE Inc	77,100	3,471
Canadian Imperial Bank of Commerce	37,629	2,853
Canadian Tire Corp Ltd, Cl A	59,100	5,910
Canadian Utilities Ltd, Cl A	79,155	2,231
Centerra Gold Inc *	149,000	853
CGI Inc, Cl A *	56,700	4,132
Constellation Software Inc/Canada	4,927	4,265
Detour Gold Corp *	163,251	1,540
Dundee Precious Metals Inc *	87,900	243
Emera Inc	60,154	2,316
Empire Co Ltd, Cl A	45,257	1,043
Fairfax Financial Holdings Ltd	8,300	3,806
First Capital Realty Inc ‡	20,800	320
George Weston Ltd	82,189	6,138
Great-West Lifeco Inc	25,400	575
Guyana Goldfields Inc *	45,200	30
H&R Real Estate Investment Trust ‡	69,694	1,175
Hydro One Ltd (A)	23,600	400
Kinross Gold Corp *	223,200	730
Kirkland Lake Gold Ltd	113,900	3,939
Loblaw Cos Ltd	194,800	9,994
Lululemon Athletica Inc *	23,796	3,940
Metro Inc/CN, Cl A	21,200	774
Morguard Real Estate Investment Trust ‡	6,927	61
National Bank of Canada	91,194	4,095
OceanaGold Corp	386,300	1,066
Open Text Corp	27,900	1,109
Osisko Gold Royalties Ltd	87,200	908
Power Corp of Canada	76,300	1,608
Power Financial Corp	54,300	1,199
RioCan Real Estate Investment Trust ‡	94,473	1,822
Rogers Communications Inc, Cl B	377,096	19,835
Royal Bank of Canada	37,100	2,788
SEMAFO Inc *	117,800	353
SmartCentres Real Estate Investment Trust ‡	8,900	215
SSR Mining Inc *	7,075	83
TELUS Corp	296,001	10,930
Torex Gold Resources Inc *	68,944	632
Toronto-Dominion Bank/The	259,781	14,201
		139,846

Denmark — 0.4%
Carlsberg A/S, Cl B	66,423	8,710
Demant A/S *	828	28
Matas A/S	16,753	177
		8,915

Finland — 0.2%
Aktia Bank OYJ	2,298	22
Aspo OYJ	3,245	30
Fortum OYJ	64,789	1,381
Kesko OYJ, Cl B	17,467	915

SEI Institutional Investments Trust / Annual Report / May 31, 2019	515

SCHEDULE OF INVESTMENTS

May 31, 2019

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Olvi OYJ, Cl A	1,886	$69
Orion OYJ, Cl B	46,662	1,523
		3,940

France — 1.8%
AXA SA	53,842	1,325
Boiron SA	809	35
Cie des Alpes	2,525	73
Dassault Aviation SA	1,678	2,089
Engie SA	252,783	3,507
Eutelsat Communications SA	146,492	2,575
Fountaine Pajot SA	345	40
Hermes International	2,015	1,335
Sanofi	147,100	11,842
Societe BIC SA	61,953	4,826
Suez	5,645	75
TOTAL SA	220,300	11,450
Veolia Environnement SA	290,030	6,693
		45,865

Germany — 1.6%
Aareal Bank AG	26,040	761
adidas AG	14,550	4,154
Allianz SE	30,230	6,699
Bayerische Motoren Werke AG	45,600	3,152
Carl Zeiss Meditec AG	8,004	751
Deutsche Lufthansa AG	130,220	2,474
Deutsche Telekom AG	190,200	3,203
Evonik Industries AG	163,800	4,293
McKesson Europe AG	1,563	47
METRO AG	149,542	2,351
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	30,500	7,345
MVV Energie AG	1,870	52
RHOEN-KLINIKUM AG	34,544	980
RTL Group SA	21,720	1,038
Talanx AG	60,400	2,393
Wuestenrot & Wuerttembergische AG	17,260	361
		40,054

Hong Kong — 2.7%
ASM Pacific Technology Ltd	89,800	871
Chevalier International Holdings Ltd	14,000	21
Chinney Investments Ltd	88,000	30
CK Hutchison Holdings Ltd	213,500	2,016
CK Infrastructure Holdings Ltd	472,425	3,648
CLP Holdings Ltd	1,567,691	17,725
Fountain SET Holdings Ltd	386,000	56
Hang Seng Bank Ltd	105,411	2,642
HK Electric Investments & HK Electric Investments Ltd	1,795,021	1,756
HKT Trust & HKT Ltd	3,402,686	5,364
Hong Kong & China Gas Co Ltd	1,509,200	3,334
Hysan Development Co Ltd	75,684	394

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kerry Properties Ltd	1,389,500	$5,272
Langham Hospitality Investments and Langham Hospitality Investments Ltd	450,500	175
Li & Fung Ltd	376,000	55
Link REIT ‡	561,038	6,712
MTR Corp Ltd	512,843	3,136
Paliburg Holdings Ltd	104,000	43
PCCW Ltd	1,668,542	949
Power Assets Holdings Ltd	127,087	879
Regal Hotels International Holdings Ltd	132,000	81
Sun Hung Kai Properties Ltd	332,500	5,263
Sunlight Real Estate Investment Trust ‡	4,943	4
Swire Pacific Ltd, Cl A	120,121	1,422
Swire Properties Ltd	59,400	245
Techtronic Industries Co Ltd	294,000	1,875
Vitasoy International Holdings Ltd	180,000	965
Wing Tai Properties	18,000	13
Yue Yuen Industrial Holdings Ltd	990,500	2,773
		67,719

Ireland — 0.1%
Jazz Pharmaceuticals PLC *	11,417	1,433

Israel — 1.2%
Bank Hapoalim BM	874,400	6,318
Bank Leumi Le-Israel BM	1,313,081	8,845
Malam - Team Ltd	731	93
Mizrahi Tefahot Bank Ltd *	414,648	9,103
Nice Ltd *	1,048	146
OPC Energy Ltd	2,371	15
Paz Oil Co Ltd	4,795	667
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd	13,597	696
Shufersal Ltd	245,502	1,638
Strauss Group Ltd	34,839	924
Victory Supermarket Chain Ltd	2,933	37
		28,482

Italy — 0.5%
A2A SpA	718,146	1,168
ACEA SpA	4,161	77
Assicurazioni Generali SpA	80,118	1,403
Enel SpA	799,582	4,963
Hera SpA	692,174	2,507
Iren SpA	885,046	2,186
Orsero SpA	7,800	63
Terna Rete Elettrica Nazionale SpA	122,891	748
		13,115

Japan — 9.4%
ABC-Mart Inc	11,300	706
Aeon Hokkaido Corp	18,800	123
Ahjikan Co Ltd	5,308	38
Aisin Seiki Co Ltd	103,200	3,427

516	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ajinomoto Co Inc	43,000	$731
Alpen Co Ltd	28,300	422
Aohata Corp	3,000	64
Aozora Bank Ltd	85,300	2,073
Araya Industrial Co Ltd	3,800	48
Astellas Pharma Inc	1,083,500	14,595
Atsugi Co Ltd	21,950	184
Bandai Namco Holdings Inc	14,800	728
Biofermin Pharmaceutical Co Ltd	1,300	27
Can Do Co Ltd	20,916	315
Canon Inc	339,500	9,584
C’BON COSMETICS Co Ltd	3,200	70
Central Japan Railway Co	800	167
Choushimaru Co Ltd	14,500	156
Chubu Electric Power Co Inc	133,200	1,817
Chugoku Electric Power Co Inc/The	164,508	2,059
Chukyo Bank Ltd/The	371	8
Coco’s Japan Co Ltd	2,600	41
Create Medic Co Ltd	3,300	28
Daiichikosho Co Ltd	1,000	46
Daiohs Corp	2,700	33
Daiwa House REIT Investment Corp ‡	11	26
Daiwa Office Investment Corp ‡	51	353
DCM Holdings Co Ltd	70,700	705
DyDo Group Holdings Inc	16,496	684
Ebara Foods Industry Inc	1,700	33
EDION Corp	4,100	36
ESTELLE Holdings Co Ltd	6,000	33
Frontier Real Estate Investment Corp ‡	88	372
FUJIFILM Holdings Corp	6,100	292
Fujiya Co Ltd	9,400	168
Fukuoka Financial Group Inc	21,700	372
Fukuoka REIT Corp ‡	66	106
Gourmet Kineya Co Ltd	8,000	85
Hakudo Co Ltd	7,900	95
Hitachi Ltd	525	18
Hokkaido Electric Power Co Inc	12,400	67
Hoya Corp	44,972	3,131
ITOCHU Corp	335,100	6,170
Itochu-Shokuhin Co Ltd	953	38
Japan Airlines Co Ltd	217,500	6,837
Japan Excellent Inc ‡	270	401
Japan Logistics Fund Inc ‡	143	318
Japan Post Bank Co Ltd	210,500	2,156
Japan Post Holdings Co Ltd	972,300	10,764
Japan Prime Realty Investment Corp, Cl A ‡	248	1,060
Japan Real Estate Investment Corp, Cl A ‡	137	814
Japan Rental Housing Investments Inc ‡	249	198
Japan Retail Fund Investment Corp, Cl A ‡	420	846
Japan Tobacco Inc	161,300	3,703
J-Oil Mills Inc	700	26
Jolly - Pasta Co Ltd	1,314	22

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
JXTG Holdings	1,364,500	$6,516
Kadoya Sesame Mills Inc	880	34
Kakaku.com Inc	7,300	148
Kakiyasu Honten Co Ltd	9,689	186
Kato Sangyo Co Ltd	16,200	504
KDDI Corp	666,100	17,107
Keiyo Co Ltd	17,948	82
Kenedix Retail REIT Corp ‡	117	288
Kewpie Corp	3,300	74
KFC Holdings Japan Ltd	10,173	186
King Jim Co Ltd	7,600	60
Kohnan Shoji Co Ltd	162,554	3,345
Komeri Co Ltd	3,500	69
Konica Minolta Inc	143,500	1,266
Kuraray Co Ltd	165,400	1,898
Kurimoto Ltd	10,000	121
Kyokuyo Co Ltd	14,800	369
KYORIN Holdings Inc	28,100	491
Kyushu Electric Power Co Inc	115,900	1,143
Kyushu Railway Co	103,100	3,077
Marubeni Corp	335,000	2,109
Marudai Food Co Ltd	3,167	56
Matsuyafoods Holdings Co Ltd	2,630	80
McDonald’s Holdings Co Japan Ltd	15,100	687
Medipal Holdings Corp	101,000	2,187
Megmilk Snow Brand Co Ltd	12,800	254
MEIJI Holdings Co Ltd	7,000	491
Mitsubishi Tanabe Pharma Corp	125,700	1,485
Mitsui & Co Ltd	82,700	1,278
Miyoshi Oil & Fat Co Ltd	10,700	110
Mizuho Financial Group Inc	8,722,500	12,348
Mochida Pharmaceutical Co Ltd	14,000	640
Mori Trust Sogo Reit Inc ‡	468	744
Morozoff Ltd	700	32
Nakayama Steel Works Ltd	22,100	96
Natori Co Ltd	1,800	26
Nichia Steel Works Ltd	13,800	40
Nichi-iko Pharmaceutical Co Ltd	7,600	86
Nihon Shokuhin Kako Co Ltd	1,477	21
Nippon Accommodations Fund Inc ‡	41	216
Nippon Beet Sugar Manufacturing Co Ltd	3,000	52
Nippon Building Fund Inc, Cl A ‡	275	1,879
Nippon Express Co Ltd	6,486	346
Nippon Flour Mills Co Ltd	204,642	3,357
Nippon Prologis REIT Inc ‡	118	257
Nippon Telegraph & Telephone Corp	517,300	23,184
Nissan Motor Co Ltd	808,700	5,472
Nisshin Oillio Group Ltd/The	2,249	66
Nissui Pharmaceutical Co Ltd	8,900	97
NJS Co Ltd	3,200	49
Nomura Real Estate Master Fund Inc ‡	222	344
NTT DOCOMO Inc	482,742	11,095

SEI Institutional Investments Trust / Annual Report / May 31, 2019	517

SCHEDULE OF INVESTMENTS

May 31, 2019

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ohsho Food Service Corp	11,300	$691
Okinawa Cellular Telephone Co	3,311	104
Okinawa Electric Power Co Inc/The	19,950	303
Ootoya Holdings Co Ltd	1,900	37
Oracle Corp Japan	34,354	2,402
Orix JREIT Inc ‡	75	134
Osaka Gas Co Ltd	43,100	765
Otsuka Corp	800	31
OUG Holdings Inc	3,500	82
Premier Investment Corp ‡	295	376
Rhythm Watch Co Ltd	1,600	18
Ricoh Co Ltd	346,000	3,359
Sankyo Co Ltd	18,300	699
Sawai Pharmaceutical Co Ltd	4,600	237
Secom Co Ltd	2,900	248
Sekisui Chemical Co Ltd	254,100	3,737
Senko Group Holdings Co Ltd	429,100	3,466
Senshu Ikeda Holdings Inc	884,600	1,735
Seven & i Holdings Co Ltd	157,700	5,325
SG Holdings Co Ltd	79,300	2,148
Shionogi & Co Ltd	1,100	60
Showa Sangyo Co Ltd	5,000	140
SKY Perfect JSAT Holdings Inc	387,500	1,474
Softbank Corp	226,900	2,947
SRS Holdings Co Ltd	17,400	161
Starts Proceed Investment Corp ‡	30	49
Sumitomo Corp	113,700	1,643
Sumitomo Osaka Cement Co Ltd	69,400	2,697
Suntory Beverage & Food Ltd	11,300	470
Taiko Pharmaceutical Co Ltd	2,100	39
Takihyo Co Ltd	2,800	46
Teijin Ltd	327,300	5,345
Ten Allied Co Ltd *	6,400	24
Toho Holdings Co Ltd	20,900	468
Tohoku Electric Power Co Inc	101,900	1,040
Tokyo Electric Power Co Holdings Inc *	578,300	2,972
Tokyo Gas Co Ltd	26,700	663
Tokyu Recreation Co Ltd	800	37
Toyo Suisan Kaisha Ltd	15,300	597
Tsukada Global Holdings Inc	4,400	25
Unicafe Inc	9,700	88
Vital KSK Holdings Inc	32,600	312
WDI Corp	1,600	25
XYMAX ‡	67	77
Yamada Denki Co Ltd	197,300	923
Yamaguchi Financial Group Inc	365,000	2,706
Zaoh Co Ltd	2,000	24
		234,516

Netherlands — 0.8%
ABN AMRO Group NV (A)	38,335	809
Coca-Cola European Partners PLC	1,340	74
ForFarmers NV	26,499	210

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Koninklijke Ahold Delhaize NV	453,982	$10,186
NN Group NV	154,162	5,844
Signify NV (A)	78,500	2,096
Sligro Food Group NV	1,128	42
		19,261

New Zealand — 0.8%
a2 Milk Co Ltd *	29,561	304
Air New Zealand Ltd	153,989	261
Argosy Property Ltd	443,727	382
Auckland International Airport Ltd	240,698	1,375
Chorus Ltd	49,675	187
Contact Energy Ltd	568,467	2,731
Fisher & Paykel Healthcare Corp Ltd	396,900	3,984
Fletcher Building Ltd	136,786	468
Freightways Ltd	4,268	23
Genesis Energy Ltd	465,814	944
Goodman Property Trust ‡	849,667	1,027
Infratil Ltd	25,128	70
Investore Property Ltd ‡	35,612	42
Kathmandu Holdings Ltd	8,233	12
Kiwi Property Group Ltd ‡	1,028,479	1,056
Mainfreight Ltd	33,072	828
Mercury NZ Ltd	438,992	1,102
Meridian Energy Ltd	89,737	248
Metlifecare Ltd	56,720	165
Property for Industry Ltd ‡	86,066	115
Restaurant Brands New Zealand Ltd	123,125	719
Ryman Healthcare Ltd	66,697	504
Sanford Ltd/NZ	8,999	40
Spark New Zealand Ltd	1,214,574	3,020
Stride Property Group	146,612	204
Summerset Group Holdings Ltd	123,279	445
Trustpower Ltd	12,723	60
		20,316

Norway — 0.8%
Mowi ASA	122,950	2,851
Orkla ASA	927,633	8,028
Schibsted ASA, Cl B	7,064	179
Telenor ASA	415,653	8,547
		19,605

Portugal — 0.0%
Novabase SGPS SA	8,381	21
REN - Redes Energeticas Nacionais SGPS SA	264,138	717
		738

Singapore — 1.8%
Ascendas Real Estate Investment Trust ‡	350,777	744
CapitaLand Commercial Trust ‡	1,486,748	2,085
CapitaLand Mall Trust ‡	3,949,100	6,915
ComfortDelGro Corp Ltd	1,411,419	2,523
Dairy Farm International Holdings Ltd	8,800	67

518	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
DBS Group Holdings Ltd	330,900	$5,840
Frasers Hospitality Trust ‡	39,800	20
Hutchison Port Holdings Trust, Cl U	769,216	173
IREIT Global ‡	165,700	90
Jardine Matheson Holdings Ltd	1,100	70
Oversea-Chinese Banking Corp Ltd	704,300	5,409
SATS Ltd	284,200	1,047
Sheng Siong Group Ltd	1,484,874	1,176
Singapore Airlines Ltd	128,238	849
Singapore Exchange Ltd	125,300	672
Singapore Press Holdings Ltd	463,308	788
Singapore Technologies Engineering Ltd	310,900	883
SPH REIT ‡	1,052,886	795
StarHub Ltd	92	–
Suntec Real Estate Investment Trust ‡	1,243,422	1,644
United Overseas Bank Ltd	616,700	10,530
Venture Corp Ltd	151,900	1,668
Yangzijiang Shipbuilding Holdings Ltd	1,720,600	1,713
		45,701

Spain — 0.6%
Aena SME SA (A)	4,937	907
Bankinter SA	2	–
Ebro Foods SA	65,800	1,380
Endesa SA	357,617	8,891
Iberdrola SA	432,865	4,011
Red Electrica Corp SA	20,012	424
		15,613

Sweden — 1.0%
Axfood AB	251,027	4,816
Electrolux AB, Cl B	93,600	2,029
ICA Gruppen AB	268,704	10,681
Industrivarden AB, Cl C	26,062	525
Swedish Match AB	143,819	6,486
Telia Co AB	4,878	20
		24,557

Switzerland — 3.7%
Alcon Inc *	18,779	1,087
Allreal Holding AG	7,804	1,269
Barry Callebaut AG	520	1,017
Basellandschaftliche Kantonalbank	38	34
BKW AG	9,657	636
Chocoladefabriken Lindt & Spruengli AG	422	3,569
Crealogix Holding AG	301	32
Emmi AG	256	235
Helvetia Holding AG	36,500	4,471
Intershop Holding AG	496	247
Investis Holding SA	813	52
Lastminute.com NV *	2,854	74
Luzerner Kantonalbank AG	54	24
Nestle SA	84,416	8,355
Novartis AG	93,895	8,037

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Orior AG	1,841	$140
PSP Swiss Property AG	3,910	436
Roche Holding AG	121,734	31,842
Sonova Holding AG	15,640	3,469
Swiss Life Holding AG	22,075	10,001
Swiss Prime Site AG	10,699	868
Swiss Re AG	60,500	5,714
Swisscom AG	19,377	9,239
Tamedia AG	1,293	141
Valora Holding AG	3,198	804
Zurich Insurance Group AG	4,034	1,303
		93,096

United Kingdom — 4.6%
3i Group PLC	396,800	5,256
AG Barr PLC	34,681	414
Amino Technologies PLC	28,544	34
Auto Trader Group PLC	383,860	2,900
BAE Systems PLC	1,286,800	7,337
BP PLC	1,196,500	8,145
Britvic PLC	668,916	7,504
Centrica PLC	1,010,208	1,191
Coca-Cola HBC AG	23,819	856
Cranswick PLC	8,783	297
Diageo PLC	176,079	7,380
Direct Line Insurance Group PLC	959,800	3,829
GCP Student Living PLC ‡	4,835	10
GlaxoSmithKline PLC	700,700	13,486
Greggs PLC	33,426	916
Imperial Brands PLC	605,679	14,619
Inchcape PLC	218,411	1,613
Kingfisher PLC	1,136,600	3,064
Legal & General Group PLC	413,510	1,337
Lookers PLC	451,200	489
Marks & Spencer Group PLC	1,270,369	3,606
National Express Group PLC	50,206	251
National Grid PLC	393,728	3,934
Next PLC	47,366	3,440
Royal Mail PLC	631,400	1,633
ScS Group PLC	12,552	35
Secure Income REIT Plc ‡	14,375	74
SSE PLC	371,800	5,054
Standard Life Investment Property Income Trust Ltd ‡	174,683	204
Tate & Lyle PLC	849,751	7,735
Unilever PLC	94,139	5,739
Wm Morrison Supermarkets PLC	711,800	1,766
		114,148

United States — 55.6%

Communication Services — 4.1%
AT&T Inc	485,900	14,859
ATN International Inc	3,532	207

SEI Institutional Investments Trust / Annual Report / May 31, 2019	519

SCHEDULE OF INVESTMENTS

May 31, 2019

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
BCE Inc	238,486	$10,739
Comcast Corp, Cl A	231,300	9,483
Discovery Inc, Cl A *	64,658	1,763
Interpublic Group of Cos Inc/The	23,476	498
John Wiley & Sons Inc, Cl A	40,844	1,706
Liberty Media Corp-Liberty Braves, Cl C *	5,342	142
Madison Square Garden Co/The, Cl A *	1,675	496
Marcus Corp/The	13,935	487
MSG Networks Inc *	24,399	515
New Media Investment Group Inc	130,296	1,203
News Corp, Cl A	219,463	2,500
Omnicom Group Inc	24,686	1,910
Scholastic Corp	34,921	1,156
Telephone & Data Systems Inc	41,181	1,186
United States Cellular Corp *	4,088	178
Verizon Communications Inc	587,655	31,939
Viacom Inc, Cl B	13,510	392
Walt Disney Co/The	157,176	20,754

		102,113

Consumer Discretionary — 5.4%
Acushnet Holdings Corp	18,378	432
America’s Car-Mart Inc/TX *	3,238	279
AutoZone Inc *	11,074	11,374
Brinker International Inc	37,600	1,413
Churchill Downs Inc	20,160	1,987
Columbia Sportswear Co	54,920	5,150
Cooper-Standard Holdings Inc *	26,300	1,017
Darden Restaurants Inc	52,535	6,111
Deckers Outdoor Corp *	10,336	1,572
Denny’s Corp *	25,783	507
Dick’s Sporting Goods Inc	6,628	229
Dollar General Corp	28,504	3,628
Domino’s Pizza Inc	23,410	6,543
eBay Inc	137,216	4,930
Ford Motor Co	403,300	3,839
Gap Inc/The	159,126	2,972
General Motors Co	153,400	5,114
Genuine Parts Co	45,461	4,496
Graham Holdings Co, Cl B	1,772	1,206
H&R Block Inc	28,333	744
Haverty Furniture Cos Inc	2,312	40
Home Depot Inc/The	43,474	8,254
International Speedway Corp, Cl A	5,619	251
K12 Inc *	20,517	627
Kohl’s Corp	52,113	2,570
McDonald’s Corp	31,139	6,174
Murphy USA Inc *	2,744	220
Ross Stores Inc	25,151	2,339
Sally Beauty Holdings Inc *	235,100	3,569
Service Corp International/US	86,898	3,812
Steven Madden Ltd	8,009	242
Target Corp	297,597	23,942

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TJX Cos Inc/The	146,030	$7,344
Ulta Beauty Inc *	5,958	1,986
Yum! Brands Inc	90,007	9,212

		134,125

Consumer Staples — 8.3%
Altria Group Inc	243,200	11,931
Archer-Daniels-Midland Co	46,504	1,782
Central Garden & Pet Co, Cl A *	3,060	78
Church & Dwight Co Inc	6,154	458
Clorox Co/The	27,392	4,076
Coca-Cola Co/The	274,565	13,489
Coca-Cola European Partners PLC	145,169	8,042
Colgate-Palmolive Co	115,064	8,011
Costco Wholesale Corp	32,348	7,750
Estee Lauder Cos Inc/The, Cl A	42,714	6,878
Herbalife Nutrition Ltd *	23,046	963
Hershey Co/The	56,575	7,466
Ingredion Inc	89,206	6,794
Inter Parfums Inc	5,210	337
J&J Snack Foods Corp	10,333	1,662
JM Smucker Co/The	119,300	14,502
John B Sanfilippo & Son Inc	8,537	654
Kellogg Co	163,200	8,578
Kimberly-Clark Corp	73,249	9,368
Kroger Co/The	171,800	3,919
Lamb Weston Holdings Inc	19,208	1,138
Lancaster Colony Corp	9,258	1,332
Medifast Inc	4,094	528
Molson Coors Brewing Co, Cl B	82,000	4,508
Monster Beverage Corp *	1,248	77
Nu Skin Enterprises Inc, Cl A	7,349	343
PepsiCo Inc	91,213	11,675
Procter & Gamble Co/The	193,748	19,939
Sysco Corp	73,866	5,083
Tyson Foods Inc, Cl A	190,700	14,472
USANA Health Sciences Inc *	39,113	2,768
Walgreens Boots Alliance Inc	205,886	10,158
Walmart Inc	170,659	17,312
WD-40 Co	9,775	1,528

		207,599

Energy — 1.3%
Chevron Corp	89,000	10,133
Exxon Mobil Corp	135,000	9,554
Phillips 66	103,300	8,347
Riviera Resources Inc *	4,637	63
Valero Energy Corp	72,200	5,083

		33,180

Financials — 10.1%
1st Source Corp	1,982	87
Aflac Inc	329,214	16,889
AGNC Investment Corp ‡	369,561	6,061

520	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Allstate Corp/The	166,865	$15,937
American Equity Investment Life Holding Co	15,101	428
American Financial Group Inc/OH	90,689	8,906
Annaly Capital Management Inc ‡	890,550	7,846
Anworth Mortgage Asset Corp ‡	17,401	66
Apollo Commercial Real Estate Finance Inc ‡	14,578	268
Arbor Realty Trust Inc ‡	345,900	4,258
Ares Capital Corp	210,500	3,696
Ares Commercial Real Estate Corp ‡	29,966	440
Associated Banc-Corp	34,321	680
Athene Holding Ltd, Cl A *	22,775	926
BancFirst Corp	4,704	246
Bancorp Inc/The *	6,598	59
Bank of America Corp	187,736	4,994
Bank of Hawaii Corp	13,354	1,010
BankFinancial Corp	18,693	260
BankUnited Inc	6,096	198
Bankwell Financial Group Inc	909	26
Banner Corp	15,512	783
Baycom Corp *	3,168	69
BB&T Corp	60,200	2,814
Berkshire Hathaway Inc, Cl B *	103,923	20,516
BlackRock TCP Capital Corp	67,654	965
Blackstone Mortgage Trust Inc, Cl A ‡	30,243	1,066
BOK Financial Corp	12,042	902
Boston Private Financial Holdings Inc	26,611	273
Bridge Bancorp Inc	2,252	63
Brookline Bancorp Inc	20,635	296
Brown & Brown Inc	31,564	996
Byline Bancorp Inc *	1,498	28
Camden National Corp	2,985	126
Capitol Federal Financial Inc	19,557	260
Capstead Mortgage Corp ‡	38,450	304
Carter Bank & Trust *	4,661	91
Cathay General Bancorp	13,662	460
CBTX Inc	4,594	125
Central Pacific Financial Corp	33,577	933
Cherry Hill Mortgage Investment Corp ‡	21,393	349
Chimera Investment Corp ‡	249,173	4,545
Cincinnati Financial Corp	22,917	2,251
CIT Group Inc	33,620	1,598
Citizens Financial Group Inc	22,790	742
CNA Financial Corp	14,791	665
Columbia Financial Inc *	8,616	132
Comerica Inc	17,240	1,186
Commerce Bancshares Inc/MO	31,670	1,816
Community Trust Bancorp Inc	1,332	53
ConnectOne Bancorp Inc	8,560	180
CVB Financial Corp	11,955	246
Dime Community Bancshares Inc	18,114	322
East West Bancorp Inc	3,658	156
Employers Holdings Inc	8,248	343

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Enterprise Financial Services Corp	2,867	$112
Erie Indemnity Co, Cl A	8,324	1,770
Everest Re Group Ltd	1,649	408
Exantas Capital Corp ‡	19,286	210
FB Financial Corp	1,221	42
Fidus Investment Corp	17,232	273
Fifth Third Bancorp	62,922	1,667
Financial Institutions Inc	1,809	49
First American Financial Corp	11,317	585
First Bancorp/Southern Pines NC	4,462	158
First Busey Corp	5,249	130
First Commonwealth Financial Corp	8,685	109
First Defiance Financial Corp	4,946	134
First Hawaiian Inc	28,582	711
First Interstate BancSystem Inc, Cl A	6,916	255
First Merchants Corp	5,934	197
Flagstar Bancorp Inc	25,547	804
Flushing Financial Corp	1,414	30
FNB Corp/PA	13,213	145
Fulton Financial Corp	15,888	250
German American Bancorp Inc	5,510	154
Granite Point Mortgage Trust Inc ‡	18,950	352
Great Southern Bancorp Inc	2,060	114
Hanover Insurance Group Inc/The	7,130	871
Hartford Financial Services Group Inc/The	197,467	10,399
Hilltop Holdings Inc	15,105	304
HomeTrust Bancshares Inc	9,902	242
Hope Bancorp Inc	5,524	71
IBERIABANK Corp	21,954	1,570
Independent Bank Corp/MI	18,479	391
Investors Bancorp Inc	23,381	243
JPMorgan Chase & Co	74,239	7,866
Kearny Financial Corp/MD	45,703	613
KKR Real Estate Finance Trust Inc ‡	19,101	378
Ladder Capital Corp, Cl A ‡	31,570	502
Lakeland Bancorp Inc	14,900	230
Lakeland Financial Corp	5,383	237
Lincoln National Corp	122,230	7,267
Loews Corp	64,375	3,306
M&T Bank Corp	11,971	1,911
Meridian Bancorp Inc	19,994	345
MetLife Inc	14,880	688
MFA Financial Inc ‡	608,200	4,282
MGIC Investment Corp *	39,297	532
National Bank Holdings Corp, Cl A	6,085	214
National Western Life Group Inc, Cl A	150	40
Nelnet Inc, Cl A	1,817	108
New Mountain Finance Corp	18,119	253
Northfield Bancorp Inc	15,568	234
Northwest Bancshares Inc	27,005	453
Oaktree Strategic Income Corp	10,802	93
Oritani Financial Corp	51,559	825

SEI Institutional Investments Trust / Annual Report / May 31, 2019	521

SCHEDULE OF INVESTMENTS

May 31, 2019

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pacific City Financial Corp	1,470	$25
PCSB Financial Corp	6,385	125
PennantPark Floating Rate Capital Ltd	10,112	118
PennyMac Financial Services Inc	2,794	59
PennyMac Mortgage Investment Trust ‡	50,638	1,053
Peoples Bancorp Inc/OH	5,578	172
People’s United Financial Inc	36,368	559
PNC Financial Services Group Inc/The	42,098	5,357
Provident Financial Holdings Inc	9,453	189
Provident Financial Services Inc	30,280	722
Prudential Financial Inc	71,100	6,568
Radian Group Inc	36,310	815
Reinsurance Group of America Inc, Cl A	61,149	9,054
RenaissanceRe Holdings Ltd	11,056	1,929
Sandy Spring Bancorp Inc	3,440	111
Solar Capital Ltd	9,799	201
Solar Senior Capital Ltd	5,996	96
Southside Bancshares Inc	4,615	150
Starwood Property Trust Inc ‡	529,967	11,686
State Auto Financial Corp	925	32
Stellus Capital Investment Corp	8,117	113
Stock Yards Bancorp Inc	4,374	146
TCG BDC Inc	9,097	133
Territorial Bancorp Inc	2,474	67
Torchmark Corp	92,548	7,914
TPG Specialty Lending Inc	24,402	476
Travelers Cos Inc/The	53,600	7,803
TriCo Bancshares	4,291	160
TriplePoint Venture Growth BDC Corp	9,122	122
TrustCo Bank Corp NY	30,117	222
Trustmark Corp	32,898	1,045
Two Harbors Investment Corp ‡	222,800	2,723
UMB Financial Corp	5,496	339
Umpqua Holdings Corp	8,679	139
United Community Banks Inc/GA	15,757	418
United Community Financial Corp/OH	25,177	231
United Financial Bancorp Inc	23,296	304
United Fire Group Inc	2,466	116
Univest Financial Corp	10,754	257
US Bancorp	144,627	7,260
Voya Financial Inc	121,991	6,213
Washington Federal Inc	37,101	1,171
Washington Trust Bancorp Inc	2,184	107
Waterstone Financial Inc	66,680	1,101
WesBanco Inc	6,770	241
Westamerica Bancorporation	3,510	210
Western Alliance Bancorp *	7,511	309
WR Berkley Corp	2,408	150
Zions Bancorp NA	14,459	623
		251,196

Health Care — 9.0%
AbbVie Inc	90,400	6,935

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Amgen Inc	45,800	$7,635
Anthem Inc	29,600	8,228
Baxter International Inc	6,604	485
Bio-Rad Laboratories Inc, Cl A *	3,437	986
Centene Corp *	9,618	555
Chemed Corp	26,986	8,850
Cigna Corp	31,750	4,700
Computer Programs & Systems Inc	1,584	41
Danaher Corp	62,343	8,230
Encompass Health Corp	106,805	6,293
Genomic Health Inc *	17,978	939
Gilead Sciences Inc	88,052	5,481
Hanger Inc *	7,925	148
HCA Healthcare Inc	152,832	18,487
HealthStream Inc *	12,694	317
Humana Inc	26,625	6,519
IDEXX Laboratories Inc *	7,990	1,996
Innoviva Inc *	13,307	182
Johnson & Johnson	213,100	27,948
Laboratory Corp of America Holdings *	8,687	1,413
Masimo Corp *	14,227	1,860
Medtronic PLC	36,303	3,361
Merck & Co Inc	349,952	27,720
Mettler-Toledo International Inc *	3,853	2,786
National HealthCare Corp	16,774	1,303
NextGen Healthcare Inc *	1,109	21
Orthofix Medical Inc *	17,648	871
Pfizer Inc	719,600	29,878
Phibro Animal Health Corp, Cl A	4,805	142
Prestige Consumer Healthcare Inc *	49,788	1,445
Quest Diagnostics Inc	62,527	5,997
STERIS PLC	13,503	1,805
Taro Pharmaceutical Industries Ltd	7,891	734
United Therapeutics Corp *	11,318	950
UnitedHealth Group Inc	20,538	4,966
Universal Health Services Inc, Cl B	119,827	14,325
US Physical Therapy Inc	3,641	407
Varian Medical Systems Inc *	1,775	224
WellCare Health Plans Inc *	6,152	1,699
Zoetis Inc, Cl A	58,461	5,907
		222,769

Industrials — 3.0%
Allison Transmission Holdings Inc, Cl A	132,800	5,497
Atento SA *	12,958	34
Brady Corp, Cl A	12,561	582
CH Robinson Worldwide Inc	5,337	425
HEICO Corp, Cl A	914	90
Lennox International Inc	439	116
Lockheed Martin Corp	19,616	6,641
ManpowerGroup Inc	19,837	1,696
McGrath RentCorp	10,172	572
Raytheon Co	86,844	15,154

522	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Republic Services Inc, Cl A	120,194	$10,167
Tetra Tech Inc	5,434	367
United Technologies Corp	50,300	6,353
Waste Connections Inc	29,119	2,756
Waste Management Inc	212,169	23,201

		73,651

Information Technology — 6.1%
Agilysys Inc *	3,072	67
Amdocs Ltd	255,418	15,177
Apple Inc	61,100	10,697
Booz Allen Hamilton Holding Corp, Cl A	59,531	3,761
Broadridge Financial Solutions Inc	10,706	1,337
CACI International Inc, Cl A *	6,707	1,365
CDK Global Inc	171,200	8,286
Cisco Systems Inc	383,473	19,952
Citrix Systems Inc	68,684	6,465
CSG Systems International Inc	59,077	2,650
F5 Networks Inc *	44,375	5,861
Intel Corp	368,400	16,224
International Business Machines Corp	109,800	13,943
Intuit Inc	1,990	487
Juniper Networks Inc	164,062	4,038
KLA-Tencor Corp	37,500	3,865
MAXIMUS Inc	9,119	650
Monotype Imaging Holdings Inc	14,174	231
Motorola Solutions Inc	78,639	11,792
Oracle Corp	302,400	15,301
Perficient Inc *	20,176	614
Progress Software Corp	16,781	687
SPS Commerce Inc *	7,075	721
Sykes Enterprises Inc *	86,461	2,141
VeriSign Inc *	25,740	5,019

		151,331

Materials — 1.3%
AptarGroup Inc	9,115	1,032
Eastman Chemical Co	51,600	3,350
Kaiser Aluminum Corp	31,598	2,816
Materion Corp	39,864	2,410
Newmont Goldcorp Corp	47,016	1,556
Reliance Steel & Aluminum Co	71,176	5,927
Royal Gold Inc	6,088	536
Sealed Air Corp	166,000	6,955
Silgan Holdings Inc	6,558	190
Sonoco Products Co	124,300	7,685

		32,457

Real Estate — 1.3%
Gaming and Leisure Properties Inc ‡	144,400	5,702
Getty Realty Corp ‡	46,380	1,436
HCP Inc ‡	17,937	569
Marcus & Millichap Inc *	2,107	64
National Health Investors Inc ‡	80,800	6,347

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
National Retail Properties Inc ‡	31,769	$1,701
Park Hotels & Resorts Inc ‡	206,100	5,692
Piedmont Office Realty Trust Inc, Cl A ‡	192,900	3,922
Senior Housing Properties Trust ‡	268,100	2,113
VEREIT Inc ‡	663,500	5,892

		33,438

Utilities — 5.7%
ALLETE Inc	6,365	521
Ameren Corp	169,120	12,403
American Electric Power Co Inc	24,127	2,078
Avista Corp	28,592	1,194
Black Hills Corp	20,035	1,527
CenterPoint Energy Inc	304,932	8,672
Consolidated Edison Inc	36,276	3,131
Edison International	95,600	5,676
El Paso Electric Co	406	24
Entergy Corp	127,368	12,364
Evergy Inc	65,886	3,831
Eversource Energy	2,800	207
Exelon Corp	595,351	28,624
FirstEnergy Corp	409,884	16,904
Hawaiian Electric Industries Inc	91,986	3,821
IDACORP Inc	11,718	1,175
MDU Resources Group Inc	40,282	994
National Fuel Gas Co	166,500	8,876
NextEra Energy Inc	585	116
NorthWestern Corp	30,980	2,198
Otter Tail Corp	1,777	88
Pinnacle West Capital Corp	59,100	5,550
Portland General Electric Co	36,271	1,917
Public Service Enterprise Group Inc	280,300	16,470
Southern Co/The	70,301	3,761
Unitil Corp	4,986	283

		142,405
		1,384,264

Total Common Stock (Cost $2,321,057) ($ Thousands)		2,413,190

PREFERRED STOCK — 0.0%

Germany — 0.0%
Bayerische Motoren Werke AG, 6.320%	11,272	666

Sweden — 0.0%
Akelius Residential Property AB, 5.630%	10,972	397

Total Preferred Stock (Cost $1,272) ($ Thousands)		1,063

SEI Institutional Investments Trust / Annual Report / May 31, 2019	523

SCHEDULE OF INVESTMENTS

May 31, 2019

Global Managed Volatility Fund (Continued)

Description	Number of Rights	Market Value ($ Thousands)
RIGHTS — 0.0%

New Zealand — 0.0%
Infratil Ltd, Expires 06/14/2019	3,368	$–

United Kingdom — 0.0%
Marks & Spencer Group PLC, Expires 06/14/2019	254,073	125

Total Rights (Cost $—) ($ Thousands)		125

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F
2.190% **†	30,361,475	$30,361

Total Cash Equivalent
(Cost $30,361) ($ Thousands)		30,361

Total Investments — 98.1%
(Cost $2,352,690) ($ Thousands)		$2,444,739

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Euro Stoxx 50	141	Jun-2019	$5,319	$5,146	$(153)
FTSE 100 Index	35	Jun-2019	3,274	3,155	(67)
Hang Seng Index	3	Jun-2019	515	511	(4)
S&P 500 Index E-MINI	182	Jun-2019	25,946	25,049	(897)
SPI 200 Index	14	Jun-2019	1,555	1,552	2
TOPIX Index	28	Jun-2019	4,006	3,884	(194)

			$40,615	$39,297	$(1,313)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/21/19	USD	124	NOK	1,084	$–
Brown Brothers Harriman	06/21/19	USD	60	NOK	93	–
Brown Brothers Harriman	06/21/19	USD	200	NZD	307	–
Brown Brothers Harriman	06/21/19	USD	41	NZD	62	–
Brown Brothers Harriman	06/21/19	USD	464	SGD	640	1
Brown Brothers Harriman	06/21/19	USD	90	SGD	123	–
Brown Brothers Harriman	06/21/19	USD	102	DKK	685	–
Brown Brothers Harriman	06/21/19	USD	9	DKK	60	–
Brown Brothers Harriman	06/21/19	USD	499	GBP	395	1
Brown Brothers Harriman	06/21/19	USD	507	GBP	401	(2)
Brown Brothers Harriman	06/21/19	USD	777	AUD	1,124	2
Brown Brothers Harriman	06/21/19	USD	232	AUD	309	–
Brown Brothers Harriman	06/21/19	USD	1,367	CHF	1,374	2
Brown Brothers Harriman	06/21/19	USD	1,761	EUR	1,579	2
Brown Brothers Harriman	06/21/19	USD	179	EUR	160	(1)
Brown Brothers Harriman	06/21/19	USD	642	CAD	770	–
Brown Brothers Harriman	06/21/19	USD	1,151	CAD	1,551	(3)
Brown Brothers Harriman	06/21/19	USD	788	HKD	6,181	1
Brown Brothers Harriman	06/21/19	USD	38,339	JPY	418,616	24
Brown Brothers Harriman	06/21/19	NZD	15,526	USD	10,135	12

524	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/21/19	NZD	160	USD	104	$–
Brown Brothers Harriman	06/21/19	SGD	943	USD	686	–
Brown Brothers Harriman	06/21/19	SGD	33,270	USD	24,164	(20)
Brown Brothers Harriman	06/21/19	DKK	34,870	USD	5,224	9
Brown Brothers Harriman	06/21/19	GBP	43,405	USD	55,341	581
Brown Brothers Harriman	06/21/19	AUD	102	USD	71	–
Brown Brothers Harriman	06/21/19	AUD	46,419	USD	31,944	(234)
Brown Brothers Harriman	06/21/19	CHF	1,267	USD	1,267	5
Brown Brothers Harriman	06/21/19	CHF	45,704	USD	45,299	(247)
Brown Brothers Harriman	06/21/19	NOK	1,937	USD	223	1
Brown Brothers Harriman	06/21/19	NOK	76,407	USD	8,715	(23)
Brown Brothers Harriman	06/21/19	EUR	86,049	USD	96,271	215
Brown Brothers Harriman	06/21/19	CAD	88,116	USD	65,497	274
Brown Brothers Harriman	06/21/19	HKD	266,721	USD	33,998	(28)
Brown Brothers Harriman	06/21/19	JPY	12,506,476	USD	113,973	(1,430)
Brown Brothers Harriman	06/24/19	USD	270	SEK	2,577	1
Brown Brothers Harriman	06/24/19	SEK	126,383	USD	13,150	(157)

						$(1,014)

Percentages are based on a Net Assets of $2,490,831 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2019, the value of these securities amounted to $4,212 ($ Thousands), representing 0.2% of the net assets of the Fund.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	525

SCHEDULE OF INVESTMENTS

May 31, 2019

Global Managed Volatility Fund (Concluded)

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE— Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

Ltd. — Limited

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

REIT — Real Estate investment Trust

S&P— Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TOPIX — Tokyo Price Index

USD — United States Dollar

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,376,634	$36,556	$–	$2,413,190
Preferred Stock	1,063	–	–	1,063
Rights	125	–	–	125
Cash Equivalent	30,361	–	–	30,361

Total Investments in Securities	$2,408,183	$36,556	$–	$2,444,739

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$2	$–	$–	$2
Unrealized Depreciation	(1,315)	–	–	(1,315)
Forwards Contracts*
Unrealized Appreciation	–	1,131	–	1,131
Unrealized Depreciation	–	(2,145)	–	(2,145)

Total Other Financial Instruments	$(1,313)	$(1,014)	$–	$(2,327)

*	Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 39,473	$ 422,699	$ (431,811)	$ –	$ –	$ 30,361	30,361,475	$ 1,108	$ –

The accompanying notes are an integral part of the financial statements.

526	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SCHEDULE OF INVESTMENTS

May 31, 2019

World Equity Ex-US Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.9%

Argentina — 0.6%
MercadoLibre Inc *	87,151	$49,721
Ternium SA ADR	78,630	1,892
		51,613

Australia — 4.6%
a2 Milk Co Ltd *	3,716,842	37,804
Aristocrat Leisure Ltd	999,160	20,159
ASX Ltd	638,525	33,512
Aurizon Holdings Ltd	254,369	913
BGP Holdings *	239,898	–
BHP Group Ltd	1,295,296	33,888
BHP Group Ltd ADR (A)	277,512	14,406
BlueScope Steel Ltd	2,172,203	15,863
Cochlear Ltd	196,793	27,287
CSL Ltd	96,894	13,795
Downer EDI Ltd	363,932	1,798
Evolution Mining Ltd	481,731	1,292
Fortescue Metals Group Ltd	2,513,549	14,019
Goodman Group ‡	430,490	3,997
Iluka Resources Ltd	299,549	2,021
Mineral Resources Ltd	70,935	738
Newcrest Mining Ltd	2,025,308	38,182
Origin Energy Ltd	1,272,435	6,330
Orora Ltd	650,154	1,414
OZ Minerals Ltd	4,999,454	31,244
Qantas Airways Ltd	7,041,329	27,076
QBE Insurance Group Ltd	108,217	875
Rio Tinto Ltd	24,916	1,732
Santos Ltd	503,623	2,352
Saracen Mineral Holdings Ltd *	321,448	713
South32 Ltd	20,465,938	47,161
Telstra Corp Ltd	428,867	1,085
		379,656

Austria — 0.7%
Erste Group Bank AG *	794,130	28,097
OMV AG	107,867	5,059
Raiffeisen Bank International AG	128,501	2,981
Schoeller-Bleckmann Oilfield Equipment AG	188,422	14,845
voestalpine AG	422,534	11,004
		61,986

Belgium — 0.1%
KBC Group NV	130,680	8,571
UCB SA	48,453	3,698
		12,269

Brazil — 2.7%
Ambev SA	6,953,160	31,210
Atacadao SA *	115,900	683
B3 SA - Brasil Bolsa Balcao	4,096,716	38,231
Banco Bradesco SA ADR *(A)	2,342,140	21,923
BB Seguridade Participacoes SA	910,000	6,953

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cia de Saneamento Basico do Estado de Sao Paulo *	108,900	$1,234
Cia de Saneamento de Minas Gerais-COPASA (Brazil) *	34,600	543
Cia Siderurgica Nacional SA	165,300	700
Cosan Ltd, Cl A *	691,206	8,730
Cosan SA	85,000	1,023
Cyrela Brazil Realty SA Empreendimentos e Participacoes	218,400	969
EDP - Energias do Brasil SA	759,499	3,853
Embraer SA	1,288,300	6,224
Estacio Participacoes SA	883,700	6,671
IRB Brasil Resseguros SA	444,575	11,610
JBS SA	3,643,400	20,244
Kroton Educacional SA	2,865,500	7,518
MRV Engenharia e Participacoes SA	611,671	2,686
Notre Dame Intermedica Participacoes SA	3,799,638	39,798
Petrobras Distribuidora SA	238,311	1,552
Porto Seguro SA	232,300	3,119
Qualicorp Consultoria e Corretora de Seguros SA	420,900	2,153
Telefonica Brasil SA ADR	158,687	1,942
TIM Participacoes SA *	462,000	1,289
TOTVS SA	373,500	3,740
		224,598

Canada — 4.8%
Bank of Montreal	350,100	25,410
Canadian Imperial Bank of Commerce	311,100	23,585
Canfor Corp *	146,772	955
Cogeco Communications Inc	9,000	617
Constellation Software Inc/Canada	47,981	41,538
Empire Co Ltd, Cl A	326,200	7,519
Enghouse Systems Ltd	34,400	857
Fairfax Financial Holdings Ltd	53,398	24,489
First Quantum Minerals Ltd	556,420	4,050
Great Canadian Gaming Corp *	1,297	41
Great-West Lifeco Inc	25,600	579
Home Capital Group Inc, Cl B *(A)	564,600	7,509
iA Financial Corp Inc	30,701	1,152
Linamar Corp	55,379	1,766
Lundin Mining Corp	3,256,500	14,549
Magna International Inc, Cl A	388,346	16,629
Manulife Financial Corp	293,200	4,919
Maple Leaf Foods Inc	293,988	6,611
National Bank of Canada	27,000	1,213
Power Financial Corp	44,300	978
Quebecor Inc, Cl B	739,720	17,455
Ritchie Bros Auctioneers Inc	272,794	9,103
Rogers Communications Inc, Cl B (A)	872,401	45,886
Royal Bank of Canada	420,981	31,632
Suncor Energy Inc	1,015,447	31,284
Tencent Music Entertainment Group ADR *(A)	498,144	6,595

SEI Institutional Investments Trust / Annual Report / May 31, 2019	527

SCHEDULE OF INVESTMENTS

May 31, 2019

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TMX Group Ltd	519,393	$34,643
Toronto-Dominion Bank/The	618,038	33,784
West Fraser Timber Co Ltd	45,288	1,765
		397,113

Chile — 0.2%
Cia Cervecerias Unidas SA ADR (A)	47,504	1,273
Enel Americas SA ADR (A)	536,651	4,288
Enel Chile SA ADR	142,800	657
Sociedad Quimica y Minera de Chile SA ADR (A)	350,009	10,616
		16,834

China — 2.7%
Agricultural Bank of China Ltd, Cl H	14,076,000	6,032
Alibaba Group Holding Ltd ADR *	205,909	30,734
Autohome Inc ADR *(A)	60,326	5,182
Baidu Inc ADR *	72,613	7,987
Bank of Communications Co Ltd, Cl H	1,628,000	1,275
BYD Co Ltd, Cl H (A)	2,446,000	14,319
Changyou.com Ltd ADR *(A)	46,445	853
China Coal Energy Co Ltd, Cl H	934,000	381
China Communications Services Corp Ltd, Cl H	2,846,000	2,131
China Life Insurance Co Ltd, Cl H	7,381,000	17,133
China Mobile Ltd	1,662,000	14,510
China Molybdenum Co Ltd, Cl H	41,535,000	13,032
China Petroleum & Chemical Corp, Cl H	2,194,000	1,461
China Telecom Corp Ltd, Cl H	9,116,000	4,581
Guangzhou R&F Properties Co Ltd	305,600	578
Han’s Laser Technology Industry Group Co Ltd, Cl A	702,898	3,373
Hollysys Automation Technologies Ltd	691,240	12,318
Midea Group Co Ltd, Cl A	385,100	2,767
Momo Inc ADR *	1,079,272	29,756
PICC Property & Casualty Co Ltd	6,148,000	6,642
Ping An Insurance Group Co of China Ltd, Cl H	3,598,000	39,740
Sinopharm Group Co Ltd, Cl H	2,803,600	10,531
		225,316

Colombia — 0.2%
Bancolombia SA ADR, Cl R (A)	375,106	17,619
Ecopetrol SA ADR (A)	43,562	714
		18,333

Czech Republic — 0.1%
Komercni Banka AS	280,049	10,546

Denmark — 2.0%
DSV A/S	276,610	24,626
GN Store Nord A/S	239,653	11,243
H Lundbeck A/S	274,202	10,957
Novo Nordisk A/S, Cl B	504,669	23,692
Novozymes A/S, Cl B	320,538	15,041

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Orsted A/S	515,771	$41,028
Pandora A/S	129,052	4,768
SimCorp A/S	11,950	1,160
Vestas Wind Systems A/S	459,579	37,436
		169,951

Finland — 1.1%
Huhtamaki OYJ	98,440	3,739
Kone OYJ, Cl B	392,948	21,373
Neste OYJ	933,838	31,489
Nokia OYJ	1,858,536	9,279
Orion OYJ, Cl B	195,821	6,389
Sampo Oyj, Cl A	225,955	9,760
Sanoma OYJ	79,034	712
Valmet OYJ	288,340	6,638
		89,379

France — 6.0%
Airbus SE	152,144	19,474
Alstom SA	540,665	24,630
AXA SA	1,316,612	32,395
Capgemini SE (A)	159,984	17,846
Carrefour SA	257,920	4,840
Cie de Saint-Gobain	406,707	14,691
Cie Generale des Etablissements Michelin SCA, Cl B (A)	66,700	7,652
CNP Assurances	324,050	6,930
Criteo SA ADR *(A)	109,015	2,002
Danone SA	173,791	13,828
Edenred	827,246	37,703
Engie SA	1,367,215	18,968
EssilorLuxottica SA	87,148	10,017
Eurofins Scientific SE (A)	40,211	18,246
Euronext NV (B)	517,747	36,752
Ipsen SA (A)	64,376	7,669
Kering SA	9,810	5,094
Legrand SA	233,738	15,664
L’Oreal SA	154,642	41,427
Orange SA (A)	884,919	13,845
Peugeot SA	1,300,294	28,936
Safran SA (A)	251,621	33,003
SES SA, Cl A	1,334,220	20,101
Societe Generale SA	314,590	7,874
Sodexo SA	184,188	21,141
Ubisoft Entertainment SA *	316,529	25,876
Valeo SA	187,208	4,940
Vivendi SA	263,839	7,094
		498,638

Germany — 5.4%
Allianz SE	96,628	21,413
Aroundtown SA	1,013,086	8,582
BASF SE	113,339	7,459
Continental AG	175,862	23,869

528	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Deutsche Boerse AG	500,705	$69,048
Deutsche Lufthansa AG	871,531	16,559
Deutsche Telekom AG	425,862	7,171
Deutz AG	96,071	793
E.ON SE	884,010	9,210
HOCHTIEF AG	36,834	4,376
HUGO BOSS AG	101,877	5,915
Knorr-Bremse AG	351,363	38,587
Merck KGaA	219,478	21,146
METRO AG	476,932	7,499
MTU Aero Engines AG	158,995	34,301
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	31,133	7,497
Rheinmetall AG	50,416	5,354
SAP SE	657,070	80,851
Scout24 AG (B)	483,124	23,936
Siemens AG	300,929	34,017
Software AG	30,046	981
TUI AG	339,391	3,122
Vonovia SE	299,456	15,671
		447,357

Hong Kong — 4.1%
AIA Group Ltd	3,717,200	34,917
Angang Steel Co Ltd, Cl H	4,180,800	1,882
Anhui Conch Cement Co Ltd, Cl H	6,040,000	35,282
ANTA Sports Products Ltd	2,508,000	15,354
Chaoda Modern Agriculture Holdings Ltd *	52,790	1
China Aoyuan Group Ltd	2,360,000	2,549
China Everbright International Ltd	5,086,000	4,813
China Everbright Ltd	5,796,000	9,270
China Resources Cement Holdings Ltd	2,330,000	2,021
China Resources Gas Group Ltd	1,436,000	6,877
China Resources Pharmaceutical Group Ltd (B)	4,268,500	5,575
China Unicom Hong Kong Ltd	12,848,000	13,552
CITIC Ltd	502,000	681
CLP Holdings Ltd	334,000	3,776
CNOOC Ltd	5,792,000	9,441
Country Garden Services Holdings Co Ltd	553,000	1,134
Dongyue Group Ltd	4,165,000	2,800
ENN Energy Holdings	866,000	7,787
Hong Kong Exchanges & Clearing Ltd	1,902,373	60,513
Industrial & Commercial Bank of China Ltd, Cl H	24,534,000	17,523
Kingboard Holdings Ltd	322,000	846
Kunlun Energy Co Ltd	1,880,000	1,731
Logan Property Holdings Co Ltd	844,000	1,247
PetroChina Co Ltd, Cl H	30,284,000	16,918
Poly Property Group Co Ltd	2,030,646	699
Road King Infrastructure Ltd	348,306	706
Shanghai Fosun Pharmaceutical Group Co Ltd, Cl H	3,316,500	9,750

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	5,274,000	$10,413
Shimao Property Holdings Ltd	384,000	1,100
Swire Pacific Ltd, Cl A	41,000	485
Tencent Holdings Ltd	655,400	27,251
Tingyi Cayman Islands Holding Corp	524,000	851
Tsingtao Brewery Co Ltd, Cl H	154,000	936
WH Group Ltd (B)	7,480,500	6,736
Wuxi Biologics Cayman Inc *(B)	1,693,500	16,005
Xinyi Glass Holdings Ltd	9,414,000	9,425
Zoomlion Heavy Industry Science and Technology Co Ltd	1,858,124	1,088
		341,935

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	387,330	4,352
OTP Bank Nyrt	205,886	8,580
		12,932

India — 1.4%
HDFC Bank Ltd ADR	201,182	24,979
Hexaware Technologies Ltd	652,057	3,372
Housing Development Finance Corp Ltd	784,101	24,557
ICICI Bank Ltd ADR	3,118,361	37,420
Mindtree Ltd	328,465	4,609
Mphasis Ltd	175,505	2,503
Reliance Capital Ltd *	1,154,397	2,015
Tata Consultancy Services Ltd	231,010	7,281
United Breweries Ltd	131,290	2,533
Wipro Ltd	557,076	2,289
WNS Holdings Ltd ADR *	41,173	2,279
		113,837

Indonesia — 0.1%
Indofood Sukses Makmur Tbk PT	11,013,700	5,093
Perusahaan Gas Negara Tbk PT	26,335,200	3,801
		8,894

Ireland — 1.5%
Bank of Ireland Group PLC	1,912,907	10,236
CRH PLC	545,509	16,962
ICON PLC *	512,658	72,572
Ryanair Holdings PLC ADR *	330,853	21,578
		121,348

Israel — 1.8%
Bank Hapoalim BM	1,917,123	13,853
Bank Leumi Le-Israel BM	3,321,961	22,377
Check Point Software Technologies Ltd *(A)	733,522	80,893
Israel Discount Bank Ltd, Cl A	3,089,314	11,870
Mizrahi Tefahot Bank Ltd	125,208	2,749
Nice Ltd *	20,658	2,870
Nice Ltd ADR *(A)	65,265	9,127

SEI Institutional Investments Trust / Annual Report / May 31, 2019	529

SCHEDULE OF INVESTMENTS

May 31, 2019

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Teva Pharmaceutical Industries Ltd ADR*	421,600	$3,647
		147,386

Italy — 1.8%
Enel SpA	2,035,060	12,631
Eni SpA	1,385,362	20,965
Hera SpA	1,648,377	5,970
Intesa Sanpaolo SpA	12,623,214	25,796
Italgas SpA	906,110	5,723
Leonardo SpA	1,459,837	16,173
Mediobanca Banca di Credito Finanziario SpA	913,650	8,422
Prysmian SpA	1,596,865	26,568
Recordati SpA	247,870	10,220
Saras SpA	2,884,241	4,143
UniCredit SpA	855,940	9,717
		146,328

Japan — 11.9%
Air Water Inc	349,100	5,202
Alps Alpine Co Ltd	382,000	6,333
Astellas Pharma Inc	429,200	5,781
Canon Marketing Japan Inc	51,500	1,100
Capcom Co Ltd	264,200	5,436
Chubu Electric Power Co Inc	411,500	5,615
Daiichi Sankyo Co Ltd	42,700	2,067
Daito Trust Construction Co Ltd	141,200	18,382
Daiwa House Industry Co Ltd	628,700	18,825
Daiwa Securities Group Inc	3,041,600	13,290
Denso Corp	833,500	32,258
Eisai Co Ltd	8,900	523
FANUC Corp	77,800	13,238
Fujitsu Ltd	338,200	22,910
Goldcrest Co Ltd	51,908	843
Haseko Corp	269,800	2,691
Hitachi Ltd	1,035,300	35,147
Hoya Corp	103,600	7,212
Japan Airlines Co Ltd	319,900	10,056
Japan Exchange Group Inc	1,808,800	28,054
Japan Post Holdings Co Ltd	76,900	851
JXTG Holdings Inc	2,389,200	11,410
Kao Corp	461,276	36,027
KDDI Corp	341,500	8,771
Keyence Corp	7,900	4,475
Kobayashi Pharmaceutical Co Ltd	437,439	32,554
Konami Holdings Corp	86,600	4,084
Medipal Holdings Corp	307,800	6,665
Mitsubishi Estate Co Ltd	409,000	7,523
Mitsubishi UFJ Financial Group Inc	5,794,400	26,743
Mitsui & Co Ltd	2,365,750	36,551
Mixi Inc	219,600	4,636
Mizuho Financial Group Inc	1,784,300	2,526
Morinaga Milk Industry Co Ltd	31,000	1,126

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NGK Spark Plug Co Ltd	417,800	$7,354
Nidec Corp	166,000	20,778
Nihon Unisys Ltd	147,700	4,822
Nintendo Co Ltd	29,000	10,337
Nippon Telegraph & Telephone Corp	193,100	8,654
Nissan Tokyo Sales Holdings Co Ltd	86,600	214
Nisshin Oillio Group Ltd/The	43,800	1,277
Nomura Holdings Inc	1,117,400	3,523
NTT Data Corp	122,600	1,468
Obayashi Corp	597,300	5,490
PALTAC CORPORATION	43,200	2,228
PeptiDream Inc *	734,663	36,606
Rakuten Inc	3,569,357	37,313
Recruit Holdings Co Ltd	1,195,881	38,198
Resona Holdings Inc	426,000	1,804
Round One Corp	340,500	5,058
SBI Holdings Inc/Japan	1,553,427	35,926
Secom Co Ltd	388,700	33,255
Shimano Inc	125,100	19,173
SMC Corp/Japan	55,500	18,284
SoftBank Group Corp	260,600	24,602
Sony Corp	1,490,700	72,177
Sumitomo Mitsui Trust Holdings Inc	403,400	14,806
Suzuken Co Ltd/Aichi Japan	88,490	5,452
T&D Holdings Inc	89,000	931
Takeda Pharmaceutical Co Ltd	1,497,600	50,607
Terumo Corp	1,008,200	28,674
TIS Inc	294,500	14,647
Toho Holdings Co Ltd	118,000	2,640
Tokyo Electric Power Co Holdings Inc *	2,033,800	10,452
Toray Industries Inc	2,477,500	17,043
Tosoh Corp	630,700	8,005
Toyota Motor Corp	137,400	8,079
Toyota Tsusho Corp	522,800	15,095
UT Group Co Ltd	163,200	3,762
Zenkoku Hosho Co Ltd	47,000	1,801
		989,440

Malaysia — 0.3%
CIMB Group Holdings Bhd	7,706,400	9,692
Hong Leong Financial Group Bhd	140,200	635
Public Bank Bhd	1,484,700	8,362
Tenaga Nasional Bhd	1,971,345	5,974
		24,663

Mexico — 0.8%
Alfa SAB de CV, Cl A	1,252,121	1,146
Fomento Economico Mexicano SAB de CV	4,179,405	38,892
Grupo Aeroportuario del Centro Norte SAB de CV, Cl B	302,971	1,831
Grupo Financiero Banorte SAB de CV, Ser O	3,604,000	19,627
Mexichem SAB de CV	1,400,634	2,919
		64,415

530	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Netherlands — 4.6%
AerCap Holdings NV *	237,960	$10,665
ASML Holding NV	294,188	55,502
ASR Nederland NV	338,833	12,823
EXOR NV	247,608	15,512
Heineken Holding NV	340,957	33,663
Heineken NV	243,495	25,511
IMCD NV	127,978	10,418
Koninklijke Ahold Delhaize NV	1,026,303	23,028
Koninklijke DSM NV	694,404	78,000
Koninklijke KPN NV	178,244	544
Koninklijke Philips NV	545,098	21,534
NN Group NV (A)	386,111	14,638
OCI NV *	507,366	11,477
Randstad NV	27,370	1,409
Royal Dutch Shell PLC, Cl A	1,698,431	52,729
Wolters Kluwer NV	181,708	12,664
		380,117

New Zealand — 0.0%
Fisher & Paykel Healthcare Corp Ltd	44,736	449
SKYCITY Entertainment Group Ltd	1,564,610	3,865
		4,314

Norway — 1.3%
Austevoll Seafood ASA (A)	289,761	3,040
DNB ASA	2,508,053	42,518
Equinor ASA	347,900	6,665
Equinor ASA ADR (A)	1,101,325	21,090
FLEX LNG Ltd *	336,257	4,118
Norsk Hydro ASA	4,848,525	16,960
Orkla ASA	1,121,017	9,702
Salmar ASA (A)	102,333	4,676
Telenor ASA	28,376	584
		109,353

Panama — 0.2%
Copa Holdings SA, Cl A (A)	175,957	15,767

Peru — 0.2%
Credicorp Ltd	75,062	16,799

Poland — 0.1%
Grupa Lotos SA	49,760	1,138
Polski Koncern Naftowy ORLEN SA	433,432	10,919
Polskie Gornictwo Naftowe i Gazownictwo SA	489,954	714
		12,771

Portugal — 0.6%
Banco Comercial Portugues SA, Cl R	55,118,260	15,478
Galp Energia SGPS SA, Cl B	2,265,765	34,035
		49,513

Russia — 0.8%
Magnit PJSC GDR	624,533	8,734

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MMC Norilsk Nickel PJSC ADR	156,381	$3,265
Mobile TeleSystems PJSC ADR	1,774,414	13,876
Novolipetsk Steel PJSC GDR	83,860	2,206
Sberbank of Russia PJSC ADR	2,071,390	29,932
Severstal PJSC GDR	82,356	1,299
Tatneft PJSC ADR	170,133	11,589
		70,901

Singapore — 0.8%
DBS Group Holdings Ltd	2,107,600	37,195
Jardine Cycle & Carriage Ltd	26,500	650
Keppel Corp Ltd	2,710,600	11,876
United Overseas Bank Ltd	1,096,902	18,729
Venture Corp Ltd	100,500	1,103
		69,553

South Africa — 0.8%
Barloworld Ltd	68,739	624
Discovery Ltd	1,519,139	14,477
Investec PLC	365,384	2,122
MMI Holdings Ltd/South Africa	1,003,395	1,292
Naspers Ltd, Cl N	101,496	22,838
Sasol Ltd	433,108	10,907
Standard Bank Group Ltd	390,734	5,334
Telkom SA SOC Ltd (A)	904,466	5,699
		63,293

South Korea — 2.6%
Aekyung Industrial Co Ltd (A)	834,596	30,275
BNK Financial Group Inc	130,639	757
Daelim Industrial Co Ltd	31,378	2,727
E-MART Inc	45,702	5,526
Fila Korea Ltd	28,917	1,894
GS Engineering & Construction Corp	77,669	2,619
Hana Financial Group Inc	125,771	3,834
Hankook Tire & Technology Co Ltd	39,680	1,166
Hyundai Glovis Co Ltd	10,854	1,481
Industrial Bank of Korea	76,514	890
KB Financial Group Inc	169,440	6,232
Kia Motors Corp	431,290	14,251
Korea Gas Corp	43,895	1,522
Korean Air Lines Co Ltd	24,220	642
KT Corp ADR	718,938	8,656
LF Corp	21,297	388
LG Display Co Ltd *	632,222	9,078
LG Electronics Inc	237,021	15,643
LG Uplus Corp	42,557	498
NAVER Corp	91,030	8,523
Samsung Electronics Co Ltd	1,899,078	67,773
Samsung Securities Co Ltd	59,474	1,765
SK Hynix Inc	413,803	22,690
SK Innovation Co Ltd	11,523	1,597

SEI Institutional Investments Trust / Annual Report / May 31, 2019	531

SCHEDULE OF INVESTMENTS

May 31, 2019

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SK Telecom Co Ltd	39,185	$8,242
		218,669

Spain — 2.4%
ACS Actividades de Construccion y Servicios SA	265,571	10,920
Amadeus IT Group SA, Cl A	909,907	69,314
Banco Bilbao Vizcaya Argentaria SA	7,255,583	39,355
Bankinter SA	1,857,279	13,407
Grifols SA	338,740	8,675
Industria de Diseno Textil SA	575,257	15,417
Repsol SA	801,095	12,909
Siemens Gamesa Renewable Energy SA	2,079,085	32,320
		202,317

Sweden — 0.9%
Atlas Copco AB, Cl B	848,401	20,530
Axfood AB	34,014	653
Betsson AB	365,904	1,784
BillerudKorsnas AB	480,352	5,749
Elekta AB, Cl B	563,150	7,302
Epiroc AB, Cl B	1,504,079	13,591
ICA Gruppen AB	10,673	424
Oriflame Holding AG (A)	130,573	3,055
Swedish Match AB	82,890	3,738
Swedish Orphan Biovitrum AB *	326,920	5,809
Telefonaktiebolaget LM Ericsson, Cl B	1,109,300	10,663
		73,298

Switzerland — 6.1%
Adecco Group AG	24,090	1,293
Cie Financiere Richemont SA	404,150	29,629
Credit Suisse Group AG	2,164,583	24,511
Credit Suisse Group AG ADR (A)	1,309,516	14,758
Idorsia Ltd *(A)	1,742,219	38,626
LafargeHolcim Ltd	275,546	13,168
Logitech International SA	168,700	6,135
Lonza Group AG	62,418	19,138
Nestle SA	1,149,041	113,722
Novartis AG	198,300	16,974
Novartis AG ADR (A)	356,961	30,570
Partners Group Holding AG	7,290	5,095
Roche Holding AG	538,664	140,898
SGS SA	4,550	11,467
Swiss Life Holding AG	71,075	32,201
Swiss Re AG	94,030	8,881
		507,066

Taiwan — 1.9%
ASE Technology Holding Co Ltd	7,776,932	14,711
AU Optronics Corp	10,951,000	3,222
China Development Financial Holding Corp	5,251,000	1,545
China Petrochemical Development Corp	4,041,000	1,464
Eva Airways Corp	3,878,563	1,847

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Holtek Semiconductor Inc	403,000	$855
Hon Hai Precision Industry Co Ltd	5,790,480	13,536
Innolux Corp, Cl A	15,521,544	3,678
King Yuan Electronics Co Ltd	1,062,000	884
Radiant Opto-Electronics Corp	290,000	917
Realtek Semiconductor Corp	322,000	2,037
Sheng Yu Steel Co Ltd	139,594	81
Simplo Technology Co Ltd	599,000	4,642
Taiwan Business Bank	8,084,400	3,312
Taiwan High Speed Rail Corp *	1,482,000	2,039
Taiwan Semiconductor Manufacturing Co Ltd	4,220,000	31,437
Taiwan Semiconductor Manufacturing Co Ltd ADR	1,329,106	50,971
Taiwan Surface Mounting Technology Corp	634,000	1,059
Unimicron Technology Corp	808,000	766
United Microelectronics Corp	4,377,000	1,786
Yuanta Financial Holding Co Ltd	21,577,000	12,115
Zhen Ding Technology Holding Ltd	610,000	1,787
		154,691

Thailand — 0.6%
Bangchak Corp PCL	1,247,200	1,163
Banpu PCL	13,172,400	6,202
Esso Thailand PCL	6,938,000	2,072
Fabrinet *	94,230	4,018
PTT Exploration & Production PCL	1,595,600	6,327
PTT PCL	4,093,000	5,982
Sea Ltd ADR *	477,287	13,574
Siam Commercial Bank PCL/The	1,312,200	5,369
Thai Oil PCL	2,568,600	4,809
Thanachart Capital PCL	707,300	1,184
		50,700

Turkey — 0.3%
Akbank T.A.S. *	909,583	932
Pegasus Hava Tasimaciligi AS *	302,657	1,826
Tekfen Holding AS	1,344,460	5,732
Trakya Cam Sanayii AS	1,890,909	914
Turkiye Garanti Bankasi AS *	764,966	1,039
Turkiye Halk Bankasi AS *(A)	4,006,497	3,639
Turkiye Is Bankasi AS, Cl C *	4,782,985	4,196
Turkiye Vakiflar Bankasi TAO, Cl D *	5,642,370	3,568
Yapi ve Kredi Bankasi AS *(A)	7,755,529	2,645
		24,491

United Arab Emirates — 0.0%
Abu Dhabi Commercial Bank PJSC	290,571	709
Emaar Properties PJSC	971,201	1,180
		1,889

United Kingdom — 9.3%
3i Group PLC	187,534	2,484
Abcam PLC	295,694	5,311
Anglo American PLC	249,900	5,969

532	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ASOS PLC *(A)	325,137	$14,097
Associated British Foods PLC	1,324,359	41,196
Babcock International Group PLC	13,342	75
BAE Systems PLC	5,370,161	30,621
Barclays PLC	8,947,525	16,842
Barratt Developments PLC	111,363	783
BHP Group PLC	255,410	5,745
Blue Prism Group plc *(A)	1,321,325	30,310
boohoo Group PLC *	5,042,454	14,332
BP PLC	2,550,172	17,360
BP PLC ADR	324,455	13,212
British American Tobacco PLC	404,612	14,075
Britvic PLC	497,040	5,576
Burberry Group PLC	2,215,340	47,328
Close Brothers Group PLC	322,232	5,588
Diageo PLC	872,591	36,574
Drax Group PLC	192,489	715
Evraz PLC	701,652	5,200
Experian PLC	804,682	24,209
Ferrexpo PLC	2,429,432	7,052
Fiat Chrysler Automobiles NV	99,854	1,273
Fresnillo PLC	979,684	9,483
Games Workshop Group PLC	9,505	535
GlaxoSmithKline PLC	623,950	12,009
Greencore Group PLC	3,181,003	8,279
Greene King PLC	176,737	1,422
Greggs PLC	28,232	774
GVC Holdings PLC	1,322,750	9,993
Hargreaves Lansdown PLC	795,951	22,733
Howden Joinery Group PLC	1,405,622	8,901
HSBC Holdings PLC	2,552,917	20,757
Inchcape PLC	92,034	680
Indivior PLC *	1,184,750	683
International Consolidated Airlines Group SA	1,389,231	7,899
Investec PLC	385,010	2,238
ITV PLC	6,914,473	9,347
JD Sports Fashion PLC	550,517	4,280
John Wood Group PLC	2,483,345	12,245
Johnson Matthey PLC	208,318	8,124
Just Eat PLC *	2,176,851	16,517
Kingfisher PLC	2,349,702	6,335
Kingspan Group PLC	424,564	22,075
London Stock Exchange Group PLC	9,538	635
Man Group PLC/Jersey	3,579,888	6,600
Melrose Industries PLC	3,581,035	7,400
Pagegroup PLC	174,952	1,122
Pearson PLC	61,254	608
Prudential PLC	1,074,816	21,370
QinetiQ Group PLC	1,146,362	4,210
RELX PLC	899,055	20,879
Rio Tinto PLC	1,326,333	75,837
Rio Tinto PLC ADR (A)	400,533	23,203

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Rolls-Royce Holdings PLC	802,800	$8,702
Royal Dutch Shell PLC, Cl A	120,089	3,725
Smiths Group PLC	906,214	16,453
SSP Group Plc	379,648	3,206
St James’s Place PLC	776,842	10,247
Unilever NV	513,990	30,929
Wizz Air Holdings PLC *	206,880	8,172
		774,534

United States — 4.3%
Accenture PLC, Cl A	207,415	36,934
Atlassian Corp PLC, Cl A *	365,820	46,049
BCE Inc (A)	17,374	782
BioMarin Pharmaceutical Inc *	170,486	14,021
Carnival Corp, Cl A	446,137	22,838
Core Laboratories NV (A)	228,189	10,871
CyberArk Software Ltd *	14,481	1,912
Equinix Inc ‡	81,325	39,507
Everest Re Group Ltd	103,423	25,614
Gentex Corp	478,115	10,213
IHS Markit Ltd *	604,378	34,685
Magna International Inc, Cl A	175,560	7,539
Medtronic PLC	379,223	35,108
Nomad Foods Ltd *	250,413	5,314
NXP Semiconductors NV	124,688	10,992
PriceSmart Inc (A)	44,519	2,164
Sensata Technologies Holding PLC *	323,488	13,810
Spotify Technology SA *	130,838	16,431
Viavi Solutions Inc *	1,994,557	24,034
Yum China Holdings Inc	20,308	812
		359,630
Total Common Stock
(Cost $6,950,596) ($ Thousands)		7,734,433

PREFERRED STOCK — 0.4%

Brazil — 0.4%
Banco Bradesco SA * (C)	566,280	5,331
Cia de Transmissao de Energia Eletrica Paulista (C)	352,132	2,038
Itau Unibanco Holding SA ADR (A) (C)	1,364,521	12,144
Petroleo Brasileiro SA (C)	1,201,100	7,840
Randon SA Implementos e Participacoes (C)	201,500	434
Telefonica Brasil SA (C)	97,400	1,197
		28,984

Spain — 0.0%
Grifols SA (C)	212,489	3,760

Total Preferred Stock
(Cost $33,949) ($ Thousands)		32,744

SEI Institutional Investments Trust / Annual Report / May 31, 2019	533

SCHEDULE OF INVESTMENTS

May 31, 2019

World Equity Ex-US Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 3.7%
SEI Liquidity Fund, L.P. 2.440% **†(D)	308,142,925	$308,147
Total Affiliated Partnership
(Cost $308,131) ($ Thousands)		308,147

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 3.5%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	296,412,773	$296,413
Total Cash Equivalent
(Cost $296,413) ($ Thousands)		296,413

Total Investments in Securities — 100.5%
(Cost $7,589,089) ($ Thousands)		$8,371,737

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Euro Stoxx 50	2,503	Jun-2019	$91,980	$91,347	$112
FTSE 100 Index	415	Jun-2019	38,823	37,404	3
Hang Seng Index	318	Jun-2019	54,693	54,180	(575)
S&P TSX 60 Index	264	Jun-2019	38,111	37,533	(271)
SPI 200 Index	250	Jun-2019	27,537	27,723	792
TOPIX Index	402	Jun-2019	57,578	55,760	(3,291)

			$308,722	$303,947	$(3,230)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/10/19	IDR	2,175,448	USD	151	$(1)
Morgan Stanley	06/17/19	USD	1,458	EUR	1,295	(13)
Morgan Stanley	06/17/19	USD	2,430	JPY	267,105	33
Morgan Stanley	07/29/19	EUR	20,274	USD	22,734	36
Morgan Stanley	07/29/19	GBP	25,849	USD	33,437	770
RBS	06/17/19 - 09/13/19	EUR	32,757	USD	36,927	337
RBS	06/17/19	JPY	267,105	USD	2,442	(21)

						$1,141

Percentages are based on a Net Assets of $8,327,272 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2019.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2019 (see Note 12). The total market value of securities on loan at May 31, 2019, was $294,466 ($ Thousands).
(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2019, the value of these securities amounted to $89,004 ($ Thousands), representing 1.1% of the net assets of the Fund.

(C)	There is currently no rate available.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2019 was $308,147 ($ Thousands).

ADR — American Depositary Receipt

BRL — Brazilian Real

CHF — Swiss Franc

Cl — Class

CV — Convertible Security

CZK — Czech Koruna

DN— Discount Note

EUR — Euro

FTSE— Financial Times and Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

IDR — Indonesian Rupiah

JPY — Japanese Yen

L.P. — Limited Partnership

Ltd. — Limited

534	SEI Institutional Investments Trust / Annual Report / May 31, 2019

MYR — Malaysian Ringgit

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

S&P— Standard & Poor’s

SEK — Swedish Krona

SPI — Share Price Index

Topix—Tokyo Price Index

TRY — Turkish Lira

TSX — Toronto Stock Exchange

USD — United States Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$7,508,874	$225,559	$–	$7,734,433
Preferred Stock	28,984	3,760	–	32,744
Affiliated Partnership	–	308,147	–	308,147
Cash Equivalent	296,413	–	–	296,413

Total Investments in Securities	$7,834,271	$537,466	$–	$8,371,737

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$907	$–	$–	$907
Unrealized Depreciation	(4,137)	–	–	(4,137)
Forwards Contracts*
Unrealized Appreciation	–	1,176	–	1,176
Unrealized Depreciation	–	(35)	–	(35)

Total Other Financial Instruments	$(3,230)	$1,141	$–	$(2,089)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 5/31/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$359,951	$2,198,410	$(2,250,392)	$189	$(11)	$308,147	308,142,925	$3,558	$–
SEI Daily Income Trust, Government Fund, Cl F	198,759	809,253	(711,599)	–	–	296,413	296,412,773	5,363	–

Totals	$558,710	$3,007,663	$(2,961,991)	$189	$(11)	$604,560	604,555,698	$8,921	$–

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	535

SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Equity Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 86.1%

Argentina — 2.4%
Banco Macro SA ADR	43,622	$2,176
Cablevision Holding SA GDR *	76,426	363
Central Puerto SA ADR *	47,538	384
Corp America Airports SA *	293,663	2,202
Globant SA *	29,080	2,700
Grupo Financiero Galicia SA ADR	167,509	4,290
Grupo Supervielle SA ADR	335,497	1,959
IRSA Inversiones y Representaciones SA ADR *	61,250	569
IRSA Propiedades Comerciales SA ADR	1,698	30
Loma Negra Cia Industrial Argentina SA ADR *	63,640	633
MercadoLibre Inc *	11,602	6,619
Pampa Energia SA ADR *	46,011	1,163
Transportadora de Gas del Sur SA ADR	41,930	549
YPF SA ADR	54,480	808

		24,445

Bangladesh — 0.5%
BRAC Bank Ltd *	4,557,273	3,482
Square Pharmaceuticals Ltd	355,628	1,072

		4,554

Botswana — 0.0%
Sechaba Breweries Holdings Ltd	116,590	222

Brazil — 3.6%
Ambev SA	250,700	1,125
Banco do Brasil SA	315,400	4,162
Banco Santander Brasil SA	76,300	886
CCR SA	310,600	1,062
Cosan SA	137,500	1,656
Cyrela Brazil Realty SA Empreendimentos e Participacoes	357,700	1,586
Engie Brasil Energia SA	132,750	1,569
Estacio Participacoes SA	183,500	1,385
Gerdau SA ADR	257,300	895
Grupo SBF SA *	243,615	733
Hapvida Participacoes e Investimentos SA	144,000	1,352
Hypera SA	71,400	549
JBS SA	505,400	2,808
Kroton Educacional SA	213,200	559
Linx SA	93,755	823
Lojas Renner SA	196,460	2,208
Movida Participacoes SA	205,808	671
Notre Dame Intermedica Participacoes SA	141,200	1,479
Porto Seguro SA	28,505	383
Smiles Fidelidade SA	61,900	758
Sul America SA	333,463	2,948
Suzano SA	88,600	729
Telefonica Brasil SA ADR	80,700	988
TOTVS SA	178,589	1,788

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vale SA ADR, Cl B	252,352	$3,147

		36,249

Canada — 0.8%
ERO Copper Corp *	75,177	923
First Quantum Minerals Ltd	230,436	1,677
Gran Tierra Energy Inc *	1,477,664	2,875
Parex Resources Inc *	163,802	2,478

		7,953

Chile — 0.7%
CAP SA	103,881	1,035
Cencosud SA	151,776	277
Cia Cervecerias Unidas SA ADR	38,056	1,020
Empresas CMPC SA	154,572	412
Parque Arauco SA	205,192	537
Plaza SA	136,870	307
SMU SA	4,073,721	1,037
Sociedad Quimica y Minera de Chile SA ADR	19,104	579
Vina Concha y Toro SA	1,075,648	2,145

		7,349

China — 9.5%
Agricultural Bank of China Ltd, Cl H	3,436,000	1,472
Alibaba Group Holding Ltd ADR *	124,107	18,524
Baidu Inc ADR *	17,100	1,881
By-health Co Ltd, Cl A	613,500	1,742
China Communications Construction Co Ltd, Cl H	1,715,000	1,525
China Communications Services Corp Ltd, Cl H	1,174,000	879
China Conch Venture Holdings Ltd	412,000	1,337
China Construction Bank Corp, Cl H	15,993,000	12,647
China Everbright Bank Co Ltd, Cl A	1,509,300	840
China International Travel Service Corp Ltd, Cl A	218,367	2,448
China Medical System Holdings Ltd	1,587,000	1,397
China Mobile Ltd	211,000	1,842
China Mobile Ltd ADR	58,409	2,559
China Molybdenum Co Ltd, Cl H	1,887,000	592
China Petroleum & Chemical Corp ADR	13,720	907
China Petroleum & Chemical Corp, Cl H	3,834,000	2,553
China Railway Construction Corp Ltd, Cl H	903,500	1,057
China Railway Group Ltd, Cl H	1,015,000	759
China Suntien Green Energy Corp Ltd, Cl H	6,345,000	1,691
China Yangtze Power Co Ltd, Cl A	176,000	451
Chinese Universe Publishing and Media Group Co Ltd, Cl A *	432,684	844
Country Garden Holdings Co Ltd	1,335,000	1,805
Daqin Railway Co Ltd, Cl A	900,600	1,091
Dongfeng Motor Group Co Ltd, Cl H	800,000	659
Fosun International Ltd	826,500	1,067
Guangzhou R&F Properties Co Ltd	1,181,200	2,236
Hangzhou Robam Appliances Co Ltd, Cl A	401,984	1,477

536	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hangzhou Tigermed Consulting Co Ltd, Cl A *	184,000	$1,773
Hollysys Automation Technologies Ltd	59,955	1,068
Inner Mongolia Yili Industrial Group Co Ltd, Cl A	433,273	1,884
Kingdee International Software Group Co Ltd	1,022,000	1,138
Kweichow Moutai Co Ltd, Cl A	21,200	2,733
Maanshan Iron & Steel Co Ltd, Cl H	3,044,000	1,297
NetEase Inc ADR	4,893	1,216
New Oriental Education & Technology Group Inc ADR *	9,065	776
Noah Holdings Ltd ADR *	21,329	816
Ping An Insurance Group Co of China Ltd, Cl A	34,300	392
Ping An Insurance Group Co of China Ltd, Cl H	562,000	6,207
Shanghai Oriental Pearl Group Co Ltd, Cl A	211,880	312
Shenzhou International Group Holdings Ltd	178,000	2,099
Sinopharm Group Co Ltd, Cl H	492,400	1,849
Wuhu Sanqi Interactive Entertainment Network Technology Group Co Ltd, Cl A	717,600	1,307
YY Inc ADR *	20,319	1,391
Zhejiang Expressway Co Ltd, Cl H	2,082,000	2,175
Zhengzhou Yutong Bus Co Ltd, Cl A	314,400	570

		95,285

Colombia — 0.7%
Bancolombia SA ADR, Cl R	65,360	3,070
Canacol Energy Ltd *	430,406	1,297
CEMEX Latam Holdings SA *	817,821	1,116
Corp Financiera Colombiana SA *	679	5
Ecopetrol SA	847,756	696
Grupo Nutresa SA	67,610	499

		6,683

Columbia — 0.1%
Avianca Holdings SA ADR	371,603	1,356

Czech Republic — 0.3%
CEZ AS	32,137	746
Komercni Banka AS	49,485	1,864

		2,610

Egypt — 0.6%
Commercial International Bank Egypt SAE	650,159	2,781
Commercial International Bank Egypt SAE GDR	413,071	1,636
Credit Agricole Egypt SAE	559,780	1,437
Egyptian Financial Group-Hermes Holding Co	438,128	418

		6,272

Ghana — 0.0%
Scancom PLC	1,623,950	219

Greece — 0.8%
JUMBO SA	139,621	2,474
Motor Oil Hellas Corinth Refineries SA	33,216	844

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
National Bank of Greece SA *	1,316,104	$3,473
OPAP SA	75,395	787
Star Bulk Carriers Corp *	62,115	475

		8,053

Hong Kong — 9.0%
Agile Group Holdings Ltd	532,000	674
AIA Group Ltd	612,440	5,753
Anhui Conch Cement Co Ltd, Cl H	736,500	4,302
ANTA Sports Products Ltd	404,758	2,478
BAIC Motor Corp Ltd, Cl H	1,545,500	956
Bank of China Ltd, Cl H	12,982,000	5,381
Beijing Enterprises Holdings Ltd	203,000	1,020
Beijing Enterprises Water Group Ltd	1,594,000	848
China Everbright International Ltd	1,021,000	966
China Everbright Ltd	512,000	819
China Mengniu Dairy Co Ltd	521,000	1,904
China Merchants Port Holdings Co Ltd	322,000	563
China Overseas Grand Oceans Group Ltd	2,669,000	1,157
China Overseas Property Holdings Ltd	5,455,000	2,588
CIFI Holdings Group Co Ltd	864,000	517
CIMC Enric Holdings Ltd	1,600,000	1,300
CITIC Ltd	580,000	787
CNOOC Ltd	3,226,000	5,258
Geely Automobile Holdings Ltd	206,000	338
Guangzhou Automobile Group Co Ltd, Cl H	579,600	559
Guotai Junan International Holdings Ltd	4,934,000	806
Haier Electronics Group Co Ltd	82,000	209
Hua Hong Semiconductor Ltd	644,608	1,355
Industrial & Commercial Bank of China Ltd, Cl H	3,518,000	2,513
K Wah International Holdings Ltd	2,437,000	1,411
Kingboard Laminates Holdings Ltd	875,500	747
KWG Group Holdings Ltd	640,500	643
Lee & Man Paper Manufacturing Ltd	708,000	461
Lenovo Group Ltd	1,756,000	1,221
Logan Property Holdings Co Ltd	328,000	484
Luye Pharma Group Ltd	816,500	614
Nissin Foods Co Ltd	3,479,000	1,992
O-Net Technologies Group Ltd *	1,386,000	711
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	543,400	1,073
Shimao Property Holdings Ltd	742,500	2,126
Sinopec Shanghai Petrochemical Co Ltd, Cl H	776,000	338
Sinotrans Ltd, Cl H	2,311,000	849
Sinotruk Hong Kong Ltd	749,000	1,420
SITC International Holdings Co Ltd	1,648,000	1,679
SSY Group Ltd	1,110,273	882
Tencent Holdings Ltd	556,828	23,152
TravelSky Technology Ltd, Cl H	1,026,000	2,125
WuXi AppTec Co Ltd, Cl H *	227,000	2,486
Yuexiu Property Co Ltd	2,314,000	525

SEI Institutional Investments Trust / Annual Report / May 31, 2019	537

SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zhongsheng Group Holdings Ltd	1,083,000	$2,727

		90,717

Hungary — 0.3%
MOL Hungarian Oil & Gas PLC *	117,979	1,326
OTP Bank Nyrt	14,490	604
Richter Gedeon Nyrt	46,620	836

		2,766

India — 7.9%
Asian Paints Ltd	81,510	1,646
Aurobindo Pharma Ltd	144,729	1,396
Bajaj Auto Ltd	33,960	1,426
Bata India Ltd	149,349	2,839
Biocon Ltd	86,456	672
Cipla Ltd/India	61,243	491
Crompton Greaves Consumer Electricals Ltd	489,482	1,670
Dr Reddy’s Laboratories Ltd	19,399	746
Eicher Motors Ltd	7,046	2,017
Endurance Technologies Ltd	105,704	1,825
Exide Industries Ltd	257,471	787
Godrej Consumer Products Ltd	139,836	1,381
Godrej Properties Ltd *	136,584	1,739
HCL Technologies Ltd	116,165	1,821
HDFC Bank Ltd ADR	59,776	7,422
HEG Ltd	4,736	118
Hero MotoCorp Ltd	36,284	1,395
Hindalco Industries Ltd	589,210	1,666
Hindustan Petroleum Corp Ltd	65,121	303
Hindustan Unilever Ltd	174,179	4,470
ICICI Bank Ltd ADR	239,181	2,870
Indiabulls Housing Finance Ltd	127,808	1,443
Info Edge India Ltd	90,752	2,674
Infosys Ltd	223,704	2,368
Inox Leisure Ltd *	222,642	1,202
Ipca Laboratories Ltd	107,226	1,443
ITC Ltd	161,451	645
Jubilant Foodworks Ltd	56,621	1,062
Larsen & Toubro Ltd	111,953	2,502
Multi Commodity Exchange of India Ltd *	88,309	1,027
NCC Ltd/India	269,600	378
Power Grid Corp of India Ltd	636,375	1,729
Prestige Estates Projects Ltd	95,434	394
PVR Ltd	112,364	2,874
RBL Bank Ltd	231,246	2,281
REC Ltd	469,280	973
Reliance Industries Ltd	152,845	2,917
Reliance Infrastructure Ltd	6,538	10
State Bank of India	288,287	1,458
Tata Consultancy Services Ltd	60,124	1,895
Tata Steel Ltd	233,549	1,636
Titan Co Ltd	138,206	2,451
UPL Ltd	199,870	2,865

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Varun Beverages Ltd	128,198	$1,716
Vedanta Ltd	285,086	657
WNS Holdings Ltd ADR *	42,796	2,368

		79,668

Indonesia — 2.6%
Ace Hardware Indonesia Tbk PT	13,211,700	1,606
Bank Central Asia Tbk PT	1,071,300	2,184
Bank Negara Indonesia Persero Tbk PT	2,478,800	1,459
Bank Rakyat Indonesia Persero Tbk PT	4,885,700	1,404
Bank Tabungan Pensiunan Nasional Syariah Tbk PT *	9,411,700	1,879
Bumi Serpong Damai Tbk PT *	22,126,900	2,093
Gudang Garam Tbk PT	117,100	660
Link Net Tbk PT	1,632,500	509
Malindo Feedmill Tbk PT	3,961,500	282
Matahari Department Store Tbk PT	1,558,800	410
Media Nusantara Citra Tbk PT	14,622,700	1,168
Medikaloka Hermina Tbk PT	11,480,000	2,936
Pakuwon Jati Tbk PT	25,223,684	1,246
Pan Brothers Tbk PT	4,175,500	159
Perusahaan Gas Negara Tbk PT	2,329,400	336
PP Persero Tbk PT	6,195,000	855
Semen Indonesia Persero Tbk PT	1,334,400	1,080
Surya Citra Media Tbk PT	3,569,600	413
Telekomunikasi Indonesia Persero Tbk PT ADR	71,257	1,922
Tiga Pilar Sejahtera Food Tbk *	6,565,800	77
Ultrajaya Milk Industry & Trading Co Tbk PT	31,400,000	3,080

		25,758

Ivory Coast — 0.1%
Sonatel SA	32,578	941

Kenya — 0.6%
ARM Cement Ltd	10	–
East African Breweries Ltd	1,191,907	2,387
Equity Group Holdings PLC/Kenya	7,182,593	2,756
Safaricom PLC	4,456,970	1,208

		6,351

Kuwait — 0.8%
Humansoft Holding Co KSC	94,591	1,036
Mabanee Co SAK	129,377	300
Mobile Telecommunications Co KSC	714,232	1,229
National Bank of Kuwait SAKP	1,672,742	5,326

		7,891

Malaysia — 0.7%
AirAsia Group Bhd	1,373,400	947
Bermaz Auto Bhd	1,976,200	1,085
CIMB Group Holdings Bhd	190,400	239
Malayan Banking Bhd	1,131,369	2,435
Serba Dinamik Holdings Bhd	1,881,300	1,841

538	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tenaga Nasional Bhd	25,600	$78

		6,625

Mauritius — 0.1%
MCB Group Ltd	168,990	1,332

Mexico — 2.2%
Alfa SAB de CV, Cl A	1,129,700	1,034
America Movil SAB de CV ADR, Ser L, Cl L	35	1
Arca Continental SAB de CV	62,100	332
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Cl B	459,700	674
Becle SAB de CV	1,314,235	1,917
Controladora Vuela Cia de Aviacion SAB de CV ADR *	202,825	1,710
Genomma Lab Internacional SAB de CV, Cl B *	2,040,572	1,715
Gruma SAB de CV, Ser B, Cl B	96,270	918
Grupo Aeroportuario del Centro Norte SAB de CV, Cl B	213,554	1,290
Grupo Aeroportuario del Sureste SAB de CV ADR	12,941	2,052
Grupo Financiero Banorte SAB de CV, Ser O	414,361	2,257
Grupo Mexico SAB de CV, Ser B	266,000	662
Industrias Bachoco SAB de CV	129,248	565
Megacable Holdings SAB de CV	58,500	241
Mexichem SAB de CV	456,117	951
Regional SAB de CV	387,173	1,875
Wal-Mart de Mexico SAB de CV	1,598,590	4,495

		22,689

Morocco — 0.3%
Attijariwafa Bank	18,750	854
Label Vie	6,546	1,602
Societe d’Exploitation des Ports	38,140	711

		3,167

Netherlands — 0.1%
SBM Offshore NV	71,459	1,261

Nigeria — 0.5%
Guaranty Trust Bank PLC	11,881,030	1,040
SEPLAT Petroleum Development Co Plc	734,571	1,120
Zenith Bank PLC	49,695,748	2,769

		4,929

Oman — 0.1%
Bank Muscat SAOG	967,577	1,056

Pakistan — 0.1%
Oil & Gas Development Co Ltd	434,500	400
United Bank Ltd/Pakistan	762,000	819

		1,219

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Panama — 0.3%
Copa Holdings SA, Cl A	28,793	$2,580

Peru — 1.4%
Alicorp SAA	512,528	1,619
Cementos Pacasmayo SAA	531,678	919
Credicorp Ltd	47,152	10,552
Ferreycorp SAA	1,298,960	837

		13,927

Philippines — 3.8%
Alliance Global Group Inc	13,390,980	4,005
Ayala Corp	261,799	4,612
Ayala Land Inc	3,107,300	2,949
Bank of the Philippine Islands	1,192,050	1,847
BDO Unibank Inc	1,803,544	4,772
Bloomberry Resorts Corp	9,359,043	2,124
Cebu Air Inc	670,040	1,156
East West Banking Corp *	2,254,500	495
Emperador Inc *	5,808,500	854
Globe Telecom Inc	15,065	627
Megawide Construction Corp	3,995,918	1,547
Puregold Price Club Inc	1,968,303	1,683
Robinsons Land Corp	11,904,032	5,934
Robinsons Retail Holdings Inc	1,669,880	2,337
Security Bank Corp	93,130	312
Wilcon Depot Inc	8,069,300	2,627

		37,881

Poland — 1.0%
Bank Millennium SA *	580,292	1,446
Dino Polska SA *	50,818	1,646
Eurocash SA	257,708	1,295
Kernel Holding SA	152,020	1,840
Polski Koncern Naftowy ORLEN SA	70,644	1,780
Powszechny Zaklad Ubezpieczen SA	201,051	2,168

		10,175

Qatar — 0.1%
Industries Qatar QSC	2,893	90
Qatar Navigation QSC	68,560	1,184

		1,274

Romania — 0.2%
Banca Transilvania SA	3,748,230	2,012
BRD-Groupe Societe Generale SA	151,840	409

		2,421

Russia — 2.9%
Gazprom PJSC ADR	719,070	4,724
LUKOIL PJSC ADR	82,932	6,667
MMC Norilsk Nickel PJSC ADR	71,929	1,502
Mobile TeleSystems PJSC ADR	177,651	1,389
QIWI plc ADR	55,281	930
Sberbank of Russia PJSC ADR	467,775	6,750

SEI Institutional Investments Trust / Annual Report / May 31, 2019	539

SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tatneft PJSC ADR	2,805	$195
Yandex NV, Cl A *	184,169	6,615

		28,772

Singapore — 0.1%
First Resources Ltd	932,670	1,044

South Africa — 2.5%
Absa Group Ltd	84,979	987
AngloGold Ashanti Ltd ADR	116,098	1,543
Barloworld Ltd	186,111	1,689
Bidvest Group Ltd/The	82,741	1,177
Capitec Bank Holdings Ltd	31,495	2,854
Clicks Group Ltd	178,578	2,339
Exxaro Resources Ltd	169,574	1,979
Kumba Iron Ore Ltd	19,825	602
Liberty Holdings Ltd	36,087	270
Life Healthcare Group Holdings Ltd	565,052	899
Naspers Ltd, Cl N	9,426	2,121
Nedbank Group Ltd	51,231	922
Netcare Ltd	484,447	619
Old Mutual Ltd	743,841	1,075
RMB Holdings Ltd	231,265	1,309
Sanlam Ltd	34,251	179
SPAR Group Ltd/The	73,614	968
Standard Bank Group Ltd	170,293	2,325
Truworths International Ltd	300,720	1,480
Vodacom Group Ltd	41,206	336

		25,673

South Korea — 8.5%
Cafe24 Corp *	13,270	704
Cheil Worldwide Inc	128,399	2,846
CJ Freshway Corp	24,515	571
CJ Logistics Corp *	8,619	1,154
Cuckoo Homesys Co Ltd	23,315	959
Daelim Industrial Co Ltd	9,593	834
Douzone Bizon Co Ltd	82,569	4,548
Duk San Neolux Co Ltd *	67,842	820
Fila Korea Ltd	51,113	3,348
GS Engineering & Construction Corp	44,954	1,516
Hana Financial Group Inc	69,038	2,104
Hanwha Chemical Corp	83,857	1,454
Hanwha Corp	38,716	831
Hyundai Marine & Fire Insurance Co Ltd	60,609	1,565
Kangwon Land Inc	31,108	811
KB Financial Group Inc	106,367	3,912
Kia Motors Corp	47,316	1,563
Koh Young Technology Inc	22,635	1,726
Korean Air Lines Co Ltd	29,814	790
KT&G Corp	15,806	1,341
LG Corp	27,246	1,677
LG Display Co Ltd ADR	78,013	553
LG Electronics Inc	24,708	1,631

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
LG Uplus Corp	96,663	$1,132
Lotte Shopping Co Ltd	9,560	1,284
Maeil Dairies Co Ltd	7,937	599
Medy-Tox Inc	3,127	1,177
MegaStudyEdu Co Ltd	40,492	1,243
Meritz Securities Co Ltd	443,975	1,752
Nasmedia Co Ltd	49,398	1,667
NCSoft Corp	9,662	3,870
POSCO	5,814	1,160
POSCO ADR	28,324	1,409
Samsung Electronics Co Ltd	528,445	18,859
Samsung Fire & Marine Insurance Co Ltd	2,326	529
SK Hynix Inc	58,717	3,220
SK Innovation Co Ltd	17,516	2,427
SK Materials Co Ltd	9,115	1,166
SK Telecom Co Ltd	21,846	4,595
Soulbrain Co Ltd	8,247	316
WONIK IPS Co Ltd	77,897	1,446
Woori Financial Group Inc	86,922	1,015

		86,124

Spain — 0.1%
Prosegur Cash SA	810,576	1,519

Sri Lanka — 0.2%
Commercial Bank of Ceylon PLC	869,623	452
Hatton National Bank PLC	913,410	719
Hemas Holdings PLC	716,430	276
John Keells Holdings PLC	884,215	689

		2,136

Taiwan — 7.1%
Accton Technology Corp	199,000	771
Airtac International Group	257,630	2,657
Asia Cement Corp	2,547,000	3,634
ASMedia Technology Inc	93,000	1,653
Catcher Technology Co Ltd	379,000	2,302
Cathay Financial Holding Co Ltd	1,180,000	1,523
Chailease Holding Co Ltd	626,260	2,308
Chicony Power Technology Co Ltd *	725,000	1,100
Chlitina Holding Ltd	205,000	1,689
Cub Elecparts Inc	82,000	713
Delta Electronics Inc	311,000	1,402
Elan Microelectronics Corp	457,000	1,051
Formosa Plastics Corp	303,000	1,059
Fubon Financial Holding Co Ltd	2,269,000	3,104
Hon Hai Precision Industry Co Ltd	538,912	1,260
Inventec Corp	2,062,000	1,552
Lite-On Technology Corp	796,862	1,137
Makalot Industrial Co Ltd	79,000	519
MediaTek Inc	139,000	1,368
Merida Industry Co Ltd	327,000	1,779
Nanya Technology Corp	209,000	407
Novatek Microelectronics Corp	184,000	975

540	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Parade Technologies Ltd	102,000	$1,573
Pegatron Corp	487,000	793
Powertech Technology Inc	381,000	896
Prince Housing & Development Corp	580,000	216
Realtek Semiconductor Corp	199,000	1,259
Silergy Corp	73,947	1,048
Taiwan FamilyMart Co Ltd/Taiwan	275,000	1,914
Taiwan Semiconductor Manufacturing Co Ltd	953,000	7,099
Taiwan Semiconductor Manufacturing Co Ltd ADR	443,573	17,011
TCI Co Ltd	60,285	957
Tong Hsing Electronic Industries Ltd	360,000	1,156
TSC Auto ID Technology Co Ltd	109,000	872
Universal Microwave Technology Inc *	152,000	447
Yageo Corp	72,000	594
Yuanta Financial Holding Co Ltd	2,787,000	1,565

		71,363

Thailand — 3.3%
Advanced Info Service PCL	173,900	1,061
Bangkok Dusit Medical Services PCL, Cl F	2,842,400	2,290
Charoen Pokphand Foods PCL	1,569,200	1,376
Com7 PCL	1,027,900	633
CP ALL PCL	1,643,800	4,142
Home Product Center PCL	5,458,245	2,915
Kiatnakin Bank PCL	434,800	903
Minor International PCL	804,000	984
Minor International PCL NVDR	3,184,436	3,899
PTT PCL	2,291,600	3,349
Robinson PCL	571,400	984
Sansiri PCL	1,502,800	67
Siam Cement PCL/The	179,100	2,558
Srisawad Corp PCL	1,344,530	2,114
Thai Oil PCL	500,000	936
Thanachart Capital PCL	646,900	1,083
Tisco Financial Group PCL	448,100	1,250
TOA Paint Thailand PCL	2,113,518	2,087
VGI Global Media PCL	3,004,000	850

		33,481

Turkey — 0.7%
Eregli Demir ve Celik Fabrikalari TAS	226,799	282
Ford Otomotiv Sanayi AS	22,160	209
MLP Saglik Hizmetleri AS, Cl B *	564,281	1,186
Tekfen Holding AS	283,772	1,210
Turkcell Iletisim Hizmetleri AS	1,422,698	2,838
Turkiye Garanti Bankasi AS *	352,757	479
Turkiye Sise ve Cam Fabrikalari AS	535,329	477

		6,681

United Arab Emirates — 1.7%
Aldar Properties PJSC	6,209,304	3,069
Dubai Islamic Bank PJSC	1,977,653	2,710
Emaar Development PJSC	5,237,801	5,587

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Emaar Properties PJSC	3,979,050	$4,834
Ras Al Khaimah Ceramics	1,443,677	608

		16,808

United Kingdom — 4.2%
ADES International Holding PLC *	40,990	594
Avast PLC	290,165	1,130
Georgia Healthcare Group PLC *	121,360	382
Halyk Savings Bank of Kazakhstan JSC GDR	633,079	7,312
Integrated Diagnostics Holdings PLC	426,298	2,044
KAZ Minerals PLC	275,504	1,770
Magnitogorsk Iron & Steel Works PJSC GDR	33,115	291
MHP SE GDR	146,640	1,518
NAC Kazatomprom JSC GDR *	264,058	4,027
Network International Holdings PLC *	884,709	6,200
Nova Ljubljanska Banka dd GDR *	186,122	2,530
Polymetal International PLC	73,831	791
Polyus PJSC GDR	6,818	271
SEPLAT Petroleum Development Co Plc	174,636	258
TBC Bank Group PLC	35,090	720
Tullow Oil PLC	1,584,638	3,994
Vivo Energy PLC	2,580,515	4,105
Wizz Air Holdings PLC *	107,380	4,242

		42,179

United States — 0.7%
EPAM Systems Inc *	14,090	2,432
HeadHunter Group PLC ADR *	46,745	807
Liberty Latin America Ltd, Cl C *	78,593	1,351
Livent Corp *	185,020	1,169
Yum China Holdings Inc	27,900	1,116

		6,875

Vietnam — 1.9%
FPT Corp	364,976	688
Ho Chi Minh City Development Joint Stock Commercial Bank	2,390,700	2,787
Hoa Phat Group JSC	475,398	652
Military Commercial Joint Stock Bank	3,514,329	3,129
Vietnam Dairy Products JSC	666,904	3,688
Vietnam Prosperity JSC Bank *	1,987,341	1,545
Vietnam Technological & Commercial Joint Stock Bank *	1,946,150	1,878
Vincom Retail JSC	2,186,159	3,249
Vinhomes JSC *	454,337	1,591

		19,207

Total Common Stock (Cost $808,091) ($ Thousands)		867,740

SEI Institutional Investments Trust / Annual Report / May 31, 2019	541

SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Equity Fund (Continued)

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS — 2.6%

China — 0.1%
CLSA Global Markets Pte Ltd, Expires 02/18/2024	261,140	$815

Egypt — 0.2%
Emaar Misr for Development SAE, Expires 02/10/2022	9,394,391	1,706

India — 0.4%
VIP Industrials, Expires 12/17/2019	286,529	1,796
Voltas, Expires 05/28/2020	252,486	2,087

		3,883

Kuwait — 0.4%
National Bank of Kuwait SAKP, Expires 01/16/2020	1,328,922	4,211

Luxembourg — 0.5%
Emirates NBD PJSC, Expires 01/03/2022	378,400	1,130
Mouwasat Medical Services Co, Expires 12/09/2021	108,104	2,456
Palm Hills Developments SAE, Expires 12/16/2021	14,824,649	2,150

		5,736

Pakistan — 0.2%
United Bank, Expires 03/31/2021	1,645,043	1,751

Thailand — 0.0%
Minor International PCL, Expires 09/30/2021 *	40,200	–
Minor International PCL, Expires 12/31/2021 *	159,222	–

		–

United States — 0.6%
FPT Corp, Expires 03/31/2021	2,249,159	4,193
Shandong Pharmaceutical Glass Co Ltd, Expires 02/19/2020	436,166	1,769

		5,962

Vietnam — 0.2%
Military Commercial Joint Stock Bank, Expires 03/31/2021	1,550,683	1,367
Mobile World Investment, Expires 03/31/2021	253,453	922

		2,289

Total Warrants (Cost $22,463) ($ Thousands)		26,353

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (A) — 1.9%

Brazil — 1.2%
Banco Bradesco SA	133,342	$1,255
Banco do Estado do Rio Grande do Sul SA	78,400	474
Braskem SA *	89,100	969
Centrais Eletricas Brasileiras SA, Cl B	24,400	223
Cia Brasileira de Distribuicao	62,700	1,393
Cia Paranaense de Energia	56,900	699
Itau Unibanco Holding SA	80,450	721
Itausa - Investimentos Itau SA	1,772,969	5,603
Marcopolo SA (A)	784,500	725

		12,062

Colombia — 0.6%
Banco Davivienda SA	576,917	6,532
Grupo Aval Acciones y Valores SA	890,150	310

		6,842

South Korea — 0.1%
Samsung Electronics Co Ltd	27,682	809

Total Preferred Stock (Cost $15,837) ($ Thousands)		19,713

	Number of Participation Notes

PARTICIPATION NOTES — 0.9%

Luxembourg — 0.1%
Hoa Phat Group JSC, Expires 11/20/2020	879,553	1,193

Saudi Arabia — 0.4%
Arabian Centres Ltd, Expires 05/23/2022	221,047	1,533
Bank Savola Group, Expires 01/24/2020	183,522	1,618
National Commercial Bank, Expires 11/09/2020	38,360	552

		3,703

United Kingdom — 0.4%
Cooperative Insurance Company, Expires 07/20/2020	165,621	3,030
Saudi British Bank, Expires 03/24/2020	104,520	1,065

		4,095

Total Participation Notes (Cost $8,991) ($ Thousands)		8,991

542	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 0.2%

United States — 0.2%
iShares Core MSCI Emerging Markets ETF	44,570	$2,189

Total Exchange Traded Fund (Cost $2,216) ($ Thousands)		2,189

CASH EQUIVALENT — 5.1%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	51,118,141	51,118

Total Cash Equivalent (Cost $51,118) ($ Thousands)		51,118

Total Investments in Securities — 96.8% (Cost $908,716) ($ Thousands)		$976,104

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
MSCI Emerging Markets	1,211	Jun-2019	$ 61,737	$ 60,562	$ (1,175)

Percentages are based on Net Assets of $1,007,905 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2019.

†	Investment in Affiliated Security (see Note 6).

(A)	There is currently no rate available.

ADR – American Depositary Receipt

Cl – Class

CV – Convertible Security

ETF – Exchange-Traded Fund

GDR – Global Depositary Receipt

JSC – Joint-Stock Company

Ltd. – Limited

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

PJSC – Public Joint-Stock Company

PLC – Public Limited Company

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments carried at value ($ Thousands).

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$ 832,867	$34,873	$–	$ 867,740
Warrants	20,225	6,128	–	26,353
Preferred Stock	19,713	–	–	19,713
Participation Notes	–	8,991	–	8,991
Exchange Traded Fund	2,189	–	–	2,189
Cash Equivalent	51,118	–	–	51,118

Total Investments in Securities	$ 926,112	$49,992	$–	$ 976,104

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	(1,175)	–	–	(1,175)
Forwards Contracts*
Unrealized Appreciation	–	–	–	–
Unrealized Depreciation	–	–	–	–

Total Other Financial Instruments	$ (1,175)	$–	$–	$ (1,175)

*	Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	543

SCHEDULE OF INVESTMENTS

May 31, 2019

Emerging Markets Equity Fund (Concluded)

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.	Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary the of Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands).

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 6,520	$ 173,338	$ (128,740)	$ -	$ -	$ 51,118	51,118,141	$ 500	$ -

The accompanying notes are an integral part of the financial statements.

544	SEI Institutional Investments Trust / Annual Report / May 31, 2019

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Dynamic Asset Allocation Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.1%

Communication Services — 9.6%
Activision Blizzard Inc	69,400	$3,010
Alphabet Inc, Cl A *	27,545	30,479
Alphabet Inc, Cl C *	28,322	31,257
AT&T Inc	669,819	20,483
CBS Corp, Cl B	31,976	1,544
CenturyLink Inc	85,715	896
Charter Communications Inc, Cl A *	15,900	5,991
Comcast Corp, Cl A	415,100	17,019
Discovery Inc, Cl A *	14,800	403
Discovery Inc, Cl C *	33,219	852
DISH Network Corp, Cl A *	20,800	751
Electronic Arts Inc *	27,700	2,578
Facebook Inc, Cl A *	219,600	38,972
Fox Corp	48,566	1,703
Interpublic Group of Cos Inc/The	35,600	755
Netflix Inc *	40,100	13,766
News Corp	14,100	164
News Corp, Cl A	37,400	426
Omnicom Group Inc	21,100	1,632
Take-Two Interactive Software Inc *	10,500	1,136
TripAdvisor Inc *	10,200	431
Twitter Inc *	66,000	2,405
Verizon Communications Inc	380,000	20,653
Viacom Inc, Cl B	32,600	946
Walt Disney Co/The	160,577	21,203

		219,455

Consumer Discretionary — 9.4%
Advance Auto Parts Inc	6,600	1,023
Amazon.com Inc *	38,000	67,453
AutoZone Inc *	2,300	2,362
Best Buy Co Inc	21,300	1,335
Booking Holdings Inc *	4,100	6,791
BorgWarner Inc	19,500	692
Capri Holdings Ltd *	15,000	487
CarMax Inc *	16,000	1,253
Carnival Corp, Cl A	36,900	1,889
Chipotle Mexican Grill Inc, Cl A *	2,300	1,518
Darden Restaurants Inc	11,600	1,349
Delphi Automotive PLC *	24,600	1,575
Dollar General Corp	24,300	3,093
Dollar Tree Inc *	21,884	2,223
DR Horton Inc	31,800	1,360
eBay Inc	80,000	2,874
Expedia Group Inc	11,000	1,265
Foot Locker Inc	10,200	401
Ford Motor Co	365,300	3,478
Gap Inc/The	19,500	364
Garmin Ltd	11,300	864
General Motors Co	119,500	3,984
Genuine Parts Co	13,751	1,360

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
H&R Block Inc	19,200	$504
Hanesbrands Inc	33,200	493
Harley-Davidson Inc	15,600	510
Hasbro Inc	11,100	1,056
Hilton Worldwide Holdings Inc	27,100	2,424
Home Depot Inc/The	103,832	19,713
Kohl’s Corp	15,500	765
L Brands Inc	20,700	465
Leggett & Platt Inc	11,800	419
Lennar Corp, Cl A	26,400	1,311
LKQ Corp *	29,400	754
Lowe’s Cos Inc	73,369	6,844
Macy’s Inc	28,400	584
Marriott International Inc/MD, Cl A	26,120	3,261
Mattel Inc *	34,600	341
McDonald’s Corp	70,300	13,938
MGM Resorts International	47,600	1,181
Mohawk Industries Inc *	5,628	763
Newell Brands Inc	35,899	482
NIKE Inc, Cl B	115,400	8,902
Nordstrom Inc	9,500	297
Norwegian Cruise Line Holdings Ltd *	20,700	1,133
O’Reilly Automotive Inc *	7,100	2,637
PulteGroup Inc	23,100	716
PVH Corp	7,000	596
Ralph Lauren Corp, Cl A	4,800	505
Ross Stores Inc	34,600	3,218
Royal Caribbean Cruises Ltd	16,100	1,960
Starbucks Corp	114,000	8,671
Tapestry Inc	28,300	808
Target Corp	47,500	3,821
Tiffany & Co	9,900	882
TJX Cos Inc/The	113,200	5,693
Tractor Supply Co	11,400	1,149
Ulta Beauty Inc *	5,300	1,767
Under Armour Inc, Cl A *	17,300	394
Under Armour Inc, Cl C *	17,236	349
VF Corp	29,324	2,401
Whirlpool Corp	5,800	666
Wynn Resorts Ltd	9,000	966
Yum! Brands Inc	28,400	2,907

		215,239

Consumer Staples — 6.8%
Altria Group Inc	171,900	8,433
Archer-Daniels-Midland Co	52,600	2,016
Brown-Forman Corp, Cl B	15,000	750
Campbell Soup Co	19,000	690
Church & Dwight Co Inc	23,100	1,719
Clorox Co/The	12,100	1,801
Coca-Cola Co/The	353,700	17,377
Colgate-Palmolive Co	78,800	5,486

SEI Institutional Investments Trust / Annual Report / May 31, 2019	545

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Conagra Brands Inc	45,700	$1,223
Constellation Brands Inc, Cl A	15,100	2,664
Costco Wholesale Corp	40,400	9,679
Coty Inc, Cl A	23,550	291
Estee Lauder Cos Inc/The, Cl A	20,400	3,285
General Mills Inc	55,500	2,744
Hershey Co/The	13,000	1,715
Hormel Foods Corp	25,600	1,011
JM Smucker Co/The	10,682	1,299
Kellogg Co	23,400	1,230
Kimberly-Clark Corp	31,400	4,016
Kraft Heinz Co/The	55,766	1,542
Kroger Co/The	74,500	1,699
Lamb Weston Holdings Inc	13,600	806
McCormick & Co Inc/MD	11,500	1,794
Molson Coors Brewing Co, Cl B	17,200	946
Mondelez International Inc, Cl A	132,200	6,722
Monster Beverage Corp *	35,320	2,185
PepsiCo Inc	129,062	16,520
Philip Morris International Inc	142,700	11,006
Procter & Gamble Co/The	230,136	23,683
Sysco Corp	44,100	3,035
Tyson Foods Inc, Cl A	27,600	2,095
Walgreens Boots Alliance Inc	74,800	3,691
Walmart Inc	130,765	13,265

		156,418

Energy — 4.5%
Anadarko Petroleum Corp	46,300	3,258
Apache Corp	36,400	949
Baker Hughes a GE Co, Cl A	48,500	1,038
Cabot Oil & Gas Corp, Cl A	39,100	978
Chevron Corp	174,700	19,890
Cimarex Energy Co	9,400	538
Concho Resources Inc	18,800	1,843
ConocoPhillips	103,800	6,120
Devon Energy Corp	38,500	969
Diamondback Energy Inc	14,500	1,422
EOG Resources Inc	53,900	4,413
Exxon Mobil Corp	389,800	27,586
Halliburton Co	81,800	1,741
Helmerich & Payne Inc	10,400	509
Hess Corp	24,300	1,357
HollyFrontier Corp	15,500	589
Kinder Morgan Inc/DE	177,277	3,537
Marathon Oil Corp	76,600	1,007
Marathon Petroleum Corp	63,011	2,898
National Oilwell Varco Inc	35,300	736
Noble Energy Inc	44,900	961
Occidental Petroleum Corp	68,200	3,394
ONEOK Inc	38,500	2,449
Phillips 66	39,300	3,175

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pioneer Natural Resources Co	15,200	$2,158
Schlumberger Ltd	126,437	4,386
TechnipFMC PLC	39,100	813
Valero Energy Corp	39,000	2,746
Williams Cos Inc/The	110,000	2,902

		104,362

Financials — 12.0%
Affiliated Managers Group Inc	5,100	428
Aflac Inc	68,300	3,504
Allstate Corp/The	30,900	2,951
American Express Co	63,400	7,273
American International Group Inc	79,300	4,050
Ameriprise Financial Inc	12,800	1,769
Aon PLC	21,900	3,944
Arthur J Gallagher & Co	17,100	1,440
Assurant Inc	5,000	500
Bank of America Corp	826,100	21,974
Bank of New York Mellon Corp/The	80,000	3,415
BB&T Corp	71,400	3,338
Berkshire Hathaway Inc, Cl B *	179,000	35,338
BlackRock Inc, Cl A	11,141	4,630
Capital One Financial Corp	42,600	3,658
Cboe Global Markets Inc	10,500	1,140
Charles Schwab Corp/The	110,400	4,594
Chubb Ltd	41,926	6,124
Cincinnati Financial Corp	14,100	1,385
Citigroup Inc	216,000	13,424
Citizens Financial Group Inc	42,700	1,391
CME Group Inc, Cl A	32,700	6,282
Comerica Inc	14,800	1,019
Discover Financial Services	29,700	2,214
E*TRADE Financial Corp	22,900	1,026
Everest Re Group Ltd	3,700	916
Fifth Third Bancorp	63,700	1,688
First Republic Bank/CA	15,400	1,494
Franklin Resources Inc	28,400	904
Goldman Sachs Group Inc/The	31,300	5,712
Hartford Financial Services Group Inc/The	33,650	1,772
Huntington Bancshares Inc/OH	97,700	1,236
Intercontinental Exchange Inc	51,845	4,262
Invesco Ltd	36,700	717
Jefferies Financial Group Inc	24,600	435
JPMorgan Chase & Co	301,300	31,926
KeyCorp	94,499	1,509
Lincoln National Corp	19,200	1,141
Loews Corp	25,400	1,305
M&T Bank Corp	12,521	1,998
Marsh & McLennan Cos Inc	46,100	4,407
MetLife Inc	87,300	4,034
Moody’s Corp	15,347	2,807
Morgan Stanley	120,800	4,915

546	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MSCI Inc, Cl A	8,000	$1,760
Nasdaq Inc	10,700	970
Northern Trust Corp	20,500	1,753
People’s United Financial Inc	35,400	544
PNC Financial Services Group Inc/The	42,200	5,370
Principal Financial Group Inc	24,800	1,279
Progressive Corp/The	53,300	4,226
Prudential Financial Inc	37,200	3,437
Raymond James Financial Inc	11,600	958
Regions Financial Corp	95,400	1,319
S&P Global Inc	23,100	4,941
SunTrust Banks Inc	40,100	2,406
SVB Financial Group *	5,000	1,007
Synchrony Financial	61,511	2,069
T Rowe Price Group Inc	21,400	2,164
Torchmark Corp	9,800	838
Travelers Cos Inc/The	24,000	3,494
Unum Group	19,400	611
US Bancorp	137,800	6,918
Wells Fargo & Co	376,300	16,696
Willis Towers Watson PLC	12,195	2,140
Zions Bancorp NA	17,000	732

		275,621

Health Care — 13.1%
Abbott Laboratories	161,239	12,275
AbbVie Inc	135,400	10,387
ABIOMED Inc *	4,200	1,100
Agilent Technologies Inc	29,800	1,998
Alexion Pharmaceuticals Inc *	20,600	2,342
Align Technology Inc *	6,600	1,877
Allergan PLC	28,500	3,474
AmerisourceBergen Corp, Cl A	15,061	1,173
Amgen Inc	57,100	9,519
Anthem Inc	23,500	6,532
Baxter International Inc	44,638	3,278
Becton Dickinson and Co	24,637	5,751
Biogen Inc *	17,900	3,925
Boston Scientific Corp *	129,000	4,955
Bristol-Myers Squibb Co	149,500	6,783
Cardinal Health Inc	27,200	1,144
Celgene Corp *	64,300	6,031
Centene Corp *	38,100	2,200
Cerner Corp	30,300	2,120
Cigna Corp	34,681	5,133
Cooper Cos Inc/The	4,600	1,370
CVS Health Corp	118,743	6,219
Danaher Corp	57,600	7,604
DaVita Inc *	11,900	517
DENTSPLY SIRONA Inc	20,800	1,120
Edwards Lifesciences Corp *	19,300	3,294
Eli Lilly & Co	79,167	9,179

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Gilead Sciences Inc	116,856	$7,274
HCA Healthcare Inc	25,000	3,024
Henry Schein Inc *	14,100	909
Hologic Inc *	25,400	1,118
Humana Inc	12,600	3,085
IDEXX Laboratories Inc *	8,100	2,023
Illumina Inc *	13,400	4,113
Incyte Corp *	16,400	1,290
Intuitive Surgical Inc *	10,500	4,881
IQVIA Holdings Inc *	14,900	2,024
Johnson & Johnson	245,100	32,145
Laboratory Corp of America Holdings *	9,154	1,488
McKesson Corp	17,300	2,113
Medtronic PLC	123,155	11,402
Merck & Co Inc	237,300	18,797
Mettler-Toledo International Inc *	2,300	1,663
Mylan NV *	46,600	783
Nektar Therapeutics, Cl A *	16,100	504
PerkinElmer Inc	10,400	898
Perrigo Co PLC	11,500	483
Pfizer Inc	510,496	21,196
Quest Diagnostics Inc	12,500	1,199
Regeneron Pharmaceuticals Inc *	7,100	2,142
ResMed Inc	13,200	1,506
Stryker Corp	28,300	5,186
Teleflex Inc	4,300	1,240
Thermo Fisher Scientific Inc	36,900	9,852
UnitedHealth Group Inc	88,200	21,327
Universal Health Services Inc, Cl B	7,800	932
Varian Medical Systems Inc *	8,500	1,073
Vertex Pharmaceuticals Inc *	23,300	3,872
Waters Corp *	6,700	1,345
WellCare Health Plans Inc *	4,600	1,270
Zimmer Biomet Holdings Inc	19,100	2,176
Zoetis Inc, Cl A	43,667	4,413

		300,046

Industrials — 8.6%
3M Co	52,800	8,435
Alaska Air Group Inc	11,100	646
Allegion PLC	8,833	857
American Airlines Group Inc	37,600	1,024
AMETEK Inc	21,500	1,761
AO Smith Corp	13,100	531
Arconic Inc	37,266	816
Boeing Co/The	48,300	16,500
Caterpillar Inc	52,700	6,314
CH Robinson Worldwide Inc	12,800	1,019
Cintas Corp	7,900	1,752
Copart Inc *	18,700	1,337
CSX Corp	72,100	5,369
Cummins Inc	13,600	2,050

SEI Institutional Investments Trust / Annual Report / May 31, 2019	547

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Deere & Co	29,000	$4,065
Delta Air Lines Inc	57,200	2,946
Dover Corp	13,800	1,234
Eaton Corp PLC	39,401	2,935
Emerson Electric Co	57,500	3,464
Equifax Inc	11,400	1,378
Expeditors International of Washington Inc	15,600	1,086
Fastenal Co	54,000	1,652
FedEx Corp	21,849	3,371
Flowserve Corp	12,100	562
Fluor Corp	12,700	352
Fortive Corp	27,724	2,111
Fortune Brands Home & Security Inc	12,900	620
General Dynamics Corp	24,700	3,972
General Electric Co	797,592	7,529
Harris Corp	10,600	1,984
Honeywell International Inc	66,900	10,992
Huntington Ingalls Industries Inc	3,800	779
IHS Markit Ltd *	33,700	1,934
Illinois Tool Works Inc	27,556	3,848
Ingersoll-Rand PLC	22,000	2,604
Jacobs Engineering Group Inc	10,900	821
JB Hunt Transport Services Inc	8,500	724
Johnson Controls International PLC	84,603	3,259
Kansas City Southern	9,700	1,099
L3 Technologies Inc	7,400	1,791
Lockheed Martin Corp	22,524	7,625
Masco Corp	27,400	957
Nielsen Holdings PLC	34,800	791
Norfolk Southern Corp	24,800	4,839
Northrop Grumman Corp	15,800	4,791
PACCAR Inc	31,300	2,060
Parker-Hannifin Corp	12,200	1,858
Pentair PLC	14,346	500
Quanta Services Inc	12,800	445
Raytheon Co	26,300	4,589
Republic Services Inc, Cl A	20,100	1,700
Robert Half International Inc	11,700	628
Rockwell Automation Inc	11,200	1,667
Rollins Inc	12,950	487
Roper Technologies Inc	9,700	3,336
Snap-on Inc	5,200	811
Southwest Airlines Co	45,000	2,142
Stanley Black & Decker Inc	14,200	1,807
Textron Inc	21,900	992
TransDigm Group Inc *	4,600	2,028
Union Pacific Corp	66,400	11,074
United Continental Holdings Inc *	21,100	1,638
United Parcel Service Inc, Cl B	63,700	5,919
United Rentals Inc *	7,300	804
United Technologies Corp	74,379	9,394
Verisk Analytics Inc, Cl A	15,300	2,142

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Wabtec Corp	13,172	$822
Waste Management Inc	35,500	3,882
WW Grainger Inc	4,200	1,099
Xylem Inc/NY	17,000	1,262

		197,612

Information Technology — 19.5%
Accenture PLC, Cl A	58,500	10,417
Adobe Inc *	44,800	12,136
Advanced Micro Devices Inc *	82,900	2,272
Akamai Technologies Inc *	15,600	1,176
Alliance Data Systems Corp	4,200	578
Amphenol Corp, Cl A	27,000	2,349
Analog Devices Inc	33,536	3,240
ANSYS Inc *	7,800	1,400
Apple Inc	412,500	72,216
Applied Materials Inc	86,400	3,343
Arista Networks Inc *	5,000	1,223
Autodesk Inc *	20,300	3,266
Automatic Data Processing Inc	39,900	6,389
Broadcom Inc	36,293	9,133
Broadridge Financial Solutions Inc	10,800	1,349
Cadence Design Systems Inc *	26,300	1,672
Cisco Systems Inc	404,800	21,062
Citrix Systems Inc	11,600	1,092
Cognizant Technology Solutions Corp, Cl A	53,700	3,326
Corning Inc	74,300	2,143
DXC Technology Co	25,238	1,200
F5 Networks Inc *	5,500	726
Fidelity National Information Services Inc	29,900	3,597
Fiserv Inc *	36,600	3,142
FleetCor Technologies Inc *	8,100	2,092
FLIR Systems Inc	13,300	643
Fortinet Inc *	13,600	986
Gartner Inc *	8,600	1,301
Global Payments Inc	14,812	2,282
Hewlett Packard Enterprise Co	130,200	1,786
HP Inc	141,800	2,649
Intel Corp	413,400	18,206
International Business Machines Corp	81,658	10,370
Intuit Inc	23,700	5,803
IPG Photonics Corp *	3,400	426
Jack Henry & Associates Inc	7,200	945
Juniper Networks Inc	32,200	792
Keysight Technologies Inc *	17,800	1,337
KLA-Tencor Corp	14,823	1,528
Lam Research Corp	14,087	2,460
Mastercard Inc, Cl A	83,000	20,874
Maxim Integrated Products Inc	25,700	1,352
Microchip Technology Inc	22,300	1,785
Micron Technology Inc *	104,500	3,408
Microsoft Corp	706,600	87,392

548	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Motorola Solutions Inc	14,767	$2,214
NetApp Inc	23,000	1,362
NVIDIA Corp	55,500	7,518
Oracle Corp	234,000	11,840
Paychex Inc	28,900	2,479
PayPal Holdings Inc *	107,700	11,820
Qorvo Inc *	11,300	691
QUALCOMM Inc	110,900	7,410
Red Hat Inc *	16,100	2,967
Salesforce.com *	70,200	10,629
Seagate Technology PLC	23,800	996
Skyworks Solutions Inc	16,200	1,079
Symantec Corp	60,400	1,131
Synopsys Inc *	13,400	1,560
TE Connectivity Ltd	31,300	2,636
Texas Instruments Inc	86,100	8,981
Total System Services Inc	15,300	1,890
VeriSign Inc *	9,900	1,930
Visa Inc, Cl A	161,000	25,974
Western Digital Corp	27,403	1,020
Western Union Co/The	40,600	788
Xerox Corp	19,675	602
Xilinx Inc	23,400	2,394

		446,775

Materials — 2.4%
Air Products & Chemicals Inc	20,000	4,072
Albemarle Corp	9,900	627
Avery Dennison Corp	8,200	853
Ball Corp	31,600	1,940
Celanese Corp, Cl A	11,900	1,130
CF Industries Holdings Inc	20,600	829
Dow Inc	70,271	3,286
DowDuPont Inc	210,015	6,410
Eastman Chemical Co	13,200	857
Ecolab Inc	23,100	4,252
FMC Corp	12,400	911
Freeport-McMoRan Inc, Cl B	134,800	1,309
International Flavors & Fragrances Inc	9,300	1,259
International Paper Co	37,400	1,551
Linde PLC	50,541	9,125
LyondellBasell Industries NV, Cl A	27,500	2,042
Martin Marietta Materials Inc	6,000	1,263
Mosaic Co/The	33,200	713
Newmont Goldcorp Corp	75,400	2,495
Nucor Corp	28,800	1,382
Packaging Corp of America	8,800	784
PPG Industries Inc	22,200	2,323
Sealed Air Corp	15,100	633
Sherwin-Williams Co/The	7,375	3,093
Vulcan Materials Co	12,500	1,561

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Westrock Co	24,941	$813

		55,513

Real Estate — 3.0%
Alexandria Real Estate Equities Inc ‡	10,500	1,537
American Tower Corp, Cl A	40,447	8,444
Apartment Investment & Management Co, Cl A	14,207	710
AvalonBay Communities Inc	13,000	2,639
Boston Properties Inc	14,400	1,884
CBRE Group Inc, Cl A *	29,000	1,325
Crown Castle International Corp	38,700	5,031
Digital Realty Trust Inc	19,400	2,284
Duke Realty Corp	34,200	1,029
Equinix Inc	7,557	3,671
Equity Residential	34,200	2,619
Essex Property Trust Inc	6,000	1,751
Extra Space Storage Inc	11,900	1,275
Federal Realty Investment Trust	7,200	941
Four Corners Property Trust Inc ‡	1	—
HCP Inc	44,400	1,408
Host Hotels & Resorts Inc	69,385	1,257
Iron Mountain Inc	27,671	848
Kimco Realty Corp	40,400	703
Macerich Co/The	10,200	371
Mid-America Apartment Communities Inc	10,600	1,210
Prologis Inc	57,499	4,236
Public Storage	14,000	3,330
Realty Income Corp	28,600	2,004
Regency Centers Corp	15,600	1,029
SBA Communications Corp, Cl A *	10,200	2,207
Simon Property Group Inc	28,700	4,652
SL Green Realty Corp	7,700	662
UDR Inc	25,700	1,151
Ventas Inc	33,600	2,161
Vornado Realty Trust	16,000	1,060
Welltower Inc	36,100	2,932
Weyerhaeuser Co	70,127	1,599

		67,960

Utilities — 3.2%
AES Corp/VA	60,700	959
Alliant Energy Corp	22,800	1,082
Ameren Corp	23,200	1,701
American Electric Power Co Inc	44,900	3,867
American Water Works Co Inc	16,300	1,842
Atmos Energy Corp	10,900	1,110
CenterPoint Energy Inc	46,100	1,311
CMS Energy Corp	26,900	1,509
Consolidated Edison Inc	29,100	2,511
Dominion Energy Inc	73,032	5,490
DTE Energy Co	16,400	2,058

SEI Institutional Investments Trust / Annual Report / May 31, 2019	549

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Duke Energy Corp	66,530	$5,696
Edison International	30,600	1,817
Entergy Corp	17,600	1,708
Evergy Inc	23,899	1,389
Eversource Energy	29,700	2,193
Exelon Corp	90,100	4,332
FirstEnergy Corp	47,300	1,951
NextEra Energy Inc	43,800	8,682
NiSource Inc	34,600	964
NRG Energy Inc	26,200	892
Pinnacle West Capital Corp	10,800	1,014
PPL Corp	67,700	2,015
Public Service Enterprise Group Inc	45,800	2,691
Sempra Energy	25,400	3,339
Southern Co/The	96,300	5,152
WEC Energy Group Inc	28,562	2,301
Xcel Energy Inc	47,700	2,735

		72,311

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Total Common Stock (Cost $1,164,564) ($ Thousands)		$2,111,312

EXCHANGE TRADED FUND — 4.2%
SPDR S&P 500 ETF Trust (A)	348,063	95,811

Total Exchange Traded Fund (Cost $90,149) ($ Thousands)		95,811

Total Investments in Securities — 96.3% (Cost $1,254,713) ($ Thousands)		$2,207,123

	Contracts

PURCHASED SWAPTION* (B) — 0.4%

Total Purchased Swaption (Cost $6,951) ($ Thousands)	2,550,870,000	$9,187

A list of the open OTC swaption contracts held by the Fund at May 31, 2019, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED SWAPTION — 0.4%

Call Swaptions — 0.4%
CMS One Look*	Bank of America Merrill Lynch	2,550,870,000	$0.14	07/31/2021	$9,187
Total Purchased Swaption (Cost $6,951) ($ Thousands)					$9,187

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Amsterdam Index	(192)	Jun-2019	$(23,471)	$(23,119)	$141
CAC40 Index	(399)	Jun-2019	(23,371)	(23,054)	107
DAX Index	(70)	Jun-2019	(22,585)	(22,867)	(453)
FTSE MIB Index	(209)	Jun-2019	(23,543)	(23,052)	311
IBEX	(230)	Jun-2019	(23,296)	(23,005)	82
MSCI EAFE Index	(1,022)	Jun-2019	(94,270)	(92,895)	1,375
MSCI Emerging Markets	7,028	Jun-2019	369,922	351,470	(18,452)
S&P 500 Index E-MINI	(610)	Jun-2019	(86,624)	(83,954)	2,670

			$72,762	$59,524	$(14,219)

550	SEI Institutional Investments Trust / Annual Report / May 31, 2019

A list of the open forward foreign currency contracts held by the Fund at May 31, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	07/09/19	USD	118,987	JPY	13,060,738	$1,712
Bank of America	01/09/20	USD	7,730	SAR	29,013	1
Bank of America	01/09/20	USD	2,682	SAR	10,063	–
Bank of America	01/09/20	SAR	476,065	USD	126,598	(263)
Goldman Sachs	07/09/19	EUR	321,996	USD	365,068	5,083
JPMorgan Chase Bank	07/09/19	EUR	11,858	USD	13,383	126
RBC	07/09/19	JPY	1,327,468	USD	12,240	(28)
Societe Generale	07/09/19	EUR	97,100	USD	108,845	289
Standard Chartered	07/09/19	USD	13,458	EUR	12,036	(2)
UBS	07/09/19	USD	240,965	JPY	26,663,072	5,437
						$12,355

A list of the open OTC swap agreements held by the Fund at May 31, 2019 is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas(A)	Bloomberg Commodity Index Total Return	USD T-BILL AUCTION HIGH RATE + 10 BPS	BLOOMBERG COMMODITY INDEX TOTAL RETURN	Quarterly	05/12/2020	USD	242,017	$(2,968)	$–	$(2,968)

								$(2,968)	$–	$(2,968)

Percentages are based on Net Assets of $2,291,808 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Security, or a portion thereof, is held by the DAA Commodity Strategy Subsidiary, Ltd. as of May 31, 2019.

(B)	Refer to table below for details on Swaption Contracts.

Cl — Class

DAX — German Stock Index

EAFE — Europe, Australasia and Far East

ETF — Exchange-Traded Fund

EUR — Euro

FTSE— Financial Times and Stock Exchange

JPY — Japanese Yen

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NASDAQ – National Association of Securities Dealers and Automated Quotations

PLC — Public Limited Company

S&P— Standard & Poor’s

SAR— Saudi Riyal

SPDR — Standard & Poor’s Depository Receipt

USD — United States Dollar

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,111,312	$–	$–	$2,111,312
Exchange Traded Fund	95,811	–	–	95,811

Total Investments in Securities	$2,207,123	$–	$–	$2,207,123

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Unrealized Appreciation	$–	$9,187	$–	$9,187
Futures Contracts*
Unrealized Appreciation	4,686	–	–	4,686
Unrealized Depreciation	(18,905)	–	–	(18,905)
Forwards Contracts*
Unrealized Appreciation	–	12,648	–	12,648
Unrealized Depreciation	–	(293)	–	(293)
OTC Swaps
Total Return Swaps*
Unrealized Depreciation	–	(2,968)	–	(2,968)

Total Other Financial Instruments	$(14,219)	$18,574	$–	$4,355

* Futures contracts, forwards contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	551

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2019

Dynamic Asset Allocation Fund (Concluded)

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

552	SEI Institutional Investments Trust / Annual Report / May 31, 2019

SCHEDULE OF INVESTMENTS

May 31, 2019

World Select Equity Fund

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.2%

Argentina — 0.1%
BBVA Banco Frances SA ADR	16,600	$149
Central Puerto SA ADR *	7,900	64
MercadoLibre Inc *	186	106
YPF SA ADR	32,700	485

		804

Australia — 0.5%
Accent Group Ltd	34,024	35
Beach Energy Ltd	193,096	243
BHP Group Ltd	4,670	122
Coca-Cola Amatil Ltd	96,400	637
Dexus ‡	12,687	113
Fortescue Metals Group Ltd	171,749	958
Goodman Group	20,281	188
GPT Group/The ‡	13,389	53
Inghams Group Ltd	25,327	74
Macquarie Group Ltd	789	66
Magellan Financial Group Ltd	21,834	657
Metcash Ltd	13,460	28
Mirvac Group ‡	27,367	57
Newcrest Mining Ltd	59	1
Northern Star Resources Ltd	58,114	391
NRW Holdings Ltd	33,008	63
QBE Insurance Group Ltd	4,932	40
Rio Tinto Ltd	5,480	381
Saracen Mineral Holdings Ltd *	69,566	154
Stockland ‡	220,600	677
Washington H Soul Pattinson & Co Ltd	10,804	167

		5,105

Austria — 0.2%
Oesterreichische Post AG	12,800	428
Raiffeisen Bank International AG	44,526	1,033
Verbund AG, Cl A	928	46
Vienna Insurance Group AG Wiener Versicherung Gruppe	18,700	457

		1,964

Belgium — 0.2%
Ageas	14,400	701
Colruyt SA	8,963	665
Orange Belgium SA	4,121	78
Proximus SADP	874	25
Telenet Group Holding NV *	638	34
UCB SA	509	39

		1,542

Bermuda — 0.0%
Arch Capital Group Ltd *	1,617	56

Brazil — 0.5%
Atacadao SA *	47,200	278
B3 SA - Brasil Bolsa Balcao *	2,300	22
Banco do Brasil SA *	49,100	648

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cia de Saneamento Basico do Estado de Sao Paulo *	800	$9
Cia de Saneamento do Parana	32,500	597
Cia Siderurgica Nacional SA	68,700	291
Construtora Tenda SA	74,421	384
Cosan SA	9,000	108
Direcional Engenharia SA	77,900	198
IRB Brasil Resseguros SA	1,900	50
Lojas Renner SA	5,830	66
Magazine Luiza SA	7,487	373
Petrobras Distribuidora SA	45,200	294
Petroleo Brasileiro SA *	20,900	151
TOTVS SA	52,100	522
Tupy SA	16,400	81
Vale SA *	20,861	261
Vale SA ADR, Cl B *	47,000	586

		4,919

Canada — 2.0%
Alimentation Couche-Tard Inc, Cl B	1,700	104
Badger Daylighting Ltd	4,400	156
Canaccord Genuity Group Inc	13,534	50
Canadian Imperial Bank of Commerce	10,400	788
Canadian National Railway Co	81,469	7,221
Canadian Pacific Railway Ltd	800	175
Canadian Tire Corp Ltd, Cl A	8,500	850
Canopy Growth Corp *	1,000	40
CGI Inc, Cl A *	3,500	255
Colliers International Group Inc	3,260	201
Constellation Software Inc/Canada	200	173
Cronos Group Inc *	2,000	28
Empire Co Ltd, Cl A	22,535	519
Enerflex Ltd	10,800	131
FirstService Corp	4,401	399
Fortis Inc/Canada	300	11
Gibson Energy Inc	17,320	283
Kirkland Lake Gold Ltd	22,330	772
Labrador Iron Ore Royalty Corp	7,500	175
Loblaw Cos Ltd	18,600	954
Lululemon Athletica Inc *	14,618	2,421
Metro Inc/CN, Cl A	1,100	40
Rogers Communications Inc, Cl B	16,900	889
Shopify Inc, Cl A *	200	55
TELUS Corp	29,400	1,086
TFI International Inc	11,706	357
Thomson Reuters Corp	2,500	159
Toromont Industries Ltd	9,183	403
Toronto-Dominion Bank/The	18,200	995

		19,690

China — 1.1%
Air China Ltd, Cl H	556,001	516
Alibaba Group Holding Ltd ADR *	7,200	1,075

SEI Institutional Investments Trust / Annual Report / May 31, 2019	553

SCHEDULE OF INVESTMENTS

May 31, 2019

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Anhui Conch Cement Co Ltd, Cl A	6,374	$37
Anhui Gujing Distillery Co Ltd, Cl B	15,700	118
Autohome Inc ADR *	6,723	578
Bank of Communications Co Ltd, Cl H	95,000	74
Changyou.com Ltd ADR *	488	9
China Construction Bank Corp, Cl H	1,613,000	1,275
China Mobile Ltd	211,500	1,846
China Telecom Corp Ltd, Cl H	3,604,001	1,811
Guangzhou R&F Properties Co Ltd	362,000	685
Hexindai Inc ADR	19,700	52
Huaxin Cement Co Ltd, Cl A	29,651	116
Huaxin Cement Co Ltd, Cl B	21,807	62
Kweichow Moutai Co Ltd, Cl A	800	103
Ping An Insurance Group Co of China Ltd, Cl H	111,000	1,226
Shenzhou International Group Holdings Ltd	7,100	84
Weichai Power Co Ltd, Cl H	479,000	728

		10,395

Colombia — 0.0%
Ecopetrol SA ADR	12,400	203

Croatia — 0.0%
Hrvatski Telekom DD	12,500	285

Czech Republic — 0.1%
Komercni Banka AS	22,000	828
Philip Morris CR AS	58	35

		863

Denmark — 0.4%
AP Moller - Maersk A/S, Cl A	45	45
AP Moller - Maersk A/S, Cl B	11	12
Carlsberg A/S, Cl B	15,040	1,972
Chr Hansen Holding A/S	343	36
Orsted A/S	587	47
Pandora A/S	30,515	1,127
Scandinavian Tobacco Group A/S	38,900	473
Tryg A/S	1,524	47
Vestas Wind Systems A/S	600	49

		3,808

Estonia — 0.0%
Tallink Grupp AS	301,246	354

Finland — 0.5%
DNA OYJ	6,691	156
Fortum OYJ	441	10
Metso OYJ	24,559	792
Neste OYJ	54,483	1,837
Nokia OYJ	250,000	1,248
Orion OYJ, Cl B	1,340	44
Valmet OYJ	48,418	1,115

		5,202

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

France — 3.3%
Airbus SE	187	$24
AXA SA	66,450	1,635
BNP Paribas SA	38,780	1,766
Capgemini SE	26,040	2,905
Carrefour SA	143,000	2,683
Cie de Saint-Gobain	75,100	2,713
Cie Generale des Etablissements Michelin SCA, Cl B	20,100	2,306
CNP Assurances	510	11
Edenred	2,949	134
Electricite de France SA	9,121	128
Eutelsat Communications SA	1,662	29
Gaztransport Et Technigaz SA	2,873	261
Hermes International	266	176
Kering SA	7,430	3,858
Klepierre SA ‡	45,600	1,548
Mersen SA	1,480	49
Orange SA	114,900	1,798
Publicis Groupe SA	44,000	2,398
Sanofi	48,300	3,888
SCOR SE	2,186	90
Sodexo SA	566	65
Suez	1,293	17
Teleperformance	696	133
TOTAL SA	72,900	3,789

		32,404

Germany — 1.5%
adidas AG	52	15
Allianz SE	12,300	2,726
Amadeus Fire AG	664	85
Aroundtown SA	8,178	69
Bayerische Motoren Werke AG	18,600	1,286
Borussia Dortmund GmbH & Co KGaA	2,531	24
Deutsche Wohnen SE	545	26
Evonik Industries AG	22,700	595
Hannover Rueck SE	8,489	1,270
HOCHTIEF AG	4,700	558
Innogy SE	527	24
Merck KGaA	8,500	819
METRO AG	2,540	40
MTU Aero Engines AG	24,240	5,230
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,835	1,164
Puma SE	43	25
QIAGEN NV *	633	24
RWE AG	5,558	138
Uniper SE	722	20
Vonovia SE	2,964	155
Wirecard AG	374	58

		14,351

554	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Greece — 0.0%
JUMBO SA	16,000	$284
Motor Oil Hellas Corinth Refineries SA	7,445	189

		473

Hong Kong — 1.0%
Agile Group Holdings Ltd	38,000	48
Anhui Conch Cement Co Ltd, Cl H	286,344	1,673
ANTA Sports Products Ltd	16,000	98
Bank of China Ltd, Cl H	120,000	50
Bosideng International Holdings Ltd	774,002	193
China Ding Yi Feng Holdings Ltd	16,000	47
China Merchants Bank Co Ltd, Cl H	29,000	140
China Overseas Land & Investment Ltd	2,000	7
China Resources Land Ltd	2,000	8
CITIC Ltd	85,000	115
CLP Holdings Ltd	113,000	1,278
CNOOC Ltd	123,000	201
Country Garden Services Holdings Co Ltd	261,519	536
Fairwood Holdings Ltd	7,216	25
Guangdong Investment Ltd	38,000	75
Henderson Land Development Co Ltd	2,200	11
Hisense Home Appliances Group Co Ltd, Cl H	113,000	134
HKT Trust & HKT Ltd	16,000	25
Hong Kong & China Gas Co Ltd	13,200	29
Industrial & Commercial Bank of China Ltd, Cl H	1,462,002	1,044
Lenovo Group Ltd	1,053,389	732
Link REIT ‡	10,000	120
NetDragon Websoft Holdings Ltd	51,000	134
New China Life Insurance Co Ltd, Cl H	10,800	50
New World Development Co Ltd	28,000	41
NWS Holdings Ltd	15,000	30
Shimao Property Holdings Ltd	64,000	183
Sino Land Co Ltd	4,000	6
Sinotruk Hong Kong Ltd	92,000	174
SSY Group Ltd	166,447	132
Sun Hung Kai Properties Ltd	49,500	784
Swire Pacific Ltd, Cl A	7,000	83
Techtronic Industries Co Ltd	3,000	19
Tencent Holdings Ltd	39,200	1,630
Tingyi Cayman Islands Holding Corp	18,000	29
YiChang HEC ChangJiang Pharmaceutical Co Ltd, Cl H	64,001	316
Zoomlion Heavy Industry Science and Technology Co Ltd	187,200	110

		10,310

Hungary — 0.2%
Magyar Telekom Telecommunications PLC	594,955	851
MOL Hungarian Oil & Gas PLC	53,138	597
OTP Bank Nyrt	1,051	44

		1,492

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

India — 0.7%
Aurobindo Pharma Ltd	23,673	$228
Axis Bank Ltd	1,653	19
Balrampur Chini Mills Ltd	101,396	224
Bharat Petroleum Corp Ltd	28,672	169
Birla *	6,144	58
Dewan Housing Finance Corp Ltd *	79,580	127
Dr Reddy’s Laboratories Ltd	18,706	719
Havells India Ltd	833	9
Hindustan Unilever Ltd	1,625	42
ICICI Bank Ltd	6,831	42
Indian Oil Corp Ltd	58,046	138
Infosys Ltd	15,594	165
Infosys Ltd ADR	13,400	140
Inox Leisure Ltd*	21,310	115
InterGlobe Aviation Ltd	3,314	80
JK Lakshmi Cement Ltd	1,151	6
Mphasis Ltd	8,640	123
Nestle India Ltd	2,607	430
Oil India Ltd	185,600	479
REC Ltd	367,510	762
Reliance Industries Ltd	8,773	168
Tata Consultancy Services Ltd	51,872	1,635
Tech Mahindra Ltd	5,802	63
Wipro Ltd	208,776	858

		6,799

Indonesia — 0.1%
Bank Negara Indonesia Persero Tbk PT	39,500	23
Bank Rakyat Indonesia Persero Tbk PT	640,700	184
Bukit Asam Tbk PT	377,120	81
Charoen Pokphand Indonesia Tbk PT	819,098	281
Gudang Garam Tbk PT	27,900	157
Indo Tambangraya Megah Tbk PT	63,600	78
Malindo Feedmill Tbk PT	429,400	31
Mitra Adiperkasa Tbk PT	504,600	31
Ramayana Lestari Sentosa Tbk PT	294,389	33
Semen Indonesia Persero Tbk PT	43,026	35
Wijaya Karya Persero Tbk PT	161,800	26

		960

Israel — 0.2%
Bank Hapoalim BM	116,700	843
Bank Leumi Le-Israel BM	11,256	76
Check Point Software Technologies Ltd *	498	55
Israel Chemicals Ltd	26,618	134
Mellanox Technologies Ltd*	6,215	682
Nice Ltd *	474	66

		1,856

Italy — 0.7%
Assicurazioni Generali SpA	1,867	33
Davide Campari-Milano SpA	7,992	78
doBank SpA	4,912	60

SEI Institutional Investments Trust / Annual Report / May 31, 2019	555

SCHEDULE OF INVESTMENTS

May 31, 2019

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Enel SpA	265,760	$1,650
Eni SpA	6,388	97
Hera SpA	269,500	976
Intesa Sanpaolo SpA	1,248,000	2,550
Mediobanca Banca di Credito Finanziario SpA	7,945	73
Moncler SpA	5,223	192
Poste Italiane SpA	48,782	473
Recordati SpA	1,123	46
Saras SpA	67,659	97
Snam SpA	28,401	142
Terna Rete Elettrica Nazionale SpA	8,450	51

		6,518

Japan — 17.6%
Adastria Co Ltd	6,148	151
Advantest Corp	20,716	487
Aeon Co Ltd	3,700	64
AEON REIT Investment Corp	500	626
Aichi Steel Corp	10,300	301
Aisin Seiki Co Ltd	27,800	923
Akatsuki Inc	503	27
Alfresa Holdings Corp	18,268	460
Amada Holdings Co Ltd	4,200	43
Anritsu Corp	13,709	219
Aoyama Trading Co Ltd	60,600	1,169
Aozora Bank Ltd	18,700	455
Asahi Group Holdings Ltd	197,414	8,686
Asahi Intecc Co Ltd	600	31
Bandai Namco Holdings Inc	23,816	1,171
Brother Industries Ltd	1,400	24
Canon Inc	19,400	548
Capcom Co Ltd	8,791	181
Central Japan Railway Co	20,524	4,281
Chugai Pharmaceutical Co Ltd	2,100	140
Citizen Watch Co Ltd	387,400	1,788
Cosel Co Ltd	33,800	322
Credit Saison Co Ltd	221,000	2,381
Dai Nippon Printing Co Ltd	1,700	37
Daibiru Corp	80,300	699
Daido Steel Co Ltd	15,800	557
Daifuku Co Ltd	1,600	81
Dai-ichi Life Holdings Inc	218,800	3,172
Daiichi Sankyo Co Ltd	2,900	140
Daito Trust Construction Co Ltd	70,541	9,183
Daiwa Securities Group Inc	455,300	1,989
Daiwabo Holdings Co Ltd	1,029	43
DCM Holdings Co Ltd	73,500	733
Denso Corp	67,600	2,616
DIC Corp	20,300	495
Dowa Holdings Co Ltd	33,200	1,037
Eizo Corp	11,800	431
Exedy Corp	41,700	821

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
FamilyMart UNY Holdings Co Ltd	700	$17
Fancl Corp	7,822	212
Fast Retailing Co Ltd	300	173
FUJIFILM Holdings Corp	15,700	752
Fujitsu Ltd	1,400	95
FULLCAST Holdings Co Ltd	1,880	36
Furukawa Co Ltd	28,800	349
Goldcrest Co Ltd	20,500	333
Goldwin Inc	1,174	150
Hachijuni Bank Ltd/The	84,000	350
Hirose Electric Co Ltd	100	11
Hiroshima Bank Ltd/The	99,400	510
Hitachi Chemical Co Ltd *	500	13
Hitachi Ltd	29,600	1,005
Hokuetsu Corp	109,300	541
Honda Motor Co Ltd	202,300	4,939
Hoya Corp	2,600	181
Inaba Denki Sangyo Co Ltd	9,400	373
Itochu Enex Co Ltd	64,600	499
Iyo Bank Ltd/The	74,600	384
Japan Airlines Co Ltd	26,200	824
Japan Lifeline Co Ltd	59,600	952
Japan Prime Realty Investment Corp, Cl A ‡	11	47
Japan Real Estate Investment Corp, Cl A ‡	14	83
Japan Tobacco Inc	109,300	2,509
JFE Holdings Inc	341,600	4,744
KDDI Corp	202,200	5,193
Keihan Holdings Co Ltd	1,200	52
Keio Corp	1,100	73
Kikkoman Corp	1,000	41
Konica Minolta Inc	1,200	11
K’s Holdings Corp	233,800	2,224
Kumagai Gumi Co Ltd	3,606	96
Marubeni Corp	3,500	22
Mazda Motor Corp	495,000	4,839
Medipal Holdings Corp	2,300	50
Meidensha Corp	26,100	363
MINEBEA MITSUMI Inc	3,200	47
Mitsubishi Corp	300	8
Mitsubishi Heavy Industries Ltd	61,300	2,689
Mitsubishi Materials Corp	600	16
Mitsubishi UFJ Financial Group Inc	464,300	2,143
Mitsubishi UFJ Lease & Finance Co Ltd	453,400	2,263
Mitsui & Co Ltd	59,500	919
Mitsui OSK Lines Ltd	25,700	548
Mizuho Financial Group Inc	1,375,100	1,947
MonotaRO Co Ltd	15,129	323
Murata Manufacturing Co Ltd	52,200	2,262
NET One Systems Co Ltd	8,374	225
NGK Insulators Ltd	129,100	1,753
Nippon Building Fund Inc, Cl A ‡	18	123
Nippon Paper Industries Co Ltd	5,032	86

556	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nippon Soda Co Ltd	8,000	$192
Nippon Steel Corp	313,100	5,209
Nippon Telegraph & Telephone Corp	348,567	15,622
Nippon Television Holdings Inc	91,300	1,311
Nippon Yusen KK	211,900	3,207
Nishi-Nippon Financial Holdings Inc	36,800	269
Nissan Chemical Corp	1,200	51
Nissan Motor Co Ltd	757,300	5,124
Nitto Denko Corp	39,600	1,732
NOK Corp	168,700	2,167
Nomura Holdings Inc	1,520,800	4,795
Nomura Real Estate Holdings Inc	53,800	1,107
Nomura Real Estate Master Fund Inc	19	29
North Pacific Bank Ltd	110,200	258
NSK Ltd	37,700	303
Obayashi Corp	149,000	1,370
Obic Co Ltd	500	60
Oisix ra daichi Inc *	2,097	27
Oracle Corp Japan *	3,982	278
Oriental Land Co Ltd/Japan	100	12
OSJB Holdings Corp	13,252	34
Panasonic Corp	128,500	1,024
Rakuten Inc *	11,000	115
Ricoh Co Ltd	7,900	77
Ricoh Leasing Co Ltd	9,600	296
Sanken Electric Co Ltd	20,800	417
Sankyu Inc	5,141	260
Sawai Pharmaceutical Co Ltd	6,600	340
Secom Co Ltd	800	68
Seiko Epson Corp	198,900	2,931
SG Holdings Co Ltd	11,718	317
Shimachu Co Ltd	14,900	337
Shionogi & Co Ltd	3,600	197
Sony Financial Holdings Inc	1,100	24
Subaru Corp	54,700	1,271
Sumitomo Dainippon Pharma Co Ltd	2,300	47
Sumitomo Electric Industries Ltd	427,600	5,165
Sumitomo Heavy Industries Ltd	900	29
Sumitomo Mitsui Financial Group Inc	151,100	5,265
Sumitomo Mitsui Trust Holdings Inc	148,400	5,447
Sumitomo Rubber Industries Ltd	49,700	551
Sushiro Global Holdings Ltd	1,729	120
Suzuken Co Ltd/Aichi Japan	5,681	350
Systena Corp	5,368	78
Taiyo Yuden Co Ltd	1,838	34
Teijin Ltd	34,200	558
Terumo Corp	4,700	134
Toho Co Ltd/Tokyo	300	13
Toho Gas Co Ltd	1,000	39
Tokyo Electric Power Co Holdings Inc*	20,000	103
Tosoh Corp	2,600	33
Towa Pharmaceutical Co Ltd	2,544	61

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Toyo Seikan Group Holdings Ltd	2,100	$40
Tsumura & Co	68,600	1,911
UACJ Corp	49,600	788
Unicharm Corp	2,200	66
United Urban Investment Corp	6	10
UUUM Inc *	755	30
West Japan Railway Co	13,400	1,049
Xebio Holdings Co Ltd	70,800	788
Yamada Denki Co Ltd	695,400	3,254
Yamaha Motor Co Ltd	94,100	1,615
Yokogawa Electric Corp	3,000	58
Zensho Holdings Co Ltd	10,652	221

		173,598

Luxembourg — 0.3%
Trinseo SA	71,570	2,637

Malaysia — 0.2%
AirAsia Group Bhd	199,100	137
Bermaz Auto Bhd	232,400	128
Carlsberg Brewery Malaysia Bhd	40,264	234
Nestle Malaysia Bhd	6,397	225
Petronas Chemicals Group Bhd	214,400	426
RHB Bank Bhd	396,300	551

		1,701

Mexico — 0.1%
Banco del Bajio SA	86,600	167
Controladora Vuela Cia de Aviacion SAB de CV ADR *	11,673	98
Grupo Financiero Banorte SAB de CV, Ser O	161,600	880
Wal-Mart de Mexico SAB de CV	25,061	71

		1,216

Netherlands — 1.3%
Adyen NV *	45	36
Koninklijke Ahold Delhaize NV	174,581	3,917
Koninklijke Vopak NV	92,450	3,781
NN Group NV	19,545	741
Randstad NV	208	11
Royal Dutch Shell PLC, Cl A	142,900	4,436
Wolters Kluwer NV	3,969	277

		13,199

New Zealand — 0.1%
a2 Milk Co Ltd *	78,355	807
Auckland International Airport Ltd	12,230	70
Z Energy Ltd	122,600	481

		1,358

Nigeria — 0.0%
Guaranty Trust Bank PLC	1,079,377	94
Zenith Bank PLC	2,439,194	136

		230

SEI Institutional Investments Trust / Annual Report / May 31, 2019	557

SCHEDULE OF INVESTMENTS

May 31, 2019

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Norway — 0.1%
Austevoll Seafood ASA	42,500	$446
Gjensidige Forsikring ASA	1,186	23
Mowi ASA	2,842	66

		535

Philippines — 0.1%
Ayala Land Inc	68,000	65
DMCI Holdings Inc	1,824,900	370
First Gen Corp	50,000	22
Globe Telecom Inc	3,570	148
International Container Terminal Services Inc	155,664	406
SM Prime Holdings Inc	64,500	49

		1,060

Poland — 0.6%
Bank Handlowy w Warszawie SA	19,000	266
Bank Polska Kasa Opieki SA	44,281	1,225
Budimex SA	11,233	392
CCC SA	6,500	265
CD Projekt SA	99	5
getBACK SA *	158,863	—
Grupa Azoty SA	23,000	239
Grupa Kety SA	3,398	307
Grupa Lotos SA	11,601	265
KGHM Polska Miedz SA *	779	19
Polski Koncern Naftowy ORLEN SA	3,834	97
Powszechna Kasa Oszczednosci Bank Polski SA	63,941	654
Powszechny Zaklad Ubezpieczen SA	183,582	1,980
Stalexport Autostrady SA	217,207	182
Wawel SA	1,802	301

		6,197

Puerto Rico — 0.0%
First BanCorp/Puerto Rico	25,315	252
OFG Bancorp	5,717	107

		359

Qatar — 0.0%
Industries Qatar QSC	518	16
Qatar Islamic Bank SAQ	1,726	79
Qatar National Bank QPSC	6,808	351

		446

Romania — 0.5%
Banca Transilvania SA	1,196,014	642
BRD-Groupe Societe Generale SA	767,118	2,069
Fondul Proprietatea SA	5,357,960	1,303
OMV Petrom SA	13,591,528	1,227

		5,241

Russia — 1.1%
Detsky Mir PJSC	200,000	260
Gazprom Neft PJSC	66,361	380

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Gazprom PJSC	573,210	$1,893
Inter RAO UES PJSC	4,074,674	251
LUKOIL PJSC ADR	3,405	273
MMC Norilsk Nickel PJSC	5,401	1,137
MMC Norilsk Nickel PJSC ADR	8,356	174
Novolipetsk Steel PJSC	157,577	417
Protek PJSC *	225,900	317
Sberbank of Russia PJSC	325,190	1,164
Severstal PJSC	28,165	448
Tatneft PJSC	214,664	2,467
Tatneft PJSC ADR	498	34
TGC-1 PJSC, Cl 1	1,000,000,000	142
United Co RUSAL PLC *	1,064,140	387
X5 Retail Group NV GDR	28,000	824

		10,568

Singapore — 0.5%
Ascendas Real Estate Investment Trust ‡	8,500	18
Best World International Ltd	24,994	25
CapitaLand Commercial Trust ‡	35,500	50
CapitaLand Ltd	11,400	27
CapitaLand Mall Trust ‡	546,400	957
ComfortDelGro Corp Ltd	30,800	55
DBS Group Holdings Ltd	45,600	805
Flex Ltd *	233,170	2,084
Thai Beverage PCL	1,023,000	602
United Overseas Bank Ltd	44,800	765
Wilmar International Ltd	8,500	20

		5,408

Slovenia — 0.3%
Krka dd Novo mesto	17,355	1,180
Luka Koper	21,153	636
Telekom Slovenije DD *	10,347	708

		2,524

South Africa — 0.4%
Anglo American Platinum Ltd	31,881	1,605
AngloGold Ashanti Ltd	6,235	83
Capitec Bank Holdings Ltd	582	53
Exxaro Resources Ltd	3,582	42
Impala Platinum Holdings Ltd *	36,946	147
Kumba Iron Ore Ltd	42,877	1,302
MiX Telematics Ltd ADR	5,900	94
MMI Holdings Ltd/South Africa	56,035	72
MTN Group Ltd	2,755	19
MultiChoice Group Ltd *	16,591	139
PSG Group Ltd	2,123	36
Sibanye Gold Ltd *	186,450	176
Telkom SA SOC Ltd	89,506	564
Vukile Property Fund Ltd	32,456	46

		4,378

558	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

South Korea — 1.8%
BGF retail Co Ltd	746	$117
Cheil Worldwide Inc	21,226	470
Chongkundang Holdings Corp	622	61
Daeduck Electronics Co	5,880	57
Daelim Industrial Co Ltd	1,327	115
DB Insurance Co Ltd	634	33
Fila Korea Ltd	6,034	395
GS Engineering & Construction Corp	4,865	164
GS Home Shopping Inc	3,100	432
Hana Financial Group Inc	24,838	757
Helixmith Co Ltd*	191	31
Hyundai Heavy Industries Co Ltd *	357	35
Hyundai Motor Co	7,158	808
Il Dong Pharmaceutical Co Ltd	7,879	129
Innocean Worldwide Inc	3,064	178
INTOPS Co Ltd	9,077	123
i-SENS Inc	4,174	85
Kangwon Land Inc	1,497	39
KB Financial Group Inc	18,681	687
Kia Motors Corp	25,881	855
Korea Zinc Co Ltd	49	18
KT&G Corp	9,200	780
LG Electronics Inc	1,298	86
MegaStudyEdu Co Ltd	7,711	237
Meritz Securities Co Ltd	114,265	451
NCSoft Corp	266	107
NHN Corp *	6,331	385
OPTRON-TEC Inc	4,795	29
Partron Co Ltd	14,969	208
Samsung Electronics Co Ltd	25,077	895
Samsung Electronics Co Ltd GDR	8,852	7,898
Samsung SDI Co Ltd	82	15
SK Hynix Inc	399	22
SK Telecom Co Ltd	5,000	1,052
Woongjin Coway Co Ltd	834	56
Woori Financial Group Inc	4,542	53

		17,863

Spain — 0.5%
Amadeus IT Group SA, Cl A	1,727	132
Banco Santander SA	615,000	2,708
Ebro Foods SA	30,100	631
Enagas SA	1,268	35
Endesa SA	22,425	557
Ferrovial SA	4,890	117
Iberdrola SA	17,376	161
Naturgy Energy Group SA	5,163	147
Red Electrica Corp SA	3,104	66

		4,554

Sweden — 0.3%
Axfood AB	13,267	254

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Betsson AB	15,794	$53
Evolution Gaming Group AB	12,315	234
Industrivarden AB, Cl C	1,332	27
Investor AB, Cl B	979	42
Lundin Petroleum AB	134	4
Skandinaviska Enskilda Banken AB, Cl A	1,809	16
SKF AB, Cl B	90,400	1,401
Swedish Match AB	23,651	1,067
Telefonaktiebolaget LM Ericsson, Cl B	10,767	103

		3,201

Switzerland — 1.4%
ABB Ltd	95,000	1,735
Adecco Group AG	15,000	805
Alcon Inc *	274	16
Chocoladefabriken Lindt & Spruengli AG	3	20
Credit Suisse Group AG	140,800	1,594
Givaudan SA	78	206
Lonza Group AG	572	175
Novartis AG	29,500	2,525
Partners Group Holding AG	2,282	1,595
Roche Holding AG	11,669	3,052
SGS SA	7	18
Sonova Holding AG	771	171
Swiss Life Holding AG	3,259	1,477
Temenos AG *	356	62
Zurich Insurance Group AG	41	13

		13,464

Taiwan — 0.9%
Accton Technology Corp	49,484	192
Advantech Co Ltd	4,000	33
Basso Industry Corp	16,000	29
BenQ Materials Corp	170,000	121
Chenbro Micom Co Ltd	30,000	61
Delta Electronics Inc	14,000	63
E.Sun Financial Holding Co Ltd	123,665	107
Feng Hsin Steel Co Ltd	12,291	25
Feng TAY Enterprise Co Ltd	92,098	696
Ginko International Co Ltd	36,000	223
Hotai Motor Co Ltd	3,000	48
King Yuan Electronics Co Ltd	77,000	64
Lite-On Technology Corp	26,000	37
Makalot Industrial Co Ltd	5,000	33
Mega Financial Holding Co Ltd	88,000	86
Novatek Microelectronics Corp	85,933	455
Quanta Computer Inc	9,000	17
Radiant Opto-Electronics Corp	324,000	1,025
Realtek Semiconductor Corp	92,001	582
SCI Pharmtech Inc	94,000	269
Shanghai Commercial & Savings Bank Ltd/ The	14,000	26
Taiwan Business Bank	1,100,000	451

SEI Institutional Investments Trust / Annual Report / May 31, 2019	559

SCHEDULE OF INVESTMENTS

May 31, 2019

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Taiwan Cooperative Financial Holding Co Ltd	114,170	$74
Taiwan Paiho Ltd	143,698	355
Taiwan Semiconductor Manufacturing Co Ltd	166,000	1,237
Topkey *	35,000	164
Unimicron Technology Corp	885,872	839
Uni-President Enterprises Corp	339,000	872
United Microelectronics Corp	115,000	47
Yuanta Financial Holding Co Ltd	139,000	78
Zhen Ding Technology Holding Ltd	88,000	258

		8,567

Thailand — 0.3%
Bangkok Bank PCL	113,200	703
Fabrinet *	4,717	201
Kiatnakin Bank PCL	376,300	782
Major Cineplex Group PCL	139,400	127
PTT Global Chemical PCL	266,500	511
PTT PCL	404,200	591
Sino-Thai Engineering & Construction PCL	267,000	209

		3,124

Turkey — 0.3%
Arcelik AS *	179,881	537
BIM Birlesik Magazalar AS	30,268	413
Haci Omer Sabanci Holding AS	436,472	580
Kordsa Teknik Tekstil AS	203,906	417
Koza Altin Isletmeleri AS *	60,233	491
Tekfen Holding AS	104,458	445
Turk Traktor ve Ziraat Makineleri AS *	119,469	562

		3,445

United Kingdom — 5.7%
3i Group PLC	11,200	148
Admiral Group PLC	2,939	76
Anglo American PLC	8,977	214
Ashmore Group PLC	16,357	97
Auto Trader Group PLC	124,573	941
BAE Systems PLC	133,800	763
Barratt Developments PLC	6,339	45
BHP Group PLC	9,382	211
BP PLC	721,200	4,910
Bunzl PLC	3,489	93
Carnival PLC	817	40
CNH Industrial NV	229,900	1,998
Computacenter PLC	27,300	430
Croda International PLC	1,613	103
DFS Furniture PLC	24,798	75
Drax Group PLC	27,984	104
Dunelm Group PLC	41,937	470
Electrocomponents PLC	50,621	388
Evraz PLC	47,479	352
Experian PLC	4,333	130
Fevertree Drinks PLC	3,109	104
Games Workshop Group PLC	4,113	231

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
GlaxoSmithKline PLC	252,700	$4,864
Globaltrans Investment PLC GDR	80,000	696
Go-Ahead Group PLC/The	5,058	119
Greggs PLC	10,996	301
Gulf Keystone Petroleum Ltd*	30,869	89
Halyk Savings Bank of Kazakhstan JSC GDR	14,265	165
Hargreaves Lansdown PLC	3,375	96
HSBC Holdings PLC	82,800	673
Imperial Brands PLC	39,100	944
Inchcape PLC	30,600	226
Kainos Group PLC	7,600	59
Legal & General Group PLC	26,026	84
Lloyds Banking Group PLC	2,706,800	1,954
London Stock Exchange Group PLC	3,054	203
MD Medical Group Investments PLC GDR	125,000	605
Meggitt PLC	565,676	3,498
Micro Focus International PLC	5,063	122
Next PLC	130,903	9,507
Nova Ljubljanska Banka dd GDR *	22,500	306
Pagegroup PLC	43,978	282
Pearson PLC	248,564	2,466
Rightmove PLC	129,510	944
Rio Tinto PLC	43,394	2,481
Ros Agro PLC GDR	10,452	122
Royal Bank of Scotland Group PLC	8,075	22
Royal Mail PLC	76,500	198
Sage Group PLC/The	7,062	67
Schroders PLC	737	27
Segro PLC ‡	9,057	80
Smurfit Kappa Group PLC	55,800	1,542
Softcat PLC	15,905	182
Stock Spirits Group PLC	211,232	627
Tate & Lyle PLC	102,000	928
Telecom Plus PLC	4,546	85
Tesco PLC	24,033	69
United Utilities Group PLC	4,135	42
Vodafone Group PLC	1,250,000	2,039
Weir Group PLC/The	58,600	1,086
WH Smith PLC	113,414	2,805
Wizz Air Holdings PLC *	10,351	409
Wm Morrison Supermarkets PLC	478,000	1,186
WPP PLC	171,500	2,035

		56,158

United States — 47.5%

Communication Services — 1.7%
Alphabet Inc, Cl A *	1,868	2,067
Altice USA Inc, Cl A *	3,148	74
AMC Networks Inc, Cl A *	8,100	427
AT&T Inc	264,685	8,094
CBS Corp, Cl B	16,288	786
CenturyLink Inc	108,700	1,136
Discovery Inc, Cl A *	313	9

560	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Discovery Inc, Cl C *	2,100	$54
IAC/InterActiveCorp *	1,167	258
Live Nation Entertainment Inc *	2,090	127
Omnicom Group Inc	866	67
Telephone & Data Systems Inc	12,500	360
TripAdvisor Inc *	7,500	317
Verizon Communications Inc	45,117	2,452
World Wrestling Entertainment Inc, Cl A	5,059	368

		16,596

Consumer Discretionary — 9.2%
Adient PLC *	117,670	2,031
Advance Auto Parts Inc	28,601	4,433
Amazon.com Inc *	1,782	3,163
AutoZone Inc *	6,299	6,470
Beazer Homes USA Inc *	85,850	780
Best Buy Co Inc	13,014	816
Chipotle Mexican Grill Inc, Cl A *	175	116
Crocs Inc *	8,694	168
Deckers Outdoor Corp *	3,620	551
Delphi Automotive PLC *	61,655	3,948
Delphi Technologies PLC *	43,641	666
Dollar General Corp	3,872	493
Dollar Tree Inc *	1,982	201
Domino’s Pizza Inc	87	24
Fiat Chrysler Automobiles NV	249,000	3,142
Five Below Inc *	6,546	843
Fox Factory Holding Corp *	4,219	283
Garmin Ltd	6,569	502
General Motors Co	235,193	7,841
Gentex Corp	256,243	5,473
Genuine Parts Co	290	29
Goodyear Tire & Rubber Co/The	142,080	1,905
Group 1 Automotive Inc	41,390	2,988
K12 Inc *	4,200	128
Kohl’s Corp	159,527	7,868
Kontoor Brands Inc *	637	19
Lowe’s Cos Inc	13,126	1,224
M/I Homes Inc *	35,260	965
Macy’s Inc	1,094	23
Newell Brands Inc	83,700	1,123
NIKE Inc, Cl B	18,433	1,422
Nordstrom Inc	814	26
Office Depot Inc	880,620	1,726
O’Reilly Automotive Inc *	20,792	7,722
Rent-A-Center Inc/TX, Cl A *	13,400	320
Ross Stores Inc	7,462	694
Shoe Carnival Inc	1,300	33
Sonic Automotive Inc, Cl A	27,290	476
Starbucks Corp	35,781	2,722
Tapestry Inc	102,900	2,939
Target Corp	48,864	3,931
Taylor Morrison Home Corp, Cl A *	82,730	1,652

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tenneco Inc, Cl A *	165,700	$1,647
Tiffany & Co	9,665	861
TJX Cos Inc/The	43,809	2,203
Tractor Supply Co	1,595	161
Ulta Beauty Inc *	673	224
VF Corp	4,319	354
Wayfair Inc, Cl A *	519	75
Whirlpool Corp	11,050	1,269
Yum China Holdings Inc	20,200	808
Yum! Brands Inc	7,892	808

		90,289

Consumer Staples — 3.0%
Altria Group Inc	36,500	1,791
Boston Beer Co Inc/The, Cl A *	1,171	368
Church & Dwight Co Inc	3,047	227
Clorox Co/The	905	135
Coca-Cola European Partners PLC	2,476	137
Colgate-Palmolive Co	18,100	1,260
Conagra Brands Inc	103,600	2,773
Costco Wholesale Corp	1,137	272
Herbalife Nutrition Ltd *	14,673	613
Hormel Foods Corp	4,582	181
JM Smucker Co/The	9,300	1,131
Kellogg Co	14,900	783
Kimberly-Clark Corp	12,600	1,611
Kroger Co/The	233,844	5,334
Lamb Weston Holdings Inc	18,529	1,098
Lancaster Colony Corp	2,300	331
McCormick & Co Inc/MD	1,539	240
Medifast Inc	1,488	192
PepsiCo Inc	17,095	2,188
Performance Food Group Co *	12,366	487
Sanderson Farms Inc	2,500	342
Sysco Corp	1,518	104
Tyson Foods Inc, Cl A	24,600	1,867
United Natural Foods Inc *	140,030	1,421
Walgreens Boots Alliance Inc	32,715	1,614
Walmart Inc	31,011	3,146

		29,646

Energy — 2.3%
Antero Resources Corp *	148,500	976
Arch Coal Inc	18,563	1,636
Baker Hughes a GE Co, Cl A	154,700	3,312
Cactus Inc, Cl A *	3,420	111
Cheniere Energy Inc *	1,555	98
Chevron Corp	9,100	1,036
ConocoPhillips	1,973	116
Devon Energy Corp	118,700	2,987
Exxon Mobil Corp	17,300	1,224
HollyFrontier Corp	41	2
Kinder Morgan Inc/DE	2,950	59

SEI Institutional Investments Trust / Annual Report / May 31, 2019	561

SCHEDULE OF INVESTMENTS

May 31, 2019

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
McDermott International Inc *	267,438	$1,615
Noble Energy Inc	150,300	3,216
ONEOK Inc	410	26
PBF Energy Inc, Cl A	68,290	1,803
Phillips 66	8,300	671
ProPetro Holding Corp *	14,900	289
Renewable Energy Group Inc *	76,410	1,195
Southwestern Energy Co *	429,800	1,543
Valero Energy Corp	7,000	493

		22,408

Financials — 7.8%
Aflac Inc	237,659	12,192
Allstate Corp/The	16,000	1,528
Ally Financial Inc	290,780	8,395
American Financial Group Inc/OH	6,000	589
American International Group Inc	121,000	6,179
Annaly Capital Management Inc ‡	65,600	578
Aon PLC	59	11
Arthur J Gallagher & Co	979	82
Artisan Partners Asset Management Inc, Cl A	6,400	151
AXA Equitable Holdings Inc	182,400	3,748
Bank of America Corp	172,400	4,586
BB&T Corp	8,900	416
Berkshire Hathaway Inc, Cl B *	8,500	1,678
BrightSphere Investment Group PLC	52,800	567
Cincinnati Financial Corp	578	57
Citigroup Inc	61,500	3,822
CME Group Inc, Cl A	12,349	2,373
Comerica Inc	1,367	94
E*TRADE Financial Corp	24,200	1,084
Enova International Inc *	3,994	85
FactSet Research Systems Inc	4,200	1,168
FirstCash Inc	5,913	560
Goldman Sachs Group Inc/The	49,104	8,961
Green Dot Corp, Cl A *	700	33
Hartford Financial Services Group Inc/The	10,700	563
JPMorgan Chase & Co	7,400	784
Lincoln National Corp	80,000	4,756
LPL Financial Holdings Inc	2,700	217
Moody’s Corp	18,150	3,319
MSCI Inc, Cl A	11,205	2,465
Nasdaq Inc	156	14
Popular Inc	3,465	181
Progressive Corp/The	7,526	597
RenaissanceRe Holdings Ltd	71	12
S&P Global Inc	8,559	1,831
Starwood Property Trust Inc ‡	32,200	710
SVB Financial Group *	1,408	284
US Bancorp	33,900	1,702
Willis Towers Watson PLC	95	17

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WR Berkley Corp	558	$35

		76,424

Health Care — 7.3%
Abbott Laboratories	2,224	169
ABIOMED Inc *	215	56
Agilent Technologies Inc	1,225	82
Amedisys Inc *	1,571	176
AmerisourceBergen Corp, Cl A	63,800	4,967
Amgen Inc	5,151	859
Anthem Inc	1,437	399
Baxter International Inc	143	11
Becton Dickinson and Co	9,870	2,304
Boston Scientific Corp *	3,701	142
Centene Corp *	3,334	193
Chemed Corp	2,078	681
Cigna Corp	42,171	6,242
Computer Programs & Systems Inc	1,328	34
Cooper Cos Inc/The	681	203
CVS Health Corp	54,600	2,859
DaVita Inc *	44,400	1,928
DENTSPLY SIRONA Inc	526	28
DexCom Inc *	1,435	174
Edwards Lifesciences Corp*	1,210	207
Eli Lilly & Co	61,991	7,187
Genomic Health Inc *	2,794	146
Gilead Sciences Inc	9,400	585
HCA Healthcare Inc	14,580	1,764
Henry Schein Inc *	1,820	117
HMS Holdings Corp *	8,420	256
Hologic Inc *	3,309	146
Humana Inc	609	149
IDEXX Laboratories Inc *	8,460	2,113
Illumina Inc *	75	23
Intuitive Surgical Inc *	1,064	495
IQVIA Holdings Inc *	1,527	207
Johnson & Johnson	39,850	5,226
LHC Group Inc *	1,400	159
Merck & Co Inc	120,469	9,542
Mettler-Toledo International Inc *	2,292	1,657
Molina Healthcare Inc *	1,334	190
National Research Corp, Cl A	1,033	53
Pfizer Inc	67,342	2,796
Regeneron Pharmaceuticals Inc *	125	38
ResMed Inc	1,349	154
Seattle Genetics Inc *	1,481	96
UnitedHealth Group Inc	44,371	10,729
Universal Health Services Inc, Cl B	309	37
US Physical Therapy Inc	1,738	194
Varian Medical Systems Inc *	8,175	1,032
Veeva Systems Inc, Cl A *	1,309	202
Waters Corp *	47	9
WellCare Health Plans Inc *	4,396	1,214

562	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zimmer Biomet Holdings Inc	29,600	$3,372
Zoetis Inc, Cl A	1,034	105

		71,707

Industrials — 6.3%
3M Co	8,231	1,315
Allegion PLC	86	8
Allison Transmission Holdings Inc, Cl A	10,500	435
Atkore International Group Inc *	6,357	149
Atlas Air Worldwide Holdings Inc *	53,150	1,881
Boeing Co/The	686	234
Brady Corp, Cl A	6,200	287
Builders FirstSource Inc *	122,010	1,718
CH Robinson Worldwide Inc	14,573	1,160
Cintas Corp	29	6
Comfort Systems USA Inc	4,934	233
Copart Inc *	11,608	830
CSX Corp	3,620	270
Cummins Inc	16,130	2,432
Deere & Co	169	24
Dover Corp	245	22
Eaton Corp PLC	9,200	685
Fastenal Co	1,888	58
Generac Holdings Inc *	7,833	432
Graco Inc	31,900	1,506
Great Lakes Dredge & Dock Corp*	136,300	1,450
Ingersoll-Rand PLC	76	9
Insperity Inc	6,982	795
Landstar System Inc	5,280	508
Lennox International Inc	5,074	1,340
Meritor Inc *	163,290	3,292
Middleby Corp/The *	9,531	1,244
MSC Industrial Direct Co Inc, Cl A	63,500	4,487
Norfolk Southern Corp	219	43
PACCAR Inc	296	20
Parker-Hannifin Corp	59,434	9,053
Raytheon Co	5,150	899
Republic Services Inc, Cl A	11,230	950
Robert Half International Inc	461	25
Rollins Inc	2,080	78
RR Donnelley & Sons Co	192,580	428
Southwest Airlines Co	205,085	9,762
TransDigm Group Inc *	320	141
TriNet Group Inc *	5,349	339
Union Pacific Corp	48,075	8,018
United Continental Holdings Inc *	209	16
United Parcel Service Inc, Cl B	11,300	1,050
United Technologies Corp	13,450	1,699
Verisk Analytics Inc, Cl A	1,768	248
WABCO Holdings Inc *	254	33
Waste Connections Inc	733	69
Waste Management Inc	762	83

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WW Grainger Inc	7,474	$1,956

		61,720

Information Technology — 6.0%
Accenture PLC, Cl A	605	108
Adobe Inc *	573	155
Advanced Micro Devices Inc *	7,834	215
Akamai Technologies Inc *	2,880	217
Amdocs Ltd	28,900	1,717
Analog Devices Inc	15,100	1,459
Apple Inc	6,400	1,120
Arista Networks Inc *	3,056	747
Aspen Technology Inc *	9,802	1,114
Automatic Data Processing Inc	1,465	235
Broadcom Inc	58	15
CACI International Inc, Cl A *	1,503	306
Cadence Design Systems Inc *	1,012	64
CDK Global Inc	9,200	445
Cisco Systems Inc	25,800	1,342
Citrix Systems Inc	237	22
CyberArk Software Ltd *	3,700	489
Dell Technologies Inc, Cl C *	1,881	112
DXC Technology Co	82,200	3,908
F5 Networks Inc *	215	28
First Data Corp, Cl A *	2,783	71
Fiserv Inc *	1,869	160
Fortinet Inc *	2,273	165
Gartner Inc *	994	150
Hewlett Packard Enterprise Co	280,000	3,842
Insight Enterprises Inc *	3,830	197
Intel Corp	228,459	10,061
International Business Machines Corp	51,100	6,489
Intuit Inc	9,696	2,374
Jack Henry & Associates Inc	113	15
Juniper Networks Inc	31,538	776
Keysight Technologies Inc *	2,444	184
Mastercard Inc, Cl A	12,664	3,185
MAXIMUS Inc	8,200	584
Motorola Solutions Inc	5,876	881
NetApp Inc	13,754	814
Oracle Corp	52,309	2,647
Paychex Inc	1,467	126
PayPal Holdings Inc *	1,950	214
QUALCOMM Inc	56,800	3,795
Red Hat Inc *	816	150
salesforce.com Inc *	1,232	187
ServiceNow Inc *	296	78
Square Inc, Cl A *	4,722	293
Ubiquiti Networks Inc	2,179	262
Unisys Corp *	173,240	1,680
VeriSign Inc *	10,175	1,984
VMware Inc, Cl A *	343	61
Western Union Co/The	37,000	718

SEI Institutional Investments Trust / Annual Report / May 31, 2019	563

SCHEDULE OF INVESTMENTS

May 31, 2019

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Workday Inc, Cl A *	1,235	$252
Xerox Corp	2,614	80
Xilinx Inc	24,748	2,532

		58,825

Materials — 2.3%
Ball Corp	4,218	259
CF Industries Holdings Inc	159	6
Crown Holdings Inc *	1,006	56
Eastman Chemical Co	6,800	441
Ecolab Inc	7,003	1,289
Huntsman Corp	103,140	1,792
Linde PLC	6,900	1,246
Mosaic Co/The	2,568	55
Packaging Corp of America	95,646	8,520
Reliance Steel & Aluminum Co	59,100	4,921
Sherwin-Williams Co/The	4,675	1,961
Silgan Holdings Inc	29,400	852
Sonoco Products Co	20,100	1,243
Warrior Met Coal Inc	4,007	103

		22,744

Real Estate — 0.3%
American Tower Corp, Cl A	634	132
Apple Hospitality REIT Inc ‡	31,300	483
AvalonBay Communities Inc	88	18
Camden Property Trust ‡	120	12
Crown Castle International Corp	125	16
Digital Realty Trust Inc	235	28
Equity Residential	449	34
Essex Property Trust Inc	110	32
Federal Realty Investment Trust	62	8
HCP Inc	5,668	180
HFF Inc, Cl A *	4,807	208
Mid-America Apartment Communities Inc	446	51
National Health Investors Inc ‡	9,000	707
National Retail Properties Inc ‡	2,248	120
Realty Income Corp	3,676	258
Regency Centers Corp	286	19
Senior Housing Properties Trust ‡	24,100	190
Simon Property Group Inc	318	52
UDR Inc	2,610	117
Ventas Inc	629	40
VEREIT Inc ‡	1,683	15
Welltower Inc	4,293	349
WP Carey Inc ‡	105	9

		3,078

Utilities — 1.3%
AES Corp/VA	9,778	155
Ameren Corp	35,608	2,612
American Electric Power Co Inc	661	57
American Water Works Co Inc	1,338	151
Atmos Energy Corp	1,510	154

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CenterPoint Energy Inc	1,870	$53
CMS Energy Corp	1,768	99
Dominion Energy Inc	171	13
DTE Energy Co	301	38
Edison International	813	48
Entergy Corp	15,032	1,459
Eversource Energy	1,525	113
Exelon Corp	56,192	2,702
FirstEnergy Corp	24,143	996
NextEra Energy Inc	1,437	285
NiSource Inc	4,627	129
NRG Energy Inc	4,353	148
OGE Energy Corp	15,116	628
Pinnacle West Capital Corp	1,059	99
Portland General Electric Co	29,400	1,554
PPL Corp	5,044	150
Public Service Enterprise Group Inc	20,989	1,233
UGI Corp	2,706	140
Vistra Energy Corp	2,493	59
WEC Energy Group Inc	1,397	113
Xcel Energy Inc	1,182	68

		13,256

		466,693

Total Common Stock (Cost $993,799) ($ Thousands)		938,077

EXCHANGE TRADED FUND — 0.2%

United States — 0.2%
Xtrackers Harvest CSI 300 China A-Shares ETF *	60,300	1,575

Total Exchange Traded Fund (Cost $1,810) ($ Thousands)		1,575

PREFERRED STOCK (A) — 0.1%

Brazil — 0.1%
Banco do Estado do Rio Grande do Sul SA	91,001	550
Cia Brasileira de Distribuicao	300	7
Petroleo Brasileiro SA	100,400	655

		1,212

Germany — 0.0%
Sartorius AG	111	21

Total Preferred Stock (Cost $1,281) ($ Thousands)		1,233

564	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Government Fund, Cl F
2.190%**†	13,997,659	$13,998

Total Cash Equivalent (Cost $13,998) ($ Thousands)		13,998

Total Investments in Securities — 96.9% (Cost $1,010,888) ($ Thousands)		$954,883

	Contracts

PURCHASED OPTIONS* — 0.0%

Total Purchased Options (B) (Cost $349) ($ Thousands)	125,346,960	$293

A list of the open option contracts held by the Fund at May 31, 2019, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%

Put Options
June 19 Call AUD Put JPY*	20,891,160	$1,568,007	$75.35	06/06/19	$95
June 19 Call USD Put JPY*	26,113,950	2,826,835	109.12	06/04/19	61
June 19 Put AUD Call USD*	20,891,160	14,478	0.69	06/05/19	8
June 19 Put EUR Call USD*	31,336,740	34,991	1.11	06/11/19	75
June 19 Put EUR Call USD*	15,668,370	17,495	1.11	06/10/19	41
June 19 Put EUR Call USD*	10,445,580	11,663	1.11	06/10/19	13

Total Purchased Options		$4,473,469			$293

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Euro Stoxx 50	291	Jun-2019	$11,112	$10,620	$(445)
FTSE 100 Index	56	Jun-2019	5,339	5,047	(160)
Hang Seng Index	37	Jun-2019	6,364	6,304	(67)
MSCI Emerging Markets	(273)	Jun-2019	(14,470)	(13,653)	817
MSCI Singapore Index	81	Jun-2019	2,063	2,054	(18)
OMX Stockholm 30	178	Jun-2019	2,956	2,824	(161)
S&P 500 Index E-MINI	538	Jun-2019	75,015	74,045	(970)
S&P TSX 60 Index	111	Jun-2019	15,717	15,781	188
SPI 200 Index	100	Jun-2019	10,996	11,089	365
TOPIX Index	(625)	Jun-2019	(89,369)	(86,691)	5,041

			$25,723	$27,420	$4,590

SEI Institutional Investments Trust / Annual Report / May 31, 2019	565

SCHEDULE OF INVESTMENTS

May 31, 2019

World Select Equity Fund (Concluded)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/10/19	USD	88	TRY	514	$—
Brown Brothers Harriman	06/10/19	IDR	450,359	USD	31	—
Brown Brothers Harriman	06/21/19	USD	21	NZD	32	—
Brown Brothers Harriman	06/21/19	USD	763	NZD	1,170	(1)
Brown Brothers Harriman	06/21/19	NZD	2,158	USD	1,408	2
Brown Brothers Harriman	06/21/19	NZD	56	USD	36	—
Brown Brothers Harriman	06/21/19	USD	2,307	NOK	20,223	5
Brown Brothers Harriman	06/21/19	USD	37	NOK	318	—
Brown Brothers Harriman	06/21/19	SGD	81	USD	59	—
Brown Brothers Harriman	06/21/19	SGD	4,100	USD	2,978	(2)
Brown Brothers Harriman	06/21/19	USD	4,237	SGD	5,834	3
Brown Brothers Harriman	06/21/19	USD	38	SGD	52	—
Brown Brothers Harriman	06/21/19	USD	42	DKK	283	—
Brown Brothers Harriman	06/21/19	USD	5,790	DKK	38,652	(12)
Brown Brothers Harriman	06/21/19	AUD	36	USD	25	—
Brown Brothers Harriman	06/21/19	AUD	9,009	USD	6,203	(41)
Brown Brothers Harriman	06/21/19	NOK	327	USD	38	—
Brown Brothers Harriman	06/21/19	NOK	10,884	USD	1,242	(3)
Brown Brothers Harriman	06/21/19	USD	13,043	HKD	102,324	10
Brown Brothers Harriman	06/21/19	USD	11	HKD	90	—
Brown Brothers Harriman	06/21/19	CHF	394	USD	394	2
Brown Brothers Harriman	06/21/19	CHF	14,179	USD	14,057	(67)
Brown Brothers Harriman	06/21/19	USD	22,035	AUD	32,024	162
Brown Brothers Harriman	06/21/19	USD	148	AUD	214	—
Brown Brothers Harriman	06/21/19	HKD	20	USD	3	—
Brown Brothers Harriman	06/21/19	HKD	26,631	USD	3,394	(3)
Brown Brothers Harriman	06/21/19	CAD	27,618	USD	20,529	89
Brown Brothers Harriman	06/21/19	CAD	454	USD	336	—
Brown Brothers Harriman	06/21/19	USD	28,527	CHF	28,781	141
Brown Brothers Harriman	06/21/19	USD	287	CHF	287	(1)
Brown Brothers Harriman	06/21/19	DKK	28,821	USD	4,318	9
Brown Brothers Harriman	06/21/19	DKK	553	USD	83	—
Brown Brothers Harriman	06/21/19	USD	116	CAD	157	—
Brown Brothers Harriman	06/21/19	USD	33,039	CAD	44,449	(143)
Brown Brothers Harriman	06/21/19	GBP	45,145	USD	57,557	612
Brown Brothers Harriman	06/21/19	GBP	335	USD	422	(1)
Brown Brothers Harriman	06/21/19	USD	347	GBP	275	—
Brown Brothers Harriman	06/21/19	USD	57,843	GBP	45,318	(617)
Brown Brothers Harriman	06/21/19	USD	84,504	JPY	9,268,924	994
Brown Brothers Harriman	06/21/19	EUR	88,476	USD	98,980	247
Brown Brothers Harriman	06/21/19	EUR	615	USD	685	(1)
Brown Brothers Harriman	06/21/19	USD	865	EUR	777	1
Brown Brothers Harriman	06/21/19	USD	101,818	EUR	91,011	(257)
Brown Brothers Harriman	06/21/19	JPY	20,769,010	USD	189,258	(2,319)
Brown Brothers Harriman	06/24/19	USD	8,445	SEK	81,165	98
Brown Brothers Harriman	06/24/19	USD	6	SEK	57	—
Brown Brothers Harriman	06/24/19	SEK	67	USD	7	—

566	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/24/19	SEK	38,587	USD	4,016	$(46)
Standard Chartered	06/07/19	USD	18,802	KRW	22,291,070	(82)
Standard Chartered	06/07/19	KRW	21,906,880	USD	18,802	405

						$(816)

Percentages are based on Net Assets of $985,177 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	There is currently no rate available.

(B)	Refer to table below for details on Options Contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CV — Convertible Security

DKK — Danish Krone

ETF — Exchange-Traded Fund

EUR — Euro

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

IDR — Indonesian Rupiah

JPY — Japanese Yen

JSC — Joint-Stock Company

KRW — Korean Won

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NOK — Norwegian Krone

NZD — New Zealand Dollar

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

REIT — Real Estate investment Trust

S&P — Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

TOPIX — Tokyo Price Index

TRY — Turkish Lira

TSX — Toronto Stock Exchange

USD — United States Dollar

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$936,479	$1,598	$–	$938,077
Exchange Traded Fund	1,575	–	–	1,575
Preferred Stock	1,233	–	–	1,233
Cash Equivalent	13,998	–	–	13,998

Total Investments in Securities	$953,285	$1,598	$–	$954,883

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$293	$–	$–	$293
Futures Contracts*
Unrealized Appreciation	6,411	–	–	6,411
Unrealized Depreciation	(1,821)	–	–	(1,821)
Forwards Contracts*
Unrealized Appreciation	–	2,780	–	2,780
Unrealized Depreciation	–	(3,596)	–	(3,596)

Total Other Financial Instruments	$4,883	$(816)	$—	$4,067

* Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain /(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$14,640	$276,637	$(277,279)	$—	$—	$13,998	13,997,659	$403	$—

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2019	567

SCHEDULE OF INVESTMENTS

May 31, 2019

Screened World Equity Ex-US Fund

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.8%

Argentina — 1.0%
MercadoLibre Inc*	1,771	$1,010
Ternium SA ADR	1,099	27

		1,037

Australia — 3.1%
a2 Milk Co Ltd*	18,895	192
BGP Holdings*	4,500	—
BHP Group Ltd	21,727	569
BHP Group Ltd ADR	5,471	284
BlueScope Steel Ltd	19,587	143
Cochlear Ltd	3,625	503
CSL Ltd	2,010	286
Fortescue Metals Group Ltd	69,392	387
Goodman Group ‡	13,350	124
Johns Lyng Group Ltd	18,216	18
Jumbo Interactive Ltd	6,316	79
Macquarie Telecom Group Ltd	1,744	24
Midway Ltd	9,210	22
MyState Ltd	9,435	29
Noni B Ltd	5,647	11
OM Holdings Ltd	41,402	22
Pacific Current Group Ltd	8,675	29
People Infrastructure Ltd	9,634	19
Regional Express Holdings Ltd	16,562	16
South32 Ltd	131,429	302

		3,059

Austria — 1.7%
AT&S Austria Technologie & Systemtechnik AG	859	15
Erste Group Bank AG	16,713	591
Kapsch TrafficCom AG	3,230	129
OMV AG	7,716	362
Schoeller-Bleckmann Oilfield Equipment AG	3,715	293
Strabag SE	889	29
voestalpine AG	8,330	217

		1,636

Brazil — 1.5%
Atacadao SA	38,200	225
Banco Bradesco SA ADR	46,174	432
Cia Siderurgica Nacional SA	22,600	96
JBS SA	71,800	399
Kroton Educacional SA	61,900	163
Porto Seguro SA	4,700	63
Tegma Gestao Logistica SA	8,200	58
Trisul SA	29,554	46

		1,482

Canada — 5.6%
Absolute Software Corp	40,000	248
Amerigo Resources Ltd*	17,500	8
Bank of Montreal	7,700	559
Canadian Imperial Bank of Commerce	5,900	447

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cogeco Inc	3,731	$233
Constellation Software Inc/Canada	1,028	890
Corus Entertainment Inc, Cl B	2,817	14
Fairfax Financial Holdings Ltd	1,072	492
GDI Integrated Facility Services Inc*	600	12
Magna International Inc, Cl A	7,656	328
Points International Ltd *	5,120	61
Ritchie Bros Auctioneers Inc	5,423	181
Rogers Communications Inc, Cl B	9,051	476
Royal Bank of Canada	8,700	654
Storm Resources Ltd *	9,400	12
Tencent Music Entertainment Group ADR *	10,335	137
Thomson Reuters Corp	100	6
Toronto-Dominion Bank/The	13,900	760

		5,518

Chile — 0.3%
Cia Cervecerias Unidas SA ADR	1,474	40
Enel Americas SA ADR	3,988	32
Sociedad Quimica y Minera de Chile SA ADR	6,901	209

		281

China — 2.9%
Agricultural Bank of China Ltd, Cl H	445,000	191
Alibaba Group Holding Ltd ADR *	4,665	696
Baidu Inc ADR *	1,430	157
BYD Co Ltd, Cl H	48,500	284
China Construction Bank Corp, Cl H	264,000	209
China Life Insurance Co Ltd, Cl H	146,000	339
Jiangnan Group Ltd *	260,000	12
Leju Holdings Ltd ADR *	9,831	12
Momo Inc ADR	5,801	160
Ping An Insurance Group Co of China Ltd, Cl H	47,000	519
Sinopharm Group Co Ltd, Cl H	55,600	209
Weichai Power Co Ltd, Cl H	51,000	77

		2,865

Colombia — 0.5%
Bancolombia SA ADR, Cl R	7,388	347
Ecopetrol SA ADR	6,912	113

		460

Czech Republic — 0.2%
Komercni Banka AS	5,077	191

Denmark — 1.9%
Arkil Holding A/S, Cl B	33	7
DSV A/S	5,466	487
H Lundbeck A/S ADR	1,168	47
North Media AS	3,882	20
Novo Nordisk A/S, Cl B	15,896	746
Novozymes A/S, Cl B	6,512	305
TCM Group A/S	686	12

568	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vestas Wind Systems A/S	2,770	$226

		1,850

Egypt — 0.0%
Commercial International Bank Egypt SAE ADR	2,598	10

Finland — 1.6%
Alma Media OYJ	2,090	13
Huhtamaki OYJ	3,050	116
Kone OYJ, Cl B	7,992	435
Marimekko OYJ	2,134	58
Neste OYJ	14,692	495
Orion OYJ, Cl B	909	30
Sampo Oyj, Cl A	4,773	206
Scanfil Oyj	4,071	17
Valmet OYJ	8,930	206

		1,576

France — 5.4%
Airbus SE	1,100	141
Bollore SA	45,300	204
Burelle SA	67	64
Capgemini SE	3,154	352
Carrefour SA	655	12
Cie Generale des Etablissements Michelin SCA, Cl B	2,110	242
CNP Assurances	10,280	220
Criteo SA ADR*	4,451	82
Danone SA	3,648	290
Edenred	18,955	864
EssilorLuxottica SA	1,814	208
Esso SA Francaise	594	16
Eurofins Scientific SE	791	359
IDI SCA	368	19
Kering SA	315	164
Legrand SA	4,713	316
L’Oreal SA	365	98
Peugeot SA	14,239	317
Safran SA	4,961	651
Societe Generale SA	6,202	155
Sodexo SA	3,632	417
Ubisoft Entertainment SA *	1,041	85
Vetoquinol SA	206	12
Virbac SA	125	23

		5,311

Germany — 4.8%
Allianz SE	1,370	304
Continental AG	3,504	475
Deutsche Boerse AG	4,818	664
Deutsche Telekom AG	12,710	214
E.ON SE	27,850	290

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Eckert & Ziegler Strahlen- und Medizintechnik AG	3,139	$336
IVU Traffic Technologies AG	3,622	36
Logwin AG	58	11
Merck KGaA	3,850	371
MTU Aero Engines AG	2,549	550
SAP SE	5,753	708
Scout24 AG	9,815	486
Vonovia SE	5,904	309

		4,754

Greece — 0.3%
Athens Water Supply & Sewage Co SA	9,621	70
Motor Oil Hellas Corinth Refineries SA	7,938	202

		272

Hong Kong — 4.5%
AIA Group Ltd	75,000	705
Allied Group Ltd	2,000	11
Anhui Conch Cement Co Ltd, Cl H	78,500	459
ANTA Sports Products Ltd	50,000	306
Beijing Chunlizhengda Medical Instruments Co Ltd, Cl H	12,400	26
Build King Holdings Ltd	380,000	56
China Aoyuan Group Ltd	100,000	108
China Everbright International Ltd	158,000	150
China Overseas Grand Oceans Group Ltd	159,000	69
CITIC Ltd	11,000	15
Clear Media Ltd	13,000	9
CLP Holdings Ltd	10,500	119
CNOOC Ltd	37,000	60
Dongfang Electric Corp Ltd, Cl H	215,200	141
FSE Services Group Ltd	38,000	15
Guangnan Holdings Ltd	80,000	10
Hailan Holdings Ltd *	12,000	6
Henan Jinma Energy Co Ltd, Cl H	96,000	50
Hong Kong Exchanges & Clearing Ltd	20,100	639
Industrial & Commercial Bank of China Ltd, Cl H	730,000	521
Lion Rock Group Ltd	150,180	26
Luzheng Futures Co Ltd, Cl H	59,000	9
Midland Holdings Ltd	56,000	10
Rivera Holdings Ltd	192,000	14
Shanghai Fosun Pharmaceutical Group Co Ltd, Cl H	65,500	193
Tencent Holdings Ltd	14,800	615
Time Watch Investments Ltd	292,000	39
Top Spring International Holdings Ltd	32,000	7
Yuexiu Property Co Ltd	294,000	67
Zhong An Real Estate Ltd *	288,000	10

		4,465

SEI Institutional Investments Trust / Annual Report / May 31, 2019	569

SCHEDULE OF INVESTMENTS

May 31, 2019

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Hungary — 0.2%
OTP Bank Nyrt	4,070	$170

India — 1.8%
HDFC Bank Ltd ADR	3,967	493
Housing Development Finance Corp Ltd	15,857	497
ICICI Bank Ltd ADR	39,872	478
Tata Consultancy Services Ltd	7,300	230
United Breweries Ltd	4,045	78

		1,776

Indonesia — 0.4%
Adira Dinamika Multi Finance Tbk PT	25,000	17
Astra Graphia Tbk PT	246,851	21
Bekasi Fajar Industrial Estate Tbk PT	911,300	16
Blue Bird Tbk PT	92,900	20
Hexindo Adiperkasa Tbk PT	41,100	9
Indofood Sukses Makmur Tbk PT	217,300	101
Mandala Multifinance Tbk PT	346,200	24
Mitrabara Adiperdana Tbk PT	217,384	36
Panin Financial Tbk PT *	1,679,800	41
Perusahaan Gas Negara Tbk PT	815,500	118
Polychem Indonesia Tbk PT *	696,900	12

		415

Ireland — 2.3%
CRH PLC	11,178	348
ICON PLC *	10,403	1,473
Ryanair Holdings PLC ADR *	6,722	438

		2,259

Israel — 2.0%
Bank Hapoalim BM ADR	1,415	50
Check Point Software Technologies Ltd *	7,807	861
Dor Alon Energy in Israel 1988 Ltd	2,887	44
FIBI Holdings Ltd	3,147	88
Israel Discount Bank Ltd ADR	1,349	52
Israel Discount Bank Ltd, Cl A	53,845	207
Kamada Ltd *	3,447	19
Nice Ltd *	3,700	514
Nice Ltd ADR *	1,070	150

		1,985

Italy — 1.4%
DeA Capital SpA *	14,783	21
Enel SpA	32,018	199
Eni SpA	13,790	209
Fiera Milano SpA	1,542	7
Italgas SpA	28,710	181
Leonardo SpA	19,770	219
Prysmian SpA	15,184	253
Servizi Italia SpA	6,330	23
UniCredit SpA	27,080	307

		1,419

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Japan — 11.3%
Aichi Electric Co Ltd	1,200	$31
Ainavo Holdings Co Ltd	5,700	49
Aiphone Co Ltd	2,400	36
Air Water Inc	11,000	164
Aoki Super Co Ltd	500	12
Astellas Pharma Inc	13,600	183
Chubu Electric Power Co Inc	13,000	177
Daiichi Sankyo Co Ltd	3,800	184
Densan Co Ltd	300	5
Denso Corp	16,600	642
FANUC Corp	1,600	272
Fujii Sangyo Corp	1,000	11
Fujitsu Ltd	6,500	440
Hashimoto Sogyo Holdings Co Ltd	880	11
Himacs Ltd	700	11
Hitachi Ltd	10,000	340
Hokuriku Gas Co Ltd	700	19
Honda Motor Co Ltd	9,900	242
Japan Exchange Group Inc	41,800	648
JBCC Holdings Inc	8,300	97
Kakiyasu Honten Co Ltd	3,039	58
Kanefusa Corp	2,300	18
KDDI Corp	24,000	616
Keyence Corp	300	170
Koike Sanso Kogyo Co Ltd	400	8
Marubeni Corp	38,100	240
Maruzen Co Ltd/Taito ward	1,300	28
Minori Solutions Co Ltd	2,400	36
Mitsubishi Estate Co Ltd	12,700	234
Nidec Corp	3,400	426
Nippon Telegraph & Telephone Corp	7,370	330
NJS Co Ltd	2,800	43
NTT Data Corp	2,700	32
NTT DOCOMO Inc	15,400	354
Obayashi Corp	18,900	174
Okinawa Cellular Telephone Co	700	22
PCA Corp	1,000	33
Recruit Holdings Co Ltd	3,800	121
Sankyo Frontier Co Ltd	848	28
Secom Co Ltd	8,600	736
Shimano Inc	2,600	399
SMC Corp/Japan	1,100	362
SoftBank Group Corp	7,900	746
Sony Corp	13,900	673
Sumitomo Mitsui Financial Group Inc	1,400	49
Sumitomo Mitsui Trust Holdings Inc	11,300	415
Takeda Pharmaceutical Co Ltd	4,300	145
Techno Medica Co Ltd	1,100	21
TIS Inc	500	25
Tokio Marine Holdings Inc	6,300	313
Toray Industries Inc	48,900	336

570	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tottori Bank Ltd/The	1,600	$20
Toyota Tsusho Corp	10,900	315
Tsubakimoto Kogyo Co Ltd	2,700	74
Yamae Hisano Co Ltd	3,600	41

		11,215

Malaysia — 0.4%
AFFIN Bank Bhd	40,600	20
Allianz Malaysia Bhd	19,700	65
Apex Healthcare Bhd	8,600	17
Batu Kawan Bhd	1,810	7
Gabungan AQRS Bhd	21,148	7
Hong Leong Bank Bhd	28,200	128
I-Bhd	91,600	8
Kenanga Investment Bank Bhd	298,800	41
Magni-Tech Industries Bhd	10,700	12
Malaysian Pacific Industries Bhd	6,369	14
MKH Bhd	36,700	11
Mulpha International Bhd *	36,300	20
Ranhill Holdings Bhd	116,400	32
Tong Herr Resources Bhd	32,800	23
Tropicana Corp Bhd	87,300	18

		423

Mexico — 0.5%
Bio Pappel SAB de CV *	16,386	22
Cia Minera Autlan SAB de CV	12,516	7
Credito Real SAB de CV SOFOM ER	37,307	44
Grupo Comercial Chedraui SA de CV	59,368	99
Grupo Financiero Banorte SAB de CV, Ser O	62,300	339

		511

Netherlands — 2.6%
ASML Holding NV	1,386	261
EXOR NV	4,832	303
Heineken Holding NV	4,426	437
Heineken NV	4,801	503
IMCD NV	2,655	216
KAS Bank NV	3,730	52
Koninklijke Ahold Delhaize NV	20,110	451
Koninklijke Philips NV	814	32
Randstad NV	1,529	79
SNS Reaal *	1,762	—
Wolters Kluwer NV	3,440	240

		2,574

New Zealand — 0.2%
Fisher & Paykel Healthcare Corp Ltd	5,590	56
SKYCITY Entertainment Group Ltd	48,495	120

		176

Norway — 2.1%
DNB ASA	30,516	517
Equinor ASA	16,565	317
Equinor ASA ADR	21,712	416

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
FLEX LNG Ltd*	10,425	$128
Norsk Hydro ASA	64,601	226
SpareBank 1 BV	4,160	17
Sparebanken Sor	1,278	14
Telenor ASA	21,801	448

		2,083

Panama — 0.3%
Copa Holdings SA, Cl A	3,599	322

Peru — 0.4%
Corp Aceros Arequipa SA	49,800	10
Credicorp Ltd	1,524	341
Empresa Siderurgica del Peru SAA	50,198	10

		361

Philippines — 0.0%
Top Frontier Investment Holdings Inc *	8,158	42

Poland — 0.1%
Agora SA	6,025	20
Amica SA	1,476	46
ComArch SA	168	8
Dom Development SA	1,544	33
Stalprodukt SA	278	18
Zespol Elektrowni Patnow Adamow Konin SA	7,809	14

		139

Portugal — 0.1%
NOS SGPS SA	20,211	127

Qatar — 0.1%
Ooredoo QPSC	7,839	139

Russia — 0.7%
Magnit PJSC GDR	13,228	185
MMC Norilsk Nickel PJSC ADR	4,378	91
Sberbank of Russia PJSC ADR	22,376	323
Severstal PJSC GDR	3,901	62

		661

Singapore — 1.6%
Boustead Singapore Ltd	75,900	43
DBS Group Holdings Ltd	40,500	715
Delong Holdings Ltd	6,080	26
Dutech Holdings Ltd	31,100	5
Great Eastern Holdings Ltd	1,300	25
Hong Leong Finance Ltd	11,276	21
Micro-Mechanics Holdings Ltd	25,100	28
Oversea-Chinese Banking Corp Ltd	8,200	63
Riverstone Holdings Ltd/Singapore	39,581	26
Sing Investments & Finance Ltd	21,700	23
Sinostar PEC Holdings Ltd	151,800	21
Stamford Land Corp Ltd	142,800	49
Tiong Seng Holdings Ltd	25,019	4
United Industrial Corp Ltd	89,100	193

SEI Institutional Investments Trust / Annual Report / May 31, 2019	571

SCHEDULE OF INVESTMENTS

May 31, 2019

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
United Overseas Bank Ltd	21,774	$372

		1,614

South Africa — 1.4%
African Rainbow Minerals Ltd	19,719	223
ArcelorMittal South Africa Ltd *	85,493	15
Combined Motor Holdings Ltd	9,481	15
Discovery Ltd	30,863	294
Hulamin Ltd	53,612	13
Metair Investments Ltd	19,199	31
MiX Telematics Ltd ADR	761	12
Naspers Ltd, Cl N	2,060	464
Standard Bank Group Ltd	25,251	345

		1,412

South Korea — 2.6%
Daewon Co Ltd	3,642	57
Geumhwa PSC Co Ltd	567	16
Huneed Technologies *	3,433	25
Kia Motors Corp	4,080	135
Korea Airport Service Co Ltd	970	39
Korea Electronic Power Industrial Development Co Ltd	8,597	25
KT Corp ADR	781	9
LG Electronics Inc	4,856	321
Maeil Holdings Co Ltd	3,735	43
MegaStudy Co Ltd	2,031	19
MegaStudyEdu Co Ltd	1,680	52
Moorim Paper Co Ltd	14,643	38
NAVER Corp	1,890	177
RedcapTour Co Ltd	2,781	39
Samsung Electronics Co Ltd	35,919	1,282
SK Hynix Inc	6,279	344

		2,621

Spain — 1.9%
Amadeus IT Group SA, Cl A	9,913	755
Banco Bilbao Vizcaya Argentaria SA	38,530	209
Bankinter SA	38,515	278
Cia de Distribucion Integral Logista Holdings SA	6,568	145
Grifols SA	7,096	182
Industria de Diseno Textil SA	11,571	310

		1,879

Sweden — 1.9%
AddNode Group AB, Cl B	1,090	16
Atlas Copco AB, Cl A	13,772	370
Atlas Copco AB, Cl B	16,936	410
Bergman & Beving AB	3,040	32
Betsson AB	4,372	2
Biotage AB	32,729	386
Elekta AB, Cl B	17,790	231
Eolus Vind AB, Cl B	4,504	29

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Epiroc AB, Cl B	30,318	$274
Medcap AB*	11,357	119

		1,869

Switzerland — 5.0%
Cie Financiere Richemont SA	4,055	297
CPH Chemie & Papier Holding AG	219	18
Credit Suisse Group AG	22,065	250
Credit Suisse Group AG ADR	25,816	291
Glarner Kantonalbank	757	22
Highlight Communications AG *	1,314	6
Lastminute.com NV *	670	17
Logitech International SA	5,350	194
Nestle SA	10,130	1,003
Novartis AG	2,790	239
Novartis AG ADR	7,038	603
Partners Group Holding AG	230	161
Roche Holding AG	5,612	1,468
SGS SA	92	232
Swiss Life Holding AG	240	109

		4,910

Taiwan — 2.5%
ASE Technology Holding Co Ltd	154,137	292
DA CIN Construction Co Ltd	43,000	30
Hon Hai Precision Industry Co Ltd	114,440	268
Hsing TA Cement Co	45,600	26
Li Ming Development Construction Co Ltd	11,000	14
Shanghai Commercial & Savings Bank Ltd/ The	14,645	27
Taiwan Semiconductor Manufacturing Co Ltd	90,000	670
Taiwan Semiconductor Manufacturing Co Ltd ADR	22,208	852
Yuanta Financial Holding Co Ltd	494,000	277

		2,456

Thailand — 1.1%
Fabrinet *	2,920	124
Nava Nakorn PCL	422,400	23
PTT Exploration & Production PCL	124,200	493
PTT PCL	108,000	158
Supalai PCL	304,500	215
Thai Rayon PCL	35,400	43
Thai Stanley Electric PCL	6,600	47

		1,103

Turkey — 0.9%
Akbank T.A.S.	96,331	99
Aksigorta AS	57,243	43
AvivaSA Emeklilik ve Hayat AS	8,689	14
Celebi Hava Servisi AS	5,056	71
Haci Omer Sabanci Holding AS	200,106	266
KOC Holding AS	45,937	128
Turkiye Garanti Bankasi AS *	189,897	258

572	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Turkiye Sise ve Cam Fabrikalari AS	26,294	$23

		902

United Kingdom — 10.9%
Anglo American PLC	7,910	189
ASOS PLC *	6,745	292
Associated British Foods PLC	9,140	284
Barclays PLC	176,391	332
BHP Group PLC	8,090	182
boohoo Group PLC *	101,920	290
BP PLC ADR	9,714	396
Britvic PLC	15,700	176
Burberry Group PLC	10,876	232
Close Brothers Group PLC	10,005	174
Computacenter PLC	1,190	19
Dart Group PLC	1,666	19
Diageo PLC	17,203	721
Ergomed PLC *	4,707	14
Evraz PLC	34,681	257
Exillon Energy PLC *	4,819	2
Experian PLC	16,160	486
Ferrexpo PLC	34,735	101
Fiat Chrysler Automobiles NV	15,600	199
Gem Diamonds Ltd	19,498	22
Hargreaves Lansdown PLC	16,518	472
Howden Joinery Group PLC	29,227	185
HSBC Holdings PLC	81,899	666
Indivior PLC *	17,994	10
International Consolidated Airlines Group SA	25,167	143
ITV PLC	136,311	184
Judges Scientific PLC	1,210	47
Just Eat PLC *	43,708	332
Kingspan Group PLC	8,551	445
London Stock Exchange Group PLC	2,227	148
Magnitogorsk Iron & Steel Works PJSC GDR	2,993	26
Morses Club PLC	4,876	10
NWF Group PLC	7,826	17
Oxford Metrics PLC	10,674	13
Pagegroup PLC	2,389	15
Prudential PLC	21,779	433
Reach PLC	23,572	23
RELX PLC	17,724	412
Rio Tinto PLC	16,374	936
Rio Tinto PLC ADR	7,897	457
Robert Walters PLC	2,187	18
Sopheon PLC	2,598	34
St James’s Place PLC	16,255	214
Tesco PLC	52,683	150
Unilever NV	14,122	850
Vertu Motors PLC	30,896	16
Vodafone Group PLC	89,401	146

		10,789

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

United States — 2.8%
Atlassian Corp PLC, Cl A*	2,985	$376
Carnival Corp, Cl A	8,796	450
Coca-Cola European Partners PLC	8,756	485
Core Laboratories NV	4,499	214
Everest Re Group Ltd	2,039	505
NXP Semiconductors NV	3,759	332
PriceSmart Inc	904	44
Spotify Technology SA*	2,597	326

		2,732

Total Common Stock (Cost $87,238) ($ Thousands)		93,851

PREFERRED STOCK (A) — 0.8%

Brazil — 0.6%
Banco Bradesco SA	17,860	168
Banco do Estado do Rio Grande do Sul SA	12,700	77
Centrais Eletricas Santa Catarina	7,400	100
Itau Unibanco Holding SA ADR	27,466	245

		590

Germany — 0.1%
Draegerwerk AG & Co KGaA	254	14
KSB SE & Co KGaA	237	81

		95

Spain — 0.1%
Grifols SA	3,912	69

Total Preferred Stock (Cost $735) ($ Thousands)		754

CASH EQUIVALENT — 2.3%
SEI Daily Income Trust, Government Fund, Cl F
2.190% **†	2,275,650	2,276

Total Cash Equivalent (Cost $2,276) ($ Thousands)		2,276

Total Investments in Securities — 97.9% (Cost $90,249) ($ Thousands)		$96,881

SEI Institutional Investments Trust / Annual Report / May 31, 2019	573

SCHEDULE OF INVESTMENTS

May 31, 2019

Screened World Equity Ex-US Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Euro Stoxx 50	21	Jun-2019	$786	$766	$(15)
FTSE 100 Index	5	Jun-2019	459	451	(7)
Hang Seng Index	2	Jun-2019	344	341	(4)
S&P TSX 60 Index	2	Jun-2019	288	284	(3)
SPI 200 Index	3	Jun-2019	332	333	–
TOPIX Index	3	Jun-2019	421	416	(9)

			$2,630	$2,591	$(38)

Percentages are based on Net Assets of $98,969 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

FTSE — Financial Times and Stock Exchange

GDR — Global Depositary Receipt

Ltd. — Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

S&P — Standard & Poor’s

SPI — Share Price Index

TOPIX — Tokyo Price Index

TSX — Toronto Stock Exchange

The following is a list of the level of inputs used as of May 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$91,125	$2,726	$–	$93,851
Preferred Stock	685	69	–	754
Cash Equivalent	2,276	–	–	2,276

Total Investments in Securities	$94,086	$2,795	$–	$96,881

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$–	$–	$—	$—
Unrealized Depreciation	(38)	—	—	(38)

Total Other Financial Instruments	$(38)	$–	$–	$(38)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2019 ($ Thousands):

Security Description	Value 5/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$4,361	$14,836	$(16,921)	$ —	$ —	$ 2,276	2,275,650	$94	$ —

The accompanying notes are an integral part of the financial statements.

574	SEI Institutional Investments Trust / Annual Report / May 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

SEI Institutional Investments Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund and Emerging Markets Equity Fund and the statements of assets and liabilities, including the schedules of investments, of the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-five of the twenty-seven funds comprising the SEI Institutional Investments Trust (the Trust)), as of May 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, except for the U.S. Equity Factor Allocation Fund for which the date is the year ended May 31, 2019 and the period from April 26, 2018 (commencement of operations) through May 31, 2018 and World Select Equity Fund for which the date is the year ended May 31, 2019 and the period from June 30, 2017 (commencement of operations) through May 31, 2018, and the related notes (collectively, the financial statements) the financial highlights for each of the years or periods in the five year period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated summary schedule of investments, of the Dynamic Asset Allocation Fund, and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Multi-Asset Real Return Fund (two of the twenty-seven funds comprising the Trust) (the twenty-seven funds collectively, the “Funds”), as of May 31, 2019, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. The financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, are included in Item 1 of this Form N-CSR and the schedules of investments in securities of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund and Emerging Markets Equity Fund and the consolidated schedule of investments in securities of the Dynamic Asset Allocation Fund, as of May 31, 2019 are included in Item 6 of this Form N-CSR. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2019, the results of their operations and their cash flows for the Multi-Asset Real Return, for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, except for the U.S. Equity Factor Allocation Fund for which the date is the year ended May 31, 2019 and the period from April 26, 2018 (commencement of operations) through May 31, 2018 and World Select Equity Fund for which the date is the year ended May 31, 2019 and the period from June 30, 2017 (commencement of operations) through May 31, 2018, and the financial highlights and consolidated financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds Investment Companies since 2005.

Philadelphia, Pennsylvania

July 26, 2019

(b) In accordance with Section 13(c) of the Investment Company Act of 1940 the Screened World Equity Ex-US Fund did not hold any divested securities during the fiscal year ended May 31, 2019.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Investments Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 9, 2019

By	/s/ James Hoffmayer
James Hoffmayer
Controller & CFO

Date: August 9, 2019